PROSPECTUS
                                 CLASS A SHARES
                                   May 2, 2005
                               JNL(R) SERIES TRUST
                    1 Corporate Way o Lansing, Michigan 48951

This Prospectus provides you with the basic information you should know before investing in the JNL Series Trust (Trust).

The shares of the Trust are sold to life insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies. Shares of the Trust may also be sold directly to qualified retirement plans. The Trust currently offers shares in the following separate Funds ("Fund" or "Funds"), each with its own investment objective.

JNL/AIM Large Cap Growth Fund
JNL/AIM Real Estate Fund
JNL/AIM Small Cap Growth Fund
JNL/Alger Growth Fund
JNL/Eagle Core Equity Fund
JNL/Eagle SmallCap Equity Fund
JNL/FMR Balanced Fund
JNL/FMR Capital Growth Fund
JNL/Franklin Templeton Small Cap Value Fund
JNL/Goldman Sachs Mid Cap Value Fund
JNL/JPMorgan International Equity Fund
JNL/JPMorgan International Value Fund
JNL/Lazard Mid Cap Value Fund
JNL/Lazard Small Cap Value Fund
JNL/Mellon Capital Management S&P 500 Index Fund
JNL/Mellon Capital Management S&P 400 MidCap Index Fund
JNL/Mellon Capital Management Small Cap Index Fund
JNL/Mellon Capital Management International Index Fund
JNL/Mellon Capital Management Bond Index Fund
JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund
JNL/Oppenheimer Global Growth Fund
JNL/Oppenheimer Growth Fund
JNL/PIMCO Total Return Bond Fund
JNL/Putnam Equity Fund
JNL/Putnam Midcap Growth Fund
JNL/Putnam Value Equity Fund
JNL/Salomon Brothers High Yield Bond Fund
JNL/Salomon Brothers Strategic Bond Fund
JNL/Salomon Brothers U.S. Government & Quality Bond Fund
JNL/Select Balanced Fund
JNL/Select Global Growth Fund
JNL/Select Large Cap Growth Fund
JNL/Select Money Market Fund
JNL/Select Value Fund
JNL/T. Rowe Price Established Growth Fund
JNL/T. Rowe Price Mid-Cap Growth Fund
JNL/T. Rowe Price Value Fund
JNL/S&P Managed Conservative Fund
JNL/S&P Managed Moderate Fund
JNL/S&P Managed Moderate Growth Fund
JNL/S&P Managed Growth Fund
JNL/S&P Managed Aggressive Growth Fund


EACH FUND EXCEPT THE JNL/S&P FUNDS OFFERS TWO CLASSES OF SHARES, CLASS A AND CLASS B. THE JNL/SELECT MONEY MARKET FUND ALSO OFFERS CLASS C SHARES. CLASS A SHARES ARE DESCRIBED IN THIS PROSPECTUS.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE TRUST'S SECURITIES, OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," "500,"
"S&P MidCap 400 Index" and "Standard & Poor's MidCap 400" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Jackson National Life Insurance Company. The JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund, JNL/Mellon Capital Management S&P 500 Index Fund and JNL/Mellon Capital Management S&P 400 MidCap Index Fund are not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P") and S&P makes no representation regarding the advisability of investing in the Funds. Among the fund options considered are index funds based on the S&P 500 and other indexes that are published by S&P. S&P typically receives license fees from the issuers of such funds, some of which may be based on the amount of assets invested in the fund. Please see the Statement of Additional Information which sets forth certain additional disclaimers and limitations of liabilities on behalf of S&P. For more detailed information about the Trust and the Funds, see the Trust's Statement of Additional Information (SAI), which is incorporated by reference into (which means it legally is a part of) this prospectus.
                                 ---------------


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                                TABLE OF CONTENTS

I. ABOUT THE FUNDS OF THE TRUST.............................................1

INCLUDES A DESCRIPTION OF EACH FUND, ITS INVESTMENT STRATEGIES AND PRINCIPAL RISKS; HISTORIC PERFORMANCE; PERFORMANCE MEASURED AGAINST A RELEVANT BENCHMARK; HIGHEST AND LOWEST PERFORMING QUARTERS; EXPENSES; AND MANAGEMENT OF THE FUND.

II. MANAGEMENT OF THE TRUST.................................................173

MANAGEMENT OF THE FUNDS; FUND EXPENSES; SUB-ADVISORY ARRANGEMENTS; ADMINISTRATIVE FEE, CLASSES OF SHARES, BROKERAGE ENHANCEMENT PLAN, INVESTMENT IN TRUST SHARES; SHARE REDEMPTION; AND TAX STATUS.

III. FINANCIAL HIGHLIGHTS...................................................182

THE FINANCIAL HIGHLIGHTS TABLES WILL HELP YOU UNDERSTAND A FUND'S FINANCIAL PERFORMANCE FOR THE PAST FIVE YEARS, OR FOR THE SHORTER LIFE OF THE FUND.



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                          ABOUT THE FUNDS OF THE TRUST

JNL/AIM LARGE CAP GROWTH FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/AIM Large Cap Growth Fund is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to meet its objective by investing, normally, at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in securities of large-capitalization companies. In complying with this 80% investment requirement, the Fund will invest primarily in marketable equity securities, including convertible securities, but its investments may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Fund's direct investments and may include warrants, futures, options, exchange-traded funds and ADRs. The Fund considers a company to be a large-capitalization company if it has a market capitalization, at the time of purchase, no smaller than the smallest capitalized company included in the Russell 1000(R) Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. As of December 31, 2004, the Fund had a median market capitalization of $19.320 billion, and had 97.58% of assets invested in large capitalization stocks. The Russell 1000 Index is a widely recognized, unmanaged index of common stocks that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which measures the performance of the 3,000 largest U.S. companies based on market capitalization. The Fund may also invest up to 25% of its total assets in foreign securities.

The portfolio managers purchase securities of a limited number of large-cap companies that they believe have the potential for above-average growth in revenues and earnings. The portfolio managers consider whether to sell a particular security when they believe the security no longer has that potential.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose all or a portion of your money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o CONVERTIBLE SECURITIES RISK. The values of the convertible securities in which the Fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the Fund. Also, since a large percentage of the Fund's assets will be invested in a limited number of securities, any change in value of those securities could significantly affect the value of your investment in the Fund.

     o DERIVATIVES RISK. Investing in derivative instruments, such as futures and options, involves special risks. The Fund's sub-adviser must correctly predict price movements, during the life of the derivative, of the underlying asset in order to realize the desired result from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly, and to a greater extent, than other investments, which may increase the volatility of the Fund and create a greater risk of loss.

     o PORTFOLIO TURNOVER. The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If the fund does trade in this way, it may incur increased transaction costs, which can lower the actual return on your investment. Active trading may also increase short-term gains and losses.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to broad-based indices since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

Effective April 30, 2004, the Fund was combined with JNL/AIM Premier Equity II Fund, with the Fund as the surviving Fund. The performance shown is the Fund's historic performance, and does not reflect the performance of the acquired Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31
-25.47%           30.02%            9.99%
[insert chart]
2002              2003              2004


In the periods shown in the chart, the Fund's highest quarterly return was 12.39% (2nd quarter of 2003) and its lowest quarterly return was -14.46% (2nd quarter of 2002).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
----------------------------------------------------------------------- --------------------- --------------------
                                                                               1 year            Life of Fund*
----------------------------------------------------------------------- --------------------- --------------------
JNL/AIM Large Cap Growth Fund (Class A)                                          9.99%                5.04%
S&P 500 Index                                                                   10.88%                5.54%
Russell 1000 Growth Index                                                        5.23%                1.12%
----------------------------------------------------------------------- --------------------- --------------------

The Russell 1000 Growth Index is a style specific index.
The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.
* The Fund began operations on October 29, 2001.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------- ----------------------
                                                                                                      CLASS A
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Management/Administrative Fee*                                                                          0.81%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
12b-1 Service Fee                                                                                       0.20%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Other Expenses                                                                                          0.01%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Total Fund Annual Operating Expenses                                                                    1.02%
---------------------------------------------------------------------------------------------- ----------------------

* A reduction in the advisory fee took place on January 1, 2005. These estimates are based on the Fund's actual operating expenses for its most recently completed fiscal year, as adjusted for contractual changes.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

--------------------------------------------------------------------------------------- ------------------------
EXPENSE EXAMPLE                                                                                 CLASS A
--------------------------------------------------------------------------------------- ------------------------
--------------------------------------------------------------------------------------- ------------------------
1 Year                                                                                            $104
--------------------------------------------------------------------------------------- ------------------------
--------------------------------------------------------------------------------------- ------------------------
3 Years                                                                                           $325
--------------------------------------------------------------------------------------- ------------------------
--------------------------------------------------------------------------------------- ------------------------
5 Years                                                                                           $563
--------------------------------------------------------------------------------------- ------------------------
--------------------------------------------------------------------------------------- ------------------------
10 Years                                                                                        $1,248
--------------------------------------------------------------------------------------- ------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITION. In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a portion of its assets in cash equivalents, or high-quality debt instruments. During periods in which the Fund employs such a temporary defensive strategy, it will not be pursuing, and will not achieve, its investment objective. For cash management purposes, the Fund may also hold a portion of its assets in cash or such liquid assets.

INITIAL PUBLIC OFFERINGS. The Fund may participate in the initial public offering (IPO) market. Because of the Fund's small asset base, any investment the Fund may make in IPOs may significantly increase the Fund's total returns. As the Fund's assets grow, the impact of IPO investments will decline, which may reduce the Fund's total return.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risk and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/AIM Large Cap Growth Fund is A I M Capital Management, Inc. ("AIM"), located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046.

AIM, an investment adviser since 1986, is an indirect, wholly owned subsidiary of A I M Management Group Inc. A I M Management Group Inc. advises approximately 200 mutual funds and separate accounts which total approximately $138 billion in total net assets as of December 31, 2004. AIM is a wholly owned subsidiary of AMVESCAP, PLC.

The Fund is managed on a team basis. The individual members of the team who are primarily responsible for the day-to-day management of the Fund's portfolio are:

     o Geoffrey V. Keeling, Senior Portfolio Manager, has been associated with AIM and/or its affiliates since 1995.

     o Robert L. Shoss, Senior Portfolio Manager, has been associated with AIM and/or its affiliates since 1995.

They are assisted by AIM's Large Cap Growth Team, which may be compromised of portfolio managers, research analysts and other investment professionals of the advisor. Team members provide research support and make securities recommendations with respect to the fund's portfolio, but do not have day-to-day management responsibilities with respect to the fund. Members of the team may change from time to time.

The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of securities in the Fund.

AIM is a subsidiary of A I M Advisors, Inc. ("AIM"), which is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("IFG"), was formerly the investment advisor to the INVESCO Funds. The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to a wide range of issues, including issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

     On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and AIM reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Under the terms of the settlements, AIM also will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman The SEC has also settled market timing enforcement actions against senior IFG and AIM executives.

REGULATORY INQUIRIES AND PENDING LITIGATION

     As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions or inquiries and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

     ONGOING REGULATORY INQUIRIES CONCERNING IFG AND AIM

     IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds also have received regulatory inquiries on these matters

     PRIVATE CIVIL ACTIONS ALLEGING MARKET TIMING

     Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds.

     PRIVATE CIVIL ACTIONS ALLEGING IMPROPER USE OF FAIR VALUE PRICING

     Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing.

     PRIVATE CIVIL ACTIONS ALLEGING EXCESSIVE ADVISORY AND/OR DISTRIBUTION FEES

     Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans

     PRIVATE CIVIL ACTIONS ALLEGING IMPROPER CHARGING OF DISTRIBUTION FEES ON LIMITED OFFERING FUNDS OR SHARE CLASSES

     Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees.

     PRIVATE CIVIL ACTIONS ALLEGING IMPROPER MUTUAL FUND SALES PRACTICES AND DIRECTED-BROKERAGE ARRANGEMENTS

     Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions.

JNL/AIM REAL ESTATE FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/AIM Real Estate Fund is high total return.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to meet this objective by investing, normally, at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in real estate and real estate-related companies. In complying with this 80% investment requirement, the Fund may invest in debt and equity securities, including convertible securities, and its investments may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Fund's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depository Receipts. The Fund considers a company to be a real estate-related company if at least 50% of its assets, gross income or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate. These companies include equity real estate investment trusts (REITs) that own property and mortgage loans or that invest in long-term mortgages or mortgage pools, or companies whose products and services are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions that issue or service mortgages.

The Fund may invest in equity, debt or convertible securities of companies unrelated to the real estate industry that the portfolio managers believe are undervalued and have potential for growth of capital. The Fund will limit its investment in debt securities unrelated to real estate to those that are investment-grade or deemed by the Fund's portfolio managers to be of comparable quality. The Fund may invest up to 25% of its total assets in foreign securities. For cash management purposes, the Fund may also hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds. Any percentage limitations with respect to assets of the Fund are applied at the time of purchase. The Fund may participate in the initial public offering (IPO) market in some market cycles.

The portfolio managers utilize fundamental real estate analysis and quantitative securities analysis to select investments for the Fund, including analyzing a company's management and strategic focus, evaluating the location, physical attributes and cash flow generating capacity of a company's properties and calculating relative return potential among other things. The portfolio managers consider whether to sell a particular security when any of these factors materially changes.

In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a portion of its assets, cash equivalents or high quality debt instruments. During periods in which the Fund employs such a temporary defensive strategy, it will not be pursuing, and will not achieve, its investment objective. For cash management purposes, the Fund may also hold a portion of its assets in cash or such liquid assets.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose all or a portion of your money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o CONVERTIBLE SECURITIES RISK. The values of the convertible securities in which the Fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the Fund. Also, since a large percentage of the Fund's assets will be invested in a limited number of securities, any change in value of those securities could significantly affect the value of your investment in the Fund.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o DERIVATIVES. The Fund may use derivative instruments, such as futures contracts, options, and forward currency contracts, for hedging or as a means of enhancing return. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's sub-adviser must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

     o SYNTHETIC INSTRUMENTS RISK. Investing in synthetic instruments involves risks that the cause fluctuations in the values that may not correlate perfectly with the overall securities market. Some synthetic instruments are more sensitive to interest rate changes and market price fluctuations than others. Also, synthetic instruments are subject to counter part risk which is the risk that the other party in the transaction will not fulfill its contractual obligation to complete the transaction with the Fund.

     o REAL ESTATE INVESTMENT RISK. The Fund could conceivably hold real estate directly if a company defaults on debt securities the Fund owns. In that event, an investment in the Fund may have additional risks relating to direct ownership in real estate, including difficulties in valuing and trading real estate, declines in value of the properties, risks relating to general and local economic conditions, changes in the climate for real estate, increases in taxes, expenses and costs, changes in laws, casualty and condemnation losses, rent control limitations and increases in interest rates.

          The value of the Fund's investment in REITs is affected by the factors listed above, as well as the management skill of the persons managing the REIT. Since REITs have expenses of their own, you will bear a proportionate share of those expenses in addition to those of the Fund. Because the Fund focuses its investments in REITs and other companies related to the real estate industry, the value of your shares may rise and fall more than the value of shares of a fund that invests in a broader range of companies.

     o INDUSTRY FOCUS RISK. At times the Fund may increase the relative emphasis of its investments in a particular industry. Stocks of issuers in a particular industry are subject to changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry more than others. To the extent that the Fund has greater emphasis on investments in a particular industry, its share values may fluctuate in response to events affecting that industry.

     o INVESTMENT IN IPOS. The Fund may participate in the initial public offering (IPO) market in some market cycles. Because of the Fund's small initial asset base, any investment the Fund may make in IPOs may significantly increase the Fund's total return. As the Fund's assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on the Fund's total return.

PERFORMANCE. The Performance of a Fund will vary from year to year. The Fund's performance figures will not reflect the deduction of any charges that are imposed under a variable annuity contract.

Performance for the Fund has not been included because the Fund will commence operations on the effective date of this prospectus.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------ --------------------
                                                                                                       CLASS A
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Management/Administrative Fee                                                                             0.85%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
12b-1 Service Fee                                                                                         0.20%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Other Expenses                                                                                            0.01%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Total Fund Annual Operating Expenses                                                                      1.06%
------------------------------------------------------------------------------------------------ --------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate
Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                                CLASS A
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
1 Year                                                                                           $108
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
3 Years                                                                                          $337
------------------------------------------------------------------------------------- --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The SAI has more information about the Fund's authorized investments and strategies, as well as the risk and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/AIM Real Estate Fund is A I M Capital Management, Inc. ("AIM"), located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046.

The sub -sub-adviser to the JNL/AIM Real Estate Fund (the "Fund") is INVESCO Institutional (N.A.), Inc. ("IINA") with its principal office at 1360 Peachtree St., N.E., Suite 100, Atlanta, Georgia 30309.

Day-to-day investment management decisions for the Fund will be made by IINA. IINA is responsible for choosing certain types of real estate securities for the Fund. IINA and AIM are indirect, wholly-owned subsidiaries of AMVESCAP, Plc. As of December 31, 2004, IINA and its affiliates managed approximately $194 billion in total assets. AMVESCAP, as of December 31, 2004, managed approximately $382 billion in total assets. IINA is compensated by AIM at no additional expense to the Trust. IINA is an affiliate of AIM.

The Fund is managed on a team basis. The individual members of the team, who are assisted by the Real Estate Team, and are primarily responsible for the day-to-day management of the Fund's portfolio are:

     o Joe V. Rodriguez, Jr. (Lead Manager), Portfolio Manager, has been responsible for the Fund since 2005 and has been associated with AIM and/or its affiliates since 1990.

     o Mark Blackburn, Portfolio Manager, has been responsible for the Fund since 2005 and has been associated with AIM and/or its affiliates since 1998.

     o James W. Trowbridge, Portfolio Manager, has been responsible for the Fund since 2005 and has been associated with the adviser and/or its affiliates since 1989.

The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of securities in the Fund.

A I M is a subsidiary of A I M Advisors, Inc. ("AIM"), which is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("IFG"), was formerly the investment advisor to the INVESCO Funds.

The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to a wide range of issues, including issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

     On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and AIM reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Under the terms of the settlements, AIM also will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. The SEC has also settled market timing enforcement actions against senior IFG and AIM executives.

REGULATORY INQUIRIES AND PENDING LITIGATION

     As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions or inquiries and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

     ONGOING REGULATORY INQUIRIES CONCERNING IFG AND AIM

     IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds also have received regulatory inquiries on these matters

     PRIVATE CIVIL ACTIONS ALLEGING MARKET TIMING

     Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds.

     PRIVATE CIVIL ACTIONS ALLEGING IMPROPER USE OF FAIR VALUE PRICING

     Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing.

     PRIVATE CIVIL ACTIONS ALLEGING EXCESSIVE ADVISORY AND/OR DISTRIBUTION FEES

     Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans

     PRIVATE CIVIL ACTIONS ALLEGING IMPROPER CHARGING OF DISTRIBUTION FEES ON LIMITED OFFERING FUNDS OR SHARE CLASSES

     Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees.

     PRIVATE CIVIL ACTIONS ALLEGING IMPROPER MUTUAL FUND SALES PRACTICES AND DIRECTED-BROKERAGE ARRANGEMENTS

     Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions.

JNL/AIM SMALL CAP GROWTH FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/AIM Small Cap Growth Fund is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to meet this objective by investing, normally, at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in securities of small-cap companies. In complying with this 80% investment requirement, the Fund will invest primarily in marketable equity securities, including convertible securities, but its investment may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Fund's direct investments and may include warrants, futures, options, exchange-traded funds and ADRs. The Fund considers a company to be a small-cap company if it has a market capitalization, at the time of purchase, no larger than the largest capitalized company included in the Russell 2000(R) Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. As of December 31, 2004, the Fund had a median market capitalization of $1.384 billion, and had 96.63% of assets invested in small cap stocks. The Russell 2000 Index consists of the 2,000 smallest companies in the Russell 3000(R) Index, which includes the 3,000 largest U.S. companies based on total market capitalization.

The Fund may also invest up to 20% of its assets in equity securities of issuers that have market capitalizations, at the time of purchase, outside the range of market capitalizations of companies included in the Russell 2000 Index, and in investment-grade non-convertible debt securities, U.S. government securities and high quality money market instruments. The Fund may also invest up to 25% of its total assets in foreign securities. Any percentage limitations with respect to the assets of the Fund are applied at the time of purchase.

In selecting investments, the portfolio managers seek to identify those companies that have strong earnings momentum or demonstrate other potential for growth of capital. The portfolio managers anticipate that the Fund, when fully invested, will generally be comprised of companies that are currently experiencing a greater than anticipated increase in earnings. The portfolio managers allocate investments among fixed-income securities based on their views as to the best values then available in the marketplace. The portfolio managers consider whether to sell a particular security when any of these factors materially changes.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose all or a portion of your money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o SMALL CAP INVESTING RISK. The prices of equity securities of smaller companies may fluctuate more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for the portfolio to sell securities at a desirable price. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

     o DERIVATIVES RISK. Investing in derivative instruments, such as futures and options, involves special risks. The Fund's sub-adviser must correctly predict price movements, during the life of the derivative, of the underlying asset in order to realize the desired result from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly, and to a greater extent, than other investments, which may increase the volatility of the Fund and create a greater risk of loss.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to broad-based indices since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31
-27.32%           38.43%            6.86%
[insert chart]
2002              2003              2004


In the periods shown in the chart, the Fund's highest quarterly return was 21.01% (2nd quarter of 2003) and its lowest quarterly return was -18.11% (3rd quarter of 2002).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
------------------------------------------------------------------------ ---------------------- -------------------
                                                                                1 year            Life of Fund*
------------------------------------------------------------------------ ---------------------- -------------------
JNL/AIM Small Cap Growth Fund (Class A)                                           6.86%                 7.20%
Russell 2000 Growth Index                                                        13.82%                12.82%
------------------------------------------------------------------------ ---------------------- -------------------

The Russell 2000 Growth Index is a style specific index.
* The Fund began operations on October 29, 2001.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------ --------------------
                                                                                                       CLASS A
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Management/Administrative Fee*                                                                          0.95%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
12b-1 Service Fee                                                                                       0.20%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Other Expenses                                                                                          0.01%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Total Fund Annual Operating Expenses                                                                    1.16%
------------------------------------------------------------------------------------------------ --------------------

* A reduction in the advisory fee took place on January 1, 2005.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                                CLASS A
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
1 Year                                                                                           $118
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
3 Years                                                                                          $368
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
5 Years                                                                                          $638
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
10 Years                                                                                       $1,409
------------------------------------------------------------------------------------- --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITION. In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a portion of its assets, cash equivalents or high quality debt instruments. During periods in which the Fund employs such a temporary defensive strategy, it will not be pursuing, and will not achieve, its investment objective. For cash management purposes, the fund may also hold a portion of its assets in cash or such liquid assets.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risk and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/AIM Small Cap Growth Fund is A I M Capital Management, Inc. ("AIM"), located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046.

AIM, an investment adviser since 1986, is an indirect, wholly owned subsidiary of A I M Management Group Inc. A I M Management Group Inc. advises approximately 200 mutual funds and separate accounts which total approximately $138 billion in total net assets as of December 31, 2004. AIM is a wholly owned subsidiary of AMVESCAP, PLC.

The Fund is managed on a team basis. The individual members of the team, who are assisted by the Small Cap Growth and Small Cap Core Teams, and are primarily responsible for the day-to-day management of the Fund's portfolio are:

     o Juliet S. Ellis (lead manager), Senior Portfolio Manager, has been responsible for the Fund since 2004 and has been associated AIM and/or its affiliates since 2004. From 2000 to 2004, she was Managing Director and from 1993 to 2004, she was a senior portfolio manager with JPMorgan Fleming Asset Management.

     o Juan R. Hartsfield, Portfolio Manager, has been responsible for the Fund since 2004 and has been associated AIM and/or its affiliates since 2004. From 2000 to 2004, he was a co-portfolio manager with JPMorgan Fleming Asset Management. From 1999 to 2000, he was a management consultant with Booz Allen & Hamilton.

The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of securities in the Fund.

AIM is a subsidiary of A I M Advisors, Inc. ("AIM"), which is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("IFG"), was formerly the investment advisor to the INVESCO Funds. The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to a wide range of issues, including issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

     On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and AIM reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Under the terms of the settlements, AIM also will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. The SEC has also settled market timing enforcement actions against senior IFG and AIM executives.

REGULATORY INQUIRIES AND PENDING LITIGATION

     As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions or inquiries and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

     ONGOING REGULATORY INQUIRIES CONCERNING IFG AND AIM

     IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds also have received regulatory inquiries on these matters

     PRIVATE CIVIL ACTIONS ALLEGING MARKET TIMING

     Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds.

     PRIVATE CIVIL ACTIONS ALLEGING IMPROPER USE OF FAIR VALUE PRICING

     Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing.

     PRIVATE CIVIL ACTIONS ALLEGING EXCESSIVE ADVISORY AND/OR DISTRIBUTION FEES

     Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans

     PRIVATE CIVIL ACTIONS ALLEGING IMPROPER CHARGING OF DISTRIBUTION FEES ON LIMITED OFFERING FUNDS OR SHARE CLASSES

     Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees.

     PRIVATE CIVIL ACTIONS ALLEGING IMPROPER MUTUAL FUND SALES PRACTICES AND DIRECTED-BROKERAGE ARRANGEMENTS

     Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions.

JNL/ALGER GROWTH FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Alger Growth Fund is long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing at least 65% in a diversified portfolio of equity securities - common stock, preferred stock, and securities convertible into or exchangeable for common stock of large companies which trade on U.S. exchanges or in the U.S. over-the-counter market. The Fund considers a large company to be one that, at the time its securities are acquired by the Fund, has a market capitalization of $1 billion or more. These companies typically have broad product lines, markets, financial resources and depth of management.

To provide flexibility to take advantage of investment opportunities, the Fund may hold a portion of its assets in money market investments and repurchase agreements.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in U.S. traded equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31
13.41%   26.20%   45.66%   3.80%    -13.44% -11.97%  -33.19%  35.29%   5.02%
[insert chart]
1996     1997     1998     1999     2000    2001     2002     2003     2004


In the periods shown in the chart, the Fund's highest quarterly return was 25.65% (4th quarter of 1998) and its lowest quarterly return was -20.09% (3rd quarter of 2002).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
------------------------------------------------------ ---------------------- ---------------- ---------------------
                                                              1 year              5 year          Life of Fund*
------------------------------------------------------ ---------------------- ---------------- ---------------------
JNL/Alger Growth Fund (Class A)                                5.02%              -6.26%               7.72%
S&P 500 Index                                                 10.88%              -2.29%              10.02%
------------------------------------------------------ ---------------------- ---------------- ---------------------

The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.
* The Fund began operations on October 16, 1995.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------- ----------------------
                                                                                                      CLASS A
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Management/Administrative Fee*                                                                         0.80%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
12b-1 Service Fee                                                                                      0.20%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Other Expenses                                                                                         0.01%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Total Fund Annual Operating Expenses                                                                   1.01%
---------------------------------------------------------------------------------------------- ----------------------

* A reduction in the advisory fee took place on July 1, 2004. These estimates are based on the Fund's actual operating expenses for its most recently completed fiscal year, as adjusted for contractual changes.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

-------------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                                 CLASS A
-------------------------------------------------------------------------------------- --------------------------
-------------------------------------------------------------------------------------- --------------------------
1 Year                                                                                            $103
-------------------------------------------------------------------------------------- --------------------------
-------------------------------------------------------------------------------------- --------------------------
3 Years                                                                                           $322
-------------------------------------------------------------------------------------- --------------------------
-------------------------------------------------------------------------------------- --------------------------
5 Years                                                                                           $558
-------------------------------------------------------------------------------------- --------------------------
-------------------------------------------------------------------------------------- --------------------------
10 Years                                                                                        $1,236
-------------------------------------------------------------------------------------- --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITION. The Fund may take a temporary, defensive position by investing up to all of its assets in debt securities (typically of a high grade), cash equivalents and repurchase agreements. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive position may reduce the potential for appreciation in the Fund's portfolio.

PORTFOLIO TURNOVER. The Fund may actively trade securities in seeking to achieve its objective. Doing so may increase transaction costs, which may reduce performance. Active trading also may increase short-term gains and losses.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/Alger Growth Fund is Fred Alger Management, Inc. (Alger Management), which is located at 111 Fifth Avenue, New York, New York 10003. Alger Management is generally engaged in the business of rendering investment advisory services to institutions and, to a lesser extent, individuals and has been so engaged since 1964. Alger Management is a wholly owned subsidiary of Fred Alger & Company, Incorporated which, in turn, is a wholly owned subsidiary of Alger Associates, Inc., a privately held financial services holding company. As of December 31, 2003, Alger Management had $9.5 billion in assets under management.

Fred M. Alger, III, is the key strategist for the Fund, overseeing the investments of the Fund. Mr. Alger, who founded Alger Management, has served as Chairman of the Board since 1964 and co-managed the portfolios prior to 1995. Dan C. Chung is responsible for the day-to-day management of portfolio investments and has served in that capacity since September 2001. Mr. Chung has been employed by Alger Management since 1994 as a Vice President and analyst from 1996 to 1999, as Senior Vice President and senior analyst until 2000, as an Executive Vice President and portfolio manager from 2000, and as Chief Investment Officer since September 2001 to September 2003. Mr. Chung was named President of Alger Management in September 2003.

The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of securities in the Fund.

Alger has provided the following information concerning regulatory investigations and proceedings involving Alger. In response to inquiries from the New York Attorney General ("NYAG") and the Securities and Exchange Commission ("SEC"), Alger and its counsel have been investigating certain shareholder trading practices in the mutual funds that it manages. Results of that investigation, which is continuing, are being shares with the NYAG, the SEC and the boards of the funds. Alger has assured the boards of the funds that if it is determined that improper market timing in any of the funds detrimentally affected the fund's performance, Alger will make appropriate restitution.

On October 16, 2003, the SEC commenced and settled a civil proceeding against James Connelly, Jr., a former vice chairman of Alger's immediate parent, in connection with alleged market timing arrangements with certain investors in The Alger Fund. That settlement specifically provides: "The findings herein are made pursuant to [Connelly's settlement] Offer and are not binding on any other person or entity in this or any other proceeding." Neither Alger nor any of the funds was a party to this proceeding.

On October 31, 2003, Peter D. DeMayo, as Custodian for James Liam DeMayo, identifying himself as a shareholder of Spectra Fund, filed a purported class action lawsuit against The Alger Fund, Spectra Fund, various portfolios of The Alger Fund, Alger, Connelly, Veras Management Partners, LLP and John Does 1-100 in the United States District Court for the Southern District of New York, and served the complaint in the lawsuit on Alger and the fund defendants on November 10, 2003. The suit, based primarily upon the SEC settlement with Mr. Connelly, alleges, among other things, that the fund defendants made false and misleading statements in their prospectuses in violation of Section 11 of the Securities Act of 1933, that other defendants violated the "control person" provision of
Section 15 of the Securities Act and Section 20(a) of the Securities Exchange Act of 1934, that all defendants committed fraud in violation of Section 10(b) of the Securities Exchange Act and Rule 10b-5 thereunder, and that Alger breached a fiduciary duty to plaintiffs. The suit seeks among other things, compensatory damages, recovery of advisory fees paid to Alger, and payment of the plaintiff's counsel and expert fees. Several similar class actions against the same and related parties and involving similar allegations and requests for relief have been brought. Additional class actions may be commenced in the near future.

The Manager has stated that it does not believe that such lawsuits will materially affect its ability to perform its management contracts with any of the mutual funds that it manages, and none of the fund defendants believes it will be materially adversely affected by the pending lawsuits.

JNL/EAGLE CORE EQUITY FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Eagle Core Equity Fund is long-term capital appreciation and, secondarily, current income.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio of common stock of U.S. companies that meet the criteria for one of three separate equity strategies: the growth equity strategy, the value equity strategy and the equity income strategy.

     o Under the GROWTH EQUITY STRATEGY, the sub-adviser selects common stocks in part based on its opinions regarding the sustainability of the company's competitive advantage in the marketplace and the company's management team. The sub-adviser looks for securities of companies which have an exceptional management team and which have the potential to increase market share and drive earnings per share growth. If a particular stock appreciates to over 7% of the total assets of the growth equity portion of the Fund, the sub-adviser typically will reduce the position to less than 7%. Generally, the sub-adviser will sell a stock if its price appreciates to a level that the sub-adviser views as not sustainable or to purchase stock that the sub-adviser believes presents a better investment opportunity.

          The sub-adviser seeks securities of companies which:

          -- have projected earnings growth and return on equity greater than 10%,

          --   are dominant in their industries, and

          --   have the ability to create and sustain a competitive advantage.

     o Under the VALUE EQUITY STRATEGY, the sub-adviser picks stocks from the 500 largest names in the Russell 1000 Index (by market capitalization). It focuses on securities with solid fundamentals, predictable growth and reasonable valuations relative to their peers. Unpredictable businesses, high multiple stocks, companies with unproven business models and businesses with no competitive advantage(s) are typically eliminated from consideration. This initial screening leaves a universe of about 150 above-average growth, predictable businesses that are the focus of an intense research process.

          The team develops an earnings model for each company in the resulting universe with each Co-Portfolio Manager responsible for those stocks in his/her sector of expertise. The research process concentrates on determining sustainable long-term growth prospects. Finally, a team uses a quantitative relative valuation model to rank each stock based on the five year expected growth rate and relative valuation, and seeks to hold those stocks with the highest potential return.

     o Under the EQUITY INCOME STRATEGY, the sub-adviser invests primarily in medium to large capitalization stocks with above-average dividend yields and rising dividends, seeking to provide both income and growth. The portfolio is diversified among common stocks, convertible bonds, convertible preferred stocks and Real Estate Investment Trusts. Securities in the portfolio often have value the sub-adviser believes is not fully recognized in the general market.

The sub-adviser divides the Fund's assets among each of these three strategies, with about 40% of the assets allocated to each of the growth equity and value equity strategies and about 20% to the equity income strategy.

The sub-adviser will typically sell a security if the security reaches its target price, negative changes occur with respect to the issuer or its industry, or there is a significant change in one or more of the characteristics applicable to the security's selection. However, the Fund may continue to hold equity securities that no longer meet the selection criteria but that the sub-adviser deems suitable investments in view of the Fund's investment objective.

Under normal circumstances, the Fund invests at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in the common stock of U.S. companies and may invest the balance in other securities, such as common stock of foreign issuers, corporate debt obligations, U.S. government securities, preferred stock, convertible stock, warrants and rights to buy common stock, real estate investment trusts, repurchase agreements and money market instruments. Although the Fund emphasizes investment-grade securities (or unrated securities that the sub-adviser deems to be of comparable quality), the Fund may invest in non-investment-grade securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests primarily in stocks of U.S. companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid securities markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o VALUE INVESTING RISK. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value or the factors that the manager believes will increase the price of the security do not occur.

     o    NON-INVESTMENT   GRADE  RISK.  A  non-investment  grade  security  may
          fluctuate more in value, and present a greater risk of default, than a higher-rated security.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

Effective April 30, 2004, the Fund was combined with JNL/Janus Growth & Income Fund, with the Fund as the surviving fund. The performance shown is the Fund's historic performance, and does not reflect the performance of the acquired fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31
32.33%   16.54%   23.55%   0.28%    -9.83%  -20.53%  24.54%   6.32%
[insert chart]
1997     1998     1999     2000     2001    2002     2003     2004


In the periods shown in the chart, the Fund's highest quarterly return was 18.43% (4th quarter of 1998) and its lowest quarterly return was -16.65% (3rd quarter of 2002).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
----------------------------------------------- -------------------------- -------------------- -------------------
                                                         1 year                  5 year           Life of Fund*
----------------------------------------------- -------------------------- -------------------- -------------------
JNL/Eagle Core Equity Fund (Class A)                       6.32%                 -0.99%                8.25%
S&P 500 Index                                             10.88%                 -2.29%                8.79%
----------------------------------------------- -------------------------- -------------------- -------------------

The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.
* The Fund began operations on September 16, 1996.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------- -----------------------
                                                                                                     CLASS A
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Management/Administrative Fee                                                                          0.75%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
12b-1 Service Fee                                                                                      0.20%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Other Expenses                                                                                         0.01%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Total Fund Annual Operating Expenses                                                                   0.96%
--------------------------------------------------------------------------------------------- -----------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------- -------------------------
EXPENSE EXAMPLE                                                                               CLASS A
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
1 Year                                                                                           $98
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
3 Years                                                                                         $306
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
5 Years                                                                                         $531
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
10 Years                                                                                      $1,178
------------------------------------------------------------------------------------- -------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITION. The Fund may take a temporary, defensive position by investing a substantial portion of its assets in U.S. government securities, cash, cash equivalents and repurchase agreements. Taking a defensive position may reduce the potential for appreciation in the Fund's portfolio. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective.

DERIVATIVES. The Fund may also use derivative instruments, such as options, futures contracts and indexed securities, which are subject to transaction costs and certain risks, such as unanticipated changes in securities prices. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's sub-adviser must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/Eagle Core Equity Fund is Eagle Asset Management, Inc. (Eagle), 880 Carillon Parkway, St. Petersburg, Florida 33716. Eagle is a wholly owned subsidiary of Raymond James Financial, Inc. Eagle and its affiliates provide a wide range of financial services to retail and institutional clients.

In its capacity as sub-adviser, Eagle supervises and manages the investment portfolio of the Fund. Mr. Ashi Parikh is the Portfolio Manager responsible for the day-to-day management of the GROWTH EQUITY STRATEGY. Mr. Parikh is a Senior Managing Director of Eagle Institutional Growth Advisors, a division of Eagle Asset Management, Inc. Mr. Parikh joined Eagle in April 1999, after serving as Managing Director at Banc One Investment Advisers in Columbus, Ohio for five years. Eagle's Conservative Large Cap Equity team is responsible for the day-to-day management of the VALUE EQUITY STRATEGY. The team is compromised of four Co-Portfolio Managers: (1) Mr. Richard Skeppstrom who is a Managing Director and joined Eagle in April 2001 after serving as Senior Portfolio Manager for Evergreen Investment Management's large cap core program for six years, (2) Mr. John Jordan III who joined Eagle in April 2001 after serving as Co-Portfolio Manager of Evergreen Investment Management's large cap core program for two years, (3) Mr. Craig Dauer who joined Eagle in April 2001 after serving as Co-Portfolio Manager of Evergreen Investment Management's large cap core program for two years, and (4) Mr. Robert Marshall who joined Eagle in September 2002 after serving as Director/Senior Vice President of equity research at Wachovia Securities for seven years. Mr. Lou Kirschbaum, Managing Director and Portfolio Manager, is responsible for the day-to-day management of the EQUITY INCOME STRATEGY. He has been responsible for the equity income strategy since the inception of the Fund. Mr. Kirschbaum has been with Eagle since 1986.

The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of securities in the Fund.

JNL/EAGLE SMALLCAP EQUITY FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Eagle SmallCap Equity Fund is long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio of equity securities of U.S. companies with market capitalizations in the range of $100 million to $3 billion. The sub-adviser employs a bottom-up approach to identify rapidly growing, under-researched small capitalization companies that appear to be undervalued in relation to their long-term earnings growth rate or asset value. The sub-adviser generally invests in companies which have accelerating earnings, reasonable valuations, strong management that participates in the ownership of the company, reasonable debt, and a high or expanding return on equity. The Fund's equity holdings consist primarily of common stocks, but may also include preferred stocks and investment grade securities convertible into common stocks, and warrants.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests primarily in stocks of U.S. companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o SMALL CAP INVESTING. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones. The companies in which the Fund is likely to invest have limited product lines, markets or financial resources, or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Accordingly, an investment in the Fund may not be appropriate for all investors.

     o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

     o VALUE INVESTING RISK. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value or the factors that the manager believes will increase the price of the security do not occur.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31
27.64%   1.18%    19.27%   -13.25%  11.00%  -22.77%  39.97%   18.80%
[insert chart]
1997     1998     1999     2000     2001    2002     2003     2004


In the periods shown in the chart, the Fund's highest quarterly return was 29.40% (2nd quarter of 1999) and its lowest quarterly return was -24.08% (3rd quarter of 2002).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
----------------------------------------------------- ----------------------- ------------------ ------------------
                                                              1 year               5 year          Life of Fund*
----------------------------------------------------- ----------------------- ------------------ ------------------
JNL/Eagle SmallCap Equity Fund (Class A)                      18.80%                 4.33%              9.96%
Russell 2000 Index                                            18.44%                 6.67%              9.39%
Russell 2000 Growth Index                                     13.82%                 1.28%              7.31%
----------------------------------------------------- ----------------------- ------------------ ------------------

The Russell 2000 Index is a broad-based, unmanaged index. The Russell 2000
Growth Index is a style specific index.
* The Fund began operations on September 16, 1996.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------ --------------------
                                                                                                       CLASS A
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Management/Administrative Fee                                                                            0.85%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
12b-1 Service Fee                                                                                        0.20%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Other Expenses                                                                                           0.01%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Total Fund Annual Operating Expenses                                                                     1.06%
------------------------------------------------------------------------------------------------ --------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

--------------------------------------------------------------------------------------------- -----------------------
EXPENSE EXAMPLE                                                                                      CLASS A
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
1 Year                                                                                                  $108
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
3 Years                                                                                                 $337
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
5 Years                                                                                                 $585
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
10 Years                                                                                              $1,294
--------------------------------------------------------------------------------------------- -----------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITION. The Fund may take a temporary, defensive position by investing a substantial portion of its assets in U.S. government securities, cash, cash equivalents and repurchase agreements. Taking a defensive position may reduce the potential for appreciation in the Fund's portfolio. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective.

OTHER INVESTMENTS. The JNL/Eagle SmallCap Equity Fund may also invest in American Depositary Receipts of foreign issuers, U.S. government securities, repurchase agreements and other short-term money market instruments which may diminish returns.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/Eagle SmallCap Equity Fund is Eagle Asset Management, Inc. (Eagle), 880 Carillon Parkway, St. Petersburg, Florida 33716. Eagle and its affiliates provide a wide range of financial services to retail and institutional clients. Eagle is a wholly owned subsidiary of Raymond James Financial, Inc.

Bert L. Boksen, Managing Director and Portfolio Manager of Eagle, is responsible for the day-to-day management of the Fund. Mr. Boksen joined Eagle in April 1995 and has portfolio management responsibilities for its small cap equity accounts. Prior to joining Eagle, Mr. Boksen was employed for 16 years by Raymond James & Associates, Inc. in its institutional research and sales department. While employed by Raymond James & Associates, Inc., Mr. Boksen served as co-head of Research, Chief Investment Officer and Chairman of the Raymond James & Associates, Inc. Focus List Committee. Mr. Boksen has had responsibility for the day-to-day management of the Fund since the inception of the Fund.

The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed, and ownership of securities in the Fund.

JNL/FMR BALANCED FUND (formerly JNL/Janus Balanced Fund)

INVESTMENT OBJECTIVE. The investment objective of the JNL/FMR Balanced Fund is to seek income and capital growth, consistent with reasonable risk.

PRINCIPAL INVESTMENT STRATEGIES. The Fund's sub-adviser, Fidelity Management & Research Company ("FMR"), manages the Fund to maintain a balance between stocks and bonds. When FMR's outlook is neutral, it will invest in approximately 60% of the Fund's assets in stocks and other equity securities and the remainder in bonds and other debt securities, including lower-quality debt securities. FMR may vary from this target if it believes stocks or bonds offer more favorable opportunities, but will always invest at least 25% of the Fund's total assets in fixed-income senior securities (including debt securities and preferred stocks).

FMR may invest the Fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

With respect to the Fund's equity investments, FMR's emphasis on above-average income-producing equity securities tends to lead to investments in stocks that have more "value" characteristics than "growth" characteristics. However, FMR is not constrained by any particular investment style. In buying and selling securities for the Fund, FMR generally analyzes the issuer of a security using fundamental factors (e.g., growth potential, earnings estimates, and management) and evaluates each security's current price relative to its estimated long-term value.

FMR may also use various techniques, such as buying and selling futures contracts, swaps, and exchange traded funds, to increase or decrease the Fund's exposure to changing security prices, interest rates, or other factors that affect security values. FMR may invest the Fund's assets in investment-grade debt securities by investing in other funds. If FMR's strategies do not work as intended, the Fund may not achieve its objective.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones.

          For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a stock's price to fall.

     o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information, more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o DERIVATIVES. The Fund may use derivative instruments, such as futures contracts, options, and forward currency contracts, for hedging or as a means of enhancing return. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's sub-adviser must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to broad-based indices since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

As of May 1, 2004, Fidelity Management and Research Company ("FMR") replaced Janus Capital Management LLC (Janus) as the sub-adviser to this Fund. Returns shown reflect the results achieved by prior sub-adviser.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31
-4.49%   -6.57%   13.73%   9.42%
[insert chart]
2001     2002     2003     2004

In the periods shown in the chart, the Fund's highest quarterly return was 7.79% (4th quarter of 2004) and its lowest quarterly return was -5.59% (3rd quarter of 2002).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
-------------------------------------------------------------------- ----------------------- ----------------------
                                                                             1 year              Life of Fund*
-------------------------------------------------------------------- ----------------------- ----------------------
JNL/FMR Balanced Fund (Class A)                                               9.42%                 1.83%
S&P 500 Index                                                                10.88%                -2.52%
Lehman Brothers Government/Corporate Bond Index                               4.20%                 8.14%
Balanced Hybrid Composite**                                                  10.04%                 4.82%
-------------------------------------------------------------------- ----------------------- ----------------------

The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices. The Lehman Brothers
Government/Corporate Bond Index is composed of all bonds that are of investment grade with at least one year until maturity.
*The Fund began operations on May 1, 2000.

**In the future, the Fund's performance will be compared to the Balanced Hybrid
Composite rather than Lehman Brothers Government/Corporate Bond Index because of the change in investment objective and principal investment strategies. The
Balanced Hybrid Composite is a hypothetical representation of the performance of the Fund's general investment categories using a weighting of 60% equity and 40% bond. The following indexes are used to calculate the composite index: the Russell 3000(R) Index, the Russell 3000 Value Index, and the Lehman Brothers(R)
US Treasury Index. The index weightings of the composite index are: Russell
3000, 30%; Russell 3000 Value, 30%; and Lehman Brothers US Treasury Index, 40%.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------- ----------------------
                                                                                                      CLASS A
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Management/Administrative Fee*                                                                         0.80%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
12b-1 Service Fee                                                                                      0.20%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Other Expenses                                                                                         0.01%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Total Fund Annual Operating Expenses                                                                   1.01%
---------------------------------------------------------------------------------------------- ----------------------

* A reduction in the advisory fee took place on May 1, 2004. These estimates are based on the Fund's actual operating expenses for its most recently completed fiscal year, as adjusted for contractual changes.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

----------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                              CLASS A
----------------------------------------------------------------------------------- --------------------------
----------------------------------------------------------------------------------- --------------------------
1 Year                                                                                         $103
----------------------------------------------------------------------------------- --------------------------
----------------------------------------------------------------------------------- --------------------------
3 Years                                                                                        $322
----------------------------------------------------------------------------------- --------------------------
----------------------------------------------------------------------------------- --------------------------
5 Years                                                                                        $558
----------------------------------------------------------------------------------- --------------------------
----------------------------------------------------------------------------------- --------------------------
10 Years                                                                                     $1,236
----------------------------------------------------------------------------------- --------------------------

The Fund's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. SPECIAL SITUATIONS. The Fund may invest in "special situations" from time to time. A special situation arises when, in the opinion of the sub-adviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating special situations might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention. The impact of this strategy on the Fund will depend on the Fund's size and the extent of its holdings of special situation issuers relative to total net assets.

LOWER-RATED SECURITIES. The Fund may invest in high-yield, high-risk, fixed-income securities, commonly known as "junk bonds." These are corporate debt securities rated BBB or lower by S&P or Baa or lower by Moody's, or unrated securities deemed by the sub-adviser to be on comparable quality. Lower-rated securities generally involve a higher risk of default than higher-rated ones.

TEMPORARY DEFENSIVE POLICIES. In response to market, economic, political, or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect the Fund's performance and the Fund may not achieve its investment objective. The Fund reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/FMR Balanced Fund is Fidelity Management & Research Company (FMR), with principal offices at 82 Devonshire Street, Boston, MA 02109. Day-to-day investment management decisions for the Fund will be made by FMR Co., Inc. (FMRC) and Fidelity Investments Money Management, Inc. (FIMM), which serve as sub-subadvisers to the Fund. FIMM is responsible for choosing certain types of fixed income securities for the Fund. FMRC and FIMM are wholly-owned subsidiaries of FMR. As of March 31, 2005, FMR and its affiliates, FMRC and FIMM, managed over $639.2 billion in discretionary assets.

Lawrence Rakers is Portfolio Manager of Fund. Since joining Fidelity Investments in 1993, Mr. Rakers has worked as a research analyst and manager.

George Fischer is Co-Manager of the Fund. Since joining Fidelity Investments in 1989, Mr. Fischer has worked as a municipal analyst and manager.

The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed, and ownership of securities in the Fund.

JNL/FMR CAPITAL GROWTH FUND (formerly JNL/Janus Capital Growth Fund)

INVESTMENT OBJECTIVE. The investment objective of the JNL/FMR Capital Growth Fund is to seek long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund's sub-adviser, Fidelity Management & Research Company ("FMR"), normally invests the Fund's assets primarily in common stocks. FMR normally invests the Fund's assets primarily in securities of companies with medium market capitalizations. Although FMR focuses on investing the Fund's assets in securities issued by medium-sized companies, FMR may also make investments in securities issued by larger or smaller companies.

FMR normally invests a majority of the Fund's equity assets in medium-sized companies. FMR may invest to a lesser degree in other types of securities, including preferred stock, warrants, convertible securities and debt securities. FMR may invest the Fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

FMR is not constrained by any particular investment style. At any given time, FMR may tend to buy "growth" stocks or "value" stocks, or a combination of both types. In buying and selling securities for the Fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates, and management.

FMR may also use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the Fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the Fund may not achieve its objective.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

     o MID-CAPITALIZATION INVESTING RISK. The prices of securities of mid-capitalization companies tend to fluctuate more widely than those of larger, more established companies. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o DERIVATIVES. The Fund may use derivative instruments, such as futures contracts, options, and forward currency contracts, for hedging or as a means of enhancing return. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's sub-adviser must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

As of May 1, 2004, FMR replaced Janus Capital Management LLC (Janus) as the sub-adviser to this Fund. Returns shown reflect the results achieved by the prior sub-adviser.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31
16.85%   15.01%   35.16%   124.19%  -34.74% -40.19%  -29.21%  35.65%   18.00%
[insert chart]
1996     1997     1998     1999      2000     2001     2002     2003     2004

In the periods shown in the chart, the Fund's highest quarterly return was 59.05% (4th quarter of 1999) and its lowest quarterly return was -32.74% (1st quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
-------------------------------------------------- --------------------- -------------------- ---------------------
                                                          1 year               5 year            Life of Fund*
-------------------------------------------------- --------------------- -------------------- ---------------------
JNL/FMR Capital Growth Fund (Class A)                     18.00%               -15.03%                9.53%
S&P MidCap 400 Index                                      16.49%                 9.53%               15.09%
-------------------------------------------------- --------------------- -------------------- ---------------------

The S&P MidCap 400 Index is a broad-based, unmanaged index.
* The Fund began operations on May 15, 1995.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------- ----------------------
                                                                                                      CLASS A
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Management/Administrative Fee*                                                                         0.80%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
12b-1 Service Fee                                                                                      0.20%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Other Expenses                                                                                         0.01%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Total Fund Annual Operating Expenses                                                                   1.01%
---------------------------------------------------------------------------------------------- ----------------------

* A reduction in the advisory fee took place on May 1, 2004. These estimates are based on the Fund's actual operating expenses for its most recently completed fiscal year, as adjusted for contractual changes.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------ ---------------------------
EXPENSE EXAMPLE                                                                               CLASS A
------------------------------------------------------------------------------------ ---------------------------
------------------------------------------------------------------------------------ ---------------------------
1 Year                                                                                           $103
------------------------------------------------------------------------------------ ---------------------------
------------------------------------------------------------------------------------ ---------------------------
3 Years                                                                                          $322
------------------------------------------------------------------------------------ ---------------------------
------------------------------------------------------------------------------------ ---------------------------
5 Years                                                                                          $558
------------------------------------------------------------------------------------ ---------------------------
------------------------------------------------------------------------------------ ---------------------------
10 Years                                                                                       $1,236
------------------------------------------------------------------------------------ ---------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. SPECIAL SITUATIONS. The Fund may invest in "special situations" from time to time. A special situation arises when, in the opinion of the sub-adviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating special situations might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention. The impact of this strategy on the Fund will depend on the Fund's size and the extent of its holdings of special situation issuers relative to total net assets.

FIXED INCOME INVESTMENTS. The Fund may invest in debt securities, which involve credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the security will not pay the interest and principal payments when due. The value of a debt security typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise, and the value of debt securities, including those that may be held by the Fund, will fall. Some fixed income investments also involve prepayment risk. This is the risk that, during periods of falling interest rates, a debt security with a high stated interest rate may be prepaid by the issuer before the expected maturity date.

LOWER-RATED SECURITIES. The Fund may invest in high-yield, high-risk, fixed-income securities, commonly known as "junk bonds." These are corporate debt securities rated BBB or lower by S&P or Baa or lower by Moody's, or unrated securities deemed by the sub-adviser to be on comparable quality. Lower-rated securities generally involve a higher risk of default than higher-rated ones.

TEMPORARY DEFENSIVE POLICIES. In response to market, economic, political, or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect the Fund's performance and the Fund may not achieve its investment objective. The Fund reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/FMR Capital Growth Fund is Fidelity Management & Research Company (FMR), with principal offices 82 Devonshire Street, Boston, MA 02109. Day-to-day investment management decisions for the Fund will be made by FMR Co., Inc. (FMRC), which serves as sub-subadviser to the Fund. FMRC is a wholly-owned subsidiary of FMR. As of March 31, 2005, FMR and its affiliates, FMRC and FIMM, managed over $639.2 billion in discretionary assets.

Peter Saperstone is Portfolio Manager of the Fund. Since joining Fidelity Investments in 1995, Mr. Saperstone has worked as a research analyst and manager.

The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of securities in the Fund.

JNL/FRANKLIN TEMPLETON SMALL CAP VALUE FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Franklin Templeton Small Cap Value Fund is long-term total return.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to meet this objective by investing, normally, at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in investments of small capitalization companies. Small capitalization companies are companies with market capitalizations (the market value of a company's outstanding stock) under $2.5 billion at the time of purchase.

The Fund invests in equity securities that the Fund's manager believes are currently undervalued and have the potential for capital appreciation. Common stocks, preferred stocks, and convertible securities (generally debt securities or preferred stock that may be converted into common stock after certain time periods or under certain circumstances) are examples of equity securities. In choosing investments that are undervalued, the Fund's manager focuses on companies that have one or more of the following characteristics:

     o Stock prices that are low relative to current, or historical or future earnings, book value, cash flow, or sales - all relative to the market, a company's industry or a company's earnings growth;

     o Recent sharp price declines (fallen angels) but still have growth potential in the manager's opinion; or

     o Valuable intangibles not reflected in the stock price such as franchises, distribution networks or market share for particular products or services, underused or understated assets or cash, or patents and trademarks.

A stock price is undervalued, or a "value" when it is less than the price at which the manager believes it would trade if the market reflected all factors relating to the company's worth. The manager may consider a company to be undervalued in the marketplace relative to its underlying asset values because of overreaction by investors to unfavorable news about a company, an industry or the stock market in general, or as a result of a market decline, poor economic conditions, tax-loss selling, or actual or anticipated unfavorable developments affecting a company. The types of companies the Fund may invest in include those that are attempting to recover from business setbacks or adverse events (turnarounds) or cyclical downturns.

In addition to price, the Fund, in choosing an investment may consider a variety of other factors that may identify the issuer as a potential turnaround candidate or takeover target, such as ownership of valuable franchises, trademarks or trade names, control of distribution networks and market share for particular products. Purchase decisions may also be influenced by income, company buy-backs, and insider purchases and sales.

The small capitalization companies in which the Fund invests have market capitalizations (share price times the number of shares of common stock outstanding) such as those that comprise the Russell 2500 Index at the time of the Fund's investment (sometimes called "small cap"). The Fund currently intends to limit its investments in foreign securities to no more than 15% of its total assets.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose all or a portion of your money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o VALUE INVESTING RISK. The Fund's policy of investing in securities that may be out of favor, including turnarounds, cyclical companies, companies reporting poor earnings and companies whose share prices have declined sharply or that are not widely followed by other investors, differs from the approach followed by many other mutual funds. A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value or the factors that the manager believes will increase the price of the security do not occur.

     o CYCLICAL OPPORTUNITIES RISK. The Fund may also seek to take advantage of changes in the business cycle by investing in companies that are sensitive to those changes if the portfolio manager believes they have growth potential. Cyclical stocks in which the Fund may invest tend to increase in value more quickly during economic upturns than non-cyclical stocks, but they also tend to lose value more quickly in economic downturns. These companies may have relatively weak balance sheets and, during economic downturns, they may have insufficient cash flow to pay their debt obligations and difficulty finding additional financing needed for their operations.

     o SMALL CAP INVESTING RISK. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones. The companies in which the Fund is likely to invest have limited product lines, markets or financial resources, or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Accordingly, an investment in the Fund may not be appropriate for all investors.

PERFORMANCE. The Performance of a Fund will vary from year to year. The Fund's performance figures will not reflect the deduction of any charges that are imposed under a variable annuity contract.

Performance for the Fund has not been included because the Fund will commence operations on the effective date of this prospectus.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------ --------------------
                                                                                                       CLASS A
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Management/Administrative Fee                                                                             0.95%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
12b-1 Service Fee                                                                                         0.20%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Other Expenses                                                                                            0.01%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Total Fund Annual Operating Expenses                                                                      1.16%
------------------------------------------------------------------------------------------------ --------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate
Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                                CLASS A
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
1 Year                                                                                           $118
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
3 Years                                                                                          $368
------------------------------------------------------------------------------------- --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITION. In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a portion of its assets, cash equivalents or high quality debt instruments. During periods in which the Fund employs such a temporary defensive strategy, it will not be pursuing, and will not achieve, its investment objective. For cash management purposes, the Fund may also hold a portion of its assets in cash or such liquid assets.

SECTOR FOCUS RISK. The Fund may invest a significant portion of its assets in the securities of companies involved in the financial services sector. By focusing on a particular sector from time to time, the Fund carries greater risk of adverse developments in a sector than a fund that always invests in a wide variety of sectors.

Financial services companies are subject to extensive government regulation, which may affect their profitability in many ways, including by limiting the amount and types of loans and other commitments they can make, and the interest rates and fees they can charge. A financial services company's profitability, and therefore its stock price is especially sensitive to interest rate changes throughout the world, as well as the ability of borrowers to repay their loans. Changing regulations, continuing consolidations, and development of new products and structures are all likely to have significant impact on financial services companies.

INTEREST RATES. Increases in interest rates may have a negative effect on the types of companies in which each of the Funds normally invest because these companies may find it more difficult to obtain credit to expand, or may have more difficulty meeting interest payments.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risk and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/Franklin Templeton Small Cap Value Fund is Franklin Advisory Services, LLC ("Advisory Services"), One Parker Plaza, Ninth Floor, Fort Lee, New Jersey 07024. Together Advisory Services and its affiliates manage over $402 billion in assets as of December 31, 2004.

The Fund is managed on a team basis. The individual members of the team who are primarily responsible for the day-to-day management of the Fund's portfolio are:

     o William J. Lippman (PRESIDENT OF ADVISORY SERVICES) has been President of each Fund since inception and has more than 30 years' experience in the securities industry. He joined Franklin Templeton Investments in 1988.

     o Bruce C. Baughman, CPA (SENIOR VICE PRESIDENT OF ADVISORY SERVICES), has been a manager of each Fund since inception. He joined Franklin Templeton Investments in 1988.

     o Margaret McGee (VICE PRESIDENT OF ADVISORY SERVICES) has been a manager of each Fund since inception. She joined Franklin Templeton Investments in 1988.

     o Donald G. Taylor, CPA (SENIOR VICE PRESIDENT OF ADVISORY SERVICES), has been a manager of the Rising Dividends Fund and Small Cap Value Fund since 1996. He joined Franklin Templeton Investments in 1996.

The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of securities in the Fund.

On September 20, 2004, Franklin Resources, Inc. announced that two of its subsidiaries, Advisers and Franklin Templeton Alternative Strategies, Inc.
(FTAS), reached an agreement with the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts (the State of Massachusetts) related to an administrative complaint filed on February 4, 2004. The administrative complaint concerned one instance of market timing that was also a subject of the August 2, 2004 settlement that Advisers reached with the Securities and Exchange Commission (SEC), as described below. Under the terms of the settlement consent order issued by the State of Massachusetts, Advisers and FTAS consented to the entry of a cease and desist order and agreed to pay a $5 million administrative fine to the State of Massachusetts (Massachusetts Consent Order).

On November 19, 2004, Franklin Resources, Inc. reached a second agreement with the State of Massachusetts regarding an administrative complaint filed on October 25, 2004 (the Second Complaint). The Second Complaint alleged that Franklin Resources, Inc.'s Form 8-K filing (in which it described the Massachusetts Consent Order) failed to state that Advisers and FTAS admitted the Statements of Fact portion of the Massachusetts Consent Order. As a result of the November 19, 2004 settlement with the State of Massachusetts, Franklin Resources, Inc. filed a new Form 8-K. The terms of the original settlement did not change and there was no monetary fine associated with this second settlement.

On November 17, 2004, Franklin Resources, Inc. announced that its subsidiary, Franklin Templeton Distributors, Inc. (Distributors) (the principal underwriter of shares of the Franklin Templeton mutual funds), reached an agreement with the California Attorney General's Office (CAGO), resolving the issues resulting from the CAGO's investigation concerning marketing support payments to securities dealers who sell fund shares. Under the terms of the settlement with the CAGO, Distributors agreed to pay $2 million to the State of California as a civil penalty, $14 million to Franklin Templeton funds and $2 million to the CAGO for its investigative costs.

On August 2, 2004, Franklin Resources, Inc. announced that Advisers (adviser to many of the funds within Franklin Templeton Investments, and an affiliate of the adviser to the other funds) reached a settlement with the SEC that resolved the issues resulting from an SEC investigation of market timing activity in the Franklin Templeton Investments funds. In connection with that agreement, the SEC issued an "Order Instituting Administrative and Cease-and-Desist Proceedings Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and Sections 9(b) and 9(f) of the Investment Company Act of 1940, Making Findings and Imposing Remedial Sanctions and a Cease-and-Desist Order" (August Order). The SEC's August Order concerns the activities of a limited number of third parties that ended in 2000 and those that are the subject of the Massachusetts Consent Order described above.

Under the terms of the SEC's August Order, pursuant to which Advisers neither admitted nor denied any of the findings contained therein, Advisers agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an independent distribution consultant. Because the distribution methodology has not yet been developed, it is presently not possible to identify which funds or which shareholders of any particular fund will receive distributions, or the amount of those distributions.

The August Order also required Advisers to, among other things:

     o Enhance and periodically review compliance policies and procedures, and establish a corporate ombudsman;

     o Establish a new internal position whose responsibilities shall include compliance matters related to conflicts of interests; and

     o Retain an independent distribution consultant to develop a plan to distribute the $50 million settlement to fund shareholders.

On December 13, 2004, Franklin Resources, Inc. announced that Distributors and Advisers reached an agreement with the SEC, resolving the issues resulting from the SEC's investigation concerning marketing support payments to securities dealers who sell fund shares. In connection with that agreement, the SEC issued an "Order Instituting Administrative and Cease-and-Desist Proceedings, Making Findings, and Imposing Remedial Sanctions Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940, Sections 9(b) and 9(f) of the Investment Company Act of 1940, and Section 15(b) of the Securities and Exchange Act of 1934" (December Order).

Under the terms of the SEC's December Order, in which Advisers and Distributors neither admitted nor denied any of the findings contained therein, they agreed to pay the funds a penalty of $20 million and disgorgement of $1 (one dollar) in accordance with a plan to be developed by an independent distribution consultant. Because the distribution methodology has not yet been developed, it is presently not possible to identify which particular funds will receive distributions, or the amount of those distributions. Advisers and Distributors also agreed to implement certain measures and undertakings relating to marketing support payments to broker-dealers for the promotion or sale of fund shares, including making additional disclosures in the Fund's Prospectus and Statement of Additional Information.

Franklin Resources, Inc. and certain of its subsidiaries, in addition to most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the matters reported above. The lawsuits were filed in federal district courts in California, Florida, Illinois, Massachusetts, Nevada, New Jersey, and New York, and in state courts in Illinois. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland. Franklin Resources, Inc. believes that the claims made in each of the lawsuits are without merit and intends to defend vigorously against the allegations. It is possible that additional similar civil actions related to the matters disclosed above could be filed in the future.

Franklin Resources, Inc. previously disclosed these issues as matters under investigation by government authorities and the subject of an internal company inquiry as well as private lawsuits in its regulatory filings and on its public website. Any further updates on these matters will be disclosed on Franklin Resources, Inc.'s website at franklintempleton.com under "Statement on Current Industry Issues."

JNL/GOLDMAN SACHS MID CAP VALUE FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Goldman Sachs Mid Cap Value Fund is long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to meet this objective by investing, normally, at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio of equity investments in mid-cap issuers with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of market capitalization of companies constituting the Russell Midcap(R) Value Index at the time of the investment. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. The capitalization range of the Russell Midcap(R) Value Index is currently between $276 million and $14.9 billion. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its net assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies. The Fund may also invest in derivatives.

The Fund may invest in the aggregate up to 20% of its net assets in companies with public stock market capitalizations outside the range of companies constituting the Russell Midcap(R) Value Index at the time of investment and in fixed-income securities, such as government, corporate and bank debt obligations.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose all or a portion of your money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o EMERGING MARKETS RISK. The Fund may invest a portion of its assets in securities of issuers in emerging countries, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o DERIVATIVES RISK. The risk that loss may result from a Fund's investments in options, futures, swaps, structured securities and other derivative instruments. Investing in derivative instruments, such as futures and options, involves special risks. The Fund's sub-adviser must correctly predict price movements, during the life of the derivative, of the underlying asset in order to realize the desired result from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly, and to a greater extent, than other investments, which may increase the volatility of the Fund and create a greater risk of loss.

     o VALUE INVESTING RISK. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

     o MID-CAPITALIZATION INVESTING RISK. The prices of securities of mid-capitalization companies tend to fluctuate more widely than those of larger, more established companies. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o INTEREST RATE RISK. The risk that when interest rates increase, fixed income securities held by a Fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term fixed-income securities.

PERFORMANCE. The Performance of a Fund will vary from year to year. The Fund's performance figures will not reflect the deduction of any charges that are imposed under a variable annuity contract.

Performance for the Fund has not been included because the Fund will commence operations on the effective date of this prospectus.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------ --------------------
                                                                                                       CLASS A
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Management/Administrative Fee                                                                             0.85%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
12b-1 Service Fee                                                                                         0.20%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Other Expenses                                                                                            0.01%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Total Fund Annual Operating Expenses                                                                      1.06%
------------------------------------------------------------------------------------------------ --------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate
Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                                CLASS A
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
1 Year                                                                                           $108
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
3 Years                                                                                          $337
------------------------------------------------------------------------------------- --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITION. In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a portion of its assets, in cash equivalents or high quality debt instruments. During periods in which the Fund employs such a temporary defensive strategy, it will not be pursuing, and will not achieve, its investment objective. For cash management purposes, the Fund may also hold a portion of its assets in cash or such liquid assets.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risk and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/Goldman Sachs Mid Cap Value Fund is Goldman Sachs Asset Management, L.P. ("GSAM(R)"), 32 Old Slip, New York, New York 10005. GSAM has been registered as an investment adviser since 1990 and is an affiliate of Goldman, Sachs & Co. ("Goldman Sachs"). As of December 31, 2004, GSAM along with other units of the Investment Management Division of Goldman Sachs, had assets under management of $451.3 billion (excludes seed capital and assets under supervision).

The Fund is managed on a team basis. The individual members of the team, who are assisted by the Value Investment Team ("Value Team"), and are primarily responsible for the day-to-day management of the Fund's portfolio are:

     o Dolores Bamford (VICE PRESIDENT) joined GSAM as a portfolio manager for the Value Team in April 2002. Prior to that, she was a portfolio manager at Putnam Investments for various products since 1991.

     o David L. Berdon (VICE PRESIDENT) joined GSAM as a research analyst in March 2001 and became a portfolio manager in October 2002. From September 1999 to March 2001, he was a Vice President for Business Development and Strategic Alliances at Soliloquy, Inc. From September 1997 to September 1999, he was a principal consultant at Diamond Technology partners.

     o Andrew Braun (VICE PRESIDENT) joined the GSAM as a mutual fund product development analyst in July 1993. From January 1997 to April 2001, he was a research analyst on the Value Team and he became a portfolio manager in May 2001.

     o Scott Carroll (VICE PRESIDENT) joined GSAM as a portfolio manager for the Value Team in May 2002. From 1996 to 2002, he worked at Van Kampen Funds where he had portfolio management and analyst responsibilities fro Growth and Income and Equity Income funds.

     o Sally Pope Davis (VICE PRESIDENT) joined GSAM as a portfolio manager in August 2001. From December 1999 to July 2001, she was a relationship manager in Private Wealth Management at Goldman Sachs. From August 1989 to November 1999, she was a bank analyst in the Goldman Sachs Investment Research Department.

     o Sean Gallagher (VICE PRESIDENT) joined GSAM as a research analyst in May 2000. He became a portfolio manager in December 2001. From October 1993 to May 2000, he was a research analyst at Merrill Lynch Asset Management.

     o James Otness (MANAGING DIRECTOR) joined GSAM as a portfolio manager in May 2000. From 1998 to 2000, he headed Dolphin Asset Management. From 1970 to 1998, he worked at J.P. Morgan, most recently as a managing director and portfolio manager responsible for small-cap institutional equity investments.

     o Lisa Parisi (MANAGING DIRECTOR) joined GSAM as a portfolio manager in August 2001. From December 2000 to August 2001, she was a portfolio manager at John A. Levin & Co. From March 1995 to December 2000, she was a portfolio manager and managing director at Valenzuela Capital.

     o Eileen Rominger (MANAGING DIRECTOR AND CHIEF INVESTMENT OFFICER) joined GSAM as a portfolio manager and Chief Investment Officer of the Value Team in August 1999. From 1981 to 1999, she worked at Oppenheimer Capital, most recently as a senior portfolio manager.

     o Edward Perkin, CFA (VICE PRESIDENT AND PORTFOLIO MANAGER) is a portfolio manager for the U.S. Value team, where he has broad responsibilities across the value portfolios. Before joining Goldman Sachs, Edward gained research experience from Fidelity Investments and Gabelli Asset Management while attending business school. Prior to that, Edward worked as a senior research analyst at Fiserv. Edward received a B.A. from the University of California, Santa Barbara and received his M.B.A. from Columbia Business School and is a CFA charter holder. Edward joined the Value Team in June of 2002.

The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of securities in the Fund.

PENDING LITIGATION

On April 2, 2004, Lois Burke, a plaintiff identifying herself as a shareholder of the Goldman Sachs Internet Tollkeeper Fund, filed a purported class and derivative action lawsuit in the United States District Court for the Southern District of New York against The Goldman Sachs Group, Inc. ("GSG"), Goldman Sachs Asset Management, L.P. ("GSAM"), the Trustees and Officers of the Goldman Sachs Trust (the "Trust"), and John Doe Defendants. In addition, the Goldman Sachs Funds and certain other investment portfolios of the Trust were named as nominal defendants. On April 19 and May 6, 2004, additional class and derivative action lawsuits containing substantially similar allegations and requests for redress were filed in the United States District Court for the Southern District of New York. On June 29, 2004, the three complaints were consolidated into one action, IN RE GOLDMAN SACHS MUTUAL FUNDS FEE LITIGATION, and on November 17, 2004, the plaintiffs filed a consolidated amended complaint against GSG, GSAM, Goldman Sachs Asset Management International ("GSAMI"), Goldman, Sachs & Co., the Trustees and Officers of the Trust and John Doe Defendants (collectively, the "Defendants") in the United States District Court for the Southern District of New York. Certain investment portfolios of the Trust and Goldman Sachs Variable Insurance Trust (collectively, the "Goldman Sachs Funds") were also named as nominal defendants in the amended complaint.

The consolidated amended complaint, which is brought on behalf of all persons or entities who held shares in the Goldman Sachs Funds between April 2, 1999 and January 9, 2004, inclusive (the "Class Period"), asserts claims involving (i) violations of the Investment Company Act of 1940 (the "Investment Company Act"), the Investment Advisers Act of 1940, and New York General Business Law, (ii) common law breach of fiduciary duty, (iii) aiding and abetting breach of fiduciary duty and (iv) unjust enrichment. The complaint alleges, among other things, that during the Class Period, the Defendants made improper and excessive brokerage commission and other payments to brokers that sold shares of the Goldman Sachs Funds and omitted statements of fact in registration statements and reports filed pursuant to the Investment Company Act which were necessary to prevent such registration statements and reports from being materially false and misleading. In addition, the complaint alleges that the Goldman Sachs Funds paid excessive and improper investment advisory fees to GSAM and GSAMI. The complaint further alleges that the Trust's Officers and Trustees breached their fiduciary duties by, among other things, permitting the payments to be made. The complaint also alleges that GSAM and GSAMI used Rule 12b-1 fees for improper purposes and made improper use of soft dollars. The plaintiffs in the cases are seeking compensatory damages; punitive damages; rescission of GSAM's and GSAMI's investment advisory agreement and return of fees paid; an accounting of all Goldman Sachs Funds-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and reasonable costs and expenses, including counsel fees and expert fees.

Based on currently available information, GSAM and GSAMI believe that the likelihood that the pending purported class and derivative action lawsuit will have a material adverse financial impact on the Goldman Sachs Funds is remote, and the pending action is not likely to materially affect their ability to provide investment management services to its clients, including the Goldman Sachs Funds.

JNL/JPMORGAN INTERNATIONAL EQUITY FUND (formerly the JNL/Putnam International Equity Fund)

INVESTMENT OBJECTIVE. The investment objective of the JNL/JPMorgan International Equity Fund is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio consisting primarily of common stocks of non-U.S. companies. The Fund invests in foreign securities that the sub-adviser believes offer significant potential for long-term appreciation. The Fund normally has at least three countries represented in its portfolio, including both developed and emerging markets.

The Fund seeks consistent, above-average relative returns and below-average relative risk through a balance of country and sector diversification and the selection of believed underpriced companies. The sub-adviser's process relies on both top-down macroeconomic and market analysis and bottom-up fundamental company research.

The Portfolio uses a three-step bottom-up, stock-picking process. First, regional, locally based analysts rank securities within their regions based on primary research conducted by the analysts. Second, all positively ranked stocks filter up to a group of global sector analysts, who rank the stocks globally. Finally, all securities ranked positively by the local analysts and global sector analysts are considered by a group of senior portfolio managers who construct a diversified and risk managed portfolio.

The adviser will decide how much to invest in the securities of a particular country or currency by evaluating the potential growth of an investment, as well as the relationship between the currency and the U.S. dollar. The adviser may increase or decrease the emphasis on a type of security, sector, country or currency, based on its analysis of a variety of economic factors, including fundamental economic strength, earnings growth, quality of management, sector growth, credit quality and interest rate trends. The Portfolio may purchase securities where the issuer is located in one country but the security is denominated in the currency of another.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o EMERGING MARKETS RISK. The Fund may invest a portion of its assets in securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

As of May 1, 2000, Putnam Investment Management, Inc. replaced Rowe-Price Fleming International, Inc. as the sub-adviser for the Fund. Performance shown for the period prior to May 1, 2000 reflects the results achieved by the prior sub-adviser.

As of May 2, 2005, J.P. Morgan Investment Management, Inc. replaced Putnam Investment Management, Inc. as the sub-adviser for the Fund. Performance shown for the period from May 1, 2000 to May 2, 2005 reflects the results achieved by the prior sub-adviser.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31
13.91%        2.65%  14.43%   32.11%   -13.99%  -20.29% -20.58%  28.53%   16.34%
[insert chart]
1996          1997   1998     1999     2000     2001    2002     2003     2004


In the periods shown in the chart, the Fund's highest quarterly return was 23.24% (4th quarter of 1999) and its lowest quarterly return was -22.59% (3rd quarter of 2002).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
----------------------------------------------------------------- ---------------- -------------- ------------------
                                                                      1 year          5 year        Life of Fund*
----------------------------------------------------------------- ---------------- -------------- ------------------
JNL/JPMorgan International Equity Fund (Class A)                       16.34%          -4.02%            4.60%
Morgan Stanley Europe and Australasia, Far East Equity (MSCI
E.A.FE.) Index                                                         20.25%          -1.13%            4.81%
----------------------------------------------------------------- ---------------- -------------- ------------------

The Morgan Stanley Europe and Australasia, Far East Equity (MSCI E.A.FE.) Index is a broad-based, unmanaged index.

* The Fund began operations on May 15, 1995.
Prior to May 1, 2000, the Fund was managed by Rowe-Price Fleming International,
Inc. Prior to May 2, 2005, the Fund was managed by Putnam Investment Management,
Inc.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------- -----------------------
                                                                                                     CLASS A
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Management/Administrative Fee*                                                                        0.88%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
12b-1 Service Fee                                                                                     0.20%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Other Expenses                                                                                        0.01%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Total Fund Annual Operating Expenses                                                                  1.09%
--------------------------------------------------------------------------------------------- -----------------------

* A reduction in the advisory fee took place on May 1, 2004. In addition, a reduction in the advisory fee took place on May 2, 2005. These estimates are based on the Fund's actual operating expenses for its most recently completed fiscal year, as adjusted for contractual changes.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------ --------------------------
EXPENSE EXAMPLE                                                                               CLASS A
------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------ --------------------------
1 Year                                                                                          $111
------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------ --------------------------
3 Years                                                                                         $347
------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------ --------------------------
5 Years                                                                                         $601
------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------ --------------------------
10 Years                                                                                      $1,329
------------------------------------------------------------------------------------ --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. In addition to common stocks, the Fund may also invest in other types of securities, such as preferred stocks, convertible securities, fixed-income securities. Fixed income securities, including preferred stocks and convertible securities, are subject to credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer will not make payments of principal or interest when due. A deterioration in the credit quality of an issuer of fixed income securities will cause the price of those securities to fall. Interest rate risk is the risk that interest rates will rise, causing the prices of fixed income securities, including those owned by the Fund, to fall.

DERIVATIVES. The Fund may use derivative instruments, such as futures contracts, options and forward currency contracts, for hedging and risk management. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's sub-adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

TEMPORARY DEFENSIVE POSITION. For temporary, defensive purposes, when the sub-adviser believes other types of investments are advantageous on the basis of both risk and protection of capital values, the Fund may invest in fixed-income securities with or without warrants or conversion features and may retain cash, or invest up to all of its assets in cash equivalents. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive position may reduce the potential for appreciation of the Fund's portfolio.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/JPMorgan International Equity Fund is J.P. Morgan Investment Management Inc. ("J.P. Morgan"), located 522 Fifth Avenue, New York, New York 10036.

J.P. Morgan is an indirect subsidiary of JPMorgan Chase & Co., a publicly held bank holding company and global financial services firm. J.P. Morgan manages assets for governments, corporations, endowments, foundations, and individuals worldwide. As of December 31, 2004, J. P. Morgan and its affiliates had approximately $791 billion in assets under management.

The Fund is managed by a team of investment professionals, who have on average over 18 years of investment experience. The team is led James Fisher. An employee since 1985, Mr. Fisher is a Managing Director and portfolio manager in the Global Portfolios Group.

The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed, and ownership of securities in the Fund.

JNL/JPMORGAN INTERNATIONAL VALUE FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/JPMorgan International Value Fund is to provide high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, developing markets.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of common stocks of non-U.S. companies in developed markets. At least 65% of its total assets will be invested, under normal market conditions, in equity securities of foreign issuers included in the Morgan Stanley Capital Index (MSCI) Europe, Australasia and Far East (EAFE) Value Index. The Fund's industry weightings generally approximate those of the MSCI EAFE Value Index, although it does not seek to mirror the index in its choice of individual securities. In choosing stocks, the Fund emphasizes those that are ranked as undervalued according to the sub-adviser's research, while underweighting or avoiding those that appear overvalued. The Fund may also invest in the equity securities of companies in developing countries or "emerging markets." The sub-adviser considers "emerging markets" to be any market not included in the MSCI EAFE Value Index. An issuer in an emerging market is one that: (i) has its principal securities trading market in an emerging market country and (ii) is organized under the laws of an emerging market.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks of foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o EMERGING MARKETS RISK. The Fund may invest a portion of its assets in securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o VALUE INVESTING RISK. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. The Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other types of stock funds. A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value or the factors that the manager believes will increase the price of the security do not occur.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to broad-based indices since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31
38.02%   -15.45%  -20.33%  -26.59%  39.43%  22.54%
[insert chart]
1999     2000     2001     2002     2003    2004

In the period shown in the chart, the Fund's highest quarterly return was 20.40% (2nd quarter of 2003) and its lowest quarterly return was -24.76% (3rd quarter of 2002).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
--------------------------------------------------------- -------------------- ------------------- -------------------
                                                                1 year               5 year          Life of Fund*
--------------------------------------------------------- -------------------- ------------------- -------------------
JNL/JPMorgan International Value Fund (Class A)                    22.54%            -3.31%               2.09%
SSB PMI Value EPAC Index                                            4.43%            -0.37%               4.16%
MSCI EAFE Value Index                                              25.68%             3.58%               6.06%
--------------------------------------------------------- -------------------- ------------------- -------------------

The SSB PMI Value EPAC Index and MSCI EAFE Value Index are broad-based, unmanaged indices.
* The Fund began operations on March 2, 1998.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------- ---------------------
                                                                                                      CLASS A
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Management/Administrative Fee*                                                                          0.88%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
12b-1 Service Fee                                                                                       0.20%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Other Expenses                                                                                          0.01%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Total Fund Annual Operating Expenses                                                                    1.09%
----------------------------------------------------------------------------------------------- ---------------------

*A reduction in the advisory fee took place on May 2, 2005. These estimates are based on the Fund's actual operating expenses for its most recently completed fiscal year, as adjusted for contractual changes.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                                CLASS A
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
1 Year                                                                                           $111
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
3 Years                                                                                          $347
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
5 Years                                                                                          $601
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
10 Years                                                                                       $1,329
------------------------------------------------------------------------------------- --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The JNL/JPMorgan International Value Fund seeks to achieve its investment objective primarily through its stock selection process. Using a variety of quantitative valuation techniques and based on in-house research, the sub-adviser ranks issuers within each industry group according to their relative value. The sub-adviser makes investment decisions using the research and valuation rankings, as well as its assessment of other factors, including: value characteristics such as price-to-book and price-earnings ratios, catalysts that could trigger a change in a stock's price, potential reward compared to potential risk, and temporary mispricings caused by market overreactions.

TEMPORARY DEFENSIVE POSITION. The Fund may take a temporary, defensive position by investing a substantial portion of its assets in U.S. government securities, cash, cash equivalents and repurchase agreements. Taking a defensive position may reduce the potential for appreciation in the Fund's portfolio. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective. Under normal market conditions, the Fund may invest in money market instruments to invest temporary cash balances or to maintain liquidity to meet redemptions.

PORTFOLIO TURNOVER. The Fund may actively trade securities in seeking to achieve its objective. Doing so may increase transaction costs, which may reduce performance. Active trading also may increase short-term gains and losses.

DERIVATIVES. The Fund may use derivative instruments, such as futures contracts, options and forward currency contracts, for hedging and risk management. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's sub-adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

WHEN-ISSUED SECURITIES. The Fund may invest in when-issued and delayed delivery securities. Actual payment for and delivery of such securities does not take place until some time in the future, I.E., beyond normal settlement. The purchase of these securities will result in a loss if their value declines prior to the settlement date. This could occur, for example, if interest rates increase prior to settlement.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/JPMorgan International Value Fund is J.P. Morgan Investment Management Inc. (J.P. Morgan), with principal offices at 522 Fifth Avenue, New York, New York 10036. J.P. Morgan is an indirect subsidiary of JPMorgan Chase & Co., a publicly held bank holding company and global financial services firm. J.P. Morgan manages assets for governments, corporations, endowments, foundations, and individuals worldwide. As of December 31, 2004, J. P. Morgan and its affiliates had approximately $791 billion in assets under management.

The Fund has a portfolio management team that is responsible for the day-to-day management of the Fund. The portfolio management team is led by Andrew C. Cormie, Managing Director of J.P. Morgan, and Gerd Woort-Menker, Managing Director of J.P. Morgan. Mr. Cormie, who is head of Global Equity, has been an international equity portfolio manager since 1997 and employed by J.P. Morgan since 1984. Mr. Woort-Menker who is a senior portfolio manager in tge Morgan Global Investment team, has been employed by J.P. Morgan 1987. Mr. Cormie has been on the portfolio management team since the inception of the Fund and Mr. Woort-Menker since 2002.

The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of securities in the Fund.

JNL/LAZARD MID CAP VALUE FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Lazard Mid Cap Value Fund is capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a non-diversified portfolio of equity securities of U.S. companies with market capitalizations in the range of companies represented in the Russell Mid Cap Index and that the sub-adviser believes are undervalued. The Fund invests in 55-65 securities, with a market capitalization of between $1 billion and $10 billion, or in the Russell Midcap(R) Index. The Russell Midcap(R) Index is composed of selected common stocks of medium-size U.S. companies. The Fund's equity holdings consist primarily of common stocks, but may also include preferred stocks, securities convertible into or exchangeable for common stocks, rights and warrants, real estate investment trusts and American and Global Depositary Receipts. To the extent its assets are not invested in such securities, the Fund may invest in the equity securities of larger capitalization companies or investment-grade fixed-income securities. In searching for undervalued medium capitalization stocks, the sub-adviser uses a stock-selection process based primarily on analysis of historical financial data, with little emphasis placed on forecasting future earnings or events.

The sub-adviser does not automatically sell a security if its market capitalization grows or falls outside the range of companies in the Russell Midcap(R) Index. The sub-adviser may sell a security for any of the following reasons:

     o its price rises to a level where it no longer reflects value (target valuation);

     o    the underlying investment assumptions are no longer valid;

     o    company management changes their direction; or

     o    external  events  occur  (e.g.,  changes  in  regulation,   taxes  and
          competitive position).

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests primarily in equity securities of U.S. companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o VALUE INVESTING RISK. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value or the factors that the manager believes will increase the price of the security do not occur.

     o MID-CAPITALIZATION INVESTING RISK. The prices of securities of mid-capitalization companies may fluctuate more than those of larger, more established companies. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

     o NON-DIVERSIFICATION. The Fund is "non-diversified." Under a definition provided by the Investment Company Act of 1940, as amended, non-diversified funds may invest in fewer assets, or in larger proportions of the assets of single companies or industries. Thus, the Fund may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund's total return and share price.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31
4.77%    25.37%   13.24%   -14.08%          28.89%            24.72%
[insert chart]
1999     2000     2001     2002             2003              2004

In the period shown in the chart, the Fund's highest quarterly return was 19.12% (4th quarter of 2001) and its lowest quarterly return was -16.09% (3rd quarter of 2002).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
---------------------------------------------------------- ------------------- ------------------ ------------------
                                                                 1 year             5 year          Life of Fund*
---------------------------------------------------------- ------------------- ------------------ ------------------
JNL/Lazard Mid Cap Value Fund (Class A)                            24.72%            14.39%              9.82%
Russell MidCap(R) Index                                            18.37%             5.97%              7.10%
---------------------------------------------------------- ------------------- ------------------ ------------------

The Russell MidCap(R) Index is a broad-based, unmanaged index.
* The Fund began operations on March 2, 1998.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------ --------------------
                                                                                                       CLASS A
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Management/Administrative Fee*                                                                           0.82%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
12b-1 Service Fee                                                                                        0.20%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Other Expenses                                                                                           0.01%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Total Fund Annual Operating Expenses                                                                     1.03%
------------------------------------------------------------------------------------------------ --------------------

* A reduction in the advisory fee took place on January 1, 2005. These estimates are based on the Fund's actual operating expenses for its most recently completed fiscal year, as adjusted for contractual changes.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

---------------------------------------------------------------------------------- ----------------------------
EXPENSE EXAMPLE                                                                              CLASS A
---------------------------------------------------------------------------------- ----------------------------
---------------------------------------------------------------------------------- ----------------------------
1 Year                                                                                          $105
---------------------------------------------------------------------------------- ----------------------------
---------------------------------------------------------------------------------- ----------------------------
3 Years                                                                                         $328
---------------------------------------------------------------------------------- ----------------------------
---------------------------------------------------------------------------------- ----------------------------
5 Years                                                                                         $569
---------------------------------------------------------------------------------- ----------------------------
---------------------------------------------------------------------------------- ----------------------------
10 Years                                                                                      $1,259
---------------------------------------------------------------------------------- ----------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITION. For temporary, defensive purposes, the Fund may invest up to all of its assets in larger capitalization companies, cash and short-term money market instruments. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive position may reduce the potential for appreciation of the Fund's portfolio.

DERIVATIVES. The Fund may use derivative instruments, such as options and futures contracts and forward currency contracts, for hedging or to enhance return. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in securities prices.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/Lazard Mid Cap Value Fund is Lazard Asset Management LLC (Lazard), 30 Rockefeller Plaza, New York, New York 10112. Lazard is a subsidiary of Lazard Freres & Co. LLC (Lazard Freres), a New York limited liability company, which provides its clients with a wide variety of investment banking, brokerage and related services. Lazard and its affiliates provide investment management services to client discretionary accounts of both individuals and institutions.

The Fund is managed on a team basis by Christopher Blake, Gary Buesser and Andrew Lacey. Mr. Buesser has been with Lazard and has been associated with the Fund since April 2000. He is a Senior Vice President and portfolio manager. Prior to joining Lazard, he worked for Evergreen Funds, SG Cowen, Shearson Lehman Brothers, and Kidder Peabody. Mr. Lacey has been with Lazard since 1996. He is a portfolio manager and Deputy Chairman of Lazard. Mr. Blake has been with Lazard since 1995. Mr. Blake is a Managing Director of Lazard. Mr. Lacey and Mr. Blake have shared responsibility for the day-to-day management of the Fund since January 2001 and November 2001, respectively.

The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of securities in the Fund.

JNL/LAZARD SMALL CAP VALUE FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Lazard Small Cap Value Fund is capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a non-diversified portfolio of equity securities of U.S. companies with market capitalizations in the range of companies represented by the Russell 2000(R) Index that the sub-adviser believes are undervalued. The Fund holds between 75 - 130 securities with a market capitalization range of $300 million to $5 billion. The Fund's returns are compared to the Russel 2000(R) Index. The Russell 2000 Index is composed of selected common stocks of small, generally unseasoned U.S. companies. The Fund's equity holdings consist primarily of common stocks but may also include preferred stocks, securities convertible into or exchangeable for common stocks, rights and warrants, real estate investment trusts and American and Global Depositary Receipts. In searching for undervalued small capitalization stocks, the sub-adviser uses a stock-selection process based primarily on analysis of historical financial data, with little emphasis placed on forecasting future earnings or events.

The sub-adviser does not automatically sell a security if its market capitalization grows or falls outside the range of companies in the Russell 2000(R) Index. The sub-adviser may sell a security for any of the following reasons:

     o its price rises to a level where it no longer reflects value (target valuation);

     o    the underlying investment assumptions are no longer valid;

     o    company management changes their direction; or

     o    external  events  occur  (e.g.,  changes  in  regulation,   taxes  and
          competitive position).

The  Fund  may  invest  in  equity  securities  of  larger  U.S.   companies  or
investment-grade fixed-income securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o VALUE INVESTING RISK. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value or the factors that the manager believes will increase the price of the security do not occur.

     o SMALL CAP INVESTING RISK. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones. The companies in which the Fund is likely to invest have limited product lines, markets or financial resources, or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Accordingly, an investment in the Fund may not be appropriate for all investors.

     o NON-DIVERSIFICATION. The Fund is "non-diversified." Under a definition provided by the Investment Company Act of 1940, as amended, non-diversified funds may invest in fewer assets, or in larger proportions of the assets of single companies or industries. Thus, the Fund may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund's total return and share price.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31
1.96%    16.60%   17.34%   -17.22%  38.83%  15.38%
[insert chart]
1999     2000     2001     2002     2003    2004

In the period shown in the chart, the Fund's highest quarterly return was 20.18% (2nd quarter of 1999) and its lowest quarterly return was -18.94% (3rd quarter of 2002).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
---------------------------------------------------------- ------------------- ------------------ ------------------
                                                                 1 year             5 year          Life of Fund*
---------------------------------------------------------- ------------------- ------------------ ------------------
JNL/Lazard Small Cap Value Fund (Class A)                          15.38%            12.63%              7.21%
Russell 2000 Index                                                 18.44%             6.67%              6.41%
---------------------------------------------------------- ------------------- ------------------ ------------------

The Russell 2000 Index is a broad-based, unmanaged index.
* The Fund began operations on March 2, 1998.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------- -----------------------
                                                                                                     CLASS A
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Management/Administrative Fee*                                                                        0.85%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
12b-1 Service Fee                                                                                     0.20%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Other Expenses                                                                                        0.01%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Total Fund Annual Operating Expenses                                                                  1.06%
--------------------------------------------------------------------------------------------- -----------------------

* A reduction in the advisory fee took place on January 1, 2005. These estimates are based on the Fund's actual operating expenses for its most recently completed fiscal year, as adjusted for contractual changes.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

----------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                              CLASS A
----------------------------------------------------------------------------------- --------------------------
----------------------------------------------------------------------------------- --------------------------
1 Year                                                                                         $108
----------------------------------------------------------------------------------- --------------------------
----------------------------------------------------------------------------------- --------------------------
3 Years                                                                                        $337
----------------------------------------------------------------------------------- --------------------------
----------------------------------------------------------------------------------- --------------------------
5 Years                                                                                        $585
----------------------------------------------------------------------------------- --------------------------
----------------------------------------------------------------------------------- --------------------------
10 Years                                                                                     $1,294
----------------------------------------------------------------------------------- --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITION. For temporary, defensive purposes, the Fund may invest up to all of its assets in larger capitalization companies, cash and short-term money market instruments. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive position may reduce the potential for appreciation of the Fund's portfolio.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/Lazard Small Cap Value Fund is Lazard Asset Management LLC (Lazard), 30 Rockefeller Plaza, New York, New York 10112. Lazard is a subsidiary of Lazard Freres & Co. LLC (Lazard Freres), a New York limited liability company, which provides its clients with a wide variety of investment banking, brokerage and related services. Lazard and its affiliates provide investment management services to client discretionary accounts of both individuals and institutions.

The Fund is managed on a team basis by Patrick Mullin and Andrew Lacey. Mr. Mullin has been with Lazard since 1998. He is a Portfolio Manager and a Director of Lazard. Prior to joining Lazard in 1998, he was with Target Capital Management from February 1997 to December 1997 and prior to that he was with Dillon, Read & Co. Inc. Mr. Lacey has been with Lazard since 1996. He is a portfolio manager and Deputy Chairman of US/Global Products of Lazard. Mr. Lacey and Mr. Mullin have shared responsibility for the day-to-day management of the Fund since May 2003 and January 2001, respectively.

The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of securities in the Fund.

JNL/MELLON CAPITAL MANAGEMENT S&P 500 INDEX FUND (formerly the JNL/Curian S&P 500 Index Fund)

INVESTMENT OBJECTIVE. The investment objective of the JNL/Mellon Capital Management S&P 500 Index Fund is to match the performance of the S&P 500(R) Index. The Fund is constructed to mirror the S&P 500 Index to provide long-term capital growth.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing in large-capitalization company securities. The Fund employs a passive investment approach, called indexing, which attempts to replicate the investment performance of the S&P 500 Index through statistical procedures. The Fund does not employ traditional methods of active investment management, which involves the buying and selling of securities based upon security analysis. The Fund attempts to replicate the target index by investing all or substantially all of its assets in the stocks that make up the Index. The Fund's foreign investments generally reflect the weightings of foreign securities in the S&P 500 Index. Indexing offers a cost-effective investment approach to gaining diversified market exposure over the long-term.

The Fund seeks to invest under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in the stocks in the S&P 500 Index in proportion to their market capitalization weighting in the S&P 500 Index. This approach is called "replication." When replicating a capitalization-weighted index such as the S&P 500 Index, portfolio turnover is reduced to what the index adds and deletes, contract owner contributions and withdrawals, and reinvestment income. The replicated portfolio does not require rebalancing as a result of market movement. It is rebalanced automatically with the change in share price.

In the event that all the stocks comprising the index cannot be purchased, the Fund may purchase a representative sample of stocks from each economic sector included in the S&P 500 Index in proportion to the weighting in the S&P 500 Index. To the extent that the Fund seeks to replicate the S&P 500 Index using such sampling techniques, a close correlation between the Fund's performance and the performance of the S&P 500 Index may be anticipated in both rising and falling markets. The Fund attempts to achieve a correlation between the performance of its investments and that of the S&P 500 Index of at least 0.95 before deduction of Fund expenses. A correlation of 1.00 would represent perfect correlation between the Fund and S&P 500 Index performance. The Fund's ability to achieve significant correlation between Fund and S&P 500 Index performance may be affected by changes in securities markets and changes in the composition of the S&P 500 Index.

The Fund may invest in derivative securities to manage cash flows and equitize dividend accruals.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose all or a portion of your money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of a company may result in a decline in its stock price, and a broad-based market drop may also cause a stock's price to fall.

     o DERIVATIVES RISK. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities, asset-backed securities and exchange traded funds, involves special risks. The Fund's sub-adviser must choose the correct derivatives exposure versus the underlying assets to be hedged in order to realize the desired results from the investment. The derivatives purchased are priced on the index that the sub-adviser is tracking. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of derivatives that do not correlate with price movements in the rest of the portfolio.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid securities markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o INDEX INVESTING RISK. While the S&P 500 Index is comprised of the stocks of a large number of companies, market fluctuations can cause the performance of the S&P 500 to be significantly influenced by a handful of companies. Thus, the Fund's performance will be more vulnerable to changes in the market value of those companies.

          The stocks of the S&P 500 Index in which the Fund invests are considered large-capitalization stocks. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund's performance may sometimes be lower than that of other types of funds, such as those emphasizing small- or mid-capitalization companies.

          The Fund uses an indexing strategy. It does not attempt to manage market volatility, use defensive strategies, or reduce the effects of any long-term periods of poor stock performance.

          The correlation between the Fund and index performance may be affected by the Fund's expenses, changes in securities markets, changes in the composition of the index, the size of the Fund's portfolio and the timing of purchases and redemptions of the Fund's shares. Because the Fund has expenses and other investment considerations that an index does not, the Fund's performance may be lower than that of the index.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the returns since the inception of the Fund. The table shows the Fund's returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

For the period from December 13, 2003 until February 17, 2004, the Fund was managed by Curian Capital LLC. Returns shown reflect the results achieved by a prior sub-adviser.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31
27.79%            10.06%
[insert chart]
2003              2004

In the periods shown in the chart, the Fund's highest quarterly return was 15.14% (2nd quarter of 2003) and its lowest quarterly return was -1.97% (3rd quarter of 2004).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
----------------------------------------------------------------------- ----------------------- ------------------
                                                                                1 year            Life of Fund*
----------------------------------------------------------------------- ----------------------- ------------------
JNL/Mellon Capital Management S&P 500 Index Fund (Class A)                      10.06%                 3.13%
S&P 500 Index                                                                   10.88%                 3.65%
----------------------------------------------------------------------- ----------------------- ------------------

The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.
* The Fund began operations on January 15, 2002.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------- -----------------------
                                                                                                     CLASS A
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Management/Administrative Fee                                                                         0.39%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
12b-1 Service Fee                                                                                     0.20%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Other Expenses                                                                                        0.01%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Total Fund Annual Operating Expenses                                                                  0.60%
--------------------------------------------------------------------------------------------- -----------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs will be:

---------------------------------------------------------------------------------- ---------------------------
EXPENSE EXAMPLE                                                                             CLASS A
---------------------------------------------------------------------------------- ---------------------------
---------------------------------------------------------------------------------- ---------------------------
1 Year                                                                                          $61
---------------------------------------------------------------------------------- ---------------------------
---------------------------------------------------------------------------------- ---------------------------
3 Years                                                                                        $192
---------------------------------------------------------------------------------- ---------------------------
---------------------------------------------------------------------------------- ---------------------------
5 Years                                                                                        $335
---------------------------------------------------------------------------------- ---------------------------
---------------------------------------------------------------------------------- ---------------------------
10 Years                                                                                       $750
---------------------------------------------------------------------------------- ---------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. THE S&P 500 INDEX. The S&P 500 Index is composed of 500 common stocks that are selected by Standard & Poor's to capture the price performance of a large cross-section of the U.S. publicly traded stock market. Stocks included in the S&P 500 Index are chosen with the aim of achieving a representative portfolio from the various components of the U.S. economy. A limited percentage of the S&P 500 Index may include foreign securities traded on U.S. exchanges. Aggregate market value and trading activity also are considered in the selection process. While these stocks do not necessarily represent the 500 largest corporations in the Unites States, the S&P 500 Index is recognized for its emphasis toward large stocks. The 500 securities, most of which trade on the New York Stock Exchange, currently represent approximately 80% of the market value of all U.S. common stocks. Each stock in the S&P 500 Index is weighted by its market capitalization. The inclusion of a stock in the S&P 500 Index in no way implies that Standard & Poor's believes the stock to be an attractive investment, nor is Standard & Poor's in any way affiliated with the Fund.

CASH POSITIONS. To effectively manage cash inflows and outflows, the Fund will maintain a cash position primarily consisting of shares of other money market mutual funds. The Fund may also investment to some degree in money market instruments.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risk and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/Mellon Capital Management S&P 500 Index Fund is Mellon Capital Management Corporation (Mellon), located at 595 Market Street, San Francisco, California 94105. Mellon is a wholly owned subsidiary of Mellon Financial Corporation, a publicly traded financial and bank holding company.

Mellon supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund's investment securities. Mellon utilizes teams of investment professionals acting together to manage the assets of the Fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolio as they deem appropriate in the pursuit of the Fund's investment objectives. The individual members of the team who are primarily responsible for the day-to-day management of the Fund's portfolio are:

Susan Ellison is a Managing Director, Equity Portfolio Management at Mellon Capital. Ms. Ellison is a graduate of San Francisco State University with a Bachelor of Science degree. Ms. Ellison has 17 years of investment experience. She is responsible for the management of all U.S. and international equity portfolios. She is a member of AIMR and the Society of Investment Analysts of San Francisco and has been with Mellon Capital for 17 years.

Richard A. Brown, CFA, is a Director, Equity Portfolio Management at Mellon Capital. Mr. Brown holds a M.B.A. from California State University at Hayward. Mr. Brown has 10 years of investment experience. He co-manages a team of portfolio managers for domestic and international equity indexing funds. Mr. Brown is a member of AIMR and the Society of Investment Analysts of San Francisco and has been with Mellon Capital for 10 years.

Karen Q. Wong, CFA is a Vice President, Equity Portfolio Management at Mellon Capital. Ms. Wong holds a M.B.A. from San Francisco State University. Ms. Wong has 5 years of investment experience. She co-manages a team of portfolio managers for domestic and international equity indexing funds. Ms. Wong is a member of AIMR and the Society of Investment Analysts of San Francisco and has been with Mellon Capital for 5 years.

The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of securities in the Fund.

JNL/MELLON CAPITAL MANAGEMENT S&P 400 MIDCAP INDEX FUND (formerly the JNL/Curian S&P 400 MidCap Index Fund)

INVESTMENT OBJECTIVE. The investment objective of the JNL/Mellon Capital Management S&P 400 MidCap Index Fund is to match the performance of the S&P 400 Index. The Fund is constructed to mirror the index to provide long-term capital growth by investing in equity securities of medium capitalization-weighted domestic corporations.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by utilizing a passive investment approach, called indexing, which attempts to replicate the investment performance of the S&P 400 Index through statistical procedures. The Fund does not employ traditional methods of active investment management, which involves the buying and selling of securities based upon security analysis. Indexing offers a cost-effective investment approach to gaining diversified market exposure over the long term.

The Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in the stocks in the S&P 400 Index in proportion to their market capitalization weighting in the S&P 400 Index. This approach is called "replication." When replicating a capitalization-weighted index such as the S&P 400 Index, portfolio turnover is reduced to what the index adds and deletes, contract owner contributions and withdrawals, and reinvestment of income. The replicated portfolio does not require rebalancing as a result of market movement. It is rebalanced automatically with the change in share prices of the securities owned.

In the event that all the stocks comprising the index cannot be purchased, the Fund may purchase a representative sample of stocks from each economic sector included in the S&P 400 Index in proportion to the weighting in the S&P 400 Index. To the extent that the Fund seeks to replicate the S&P 400 Index using such sampling techniques, a close correlation between the Fund's performance and the performance of the S&P 400 Index may be anticipated in both rising and falling markets. The Fund attempts to achieve a correlation between the performance of its investments and that of the S&P 400 Index of at least 0.95 before deduction of Fund expenses. A correlation of 1.00 would represent perfect correlation between the Fund and S&P 400 Index performance. The Fund's ability to achieve significant correlation between the Fund and S&P 400 Index performance may be affected by changes in securities markets and changes in the composition of the S&P 400 Index.

The Fund may invest in derivatives to manage contract owner cash flows and equitize dividend accruals.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose all or a portion of your money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of a company may result in a decline in its stock price, and a broad-based market drop may also cause a stock's price to fall.

     o MID-CAPITALIZATION INVESTING RISK. Historically, mid-capitalization stocks have been more volatile in price than large-capitalization stocks that dominate the overall stock market and often perform quite differently. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

     o DERIVATIVES RISK. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities, asset-backed securities and exchange traded funds, involves special risks. The Fund's sub-adviser must choose the correct derivatives exposure versus the underlying assets to be hedged in order to realize the desired results from the investment. The derivatives purchased are priced on the index that the sub-adviser is tracking. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of derivatives that do not correlate with price movements in the rest of the portfolio.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid securities markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o INDEX INVESTING RISK. While the S&P 400 Index is comprised of the stocks of a large number of companies, market fluctuations can cause the performance of the S&P 400 Index to be significantly influenced by a handful of companies. Thus, the Fund's performance will be more vulnerable to changes in the market value of those companies.

          Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund's performance may sometimes be lower than that of other types of funds, such as those emphasizing small- or large-capitalization companies.

          The Fund uses an indexing strategy. It does not attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term periods of poor stock performance.

          The correlation between the Fund and index performance may be affected by the Fund's expenses, changes in securities markets, changes in the composition of the index, the size of the Fund's portfolio and the timing of purchases and redemptions of the Fund's shares. Because the Fund has expenses and other investment considerations that an index does not, the Fund's performance may be lower than that of the index.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the returns since the inception of the Fund. The table shows the Fund's returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

For the period from December 13, 2003 until February 17, 2004, the Fund was managed by Curian Capital LLC. Returns shown reflect the results achieved by a prior sub-adviser.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31
34.55%            15.79%
[insert chart]
2003              2004

In the periods shown in the chart, the Fund's highest quarterly return was 17.40% (2nd quarter of 2003) and its lowest quarterly return was -2.31% (3rd quarter of 2004).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
------------------------------------------------------------------------------- --------------- ------------------
                                                                                    1 year        Life of Fund*
------------------------------------------------------------------------------- --------------- ------------------
JNL/Mellon Capital Management S&P 400 MidCap Index Fund (Class A)                    15.79%         10.40%
S&P 400 Midcap Index                                                                 16.49%         11.00%
------------------------------------------------------------------------------- --------------- ------------------

The S&P Midcap 400 Index is a broad-based, unmanaged index.
* The Fund began operations on January 15, 2002.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------- -------------------
                                                                                                       CLASS A
------------------------------------------------------------------------------------------------- -------------------
------------------------------------------------------------------------------------------------- -------------------
Management/Administrative Fee                                                                            0.39%
------------------------------------------------------------------------------------------------- -------------------
------------------------------------------------------------------------------------------------- -------------------
12b-1 Service Fee                                                                                        0.20%
------------------------------------------------------------------------------------------------- -------------------
------------------------------------------------------------------------------------------------- -------------------
Other Expenses                                                                                           0.01%
------------------------------------------------------------------------------------------------- -------------------
------------------------------------------------------------------------------------------------- -------------------
Total Fund Annual Operating Expenses                                                                     0.60%
------------------------------------------------------------------------------------------------- -------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs will be:

------------------------------------------------------------------------------------- -------------------------
EXPENSE EXAMPLE                                                                               CLASS A
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
1 Year                                                                                           $61
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
3 Years                                                                                         $192
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
5 Years                                                                                         $335
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
10 Years                                                                                        $750
------------------------------------------------------------------------------------- -------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. THE S&P 400 MIDCAP INDEX. The S&P MidCap 400 Index consists of 400 domestic stocks that are selected by Standard & Poor's to capture the price performance of a large cross section of the U.S. publicly traded stock market. Stocks included in the S&P 400 Index are chosen with the aim of achieving a representative portfolio from the various components of the U.S. economy. A limited percentage of the S&P 400 Index may include foreign securities traded on U.S. exchanges. Aggregate market value and trading activity are also considered in the selection process. Each stock in the S&P 400 Index is weighted by its market capitalization (or the stock's price multiplied by the number of shares outstanding, as the S&P 400 Index is considered a capitalization-weighted index.) The inclusion of a stock in the S&P 400 Index in no way implies that Standard & Poor's believes the stock to be an attractive investment, nor is Standard & Poor's in any way affiliated with the Fund.

CASH POSITIONS. To effectively manage cash inflows and outflows, the Fund will maintain a cash position primarily consisting of shares other money market mutual funds. The Fund may also invest to some degree in money market instruments.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risk and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/Mellon Capital Management S&P 400 MidCap Index Fund is Mellon Capital Management Corporation (Mellon Capital), located at 595 Market Street, Suite 3000, San Francisco, California 94105. Mellon Capital is a wholly owned subsidiary of Mellon Financial Corporation, a publicly traded financial and bank holding company.

Mellon Capital supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund's investment securities. Mellon Capital utilizes teams of investment professionals acting together to manage the assets of the Fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolio as they deem appropriate in the pursuit of the Fund's investment objectives. The individual members of the team who are primarily responsible for the day-to-day management of the Fund's portfolio are:

Susan Ellison is a Managing Director, Equity Portfolio Management at Mellon Capital. Ms. Ellison is a graduate of San Francisco State University with a Bachelor of Science degree. Ms. Ellison has 17 years of investment experience. She is responsible for the management of all U.S. and international equity portfolios. She is a member of AIMR and the Society of Investment Analysts of San Francisco and has been with Mellon Capital for 17 years.

Richard A. Brown, CFA, is a Director, Equity Portfolio Management at Mellon Capital. Mr. Brown holds a M.B.A. from California State University at Hayward. Mr. Brown has 10 years of investment experience. He co-manages a team of portfolio managers for domestic and international equity indexing funds. Mr. Brown is a member of AIMR and the Society of Investment Analysts of San Francisco and has been with Mellon Capital for 10 years.

Karen Q. Wong, CFA is a Vice President, Equity Portfolio Management at Mellon Capital. Ms. Wong holds a M.B.A. from San Francisco State University. Ms. Wong has 5 years of investment experience. She co-manages a team of portfolio managers for domestic and international equity indexing funds. Ms. Wong is a member of AIMR and the Society of Investment Analysts of San Francisco and has been with Mellon Capital for 5 years.

The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of securities in the Fund.

JNL/MELLON CAPITAL MANAGEMENT SMALL CAP INDEX FUND (formerly the JNL/Curian Small Cap Index Fund)

INVESTMENT OBJECTIVE. The investment objective of the JNL/Mellon Capital Management Small Cap Index Fund is to match the performance of the Russell 2000(R) Index. The capitalization range for the Small Cap Index as of December 31, 2003, was $42.3 million at the bottom of the range, $2.4 billion at the top of the range. The Fund is constructed to mirror the index to provide long-term growth of capital by investing in equity securities of small- to mid-size domestic companies.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its investment objective by utilizing a passive investment approach, called indexing, which attempts to track the investment performance of the Russell 2000 Index through statistical procedures. The Fund does not employ traditional methods of active investment management, which involves the buying and selling of securities based upon security analysis. Indexing offers a cost-effective investment approach to gaining diversified market exposure over the long term.

The Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a portfolio of securities, which seeks to match the performance and characteristics of the Russell 2000 Index through replicating a majority of the Index and sampling from the remaining securities. To the extent that the Fund seeks to replicate the Russell 2000 Index using sampling techniques, a close correlation between the Fund's performance and the performance of the Russell 2000 Index may be anticipated in both rising and falling markets.

The Fund may invest in derivatives to manage contract owner cash flows and to equitize dividend accruals.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose all or a portion of your money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of a company may result in a decline in its stock price, and a broad-based market drop may also cause a stock's price to fall.

     o DERIVATIVES RISK. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities, asset-backed securities and exchange traded funds, involves special risks. The Fund's sub-adviser must choose the correct derivatives exposure versus the underlying assets to be hedged in order to realize the desired results from the investment. The derivatives purchased are priced on the index that the sub-adviser is tracking. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of derivatives that do not correlate with price movements in the rest of the portfolio.

     o SMALL CAP INVESTING RISK. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones. The companies in which the Fund is likely to invest have limited product lines, markets or financial resources, or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Accordingly, an investment in the Fund may not be appropriate for all investors.

     o MID-CAP INVESTING RISK. Mid-capitalization stocks may be more volatile in price than large-capitalization stocks that dominate the overall stock market, and often perform quite differently. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

     o INDEX INVESTING RISK. While the Russell 2000 Index is comprised of the stocks of a large number of companies, market fluctuations can cause the performance of the Russell 2000 Index to be significantly influenced by a handful of companies. Thus, the Fund's performance will be more vulnerable to changes in the market value of those companies.

          Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund's performance may sometimes be lower or higher than that of other types of funds.

          The Fund uses an indexing strategy. It does not attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term periods of poor stock performance.

          The correlation between the Fund and index performance may be affected by the Fund's expenses, changes in securities markets, changes in the composition of the index, the size of the Fund's portfolio and the timing of purchases and redemptions of the Fund's shares. Because the Fund has expenses and other investment considerations that an index does not, the Fund's performance may be lower than that of the index.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the returns since the inception of the Fund. The table shows the Fund's returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

For the period from December 13, 2003 until February 17, 2004, the Fund was managed by Curian Capital LLC. Returns shown reflect the results achieved by a prior sub-adviser.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31
45.88%            17.42%
[insert chart]
2003              2004

In the periods shown in the chart, the Fund's highest quarterly return was 22.99% (2nd quarter of 2003) and its lowest quarterly return was -2.96% (3rd quarter of 2004).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
----------------------------------------------------------------------- ----------------------- ------------------
                                                                                1 year            Life of Fund*
----------------------------------------------------------------------- ----------------------- ------------------
JNL/Mellon Capital Management Small Cap Index Fund (Class A)                    17.42%                11.32%
Russell 2000 Index                                                              18.44%                11.93%
----------------------------------------------------------------------- ----------------------- ------------------

The Russell 2000 Index is a broad-based, unmanaged index.
* The Fund began operations on January 15, 2002.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------- ---------------------
                                                                                                      CLASS A
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Management/Administrative Fee                                                                           0.39%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
12b-1 Service Fee                                                                                       0.20%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Other Expenses                                                                                          0.01%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Total Fund Annual Operating Expenses                                                                    0.60%
----------------------------------------------------------------------------------------------- ---------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs will be:

------------------------------------------------------------------------------------ --------------------------
EXPENSE EXAMPLE                                                                               CLASS A
------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------ --------------------------
1 Year                                                                                           $61
------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------ --------------------------
3 Years                                                                                         $192
------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------ --------------------------
5 Years                                                                                         $335
------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------ --------------------------
10 Years                                                                                        $750
------------------------------------------------------------------------------------ --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. RUSSELL 2000 INDEX. The Russell 2000 Index is composed of approximately 2000 common stocks that are selected by the Frank Russell Company to capture the price performance of a large cross section of the U.S. publicly traded stock market. Stocks that are included in the Russell 2000 Index are chosen with the aim of achieving a broad representative portfolio from the various sectors of the U.S. economy. These stocks do not necessarily represent the entire U.S. economy, as they exclude approximately 1000 large company stocks. Stocks held in the Russell 1000 Index are excluded from the Russell 2000 Index. The Russell 2000 Index is recognized for its emphasis towards small- and mid-size stocks, essentially the remainder of the U.S. market. Each stock in the Russell 2000 Index is weighted by its market capitalization (the total market value relative to the total market values of all the securities in the Russell 2000 Index).

The inclusion of a security in the Russell 2000 Index in no way implies that the Frank Russell Company believes that security to be an attractive investment, nor is the Frank Russell Company in any way affiliated with the Fund.

CASH POSITIONS. To effectively manage cash inflows and outflows, the Fund will maintain a cash position primarily consisting of shares of other money market mutual funds. The Fund may also invest to some degree in money market instruments.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risk and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/Mellon Capital Management Small Cap Index Fund is Mellon Capital Management Corporation (Mellon Capital), located at 595 Market Street, Suite 3000, San Francisco, California 94105. Mellon Capital is a wholly owned subsidiary of Mellon Financial Corporation, a publicly traded financial and bank holding company.

Mellon Capital supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund's investment securities. Mellon Capital utilizes teams of investment professionals acting together to manage the assets of the Fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolio as they deem appropriate in the pursuit of the Fund's investment objectives. The individual members of the team who are primarily responsible for the day-to-day management of the Fund's portfolio are:

Susan Ellison is a Managing Director, Equity Portfolio Management at Mellon Capital. Ms. Ellison is a graduate of San Francisco State University with a Bachelor of Science degree. Ms. Ellison has 17 years of investment experience. She is responsible for the management of all U.S. and international equity portfolios. She is a member of AIMR and the Society of Investment Analysts of San Francisco and has been with Mellon Capital for 17 years.

Richard A. Brown, CFA, is a Director, Equity Portfolio Management at Mellon Capital. Mr. Brown holds a M.B.A. from California State University at Hayward. Mr. Brown has 10 years of investment experience. He co-manages a team of portfolio managers for domestic and international equity indexing funds. Mr. Brown is a member of AIMR and the Society of Investment Analysts of San Francisco and has been with Mellon Capital for 10 years.

Karen Q. Wong, CFA is a Vice President, Equity Portfolio Management at Mellon Capital. Ms. Wong holds a M.B.A. from San Francisco State University. Ms. Wong has 5 years of investment experience. She co-manages a team of portfolio managers for domestic and international equity indexing funds. Ms. Wong is a member of AIMR and the Society of Investment Analysts of San Francisco and has been with Mellon Capital for 5 years.

The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of securities in the Fund.

JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Mellon Capital Management International Index Fund is to match the performance of the Morgan Stanley Capital International (MSCI) Europe Australasia Far East (EAFE) Free Index. The Fund is constructed to mirror the index to provide long-term capital growth by investing in international equity securities attempting to match the characteristics of each country within the index.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve this investment objective by utilizing a passive investment approach, called indexing, which attempts to track the investment performance of the MSCI EAFE(R) 1 Free Index through statistical procedures. The Fund does not employ traditional methods of active investment management, which involves the buying and selling of securities based upon security analysis. Indexing offers a cost-effective approach to gaining diversified market exposure over the long term.

The Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a portfolio of international securities, sampling from the stocks included in the MCSI EAFE Free Index or derivative securities economically related to the MSCI EAFE Free Index.

To implement this strategy, the Fund may invest up to 50% of its net asset value in derivatives to manage contract owner cash flows and anticipated dividend accruals, and to facilitate meeting the Fund's objectives. For example, the Fund may use foreign currency forward contracts to maintain the approximate currency exposure of the MSCI EAFE Free Index.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose all or a portion of your money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile and less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o DERIVATIVES RISK. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's sub-adviser must choose the correct derivatives exposure versus the underlying assets to be hedged in order to realize the desired results from the investment. The derivatives purchased are priced on the index that the sub-adviser is tracking. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of derivatives that do not correlate with price movements in the rest of the portfolio.

     o INDEX INVESTING RISK. While the MSCI EAFE Index is comprised of the stocks of a large number of companies, market fluctuations can cause the performance of the MSCI EAFE Index to be significantly influenced by a handful of companies. Thus, the Fund's performance will be more vulnerable to changes in the market value of those companies.

          Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund's performance may sometimes be lower than that of other types of funds, such as those emphasizing domestic companies.

          The Fund uses an indexing strategy. It does not attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term periods of poor stock performance.

          The correlation between the Fund and index performance may be affected by the Fund's expenses, changes in securities markets, changes in the composition of the index, the size of the Fund's portfolio and the timing of purchases and redemptions of the Fund's shares. Because the Fund has operating expenses and other considerations that the index does not, the Fund's performance may be lower than that of the index.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the returns since the inception of the Fund. The table shows the Fund's returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31
37.31%            19.49%
[insert chart]
2003              2004

In the periods shown in the chart, the Fund's highest quarterly return was 18.84% (2nd quarter of 2003) and its lowest quarterly return was -0.42% (3rd quarter of 2004).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
-------------------------------------------------------------------------- -------------------- ------------------
                                                                                 1 year           Life of Fund*
-------------------------------------------------------------------------- -------------------- ------------------
JNL/Mellon Capital Management International Index Fund (Class A)                  19.49%              12.49%
MSCI E.A.FE. Index                                                                20.25%              13.26%
-------------------------------------------------------------------------- -------------------- ------------------

The Morgan Stanley Europe and Australasia, Far East Equity (MSCI E.A.FE.) Index is a broad-based, unmanaged index.
* The Fund began operations on January 15, 2002.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------- -----------------------
                                                                                                     CLASS A
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Management/Administrative Fee                                                                         0.45%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
12b-1 Service Fee                                                                                     0.20%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Other Expenses                                                                                        0.01%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Total Fund Annual Operating Expenses                                                                  0.66%
--------------------------------------------------------------------------------------------- -----------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs will be:

-------------------------------------------------------------------------------------- -------------------------
EXPENSE EXAMPLE                                                                                CLASS A
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
1 Year                                                                                            $67
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
3 Years                                                                                          $211
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
5 Years                                                                                          $368
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
10 Years                                                                                         $822
-------------------------------------------------------------------------------------- -------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. THE MSCI EAFE FREE INDEX. The MSCI EAFE Free Index is comprised of common stocks from the following countries: Australia, Austria, Belgium, Denmark, Finland, France, Greece, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The companies within each country are selected by MSCI to capture the price performance of a large cross section of the international publicly traded stock markets. Stocks included in the Index are chosen with the aim of achieving a representative portfolio from the various countries and sectors of the developed international economy. Aggregate market value and trading activity are also considered in the selection process. The inclusion of a stock in the MSCI EAFE Free Index in no way implies that Morgan Stanley Capital International, Inc. believes the stock to be an attractive investment, nor is Morgan Stanley Capital International, Inc. in any way affiliated with the Fund.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risk and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/Mellon Capital Management International Index Fund is Mellon Capital Management Corporation (Mellon), located at 595 Market Street, San Francisco, California 94105. Mellon is a wholly owned subsidiary of Mellon Financial Corporation, a publicly traded financial and bank holding company.

Mellon supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund's investment securities. Mellon utilizes teams of investment professionals acting together to manage the assets of the Fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolio as they deem appropriate in the pursuit of the Fund's investment objectives. The individual members of the team who are primarily responsible for the day-to-day management of the Fund's portfolio are:

Susan Ellison is a Managing Director, Equity Portfolio Management at Mellon Capital. Ms. Ellison is a graduate of San Francisco State University with a Bachelor of Science degree. Ms. Ellison has 17 years of investment experience. She is responsible for the management of all U.S. and international equity portfolios. She is a member of AIMR and the Society of Investment Analysts of San Francisco and has been with Mellon Capital for 17 years.

Richard A. Brown, CFA, is a Director, Equity Portfolio Management at Mellon Capital. Mr. Brown holds a M.B.A. from California State University at Hayward. Mr. Brown has 10 years of investment experience. He co-manages a team of portfolio managers for domestic and international equity indexing funds. Mr. Brown is a member of AIMR and the Society of Investment Analysts of San Francisco and has been with Mellon Capital for 10 years.

Karen Q. Wong, CFA is a Vice President, Equity Portfolio Management at Mellon Capital. Ms. Wong holds a M.B.A. from San Francisco State University. Ms. Wong has 5 years of investment experience. She co-manages a team of portfolio managers for domestic and international equity indexing funds. Ms. Wong is a member of AIMR and the Society of Investment Analysts of San Francisco and has been with Mellon Capital for 5 years.

The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of securities in the Fund.

JNL/MELLON CAPITAL MANAGEMENT BOND INDEX FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Mellon Capital Management Bond Index Fund is to match the performance of the Lehman Brothers Aggregate Bond Index. The Fund is constructed to mirror the Index to provide a moderate rate of income by investing in domestic fixed-income investments.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by utilizing a passive investment approach called indexing, which seeks to track the investment performance of the Lehman Brothers Aggregate Index through statistical procedures. Bonds are selected based on their characteristics to create a portfolio that profiles the Index. The Fund does not employ traditional methods of active investment management such as actively buying and selling bonds based upon interest rate bets or sector rotation. Indexing offers a cost-effective approach to gaining diversified market exposure over the long-term.

The Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in fixed-income securities that seek to match the performance and summary characteristics of the Lehman Brothers Aggregate Index. Research and experience indicates that it is impractical to fully replicate most broad fixed-income indices. This index includes thousands of issues, many of which may be illiquid and unavailable in the secondary market. Additionally, reinvestment of cash flows would be costly in a full replication environment, as it would entail trading many issues in uneven amounts. Given these difficulties, Mellon Capital utilizes a sampling approach that combines analysis and the experience and judgment of its investment professionals.

Through the sampling approach, the Fund's sub-adviser selects a basket of securities in order to match the important risk characteristics of the Index. Buy and sell decisions are based primarily on portfolio characteristic overweightings and underweightings. The Fund's composition is continuously evaluated relative to the Index, and if necessary, the portfolio is rebalanced, typically using cash flows from accruals and contract owner contributions and withdrawals.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose all or a portion of your money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in fixed-income securities, it is subject to market risk. For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

     o PRE-PAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

     o INDEX INVESTING RISK. The Fund uses an indexing strategy. It does not attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term periods of poor bond performance.

          The correlation between the Fund and index performance may be affected by the Fund's expenses, changes in securities markets, changes in the composition of the index, the size of the Fund's portfolio and the timing of purchases and redemptions of the Fund's shares. Because the Fund is subject to expenses and other considerations to which the index is not, and because the sub-adviser uses a sampling technique rather than full replication of the index, the Fund's performance may be lower than that of the index.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the returns since the inception of the Fund. The table shows the Fund's returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31
2.87%             3.74%
[insert chart]
2003              2004

In the periods shown in the chart, the Fund's highest quarterly return was 3.06% (3rd quarter of 2004) and its lowest quarterly return was -2.61% (2nd quarter of 2004).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
----------------------------------------------------------------------- ----------------------- ------------------
                                                                                1 year            Life of Fund*
----------------------------------------------------------------------- ----------------------- ------------------
JNL/Mellon Capital Management Bond Index Fund (Class A)                          3.74%                 5.09%
Lehman Brothers Aggregate Bond Index                                             4.33%                 6.09%
----------------------------------------------------------------------- ----------------------- ------------------

The Lehman Brothers Aggregate Bond Index is a broad-based, unmanaged index.
* The Fund began operations on January 15, 2002.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------- ---------------------
                                                                                                      CLASS A
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Management/Administrative Fee                                                                           0.40%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
12b-1 Service Fee                                                                                       0.20%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Other Expenses                                                                                          0.01%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Total Fund Annual Operating Expenses                                                                    0.61%
----------------------------------------------------------------------------------------------- ---------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs will be:

------------------------------------------------------------------------------------- -------------------------
EXPENSE EXAMPLE                                                                               CLASS A
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
1 Year                                                                                           $62
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
3 Years                                                                                         $195
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
5 Years                                                                                         $340
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
10 Years                                                                                        $762
------------------------------------------------------------------------------------- -------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. THE LEHMAN BROTHERS AGGREGATE BOND INDEX. The Lehman Brothers Aggregate Index is comprised of investment-grade, fixed-rate U.S. bonds, including Treasuries, corporate bonds, agency mortgage pass-through securities, and asset-backed securities. The bonds selected for the Index must meet the following criteria: (1) the maturity must be greater than one year; (2) the issue must have at least $250 million available to investors; (3) the rating must be investment grade (Baa3 or better) by Moody's Investors Service or Standard & Poor's; (4) the rate must be fixed; and (5) the bond must be U.S. dollar-denominated and non-convertible. The inclusion of a bond in the Lehman Brothers Aggregate Index in no way implies that Lehman Brothers believes the bond to be an attractive investment, nor is Lehman Brothers in any way affiliated with the Fund.

DERIVATIVES. Derivatives, such as futures or options on futures, are permitted investments of the Fund. However, the Fund's sub-adviser expects to make such investments only infrequently due to the liquidity provided by the Fund's principal investments. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's sub-adviser must choose the correct derivatives exposure versus the underlying assets to be hedged in order to realize the desired results from the investment. The derivatives purchased are priced on the index that the sub-adviser is tracking. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of derivatives that do not correlate with price movements in the rest of the portfolio.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risk and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/Mellon Capital Management Bond Index Fund is Mellon Capital Management Corporation (Mellon), located at 595 Market Street, San Francisco, California 94105. Mellon is a wholly owned subsidiary of Mellon Financial Corporation, a publicly traded financial and bank holding company.

Mellon supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund's investment securities. Mellon utilizes teams of investment professionals acting together to manage the assets of the Fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolio as they deem appropriate in the pursuit of the Fund's investment objectives. The individual members of the team who are primarily responsible for the day-to-day management of the Fund's portfolio are:

David C. Kwan, CFA, is a Managing Director, Fixed Income Management & Trading at Mellon Capital. Mr. Kwan holds a M.B.A., University of California at Berkeley and a M.S., University of California at Los Angeles, Systems Science. Mr. Kwan has 15 years of investment experience. He is responsible for the fixed income portfolio management and trading groups. He also specializes in fixed income derivative enhancement strategies. Mr. Kwan was previously responsible for management of $3.7 billion Enhanced Asset Allocation Fund for Mellon Capital. He has been with Mellon Capital for 15 years.

Lowell J. Bennett, CFA, is a Director, Fixed Income Strategist at Mellon Capital. Mr. Bennett holds a B.S.I.E. and a M.B.A. from Stanford University. Mr. Bennett has 18 years of finance and investment experience. He is responsible for the development and implementation of active fixed income strategies. He provides fixed income knowledge and expertise to management of fixed income portfolios and enhanced strategies. Prior to joining Mellon Capital, was a fixed income strategist at Merrill Lynch. Mr. Bennett has been with Mellon Capital for 8 years.

The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of securities in the Fund.

JNL/MELLON CAPITAL MANAGEMENT ENHANCED S&P 500 STOCK INDEX FUND (formerly the JNL/Curian Enhanced S&P 500 Stock Index Fund)

INVESTMENT OBJECTIVE. The investment objective of the JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund is to exceed the performance of the S&P 500 Index by tilting towards stocks having higher expected return while maintaining overall index characteristics.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of large- and medium-capitalization U.S. companies. At least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) will be invested, under normal circumstances, in stocks. The Fund owns a large number of stocks within the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index). Within each sector, the Fund overweights stocks that the sub-adviser regards as attractive and underweights or does not hold stocks that the sub-adviser determines to be unattractive. By so doing, the Fund seeks returns that exceed those of the S&P 500 Index over the long-term while maintaining overall index characteristics.

In managing the JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund, the sub-adviser generally employs a three-step process:

     (i) Based on quantitative research, the sub-adviser takes a comprehensive look at a company's fundamentals. This approach is designed to provide insight into a company's cashflow prospects relative to its stock price.

     (ii) The research findings allow the sub-adviser to rank the companies in each sector according to their attractiveness based on valuation, earnings quality and other characteristics determined by the research process.

     (iii)The sub-adviser buys and sells stocks for the Fund based on the ranking arising from the comprehensive quantitative model.

The Fund may invest in derivative securities to manage cash flows and equitize dividend accruals.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o DERIVATIVES RISK. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities, asset-backed securities and exchange traded funds, involves special risks. The Fund's sub-adviser must choose the correct derivatives exposure versus the underlying assets to be hedged in order to realize the desired results from the investment. The derivatives purchased are priced on the index that the sub-adviser is tracking. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of derivatives that do not correlate with price movements in the rest of the portfolio.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid securities markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o INVESTING RISK ARISING FROM JUDGMENT ON VALUATION. The valuation approach that is inherent to the quantitative process carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the returns since the inception of the Fund. The table shows the Fund's returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

As of February 18, 2004, Mellon Capital Management Corporation ("Mellon Capital") replaced Curian Capital, LLC (Curian) as the sub-adviser to this Fund. Prior to December 15, 2003, J.P. Morgan Investment Management, Inc. was sub-adviser to this Fund. Returns shown reflect the results achieved by prior sub-advisers.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31
-11.38%           -11.78%           -24.94%          29.09%            11.27%
[insert chart]
2000              2001              2002             2003              2004

In the periods shown in the chart, the Fund's highest quarterly return was 15.58% (2nd quarter of 2003) and its lowest quarterly return was -17.77% (3rd quarter of 2002).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
------------------------------------------------------- ------------------- ------------------ --------------------
                                                              1 year             5 year           Life of Fund*
------------------------------------------------------- ------------------- ------------------ --------------------
JNL/Mellon Capital Management Enhanced S&P 500 Stock
Index Fund (Class A)                                            11.27%            -3.36%             -1.84%
S&P 500 Index                                                   10.88%            -2.29%             -0.28%
------------------------------------------------------- ------------------- ------------------ --------------------

The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.
* The Fund began operations on May 16, 1999.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------ --------------------------
                                                                                                    CLASS A
------------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------------ --------------------------
Management/Administrative Fee*                                                                      0.56%
------------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------------ --------------------------
12b-1 Service Fee                                                                                   0.20%
------------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------------ --------------------------
Other Expenses                                                                                      0.01%
------------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------------ --------------------------
Total Fund Annual Operating Expenses                                                                0.77%
------------------------------------------------------------------------------------------ --------------------------

* A reduction in the advisory fee took place on February 17, 2004. These estimates are based on the Fund's actual operating expenses for its most recently completed fiscal year, as adjusted for contractual changes.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

-------------------------------------------------------------------------------------- -----------------------
EXPENSE EXAMPLE                                                                               CLASS A
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
1 Year                                                                                          $79
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
3 Years                                                                                        $246
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
5 Years                                                                                        $428
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
10 Years                                                                                       $954
-------------------------------------------------------------------------------------- -----------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. In general, the sub-adviser buys stocks that it identifies as attractive based on the quantitative model and considers selling them when they get unattractive. The model itself is subject to change based on the findings and insights of the research group in Mellon Capital. Under normal market conditions, the Fund holds approximately 200-350 stocks and limits each stock's weight in the portfolio to be within +/- 1.0% of its weight in the S&P 500 Index.

CASH POSITIONS. To effectively manage cash inflows and outflows, the Fund will maintain a cash position primarily consisting of shares of other money market mutual funds. The Fund may also invest to some degree in money market instruments.

TEMPORARY DEFENSIVE POSITION. The Fund may invest up to 100% of its assets in investment-grade, short-term fixed-income securities during severe market downturns. During any period in which the Fund employs such a temporary defensive strategy, it will not be pursuing, and will not achieve, its investment objective.

DERIVATIVES. The Fund may use derivative instruments, such as futures contracts, options, forward currency contracts, swaps and exchange traded funds, for hedging and risk management, I.E., to establish or adjust exposure to the equities market. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's sub-adviser must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

A Fund's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund is Mellon Capital Management Corporation (Mellon Capital), located at 595 Market Street, Suite 3000, San Francisco, California 94105. Mellon Capital is a wholly owned subsidiary of Mellon Financial Corporation, a publicly traded financial and bank holding company.

Mellon Capital supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund's investment securities. Mellon Capital utilizes teams of investment professionals acting together to manage the assets of the Fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolio as they deem appropriate in the pursuit of the Fund's investment objectives. The manager of the team who is primarily responsible for the day-to-day management of the Fund's portfolio is:

Warren Chiang, CFA is a Director, Enhanced Equity Portfolio Management at Mellon Capital. Mr. Chiang has a B.A. from University of California at Berkeley. Mr. Chiang has 10 years of investment experience. He heads a team of portfolio managers covering enhanced and active equity funds. Mr. Chiang is responsible for refinement and implementation of the equity portfolio management process. Prior to joining Mellon Capital, was a research associate for Pacific Basin Studies at the Federal Reserve in San Francisco. Mr. Chiang has been with Mellon Capital for 9 years.

The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of securities in the Fund.

JNL/OPPENHEIMER GLOBAL GROWTH FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Oppenheimer Global Growth Fund is to seek capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund attempts to achieve its objective by investing primarily in common stocks of companies in the U.S and foreign countries. The Fund can invest without limit in foreign securities and can invest in any country, including countries with developed or emerging markets. However, the Fund currently emphasizes investments in developed markets such as the United States, Western European countries and Japan. The Fund does not limit its investments to companies in a particular capitalization range, but currently focuses its investments in mid-capitalization and large-capitalization companies.

The Fund is not required to allocate its investments in any set percentages in any particular countries. As a fundamental policy, the Fund normally will invest in at least three countries (one of which may be the United States). Typically, the Fund invests in a number of different countries.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o MID-CAP INVESTING RISK. The stock prices of mid-capitalization companies may tend to fluctuate more widely than those of larger, more established companies. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o EMERGING MARKET RISK. Foreign investment risk may be particularly high to the extent that the Fund invests in emerging market securities of issuers based in countries with developing economies. These securities may present market, credit, currency liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries.

     o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

     o INDUSTRY FOCUS RISK. At times the Fund may increase the relative emphasis of its investments in a particular industry. Stocks of issuers in a particular industry are subject to changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry more than others. To the extent that the Fund has greater emphasis on investments in a particular industry, its share values may fluctuate in response to events affecting that industry.

     o CYCLICAL OPPORTUNITIES RISK. The Fund may also seek to take advantage of changes in the business cycle by investing in companies that are sensitive to those changes if the portfolio manager believes they have growth potential. The Fund might sometimes seek to take tactical advantage of short-term market movements or events affecting particular issuers or industries. There is a risk that if the event does not occur as expected, the value of the stock could fall, which in turn could depress the Fund's share prices. Cyclical stocks in which the Fund may invest tend to increase in value more quickly during economic upturns than non-cyclical stocks, but they also tend to lose value more quickly in economic downturns. These companies may have relatively weak balance sheets and, during economic downturns, they may have insufficient cash flow to pay their debt obligations and difficulty finding additional financing needed for their operations.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31
-22.33%           40.56%            17.93%
[insert chart]
2002              2003              2004

In the period shown in the chart, the Fund's highest quarterly return was 20.48% (2nd quarter of 2003) and its lowest quarterly return was -18.48% (3rd quarter of 2002).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
-------------------------------------------------------------------- ------------------------- -------------------
                                                                              1 year             Life of Fund*
-------------------------------------------------------------------- ------------------------- -------------------
JNL/Oppenheimer Global Growth Fund (Class A)                                  17.93%                  4.93%
Morgan Stanley Capital International World Index                              14.72%                  1.89%
-------------------------------------------------------------------- ------------------------- -------------------

The Morgan Stanley Capital International World Index is a broad-based, unmanaged index.
* The Fund began operations on May 1, 2001.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------- ----------------------
                                                                                                      CLASS A
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Management/Administrative Fee                                                                          0.85%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
12b-1 Service Fee                                                                                      0.20%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Other Expenses                                                                                         0.01%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Total Fund Annual Operating Expenses                                                                   1.06%
---------------------------------------------------------------------------------------------- ----------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                                CLASS A
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
1 Year                                                                                           $108
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
3 Years                                                                                          $337
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
5 Years                                                                                          $585
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
10 Years                                                                                       $1,294
------------------------------------------------------------------------------------- --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. SECURITY SELECTION CRITERIA. In selecting securities for the Fund, the Fund's portfolio manager looks primarily for foreign and U.S. companies with high growth potential. The portfolio manager uses fundamental analysis of a company's financial statements, management structure, operations and product development, and considers factors affecting the industry of which the issuer is part. The portfolio manager considers overall and relative economic conditions in U.S. and foreign markets, and seeks broad portfolio diversification in different countries to help moderate the special risks of foreign investing. The portfolio manager currently focuses on the factors below (which may vary in particular cases and may change over time), looking for:

     o Stocks of small-, medium- and large-capitalization growth-oriented companies worldwide,

     o    Companies that stand to benefit from global growth trends,

     o Businesses with strong competitive positions and high demand for their products or services,

     o Cyclical opportunities in the business cycle and sectors or industries that may benefit from those opportunities.

In applying these and other selection criteria, the portfolio manager considers the effect of worldwide trends on the growth of various business sectors. The trends, or global "themes," currently considered include development of new technologies, corporate restructuring, the growth of mass affluence and demographic changes.

TEMPORARY DEFENSIVE POSITION. For temporary, defensive purposes, the Fund can invest up to 100% of its assets in temporary defensive investments. These would ordinarily be U.S. government securities, highly-rated commercial paper, bank deposits or repurchase agreements. For cash management purposes, the Fund can hold cash equivalents such as commercial paper, repurchase agreements, Treasury bills and other short-term U.S. government securities. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risk and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/Oppenheimer Global Growth Fund is OppenheimerFunds, Inc. ("Oppenheimer"), located at Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Oppenheimer is wholly owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company.

Effective August 1, 2004, the portfolio managers of the Fund are William Wilby and Rajeev Bhaman. They are the persons principally responsible for the day-to-day management of the Fund's portfolio. Mr. Wilby has been Vice President of the Fund since October 2002 and Senior Vice President of Oppenheimer since July 1994. Mr. Wilby is a graduate of the United States Military Academy and holds an M.A. and Ph.D. in international economics from the University of Colorado. He has earned the right to use the Chartered Financial Analyst designation. Mr. Bhaman has been a Vice President of the Fund since August 2004 and Vice President of Oppenheimer since January 1997. Prior to joining Oppenheimer in 1996, Mr. Bhaman was employed at Barclays de Zoete Wedd Inc., concentrating on Asian research and research sales. Mr. Bhaman holds a B.A. and an M.B.A. from Cornell University as well as an M.B.A. in International Business from Katholieke Universiteit te Leuven in Belgium. He has earned the right to use the Chartered Financial Analyst designation.

The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of securities in the Fund.

JNL/OPPENHEIMER GROWTH FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Oppenheimer Growth Fund is to seek capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund invests mainly in common stocks of "growth companies." The Fund currently focuses on stocks of companies having, at the time of purchase a large capitalization (currently more than $12 billion) or mid-capitalization ($2 billion to $12 billion), but this focus could change over time as well as the companies the Fund considers to be currently large- and mid-capitalization. The Fund can invest in domestic companies and foreign companies, although most of its investments are in stocks of U.S. companies.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o MID-CAP INVESTING RISK. The prices of stocks of mid-capitalization companies may fluctuate more widely than those of larger, more established companies. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31
-25.29%           17.78%            4.23%
[insert chart]
2002              2003              2004

In the period shown in the chart, the Fund's highest quarterly return was 9.65% (2nd quarter of 2003) and its lowest quarterly return was -11.36% (3rd quarter of 2002).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
-------------------------------------------------------------------- ------------------------ --------------------
                                                                             1 year              Life of Fund*
-------------------------------------------------------------------- ------------------------ --------------------
JNL/Oppenheimer Growth Fund (Class A)                                          4.23%                -3.91%
S&P 500 Index                                                                 10.88%                 0.46%
-------------------------------------------------------------------- ------------------------ --------------------

The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.
* The Fund began operations on May 1, 2001.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)]
---------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------- -----------------------
                                                                                                     CLASS A
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Management/Administrative Fee                                                                         0.80%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
12b-1 Service Fee                                                                                     0.20%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Other Expenses                                                                                        0.01%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Total Fund Annual Operating Expenses                                                                  1.01%
--------------------------------------------------------------------------------------------- -----------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

--------------------------------------------------------------------------------------- ------------------------
EXPENSE EXAMPLE                                                                                 CLASS A
--------------------------------------------------------------------------------------- ------------------------
--------------------------------------------------------------------------------------- ------------------------
1 Year                                                                                            $103
--------------------------------------------------------------------------------------- ------------------------
--------------------------------------------------------------------------------------- ------------------------
3 Years                                                                                           $322
--------------------------------------------------------------------------------------- ------------------------
--------------------------------------------------------------------------------------- ------------------------
5 Years                                                                                           $558
--------------------------------------------------------------------------------------- ------------------------
--------------------------------------------------------------------------------------- ------------------------
10 Years                                                                                        $1,236
--------------------------------------------------------------------------------------- ------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. SECURITY SELECTION CRITERIA. The Fund portfolio manager looks for high-growth companies. The portfolio manager focuses on factors that may vary in particular cases and over time in seeking broad diversification of the Fund's portfolio among industries and market sectors. Currently the portfolio manager looks for:

     o    Companies that are established and well-known in the marketplace

     o    Companies with above-average earnings growth

     o Companies in high-growth market sectors that are leaders within their sectors

     o Growth rates that the portfolio manager believes may be sustainable over time.

TEMPORARY DEFENSIVE POSITION. In times of unstable adverse market or economic conditions, the Fund can invest up to 100% of its assets in temporary defensive investments. Generally they would be cash equivalents, money market instruments, short-term debt securities, U.S. government securities, or repurchase agreements and may include other investment-grade debt securities. The Fund could also hold these types of securities pending the investment of proceeds from the sale of Fund's shares or portfolio securities or to meet anticipated redemptions of Fund shares. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risk and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/Oppenheimer Growth Fund is OppenheimerFunds, Inc. ("Oppenheimer"), located at Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Oppenheimer is wholly owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company.

The portfolio manager of the Fund is David Poiesz, who is the person primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Poiesz has been Vice President of the Fund and Senior Vice President of Oppenheimer since June 2004. Prior to joining Oppenheimer, Mr. Poiesz was a senior portfolio manager at Merrill Lynch from 2002 to 2004. In addition, Mr. Poiesz was a founding partner of River Rock, a tech-oriented hedge fund from 1999 to 2001 and a portfolio manager at Jennison Associates from 1992-1999.

The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed, and ownership of securities in the Fund.

JNL/PIMCO TOTAL RETURN BOND FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/PIMCO Total Return Bond Fund is to realize maximum total return, consistent with the preservation of capital and prudent investment management.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio of investment-grade fixed-income investments of U.S. and foreign issuers such as government, corporate, mortgage- and other asset-backed securities and cash equivalents. For purposes of satisfying the 80% requirement, the Fund may also invest in derivative instruments that have economic characteristics similar to the fixed income instruments mentioned above. The average portfolio duration of the Fund normally varies within a three- to six-year time frame based on the sub-adviser's forecast for interest rates.

The Fund may invest up to 10% of its assets in high-yield securities ("junk bonds") rated B or higher by Moody's or S&P or, if unrated, determined by the sub-adviser to be of comparable quality. The Fund may invest up to 30% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a Fund of purchase and sale contracts or by using other investment techniques (such as buybacks or dollar rolls). The "total return" sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Consistent with the Fund's investment policies, the Fund may invest in "Fixed Income Instruments", which as used in this prospectus includes:

     o securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");

     o corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;

     o    mortgage-backed and other asset-backed securities;

     o    inflation-indexed bonds issued both by governments and corporations;

     o    structured   notes,   including   hybrid  or   "indexed"   securities,
          event-linked bonds and loan participations;

     o    delayed funding loans and revolving credit facilities;

     o bank certificates of deposit, fixed time deposits and bankers' acceptances;

     o    repurchase agreements and reverse repurchase agreements;

     o debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;

     o obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and

     o    obligations of international agencies or supranational entities.

The Fund may invest in derivatives based on Fixed Income Instruments.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. The market price of securities owned by a Fund may fluctuate, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

          For bonds, market risk includes credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of a security will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise causing the value of bonds, including those held by the Fund, to fall. A broad-based market drop also may cause a bond's price to fall.

     o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that the Fund invests in bonds issued by a foreign government, the Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

     o EMERGING MARKET RISK. Foreign investment risk may be particularly high to the extent that the Fund invests in emerging market securities of issuers based in countries with developing economies. These securities may present market, credit, currency liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions (or inaction) of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o DERIVATIVES RISK. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's sub-adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31
-0.26%            11.75%     9.52%      8.85%       4.78%        4.45%
[insert chart]
1999              2000       2001       2002        2003         2004

In the period shown in the chart, the Fund's highest quarterly return was 6.14% (3rd quarter of 2001) and its lowest quarterly return was -2.32% (2nd quarter of 2004).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
----------------------------------------------------------- ---------------------- ---------------- -----------------
                                                                   1 year              5 year        Life of Fund*
----------------------------------------------------------- ---------------------- ---------------- -----------------
JNL/PIMCO Total Return Bond Fund (Class A)                          4.45%               7.82%            6.49%
Lehman Brothers Aggregate Bond Index                                4.33%               7.70%            6.37%
----------------------------------------------------------- ---------------------- ---------------- -----------------

The Lehman Brothers Aggregate Bond Index is a broad-based, unmanaged index.
* The Fund began operations on March 2, 1998.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------- -----------------------
                                                                                                     CLASS A
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Management/Administrative Fee                                                                         0.60%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
12b-1 Service Fee                                                                                     0.20%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Other Expenses                                                                                        0.01%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Total Fund Annual Operating Expenses                                                                  0.81%
--------------------------------------------------------------------------------------------- -----------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

-------------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                                 CLASS A
-------------------------------------------------------------------------------------- --------------------------
-------------------------------------------------------------------------------------- --------------------------
1 Year                                                                                             $83
-------------------------------------------------------------------------------------- --------------------------
-------------------------------------------------------------------------------------- --------------------------
3 Years                                                                                           $259
-------------------------------------------------------------------------------------- --------------------------
-------------------------------------------------------------------------------------- --------------------------
5 Years                                                                                           $450
-------------------------------------------------------------------------------------- --------------------------
-------------------------------------------------------------------------------------- --------------------------
10 Years                                                                                        $1,002
-------------------------------------------------------------------------------------- --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The Fund seeks to consistently add value relative to the Lehman Brothers Aggregate Bond Index, while keeping risk equal to or less than that index. In managing the Fund, the sub-adviser generally makes investment decisions based on its view of longer-term (three- to five-year) trends and non-economic factors that may affect interest rates, while seeking to maintain a portfolio duration that approximates that of the Lehman Brothers Aggregate Bond Index.

The Fund may invest in a wide variety of taxable fixed-income securities, including convertible securities, fixed- and floating-rate loans and loan participations. The Fund may also invest in repurchase agreements, reverse repurchase agreements, and dollar rolls. The Fund may invest all of its assets in mortgage- or other asset-backed securities, zero coupon bonds or strips.

WHEN-ISSUED SECURITIES. The Fund may invest in when-issued and delayed-delivery securities. Actual payment for and delivery of such securities does not take place until some time in the future, I.E., beyond normal settlement. The purchase of these securities will result in a loss if their value declines prior to the settlement date. This could occur, for example, if interest rates increase prior to settlement.

LOWER-RATED SECURITIES. The Fund may invest in high-yield, high-risk, fixed-income securities, commonly known as "junk bonds." These are debt securities rated BB or lower by S&P or Ba or lower by Moody's, or unrated securities deemed by the sub-adviser to be of comparable quality. Lower-rated securities generally involve a higher risk of default than higher-rated ones.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/PIMCO Total Return Bond Fund is Pacific Investment Management Company LLC ("PIMCO"), a Delaware limited liability company, is a majority-owned subsidiary of Allianz Global Investors of America L.P., ("AGI LP"). Allianz Aktiengesellschaft ("Allianz AG") is the indirect majority owner of AGI LP. Allianz AG is a European-based, multinational insurance and financial services holding company. Pacific Life Insurance Company holds an indirect minority interest in AGI

William H. Gross, CFA, managing director, portfolio manager, and chief investment officer, was a founding partner of PIMCO in 1971. Mr. Gross has had responsibility for the day-to-day management of the Fund since the inception of the Fund. Mr. Gross has thirty-five years of investment experience and is the author of BILL GROSS ON INVESTING. Mr. Gross has a bachelor's degree from Duke University and an MBA from the UCLA Graduate School of Business.

The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed, and ownership of securities in the Fund.

REGULATORY INQUIRIES AND PENDING LITIGATION

On February 12, 2004, the staff of the Securities and Exchange Commission (the "Commission") informed PA Fund Management LLC (formerly, PIMCO Advisors Fund Management LLC) ("PA Fund Management") and PEA Capital LLC ("PEA"), two entities that are affiliated, through common ownership, with Pacific Investment Management Company LLC ("PIMCO"), which serves as sub-adviser to the JNL/PIMCO Total Return Bond Fund (the "Fund"), that it intended to recommend that the Commission bring civil and administrative actions against PA Fund Management and PEA seeking a permanent injunction against violations of certain provisions of the federal securities laws, disgorgement plus prejudgment interest and civil penalties in connection with the Commission staff's investigation of "market timing" and related trading activities in certain series of PIMCO Funds:
Multi-Manager Series ("MMS Funds") , for which PEA serves as sub-adviser. On February 17, 2004, the Attorney General of the State of New Jersey filed a complaint alleging, among other things, that PEA, PIMCO, PA Distributors LLC ("PAD") and Allianz Dresdner Asset Management of America L.P. ("ADAM"), the parent company of PEA, PIMCO, PAD and PIMCO Advisors Fund Management, had failed to disclose that they improperly allowed certain hedge funds to engage in "market timing" in certain series of the PIMCO Funds: Pacific Investment Management Series ("PIMS Funds"), for which PIMCO serves as investment adviser, and in certain series of the MMS Funds. The complaint seeks injunctive relief, civil monetary penalties, restitution and disgorgement of profits. On May 6, 2004, the SEC filed a complaint in the U.S. District Court in the Southern District of New York alleging that PA Fund Management, PEA, PAD, Stephen J. Treadway (the chief executive officer of PA Fund Management and PAD as well as chairman of the Board of Trustees of the MMS Funds) and Kenneth W. Corba (the former chief executive officer of PEA and former portfolio manager of certain MMS Funds) had, among other things, violated and/or aided and abetted violations of, various antifraud provisions of the federal securities laws in connection with the alleged "market timing" arrangements discussed above. The complaint seeks injunctive relief, disgorgement plus pre-judgment interest, monetary penalties, and an order permanently enjoining the defendants from serving as investment advisers, principal underwriters, officers, directors, or members of any advisory boards to any registered investment companies.

If the New Jersey Attorney General or the Commission were to obtain a court injunction against PA Fund Management, PEA, PAD, PIMCO, ADAM and/or Mr. Treadway, they and their affiliates would, in the absence of exemptive relief granted by the Commission, be barred from serving as an investment adviser/sub-adviser or principal underwriter for any registered investment company, including the Fund. In such a case, PA Fund Management, PEA, PAD, PIMCO and ADAM would in turn seek exemptive relief from the Commission, as contemplated by the Investment Company Act of 1940, as amended, although there is no assurance that such exemptive relief would be granted. The Commission also has the power by order to prohibit PA Fund Management, PEA, PAD and PIMCO from serving as investment advisers and underwriters, although to date it has not exercised such powers with respect to market timing arrangements involving other mutual fund complexes.

In November 2003, the Commission settled an enforcement action against a broker-dealer not affiliated with PIMCO or the Fund, relating to the undisclosed receipt of fees from certain mutual fund companies in return for preferred marketing of their funds, and announced that it would be investigating mutual funds and their distributors generally with respect to compensation arrangements relating to the sale of mutual fund shares. In that connection, PIMCO, PAD and other affiliates are under investigation by the Commission relating to revenue-sharing arrangements and the use of brokerage commissions to recognize brokers effecting sales of the series of the PIMS Funds and MMS Funds (collectively, the "PIMCO Funds"). In addition, the Attorney General of the State of California has publicly announced an investigation into the PIMCO Funds' brokerage recognition and revenue-sharing arrangements.

Since February 2004, PIMCO, PAD, PA Fund Management, PEA and certain of their affiliates, the PIMCO Funds, PIMCO Variable Insurance Trust ("PVIT"), for which PIMCO serves as investment adviser, and the Trustees of PIMCO Funds and PVIT have been named as defendants in multiple lawsuits filed in U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the PIMCO Funds during specified periods or as derivative actions on behalf of the PIMCO Funds. The lawsuits generally relate to the same facts that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution. PIMCO believes that other similar lawsuits may be filed in federal or state courts naming as defendants ADAM, PIMCO, PAD, PA Fund Management, PEA, and/or their affiliates, PVIT, PIMCO Funds, and the Trustees of PIMCO Funds.

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had dismissed Pacific Investment Management Company LLC from a complaint filed by the New Jersey Attorney General on February 17, 2004, and that it had entered into a settlement agreement (the "New Jersey Settlement") with Allianz Global Investors of America L.P. ("AGI", formerly known as Allianz Dresdner Asset Management of America L.P.) (PIMCO's parent company), PEA Capital LLC (another investment adviser owned by AGI)( "PEA") and PA Distributors LLC ("PAD") (a broker-dealer owned by AGI), inc onnection with the same matter. In the New Jersey Settlement, AGI, PEA and PAD neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes. The complaint relating to the New Jersey Settlement alleged, among other things, that AGI, PEA and PAD had failed to disclose that they improperly allowed certain hedge funds to engage in "market timing" in certain funds. The complaint sought injunctive relief, civil monetary penalties, restitution and disgorgement of profits.

Since February 2004, PIMCO, PAD, AGI, and certain other parties have been named as defendants in a total of 14 lawsuits filed in U.S. District Court in one of the following: the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern "market timing," and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; the remaining four lawsuits concern "revenue sharing" with brokers offering "shelf space" and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of mutual funds managed or distributed by PIMCO and its affiliates during specified periods or as derivative actions on behalf of the funds. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

Under Section 9(a) of the Investment Company Act of 1940, as amended ("1940 Act"), if the New Jersey Settlement or any of the lawsuits described above were to result in a court injunction against AGI, PEA, PAD and/or their affiliates, PIMCO could, in the absence of exemptive relief granted by the SEC, be barred from serving as an investment adviser to any registered investment company, including the Funds. In connection with an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a), PEA, PAD, AGI and certain of their affiliates (including PIMCO) (together, the "Applicants") have sought exemptive relief from the SEC under Section 9(c) of the 1940 Act. The SEC has granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action ont heir application for a permanent order. There is no assurance that the SEC will issue a permanent order.

None of the allegations concerning PIMCO or its affiliates relate to the Fund. It is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Fund. However, PIMCO believes that these matters are not likely to have a material adverse effect on the Fund or on PIMCO's ability to perform its investment advisory services to the Fund.

The foregoing speaks only as of the date of this prospectus. While there may be additional litigation or regulatory developments in connection with the matters discussed above, the foregoing disclosure of litigation and regulatory matters will be updated only if those developments are material.

JNL/PUTNAM EQUITY FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Putnam Equity Fund is long-term capital growth.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of common stock of domestic, large-capitalization companies. At least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) will be invested, under normal circumstances, in equity securities. However, the Fund may also invest in preferred stocks, bonds, convertible preferred stock and convertible debentures if the sub-adviser believes that they offer the potential for capital appreciation. The Fund may invest a portion of its assets in foreign securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a stock's price to fall.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31
26.81%        21.88%   34.93%  29.41%  -17.85%  -25.01%  -24.10%  27.23%  13.04%
[insert chart]
1996          1997     1998    1999    2000     2001     2002     2003    2004

In the periods shown in the chart, the Fund's highest quarterly return was 24.99% (4th quarter of 1998) and its lowest quarterly return was -20.21% (1st quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
---------------------------------------------------------- ------------------ ------------------ -----------------
                                                                1 year             5 year         Life of Fund*
---------------------------------------------------------- ------------------ ------------------ -----------------
JNL/Putnam Equity Fund (Class A)                                13.04%             -7.62%             9.08%
S&P 500 Index                                                   10.88%             -2.29%            10.81%
---------------------------------------------------------- ------------------ ------------------ -----------------

The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a
widely recognized, unmanaged index of common stock prices.
* The Fund began operations on May 15, 1995. Prior to May 1, 1997, the Fund was managed by
Phoenix Investment Counsel, Inc.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------- ---------------------
                                                                                                      CLASS A
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Management/Administrative Fee*                                                                          0.78%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
12b-1 Service Fee                                                                                       0.20%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Other Expenses                                                                                          0.01%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Total Fund Annual Operating Expenses                                                                    0.99%
----------------------------------------------------------------------------------------------- ---------------------

*This reflects a reduction in the advisory fee that took place on May 1, 2004. These estimates are based on the Fund's actual operating expenses for its most recently completed fiscal year, as adjusted for contractual changes.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------- -------------------------
EXPENSE EXAMPLE                                                                               CLASS A
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
1 Year                                                                                          $101
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
3 Years                                                                                         $315
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
5 Years                                                                                         $547
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
10 Years                                                                                      $1,213
------------------------------------------------------------------------------------- -------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The Fund may invest any amount or proportion of its assets in any class or type of security believed by the sub-adviser to offer potential for capital appreciation over both the intermediate and long-term.

DERIVATIVES. The Fund may use derivative instruments, such as financial futures contracts and options, for hedging and risk management. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's sub-adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

TEMPORARY DEFENSIVE POSITION. For temporary, defensive purposes, when the sub-adviser believes other types of investments are advantageous on the basis both of risk and protection of capital values, the Fund may invest in fixed-income securities with or without warrants or conversion features and may retain cash, or invest up to all of its assets in cash equivalents. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive position may reduce the potential for appreciation of the Fund's portfolio.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/Putnam Equity Fund is Putnam Investment Management, LLC (Putnam), located at One Post Office Square, Boston, Massachusetts 02109. Putnam has been managing mutual funds since 1937. Putnam is a subsidiary of Putnam Investments Trust, which is owned by Marsh & McLennan Companies, Inc., a publicly traded holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.

The Fund is managed by the U.S. Core Equity Team at Putnam. The team is headed by James C. Wiess, Managing Director and Senior Portfolio Manager on the U.S. Core Equity team. He joined Putnam in 2000, is a CFA charterholder and has 20 years of investment management experience. Prior to that Mr. Wiesswas a Portfolio Manager with JP Morgan Investment Management. Other members of the team include Joshua H. Brooks, Richard P. Cervone and James S. Yu. Mr Brooks is Managing Director and Chief Investment Officer of the U.S. Core Equity team. Mr. Brooks joined Putnam in 2003 and has 19 years of investment industry experience. Prior to coming to Putnam, Mr. Brooks was employed at Delaware Investment Advisors where he was a CIO, Value Investing from 2000 to 2003 and a Senior Portfolio Manager from 1995 to 2000. Mr. Cervone, Senior Vice President, joined Putnam in 1998 and has 7 years of investment experience. Mr. Yu is a Vice President and a Chartered Financial Analyst with 8 years of investment experience. He joined Putnam in 2002.

The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed, and ownership of securities in the Fund.

REGULATORY INQUIRIES AND PENDING LITIGATION

Putnam Management has provided the following information concerning regulatory investigations and proceedings and civil litigation involving it. On April 8, 2004, Putnam Management entered into agreements with the Securities and Exchange Commission (SEC) and the Massachusetts Securities Division representing a final settlement of all charges brought against Putnam Management by those agencies on October 28, 2003 in connection with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. The settlement with the SEC requires Putnam Management to pay $5 million in disgorgement plus a civil monetary penalty of $50 million, and the settlement with the Massachusetts Securities Division requires Putnam Management to pay $5 million in restitution and an administrative fine of $50 million. The settlements also leave intact the process established under an earlier partial settlement with the SEC under which Putnam Management agreed to pay the amount of restitution determined by an independent consultant, which may exceed the disgorgement and restitution amounts specified above, pursuant to a plan to be developed by the independent consultant.

Putnam Management will bear all costs, including restitution, civil penalties and associated legal fees stemming from both of these proceedings. The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties. Based on currently available information, Putnam Management believes that these actions will not likely materially affect its ability to provide investment management services to its clients, including the JNL/Putnam Equity Fund.

JNL/PUTNAM MIDCAP GROWTH FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Putnam Midcap Growth Fund is capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in common stocks of U.S. mid-capitalization companies of a similar size to those in the Russell MidCap(R) Growth Index, with a focus on growth stocks which are stocks whose earnings the sub-adviser believes are likely to grow faster than the economy as a whole.

Small and midsized companies - These companies, some of which may have a market capitalization of less than $1 billion, are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies often trade less frequently and in limited volume, and their prices may fluctuate more than stocks of larger companies. Stocks of small and midsized companies may therefore be more vulnerable to adverse developments than those of larger companies.

The Fund invests mostly in companies of a size similar to those in the Russell Midcap Growth Index. As of the date of this prospectus, the Index was composed of companies having a market capitalization of between $400 million and $19 billion.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth. There is a risk that the market as a whole may not favor the type of investments which the Fund makes.

     o MID-CAPITALIZATION INVESTING RISK. The prices of equity securities of mid-capitalization companies may fluctuate more than equity securities of larger, more-established companies. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

     o DERIVATIVES. The Fund may use derivative instruments, such as financial futures contracts and options, for hedging and risk management. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's sub-adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31
-26.97%           29.32%            33.46%           18.62%
[insert chart]
2001              2002              2003             2004

In the periods shown in the chart, the Fund's highest quarterly return was 24.87% (4th quarter of 2001) and its lowest quarterly return was -32.20% (3rd quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
------------------------------------------------------------------- -------------------------- --------------------
                                                                             1 year               Life of Fund*
------------------------------------------------------------------- -------------------------- --------------------
JNL/Putnam Midcap Growth Fund (Class A)                                       18.62%                 -4.43%
Russell MidCap(R) Growth Index                                                14.82%                 -6.07%
------------------------------------------------------------------- -------------------------- --------------------

The Russell MidCap(R) Growth Index is a broad-based, unmanaged index.
* The Fund began operations on May 1, 2000.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------ --------------------
                                                                                                       CLASS A
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Management/Administrative Fee                                                                            0.85%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
12b-1 Service Fee                                                                                        0.20%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Other Expenses                                                                                           0.01%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Total Fund Annual Operating Expenses                                                                     1.06%
------------------------------------------------------------------------------------------------ --------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

----------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                              CLASS A
----------------------------------------------------------------------------------- --------------------------
----------------------------------------------------------------------------------- --------------------------
1 Year                                                                                         $108
----------------------------------------------------------------------------------- --------------------------
----------------------------------------------------------------------------------- --------------------------
3 Years                                                                                        $337
----------------------------------------------------------------------------------- --------------------------
----------------------------------------------------------------------------------- --------------------------
5 Years                                                                                        $585
----------------------------------------------------------------------------------- --------------------------
----------------------------------------------------------------------------------- --------------------------
10 Years                                                                                     $1,294
----------------------------------------------------------------------------------- --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. FOREIGN SECURITIES. The Fund may also invest in securities of foreign issuers which involve certain special risks. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that the Fund invests in bonds issued by a foreign government, the Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

A Fund's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

PORTFOLIO TURNOVER. The Fund may buy and sell investments relatively often, which involves higher brokerage commissions and other expenses. Active trading also may increase short-term gains and losses, which may affect the taxes you have to pay.

In addition to the main investment strategies described above, the Fund may make other investments, such as investments in preferred stocks, convertible securities, debt instruments and derivatives, which may be subject to other risks, as described in the SAI.

TEMPORARY DEFENSIVE POSITION. At times the sub-adviser may judge that market conditions make pursuing the Fund's usual investment strategies inconsistent with the best interests of the Fund's shareholders. The sub-adviser then may temporarily use alternative strategies that are mainly designed to limit losses, such as investing in high quality money-market securities. However, the sub-adviser may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the Fund to miss out on investment opportunities, and may prevent the Fund from achieving its goal.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/Putnam Midcap Growth Fund is Putnam Investment Management, LLC (Putnam) located at One Post Office Square, Boston, Massachusetts 02109. Putnam has been managing mutual funds since 1937. Putnam is a subsidiary of Putnam Investments Trust, which is owned by Marsh & McLennan Companies, Inc., a publicly traded holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.

The Fund is managed by the Mid Cap Growth team at Putnam. The team is managed by Paul Marrkand and Kevin Divney. Both Mr. Marrkand and Mr. Divney are Managing Directors and Co-Chief Investment Officers of the Mid Cap Growth team. Mr. Marrkand joined Putnam in 1987 and has over 18 years of investment experience. Mr. Divney joined Putnam in 1997 and has 15 years of investment experience.

The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of securities in the Fund.

REGULATORY INQUIRIES AND PENDING LITIGATION

Putnam Management has provided the following information concerning regulatory investigations and proceedings and civil litigation involving it. On April 8, 2004, Putnam Management entered into agreements with the Securities and Exchange Commission (SEC) and the Massachusetts Securities Division representing a final settlement of all charges brought against Putnam Management by those agencies on October 28, 2003 in connection with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. The settlement with the SEC requires Putnam Management to pay $5 million in disgorgement plus a civil monetary penalty of $50 million, and the settlement with the Massachusetts Securities Division requires Putnam Management to pay $5 million in restitution and an administrative fine of $50 million. The settlements also leave intact the process established under an earlier partial settlement with the SEC under which Putnam Management agreed to pay the amount of restitution determined by an independent consultant, which may exceed the disgorgement and restitution amounts specified above, pursuant to a plan to be developed by the independent consultant.

Putnam Management will bear all costs, including restitution, civil penalties and associated legal fees stemming from both of these proceedings. The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties. Based on currently available information, Putnam Management believes that these actions will not likely materially affect its ability to provide investment management services to its clients, including the JNL/Putnam Midcap Growth Fund.

JNL/PUTNAM VALUE EQUITY FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Putnam Value Equity Fund is capital growth, with income as a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objectives by investing primarily in a diversified portfolio of equity securities of domestic, large-capitalization companies. At least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) will be invested, under normal circumstances, in equity securities. For this purpose, equity securities include common stocks, securities convertible into common stock and securities with common stock characteristics, such as rights and warrants. The Fund considers a large-capitalization company to be one that, at the time its securities are acquired by the Fund, has a market capitalization of $4 billion or greater.

The sub-adviser typically selects companies whose stocks have above-average valuations described by dividend yield, price/sale, price/earnings or price/book dividend yields and market prices that it believes are undervalued relative to the normal earning power of the company. Under this approach, the sub-adviser seeks to identify investments where current investor enthusiasm is low, as reflected in their valuations. The sub-adviser typically reduces the Fund's exposure to a company when its stock price approaches, in the sub-adviser's judgment, fair valuation.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in the equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o VALUE INVESTING RISK. With a value approach, there is also the risk that stocks may remain undervalued during a given period, or that a stock judged to be undervalued may in fact be appropriately priced. This may happen because value stocks as a category lose favor with investors compared to growth stocks or because the manager failed to anticipate which stocks or industries would benefit from changing market or economic conditions. A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value or the factors that the manager believes will increase the price of the security do not occur.

     o DERIVATIVES. The Fund may use derivative instruments, such as financial futures contracts and options, for hedging and risk management. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's sub-adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31
24.33%        21.82%  12.48%  -1.04%   6.96%    -6.32%   -19.87%  24.55%  9.76%
[insert chart]
1996          1997    1998    1999     2000     2001     2002     2003    2004

In the periods shown in the chart, the Fund's highest quarterly return was 17.37% (2nd quarter of 2003) and its lowest quarterly return was -17.36% (3rd quarter of 2002).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
------------------------------------------------------ ------------------- -------------------- --------------------
                                                             1 year              5 year            Life of Fund*
------------------------------------------------------ ------------------- -------------------- --------------------
JNL/Putnam Value Equity Fund (Class A)                        9.76%               1.88%                8.87%
S&P 500 Index                                                10.88%              -2.29%               10.81%
------------------------------------------------------ ------------------- -------------------- --------------------

The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a
widely recognized, unmanaged index of common stock prices.
* The Fund began operations on May 15, 1995. Prior to May 1, 1997, the Fund was managed by PPM
America, Inc.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------- ---------------------
                                                                                                      CLASS A
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Management/Administrative Fee*                                                                          0.75%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
12b-1 Service Fee                                                                                       0.20%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Other Expenses                                                                                          0.01%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Total Fund Annual Operating Expenses                                                                    0.96%
----------------------------------------------------------------------------------------------- ---------------------

* A reduction in the advisory fee took place on May 1, 2004. These estimates are based on the Fund's actual operating expenses for its most recently completed fiscal year, as adjusted for contractual changes.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

-------------------------------------------------------------------------------------- ------------------------
EXPENSE EXAMPLE                                                                                CLASS A
-------------------------------------------------------------------------------------- ------------------------
-------------------------------------------------------------------------------------- ------------------------
1 Year                                                                                           $98
-------------------------------------------------------------------------------------- ------------------------
-------------------------------------------------------------------------------------- ------------------------
3 Years                                                                                         $306
-------------------------------------------------------------------------------------- ------------------------
-------------------------------------------------------------------------------------- ------------------------
5 Years                                                                                         $531
-------------------------------------------------------------------------------------- ------------------------
-------------------------------------------------------------------------------------- ------------------------
10 Years                                                                                      $1,178
-------------------------------------------------------------------------------------- ------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITION. At times the sub-adviser may judge that market conditions make pursuing the Fund's usual investment strategies inconsistent with the best interests of the Fund's shareholders. The sub-adviser then may temporarily use alternative strategies that are mainly designed to limit losses, such as investing in high quality money-market securities. However, the sub-adviser may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the Fund to miss out on investment opportunities, and may prevent the Fund from achieving its goal.

FOREIGN SECURITIES. The Fund may also invest in securities of foreign issuers which involve certain special risks. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that the Fund invests in bonds issued by a foreign government, the Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/Putnam Value Equity Fund is Putnam Investment Management, LLC (Putnam), located at One Post Office Square, Boston, Massachusetts 02109. Putnam has been managing mutual funds since 1937. Putnam is a subsidiary of Putnam Investments Trust, which is owned by Marsh & McLennan Companies, Inc., a publicly traded holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.

The Fund is managed by the Large Cap Value team at Putnam. Ronald J. Bukovac
(RJ), and Michael J. Abata are co-lead managers of the Fund. They report to Joshua H. Brooks, CIO of Core Equities at Putnam. Mr. Bukovac is a Managing Director and Portfolio Manager on the Large Cap Value Equity Team. Mr. Bukovac is a member of the team that manages Large Cap Value Equity institutional portfolios. Mr. Bukovac joined Putnam in 1997. He is a CFA charterholder and Certified Public Accountant with over 16 years of investment industry experience. Before joining Putnam, Mr. Bukovac was a Senior Manager of the Valuation Services Group for Price Waterhouse, LLP. Mr. Abata is a Senior Vice President and Portfolio Manager on the Large Cap Value team. Mr. Abata is a member of the teams that manage Large Cap Value and Structured Equity institutional portfolios. Additionally, he is a Portfolio Member on the New Value Fund and the Structured Equity team. Mr. Abata joined Putnam in 1997. He is a CFA charterholder and holds a series 3 license with the NASD. Mr. Abata has over 12 years of investment industry experience. Before joining Putnam, Mr. Abata was an Assistant Vice President and Quantitative Analyst with Alliance Capital Management.

The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of securities in the Fund.

REGULATORY INQUIRIES AND PENDING LITIGATION

Putnam Management has provided the following information concerning regulatory investigations and proceedings and civil litigation involving it. On April 8, 2004, Putnam Management entered into agreements with the Securities and Exchange Commission (SEC) and the Massachusetts Securities Division representing a final settlement of all charges brought against Putnam Management by those agencies on October 28, 2003 in connection with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. The settlement with the SEC requires Putnam Management to pay $5 million in disgorgement plus a civil monetary penalty of $50 million, and the settlement with the Massachusetts Securities Division requires Putnam Management to pay $5 million in restitution and an administrative fine of $50 million. The settlements also leave intact the process established under an earlier partial settlement with the SEC under which Putnam Management agreed to pay the amount of restitution determined by an independent consultant, which may exceed the disgorgement and restitution amounts specified above, pursuant to a plan to be developed by the independent consultant.

Putnam Management will bear all costs, including restitution, civil penalties and associated legal fees stemming from both of these proceedings. The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties. Based on currently available information, Putnam Management believes that these actions will not likely materially affect its ability to provide investment management services to its clients, including the JNL/Putnam Value Equity Fund.

JNL/SALOMON BROTHERS HIGH YIELD BOND FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Salomon Brothers High Yield Bond Fund is to maximize current income. As a secondary objective, the Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The JNL/Salomon Brothers High Yield Bond Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in high-yield, high-risk debt securities, commonly referred to as "junk bonds" and related investments. The Fund may also invest in securities of foreign issuers. To the extent that the Fund invests in emerging market debt, this will be considered as an investment in a high-yield security for purposes of the 80% investment minimum. In light of the risks associated with such securities, the sub-adviser takes various factors into consideration in evaluating the creditworthiness of an issuer. For corporate debt securities, these typically include the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of the issuer, and the experience and track record of the issuer's management. For sovereign debt instruments, these typically include the economic and political conditions within the issuer's country, the issuer's overall and external debt levels and debt service ratios, the issuer's access to capital markets and other sources of funding, and the issuer's debt service payment history. The sub-adviser also reviews the ratings, if any, assigned to the security by any recognized rating agencies, although the sub-adviser's judgment as to the quality of a debt security may differ from that suggested by the rating published by a rating service. The Fund's ability to achieve its investment objectives may be more dependent on the sub-adviser's credit analysis than would be the case if it invested in higher quality debt securities.

In pursuing the Fund's secondary objective of capital appreciation, the sub-adviser looks for those companies that the sub-adviser believes have the highest potential for improving credit fundamentals.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in fixed-income securities, it is subject to market risk. For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

          To the extent the Fund invests in the equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that the Fund invests in bonds issued by a foreign government, the Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

     o EMERGING MARKET RISK. Many emerging market countries in which the Fund invests have markets that are less liquid and more volatile than markets in the U.S. and other developed countries. There is also less information available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S.

     o HIGH-YIELD/HIGH-RISK BONDS. Lower-rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

     o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

Effective October 4, 2004, the Fund was combined with JNL/PPM America High Yield Bond Fund, with the Fund as the surviving Fund. The performance shown is the Fund's historic performance and does not reflect the performance of the JNL/PPM America High Yield Bond Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31
-1.76%   -4.67%   5.33%    5.76%    25.79%  8.22%
[insert chart]
1999     2000     2001     2002     2003    2004

In the period shown in the chart, the Fund's highest quarterly return was 8.83% (2nd quarter of 2003) and its lowest quarterly return was -3.60% (3rd quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
------------------------------------------------------------- ----------------- ------------------ ------------------
                                                                   1 year            5 year          Life of Fund*
------------------------------------------------------------- ----------------- ------------------ ------------------
JNL/Salomon Brothers High Yield Bond Fund (Class A)                  8.22%            7.64%               5.46%
Citigroup High Yield Index                                          10.79%            7.21%               5.59%
------------------------------------------------------------- ----------------- ------------------ ------------------

The CitigroupHigh Yield Index is a broad-based, unmanaged index.
* The Fund began operations on March 2, 1998.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------- ----------------------
                                                                                                      CLASS A
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Management/Administrative Fee*                                                                         0.60%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
12b-1 Service Fee                                                                                      0.20%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Other Expenses                                                                                         0.01%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Total Fund Annual Operating Expenses                                                                   0.81%
---------------------------------------------------------------------------------------------- ----------------------

* Effective October 4, 2004, the JNL/Salomon Brothers High Yield Bond Fund fees were changed to reflect the fees of the JNL/PPM America High Yield Bond Fund. These estimates are based on the Fund's actual operating expenses for its most recently completed fiscal year, as adjusted for contractual changes.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------------ ----------------------
EXPENSE EXAMPLE                                                                                   CLASS A
------------------------------------------------------------------------------------------ ----------------------
------------------------------------------------------------------------------------------ ----------------------
1 Year                                                                                             $83
------------------------------------------------------------------------------------------ ----------------------
------------------------------------------------------------------------------------------ ----------------------
3 Years                                                                                           $259
------------------------------------------------------------------------------------------ ----------------------
------------------------------------------------------------------------------------------ ----------------------
5 Years                                                                                           $450
------------------------------------------------------------------------------------------ ----------------------
------------------------------------------------------------------------------------------ ----------------------
10 Years                                                                                        $1,002
------------------------------------------------------------------------------------------ ----------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. FOREIGN SECURITIES. The Fund may invest in foreign securities, such as obligations issued or guaranteed by foreign governmental authorities, debt obligations of supranational organizations and fixed-income securities of foreign corporate issuers.

ZERO-COUPON, PAY-IN-KIND, AND DEFERRED PAYMENT SECURITIES. The Fund may invest without limit in zero coupon securities, pay-in-kind bonds and deferred payment securities, which involve special risk considerations. In particular, zero coupon securities fluctuate more in value in response to a change in interest rates than do bonds that pay current interest.

LOANS. The Fund may invest in fixed- and floating-rate loans, including loan participations and assignments. The Fund may invest up to 10% of its total assets in either (i) equipment lease or trust certificates and conditional sales contracts or (ii) limited partnership interests.

EQUITY SECURITIES. The Fund may also invest up to 10% of its total assets in equity securities (other than preferred stock, in which the Fund may invest without limit), typically equity investments acquired as a result of purchases of fixed-income securities.

PORTFOLIO MATURITY. The sub-adviser has discretion to select the range of maturities of the fixed-income securities in which the Fund may invest. The sub-adviser anticipates that, under current market conditions, the Fund will have average portfolio life of 6 to 12 years. However, the average portfolio life may vary substantially from time to time depending on economic and market conditions.

DERIVATIVES. The Fund may use derivative instruments, such as futures contracts, options and forward currency contracts, and invest in indexed securities for hedging and risk management. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's sub-adviser must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

TEMPORARY DEFENSIVE POSITION. When the sub-adviser believes that adverse conditions prevail in the markets for high-yield fixed-income securities that make the Fund's investment strategy inconsistent with the best interests of the Fund's shareholders, the Fund may invest its assets without limit in high-quality, short-term money market instruments. Doing so may reduce the potential for high current income or appreciation of the Fund's portfolio. During any period in which the Fund employs a temporary defensive strategy, it will not be pursuing and will not achieve its investment objective.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/Salomon Brothers High Yield Bond Fund is Salomon Brothers Asset Management Inc (SaBAM). SaBAM was established in 1987, and, together with affiliates in London, Tokyo and Hong Kong, provides a broad range of fixed-income and equity investment services to individuals and institutional clients throughout the world and serves as sub-adviser to various investment companies. SaBAM is a wholly-owned subsidiary of Citigroup Inc. SaBAM's principal address is 399 Park Avenue, New York, New York 10022.

Peter J. Wilby is primarily responsible for the day-to-day management of the Fund. Mr. Wilby has had primary responsibility for the day-to-day management of the Fund since the inception of the Fund. Mr. Wilby, who joined SaBAM in 1989, is a Managing Director and Chief Investment Officer - Fixed Income of SaBAM and is responsible for investment company and institutional portfolios which invest in high-yield non-U.S. and U.S. corporate debt securities and high-yield foreign sovereign debt securities.

The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed, and ownership of securities in the Fund.

JNL/SALOMON BROTHERS STRATEGIC BOND FUND (formerly JNL/Salomon Brothers Global Bond Fund)

INVESTMENT OBJECTIVE. The primary investment objective of the JNL/Salomon Brothers Strategic Bond Fund is to seek a high level of current income. As a secondary objective, the Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The JNL/Salomon Brothers Strategic Bond Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a globally diverse portfolio of bonds and other fixed-income securities and related investments. The sub-adviser has broad discretion to invest the Fund's assets among certain segments of the fixed-income market, primarily U.S. investment-grade bonds, high-yield corporate debt securities (commonly referred to as "junk bonds"), emerging market debt securities and investment-grade foreign debt securities. These segments include U.S. government securities and mortgage- and other asset-backed securities (including interest-only or principal-only securities), as well as debt obligations issued or guaranteed by a foreign government or supranational organization. The sub-adviser may invest in medium or lower-rated securities. The Fund does not currently intend to invest more than 75% of assets in non-investment grade securities.

In determining the assets to invest in each type of security, the sub-adviser relies in part on quantitative analytical techniques that measure relative risks and opportunities of each type of security based on current and historical economic, market, political and technical data for each type of security, as well as on its own assessment of economic and market conditions both on a global and local (country) basis. The sub-adviser continuously reviews the allocation of assets for the Fund and makes such adjustments as it deems appropriate. The sub-adviser has discretion to select the range of maturities of the various fixed income securities in which the Fund invests. The sub-adviser anticipates that, under current market conditions, the Fund's portfolio securities will have a weighted average life of 4 1/2 to 10 years. However, the weighted average life of the portfolio securities may vary substantially from time to time depending on economic and market conditions. The Fund may at times hold a substantial portion of its assets in short-term instrutments.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in fixed-income securities, it is subject to market risk. For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that the Fund invests in bonds issued by a foreign government, the Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

     o HIGH-YIELD/HIGH-RISK BONDS. Lower rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, the Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

     o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

     o EMERGING MARKETS RISK. The Fund may invest a portion of its assets in securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31
14.39%   10.66%   2.46%    1.87%    7.28%   6.71%    8.38%    13.53%   6.91%
[insert chart]
1996     1997     1998     1999     2000    2001     2002     2003     2004

In the periods shown in the chart, the Fund's highest quarterly return was 5.88% (2nd quarter of 2003) and its lowest quarterly return was -2.72% (3rd quarter of 1998).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
--------------------------------------------------------------- ----------------- ------------- -------------------
                                                                     1 year          5 year       Life of Fund*
--------------------------------------------------------------- ----------------- ------------- -------------------
JNL/Salomon Brothers Strategic Bond Fund (Class A)                    6.91%           8.52%          8.17%
CitigroupBroad Investment Grade Bond Index                            4.48%           7.72%          7.11%
Lehman Brothers Aggregate Bond Index                                  4.33%           7.70%          6.87%
--------------------------------------------------------------- ----------------- ------------- -------------------

The CitigroupBroad Investment Grade Bond Index and Lehman Brothers Aggregate
Bond Index are broad-based, unmanaged indices.
* The Fund began operations on May 15, 1995.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------- ---------------------
                                                                                                      CLASS A
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Management/Administrative Fee                                                                           0.73%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
12b-1 Service Fee                                                                                       0.20%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Other Expenses                                                                                          0.01%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Total Fund Annual Operating Expenses                                                                    0.94%
----------------------------------------------------------------------------------------------- ---------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------- ------------------------
EXPENSE EXAMPLE                                                                               CLASS A
------------------------------------------------------------------------------------- ------------------------
------------------------------------------------------------------------------------- ------------------------
1 Year                                                                                          $96
------------------------------------------------------------------------------------- ------------------------
------------------------------------------------------------------------------------- ------------------------
3 Years                                                                                        $300
------------------------------------------------------------------------------------- ------------------------
------------------------------------------------------------------------------------- ------------------------
5 Years                                                                                        $520
------------------------------------------------------------------------------------- ------------------------
------------------------------------------------------------------------------------- ------------------------
10 Years                                                                                     $1,155
------------------------------------------------------------------------------------- ------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. DERIVATIVES. The Fund may use derivative instruments, such as futures contracts, options and forward currency contracts, and invest in indexed securities for hedging and risk management. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's sub-adviser must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

TEMPORARY DEFENSIVE POSITION. When the sub-adviser believes that adverse conditions prevail in the market for fixed-income securities, the Fund may, for temporary defensive purposes, invest its assets without limit in high-quality, short-term money market instruments. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/Salomon Brothers Strategic Bond Fund is Salomon Brothers Asset Management Inc (SaBAM). SaBAM was established in 1987, and, together with affiliates in London, Tokyo and Hong Kong, provides a broad range of fixed-income and equity investment services to individuals and institutional clients throughout the world and serves as sub-adviser to various investment companies. SaBAM is a wholly-owned subsidiary of Citigroup Inc. SaBAM's principal address is 399 Park Avenue, New York, New York 10022.

In connection with SaBAM's service as sub-adviser to the Fund, Citigroup Asset Management Limited ("CAM Ltd"), whose business address is Citigroup Centre, Canada Square, London E14 5LB, England, provides certain sub-advisory services to SaBAM relating to currency transactions and investments in non-dollar-denominated debt securities for the benefit of the Fund. CAM Ltd. is compensated by SaBAM at no additional expense to the Trust. CAM Ltd is an affiliate of SaBAM.

Peter J. Wilby is primarily responsible for the day-to-day management of the high-yield and emerging market debt securities portions of the Fund. Mr. Wilby has had primary responsibility for the day-to-day management of the high-yield and emerging market debt securities portions of the Fund since the inception of the Fund. Beth Semmel assists Mr. Wilby in the day-to-day management of the Fund. Mr. Wilby, who joined SaBAM in 1989, is a Managing Director and Chief Investment Officer - Fixed Income of SaBAM and is responsible for investment company and institutional portfolios which invest in high-yield non-U.S. and U.S. corporate debt securities and high-yield foreign sovereign debt securities. Ms. Semmel is a Managing Director of SaBAM. Ms. Semmel joined SaBAM in May of 1993, where she manages high-yield portfolios. Ms. Semmel has assisted in the day-to-day management of the Fund since inception of the Fund.

David J. Scott, a Managing Director and Senior Portfolio Manager of SaBAM, is primarily responsible for currency transactions and investments in non-dollar-denominated debt securities for the Fund. Mr. Scott joined SaBAM in 1994.

Roger Lavan is primarily responsible for the mortgage-backed securities and U.S. government securities portions of the Fund. Mr. Lavan joined SaBAM in 1990 and is a Managing Director and Portfolio Manager responsible for investment grade portfolios.

The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of securities in the Fund.

JNL/SALOMON BROTHERS U.S. GOVERNMENT & QUALITY BOND FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Salomon Brothers U.S. Government & Quality Bond Fund is to obtain a high level of current income.

PRINCIPAL INVESTMENT STRATEGIES. The JNL/Salomon Brothers U.S. Government & Quality Bond Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in:

     (i)  U.S. treasury obligations;

     (ii) obligations issued or guaranteed by agencies or instrumentalities of the U.S. government which are backed by their own credit and may not be backed by the full faith and credit of the U.S. government;

     (iii)mortgage-backed securities guaranteed by the Government National Mortgage Association that are supported by the full faith and credit of the U.S. government. Such securities entitle the holder to receive all interest and principal payments due whether or not payments are actually made on the underlying mortgages;

     (iv) mortgage-backed securities guaranteed by agencies or instrumentalities of the U.S. government which are supported by their own credit but not the full faith and credit of the U.S. government, such as the Federal Home Loan Mortgage Corporation and Fannie Mae (formerly, the Federal National Mortgage Association);

     (v) collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed by (i) the credit alone of the U.S. government agency or instrumentality which issues or guarantees the mortgage-backed securities, or (ii) the full faith and credit of the U.S. government;

     (vi) repurchase agreements collateralized by any of the foregoing; and

     (vii)other investments (such as derivatives contracts) related to those listed above.

Any guarantee of the securities in which the Fund invests runs only to the principal and interest payments on the securities and not to the market value of such securities or to the principal and interest payments on the underlying mortgages. A security issued or guaranteed by a U.S. government agency may significantly fluctuate in value, and the Fund may not receive the originally anticipated yield on the security. Shares of the Fund are not insured or guaranteed by the U.S. government, its agencies or instrumentalities.

The sub-adviser seeks to add value by actively managing the portfolio's interest rate exposure, yield curve positioning, sector allocation and security selection. In selecting mortgage-backed securities for the Fund, the sub-adviser determines a security's average maturity and duration according to mathematical models that reflect certain payment assumptions and estimates of future economic factors. These estimates may vary from actual results, and the average maturity and duration of mortgage-backed derivative securities may not reflect the price volatility of those securities in certain market conditions.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in fixed-income securities, it is subject to market risk. For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

     o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

     o    MORTGAGE-BACKED   SECURITIES  RISK.   Investments  in  mortgage-backed
          securities entail the uncertainty of the timing of cash flows resulting from the rate of prepayments on the underlying mortgages serving as collateral. An increase or decrease in prepayment rates (resulting primarily from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price. The prices of mortgage-backed securities, depending on their structure and the rate of prepayments, can be volatile. Some mortgage-backed securities may also not be as liquid as other securities. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the issuer. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31
2.58%         9.16%   9.40%  -2.50%   11.50%   6.92%    11.47%  1.18%    3.85%
[insert chart]
1996          1997    1998   1999     2000     2001     2002    2003     2004

In the periods shown in the chart, the Fund's highest quarterly return was 6.54% (3rd quarter of 2002) and its lowest quarterly return was -2.47% (2nd quarter of 2004).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
------------------------------------------------------------- ----------------- --------------- ------------------
                                                                   1 year           5 year        Life of Fund*
------------------------------------------------------------- ----------------- --------------- ------------------
JNL/Salomon Brothers U.S. Government & Quality Bond Fund
(Class A)                                                            3.85%          6.89%            6.18%
Citigroup Treasury Index                                             3.53%          7.43%            6.78%
------------------------------------------------------------- ----------------- --------------- ------------------

The Citigroup Treasury Index is a broad-based, unmanaged index.
* The Fund began operations on May 15, 1995.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------- ----------------------
                                                                                                      CLASS A
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Management/Administrative Fee                                                                          0.58%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
12b-1 Service Fee                                                                                      0.20%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Other Expenses                                                                                         0.01%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Total Fund Annual Operating Expenses                                                                   0.79%
---------------------------------------------------------------------------------------------- ----------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

-------------------------------------------------------------------------------------- -------------------------
EXPENSE EXAMPLE                                                                                CLASS A
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
1 Year                                                                                            $81
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
3 Years                                                                                          $252
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
5 Years                                                                                          $439
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
10 Years                                                                                         $978
-------------------------------------------------------------------------------------- -------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. DERIVATIVES. The Fund may use derivative instruments, such as futures contracts and options. The Fund generally limits its use to manage or "hedge" the overall risk of the portfolio. However, the Fund may use derivatives as a substitute for buying or selling securities or to enhance the Fund's return as non-hedging strategy that may be considered speculative. Investing in derivative instruments, such as options and futures contracts, involves special risks. The Fund's sub-adviser must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

TEMPORARY DEFENSIVE POSITION. When the sub-adviser believes that adverse conditions prevail in the market for fixed-income securities, the Fund may, for temporary defensive purposes, invest its assets without limit in high-quality, short-term money market instruments. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/Salomon Brothers U.S. Government & Quality Bond Fund is Salomon Brothers Asset Management Inc (SaBAM). SaBAM was established in 1987, and, together with affiliates in London, Tokyo and Hong Kong, provides a broad range of fixed-income and equity investment services to individuals and institutional clients throughout the world and serves as sub-adviser to various investment companies. SaBAM is a wholly-owned subsidiary of Citigroup Inc. SaBAM's principal address is 399 Park Avenue, New York, NY 10022.

Roger Lavan is primarily responsible for the day-to-day management of the Fund. Mr. Lavan joined SaBAM in 1990 and is a Managing Director and Portfolio Manager responsible for investment grade portfolios.

The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed, and ownership of securities in the Fund.

JNL/SELECT BALANCED FUND (formerly JNL/PPM America Balanced Fund)

INVESTMENT OBJECTIVE. The investment objective of the JNL/Select Balanced Fund is reasonable income and long-term capital growth.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of common stock and investment grade fixed-income securities. The Fund may invest in any type or class of security. The anticipated mix of the Fund's holdings is typically 60-70% of its assets in equities and 30-40% in fixed-income securities, including cash and cash equivalents. Changes between the two asset classes will be made gradually based on the managers' long-term perspective and assessment of business, economic, and market projections.

In choosing equity securities, the sub-adviser employs a "bottom-up" stock selection process that utilizes proprietary fundamental research to identify primarily large capitalization companies with a value orientation or out of favor growth stocks. The Fund typically focuses on dividend-paying companies.

With respect to fixed-income investments, the Fund emphasizes investment-grade, fixed-income securities, including obligations of the U.S. government and its agencies, corporate bonds, asset-backed securities, and mortgage-backed securities.

Generally the Fund will sell any fixed income securities downgraded below investment grade within 91 days of the downgrade.

The Fund may invest up to 15% of its assets in foreign equity and fixed income securities. Generally the foreign fixed income securities in which the Fund will invest will be dollar denominated bonds issued by foreign governments and corporations.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to broad-based indices since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

As of October 4, 2004, Wellington Management Company, LLP replaced PPM America, Inc. as the sub-adviser to this Fund. Returns shown reflect the results achieved in part by the prior sub-adviser.

In addition, effective October 4, 2004, the Fund was combined with JNL/Salomon Brothers Balanced Fund, with the Fund as the surviving Fund. The performance shown is the Fund's historic performance and does not reflect the performance of the JNL/Salomon Brothers Balanced Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31
10.81%   18.43%   10.06%   -0.11%   8.25%   10.57%   -1.93%   21.57%   10.88%
[insert chart]
1996     1997     1998     1999     2000    2001     2002     2003     2004

In the periods shown in the chart, the Fund's highest quarterly return was 12.67% (2nd quarter of 2003) and its lowest quarterly return was -11.16% (3rd quarter of 2002).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
------------------------------------------------------- ------------------ -------------------- --------------------
                                                             1 year              5 year            Life of Fund*
------------------------------------------------------- ------------------ -------------------- --------------------
JNL/Select Balanced Fund (Class A)                            10.88%              9.59%              10.57%
S&P 500 Index                                                 10.88%             -2.29%              10.81%
Lehman Brothers Aggregate Bond Index                           4.33%              7.70%               6.87%
------------------------------------------------------- ------------------ -------------------- --------------------

The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices. The Lehman Brothers
Aggregate Bond Index is a broad-based, unmanaged index.
* The Fund began operations on May 15, 1995. Prior to May 1, 1997, the Fund was managed by Phoenix Investment Counsel, Inc. Prior to October 4, 2004, the Fund was managed by PPM America, Inc.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

  ------------------------------------------------------------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
  (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
  ------------------------------------------------------------------------------------------------------------------
  ----------------------------------------------------------------------------------------- ------------------------
                                                                                                    CLASS A
  ----------------------------------------------------------------------------------------- ------------------------
  ----------------------------------------------------------------------------------------- ------------------------
  Management/Administrative Fee                                                                     0.59%
  ----------------------------------------------------------------------------------------- ------------------------
  ----------------------------------------------------------------------------------------- ------------------------
  12b-1 Service Fee                                                                                 0.20%
  ----------------------------------------------------------------------------------------- ------------------------
  ----------------------------------------------------------------------------------------- ------------------------
  Other Expenses                                                                                    0.01%
  ----------------------------------------------------------------------------------------- ------------------------
  ----------------------------------------------------------------------------------------- ------------------------
  Total Fund Annual Operating Expenses                                                              0.80%
  ----------------------------------------------------------------------------------------- ------------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

---------------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                                   CLASS A
---------------------------------------------------------------------------------------- --------------------------
---------------------------------------------------------------------------------------- --------------------------
1 Year                                                                                               $82
---------------------------------------------------------------------------------------- --------------------------
---------------------------------------------------------------------------------------- --------------------------
3 Years                                                                                             $255
---------------------------------------------------------------------------------------- --------------------------
---------------------------------------------------------------------------------------- --------------------------
5 Years                                                                                             $444
---------------------------------------------------------------------------------------- --------------------------
---------------------------------------------------------------------------------------- --------------------------
10 Years                                                                                            $990
---------------------------------------------------------------------------------------- --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The JNL/Select Balanced Fund invests primarily in common stocks and fixed-income securities. Certain investments and investment techniques have additional risks, such as the potential use of leverage by the Fund through borrowings, securities lending and other investment techniques.

DERIVATIVES. The Fund may use derivative instruments, such as options, swaps and financial futures contracts, for hedging purposes or for the cost-effective implementation of various fixed income strategies. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates and securities prices. Investing in derivative instruments, such as swaps, options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's sub-adviser must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

TEMPORARY DEFENSIVE POSITION. For temporary, defensive purposes, the Fund may invest up to all of its assets in cash equivalents, such as U.S. government securities and high-grade commercial paper. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive position may reduce the potential for appreciation of the Fund's portfolio.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/Select Balanced Fund is Wellington Management Company, LLP ("Wellington Management"). Wellington Management Company, LLP ("Wellington Management") is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2004, Wellington Management had investment management authority with respect to approximately $470 billion in assets.

Edward P. Bousa, CFA, Senior Vice President and Partner of Wellington Management, has served as portfolio manager for the equity component of the Fund since October 2004. Mr. Bousa joined Wellington Management as an investment professional in 2000. Prior to joining Wellington Management, Mr. Bousa was a portfolio manager at Putnam Investments (1992-2000).

John C. Keogh, Senior Vice President and Partner of Wellington Management, has served as portfolio manager for the fixed income component of the Fund since October 2004. Mr. Keogh joined Wellington Management as an investment professional in 1983.

The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of securities in the Fund.

JNL/SELECT GLOBAL GROWTH FUND (formerly JNL/Janus Global Equities Fund)

INVESTMENT OBJECTIVE. The investment objective of the JNL/Select Global Growth Fund is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio of equity securities of foreign and domestic issuers. The sub-adviser seeks to invest in globally competitive growth companies within growing sectors. These companies are, in the opinion of the sub-adviser, leaders in their respective industries as indicated by an established market presence and strong global, regional, or country competitive positions. The Fund may invest in a broad range of market capitalizations but tends to focus on mid to large capitalization companies. The sub-adviser selects securities for their capital growth potential; investment income is not a consideration. To provide flexibility to take advantage of investment opportunities or to meet redemption requests or for temporary defensive purposes, the Fund may hold a portion of its assets in money market investments including repurchase agreements. Doing so may reduce the potential for appreciation in the Fund's portfolio.

The Fund may invest to a lesser degree in other types of securities, including preferred stock, warrants, convertible securities, and debt securities, such as corporate bonds. The Fund can invest on a worldwide basis in companies and other organizations of any size, regardless of country of organization or place of principal business activity, as well as domestic and foreign governments, government agencies and other governmental entities. The Fund normally invests in securities of issuers from at least five different countries, including the United States, although it may invest in fewer than five countries. The Fund may invest without limit in foreign securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that the Fund invests in bonds issued by a foreign government, the Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

     o MID-CAP INVESTING RISK. Stocks of mid-capitalization companies entail greater risk and are usually more volatile than shares of larger companies. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

As of May 1, 2004, Wellington Management Company, LLP ("Wellington Management") replaced Janus Capital Management LLC (Janus) as the sub-adviser to this Fund. Returns shown reflect the results achieved in part by the prior sub-adviser.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31
31.36%   19.12%   26.87%   64.58%   -18.28% -23.50%  -27.12%  23.97%   11.36%
[insert chart]
1996     1997     1998     1999     2000    2001     2002     2003     2004

In the periods shown in the chart, the Fund's highest quarterly return was 43.03% (4th quarter of 1999) and its lowest quarterly return was -20.53% (3rd quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
-------------------------------------------------------------- ---------------- ---------------- -----------------
                                                                   1 year           5 year        Life of Fund*
-------------------------------------------------------------- ---------------- ---------------- -----------------
JNL/Select Global Growth Fund (Class A)                               11.36%         -8.84%          10.66%
Morgan Stanley Capital International World Index                      14.72%         -2.42%           6.91%
Morgan Stanley Capital International World Growth Index               12.06%         -6.92            5.73%
-------------------------------------------------------------- ---------------- ---------------- -----------------

The Morgan Stanley Capital International World Index and Morgan Stanley Capital
International World Growth Index are broad-based, unmanaged indices.
* The Fund began operations on May 15, 1995. The Morgan Stanley International World Growth
Index return begins on May 1, 1995.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------- ---------------------
                                                                                                      CLASS A
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Management/Administrative Fee*                                                                          0.88%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
12b-1 Service Fee                                                                                       0.20%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Other Expenses                                                                                          0.01%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Total Fund Annual Operating Expenses                                                                    1.09%
----------------------------------------------------------------------------------------------- ---------------------

* This fee reflects a reduction in connection with the approval of Wellington as the new sub-adviser to the Fund. These estimates are based on the Fund's actual operating expenses for its most recently completed fiscal year, as adjusted for contractual changes.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                                CLASS A
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
1 Year                                                                                           $111
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
3 Years                                                                                          $347
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
5 Years                                                                                          $601
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
10 Years                                                                                       $1,329
------------------------------------------------------------------------------------- --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. SPECIAL SITUATIONS. The Fund may invest in "special situations" from time to time. A special situation arises when, in the opinion of the sub-adviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating special situations might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investments in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention. The impact of this strategy on the Fund will depend on the Fund's size and the extent of its holdings of special situation issuers relative to total net assets.

DERIVATIVES. The Fund may use derivative instruments, such as futures contracts, options, and forward currency contracts, for hedging or as a means of enhancing return. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's sub-adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

EMERGING MARKETS RISK. The Fund may invest a portion of its assets in securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

TEMPORARY DEFENSIVE POSITION. In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a portion of its assets in cash or the following liquid assets: money market instruments, shares of affiliated money market funds or high-quality debt obligations. During periods in which the Fund employs such a temporary defensive strategy, it will not be pursuing, and will not achieve, its investment objective. For cash management purposes, the Fund may also hold a portion of its assets in cash or such liquid assets.

PORTFOLIO TURNOVER. The Fund may actively trade securities in seeking to achieve its objective. Doing so may increase transaction costs, which may reduce performance. Active trading also may increase short-term gains and losses.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/Select Global Growth Fund is Wellington Management Company, LLP ("Wellington Management"). Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years.

As of December 31, 2004, Wellington Management had investment management authority with respect to approximately $470 billion in assets.

Andrew S. Offit, Senior Vice President and Partner of Wellington Management, has served as portfolio manager for the Fund since May 2004. Mr. Offit joined Wellington Management as an investment professional in 1997.

Jean-Marc Berteaux, Vice President of Wellington Management, has been involved in portfolio management and securities analysis for the Fund since May 2004. Mr. Berteaux joined Wellington Management as an investment professional in 2001. Prior to joining Wellington Management, Mr. Berteaux was an investment professional at John Hancock Funds (1998-2001).

The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed, and ownership of securities in the Fund.

JNL/SELECT LARGE CAP GROWTH FUND (formerly JNL/Janus Aggressive Growth Fund)

INVESTMENT OBJECTIVE. The investment objective of the JNL/Select Large Cap Growth Fund is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio of common stocks of large U.S. companies selected for their growth potential. In selecting equity securities, the sub-adviser looks for companies with the ability to sustain growth at a faster pace than the market. The JNL/Select Large Cap Growth Fund may invest in companies of any size, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index. The Fund may invest up to 25% of its total assets in securities of foreign issuers and non-dollar securities. Foreign securities include (1) companies organized outside of the United States, (2) foreign governments and agencies or instrumentalities of foreign governments and
(3) issuers whose economic fortunes and risks are primarily linked with markets outside the United States. The sub-adviser selects securities for their capital growth potential; investment income is not a consideration. The key characteristics of growth companies favored by the Fund include a leadership position within the industry, a strong balance sheet, a high return on equity, accelerating earnings, growth in earnings per share, unrecognized or undervalued assets, and a strong management team. Securities may be sold for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising. To provide flexibility to take advantage of investment opportunities or to meet redemption requests or for temporary defensive purposes, the Fund may hold a portion of its asset in money market investments including repurchase agreements. Doing so may reduce the potential for appreciation in the Fund's portfolio.

The Fund may invest to a lesser degree in other types of securities, including preferred stock, warrants, convertible securities and debt securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o INVESTMENT STYLE RISK. The fund is subject to the risk that returns from large cap growth stocks will trail returns from the overall stock market. The fund uses a "growth" investing style. Some other funds use a "value" investing style. Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue and earnings. Value funds typically emphasize stocks whose prices are below-average in comparison to earnings and book value, although they may yield above-average dividends. In the past, over the long-term, the growth and value stock categories have had similar returns; however, each category sometimes outperforms the other. These periods, in the past, sometimes have lasted for several years.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

As of May 1, 2004, Wellington Management Company LLP ("Wellington Management") replaced Janus Capital Management LLC (Janus) as the sub-adviser to this Fund. Returns shown reflect the results achieved in part by the prior sub-adviser.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31
18.95%   12.67%   57.66%   94.43%   -20.97% -30.18%  -29.76%  35.46%   11.67%
[insert chart]
1996     1997     1998     1999     2000    2001     2002     2003     2004

In the periods shown in the chart, the Fund's highest quarterly return was 41.64% (4th quarter of 1999) and its lowest quarterly return was -24.01% (1st quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
---------------------------------------------------------- ------------------ ------------------ -------------------
                                                                1 year             5 year          Life of Fund*
---------------------------------------------------------- ------------------ ------------------ -------------------
JNL/Select Large Cap Growth Fund (Class A)                       11.67%           -10.11%              12.03%
Russell 1000(R) Growth Index                                      5.23%           -10.02%               7.46%
S&P 500 Index                                                    10.88%            -2.29%              10.81%
---------------------------------------------------------- ------------------ ------------------ -------------------

The Russell 1000 Growth Index is a broad-based, unmanaged index.
The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.
* The Fund began operations on May 15, 1995.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

----------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)]
----------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------- -------------------------
                                                                                               CLASS A
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
Management/Administrative Fee*                                                                  0.78%
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
12b-1 Service Fee                                                                               0.20%
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
Other Expenses                                                                                  0.01%
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
Total Fund Annual Operating Expenses                                                            0.99%
-------------------------------------------------------------------------------------- -------------------------

* This fee reflects a reduction in connection with the approval of Wellington as the new sub-adviser to the Fund. These estimates are based on the Fund's actual operating expenses for its most recently completed fiscal year, as adjusted for contractual changes.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

-------------------------------------------------------------------------------------- -------------------------
EXPENSE EXAMPLE                                                                                CLASS A
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
1 Year                                                                                           $101
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
3 Years                                                                                          $315
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
5 Years                                                                                          $547
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
10 Years                                                                                       $1,213
-------------------------------------------------------------------------------------- -------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. SPECIAL SITUATIONS. The Fund may invest in "special situations" from time to time. A special situation arises when, in the opinion of the sub-adviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating special situations might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention. The impact of this strategy on the Fund will depend on the Fund's size and the extent of its holdings of special situation issuers relative to total net assets.

TEMPORARY DEFENSIVE POSITION. In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a portion of its assets in cash or the following liquid assets: money market instruments, shares of affiliated money market funds or high-quality debt obligations. During periods in which the Fund employs such a temporary defensive strategy, it will not be pursuing, and will not achieve, its investment objective. For cash management purposes, the Fund may also hold a portion of its assets in cash or such liquid assets.

PORTFOLIO TURNOVER. The Fund may actively trade securities in seeking to achieve its objective. Doing so may increase transaction costs, which may reduce performance. Active trading also may increase short-term gains and losses.

DERIVATIVES. The Fund may use derivative instruments, such as futures contracts, options, and forward currency contracts, for hedging or as a means of enhancing return. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's sub-adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/Select Large Cap Growth Fund is Wellington Management Company, LLP ("Wellington Management"). Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years.

As of December 31, 2004, Wellington Management had investment management authority with respect to approximately $470 billion in assets.

John A. Boselli, CFA, Senior Vice President and Partner of Wellington Management, has served as portfolio manager for the Fund since May 2004. Mr. Boselli joined Wellington Management as an investment professional in 2002. Prior to joining Wellington Management, he was with Putnam Investments Inc., for six years (1996 - 2002) as a Managing Director in the Global Equity Research Group. He holds the Chartered Financial Analyst designation.

Andrew J. Shilling, CFA, Senior Vice President and Partner of Wellington Management, has been involved in portfolio management and securities analysis for the Fund since May 2004. Mr Shilling joined Wellington Management as an investment professional in 1994.

The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed, and ownership of securities in the Fund.

JNL/SELECT MONEY MARKET FUND (formerly JNL/PPM America Money Market Fund)

INVESTMENT OBJECTIVE. The investment objective of the JNL/Select Money Market Fund is to achieve as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity by investing in high quality, short-term money market instruments.

PRINCIPAL INVESTMENT STRATEGIES. The Fund invests in high-quality, U.S. dollar-denominated money market instruments that mature in 397 days or less. The Fund primarily invests in money market instruments rated in one of the two highest short-term credit rating categories, including:

     o Obligations issued or guaranteed as to principal and interest by the U.S. government, its agencies and instrumentalities or by state and local governments;

     o Obligations, such as time deposits, certificates of deposit and bankers acceptances, issued by U.S. and foreign banks and other lending institutions;

     o Commercial paper and other short-term obligations of U.S. and foreign issuers (including asset-backed securities);

     o Obligations issued or guaranteed by foreign governments or any of their political subdivisions, agencies or instrumentalities, including obligations of supranational entities; and

     o Repurchase agreements on obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

The sub-adviser's investment approach combines top-down analysis with fundamental bottom-up security selection. The manager considers factors such as the anticipated level of interest rates and the maturity of individual securities to determine the Fund's overall weighted average maturity. The overall weighted average maturity of the Fund's investments is 90 days or less.

The sub-adviser manages the Fund to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, including those as to quality, diversification and maturity. The Fund may invest more than 25% of its assets in the U.S. banking industry.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, you could lose money by investing in the Fund. While the Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund itself. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Fixed income securities in general are subject to credit risk and market risk. Credit risk is the actual or perceived risk that the issuer of the security will not pay the interest and principal payments when due. The value of a security typically declines if the issuer's credit quality deteriorates. Market risk, also known as interest rate risk, is the risk that interest rates will rise and the value of the securities, including those held by the Fund, will fall. A broad-based market drop may also cause a security's price to fall.

     o RISK OF INVESTMENT IN BANKING INDUSTRY. Because the Fund may invest more than 25% of total assets in securities issued by U.S. banks, its performance could be affected by factors influencing the health of the banking industry. These may include economic trends, industry competition and governmental actions, as well as factors affecting the financial stability of borrowers. The bank securities in which the Fund may invest typically are not insured by the federal government. Securities that do not represent deposits have lower priority in the bank's capital structure than those that do. This lower priority means that, in the event of insolvency of the bank that issued the security, the security could become worth less than the Fund paid for it.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

As of October 4, 2004, Wellington Management Company, LLP replaced PPM America, Inc. as the sub-adviser to the Fund. Returns shown reflect the results achieved in part by the prior sub-adviser.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31
4.87%         5.01%  4.99%   4.67%    5.83%    3.45%    1.07%    0.46%   0.78%
[insert chart]
1996          1997   1998    1999     2000     2001     2002     2003    2004

In the periods shown in the chart, the Fund's highest quarterly return was 1.50% (4th quarter of 2000) and its lowest quarterly return was 0.09% (3rd and 4th quarter of 2003).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
--------------------------------------------------------- --------------- ------------------ -----------------------
                                                              1 year           5 year            Life of Fund*
--------------------------------------------------------- --------------- ------------------ -----------------------
JNL/Select Money Market Fund (Class A)                          0.78%            2.29%              3.55%
Merrill Lynch Treasury Bill Index (3 month)                     1.33%            2.95%              3.94%
--------------------------------------------------------- --------------- ------------------ -----------------------

The 7-day yield of the Fund on December 31, 2004, was 1.63%. The Merrill Lynch
Treasury Bill Index is a broad-based unmanaged index.
* The Fund began operations on May 15, 1995.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

--------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
--------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------ -------------------------
                                                                                                   CLASS A
------------------------------------------------------------------------------------------ -------------------------
------------------------------------------------------------------------------------------ -------------------------
Management/Administrative Fee                                                                       0.40%
------------------------------------------------------------------------------------------ -------------------------
------------------------------------------------------------------------------------------ -------------------------
12b-1 Service Fee                                                                                   0.20%
------------------------------------------------------------------------------------------ -------------------------
------------------------------------------------------------------------------------------ -------------------------
Other Expenses                                                                                      0.01%
------------------------------------------------------------------------------------------ -------------------------
------------------------------------------------------------------------------------------ -------------------------
Total Fund Annual Operating Expenses                                                                0.61%
------------------------------------------------------------------------------------------ -------------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------------ -------------------------
EXPENSE EXAMPLE                                                                                    CLASS A
------------------------------------------------------------------------------------------ -------------------------
------------------------------------------------------------------------------------------ -------------------------
1 Year                                                                                               $62
------------------------------------------------------------------------------------------ -------------------------
------------------------------------------------------------------------------------------ -------------------------
3 Years                                                                                              $195
------------------------------------------------------------------------------------------ -------------------------
------------------------------------------------------------------------------------------ -------------------------
5 Years                                                                                              $340
------------------------------------------------------------------------------------------ -------------------------
------------------------------------------------------------------------------------------ -------------------------
10 Years                                                                                             $762
------------------------------------------------------------------------------------------ -------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER. The sub-adviser to the JNL/Select Money Market Fund is Wellington Management Company, LLP ("Wellington Management"). Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2004, Wellington Management had investment management authority with respect to approximately $470 billion in assets.

JNL/SELECT VALUE FUND (formerly JNL/PPM America Value Fund)

INVESTMENT OBJECTIVE. The investment objective of the JNL/Select Value Fund is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to meet its objective by investing under normal circumstances at least 65% of its total assets in common stocks of domestic companies. Although the Fund may invest in companies with a broad range of market capitalizations, the Fund will tend to focus on companies with large market capitalizations (generally above $3 billion). The Fund may invest up to 20% of its total assets in the securities of foreign issuers. Foreign securities include (1) companies organized outside of the United States,
(2) foreign governments and agencies or instrumentalities of foreign governments and (3) issuers whose economic fortunes and risks are primarly linked with markets outside the United States. Using a value approach, the Fund seeks to invest in stocks that are underpriced relative to other stocks. The Fund's investment approach is based on the fundamental analysis of companies with large market capitalizations and estimated below-average valuation ratios. Fundamental analysis may include the assessment of company-specific factors such as its business environment, management quality, financial statements and outlook, dividends and other related measures of value. The typical purchase candidate may be characterized as an overlooked or misunderstood company with sound fundamentals. Holdings are frequently in viable, growing businesses with solid financial strength in industries that are temporarily out of favor and under-researched by institutions, but provide the potential for above-average total returns and sell at below-average estimated price-to-earnings multiples. The sub-adviser relies on stock selection to achieve its results, rather than trying to time market fluctuations. Limited consideration is given to macroeconomic analysis in establishing sector and industry weightings.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose all or a portion of your money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks of U.S. companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o VALUE INVESTING RISK. With a value approach, there is also the risk that stocks may remain undervalued during a given period, or that a stock judged to be undervalued may in fact be appropriately priced. This may happen because value stocks as a category lose favor with investors compared to growth stocks or because the manager failed to anticipate which stocks or industries would benefit from changing market or economic conditions. A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value or the factors that the manager believes will increase the price of the security do not occur.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to broad-based indices since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

As of October 4, 2004, Wellington Management Company, LLP replaced PPM America, Inc. as the sub-adviser to the Fund. Returns shown reflect the results achieved in part by the prior sub-adviser.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31
34.80%            14.77%
[insert chart]
2003              2004

In the periods shown in the chart, the Fund's highest quarterly return was 19.83% (2nd quarter of 2003) and its lowest quarterly return was 0.32% (3rd quarter of 2004).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
-------------------------------------------------------------------- -------------------- ---------------------
                                                                           1 year            Life of Fund*
-------------------------------------------------------------------- -------------------- ---------------------
JNL/Select Value Fund (Class A)                                              14.77%               26.40%
Russell 1000 Value Index                                                     13.70%               21.85%
S&P 500 Barra Value Index                                                    15.69%               25.69%
-------------------------------------------------------------------- -------------------- ---------------------

The Russell 1000 Value Index is a broad-based, unmanaged index. The S&P 500
Barra Value Index is a broad-based, unmanaged index.
* The Fund began operations on September 30, 2002.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

-----------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
-----------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------ ----------------------
                                                                                                  CLASS A
------------------------------------------------------------------------------------------ ----------------------
------------------------------------------------------------------------------------------ ----------------------
Management/Administrative Fee                                                                      0.65%
------------------------------------------------------------------------------------------ ----------------------
------------------------------------------------------------------------------------------ ----------------------
12b-1 Service Fee                                                                                  0.20%
------------------------------------------------------------------------------------------ ----------------------
------------------------------------------------------------------------------------------ ----------------------
Other Expenses                                                                                     0.01%
------------------------------------------------------------------------------------------ ----------------------
------------------------------------------------------------------------------------------ ----------------------
Total Fund Annual Operating Expenses                                                               0.86%
------------------------------------------------------------------------------------------ ----------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

-------------------------------------------------------------------------------------- ----------------------------
EXPENSE EXAMPLE                                                                                  CLASS A
-------------------------------------------------------------------------------------- ----------------------------
-------------------------------------------------------------------------------------- ----------------------------
1 Year                                                                                               $88
-------------------------------------------------------------------------------------- ----------------------------
-------------------------------------------------------------------------------------- ----------------------------
3 Years                                                                                             $274
-------------------------------------------------------------------------------------- ----------------------------
-------------------------------------------------------------------------------------- ----------------------------
5 Years                                                                                             $477
-------------------------------------------------------------------------------------- ----------------------------
-------------------------------------------------------------------------------------- ----------------------------
10 Years                                                                                          $1,061
-------------------------------------------------------------------------------------- ----------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The Fund may hold cash or cash equivalents such as high quality money market instruments pending investment and to retain flexibility in meeting redemptions and paying expenses. Certain investments and investment techniques have additional risks, such as the potential use of leverage by the Fund through borrowings, securities lending and other investment techniques.

TEMPORARY DEFENSIVE POSITION. The Fund may adopt a temporary defensive position, such as investing up to all of its assets in cash or cash equivalents, during adverse market, economic or other circumstances that the sub-adviser believes require immediate action to avoid losses. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/Select Value Fund is Wellington Management Company, LLP ("Wellington Management"). Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2004, Wellington Management had investment management authority with respect to approximately $470 billion in assets.

Karen H. Grimes, CFA, has served as portfolio manager for the Fund since October 2004. Ms. Grimes is a Vice President of Wellington Management and has been an investment professional with the firm since 1995.

John R. Ryan, CFA, Senior Vice President and Managing Partner of Wellington Management, has been involved in portfolio management and securities analysis for the Fund since October 2004. Mr. Ryan joined Wellington Management as an investment professional in 1981.

The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed, and ownership of securities in the Fund.

JNL/T. ROWE PRICE ESTABLISHED GROWTH FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/T. Rowe Price Established Growth Fund is long-term growth of capital and increasing dividend income.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing primarily in common stocks. The Fund concentrates its investments in growth companies. The sub-adviser seeks investments in companies that have the ability to pay increasing dividends through strong cash flow. The sub-adviser generally looks for companies with an above-average rate of earnings growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. The sub-adviser believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price. While the Fund invests principally in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures and options, in keeping with Fund objectives. The Fund may invest up to 30% of its total assets (excluding reserves) in foreign securities.

In pursuing its investment objective, the Fund's sub-adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Fund's sub-adviser believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests primarily in equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o DERIVATIVES RISK. Investing in derivative instruments, such as options, futures contracts, hybrids, forward currency contracts, indexed securities and asset-backed securities, involves special risks. In order to realize the desired result from the investment, the Fund's sub-adviser must correctly predict price movements, during the life of a derivative, or of the underlying asset. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, effective May 2, 2005, the Fund was combined with JNL/Alliance Capital Growth Fund, with the Fund as the surviving Fund. The performance shown is the Fund's historic performance and does not reflect the performance of the JNL/Alliance Capital Growth Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31
22.59%        29.47% 27.78%   21.77%   -0.34%   -10.23%  -23.33% 3.054%   9.89%
[insert chart]
1996          1997   1998     1999     2000     2001     2002    2003     2004

In the periods shown in the chart, the Fund's highest quarterly return was 23.36% (4th quarter of 1998) and its lowest quarterly return was -15.30% (3rd quarter of 2002).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
------------------------------------------------------------------ ------------- --------------- ------------------
                                                                      1 year         5 year        Life of Fund*
------------------------------------------------------------------ ------------- --------------- ------------------
JNL/T. Rowe Price Established Growth Fund (Class A)                        9.89%     -0.32%            11.88%
S&P 500 Index                                                             10.88%     -2.29%            10.81%
------------------------------------------------------------------ ------------- --------------- ------------------

The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.
* The Fund began operations on May 15, 1995.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------- -----------------------
                                                                                                     CLASS A
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Management/Administrative Fee*                                                                        0.70%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
12b-1 Service Fee                                                                                     0.20%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Other Expenses                                                                                        0.01%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Total Fund Annual Operating Expenses                                                                  0.91%
--------------------------------------------------------------------------------------------- -----------------------

* A reduction in the advisory fee took place on January 1, 2005. These estimates are based on the Fund's actual operating expenses for its most recently completed fiscal year, as adjusted for contractual changes.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

--------------------------------------------------------------------------------------- ------------------------
EXPENSE EXAMPLE                                                                                 CLASS A
--------------------------------------------------------------------------------------- ------------------------
--------------------------------------------------------------------------------------- ------------------------
1 Year                                                                                            $93
--------------------------------------------------------------------------------------- ------------------------
--------------------------------------------------------------------------------------- ------------------------
3 Years                                                                                          $290
--------------------------------------------------------------------------------------- ------------------------
--------------------------------------------------------------------------------------- ------------------------
5 Years                                                                                          $504
--------------------------------------------------------------------------------------- ------------------------
--------------------------------------------------------------------------------------- ------------------------
10 Years                                                                                       $1,120
--------------------------------------------------------------------------------------- ------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The JNL/T. Rowe Price Established Growth Fund invests most of its assets in common stocks of U.S. companies. However, the Fund may invest in other securities, including foreign securities, convertible securities, warrants, preferred stocks and corporate and government debt obligations, in keeping with Fund objectives.

The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

A Fund's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/T. Rowe Price Established Growth Fund is T. Rowe Price Associates, Inc. (T. Rowe), located at 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe was founded in 1937. T. Rowe and its affiliates provide investment advisory services to individual and institutional investor accounts. T. Rowe is a wholly owned subsidiary of T. Rowe Price Group, Inc., a publicly traded company the principal business of which is investment management services.

The Fund has an Investment Advisory Committee. Robert W. Smith, as Committee Chairman, is responsible for the day-to-day management of the Fund and works with the Committee in developing and executing the Fund's investment program. He is a Vice President of T. Rowe Price Group, Inc., T. Rowe Price Associates, Inc., and T. Rowe Price International, Inc. He is also a Portfolio Manager in the Equity Division. Bob serves as President and Investment Advisory Committee Chairman of the Growth Stock Fund. Bob is also a Vice President and Investment Advisory Committee member of the Blue Chip Growth Fund, Global Stock Fund, Emerging Europe & Mediterranean Fund, Emerging Markets Stock Fund, European Stock Fund, International Discovery Fund, International Growth & Income Fund, Media & Telecommunications Fund, and New America Growth Fund. Bob joined the firm in 1992 as a Research Analyst and previously served for five years as an Investment Analyst for Massachusetts Financial Services. Bob earned a B.S. in Finance and Economics from the University of Delaware and an M.B.A. from the Darden Graduate School of Business, University of Virginia.

The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of securities in the Fund.

JNL/T. ROWE PRICE MID-CAP GROWTH FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/T. Rowe Price Mid-Cap Growth Fund is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes), under normal circumstances, in a broadly diversified portfolio of common stocks of medium-sized (mid-capitalization) companies whose earnings the sub-adviser expects to grow at a faster rate than the average company. The sub-adviser defines mid-capitalization companies as those whose market capitalization, at the time of acquisition by the Fund, falls within the capitalization range of companies in the S&P MidCap 400 Index or the Russell Midcap(R) Growth Index - as of December 31, 2004, generally between $344.4 million and $34.5 billion. The market cap at companies in the Fund's portfolio and the S&P MidCap 400 and the Russell Midcap(R) Growth indices changes over time. However, the Fund will not automatically sell or cease to purchase stock of a company it already owns just because the company's market capitalization grows or falls outside this range. In addition, the Fund on occasion will purchase stock of some larger and smaller companies that have qualities consistent with the portfolio's core characteristics but whose market capitalization is outside the capitalization range of mid-cap companies.

Stock selection is based on a combination of fundamental bottom-up analysis and top-down quantitative strategies in an effort to identify companies with superior long-term appreciation prospects. Proprietary quantitative models are used to identify, measure and evaluate the characteristics of companies in the mid-cap growth sector that can influence stock returns. In addition, a portion of the portfolio will be invested using T. Rowe Price's fundamental research. The Portfolio will be broadly diversified, and this helps to mitigate the downside risk attributable to any single poorly-performing security.

As sub-adviser to the Fund, T. Rowe Price generally selects stocks using a growth approach and looks for companies that have:

     >> A demonstrated ability to consistently increase revenues, earnings and cash flow;

     >>   Capable management;

     >> Attractive business niches and operate in industries experiencing increasing demand;

     >>   A sustainable competitive advantage;

     >>   Proven products or services; or

     >>   Stock prices that appear to undervalue their growth prospects.

In pursuing its investment objective, the Fund's sub-adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Fund's sub-adviser believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

     o MID-CAP INVESTING RISK. Stocks of mid-capitalization companies entail greater risk and are usually more volatile than shares of larger companies. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31
23.47%     18.21%    21.49%    24.01%  7.16% -1.49%   -21.93%  38.60%   18.03%
[insert chart]
1996       1997      1998      1999    2000  2001     2002     2003     2004

In the periods shown in the chart, the Fund's highest quarterly return was 27.05% (4th quarter of 1998) and its lowest quarterly return was -19.54% (3rd quarter of 2002).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
-------------------------------------------------------------- ----------------- --------------- ------------------
                                                                    1 year           5 year        Life of Fund*
-------------------------------------------------------------- ----------------- --------------- ------------------
JNL/T. Rowe Price Mid-Cap Growth Fund (Class A)                     18.03%           6.15%           14.95%
S&P MidCap 400 Index                                                16.49%           9.53%           15.09%
Russell MidCap(R) Index                                             18.37%           5.97%           11.57%
-------------------------------------------------------------- ----------------- --------------- ------------------

The S&P MidCap 400 Index and the Russell MidCap(R) Index are broad-based, unmanaged indices.
* The Fund began operations on May 15, 1995.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------- ----------------------
                                                                                                      CLASS A
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Management/Administrative Fee                                                                          0.81%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
12b-1 Service Fee                                                                                      0.20%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Other Expenses                                                                                         0.01%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Total Fund Annual Operating Expenses                                                                   1.02%
---------------------------------------------------------------------------------------------- ----------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------ ---------------------------
EXPENSE EXAMPLE                                                                               CLASS A
------------------------------------------------------------------------------------ ---------------------------
------------------------------------------------------------------------------------ ---------------------------
1 Year                                                                                           $104
------------------------------------------------------------------------------------ ---------------------------
------------------------------------------------------------------------------------ ---------------------------
3 Years                                                                                          $325
------------------------------------------------------------------------------------ ---------------------------
------------------------------------------------------------------------------------ ---------------------------
5 Years                                                                                          $563
------------------------------------------------------------------------------------ ---------------------------
------------------------------------------------------------------------------------ ---------------------------
10 Years                                                                                       $1,248
------------------------------------------------------------------------------------ ---------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The Fund may also invest in securities other than U.S. common stocks, including foreign securities, futures and options, convertible securities, and warrants, in keeping with Fund objectives.

The Fund may invest up to 25% of its assets (excluding reserves) in foreign securities. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

DERIVATIVES. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and hybrids, involves special risks. The Fund may use derivative instruments for hedging purposes and to maintain market exposure. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in securities prices. If the Fund uses futures and options, it is exposed to additional volatility and potential losses. In order to realize the desired result from the investment, the Fund's sub-adviser must correctly predict price movements, during the life of a derivative, or of the underlying asset. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

A Fund's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/T. Rowe Price Mid-Cap Growth Fund is T. Rowe Price Associates, Inc. (T. Rowe), located at 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe was founded in 1937. T. Rowe and its affiliates provide investment advisory services to individual and institutional investor accounts. T. Rowe is a wholly owned subsidiary of T. Rowe Price Group, Inc., a publicly traded company the principal business of which is investment management services.

The Fund has an Investment Advisory Committee co-chaired by Brian W.H. Berghuis and Donald J. Peters. Brian W.H. Berghuis, CFA, is Co-Chairman of the Investment Advisory Committee for the JNL/T. Rowe Price Mid-Cap Growth Fund. He is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc., and a Portfolio Manager in the Equity Division. He is President of the Mid-Cap Growth Fund and Chairman of the fund's Investment Advisory Committee. Brian is also a Vice President and Investment Advisory Committee member of the New Horizons Fund and New America Growth Fund. He joined the firm in 1985. Brian earned an A.B. from Princeton University and an M.B.A. from Harvard Business School. He is a past President of the Baltimore Security Analysts Society. Brian has also earned the Chartered Financial Analyst accreditation.

Don Peters is Co-Chairman of the Investment Advisory Committee for the JNL/T. Rowe Price Mid-Cap Growth Fund. He is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc., and a Portfolio Manager in the Equity Division. He is a portfolio manager for major institutional relationships and the Diversified Mid-Cap Growth Fund, Tax-Efficient Growth Fund, Tax-Efficient Multi-Cap Growth Fund and the equity portion of the Tax-Efficient Balanced Fund. Prior to joining the firm in 1993, he was a Portfolio Manager for Geewax, Terker and Company. Don is a former naval officer and was interviewed and selected by Admiral Hyman G. Rickover to work on his headquarters staff for the Navy's nuclear propulsion program. He earned a B.A., summa cum laude, in Economics from Tulane University and an M.B.A. in Finance from the Wharton School, University of Pennsylvania.

The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of securities in the Fund.

JNL/T. ROWE PRICE VALUE FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/T. Rowe Price Value Fund is to provide long-term capital appreciation by investing in common stocks believed to be undervalued. Income is a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES. In taking a value approach to investment selection, at least 65% of total assets will be invested in common stocks the Fund's sub-adviser regards as undervalued. Stock holdings are expected to consist primarily of large-company issues, but may also include mid-cap and small-cap companies. The sub-adviser's research team seeks to identify companies that appear to be undervalued by various measures and may be temporarily out of favor, but have good prospects for capital appreciation. In selecting investments, the sub-adviser generally looks for the following:

     o low price/earnings, price/book value, or price/cash flow ratios relative to the S&P 500 Index, the company's peers, or its own historic norm;

     o    low stock price relative to a company's underlying asset values;

     o    a plan to improve the business through restructuring; and

     o    a sound balance sheet and other positive financial characteristics.

The Fund may invest up to 25% of its total assets (excluding reserves) in foreign securities.

In pursuing its investment objective, the Fund's sub-adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Fund's sub-adviser believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall. Investing in small- and medium-company stocks generally involves greater risks, and they are typically more volatile than larger, more established ones.

     o VALUE INVESTING RISK. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. The Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other types of stock funds. A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value or the factors that the manager believes will increase the price of the security do not occur.

     o SMALL CAP INVESTING RISK. The prices of equity securities of smaller companies may fluctuate more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for the portfolio to sell securities at a desirable price. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

     o FOREIGN INVESTING RISK. The Fund may invest up to 25% of its total assets (excluding reserves) in foreign securities. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o MID-CAP INVESTING RISK. Stocks of mid-capitalization companies entail greater risk and are usually more volatile than shares of larger companies. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31
0.78%             -16.84%           29.97%           15.12%
[insert chart]
2001              2002              2003             2004

In the periods shown in the chart, the Fund's highest quarterly return was 17.89% (2nd quarter of 2003) and its lowest quarterly return was -18.88% (3rd quarter of 2002).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
-------------------------------------------------------------------------- ------------------ -------------------
                                                                                1 year          Life of Fund*
-------------------------------------------------------------------------- ------------------ -------------------
JNL/T. Rowe Price Value Fund (Class A)                                          15.12%             7.65%
Russell 1000 Value Index                                                        13.70%             3.19%
-------------------------------------------------------------------------- ------------------ -------------------

The Russell 1000 Value Index is a broad-based, unmanaged index.
* The Fund began operations on May 1, 2000.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------ --------------------
                                                                                                       CLASS A
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Management/Administrative Fee*                                                                           0.77%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
12b-1 Service Fee                                                                                        0.20%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Other Expenses                                                                                           0.01%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Total Fund Annual Operating Expenses                                                                     0.98%
------------------------------------------------------------------------------------------------ --------------------

* A reduction in the advisory fee took place on January 1, 2005. These estimates are based on the Fund's actual operating expenses for its most recently completed fiscal year, as adjusted for contractual changes.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

-------------------------------------------------------------------------------------- ------------------------
EXPENSE EXAMPLE                                                                                CLASS A
-------------------------------------------------------------------------------------- ------------------------
-------------------------------------------------------------------------------------- ------------------------
1 Year                                                                                          $100
-------------------------------------------------------------------------------------- ------------------------
-------------------------------------------------------------------------------------- ------------------------
3 Years                                                                                         $312
-------------------------------------------------------------------------------------- ------------------------
-------------------------------------------------------------------------------------- ------------------------
5 Years                                                                                         $542
-------------------------------------------------------------------------------------- ------------------------
-------------------------------------------------------------------------------------- ------------------------
10 Years                                                                                      $1,201
-------------------------------------------------------------------------------------- ------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. OTHER INVESTMENTS. Although the Fund will invest primarily in common stocks, the Fund may invest in any type of security or instrument (including certain potentially high-risk derivatives) whose investment characteristics are consistent with the Fund's investment program. These may include:

     o    futures and options

     o    preferred stocks

     o    convertible securities and warrants

     o    fixed  income   securities,   including  lower  quality   (high-yield,
          high-risk bonds) commonly referred to as "junk bonds" (up to 10% of total assets)

     o hybrid instruments (up to 10% of total assets) which combine the characteristics of securities, futures and options

     o    private placements.

DERIVATIVES. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and hybrids, involves special risks. The Fund may use derivative instruments for hedging purposes and to maintain market exposure. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in securities prices. If the Fund uses futures and options, it is exposed to additional volatility and potential losses. In order to realize the desired result from the investment, the Fund's sub-adviser must correctly predict price movements, during the life of a derivative, or of the underlying asset. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

A Fund's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/T. Rowe Price Value Fund is T. Rowe Price Associates, Inc. (T. Rowe), located at 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe was founded in 1937. T. Rowe and its affiliates provide investment advisory services to individual and institutional investor accounts. T. Rowe is a wholly owned subsidiary of T. Rowe Price Group, Inc., a publicly traded company the principal business of which is investment management services.

The Fund has an Investment Advisory Committee. John Linehan, CFA, is Chairman of the Investment Advisory Committee for the JNL/T. Rowe Price Value Fund. He is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc. He is also a Portfolio Manager in the Equity Division. John is President of the Value Fund and Chairman of the fund's Investment Advisory Committee. He also co-manages several of the firm's separate account portfolios as a member of the Large-Cap Strategy Team and is the Lead Portfolio Manager for the SICAV U.S. Large-Cap Value Equity Fund. In addition, John is also a Vice President and member of the Investment Advisory Committee of the Equity Income Fund and the New Era Fund and a Vice President of the Capital Appreciation Fund. John joined the firm in 1998 and has nine years of previous investment experience at Bankers Trust and E.T. Petroleum. He earned a B.A. from Amherst College and an M.B.A. from Stanford University where he was the Henry Ford II Scholar, an Arjay Miller Scholar, and the winner of the Alexander A. Robichek Award in Finance. He has also earned the Chartered Financial Analyst accreditation.

The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed, and ownership of securities in the Fund.

JNL/S&P MANAGED CONSERVATIVE FUND

INVESTMENT   OBJECTIVE.   The  investment   objective  of  the  JNL/S&P  Managed
Conservative Fund is capital growth and current income.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing in Class A shares of a diversified group of other Funds (Underlying Funds). The Underlying Funds in which the JNL/S&P Managed Conservative Fund may invest are a part of the JNL Series Trust and the JNL Variable Fund LLC.

JNL SERIES TRUST

JNL/AIM Large Cap Growth Fund                                JNL/Mellon Capital Management Enhanced S&P 500 Stock
JNL/AIM Real Estate Fund                                     Index Fund
JNL/AIM Small Cap Growth Fund                                JNL/Oppenheimer Global Growth Fund
JNL/Alger Growth Fund                                        JNL/Oppenheimer Growth Fund
JNL/Eagle Core Equity Fund                                   JNL/PIMCO Total Return Bond Fund
JNL/Eagle SmallCap Equity Fund                               JNL/Putnam Equity Fund
JNL/FMR Balanced Fund                                        JNL/Putnam Midcap Growth Fund
JNL/FMR Capital Growth Fund                                  JNL/Putnam Value Equity Fund
JNL/Franklin Templeton Small Cap Value Fund                  JNL/Salomon Brothers High Yield Bond Fund
JNL/Goldman Sachs Mid Cap Value Fund                         JNL/Salomon Brothers Strategic Bond Fund
JNL/JPMorgan International Equity Fund                       JNL/Salomon Brothers U.S. Government & Quality Bond Fund
JNL/JPMorgan International Value Fund                        JNL/Select Balanced Fund
JNL/Lazard Mid Cap Value Fund                                JNL/Select Global Growth Fund
JNL/Lazard Small Cap Value Fund                              JNL/Select Large Cap Growth Fund
JNL/Mellon Capital Management S&P 500 Index Fund             JNL/Select Money Market Fund
JNL/Mellon Capital Management S&P 400 MidCap Index Fund      JNL/Select Value Fund
JNL/Mellon Capital Management Small Cap Index Fund           JNL/T. Rowe Price Established Growth Fund
JNL/Mellon Capital Management International Index Fund       JNL/T. Rowe Price Mid-Cap Growth Fund
JNL/Mellon Capital Management Bond Index Fund                JNL/T. Rowe Price Value Fund

JNL VARIABLE FUND LLC

JNL/Mellon Capital Management JNL 5 Fund
JNL/Mellon Capital Management VIP Fund
JNL/Mellon Capital Management Communications Sector Fund
JNL/Mellon Capital Management Consumer Brands Sector Fund
JNL/Mellon Capital Management Financial Sector Fund
JNL/Mellon Capital Management Healthcare Sector Fund
JNL/Mellon Capital Management Oil & Gas Sector Fund
JNL/Mellon Capital Management Technology Sector Fund

The Fund seeks to achieve capital growth through its investments in Underlying Funds that invest primarily in equity securities. These investments may include Funds that invest in stocks of large established companies as well as those that invest in stocks of smaller companies with above-average growth potential.

The Fund seeks to achieve current income through its investments in Underlying Funds that invest primarily in fixed-income securities. These investments may include Underlying Funds that invest in foreign bonds denominated in currencies other than U.S. dollars as well as Underlying Funds that invest exclusively in bonds of U.S. issuers. The Fund may invest in Underlying Funds that invest exclusively in investment-grade securities, as well as Underlying Funds that invest in high-yield, high-risk bonds, commonly referred to as "junk bonds."

Under normal circumstances, the Fund allocates approximately 10% to 30% of its assets to Underlying Funds that invest primarily in equity securities, 50% to 80% to Underlying Funds that invest primarily in fixed-income securities and 0% to 30% to Underlying Funds that invest primarily in money market funds. Within these three asset classes, the Fund remains flexible with respect to the percentage it will allocate among Underlying Funds.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. Since the Fund concentrates its investments in shares of the Underlying Funds, its performance is directly related to the ability of the Underlying Funds to meet their respective investment objectives, as well as the sub-adviser's allocation among the Underlying Funds. Accordingly, a variety of factors may influence the performance of the Fund, such as:

     o MARKET RISK. Because the Fund invests indirectly in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by an Underlying Funds, will fall. A broad-based market drop may also cause a bond's price to fall.

     o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information, more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause an Underlying Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that an Underlying Fund invests in bonds issued by a foreign government, that Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

     o EMERGING MARKETS RISK. The Fund may invest a portion of its assets in one or more Underlying Funds that hold securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

     o HIGH-YIELD/HIGH-RISK BONDS. Lower-rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, an Underlying Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of an Underlying Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o NON-DIVERSIFICATION. The Fund is "non-diversified." Under a definition provided by the Investment Company Act of 1940, as amended, non-diversified funds may invest in fewer assets, or in larger proportions of the assets of single companies or industries. Thus, the Fund may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund's total return and share price.

Because the Fund invests exclusively in the Underlying Funds, you should look elsewhere in this prospectus for the particular information about those Funds.

PERFORMANCE. The Performance of a Fund will vary from year to year. The Fund's performance figures will not reflect the deduction of any charges that are imposed under a variable annuity contract.

Performance for the Fund has not been included because the Fund has not been in operation for a full fiscal year as of December 31, 2004.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

--------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
--------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------- ---------------------
Management/Administrative Fee                                                                         0.18%
---------------------------------------------------------------------------------------------- ---------------------
---------------------------------------------------------------------------------------------- ---------------------
Other Expenses                                                                                        0.00%
---------------------------------------------------------------------------------------------- ---------------------
---------------------------------------------------------------------------------------------- ---------------------
Total Fund Annual Operating Expenses                                                                  0.18%
---------------------------------------------------------------------------------------------- ---------------------

As an investor in an Underlying Fund, the Fund also will bear its pro-rata portion of the operating expenses of that Underlying Fund, including Management and Administrative Fees, which are not reflected in the table immediately above, or in the Expense Example which follows. The total annual operating expenses of the Fund, including the operating expenses of the Underlying Funds in which it invests, could range from 0.78% to 1.35%.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate
Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

-------------------------------------------------------------------------------------- -----------------------
EXPENSE EXAMPLE
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
1 Year                                                                                           $18
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
3 Years                                                                                          $58
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
5 Years                                                                                         $101
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
10 Years                                                                                        $230
-------------------------------------------------------------------------------------- -----------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITION. When the sub-adviser believes that a temporary defensive position is desirable, the Fund may invest up to 100% of its assets in cash, cash equivalents or Underlying Funds that invest primarily in fixed-income securities. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive position may reduce the potential for appreciation of the Fund's portfolio.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser is Standard & Poor's Investment Advisory Services LLC ("SPIAS"), located at 55 Water Street, New York, New York 10041. SPIAS was established in 1995. SPIAS is a subsidiary of The McGraw-Hill Companies, Inc. ("McGraw-Hill"), a publicly traded company with interests in publishing, financial information and financial services. SPIAS is affiliated with Standard & Poor's ("S&P"), a division of McGraw-Hill. S&P is a provider of independent financial information, analytical services, and credit ratings to the global market place. In addition to SPIAS, S&P operates several affiliates that engage in other separate business activities, including a registered broker-dealer. S&P's other businesses are conducted separately and are subject to firewall restrictions. SPIAS operates independently of and has no access to analysis or other information supplied or obtained by S&P in connection with its ratings business, except to the extent such information is made available by S&P to the general public.

David J. Braverman, Peter K. Tsui and Joshua M. Harari share the primary responsibility for the day-to-day management of the Fund. David Braverman has been Vice President of SPIAS since June 2002. Mr. Braverman has served as Vice President of Standard & Poor's with responsibility for providing investment advice used for the development of new investment products as well as advisory relationships. He has worked for Standard & Poor's since 1985. Prior to that, Mr. Braverman worked for S&P's corporate parent for four years as an economist and as a cash management analyst in the Corporate Treasurer's office. Mr. Tsui has been a Senior Investment Officer since April 2001. Prior to 2001, Mr. Tsui worked at J.P. Morgan for 19 years. Mr. Harari has been a Senior Portfolio Officer since July 2002. From 2000 to 2002, Mr. Harari was a Vice President of Equities at Dresdner Kleinwort Wasserstein. Mr. Harari was employed at Standard & Poor's from 1986 to 2000. His duties included sharing primary responsibility for the day-to-day management of the JNL/S&P Funds from 1998 to 2000. Prior to 1998, Mr. Harari supervised S&P's industry equity analysts and covered the automotive and capital goods sectors.

The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of securities in the Fund.

JNL/S&P MANAGED MODERATE FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/S&P Managed Moderate Fund is to seek capital growth. Current income is a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objectives by investing in Class A shares of a diversified group of other Funds (Underlying Funds). The Underlying Funds in which the JNL/S&P Managed Moderate Fund may invest are a part of the JNL Series Trust and the JNL Variable Fund LLC.

JNL SERIES TRUST

JNL/AIM Large Cap Growth Fund                                JNL/Mellon Capital Management Enhanced S&P 500 Stock
JNL/AIM Real Estate Fund                                     Index Fund
JNL/AIM Small Cap Growth Fund                                JNL/Oppenheimer Global Growth Fund
JNL/Alger Growth Fund                                        JNL/Oppenheimer Growth Fund
JNL/Eagle Core Equity Fund                                   JNL/PIMCO Total Return Bond Fund
JNL/Eagle SmallCap Equity Fund                               JNL/Putnam Equity Fund
JNL/FMR Balanced Fund                                        JNL/Putnam Midcap Growth Fund
JNL/FMR Capital Growth Fund                                  JNL/Putnam Value Equity Fund
JNL/Franklin Templeton Small Cap Value Fund                  JNL/Salomon Brothers High Yield Bond Fund
JNL/Goldman Sachs Mid Cap Value Fund                         JNL/Salomon Brothers Strategic Bond Fund
JNL/JPMorgan International Equity Fund                       JNL/Salomon Brothers U.S. Government & Quality Bond Fund
JNL/JPMorgan International Value Fund                        JNL/Select Balanced Fund
JNL/Lazard Mid Cap Value Fund                                JNL/Select Global Growth Fund
JNL/Lazard Small Cap Value Fund                              JNL/Select Large Cap Growth Fund
JNL/Mellon Capital Management S&P 500 Index Fund             JNL/Select Money Market Fund
JNL/Mellon Capital Management S&P 400 MidCap Index Fund      JNL/Select Value Fund
JNL/Mellon Capital Management Small Cap Index Fund           JNL/T. Rowe Price Established Growth Fund
JNL/Mellon Capital Management International Index Fund       JNL/T. Rowe Price Mid-Cap Growth Fund
JNL/Mellon Capital Management Bond Index Fund                JNL/T. Rowe Price Value Fund

JNL VARIABLE FUND LLC

JNL/Mellon Capital Management JNL 5 Fund
JNL/Mellon Capital Management VIP Fund
JNL/Mellon Capital Management Communications Sector Fund
JNL/Mellon Capital Management Consumer Brands Sector Fund
JNL/Mellon Capital Management Financial Sector Fund
JNL/Mellon Capital Management Healthcare Sector Fund
JNL/Mellon Capital Management Oil & Gas Sector Fund
JNL/Mellon Capital Management Technology Sector Fund

The Fund seeks to achieve capital growth through its investments in Underlying Funds that invest primarily in equity securities. These investments may include Underlying Funds that invest in stocks of large established companies as well as those that invest in stocks of smaller companies with above-average growth potential.

The Fund seeks to achieve current income through its investments in Underlying Funds that invest primarily in fixed-income securities. These investments may include Underlying Funds that invest in foreign bonds denominated in currencies other than U.S. dollars as well as Underlying Funds that invest exclusively in bonds of U.S. issuers. The Fund may invest in Underlying Funds that invest exclusively in investment-grade securities, as well as Underlying Funds that invest in high-yield, high-risk bonds, commonly referred to as "junk bonds."

Under normal circumstances, the Fund allocates approximately 30% to 50% of its assets to Underlying Funds that invest primarily in equity securities, 35% to 65% to Underlying Funds that invest primarily in fixed-income securities and 0-25% to Underlying Funds that invest primarily in money market funds. Within these asset classes, the Fund remains flexible with respect to the percentage it will allocate among particular Underlying Funds.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. Since the Fund concentrates its investments in shares of the Underlying Funds, its performance is directly related to the ability of the Underlying Funds to meet their respective investment objectives, as well as the sub-adviser's allocation among the Underlying Funds. Accordingly, a variety of factors may influence its performance, such as:

     o MARKET RISK. Because the Fund invests indirectly in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by an Underlying Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

     o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause an Underlying Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that an Underlying Fund invests in bonds issued by a foreign government, that Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

     o EMERGING MARKETS RISK. The Fund may invest a portion of its assets in one or more Underlying Funds that hold securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

     o HIGH-YIELD/HIGH-RISK BONDS. Lower-rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, an Underlying Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

     o CURRENCY RISK. The value of an Underlying Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Underlying Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o NON-DIVERSIFICATION. The Fund is "non-diversified." Under a definition provided by the Investment Company Act of 1940, as amended, non-diversified funds may invest in fewer assets, or in larger proportions of the assets of single companies or industries. Thus, the Fund may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund's total return and share price.

Because the Fund invests exclusively in the Underlying Funds, you should look elsewhere in this prospectus for the particular information about those Funds.

PERFORMANCE. The Performance of a Fund will vary from year to year. The Fund's performance figures will not reflect the deduction of any charges that are imposed under a variable annuity contract.

Performance for the Fund has not been included because the Fund has not been in operation for a full fiscal year as of December 31, 2004.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

-------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
-------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------- ---------------------
Management/Administrative Fee                                                                        0.18%
--------------------------------------------------------------------------------------------- ---------------------
--------------------------------------------------------------------------------------------- ---------------------
Other Expenses                                                                                       0.00%
--------------------------------------------------------------------------------------------- ---------------------
--------------------------------------------------------------------------------------------- ---------------------
Total Fund Annual Operating Expenses                                                                 0.18%
--------------------------------------------------------------------------------------------- ---------------------

As an investor in an Underlying Fund, the Fund also will bear its pro-rata portion of the operating expenses of that Underlying Fund, including Management and Administrative Fees, which are not reflected in the table immediately above, or in the Expense Example which follows. The total annual operating expenses of the Fund, including the operating expenses of the Underlying Funds in which it invests, could range from 0.78% to 1.35%.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate
Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

-------------------------------------------------------------------------------------- -----------------------
EXPENSE EXAMPLE
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
1 Year                                                                                           $18
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
3 Years                                                                                          $58
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
5 Years                                                                                         $101
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
10 Years                                                                                        $230
-------------------------------------------------------------------------------------- -----------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITION. When the sub-adviser believes that a temporary defensive position is desirable, the Fund may invest up to 100% of its assets in cash, cash equivalents or Underlying Funds that invest primarily in fixed-income securities. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive position may reduce the potential for appreciation of the Fund's portfolio.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser is Standard & Poor's Investment Advisory Services LLC ("SPIAS"), located at 55 Water Street, New York, New York 10041. SPIAS was established in 1995. SPIAS is a subsidiary of The McGraw-Hill Companies, Inc. ("McGraw-Hill"), a publicly traded company with interests in publishing, financial information and financial services. SPIAS is affiliated with Standard & Poor's ("S&P"), a division of McGraw-Hill. S&P is a provider of independent financial information, analytical services, and credit ratings to the global market place. In addition to SPIAS, S&P operates several affiliates that engage in other separate business activities, including a registered broker-dealer. S&P's other businesses are conducted separately and are subject to firewall restrictions. SPIAS operates independently of and has no access to analysis or other information supplied or obtained by S&P in connection with its ratings business, except to the extent such information is made available by S&P to the general public.

David J. Braverman, Peter K. Tsui and Joshua M. Harari share the primary responsibility for the day-to-day management of the Fund. David Braverman has been Vice President of SPIAS since June 2002. Mr. Braverman has served as Vice President of Standard & Poor's with responsibility for providing investment advice used for the development of new investment products as well as advisory relationships. He has worked for Standard & Poor's since 1985. Prior to that, Mr. Braverman worked for S&P's corporate parent for four years as an economist and as a cash management analyst in the Corporate Treasurer's office. Mr. Tsui has been a Senior Investment Officer since April 2001. Prior to 2001, Mr. Tsui worked at J.P. Morgan for 19 years. Mr. Harari has been a Senior Portfolio Officer since July 2002. From 2000 to 2002, Mr. Harari was a Vice President of Equities at Dresdner Kleinwort Wasserstein. Mr. Harari was employed at Standard & Poor's from 1986 to 2000. His duties included sharing primary responsibility for the day-to-day management of the JNL/S&P Funds from 1998 to 2000. Prior to 1998, Mr. Harari supervised S&P's industry equity analysts and covered the automotive and capital goods sectors.

The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of securities in the Fund.

JNL/S&P MANAGED MODERATE GROWTH FUND (formerly JNL/S&P  Conservative Growth Fund
I)

INVESTMENT OBJECTIVE. The investment objective of the JNL/S&P Managed Moderate Growth Fund is capital growth and current income.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing in Class A shares of a diversified group of other Funds (Underlying Funds). The Underlying Funds in which the JNL/S&P Managed Moderate Growth Fund may invest are a part of the JNL Series Trust and the JNL Variable Fund LLC.

JNL SERIES TRUST
JNL/AIM Large Cap Growth Fund                                JNL/Mellon Capital Management Enhanced S&P 500 Stock
JNL/AIM Real Estate Fund                                     Index Fund
JNL/AIM Small Cap Growth Fund                                JNL/Oppenheimer Global Growth Fund
JNL/Alger Growth Fund                                        JNL/Oppenheimer Growth Fund
JNL/Eagle Core Equity Fund                                   JNL/PIMCO Total Return Bond Fund
JNL/Eagle SmallCap Equity Fund                               JNL/Putnam Equity Fund
JNL/FMR Balanced Fund                                        JNL/Putnam Midcap Growth Fund
JNL/FMR Capital Growth Fund                                  JNL/Putnam Value Equity Fund
JNL/Franklin Templeton Small Cap Value Fund                  JNL/Salomon Brothers High Yield Bond Fund
JNL/Goldman Sachs Mid Cap Value Fund                         JNL/Salomon Brothers Strategic Bond Fund
JNL/JPMorgan International Equity Fund                       JNL/Salomon Brothers U.S. Government & Quality Bond Fund
JNL/JPMorgan International Value Fund                        JNL/Select Balanced Fund
JNL/Lazard Mid Cap Value Fund                                JNL/Select Global Growth Fund
JNL/Lazard Small Cap Value Fund                              JNL/Select Large Cap Growth Fund
JNL/Mellon Capital Management S&P 500 Index Fund             JNL/Select Money Market Fund
JNL/Mellon Capital Management S&P 400 MidCap Index Fund      JNL/Select Value Fund
JNL/Mellon Capital Management Small Cap Index Fund           JNL/T. Rowe Price Established Growth Fund
JNL/Mellon Capital Management International Index Fund       JNL/T. Rowe Price Mid-Cap Growth Fund
JNL/Mellon Capital Management Bond Index Fund                JNL/T. Rowe Price Value Fund

JNL VARIABLE FUND LLC

JNL/Mellon Capital Management JNL 5 Fund
JNL/Mellon Capital Management VIP Fund
JNL/Mellon Capital Management Communications Sector Fund
JNL/Mellon Capital Management Consumer Brands Sector Fund
JNL/Mellon Capital Management Financial Sector Fund
JNL/Mellon Capital Management Healthcare Sector Fund
JNL/Mellon Capital Management Oil & Gas Sector Fund
JNL/Mellon Capital Management Technology Sector Fund

The Fund seeks to achieve capital growth through its investments in Underlying Funds that invest primarily in equity securities. These investments may include Funds that invest in stocks of large established companies as well as those that invest in stocks of smaller companies with above-average growth potential.

The Fund seeks to achieve current income through its investments in Underlying Funds that invest primarily in fixed-income securities. These investments may include Underlying Funds that invest in foreign bonds denominated in currencies other than U.S. dollars as well as Underlying Funds that invest exclusively in bonds of U.S. issuers. The Fund may invest in Underlying Funds that invest exclusively in investment-grade securities, as well as Underlying Funds that invest in high-yield, high-risk bonds, commonly referred to as "junk bonds."

Under normal circumstances, the Fund allocates approximately 50% to 70% of its assets to Underlying Funds that invest primarily in equity securities, 20% to 50% to Underlying Funds that invest primarily in fixed-income securities and 0% to 20% to Underlying Funds that invest primarily in money market funds. Within these three asset classes, the Fund remains flexible with respect to the percentage it will allocate among Underlying Funds.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. Since the Fund concentrates its investments in shares of the Underlying Funds, its performance is directly related to the ability of the Underlying Funds to meet their respective investment objectives, as well as the sub-adviser's allocation among the Underlying Funds. Accordingly, a variety of factors may influence the performance of the Fund, such as:

     o MARKET RISK. Because the Fund invests indirectly in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by an Underlying Funds, will fall. A broad-based market drop may also cause a bond's price to fall.

     o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information, more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause an Underlying Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that an Underlying Fund invests in bonds issued by a foreign government, that Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

     o EMERGING MARKETS RISK. The Fund may invest a portion of its assets in one or more Underlying Funds that hold securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

     o HIGH-YIELD/HIGH-RISK BONDS. Lower-rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, an Underlying Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of an Underlying Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o NON-DIVERSIFICATION. The Fund is "non-diversified." Under a definition provided by the Investment Company Act of 1940, as amended, non-diversified funds may invest in fewer assets, or in larger proportions of the assets of single companies or industries. Thus, the Fund may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund's total return and share price.

Because the Fund invests exclusively in the Underlying Funds, you should look elsewhere in this prospectus for the particular information about those Funds.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to broad-based indices since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

Effective April 30, 2004, the Fund was combined with JNL/S&P Conservative Growth Fund and JNL/S&P Conservative Growth Fund II, with the Fund as the surviving fund. The performance shown is the Fund's historic performance, and does not reflect the performance of the acquired funds.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31
19.52%            -1.55%    -4.78%   -8.48%     17.75%     9.58%
[insert chart]
1999              2000      2001     2002       2003       2004

In the period shown in the chart, the Fund's highest quarterly return was 13.55% (4th quarter of 1999) and its lowest quarterly return was -8.04% (3rd quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
--------------------------------------------------------------- ----------------- -------------- ------------------
                                                                     1 year          5 year        Life of Fund*
--------------------------------------------------------------- ----------------- -------------- ------------------
JNL/S&P Managed Moderate Growth Fund  (Class A)                       9.58%           2.05%            4.96%
Lehman Brothers Aggregate Bond Index                                  4.33%           7.70%            6.58%
S&P 500 Index                                                        10.88%          -2.29%            2.81%
--------------------------------------------------------------- ----------------- -------------- ------------------

The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices. The Lehman Brothers
Aggregate Bond Index is a broad-based, unmanaged index.
To create a more representative return comparison, 60% of the Fund's return is benchmarked to the S&P 500 and the remaining 40% of the Fund is benchmarked to the Lehman Brothers Aggregate Bond Index.
* The Fund began operations on April 9, 1998.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------- -------------------
Management/Administrative Fee                                                                  0.17%
---------------------------------------------------------------------------------------- -------------------
---------------------------------------------------------------------------------------- -------------------
Other Expenses                                                                                 0.01%
---------------------------------------------------------------------------------------- -------------------
---------------------------------------------------------------------------------------- -------------------
Total Fund Annual Operating Expenses                                                           0.18%
---------------------------------------------------------------------------------------- -------------------

As an investor in an Underlying Fund, the Fund also will bear its pro-rata portion of the operating expenses of that Underlying Fund, including Management and Administrative Fees, which are not reflected in the table immediately above, or in the Expense Example which follows. The total annual operating expenses of the Fund, including the operating expenses of the Underlying Funds in which it invests, could range from 0.78% to 1.35%.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate
Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

-------------------------------------------------------------------------------------- -----------------------
EXPENSE EXAMPLE
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
1 Year                                                                                           $18
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
3 Years                                                                                          $58
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
5 Years                                                                                         $101
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
10 Years                                                                                        $230
-------------------------------------------------------------------------------------- -----------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITION. When the sub-adviser believes that a temporary defensive position is desirable, the Fund may invest up to 100% of its assets in cash, cash equivalents or Underlying Funds that invest primarily in fixed-income securities. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive position may reduce the potential for appreciation of the Fund's portfolio.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser is Standard & Poor's Investment Advisory Services LLC ("SPIAS"), located at 55 Water Street, New York, New York 10041. SPIAS was established in 1995. SPIAS is a subsidiary of The McGraw-Hill Companies, Inc. ("McGraw-Hill"), a publicly traded company with interests in publishing, financial information and financial services. SPIAS is affiliated with Standard & Poor's ("S&P"), a division of McGraw-Hill. S&P is a provider of independent financial information, analytical services, and credit ratings to the global market place. In addition to SPIAS, S&P operates several affiliates that engage in other separate business activities, including a registered broker-dealer. S&P's other businesses are conducted separately and are subject to firewall restrictions. SPIAS operates independently of and has no access to analysis or other information supplied or obtained by S&P in connection with its ratings business, except to the extent such information is made available by S&P to the general public.

David J. Braverman, Peter K. Tsui and Joshua M. Harari share the primary responsibility for the day-to-day management of the Fund. David Braverman has been Vice President of SPIAS since June 2002. Mr. Braverman has served as Vice President of Standard & Poor's with responsibility for providing investment advice used for the development of new investment products as well as advisory relationships. He has worked for Standard & Poor's since 1985. Prior to that, Mr. Braverman worked for S&P's corporate parent for four years as an economist and as a cash management analyst in the Corporate Treasurer's office. Mr. Tsui has been a Senior Investment Officer since April 2001. Prior to 2001, Mr. Tsui worked at J.P. Morgan for 19 years. Mr. Harari has been a Senior Portfolio Officer since July 2002. From 2000 to 2002, Mr. Harari was a Vice President of Equities at Dresdner Kleinwort Wasserstein. Mr. Harari was employed at Standard & Poor's from 1986 to 2000. His duties included sharing primary responsibility for the day-to-day management of the JNL/S&P Funds from 1998 to 2000. Prior to 1998, Mr. Harari supervised S&P's industry equity analysts and covered the automotive and capital goods sectors.

The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of securities in the Fund.

JNL/S&P MANAGED GROWTH FUND (formerly, JNL/S&P Moderate Growth Fund I)

INVESTMENT OBJECTIVE. The investment objective of the JNL/S&P Managed Growth Fund is to seek capital growth. Current income is a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objectives by investing in Class A shares of a diversified group of other Funds (Underlying Funds). The Underlying Funds in which the JNL/S&P Managed Growth Fund may invest are a part of the JNL Series Trust and the JNL Variable Fund LLC.

JNL SERIES TRUST

JNL/AIM Large Cap Growth Fund                                JNL/Mellon Capital Management Enhanced S&P 500 Stock
JNL/AIM Real Estate Fund                                     Index Fund
JNL/AIM Small Cap Growth Fund                                JNL/Oppenheimer Global Growth Fund
JNL/Alger Growth Fund                                        JNL/Oppenheimer Growth Fund
JNL/Eagle Core Equity Fund                                   JNL/PIMCO Total Return Bond Fund
JNL/Eagle SmallCap Equity Fund                               JNL/Putnam Equity Fund
JNL/FMR Balanced Fund                                        JNL/Putnam Midcap Growth Fund
JNL/FMR Capital Growth Fund                                  JNL/Putnam Value Equity Fund
JNL/Franklin Templeton Small Cap Value Fund                  JNL/Salomon Brothers High Yield Bond Fund
JNL/Goldman Sachs Mid Cap Value Fund                         JNL/Salomon Brothers Strategic Bond Fund
JNL/JPMorgan International Equity Fund                       JNL/Salomon Brothers U.S. Government & Quality Bond Fund
JNL/JPMorgan International Value Fund                        JNL/Select Balanced Fund
JNL/Lazard Mid Cap Value Fund                                JNL/Select Global Growth Fund
JNL/Lazard Small Cap Value Fund                              JNL/Select Large Cap Growth Fund
JNL/Mellon Capital Management S&P 500 Index Fund             JNL/Select Money Market Fund
JNL/Mellon Capital Management S&P 400 MidCap Index Fund      JNL/Select Value Fund
JNL/Mellon Capital Management Small Cap Index Fund           JNL/T. Rowe Price Established Growth Fund
JNL/Mellon Capital Management International Index Fund       JNL/T. Rowe Price Mid-Cap Growth Fund
JNL/Mellon Capital Management Bond Index Fund                JNL/T. Rowe Price Value Fund

JNL VARIABLE FUND LLC

JNL/Mellon Capital Management JNL 5 Fund
JNL/Mellon Capital Management VIP Fund
JNL/Mellon Capital Management Communications Sector Fund
JNL/Mellon Capital Management Consumer Brands Sector Fund
JNL/Mellon Capital Management Financial Sector Fund
JNL/Mellon Capital Management Healthcare Sector Fund
JNL/Mellon Capital Management Oil & Gas Sector Fund
JNL/Mellon Capital Management Technology Sector Fund

The Fund seeks to achieve capital growth through its investments in Underlying Funds that invest primarily in equity securities. These investments may include Underlying Funds that invest in stocks of large established companies as well as those that invest in stocks of smaller companies with above-average growth potential.

The Fund seeks to achieve current income through its investments in Underlying Funds that invest primarily in fixed-income securities. These investments may include Underlying Funds that invest in foreign bonds denominated in currencies other than U.S. dollars as well as Underlying Funds that invest exclusively in bonds of U.S. issuers. The Fund may invest in Underlying Funds that invest exclusively in investment-grade securities, as well as Underlying Funds that invest in high-yield, high-risk bonds, commonly referred to as "junk bonds."

Under normal circumstances, the Fund allocates approximately 70% to 90% of its assets to Underlying Funds that invest primarily in equity securities, 5% to 30% to Underlying Funds that invest primarily in fixed-income securities and 0-15% to Underlying Funds that invest primarily in money market funds. Within these asset classes, the Fund remains flexible with respect to the percentage it will allocate among particular Underlying Funds.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. Since the Fund concentrates its investments in shares of the Underlying Funds, its performance is directly related to the ability of the Underlying Funds to meet their respective investment objectives, as well as the sub-adviser's allocation among the Underlying Funds. Accordingly, a variety of factors may influence its performance, such as:

     o MARKET RISK. Because the Fund invests indirectly in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by an Underlying Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

     o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause an Underlying Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that an Underlying Fund invests in bonds issued by a foreign government, that Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

     o EMERGING MARKETS RISK. The Fund may invest a portion of its assets in one or more Underlying Funds that hold securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

     o HIGH-YIELD/HIGH-RISK BONDS. Lower-rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, an Underlying Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

     o CURRENCY RISK. The value of an Underlying Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Underlying Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o NON-DIVERSIFICATION. The Fund is "non-diversified." Under a definition provided by the Investment Company Act of 1940, as amended, non-diversified funds may invest in fewer assets, or in larger proportions of the assets of single companies or industries. Thus, the Fund may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund's total return and share price.

Because the Fund invests exclusively in the Underlying Funds, you should look elsewhere in this prospectus for the particular information about those Funds.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to broad-based indices since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

Effective April 30, 2004, the Fund was combined with JNL/S&P Moderate Growth Fund and JNL/S&P Moderate Growth Fund II, with the Fund as the surviving fund. The performance shown is the Fund's historic performance, and does not reflect the performance of the acquired funds.

Effective October 4, 2004, the Fund was combined with JNL/S&P Core Index 100 Fund, with the Fund as the surviving fund. The performance shown is the Fund's historic performance, and does not reflect the performance of the acquired fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31
26.74%            -4.35%     -7.34%       -12.30%      21.73%           11.41%
[insert chart]
1999              2000       2001         2002         2003             2004

In the period shown in the chart, the Fund's highest quarterly return was 17.87% (4th quarter of 1999) and its lowest quarterly return was -11.27% (3rd quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
----------------------------------------------------------- ------------------- ------------------ ------------------
                                                                  1 year             5 year          Life of Fund*

----------------------------------------------------------- ------------------- ------------------ ------------------
JNL/S&P Managed Growth Fund  (Class A)                            11.41%              1.04%               5.33%
Lehman Brothers Aggregate Bond Index                               4.33%              7.70%               6.58%
S&P 500 Index                                                     10.88%             -2.29%               2.94%
----------------------------------------------------------- ------------------- ------------------ ------------------

The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices. The Lehman Brothers
Aggregate Bond Index is a broad-based, unmanaged index.
To create a more representative return comparison, 80% of the Fund's return is benchmarked to the S&P 500 and the remaining 20% is benchmarked to the Lehman
Brothers Aggregate Bond Index.
* The Fund began operations on April 8, 1998.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------- -------------------
Management/Administrative Fee                                                                  0.16%
---------------------------------------------------------------------------------------- -------------------
---------------------------------------------------------------------------------------- -------------------
Other Expenses                                                                                 0.01%
---------------------------------------------------------------------------------------- -------------------
---------------------------------------------------------------------------------------- -------------------
Total Fund Annual Operating Expenses                                                           0.17%
---------------------------------------------------------------------------------------- -------------------

As an investor in an Underlying Fund, the Fund also will bear its pro-rata portion of the operating expenses of that Underlying Fund, including Management and Administrative Fees, which are not reflected in the table immediately above, or in the Expense Example which follows. The total annual operating expenses of the Fund, including the operating expenses of the Underlying Funds in which it invests, could range from 0.77% to 1.34%.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate
Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

-------------------------------------------------------------------------------------- -----------------------
EXPENSE EXAMPLE
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
1 Year                                                                                           $17
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
3 Years                                                                                          $55
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
5 Years                                                                                          $96
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
10 Years                                                                                        $217
-------------------------------------------------------------------------------------- -----------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITION. When the sub-adviser believes that a temporary defensive position is desirable, the Fund may invest up to 100% of its assets in cash, cash equivalents or Underlying Funds that invest primarily in fixed-income securities. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive position may reduce the potential for appreciation of the Fund's portfolio.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser is Standard & Poor's Investment Advisory Services LLC ("SPIAS"), located at 55 Water Street, New York, New York 10041. SPIAS was established in 1995. SPIAS is a subsidiary of The McGraw-Hill Companies, Inc. ("McGraw-Hill"), a publicly traded company with interests in publishing, financial information and financial services. SPIAS is affiliated with Standard & Poor's ("S&P"), a division of McGraw-Hill. S&P is a provider of independent financial information, analytical services, and credit ratings to the global market place. In addition to SPIAS, S&P operates several affiliates that engage in other separate business activities, including a registered broker-dealer. S&P's other businesses are conducted separately and are subject to firewall restrictions. SPIAS operates independently of and has no access to analysis or other information supplied or obtained by S&P in connection with its ratings business, except to the extent such information is made available by S&P to the general public.

David J. Braverman, Peter K. Tsui and Joshua M. Harari share the primary responsibility for the day-to-day management of the Fund. David Braverman has been Vice President of SPIAS since June 2002. Mr. Braverman has served as Vice President of Standard & Poor's with responsibility for providing investment advice used for the development of new investment products as well as advisory relationships. He has worked for Standard & Poor's since 1985. Prior to that, Mr. Braverman worked for S&P's corporate parent for four years as an economist and as a cash management analyst in the Corporate Treasurer's office. Mr. Tsui has been a Senior Investment Officer since April 2001. Prior to 2001, Mr. Tsui worked at J.P. Morgan for 19 years. Mr. Harari has been a Senior Portfolio Officer since July 2002. From 2000 to 2002, Mr. Harari was a Vice President of Equities at Dresdner Kleinwort Wasserstein. Mr. Harari was employed at Standard & Poor's from 1986 to 2000. His duties included sharing primary responsibility for the day-to-day management of the JNL/S&P Funds from 1998 to 2000. Prior to 1998, Mr. Harari supervised S&P's industry equity analysts and covered the automotive and capital goods sectors.

The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of securities in the Fund.

JNL/S&P MANAGED AGGRESSIVE GROWTH FUND (formerly, JNL/S&P Aggressive Growth Fund
I)

INVESTMENT OBJECTIVE. The investment objective of the JNL/S&P Managed Aggressive Growth Fund is capital growth.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing in Class A shares of a diversified group of other Funds (Underlying Funds). The Underlying Funds in which the JNL/S&P Managed Aggressive Growth Fund may invest are a part of the JNL Series Trust and the JNL Variable Fund LLC.

JNL SERIES TRUST

JNL/AIM Large Cap Growth Fund                                JNL/Mellon Capital Management Enhanced S&P 500 Stock
JNL/AIM Real Estate Fund                                     Index Fund
JNL/AIM Small Cap Growth Fund                                JNL/Oppenheimer Global Growth Fund
JNL/Alger Growth Fund                                        JNL/Oppenheimer Growth Fund
JNL/Eagle Core Equity Fund                                   JNL/PIMCO Total Return Bond Fund
JNL/Eagle SmallCap Equity Fund                               JNL/Putnam Equity Fund
JNL/FMR Balanced Fund                                        JNL/Putnam Midcap Growth Fund
JNL/FMR Capital Growth Fund                                  JNL/Putnam Value Equity Fund
JNL/Franklin Templeton Small Cap Value Fund                  JNL/Salomon Brothers High Yield Bond Fund
JNL/Goldman Sachs Mid Cap Value Fund                         JNL/Salomon Brothers Strategic Bond Fund
JNL/JPMorgan International Equity Fund                       JNL/Salomon Brothers U.S. Government & Quality Bond Fund
JNL/JPMorgan International Value Fund                        JNL/Select Balanced Fund
JNL/Lazard Mid Cap Value Fund                                JNL/Select Global Growth Fund
JNL/Lazard Small Cap Value Fund                              JNL/Select Large Cap Growth Fund
JNL/Mellon Capital Management S&P 500 Index Fund             JNL/Select Money Market Fund
JNL/Mellon Capital Management S&P 400 MidCap Index Fund      JNL/Select Value Fund
JNL/Mellon Capital Management Small Cap Index Fund           JNL/T. Rowe Price Established Growth Fund
JNL/Mellon Capital Management International Index Fund       JNL/T. Rowe Price Mid-Cap Growth Fund
JNL/Mellon Capital Management Bond Index Fund                JNL/T. Rowe Price Value Fund

JNL VARIABLE FUND LLC

JNL/Mellon Capital Management JNL 5 Fund
JNL/Mellon Capital Management VIP Fund
JNL/Mellon Capital Management Communications Sector Fund
JNL/Mellon Capital Management Consumer Brands Sector Fund
JNL/Mellon Capital Management Financial Sector Fund
JNL/Mellon Capital Management Healthcare Sector Fund
JNL/Mellon Capital Management Oil & Gas Sector Fund
JNL/Mellon Capital Management Technology Sector Fund

The Fund seeks to achieve capital growth through its investments in Underlying Funds that invest primarily in equity securities. These investments may include Funds that invest in stocks of large established companies as well as those that invest in stocks of smaller companies with above-average growth potential.

Under normal circumstances, the Fund allocates up to 80% to 100% of its assets to Underlying Funds that invest primarily in equity securities, 0% to 20% to Underlying Funds that invest primarily in fixed-income securities and 0% to 20% to Underlying Funds that invest primarily in money market funds. The Fund remains flexible with respect to the percentage it will allocate among those particular Underlying Funds that invest primarily in equity securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. Since the Fund concentrates its investments in shares of the Underlying Funds, its performance is directly related to the ability of the Underlying Funds to meet their respective investment objectives, as well as the sub-adviser's allocation among the Underlying Funds. Accordingly, a variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests indirectly in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by an Underlying Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause an Underlying Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that an Underlying Fund invests in bonds issued by a foreign government, that Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

     o EMERGING MARKETS RISK. The Fund may invest a portion of its assets in one or more Underlying Funds that hold securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

     o HIGH-YIELD/HIGH-RISK BONDS. Lower-rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, an Underlying Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

     o CURRENCY RISK. The value of an Underlying Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Underlying Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o NON-DIVERSIFICATION. The Fund is "non-diversified." Under a definition provided by the Investment Company Act of 1940, as amended, non-diversified funds may invest in fewer assets, or in larger proportions of the assets of single companies or industries. Thus, the Fund may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund's total return and share price.

Because the Fund invests exclusively in the Underlying Funds, you should look elsewhere in this prospectus for the particular information about those Funds.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's average annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

Effective April 30, 2004, the Fund was combined with JNL/S&P Very Aggressive Growth Fund II, with the Fund as the surviving fund. The performance shown is the Fund's historic performance, and does not reflect the performance of the acquired funds.

Effective October 4, 2004, the Fund was combined with JNL/S&P Very Aggressive Growth Fund I, JNL/S&P Equity Growth Fund I, JNL/S&P Equity Aggressive Growth Fund I, JNL/S&P Core Index 75 Fund and JNL/S&P Core Index 50 Fund, with the Fund as the surviving fund. The performance shown is the Fund's historic performance, and does not reflect the performance of the acquired funds.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31
35.38%            -9.37%   -10.58%  -18.26%      26.80%           12.61%
[insert chart]
1999              2000     2001     2002         2003             2004

In the period shown in the chart, the Fund's highest quarterly return was 29.63% (4th quarter of 1999) and its lowest quarterly return was -18.15% (3rd quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
------------------------------------------------------------- ------------------- ------------------ ------------------
                                                                    1 year             5 year          Life of Fund*

------------------------------------------------------------- ------------------- ------------------ ------------------
JNL/S&P Managed Aggressive Growth Fund  (Class A)                   12.61%             -1.11%              5.04%
S&P 500 Index                                                       10.88%             -2.29%              2.85%
Lehman Brothers Aggregate Bond Index                                 4.33%              7.70%              6.58%
------------------------------------------------------------- ------------------- ------------------ ------------------

The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices. The Lehman Brothers
Aggregate Bond Index is a broad-based, unmanaged index.
To create a more representative return comparison, 90% of the Fund's return is benchmarked to the S&P 500 and the remaining 10% is benchmarked to the Lehman
Brothers Aggregate Bond Index.

* The Fund began operations on April 8, 1998.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------- -------------------
Management/Administrative Fee                                                                  0.18%
---------------------------------------------------------------------------------------- -------------------
---------------------------------------------------------------------------------------- -------------------
Other Expenses                                                                                 0.00%
---------------------------------------------------------------------------------------- -------------------
---------------------------------------------------------------------------------------- -------------------
Total Fund Annual Operating Expenses                                                           0.18%
---------------------------------------------------------------------------------------- -------------------

As an investor in an Underlying Fund, the Fund also will bear its pro-rata portion of the operating expenses of that Underlying Fund, including Management and Administrative Fees, which are not reflected in the table immediately above, or in the Expense Example which follows. The total annual operating expenses of the Fund, including the operating expenses of the Underlying Funds in which it invests, could range from 0.78% to 1.35%.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate
Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

-------------------------------------------------------------------------------------- -----------------------
EXPENSE EXAMPLE
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
1 Year                                                                                           $18
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
3 Years                                                                                          $58
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
5 Years                                                                                         $101
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
10 Years                                                                                        $230
-------------------------------------------------------------------------------------- -----------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITION. When the sub-adviser believes that a temporary defensive position is desirable, the Fund may invest up to 100% of its assets in cash, cash equivalents or Underlying Funds that invest primarily in fixed-income securities. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive position may reduce the potential for appreciation of the Fund's portfolio.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser is Standard & Poor's Investment Advisory Services LLC ("SPIAS"), located at 55 Water Street, New York, New York 10041. SPIAS was established in 1995. SPIAS is a subsidiary of The McGraw-Hill Companies, Inc. ("McGraw-Hill"), a publicly traded company with interests in publishing, financial information and financial services. SPIAS is affiliated with Standard & Poor's ("S&P"), a division of McGraw-Hill. S&P is a provider of independent financial information, analytical services, and credit ratings to the global market place. In addition to SPIAS, S&P operates several affiliates that engage in other separate business activities, including a registered broker-dealer. S&P's other businesses are conducted separately and are subject to firewall restrictions. SPIAS operates independently of and has no access to analysis or other information supplied or obtained by S&P in connection with its ratings business, except to the extent such information is made available by S&P to the general public.

David J. Braverman, Peter K. Tsui and Joshua M. Harari share the primary responsibility for the day-to-day management of the Fund. David Braverman has been Vice President of SPIAS since June 2002. Mr. Braverman has served as Vice President of Standard & Poor's with responsibility for providing investment advice used for the development of new investment products as well as advisory relationships. He has worked for Standard & Poor's since 1985. Prior to that, Mr. Braverman worked for S&P's corporate parent for four years as an economist and as a cash management analyst in the Corporate Treasurer's office. Mr. Tsui has been a Senior Investment Officer since April 2001. Prior to 2001, Mr. Tsui worked at J.P. Morgan for 19 years. Mr. Harari has been a Senior Portfolio Officer since July 2002. From 2000 to 2002, Mr. Harari was a Vice President of Equities at Dresdner Kleinwort Wasserstein. Mr. Harari was employed at Standard & Poor's from 1986 to 2000. His duties included sharing primary responsibility for the day-to-day management of the JNL/S&P Funds from 1998 to 2000. Prior to 1998, Mr. Harari supervised S&P's industry equity analysts and covered the automotive and capital goods sectors.

The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of securities in the Fund.

MORE ABOUT THE INVESTMENT OBJECTIVES AND RISKS OF ALL FUNDS

The investment objectives of the respective Funds are not fundamental and may be changed by the Trustees without shareholder approval.

Certain Funds state in the description of their investment strategies that they may invest in futures contracts in certain circumstances. The Fund's use of commodity futures and commodity options trading should not be viewed as providing a vehicle for shareholder participation in a commodity pool. Rather, a Fund will employ such techniques only for: (1) hedging purposes; or (2) otherwise, to the extent that (i) aggregate initial margin and required premiums do not exceed 5 percent of the Fund's net assets; or (ii) the "notional" amount of such contracts does not exceed the net assets of the Fund. Jackson National Asset Management, LLCSM and the sub-advisers have claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, they are not subject to registration or regulation as pool operators under that Act.

                             MANAGEMENT OF THE TRUST

INVESTMENT ADVISER

Under Massachusetts law and the Trust's Declaration of Trust and By-Laws, the management of the business and affairs of the Trust is the responsibility of the Trustees.

Jackson National Asset Management, LLCSM (JNAM L.L.C.(R) or the Adviser), 1 Corporate Way, Lansing, Michigan 48951, is the investment adviser to the Trust and provides the Trust with professional investment supervision and management. The Adviser is a wholly owned subsidiary of Jackson National Life Insurance Company (JNL), which is in turn wholly owned by Prudential plc, a publicly traded life insurance company in the United Kingdom. The Adviser is the successor to Jackson National Financial Services, LLC which served as investment adviser to the Trust from July 1, 1998 until January 31, 2001. Jackson National Financial Services, Inc. served as investment adviser from the inception of the Trust until July 1, 1998.

MANAGEMENT FEE

As compensation for its services, the Adviser receives a fee from the Trust computed separately for each Fund, accrued daily and payable monthly. The fee the Adviser receives from each Fund is set forth below as an annual percentage of the net assets of the Fund. Each JNL/S&P Fund will indirectly bear its pro rata share of fees of the Underlying Funds in addition to the fees shown for that Fund.


............................................... ................................... .................................
                                                                                         Advisory Fee (Annual Rate
                                                                                              Based on Average Net
FUND                                           ASSETS                                         Assets of each FUND)
----                                           ------                                                       ------
............................................... ................................... .................................
............................................... ................................... .................................
JNL/AIM Large Cap Growth Fund                  $0 to $50 million                                               .75%
                                               $50 to $300 million                                             .70%
                                               Over $300 million                                               .65%

............................................... ................................... .................................
............................................... ................................... .................................
JNL/AIM Real Estate Fund                       $0 to $50 million                                               .75%
                                               Over $50 million                                                .70%

............................................... ................................... .................................
............................................... ................................... .................................
JNL/AIM Small Cap Growth Fund                  $0 to $300 million                                              .85%
                                               Over $300 million                                               .80%

............................................... ................................... .................................
............................................... ................................... .................................
JNL/Alger Growth Fund                          $0 to $300 million                                              .70%
                                               $300 million to $500 million                                    .65%
                                               Over $500 million                                               .60%

............................................... ................................... .................................
............................................... ................................... .................................
JNL/Eagle Core Equity Fund                     $0 to $50 million                                               .70%
                                               $50 million to $300 million                                     .65%
                                               Over $300 million                                               .55%

............................................... ................................... .................................
............................................... ................................... .................................
JNL/Eagle SmallCap Equity Fund                 $0 to $150 million                                              .75%
                                               $150 million to $500 million                                    .70%
                                               Over $500 million                                               .65%

............................................... ................................... .................................
............................................... ................................... .................................
JNL/FMR Balanced Fund                          $0 to $500 million                                              .70%
                                               $500 million to $750 million                                    .65%
                                               Over $750 million                                               .60%

............................................... ................................... .................................
............................................... ................................... .................................
JNL/FMR Capital Growth Fund                    $0 to $250 million                                              .70%
                                               $250 million to $750 million                                    .65%
                                               $750 million to $1.5 billion                                    .60%
                                               Over $1.5 billion                                               .55%

............................................... ................................... .................................
............................................... ................................... .................................
JNL/Franklin Templeton Small Cap Value Fund    $0 to $200 million                                              .85%
                                               $200 million to $500 million                                    .77%
                                               Over $500 million                                               .75%

............................................... ................................... .................................
............................................... ................................... .................................
JNL/Goldman Sachs Mid Cap Value Fund           $0 to $100 million                                              .75%
                                               Over $100 million                                               .70%

............................................... ................................... .................................
............................................... ................................... .................................
JNL/JPMorgan International Equity Fund         $0 to $50 million                                               .75%
                                               $50 million to $200 million                                     .70%
                                               $200 million to $500 million                                    .65%
                                               Over $500 million                                               .60%

............................................... ................................... .................................
............................................... ................................... .................................
JNL/JPMorgan International Value Fund          $0 to $50 million                                               .75%
                                               $50 million to $200 million                                     .70%
                                               $200 million to $500 million                                    .65%
                                               Over $500 million                                               .60%

............................................... ................................... .................................
............................................... ................................... .................................
JNL/Lazard Mid Cap Value Fund                  $0 to $100 million                                              .75%
                                               $100 million to $250 million                                    .70%
                                               Over $250 million                                               .65%

............................................... ................................... .................................
............................................... ................................... .................................
JNL/Lazard Small Cap Value Fund                $0 to $500 million                                              .75%
                                               Over $500 million                                               .70%

............................................... ................................... .................................
............................................... ................................... .................................
JNL/Mellon Capital Management S&P 500 Index    $0 to $500 million                                              .29%
Fund                                           Over $500 million                                               .24%

............................................... ................................... .................................
............................................... ................................... .................................
JNL/Mellon Capital Management S&P 400 MidCap   $0 to $500 million                                              .29%
Index Fund                                     Over $500 million                                               .24%

............................................... ................................... .................................
............................................... ................................... .................................
JNL/Mellon Capital Management Small Cap        $0 to $500 million                                              .29%
Index Fund                                     Over $500 million                                               .24%

............................................... ................................... .................................
............................................... ................................... .................................
JNL/Mellon Capital Management International    $0 to $500 million                                              .30%
Index Fund                                     Over $500 million                                               .25%

............................................... ................................... .................................
............................................... ................................... .................................
JNL/Mellon Capital Management Bond Index Fund  $0 to $500 million                                              .30%
                                               Over $500 million                                               .25%

............................................... ................................... .................................
............................................... ................................... .................................
JNL/Mellon Capital Management Enhanced S&P     $0 to $50 million                                               .50%
500 Stock Index Fund                           Over $50 million                                                .45%

............................................... ................................... .................................
............................................... ................................... .................................
JNL/Oppenheimer Global Growth Fund             $0 to $300 million                                              .70%
                                               Over $300 million                                               .60%

............................................... ................................... .................................
............................................... ................................... .................................
JNL/Oppenheimer Growth Fund                    $0 to $300 million                                              .70%
                                               Over $300 million                                               .60%

............................................... ................................... .................................
............................................... ................................... .................................
JNL/PIMCO Total Return Bond Fund               All assets                                                      .50%

............................................... ................................... .................................
............................................... ................................... .................................
JNL/Putnam Equity Fund                         $0 to $150 million                                             .675%
                                               $150 million to $300 million                                    .60%
                                               Over $300 million                                              .575%

............................................... ................................... .................................
............................................... ................................... .................................
JNL/Putnam Midcap Growth Fund                  $0 to $300 million                                              .75%
                                               Over $300 million                                               .70%

............................................... ................................... .................................
............................................... ................................... .................................
JNL/Putnam Value Equity Fund                   $0 to $150 million                                             .675%
                                               $150 million to $300 million                                    .60%
                                               Over $300 million                                              .575%

............................................... ................................... .................................
............................................... ................................... .................................
JNL/Salomon Brothers High Yield Bond Fund      $0 to $50 million                                               .55%
                                               $50 million to $150 million                                     .50%
                                               $150 million to $300 million                                   .475%
                                               $300 million to $500 million                                    .45%
                                               Over $500 million                                              .425%

............................................... ................................... .................................
............................................... ................................... .................................
JNL/Salomon Brothers Strategic Bond Fund       $0 to $150 million                                              .65%
                                               $150 million to $500 million                                    .60%
                                               Over $500 million                                               .55%

............................................... ................................... .................................
............................................... ................................... .................................
JNL/Salomon Brothers U.S. Government &         $0 to $150 million                                              .50%
Quality Bond Fund                              $150 million to $300 million                                    .45%
                                               $300 million to $500 million                                    .40%
                                               Over $500 million                                               .35%

............................................... ................................... .................................
............................................... ................................... .................................
JNL/Select Balanced Fund                       $0 to $50 million                                               .55%
                                               $50 million to $150 million                                     .50%
                                               $150 million to $300 million                                   .475%
                                               $300 million to $500 million                                    .45%
                                               Over $500 million                                              .425%

............................................... ................................... .................................
............................................... ................................... .................................
JNL/Select Global Growth Fund                  $0 to $150 million                                              .75%
                                               $150 million to $500 million                                    .70%
                                               $500 million to $750 million                                    .65%
                                               Over $750 million                                               .60%

............................................... ................................... .................................
............................................... ................................... .................................
JNL/Select Large Cap Growth Fund               $0 to $150 million                                              .70%
                                               $150 million to $500 million                                    .65%
                                               $500 million to $750 million                                    .60%
                                               Over $750 million                                               .55%

............................................... ................................... .................................
............................................... ................................... .................................
JNL/Select Money Market Fund                   $0 to $500 million                                              .30%
                                               Over $500 million                                               .25%

............................................... ................................... .................................
............................................... ................................... .................................
JNL/Select Value Fund                          $0 to $300 million                                              .55%
                                               $300 million to $500 million                                    .50%
                                               Over $500 million                                               .45%

............................................... ................................... .................................
............................................... ................................... .................................
JNL/T. Rowe Price Established Growth Fund      $0 to $150 million                                              .65%
                                               $150 to $500 million                                            .60%
                                               Over $500 million                                               .55%

............................................... ................................... .................................
............................................... ................................... .................................
JNL/T. Rowe Price Mid-Cap Growth Fund          $0 to $150 million                                              .75%
                                               Over $150 million                                               .70%

............................................... ................................... .................................
............................................... ................................... .................................
JNL/T. Rowe Price Value Fund                   $0 to $150 million                                              .70%
                                               $150 to $500 million                                            .65%
                                               Over $500 million                                               .60%

............................................... ................................... .................................
............................................... ................................... .................................
JNL/S&P Managed Conservative Fund              $0 to $500 million                                              .13%
                                               Over $500 million                                               .08%

............................................... ................................... .................................
............................................... ................................... .................................
JNL/S&P Managed Moderate Fund                  $0 to $500 million                                              .13%
                                               Over $500 million                                               .08%

............................................... ................................... .................................
............................................... ................................... .................................
JNL/S&P Managed Moderate Growth                $0 to $500 million                                              .13%
Fund                                           Over $500 million                                               .08%

............................................... ................................... .................................
............................................... ................................... .................................
JNL/S&P Managed Growth Fund                    $0 to $500 million                                              .13%
                                               Over $500 million                                               .08%

............................................... ................................... .................................
............................................... ................................... .................................
JNL/S&P Managed Aggressive Growth Fund         $0 to $500 million                                              .13%
                                               Over $500 million                                               .08%

............................................... ................................... .................................

SUB-ADVISORY ARRANGEMENTS

The Adviser selects, contracts with and compensates sub-advisers to manage the investment and reinvestment of the assets of the Funds of the Trust. The Adviser monitors the compliance of such sub-advisers with the investment objectives and related policies of each Fund and reviews the performance of such sub-advisers and reports periodically on such performance to the Trustees of the Trust.

Under the terms of each of the Sub-Advisory Agreements with the Adviser, the sub-adviser manages the investment and reinvestment of the assets of the assigned Fund, subject to the supervision of the Trustees of the Trust. The sub-adviser formulates a continuous investment program for each such Fund consistent with its investment objectives and policies outlined in this Prospectus. Each sub-adviser, except SPIAS, implements such programs by purchases and sales of securities. Because the investments of the Funds for which SPIAS is sub-adviser consist exclusively of shares of other Funds of the Trust, SPIAS relays its program recommendations to the Adviser for implementation. Each sub-adviser regularly reports to the Adviser and the Trustees of the Trust with respect to the implementation of such programs.

As compensation for its services, each sub-adviser receives a fee from the Adviser computed separately for the applicable Fund, stated as an annual percentage of the net assets of such Fund. The SAI contains a schedule of the management fees the Adviser currently is obligated to pay the sub-advisers out of the advisory fee it receives from the Fund.

The Adviser and the Trust, together with other investment companies of which the Adviser is investment adviser, has been granted an exemption from the Securities and Exchange Commission that allows the Adviser to hire, replace or terminate sub-advisers with the approval of the Board of Trustees, but without the approval of shareholders. The order allows the Adviser to revise a sub-advisory agreement with the approval of the Board of Trustees, but without shareholder approval. Under the terms of the exemption, if a new sub-adviser is hired by the Adviser, shareholders in the affected Fund will receive information about the new sub-adviser within 90 days of the change. The order allows the Funds to operate more efficiently and with greater flexibility. The Adviser provides the following oversight and evaluation services to the Funds, including, but not limited to:

     o performing initial due diligence on prospective sub-advisers for the Funds;

     o    monitoring the performance of sub-advisers;

     o    communicating performance expectations to the sub-advisers; and

     o    ultimately   recommending   to  the  Board  of   Trustees   whether  a
          sub-adviser's contract should be renewed, modified or terminated.

The Adviser does not expect to recommend frequent changes of sub-advisers. Although the Adviser will monitor the performance of the sub-advisers, there is no certainty that any sub-adviser or Funds will obtain favorable results at any given time. At a shareholder meeting of the Trust held on October 26, 2000, the shareholders of all Funds approved this multi-manager structure.

                               ADMINISTRATIVE FEE

In addition to the investment advisory fee, each Fund, except the JNL/JPMorgan International Value Fund, the JNL/Select Global Growth Fund, the JNL/Oppenheimer Global Growth Fund, the JNL/Mellon Capital Management International Index Fund, the JNL/JPMorgan International Equity Fund and the JNL/S&P Funds, pays to JNAM L.L.C. (the Administrator) an Administrative Fee of .10% of the average daily net assets of the Fund. The JNL/JPMorgan International Value Fund, the JNL/Select Global Growth Fund, the JNL/Oppenheimer Global Growth Fund, the JNL/Mellon Capital Management International Index Fund and the JNL/JPMorgan International Equity Fund pay an Administrative Fee of .15%. The JNL/S&P Funds pay an Administrative Fee of .05%. In return for the Administrative Fee, the Administrator provides or procures all necessary administrative functions and services for the operation of the Funds. In addition, the Administrator, at its own expense, arranges for legal, audit, fund accounting, custody, printing and mailing, and all other services necessary for the operation of each Fund. Each Fund is responsible for trading expenses including brokerage commissions, interest and taxes, other non-operating expenses, licensing costs, a portion of the Chief Compliance Officer costs, directors and officers insurance, the fees and expenses of the disinterested Trustees and of independent legal counsel to the disinterested Trustees (categorized as "Other Expenses" in the fee tables).

                                CLASSES OF SHARES

Effective December 15, 2003, the Trust adopted a multi-class plan pursuant to Rule 18f-3 under the 1940 Act. Under the multi-class plan, each Fund has two classes of shares (Class A and Class B), except (i) the JNL/Select Money Market Fund has three classes of shares (Class A, Class B and Class C) and (ii) the JNL/S&P Funds have one class of shares. The outstanding shares of all Funds (except JNL/S&P Funds) as of that date have been redesignated Class A shares.

This prospectus offers one class of shares. Under the multi-class structure, the Class A shares and Class B shares of each Fund, and the Class A, Class B and Class C shares of the JNL/Select Money Market Fund, represent interests in the same portfolio of securities, and will be substantially the same except for "class expenses." The expenses of each Fund will be borne by each Class of shares based on the net assets of the Fund attributable to each Class, except that class expenses will be allocated to each Class. "Class expenses" will include any distribution or administrative or service expense allocable to the appropriate Class, pursuant to the Brokerage Enhancement Plan described below, and any other expense that JNAMSM determines, subject to ratification or approval by the Board, to be properly allocable to that Class, including: (i) printing and postage expenses related to preparing and distributing to the shareholders of a particular Class (or contract owners of variable contracts funded by shares of such Class) materials such as prospectuses, shareholder reports and (ii) professional fees relating solely to one Class.

                                DISTRIBUTION PLAN

All Funds of the Trust except the JNL/Select Money Market Fund and each of the JNL/S&P Funds, have adopted, in accord with the provisions of Rule 12b-1 under the Investment Company Act of 1940, a Distribution Plan (the "Plan").

On September 25, 2003, the Board of Trustees of the Trust, including all of the disinterested Trustees (within the meaning of the Investment Company Act of 1940, as amended), approved the Amended Plan pursuant to Rule 12b-1 with respect to the Class A shares and the Class B shares of each Fund. Also at that meeting, the Board, including all of the Independent Trustees, approved an amendment to the Trust's existing Distribution Agreement with Jackson National Life Distributors, Inc. ("JNLD"), dated December 12, 2002. The Amendment to the Distribution Agreement reflected the provisions of the Amended Plan establishing new Classes of shares and authorizing the Rule 12b-1 fee with respect to Class A shares. Each of the affected Funds approved the Amended Plan and the amendment to the Distribution Agreement at a shareholders meeting held on December 1, 2003.

On November 23, 2004, the Board of Trustees of the Trust approved an amendment to the Amended Plan and also approved an amendment to the Trust's existing Distribution Agreement, terminating the provisions of the Amended Plan and the Distribution Agreement permitting the use of brokerage commissions to promote the sale and distribution of Trust shares through the sale of variable insurance products funded by the Trust. The amendments approved on November 23, 2004 did not require a shareholder vote. As a result of these changes, effective December 13, 2004, Class B shares will no longer be subject to Rule 12b-1 expenses.

JNLD, as principal underwriter, to the extent consistent with existing law, and the Amended Plan, may use the Rule 12b-1 fee to reimburse itself or compensate broker-dealers, administrators or others for providing distribution, administrative, or other services with respect to Class A shares. This description of the Amended Plan and the Amendment to the Distribution Agreement is qualified in its entirety by reference to the Amended Plan, the current Distribution Agreement, and the Amendment to the Distribution Agreement.

For more information about the Plan, including the November 23, 2004 amendment, please read the "Distribution Plan" section of the SAI.

                                 THE DISTRIBUTOR

The Distributor also has the following relationships with the sub-advisers and their affiliates. The Distributor receives payments from certain of the sub-advisers to assist in defraying the costs of certain promotional and marketing meetings in which they participate. The amounts paid depend on the nature of the meetings, the number of meetings attended, the costs expected to be incurred, and the level of the sub-adviser's participation. A brokerage affiliate of the Distributor participates in the sales of shares of retail mutual funds advised by certain of the sub-advisers and receives selling and other compensation from them in connection with those activities, as described in the prospectus or statement of additional information for those funds. In addition, the Distributor acts as distributor of variable annuity contracts and variable life insurance policies (the "Contracts") issued by Jackson National Life Insurance Company and its subsidiary Jackson National Life Insurance Company of New York. Raymond James Financial Services, a brokerage affiliate of the sub-adviser to the JNL/Eagle Funds, participates in the sale of Contracts and is compensated by JNLD for its activities. The compensation consists of commissions, trail commissions, and other compensation or promotional incentives as described in the prospectus or statement of additional information for the Contracts.

                           INVESTMENT IN TRUST SHARES

Shares of the Trust are currently sold to separate accounts (Accounts) of Jackson National Life Insurance Company, 1 Corporate Way, Lansing, Michigan 48951, and Jackson National Life Insurance Company of New York, 2900 Westchester Avenue, Purchase, New York 10577, to fund the benefits under certain variable contracts (Contracts), to qualified retirement plans and other regulated investment companies. The Accounts purchases the shares of the sub-accounts that investin the Funds at their net asset value. There is no sales charge.

Shares of the Funds are not available to the general public directly. Some of the Funds are managed by sub-advisers who manage publicly available mutual funds having similar names and investment objectives. While some of the Funds may be similar to, and may in fact be modeled after publicly available mutual funds, Contract purchasers should understand that the Funds are not otherwise directly related to any publicly available mutual fund. Consequently, the investment performance of publicly available mutual funds and any corresponding Fund may differ substantially.

The net asset value per share of each Fund is determined by the Administrator at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) each day that the New York Stock Exchange is open. The net asset value per share is calculated by adding the value of all securities and other assets of a Fund, deducting its liabilities, and dividing by the number of shares outstanding. Generally, the value of exchange-listed or -traded securities is based on their respective market prices, bonds are valued based on prices provided by an independent pricing service and short-term debt securities are valued at amortized cost, which approximates market value.

The Board of Trustees has adopted procedures pursuant to which the Administrator may determine, subject to Board verification, the "fair value" of a security for which a current market price is not available. Under these procedures, in general the "fair value" of a security shall be the amount, determined by the Administrator in good faith, that the owner of such security might reasonably expect to receive upon its current sale.

A Fund may invest in securities primarily listed on foreign exchanges and that trade on days when the Fund does not price its shares. As a result, a Fund's net asset value may change on days when shareholders are not able to purchase or redeem the Fund's shares.

Because the calculation of a Fund's net asset value does not take place contemporaneously with the determination of the closing prices of the majority of foreign portfolio securities used in the calculation, there exists a risk that the value of foreign portfolio securities will change after the close of the exchange on which they are traded, but before calculation of the Fund's net asset value ("time-zone arbitrage"). Accordingly, the Trust's procedures for pricing of portfolio securities also authorize the Administrator, subject to verification by the Trustees, to determine the "fair value" of such securities for purposes of calculating a Fund's net asset value. The Administrator will "fair value" such securities if it determines that a "significant event" has occurred subsequent to the close of trading in such securities on the exchanges or markets on which they principally are traded, but prior to the time of the Fund's net asset value calculation. A significant event is one that can be expected materially to affect the value of such securities. Certain specified percentage movements in U.S. equity market indices will be deemed under the Trust's pricing procedures to be a "significant event." A "significant event" affecting multiple issuers might also include, but is not limited to, a substantial price movement in other securities markets, an announcement by a governmental, regulatory or self-regulatory authority relating to securities markets, political or economic matters, or monetary or credit policies, a natural disaster such as an earthquake, flood or storm, or the outbreak of civil strife or military hostilities. Accordingly, on any day when such specified percentage movements in U.S. equity market indices occur, the Administrator will adjust the closing prices of all foreign securities held in any Fund's portfolio, based upon an adjustment factor for each such security provided by an independent pricing service, in order to reflect the "fair value" of such securities for purposes of determining a Fund's net asset value. When fair-value pricing is employed, the securities prices used to calculate a Fund's NAV may differ from quoted or published prices for the same securities.

These procedures seek to minimize the opportunities for "time zone arbitrage" in Funds that invest all or substantial portions of their assets in foreign securities, thereby seeking to make those Funds significantly less attractive to "market timers" and other investors who might seek to profit from time zone arbitrage and seeking to reduce the potential for harm to other Fund investors resulting from such practices. However, these procedures may not completely eliminate opportunities for time zone arbitrage, because it is not possible to predict in all circumstances whether post-closing events will have a significant impact on securities prices.

All investments in the Trust are credited to the shareholder's account in the form of full and fractional shares of the designated Fund (rounded to the nearest 1/1000 of a share). The Trust does not issue share certificates.

                             "MARKET TIMING" POLICY

Fund shares may only be purchased by separate accounts of JNL and an affiliated insurance company, by those insurance companies themselves, by a qualified retirement plan for JNL and its affiliates, and other regulated investment companies.

The interests of the Fund's long-term shareholders may be adversely affected by certain short-term trading activity by other contract owners invested in separate accounts of JNL and an affiliated insurance company that invest in the Fund. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Fund. This type of excessive short-term trading activity is referred to herein as "market timing". The Funds are not intended as vehicles for market timing. The Board of Trustees of the Funds has adopted the policies and procedures set forth below with respect to frequent trading of Fund shares.

JNL and an affiliated insurance company that invest in the Fund take various steps designed to deter and curtail market timing, based on daily monitoring of trading activity. The Funds also report trading activity that it has identified as being potentially injurious to the Funds. SEE the Separate Account Prospectus for the contract that describes JNL's anti-market timing policies and procedures. The rights of the Separate Accounts to purchase and redeem shares of a Fund are not affected by any Fund anti-market timing policies if they are not in violation of the Separate Accounts anti-market timing policies and procedures.

In addition to identifying any potentially disruptive trading activity, the Funds' Board of Trustees have adopted a policy of "fair value" pricing to discourage investors from engaging in market timing or other excessive trading strategies for international Funds. The Funds' "fair value" pricing policy applies to all Funds where a significant event (as described above) has occurred. In addition, the S&P Funds net asset values are calculated based on the net asset values of the underlying Funds and the "fair value" pricing policy will apply to the underlying Funds as described above. The Funds' "fair value" pricing policy is described under "Investment in Trust Shares" above.

The practices and policies described above are intended to deter and curtail market timing in the Fund. However, there can be no assurance that these policies, together with those of JNL, its affiliated insurance company, and any other insurance company that may invest in the Funds in the future, will be totally effective in this regard. The Funds rely on JNL and its affiliated insurance company to take the appropriate steps, including daily monitoring of separate account trading activity, to further deter market timing. If they are ineffective, the adverse consequences described above could occur.

A description of the Fund's policies and procedures relating to disclosure of portfolio securities is available in the Fund's Statement of Additional Information and at www.jnl.com or www.jnlny.com.

                                SHARE REDEMPTION

An Account redeems shares to make benefit or withdrawal payments under the terms of its Contracts. Redemptions are processed on any day on which the Trust is open for business and are effected at net asset value next determined after the redemption order, in proper form, is received by the Trust's transfer agent.

The Trust may suspend the right of redemption only under the following unusual circumstances:

     o when the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted;

     o when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or

     o during any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

                                   TAX STATUS

Each Fund's policy is to meet the requirements of Subchapter M of the Internal Revenue Code (Code) necessary to qualify as a regulated investment company. Each Fund intends to distribute all its net investment income and net capital gains to shareholders and, therefore, will not be required to pay any federal income taxes.

Each Fund is treated as a separate corporation for purposes of the Code. Therefore, the assets, income, and distributions of each Fund are considered separately for purposes of determining whether or not the Fund qualifies as a regulated investment company.

Because the shareholders of each Fund are Accounts and qualified retirement plans, there are no tax consequences to shareholders of buying, holding, exchanging and selling shares of the Funds. Distributions from the Funds are not taxable to those shareholders. However, owners of Contracts should consult the applicable Account prospectus for more detailed information on tax issues related to the Contracts.

                              FINANCIAL HIGHLIGHTS

The following table provides selected per share data for one share of each Fund. The information does not reflect any charges imposed under a variable insurance contract. You should refer to the appropriate variable insurance contract prospectus regarding such charges.

The information for 2001, 2002, 2003 and 2004 has been audited by KPMG LLP, an independent registered public accounting firm, and should be read in conjunction with the financial statements and notes thereto, together with the report of KPMG LLP thereon, in the Annual Report. The information 2000 was audited by other auditors, whose report dated February 2, 2001, expressed an unqualified opinion.


JNL Series Trust
Financial Highlights

                                                            Increase (Decrease) from
                                                             Investment Operations
                                            -------------------------------------------------------
                             Net Asset      -------------------------------------------------------
                               Value              Net           Net Realized        Total from       Distributions from
                             Beginning        Investment        & Unrealized        Investment        Net Investment
      Period Ended           of Period       Income (Loss)     Gains (Losses)       Operations            Income
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
JNL/AIM LARGE CAP GROWTH FUND

Class A
       12/31/2004           $  10.61           $ 0.01            $ 1.05               $ 1.06                  $ -
       12/31/2003               8.16            (0.02)             2.47                 2.45                    -
       12/31/2002              10.97            (0.03)            (2.76)               (2.79)                   -
    10/29(a)-12/31/01          10.00                -              0.97                 0.97                    -

-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
JNL/AIM SMALL CAP GROWTH FUND

Class A
       12/31/2004              11.67            (0.12)             0.92                 0.80                    -
       12/31/2003               8.43            (0.05)             3.29                 3.24                    -
       12/31/2002              11.60            (0.07)            (3.10)               (3.17)                   -
    10/29(a)-12/31/01          10.00            (0.01)             1.61                 1.60                    -

-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
JNL/ALGER GROWTH FUND

Class A
       12/31/2004              14.76             0.01              0.73                 0.74                    -
       12/31/2003              10.91            (0.03)             3.88                 3.85                    -
       12/31/2002              16.33            (0.04)            (5.38)               (5.42)                   -
       12/31/2001              18.58            (0.04)            (2.18)               (2.22)                   -
       12/31/2000              22.91            (0.01)            (3.08)               (3.09)                   -

-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
JNL/ALLIANCE CAPITAL GROWTH FUND

Class A
       12/31/2004               9.92             0.02              0.61                 0.63                (0.03)
       12/31/2003               7.98             0.01              1.93                 1.94                    -
       12/31/2002              11.57            (0.01)            (3.58)               (3.59)                   -
       12/31/2001              13.55                -             (1.97)               (1.97)               (0.01)
       12/31/2000              16.64                -             (2.93)               (2.93)                   -

-----------------------------------------------------------------------------------------------------------------------





                                                                                                  Supplemental Data
                            Distributions from                                  -------------------------------------------------
                               Net Realized                                     -------------------------------------------------
                                 Gains on                         Net Asset                          Net Assets,
                                Investment        Return of       Value, End          Total         End of Period    Portfolio
      Period Ended             Transactions        Capital        of Period         Return(b)      (in thousands)   Turnover (d)
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
JNL/AIM LARGE CAP GROWTH FUND

Class A
       12/31/2004                  $     -           $ -            $ 11.67            9.99 %       $ 191,003          96.49%
       12/31/2003                        -             -              10.61           30.02            36,421         140.00
       12/31/2002                    (0.02)            -               8.16          (25.47)            6,857         180.06
    10/29(a)-12/31/01                    -             -              10.97            9.70             6,058          14.93

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
JNL/AIM SMALL CAP GROWTH FUND

Class A
       12/31/2004                        -             -              12.47            6.86            44,358         92.65
       12/31/2003                        -             -              11.67           38.43            43,940         30.17
       12/31/2002                        -             -               8.43          (27.32)           12,915         46.22
    10/29(a)-12/31/01                    -             -              11.60           16.00             7,665          3.86

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
JNL/ALGER GROWTH FUND

Class A
       12/31/2004                        -             -              15.50            5.02           292,638      195.33
       12/31/2003                        -             -              14.76           35.29           244,667      168.09
       12/31/2002                        -             -              10.91          (33.19)          175,439      236.63
       12/31/2001                    (0.03)            -              16.33          (11.97)          341,162       86.80
       12/31/2000                    (1.24)            -              18.58          (13.44)          459,577       88.34

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
JNL/ALLIANCE CAPITAL GROWTH FUND

Class A
       12/31/2004                        -             -              10.52            6.31            44,967       83.59
       12/31/2003                        -             -               9.92           24.31           128,518       49.69
       12/31/2002                        -             -               7.98          (31.03)           86,891       54.13
       12/31/2001                        -             -              11.57          (14.57)          140,511       65.21
       12/31/2000                    (0.16)            -              13.55          (17.59)           92,981       47.01

---------------------------------------------------------------------------------------------------------------------------------



                                                                   Assuming No Expense Reimburse-
                                                                    ment or Fees Paid Indirectly
                                                                --------------------------------------
                                                                --------------------------------------
                                                Ratio of Net                         Ratio of Net
                                Ratio of         Investment        Ratio of           Investment
                              Expenses to      Income (Loss)      Expenses to        Income (Loss)
                              Average Net        to Average       Average Net         to Average
      Period Ended             Assets (c)      Net Assets (c)     Assets (c)        Net Assets (c)
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
JNL/AIM LARGE CAP GROWTH FUND

Class A
       12/31/2004                   1.07 %           0.09 %            1.10 %                0.06 %
       12/31/2003                   1.10            (0.41)             1.18                 (0.49)
       12/31/2002                   1.10            (0.33)             1.15                 (0.38)
    10/29(a)-12/31/01               1.10            (0.26)             1.32                 (0.48)

------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
JNL/AIM SMALL CAP GROWTH FUND

Class A
       12/31/2004                   1.16            (0.92)             1.18                 (0.94)
       12/31/2003                   1.15            (0.89)             1.19                 (0.93)
       12/31/2002                   1.15            (0.83)             1.17                 (0.85)
    10/29(a)-12/31/01               1.15            (0.74)             1.24                 (0.83)

------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
JNL/ALGER GROWTH FUND

Class A
       12/31/2004                   1.04             0.11              1.11                  0.04
       12/31/2003                   1.08            (0.27)             1.15                 (0.34)
       12/31/2002                   1.08            (0.25)              n/a                  n/a
       12/31/2001                   1.07            (0.23)              n/a                  n/a
       12/31/2000                   1.07            (0.03)              n/a                  n/a

------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
JNL/ALLIANCE CAPITAL GROWTH FUND

Class A
       12/31/2004                   0.88             0.02              0.97                 (0.07)
       12/31/2003                   0.88             0.11              0.91                  0.08
       12/31/2002                   0.88            (0.10)             0.89                 (0.11)
       12/31/2001                   0.87             0.05              0.90                  0.02
       12/31/2000                   0.87             0.01               n/a                  n/a

------------------------------------------------------------------------------------------------------

--------------------------

(a)  Commencement of operations.

(b) Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(c)  Annualized for periods less than one year.

(d)  The Portfolio Turnover excludes dollar roll transactions.


                     See Notes to the Financial Statements.


JNL Series Trust
Financial Highlights

                                                            Increase (Decrease) from
                                                             Investment Operations
                                            -------------------------------------------------------
                             Net Asset      -------------------------------------------------------
                               Value              Net           Net Realized        Total from       Distributions from
                             Beginning        Investment        & Unrealized        Investment        Net Investment
      Period Ended           of Period       Income (Loss)     Gains (Losses)       Operations            Income
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
JNL/EAGLE CORE EQUITY FUND

Class A
       12/31/2004           $  14.17               $ 0.11            $ 0.79               $ 0.90              $ (0.11)
       12/31/2003              11.45                 0.09              2.72                 2.81                (0.09)
       12/31/2002              14.53                 0.10             (3.08)               (2.98)               (0.10)
       12/31/2001              16.21                 0.07             (1.67)               (1.60)               (0.07)
       12/31/2000              18.47                 0.08             (0.08)                   -                (0.09)

-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
JNL/EAGLE SMALLCAP EQUITY FUND

Class A
       12/31/2004              16.81                (0.12)             3.28                 3.16                    -
       12/31/2003              12.01                (0.10)             4.90                 4.80                    -
       12/31/2002              15.55                (0.08)            (3.46)               (3.54)                   -
       12/31/2001              14.20                (0.41)             1.97                 1.56                    -
       12/31/2000              16.97                (0.04)            (2.23)               (2.27)                   -

-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
JNL/FMR BALANCED FUND

Class A
       12/31/2004               9.27                 0.12              0.75                 0.87                (0.12)
       12/31/2003               8.26                 0.12              1.01                 1.13                (0.12)
       12/31/2002               9.05                 0.20             (0.80)               (0.60)               (0.19)
       12/31/2001               9.69                 0.21             (0.65)               (0.44)               (0.20)
    05/01(a)-12/31/00          10.00                 0.11             (0.31)               (0.20)               (0.11)

-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
JNL/FMR CAPITAL GROWTH FUND

Class A
       12/31/2004              13.28                 0.05              2.34                 2.39                    -
       12/31/2003               9.79                (0.06)             3.55                 3.49                    -
       12/31/2002              13.83                (0.07)            (3.97)               (4.04)                   -
       12/31/2001              23.55                (0.11)            (9.35)               (9.46)                   -
       12/31/2000              43.62                (0.20)           (14.90)             (15.10)                    -

-----------------------------------------------------------------------------------------------------------------------




                                                                                                  Supplemental Data
                            Distributions from                                  -------------------------------------------------
                               Net Realized                                     -------------------------------------------------
                                 Gains on                         Net Asset                          Net Assets,
                                Investment        Return of       Value, End          Total         End of Period    Portfolio
      Period Ended             Transactions        Capital        of Period         Return(b)      (in thousands)   Turnover (d)
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
JNL/EAGLE CORE EQUITY FUND

Class A
       12/31/2004            $       -              $ -            $ 14.96             6.32%       $ 357,978        100.79%
       12/31/2003                    -                -              14.17            24.54          245,913         80.50
       12/31/2002                    -                -              11.45           (20.53)         149,242         94.37
       12/31/2001                (0.01)               -              14.53            (9.83)         174,813        102.56
       12/31/2000                (2.17)               -              16.21             0.28          146,888        192.40

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
JNL/EAGLE SMALLCAP EQUITY FUND

Class A
       12/31/2004                    -                -              19.97            18.80          169,746        53.14
       12/31/2003                    -                -              16.81            39.97          109,972        70.06
       12/31/2002                    -                -              12.01           (22.77)          76,198        71.45
       12/31/2001                (0.21)               -              15.55            11.00          112,967        65.36
       12/31/2000                (0.50)               -              14.20           (13.25)          77,200        89.43

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
JNL/FMR BALANCED FUND

Class A
       12/31/2004                    -                -              10.02             9.42          104,564       163.88
       12/31/2003                    -                -               9.27            13.73          114,262        60.48
       12/31/2002                    -                -               8.26            (6.57)          75,591        90.71
       12/31/2001                    -                -               9.05            (4.49)          72,281       105.66
    05/01(a)-12/31/00                -                -               9.69            (2.00)          44,294        41.10

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
JNL/FMR CAPITAL GROWTH FUND

Class A
       12/31/2004                    -                -            15.67              18.00          210,402       231.52
       12/31/2003                    -                -            13.28              35.65          158,013        31.95
       12/31/2002                    -                -             9.79             (29.21)         135,669        56.03
       12/31/2001                (0.26)               -            13.83             (40.19)         260,726        96.69
       12/31/2000                (4.97)               -            23.55             (34.74)         496,830       110.81

---------------------------------------------------------------------------------------------------------------------------------



                                                                   Assuming No Expense Reimburse-
                                                                    ment or Fees Paid Indirectly
                                                                --------------------------------------
                                                                --------------------------------------
                                                Ratio of Net                         Ratio of Net
                                Ratio of         Investment        Ratio of           Investment
                              Expenses to      Income (Loss)      Expenses to        Income (Loss)
                              Average Net        to Average       Average Net         to Average
      Period Ended             Assets (c)      Net Assets (c)     Assets (c)        Net Assets (c)
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
JNL/EAGLE CORE EQUITY FUND

Class A
       12/31/2004                 0.96 %           0.85 %            1.00 %                0.81 %
       12/31/2003                 0.97             0.83              1.01                  0.79
       12/31/2002                 0.97             0.78              1.00                  0.75
       12/31/2001                 0.97             0.58              0.99                  0.56
       12/31/2000                 0.97             0.57               n/a                  n/a

-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
JNL/EAGLE SMALLCAP EQUITY FUND

Class A
       12/31/2004                 1.06            (0.76)             1.07                 (0.77)
       12/31/2003                 1.05            (0.75)             1.10                 (0.80)
       12/31/2002                 1.05            (0.49)             1.08                 (0.52)
       12/31/2001                 1.05            (0.31)             1.07                 (0.33)
       12/31/2000                 1.05            (0.30)              n/a                  n/a

-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
JNL/FMR BALANCED FUND

Class A
       12/31/2004                 1.03             1.25              1.04                  1.24
       12/31/2003                 1.05             1.64              1.07                  1.62
       12/31/2002                 1.05             2.11              1.07                  2.09
       12/31/2001                 1.05             2.48              1.06                  2.47
    05/01(a)-12/31/00             1.05             2.42               n/a                  n/a

-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
JNL/FMR CAPITAL GROWTH FUND

Class A
       12/31/2004                 1.02             0.39              1.04                  0.37
       12/31/2003                 1.05            (0.51)             1.07                 (0.53)
       12/31/2002                 1.04            (0.51)             1.09                 (0.56)
       12/31/2001                 1.01            (0.61)             1.03                 (0.63)
       12/31/2000                 0.99            (0.67)              n/a                  n/a

-----------------------------------------------------------------------------------------------------

--------------------------

(a)  Commencement of operations.

(b) Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(c)  Annualized for periods less than one year.

(d)  The Portfolio Turnover excludes dollar roll transactions.


                     See Notes to the Financial Statements.


JNL Series Trust
Financial Highlights

                                                            Increase (Decrease) from
                                                             Investment Operations
                                            -------------------------------------------------------
                             Net Asset      -------------------------------------------------------
                               Value              Net           Net Realized        Total from       Distributions from
                             Beginning        Investment        & Unrealized        Investment        Net Investment
      Period Ended           of Period       Income (Loss)     Gains (Losses)       Operations            Income
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
JNL/JPMORGAN INTERNATIONAL VALUE FUND

Class A
       12/31/2004           $    7.65               $ 0.07            $ 1.65               $ 1.72              $ (0.08)
       12/31/2003                5.56                    -              2.19                 2.19                (0.10)
       12/31/2002                7.75                 0.07             (2.13)               (2.06)               (0.13)
       12/31/2001                9.79                 0.09             (2.08)               (1.99)               (0.04)
       12/31/2000               13.15                 0.04             (2.10)               (2.06)               (0.06)

-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
JNL/LAZARD MID CAP VALUE FUND

Class A
       12/31/2004               13.16                 0.02              3.21                 3.23                (0.02)
       12/31/2003               10.23                 0.04              2.92                 2.96                (0.03)
       12/31/2002               11.97                 0.03             (1.72)               (1.69)               (0.03)
       12/31/2001               11.75                 0.06              1.50                 1.56                (0.06)
       12/31/2000                9.63                 0.03              2.40                 2.43                (0.03)

-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
JNL/LAZARD SMALL CAP VALUE FUND

Class A
       12/31/2004               13.05                (0.02)             2.03                 2.01                (0.01)
       12/31/2003                9.40                 0.01              3.64                 3.65                    -
       12/31/2002               11.40                    -             (1.96)               (1.96)                   -
       12/31/2001               10.28                 0.02              1.77                 1.79                (0.02)
       12/31/2000                8.84                 0.02              1.45                 1.47                (0.03)

-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT BOND INDEX FUND

Class A
       12/31/2004               10.47                 0.35              0.04                 0.39                (0.03)
       12/31/2003               10.48                 0.23              0.07                 0.30                (0.19)
    01/15(a)-12/31/02           10.00                 0.36              0.50                 0.86                (0.36)

-----------------------------------------------------------------------------------------------------------------------


                                                                                                  Supplemental Data
                            Distributions from                                  -------------------------------------------------
                               Net Realized                                     -------------------------------------------------
                                 Gains on                         Net Asset                          Net Assets,
                                Investment        Return of       Value, End          Total         End of Period    Portfolio
      Period Ended             Transactions        Capital        of Period         Return(b)      (in thousands)   Turnover (d)
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
JNL/JPMORGAN INTERNATIONAL VALUE FUND

Class A
       12/31/2004               $       -           $ -            $ 9.29            22.54%         $ 82,081          90.31%
       12/31/2003                       -             -              7.65            39.43            29,609         131.90
       12/31/2002                       -             -              5.56           (26.59)            5,642         146.48
       12/31/2001                   (0.01)            -              7.75           (20.33)            7,304          82.18
       12/31/2000                   (1.24)            -              9.79           (15.45)            9,264         120.75

--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
JNL/LAZARD MID CAP VALUE FUND

Class A
       12/31/2004                   (1.71)            -            14.66             24.72           222,542        100.95
       12/31/2003                       -             -            13.16             28.89           142,798         88.62
       12/31/2002                   (0.02)            -            10.23            (14.08)           76,890         98.18
       12/31/2001                   (1.28)            -            11.97             13.24            26,886        143.12
       12/31/2000                   (0.28)            -            11.75             25.37            15,478        134.53

--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
JNL/LAZARD SMALL CAP VALUE FUND

Class A
       12/31/2004                   (1.24)            -            13.81             15.38           218,851        105.06
       12/31/2003                       -             -            13.05             38.83           155,191         70.95
       12/31/2002                   (0.04)            -             9.40            (17.22)           74,559         94.87
       12/31/2001                   (0.65)            -            11.40             17.34            35,164         78.01
       12/31/2000                       -             -            10.28             16.60            14,614         58.07

--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT BOND INDEX FUND

Class A
       12/31/2004                       -             -            10.83              3.74           116,440       155.71 (d)
       12/31/2003                   (0.12)            -            10.47              2.87            83,547        70.57
    01/15(a)-12/31/02               (0.02)            -            10.48              8.55            34,286        77.16

--------------------------------------------------------------------------------------------------------------------------------



                                                                   Assuming No Expense Reimburse-
                                                                    ment or Fees Paid Indirectly
                                                                --------------------------------------
                                                                --------------------------------------
                                                Ratio of Net                         Ratio of Net
                                Ratio of         Investment        Ratio of           Investment
                              Expenses to      Income (Loss)      Expenses to        Income (Loss)
                              Average Net        to Average       Average Net         to Average
      Period Ended             Assets (c)      Net Assets (c)     Assets (c)        Net Assets (c)
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
JNL/JPMORGAN INTERNATIONAL VALUE FUND

Class A
       12/31/2004                1.13 %           1.14 %          n/a %                n/a %
       12/31/2003                1.12             0.75            n/a                  n/a
       12/31/2002                1.08             0.95            n/a                  n/a
       12/31/2001                1.07             1.07            n/a                  n/a
       12/31/2000                1.07             0.40            n/a                  n/a

--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
JNL/LAZARD MID CAP VALUE FUND

Class A
       12/31/2004                1.08             0.20              1.13                  0.15
       12/31/2003                1.08             0.40              1.17                  0.31
       12/31/2002                1.08             0.41              1.12                  0.37
       12/31/2001                1.07             0.65              1.20                  0.52
       12/31/2000                1.07             0.37               n/a                  n/a

--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
JNL/LAZARD SMALL CAP VALUE FUND

Class A
       12/31/2004                1.12            (0.20)             1.18                 (0.26)
       12/31/2003                1.13             0.17              1.20                  0.10
       12/31/2002                1.14            (0.03)             1.17                 (0.06)
       12/31/2001                1.15             0.32              1.21                  0.26
       12/31/2000                1.15             0.36               n/a                  n/a

--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT BOND INDEX FUND

Class A
       12/31/2004                0.61             3.31               n/a                  n/a
       12/31/2003                0.60             3.29               n/a                  n/a
    01/15(a)-12/31/02            0.60             4.12               n/a                  n/a

--------------------------------------------------------------------------------------------------------

--------------------------

(a)  Commencement of operations.

(b) Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(c)  Annualized for periods less than one year.

(d)  The Portfolio  Turnover  excludes dollar roll  transactions.  The Portfolio
     Turnover   including  dollar  roll  transactions  for  JNL/Mellon   Capital
     Management Bond Index Fund is 215.24%.

                     See Notes to the Financial Statements.


JNL Series Trust
Financial Highlights

                                                            Increase (Decrease) from
                                                             Investment Operations
                                            -------------------------------------------------------
                             Net Asset      -------------------------------------------------------
                               Value              Net           Net Realized        Total from       Distributions from
                             Beginning        Investment        & Unrealized        Investment        Net Investment
      Period Ended           of Period       Income (Loss)     Gains (Losses)       Operations            Income
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT ENHANCED S&P 500 STOCK INDEX FUND

Class A
       12/31/2004           $   7.93               $ 0.07            $ 0.82               $ 0.89              $ (0.02)
       12/31/2003               6.16                 0.03              1.76                 1.79                (0.02)
       12/31/2002               8.21                 0.04             (2.09)               (2.05)                   -
       12/31/2001               9.34                 0.03             (1.13)               (1.10)               (0.03)
       12/31/2000              10.58                 0.04             (1.24)               (1.20)               (0.03)

-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND

Class A
       12/31/2004              11.45                 0.16              2.07                 2.23                (0.01)
       12/31/2003               8.44                 0.10              3.04                 3.14                (0.13)
    01/15(a)-12/31/02          10.00                 0.15             (1.51)               (1.36)               (0.20)

-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT S&P 400 MIDCAP INDEX FUND

Class A
       12/31/2004              11.47                 0.06              1.75                 1.81                    -
       12/31/2003               8.55                 0.03              2.92                 2.95                (0.03)
    01/15(a)-12/31/02          10.00                 0.06             (1.45)               (1.39)               (0.06)

-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT S&P 500 INDEX FUND

Class A
       12/31/2004               9.84                 0.12              0.87                 0.99                (0.12)
       12/31/2003               7.79                 0.03              2.13                 2.16                (0.08)
    01/15(a)-12/31/02          10.00                 0.05             (2.26)               (2.21)                   -

-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT SMALL CAP INDEX FUND

Class A
       12/31/2004              11.46                 0.07              1.93                 2.00                    -
       12/31/2003               7.94                 0.05              3.59                 3.64                (0.04)
    01/15(a)-12/31/02          10.00                 0.08             (2.06)               (1.98)               (0.08)

-------------------------------------------------------------------------------------------------------------------------




                                                                                                  Supplemental Data
                            Distributions from                                  -------------------------------------------------
                               Net Realized                                     -------------------------------------------------
                                 Gains on                         Net Asset                          Net Assets,
                                Investment        Return of       Value, End          Total         End of Period    Portfolio
      Period Ended             Transactions        Capital        of Period         Return(b)      (in thousands)   Turnover (d)
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT ENHANCED S&P 500 STOCK INDEX FUND

Class A
       12/31/2004                $      -           $ -            $ 8.80            11.27 %         $ 181,444          66.90%
       12/31/2003                       -             -              7.93            29.09              89,068         123.94
       12/31/2002                       -             -              6.16           (24.94)             42,071          63.08
       12/31/2001                       -             -              8.21           (11.78)             31,415          55.97
       12/31/2000                   (0.01)            -              9.34           (11.38)             22,622          57.14

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND

Class A
       12/31/2004                       -             -             13.67            19.49             298,098          2.77
       12/31/2003                       -             -             11.45            37.31              97,126          1.66
    01/15(a)-12/31/02                   -             -              8.44           (13.60)             26,518         32.40

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT S&P MIDCAP INDEX FUND

Class A
       12/31/2004                       -             -             13.28            15.79             198,751         13.75
       12/31/2003                       -             -             11.47            34.55              81,077         18.34
    01/15(a)-12/31/02                   -             -              8.55           (13.94)             12,728         60.00

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT S&P INDEX FUND

Class A
       12/31/2004                   (0.05)            -             10.66            10.06             361,845          6.74
       12/31/2003                   (0.03)            -              9.84            27.79             190,338          8.90
    01/15(a)-12/31/02                   -             -              7.79           (22.10)             46,776          1.89

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT SMALL CAP INDEX FUND

Class A
       12/31/2004                   (0.03)            -             13.43            17.42             173,822         17.66
       12/31/2003                   (0.08)            -             11.46            45.88              76,130         38.17
    01/15(a)-12/31/02                   -             -              7.94           (19.79)             20,027         49.44

---------------------------------------------------------------------------------------------------------------------------------



                                                                   Assuming No Expense Reimburse-
                                                                    ment or Fees Paid Indirectly
                                                                --------------------------------------
                                                                --------------------------------------
                                                Ratio of Net                         Ratio of Net
                                Ratio of         Investment        Ratio of           Investment
                              Expenses to      Income (Loss)      Expenses to        Income (Loss)
                              Average Net        to Average       Average Net         to Average
      Period Ended             Assets (c)      Net Assets (c)     Assets (c)        Net Assets (c)
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT ENHANCED S&P STOCK INDEX FUND

Class A
       12/31/2004                0.78 %           1.17 %            0.78 %                1.17 %
       12/31/2003                0.87             0.87              0.89                  0.85
       12/31/2002                0.89             0.69              0.90                  0.68
       12/31/2001                0.90             0.44              n/a                    n/a
       12/31/2000                0.90             0.56              n/a                    n/a

-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL FUND

Class A
       12/31/2004                0.66             1.83              n/a                  n/a
       12/31/2003                0.65             1.59              n/a                  n/a
    01/15(a)-12/31/02            0.65             1.56              n/a                  n/a

-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT S&P 400 MIDCAP INDEX

Class A
       12/31/2004                0.60             0.62              n/a                 n/a
       12/31/2003                0.60             0.65              0.61                0.64
    01/15(a)-12/31/02            0.60             0.60              0.61                0.59

-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT S&P 500 INDEX FUND

Class A
       12/31/2004                0.60             1.49              n/a                 n/a
       12/31/2003                0.60             1.22              0.61                1.21
    01/15(a)-12/31/02            0.60             1.15              0.61                1.14

-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT SMALL CAP INDEX FUND

Class A
       12/31/2004                0.60             0.81              n/a                 n/a
       12/31/2003                0.60             0.75              0.61                0.74
    01/15(a)-12/31/02            0.60             0.96              0.62                0.94

-----------------------------------------------------------------------------------------------------------



--------------------------

(a)  Commencement of operations.

(b) Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(c)  Annualized for periods less than one year.

(d)  The Portfolio Turnover excludes dollar roll transactions.


                     See Notes to the Financial Statements.


JNL Series Trust
Financial Highlights

                                                            Increase (Decrease) from
                                                             Investment Operations
                                            -------------------------------------------------------
                             Net Asset      -------------------------------------------------------
                               Value              Net           Net Realized        Total from       Distributions from
                             Beginning        Investment        & Unrealized        Investment        Net Investment
      Period Ended           of Period       Income (Loss)     Gains (Losses)       Operations            Income
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
JNL/OPPENHEIMER GLOBAL GROWTH FUND

Class A
       12/31/2004           $    10.12               $ 0.03            $ 1.78               $ 1.81              $ (0.01)
       12/31/2003                 7.20                 0.03              2.89                 2.92                    -
       12/31/2002                 9.27                 0.03             (2.10)               (2.07)                   -
    05/01(a)-12/31/01            10.00                 0.03             (0.76)               (0.73)                   -

-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
JNL/OPPENHEIMER GROWTH FUND

Class A
       12/31/2004                 8.28                 0.01              0.34                 0.35                    -
       12/31/2003                 7.03                (0.03)             1.28                 1.25                    -
       12/31/2002                 9.41                (0.03)            (2.35)               (2.38)                   -
    05/01(a)-12/31/01            10.00                 0.01             (0.59)               (0.58)               (0.01)

-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
JNL/PIMCO TOTAL RETURN BOND FUND

Class A
       12/31/2004                11.76                 0.17              0.36                 0.53                (0.20)
       12/31/2003                11.60                 0.13              0.42                 0.55                (0.17)
       12/31/2002                10.66                 0.24              0.70                 0.94                    -
       12/31/2001                10.29                 0.30              0.68                 0.98                (0.28)
       12/31/2000                 9.64                 0.45              0.68                 1.13                (0.47)

-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
JNL/PUTNAM EQUITY FUND

Class A
       12/31/2004                16.54                 0.20              1.96                 2.16                (0.11)
       12/31/2003                13.04                 0.08              3.47                 3.55                (0.05)
       12/31/2002                17.18                    -             (4.14)               (4.14)                   -
       12/31/2001                22.91                (0.01)            (5.72)               (5.73)                   -
       12/31/2000                28.45                (0.05)            (5.03)               (5.08)                   -

-----------------------------------------------------------------------------------------------------------------------


                                                                                                  Supplemental Data
                            Distributions from                                  -------------------------------------------------
                               Net Realized                                     -------------------------------------------------
                                 Gains on                         Net Asset                          Net Assets,
                                Investment        Return of       Value, End          Total         End of Period    Portfolio
      Period Ended             Transactions        Capital        of Period         Return(b)      (in thousands)   Turnover (d)
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
JNL/OPPENHEIMER GLOBAL GROWTH FUND

Class A
       12/31/2004                $    -             $ -           $ 11.92             17.93 %       $ 235,047          17.59%
       12/31/2003                     -               -             10.12             40.56           104,625          38.02
       12/31/2002                     -               -              7.20            (22.33)           50,522          64.05
    05/01(a)-12/31/01                 -               -              9.27             (7.30)           59,841          44.80

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/OPPENHEIMER GROWTH FUND

Class A
       12/31/2004                     -               -              8.63               4.23           24,479         124.90
       12/31/2003                     -               -              8.28              17.78           32,993          94.02
       12/31/2002                     -               -              7.03             (25.29)          17,846          55.58
    05/01(a)-12/31/01                 -               -              9.41              (5.82)          13,557          58.88

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/PIMCO TOTAL RETURN BOND FUND

Class A
       12/31/2004                  (0.13)             -             11.96               4.45          390,124         162.80 (d)
       12/31/2003                  (0.22)             -             11.76               4.78          317,301         146.76
       12/31/2002                      -              -             11.60               8.85          211,362         116.05
       12/31/2001                  (0.33)             -             10.66               9.52           54,851         112.25
       12/31/2000                  (0.01)             -             10.29              11.75           21,715         221.61

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/PUTNAM EQUITY FUND

Class A
       12/31/2004                      -              -             18.59              13.04          149,669          91.21
       12/31/2003                      -              -             16.54              27.23          164,927          74.82
       12/31/2002                      -              -             13.04             (24.10)         153,303         123.47
       12/31/2001                      -              -             17.18             (25.01)         282,049          91.77
       12/31/2000                  (0.46)             -             22.91             (17.85)         497,299          77.67

------------------------------------------------------------------------------------------------------------------------------------



                                                                   Assuming No Expense Reimburse-
                                                                    ment or Fees Paid Indirectly
                                                                --------------------------------------
                                                                --------------------------------------
                                                Ratio of Net                         Ratio of Net
                                Ratio of         Investment        Ratio of           Investment
                              Expenses to      Income (Loss)      Expenses to        Income (Loss)
                              Average Net        to Average       Average Net         to Average
      Period Ended             Assets (c)      Net Assets (c)     Assets (c)        Net Assets (c)
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
JNL/OPPENHEIMER GLOBAL GROWTH FUND

Class A
       12/31/2004                  1.06 %           0.56 %          n/a %                n/a %
       12/31/2003                  1.05             0.57            n/a                  n/a
       12/31/2002                  1.05             0.44            n/a                  n/a
    05/01(a)-12/31/01              1.05             0.54            n/a                  n/a

-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
JNL/OPPENHEIMER GROWTH FUND

Class A
       12/31/2004                  1.01             0.12            n/a                  n/a
       12/31/2003                  1.00            (0.49)           n/a                  n/a
       12/31/2002                  1.00            (0.49)           n/a                  n/a
    05/01(a)-12/31/01              1.00             0.17            n/a                  n/a

-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
JNL/PIMCO TOTAL RETURN BOND FUND

Class A
       12/31/2004                  0.81             1.72            n/a                  n/a
       12/31/2003                  0.80             2.02            n/a                  n/a
       12/31/2002                  0.80             3.23            n/a                  n/a
       12/31/2001                  0.80             4.35            n/a                  n/a
       12/31/2000                  0.93 (e)         5.98            n/a                  n/a

-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
JNL/PUTNAM EQUITY FUND

Class A
       12/31/2004                  0.99             0.95              1.06                  0.88
       12/31/2003                  1.00             0.45              1.07                  0.38
       12/31/2002                  0.99             0.23              1.05                  0.17
       12/31/2001                  0.96            (0.07)             0.99                 (0.10)
       12/31/2000                  0.94            (0.22)             0.95                 (0.23)

-----------------------------------------------------------------------------------------------------------

--------------------------

(a)  Commencement of operations.

(b) Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(c)  Annualized for periods less than one year.

(d)  The Portfolio  Turnover  excludes dollar roll  transactions.  The Portfolio
     Turnover including dollar roll transactions for JNL/PIMCO Total Return Bond
     Fund is 352.28%.

(e)  The ratio of net operating expenses was 0.80%.



                     See Notes to the Financial Statements.


JNL Series Trust
Financial Highlights

                                                            Increase (Decrease) from
                                                             Investment Operations
                                            -------------------------------------------------------
                             Net Asset      -------------------------------------------------------
                               Value              Net           Net Realized        Total from       Distributions from
                             Beginning        Investment        & Unrealized        Investment        Net Investment
      Period Ended           of Period       Income (Loss)     Gains (Losses)       Operations            Income
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
JNL/PUTNAM INTERNATIONAL EQUITY FUND

Class A
       12/31/2004           $    9.61               $ 0.10            $ 1.47               $ 1.57              $ (0.14)
       12/31/2003                7.59                 0.10              2.06                 2.16                (0.14)
       12/31/2002                9.66                 0.08             (2.07)               (1.99)               (0.08)
       12/31/2001               12.23                 0.08             (2.56)               (2.48)               (0.07)
       12/31/2000               16.79                 0.08             (2.49)               (2.41)               (0.01)

-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
JNL/PUTNAM MIDCAP GROWTH FUND

Class A
       12/31/2004                6.82                (0.04)             1.31                 1.27                    -
       12/31/2003                5.11                (0.03)             1.74                 1.71                    -
       12/31/2002                7.23                (0.04)            (2.08)               (2.12)                   -
       12/31/2001                9.90                (0.05)            (2.62)               (2.67)                   -
    05/01(a)-12/31/00           10.00                    -             (0.10)               (0.10)                   -

-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
JNL/PUTNAM VALUE EQUITY FUND

Class A
       12/31/2004               16.09                 0.24              1.33                 1.57                (0.24)
       12/31/2003               13.06                 0.16              3.04                 3.20                (0.17)
       12/31/2002               16.50                 0.16             (3.44)               (3.28)               (0.16)
       12/31/2001               17.78                 0.15             (1.27)               (1.12)               (0.16)
       12/31/2000               16.78                 0.16              1.00                 1.16                (0.16)

-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
JNL/S&P MANAGED AGGRESSIVE GROWTH FUND

Class A
       12/31/2004               10.57                 0.02              1.31                 1.33                (0.01)
       12/31/2003                8.44                 0.06              2.20                 2.26                (0.13)
       12/31/2002               10.45                 0.06             (1.97)               (1.91)               (0.10)
       12/31/2001               12.86                 0.02             (1.38)               (1.36)               (0.35)
       12/31/2000               14.69                (0.10)            (1.28)               (1.38)               (0.17)

-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
JNL/S&P MANAGED CONSERVATIVE FUND

Class A
10/04(a)-12/31/04               10.00                 0.14              0.21                 0.35                    -

-----------------------------------------------------------------------------------------------------------------------



                                                                                                  Supplemental Data
                            Distributions from                                  -------------------------------------------------
                               Net Realized                                     -------------------------------------------------
                                 Gains on                         Net Asset                          Net Assets,
                                Investment        Return of       Value, End          Total         End of Period    Portfolio
      Period Ended             Transactions        Capital        of Period         Return(b)      (in thousands)   Turnover (d)
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
JNL/PUTNAM INTERNATIONAL EQUITY FUND

Class A
       12/31/2004               $      -            $ -             $ 11.04           16.34 %         $ 94,998         75.17%
       12/31/2003                      -              -                9.61           28.53             96,811        113.94
       12/31/2002                      -              -                7.59          (20.58)            78,272        134.52
       12/31/2001                  (0.02)             -                9.66          (20.29)           103,972         66.42
       12/31/2000                  (2.14)             -               12.23          (13.99)           126,816        138.12

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
JNL/PUTNAM MIDCAP GROWTH FUND

Class A
       12/31/2004                      -              -                8.09            18.62            33,829        111.57
       12/31/2003                      -              -                6.82            33.46            28,909        116.81
       12/31/2002                      -              -                5.11           (29.32)           18,647        116.70
       12/31/2001                      -              -                7.23           (26.97)           29,541        211.61
    05/01(a)-12/31/00                  -              -                9.90            (1.00)           46,122         58.67

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
JNL/PUTNAM VALUE EQUITY FUND

Class A
       12/31/2004                       -             -               17.42             9.76           215,615         46.27
       12/31/2003                       -             -               16.09            24.55           309,732         67.86
       12/31/2002                       -             -               13.06           (19.87)          256,100         62.19
       12/31/2001                       -             -               16.50            (6.32)          347,246         82.54
       12/31/2000                       -             -               17.78             6.96           422,750         86.43

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
JNL/S&P MANAGED AGGRESSIVE GROWTH FUND

Class A
       12/31/2004                       -             -               11.89            12.61           670,711         62.01
       12/31/2003                       -             -               10.57            26.80           164,016          3.87
       12/31/2002                       -             -                8.44           (18.26)           97,110         37.53
       12/31/2001                   (0.70)            -               10.45           (10.58)          107,519         67.65
       12/31/2000                   (0.28)            -               12.86            (9.37)           95,075         24.94

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
JNL/S&P MANAGED CONSERVATIVE FUND

Class A
10/04(a)-12/31/04                       -             -               10.35             3.50            13,909         13.03

---------------------------------------------------------------------------------------------------------------------------------



                                                                   Assuming No Expense Reimburse-
                                                                    ment or Fees Paid Indirectly
                                                                --------------------------------------
                                                                --------------------------------------
                                                Ratio of Net                         Ratio of Net
                                Ratio of         Investment        Ratio of           Investment
                              Expenses to      Income (Loss)      Expenses to        Income (Loss)
                              Average Net        to Average       Average Net         to Average
      Period Ended             Assets (c)      Net Assets (c)     Assets (c)        Net Assets (c)
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
JNL/PUTNAM INTERNATIONAL EQUITY FUND

Class A
       12/31/2004                  1.17 %           0.96 %            1.19 %                0.94 %
       12/31/2003                  1.23             1.17              1.26                  1.14
       12/31/2002                  1.18             0.83              1.21                  0.80
       12/31/2001                  1.17             0.76              1.18                  0.75
       12/31/2000                  1.17             0.44               n/a                  n/a

-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
JNL/PUTNAM MIDCAP GROWTH FUND

Class A
       12/31/2004                  1.06            (0.62)             1.14                 (0.70)
       12/31/2003                  1.05            (0.52)             1.11                 (0.58)
       12/31/2002                  1.05            (0.62)             1.10                 (0.67)
       12/31/2001                  1.05            (0.46)             1.09                 (0.50)
    05/01(a)-12/31/00              1.05            (0.09)             1.06                 (0.10)

-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
JNL/PUTNAM VALUE EQUITY FUND

Class A
       12/31/2004                  0.97             1.24              1.01                  1.20
       12/31/2003                  0.98             1.16              1.03                  1.11
       12/31/2002                  0.98             1.06              1.01                  1.03
       12/31/2001                  0.96             0.89              0.99                  0.86
       12/31/2000                  0.96             1.05              0.97                  1.04

-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
JNL/S&P MANAGED AGGRESSIVE GROWTH FUND

Class A
       12/31/2004                  0.18             0.41                n/a                  n/a
       12/31/2003                  0.20             0.97                n/a                  n/a
       12/31/2002                  0.20             0.77                n/a                  n/a
       12/31/2001                  0.20             1.16                n/a                  n/a
       12/31/2000                  0.20             1.62                n/a                  n/a

-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
JNL/S&P MANAGED CONSERVATIVE FUND

Class A
10/04(a)-12/31/04                  0.18            12.94                n/a                  n/a

-------------------------------------------------------------------------------------------------------


--------------------------

(a)  Commencement of operations.

(b) Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(c)  Annualized for periods less than one year.

(d)  The Portfolio Turnover excludes dollar roll transactions.



                     See Notes to the Financial Statements.


JNL Series Trust
Financial Highlights

                                                            Increase (Decrease) from
                                                             Investment Operations
                                            -------------------------------------------------------
                             Net Asset      -------------------------------------------------------
                               Value              Net           Net Realized        Total from       Distributions from
                             Beginning        Investment        & Unrealized        Investment        Net Investment
      Period Ended           of Period       Income (Loss)     Gains (Losses)       Operations            Income
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
JNL/S&P MANAGED GROWTH FUND

Class A
       12/31/2004           $   11.07           $ 0.07            $ 1.19               $ 1.26              $ (0.06)
       12/31/2003                9.25             0.08              1.93                 2.01                (0.19)
       12/31/2002               10.70             0.08             (1.41)               (1.33)               (0.12)
       12/31/2001               12.37             0.01             (0.92)               (0.91)               (0.32)
       12/31/2000               13.42             0.03             (0.62)               (0.59)               (0.21)

-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
JNL/S&P MANAGED MODERATE FUND

Class A
10/04(a)-12/31/04               10.00             0.11              0.43                 0.54                    -

-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
JNL/S&P MANAGED MODERATE GROWTH FUND

Class A
       12/31/2004               10.91             0.12              0.92                 1.04                (0.11)
       12/31/2003                9.48             0.10              1.58                 1.68                (0.25)
       12/31/2002               10.54             0.10             (0.99)               (0.89)               (0.17)
       12/31/2001               11.83             0.08             (0.65)               (0.57)               (0.34)
       12/31/2000               12.45             0.11             (0.31)               (0.20)               (0.23)

-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
JNL/SALOMON BROTHERS HIGH YIELD BOND FUND

Class A
       12/31/2004                8.03             0.17              0.49                 0.66                (0.18)
       12/31/2003                6.98             0.75              1.05                 1.80                (0.75)
       12/31/2002                7.42             0.87             (0.44)                0.43                (0.87)
       12/31/2001                7.67             0.65             (0.24)                0.41                (0.66)
       12/31/2000                8.71             0.64             (1.05)               (0.41)               (0.63)

-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
JNL/SALOMON BROTHERS STRATEGIC BOND FUND

Class A
       12/31/2004               11.40             0.56              0.23                 0.79                (0.53)
       12/31/2003               10.63             0.49              0.95                 1.44                (0.52)
       12/31/2002               10.41             0.65              0.22                 0.87                (0.65)
       12/31/2001               10.37             0.68              0.01                 0.69                (0.65)
       12/31/2000               10.25             0.68              0.06                 0.74                (0.62)

-----------------------------------------------------------------------------------------------------------------------





                                                                                                  Supplemental Data
                            Distributions from                                  -------------------------------------------------
                               Net Realized                                     -------------------------------------------------
                                 Gains on                         Net Asset                          Net Assets,
                                Investment        Return of       Value, End          Total         End of Period    Portfolio
      Period Ended             Transactions        Capital        of Period         Return(b)      (in thousands)   Turnover (d)
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
JNL/S&P MANAGED GROWTH FUND

Class A
       12/31/2004                 $ (0.04)         $ -             $ 12.23          11.41 %         $ 1,001,562       46.80%
       12/31/2003                       -            -               11.07          21.73               609,887        3.33
       12/31/2002                       -            -                9.25         (12.40)              331,543       32.67
       12/31/2001                   (0.44)           -               10.70          (7.34)              298,741       59.64
       12/31/2000                   (0.25)           -               12.37          (4.35)              222,052       19.23

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/S&P MANAGED MODERATE FUND

Class A
10/04(a)-12/31/04                       -            -               10.54           5.40               19,873         0.39

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/S&P MANAGED MODERATE GROWTH FUND

Class A
       12/31/2004                   (0.17)           -               11.67           9.58              619,106        38.10
       12/31/2003                       -            -               10.91          17.75              402,322         2.24
       12/31/2002                       -            -                9.48          (8.48)             227,833        31.43
       12/31/2001                   (0.38)           -               10.54          (4.78)             187,495        49.46
       12/31/2000                   (0.19)           -               11.83          (1.55)             139,701        25.30

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/SALOMON BROTHERS HIGH YIELD BOND FUND

Class A
       12/31/2004                       -            -                8.51           8.22             284,949        149.00
       12/31/2003                       -            -                8.03          25.79              19,464         71.74
       12/31/2002                       -            -                6.98           5.76              17,079         77.04
       12/31/2001                       -            -                7.42           5.33              20,220         48.73
       12/31/2000                       -            -                7.67          (4.67)             16,437         35.52

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/SALOMON BROTHERS STRATEGIC BOND FUND

Class A
       12/31/2004                   (0.19)           -               11.47           6.91             236,706         74.16 (d)
       12/31/2003                   (0.15)           -               11.40          13.53             197,923         61.03
       12/31/2002                       -            -               10.63           8.38             125,881         83.34
       12/31/2001                       -            -               10.41           6.71             123,310         86.36
       12/31/2000                       -            -               10.37           7.28             116,654         93.13

------------------------------------------------------------------------------------------------------------------------------------



                                                                   Assuming No Expense Reimburse-
                                                                    ment or Fees Paid Indirectly
                                                                --------------------------------------
                                                                --------------------------------------
                                                Ratio of Net                         Ratio of Net
                                Ratio of         Investment        Ratio of           Investment
                              Expenses to      Income (Loss)      Expenses to        Income (Loss)
                              Average Net        to Average       Average Net         to Average
      Period Ended             Assets (c)      Net Assets (c)     Assets (c)        Net Assets (c)
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
JNL/S&P MANAGED GROWTH FUND

Class A
       12/31/2004                   0.17 %           0.67 %          n/a %                n/a %
       12/31/2003                   0.20             1.40            n/a                  n/a
       12/31/2002                   0.20             1.26            n/a                  n/a
       12/31/2001                   0.20             1.66            n/a                  n/a
       12/31/2000                   0.20             2.61            n/a                  n/a

----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
JNL/S&P MANAGED MODERATE FUND

Class A
10/04(a)-12/31/04                   0.18            11.25            n/a                  n/a

----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
JNL/S&P MANAGED MODERATE GROWTH FUND

Class A
       12/31/2004                   0.18             1.20            n/a                  n/a
       12/31/2003                   0.20             1.79            n/a                  n/a
       12/31/2002                   0.20             1.75            n/a                  n/a
       12/31/2001                   0.20             2.42            n/a                  n/a
       12/31/2000                   0.20             3.53            n/a                  n/a

----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
JNL/SALOMON BROTHERS HIGH YIELD BOND FUND

Class A
       12/31/2004                   0.83             6.97            n/a                  n/a
       12/31/2003                   0.90             8.47            n/a                  n/a
       12/31/2002                   0.90             8.88            n/a                  n/a
       12/31/2001                   0.90             8.54            n/a                  n/a
       12/31/2000                   0.90             9.17            n/a                  n/a

----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
JNL/SALOMON BROTHERS STRATEGIC BOND FUND

Class A
       12/31/2004                   0.94             4.63            n/a                  n/a
       12/31/2003                   0.95             5.03            n/a                  n/a
       12/31/2002                   0.95             6.22            n/a                  n/a
       12/31/2001                   0.98 (e)         6.46            n/a                  n/a
       12/31/2000                   0.95             7.42            n/a                  n/a

----------------------------------------------------------------------------------------------------------

--------------------------

(a)  Commencement of operations.

(b) Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(c)  Annualized for periods less than one year.

(d)  The Portfolio  Turnover  excludes dollar roll  transactions.  The Portfolio
     Turnover  including  dollar  roll  transactions  for  JNL/Salomon  Brothers
     Stratigic Bond Fund is 422.85%.

(e)  The ratio of net operating expenses was 0.95%.




                     See Notes to the Financial Statements.


JNL Series Trust
Financial Highlights

                                                            Increase (Decrease) from
                                                             Investment Operations
                                            -------------------------------------------------------
                             Net Asset      -------------------------------------------------------
                               Value              Net           Net Realized        Total from       Distributions from
                             Beginning        Investment        & Unrealized        Investment        Net Investment
      Period Ended           of Period       Income (Loss)     Gains (Losses)       Operations            Income
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
JNL/SALOMON BROTHERS U.S. GOVERNMENT & QUALITY BOND FUND

Class A
       12/31/2004           $  11.47               $ 0.54           $ (0.10)              $ 0.44              $ (0.53)
       12/31/2003              11.89                 0.45             (0.31)                0.14                (0.42)
       12/31/2002              11.17                 0.42              0.86                 1.28                (0.42)
       12/31/2001              10.96                 0.50              0.25                 0.75                (0.49)
       12/31/2000              10.36                 0.60              0.59                 1.19                (0.59)

-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
JNL/SELECT BALANCED FUND

Class A
       12/31/2004              15.55                 0.36              1.33                 1.69                (0.02)
       12/31/2003              13.14                 0.32              2.51                 2.83                (0.30)
       12/31/2002              14.00                 0.42             (0.69)               (0.27)               (0.42)
       12/31/2001              13.13                 0.41              0.98                 1.39                (0.44)
       12/31/2000              12.60                 0.50              0.52                 1.02                (0.46)

-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
JNL/SELECT GLOBAL GROWTH FUND

Class A
       12/31/2004              17.43                 0.10              1.88                 1.98                    -
       12/31/2003              14.06                 0.13              3.24                 3.37                    -
       12/31/2002              19.48                 0.10             (5.38)               (5.28)               (0.14)
       12/31/2001              25.97                 0.08             (6.19)               (6.11)               (0.35)
       12/31/2000              35.69                 0.07             (6.55)               (6.48)               (0.59)

-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
JNL/SELECT LARGE CAP GROWTH FUND

Class A
       12/31/2004              17.65                (0.02)             2.08                 2.06                    -
       12/31/2003              13.03                (0.04)             4.66                 4.62                    -
       12/31/2002              18.55                (0.04)            (5.48)               (5.52)                   -
       12/31/2001              26.65                    -             (8.04)               (8.04)               (0.01)
       12/31/2000              39.97                 0.16             (8.45)               (8.29)               (0.51)

-----------------------------------------------------------------------------------------------------------------------





                                                                                                  Supplemental Data
                            Distributions from                                  -------------------------------------------------
                               Net Realized                                     -------------------------------------------------
                                 Gains on                         Net Asset                          Net Assets,
                                Investment        Return of       Value, End          Total         End of Period    Portfolio
      Period Ended             Transactions        Capital        of Period         Return(b)      (in thousands)   Turnover (d)
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
JNL/SALOMON BROTHERS U.S. GOVERNMENT & QUALITY BOND FUND

Class A
       12/31/2004             $   (0.07)             $ -          $ 11.31             3.85 %         $ 197,863        64.93% (d)
       12/31/2003                 (0.14)               -            11.47             1.18             257,274        43.56
       12/31/2002                 (0.14)               -            11.89            11.47             304,265        35.72
       12/31/2001                 (0.05)               -            11.17             6.92             226,275        69.10
       12/31/2000                     -                -            10.96            11.50             138,122        49.09

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/SELECT BALANCED FUND

Class A
       12/31/2004                 (0.10)               -            17.12            10.88             381,316       120.61
       12/31/2003                 (0.12)               -            15.55            21.57             303,892        54.21
       12/31/2002                 (0.17)               -            13.14            (1.93)            217,013        68.30
       12/31/2001                 (0.08)               -            14.00            10.57             212,196        42.38
       12/31/2000                 (0.03)               -            13.13             8.25             155,270        25.76

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/SELECT GLOBAL GROWTH FUND

Class A
       12/31/2004                     -                -            19.41            11.36             217,952       296.09
       12/31/2003                     -                -            17.43            23.97             197,288       120.39
       12/31/2002                     -                -            14.06           (27.12)            206,070        65.19
       12/31/2001                 (0.03)               -            19.48           (23.50)            389,796        93.37
       12/31/2000                 (2.65)               -            25.97           (18.28)            665,187        65.56

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/SELECT LARGE CAP GROWTH FUND

Class A
       12/31/2004                     -                -            19.71            11.67             295,491       154.46
       12/31/2003                     -                -            17.65            35.46             257,852        78.47
       12/31/2002                     -                -            13.03           (29.76)            215,884       117.19
       12/31/2001                 (0.05)               -            18.55           (30.18)            436,946       100.02
       12/31/2000                 (4.52)               -            26.65           (20.97)            744,972        61.65

-----------------------------------------------------------------------------------------------------------------------------------


                                                                   Assuming No Expense Reimburse-
                                                                    ment or Fees Paid Indirectly
                                                                --------------------------------------
                                                                --------------------------------------
                                                Ratio of Net                         Ratio of Net
                                Ratio of         Investment        Ratio of           Investment
                              Expenses to      Income (Loss)      Expenses to        Income (Loss)
                              Average Net        to Average       Average Net         to Average
      Period Ended             Assets (c)      Net Assets (c)     Assets (c)        Net Assets (c)
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
JNL/SALOMON BROTHERS U.S. GOVERNMENT & QUALITY BOND FUND

Class A
       12/31/2004                 0.79 %           3.92 %          n/a %                n/a %
       12/31/2003                 0.78             3.26            n/a                  n/a
       12/31/2002                 0.78             4.26            n/a                  n/a
       12/31/2001                 0.82 (e)         5.09            n/a                  n/a
       12/31/2000                 0.80             6.06            n/a                  n/a

------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
JNL/SELECT BALANCED FUND

Class A
       12/31/2004                 0.80             2.42            n/a                  n/a
       12/31/2003                 0.80             2.49            0.81                 2.48
       12/31/2002                 0.81             2.98            0.81                 2.98
       12/31/2001                 0.81             3.28            n/a                  n/a
       12/31/2000                 0.82             4.02            n/a                  n/a

------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
JNL/SELECT GLOBAL GROWTH FUND

Class A
       12/31/2004                 1.11             0.58            1.21                  0.48
       12/31/2003                 1.13             0.70            1.18                  0.65
       12/31/2002                 1.07             0.45            1.10                  0.42
       12/31/2001                 1.05             0.42            1.06                  0.41
       12/31/2000                 1.03             0.03            n/a                   n/a

------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
JNL/SELECT LARGE CAP GROWTH FUND

Class A
       12/31/2004                 1.00            (0.09)           1.02                 (0.11)
       12/31/2003                 1.04            (0.28)           1.08                 (0.32)
       12/31/2002                 1.02            (0.18)           1.10                 (0.26)
       12/31/2001                 0.99             0.05            1.02                  0.02
       12/31/2000                 0.98             0.25            n/a                   n/a

------------------------------------------------------------------------------------------------------

--------------------------

(a)  Commencement of operations.

(b) Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(c)  Annualized for periods less than one year.

(d)  The Portfolio  Turnover  excludes dollar roll  transactions.  The Portfolio
     Turnover  including dollar roll transactions for JNL/Salomon  Brothers U.S.
     Governement Quality & Bond Fund is 643.06%.

(e)  The ratio of net operating expenses was 0.79%.



                     See Notes to the Financial Statements.


JNL Series Trust
Financial Highlights

                                                            Increase (Decrease) from
                                                             Investment Operations
                                            -------------------------------------------------------
                             Net Asset      -------------------------------------------------------
                               Value              Net           Net Realized        Total from       Distributions from
                             Beginning        Investment        & Unrealized        Investment        Net Investment
      Period Ended           of Period       Income (Loss)     Gains (Losses)       Operations            Income
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
JNL/SELECT MONEY MARKET FUND

Class A
       12/31/2004           $    1.00           $ 0.01               $ -               $ 0.01              $ (0.01)
       12/31/2003                1.00             0.01                 -                 0.01                (0.01)
       12/31/2002                1.00             0.01                 -                 0.01                (0.01)
       12/31/2001                1.00             0.03                 -                 0.03                (0.03)
       12/31/2000                1.00             0.06                 -                 0.06                (0.06)

-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
JNL/SELECT VALUE FUND

Class A
       12/31/2004               14.70             0.12              2.05                 2.17                (0.06)
       12/31/2003               10.97             0.11              3.71                 3.82                (0.03)
    09/30(a)-12/31/02           10.00             0.06              0.91                 0.97                    -

-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
JNL/T.ROWE PRICE ESTABLISHED GROWTH FUND

Class A
       12/31/2004               16.77             0.08              1.58                 1.66                (0.07)
       12/31/2003               12.85             0.02              3.90                 3.92                    -
       12/31/2002               16.78             0.01             (3.92)               (3.91)               (0.02)
       12/31/2001               18.74             0.02             (1.94)               (1.92)                   -
       12/31/2000               21.70                -             (0.11)               (0.11)               (0.01)

-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
JNL/T.ROWE PRICE MID-CAP GROWTH FUND

Class A
       12/31/2004               24.89            (0.13)             4.61                 4.48                    -
       12/31/2003               18.05            (0.12)             7.08                 6.96                    -
       12/31/2002               23.12            (0.15)            (4.92)               (5.07)                   -
       12/31/2001               23.47            (0.13)            (0.22)               (0.35)                   -
       12/31/2000               23.71            (0.04)             1.67                 1.63                    -

-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
JNL/T.ROWE PRICE VALUE FUND

Class A
       12/31/2004               11.92             0.12              1.68                 1.80                (0.08)
       12/31/2003                9.22             0.06              2.70                 2.76                (0.06)
       12/31/2002               11.11             0.09             (1.96)               (1.87)                   -
       12/31/2001               11.14             0.08              0.01                 0.09                (0.08)
    05/01(a)-12/31/00           10.00             0.09              1.16                 1.25                (0.09)

-----------------------------------------------------------------------------------------------------------------------





                                                                                                  Supplemental Data
                            Distributions from                                  -------------------------------------------------
                               Net Realized                                     -------------------------------------------------
                                 Gains on                         Net Asset                          Net Assets,
                                Investment        Return of       Value, End          Total         End of Period    Portfolio
      Period Ended             Transactions        Capital        of Period         Return(b)      (in thousands)   Turnover (d)
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
JNL/SELECT MONEY MARKET FUND

Class A
       12/31/2004               $     -           $   -             $ 1.00            0.78 %        $ 237,815          n/a %
       12/31/2003                     -               -               1.00            0.46            184,440          n/a
       12/31/2002                     -               -               1.00            1.07            214,520          n/a
       12/31/2001                     -               -               1.00            3.45            242,518          n/a
       12/31/2000                     -               -               1.00            5.83            185,012          n/a

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
JNL/SELECT VALUE FUND

Class A
       12/31/2004                 (0.10)              -              16.71           14.77            154,283       136.31
       12/31/2003                 (0.06)              -              14.70           34.80             54,532        16.19
    09/30(a)-12/31/02                 -               -              10.97            9.70             18,004         8.64

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
JNL/T.ROWE PRICE ESTABLISHED GROWTH FUND

Class A
       12/31/2004                     -               -              18.36            9.89            606,885        36.69
       12/31/2003                     -               -              16.77           30.54            474,046        36.37
       12/31/2002                     -               -              12.85          (23.33)           316,367        46.16
       12/31/2001                 (0.04)              -              16.78          (10.23)           474,105        63.38
       12/31/2000                 (2.84)              -              18.74           (0.34)           411,855        77.19

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
JNL/T.ROWE PRICE MID-CAP GROWTH FUND

Class A
       12/31/2004                 (1.50)              -              27.87           18.03            541,739        34.02
       12/31/2003                 (0.12)              -              24.89           38.60            379,541        42.89
       12/31/2002                     -               -              18.05          (21.93)           248,327        42.22
       12/31/2001                     -               -              23.12           (1.49)           366,028        44.26
       12/31/2000                 (1.87)              -              23.47            7.16            419,796        47.90

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
JNL/T.ROWE PRICE VALUE FUND

Class A
       12/31/2004                     -              -              13.64           15.12            485,126        42.10
       12/31/2003                     -              -              11.92           29.97            404,470        28.06
       12/31/2002                 (0.02)             -               9.22          (16.84)           220,106        38.21
       12/31/2001                 (0.04)             -              11.11            0.78            216,408        42.29
    05/01(a)-12/31/00             (0.02)             -              11.14           12.54             26,446        44.84

---------------------------------------------------------------------------------------------------------------------------------





                                                                   Assuming No Expense Reimburse-
                                                                    ment or Fees Paid Indirectly
                                                                --------------------------------------
                                                                --------------------------------------
                                                Ratio of Net                         Ratio of Net
                                Ratio of         Investment        Ratio of           Investment
                              Expenses to      Income (Loss)      Expenses to        Income (Loss)
                              Average Net        to Average       Average Net         to Average
      Period Ended             Assets (c)      Net Assets (c)     Assets (c)        Net Assets (c)
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
JNL/SELECT MONEY MARKET FUND

Class A
       12/31/2004                 0.61 %           0.81 %           n/a %               n/a %
       12/31/2003                 0.69             0.47             n/a                 n/a
       12/31/2002                 0.69             1.07             n/a                 n/a
       12/31/2001                 0.69             3.28             n/a                 n/a
       12/31/2000                 0.70             5.73             n/a                 n/a

------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
JNL/SELECT VALUE FUND

Class A
       12/31/2004                 0.86             1.50             n/a                 n/a
       12/31/2003                 0.85             1.81             0.88                 1.78
    09/30(a)-12/31/02             0.85             2.24             0.98                 2.11

------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
JNL/T.ROWE PRICE ESTABLISHED GROWTH FUND

Class A
       12/31/2004                 0.92             0.51             0.93                 0.50
       12/31/2003                 0.92             0.14             0.95                 0.11
       12/31/2002                 0.92             0.06             0.94                 0.04
       12/31/2001                 0.92             0.12             0.92                 0.12
       12/31/2000                 0.92             0.03             0.92                 0.03

------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
JNL/T.ROWE PRICE MID-CAP GROWTH

Class A
       12/31/2004                 1.02            (0.55)            1.04                (0.57)
       12/31/2003                 1.03            (0.60)            1.04                (0.61)
       12/31/2002                 1.03            (0.67)            1.04                (0.68)
       12/31/2001                 1.02            (0.56)            1.03                (0.57)
       12/31/2000                 1.02            (0.20)            n/a                  n/a

------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
JNL/T.ROWE PRICE VALUE FUND

Class A
       12/31/2004                 0.99             1.01             1.01                 0.99
       12/31/2003                 1.00             1.05             1.02                 1.03
       12/31/2002                 1.00             0.97             1.02                 0.95
       12/31/2001                 1.00             0.93             1.02                 0.91
    05/01(a)-12/31/00             1.00             1.47             1.01                 1.46

------------------------------------------------------------------------------------------------------------


--------------------------

(a)  Commencement of operations.

(b) Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(c)  Annualized for periods less than one year.

(d)  The Portfolio Turnover excludes dollar roll transactions.


                                   PROSPECTUS

                                   MAY 2, 2005

                                JNL SERIES TRUST

You can find more information about the Trust in:

     o The Trust's STATEMENT OF ADDITIONAL INFORMATION (SAI) dated May 2, 2005, which contains further information about the Trust and the Funds, particularly their investment practices and restrictions. The current SAI is on file with the Securities and Exchange Commission
          (SEC) and is incorporated into the Prospectus by reference (which means the SAI is legally part of the Prospectus).

     o The Trust's ANNUAL AND SEMI-ANNUAL REPORTS to shareholders, which show the Fund's actual investments and include financial statements as of the close of the particular annual or semi-annual period. The Annual Report also discusses the market conditions and investment strategies that significantly affected each Fund's performance during the year covered by the report.

You can obtain a copy of the current SAI or the most recent Annual or Semi-Annual Reports without charge, or make other inquiries, by calling 1-800-766-4683 (Annuity and Life Service Center), 1-800-599-5651 (NY Annuity and Life Service Center), 1-800-777-7779 (for contracts purchased through a bank or financial institution) or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution), or writing the JNL Series Trust Service Center, P.O. Box 378002, Denver, Colorado 80237-8003 or by visiting WWW.JNL.COM or WWW.JNLNY.COM.

You also can review and copy information about the Trust (including its current SAI and most recent Annual and Semi-Annual Reports) at the SEC's Public Reference Room in Washington, D.C. Reports and other information about the Trust also are available on the EDGAR database on the SEC's Internet site (HTTP://WWW.SEC.GOV), and copies may be obtained, after payment of a duplicating fee, by electronic request (PUBLICINFO@SEC.GOV) or by writing the SEC's Public Reference Section Washington, D.C., 20549-0102. You can find out about the operation of the Public Reference Section and copying charges by calling 1-202-942-8090.

                                     The Trust's SEC file number is: 811-8894


--------

1 MSCI EAFE is a trademark of Morgan Stanley Capital International, Inc., and has been licensed for use by Mellon Financial Corporation. The Fund is not sponsored, endorsed, sold or promoted by the Morgan Stanley Capital International, Inc., and Morgan Stanley Capital International, Inc. makes no representation regarding the advisability of investing in the Fund.

                                   PROSPECTUS
                                 CLASS A SHARES
                                   May 2, 2005
                               JNL(R) SERIES TRUST
                    1 Corporate Way o Lansing, Michigan 48951

This Prospectus provides you with the basic information you should know before investing in the JNL Series Trust (Trust).

The shares of the Trust are sold to life insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies. Shares of the Trust may also be sold directly to qualified retirement plans. The Trust currently offers shares in the following separate Fund ("Fund").


JNL/Select Money Market Fund

THE FUND OFFERS THREE CLASSES OF SHARES, CLASS A, CLASS B AND CLASS C. CLASS A SHARES ARE DESCRIBED IN THIS PROSPECTUS.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE TRUST'S SECURITIES, OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

                                 ---------------

                 (This page has been intentionally left blank.)

                                TABLE OF CONTENTS

I. ABOUT THE FUNDS OF THE TRUST.............................................1

INCLUDES A DESCRIPTION OF EACH FUND, ITS INVESTMENT STRATEGIES AND PRINCIPAL RISKS; HISTORIC PERFORMANCE; PERFORMANCE MEASURED AGAINST A RELEVANT BENCHMARK; HIGHEST AND LOWEST PERFORMING QUARTERS; EXPENSES; AND MANAGEMENT OF THE FUND.

II. MANAGEMENT OF THE TRUST.................................................5

MANAGEMENT OF THE FUNDS; FUND EXPENSES; SUB-ADVISORY ARRANGEMENTS; ADMINISTRATIVE FEE, CLASSES OF SHARES, BROKERAGE ENHANCEMENT PLAN, INVESTMENT IN TRUST SHARES; SHARE REDEMPTION; AND TAX STATUS.

III. FINANCIAL HIGHLIGHTS...................................................11

THE FINANCIAL HIGHLIGHTS TABLES WILL HELP YOU UNDERSTAND A FUND'S FINANCIAL PERFORMANCE FOR THE PAST FIVE YEARS, OR FOR THE SHORTER LIFE OF THE FUND.

                 (This page has been intentionally left blank.)

                          ABOUT THE FUNDS OF THE TRUST

JNL/SELECT MONEY MARKET FUND (formerly JNL/PPM America Money Market Fund)

INVESTMENT OBJECTIVE. The investment objective of the JNL/Select Money Market Fund is to achieve as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity by investing in high quality, short-term money market instruments.

PRINCIPAL INVESTMENT STRATEGIES. The Fund invests in high-quality, U.S. dollar-denominated money market instruments that mature in 397 days or less. The Fund primarily invests in money market instruments rated in one of the two highest short-term credit rating categories, including:

     o Obligations issued or guaranteed as to principal and interest by the U.S. government, its agencies and instrumentalities or by state and local governments;

     o Obligations, such as time deposits, certificates of deposit and bankers acceptances, issued by U.S. and foreign banks and other lending institutions;

     o Commercial paper and other short-term obligations of U.S. and foreign issuers (including asset-backed securities);

     o Obligations issued or guaranteed by foreign governments or any of their political subdivisions, agencies or instrumentalities, including obligations of supranational entities; and

     o Repurchase agreements on obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

The sub-adviser's investment approach combines top-down analysis with fundamental bottom-up security selection. The manager considers factors such as the anticipated level of interest rates and the maturity of individual securities to determine the Fund's overall weighted average maturity. The overall weighted average maturity of the Fund's investments is 90 days or less.

The sub-adviser manages the Fund to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, including those as to quality, diversification and maturity. The Fund may invest more than 25% of its assets in the U.S. banking industry.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, you could lose money by investing in the Fund. While the Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund itself. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Fixed income securities in general are subject to credit risk and market risk. Credit risk is the actual or perceived risk that the issuer of the security will not pay the interest and principal payments when due. The value of a security typically declines if the issuer's credit quality deteriorates. Market risk, also known as interest rate risk, is the risk that interest rates will rise and the value of the securities, including those held by the Fund, will fall. A broad-based market drop may also cause a security's price to fall.

     o RISK OF INVESTMENT IN BANKING INDUSTRY. Because the Fund may invest more than 25% of total assets in securities issued by U.S. banks, its performance could be affected by factors influencing the health of the banking industry. These may include economic trends, industry competition and governmental actions, as well as factors affecting the financial stability of borrowers. The bank securities in which the Fund may invest typically are not insured by the federal government. Securities that do not represent deposits have lower priority in the bank's capital structure than those that do. This lower priority means that, in the event of insolvency of the bank that issued the security, the security could become worth less than the Fund paid for it.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

As of October 4, 2004, Wellington Management Company, LLP replaced PPM America, Inc. as the sub-adviser to the Fund. Returns shown reflect the results achieved in part by the prior sub-adviser.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31
4.87%          5.01% 4.99%   4.67%    5.83%    3.45%    1.07%    0.46%   0.78%
[insert chart]
1996           1997  1998    1999     2000     2001     2002     2003    2004

In the periods shown in the chart, the Fund's highest quarterly return was 1.50% (4th quarter of 2000) and its lowest quarterly return was 0.09% (3rd and 4th quarter of 2003).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
--------------------------------------------------------- --------------- ------------------ -----------------------
                                                              1 year           5 year            Life of Fund*
--------------------------------------------------------- --------------- ------------------ -----------------------
JNL/Select Money Market Fund (Class A)                          0.78%            2.29%              3.55%
Merrill Lynch Treasury Bill Index (3 month)                     1.33%            2.95%              3.94%
--------------------------------------------------------- --------------- ------------------ -----------------------

The 7-day yield of the Fund on December 31, 2004, was 1.63%. The Merrill Lynch
Treasury Bill Index is a broad-based unmanaged index.
* The Fund began operations on May 15, 1995.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

--------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
--------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------ -------------------------
                                                                                                   CLASS A
------------------------------------------------------------------------------------------ -------------------------
------------------------------------------------------------------------------------------ -------------------------
Management/Administrative Fee                                                                       0.40%
------------------------------------------------------------------------------------------ -------------------------
------------------------------------------------------------------------------------------ -------------------------
12b-1 Service Fee                                                                                   0.20%
------------------------------------------------------------------------------------------ -------------------------
------------------------------------------------------------------------------------------ -------------------------
Other Expenses                                                                                      0.01%
------------------------------------------------------------------------------------------ -------------------------
------------------------------------------------------------------------------------------ -------------------------
Total Fund Annual Operating Expenses                                                                0.61%
------------------------------------------------------------------------------------------ -------------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------------ -------------------------
EXPENSE EXAMPLE                                                                                    CLASS A
------------------------------------------------------------------------------------------ -------------------------
------------------------------------------------------------------------------------------ -------------------------
1 Year                                                                                               $62
------------------------------------------------------------------------------------------ -------------------------
------------------------------------------------------------------------------------------ -------------------------
3 Years                                                                                              $195
------------------------------------------------------------------------------------------ -------------------------
------------------------------------------------------------------------------------------ -------------------------
5 Years                                                                                              $340
------------------------------------------------------------------------------------------ -------------------------
------------------------------------------------------------------------------------------ -------------------------
10 Years                                                                                             $762
------------------------------------------------------------------------------------------ -------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER. The sub-adviser to the JNL/Select Money Market Fund is Wellington Management Company, LLP ("Wellington Management"). Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2004, Wellington Management had investment management authority with respect to approximately $470 billion in assets.

MORE ABOUT THE INVESTMENT OBJECTIVES AND RISKS OF ALL FUNDS

The investment objective of the Fund is not fundamental and may be changed by the Trustees without shareholder approval.

Certain Funds state in the description of their investment strategies that they may invest in futures contracts in certain circumstances. The Fund's use of commodity futures and commodity options trading should not be viewed as providing a vehicle for shareholder participation in a commodity pool. Rather, a Fund will employ such techniques only for: (1) hedging purposes; or (2) otherwise, to the extent that (i) aggregate initial margin and required premiums do not exceed 5 percent of the Fund's net assets; or (ii) the "notional" amount of such contracts does not exceed the net assets of the Fund. Jackson National Asset Management, LLCSM and the sub-advisers have claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, they are not subject to registration or regulation as pool operators under that Act.

                             MANAGEMENT OF THE TRUST

INVESTMENT ADVISER

Under Massachusetts law and the Trust's Declaration of Trust and By-Laws, the management of the business and affairs of the Trust is the responsibility of the Trustees.

Jackson National Asset Management, LLCSM (JNAM L.L.C.(R) or the Adviser), 1 Corporate Way, Lansing, Michigan 48951, is the investment adviser to the Trust and provides the Trust with professional investment supervision and management. The Adviser is a wholly owned subsidiary of Jackson National Life Insurance Company (JNL), which is in turn wholly owned by Prudential plc, a publicly traded life insurance company in the United Kingdom. The Adviser is the successor to Jackson National Financial Services, LLC which served as investment adviser to the Trust from July 1, 1998 until January 31, 2001. Jackson National Financial Services, Inc. served as investment adviser from the inception of the Trust until July 1, 1998.

MANAGEMENT FEE

As compensation for its services, the Adviser receives a fee from the Trust computed separately for each Fund, accrued daily and payable monthly. The fee the Adviser receives from the Fund is set forth below as an annual percentage of the net assets of the Fund.

............................................... ................................... .................................
                                                                                         ADVISORY FEE (ANNUAL RATE
                                                                                              BASED ON AVERAGE NET
FUND                                           ASSETS                                         ASSETS OF EACH FUND)
----                                           ------                                                       ------
............................................... ................................... .................................
............................................... ................................... .................................
JNL/Select Money Market Fund                   $0 to $500 million                                              .30%
                                               Over $500 million                                               .25%

............................................... ................................... .................................

SUB-ADVISORY ARRANGEMENTS

The Adviser selects, contracts with and compensates sub-advisers to manage the investment and reinvestment of the assets of the Funds of the Trust. The Adviser monitors the compliance of such sub-advisers with the investment objectives and related policies of each Fund and reviews the performance of such sub-advisers and reports periodically on such performance to the Trustees of the Trust.

Under the terms of the Sub-Advisory Agreement with the Adviser, the sub-adviser manages the investment and reinvestment of the assets of the assigned Fund, subject to the supervision of the Trustees of the Trust. The sub-adviser formulates a continuous investment program for each such Fund consistent with its investment objectives and policies outlined in this Prospectus. Each sub-adviser implements such programs by purchases and sales of securities. Each sub-adviser regularly reports to the Adviser and the Trustees of the Trust with respect to the implementation of such programs.

As compensation for its services, the sub-adviser receives a fee from the Adviser computed separately for the applicable Fund, stated as an annual percentage of the net assets of such Fund. The SAI contains a schedule of the management fees the Adviser currently is obligated to pay the sub-adviser out of the advisory fee it receives from the Fund.

The Adviser and the Trust, together with other investment companies of which the Adviser is investment adviser, has been granted an exemption from the Securities and Exchange Commission that allows the Adviser to hire, replace or terminate sub-advisers with the approval of the Board of Trustees, but without the approval of shareholders. The order allows the Adviser to revise a sub-advisory agreement with the approval of the Board of Trustees, but without shareholder approval. Under the terms of the exemption, if a new sub-adviser is hired by the Adviser, shareholders in the affected Fund will receive information about the new sub-adviser within 90 days of the change. The order allows the Funds to operate more efficiently and with greater flexibility. The Adviser provides the following oversight and evaluation services to the Funds, including, but not limited to:

     o performing initial due diligence on prospective sub-advisers for the Funds;

     o    monitoring the performance of sub-advisers;

     o    communicating performance expectations to the sub-advisers; and

     o    ultimately   recommending   to  the  Board  of   Trustees   whether  a
          sub-adviser's contract should be renewed, modified or terminated.

The Adviser does not expect to recommend frequent changes of sub-advisers. Although the Adviser will monitor the performance of the sub-advisers, there is no certainty that any sub-adviser or Funds will obtain favorable results at any given time. At a shareholder meeting of the Trust held on October 26, 2000, the shareholders of all Funds approved this multi-manager structure.

                               ADMINISTRATIVE FEE

In addition to the investment advisory fee, the Fund pays to JNAM L.L.C. (the Administrator) an Administrative Fee of .10% of the average daily net assets of the Fund. In return for the Administrative Fee, the Administrator provides or procures all necessary administrative functions and services for the operation of the Funds. In addition, the Administrator, at its own expense, arranges for legal, audit, fund accounting, custody, printing and mailing, and all other services necessary for the operation of each Fund. Each Fund is responsible for trading expenses including brokerage commissions, interest and taxes, other non-operating expenses, licensing costs, a portion of the Chief Compliance Officer costs, directors and officers insurance, the fees and expenses of the disinterested Trustees and of independent legal counsel to the disinterested Trustees (categorized as "Other Expenses" in the fee tables).

                                CLASSES OF SHARES

Effective December 15, 2003, the Trust adopted a multi-class plan pursuant to Rule 18f-3 under the 1940 Act. Under the multi-class plan, each Fund has two classes of shares (Class A and Class B), except (i) the JNL/Select Money Market Fund has three classes of shares (Class A, Class B and Class C) and (ii) the JNL/S&P Funds have one class of shares. The outstanding shares of all Funds (except JNL/S&P Funds) as of that date have been redesignated Class A shares.

This prospectus offers one class of shares. Under the multi-class structure, the Class A shares and Class B shares of each Fund, and the Class A, Class B and Class C shares of the JNL/Select Money Market Fund, represent interests in the same portfolio of securities, and will be substantially the same except for "class expenses." The expenses of each Fund will be borne by each Class of shares based on the net assets of the Fund attributable to each Class, except that class expenses will be allocated to each Class. "Class expenses" will include any distribution or administrative or service expense allocable to the appropriate Class, pursuant to the Brokerage Enhancement Plan described below, and any other expense that JNAMSM determines, subject to ratification or approval by the Board, to be properly allocable to that Class, including: (i) printing and postage expenses related to preparing and distributing to the shareholders of a particular Class (or contract owners of variable contracts funded by shares of such Class) materials such as prospectuses, shareholder reports and (ii) professional fees relating solely to one Class.

                                DISTRIBUTION PLAN

All Funds of the Trust except the JNL/Select Money Market Fund and each of the JNL/S&P Funds, have adopted, in accord with the provisions of Rule 12b-1 under the Investment Company Act of 1940, a Distribution Plan (the "Plan").

On September 25, 2003, the Board of Trustees of the Trust, including all of the disinterested Trustees (within the meaning of the Investment Company Act of 1940, as amended), approved the Amended Plan pursuant to Rule 12b-1 with respect to the Class A shares and the Class B shares of each Fund. Also at that meeting, the Board, including all of the Independent Trustees, approved an amendment to the Trust's existing Distribution Agreement with Jackson National Life Distributors, Inc. ("JNLD"), dated December 12, 2002. The Amendment to the Distribution Agreement reflected the provisions of the Amended Plan establishing new Classes of shares and authorizing the Rule 12b-1 fee with respect to Class A shares. Each of the affected Funds approved the Amended Plan and the amendment to the Distribution Agreement at a shareholders meeting held on December 1, 2003.

On November 23, 2004, the Board of Trustees of the Trust approved an amendment to the Amended Plan and also approved an amendment to the Trust's existing Distribution Agreement, terminating the provisions of the Amended Plan and the Distribution Agreement permitting the use of brokerage commissions to promote the sale and distribution of Trust shares through the sale of variable insurance products funded by the Trust. The amendments approved on November 23, 2004 did not require a shareholder vote. As a result of these changes, effective December 13, 2004, Class B shares will no longer be subject to Rule 12b-1 expenses.

JNLD, as principal underwriter, to the extent consistent with existing law, and the Amended Plan, may use the Rule 12b-1 fee to reimburse itself or compensate broker-dealers, administrators or others for providing distribution, administrative, or other services with respect to Class A shares. This description of the Amended Plan and the Amendment to the Distribution Agreement is qualified in its entirety by reference to the Amended Plan, the current Distribution Agreement, and the Amendment to the Distribution Agreement.

For more information about the Plan, including the November 23, 2004 amendment, please read the "Distribution Plan" section of the SAI.

                                 THE DISTRIBUTOR

The Distributor also has the following relationships with the sub-advisers and their affiliates. The Distributor receives payments from certain of the sub-advisers to assist in defraying the costs of certain promotional and marketing meetings in which they participate. The amounts paid depend on the nature of the meetings, the number of meetings attended, the costs expected to be incurred, and the level of the sub-adviser's participation. A brokerage affiliate of the Distributor participates in the sales of shares of retail mutual funds advised by certain of the sub-advisers and receives selling and other compensation from them in connection with those activities, as described in the prospectus or statement of additional information for those funds. In addition, the Distributor acts as distributor of variable annuity contracts and variable life insurance policies (the "Contracts") issued by Jackson National Life Insurance Company and its subsidiary Jackson National Life Insurance Company of New York. Raymond James Financial Services, a brokerage affiliate of the sub-adviser to the JNL/Eagle Funds, participates in the sale of Contracts and is compensated by JNLD for its activities. The compensation consists of commissions, trail commissions, and other compensation or promotional incentives as described in the prospectus or statement of additional information for the Contracts.

                           INVESTMENT IN TRUST SHARES

Shares of the Trust are currently sold to separate accounts (Accounts) of Jackson National Life Insurance Company, 1 Corporate Way, Lansing, Michigan 48951, and Jackson National Life Insurance Company of New York, 2900 Westchester Avenue, Purchase, New York 10577, to fund the benefits under certain variable contracts (Contracts), to qualified retirement plans and other regulated investment companies. The Accounts purchases the shares of the sub-accounts that investin the Funds at their net asset value. There is no sales charge.

Shares of the Funds are not available to the general public directly. Some of the Funds are managed by sub-advisers who manage publicly available mutual funds having similar names and investment objectives. While some of the Funds may be similar to, and may in fact be modeled after publicly available mutual funds, Contract purchasers should understand that the Funds are not otherwise directly related to any publicly available mutual fund. Consequently, the investment performance of publicly available mutual funds and any corresponding Fund may differ substantially.

The net asset value per share of each Fund is determined by the Administrator at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) each day that the New York Stock Exchange is open. The net asset value per share is calculated by adding the value of all securities and other assets of a Fund, deducting its liabilities, and dividing by the number of shares outstanding. Generally, the value of exchange-listed or -traded securities is based on their respective market prices, bonds are valued based on prices provided by an independent pricing service and short-term debt securities are valued at amortized cost, which approximates market value.

The Board of Trustees has adopted procedures pursuant to which the Administrator may determine, subject to Board verification, the "fair value" of a security for which a current market price is not available. Under these procedures, in general the "fair value" of a security shall be the amount, determined by the Administrator in good faith, that the owner of such security might reasonably expect to receive upon its current sale.

A Fund may invest in securities primarily listed on foreign exchanges and that trade on days when the Fund does not price its shares. As a result, a Fund's net asset value may change on days when shareholders are not able to purchase or redeem the Fund's shares.

Because the calculation of a Fund's net asset value does not take place contemporaneously with the determination of the closing prices of the majority of foreign portfolio securities used in the calculation, there exists a risk that the value of foreign portfolio securities will change after the close of the exchange on which they are traded, but before calculation of the Fund's net asset value ("time-zone arbitrage"). Accordingly, the Trust's procedures for pricing of portfolio securities also authorize the Administrator, subject to verification by the Trustees, to determine the "fair value" of such securities for purposes of calculating a Fund's net asset value. The Administrator will "fair value" such securities if it determines that a "significant event" has occurred subsequent to the close of trading in such securities on the exchanges or markets on which they principally are traded, but prior to the time of the Fund's net asset value calculation. A significant event is one that can be expected materially to affect the value of such securities. Certain specified percentage movements in U.S. equity market indices will be deemed under the Trust's pricing procedures to be a "significant event." A "significant event" affecting multiple issuers might also include, but is not limited to, a substantial price movement in other securities markets, an announcement by a governmental, regulatory or self-regulatory authority relating to securities markets, political or economic matters, or monetary or credit policies, a natural disaster such as an earthquake, flood or storm, or the outbreak of civil strife or military hostilities. Accordingly, on any day when such specified percentage movements in U.S. equity market indices occur, the Administrator will adjust the closing prices of all foreign securities held in any Fund's portfolio, based upon an adjustment factor for each such security provided by an independent pricing service, in order to reflect the "fair value" of such securities for purposes of determining a Fund's net asset value. When fair-value pricing is employed, the securities prices used to calculate a Fund's NAV may differ from quoted or published prices for the same securities.

These procedures seek to minimize the opportunities for "time zone arbitrage" in Funds that invest all or substantial portions of their assets in foreign securities, thereby seeking to make those Funds significantly less attractive to "market timers" and other investors who might seek to profit from time zone arbitrage and seeking to reduce the potential for harm to other Fund investors resulting from such practices. However, these procedures may not completely eliminate opportunities for time zone arbitrage, because it is not possible to predict in all circumstances whether post-closing events will have a significant impact on securities prices.

All investments in the Trust are credited to the shareholder's account in the form of full and fractional shares of the designated Fund (rounded to the nearest 1/1000 of a share). The Trust does not issue share certificates.

                             "MARKET TIMING" POLICY

Fund shares may only be purchased by separate accounts of JNL and an affiliated insurance company, by those insurance companies themselves, by a qualified retirement plan for JNL and its affiliates, and other regulated investment companies.

The interests of the Fund's long-term shareholders may be adversely affected by certain short-term trading activity by other contract owners invested in separate accounts of JNL and an affiliated insurance company that invest in the Fund. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Fund. This type of excessive short-term trading activity is referred to herein as "market timing". The Funds are not intended as vehicles for market timing. The Board of Trustees of the Funds has adopted the policies and procedures set forth below with respect to frequent trading of Fund shares.

JNL and an affiliated insurance company that invest in the Fund take various steps designed to deter and curtail market timing, based on daily monitoring of trading activity. The Funds also report trading activity that it has identified as being potentially injurious to the Funds. SEE the Separate Account Prospectus for the contract that describes JNL's anti-market timing policies and procedures. The rights of the Separate Accounts to purchase and redeem shares of a Fund are not affected by any Fund anti-market timing policies if they are not in violation of the Separate Accounts anti-market timing policies and procedures.

In addition to identifying any potentially disruptive trading activity, the Funds' Board of Trustees have adopted a policy of "fair value" pricing to discourage investors from engaging in market timing or other excessive trading strategies for international Funds. The Funds' "fair value" pricing policy applies to all Funds where a significant event (as described above) has occurred. In addition, the S&P Funds net asset values are calculated based on the net asset values of the underlying Funds and the "fair value" pricing policy will apply to the underlying Funds as described above. The Funds' "fair value" pricing policy is described under "Investment in Trust Shares" above.

The practices and policies described above are intended to deter and curtail market timing in the Fund. However, there can be no assurance that these policies, together with those of JNL, its affiliated insurance company, and any other insurance company that may invest in the Funds in the future, will be totally effective in this regard. The Funds rely on JNL and its affiliated insurance company to take the appropriate steps, including daily monitoring of separate account trading activity, to further deter market timing. If they are ineffective, the adverse consequences described above could occur.

A description of the Fund's policies and procedures relating to disclosure of portfolio securities is available in the Fund's Statement of Additional Information and at www.jnl.com or www.jnlny.com.

                                SHARE REDEMPTION

An Account redeems shares to make benefit or withdrawal payments under the terms of its Contracts. Redemptions are processed on any day on which the Trust is open for business and are effected at net asset value next determined after the redemption order, in proper form, is received by the Trust's transfer agent.

The Trust may suspend the right of redemption only under the following unusual circumstances:

     o when the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted;

     o when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or

     o during any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

                                   TAX STATUS

Each Fund's policy is to meet the requirements of Subchapter M of the Internal Revenue Code (Code) necessary to qualify as a regulated investment company. Each Fund intends to distribute all its net investment income and net capital gains to shareholders and, therefore, will not be required to pay any federal income taxes.

Each Fund is treated as a separate corporation for purposes of the Code. Therefore, the assets, income, and distributions of each Fund are considered separately for purposes of determining whether or not the Fund qualifies as a regulated investment company.

Because the shareholders of each Fund are Accounts and qualified retirement plans, there are no tax consequences to shareholders of buying, holding, exchanging and selling shares of the Funds. Distributions from the Funds are not taxable to those shareholders. However, owners of Contracts should consult the applicable Account prospectus for more detailed information on tax issues related to the Contracts.

                              FINANCIAL HIGHLIGHTS

The following table provides selected per share data for one share of each Fund. The information does not reflect any charges imposed under a variable insurance contract. You should refer to the appropriate variable insurance contract prospectus regarding such charges.

The information for 2001, 2002, 2003 and 2004 has been audited by KPMG LLP, an independent registered public accounting firm, and should be read in conjunction with the financial statements and notes thereto, together with the report of KPMG LLP thereon, in the Annual Report. The information 2000 was audited by other auditors, whose report dated February 2, 2001, expressed an unqualified opinion.



JNL Series Trust
Financial Highlights

                                                            Increase (Decrease) from
                                                             Investment Operations
                                            -------------------------------------------------------
                             Net Asset      -------------------------------------------------------
                               Value              Net           Net Realized        Total from       Distributions from
                             Beginning        Investment        & Unrealized        Investment        Net Investment
      Period Ended           of Period       Income (Loss)     Gains (Losses)       Operations            Income
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
JNL/SELECT MONEY MARKET FUND

Class A
       12/31/2004           $    1.00           $ 0.01               $ -               $ 0.01              $ (0.01)
       12/31/2003                1.00             0.01                 -                 0.01                (0.01)
       12/31/2002                1.00             0.01                 -                 0.01                (0.01)
       12/31/2001                1.00             0.03                 -                 0.03                (0.03)
       12/31/2000                1.00             0.06                 -                 0.06                (0.06)

-----------------------------------------------------------------------------------------------------------------------




                                                                                                  Supplemental Data
                            Distributions from                                  -------------------------------------------------
                               Net Realized                                     -------------------------------------------------
                                 Gains on                         Net Asset                          Net Assets,
                                Investment        Return of       Value, End          Total         End of Period    Portfolio
      Period Ended             Transactions        Capital        of Period         Return(b)      (in thousands)   Turnover (d)
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
JNL/SELECT MONEY MARKET FUND

Class A
       12/31/2004               $     -           $   -             $ 1.00            0.78 %        $ 237,815          n/a %
       12/31/2003                     -               -               1.00            0.46            184,440          n/a
       12/31/2002                     -               -               1.00            1.07            214,520          n/a
       12/31/2001                     -               -               1.00            3.45            242,518          n/a
       12/31/2000                     -               -               1.00            5.83            185,012          n/a

---------------------------------------------------------------------------------------------------------------------------------




                                                                   Assuming No Expense Reimburse-
                                                                    ment or Fees Paid Indirectly
                                                                --------------------------------------
                                                                --------------------------------------
                                                Ratio of Net                         Ratio of Net
                                Ratio of         Investment        Ratio of           Investment
                              Expenses to      Income (Loss)      Expenses to        Income (Loss)
                              Average Net        to Average       Average Net         to Average
      Period Ended             Assets (c)      Net Assets (c)     Assets (c)        Net Assets (c)
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
JNL/SELECT MONEY MARKET FUND

Class A
       12/31/2004                 0.61 %           0.81 %           n/a %               n/a %
       12/31/2003                 0.69             0.47             n/a                 n/a
       12/31/2002                 0.69             1.07             n/a                 n/a
       12/31/2001                 0.69             3.28             n/a                 n/a
       12/31/2000                 0.70             5.73             n/a                 n/a

------------------------------------------------------------------------------------------------------------

--------------------------

(a)  Commencement of operations.

(b) Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(c)  Annualized for periods less than one year.

(d)  The Portfolio Turnover excludes dollar roll transactions.


                                   PROSPECTUS

                                   MAY 2, 2005

                                JNL SERIES TRUST

You can find more information about the Trust in:

     o The Trust's STATEMENT OF ADDITIONAL INFORMATION (SAI) dated May 2, 2005, which contains further information about the Trust and the Funds, particularly their investment practices and restrictions. The current SAI is on file with the Securities and Exchange Commission
          (SEC) and is incorporated into the Prospectus by reference (which means the SAI is legally part of the Prospectus).

     o The Trust's ANNUAL AND SEMI-ANNUAL REPORTS to shareholders, which show the Fund's actual investments and include financial statements as of the close of the particular annual or semi-annual period. The Annual Report also discusses the market conditions and investment strategies that significantly affected each Fund's performance during the year covered by the report.

You can obtain a copy of the current SAI or the most recent Annual or Semi-Annual Reports without charge, or make other inquiries, by calling 1-800-766-4683 (Annuity and Life Service Center), 1-800-599-5651 (NY Annuity and Life Service Center), 1-800-777-7779 (for contracts purchased through a bank or financial institution) or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution), or writing the JNL Series Trust Service Center, P.O. Box 378002, Denver, Colorado 80237-8003 or by visiting WWW.JNL.COM or WWW.JNLNY.COM.

You also can review and copy information about the Trust (including its current SAI and most recent Annual and Semi-Annual Reports) at the SEC's Public Reference Room in Washington, D.C. Reports and other information about the Trust also are available on the EDGAR database on the SEC's Internet site (HTTP://WWW.SEC.GOV), and copies may be obtained, after payment of a duplicating fee, by electronic request (PUBLICINFO@SEC.GOV) or by writing the SEC's Public Reference Section Washington, D.C., 20549-0102. You can find out about the operation of the Public Reference Section and copying charges by calling 1-202-942-8090.

                                    The Trust's SEC file number is: 811-8894

                                   PROSPECTUS
                                 CLASS A SHARES
                                   May 2, 2005
                               JNL(R) SERIES TRUST
                    1 Corporate Way o Lansing, Michigan 48951

This Prospectus provides you with the basic information you should know before investing in the JNL Series Trust (Trust).

The shares of the Trust are sold to life insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies. Shares of the Trust may also be sold directly to qualified retirement plans. The Trust currently offers shares in the following separate Funds ("Fund" or "Funds"), each with its own investment objective.

JNL/AIM Large Cap Growth Fund
JNL/AIM Real Estate Fund
JNL/AIM Small Cap Growth Fund
JNL/Alger Growth Fund
JNL/Eagle Core Equity Fund
JNL/Eagle SmallCap Equity Fund
JNL/FMR Balanced Fund
JNL/FMR Capital Growth Fund
JNL/Franklin Templeton Small Cap Value Fund
JNL/Goldman Sachs Mid Cap Value Fund
JNL/JPMorgan International Equity Fund
JNL/JPMorgan International Value Fund
JNL/Lazard Mid Cap Value Fund
JNL/Lazard Small Cap Value Fund
JNL/Mellon Capital Management S&P 500 Index Fund
JNL/Mellon Capital Management S&P 400 MidCap Index Fund
JNL/Mellon Capital Management Small Cap Index Fund
JNL/Mellon Capital Management International Index Fund
JNL/Mellon Capital Management Bond Index Fund
JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund
JNL/Oppenheimer Global Growth Fund
JNL/Oppenheimer Growth Fund
JNL/PIMCO Total Return Bond Fund
JNL/Putnam Equity Fund
JNL/Putnam Midcap Growth Fund
JNL/Putnam Value Equity Fund
JNL/Salomon Brothers High Yield Bond Fund
JNL/Salomon Brothers Strategic Bond Fund
JNL/Salomon Brothers U.S. Government & Quality Bond Fund
JNL/Select Balanced Fund
JNL/Select Global Growth Fund
JNL/Select Large Cap Growth Fund
JNL/Select Money Market Fund
JNL/Select Value Fund
JNL/T. Rowe Price Established Growth Fund
JNL/T. Rowe Price Mid-Cap Growth Fund
JNL/T. Rowe Price Value Fund


EACH FUND OFFERS TWO CLASSES OF SHARES, CLASS A AND CLASS B. CLASS A SHARES ARE DESCRIBED IN THIS PROSPECTUS.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE TRUST'S SECURITIES, OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," "500,"
"S&P MidCap 400 Index" and "Standard & Poor's MidCap 400" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Jackson National Life Insurance Company. The JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund, JNL/Mellon Capital Management S&P 500 Index Fund and JNL/Mellon Capital Management S&P 400 MidCap Index Fund are not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P") and S&P makes no representation regarding the advisability of investing in the Funds. Among the fund options considered are index funds based on the S&P 500 and other indexes that are published by S&P. S&P typically receives license fees from the issuers of such funds, some of which may be based on the amount of assets invested in the fund. Please see the Statement of Additional Information which sets forth certain additional disclaimers and limitations of liabilities on behalf of S&P. For more detailed information about the Trust and the Funds, see the Trust's Statement of Additional Information (SAI), which is incorporated by reference into (which means it legally is a part of) this prospectus.
                                 ---------------

                 (This page has been intentionally left blank.)

                                TABLE OF CONTENTS

I. ABOUT THE FUNDS OF THE TRUST..............................................1

INCLUDES A DESCRIPTION OF EACH FUND, ITS INVESTMENT STRATEGIES AND PRINCIPAL RISKS; HISTORIC PERFORMANCE; PERFORMANCE MEASURED AGAINST A RELEVANT BENCHMARK; HIGHEST AND LOWEST PERFORMING QUARTERS; EXPENSES; AND MANAGEMENT OF THE FUND.

II. MANAGEMENT OF THE TRUST..................................................150

MANAGEMENT OF THE FUNDS; FUND EXPENSES; SUB-ADVISORY ARRANGEMENTS; ADMINISTRATIVE FEE, CLASSES OF SHARES, BROKERAGE ENHANCEMENT PLAN, INVESTMENT IN TRUST SHARES; SHARE REDEMPTION; AND TAX STATUS.

III. FINANCIAL HIGHLIGHTS....................................................158

THE FINANCIAL HIGHLIGHTS TABLES WILL HELP YOU UNDERSTAND A FUND'S FINANCIAL PERFORMANCE FOR THE PAST FIVE YEARS, OR FOR THE SHORTER LIFE OF THE FUND.

                 (This page has been intentionally left blank.)

                          ABOUT THE FUNDS OF THE TRUST

JNL/AIM LARGE CAP GROWTH FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/AIM Large Cap Growth Fund is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to meet its objective by investing, normally, at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in securities of large-capitalization companies. In complying with this 80% investment requirement, the Fund will invest primarily in marketable equity securities, including convertible securities, but its investments may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Fund's direct investments and may include warrants, futures, options, exchange-traded funds and ADRs. The Fund considers a company to be a large-capitalization company if it has a market capitalization, at the time of purchase, no smaller than the smallest capitalized company included in the Russell 1000(R) Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. As of December 31, 2004, the Fund had a median market capitalization of $19.320 billion, and had 97.58% of assets invested in large capitalization stocks. The Russell 1000 Index is a widely recognized, unmanaged index of common stocks that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which measures the performance of the 3,000 largest U.S. companies based on market capitalization. The Fund may also invest up to 25% of its total assets in foreign securities.

The portfolio managers purchase securities of a limited number of large-cap companies that they believe have the potential for above-average growth in revenues and earnings. The portfolio managers consider whether to sell a particular security when they believe the security no longer has that potential.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose all or a portion of your money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o CONVERTIBLE SECURITIES RISK. The values of the convertible securities in which the Fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the Fund. Also, since a large percentage of the Fund's assets will be invested in a limited number of securities, any change in value of those securities could significantly affect the value of your investment in the Fund.

     o DERIVATIVES RISK. Investing in derivative instruments, such as futures and options, involves special risks. The Fund's sub-adviser must correctly predict price movements, during the life of the derivative, of the underlying asset in order to realize the desired result from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly, and to a greater extent, than other investments, which may increase the volatility of the Fund and create a greater risk of loss.

     o PORTFOLIO TURNOVER. The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If the fund does trade in this way, it may incur increased transaction costs, which can lower the actual return on your investment. Active trading may also increase short-term gains and losses.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to broad-based indices since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

Effective April 30, 2004, the Fund was combined with JNL/AIM Premier Equity II Fund, with the Fund as the surviving Fund. The performance shown is the Fund's historic performance, and does not reflect the performance of the acquired Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31
-25.47%           30.02%            9.99%
[insert chart]
2002              2003              2004

In the periods shown in the chart, the Fund's highest quarterly return was 12.39% (2nd quarter of 2003) and its lowest quarterly return was -14.46% (2nd quarter of 2002).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
----------------------------------------------------------------------- --------------------- --------------------
                                                                               1 year            Life of Fund*
----------------------------------------------------------------------- --------------------- --------------------
JNL/AIM Large Cap Growth Fund (Class A)                                          9.99%                5.04%
S&P 500 Index                                                                   10.88%                5.54%
Russell 1000 Growth Index                                                        5.23%                1.12%
----------------------------------------------------------------------- --------------------- --------------------

The Russell 1000 Growth Index is a style specific index.
The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.
* The Fund began operations on October 29, 2001.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------- ----------------------
                                                                                                      CLASS A
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Management/Administrative Fee*                                                                          0.81%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
12b-1 Service Fee                                                                                       0.20%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Other Expenses                                                                                          0.01%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Total Fund Annual Operating Expenses                                                                    1.02%
---------------------------------------------------------------------------------------------- ----------------------

* A reduction in the advisory fee took place on January 1, 2005. These estimates are based on the Fund's actual operating expenses for its most recently completed fiscal year, as adjusted for contractual changes.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

--------------------------------------------------------------------------------------- ------------------------
EXPENSE EXAMPLE                                                                                 CLASS A
--------------------------------------------------------------------------------------- ------------------------
--------------------------------------------------------------------------------------- ------------------------
1 Year                                                                                            $104
--------------------------------------------------------------------------------------- ------------------------
--------------------------------------------------------------------------------------- ------------------------
3 Years                                                                                           $325
--------------------------------------------------------------------------------------- ------------------------
--------------------------------------------------------------------------------------- ------------------------
5 Years                                                                                           $563
--------------------------------------------------------------------------------------- ------------------------
--------------------------------------------------------------------------------------- ------------------------
10 Years                                                                                        $1,248
--------------------------------------------------------------------------------------- ------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITION. In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a portion of its assets in cash equivalents, or high-quality debt instruments. During periods in which the Fund employs such a temporary defensive strategy, it will not be pursuing, and will not achieve, its investment objective. For cash management purposes, the Fund may also hold a portion of its assets in cash or such liquid assets.

INITIAL PUBLIC OFFERINGS. The Fund may participate in the initial public offering (IPO) market. Because of the Fund's small asset base, any investment the Fund may make in IPOs may significantly increase the Fund's total returns. As the Fund's assets grow, the impact of IPO investments will decline, which may reduce the Fund's total return.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risk and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/AIM Large Cap Growth Fund is A I M Capital Management, Inc. ("AIM"), located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046.

AIM, an investment adviser since 1986, is an indirect, wholly owned subsidiary of A I M Management Group Inc. A I M Management Group Inc. advises approximately 200 mutual funds and separate accounts which total approximately $138 billion in total net assets as of December 31, 2004. AIM is a wholly owned subsidiary of AMVESCAP, PLC.

The Fund is managed on a team basis. The individual members of the team who are primarily responsible for the day-to-day management of the Fund's portfolio are:

     o Geoffrey V. Keeling, Senior Portfolio Manager, has been associated with AIM and/or its affiliates since 1995.

     o Robert L. Shoss, Senior Portfolio Manager, has been associated with AIM and/or its affiliates since 1995.

They are assisted by AIM's Large Cap Growth Team, which may be compromised of portfolio managers, research analysts and other investment professionals of the advisor. Team members provide research support and make securities recommendations with respect to the fund's portfolio, but do not have day-to-day management responsibilities with respect to the fund. Members of the team may change from time to time.

The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of securities in the Fund.

AIM is a subsidiary of A I M Advisors, Inc. ("AIM"), which is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("IFG"), was formerly the investment advisor to the INVESCO Funds. The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to a wide range of issues, including issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

     On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and AIM reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Under the terms of the settlements, AIM also will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman The SEC has also settled market timing enforcement actions against senior IFG and AIM executives.

REGULATORY INQUIRIES AND PENDING LITIGATION

     As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions or inquiries and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

     ONGOING REGULATORY INQUIRIES CONCERNING IFG AND AIM

     IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds also have received regulatory inquiries on these matters

     PRIVATE CIVIL ACTIONS ALLEGING MARKET TIMING

     Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds.

     PRIVATE CIVIL ACTIONS ALLEGING IMPROPER USE OF FAIR VALUE PRICING

     Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing.

     PRIVATE CIVIL ACTIONS ALLEGING EXCESSIVE ADVISORY AND/OR DISTRIBUTION FEES

     Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans

     PRIVATE CIVIL ACTIONS ALLEGING IMPROPER CHARGING OF DISTRIBUTION FEES ON LIMITED OFFERING FUNDS OR SHARE CLASSES

     Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees.

     PRIVATE CIVIL ACTIONS ALLEGING IMPROPER MUTUAL FUND SALES PRACTICES AND DIRECTED-BROKERAGE ARRANGEMENTS

     Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions.

JNL/AIM REAL ESTATE FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/AIM Real Estate Fund is high total return.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to meet this objective by investing, normally, at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in real estate and real estate-related companies. In complying with this 80% investment requirement, the Fund may invest in debt and equity securities, including convertible securities, and its investments may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Fund's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depository Receipts. The Fund considers a company to be a real estate-related company if at least 50% of its assets, gross income or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate. These companies include equity real estate investment trusts (REITs) that own property and mortgage loans or that invest in long-term mortgages or mortgage pools, or companies whose products and services are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions that issue or service mortgages.

The Fund may invest in equity, debt or convertible securities of companies unrelated to the real estate industry that the portfolio managers believe are undervalued and have potential for growth of capital. The Fund will limit its investment in debt securities unrelated to real estate to those that are investment-grade or deemed by the Fund's portfolio managers to be of comparable quality. The Fund may invest up to 25% of its total assets in foreign securities. For cash management purposes, the Fund may also hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds. Any percentage limitations with respect to assets of the Fund are applied at the time of purchase. The Fund may participate in the initial public offering (IPO) market in some market cycles.

The portfolio managers utilize fundamental real estate analysis and quantitative securities analysis to select investments for the Fund, including analyzing a company's management and strategic focus, evaluating the location, physical attributes and cash flow generating capacity of a company's properties and calculating relative return potential among other things. The portfolio managers consider whether to sell a particular security when any of these factors materially changes.

In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a portion of its assets, cash equivalents or high quality debt instruments. During periods in which the Fund employs such a temporary defensive strategy, it will not be pursuing, and will not achieve, its investment objective. For cash management purposes, the Fund may also hold a portion of its assets in cash or such liquid assets.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose all or a portion of your money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o CONVERTIBLE SECURITIES RISK. The values of the convertible securities in which the Fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the Fund. Also, since a large percentage of the Fund's assets will be invested in a limited number of securities, any change in value of those securities could significantly affect the value of your investment in the Fund.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o DERIVATIVES. The Fund may use derivative instruments, such as futures contracts, options, and forward currency contracts, for hedging or as a means of enhancing return. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's sub-adviser must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

     o SYNTHETIC INSTRUMENTS RISK. Investing in synthetic instruments involves risks that the cause fluctuations in the values that may not correlate perfectly with the overall securities market. Some synthetic instruments are more sensitive to interest rate changes and market price fluctuations than others. Also, synthetic instruments are subject to counter part risk which is the risk that the other party in the transaction will not fulfill its contractual obligation to complete the transaction with the Fund.

     o REAL ESTATE INVESTMENT RISK. The Fund could conceivably hold real estate directly if a company defaults on debt securities the Fund owns. In that event, an investment in the Fund may have additional risks relating to direct ownership in real estate, including difficulties in valuing and trading real estate, declines in value of the properties, risks relating to general and local economic conditions, changes in the climate for real estate, increases in taxes, expenses and costs, changes in laws, casualty and condemnation losses, rent control limitations and increases in interest rates.

          The value of the Fund's investment in REITs is affected by the factors listed above, as well as the management skill of the persons managing the REIT. Since REITs have expenses of their own, you will bear a proportionate share of those expenses in addition to those of the Fund. Because the Fund focuses its investments in REITs and other companies related to the real estate industry, the value of your shares may rise and fall more than the value of shares of a fund that invests in a broader range of companies.

     o INDUSTRY FOCUS RISK. At times the Fund may increase the relative emphasis of its investments in a particular industry. Stocks of issuers in a particular industry are subject to changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry more than others. To the extent that the Fund has greater emphasis on investments in a particular industry, its share values may fluctuate in response to events affecting that industry.

     o INVESTMENT IN IPOS. The Fund may participate in the initial public offering (IPO) market in some market cycles. Because of the Fund's small initial asset base, any investment the Fund may make in IPOs may significantly increase the Fund's total return. As the Fund's assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on the Fund's total return.

PERFORMANCE. The Performance of a Fund will vary from year to year. The Fund's performance figures will not reflect the deduction of any charges that are imposed under a variable annuity contract.

Performance for the Fund has not been included because the Fund will commence operations on the effective date of this prospectus.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------ --------------------
                                                                                                       CLASS A
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Management/Administrative Fee                                                                             0.85%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
12b-1 Service Fee                                                                                         0.20%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Other Expenses                                                                                            0.01%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Total Fund Annual Operating Expenses                                                                      1.06%
------------------------------------------------------------------------------------------------ --------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate
Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                                CLASS A
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
1 Year                                                                                           $108
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
3 Years                                                                                          $337
------------------------------------------------------------------------------------- --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The SAI has more information about the Fund's authorized investments and strategies, as well as the risk and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/AIM Real Estate Fund is A I M Capital Management, Inc. ("AIM"), located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046.

The sub -sub-adviser to the JNL/AIM Real Estate Fund (the "Fund") is INVESCO Institutional (N.A.), Inc. ("IINA") with its principal office at 1360 Peachtree St., N.E., Suite 100, Atlanta, Georgia 30309.

Day-to-day investment management decisions for the Fund will be made by IINA. IINA is responsible for choosing certain types of real estate securities for the Fund. IINA and AIM are indirect, wholly-owned subsidiaries of AMVESCAP, Plc. As of December 31, 2004, IINA and its affiliates managed approximately $194 billion in total assets. AMVESCAP, as of December 31, 2004, managed approximately $382 billion in total assets. IINA is compensated by AIM at no additional expense to the Trust. IINA is an affiliate of AIM.

The Fund is managed on a team basis. The individual members of the team, who are assisted by the Real Estate Team, and are primarily responsible for the day-to-day management of the Fund's portfolio are:

     o Joe V. Rodriguez, Jr. (Lead Manager), Portfolio Manager, has been responsible for the Fund since 2005 and has been associated with AIM and/or its affiliates since 1990.

     o Mark Blackburn, Portfolio Manager, has been responsible for the Fund since 2005 and has been associated with AIM and/or its affiliates since 1998.

     o James W. Trowbridge, Portfolio Manager, has been responsible for the Fund since 2005 and has been associated with the adviser and/or its affiliates since 1989.

The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of securities in the Fund.

A I M is a subsidiary of A I M Advisors, Inc. ("AIM"), which is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("IFG"), was formerly the investment advisor to the INVESCO Funds.

The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to a wide range of issues, including issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

     On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and AIM reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Under the terms of the settlements, AIM also will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. The SEC has also settled market timing enforcement actions against senior IFG and AIM executives.

REGULATORY INQUIRIES AND PENDING LITIGATION

     As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions or inquiries and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

     ONGOING REGULATORY INQUIRIES CONCERNING IFG AND AIM

     IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds also have received regulatory inquiries on these matters

     PRIVATE CIVIL ACTIONS ALLEGING MARKET TIMING

     Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds.

     PRIVATE CIVIL ACTIONS ALLEGING IMPROPER USE OF FAIR VALUE PRICING

     Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing.

     PRIVATE CIVIL ACTIONS ALLEGING EXCESSIVE ADVISORY AND/OR DISTRIBUTION FEES

     Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans

     PRIVATE CIVIL ACTIONS ALLEGING IMPROPER CHARGING OF DISTRIBUTION FEES ON LIMITED OFFERING FUNDS OR SHARE CLASSES

     Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees.

     PRIVATE CIVIL ACTIONS ALLEGING IMPROPER MUTUAL FUND SALES PRACTICES AND DIRECTED-BROKERAGE ARRANGEMENTS

     Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions.

JNL/AIM SMALL CAP GROWTH FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/AIM Small Cap Growth Fund is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to meet this objective by investing, normally, at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in securities of small-cap companies. In complying with this 80% investment requirement, the Fund will invest primarily in marketable equity securities, including convertible securities, but its investment may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Fund's direct investments and may include warrants, futures, options, exchange-traded funds and ADRs. The Fund considers a company to be a small-cap company if it has a market capitalization, at the time of purchase, no larger than the largest capitalized company included in the Russell 2000(R) Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. As of December 31, 2004, the Fund had a median market capitalization of $1.384 billion, and had 96.63% of assets invested in small cap stocks. The Russell 2000 Index consists of the 2,000 smallest companies in the Russell 3000(R) Index, which includes the 3,000 largest U.S. companies based on total market capitalization.

The Fund may also invest up to 20% of its assets in equity securities of issuers that have market capitalizations, at the time of purchase, outside the range of market capitalizations of companies included in the Russell 2000 Index, and in investment-grade non-convertible debt securities, U.S. government securities and high quality money market instruments. The Fund may also invest up to 25% of its total assets in foreign securities. Any percentage limitations with respect to the assets of the Fund are applied at the time of purchase.

In selecting investments, the portfolio managers seek to identify those companies that have strong earnings momentum or demonstrate other potential for growth of capital. The portfolio managers anticipate that the Fund, when fully invested, will generally be comprised of companies that are currently experiencing a greater than anticipated increase in earnings. The portfolio managers allocate investments among fixed-income securities based on their views as to the best values then available in the marketplace. The portfolio managers consider whether to sell a particular security when any of these factors materially changes.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose all or a portion of your money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o SMALL CAP INVESTING RISK. The prices of equity securities of smaller companies may fluctuate more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for the portfolio to sell securities at a desirable price. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

     o DERIVATIVES RISK. Investing in derivative instruments, such as futures and options, involves special risks. The Fund's sub-adviser must correctly predict price movements, during the life of the derivative, of the underlying asset in order to realize the desired result from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly, and to a greater extent, than other investments, which may increase the volatility of the Fund and create a greater risk of loss.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to broad-based indices since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31
-27.32%           38.43%            6.86%
[insert chart]
2002              2003              2004

In the periods shown in the chart, the Fund's highest quarterly return was 21.01% (2nd quarter of 2003) and its lowest quarterly return was -18.11% (3rd quarter of 2002).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
------------------------------------------------------------------------ ---------------------- -------------------
                                                                                1 year            Life of Fund*
------------------------------------------------------------------------ ---------------------- -------------------
JNL/AIM Small Cap Growth Fund (Class A)                                           6.86%                 7.20%
Russell 2000 Growth Index                                                        13.82%                12.82%
------------------------------------------------------------------------ ---------------------- -------------------

The Russell 2000 Growth Index is a style specific index.
* The Fund began operations on October 29, 2001.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------ --------------------
                                                                                                       CLASS A
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Management/Administrative Fee*                                                                          0.95%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
12b-1 Service Fee                                                                                       0.20%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Other Expenses                                                                                          0.01%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Total Fund Annual Operating Expenses                                                                    1.16%
------------------------------------------------------------------------------------------------ --------------------

* A reduction in the advisory fee took place on January 1, 2005.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                                CLASS A
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
1 Year                                                                                           $118
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
3 Years                                                                                          $368
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
5 Years                                                                                          $638
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
10 Years                                                                                       $1,409
------------------------------------------------------------------------------------- --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITION. In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a portion of its assets, cash equivalents or high quality debt instruments. During periods in which the Fund employs such a temporary defensive strategy, it will not be pursuing, and will not achieve, its investment objective. For cash management purposes, the fund may also hold a portion of its assets in cash or such liquid assets.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risk and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/AIM Small Cap Growth Fund is A I M Capital Management, Inc. ("AIM"), located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046.

AIM, an investment adviser since 1986, is an indirect, wholly owned subsidiary of A I M Management Group Inc.
A I M Management Group Inc. advises approximately 200 mutual funds and separate accounts which total approximately $138 billion in total net assets as of December 31, 2004. AIM is a wholly owned subsidiary of AMVESCAP, PLC.

The Fund is managed on a team basis. The individual members of the team, who are assisted by the Small Cap Growth and Small Cap Core Teams, and are primarily responsible for the day-to-day management of the Fund's portfolio are:

     o Juliet S. Ellis (lead manager), Senior Portfolio Manager, has been responsible for the Fund since 2004 and has been associated AIM and/or its affiliates since 2004. From 2000 to 2004, she was Managing Director and from 1993 to 2004, she was a senior portfolio manager with JPMorgan Fleming Asset Management.

     o Juan R. Hartsfield, Portfolio Manager, has been responsible for the Fund since 2004 and has been associated AIM and/or its affiliates since 2004. From 2000 to 2004, he was a co-portfolio manager with JPMorgan Fleming Asset Management. From 1999 to 2000, he was a management consultant with Booz Allen & Hamilton.

The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of securities in the Fund.

AIM is a subsidiary of A I M Advisors, Inc. ("AIM"), which is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("IFG"), was formerly the investment advisor to the INVESCO Funds. The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to a wide range of issues, including issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

     On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and AIM reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Under the terms of the settlements, AIM also will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. The SEC has also settled market timing enforcement actions against senior IFG and AIM executives.

REGULATORY INQUIRIES AND PENDING LITIGATION

     As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions or inquiries and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

     ONGOING REGULATORY INQUIRIES CONCERNING IFG AND AIM

     IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds also have received regulatory inquiries on these matters

     PRIVATE CIVIL ACTIONS ALLEGING MARKET TIMING

     Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds.

     PRIVATE CIVIL ACTIONS ALLEGING IMPROPER USE OF FAIR VALUE PRICING

     Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing.

     PRIVATE CIVIL ACTIONS ALLEGING EXCESSIVE ADVISORY AND/OR DISTRIBUTION FEES

     Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans

     PRIVATE CIVIL ACTIONS ALLEGING IMPROPER CHARGING OF DISTRIBUTION FEES ON LIMITED OFFERING FUNDS OR SHARE CLASSES

     Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees.

     PRIVATE CIVIL ACTIONS ALLEGING IMPROPER MUTUAL FUND SALES PRACTICES AND DIRECTED-BROKERAGE ARRANGEMENTS

     Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions.

JNL/ALGER GROWTH FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Alger Growth Fund is long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing at least 65% in a diversified portfolio of equity securities - common stock, preferred stock, and securities convertible into or exchangeable for common stock of large companies which trade on U.S. exchanges or in the U.S. over-the-counter market. The Fund considers a large company to be one that, at the time its securities are acquired by the Fund, has a market capitalization of $1 billion or more. These companies typically have broad product lines, markets, financial resources and depth of management.

To provide flexibility to take advantage of investment opportunities, the Fund may hold a portion of its assets in money market investments and repurchase agreements.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in U.S. traded equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31
13.41%   26.20%   45.66%   3.80%    -13.44% -11.97%  -33.19%  35.29%   5.02%
[insert chart]
1996     1997     1998     1999     2000    2001     2002     2003     2004

In the periods shown in the chart, the Fund's highest quarterly return was 25.65% (4th quarter of 1998) and its lowest quarterly return was -20.09% (3rd quarter of 2002).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
------------------------------------------------------ ---------------------- ---------------- ---------------------
                                                              1 year              5 year          Life of Fund*
------------------------------------------------------ ---------------------- ---------------- ---------------------
JNL/Alger Growth Fund (Class A)                                5.02%              -6.26%               7.72%
S&P 500 Index                                                 10.88%              -2.29%              10.02%
------------------------------------------------------ ---------------------- ---------------- ---------------------

The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.
* The Fund began operations on October 16, 1995.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------- ----------------------
                                                                                                      CLASS A
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Management/Administrative Fee*                                                                         0.80%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
12b-1 Service Fee                                                                                      0.20%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Other Expenses                                                                                         0.01%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Total Fund Annual Operating Expenses                                                                   1.01%
---------------------------------------------------------------------------------------------- ----------------------

* A reduction in the advisory fee took place on July 1, 2004. These estimates are based on the Fund's actual operating expenses for its most recently completed fiscal year, as adjusted for contractual changes.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

-------------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                                 CLASS A
-------------------------------------------------------------------------------------- --------------------------
-------------------------------------------------------------------------------------- --------------------------
1 Year                                                                                            $103
-------------------------------------------------------------------------------------- --------------------------
-------------------------------------------------------------------------------------- --------------------------
3 Years                                                                                           $322
-------------------------------------------------------------------------------------- --------------------------
-------------------------------------------------------------------------------------- --------------------------
5 Years                                                                                           $558
-------------------------------------------------------------------------------------- --------------------------
-------------------------------------------------------------------------------------- --------------------------
10 Years                                                                                        $1,236
-------------------------------------------------------------------------------------- --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITION. The Fund may take a temporary, defensive position by investing up to all of its assets in debt securities (typically of a high grade), cash equivalents and repurchase agreements. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive position may reduce the potential for appreciation in the Fund's portfolio.

PORTFOLIO TURNOVER. The Fund may actively trade securities in seeking to achieve its objective. Doing so may increase transaction costs, which may reduce performance. Active trading also may increase short-term gains and losses.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/Alger Growth Fund is Fred Alger Management, Inc. (Alger Management), which is located at 111 Fifth Avenue, New York, New York 10003. Alger Management is generally engaged in the business of rendering investment advisory services to institutions and, to a lesser extent, individuals and has been so engaged since 1964. Alger Management is a wholly owned subsidiary of Fred Alger & Company, Incorporated which, in turn, is a wholly owned subsidiary of Alger Associates, Inc., a privately held financial services holding company. As of December 31, 2003, Alger Management had $9.5 billion in assets under management.

Fred M. Alger, III, is the key strategist for the Fund, overseeing the investments of the Fund. Mr. Alger, who founded Alger Management, has served as Chairman of the Board since 1964 and co-managed the portfolios prior to 1995. Dan C. Chung is responsible for the day-to-day management of portfolio investments and has served in that capacity since September 2001. Mr. Chung has been employed by Alger Management since 1994 as a Vice President and analyst from 1996 to 1999, as Senior Vice President and senior analyst until 2000, as an Executive Vice President and portfolio manager from 2000, and as Chief Investment Officer since September 2001 to September 2003. Mr. Chung was named President of Alger Management in September 2003.

The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of securities in the Fund.

Alger has provided the following information concerning regulatory investigations and proceedings involving Alger. In response to inquiries from the New York Attorney General ("NYAG") and the Securities and Exchange Commission ("SEC"), Alger and its counsel have been investigating certain shareholder trading practices in the mutual funds that it manages. Results of that investigation, which is continuing, are being shares with the NYAG, the SEC and the boards of the funds. Alger has assured the boards of the funds that if it is determined that improper market timing in any of the funds detrimentally affected the fund's performance, Alger will make appropriate restitution.

On October 16, 2003, the SEC commenced and settled a civil proceeding against James Connelly, Jr., a former vice chairman of Alger's immediate parent, in connection with alleged market timing arrangements with certain investors in The Alger Fund. That settlement specifically provides: "The findings herein are made pursuant to [Connelly's settlement] Offer and are not binding on any other person or entity in this or any other proceeding." Neither Alger nor any of the funds was a party to this proceeding.

On October 31, 2003, Peter D. DeMayo, as Custodian for James Liam DeMayo, identifying himself as a shareholder of Spectra Fund, filed a purported class action lawsuit against The Alger Fund, Spectra Fund, various portfolios of The Alger Fund, Alger, Connelly, Veras Management Partners, LLP and John Does 1-100 in the United States District Court for the Southern District of New York, and served the complaint in the lawsuit on Alger and the fund defendants on November 10, 2003. The suit, based primarily upon the SEC settlement with Mr. Connelly, alleges, among other things, that the fund defendants made false and misleading statements in their prospectuses in violation of Section 11 of the Securities Act of 1933, that other defendants violated the "control person" provision of
Section 15 of the Securities Act and Section 20(a) of the Securities Exchange Act of 1934, that all defendants committed fraud in violation of Section 10(b) of the Securities Exchange Act and Rule 10b-5 thereunder, and that Alger breached a fiduciary duty to plaintiffs. The suit seeks among other things, compensatory damages, recovery of advisory fees paid to Alger, and payment of the plaintiff's counsel and expert fees. Several similar class actions against the same and related parties and involving similar allegations and requests for relief have been brought. Additional class actions may be commenced in the near future.

The Manager has stated that it does not believe that such lawsuits will materially affect its ability to perform its management contracts with any of the mutual funds that it manages, and none of the fund defendants believes it will be materially adversely affected by the pending lawsuits.

JNL/EAGLE CORE EQUITY FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Eagle Core Equity Fund is long-term capital appreciation and, secondarily, current income.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio of common stock of U.S. companies that meet the criteria for one of three separate equity strategies: the growth equity strategy, the value equity strategy and the equity income strategy.

     o Under the GROWTH EQUITY STRATEGY, the sub-adviser selects common stocks in part based on its opinions regarding the sustainability of the company's competitive advantage in the marketplace and the company's management team. The sub-adviser looks for securities of companies which have an exceptional management team and which have the potential to increase market share and drive earnings per share growth. If a particular stock appreciates to over 7% of the total assets of the growth equity portion of the Fund, the sub-adviser typically will reduce the position to less than 7%. Generally, the sub-adviser will sell a stock if its price appreciates to a level that the sub-adviser views as not sustainable or to purchase stock that the sub-adviser believes presents a better investment opportunity.

          The sub-adviser seeks securities of companies which:

          -- have projected earnings growth and return on equity greater than 10%,

          --   are dominant in their industries, and

          --   have the ability to create and sustain a competitive advantage.

     o Under the VALUE EQUITY STRATEGY, the sub-adviser picks stocks from the 500 largest names in the Russell 1000 Index (by market capitalization). It focuses on securities with solid fundamentals, predictable growth and reasonable valuations relative to their peers. Unpredictable businesses, high multiple stocks, companies with unproven business models and businesses with no competitive advantage(s) are typically eliminated from consideration. This initial screening leaves a universe of about 150 above-average growth, predictable businesses that are the focus of an intense research process.

          The team develops an earnings model for each company in the resulting universe with each Co-Portfolio Manager responsible for those stocks in his/her sector of expertise. The research process concentrates on determining sustainable long-term growth prospects. Finally, a team uses a quantitative relative valuation model to rank each stock based on the five year expected growth rate and relative valuation, and seeks to hold those stocks with the highest potential return.

     o Under the EQUITY INCOME STRATEGY, the sub-adviser invests primarily in medium to large capitalization stocks with above-average dividend yields and rising dividends, seeking to provide both income and growth. The portfolio is diversified among common stocks, convertible bonds, convertible preferred stocks and Real Estate Investment Trusts. Securities in the portfolio often have value the sub-adviser believes is not fully recognized in the general market.

The sub-adviser divides the Fund's assets among each of these three strategies, with about 40% of the assets allocated to each of the growth equity and value equity strategies and about 20% to the equity income strategy.

The sub-adviser will typically sell a security if the security reaches its target price, negative changes occur with respect to the issuer or its industry, or there is a significant change in one or more of the characteristics applicable to the security's selection. However, the Fund may continue to hold equity securities that no longer meet the selection criteria but that the sub-adviser deems suitable investments in view of the Fund's investment objective.

Under normal circumstances, the Fund invests at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in the common stock of U.S. companies and may invest the balance in other securities, such as common stock of foreign issuers, corporate debt obligations, U.S. government securities, preferred stock, convertible stock, warrants and rights to buy common stock, real estate investment trusts, repurchase agreements and money market instruments. Although the Fund emphasizes investment-grade securities (or unrated securities that the sub-adviser deems to be of comparable quality), the Fund may invest in non-investment-grade securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests primarily in stocks of U.S. companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid securities markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o VALUE INVESTING RISK. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value or the factors that the manager believes will increase the price of the security do not occur.

     o    NON-INVESTMENT   GRADE  RISK.  A  non-investment  grade  security  may
          fluctuate more in value, and present a greater risk of default, than a higher-rated security.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

Effective April 30, 2004, the Fund was combined with JNL/Janus Growth & Income Fund, with the Fund as the surviving fund. The performance shown is the Fund's historic performance, and does not reflect the performance of the acquired fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31
32.33%   16.54%   23.55%   0.28%    -9.83%  -20.53%  24.54%   6.32%
[insert chart]
1997     1998     1999     2000     2001    2002     2003     2004

In the periods shown in the chart, the Fund's highest quarterly return was 18.43% (4th quarter of 1998) and its lowest quarterly return was -16.65% (3rd quarter of 2002).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
----------------------------------------------- -------------------------- -------------------- -------------------
                                                         1 year                  5 year           Life of Fund*
----------------------------------------------- -------------------------- -------------------- -------------------
JNL/Eagle Core Equity Fund (Class A)                       6.32%                 -0.99%                8.25%
S&P 500 Index                                             10.88%                 -2.29%                8.79%
----------------------------------------------- -------------------------- -------------------- -------------------

The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.
* The Fund began operations on September 16, 1996.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------- -----------------------
                                                                                                     CLASS A
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Management/Administrative Fee                                                                          0.75%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
12b-1 Service Fee                                                                                      0.20%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Other Expenses                                                                                         0.01%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Total Fund Annual Operating Expenses                                                                   0.96%
--------------------------------------------------------------------------------------------- -----------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------- -------------------------
EXPENSE EXAMPLE                                                                               CLASS A
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
1 Year                                                                                           $98
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
3 Years                                                                                         $306
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
5 Years                                                                                         $531
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
10 Years                                                                                      $1,178
------------------------------------------------------------------------------------- -------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITION. The Fund may take a temporary, defensive position by investing a substantial portion of its assets in U.S. government securities, cash, cash equivalents and repurchase agreements. Taking a defensive position may reduce the potential for appreciation in the Fund's portfolio. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective.

DERIVATIVES. The Fund may also use derivative instruments, such as options, futures contracts and indexed securities, which are subject to transaction costs and certain risks, such as unanticipated changes in securities prices. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's sub-adviser must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/Eagle Core Equity Fund is Eagle Asset Management, Inc. (Eagle), 880 Carillon Parkway, St. Petersburg, Florida 33716. Eagle is a wholly owned subsidiary of Raymond James Financial, Inc. Eagle and its affiliates provide a wide range of financial services to retail and institutional clients.

In its capacity as sub-adviser, Eagle supervises and manages the investment portfolio of the Fund. Mr. Ashi Parikh is the Portfolio Manager responsible for the day-to-day management of the GROWTH EQUITY STRATEGY. Mr. Parikh is a Senior Managing Director of Eagle Institutional Growth Advisors, a division of Eagle Asset Management, Inc. Mr. Parikh joined Eagle in April 1999, after serving as Managing Director at Banc One Investment Advisers in Columbus, Ohio for five years. Eagle's Conservative Large Cap Equity team is responsible for the day-to-day management of the VALUE EQUITY STRATEGY. The team is compromised of four Co-Portfolio Managers: (1) Mr. Richard Skeppstrom who is a Managing Director and joined Eagle in April 2001 after serving as Senior Portfolio Manager for Evergreen Investment Management's large cap core program for six years, (2) Mr. John Jordan III who joined Eagle in April 2001 after serving as Co-Portfolio Manager of Evergreen Investment Management's large cap core program for two years, (3) Mr. Craig Dauer who joined Eagle in April 2001 after serving as Co-Portfolio Manager of Evergreen Investment Management's large cap core program for two years, and (4) Mr. Robert Marshall who joined Eagle in September 2002 after serving as Director/Senior Vice President of equity research at Wachovia Securities for seven years. Mr. Lou Kirschbaum, Managing Director and Portfolio Manager, is responsible for the day-to-day management of the EQUITY INCOME STRATEGY. He has been responsible for the equity income strategy since the inception of the Fund. Mr. Kirschbaum has been with Eagle since 1986.

The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of securities in the Fund.

JNL/EAGLE SMALLCAP EQUITY FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Eagle SmallCap Equity Fund is long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio of equity securities of U.S. companies with market capitalizations in the range of $100 million to $3 billion. The sub-adviser employs a bottom-up approach to identify rapidly growing, under-researched small capitalization companies that appear to be undervalued in relation to their long-term earnings growth rate or asset value. The sub-adviser generally invests in companies which have accelerating earnings, reasonable valuations, strong management that participates in the ownership of the company, reasonable debt, and a high or expanding return on equity. The Fund's equity holdings consist primarily of common stocks, but may also include preferred stocks and investment grade securities convertible into common stocks, and warrants.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests primarily in stocks of U.S. companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o SMALL CAP INVESTING. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones. The companies in which the Fund is likely to invest have limited product lines, markets or financial resources, or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Accordingly, an investment in the Fund may not be appropriate for all investors.

     o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

     o VALUE INVESTING RISK. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value or the factors that the manager believes will increase the price of the security do not occur.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31
27.64%   1.18%    19.27%   -13.25%  11.00%  -22.77%  39.97%   18.80%
[insert chart]
1997     1998     1999     2000     2001    2002     2003     2004

In the periods shown in the chart, the Fund's highest quarterly return was 29.40% (2nd quarter of 1999) and its lowest quarterly return was -24.08% (3rd quarter of 2002).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
----------------------------------------------------- ----------------------- ------------------ ------------------
                                                              1 year               5 year          Life of Fund*
----------------------------------------------------- ----------------------- ------------------ ------------------
JNL/Eagle SmallCap Equity Fund (Class A)                      18.80%                 4.33%              9.96%
Russell 2000 Index                                            18.44%                 6.67%              9.39%
Russell 2000 Growth Index                                     13.82%                 1.28%              7.31%
----------------------------------------------------- ----------------------- ------------------ ------------------

The Russell 2000 Index is a broad-based, unmanaged index. The Russell 2000
Growth Index is a style specific index.
* The Fund began operations on September 16, 1996.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------ --------------------
                                                                                                       CLASS A
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Management/Administrative Fee                                                                            0.85%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
12b-1 Service Fee                                                                                        0.20%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Other Expenses                                                                                           0.01%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Total Fund Annual Operating Expenses                                                                     1.06%
------------------------------------------------------------------------------------------------ --------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

--------------------------------------------------------------------------------------------- -----------------------
EXPENSE EXAMPLE                                                                                      CLASS A
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
1 Year                                                                                                  $108
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
3 Years                                                                                                 $337
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
5 Years                                                                                                 $585
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
10 Years                                                                                              $1,294
--------------------------------------------------------------------------------------------- -----------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITION. The Fund may take a temporary, defensive position by investing a substantial portion of its assets in U.S. government securities, cash, cash equivalents and repurchase agreements. Taking a defensive position may reduce the potential for appreciation in the Fund's portfolio. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective.

OTHER INVESTMENTS. The JNL/Eagle SmallCap Equity Fund may also invest in American Depositary Receipts of foreign issuers, U.S. government securities, repurchase agreements and other short-term money market instruments which may diminish returns.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/Eagle SmallCap Equity Fund is Eagle Asset Management, Inc. (Eagle), 880 Carillon Parkway, St. Petersburg, Florida 33716. Eagle and its affiliates provide a wide range of financial services to retail and institutional clients. Eagle is a wholly owned subsidiary of Raymond James Financial, Inc.

Bert L. Boksen, Managing Director and Portfolio Manager of Eagle, is responsible for the day-to-day management of the Fund. Mr. Boksen joined Eagle in April 1995 and has portfolio management responsibilities for its small cap equity accounts. Prior to joining Eagle, Mr. Boksen was employed for 16 years by Raymond James & Associates, Inc. in its institutional research and sales department. While employed by Raymond James & Associates, Inc., Mr. Boksen served as co-head of Research, Chief Investment Officer and Chairman of the Raymond James & Associates, Inc. Focus List Committee. Mr. Boksen has had responsibility for the day-to-day management of the Fund since the inception of the Fund.

The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed, and ownership of securities in the Fund.

JNL/FMR BALANCED FUND (formerly JNL/Janus Balanced Fund)

INVESTMENT OBJECTIVE. The investment objective of the JNL/FMR Balanced Fund is to seek income and capital growth, consistent with reasonable risk.

PRINCIPAL INVESTMENT STRATEGIES. The Fund's sub-adviser, Fidelity Management & Research Company ("FMR"), manages the Fund to maintain a balance between stocks and bonds. When FMR's outlook is neutral, it will invest in approximately 60% of the Fund's assets in stocks and other equity securities and the remainder in bonds and other debt securities, including lower-quality debt securities. FMR may vary from this target if it believes stocks or bonds offer more favorable opportunities, but will always invest at least 25% of the Fund's total assets in fixed-income senior securities (including debt securities and preferred stocks).

FMR may invest the Fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

With respect to the Fund's equity investments, FMR's emphasis on above-average income-producing equity securities tends to lead to investments in stocks that have more "value" characteristics than "growth" characteristics. However, FMR is not constrained by any particular investment style. In buying and selling securities for the Fund, FMR generally analyzes the issuer of a security using fundamental factors (e.g., growth potential, earnings estimates, and management) and evaluates each security's current price relative to its estimated long-term value.

FMR may also use various techniques, such as buying and selling futures contracts, swaps, and exchange traded funds, to increase or decrease the Fund's exposure to changing security prices, interest rates, or other factors that affect security values. FMR may invest the Fund's assets in investment-grade debt securities by investing in other funds. If FMR's strategies do not work as intended, the Fund may not achieve its objective.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones.

          For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a stock's price to fall.

     o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information, more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o DERIVATIVES. The Fund may use derivative instruments, such as futures contracts, options, and forward currency contracts, for hedging or as a means of enhancing return. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's sub-adviser must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to broad-based indices since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

As of May 1, 2004, Fidelity Management and Research Company ("FMR") replaced Janus Capital Management LLC (Janus) as the sub-adviser to this Fund. Returns shown reflect the results achieved by prior sub-adviser.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31
-4.49%   -6.57%   13.73%   9.42%
[insert chart]
2001     2002     2003     2004

In the periods shown in the chart, the Fund's highest quarterly return was 7.79% (4th quarter of 2004) and its lowest quarterly return was -5.59% (3rd quarter of 2002).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
-------------------------------------------------------------------- ----------------------- ----------------------
                                                                             1 year              Life of Fund*
-------------------------------------------------------------------- ----------------------- ----------------------
JNL/FMR Balanced Fund (Class A)                                               9.42%                 1.83%
S&P 500 Index                                                                10.88%                -2.52%
Lehman Brothers Government/Corporate Bond Index                               4.20%                 8.14%
Balanced Hybrid Composite**                                                  10.04%                 4.82%
-------------------------------------------------------------------- ----------------------- ----------------------

The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices. The Lehman Brothers
Government/Corporate Bond Index is composed of all bonds that are of investment grade with at least one year until maturity.
*The Fund began operations on May 1, 2000.

**In the future, the Fund's performance will be compared to the Balanced Hybrid
Composite rather than Lehman Brothers Government/Corporate Bond Index because of the change in investment objective and principal investment strategies. The
Balanced Hybrid Composite is a hypothetical representation of the performance of the Fund's general investment categories using a weighting of 60% equity and 40% bond. The following indexes are used to calculate the composite index: the Russell 3000(R) Index, the Russell 3000 Value Index, and the Lehman Brothers(R)
US Treasury Index. The index weightings of the composite index are: Russell
3000, 30%; Russell 3000 Value, 30%; and Lehman Brothers US Treasury Index, 40%.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------- ----------------------
                                                                                                      CLASS A
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Management/Administrative Fee*                                                                         0.80%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
12b-1 Service Fee                                                                                      0.20%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Other Expenses                                                                                         0.01%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Total Fund Annual Operating Expenses                                                                   1.01%
---------------------------------------------------------------------------------------------- ----------------------

* A reduction in the advisory fee took place on May 1, 2004. These estimates are based on the Fund's actual operating expenses for its most recently completed fiscal year, as adjusted for contractual changes.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

----------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                              CLASS A
----------------------------------------------------------------------------------- --------------------------
----------------------------------------------------------------------------------- --------------------------
1 Year                                                                                         $103
----------------------------------------------------------------------------------- --------------------------
----------------------------------------------------------------------------------- --------------------------
3 Years                                                                                        $322
----------------------------------------------------------------------------------- --------------------------
----------------------------------------------------------------------------------- --------------------------
5 Years                                                                                        $558
----------------------------------------------------------------------------------- --------------------------
----------------------------------------------------------------------------------- --------------------------
10 Years                                                                                     $1,236
----------------------------------------------------------------------------------- --------------------------

The Fund's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. SPECIAL SITUATIONS. The Fund may invest in "special situations" from time to time. A special situation arises when, in the opinion of the sub-adviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating special situations might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention. The impact of this strategy on the Fund will depend on the Fund's size and the extent of its holdings of special situation issuers relative to total net assets.

LOWER-RATED SECURITIES. The Fund may invest in high-yield, high-risk, fixed-income securities, commonly known as "junk bonds." These are corporate debt securities rated BBB or lower by S&P or Baa or lower by Moody's, or unrated securities deemed by the sub-adviser to be on comparable quality. Lower-rated securities generally involve a higher risk of default than higher-rated ones.

TEMPORARY DEFENSIVE POLICIES. In response to market, economic, political, or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect the Fund's performance and the Fund may not achieve its investment objective. The Fund reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/FMR Balanced Fund is Fidelity Management & Research Company (FMR), with principal offices at 82 Devonshire Street, Boston, MA 02109. Day-to-day investment management decisions for the Fund will be made by FMR Co., Inc. (FMRC) and Fidelity Investments Money Management, Inc. (FIMM), which serve as sub-subadvisers to the Fund. FIMM is responsible for choosing certain types of fixed income securities for the Fund. FMRC and FIMM are wholly-owned subsidiaries of FMR. As of March 31, 2005, FMR and its affiliates, FMRC and FIMM, managed over $639.2 billion in discretionary assets.

Lawrence Rakers is Portfolio Manager of Fund. Since joining Fidelity Investments in 1993, Mr. Rakers has worked as a research analyst and manager.

George Fischer is Co-Manager of the Fund. Since joining Fidelity Investments in 1989, Mr. Fischer has worked as a municipal analyst and manager.

The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed, and ownership of securities in the Fund.

JNL/FMR CAPITAL GROWTH FUND (formerly JNL/Janus Capital Growth Fund)

INVESTMENT OBJECTIVE. The investment objective of the JNL/FMR Capital Growth Fund is to seek long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund's sub-adviser, Fidelity Management & Research Company ("FMR"), normally invests the Fund's assets primarily in common stocks. FMR normally invests the Fund's assets primarily in securities of companies with medium market capitalizations. Although FMR focuses on investing the Fund's assets in securities issued by medium-sized companies, FMR may also make investments in securities issued by larger or smaller companies.

FMR normally invests a majority of the Fund's equity assets in medium-sized companies. FMR may invest to a lesser degree in other types of securities, including preferred stock, warrants, convertible securities and debt securities. FMR may invest the Fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

FMR is not constrained by any particular investment style. At any given time, FMR may tend to buy "growth" stocks or "value" stocks, or a combination of both types. In buying and selling securities for the Fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates, and management.

FMR may also use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the Fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the Fund may not achieve its objective.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

     o MID-CAPITALIZATION INVESTING RISK. The prices of securities of mid-capitalization companies tend to fluctuate more widely than those of larger, more established companies. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o DERIVATIVES. The Fund may use derivative instruments, such as futures contracts, options, and forward currency contracts, for hedging or as a means of enhancing return. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's sub-adviser must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

As of May 1, 2004, FMR replaced Janus Capital Management LLC (Janus) as the sub-adviser to this Fund. Returns shown reflect the results achieved by the prior sub-adviser.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31
16.85%   15.01%   35.16%   124.19%  -34.74% -40.19%  -29.21%  35.65%   18.00%
[insert chart]
1996     1997     1998     1999     2000     2001     2002     2003     2004

In the periods shown in the chart, the Fund's highest quarterly return was 59.05% (4th quarter of 1999) and its lowest quarterly return was -32.74% (1st quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
-------------------------------------------------- --------------------- -------------------- ---------------------
                                                          1 year               5 year            Life of Fund*
-------------------------------------------------- --------------------- -------------------- ---------------------
JNL/FMR Capital Growth Fund (Class A)                     18.00%               -15.03%                9.53%
S&P MidCap 400 Index                                      16.49%                 9.53%               15.09%
-------------------------------------------------- --------------------- -------------------- ---------------------

The S&P MidCap 400 Index is a broad-based, unmanaged index.
* The Fund began operations on May 15, 1995.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------- ----------------------
                                                                                                      CLASS A
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Management/Administrative Fee*                                                                         0.80%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
12b-1 Service Fee                                                                                      0.20%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Other Expenses                                                                                         0.01%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Total Fund Annual Operating Expenses                                                                   1.01%
---------------------------------------------------------------------------------------------- ----------------------

* A reduction in the advisory fee took place on May 1, 2004. These estimates are based on the Fund's actual operating expenses for its most recently completed fiscal year, as adjusted for contractual changes.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------ ---------------------------
EXPENSE EXAMPLE                                                                               CLASS A
------------------------------------------------------------------------------------ ---------------------------
------------------------------------------------------------------------------------ ---------------------------
1 Year                                                                                           $103
------------------------------------------------------------------------------------ ---------------------------
------------------------------------------------------------------------------------ ---------------------------
3 Years                                                                                          $322
------------------------------------------------------------------------------------ ---------------------------
------------------------------------------------------------------------------------ ---------------------------
5 Years                                                                                          $558
------------------------------------------------------------------------------------ ---------------------------
------------------------------------------------------------------------------------ ---------------------------
10 Years                                                                                       $1,236
------------------------------------------------------------------------------------ ---------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. SPECIAL SITUATIONS. The Fund may invest in "special situations" from time to time. A special situation arises when, in the opinion of the sub-adviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating special situations might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention. The impact of this strategy on the Fund will depend on the Fund's size and the extent of its holdings of special situation issuers relative to total net assets.

FIXED INCOME INVESTMENTS. The Fund may invest in debt securities, which involve credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the security will not pay the interest and principal payments when due. The value of a debt security typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise, and the value of debt securities, including those that may be held by the Fund, will fall. Some fixed income investments also involve prepayment risk. This is the risk that, during periods of falling interest rates, a debt security with a high stated interest rate may be prepaid by the issuer before the expected maturity date.

LOWER-RATED SECURITIES. The Fund may invest in high-yield, high-risk, fixed-income securities, commonly known as "junk bonds." These are corporate debt securities rated BBB or lower by S&P or Baa or lower by Moody's, or unrated securities deemed by the sub-adviser to be on comparable quality. Lower-rated securities generally involve a higher risk of default than higher-rated ones.

TEMPORARY DEFENSIVE POLICIES. In response to market, economic, political, or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect the Fund's performance and the Fund may not achieve its investment objective. The Fund reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/FMR Capital Growth Fund is Fidelity Management & Research Company (FMR), with principal offices 82 Devonshire Street, Boston, MA 02109. Day-to-day investment management decisions for the Fund will be made by FMR Co., Inc. (FMRC), which serves as sub-subadviser to the Fund. FMRC is a wholly-owned subsidiary of FMR. As of March 31, 2005, FMR and its affiliates, FMRC and FIMM, managed over $639.2 billion in discretionary assets.

Peter Saperstone is Portfolio Manager of the Fund. Since joining Fidelity Investments in 1995, Mr. Saperstone has worked as a research analyst and manager.

The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of securities in the Fund.

JNL/FRANKLIN TEMPLETON SMALL CAP VALUE FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Franklin Templeton Small Cap Value Fund is long-term total return.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to meet this objective by investing, normally, at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in investments of small capitalization companies. Small capitalization companies are companies with market capitalizations (the market value of a company's outstanding stock) under $2.5 billion at the time of purchase.

The Fund invests in equity securities that the Fund's manager believes are currently undervalued and have the potential for capital appreciation. Common stocks, preferred stocks, and convertible securities (generally debt securities or preferred stock that may be converted into common stock after certain time periods or under certain circumstances) are examples of equity securities. In choosing investments that are undervalued, the Fund's manager focuses on companies that have one or more of the following characteristics:

     o Stock prices that are low relative to current, or historical or future earnings, book value, cash flow, or sales - all relative to the market, a company's industry or a company's earnings growth;

     o Recent sharp price declines (fallen angels) but still have growth potential in the manager's opinion; or

     o Valuable intangibles not reflected in the stock price such as franchises, distribution networks or market share for particular products or services, underused or understated assets or cash, or patents and trademarks.

A stock price is undervalued, or a "value" when it is less than the price at which the manager believes it would trade if the market reflected all factors relating to the company's worth. The manager may consider a company to be undervalued in the marketplace relative to its underlying asset values because of overreaction by investors to unfavorable news about a company, an industry or the stock market in general, or as a result of a market decline, poor economic conditions, tax-loss selling, or actual or anticipated unfavorable developments affecting a company. The types of companies the Fund may invest in include those that are attempting to recover from business setbacks or adverse events (turnarounds) or cyclical downturns.

In addition to price, the Fund, in choosing an investment may consider a variety of other factors that may identify the issuer as a potential turnaround candidate or takeover target, such as ownership of valuable franchises, trademarks or trade names, control of distribution networks and market share for particular products. Purchase decisions may also be influenced by income, company buy-backs, and insider purchases and sales.

The small capitalization companies in which the Fund invests have market capitalizations (share price times the number of shares of common stock outstanding) such as those that comprise the Russell 2500 Index at the time of the Fund's investment (sometimes called "small cap"). The Fund currently intends to limit its investments in foreign securities to no more than 15% of its total assets.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose all or a portion of your money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o VALUE INVESTING RISK. The Fund's policy of investing in securities that may be out of favor, including turnarounds, cyclical companies, companies reporting poor earnings and companies whose share prices have declined sharply or that are not widely followed by other investors, differs from the approach followed by many other mutual funds. A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value or the factors that the manager believes will increase the price of the security do not occur.

     o CYCLICAL OPPORTUNITIES RISK. The Fund may also seek to take advantage of changes in the business cycle by investing in companies that are sensitive to those changes if the portfolio manager believes they have growth potential. Cyclical stocks in which the Fund may invest tend to increase in value more quickly during economic upturns than non-cyclical stocks, but they also tend to lose value more quickly in economic downturns. These companies may have relatively weak balance sheets and, during economic downturns, they may have insufficient cash flow to pay their debt obligations and difficulty finding additional financing needed for their operations.

     o SMALL CAP INVESTING RISK. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones. The companies in which the Fund is likely to invest have limited product lines, markets or financial resources, or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Accordingly, an investment in the Fund may not be appropriate for all investors.

PERFORMANCE. The Performance of a Fund will vary from year to year. The Fund's performance figures will not reflect the deduction of any charges that are imposed under a variable annuity contract.

Performance for the Fund has not been included because the Fund will commence operations on the effective date of this prospectus.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------ --------------------
                                                                                                       CLASS A
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Management/Administrative Fee                                                                             0.95%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
12b-1 Service Fee                                                                                         0.20%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Other Expenses                                                                                            0.01%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Total Fund Annual Operating Expenses                                                                      1.16%
------------------------------------------------------------------------------------------------ --------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate
Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                                CLASS A
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
1 Year                                                                                           $118
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
3 Years                                                                                          $368
------------------------------------------------------------------------------------- --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITION. In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a portion of its assets, cash equivalents or high quality debt instruments. During periods in which the Fund employs such a temporary defensive strategy, it will not be pursuing, and will not achieve, its investment objective. For cash management purposes, the Fund may also hold a portion of its assets in cash or such liquid assets.

SECTOR FOCUS RISK. The Fund may invest a significant portion of its assets in the securities of companies involved in the financial services sector. By focusing on a particular sector from time to time, the Fund carries greater risk of adverse developments in a sector than a fund that always invests in a wide variety of sectors.

Financial services companies are subject to extensive government regulation, which may affect their profitability in many ways, including by limiting the amount and types of loans and other commitments they can make, and the interest rates and fees they can charge. A financial services company's profitability, and therefore its stock price is especially sensitive to interest rate changes throughout the world, as well as the ability of borrowers to repay their loans. Changing regulations, continuing consolidations, and development of new products and structures are all likely to have significant impact on financial services companies.

INTEREST RATES. Increases in interest rates may have a negative effect on the types of companies in which each of the Funds normally invest because these companies may find it more difficult to obtain credit to expand, or may have more difficulty meeting interest payments.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risk and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/Franklin Templeton Small Cap Value Fund is Franklin Advisory Services, LLC ("Advisory Services"), One Parker Plaza, Ninth Floor, Fort Lee, New Jersey 07024. Together Advisory Services and its affiliates manage over $402 billion in assets as of December 31, 2004.

The Fund is managed on a team basis. The individual members of the team who are primarily responsible for the day-to-day management of the Fund's portfolio are:

     o William J. Lippman (PRESIDENT OF ADVISORY SERVICES) has been President of each Fund since inception and has more than 30 years' experience in the securities industry. He joined Franklin Templeton Investments in 1988.

     o Bruce C. Baughman, CPA (SENIOR VICE PRESIDENT OF ADVISORY SERVICES), has been a manager of each Fund since inception. He joined Franklin Templeton Investments in 1988.

     o Margaret McGee (VICE PRESIDENT OF ADVISORY SERVICES) has been a manager of each Fund since inception. She joined Franklin Templeton Investments in 1988.

     o Donald G. Taylor, CPA (SENIOR VICE PRESIDENT OF ADVISORY SERVICES), has been a manager of the Rising Dividends Fund and Small Cap Value Fund since 1996. He joined Franklin Templeton Investments in 1996.

The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of securities in the Fund.

On September 20, 2004, Franklin Resources, Inc. announced that two of its subsidiaries, Advisers and Franklin Templeton Alternative Strategies, Inc.
(FTAS), reached an agreement with the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts (the State of Massachusetts) related to an administrative complaint filed on February 4, 2004. The administrative complaint concerned one instance of market timing that was also a subject of the August 2, 2004 settlement that Advisers reached with the Securities and Exchange Commission (SEC), as described below. Under the terms of the settlement consent order issued by the State of Massachusetts, Advisers and FTAS consented to the entry of a cease and desist order and agreed to pay a $5 million administrative fine to the State of Massachusetts (Massachusetts Consent Order).

On November 19, 2004, Franklin Resources, Inc. reached a second agreement with the State of Massachusetts regarding an administrative complaint filed on October 25, 2004 (the Second Complaint). The Second Complaint alleged that Franklin Resources, Inc.'s Form 8-K filing (in which it described the Massachusetts Consent Order) failed to state that Advisers and FTAS admitted the Statements of Fact portion of the Massachusetts Consent Order. As a result of the November 19, 2004 settlement with the State of Massachusetts, Franklin Resources, Inc. filed a new Form 8-K. The terms of the original settlement did not change and there was no monetary fine associated with this second settlement.

On November 17, 2004, Franklin Resources, Inc. announced that its subsidiary, Franklin Templeton Distributors, Inc. (Distributors) (the principal underwriter of shares of the Franklin Templeton mutual funds), reached an agreement with the California Attorney General's Office (CAGO), resolving the issues resulting from the CAGO's investigation concerning marketing support payments to securities dealers who sell fund shares. Under the terms of the settlement with the CAGO, Distributors agreed to pay $2 million to the State of California as a civil penalty, $14 million to Franklin Templeton funds and $2 million to the CAGO for its investigative costs.

On August 2, 2004, Franklin Resources, Inc. announced that Advisers (adviser to many of the funds within Franklin Templeton Investments, and an affiliate of the adviser to the other funds) reached a settlement with the SEC that resolved the issues resulting from an SEC investigation of market timing activity in the Franklin Templeton Investments funds. In connection with that agreement, the SEC issued an "Order Instituting Administrative and Cease-and-Desist Proceedings Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and Sections 9(b) and 9(f) of the Investment Company Act of 1940, Making Findings and Imposing Remedial Sanctions and a Cease-and-Desist Order" (August Order). The SEC's August Order concerns the activities of a limited number of third parties that ended in 2000 and those that are the subject of the Massachusetts Consent Order described above.

Under the terms of the SEC's August Order, pursuant to which Advisers neither admitted nor denied any of the findings contained therein, Advisers agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an independent distribution consultant. Because the distribution methodology has not yet been developed, it is presently not possible to identify which funds or which shareholders of any particular fund will receive distributions, or the amount of those distributions.

The August Order also required Advisers to, among other things:

     o Enhance and periodically review compliance policies and procedures, and establish a corporate ombudsman;

     o Establish a new internal position whose responsibilities shall include compliance matters related to conflicts of interests; and

     o Retain an independent distribution consultant to develop a plan to distribute the $50 million settlement to fund shareholders.

On December 13, 2004, Franklin Resources, Inc. announced that Distributors and Advisers reached an agreement with the SEC, resolving the issues resulting from the SEC's investigation concerning marketing support payments to securities dealers who sell fund shares. In connection with that agreement, the SEC issued an "Order Instituting Administrative and Cease-and-Desist Proceedings, Making Findings, and Imposing Remedial Sanctions Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940, Sections 9(b) and 9(f) of the Investment Company Act of 1940, and Section 15(b) of the Securities and Exchange Act of 1934" (December Order).

Under the terms of the SEC's December Order, in which Advisers and Distributors neither admitted nor denied any of the findings contained therein, they agreed to pay the funds a penalty of $20 million and disgorgement of $1 (one dollar) in accordance with a plan to be developed by an independent distribution consultant. Because the distribution methodology has not yet been developed, it is presently not possible to identify which particular funds will receive distributions, or the amount of those distributions. Advisers and Distributors also agreed to implement certain measures and undertakings relating to marketing support payments to broker-dealers for the promotion or sale of fund shares, including making additional disclosures in the Fund's Prospectus and Statement of Additional Information.

Franklin Resources, Inc. and certain of its subsidiaries, in addition to most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the matters reported above. The lawsuits were filed in federal district courts in California, Florida, Illinois, Massachusetts, Nevada, New Jersey, and New York, and in state courts in Illinois. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland. Franklin Resources, Inc. believes that the claims made in each of the lawsuits are without merit and intends to defend vigorously against the allegations. It is possible that additional similar civil actions related to the matters disclosed above could be filed in the future.

Franklin Resources, Inc. previously disclosed these issues as matters under investigation by government authorities and the subject of an internal company inquiry as well as private lawsuits in its regulatory filings and on its public website. Any further updates on these matters will be disclosed on Franklin Resources, Inc.'s website at franklintempleton.com under "Statement on Current Industry Issues."

JNL/GOLDMAN SACHS MID CAP VALUE FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Goldman Sachs Mid Cap Value Fund is long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to meet this objective by investing, normally, at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio of equity investments in mid-cap issuers with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of market capitalization of companies constituting the Russell Midcap(R) Value Index at the time of the investment. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. The capitalization range of the Russell Midcap(R) Value Index is currently between $276 million and $14.9 billion. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its net assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies. The Fund may also invest in derivatives.

The Fund may invest in the aggregate up to 20% of its net assets in companies with public stock market capitalizations outside the range of companies constituting the Russell Midcap(R) Value Index at the time of investment and in fixed-income securities, such as government, corporate and bank debt obligations.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose all or a portion of your money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o EMERGING MARKETS RISK. The Fund may invest a portion of its assets in securities of issuers in emerging countries, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o DERIVATIVES RISK. The risk that loss may result from a Fund's investments in options, futures, swaps, structured securities and other derivative instruments. Investing in derivative instruments, such as futures and options, involves special risks. The Fund's sub-adviser must correctly predict price movements, during the life of the derivative, of the underlying asset in order to realize the desired result from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly, and to a greater extent, than other investments, which may increase the volatility of the Fund and create a greater risk of loss.

     o VALUE INVESTING RISK. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

     o MID-CAPITALIZATION INVESTING RISK. The prices of securities of mid-capitalization companies tend to fluctuate more widely than those of larger, more established companies. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o INTEREST RATE RISK. The risk that when interest rates increase, fixed income securities held by a Fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term fixed-income securities.

PERFORMANCE. The Performance of a Fund will vary from year to year. The Fund's performance figures will not reflect the deduction of any charges that are imposed under a variable annuity contract.

Performance for the Fund has not been included because the Fund will commence operations on the effective date of this prospectus.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------ --------------------
                                                                                                       CLASS A
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Management/Administrative Fee                                                                             0.85%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
12b-1 Service Fee                                                                                         0.20%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Other Expenses                                                                                            0.01%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Total Fund Annual Operating Expenses                                                                      1.06%
------------------------------------------------------------------------------------------------ --------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate
Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                                CLASS A
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
1 Year                                                                                           $108
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
3 Years                                                                                          $337
------------------------------------------------------------------------------------- --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITION. In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a portion of its assets, in cash equivalents or high quality debt instruments. During periods in which the Fund employs such a temporary defensive strategy, it will not be pursuing, and will not achieve, its investment objective. For cash management purposes, the Fund may also hold a portion of its assets in cash or such liquid assets.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risk and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/Goldman Sachs Mid Cap Value Fund is Goldman Sachs Asset Management, L.P. ("GSAM(R)"), 32 Old Slip, New York, New York 10005. GSAM has been registered as an investment adviser since 1990 and is an affiliate of Goldman, Sachs & Co. ("Goldman Sachs"). As of December 31, 2004, GSAM along with other units of the Investment Management Division of Goldman Sachs, had assets under management of $451.3 billion (excludes seed capital and assets under supervision).

The Fund is managed on a team basis. The individual members of the team, who are assisted by the Value Investment Team ("Value Team"), and are primarily responsible for the day-to-day management of the Fund's portfolio are:

     o Dolores Bamford (VICE PRESIDENT) joined GSAM as a portfolio manager for the Value Team in April 2002. Prior to that, she was a portfolio manager at Putnam Investments for various products since 1991.

     o David L. Berdon (VICE PRESIDENT) joined GSAM as a research analyst in March 2001 and became a portfolio manager in October 2002. From September 1999 to March 2001, he was a Vice President for Business Development and Strategic Alliances at Soliloquy, Inc. From September 1997 to September 1999, he was a principal consultant at Diamond Technology partners.

     o Andrew Braun (VICE PRESIDENT) joined the GSAM as a mutual fund product development analyst in July 1993. From January 1997 to April 2001, he was a research analyst on the Value Team and he became a portfolio manager in May 2001.

     o Scott Carroll (VICE PRESIDENT) joined GSAM as a portfolio manager for the Value Team in May 2002. From 1996 to 2002, he worked at Van Kampen Funds where he had portfolio management and analyst responsibilities fro Growth and Income and Equity Income funds.

     o Sally Pope Davis (VICE PRESIDENT) joined GSAM as a portfolio manager in August 2001. From December 1999 to July 2001, she was a relationship manager in Private Wealth Management at Goldman Sachs. From August 1989 to November 1999, she was a bank analyst in the Goldman Sachs Investment Research Department.

     o Sean Gallagher (VICE PRESIDENT) joined GSAM as a research analyst in May 2000. He became a portfolio manager in December 2001. From October 1993 to May 2000, he was a research analyst at Merrill Lynch Asset Management.

     o James Otness (MANAGING DIRECTOR) joined GSAM as a portfolio manager in May 2000. From 1998 to 2000, he headed Dolphin Asset Management. From 1970 to 1998, he worked at J.P. Morgan, most recently as a managing director and portfolio manager responsible for small-cap institutional equity investments.

     o Lisa Parisi (MANAGING DIRECTOR) joined GSAM as a portfolio manager in August 2001. From December 2000 to August 2001, she was a portfolio manager at John A. Levin & Co. From March 1995 to December 2000, she was a portfolio manager and managing director at Valenzuela Capital.

     o Eileen Rominger (MANAGING DIRECTOR AND CHIEF INVESTMENT OFFICER) joined GSAM as a portfolio manager and Chief Investment Officer of the Value Team in August 1999. From 1981 to 1999, she worked at Oppenheimer Capital, most recently as a senior portfolio manager.

     o Edward Perkin, CFA (VICE PRESIDENT AND PORTFOLIO MANAGER) is a portfolio manager for the U.S. Value team, where he has broad responsibilities across the value portfolios. Before joining Goldman Sachs, Edward gained research experience from Fidelity Investments and Gabelli Asset Management while attending business school. Prior to that, Edward worked as a senior research analyst at Fiserv. Edward received a B.A. from the University of California, Santa Barbara and received his M.B.A. from Columbia Business School and is a CFA charter holder. Edward joined the Value Team in June of 2002.

The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of securities in the Fund.

PENDING LITIGATION

On April 2, 2004, Lois Burke, a plaintiff identifying herself as a shareholder of the Goldman Sachs Internet Tollkeeper Fund, filed a purported class and derivative action lawsuit in the United States District Court for the Southern District of New York against The Goldman Sachs Group, Inc. ("GSG"), Goldman Sachs Asset Management, L.P. ("GSAM"), the Trustees and Officers of the Goldman Sachs Trust (the "Trust"), and John Doe Defendants. In addition, the Goldman Sachs Funds and certain other investment portfolios of the Trust were named as nominal defendants. On April 19 and May 6, 2004, additional class and derivative action lawsuits containing substantially similar allegations and requests for redress were filed in the United States District Court for the Southern District of New York. On June 29, 2004, the three complaints were consolidated into one action, IN RE GOLDMAN SACHS MUTUAL FUNDS FEE Litigation, and on November 17, 2004, the plaintiffs filed a consolidated amended complaint against GSG, GSAM, Goldman Sachs Asset Management International ("GSAMI"), Goldman, Sachs & Co., the Trustees and Officers of the Trust and John Doe Defendants (collectively, the "Defendants") in the United States District Court for the Southern District of New York. Certain investment portfolios of the Trust and Goldman Sachs Variable Insurance Trust (collectively, the "Goldman Sachs Funds") were also named as nominal defendants in the amended complaint.

The consolidated amended complaint, which is brought on behalf of all persons or entities who held shares in the Goldman Sachs Funds between April 2, 1999 and January 9, 2004, inclusive (the "Class Period"), asserts claims involving (i) violations of the Investment Company Act of 1940 (the "Investment Company Act"), the Investment Advisers Act of 1940, and New York General Business Law, (ii) common law breach of fiduciary duty, (iii) aiding and abetting breach of fiduciary duty and (iv) unjust enrichment. The complaint alleges, among other things, that during the Class Period, the Defendants made improper and excessive brokerage commission and other payments to brokers that sold shares of the Goldman Sachs Funds and omitted statements of fact in registration statements and reports filed pursuant to the Investment Company Act which were necessary to prevent such registration statements and reports from being materially false and misleading. In addition, the complaint alleges that the Goldman Sachs Funds paid excessive and improper investment advisory fees to GSAM and GSAMI. The complaint further alleges that the Trust's Officers and Trustees breached their fiduciary duties by, among other things, permitting the payments to be made. The complaint also alleges that GSAM and GSAMI used Rule 12b-1 fees for improper purposes and made improper use of soft dollars. The plaintiffs in the cases are seeking compensatory damages; punitive damages; rescission of GSAM's and GSAMI's investment advisory agreement and return of fees paid; an accounting of all Goldman Sachs Funds-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and reasonable costs and expenses, including counsel fees and expert fees.

Based on currently available information, GSAM and GSAMI believe that the likelihood that the pending purported class and derivative action lawsuit will have a material adverse financial impact on the Goldman Sachs Funds is remote, and the pending action is not likely to materially affect their ability to provide investment management services to its clients, including the Goldman Sachs Funds.

JNL/JPMORGAN INTERNATIONAL EQUITY FUND (formerly the JNL/Putnam International Equity Fund)

INVESTMENT OBJECTIVE. The investment objective of the JNL/JPMorgan International Equity Fund is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio consisting primarily of common stocks of non-U.S. companies. The Fund invests in foreign securities that the sub-adviser believes offer significant potential for long-term appreciation. The Fund normally has at least three countries represented in its portfolio, including both developed and emerging markets.

The Fund seeks consistent, above-average relative returns and below-average relative risk through a balance of country and sector diversification and the selection of believed underpriced companies. The sub-adviser's process relies on both top-down macroeconomic and market analysis and bottom-up fundamental company research.

The Portfolio uses a three-step bottom-up, stock-picking process. First, regional, locally based analysts rank securities within their regions based on primary research conducted by the analysts. Second, all positively ranked stocks filter up to a group of global sector analysts, who rank the stocks globally. Finally, all securities ranked positively by the local analysts and global sector analysts are considered by a group of senior portfolio managers who construct a diversified and risk managed portfolio.

The adviser will decide how much to invest in the securities of a particular country or currency by evaluating the potential growth of an investment, as well as the relationship between the currency and the U.S. dollar. The adviser may increase or decrease the emphasis on a type of security, sector, country or currency, based on its analysis of a variety of economic factors, including fundamental economic strength, earnings growth, quality of management, sector growth, credit quality and interest rate trends. The Portfolio may purchase securities where the issuer is located in one country but the security is denominated in the currency of another.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o EMERGING MARKETS RISK. The Fund may invest a portion of its assets in securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

As of May 1, 2000, Putnam Investment Management, Inc. replaced Rowe-Price Fleming International, Inc. as the sub-adviser for the Fund. Performance shown for the period prior to May 1, 2000 reflects the results achieved by the prior sub-adviser.

As of May 2, 2005, J.P. Morgan Investment Management, Inc. replaced Putnam Investment Management, Inc. as the sub-adviser for the Fund. Performance shown for the period from May 1, 2000 to May 2, 2005 reflects the results achieved by the prior sub-adviser.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31
13.91%        2.65% 14.43% 32.11%   -13.99%  -20.29% -20.58%  28.53%   16.34%
[insert chart]
1996          1997  1998   1999     2000     2001    2002     2003     2004

In the periods shown in the chart, the Fund's highest quarterly return was 23.24% (4th quarter of 1999) and its lowest quarterly return was -22.59% (3rd quarter of 2002).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
----------------------------------------------------------------- ---------------- -------------- ------------------
                                                                      1 year          5 year        Life of Fund*
----------------------------------------------------------------- ---------------- -------------- ------------------
JNL/JPMorgan International Equity Fund (Class A)                       16.34%          -4.02%            4.60%
Morgan Stanley Europe and Australasia, Far East Equity (MSCI
E.A.FE.) Index                                                         20.25%          -1.13%            4.81%
----------------------------------------------------------------- ---------------- -------------- ------------------

The Morgan Stanley Europe and Australasia, Far East Equity (MSCI E.A.FE.) Index is a broad-based, unmanaged index.
* The Fund began operations on May 15, 1995.
Prior to May 1, 2000, the Fund was managed by Rowe-Price Fleming International,
Inc. Prior to May 2, 2005, the Fund was managed by Putnam Investment Management,
Inc.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------- -----------------------
                                                                                                     CLASS A
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Management/Administrative Fee*                                                                        0.88%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
12b-1 Service Fee                                                                                     0.20%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Other Expenses                                                                                        0.01%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Total Fund Annual Operating Expenses                                                                  1.09%
--------------------------------------------------------------------------------------------- -----------------------

* A reduction in the advisory fee took place on May 1, 2004. In addition, a reduction in the advisory fee took place on May 2, 2005. These estimates are based on the Fund's actual operating expenses for its most recently completed fiscal year, as adjusted for contractual changes.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------ --------------------------
EXPENSE EXAMPLE                                                                               CLASS A
------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------ --------------------------
1 Year                                                                                          $111
------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------ --------------------------
3 Years                                                                                         $347
------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------ --------------------------
5 Years                                                                                         $601
------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------ --------------------------
10 Years                                                                                      $1,329
------------------------------------------------------------------------------------ --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. In addition to common stocks, the Fund may also invest in other types of securities, such as preferred stocks, convertible securities, fixed-income securities. Fixed income securities, including preferred stocks and convertible securities, are subject to credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer will not make payments of principal or interest when due. A deterioration in the credit quality of an issuer of fixed income securities will cause the price of those securities to fall. Interest rate risk is the risk that interest rates will rise, causing the prices of fixed income securities, including those owned by the Fund, to fall.

DERIVATIVES. The Fund may use derivative instruments, such as futures contracts, options and forward currency contracts, for hedging and risk management. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's sub-adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

TEMPORARY DEFENSIVE POSITION. For temporary, defensive purposes, when the sub-adviser believes other types of investments are advantageous on the basis of both risk and protection of capital values, the Fund may invest in fixed-income securities with or without warrants or conversion features and may retain cash, or invest up to all of its assets in cash equivalents. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive position may reduce the potential for appreciation of the Fund's portfolio.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/JPMorgan International Equity Fund is J.P. Morgan Investment Management Inc. ("J.P. Morgan"), located 522 Fifth Avenue, New York, New York 10036.

J.P. Morgan is an indirect subsidiary of JPMorgan Chase & Co., a publicly held bank holding company and global financial services firm. J.P. Morgan manages assets for governments, corporations, endowments, foundations, and individuals worldwide. As of December 31, 2004, J. P. Morgan and its affiliates had approximately $791 billion in assets under management.

The Fund is managed by a team of investment professionals, who have on average over 18 years of investment experience. The team is led James Fisher. An employee since 1985, Mr. Fisher is a Managing Director and portfolio manager in the Global Portfolios Group.

The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed, and ownership of securities in the Fund.

JNL/JPMORGAN INTERNATIONAL VALUE FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/JPMorgan International Value Fund is to provide high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, developing markets.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of common stocks of non-U.S. companies in developed markets. At least 65% of its total assets will be invested, under normal market conditions, in equity securities of foreign issuers included in the Morgan Stanley Capital Index (MSCI) Europe, Australasia and Far East (EAFE) Value Index. The Fund's industry weightings generally approximate those of the MSCI EAFE Value Index, although it does not seek to mirror the index in its choice of individual securities. In choosing stocks, the Fund emphasizes those that are ranked as undervalued according to the sub-adviser's research, while underweighting or avoiding those that appear overvalued. The Fund may also invest in the equity securities of companies in developing countries or "emerging markets." The sub-adviser considers "emerging markets" to be any market not included in the MSCI EAFE Value Index. An issuer in an emerging market is one that: (i) has its principal securities trading market in an emerging market country and (ii) is organized under the laws of an emerging market.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks of foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o EMERGING MARKETS RISK. The Fund may invest a portion of its assets in securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o VALUE INVESTING RISK. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. The Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other types of stock funds. A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value or the factors that the manager believes will increase the price of the security do not occur.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to broad-based indices since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31
38.02%   -15.45%  -20.33%  -26.59%  39.43%  22.54%
[insert chart]
1999     2000     2001     2002     2003    2004

In the period shown in the chart, the Fund's highest quarterly return was 20.40% (2nd quarter of 2003) and its lowest quarterly return was -24.76% (3rd quarter of 2002).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
--------------------------------------------------------- -------------------- ------------------- -------------------
                                                                1 year               5 year          Life of Fund*
--------------------------------------------------------- -------------------- ------------------- -------------------
JNL/JPMorgan International Value Fund (Class A)                    22.54%            -3.31%               2.09%
SSB PMI Value EPAC Index                                            4.43%            -0.37%               4.16%
MSCI EAFE Value Index                                              25.68%             3.58%               6.06%
--------------------------------------------------------- -------------------- ------------------- -------------------

The SSB PMI Value EPAC Index and MSCI EAFE Value Index are broad-based, unmanaged indices.
* The Fund began operations on March 2, 1998.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------- ---------------------
                                                                                                      CLASS A
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Management/Administrative Fee*                                                                          0.88%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
12b-1 Service Fee                                                                                       0.20%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Other Expenses                                                                                          0.01%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Total Fund Annual Operating Expenses                                                                    1.09%
----------------------------------------------------------------------------------------------- ---------------------

*A reduction in the advisory fee took place on May 2, 2005. These estimates are based on the Fund's actual operating expenses for its most recently completed fiscal year, as adjusted for contractual changes.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                                CLASS A
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
1 Year                                                                                           $111
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
3 Years                                                                                          $347
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
5 Years                                                                                          $601
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
10 Years                                                                                       $1,329
------------------------------------------------------------------------------------- --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The JNL/JPMorgan International Value Fund seeks to achieve its investment objective primarily through its stock selection process. Using a variety of quantitative valuation techniques and based on in-house research, the sub-adviser ranks issuers within each industry group according to their relative value. The sub-adviser makes investment decisions using the research and valuation rankings, as well as its assessment of other factors, including: value characteristics such as price-to-book and price-earnings ratios, catalysts that could trigger a change in a stock's price, potential reward compared to potential risk, and temporary mispricings caused by market overreactions.

TEMPORARY DEFENSIVE POSITION. The Fund may take a temporary, defensive position by investing a substantial portion of its assets in U.S. government securities, cash, cash equivalents and repurchase agreements. Taking a defensive position may reduce the potential for appreciation in the Fund's portfolio. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective. Under normal market conditions, the Fund may invest in money market instruments to invest temporary cash balances or to maintain liquidity to meet redemptions.

PORTFOLIO TURNOVER. The Fund may actively trade securities in seeking to achieve its objective. Doing so may increase transaction costs, which may reduce performance. Active trading also may increase short-term gains and losses.

DERIVATIVES. The Fund may use derivative instruments, such as futures contracts, options and forward currency contracts, for hedging and risk management. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's sub-adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

WHEN-ISSUED SECURITIES. The Fund may invest in when-issued and delayed delivery securities. Actual payment for and delivery of such securities does not take place until some time in the future, I.E., beyond normal settlement. The purchase of these securities will result in a loss if their value declines prior to the settlement date. This could occur, for example, if interest rates increase prior to settlement.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/JPMorgan International Value Fund is J.P. Morgan Investment Management Inc. (J.P. Morgan), with principal offices at 522 Fifth Avenue, New York, New York 10036. J.P. Morgan is an indirect subsidiary of JPMorgan Chase & Co., a publicly held bank holding company and global financial services firm. J.P. Morgan manages assets for governments, corporations, endowments, foundations, and individuals worldwide. As of December 31, 2004, J. P. Morgan and its affiliates had approximately $791 billion in assets under management.

The Fund has a portfolio management team that is responsible for the day-to-day management of the Fund. The portfolio management team is led by Andrew C. Cormie, Managing Director of J.P. Morgan, and Gerd Woort-Menker, Managing Director of J.P. Morgan. Mr. Cormie, who is head of Global Equity, has been an international equity portfolio manager since 1997 and employed by J.P. Morgan since 1984. Mr. Woort-Menker who is a senior portfolio manager in tge Morgan Global Investment team, has been employed by J.P. Morgan 1987. Mr. Cormie has been on the portfolio management team since the inception of the Fund and Mr. Woort-Menker since 2002.

The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of securities in the Fund.

JNL/LAZARD MID CAP VALUE FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Lazard Mid Cap Value Fund is capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a non-diversified portfolio of equity securities of U.S. companies with market capitalizations in the range of companies represented in the Russell Mid Cap Index and that the sub-adviser believes are undervalued. The Fund invests in 55-65 securities, with a market capitalization of between $1 billion and $10 billion, or in the Russell Midcap(R) Index. The Russell Midcap(R) Index is composed of selected common stocks of medium-size U.S. companies. The Fund's equity holdings consist primarily of common stocks, but may also include preferred stocks, securities convertible into or exchangeable for common stocks, rights and warrants, real estate investment trusts and American and Global Depositary Receipts. To the extent its assets are not invested in such securities, the Fund may invest in the equity securities of larger capitalization companies or investment-grade fixed-income securities. In searching for undervalued medium capitalization stocks, the sub-adviser uses a stock-selection process based primarily on analysis of historical financial data, with little emphasis placed on forecasting future earnings or events.

The sub-adviser does not automatically sell a security if its market capitalization grows or falls outside the range of companies in the Russell Midcap(R) Index. The sub-adviser may sell a security for any of the following reasons:

     o its price rises to a level where it no longer reflects value (target valuation);

     o    the underlying investment assumptions are no longer valid;

     o    company management changes their direction; or

     o    external  events  occur  (e.g.,  changes  in  regulation,   taxes  and
          competitive position).

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests primarily in equity securities of U.S. companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o VALUE INVESTING RISK. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value or the factors that the manager believes will increase the price of the security do not occur.

     o MID-CAPITALIZATION INVESTING RISK. The prices of securities of mid-capitalization companies may fluctuate more than those of larger, more established companies. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

     o NON-DIVERSIFICATION. The Fund is "non-diversified." Under a definition provided by the Investment Company Act of 1940, as amended, non-diversified funds may invest in fewer assets, or in larger proportions of the assets of single companies or industries. Thus, the Fund may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund's total return and share price.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31
4.77%    25.37%   13.24%   -14.08%          28.89%            24.72%
[insert chart]
1999     2000     2001     2002             2003              2004

In the period shown in the chart, the Fund's highest quarterly return was 19.12% (4th quarter of 2001) and its lowest quarterly return was -16.09% (3rd quarter of 2002).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
---------------------------------------------------------- ------------------- ------------------ ------------------
                                                                 1 year             5 year          Life of Fund*
---------------------------------------------------------- ------------------- ------------------ ------------------
JNL/Lazard Mid Cap Value Fund (Class A)                            24.72%            14.39%              9.82%
Russell MidCap(R) Index                                            18.37%             5.97%              7.10%
---------------------------------------------------------- ------------------- ------------------ ------------------

The Russell MidCap(R) Index is a broad-based, unmanaged index.
* The Fund began operations on March 2, 1998.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------ --------------------
                                                                                                       CLASS A
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Management/Administrative Fee*                                                                           0.82%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
12b-1 Service Fee                                                                                        0.20%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Other Expenses                                                                                           0.01%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Total Fund Annual Operating Expenses                                                                     1.03%
------------------------------------------------------------------------------------------------ --------------------

* A reduction in the advisory fee took place on January 1, 2005. These estimates are based on the Fund's actual operating expenses for its most recently completed fiscal year, as adjusted for contractual changes.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

---------------------------------------------------------------------------------- ----------------------------
EXPENSE EXAMPLE                                                                              CLASS A
---------------------------------------------------------------------------------- ----------------------------
---------------------------------------------------------------------------------- ----------------------------
1 Year                                                                                          $105
---------------------------------------------------------------------------------- ----------------------------
---------------------------------------------------------------------------------- ----------------------------
3 Years                                                                                         $328
---------------------------------------------------------------------------------- ----------------------------
---------------------------------------------------------------------------------- ----------------------------
5 Years                                                                                         $569
---------------------------------------------------------------------------------- ----------------------------
---------------------------------------------------------------------------------- ----------------------------
10 Years                                                                                      $1,259
---------------------------------------------------------------------------------- ----------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITION. For temporary, defensive purposes, the Fund may invest up to all of its assets in larger capitalization companies, cash and short-term money market instruments. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive position may reduce the potential for appreciation of the Fund's portfolio.

DERIVATIVES. The Fund may use derivative instruments, such as options and futures contracts and forward currency contracts, for hedging or to enhance return. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in securities prices.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/Lazard Mid Cap Value Fund is Lazard Asset Management LLC (Lazard), 30 Rockefeller Plaza, New York, New York 10112. Lazard is a subsidiary of Lazard Freres & Co. LLC (Lazard Freres), a New York limited liability company, which provides its clients with a wide variety of investment banking, brokerage and related services. Lazard and its affiliates provide investment management services to client discretionary accounts of both individuals and institutions.

The Fund is managed on a team basis by Christopher Blake, Gary Buesser and Andrew Lacey. Mr. Buesser has been with Lazard and has been associated with the Fund since April 2000. He is a Senior Vice President and portfolio manager. Prior to joining Lazard, he worked for Evergreen Funds, SG Cowen, Shearson Lehman Brothers, and Kidder Peabody. Mr. Lacey has been with Lazard since 1996. He is a portfolio manager and Deputy Chairman of Lazard. Mr. Blake has been with Lazard since 1995. Mr. Blake is a Managing Director of Lazard. Mr. Lacey and Mr. Blake have shared responsibility for the day-to-day management of the Fund since January 2001 and November 2001, respectively.

The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of securities in the Fund.

JNL/LAZARD SMALL CAP VALUE FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Lazard Small Cap Value Fund is capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a non-diversified portfolio of equity securities of U.S. companies with market capitalizations in the range of companies represented by the Russell 2000(R) Index that the sub-adviser believes are undervalued. The Fund holds between 75 - 130 securities with a market capitalization range of $300 million to $5 billion. The Fund's returns are compared to the Russel 2000(R) Index. The Russell 2000 Index is composed of selected common stocks of small, generally unseasoned U.S. companies. The Fund's equity holdings consist primarily of common stocks but may also include preferred stocks, securities convertible into or exchangeable for common stocks, rights and warrants, real estate investment trusts and American and Global Depositary Receipts. In searching for undervalued small capitalization stocks, the sub-adviser uses a stock-selection process based primarily on analysis of historical financial data, with little emphasis placed on forecasting future earnings or events.

The sub-adviser does not automatically sell a security if its market capitalization grows or falls outside the range of companies in the Russell 2000(R) Index. The sub-adviser may sell a security for any of the following reasons:

     o its price rises to a level where it no longer reflects value (target valuation);

     o    the underlying investment assumptions are no longer valid;

     o    company management changes their direction; or

     o    external  events  occur  (e.g.,  changes  in  regulation,   taxes  and
          competitive position).

The  Fund  may  invest  in  equity  securities  of  larger  U.S.   companies  or
investment-grade fixed-income securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o VALUE INVESTING RISK. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value or the factors that the manager believes will increase the price of the security do not occur.

     o SMALL CAP INVESTING RISK. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones. The companies in which the Fund is likely to invest have limited product lines, markets or financial resources, or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Accordingly, an investment in the Fund may not be appropriate for all investors.

     o NON-DIVERSIFICATION. The Fund is "non-diversified." Under a definition provided by the Investment Company Act of 1940, as amended, non-diversified funds may invest in fewer assets, or in larger proportions of the assets of single companies or industries. Thus, the Fund may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund's total return and share price.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31
1.96%    16.60%   17.34%   -17.22%  38.83%  15.38%
[insert chart]
1999     2000     2001     2002     2003    2004

In the period shown in the chart, the Fund's highest quarterly return was 20.18% (2nd quarter of 1999) and its lowest quarterly return was -18.94% (3rd quarter of 2002).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
---------------------------------------------------------- ------------------- ------------------ ------------------
                                                                 1 year             5 year          Life of Fund*
---------------------------------------------------------- ------------------- ------------------ ------------------
JNL/Lazard Small Cap Value Fund (Class A)                          15.38%            12.63%              7.21%
Russell 2000 Index                                                 18.44%             6.67%              6.41%
---------------------------------------------------------- ------------------- ------------------ ------------------

The Russell 2000 Index is a broad-based, unmanaged index.
* The Fund began operations on March 2, 1998.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------- -----------------------
                                                                                                     CLASS A
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Management/Administrative Fee*                                                                        0.85%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
12b-1 Service Fee                                                                                     0.20%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Other Expenses                                                                                        0.01%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Total Fund Annual Operating Expenses                                                                  1.06%
--------------------------------------------------------------------------------------------- -----------------------

* A reduction in the advisory fee took place on January 1, 2005. These estimates are based on the Fund's actual operating expenses for its most recently completed fiscal year, as adjusted for contractual changes.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

----------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                              CLASS A
----------------------------------------------------------------------------------- --------------------------
----------------------------------------------------------------------------------- --------------------------
1 Year                                                                                         $108
----------------------------------------------------------------------------------- --------------------------
----------------------------------------------------------------------------------- --------------------------
3 Years                                                                                        $337
----------------------------------------------------------------------------------- --------------------------
----------------------------------------------------------------------------------- --------------------------
5 Years                                                                                        $585
----------------------------------------------------------------------------------- --------------------------
----------------------------------------------------------------------------------- --------------------------
10 Years                                                                                     $1,294
----------------------------------------------------------------------------------- --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITION. For temporary, defensive purposes, the Fund may invest up to all of its assets in larger capitalization companies, cash and short-term money market instruments. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive position may reduce the potential for appreciation of the Fund's portfolio.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/Lazard Small Cap Value Fund is Lazard Asset Management LLC (Lazard), 30 Rockefeller Plaza, New York, New York 10112. Lazard is a subsidiary of Lazard Freres & Co. LLC (Lazard Freres), a New York limited liability company, which provides its clients with a wide variety of investment banking, brokerage and related services. Lazard and its affiliates provide investment management services to client discretionary accounts of both individuals and institutions.

The Fund is managed on a team basis by Patrick Mullin and Andrew Lacey. Mr. Mullin has been with Lazard since 1998. He is a Portfolio Manager and a Director of Lazard. Prior to joining Lazard in 1998, he was with Target Capital Management from February 1997 to December 1997 and prior to that he was with Dillon, Read & Co. Inc. Mr. Lacey has been with Lazard since 1996. He is a portfolio manager and Deputy Chairman of US/Global Products of Lazard. Mr. Lacey and Mr. Mullin have shared responsibility for the day-to-day management of the Fund since May 2003 and January 2001, respectively.

The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of securities in the Fund.

JNL/MELLON CAPITAL MANAGEMENT S&P 500 INDEX FUND (formerly the JNL/Curian S&P 500 Index Fund)

INVESTMENT OBJECTIVE. The investment objective of the JNL/Mellon Capital Management S&P 500 Index Fund is to match the performance of the S&P 500(R) Index. The Fund is constructed to mirror the S&P 500 Index to provide long-term capital growth.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing in large-capitalization company securities. The Fund employs a passive investment approach, called indexing, which attempts to replicate the investment performance of the S&P 500 Index through statistical procedures. The Fund does not employ traditional methods of active investment management, which involves the buying and selling of securities based upon security analysis. The Fund attempts to replicate the target index by investing all or substantially all of its assets in the stocks that make up the Index. The Fund's foreign investments generally reflect the weightings of foreign securities in the S&P 500 Index. Indexing offers a cost-effective investment approach to gaining diversified market exposure over the long-term.

The Fund seeks to invest under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in the stocks in the S&P 500 Index in proportion to their market capitalization weighting in the S&P 500 Index. This approach is called "replication." When replicating a capitalization-weighted index such as the S&P 500 Index, portfolio turnover is reduced to what the index adds and deletes, contract owner contributions and withdrawals, and reinvestment income. The replicated portfolio does not require rebalancing as a result of market movement. It is rebalanced automatically with the change in share price.

In the event that all the stocks comprising the index cannot be purchased, the Fund may purchase a representative sample of stocks from each economic sector included in the S&P 500 Index in proportion to the weighting in the S&P 500 Index. To the extent that the Fund seeks to replicate the S&P 500 Index using such sampling techniques, a close correlation between the Fund's performance and the performance of the S&P 500 Index may be anticipated in both rising and falling markets. The Fund attempts to achieve a correlation between the performance of its investments and that of the S&P 500 Index of at least 0.95 before deduction of Fund expenses. A correlation of 1.00 would represent perfect correlation between the Fund and S&P 500 Index performance. The Fund's ability to achieve significant correlation between Fund and S&P 500 Index performance may be affected by changes in securities markets and changes in the composition of the S&P 500 Index.

The Fund may invest in derivative securities to manage cash flows and equitize dividend accruals.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose all or a portion of your money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of a company may result in a decline in its stock price, and a broad-based market drop may also cause a stock's price to fall.

     o DERIVATIVES RISK. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities, asset-backed securities and exchange traded funds, involves special risks. The Fund's sub-adviser must choose the correct derivatives exposure versus the underlying assets to be hedged in order to realize the desired results from the investment. The derivatives purchased are priced on the index that the sub-adviser is tracking. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of derivatives that do not correlate with price movements in the rest of the portfolio.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid securities markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o INDEX INVESTING RISK. While the S&P 500 Index is comprised of the stocks of a large number of companies, market fluctuations can cause the performance of the S&P 500 to be significantly influenced by a handful of companies. Thus, the Fund's performance will be more vulnerable to changes in the market value of those companies.

          The stocks of the S&P 500 Index in which the Fund invests are considered large-capitalization stocks. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund's performance may sometimes be lower than that of other types of funds, such as those emphasizing small- or mid-capitalization companies.

          The Fund uses an indexing strategy. It does not attempt to manage market volatility, use defensive strategies, or reduce the effects of any long-term periods of poor stock performance.

          The correlation between the Fund and index performance may be affected by the Fund's expenses, changes in securities markets, changes in the composition of the index, the size of the Fund's portfolio and the timing of purchases and redemptions of the Fund's shares. Because the Fund has expenses and other investment considerations that an index does not, the Fund's performance may be lower than that of the index.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the returns since the inception of the Fund. The table shows the Fund's returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

For the period from December 13, 2003 until February 17, 2004, the Fund was managed by Curian Capital LLC. Returns shown reflect the results achieved by a prior sub-adviser.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31
27.79%            10.06%
[insert chart]
2003              2004

In the periods shown in the chart, the Fund's highest quarterly return was 15.14% (2nd quarter of 2003) and its lowest quarterly return was -1.97% (3rd quarter of 2004).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
----------------------------------------------------------------------- ----------------------- ------------------
                                                                                1 year            Life of Fund*
----------------------------------------------------------------------- ----------------------- ------------------
JNL/Mellon Capital Management S&P 500 Index Fund (Class A)                      10.06%                 3.13%
S&P 500 Index                                                                   10.88%                 3.65%
----------------------------------------------------------------------- ----------------------- ------------------

The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.
* The Fund began operations on January 15, 2002.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------- -----------------------
                                                                                                     CLASS A
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Management/Administrative Fee                                                                         0.39%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
12b-1 Service Fee                                                                                     0.20%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Other Expenses                                                                                        0.01%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Total Fund Annual Operating Expenses                                                                  0.60%
--------------------------------------------------------------------------------------------- -----------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs will be:

---------------------------------------------------------------------------------- ---------------------------
EXPENSE EXAMPLE                                                                             CLASS A
---------------------------------------------------------------------------------- ---------------------------
---------------------------------------------------------------------------------- ---------------------------
1 Year                                                                                          $61
---------------------------------------------------------------------------------- ---------------------------
---------------------------------------------------------------------------------- ---------------------------
3 Years                                                                                        $192
---------------------------------------------------------------------------------- ---------------------------
---------------------------------------------------------------------------------- ---------------------------
5 Years                                                                                        $335
---------------------------------------------------------------------------------- ---------------------------
---------------------------------------------------------------------------------- ---------------------------
10 Years                                                                                       $750
---------------------------------------------------------------------------------- ---------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. THE S&P 500 INDEX. The S&P 500 Index is composed of 500 common stocks that are selected by Standard & Poor's to capture the price performance of a large cross-section of the U.S. publicly traded stock market. Stocks included in the S&P 500 Index are chosen with the aim of achieving a representative portfolio from the various components of the U.S. economy. A limited percentage of the S&P 500 Index may include foreign securities traded on U.S. exchanges. Aggregate market value and trading activity also are considered in the selection process. While these stocks do not necessarily represent the 500 largest corporations in the Unites States, the S&P 500 Index is recognized for its emphasis toward large stocks. The 500 securities, most of which trade on the New York Stock Exchange, currently represent approximately 80% of the market value of all U.S. common stocks. Each stock in the S&P 500 Index is weighted by its market capitalization. The inclusion of a stock in the S&P 500 Index in no way implies that Standard & Poor's believes the stock to be an attractive investment, nor is Standard & Poor's in any way affiliated with the Fund.

CASH POSITIONS. To effectively manage cash inflows and outflows, the Fund will maintain a cash position primarily consisting of shares of other money market mutual funds. The Fund may also investment to some degree in money market instruments.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risk and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/Mellon Capital Management S&P 500 Index Fund is Mellon Capital Management Corporation (Mellon), located at 595 Market Street, San Francisco, California 94105. Mellon is a wholly owned subsidiary of Mellon Financial Corporation, a publicly traded financial and bank holding company.

Mellon supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund's investment securities. Mellon utilizes teams of investment professionals acting together to manage the assets of the Fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolio as they deem appropriate in the pursuit of the Fund's investment objectives. The individual members of the team who are primarily responsible for the day-to-day management of the Fund's portfolio are:

Susan Ellison is a Managing Director, Equity Portfolio Management at Mellon Capital. Ms. Ellison is a graduate of San Francisco State University with a Bachelor of Science degree. Ms. Ellison has 17 years of investment experience. She is responsible for the management of all U.S. and international equity portfolios. She is a member of AIMR and the Society of Investment Analysts of San Francisco and has been with Mellon Capital for 17 years.

Richard A. Brown, CFA, is a Director, Equity Portfolio Management at Mellon Capital. Mr. Brown holds a M.B.A. from California State University at Hayward. Mr. Brown has 10 years of investment experience. He co-manages a team of portfolio managers for domestic and international equity indexing funds. Mr. Brown is a member of AIMR and the Society of Investment Analysts of San Francisco and has been with Mellon Capital for 10 years.

Karen Q. Wong, CFA is a Vice President, Equity Portfolio Management at Mellon Capital. Ms. Wong holds a M.B.A. from San Francisco State University. Ms. Wong has 5 years of investment experience. She co-manages a team of portfolio managers for domestic and international equity indexing funds. Ms. Wong is a member of AIMR and the Society of Investment Analysts of San Francisco and has been with Mellon Capital for 5 years.

The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of securities in the Fund.

JNL/MELLON CAPITAL MANAGEMENT S&P 400 MIDCAP INDEX FUND (formerly the JNL/Curian S&P 400 MidCap Index Fund)

INVESTMENT OBJECTIVE. The investment objective of the JNL/Mellon Capital Management S&P 400 MidCap Index Fund is to match the performance of the S&P 400 Index. The Fund is constructed to mirror the index to provide long-term capital growth by investing in equity securities of medium capitalization-weighted domestic corporations.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by utilizing a passive investment approach, called indexing, which attempts to replicate the investment performance of the S&P 400 Index through statistical procedures. The Fund does not employ traditional methods of active investment management, which involves the buying and selling of securities based upon security analysis. Indexing offers a cost-effective investment approach to gaining diversified market exposure over the long term.

The Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in the stocks in the S&P 400 Index in proportion to their market capitalization weighting in the S&P 400 Index. This approach is called "replication." When replicating a capitalization-weighted index such as the S&P 400 Index, portfolio turnover is reduced to what the index adds and deletes, contract owner contributions and withdrawals, and reinvestment of income. The replicated portfolio does not require rebalancing as a result of market movement. It is rebalanced automatically with the change in share prices of the securities owned.

In the event that all the stocks comprising the index cannot be purchased, the Fund may purchase a representative sample of stocks from each economic sector included in the S&P 400 Index in proportion to the weighting in the S&P 400 Index. To the extent that the Fund seeks to replicate the S&P 400 Index using such sampling techniques, a close correlation between the Fund's performance and the performance of the S&P 400 Index may be anticipated in both rising and falling markets. The Fund attempts to achieve a correlation between the performance of its investments and that of the S&P 400 Index of at least 0.95 before deduction of Fund expenses. A correlation of 1.00 would represent perfect correlation between the Fund and S&P 400 Index performance. The Fund's ability to achieve significant correlation between the Fund and S&P 400 Index performance may be affected by changes in securities markets and changes in the composition of the S&P 400 Index.

The Fund may invest in derivatives to manage contract owner cash flows and equitize dividend accruals.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose all or a portion of your money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of a company may result in a decline in its stock price, and a broad-based market drop may also cause a stock's price to fall.

     o MID-CAPITALIZATION INVESTING RISK. Historically, mid-capitalization stocks have been more volatile in price than large-capitalization stocks that dominate the overall stock market and often perform quite differently. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

     o DERIVATIVES RISK. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities, asset-backed securities and exchange traded funds, involves special risks. The Fund's sub-adviser must choose the correct derivatives exposure versus the underlying assets to be hedged in order to realize the desired results from the investment. The derivatives purchased are priced on the index that the sub-adviser is tracking. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of derivatives that do not correlate with price movements in the rest of the portfolio.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid securities markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o INDEX INVESTING RISK. While the S&P 400 Index is comprised of the stocks of a large number of companies, market fluctuations can cause the performance of the S&P 400 Index to be significantly influenced by a handful of companies. Thus, the Fund's performance will be more vulnerable to changes in the market value of those companies.

          Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund's performance may sometimes be lower than that of other types of funds, such as those emphasizing small- or large-capitalization companies.

          The Fund uses an indexing strategy. It does not attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term periods of poor stock performance.

          The correlation between the Fund and index performance may be affected by the Fund's expenses, changes in securities markets, changes in the composition of the index, the size of the Fund's portfolio and the timing of purchases and redemptions of the Fund's shares. Because the Fund has expenses and other investment considerations that an index does not, the Fund's performance may be lower than that of the index.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the returns since the inception of the Fund. The table shows the Fund's returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

For the period from December 13, 2003 until February 17, 2004, the Fund was managed by Curian Capital LLC. Returns shown reflect the results achieved by a prior sub-adviser.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31
34.55%            15.79%
[insert chart]
2003              2004

In the periods shown in the chart, the Fund's highest quarterly return was 17.40% (2nd quarter of 2003) and its lowest quarterly return was -2.31% (3rd quarter of 2004).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
------------------------------------------------------------------------------- --------------- ------------------
                                                                                    1 year        Life of Fund*
------------------------------------------------------------------------------- --------------- ------------------
JNL/Mellon Capital Management S&P 400 MidCap Index Fund (Class A)                    15.79%         10.40%
S&P 400 Midcap Index                                                                 16.49%         11.00%
------------------------------------------------------------------------------- --------------- ------------------

The S&P Midcap 400 Index is a broad-based, unmanaged index.
* The Fund began operations on January 15, 2002.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------- -------------------
                                                                                                       CLASS A
------------------------------------------------------------------------------------------------- -------------------
------------------------------------------------------------------------------------------------- -------------------
Management/Administrative Fee                                                                            0.39%
------------------------------------------------------------------------------------------------- -------------------
------------------------------------------------------------------------------------------------- -------------------
12b-1 Service Fee                                                                                        0.20%
------------------------------------------------------------------------------------------------- -------------------
------------------------------------------------------------------------------------------------- -------------------
Other Expenses                                                                                           0.01%
------------------------------------------------------------------------------------------------- -------------------
------------------------------------------------------------------------------------------------- -------------------
Total Fund Annual Operating Expenses                                                                     0.60%
------------------------------------------------------------------------------------------------- -------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs will be:

------------------------------------------------------------------------------------- -------------------------
EXPENSE EXAMPLE                                                                               CLASS A
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
1 Year                                                                                           $61
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
3 Years                                                                                         $192
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
5 Years                                                                                         $335
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
10 Years                                                                                        $750
------------------------------------------------------------------------------------- -------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. THE S&P 400 MIDCAP INDEX. The S&P MidCap 400 Index consists of 400 domestic stocks that are selected by Standard & Poor's to capture the price performance of a large cross section of the U.S. publicly traded stock market. Stocks included in the S&P 400 Index are chosen with the aim of achieving a representative portfolio from the various components of the U.S. economy. A limited percentage of the S&P 400 Index may include foreign securities traded on U.S. exchanges. Aggregate market value and trading activity are also considered in the selection process. Each stock in the S&P 400 Index is weighted by its market capitalization (or the stock's price multiplied by the number of shares outstanding, as the S&P 400 Index is considered a capitalization-weighted index.) The inclusion of a stock in the S&P 400 Index in no way implies that Standard & Poor's believes the stock to be an attractive investment, nor is Standard & Poor's in any way affiliated with the Fund.

CASH POSITIONS. To effectively manage cash inflows and outflows, the Fund will maintain a cash position primarily consisting of shares other money market mutual funds. The Fund may also invest to some degree in money market instruments.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risk and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/Mellon Capital Management S&P 400 MidCap Index Fund is Mellon Capital Management Corporation (Mellon Capital), located at 595 Market Street, Suite 3000, San Francisco, California 94105. Mellon Capital is a wholly owned subsidiary of Mellon Financial Corporation, a publicly traded financial and bank holding company.

Mellon Capital supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund's investment securities. Mellon Capital utilizes teams of investment professionals acting together to manage the assets of the Fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolio as they deem appropriate in the pursuit of the Fund's investment objectives. The individual members of the team who are primarily responsible for the day-to-day management of the Fund's portfolio are:

Susan Ellison is a Managing Director, Equity Portfolio Management at Mellon Capital. Ms. Ellison is a graduate of San Francisco State University with a Bachelor of Science degree. Ms. Ellison has 17 years of investment experience. She is responsible for the management of all U.S. and international equity portfolios. She is a member of AIMR and the Society of Investment Analysts of San Francisco and has been with Mellon Capital for 17 years.

Richard A. Brown, CFA, is a Director, Equity Portfolio Management at Mellon Capital. Mr. Brown holds a M.B.A. from California State University at Hayward. Mr. Brown has 10 years of investment experience. He co-manages a team of portfolio managers for domestic and international equity indexing funds. Mr. Brown is a member of AIMR and the Society of Investment Analysts of San Francisco and has been with Mellon Capital for 10 years.

Karen Q. Wong, CFA is a Vice President, Equity Portfolio Management at Mellon Capital. Ms. Wong holds a M.B.A. from San Francisco State University. Ms. Wong has 5 years of investment experience. She co-manages a team of portfolio managers for domestic and international equity indexing funds. Ms. Wong is a member of AIMR and the Society of Investment Analysts of San Francisco and has been with Mellon Capital for 5 years.

The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of securities in the Fund.

JNL/MELLON CAPITAL MANAGEMENT SMALL CAP INDEX FUND (formerly the JNL/Curian Small Cap Index Fund)

INVESTMENT OBJECTIVE. The investment objective of the JNL/Mellon Capital Management Small Cap Index Fund is to match the performance of the Russell 2000(R) Index. The capitalization range for the Small Cap Index as of December 31, 2003, was $42.3 million at the bottom of the range, $2.4 billion at the top of the range. The Fund is constructed to mirror the index to provide long-term growth of capital by investing in equity securities of small- to mid-size domestic companies.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its investment objective by utilizing a passive investment approach, called indexing, which attempts to track the investment performance of the Russell 2000 Index through statistical procedures. The Fund does not employ traditional methods of active investment management, which involves the buying and selling of securities based upon security analysis. Indexing offers a cost-effective investment approach to gaining diversified market exposure over the long term.

The Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a portfolio of securities, which seeks to match the performance and characteristics of the Russell 2000 Index through replicating a majority of the Index and sampling from the remaining securities. To the extent that the Fund seeks to replicate the Russell 2000 Index using sampling techniques, a close correlation between the Fund's performance and the performance of the Russell 2000 Index may be anticipated in both rising and falling markets.

The Fund may invest in derivatives to manage contract owner cash flows and to equitize dividend accruals.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose all or a portion of your money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of a company may result in a decline in its stock price, and a broad-based market drop may also cause a stock's price to fall.

     o DERIVATIVES RISK. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities, asset-backed securities and exchange traded funds, involves special risks. The Fund's sub-adviser must choose the correct derivatives exposure versus the underlying assets to be hedged in order to realize the desired results from the investment. The derivatives purchased are priced on the index that the sub-adviser is tracking. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of derivatives that do not correlate with price movements in the rest of the portfolio.

     o SMALL CAP INVESTING RISK. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones. The companies in which the Fund is likely to invest have limited product lines, markets or financial resources, or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Accordingly, an investment in the Fund may not be appropriate for all investors.

     o MID-CAP INVESTING RISK. Mid-capitalization stocks may be more volatile in price than large-capitalization stocks that dominate the overall stock market, and often perform quite differently. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

     o INDEX INVESTING RISK. While the Russell 2000 Index is comprised of the stocks of a large number of companies, market fluctuations can cause the performance of the Russell 2000 Index to be significantly influenced by a handful of companies. Thus, the Fund's performance will be more vulnerable to changes in the market value of those companies.

          Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund's performance may sometimes be lower or higher than that of other types of funds.

          The Fund uses an indexing strategy. It does not attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term periods of poor stock performance.

          The correlation between the Fund and index performance may be affected by the Fund's expenses, changes in securities markets, changes in the composition of the index, the size of the Fund's portfolio and the timing of purchases and redemptions of the Fund's shares. Because the Fund has expenses and other investment considerations that an index does not, the Fund's performance may be lower than that of the index.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the returns since the inception of the Fund. The table shows the Fund's returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

For the period from December 13, 2003 until February 17, 2004, the Fund was managed by Curian Capital LLC. Returns shown reflect the results achieved by a prior sub-adviser.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31
45.88%            17.42%
[insert chart]
2003              2004

In the periods shown in the chart, the Fund's highest quarterly return was 22.99% (2nd quarter of 2003) and its lowest quarterly return was -2.96% (3rd quarter of 2004).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
----------------------------------------------------------------------- ----------------------- ------------------
                                                                                1 year            Life of Fund*
----------------------------------------------------------------------- ----------------------- ------------------
JNL/Mellon Capital Management Small Cap Index Fund (Class A)                    17.42%                11.32%
Russell 2000 Index                                                              18.44%                11.93%
----------------------------------------------------------------------- ----------------------- ------------------

The Russell 2000 Index is a broad-based, unmanaged index.
* The Fund began operations on January 15, 2002.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------- ---------------------
                                                                                                      CLASS A
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Management/Administrative Fee                                                                           0.39%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
12b-1 Service Fee                                                                                       0.20%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Other Expenses                                                                                          0.01%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Total Fund Annual Operating Expenses                                                                    0.60%
----------------------------------------------------------------------------------------------- ---------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs will be:

------------------------------------------------------------------------------------ --------------------------
EXPENSE EXAMPLE                                                                               CLASS A
------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------ --------------------------
1 Year                                                                                           $61
------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------ --------------------------
3 Years                                                                                         $192
------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------ --------------------------
5 Years                                                                                         $335
------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------ --------------------------
10 Years                                                                                        $750
------------------------------------------------------------------------------------ --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. RUSSELL 2000 INDEX. The Russell 2000 Index is composed of approximately 2000 common stocks that are selected by the Frank Russell Company to capture the price performance of a large cross section of the U.S. publicly traded stock market. Stocks that are included in the Russell 2000 Index are chosen with the aim of achieving a broad representative portfolio from the various sectors of the U.S. economy. These stocks do not necessarily represent the entire U.S. economy, as they exclude approximately 1000 large company stocks. Stocks held in the Russell 1000 Index are excluded from the Russell 2000 Index. The Russell 2000 Index is recognized for its emphasis towards small- and mid-size stocks, essentially the remainder of the U.S. market. Each stock in the Russell 2000 Index is weighted by its market capitalization (the total market value relative to the total market values of all the securities in the Russell 2000 Index).

The inclusion of a security in the Russell 2000 Index in no way implies that the Frank Russell Company believes that security to be an attractive investment, nor is the Frank Russell Company in any way affiliated with the Fund.

CASH POSITIONS. To effectively manage cash inflows and outflows, the Fund will maintain a cash position primarily consisting of shares of other money market mutual funds. The Fund may also invest to some degree in money market instruments.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risk and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/Mellon Capital Management Small Cap Index Fund is Mellon Capital Management Corporation (Mellon Capital), located at 595 Market Street, Suite 3000, San Francisco, California 94105. Mellon Capital is a wholly owned subsidiary of Mellon Financial Corporation, a publicly traded financial and bank holding company.

Mellon Capital supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund's investment securities. Mellon Capital utilizes teams of investment professionals acting together to manage the assets of the Fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolio as they deem appropriate in the pursuit of the Fund's investment objectives. The individual members of the team who are primarily responsible for the day-to-day management of the Fund's portfolio are:

Susan Ellison is a Managing Director, Equity Portfolio Management at Mellon Capital. Ms. Ellison is a graduate of San Francisco State University with a Bachelor of Science degree. Ms. Ellison has 17 years of investment experience. She is responsible for the management of all U.S. and international equity portfolios. She is a member of AIMR and the Society of Investment Analysts of San Francisco and has been with Mellon Capital for 17 years.

Richard A. Brown, CFA, is a Director, Equity Portfolio Management at Mellon Capital. Mr. Brown holds a M.B.A. from California State University at Hayward. Mr. Brown has 10 years of investment experience. He co-manages a team of portfolio managers for domestic and international equity indexing funds. Mr. Brown is a member of AIMR and the Society of Investment Analysts of San Francisco and has been with Mellon Capital for 10 years.

Karen Q. Wong, CFA is a Vice President, Equity Portfolio Management at Mellon Capital. Ms. Wong holds a M.B.A. from San Francisco State University. Ms. Wong has 5 years of investment experience. She co-manages a team of portfolio managers for domestic and international equity indexing funds. Ms. Wong is a member of AIMR and the Society of Investment Analysts of San Francisco and has been with Mellon Capital for 5 years.

The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of securities in the Fund.

JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Mellon Capital Management International Index Fund is to match the performance of the Morgan Stanley Capital International (MSCI) Europe Australasia Far East (EAFE) Free Index. The Fund is constructed to mirror the index to provide long-term capital growth by investing in international equity securities attempting to match the characteristics of each country within the index.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve this investment objective by utilizing a passive investment approach, called indexing, which attempts to track the investment performance of the MSCI EAFE(R) 1 Free Index through statistical procedures. The Fund does not employ traditional methods of active investment management, which involves the buying and selling of securities based upon security analysis. Indexing offers a cost-effective approach to gaining diversified market exposure over the long term.

The Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a portfolio of international securities, sampling from the stocks included in the MCSI EAFE Free Index or derivative securities economically related to the MSCI EAFE Free Index.

To implement this strategy, the Fund may invest up to 50% of its net asset value in derivatives to manage contract owner cash flows and anticipated dividend accruals, and to facilitate meeting the Fund's objectives. For example, the Fund may use foreign currency forward contracts to maintain the approximate currency exposure of the MSCI EAFE Free Index.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose all or a portion of your money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile and less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o DERIVATIVES RISK. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's sub-adviser must choose the correct derivatives exposure versus the underlying assets to be hedged in order to realize the desired results from the investment. The derivatives purchased are priced on the index that the sub-adviser is tracking. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of derivatives that do not correlate with price movements in the rest of the portfolio.

     o INDEX INVESTING RISK. While the MSCI EAFE Index is comprised of the stocks of a large number of companies, market fluctuations can cause the performance of the MSCI EAFE Index to be significantly influenced by a handful of companies. Thus, the Fund's performance will be more vulnerable to changes in the market value of those companies.

          Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund's performance may sometimes be lower than that of other types of funds, such as those emphasizing domestic companies.

          The Fund uses an indexing strategy. It does not attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term periods of poor stock performance.

          The correlation between the Fund and index performance may be affected by the Fund's expenses, changes in securities markets, changes in the composition of the index, the size of the Fund's portfolio and the timing of purchases and redemptions of the Fund's shares. Because the Fund has operating expenses and other considerations that the index does not, the Fund's performance may be lower than that of the index.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the returns since the inception of the Fund. The table shows the Fund's returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31
37.31%            19.49%
[insert chart]
2003              2004

In the periods shown in the chart, the Fund's highest quarterly return was 18.84% (2nd quarter of 2003) and its lowest quarterly return was -0.42% (3rd quarter of 2004).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
-------------------------------------------------------------------------- -------------------- ------------------
                                                                                 1 year           Life of Fund*
-------------------------------------------------------------------------- -------------------- ------------------
JNL/Mellon Capital Management International Index Fund (Class A)                  19.49%              12.49%
MSCI E.A.FE. Index                                                                20.25%              13.26%
-------------------------------------------------------------------------- -------------------- ------------------

The Morgan Stanley Europe and Australasia, Far East Equity (MSCI E.A.FE.) Index is a broad-based, unmanaged index.
* The Fund began operations on January 15, 2002.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------- -----------------------
                                                                                                     CLASS A
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Management/Administrative Fee                                                                         0.45%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
12b-1 Service Fee                                                                                     0.20%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Other Expenses                                                                                        0.01%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Total Fund Annual Operating Expenses                                                                  0.66%
--------------------------------------------------------------------------------------------- -----------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs will be:

-------------------------------------------------------------------------------------- -------------------------
EXPENSE EXAMPLE                                                                                CLASS A
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
1 Year                                                                                            $67
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
3 Years                                                                                          $211
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
5 Years                                                                                          $368
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
10 Years                                                                                         $822
-------------------------------------------------------------------------------------- -------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. THE MSCI EAFE FREE INDEX. The MSCI EAFE Free Index is comprised of common stocks from the following countries: Australia, Austria, Belgium, Denmark, Finland, France, Greece, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The companies within each country are selected by MSCI to capture the price performance of a large cross section of the international publicly traded stock markets. Stocks included in the Index are chosen with the aim of achieving a representative portfolio from the various countries and sectors of the developed international economy. Aggregate market value and trading activity are also considered in the selection process. The inclusion of a stock in the MSCI EAFE Free Index in no way implies that Morgan Stanley Capital International, Inc. believes the stock to be an attractive investment, nor is Morgan Stanley Capital International, Inc. in any way affiliated with the Fund.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risk and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/Mellon Capital Management International Index Fund is Mellon Capital Management Corporation (Mellon), located at 595 Market Street, San Francisco, California 94105. Mellon is a wholly owned subsidiary of Mellon Financial Corporation, a publicly traded financial and bank holding company.

Mellon supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund's investment securities. Mellon utilizes teams of investment professionals acting together to manage the assets of the Fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolio as they deem appropriate in the pursuit of the Fund's investment objectives. The individual members of the team who are primarily responsible for the day-to-day management of the Fund's portfolio are:

Susan Ellison is a Managing Director, Equity Portfolio Management at Mellon Capital. Ms. Ellison is a graduate of San Francisco State University with a Bachelor of Science degree. Ms. Ellison has 17 years of investment experience. She is responsible for the management of all U.S. and international equity portfolios. She is a member of AIMR and the Society of Investment Analysts of San Francisco and has been with Mellon Capital for 17 years.

Richard A. Brown, CFA, is a Director, Equity Portfolio Management at Mellon Capital. Mr. Brown holds a M.B.A. from California State University at Hayward. Mr. Brown has 10 years of investment experience. He co-manages a team of portfolio managers for domestic and international equity indexing funds. Mr. Brown is a member of AIMR and the Society of Investment Analysts of San Francisco and has been with Mellon Capital for 10 years.

Karen Q. Wong, CFA is a Vice President, Equity Portfolio Management at Mellon Capital. Ms. Wong holds a M.B.A. from San Francisco State University. Ms. Wong has 5 years of investment experience. She co-manages a team of portfolio managers for domestic and international equity indexing funds. Ms. Wong is a member of AIMR and the Society of Investment Analysts of San Francisco and has been with Mellon Capital for 5 years.

The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of securities in the Fund.

JNL/MELLON CAPITAL MANAGEMENT BOND INDEX FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Mellon Capital Management Bond Index Fund is to match the performance of the Lehman Brothers Aggregate Bond Index. The Fund is constructed to mirror the Index to provide a moderate rate of income by investing in domestic fixed-income investments.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by utilizing a passive investment approach called indexing, which seeks to track the investment performance of the Lehman Brothers Aggregate Index through statistical procedures. Bonds are selected based on their characteristics to create a portfolio that profiles the Index. The Fund does not employ traditional methods of active investment management such as actively buying and selling bonds based upon interest rate bets or sector rotation. Indexing offers a cost-effective approach to gaining diversified market exposure over the long-term.

The Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in fixed-income securities that seek to match the performance and summary characteristics of the Lehman Brothers Aggregate Index. Research and experience indicates that it is impractical to fully replicate most broad fixed-income indices. This index includes thousands of issues, many of which may be illiquid and unavailable in the secondary market. Additionally, reinvestment of cash flows would be costly in a full replication environment, as it would entail trading many issues in uneven amounts. Given these difficulties, Mellon Capital utilizes a sampling approach that combines analysis and the experience and judgment of its investment professionals.

Through the sampling approach, the Fund's sub-adviser selects a basket of securities in order to match the important risk characteristics of the Index. Buy and sell decisions are based primarily on portfolio characteristic overweightings and underweightings. The Fund's composition is continuously evaluated relative to the Index, and if necessary, the portfolio is rebalanced, typically using cash flows from accruals and contract owner contributions and withdrawals.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose all or a portion of your money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in fixed-income securities, it is subject to market risk. For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

     o PRE-PAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

     o INDEX INVESTING RISK. The Fund uses an indexing strategy. It does not attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term periods of poor bond performance.

          The correlation between the Fund and index performance may be affected by the Fund's expenses, changes in securities markets, changes in the composition of the index, the size of the Fund's portfolio and the timing of purchases and redemptions of the Fund's shares. Because the Fund is subject to expenses and other considerations to which the index is not, and because the sub-adviser uses a sampling technique rather than full replication of the index, the Fund's performance may be lower than that of the index.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the returns since the inception of the Fund. The table shows the Fund's returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31
2.87%             3.74%
[insert chart]
2003              2004

In the periods shown in the chart, the Fund's highest quarterly return was 3.06% (3rd quarter of 2004) and its lowest quarterly return was -2.61% (2nd quarter of 2004).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
----------------------------------------------------------------------- ----------------------- ------------------
                                                                                1 year            Life of Fund*
----------------------------------------------------------------------- ----------------------- ------------------
JNL/Mellon Capital Management Bond Index Fund (Class A)                          3.74%                 5.09%
Lehman Brothers Aggregate Bond Index                                             4.33%                 6.09%
----------------------------------------------------------------------- ----------------------- ------------------

The Lehman Brothers Aggregate Bond Index is a broad-based, unmanaged index.
* The Fund began operations on January 15, 2002.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------- ---------------------
                                                                                                      CLASS A
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Management/Administrative Fee                                                                           0.40%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
12b-1 Service Fee                                                                                       0.20%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Other Expenses                                                                                          0.01%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Total Fund Annual Operating Expenses                                                                    0.61%
----------------------------------------------------------------------------------------------- ---------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs will be:

------------------------------------------------------------------------------------- -------------------------
EXPENSE EXAMPLE                                                                               CLASS A
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
1 Year                                                                                           $62
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
3 Years                                                                                         $195
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
5 Years                                                                                         $340
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
10 Years                                                                                        $762
------------------------------------------------------------------------------------- -------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. THE LEHMAN BROTHERS AGGREGATE BOND INDEX. The Lehman Brothers Aggregate Index is comprised of investment-grade, fixed-rate U.S. bonds, including Treasuries, corporate bonds, agency mortgage pass-through securities, and asset-backed securities. The bonds selected for the Index must meet the following criteria: (1) the maturity must be greater than one year; (2) the issue must have at least $250 million available to investors; (3) the rating must be investment grade (Baa3 or better) by Moody's Investors Service or Standard & Poor's; (4) the rate must be fixed; and (5) the bond must be U.S. dollar-denominated and non-convertible. The inclusion of a bond in the Lehman Brothers Aggregate Index in no way implies that Lehman Brothers believes the bond to be an attractive investment, nor is Lehman Brothers in any way affiliated with the Fund.

DERIVATIVES. Derivatives, such as futures or options on futures, are permitted investments of the Fund. However, the Fund's sub-adviser expects to make such investments only infrequently due to the liquidity provided by the Fund's principal investments. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's sub-adviser must choose the correct derivatives exposure versus the underlying assets to be hedged in order to realize the desired results from the investment. The derivatives purchased are priced on the index that the sub-adviser is tracking. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of derivatives that do not correlate with price movements in the rest of the portfolio.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risk and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/Mellon Capital Management Bond Index Fund is Mellon Capital Management Corporation (Mellon), located at 595 Market Street, San Francisco, California 94105. Mellon is a wholly owned subsidiary of Mellon Financial Corporation, a publicly traded financial and bank holding company.

Mellon supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund's investment securities. Mellon utilizes teams of investment professionals acting together to manage the assets of the Fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolio as they deem appropriate in the pursuit of the Fund's investment objectives. The individual members of the team who are primarily responsible for the day-to-day management of the Fund's portfolio are:

David C. Kwan, CFA, is a Managing Director, Fixed Income Management & Trading at Mellon Capital. Mr. Kwan holds a M.B.A., University of California at Berkeley and a M.S., University of California at Los Angeles, Systems Science. Mr. Kwan has 15 years of investment experience. He is responsible for the fixed income portfolio management and trading groups. He also specializes in fixed income derivative enhancement strategies. Mr. Kwan was previously responsible for management of $3.7 billion Enhanced Asset Allocation Fund for Mellon Capital. He has been with Mellon Capital for 15 years.

Lowell J. Bennett, CFA, is a Director, Fixed Income Strategist at Mellon Capital. Mr. Bennett holds a B.S.I.E. and a M.B.A. from Stanford University. Mr. Bennett has 18 years of finance and investment experience. He is responsible for the development and implementation of active fixed income strategies. He provides fixed income knowledge and expertise to management of fixed income portfolios and enhanced strategies. Prior to joining Mellon Capital, was a fixed income strategist at Merrill Lynch. Mr. Bennett has been with Mellon Capital for 8 years.

The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of securities in the Fund.

JNL/MELLON CAPITAL MANAGEMENT ENHANCED S&P 500 STOCK INDEX FUND (formerly the JNL/Curian Enhanced S&P 500 Stock Index Fund)

INVESTMENT OBJECTIVE. The investment objective of the JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund is to exceed the performance of the S&P 500 Index by tilting towards stocks having higher expected return while maintaining overall index characteristics.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of large- and medium-capitalization U.S. companies. At least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) will be invested, under normal circumstances, in stocks. The Fund owns a large number of stocks within the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index). Within each sector, the Fund overweights stocks that the sub-adviser regards as attractive and underweights or does not hold stocks that the sub-adviser determines to be unattractive. By so doing, the Fund seeks returns that exceed those of the S&P 500 Index over the long-term while maintaining overall index characteristics.

In managing the JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund, the sub-adviser generally employs a three-step process:

     (i) Based on quantitative research, the sub-adviser takes a comprehensive look at a company's fundamentals. This approach is designed to provide insight into a company's cashflow prospects relative to its stock price.

     (ii) The research findings allow the sub-adviser to rank the companies in each sector according to their attractiveness based on valuation, earnings quality and other characteristics determined by the research process.

     (iii)The sub-adviser buys and sells stocks for the Fund based on the ranking arising from the comprehensive quantitative model.

The Fund may invest in derivative securities to manage cash flows and equitize dividend accruals.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o DERIVATIVES RISK. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities, asset-backed securities and exchange traded funds, involves special risks. The Fund's sub-adviser must choose the correct derivatives exposure versus the underlying assets to be hedged in order to realize the desired results from the investment. The derivatives purchased are priced on the index that the sub-adviser is tracking. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of derivatives that do not correlate with price movements in the rest of the portfolio.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid securities markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o INVESTING RISK ARISING FROM JUDGMENT ON VALUATION. The valuation approach that is inherent to the quantitative process carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the returns since the inception of the Fund. The table shows the Fund's returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

As of February 18, 2004, Mellon Capital Management Corporation ("Mellon Capital") replaced Curian Capital, LLC (Curian) as the sub-adviser to this Fund. Prior to December 15, 2003, J.P. Morgan Investment Management, Inc. was sub-adviser to this Fund. Returns shown reflect the results achieved by prior sub-advisers.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31
-11.38%           -11.78%           -24.94%          29.09%            11.27%
[insert chart]
2000              2001              2002             2003              2004

In the periods shown in the chart, the Fund's highest quarterly return was 15.58% (2nd quarter of 2003) and its lowest quarterly return was -17.77% (3rd quarter of 2002).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
------------------------------------------------------- ------------------- ------------------ --------------------
                                                              1 year             5 year           Life of Fund*
------------------------------------------------------- ------------------- ------------------ --------------------
JNL/Mellon Capital Management Enhanced S&P 500 Stock
Index Fund (Class A)                                            11.27%            -3.36%             -1.84%
S&P 500 Index                                                   10.88%            -2.29%             -0.28%
------------------------------------------------------- ------------------- ------------------ --------------------

The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.
* The Fund began operations on May 16, 1999.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------ --------------------------
                                                                                                    CLASS A
------------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------------ --------------------------
Management/Administrative Fee*                                                                      0.56%
------------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------------ --------------------------
12b-1 Service Fee                                                                                   0.20%
------------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------------ --------------------------
Other Expenses                                                                                      0.01%
------------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------------ --------------------------
Total Fund Annual Operating Expenses                                                                0.77%
------------------------------------------------------------------------------------------ --------------------------

* A reduction in the advisory fee took place on February 17, 2004. These estimates are based on the Fund's actual operating expenses for its most recently completed fiscal year, as adjusted for contractual changes.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

-------------------------------------------------------------------------------------- -----------------------
EXPENSE EXAMPLE                                                                               CLASS A
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
1 Year                                                                                          $79
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
3 Years                                                                                        $246
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
5 Years                                                                                        $428
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
10 Years                                                                                       $954
-------------------------------------------------------------------------------------- -----------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. In general, the sub-adviser buys stocks that it identifies as attractive based on the quantitative model and considers selling them when they get unattractive. The model itself is subject to change based on the findings and insights of the research group in Mellon Capital. Under normal market conditions, the Fund holds approximately 200-350 stocks and limits each stock's weight in the portfolio to be within +/- 1.0% of its weight in the S&P 500 Index.

CASH POSITIONS. To effectively manage cash inflows and outflows, the Fund will maintain a cash position primarily consisting of shares of other money market mutual funds. The Fund may also invest to some degree in money market instruments.

TEMPORARY DEFENSIVE POSITION. The Fund may invest up to 100% of its assets in investment-grade, short-term fixed-income securities during severe market downturns. During any period in which the Fund employs such a temporary defensive strategy, it will not be pursuing, and will not achieve, its investment objective.

DERIVATIVES. The Fund may use derivative instruments, such as futures contracts, options, forward currency contracts, swaps and exchange traded funds, for hedging and risk management, I.E., to establish or adjust exposure to the equities market. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's sub-adviser must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

A Fund's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund is Mellon Capital Management Corporation (Mellon Capital), located at 595 Market Street, Suite 3000, San Francisco, California 94105. Mellon Capital is a wholly owned subsidiary of Mellon Financial Corporation, a publicly traded financial and bank holding company.

Mellon Capital supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund's investment securities. Mellon Capital utilizes teams of investment professionals acting together to manage the assets of the Fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolio as they deem appropriate in the pursuit of the Fund's investment objectives. The manager of the team who is primarily responsible for the day-to-day management of the Fund's portfolio is:

Warren Chiang, CFA is a Director, Enhanced Equity Portfolio Management at Mellon Capital. Mr. Chiang has a B.A. from University of California at Berkeley. Mr. Chiang has 10 years of investment experience. He heads a team of portfolio managers covering enhanced and active equity funds. Mr. Chiang is responsible for refinement and implementation of the equity portfolio management process. Prior to joining Mellon Capital, was a research associate for Pacific Basin Studies at the Federal Reserve in San Francisco. Mr. Chiang has been with Mellon Capital for 9 years.

The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of securities in the Fund.

JNL/OPPENHEIMER GLOBAL GROWTH FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Oppenheimer Global Growth Fund is to seek capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund attempts to achieve its objective by investing primarily in common stocks of companies in the U.S and foreign countries. The Fund can invest without limit in foreign securities and can invest in any country, including countries with developed or emerging markets. However, the Fund currently emphasizes investments in developed markets such as the United States, Western European countries and Japan. The Fund does not limit its investments to companies in a particular capitalization range, but currently focuses its investments in mid-capitalization and large-capitalization companies.

The Fund is not required to allocate its investments in any set percentages in any particular countries. As a fundamental policy, the Fund normally will invest in at least three countries (one of which may be the United States). Typically, the Fund invests in a number of different countries.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o MID-CAP INVESTING RISK. The stock prices of mid-capitalization companies may tend to fluctuate more widely than those of larger, more established companies. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o EMERGING MARKET RISK. Foreign investment risk may be particularly high to the extent that the Fund invests in emerging market securities of issuers based in countries with developing economies. These securities may present market, credit, currency liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries.

     o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

     o INDUSTRY FOCUS RISK. At times the Fund may increase the relative emphasis of its investments in a particular industry. Stocks of issuers in a particular industry are subject to changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry more than others. To the extent that the Fund has greater emphasis on investments in a particular industry, its share values may fluctuate in response to events affecting that industry.

     o CYCLICAL OPPORTUNITIES RISK. The Fund may also seek to take advantage of changes in the business cycle by investing in companies that are sensitive to those changes if the portfolio manager believes they have growth potential. The Fund might sometimes seek to take tactical advantage of short-term market movements or events affecting particular issuers or industries. There is a risk that if the event does not occur as expected, the value of the stock could fall, which in turn could depress the Fund's share prices. Cyclical stocks in which the Fund may invest tend to increase in value more quickly during economic upturns than non-cyclical stocks, but they also tend to lose value more quickly in economic downturns. These companies may have relatively weak balance sheets and, during economic downturns, they may have insufficient cash flow to pay their debt obligations and difficulty finding additional financing needed for their operations.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31
-22.33%           40.56%            17.93%
[insert chart]
2002              2003              2004

In the period shown in the chart, the Fund's highest quarterly return was 20.48% (2nd quarter of 2003) and its lowest quarterly return was -18.48% (3rd quarter of 2002).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
-------------------------------------------------------------------- ------------------------- -------------------
                                                                              1 year             Life of Fund*
-------------------------------------------------------------------- ------------------------- -------------------
JNL/Oppenheimer Global Growth Fund (Class A)                                  17.93%                  4.93%
Morgan Stanley Capital International World Index                              14.72%                  1.89%
-------------------------------------------------------------------- ------------------------- -------------------

The Morgan Stanley Capital International World Index is a broad-based, unmanaged index.
* The Fund began operations on May 1, 2001.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------- ----------------------
                                                                                                      CLASS A
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Management/Administrative Fee                                                                          0.85%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
12b-1 Service Fee                                                                                      0.20%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Other Expenses                                                                                         0.01%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Total Fund Annual Operating Expenses                                                                   1.06%
---------------------------------------------------------------------------------------------- ----------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                                CLASS A
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
1 Year                                                                                           $108
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
3 Years                                                                                          $337
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
5 Years                                                                                          $585
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
10 Years                                                                                       $1,294
------------------------------------------------------------------------------------- --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. SECURITY SELECTION CRITERIA. In selecting securities for the Fund, the Fund's portfolio manager looks primarily for foreign and U.S. companies with high growth potential. The portfolio manager uses fundamental analysis of a company's financial statements, management structure, operations and product development, and considers factors affecting the industry of which the issuer is part. The portfolio manager considers overall and relative economic conditions in U.S. and foreign markets, and seeks broad portfolio diversification in different countries to help moderate the special risks of foreign investing. The portfolio manager currently focuses on the factors below (which may vary in particular cases and may change over time), looking for:

o Stocks of small-, medium- and large-capitalization growth-oriented companies worldwide, o Companies that stand to benefit from global growth trends, o Businesses with strong competitive positions and high demand for their products or services, o Cyclical opportunities in the business cycle and sectors or industries that may benefit from those opportunities.

In applying these and other selection criteria, the portfolio manager considers the effect of worldwide trends on the growth of various business sectors. The trends, or global "themes," currently considered include development of new technologies, corporate restructuring, the growth of mass affluence and demographic changes.

TEMPORARY DEFENSIVE POSITION. For temporary, defensive purposes, the Fund can invest up to 100% of its assets in temporary defensive investments. These would ordinarily be U.S. government securities, highly-rated commercial paper, bank deposits or repurchase agreements. For cash management purposes, the Fund can hold cash equivalents such as commercial paper, repurchase agreements, Treasury bills and other short-term U.S. government securities. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risk and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/Oppenheimer Global Growth Fund is OppenheimerFunds, Inc. ("Oppenheimer"), located at Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Oppenheimer is wholly owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company.

Effective August 1, 2004, the portfolio managers of the Fund are William Wilby and Rajeev Bhaman. They are the persons principally responsible for the day-to-day management of the Fund's portfolio. Mr. Wilby has been Vice President of the Fund since October 2002 and Senior Vice President of Oppenheimer since July 1994. Mr. Wilby is a graduate of the United States Military Academy and holds an M.A. and Ph.D. in international economics from the University of Colorado. He has earned the right to use the Chartered Financial Analyst designation. Mr. Bhaman has been a Vice President of the Fund since August 2004 and Vice President of Oppenheimer since January 1997. Prior to joining Oppenheimer in 1996, Mr. Bhaman was employed at Barclays de Zoete Wedd Inc., concentrating on Asian research and research sales. Mr. Bhaman holds a B.A. and an M.B.A. from Cornell University as well as an M.B.A. in International Business from Katholieke Universiteit te Leuven in Belgium. He has earned the right to use the Chartered Financial Analyst designation.

The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of securities in the Fund.

JNL/OPPENHEIMER GROWTH FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Oppenheimer Growth Fund is to seek capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund invests mainly in common stocks of "growth companies." The Fund currently focuses on stocks of companies having, at the time of purchase a large capitalization (currently more than $12 billion) or mid-capitalization ($2 billion to $12 billion), but this focus could change over time as well as the companies the Fund considers to be currently large- and mid-capitalization. The Fund can invest in domestic companies and foreign companies, although most of its investments are in stocks of U.S. companies.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o MID-CAP INVESTING RISK. The prices of stocks of mid-capitalization companies may fluctuate more widely than those of larger, more established companies. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31
-25.29%           17.78%            4.23%
[insert chart]
2002              2003              2004

In the period shown in the chart, the Fund's highest quarterly return was 9.65% (2nd quarter of 2003) and its lowest quarterly return was -11.36% (3rd quarter of 2002).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
-------------------------------------------------------------------- ------------------------ --------------------
                                                                             1 year              Life of Fund*
-------------------------------------------------------------------- ------------------------ --------------------
JNL/Oppenheimer Growth Fund (Class A)                                          4.23%                -3.91%
S&P 500 Index                                                                 10.88%                 0.46%
-------------------------------------------------------------------- ------------------------ --------------------

The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.
* The Fund began operations on May 1, 2001.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)]
---------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------- -----------------------
                                                                                                     CLASS A
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Management/Administrative Fee                                                                         0.80%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
12b-1 Service Fee                                                                                     0.20%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Other Expenses                                                                                        0.01%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Total Fund Annual Operating Expenses                                                                  1.01%
--------------------------------------------------------------------------------------------- -----------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

--------------------------------------------------------------------------------------- ------------------------
EXPENSE EXAMPLE                                                                                 CLASS A
--------------------------------------------------------------------------------------- ------------------------
--------------------------------------------------------------------------------------- ------------------------
1 Year                                                                                            $103
--------------------------------------------------------------------------------------- ------------------------
--------------------------------------------------------------------------------------- ------------------------
3 Years                                                                                           $322
--------------------------------------------------------------------------------------- ------------------------
--------------------------------------------------------------------------------------- ------------------------
5 Years                                                                                           $558
--------------------------------------------------------------------------------------- ------------------------
--------------------------------------------------------------------------------------- ------------------------
10 Years                                                                                        $1,236
--------------------------------------------------------------------------------------- ------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. SECURITY SELECTION CRITERIA. The Fund portfolio manager looks for high-growth companies. The portfolio manager focuses on factors that may vary in particular cases and over time in seeking broad diversification of the Fund's portfolio among industries and market sectors. Currently the portfolio manager looks for:

o Companies that are established and well-known in the marketplace o Companies with above-average earnings growth o Companies in high-growth market sectors that are leaders within their sectors o Growth rates that the portfolio manager believes may be sustainable over time.

TEMPORARY DEFENSIVE POSITION. In times of unstable adverse market or economic conditions, the Fund can invest up to 100% of its assets in temporary defensive investments. Generally they would be cash equivalents, money market instruments, short-term debt securities, U.S. government securities, or repurchase agreements and may include other investment-grade debt securities. The Fund could also hold these types of securities pending the investment of proceeds from the sale of Fund's shares or portfolio securities or to meet anticipated redemptions of Fund shares. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risk and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/Oppenheimer Growth Fund is OppenheimerFunds, Inc. ("Oppenheimer"), located at Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Oppenheimer is wholly owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company.

The portfolio manager of the Fund is David Poiesz, who is the person primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Poiesz has been Vice President of the Fund and Senior Vice President of Oppenheimer since June 2004. Prior to joining Oppenheimer, Mr. Poiesz was a senior portfolio manager at Merrill Lynch from 2002 to 2004. In addition, Mr. Poiesz was a founding partner of River Rock, a tech-oriented hedge fund from 1999 to 2001 and a portfolio manager at Jennison Associates from 1992-1999.

The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed, and ownership of securities in the Fund.

JNL/PIMCO TOTAL RETURN BOND FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/PIMCO Total Return Bond Fund is to realize maximum total return, consistent with the preservation of capital and prudent investment management.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio of investment-grade fixed-income investments of U.S. and foreign issuers such as government, corporate, mortgage- and other asset-backed securities and cash equivalents. For purposes of satisfying the 80% requirement, the Fund may also invest in derivative instruments that have economic characteristics similar to the fixed income instruments mentioned above. The average portfolio duration of the Fund normally varies within a three- to six-year time frame based on the sub-adviser's forecast for interest rates.

The Fund may invest up to 10% of its assets in high-yield securities ("junk bonds") rated B or higher by Moody's or S&P or, if unrated, determined by the sub-adviser to be of comparable quality. The Fund may invest up to 30% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a Fund of purchase and sale contracts or by using other investment techniques (such as buybacks or dollar rolls). The "total return" sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Consistent with the Fund's investment policies, the Fund may invest in "Fixed Income Instruments", which as used in this prospectus includes:

     o securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");

     o corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;

     o    mortgage-backed and other asset-backed securities;

     o    inflation-indexed bonds issued both by governments and corporations;

     o    structured   notes,   including   hybrid  or   "indexed"   securities,
          event-linked bonds and loan participations;

     o    delayed funding loans and revolving credit facilities;

     o bank certificates of deposit, fixed time deposits and bankers' acceptances;

     o    repurchase agreements and reverse repurchase agreements;

     o debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;

     o obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and

     o    obligations of international agencies or supranational entities.

The Fund may invest in derivatives based on Fixed Income Instruments.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. The market price of securities owned by a Fund may fluctuate, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

          For bonds, market risk includes credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of a security will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise causing the value of bonds, including those held by the Fund, to fall. A broad-based market drop also may cause a bond's price to fall.

     o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that the Fund invests in bonds issued by a foreign government, the Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

     o EMERGING MARKET RISK. Foreign investment risk may be particularly high to the extent that the Fund invests in emerging market securities of issuers based in countries with developing economies. These securities may present market, credit, currency liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions (or inaction) of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o DERIVATIVES RISK. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's sub-adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31
-0.26%            11.75%   9.52%    8.85%     4.78%     4.45%
[insert chart]
1999              2000     2001     2002      2003      2004

In the period shown in the chart, the Fund's highest quarterly return was 6.14% (3rd quarter of 2001) and its lowest quarterly return was -2.32% (2nd quarter of 2004).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
----------------------------------------------------------- ---------------------- ---------------- -----------------
                                                                   1 year              5 year        Life of Fund*
----------------------------------------------------------- ---------------------- ---------------- -----------------
JNL/PIMCO Total Return Bond Fund (Class A)                          4.45%               7.82%            6.49%
Lehman Brothers Aggregate Bond Index                                4.33%               7.70%            6.37%
----------------------------------------------------------- ---------------------- ---------------- -----------------

The Lehman Brothers Aggregate Bond Index is a broad-based, unmanaged index.
* The Fund began operations on March 2, 1998.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------- -----------------------
                                                                                                     CLASS A
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Management/Administrative Fee                                                                         0.60%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
12b-1 Service Fee                                                                                     0.20%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Other Expenses                                                                                        0.01%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Total Fund Annual Operating Expenses                                                                  0.81%
--------------------------------------------------------------------------------------------- -----------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

-------------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                                 CLASS A
-------------------------------------------------------------------------------------- --------------------------
-------------------------------------------------------------------------------------- --------------------------
1 Year                                                                                             $83
-------------------------------------------------------------------------------------- --------------------------
-------------------------------------------------------------------------------------- --------------------------
3 Years                                                                                           $259
-------------------------------------------------------------------------------------- --------------------------
-------------------------------------------------------------------------------------- --------------------------
5 Years                                                                                           $450
-------------------------------------------------------------------------------------- --------------------------
-------------------------------------------------------------------------------------- --------------------------
10 Years                                                                                        $1,002
-------------------------------------------------------------------------------------- --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The Fund seeks to consistently add value relative to the Lehman Brothers Aggregate Bond Index, while keeping risk equal to or less than that index. In managing the Fund, the sub-adviser generally makes investment decisions based on its view of longer-term (three- to five-year) trends and non-economic factors that may affect interest rates, while seeking to maintain a portfolio duration that approximates that of the Lehman Brothers Aggregate Bond Index.

The Fund may invest in a wide variety of taxable fixed-income securities, including convertible securities, fixed- and floating-rate loans and loan participations. The Fund may also invest in repurchase agreements, reverse repurchase agreements, and dollar rolls. The Fund may invest all of its assets in mortgage- or other asset-backed securities, zero coupon bonds or strips.

WHEN-ISSUED SECURITIES. The Fund may invest in when-issued and delayed-delivery securities. Actual payment for and delivery of such securities does not take place until some time in the future, I.E., beyond normal settlement. The purchase of these securities will result in a loss if their value declines prior to the settlement date. This could occur, for example, if interest rates increase prior to settlement.

LOWER-RATED SECURITIES. The Fund may invest in high-yield, high-risk, fixed-income securities, commonly known as "junk bonds." These are debt securities rated BB or lower by S&P or Ba or lower by Moody's, or unrated securities deemed by the sub-adviser to be of comparable quality. Lower-rated securities generally involve a higher risk of default than higher-rated ones.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/PIMCO Total Return Bond Fund is Pacific Investment Management Company LLC ("PIMCO"), a Delaware limited liability company, is a majority-owned subsidiary of Allianz Global Investors of America L.P., ("AGI LP"). Allianz Aktiengesellschaft ("Allianz AG") is the indirect majority owner of AGI LP. Allianz AG is a European-based, multinational insurance and financial services holding company. Pacific Life Insurance Company holds an indirect minority interest in AGI

William H. Gross, CFA, managing director, portfolio manager, and chief investment officer, was a founding partner of PIMCO in 1971. Mr. Gross has had responsibility for the day-to-day management of the Fund since the inception of the Fund. Mr. Gross has thirty-five years of investment experience and is the author of BILL GROSS ON INVESTING. Mr. Gross has a bachelor's degree from Duke University and an MBA from the UCLA Graduate School of Business.

The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed, and ownership of securities in the Fund.

REGULATORY INQUIRIES AND PENDING LITIGATION

On February 12, 2004, the staff of the Securities and Exchange Commission (the "Commission") informed PA Fund Management LLC (formerly, PIMCO Advisors Fund Management LLC) ("PA Fund Management") and PEA Capital LLC ("PEA"), two entities that are affiliated, through common ownership, with Pacific Investment Management Company LLC ("PIMCO"), which serves as sub-adviser to the JNL/PIMCO Total Return Bond Fund (the "Fund"), that it intended to recommend that the Commission bring civil and administrative actions against PA Fund Management and PEA seeking a permanent injunction against violations of certain provisions of the federal securities laws, disgorgement plus prejudgment interest and civil penalties in connection with the Commission staff's investigation of "market timing" and related trading activities in certain series of PIMCO Funds:
Multi-Manager Series ("MMS Funds") , for which PEA serves as sub-adviser. On February 17, 2004, the Attorney General of the State of New Jersey filed a complaint alleging, among other things, that PEA, PIMCO, PA Distributors LLC ("PAD") and Allianz Dresdner Asset Management of America L.P. ("ADAM"), the parent company of PEA, PIMCO, PAD and PIMCO Advisors Fund Management, had failed to disclose that they improperly allowed certain hedge funds to engage in "market timing" in certain series of the PIMCO Funds: Pacific Investment Management Series ("PIMS Funds"), for which PIMCO serves as investment adviser, and in certain series of the MMS Funds. The complaint seeks injunctive relief, civil monetary penalties, restitution and disgorgement of profits. On May 6, 2004, the SEC filed a complaint in the U.S. District Court in the Southern District of New York alleging that PA Fund Management, PEA, PAD, Stephen J. Treadway (the chief executive officer of PA Fund Management and PAD as well as chairman of the Board of Trustees of the MMS Funds) and Kenneth W. Corba (the former chief executive officer of PEA and former portfolio manager of certain MMS Funds) had, among other things, violated and/or aided and abetted violations of, various antifraud provisions of the federal securities laws in connection with the alleged "market timing" arrangements discussed above. The complaint seeks injunctive relief, disgorgement plus pre-judgment interest, monetary penalties, and an order permanently enjoining the defendants from serving as investment advisers, principal underwriters, officers, directors, or members of any advisory boards to any registered investment companies.

If the New Jersey Attorney General or the Commission were to obtain a court injunction against PA Fund Management, PEA, PAD, PIMCO, ADAM and/or Mr. Treadway, they and their affiliates would, in the absence of exemptive relief granted by the Commission, be barred from serving as an investment adviser/sub-adviser or principal underwriter for any registered investment company, including the Fund. In such a case, PA Fund Management, PEA, PAD, PIMCO and ADAM would in turn seek exemptive relief from the Commission, as contemplated by the Investment Company Act of 1940, as amended, although there is no assurance that such exemptive relief would be granted. The Commission also has the power by order to prohibit PA Fund Management, PEA, PAD and PIMCO from serving as investment advisers and underwriters, although to date it has not exercised such powers with respect to market timing arrangements involving other mutual fund complexes.

In November 2003, the Commission settled an enforcement action against a broker-dealer not affiliated with PIMCO or the Fund, relating to the undisclosed receipt of fees from certain mutual fund companies in return for preferred marketing of their funds, and announced that it would be investigating mutual funds and their distributors generally with respect to compensation arrangements relating to the sale of mutual fund shares. In that connection, PIMCO, PAD and other affiliates are under investigation by the Commission relating to revenue-sharing arrangements and the use of brokerage commissions to recognize brokers effecting sales of the series of the PIMS Funds and MMS Funds (collectively, the "PIMCO Funds"). In addition, the Attorney General of the State of California has publicly announced an investigation into the PIMCO Funds' brokerage recognition and revenue-sharing arrangements.

Since February 2004, PIMCO, PAD, PA Fund Management, PEA and certain of their affiliates, the PIMCO Funds, PIMCO Variable Insurance Trust ("PVIT"), for which PIMCO serves as investment adviser, and the Trustees of PIMCO Funds and PVIT have been named as defendants in multiple lawsuits filed in U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the PIMCO Funds during specified periods or as derivative actions on behalf of the PIMCO Funds. The lawsuits generally relate to the same facts that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution. PIMCO believes that other similar lawsuits may be filed in federal or state courts naming as defendants ADAM, PIMCO, PAD, PA Fund Management, PEA, and/or their affiliates, PVIT, PIMCO Funds, and the Trustees of PIMCO Funds.

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had dismissed Pacific Investment Management Company LLC from a complaint filed by the New Jersey Attorney General on February 17, 2004, and that it had entered into a settlement agreement (the "New Jersey Settlement") with Allianz Global Investors of America L.P. ("AGI", formerly known as Allianz Dresdner Asset Management of America L.P.) (PIMCO's parent company), PEA Capital LLC (another investment adviser owned by AGI)( "PEA") and PA Distributors LLC ("PAD") (a broker-dealer owned by AGI), inc onnection with the same matter. In the New Jersey Settlement, AGI, PEA and PAD neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes. The complaint relating to the New Jersey Settlement alleged, among other things, that AGI, PEA and PAD had failed to disclose that they improperly allowed certain hedge funds to engage in "market timing" in certain funds. The complaint sought injunctive relief, civil monetary penalties, restitution and disgorgement of profits.

Since February 2004, PIMCO, PAD, AGI, and certain other parties have been named as defendants in a total of 14 lawsuits filed in U.S. District Court in one of the following: the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern "market timing," and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; the remaining four lawsuits concern "revenue sharing" with brokers offering "shelf space" and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of mutual funds managed or distributed by PIMCO and its affiliates during specified periods or as derivative actions on behalf of the funds. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

Under Section 9(a) of the Investment Company Act of 1940, as amended ("1940 Act"), if the New Jersey Settlement or any of the lawsuits described above were to result in a court injunction against AGI, PEA, PAD and/or their affiliates, PIMCO could, in the absence of exemptive relief granted by the SEC, be barred from serving as an investment adviser to any registered investment company, including the Funds. In connection with an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a), PEA, PAD, AGI and certain of their affiliates (including PIMCO) (together, the "Applicants") have sought exemptive relief from the SEC under Section 9(c) of the 1940 Act. The SEC has granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action ont heir application for a permanent order. There is no assurance that the SEC will issue a permanent order.

None of the allegations concerning PIMCO or its affiliates relate to the Fund. It is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Fund. However, PIMCO believes that these matters are not likely to have a material adverse effect on the Fund or on PIMCO's ability to perform its investment advisory services to the Fund.

The foregoing speaks only as of the date of this prospectus. While there may be additional litigation or regulatory developments in connection with the matters discussed above, the foregoing disclosure of litigation and regulatory matters will be updated only if those developments are material.

JNL/PUTNAM EQUITY FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Putnam Equity Fund is long-term capital growth.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of common stock of domestic, large-capitalization companies. At least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) will be invested, under normal circumstances, in equity securities. However, the Fund may also invest in preferred stocks, bonds, convertible preferred stock and convertible debentures if the sub-adviser believes that they offer the potential for capital appreciation. The Fund may invest a portion of its assets in foreign securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a stock's price to fall.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31
26.81%        21.88%   34.93%  29.41%  -17.85%  -25.01%  -24.10%  27.23%  13.04%
[insert chart]
1996          1997     1998    1999    2000     2001     2002     2003    2004

In the periods shown in the chart, the Fund's highest quarterly return was 24.99% (4th quarter of 1998) and its lowest quarterly return was -20.21% (1st quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
---------------------------------------------------------- ------------------ ------------------ -----------------
                                                                1 year             5 year         Life of Fund*
---------------------------------------------------------- ------------------ ------------------ -----------------
JNL/Putnam Equity Fund (Class A)                                13.04%             -7.62%             9.08%
S&P 500 Index                                                   10.88%             -2.29%            10.81%
---------------------------------------------------------- ------------------ ------------------ -----------------

The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a
widely recognized, unmanaged index of common stock prices.
* The Fund began operations on May 15, 1995. Prior to May 1, 1997, the Fund was managed by
Phoenix Investment Counsel, Inc.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------- ---------------------
                                                                                                      CLASS A
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Management/Administrative Fee*                                                                          0.78%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
12b-1 Service Fee                                                                                       0.20%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Other Expenses                                                                                          0.01%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Total Fund Annual Operating Expenses                                                                    0.99%
----------------------------------------------------------------------------------------------- ---------------------

*This reflects a reduction in the advisory fee that took place on May 1, 2004. These estimates are based on the Fund's actual operating expenses for its most recently completed fiscal year, as adjusted for contractual changes.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------- -------------------------
EXPENSE EXAMPLE                                                                               CLASS A
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
1 Year                                                                                          $101
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
3 Years                                                                                         $315
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
5 Years                                                                                         $547
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
10 Years                                                                                      $1,213
------------------------------------------------------------------------------------- -------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The Fund may invest any amount or proportion of its assets in any class or type of security believed by the sub-adviser to offer potential for capital appreciation over both the intermediate and long-term.

DERIVATIVES. The Fund may use derivative instruments, such as financial futures contracts and options, for hedging and risk management. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's sub-adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

TEMPORARY DEFENSIVE POSITION. For temporary, defensive purposes, when the sub-adviser believes other types of investments are advantageous on the basis both of risk and protection of capital values, the Fund may invest in fixed-income securities with or without warrants or conversion features and may retain cash, or invest up to all of its assets in cash equivalents. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive position may reduce the potential for appreciation of the Fund's portfolio.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/Putnam Equity Fund is Putnam Investment Management, LLC (Putnam), located at One Post Office Square, Boston, Massachusetts 02109. Putnam has been managing mutual funds since 1937. Putnam is a subsidiary of Putnam Investments Trust, which is owned by Marsh & McLennan Companies, Inc., a publicly traded holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.

The Fund is managed by the U.S. Core Equity Team at Putnam. The team is headed by James C. Wiess, Managing Director and Senior Portfolio Manager on the U.S. Core Equity team. He joined Putnam in 2000, is a CFA charterholder and has 20 years of investment management experience. Prior to that Mr. Wiesswas a Portfolio Manager with JP Morgan Investment Management. Other members of the team include Joshua H. Brooks, Richard P. Cervone and James S. Yu. Mr Brooks is Managing Director and Chief Investment Officer of the U.S. Core Equity team. Mr. Brooks joined Putnam in 2003 and has 19 years of investment industry experience. Prior to coming to Putnam, Mr. Brooks was employed at Delaware Investment Advisors where he was a CIO, Value Investing from 2000 to 2003 and a Senior Portfolio Manager from 1995 to 2000. Mr. Cervone, Senior Vice President, joined Putnam in 1998 and has 7 years of investment experience. Mr. Yu is a Vice President and a Chartered Financial Analyst with 8 years of investment experience. He joined Putnam in 2002.

The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed, and ownership of securities in the Fund.

REGULATORY INQUIRIES AND PENDING LITIGATION

Putnam Management has provided the following information concerning regulatory investigations and proceedings and civil litigation involving it. On April 8, 2004, Putnam Management entered into agreements with the Securities and Exchange Commission (SEC) and the Massachusetts Securities Division representing a final settlement of all charges brought against Putnam Management by those agencies on October 28, 2003 in connection with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. The settlement with the SEC requires Putnam Management to pay $5 million in disgorgement plus a civil monetary penalty of $50 million, and the settlement with the Massachusetts Securities Division requires Putnam Management to pay $5 million in restitution and an administrative fine of $50 million. The settlements also leave intact the process established under an earlier partial settlement with the SEC under which Putnam Management agreed to pay the amount of restitution determined by an independent consultant, which may exceed the disgorgement and restitution amounts specified above, pursuant to a plan to be developed by the independent consultant.

Putnam Management will bear all costs, including restitution, civil penalties and associated legal fees stemming from both of these proceedings. The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties. Based on currently available information, Putnam Management believes that these actions will not likely materially affect its ability to provide investment management services to its clients, including the JNL/Putnam Equity Fund.

JNL/PUTNAM MIDCAP GROWTH FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Putnam Midcap Growth Fund is capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in common stocks of U.S. mid-capitalization companies of a similar size to those in the Russell MidCap(R) Growth Index, with a focus on growth stocks which are stocks whose earnings the sub-adviser believes are likely to grow faster than the economy as a whole.

Small and midsized companies - These companies, some of which may have a market capitalization of less than $1 billion, are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies often trade less frequently and in limited volume, and their prices may fluctuate more than stocks of larger companies. Stocks of small and midsized companies may therefore be more vulnerable to adverse developments than those of larger companies.

The Fund invests mostly in companies of a size similar to those in the Russell Midcap Growth Index. As of the date of this prospectus, the Index was composed of companies having a market capitalization of between $400 million and $19 billion.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth. There is a risk that the market as a whole may not favor the type of investments which the Fund makes.

     o MID-CAPITALIZATION INVESTING RISK. The prices of equity securities of mid-capitalization companies may fluctuate more than equity securities of larger, more-established companies. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

     o DERIVATIVES. The Fund may use derivative instruments, such as financial futures contracts and options, for hedging and risk management. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's sub-adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31
-26.97%           29.32%            33.46%           18.62%
[insert chart]
2001              2002              2003             2004

In the periods shown in the chart, the Fund's highest quarterly return was 24.87% (4th quarter of 2001) and its lowest quarterly return was -32.20% (3rd quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
------------------------------------------------------------------- -------------------------- --------------------
                                                                             1 year               Life of Fund*
------------------------------------------------------------------- -------------------------- --------------------
JNL/Putnam Midcap Growth Fund (Class A)                                       18.62%                 -4.43%
Russell MidCap(R) Growth Index                                                14.82%                 -6.07%
------------------------------------------------------------------- -------------------------- --------------------

The Russell MidCap(R) Growth Index is a broad-based, unmanaged index.
* The Fund began operations on May 1, 2000.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------ --------------------
                                                                                                       CLASS A
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Management/Administrative Fee                                                                            0.85%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
12b-1 Service Fee                                                                                        0.20%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Other Expenses                                                                                           0.01%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Total Fund Annual Operating Expenses                                                                     1.06%
------------------------------------------------------------------------------------------------ --------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

----------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                              CLASS A
----------------------------------------------------------------------------------- --------------------------
----------------------------------------------------------------------------------- --------------------------
1 Year                                                                                         $108
----------------------------------------------------------------------------------- --------------------------
----------------------------------------------------------------------------------- --------------------------
3 Years                                                                                        $337
----------------------------------------------------------------------------------- --------------------------
----------------------------------------------------------------------------------- --------------------------
5 Years                                                                                        $585
----------------------------------------------------------------------------------- --------------------------
----------------------------------------------------------------------------------- --------------------------
10 Years                                                                                     $1,294
----------------------------------------------------------------------------------- --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. FOREIGN SECURITIES. The Fund may also invest in securities of foreign issuers which involve certain special risks. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that the Fund invests in bonds issued by a foreign government, the Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

A Fund's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

PORTFOLIO TURNOVER. The Fund may buy and sell investments relatively often, which involves higher brokerage commissions and other expenses. Active trading also may increase short-term gains and losses, which may affect the taxes you have to pay.

In addition to the main investment strategies described above, the Fund may make other investments, such as investments in preferred stocks, convertible securities, debt instruments and derivatives, which may be subject to other risks, as described in the SAI.

TEMPORARY DEFENSIVE POSITION. At times the sub-adviser may judge that market conditions make pursuing the Fund's usual investment strategies inconsistent with the best interests of the Fund's shareholders. The sub-adviser then may temporarily use alternative strategies that are mainly designed to limit losses, such as investing in high quality money-market securities. However, the sub-adviser may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the Fund to miss out on investment opportunities, and may prevent the Fund from achieving its goal.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/Putnam Midcap Growth Fund is Putnam Investment Management, LLC (Putnam) located at One Post Office Square, Boston, Massachusetts 02109. Putnam has been managing mutual funds since 1937. Putnam is a subsidiary of Putnam Investments Trust, which is owned by Marsh & McLennan Companies, Inc., a publicly traded holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.

The Fund is managed by the Mid Cap Growth team at Putnam. The team is managed by Paul Marrkand and Kevin Divney. Both Mr. Marrkand and Mr. Divney are Managing Directors and Co-Chief Investment Officers of the Mid Cap Growth team. Mr. Marrkand joined Putnam in 1987 and has over 18 years of investment experience. Mr. Divney joined Putnam in 1997 and has 15 years of investment experience.

The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of securities in the Fund.

REGULATORY INQUIRIES AND PENDING LITIGATION

Putnam Management has provided the following information concerning regulatory investigations and proceedings and civil litigation involving it. On April 8, 2004, Putnam Management entered into agreements with the Securities and Exchange Commission (SEC) and the Massachusetts Securities Division representing a final settlement of all charges brought against Putnam Management by those agencies on October 28, 2003 in connection with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. The settlement with the SEC requires Putnam Management to pay $5 million in disgorgement plus a civil monetary penalty of $50 million, and the settlement with the Massachusetts Securities Division requires Putnam Management to pay $5 million in restitution and an administrative fine of $50 million. The settlements also leave intact the process established under an earlier partial settlement with the SEC under which Putnam Management agreed to pay the amount of restitution determined by an independent consultant, which may exceed the disgorgement and restitution amounts specified above, pursuant to a plan to be developed by the independent consultant.

Putnam Management will bear all costs, including restitution, civil penalties and associated legal fees stemming from both of these proceedings. The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties. Based on currently available information, Putnam Management believes that these actions will not likely materially affect its ability to provide investment management services to its clients, including the JNL/Putnam Midcap Growth Fund.

JNL/PUTNAM VALUE EQUITY FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Putnam Value Equity Fund is capital growth, with income as a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objectives by investing primarily in a diversified portfolio of equity securities of domestic, large-capitalization companies. At least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) will be invested, under normal circumstances, in equity securities. For this purpose, equity securities include common stocks, securities convertible into common stock and securities with common stock characteristics, such as rights and warrants. The Fund considers a large-capitalization company to be one that, at the time its securities are acquired by the Fund, has a market capitalization of $4 billion or greater.

The sub-adviser typically selects companies whose stocks have above-average valuations described by dividend yield, price/sale, price/earnings or price/book dividend yields and market prices that it believes are undervalued relative to the normal earning power of the company. Under this approach, the sub-adviser seeks to identify investments where current investor enthusiasm is low, as reflected in their valuations. The sub-adviser typically reduces the Fund's exposure to a company when its stock price approaches, in the sub-adviser's judgment, fair valuation.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in the equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o VALUE INVESTING RISK. With a value approach, there is also the risk that stocks may remain undervalued during a given period, or that a stock judged to be undervalued may in fact be appropriately priced. This may happen because value stocks as a category lose favor with investors compared to growth stocks or because the manager failed to anticipate which stocks or industries would benefit from changing market or economic conditions. A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value or the factors that the manager believes will increase the price of the security do not occur.

     o DERIVATIVES. The Fund may use derivative instruments, such as financial futures contracts and options, for hedging and risk management. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's sub-adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31
24.33%        21.82% 12.48%  -1.04%   6.96%    -6.32%   -19.87%  24.55%  9.76%
[insert chart]
1996          1997   1998    1999     2000     2001     2002     2003    2004

In the periods shown in the chart, the Fund's highest quarterly return was 17.37% (2nd quarter of 2003) and its lowest quarterly return was -17.36% (3rd quarter of 2002).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
------------------------------------------------------ ------------------- -------------------- --------------------
                                                             1 year              5 year            Life of Fund*
------------------------------------------------------ ------------------- -------------------- --------------------
JNL/Putnam Value Equity Fund (Class A)                        9.76%               1.88%                8.87%
S&P 500 Index                                                10.88%              -2.29%               10.81%
------------------------------------------------------ ------------------- -------------------- --------------------

The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a
widely recognized, unmanaged index of common stock prices.
* The Fund began operations on May 15, 1995. Prior to May 1, 1997, the Fund was managed by PPM
America, Inc.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------- ---------------------
                                                                                                      CLASS A
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Management/Administrative Fee*                                                                          0.75%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
12b-1 Service Fee                                                                                       0.20%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Other Expenses                                                                                          0.01%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Total Fund Annual Operating Expenses                                                                    0.96%
----------------------------------------------------------------------------------------------- ---------------------

* A reduction in the advisory fee took place on May 1, 2004. These estimates are based on the Fund's actual operating expenses for its most recently completed fiscal year, as adjusted for contractual changes.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

-------------------------------------------------------------------------------------- ------------------------
EXPENSE EXAMPLE                                                                                CLASS A
-------------------------------------------------------------------------------------- ------------------------
-------------------------------------------------------------------------------------- ------------------------
1 Year                                                                                           $98
-------------------------------------------------------------------------------------- ------------------------
-------------------------------------------------------------------------------------- ------------------------
3 Years                                                                                         $306
-------------------------------------------------------------------------------------- ------------------------
-------------------------------------------------------------------------------------- ------------------------
5 Years                                                                                         $531
-------------------------------------------------------------------------------------- ------------------------
-------------------------------------------------------------------------------------- ------------------------
10 Years                                                                                      $1,178
-------------------------------------------------------------------------------------- ------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITION. At times the sub-adviser may judge that market conditions make pursuing the Fund's usual investment strategies inconsistent with the best interests of the Fund's shareholders. The sub-adviser then may temporarily use alternative strategies that are mainly designed to limit losses, such as investing in high quality money-market securities. However, the sub-adviser may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the Fund to miss out on investment opportunities, and may prevent the Fund from achieving its goal.

FOREIGN SECURITIES. The Fund may also invest in securities of foreign issuers which involve certain special risks. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that the Fund invests in bonds issued by a foreign government, the Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/Putnam Value Equity Fund is Putnam Investment Management, LLC (Putnam), located at One Post Office Square, Boston, Massachusetts 02109. Putnam has been managing mutual funds since 1937. Putnam is a subsidiary of Putnam Investments Trust, which is owned by Marsh & McLennan Companies, Inc., a publicly traded holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.

The Fund is managed by the Large Cap Value team at Putnam. Ronald J. Bukovac
(RJ), and Michael J. Abata are co-lead managers of the Fund. They report to Joshua H. Brooks, CIO of Core Equities at Putnam. Mr. Bukovac is a Managing Director and Portfolio Manager on the Large Cap Value Equity Team. Mr. Bukovac is a member of the team that manages Large Cap Value Equity institutional portfolios. Mr. Bukovac joined Putnam in 1997. He is a CFA charterholder and Certified Public Accountant with over 16 years of investment industry experience. Before joining Putnam, Mr. Bukovac was a Senior Manager of the Valuation Services Group for Price Waterhouse, LLP. Mr. Abata is a Senior Vice President and Portfolio Manager on the Large Cap Value team. Mr. Abata is a member of the teams that manage Large Cap Value and Structured Equity institutional portfolios. Additionally, he is a Portfolio Member on the New Value Fund and the Structured Equity team. Mr. Abata joined Putnam in 1997. He is a CFA charterholder and holds a series 3 license with the NASD. Mr. Abata has over 12 years of investment industry experience. Before joining Putnam, Mr. Abata was an Assistant Vice President and Quantitative Analyst with Alliance Capital Management.

The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of securities in the Fund.

REGULATORY INQUIRIES AND PENDING LITIGATION

Putnam Management has provided the following information concerning regulatory investigations and proceedings and civil litigation involving it. On April 8, 2004, Putnam Management entered into agreements with the Securities and Exchange Commission (SEC) and the Massachusetts Securities Division representing a final settlement of all charges brought against Putnam Management by those agencies on October 28, 2003 in connection with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. The settlement with the SEC requires Putnam Management to pay $5 million in disgorgement plus a civil monetary penalty of $50 million, and the settlement with the Massachusetts Securities Division requires Putnam Management to pay $5 million in restitution and an administrative fine of $50 million. The settlements also leave intact the process established under an earlier partial settlement with the SEC under which Putnam Management agreed to pay the amount of restitution determined by an independent consultant, which may exceed the disgorgement and restitution amounts specified above, pursuant to a plan to be developed by the independent consultant.

Putnam Management will bear all costs, including restitution, civil penalties and associated legal fees stemming from both of these proceedings. The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties. Based on currently available information, Putnam Management believes that these actions will not likely materially affect its ability to provide investment management services to its clients, including the JNL/Putnam Value Equity Fund.

JNL/SALOMON BROTHERS HIGH YIELD BOND FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Salomon Brothers High Yield Bond Fund is to maximize current income. As a secondary objective, the Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The JNL/Salomon Brothers High Yield Bond Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in high-yield, high-risk debt securities, commonly referred to as "junk bonds" and related investments. The Fund may also invest in securities of foreign issuers. To the extent that the Fund invests in emerging market debt, this will be considered as an investment in a high-yield security for purposes of the 80% investment minimum. In light of the risks associated with such securities, the sub-adviser takes various factors into consideration in evaluating the creditworthiness of an issuer. For corporate debt securities, these typically include the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of the issuer, and the experience and track record of the issuer's management. For sovereign debt instruments, these typically include the economic and political conditions within the issuer's country, the issuer's overall and external debt levels and debt service ratios, the issuer's access to capital markets and other sources of funding, and the issuer's debt service payment history. The sub-adviser also reviews the ratings, if any, assigned to the security by any recognized rating agencies, although the sub-adviser's judgment as to the quality of a debt security may differ from that suggested by the rating published by a rating service. The Fund's ability to achieve its investment objectives may be more dependent on the sub-adviser's credit analysis than would be the case if it invested in higher quality debt securities.

In pursuing the Fund's secondary objective of capital appreciation, the sub-adviser looks for those companies that the sub-adviser believes have the highest potential for improving credit fundamentals.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in fixed-income securities, it is subject to market risk. For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

          To the extent the Fund invests in the equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that the Fund invests in bonds issued by a foreign government, the Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

     o EMERGING MARKET RISK. Many emerging market countries in which the Fund invests have markets that are less liquid and more volatile than markets in the U.S. and other developed countries. There is also less information available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S.

     o HIGH-YIELD/HIGH-RISK BONDS. Lower-rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

     o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

Effective October 4, 2004, the Fund was combined with JNL/PPM America High Yield Bond Fund, with the Fund as the surviving Fund. The performance shown is the Fund's historic performance and does not reflect the performance of the JNL/PPM America High Yield Bond Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31
-1.76%   -4.67%   5.33%    5.76%    25.79%  8.22%
[insert chart]
1999     2000     2001     2002     2003    2004

In the period shown in the chart, the Fund's highest quarterly return was 8.83% (2nd quarter of 2003) and its lowest quarterly return was -3.60% (3rd quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
------------------------------------------------------------- ----------------- ------------------ ------------------
                                                                   1 year            5 year          Life of Fund*
------------------------------------------------------------- ----------------- ------------------ ------------------
JNL/Salomon Brothers High Yield Bond Fund (Class A)                  8.22%            7.64%               5.46%
Citigroup High Yield Index                                          10.79%            7.21%               5.59%
------------------------------------------------------------- ----------------- ------------------ ------------------

The CitigroupHigh Yield Index is a broad-based, unmanaged index.
* The Fund began operations on March 2, 1998.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------- ----------------------
                                                                                                      CLASS A
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Management/Administrative Fee*                                                                         0.60%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
12b-1 Service Fee                                                                                      0.20%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Other Expenses                                                                                         0.01%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Total Fund Annual Operating Expenses                                                                   0.81%
---------------------------------------------------------------------------------------------- ----------------------

* Effective October 4, 2004, the JNL/Salomon Brothers High Yield Bond Fund fees were changed to reflect the fees of the JNL/PPM America High Yield Bond Fund. These estimates are based on the Fund's actual operating expenses for its most recently completed fiscal year, as adjusted for contractual changes.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------------ ----------------------
EXPENSE EXAMPLE                                                                                   CLASS A
------------------------------------------------------------------------------------------ ----------------------
------------------------------------------------------------------------------------------ ----------------------
1 Year                                                                                             $83
------------------------------------------------------------------------------------------ ----------------------
------------------------------------------------------------------------------------------ ----------------------
3 Years                                                                                           $259
------------------------------------------------------------------------------------------ ----------------------
------------------------------------------------------------------------------------------ ----------------------
5 Years                                                                                           $450
------------------------------------------------------------------------------------------ ----------------------
------------------------------------------------------------------------------------------ ----------------------
10 Years                                                                                        $1,002
------------------------------------------------------------------------------------------ ----------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. FOREIGN SECURITIES. The Fund may invest in foreign securities, such as obligations issued or guaranteed by foreign governmental authorities, debt obligations of supranational organizations and fixed-income securities of foreign corporate issuers.

ZERO-COUPON, PAY-IN-KIND, AND DEFERRED PAYMENT SECURITIES. The Fund may invest without limit in zero coupon securities, pay-in-kind bonds and deferred payment securities, which involve special risk considerations. In particular, zero coupon securities fluctuate more in value in response to a change in interest rates than do bonds that pay current interest.

LOANS. The Fund may invest in fixed- and floating-rate loans, including loan participations and assignments. The Fund may invest up to 10% of its total assets in either (i) equipment lease or trust certificates and conditional sales contracts or (ii) limited partnership interests.

EQUITY SECURITIES. The Fund may also invest up to 10% of its total assets in equity securities (other than preferred stock, in which the Fund may invest without limit), typically equity investments acquired as a result of purchases of fixed-income securities.

PORTFOLIO MATURITY. The sub-adviser has discretion to select the range of maturities of the fixed-income securities in which the Fund may invest. The sub-adviser anticipates that, under current market conditions, the Fund will have average portfolio life of 6 to 12 years. However, the average portfolio life may vary substantially from time to time depending on economic and market conditions.

DERIVATIVES. The Fund may use derivative instruments, such as futures contracts, options and forward currency contracts, and invest in indexed securities for hedging and risk management. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's sub-adviser must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

TEMPORARY DEFENSIVE POSITION. When the sub-adviser believes that adverse conditions prevail in the markets for high-yield fixed-income securities that make the Fund's investment strategy inconsistent with the best interests of the Fund's shareholders, the Fund may invest its assets without limit in high-quality, short-term money market instruments. Doing so may reduce the potential for high current income or appreciation of the Fund's portfolio. During any period in which the Fund employs a temporary defensive strategy, it will not be pursuing and will not achieve its investment objective.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/Salomon Brothers High Yield Bond Fund is Salomon Brothers Asset Management Inc (SaBAM). SaBAM was established in 1987, and, together with affiliates in London, Tokyo and Hong Kong, provides a broad range of fixed-income and equity investment services to individuals and institutional clients throughout the world and serves as sub-adviser to various investment companies. SaBAM is a wholly-owned subsidiary of Citigroup Inc. SaBAM's principal address is 399 Park Avenue, New York, New York 10022.

Peter J. Wilby is primarily responsible for the day-to-day management of the Fund. Mr. Wilby has had primary responsibility for the day-to-day management of the Fund since the inception of the Fund. Mr. Wilby, who joined SaBAM in 1989, is a Managing Director and Chief Investment Officer - Fixed Income of SaBAM and is responsible for investment company and institutional portfolios which invest in high-yield non-U.S. and U.S. corporate debt securities and high-yield foreign sovereign debt securities.

The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed, and ownership of securities in the Fund.

JNL/SALOMON BROTHERS STRATEGIC BOND FUND (formerly JNL/Salomon Brothers Global Bond Fund)

INVESTMENT OBJECTIVE. The primary investment objective of the JNL/Salomon Brothers Strategic Bond Fund is to seek a high level of current income. As a secondary objective, the Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The JNL/Salomon Brothers Strategic Bond Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a globally diverse portfolio of bonds and other fixed-income securities and related investments. The sub-adviser has broad discretion to invest the Fund's assets among certain segments of the fixed-income market, primarily U.S. investment-grade bonds, high-yield corporate debt securities (commonly referred to as "junk bonds"), emerging market debt securities and investment-grade foreign debt securities. These segments include U.S. government securities and mortgage- and other asset-backed securities (including interest-only or principal-only securities), as well as debt obligations issued or guaranteed by a foreign government or supranational organization. The sub-adviser may invest in medium or lower-rated securities. The Fund does not currently intend to invest more than 75% of assets in non-investment grade securities.

In determining the assets to invest in each type of security, the sub-adviser relies in part on quantitative analytical techniques that measure relative risks and opportunities of each type of security based on current and historical economic, market, political and technical data for each type of security, as well as on its own assessment of economic and market conditions both on a global and local (country) basis. The sub-adviser continuously reviews the allocation of assets for the Fund and makes such adjustments as it deems appropriate. The sub-adviser has discretion to select the range of maturities of the various fixed income securities in which the Fund invests. The sub-adviser anticipates that, under current market conditions, the Fund's portfolio securities will have a weighted average life of 4 1/2 to 10 years. However, the weighted average life of the portfolio securities may vary substantially from time to time depending on economic and market conditions. The Fund may at times hold a substantial portion of its assets in short-term instrutments.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in fixed-income securities, it is subject to market risk. For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that the Fund invests in bonds issued by a foreign government, the Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

     o HIGH-YIELD/HIGH-RISK BONDS. Lower rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, the Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

     o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

     o EMERGING MARKETS RISK. The Fund may invest a portion of its assets in securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31
14.39%   10.66%   2.46%    1.87%    7.28%   6.71%    8.38%    13.53%   6.91%
[insert chart]
1996     1997     1998     1999     2000    2001     2002     2003     2004

In the periods shown in the chart, the Fund's highest quarterly return was 5.88% (2nd quarter of 2003) and its lowest quarterly return was -2.72% (3rd quarter of 1998).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
--------------------------------------------------------------- ----------------- ------------- -------------------
                                                                     1 year          5 year       Life of Fund*
--------------------------------------------------------------- ----------------- ------------- -------------------
JNL/Salomon Brothers Strategic Bond Fund (Class A)                    6.91%           8.52%          8.17%
CitigroupBroad Investment Grade Bond Index                            4.48%           7.72%          7.11%
Lehman Brothers Aggregate Bond Index                                  4.33%           7.70%          6.87%
--------------------------------------------------------------- ----------------- ------------- -------------------

The CitigroupBroad Investment Grade Bond Index and Lehman Brothers Aggregate
Bond Index are broad-based, unmanaged indices.
* The Fund began operations on May 15, 1995.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------- ---------------------
                                                                                                      CLASS A
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Management/Administrative Fee                                                                           0.73%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
12b-1 Service Fee                                                                                       0.20%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Other Expenses                                                                                          0.01%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Total Fund Annual Operating Expenses                                                                    0.94%
----------------------------------------------------------------------------------------------- ---------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------- ------------------------
EXPENSE EXAMPLE                                                                               CLASS A
------------------------------------------------------------------------------------- ------------------------
------------------------------------------------------------------------------------- ------------------------
1 Year                                                                                          $96
------------------------------------------------------------------------------------- ------------------------
------------------------------------------------------------------------------------- ------------------------
3 Years                                                                                        $300
------------------------------------------------------------------------------------- ------------------------
------------------------------------------------------------------------------------- ------------------------
5 Years                                                                                        $520
------------------------------------------------------------------------------------- ------------------------
------------------------------------------------------------------------------------- ------------------------
10 Years                                                                                     $1,155
------------------------------------------------------------------------------------- ------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. DERIVATIVES. The Fund may use derivative instruments, such as futures contracts, options and forward currency contracts, and invest in indexed securities for hedging and risk management. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's sub-adviser must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

TEMPORARY DEFENSIVE POSITION. When the sub-adviser believes that adverse conditions prevail in the market for fixed-income securities, the Fund may, for temporary defensive purposes, invest its assets without limit in high-quality, short-term money market instruments. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/Salomon Brothers Strategic Bond Fund is Salomon Brothers Asset Management Inc (SaBAM). SaBAM was established in 1987, and, together with affiliates in London, Tokyo and Hong Kong, provides a broad range of fixed-income and equity investment services to individuals and institutional clients throughout the world and serves as sub-adviser to various investment companies. SaBAM is a wholly-owned subsidiary of Citigroup Inc. SaBAM's principal address is 399 Park Avenue, New York, New York 10022.

In connection with SaBAM's service as sub-adviser to the Fund, Citigroup Asset Management Limited ("CAM Ltd"), whose business address is Citigroup Centre, Canada Square, London E14 5LB, England, provides certain sub-advisory services to SaBAM relating to currency transactions and investments in non-dollar-denominated debt securities for the benefit of the Fund. CAM Ltd. is compensated by SaBAM at no additional expense to the Trust. CAM Ltd is an affiliate of SaBAM.

Peter J. Wilby is primarily responsible for the day-to-day management of the high-yield and emerging market debt securities portions of the Fund. Mr. Wilby has had primary responsibility for the day-to-day management of the high-yield and emerging market debt securities portions of the Fund since the inception of the Fund. Beth Semmel assists Mr. Wilby in the day-to-day management of the Fund. Mr. Wilby, who joined SaBAM in 1989, is a Managing Director and Chief Investment Officer - Fixed Income of SaBAM and is responsible for investment company and institutional portfolios which invest in high-yield non-U.S. and U.S. corporate debt securities and high-yield foreign sovereign debt securities. Ms. Semmel is a Managing Director of SaBAM. Ms. Semmel joined SaBAM in May of 1993, where she manages high-yield portfolios. Ms. Semmel has assisted in the day-to-day management of the Fund since inception of the Fund.

David J. Scott, a Managing Director and Senior Portfolio Manager of SaBAM, is primarily responsible for currency transactions and investments in non-dollar-denominated debt securities for the Fund. Mr. Scott joined SaBAM in 1994.

Roger Lavan is primarily responsible for the mortgage-backed securities and U.S. government securities portions of the Fund. Mr. Lavan joined SaBAM in 1990 and is a Managing Director and Portfolio Manager responsible for investment grade portfolios.

The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of securities in the Fund.

JNL/SALOMON BROTHERS U.S. GOVERNMENT & QUALITY BOND FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Salomon Brothers U.S. Government & Quality Bond Fund is to obtain a high level of current income.

PRINCIPAL INVESTMENT STRATEGIES. The JNL/Salomon Brothers U.S. Government & Quality Bond Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in:

     (i)  U.S. treasury obligations;

     (ii) obligations issued or guaranteed by agencies or instrumentalities of the U.S. government which are backed by their own credit and may not be backed by the full faith and credit of the U.S. government;

     (iii)mortgage-backed securities guaranteed by the Government National Mortgage Association that are supported by the full faith and credit of the U.S. government. Such securities entitle the holder to receive all interest and principal payments due whether or not payments are actually made on the underlying mortgages;

     (iv) mortgage-backed securities guaranteed by agencies or instrumentalities of the U.S. government which are supported by their own credit but not the full faith and credit of the U.S. government, such as the Federal Home Loan Mortgage Corporation and Fannie Mae (formerly, the Federal National Mortgage Association);

     (v) collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed by (i) the credit alone of the U.S. government agency or instrumentality which issues or guarantees the mortgage-backed securities, or (ii) the full faith and credit of the U.S. government;

     (vi) repurchase agreements collateralized by any of the foregoing; and

     (vii)other investments (such as derivatives contracts) related to those listed above.

Any guarantee of the securities in which the Fund invests runs only to the principal and interest payments on the securities and not to the market value of such securities or to the principal and interest payments on the underlying mortgages. A security issued or guaranteed by a U.S. government agency may significantly fluctuate in value, and the Fund may not receive the originally anticipated yield on the security. Shares of the Fund are not insured or guaranteed by the U.S. government, its agencies or instrumentalities.

The sub-adviser seeks to add value by actively managing the portfolio's interest rate exposure, yield curve positioning, sector allocation and security selection. In selecting mortgage-backed securities for the Fund, the sub-adviser determines a security's average maturity and duration according to mathematical models that reflect certain payment assumptions and estimates of future economic factors. These estimates may vary from actual results, and the average maturity and duration of mortgage-backed derivative securities may not reflect the price volatility of those securities in certain market conditions.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in fixed-income securities, it is subject to market risk. For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

     o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

     o    MORTGAGE-BACKED   SECURITIES  RISK.   Investments  in  mortgage-backed
          securities entail the uncertainty of the timing of cash flows resulting from the rate of prepayments on the underlying mortgages serving as collateral. An increase or decrease in prepayment rates (resulting primarily from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price. The prices of mortgage-backed securities, depending on their structure and the rate of prepayments, can be volatile. Some mortgage-backed securities may also not be as liquid as other securities. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the issuer. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31
2.58%         9.16%   9.40%   -2.50%   11.50%   6.92%    11.47%  1.18%    3.85%
[insert chart]
1996          1997    1998    1999     2000     2001     2002    2003     2004

In the periods shown in the chart, the Fund's highest quarterly return was 6.54% (3rd quarter of 2002) and its lowest quarterly return was -2.47% (2nd quarter of 2004).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
------------------------------------------------------------- ----------------- --------------- ------------------
                                                                   1 year           5 year        Life of Fund*
------------------------------------------------------------- ----------------- --------------- ------------------
JNL/Salomon Brothers U.S. Government & Quality Bond Fund
(Class A)                                                            3.85%          6.89%            6.18%
Citigroup Treasury Index                                             3.53%          7.43%            6.78%
------------------------------------------------------------- ----------------- --------------- ------------------

The Citigroup Treasury Index is a broad-based, unmanaged index.
* The Fund began operations on May 15, 1995.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------- ----------------------
                                                                                                      CLASS A
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Management/Administrative Fee                                                                          0.58%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
12b-1 Service Fee                                                                                      0.20%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Other Expenses                                                                                         0.01%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Total Fund Annual Operating Expenses                                                                   0.79%
---------------------------------------------------------------------------------------------- ----------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

-------------------------------------------------------------------------------------- -------------------------
EXPENSE EXAMPLE                                                                                CLASS A
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
1 Year                                                                                            $81
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
3 Years                                                                                          $252
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
5 Years                                                                                          $439
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
10 Years                                                                                         $978
-------------------------------------------------------------------------------------- -------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. DERIVATIVES. The Fund may use derivative instruments, such as futures contracts and options. The Fund generally limits its use to manage or "hedge" the overall risk of the portfolio. However, the Fund may use derivatives as a substitute for buying or selling securities or to enhance the Fund's return as non-hedging strategy that may be considered speculative. Investing in derivative instruments, such as options and futures contracts, involves special risks. The Fund's sub-adviser must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

TEMPORARY DEFENSIVE POSITION. When the sub-adviser believes that adverse conditions prevail in the market for fixed-income securities, the Fund may, for temporary defensive purposes, invest its assets without limit in high-quality, short-term money market instruments. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/Salomon Brothers U.S. Government & Quality Bond Fund is Salomon Brothers Asset Management Inc (SaBAM). SaBAM was established in 1987, and, together with affiliates in London, Tokyo and Hong Kong, provides a broad range of fixed-income and equity investment services to individuals and institutional clients throughout the world and serves as sub-adviser to various investment companies. SaBAM is a wholly-owned subsidiary of Citigroup Inc. SaBAM's principal address is 399 Park Avenue, New York, NY 10022.

Roger Lavan is primarily responsible for the day-to-day management of the Fund. Mr. Lavan joined SaBAM in 1990 and is a Managing Director and Portfolio Manager responsible for investment grade portfolios.

The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed, and ownership of securities in the Fund.

JNL/SELECT BALANCED FUND (formerly JNL/PPM America Balanced Fund)

INVESTMENT OBJECTIVE. The investment objective of the JNL/Select Balanced Fund is reasonable income and long-term capital growth.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of common stock and investment grade fixed-income securities. The Fund may invest in any type or class of security. The anticipated mix of the Fund's holdings is typically 60-70% of its assets in equities and 30-40% in fixed-income securities, including cash and cash equivalents. Changes between the two asset classes will be made gradually based on the managers' long-term perspective and assessment of business, economic, and market projections.

In choosing equity securities, the sub-adviser employs a "bottom-up" stock selection process that utilizes proprietary fundamental research to identify primarily large capitalization companies with a value orientation or out of favor growth stocks. The Fund typically focuses on dividend-paying companies.

With respect to fixed-income investments, the Fund emphasizes investment-grade, fixed-income securities, including obligations of the U.S. government and its agencies, corporate bonds, asset-backed securities, and mortgage-backed securities.

Generally the Fund will sell any fixed income securities downgraded below investment grade within 91 days of the downgrade.

The Fund may invest up to 15% of its assets in foreign equity and fixed income securities. Generally the foreign fixed income securities in which the Fund will invest will be dollar denominated bonds issued by foreign governments and corporations.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to broad-based indices since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

As of October 4, 2004, Wellington Management Company, LLP replaced PPM America, Inc. as the sub-adviser to this Fund. Returns shown reflect the results achieved in part by the prior sub-adviser.

In addition, effective October 4, 2004, the Fund was combined with JNL/Salomon Brothers Balanced Fund, with the Fund as the surviving Fund. The performance shown is the Fund's historic performance and does not reflect the performance of the JNL/Salomon Brothers Balanced Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31
10.81%   18.43%   10.06%   -0.11%   8.25%   10.57%   -1.93%   21.57%   10.88%
[insert chart]
1996     1997     1998     1999     2000    2001     2002     2003     2004

In the periods shown in the chart, the Fund's highest quarterly return was 12.67% (2nd quarter of 2003) and its lowest quarterly return was -11.16% (3rd quarter of 2002).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
------------------------------------------------------- ------------------ -------------------- --------------------
                                                             1 year              5 year            Life of Fund*
------------------------------------------------------- ------------------ -------------------- --------------------
JNL/Select Balanced Fund (Class A)                            10.88%              9.59%              10.57%
S&P 500 Index                                                 10.88%             -2.29%              10.81%
Lehman Brothers Aggregate Bond Index                           4.33%              7.70%               6.87%
------------------------------------------------------- ------------------ -------------------- --------------------

The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices. The Lehman Brothers
Aggregate Bond Index is a broad-based, unmanaged index.
* The Fund began operations on May 15, 1995. Prior to May 1, 1997, the Fund was managed by Phoenix Investment Counsel, Inc. Prior to October 4, 2004, the Fund was managed by PPM America, Inc.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

  ------------------------------------------------------------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
  (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
  ------------------------------------------------------------------------------------------------------------------
  ----------------------------------------------------------------------------------------- ------------------------
                                                                                                    CLASS A
  ----------------------------------------------------------------------------------------- ------------------------
  ----------------------------------------------------------------------------------------- ------------------------
  Management/Administrative Fee                                                                     0.59%
  ----------------------------------------------------------------------------------------- ------------------------
  ----------------------------------------------------------------------------------------- ------------------------
  12b-1 Service Fee                                                                                 0.20%
  ----------------------------------------------------------------------------------------- ------------------------
  ----------------------------------------------------------------------------------------- ------------------------
  Other Expenses                                                                                    0.01%
  ----------------------------------------------------------------------------------------- ------------------------
  ----------------------------------------------------------------------------------------- ------------------------
  Total Fund Annual Operating Expenses                                                              0.80%
  ----------------------------------------------------------------------------------------- ------------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

---------------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                                   CLASS A
---------------------------------------------------------------------------------------- --------------------------
---------------------------------------------------------------------------------------- --------------------------
1 Year                                                                                               $82
---------------------------------------------------------------------------------------- --------------------------
---------------------------------------------------------------------------------------- --------------------------
3 Years                                                                                             $255
---------------------------------------------------------------------------------------- --------------------------
---------------------------------------------------------------------------------------- --------------------------
5 Years                                                                                             $444
---------------------------------------------------------------------------------------- --------------------------
---------------------------------------------------------------------------------------- --------------------------
10 Years                                                                                            $990
---------------------------------------------------------------------------------------- --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The JNL/Select Balanced Fund invests primarily in common stocks and fixed-income securities. Certain investments and investment techniques have additional risks, such as the potential use of leverage by the Fund through borrowings, securities lending and other investment techniques.

DERIVATIVES. The Fund may use derivative instruments, such as options, swaps and financial futures contracts, for hedging purposes or for the cost-effective implementation of various fixed income strategies. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates and securities prices. Investing in derivative instruments, such as swaps, options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's sub-adviser must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

TEMPORARY DEFENSIVE POSITION. For temporary, defensive purposes, the Fund may invest up to all of its assets in cash equivalents, such as U.S. government securities and high-grade commercial paper. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive position may reduce the potential for appreciation of the Fund's portfolio.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/Select Balanced Fund is Wellington Management Company, LLP ("Wellington Management"). Wellington Management Company, LLP ("Wellington Management") is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2004, Wellington Management had investment management authority with respect to approximately $470 billion in assets.

Edward P. Bousa, CFA, Senior Vice President and Partner of Wellington Management, has served as portfolio manager for the equity component of the Fund since October 2004. Mr. Bousa joined Wellington Management as an investment professional in 2000. Prior to joining Wellington Management, Mr. Bousa was a portfolio manager at Putnam Investments (1992-2000).

John C. Keogh, Senior Vice President and Partner of Wellington Management, has served as portfolio manager for the fixed income component of the Fund since October 2004. Mr. Keogh joined Wellington Management as an investment professional in 1983.

The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of securities in the Fund.

JNL/SELECT GLOBAL GROWTH FUND (formerly JNL/Janus Global Equities Fund)

INVESTMENT OBJECTIVE. The investment objective of the JNL/Select Global Growth Fund is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio of equity securities of foreign and domestic issuers. The sub-adviser seeks to invest in globally competitive growth companies within growing sectors. These companies are, in the opinion of the sub-adviser, leaders in their respective industries as indicated by an established market presence and strong global, regional, or country competitive positions. The Fund may invest in a broad range of market capitalizations but tends to focus on mid to large capitalization companies. The sub-adviser selects securities for their capital growth potential; investment income is not a consideration. To provide flexibility to take advantage of investment opportunities or to meet redemption requests or for temporary defensive purposes, the Fund may hold a portion of its assets in money market investments including repurchase agreements. Doing so may reduce the potential for appreciation in the Fund's portfolio.

The Fund may invest to a lesser degree in other types of securities, including preferred stock, warrants, convertible securities, and debt securities, such as corporate bonds. The Fund can invest on a worldwide basis in companies and other organizations of any size, regardless of country of organization or place of principal business activity, as well as domestic and foreign governments, government agencies and other governmental entities. The Fund normally invests in securities of issuers from at least five different countries, including the United States, although it may invest in fewer than five countries. The Fund may invest without limit in foreign securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that the Fund invests in bonds issued by a foreign government, the Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

     o MID-CAP INVESTING RISK. Stocks of mid-capitalization companies entail greater risk and are usually more volatile than shares of larger companies. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

As of May 1, 2004, Wellington Management Company, LLP ("Wellington Management") replaced Janus Capital Management LLC (Janus) as the sub-adviser to this Fund. Returns shown reflect the results achieved in part by the prior sub-adviser.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31
31.36%   19.12%   26.87%   64.58%   -18.28% -23.50%  -27.12%  23.97%   11.36%
[insert chart]
1996     1997     1998     1999     2000    2001     2002     2003     2004

In the periods shown in the chart, the Fund's highest quarterly return was 43.03% (4th quarter of 1999) and its lowest quarterly return was -20.53% (3rd quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
-------------------------------------------------------------- ---------------- ---------------- -----------------
                                                                   1 year           5 year        Life of Fund*
-------------------------------------------------------------- ---------------- ---------------- -----------------
JNL/Select Global Growth Fund (Class A)                               11.36%         -8.84%          10.66%
Morgan Stanley Capital International World Index                      14.72%         -2.42%           6.91%
Morgan Stanley Capital International World Growth Index               12.06%         -6.92            5.73%
-------------------------------------------------------------- ---------------- ---------------- -----------------

The Morgan Stanley Capital International World Index and Morgan Stanley Capital
International World Growth Index are broad-based, unmanaged indices.
* The Fund began operations on May 15, 1995. The Morgan Stanley International World Growth
Index return begins on May 1, 1995.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------- ---------------------
                                                                                                      CLASS A
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Management/Administrative Fee*                                                                          0.88%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
12b-1 Service Fee                                                                                       0.20%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Other Expenses                                                                                          0.01%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Total Fund Annual Operating Expenses                                                                    1.09%
----------------------------------------------------------------------------------------------- ---------------------

* This fee reflects a reduction in connection with the approval of Wellington as the new sub-adviser to the Fund. These estimates are based on the Fund's actual operating expenses for its most recently completed fiscal year, as adjusted for contractual changes.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                                CLASS A
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
1 Year                                                                                           $111
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
3 Years                                                                                          $347
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
5 Years                                                                                          $601
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
10 Years                                                                                       $1,329
------------------------------------------------------------------------------------- --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. SPECIAL SITUATIONS. The Fund may invest in "special situations" from time to time. A special situation arises when, in the opinion of the sub-adviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating special situations might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investments in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention. The impact of this strategy on the Fund will depend on the Fund's size and the extent of its holdings of special situation issuers relative to total net assets.

DERIVATIVES. The Fund may use derivative instruments, such as futures contracts, options, and forward currency contracts, for hedging or as a means of enhancing return. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's sub-adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

EMERGING MARKETS RISK. The Fund may invest a portion of its assets in securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

TEMPORARY DEFENSIVE POSITION. In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a portion of its assets in cash or the following liquid assets: money market instruments, shares of affiliated money market funds or high-quality debt obligations. During periods in which the Fund employs such a temporary defensive strategy, it will not be pursuing, and will not achieve, its investment objective. For cash management purposes, the Fund may also hold a portion of its assets in cash or such liquid assets.

PORTFOLIO TURNOVER. The Fund may actively trade securities in seeking to achieve its objective. Doing so may increase transaction costs, which may reduce performance. Active trading also may increase short-term gains and losses.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/Select Global Growth Fund is Wellington Management Company, LLP ("Wellington Management"). Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years.

As of December 31, 2004, Wellington Management had investment management authority with respect to approximately $470 billion in assets.

Andrew S. Offit, Senior Vice President and Partner of Wellington Management, has served as portfolio manager for the Fund since May 2004. Mr. Offit joined Wellington Management as an investment professional in 1997.

Jean-Marc Berteaux, Vice President of Wellington Management, has been involved in portfolio management and securities analysis for the Fund since May 2004. Mr. Berteaux joined Wellington Management as an investment professional in 2001. Prior to joining Wellington Management, Mr. Berteaux was an investment professional at John Hancock Funds (1998-2001).

The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed, and ownership of securities in the Fund.

JNL/SELECT LARGE CAP GROWTH FUND (formerly JNL/Janus Aggressive Growth Fund)

INVESTMENT OBJECTIVE. The investment objective of the JNL/Select Large Cap Growth Fund is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio of common stocks of large U.S. companies selected for their growth potential. In selecting equity securities, the sub-adviser looks for companies with the ability to sustain growth at a faster pace than the market. The JNL/Select Large Cap Growth Fund may invest in companies of any size, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index. The Fund may invest up to 25% of its total assets in securities of foreign issuers and non-dollar securities. Foreign securities include (1) companies organized outside of the United States, (2) foreign governments and agencies or instrumentalities of foreign governments and
(3) issuers whose economic fortunes and risks are primarily linked with markets outside the United States. The sub-adviser selects securities for their capital growth potential; investment income is not a consideration. The key characteristics of growth companies favored by the Fund include a leadership position within the industry, a strong balance sheet, a high return on equity, accelerating earnings, growth in earnings per share, unrecognized or undervalued assets, and a strong management team. Securities may be sold for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising. To provide flexibility to take advantage of investment opportunities or to meet redemption requests or for temporary defensive purposes, the Fund may hold a portion of its asset in money market investments including repurchase agreements. Doing so may reduce the potential for appreciation in the Fund's portfolio.

The Fund may invest to a lesser degree in other types of securities, including preferred stock, warrants, convertible securities and debt securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o INVESTMENT STYLE RISK. The fund is subject to the risk that returns from large cap growth stocks will trail returns from the overall stock market. The fund uses a "growth" investing style. Some other funds use a "value" investing style. Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue and earnings. Value funds typically emphasize stocks whose prices are below-average in comparison to earnings and book value, although they may yield above-average dividends. In the past, over the long-term, the growth and value stock categories have had similar returns; however, each category sometimes outperforms the other. These periods, in the past, sometimes have lasted for several years.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

As of May 1, 2004, Wellington Management Company LLP ("Wellington Management") replaced Janus Capital Management LLC (Janus) as the sub-adviser to this Fund. Returns shown reflect the results achieved in part by the prior sub-adviser.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31
18.95%   12.67%   57.66%   94.43%   -20.97% -30.18%  -29.76%  35.46%   11.67%
[insert chart]
1996     1997     1998     1999     2000    2001     2002     2003     2004

In the periods shown in the chart, the Fund's highest quarterly return was 41.64% (4th quarter of 1999) and its lowest quarterly return was -24.01% (1st quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
---------------------------------------------------------- ------------------ ------------------ -------------------
                                                                1 year             5 year          Life of Fund*
---------------------------------------------------------- ------------------ ------------------ -------------------
JNL/Select Large Cap Growth Fund (Class A)                       11.67%           -10.11%              12.03%
Russell 1000(R) Growth Index                                      5.23%           -10.02%               7.46%
S&P 500 Index                                                    10.88%            -2.29%              10.81%
---------------------------------------------------------- ------------------ ------------------ -------------------

The Russell 1000 Growth Index is a broad-based, unmanaged index.
The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.
* The Fund began operations on May 15, 1995.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

----------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)]
----------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------- -------------------------
                                                                                               CLASS A
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
Management/Administrative Fee*                                                                  0.78%
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
12b-1 Service Fee                                                                               0.20%
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
Other Expenses                                                                                  0.01%
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
Total Fund Annual Operating Expenses                                                            0.99%
-------------------------------------------------------------------------------------- -------------------------

* This fee reflects a reduction in connection with the approval of Wellington as the new sub-adviser to the Fund. These estimates are based on the Fund's actual operating expenses for its most recently completed fiscal year, as adjusted for contractual changes.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

-------------------------------------------------------------------------------------- -------------------------
EXPENSE EXAMPLE                                                                                CLASS A
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
1 Year                                                                                           $101
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
3 Years                                                                                          $315
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
5 Years                                                                                          $547
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
10 Years                                                                                       $1,213
-------------------------------------------------------------------------------------- -------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. SPECIAL SITUATIONS. The Fund may invest in "special situations" from time to time. A special situation arises when, in the opinion of the sub-adviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating special situations might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention. The impact of this strategy on the Fund will depend on the Fund's size and the extent of its holdings of special situation issuers relative to total net assets.

TEMPORARY DEFENSIVE POSITION. In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a portion of its assets in cash or the following liquid assets: money market instruments, shares of affiliated money market funds or high-quality debt obligations. During periods in which the Fund employs such a temporary defensive strategy, it will not be pursuing, and will not achieve, its investment objective. For cash management purposes, the Fund may also hold a portion of its assets in cash or such liquid assets.

PORTFOLIO TURNOVER. The Fund may actively trade securities in seeking to achieve its objective. Doing so may increase transaction costs, which may reduce performance. Active trading also may increase short-term gains and losses.

DERIVATIVES. The Fund may use derivative instruments, such as futures contracts, options, and forward currency contracts, for hedging or as a means of enhancing return. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's sub-adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/Select Large Cap Growth Fund is Wellington Management Company, LLP ("Wellington Management"). Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years.

As of December 31, 2004, Wellington Management had investment management authority with respect to approximately $470 billion in assets.

John A. Boselli, CFA, Senior Vice President and Partner of Wellington Management, has served as portfolio manager for the Fund since May 2004. Mr. Boselli joined Wellington Management as an investment professional in 2002. Prior to joining Wellington Management, he was with Putnam Investments Inc., for six years (1996 - 2002) as a Managing Director in the Global Equity Research Group. He holds the Chartered Financial Analyst designation.

Andrew J. Shilling, CFA, Senior Vice President and Partner of Wellington Management, has been involved in portfolio management and securities analysis for the Fund since May 2004. Mr Shilling joined Wellington Management as an investment professional in 1994.

The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed, and ownership of securities in the Fund.

JNL/SELECT MONEY MARKET FUND (formerly JNL/PPM America Money Market Fund)

INVESTMENT OBJECTIVE. The investment objective of the JNL/Select Money Market Fund is to achieve as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity by investing in high quality, short-term money market instruments.

PRINCIPAL INVESTMENT STRATEGIES. The Fund invests in high-quality, U.S. dollar-denominated money market instruments that mature in 397 days or less. The Fund primarily invests in money market instruments rated in one of the two highest short-term credit rating categories, including:

     o Obligations issued or guaranteed as to principal and interest by the U.S. government, its agencies and instrumentalities or by state and local governments;

     o Obligations, such as time deposits, certificates of deposit and bankers acceptances, issued by U.S. and foreign banks and other lending institutions;

     o Commercial paper and other short-term obligations of U.S. and foreign issuers (including asset-backed securities);

     o Obligations issued or guaranteed by foreign governments or any of their political subdivisions, agencies or instrumentalities, including obligations of supranational entities; and

     o Repurchase agreements on obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

The sub-adviser's investment approach combines top-down analysis with fundamental bottom-up security selection. The manager considers factors such as the anticipated level of interest rates and the maturity of individual securities to determine the Fund's overall weighted average maturity. The overall weighted average maturity of the Fund's investments is 90 days or less.

The sub-adviser manages the Fund to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, including those as to quality, diversification and maturity. The Fund may invest more than 25% of its assets in the U.S. banking industry.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, you could lose money by investing in the Fund. While the Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund itself. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Fixed income securities in general are subject to credit risk and market risk. Credit risk is the actual or perceived risk that the issuer of the security will not pay the interest and principal payments when due. The value of a security typically declines if the issuer's credit quality deteriorates. Market risk, also known as interest rate risk, is the risk that interest rates will rise and the value of the securities, including those held by the Fund, will fall. A broad-based market drop may also cause a security's price to fall.

     o RISK OF INVESTMENT IN BANKING INDUSTRY. Because the Fund may invest more than 25% of total assets in securities issued by U.S. banks, its performance could be affected by factors influencing the health of the banking industry. These may include economic trends, industry competition and governmental actions, as well as factors affecting the financial stability of borrowers. The bank securities in which the Fund may invest typically are not insured by the federal government. Securities that do not represent deposits have lower priority in the bank's capital structure than those that do. This lower priority means that, in the event of insolvency of the bank that issued the security, the security could become worth less than the Fund paid for it.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

As of October 4, 2004, Wellington Management Company, LLP replaced PPM America, Inc. as the sub-adviser to the Fund. Returns shown reflect the results achieved in part by the prior sub-adviser.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31
4.87%          5.01% 4.99%   4.67%    5.83%    3.45%    1.07%    0.46%   0.78%
[insert chart]
1996           1997  1998    1999     2000     2001     2002     2003    2004

In the periods shown in the chart, the Fund's highest quarterly return was 1.50% (4th quarter of 2000) and its lowest quarterly return was 0.09% (3rd and 4th quarter of 2003).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
--------------------------------------------------------- --------------- ------------------ -----------------------
                                                              1 year           5 year            Life of Fund*
--------------------------------------------------------- --------------- ------------------ -----------------------
JNL/Select Money Market Fund (Class A)                          0.78%            2.29%              3.55%
Merrill Lynch Treasury Bill Index (3 month)                     1.33%            2.95%              3.94%
--------------------------------------------------------- --------------- ------------------ -----------------------

The 7-day yield of the Fund on December 31, 2004, was 1.63%. The Merrill Lynch
Treasury Bill Index is a broad-based unmanaged index.
* The Fund began operations on May 15, 1995.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

--------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
--------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------ -------------------------
                                                                                                   CLASS A
------------------------------------------------------------------------------------------ -------------------------
------------------------------------------------------------------------------------------ -------------------------
Management/Administrative Fee                                                                       0.40%
------------------------------------------------------------------------------------------ -------------------------
------------------------------------------------------------------------------------------ -------------------------
12b-1 Service Fee                                                                                   0.20%
------------------------------------------------------------------------------------------ -------------------------
------------------------------------------------------------------------------------------ -------------------------
Other Expenses                                                                                      0.01%
------------------------------------------------------------------------------------------ -------------------------
------------------------------------------------------------------------------------------ -------------------------
Total Fund Annual Operating Expenses                                                                0.61%
------------------------------------------------------------------------------------------ -------------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------------ -------------------------
EXPENSE EXAMPLE                                                                                    CLASS A
------------------------------------------------------------------------------------------ -------------------------
------------------------------------------------------------------------------------------ -------------------------
1 Year                                                                                               $62
------------------------------------------------------------------------------------------ -------------------------
------------------------------------------------------------------------------------------ -------------------------
3 Years                                                                                              $195
------------------------------------------------------------------------------------------ -------------------------
------------------------------------------------------------------------------------------ -------------------------
5 Years                                                                                              $340
------------------------------------------------------------------------------------------ -------------------------
------------------------------------------------------------------------------------------ -------------------------
10 Years                                                                                             $762
------------------------------------------------------------------------------------------ -------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER. The sub-adviser to the JNL/Select Money Market Fund is Wellington Management Company, LLP ("Wellington Management"). Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2004, Wellington Management had investment management authority with respect to approximately $470 billion in assets.

JNL/SELECT VALUE FUND (formerly JNL/PPM America Value Fund)

INVESTMENT OBJECTIVE. The investment objective of the JNL/Select Value Fund is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to meet its objective by investing under normal circumstances at least 65% of its total assets in common stocks of domestic companies. Although the Fund may invest in companies with a broad range of market capitalizations, the Fund will tend to focus on companies with large market capitalizations (generally above $3 billion). The Fund may invest up to 20% of its total assets in the securities of foreign issuers. Foreign securities include (1) companies organized outside of the United States,
(2) foreign governments and agencies or instrumentalities of foreign governments and (3) issuers whose economic fortunes and risks are primarly linked with markets outside the United States. Using a value approach, the Fund seeks to invest in stocks that are underpriced relative to other stocks. The Fund's investment approach is based on the fundamental analysis of companies with large market capitalizations and estimated below-average valuation ratios. Fundamental analysis may include the assessment of company-specific factors such as its business environment, management quality, financial statements and outlook, dividends and other related measures of value. The typical purchase candidate may be characterized as an overlooked or misunderstood company with sound fundamentals. Holdings are frequently in viable, growing businesses with solid financial strength in industries that are temporarily out of favor and under-researched by institutions, but provide the potential for above-average total returns and sell at below-average estimated price-to-earnings multiples. The sub-adviser relies on stock selection to achieve its results, rather than trying to time market fluctuations. Limited consideration is given to macroeconomic analysis in establishing sector and industry weightings.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose all or a portion of your money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks of U.S. companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o VALUE INVESTING RISK. With a value approach, there is also the risk that stocks may remain undervalued during a given period, or that a stock judged to be undervalued may in fact be appropriately priced. This may happen because value stocks as a category lose favor with investors compared to growth stocks or because the manager failed to anticipate which stocks or industries would benefit from changing market or economic conditions. A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value or the factors that the manager believes will increase the price of the security do not occur.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to broad-based indices since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

As of October 4, 2004, Wellington Management Company, LLP replaced PPM America, Inc. as the sub-adviser to the Fund. Returns shown reflect the results achieved in part by the prior sub-adviser.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31
34.80%            14.77%
[insert chart]
2003              2004

In the periods shown in the chart, the Fund's highest quarterly return was 19.83% (2nd quarter of 2003) and its lowest quarterly return was 0.32% (3rd quarter of 2004).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
-------------------------------------------------------------------- -------------------- ---------------------
                                                                           1 year            Life of Fund*
-------------------------------------------------------------------- -------------------- ---------------------
JNL/Select Value Fund (Class A)                                              14.77%               26.40%
Russell 1000 Value Index                                                     13.70%               21.85%
S&P 500 Barra Value Index                                                    15.69%               25.69%
-------------------------------------------------------------------- -------------------- ---------------------

The Russell 1000 Value Index is a broad-based, unmanaged index. The S&P 500
Barra Value Index is a broad-based, unmanaged index.
* The Fund began operations on September 30, 2002.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

-----------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
-----------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------ ----------------------
                                                                                                  CLASS A
------------------------------------------------------------------------------------------ ----------------------
------------------------------------------------------------------------------------------ ----------------------
Management/Administrative Fee                                                                      0.65%
------------------------------------------------------------------------------------------ ----------------------
------------------------------------------------------------------------------------------ ----------------------
12b-1 Service Fee                                                                                  0.20%
------------------------------------------------------------------------------------------ ----------------------
------------------------------------------------------------------------------------------ ----------------------
Other Expenses                                                                                     0.01%
------------------------------------------------------------------------------------------ ----------------------
------------------------------------------------------------------------------------------ ----------------------
Total Fund Annual Operating Expenses                                                               0.86%
------------------------------------------------------------------------------------------ ----------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

-------------------------------------------------------------------------------------- ----------------------------
EXPENSE EXAMPLE                                                                                  CLASS A
-------------------------------------------------------------------------------------- ----------------------------
-------------------------------------------------------------------------------------- ----------------------------
1 Year                                                                                               $88
-------------------------------------------------------------------------------------- ----------------------------
-------------------------------------------------------------------------------------- ----------------------------
3 Years                                                                                             $274
-------------------------------------------------------------------------------------- ----------------------------
-------------------------------------------------------------------------------------- ----------------------------
5 Years                                                                                             $477
-------------------------------------------------------------------------------------- ----------------------------
-------------------------------------------------------------------------------------- ----------------------------
10 Years                                                                                          $1,061
-------------------------------------------------------------------------------------- ----------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The Fund may hold cash or cash equivalents such as high quality money market instruments pending investment and to retain flexibility in meeting redemptions and paying expenses. Certain investments and investment techniques have additional risks, such as the potential use of leverage by the Fund through borrowings, securities lending and other investment techniques.

TEMPORARY DEFENSIVE POSITION. The Fund may adopt a temporary defensive position, such as investing up to all of its assets in cash or cash equivalents, during adverse market, economic or other circumstances that the sub-adviser believes require immediate action to avoid losses. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/Select Value Fund is Wellington Management Company, LLP ("Wellington Management"). Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2004, Wellington Management had investment management authority with respect to approximately $470 billion in assets.

Karen H. Grimes, CFA, has served as portfolio manager for the Fund since October 2004. Ms. Grimes is a Vice President of Wellington Management and has been an investment professional with the firm since 1995.

John R. Ryan, CFA, Senior Vice President and Managing Partner of Wellington Management, has been involved in portfolio management and securities analysis for the Fund since October 2004. Mr. Ryan joined Wellington Management as an investment professional in 1981.

The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed, and ownership of securities in the Fund.

JNL/T. ROWE PRICE ESTABLISHED GROWTH FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/T. Rowe Price Established Growth Fund is long-term growth of capital and increasing dividend income.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing primarily in common stocks. The Fund concentrates its investments in growth companies. The sub-adviser seeks investments in companies that have the ability to pay increasing dividends through strong cash flow. The sub-adviser generally looks for companies with an above-average rate of earnings growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. The sub-adviser believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price. While the Fund invests principally in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures and options, in keeping with Fund objectives. The Fund may invest up to 30% of its total assets (excluding reserves) in foreign securities.

In pursuing its investment objective, the Fund's sub-adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Fund's sub-adviser believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests primarily in equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o DERIVATIVES RISK. Investing in derivative instruments, such as options, futures contracts, hybrids, forward currency contracts, indexed securities and asset-backed securities, involves special risks. In order to realize the desired result from the investment, the Fund's sub-adviser must correctly predict price movements, during the life of a derivative, or of the underlying asset. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, effective May 2, 2005, the Fund was combined with JNL/Alliance Capital Growth Fund, with the Fund as the surviving Fund. The performance shown is the Fund's historic performance and does not reflect the performance of the JNL/Alliance Capital Growth Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31
22.59%        29.47%  27.78%  21.77%   -0.34%   -10.23%  -23.33% 3.054%   9.89%
[insert chart]
1996          1997    1998    1999     2000     2001     2002    2003     2004

In the periods shown in the chart, the Fund's highest quarterly return was 23.36% (4th quarter of 1998) and its lowest quarterly return was -15.30% (3rd quarter of 2002).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
------------------------------------------------------------------ ------------- --------------- ------------------
                                                                      1 year         5 year        Life of Fund*
------------------------------------------------------------------ ------------- --------------- ------------------
JNL/T. Rowe Price Established Growth Fund (Class A)                        9.89%     -0.32%            11.88%
S&P 500 Index                                                             10.88%     -2.29%            10.81%
------------------------------------------------------------------ ------------- --------------- ------------------

The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.
* The Fund began operations on May 15, 1995.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------- -----------------------
                                                                                                     CLASS A
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Management/Administrative Fee*                                                                        0.70%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
12b-1 Service Fee                                                                                     0.20%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Other Expenses                                                                                        0.01%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Total Fund Annual Operating Expenses                                                                  0.91%
--------------------------------------------------------------------------------------------- -----------------------

* A reduction in the advisory fee took place on January 1, 2005. These estimates are based on the Fund's actual operating expenses for its most recently completed fiscal year, as adjusted for contractual changes.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

--------------------------------------------------------------------------------------- ------------------------
EXPENSE EXAMPLE                                                                                 CLASS A
--------------------------------------------------------------------------------------- ------------------------
--------------------------------------------------------------------------------------- ------------------------
1 Year                                                                                            $93
--------------------------------------------------------------------------------------- ------------------------
--------------------------------------------------------------------------------------- ------------------------
3 Years                                                                                          $290
--------------------------------------------------------------------------------------- ------------------------
--------------------------------------------------------------------------------------- ------------------------
5 Years                                                                                          $504
--------------------------------------------------------------------------------------- ------------------------
--------------------------------------------------------------------------------------- ------------------------
10 Years                                                                                       $1,120
--------------------------------------------------------------------------------------- ------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The JNL/T. Rowe Price Established Growth Fund invests most of its assets in common stocks of U.S. companies. However, the Fund may invest in other securities, including foreign securities, convertible securities, warrants, preferred stocks and corporate and government debt obligations, in keeping with Fund objectives.

The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

A Fund's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/T. Rowe Price Established Growth Fund is T. Rowe Price Associates, Inc. (T. Rowe), located at 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe was founded in 1937. T. Rowe and its affiliates provide investment advisory services to individual and institutional investor accounts. T. Rowe is a wholly owned subsidiary of T. Rowe Price Group, Inc., a publicly traded company the principal business of which is investment management services.

The Fund has an Investment Advisory Committee. Robert W. Smith, as Committee Chairman, is responsible for the day-to-day management of the Fund and works with the Committee in developing and executing the Fund's investment program. He is a Vice President of T. Rowe Price Group, Inc., T. Rowe Price Associates, Inc., and T. Rowe Price International, Inc. He is also a Portfolio Manager in the Equity Division. Bob serves as President and Investment Advisory Committee Chairman of the Growth Stock Fund. Bob is also a Vice President and Investment Advisory Committee member of the Blue Chip Growth Fund, Global Stock Fund, Emerging Europe & Mediterranean Fund, Emerging Markets Stock Fund, European Stock Fund, International Discovery Fund, International Growth & Income Fund, Media & Telecommunications Fund, and New America Growth Fund. Bob joined the firm in 1992 as a Research Analyst and previously served for five years as an Investment Analyst for Massachusetts Financial Services. Bob earned a B.S. in Finance and Economics from the University of Delaware and an M.B.A. from the Darden Graduate School of Business, University of Virginia.

The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of securities in the Fund.

JNL/T. ROWE PRICE MID-CAP GROWTH FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/T. Rowe Price Mid-Cap Growth Fund is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes), under normal circumstances, in a broadly diversified portfolio of common stocks of medium-sized (mid-capitalization) companies whose earnings the sub-adviser expects to grow at a faster rate than the average company. The sub-adviser defines mid-capitalization companies as those whose market capitalization, at the time of acquisition by the Fund, falls within the capitalization range of companies in the S&P MidCap 400 Index or the Russell Midcap(R) Growth Index - as of December 31, 2004, generally between $344.4 million and $34.5 billion. The market cap at companies in the Fund's portfolio and the S&P MidCap 400 and the Russell Midcap(R) Growth indices changes over time. However, the Fund will not automatically sell or cease to purchase stock of a company it already owns just because the company's market capitalization grows or falls outside this range. In addition, the Fund on occasion will purchase stock of some larger and smaller companies that have qualities consistent with the portfolio's core characteristics but whose market capitalization is outside the capitalization range of mid-cap companies.

Stock selection is based on a combination of fundamental bottom-up analysis and top-down quantitative strategies in an effort to identify companies with superior long-term appreciation prospects. Proprietary quantitative models are used to identify, measure and evaluate the characteristics of companies in the mid-cap growth sector that can influence stock returns. In addition, a portion of the portfolio will be invested using T. Rowe Price's fundamental research. The Portfolio will be broadly diversified, and this helps to mitigate the downside risk attributable to any single poorly-performing security.

As sub-adviser to the Fund, T. Rowe Price generally selects stocks using a growth approach and looks for companies that have:

     >> A demonstrated ability to consistently increase revenues, earnings and cash flow;

     >>   Capable management;

     >> Attractive business niches and operate in industries experiencing increasing demand;

     >>   A sustainable competitive advantage;

     >>   Proven products or services; or

     >>   Stock prices that appear to undervalue their growth prospects.

In pursuing its investment objective, the Fund's sub-adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Fund's sub-adviser believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

     o MID-CAP INVESTING RISK. Stocks of mid-capitalization companies entail greater risk and are usually more volatile than shares of larger companies. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31
23.47%     18.21%    21.49%    24.01% 7.16%  -1.49%   -21.93%  38.60%   18.03%
[insert chart]
1996       1997      1998      1999   2000   2001     2002     2003     2004

In the periods shown in the chart, the Fund's highest quarterly return was 27.05% (4th quarter of 1998) and its lowest quarterly return was -19.54% (3rd quarter of 2002).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
-------------------------------------------------------------- ----------------- --------------- ------------------
                                                                    1 year           5 year        Life of Fund*
-------------------------------------------------------------- ----------------- --------------- ------------------
JNL/T. Rowe Price Mid-Cap Growth Fund (Class A)                     18.03%           6.15%           14.95%
S&P MidCap 400 Index                                                16.49%           9.53%           15.09%
Russell MidCap(R) Index                                             18.37%           5.97%           11.57%
-------------------------------------------------------------- ----------------- --------------- ------------------

The S&P MidCap 400 Index and the Russell MidCap(R) Index are broad-based, unmanaged indices.
* The Fund began operations on May 15, 1995.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------- ----------------------
                                                                                                      CLASS A
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Management/Administrative Fee                                                                          0.81%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
12b-1 Service Fee                                                                                      0.20%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Other Expenses                                                                                         0.01%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Total Fund Annual Operating Expenses                                                                   1.02%
---------------------------------------------------------------------------------------------- ----------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------ ---------------------------
EXPENSE EXAMPLE                                                                               CLASS A
------------------------------------------------------------------------------------ ---------------------------
------------------------------------------------------------------------------------ ---------------------------
1 Year                                                                                           $104
------------------------------------------------------------------------------------ ---------------------------
------------------------------------------------------------------------------------ ---------------------------
3 Years                                                                                          $325
------------------------------------------------------------------------------------ ---------------------------
------------------------------------------------------------------------------------ ---------------------------
5 Years                                                                                          $563
------------------------------------------------------------------------------------ ---------------------------
------------------------------------------------------------------------------------ ---------------------------
10 Years                                                                                       $1,248
------------------------------------------------------------------------------------ ---------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The Fund may also invest in securities other than U.S. common stocks, including foreign securities, futures and options, convertible securities, and warrants, in keeping with Fund objectives.

The Fund may invest up to 25% of its assets (excluding reserves) in foreign securities. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

DERIVATIVES. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and hybrids, involves special risks. The Fund may use derivative instruments for hedging purposes and to maintain market exposure. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in securities prices. If the Fund uses futures and options, it is exposed to additional volatility and potential losses. In order to realize the desired result from the investment, the Fund's sub-adviser must correctly predict price movements, during the life of a derivative, or of the underlying asset. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

A Fund's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/T. Rowe Price Mid-Cap Growth Fund is T. Rowe Price Associates, Inc. (T. Rowe), located at 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe was founded in 1937. T. Rowe and its affiliates provide investment advisory services to individual and institutional investor accounts. T. Rowe is a wholly owned subsidiary of T. Rowe Price Group, Inc., a publicly traded company the principal business of which is investment management services.

The Fund has an Investment Advisory Committee co-chaired by Brian W.H. Berghuis and Donald J. Peters. Brian W.H. Berghuis, CFA, is Co-Chairman of the Investment Advisory Committee for the JNL/T. Rowe Price Mid-Cap Growth Fund. He is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc., and a Portfolio Manager in the Equity Division. He is President of the Mid-Cap Growth Fund and Chairman of the fund's Investment Advisory Committee. Brian is also a Vice President and Investment Advisory Committee member of the New Horizons Fund and New America Growth Fund. He joined the firm in 1985. Brian earned an A.B. from Princeton University and an M.B.A. from Harvard Business School. He is a past President of the Baltimore Security Analysts Society. Brian has also earned the Chartered Financial Analyst accreditation.

Don Peters is Co-Chairman of the Investment Advisory Committee for the JNL/T. Rowe Price Mid-Cap Growth Fund. He is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc., and a Portfolio Manager in the Equity Division. He is a portfolio manager for major institutional relationships and the Diversified Mid-Cap Growth Fund, Tax-Efficient Growth Fund, Tax-Efficient Multi-Cap Growth Fund and the equity portion of the Tax-Efficient Balanced Fund. Prior to joining the firm in 1993, he was a Portfolio Manager for Geewax, Terker and Company. Don is a former naval officer and was interviewed and selected by Admiral Hyman G. Rickover to work on his headquarters staff for the Navy's nuclear propulsion program. He earned a B.A., summa cum laude, in Economics from Tulane University and an M.B.A. in Finance from the Wharton School, University of Pennsylvania.

The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of securities in the Fund.

JNL/T. ROWE PRICE VALUE FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/T. Rowe Price Value Fund is to provide long-term capital appreciation by investing in common stocks believed to be undervalued. Income is a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES. In taking a value approach to investment selection, at least 65% of total assets will be invested in common stocks the Fund's sub-adviser regards as undervalued. Stock holdings are expected to consist primarily of large-company issues, but may also include mid-cap and small-cap companies. The sub-adviser's research team seeks to identify companies that appear to be undervalued by various measures and may be temporarily out of favor, but have good prospects for capital appreciation. In selecting investments, the sub-adviser generally looks for the following:

     o low price/earnings, price/book value, or price/cash flow ratios relative to the S&P 500 Index, the company's peers, or its own historic norm;

     o    low stock price relative to a company's underlying asset values;

     o    a plan to improve the business through restructuring; and

     o    a sound balance sheet and other positive financial characteristics.

The Fund may invest up to 25% of its total assets (excluding reserves) in foreign securities.

In pursuing its investment objective, the Fund's sub-adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Fund's sub-adviser believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall. Investing in small- and medium-company stocks generally involves greater risks, and they are typically more volatile than larger, more established ones.

     o VALUE INVESTING RISK. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. The Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other types of stock funds. A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value or the factors that the manager believes will increase the price of the security do not occur.

     o SMALL CAP INVESTING RISK. The prices of equity securities of smaller companies may fluctuate more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for the portfolio to sell securities at a desirable price. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

     o FOREIGN INVESTING RISK. The Fund may invest up to 25% of its total assets (excluding reserves) in foreign securities. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o MID-CAP INVESTING RISK. Stocks of mid-capitalization companies entail greater risk and are usually more volatile than shares of larger companies. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31
0.78%             -16.84%           29.97%           15.12%
[insert chart]
2001              2002              2003             2004

In the periods shown in the chart, the Fund's highest quarterly return was 17.89% (2nd quarter of 2003) and its lowest quarterly return was -18.88% (3rd quarter of 2002).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
-------------------------------------------------------------------------- ------------------ -------------------
                                                                                1 year          Life of Fund*
-------------------------------------------------------------------------- ------------------ -------------------
JNL/T. Rowe Price Value Fund (Class A)                                          15.12%             7.65%
Russell 1000 Value Index                                                        13.70%             3.19%
-------------------------------------------------------------------------- ------------------ -------------------

The Russell 1000 Value Index is a broad-based, unmanaged index.
* The Fund began operations on May 1, 2000.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------ --------------------
                                                                                                       CLASS A
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Management/Administrative Fee*                                                                           0.77%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
12b-1 Service Fee                                                                                        0.20%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Other Expenses                                                                                           0.01%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Total Fund Annual Operating Expenses                                                                     0.98%
------------------------------------------------------------------------------------------------ --------------------

* A reduction in the advisory fee took place on January 1, 2005. These estimates are based on the Fund's actual operating expenses for its most recently completed fiscal year, as adjusted for contractual changes.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

-------------------------------------------------------------------------------------- ------------------------
EXPENSE EXAMPLE                                                                                CLASS A
-------------------------------------------------------------------------------------- ------------------------
-------------------------------------------------------------------------------------- ------------------------
1 Year                                                                                          $100
-------------------------------------------------------------------------------------- ------------------------
-------------------------------------------------------------------------------------- ------------------------
3 Years                                                                                         $312
-------------------------------------------------------------------------------------- ------------------------
-------------------------------------------------------------------------------------- ------------------------
5 Years                                                                                         $542
-------------------------------------------------------------------------------------- ------------------------
-------------------------------------------------------------------------------------- ------------------------
10 Years                                                                                      $1,201
-------------------------------------------------------------------------------------- ------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. OTHER INVESTMENTS. Although the Fund will invest primarily in common stocks, the Fund may invest in any type of security or instrument (including certain potentially high-risk derivatives) whose investment characteristics are consistent with the Fund's investment program. These may include:

     o    futures and options

     o    preferred stocks

     o    convertible securities and warrants

     o    fixed  income   securities,   including  lower  quality   (high-yield,
          high-risk bonds) commonly referred to as "junk bonds" (up to 10% of total assets)

     o hybrid instruments (up to 10% of total assets) which combine the characteristics of securities, futures and options

     o    private placements.

DERIVATIVES. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and hybrids, involves special risks. The Fund may use derivative instruments for hedging purposes and to maintain market exposure. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in securities prices. If the Fund uses futures and options, it is exposed to additional volatility and potential losses. In order to realize the desired result from the investment, the Fund's sub-adviser must correctly predict price movements, during the life of a derivative, or of the underlying asset. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

A Fund's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/T. Rowe Price Value Fund is T. Rowe Price Associates, Inc. (T. Rowe), located at 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe was founded in 1937. T. Rowe and its affiliates provide investment advisory services to individual and institutional investor accounts. T. Rowe is a wholly owned subsidiary of T. Rowe Price Group, Inc., a publicly traded company the principal business of which is investment management services.

The Fund has an Investment Advisory Committee. John Linehan, CFA, is Chairman of the Investment Advisory Committee for the JNL/T. Rowe Price Value Fund. He is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc. He is also a Portfolio Manager in the Equity Division. John is President of the Value Fund and Chairman of the fund's Investment Advisory Committee. He also co-manages several of the firm's separate account portfolios as a member of the Large-Cap Strategy Team and is the Lead Portfolio Manager for the SICAV U.S. Large-Cap Value Equity Fund. In addition, John is also a Vice President and member of the Investment Advisory Committee of the Equity Income Fund and the New Era Fund and a Vice President of the Capital Appreciation Fund. John joined the firm in 1998 and has nine years of previous investment experience at Bankers Trust and E.T. Petroleum. He earned a B.A. from Amherst College and an M.B.A. from Stanford University where he was the Henry Ford II Scholar, an Arjay Miller Scholar, and the winner of the Alexander A. Robichek Award in Finance. He has also earned the Chartered Financial Analyst accreditation.

The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed, and ownership of securities in the Fund.

MORE ABOUT THE INVESTMENT OBJECTIVES AND RISKS OF ALL FUNDS

The investment objectives of the respective Funds are not fundamental and may be changed by the Trustees without shareholder approval.

Certain Funds state in the description of their investment strategies that they may invest in futures contracts in certain circumstances. The Fund's use of commodity futures and commodity options trading should not be viewed as providing a vehicle for shareholder participation in a commodity pool. Rather, a Fund will employ such techniques only for: (1) hedging purposes; or (2) otherwise, to the extent that (i) aggregate initial margin and required premiums do not exceed 5 percent of the Fund's net assets; or (ii) the "notional" amount of such contracts does not exceed the net assets of the Fund. Jackson National Asset Management, LLCSM and the sub-advisers have claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, they are not subject to registration or regulation as pool operators under that Act.

                             MANAGEMENT OF THE TRUST

INVESTMENT ADVISER

Under Massachusetts law and the Trust's Declaration of Trust and By-Laws, the management of the business and affairs of the Trust is the responsibility of the Trustees.

Jackson National Asset Management, LLCSM (JNAM L.L.C.(R) or the Adviser), 1 Corporate Way, Lansing, Michigan 48951, is the investment adviser to the Trust and provides the Trust with professional investment supervision and management. The Adviser is a wholly owned subsidiary of Jackson National Life Insurance Company (JNL), which is in turn wholly owned by Prudential plc, a publicly traded life insurance company in the United Kingdom. The Adviser is the successor to Jackson National Financial Services, LLC which served as investment adviser to the Trust from July 1, 1998 until January 31, 2001. Jackson National Financial Services, Inc. served as investment adviser from the inception of the Trust until July 1, 1998.

MANAGEMENT FEE

As compensation for its services, the Adviser receives a fee from the Trust computed separately for each Fund, accrued daily and payable monthly. The fee the Adviser receives from each Fund is set forth below as an annual percentage of the net assets of the Fund. Each JNL/S&P Fund will indirectly bear its pro rata share of fees of the Underlying Funds in addition to the fees shown for that Fund.

............................................... ................................... .................................
                                                                                         ADVISORY FEE (ANNUAL RATE
                                                                                              BASED ON AVERAGE NET
FUND                                           ASSETS                                         ASSETS OF EACH FUND)
----                                           ------                                                       ------
............................................... ................................... .................................
............................................... ................................... .................................
JNL/AIM Large Cap Growth Fund                  $0 to $50 million                                               .75%
                                               $50 to $300 million                                             .70%
                                               Over $300 million                                               .65%

............................................... ................................... .................................
............................................... ................................... .................................
JNL/AIM Real Estate Fund                       $0 to $50 million                                               .75%
                                               Over $50 million                                                .70%

............................................... ................................... .................................
............................................... ................................... .................................
JNL/AIM Small Cap Growth Fund                  $0 to $300 million                                              .85%
                                               Over $300 million                                               .80%

............................................... ................................... .................................
............................................... ................................... .................................
JNL/Alger Growth Fund                          $0 to $300 million                                              .70%
                                               $300 million to $500 million                                    .65%
                                               Over $500 million                                               .60%

............................................... ................................... .................................
............................................... ................................... .................................
JNL/Eagle Core Equity Fund                     $0 to $50 million                                               .70%
                                               $50 million to $300 million                                     .65%
                                               Over $300 million                                               .55%

............................................... ................................... .................................
............................................... ................................... .................................
JNL/Eagle SmallCap Equity Fund                 $0 to $150 million                                              .75%
                                               $150 million to $500 million                                    .70%
                                               Over $500 million                                               .65%

............................................... ................................... .................................
............................................... ................................... .................................
JNL/FMR Balanced Fund                          $0 to $500 million                                              .70%
                                               $500 million to $750 million                                    .65%
                                               Over $750 million                                               .60%

............................................... ................................... .................................
............................................... ................................... .................................
JNL/FMR Capital Growth Fund                    $0 to $250 million                                              .70%
                                               $250 million to $750 million                                    .65%
                                               $750 million to $1.5 billion                                    .60%
                                               Over $1.5 billion                                               .55%

............................................... ................................... .................................
............................................... ................................... .................................
JNL/Franklin Templeton Small Cap Value Fund    $0 to $200 million                                              .85%
                                               $200 million to $500 million                                    .77%
                                               Over $500 million                                               .75%

............................................... ................................... .................................
............................................... ................................... .................................
JNL/Goldman Sachs Mid Cap Value Fund           $0 to $100 million                                              .75%
                                               Over $100 million                                               .70%

............................................... ................................... .................................
............................................... ................................... .................................
JNL/JPMorgan International Equity Fund         $0 to $50 million                                               .75%
                                               $50 million to $200 million                                     .70%
                                               $200 million to $500 million                                    .65%
                                               Over $500 million                                               .60%

............................................... ................................... .................................
............................................... ................................... .................................
JNL/JPMorgan International Value Fund          $0 to $50 million                                               .75%
                                               $50 million to $200 million                                     .70%
                                               $200 million to $500 million                                    .65%
                                               Over $500 million                                               .60%

............................................... ................................... .................................
............................................... ................................... .................................
JNL/Lazard Mid Cap Value Fund                  $0 to $100 million                                              .75%
                                               $100 million to $250 million                                    .70%
                                               Over $250 million                                               .65%

............................................... ................................... .................................
............................................... ................................... .................................
JNL/Lazard Small Cap Value Fund                $0 to $500 million                                              .75%
                                               Over $500 million                                               .70%

............................................... ................................... .................................
............................................... ................................... .................................
JNL/Mellon Capital Management S&P 500 Index    $0 to $500 million                                              .29%
Fund                                           Over $500 million                                               .24%

............................................... ................................... .................................
............................................... ................................... .................................
JNL/Mellon Capital Management S&P 400 MidCap   $0 to $500 million                                              .29%
Index Fund                                     Over $500 million                                               .24%

............................................... ................................... .................................
............................................... ................................... .................................
JNL/Mellon Capital Management Small Cap        $0 to $500 million                                              .29%
Index Fund                                     Over $500 million                                               .24%

............................................... ................................... .................................
............................................... ................................... .................................
JNL/Mellon Capital Management International    $0 to $500 million                                              .30%
Index Fund                                     Over $500 million                                               .25%

............................................... ................................... .................................
............................................... ................................... .................................
JNL/Mellon Capital Management Bond Index Fund  $0 to $500 million                                              .30%
                                               Over $500 million                                               .25%

............................................... ................................... .................................
............................................... ................................... .................................
JNL/Mellon Capital Management Enhanced S&P     $0 to $50 million                                               .50%
500 Stock Index Fund                           Over $50 million                                                .45%

............................................... ................................... .................................
............................................... ................................... .................................
JNL/Oppenheimer Global Growth Fund             $0 to $300 million                                              .70%
                                               Over $300 million                                               .60%

............................................... ................................... .................................
............................................... ................................... .................................
JNL/Oppenheimer Growth Fund                    $0 to $300 million                                              .70%
                                               Over $300 million                                               .60%

............................................... ................................... .................................
............................................... ................................... .................................
JNL/PIMCO Total Return Bond Fund               All assets                                                      .50%

............................................... ................................... .................................
............................................... ................................... .................................
JNL/Putnam Equity Fund                         $0 to $150 million                                             .675%
                                               $150 million to $300 million                                    .60%
                                               Over $300 million                                              .575%

............................................... ................................... .................................
............................................... ................................... .................................
JNL/Putnam Midcap Growth Fund                  $0 to $300 million                                              .75%
                                               Over $300 million                                               .70%

............................................... ................................... .................................
............................................... ................................... .................................
JNL/Putnam Value Equity Fund                   $0 to $150 million                                             .675%
                                               $150 million to $300 million                                    .60%
                                               Over $300 million                                              .575%

............................................... ................................... .................................
............................................... ................................... .................................
JNL/Salomon Brothers High Yield Bond Fund      $0 to $50 million                                               .55%
                                               $50 million to $150 million                                     .50%
                                               $150 million to $300 million                                   .475%
                                               $300 million to $500 million                                    .45%
                                               Over $500 million                                              .425%

............................................... ................................... .................................
............................................... ................................... .................................
JNL/Salomon Brothers Strategic Bond Fund       $0 to $150 million                                              .65%
                                               $150 million to $500 million                                    .60%
                                               Over $500 million                                               .55%

............................................... ................................... .................................
............................................... ................................... .................................
JNL/Salomon Brothers U.S. Government &         $0 to $150 million                                              .50%
Quality Bond Fund                              $150 million to $300 million                                    .45%
                                               $300 million to $500 million                                    .40%
                                               Over $500 million                                               .35%

............................................... ................................... .................................
............................................... ................................... .................................
JNL/Select Balanced Fund                       $0 to $50 million                                               .55%
                                               $50 million to $150 million                                     .50%
                                               $150 million to $300 million                                   .475%
                                               $300 million to $500 million                                    .45%
                                               Over $500 million                                              .425%

............................................... ................................... .................................
............................................... ................................... .................................
JNL/Select Global Growth Fund                  $0 to $150 million                                              .75%
                                               $150 million to $500 million                                    .70%
                                               $500 million to $750 million                                    .65%
                                               Over $750 million                                               .60%

............................................... ................................... .................................
............................................... ................................... .................................
JNL/Select Large Cap Growth Fund               $0 to $150 million                                              .70%
                                               $150 million to $500 million                                    .65%
                                               $500 million to $750 million                                    .60%
                                               Over $750 million                                               .55%

............................................... ................................... .................................
............................................... ................................... .................................
JNL/Select Money Market Fund                   $0 to $500 million                                              .30%
                                               Over $500 million                                               .25%

............................................... ................................... .................................
............................................... ................................... .................................
JNL/Select Value Fund                          $0 to $300 million                                              .55%
                                               $300 million to $500 million                                    .50%
                                               Over $500 million                                               .45%

............................................... ................................... .................................
............................................... ................................... .................................
JNL/T. Rowe Price Established Growth Fund      $0 to $150 million                                              .65%
                                               $150 to $500 million                                            .60%
                                               Over $500 million                                               .55%

............................................... ................................... .................................
............................................... ................................... .................................
JNL/T. Rowe Price Mid-Cap Growth Fund          $0 to $150 million                                              .75%
                                               Over $150 million                                               .70%

............................................... ................................... .................................
............................................... ................................... .................................
JNL/T. Rowe Price Value Fund                   $0 to $150 million                                              .70%
                                               $150 to $500 million                                            .65%
                                               Over $500 million                                               .60%

............................................... ................................... .................................

SUB-ADVISORY ARRANGEMENTS

The Adviser selects, contracts with and compensates sub-advisers to manage the investment and reinvestment of the assets of the Funds of the Trust. The Adviser monitors the compliance of such sub-advisers with the investment objectives and related policies of each Fund and reviews the performance of such sub-advisers and reports periodically on such performance to the Trustees of the Trust.

Under the terms of each of the Sub-Advisory Agreements with the Adviser, the sub-adviser manages the investment and reinvestment of the assets of the assigned Fund, subject to the supervision of the Trustees of the Trust. The sub-adviser formulates a continuous investment program for each such Fund consistent with its investment objectives and policies outlined in this Prospectus. Each sub-adviser, except SPIAS, implements such programs by purchases and sales of securities. Because the investments of the Funds for which SPIAS is sub-adviser consist exclusively of shares of other Funds of the Trust, SPIAS relays its program recommendations to the Adviser for implementation. Each sub-adviser regularly reports to the Adviser and the Trustees of the Trust with respect to the implementation of such programs.

As compensation for its services, each sub-adviser receives a fee from the Adviser computed separately for the applicable Fund, stated as an annual percentage of the net assets of such Fund. The SAI contains a schedule of the management fees the Adviser currently is obligated to pay the sub-advisers out of the advisory fee it receives from the Fund.

The Adviser and the Trust, together with other investment companies of which the Adviser is investment adviser, has been granted an exemption from the Securities and Exchange Commission that allows the Adviser to hire, replace or terminate sub-advisers with the approval of the Board of Trustees, but without the approval of shareholders. The order allows the Adviser to revise a sub-advisory agreement with the approval of the Board of Trustees, but without shareholder approval. Under the terms of the exemption, if a new sub-adviser is hired by the Adviser, shareholders in the affected Fund will receive information about the new sub-adviser within 90 days of the change. The order allows the Funds to operate more efficiently and with greater flexibility. The Adviser provides the following oversight and evaluation services to the Funds, including, but not limited to:

     o performing initial due diligence on prospective sub-advisers for the Funds;

     o    monitoring the performance of sub-advisers;

     o    communicating performance expectations to the sub-advisers; and

     o    ultimately   recommending   to  the  Board  of   Trustees   whether  a
          sub-adviser's contract should be renewed, modified or terminated.

The Adviser does not expect to recommend frequent changes of sub-advisers. Although the Adviser will monitor the performance of the sub-advisers, there is no certainty that any sub-adviser or Funds will obtain favorable results at any given time. At a shareholder meeting of the Trust held on October 26, 2000, the shareholders of all Funds approved this multi-manager structure.

                               ADMINISTRATIVE FEE

In addition to the investment advisory fee, each Fund, except the JNL/JPMorgan International Value Fund, the JNL/Select Global Growth Fund, the JNL/Oppenheimer Global Growth Fund, the JNL/Mellon Capital Management International Index Fund, the JNL/JPMorgan International Equity Fund and the JNL/S&P Funds, pays to JNAM L.L.C. (the Administrator) an Administrative Fee of .10% of the average daily net assets of the Fund. The JNL/JPMorgan International Value Fund, the JNL/Select Global Growth Fund, the JNL/Oppenheimer Global Growth Fund, the JNL/Mellon Capital Management International Index Fund and the JNL/JPMorgan International Equity Fund pay an Administrative Fee of .15%. In return for the Administrative Fee, the Administrator provides or procures all necessary administrative functions and services for the operation of the Funds. In addition, the Administrator, at its own expense, arranges for legal, audit, fund accounting, custody, printing and mailing, and all other services necessary for the operation of each Fund. Each Fund is responsible for trading expenses including brokerage commissions, interest and taxes, other non-operating expenses, licensing costs, a portion of the Chief Compliance Officer costs, directors and officers insurance, the fees and expenses of the disinterested Trustees and of independent legal counsel to the disinterested Trustees (categorized as "Other Expenses" in the fee tables).

                                CLASSES OF SHARES

Effective December 15, 2003, the Trust adopted a multi-class plan pursuant to Rule 18f-3 under the 1940 Act. Under the multi-class plan, each Fund has two classes of shares (Class A and Class B), except (i) the JNL/Select Money Market Fund has three classes of shares (Class A, Class B and Class C) and (ii) the JNL/S&P Funds have one class of shares. The outstanding shares of all Funds (except JNL/S&P Funds) as of that date have been redesignated Class A shares.

This prospectus offers one class of shares. Under the multi-class structure, the Class A shares and Class B shares of each Fund, and the Class A, Class B and Class C shares of the JNL/Select Money Market Fund, represent interests in the same portfolio of securities, and will be substantially the same except for "class expenses." The expenses of each Fund will be borne by each Class of shares based on the net assets of the Fund attributable to each Class, except that class expenses will be allocated to each Class. "Class expenses" will include any distribution or administrative or service expense allocable to the appropriate Class, pursuant to the Brokerage Enhancement Plan described below, and any other expense that JNAMSM determines, subject to ratification or approval by the Board, to be properly allocable to that Class, including: (i) printing and postage expenses related to preparing and distributing to the shareholders of a particular Class (or contract owners of variable contracts funded by shares of such Class) materials such as prospectuses, shareholder reports and (ii) professional fees relating solely to one Class.

                                DISTRIBUTION PLAN

All Funds of the Trust except the JNL/Select Money Market Fund and each of the JNL/S&P Funds, have adopted, in accord with the provisions of Rule 12b-1 under the Investment Company Act of 1940, a Distribution Plan (the "Plan").

On September 25, 2003, the Board of Trustees of the Trust, including all of the disinterested Trustees (within the meaning of the Investment Company Act of 1940, as amended), approved the Amended Plan pursuant to Rule 12b-1 with respect to the Class A shares and the Class B shares of each Fund. Also at that meeting, the Board, including all of the Independent Trustees, approved an amendment to the Trust's existing Distribution Agreement with Jackson National Life Distributors, Inc. ("JNLD"), dated December 12, 2002. The Amendment to the Distribution Agreement reflected the provisions of the Amended Plan establishing new Classes of shares and authorizing the Rule 12b-1 fee with respect to Class A shares. Each of the affected Funds approved the Amended Plan and the amendment to the Distribution Agreement at a shareholders meeting held on December 1, 2003.

On November 23, 2004, the Board of Trustees of the Trust approved an amendment to the Amended Plan and also approved an amendment to the Trust's existing Distribution Agreement, terminating the provisions of the Amended Plan and the Distribution Agreement permitting the use of brokerage commissions to promote the sale and distribution of Trust shares through the sale of variable insurance products funded by the Trust. The amendments approved on November 23, 2004 did not require a shareholder vote. As a result of these changes, effective December 13, 2004, Class B shares will no longer be subject to Rule 12b-1 expenses.

JNLD, as principal underwriter, to the extent consistent with existing law, and the Amended Plan, may use the Rule 12b-1 fee to reimburse itself or compensate broker-dealers, administrators or others for providing distribution, administrative, or other services with respect to Class A shares. This description of the Amended Plan and the Amendment to the Distribution Agreement is qualified in its entirety by reference to the Amended Plan, the current Distribution Agreement, and the Amendment to the Distribution Agreement.

For more information about the Plan, including the November 23, 2004 amendment, please read the "Distribution Plan" section of the SAI.

                                 THE DISTRIBUTOR

The Distributor also has the following relationships with the sub-advisers and their affiliates. The Distributor receives payments from certain of the sub-advisers to assist in defraying the costs of certain promotional and marketing meetings in which they participate. The amounts paid depend on the nature of the meetings, the number of meetings attended, the costs expected to be incurred, and the level of the sub-adviser's participation. A brokerage affiliate of the Distributor participates in the sales of shares of retail mutual funds advised by certain of the sub-advisers and receives selling and other compensation from them in connection with those activities, as described in the prospectus or statement of additional information for those funds. In addition, the Distributor acts as distributor of variable annuity contracts and variable life insurance policies (the "Contracts") issued by Jackson National Life Insurance Company and its subsidiary Jackson National Life Insurance Company of New York. Raymond James Financial Services, a brokerage affiliate of the sub-adviser to the JNL/Eagle Funds, participates in the sale of Contracts and is compensated by JNLD for its activities. The compensation consists of commissions, trail commissions, and other compensation or promotional incentives as described in the prospectus or statement of additional information for the Contracts.

                           INVESTMENT IN TRUST SHARES

Shares of the Trust are currently sold to separate accounts (Accounts) of Jackson National Life Insurance Company, 1 Corporate Way, Lansing, Michigan 48951, and Jackson National Life Insurance Company of New York, 2900 Westchester Avenue, Purchase, New York 10577, to fund the benefits under certain variable contracts (Contracts), to qualified retirement plans and other regulated investment companies. The Accounts purchases the shares of the sub-accounts that investin the Funds at their net asset value. There is no sales charge.

Shares of the Funds are not available to the general public directly. Some of the Funds are managed by sub-advisers who manage publicly available mutual funds having similar names and investment objectives. While some of the Funds may be similar to, and may in fact be modeled after publicly available mutual funds, Contract purchasers should understand that the Funds are not otherwise directly related to any publicly available mutual fund. Consequently, the investment performance of publicly available mutual funds and any corresponding Fund may differ substantially.

The net asset value per share of each Fund is determined by the Administrator at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) each day that the New York Stock Exchange is open. The net asset value per share is calculated by adding the value of all securities and other assets of a Fund, deducting its liabilities, and dividing by the number of shares outstanding. Generally, the value of exchange-listed or -traded securities is based on their respective market prices, bonds are valued based on prices provided by an independent pricing service and short-term debt securities are valued at amortized cost, which approximates market value.

The Board of Trustees has adopted procedures pursuant to which the Administrator may determine, subject to Board verification, the "fair value" of a security for which a current market price is not available. Under these procedures, in general the "fair value" of a security shall be the amount, determined by the Administrator in good faith, that the owner of such security might reasonably expect to receive upon its current sale.

A Fund may invest in securities primarily listed on foreign exchanges and that trade on days when the Fund does not price its shares. As a result, a Fund's net asset value may change on days when shareholders are not able to purchase or redeem the Fund's shares.

Because the calculation of a Fund's net asset value does not take place contemporaneously with the determination of the closing prices of the majority of foreign portfolio securities used in the calculation, there exists a risk that the value of foreign portfolio securities will change after the close of the exchange on which they are traded, but before calculation of the Fund's net asset value ("time-zone arbitrage"). Accordingly, the Trust's procedures for pricing of portfolio securities also authorize the Administrator, subject to verification by the Trustees, to determine the "fair value" of such securities for purposes of calculating a Fund's net asset value. The Administrator will "fair value" such securities if it determines that a "significant event" has occurred subsequent to the close of trading in such securities on the exchanges or markets on which they principally are traded, but prior to the time of the Fund's net asset value calculation. A significant event is one that can be expected materially to affect the value of such securities. Certain specified percentage movements in U.S. equity market indices will be deemed under the Trust's pricing procedures to be a "significant event." A "significant event" affecting multiple issuers might also include, but is not limited to, a substantial price movement in other securities markets, an announcement by a governmental, regulatory or self-regulatory authority relating to securities markets, political or economic matters, or monetary or credit policies, a natural disaster such as an earthquake, flood or storm, or the outbreak of civil strife or military hostilities. Accordingly, on any day when such specified percentage movements in U.S. equity market indices occur, the Administrator will adjust the closing prices of all foreign securities held in any Fund's portfolio, based upon an adjustment factor for each such security provided by an independent pricing service, in order to reflect the "fair value" of such securities for purposes of determining a Fund's net asset value. When fair-value pricing is employed, the securities prices used to calculate a Fund's NAV may differ from quoted or published prices for the same securities.

These procedures seek to minimize the opportunities for "time zone arbitrage" in Funds that invest all or substantial portions of their assets in foreign securities, thereby seeking to make those Funds significantly less attractive to "market timers" and other investors who might seek to profit from time zone arbitrage and seeking to reduce the potential for harm to other Fund investors resulting from such practices. However, these procedures may not completely eliminate opportunities for time zone arbitrage, because it is not possible to predict in all circumstances whether post-closing events will have a significant impact on securities prices.

All investments in the Trust are credited to the shareholder's account in the form of full and fractional shares of the designated Fund (rounded to the nearest 1/1000 of a share). The Trust does not issue share certificates.

                             "MARKET TIMING" POLICY

Fund shares may only be purchased by separate accounts of JNL and an affiliated insurance company, by those insurance companies themselves, by a qualified retirement plan for JNL and its affiliates, and other regulated investment companies.

The interests of the Fund's long-term shareholders may be adversely affected by certain short-term trading activity by other contract owners invested in separate accounts of JNL and an affiliated insurance company that invest in the Fund. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Fund. This type of excessive short-term trading activity is referred to herein as "market timing". The Funds are not intended as vehicles for market timing. The Board of Trustees of the Funds has adopted the policies and procedures set forth below with respect to frequent trading of Fund shares.

JNL and an affiliated insurance company that invest in the Fund take various steps designed to deter and curtail market timing, based on daily monitoring of trading activity. The Funds also report trading activity that it has identified as being potentially injurious to the Funds. SEE the Separate Account Prospectus for the contract that describes JNL's anti-market timing policies and procedures. The rights of the Separate Accounts to purchase and redeem shares of a Fund are not affected by any Fund anti-market timing policies if they are not in violation of the Separate Accounts anti-market timing policies and procedures.

In addition to identifying any potentially disruptive trading activity, the Funds' Board of Trustees have adopted a policy of "fair value" pricing to discourage investors from engaging in market timing or other excessive trading strategies for international Funds. The Funds' "fair value" pricing policy applies to all Funds where a significant event (as described above) has occurred. In addition, the S&P Funds net asset values are calculated based on the net asset values of the underlying Funds and the "fair value" pricing policy will apply to the underlying Funds as described above. The Funds' "fair value" pricing policy is described under "Investment in Trust Shares" above.

The practices and policies described above are intended to deter and curtail market timing in the Fund. However, there can be no assurance that these policies, together with those of JNL, its affiliated insurance company, and any other insurance company that may invest in the Funds in the future, will be totally effective in this regard. The Funds rely on JNL and its affiliated insurance company to take the appropriate steps, including daily monitoring of separate account trading activity, to further deter market timing. If they are ineffective, the adverse consequences described above could occur.

A description of the Fund's policies and procedures relating to disclosure of portfolio securities is available in the Fund's Statement of Additional Information and at www.jnl.com or www.jnlny.com.

                                SHARE REDEMPTION

An Account redeems shares to make benefit or withdrawal payments under the terms of its Contracts. Redemptions are processed on any day on which the Trust is open for business and are effected at net asset value next determined after the redemption order, in proper form, is received by the Trust's transfer agent.

The Trust may suspend the right of redemption only under the following unusual circumstances:

     o when the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted;

     o when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or

     o during any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

                                   TAX STATUS

Each Fund's policy is to meet the requirements of Subchapter M of the Internal Revenue Code (Code) necessary to qualify as a regulated investment company. Each Fund intends to distribute all its net investment income and net capital gains to shareholders and, therefore, will not be required to pay any federal income taxes.

Each Fund is treated as a separate corporation for purposes of the Code. Therefore, the assets, income, and distributions of each Fund are considered separately for purposes of determining whether or not the Fund qualifies as a regulated investment company.

Because the shareholders of each Fund are Accounts and qualified retirement plans, there are no tax consequences to shareholders of buying, holding, exchanging and selling shares of the Funds. Distributions from the Funds are not taxable to those shareholders. However, owners of Contracts should consult the applicable Account prospectus for more detailed information on tax issues related to the Contracts.

                              FINANCIAL HIGHLIGHTS

The following table provides selected per share data for one share of each Fund. The information does not reflect any charges imposed under a variable insurance contract. You should refer to the appropriate variable insurance contract prospectus regarding such charges.

The information for 2001, 2002, 2003 and 2004 has been audited by KPMG LLP, an independent registered public accounting firm, and should be read in conjunction with the financial statements and notes thereto, together with the report of KPMG LLP thereon, in the Annual Report. The information 2000 was audited by other auditors, whose report dated February 2, 2001, expressed an unqualified opinion.


JNL Series Trust
Financial Highlights

                                                            Increase (Decrease) from
                                                             Investment Operations
                                            -------------------------------------------------------
                             Net Asset      -------------------------------------------------------
                               Value              Net           Net Realized        Total from       Distributions from
                             Beginning        Investment        & Unrealized        Investment        Net Investment
      Period Ended           of Period       Income (Loss)     Gains (Losses)       Operations            Income
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
JNL/AIM LARGE CAP GROWTH FUND

Class A
       12/31/2004           $  10.61           $ 0.01            $ 1.05               $ 1.06                  $ -
       12/31/2003               8.16            (0.02)             2.47                 2.45                    -
       12/31/2002              10.97            (0.03)            (2.76)               (2.79)                   -
    10/29(a)-12/31/01          10.00                -              0.97                 0.97                    -

-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
JNL/AIM SMALL CAP GROWTH FUND

Class A
       12/31/2004              11.67            (0.12)             0.92                 0.80                    -
       12/31/2003               8.43            (0.05)             3.29                 3.24                    -
       12/31/2002              11.60            (0.07)            (3.10)               (3.17)                   -
    10/29(a)-12/31/01          10.00            (0.01)             1.61                 1.60                    -

-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
JNL/ALGER GROWTH FUND

Class A
       12/31/2004              14.76             0.01              0.73                 0.74                    -
       12/31/2003              10.91            (0.03)             3.88                 3.85                    -
       12/31/2002              16.33            (0.04)            (5.38)               (5.42)                   -
       12/31/2001              18.58            (0.04)            (2.18)               (2.22)                   -
       12/31/2000              22.91            (0.01)            (3.08)               (3.09)                   -

-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
JNL/ALLIANCE CAPITAL GROWTH FUND

Class A
       12/31/2004               9.92             0.02              0.61                 0.63                (0.03)
       12/31/2003               7.98             0.01              1.93                 1.94                    -
       12/31/2002              11.57            (0.01)            (3.58)               (3.59)                   -
       12/31/2001              13.55                -             (1.97)               (1.97)               (0.01)
       12/31/2000              16.64                -             (2.93)               (2.93)                   -

-----------------------------------------------------------------------------------------------------------------------





                                                                                                  Supplemental Data
                            Distributions from                                  -------------------------------------------------
                               Net Realized                                     -------------------------------------------------
                                 Gains on                         Net Asset                          Net Assets,
                                Investment        Return of       Value, End          Total         End of Period    Portfolio
      Period Ended             Transactions        Capital        of Period         Return(b)      (in thousands)   Turnover (d)
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
JNL/AIM LARGE CAP GROWTH FUND

Class A
       12/31/2004                  $     -           $ -            $ 11.67            9.99 %       $ 191,003          96.49%
       12/31/2003                        -             -              10.61           30.02            36,421         140.00
       12/31/2002                    (0.02)            -               8.16          (25.47)            6,857         180.06
    10/29(a)-12/31/01                    -             -              10.97            9.70             6,058          14.93

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
JNL/AIM SMALL CAP GROWTH FUND

Class A
       12/31/2004                        -             -              12.47            6.86            44,358         92.65
       12/31/2003                        -             -              11.67           38.43            43,940         30.17
       12/31/2002                        -             -               8.43          (27.32)           12,915         46.22
    10/29(a)-12/31/01                    -             -              11.60           16.00             7,665          3.86

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
JNL/ALGER GROWTH FUND

Class A
       12/31/2004                        -             -              15.50            5.02           292,638      195.33
       12/31/2003                        -             -              14.76           35.29           244,667      168.09
       12/31/2002                        -             -              10.91          (33.19)          175,439      236.63
       12/31/2001                    (0.03)            -              16.33          (11.97)          341,162       86.80
       12/31/2000                    (1.24)            -              18.58          (13.44)          459,577       88.34

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
JNL/ALLIANCE CAPITAL GROWTH FUND

Class A
       12/31/2004                        -             -              10.52            6.31            44,967       83.59
       12/31/2003                        -             -               9.92           24.31           128,518       49.69
       12/31/2002                        -             -               7.98          (31.03)           86,891       54.13
       12/31/2001                        -             -              11.57          (14.57)          140,511       65.21
       12/31/2000                    (0.16)            -              13.55          (17.59)           92,981       47.01

---------------------------------------------------------------------------------------------------------------------------------



                                                                   Assuming No Expense Reimburse-
                                                                    ment or Fees Paid Indirectly
                                                                --------------------------------------
                                                                --------------------------------------
                                                Ratio of Net                         Ratio of Net
                                Ratio of         Investment        Ratio of           Investment
                              Expenses to      Income (Loss)      Expenses to        Income (Loss)
                              Average Net        to Average       Average Net         to Average
      Period Ended             Assets (c)      Net Assets (c)     Assets (c)        Net Assets (c)
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
JNL/AIM LARGE CAP GROWTH FUND

Class A
       12/31/2004                   1.07 %           0.09 %            1.10 %                0.06 %
       12/31/2003                   1.10            (0.41)             1.18                 (0.49)
       12/31/2002                   1.10            (0.33)             1.15                 (0.38)
    10/29(a)-12/31/01               1.10            (0.26)             1.32                 (0.48)

------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
JNL/AIM SMALL CAP GROWTH FUND

Class A
       12/31/2004                   1.16            (0.92)             1.18                 (0.94)
       12/31/2003                   1.15            (0.89)             1.19                 (0.93)
       12/31/2002                   1.15            (0.83)             1.17                 (0.85)
    10/29(a)-12/31/01               1.15            (0.74)             1.24                 (0.83)

------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
JNL/ALGER GROWTH FUND

Class A
       12/31/2004                   1.04             0.11              1.11                  0.04
       12/31/2003                   1.08            (0.27)             1.15                 (0.34)
       12/31/2002                   1.08            (0.25)              n/a                  n/a
       12/31/2001                   1.07            (0.23)              n/a                  n/a
       12/31/2000                   1.07            (0.03)              n/a                  n/a

------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
JNL/ALLIANCE CAPITAL GROWTH FUND

Class A
       12/31/2004                   0.88             0.02              0.97                 (0.07)
       12/31/2003                   0.88             0.11              0.91                  0.08
       12/31/2002                   0.88            (0.10)             0.89                 (0.11)
       12/31/2001                   0.87             0.05              0.90                  0.02
       12/31/2000                   0.87             0.01               n/a                  n/a

------------------------------------------------------------------------------------------------------

--------------------------

(a)  Commencement of operations.

(b) Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(c)  Annualized for periods less than one year.

(d)  The Portfolio Turnover excludes dollar roll transactions.





JNL Series Trust
Financial Highlights

                                                            Increase (Decrease) from
                                                             Investment Operations
                                            -------------------------------------------------------
                             Net Asset      -------------------------------------------------------
                               Value              Net           Net Realized        Total from       Distributions from
                             Beginning        Investment        & Unrealized        Investment        Net Investment
      Period Ended           of Period       Income (Loss)     Gains (Losses)       Operations            Income
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
JNL/EAGLE CORE EQUITY FUND

Class A
       12/31/2004           $  14.17               $ 0.11            $ 0.79               $ 0.90              $ (0.11)
       12/31/2003              11.45                 0.09              2.72                 2.81                (0.09)
       12/31/2002              14.53                 0.10             (3.08)               (2.98)               (0.10)
       12/31/2001              16.21                 0.07             (1.67)               (1.60)               (0.07)
       12/31/2000              18.47                 0.08             (0.08)                   -                (0.09)

-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
JNL/EAGLE SMALLCAP EQUITY FUND

Class A
       12/31/2004              16.81                (0.12)             3.28                 3.16                    -
       12/31/2003              12.01                (0.10)             4.90                 4.80                    -
       12/31/2002              15.55                (0.08)            (3.46)               (3.54)                   -
       12/31/2001              14.20                (0.41)             1.97                 1.56                    -
       12/31/2000              16.97                (0.04)            (2.23)               (2.27)                   -

-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
JNL/FMR BALANCED FUND

Class A
       12/31/2004               9.27                 0.12              0.75                 0.87                (0.12)
       12/31/2003               8.26                 0.12              1.01                 1.13                (0.12)
       12/31/2002               9.05                 0.20             (0.80)               (0.60)               (0.19)
       12/31/2001               9.69                 0.21             (0.65)               (0.44)               (0.20)
    05/01(a)-12/31/00          10.00                 0.11             (0.31)               (0.20)               (0.11)

-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
JNL/FMR CAPITAL GROWTH FUND

Class A
       12/31/2004              13.28                 0.05              2.34                 2.39                    -
       12/31/2003               9.79                (0.06)             3.55                 3.49                    -
       12/31/2002              13.83                (0.07)            (3.97)               (4.04)                   -
       12/31/2001              23.55                (0.11)            (9.35)               (9.46)                   -
       12/31/2000              43.62                (0.20)           (14.90)             (15.10)                    -

-----------------------------------------------------------------------------------------------------------------------




                                                                                                  Supplemental Data
                            Distributions from                                  -------------------------------------------------
                               Net Realized                                     -------------------------------------------------
                                 Gains on                         Net Asset                          Net Assets,
                                Investment        Return of       Value, End          Total         End of Period    Portfolio
      Period Ended             Transactions        Capital        of Period         Return(b)      (in thousands)   Turnover (d)
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
JNL/EAGLE CORE EQUITY FUND

Class A
       12/31/2004            $       -              $ -            $ 14.96             6.32%       $ 357,978        100.79%
       12/31/2003                    -                -              14.17            24.54          245,913         80.50
       12/31/2002                    -                -              11.45           (20.53)         149,242         94.37
       12/31/2001                (0.01)               -              14.53            (9.83)         174,813        102.56
       12/31/2000                (2.17)               -              16.21             0.28          146,888        192.40

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
JNL/EAGLE SMALLCAP EQUITY FUND

Class A
       12/31/2004                    -                -              19.97            18.80          169,746        53.14
       12/31/2003                    -                -              16.81            39.97          109,972        70.06
       12/31/2002                    -                -              12.01           (22.77)          76,198        71.45
       12/31/2001                (0.21)               -              15.55            11.00          112,967        65.36
       12/31/2000                (0.50)               -              14.20           (13.25)          77,200        89.43

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
JNL/FMR BALANCED FUND

Class A
       12/31/2004                    -                -              10.02             9.42          104,564       163.88
       12/31/2003                    -                -               9.27            13.73          114,262        60.48
       12/31/2002                    -                -               8.26            (6.57)          75,591        90.71
       12/31/2001                    -                -               9.05            (4.49)          72,281       105.66
    05/01(a)-12/31/00                -                -               9.69            (2.00)          44,294        41.10

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
JNL/FMR CAPITAL GROWTH FUND

Class A
       12/31/2004                    -                -            15.67              18.00          210,402       231.52
       12/31/2003                    -                -            13.28              35.65          158,013        31.95
       12/31/2002                    -                -             9.79             (29.21)         135,669        56.03
       12/31/2001                (0.26)               -            13.83             (40.19)         260,726        96.69
       12/31/2000                (4.97)               -            23.55             (34.74)         496,830       110.81

---------------------------------------------------------------------------------------------------------------------------------



                                                                   Assuming No Expense Reimburse-
                                                                    ment or Fees Paid Indirectly
                                                                --------------------------------------
                                                                --------------------------------------
                                                Ratio of Net                         Ratio of Net
                                Ratio of         Investment        Ratio of           Investment
                              Expenses to      Income (Loss)      Expenses to        Income (Loss)
                              Average Net        to Average       Average Net         to Average
      Period Ended             Assets (c)      Net Assets (c)     Assets (c)        Net Assets (c)
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
JNL/EAGLE CORE EQUITY FUND

Class A
       12/31/2004                 0.96 %           0.85 %            1.00 %                0.81 %
       12/31/2003                 0.97             0.83              1.01                  0.79
       12/31/2002                 0.97             0.78              1.00                  0.75
       12/31/2001                 0.97             0.58              0.99                  0.56
       12/31/2000                 0.97             0.57               n/a                  n/a

-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
JNL/EAGLE SMALLCAP EQUITY FUND

Class A
       12/31/2004                 1.06            (0.76)             1.07                 (0.77)
       12/31/2003                 1.05            (0.75)             1.10                 (0.80)
       12/31/2002                 1.05            (0.49)             1.08                 (0.52)
       12/31/2001                 1.05            (0.31)             1.07                 (0.33)
       12/31/2000                 1.05            (0.30)              n/a                  n/a

-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
JNL/FMR BALANCED FUND

Class A
       12/31/2004                 1.03             1.25              1.04                  1.24
       12/31/2003                 1.05             1.64              1.07                  1.62
       12/31/2002                 1.05             2.11              1.07                  2.09
       12/31/2001                 1.05             2.48              1.06                  2.47
    05/01(a)-12/31/00             1.05             2.42               n/a                  n/a

-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
JNL/FMR CAPITAL GROWTH FUND

Class A
       12/31/2004                 1.02             0.39              1.04                  0.37
       12/31/2003                 1.05            (0.51)             1.07                 (0.53)
       12/31/2002                 1.04            (0.51)             1.09                 (0.56)
       12/31/2001                 1.01            (0.61)             1.03                 (0.63)
       12/31/2000                 0.99            (0.67)              n/a                  n/a

-----------------------------------------------------------------------------------------------------

--------------------------

(a)  Commencement of operations.

(b) Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(c)  Annualized for periods less than one year.

(d)  The Portfolio Turnover excludes dollar roll transactions.




JNL Series Trust
Financial Highlights

                                                            Increase (Decrease) from
                                                             Investment Operations
                                            -------------------------------------------------------
                             Net Asset      -------------------------------------------------------
                               Value              Net           Net Realized        Total from       Distributions from
                             Beginning        Investment        & Unrealized        Investment        Net Investment
      Period Ended           of Period       Income (Loss)     Gains (Losses)       Operations            Income
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
JNL/JPMORGAN INTERNATIONAL VALUE FUND

Class A
       12/31/2004           $    7.65               $ 0.07            $ 1.65               $ 1.72              $ (0.08)
       12/31/2003                5.56                    -              2.19                 2.19                (0.10)
       12/31/2002                7.75                 0.07             (2.13)               (2.06)               (0.13)
       12/31/2001                9.79                 0.09             (2.08)               (1.99)               (0.04)
       12/31/2000               13.15                 0.04             (2.10)               (2.06)               (0.06)

-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
JNL/LAZARD MID CAP VALUE FUND

Class A
       12/31/2004               13.16                 0.02              3.21                 3.23                (0.02)
       12/31/2003               10.23                 0.04              2.92                 2.96                (0.03)
       12/31/2002               11.97                 0.03             (1.72)               (1.69)               (0.03)
       12/31/2001               11.75                 0.06              1.50                 1.56                (0.06)
       12/31/2000                9.63                 0.03              2.40                 2.43                (0.03)

-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
JNL/LAZARD SMALL CAP VALUE FUND

Class A
       12/31/2004               13.05                (0.02)             2.03                 2.01                (0.01)
       12/31/2003                9.40                 0.01              3.64                 3.65                    -
       12/31/2002               11.40                    -             (1.96)               (1.96)                   -
       12/31/2001               10.28                 0.02              1.77                 1.79                (0.02)
       12/31/2000                8.84                 0.02              1.45                 1.47                (0.03)

-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT BOND INDEX FUND

Class A
       12/31/2004               10.47                 0.35              0.04                 0.39                (0.03)
       12/31/2003               10.48                 0.23              0.07                 0.30                (0.19)
    01/15(a)-12/31/02           10.00                 0.36              0.50                 0.86                (0.36)

-----------------------------------------------------------------------------------------------------------------------


                                                                                                  Supplemental Data
                            Distributions from                                  -------------------------------------------------
                               Net Realized                                     -------------------------------------------------
                                 Gains on                         Net Asset                          Net Assets,
                                Investment        Return of       Value, End          Total         End of Period    Portfolio
      Period Ended             Transactions        Capital        of Period         Return(b)      (in thousands)   Turnover (d)
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
JNL/JPMORGAN INTERNATIONAL VALUE FUND

Class A
       12/31/2004               $       -           $ -            $ 9.29            22.54%         $ 82,081          90.31%
       12/31/2003                       -             -              7.65            39.43            29,609         131.90
       12/31/2002                       -             -              5.56           (26.59)            5,642         146.48
       12/31/2001                   (0.01)            -              7.75           (20.33)            7,304          82.18
       12/31/2000                   (1.24)            -              9.79           (15.45)            9,264         120.75

--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
JNL/LAZARD MID CAP VALUE FUND

Class A
       12/31/2004                   (1.71)            -            14.66             24.72           222,542        100.95
       12/31/2003                       -             -            13.16             28.89           142,798         88.62
       12/31/2002                   (0.02)            -            10.23            (14.08)           76,890         98.18
       12/31/2001                   (1.28)            -            11.97             13.24            26,886        143.12
       12/31/2000                   (0.28)            -            11.75             25.37            15,478        134.53

--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
JNL/LAZARD SMALL CAP VALUE FUND

Class A
       12/31/2004                   (1.24)            -            13.81             15.38           218,851        105.06
       12/31/2003                       -             -            13.05             38.83           155,191         70.95
       12/31/2002                   (0.04)            -             9.40            (17.22)           74,559         94.87
       12/31/2001                   (0.65)            -            11.40             17.34            35,164         78.01
       12/31/2000                       -             -            10.28             16.60            14,614         58.07

--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT BOND INDEX FUND

Class A
       12/31/2004                       -             -            10.83              3.74           116,440       155.71 (d)
       12/31/2003                   (0.12)            -            10.47              2.87            83,547        70.57
    01/15(a)-12/31/02               (0.02)            -            10.48              8.55            34,286        77.16

--------------------------------------------------------------------------------------------------------------------------------



                                                                   Assuming No Expense Reimburse-
                                                                    ment or Fees Paid Indirectly
                                                                --------------------------------------
                                                                --------------------------------------
                                                Ratio of Net                         Ratio of Net
                                Ratio of         Investment        Ratio of           Investment
                              Expenses to      Income (Loss)      Expenses to        Income (Loss)
                              Average Net        to Average       Average Net         to Average
      Period Ended             Assets (c)      Net Assets (c)     Assets (c)        Net Assets (c)
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
JNL/JPMORGAN INTERNATIONAL VALUE FUND

Class A
       12/31/2004                1.13 %           1.14 %          n/a %                n/a %
       12/31/2003                1.12             0.75            n/a                  n/a
       12/31/2002                1.08             0.95            n/a                  n/a
       12/31/2001                1.07             1.07            n/a                  n/a
       12/31/2000                1.07             0.40            n/a                  n/a

--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
JNL/LAZARD MID CAP VALUE FUND

Class A
       12/31/2004                1.08             0.20              1.13                  0.15
       12/31/2003                1.08             0.40              1.17                  0.31
       12/31/2002                1.08             0.41              1.12                  0.37
       12/31/2001                1.07             0.65              1.20                  0.52
       12/31/2000                1.07             0.37               n/a                  n/a

--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
JNL/LAZARD SMALL CAP VALUE FUND

Class A
       12/31/2004                1.12            (0.20)             1.18                 (0.26)
       12/31/2003                1.13             0.17              1.20                  0.10
       12/31/2002                1.14            (0.03)             1.17                 (0.06)
       12/31/2001                1.15             0.32              1.21                  0.26
       12/31/2000                1.15             0.36               n/a                  n/a

--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT BOND INDEX FUND

Class A
       12/31/2004                0.61             3.31               n/a                  n/a
       12/31/2003                0.60             3.29               n/a                  n/a
    01/15(a)-12/31/02            0.60             4.12               n/a                  n/a

--------------------------------------------------------------------------------------------------------

--------------------------

(a)  Commencement of operations.

(b) Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(c)  Annualized for periods less than one year.

(d)  The Portfolio  Turnover  excludes dollar roll  transactions.  The Portfolio
     Turnover   including  dollar  roll  transactions  for  JNL/Mellon   Capital
     Management Bond Index Fund is 215.24%.




JNL Series Trust
Financial Highlights

                                                            Increase (Decrease) from
                                                             Investment Operations
                                            -------------------------------------------------------
                             Net Asset      -------------------------------------------------------
                               Value              Net           Net Realized        Total from       Distributions from
                             Beginning        Investment        & Unrealized        Investment        Net Investment
      Period Ended           of Period       Income (Loss)     Gains (Losses)       Operations            Income
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT ENHANCED S&P 500 STOCK INDEX FUND

Class A
       12/31/2004           $   7.93               $ 0.07            $ 0.82               $ 0.89              $ (0.02)
       12/31/2003               6.16                 0.03              1.76                 1.79                (0.02)
       12/31/2002               8.21                 0.04             (2.09)               (2.05)                   -
       12/31/2001               9.34                 0.03             (1.13)               (1.10)               (0.03)
       12/31/2000              10.58                 0.04             (1.24)               (1.20)               (0.03)

-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND

Class A
       12/31/2004              11.45                 0.16              2.07                 2.23                (0.01)
       12/31/2003               8.44                 0.10              3.04                 3.14                (0.13)
    01/15(a)-12/31/02          10.00                 0.15             (1.51)               (1.36)               (0.20)

-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT S&P 400 MIDCAP INDEX FUND

Class A
       12/31/2004              11.47                 0.06              1.75                 1.81                    -
       12/31/2003               8.55                 0.03              2.92                 2.95                (0.03)
    01/15(a)-12/31/02          10.00                 0.06             (1.45)               (1.39)               (0.06)

-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT S&P 500 INDEX FUND

Class A
       12/31/2004               9.84                 0.12              0.87                 0.99                (0.12)
       12/31/2003               7.79                 0.03              2.13                 2.16                (0.08)
    01/15(a)-12/31/02          10.00                 0.05             (2.26)               (2.21)                   -

-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT SMALL CAP INDEX FUND

Class A
       12/31/2004              11.46                 0.07              1.93                 2.00                    -
       12/31/2003               7.94                 0.05              3.59                 3.64                (0.04)
    01/15(a)-12/31/02          10.00                 0.08             (2.06)               (1.98)               (0.08)

-------------------------------------------------------------------------------------------------------------------------




                                                                                                  Supplemental Data
                            Distributions from                                  -------------------------------------------------
                               Net Realized                                     -------------------------------------------------
                                 Gains on                         Net Asset                          Net Assets,
                                Investment        Return of       Value, End          Total         End of Period    Portfolio
      Period Ended             Transactions        Capital        of Period         Return(b)      (in thousands)   Turnover (d)
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT ENHANCED S&P 500 STOCK INDEX FUND

Class A
       12/31/2004                $      -           $ -            $ 8.80            11.27 %         $ 181,444          66.90%
       12/31/2003                       -             -              7.93            29.09              89,068         123.94
       12/31/2002                       -             -              6.16           (24.94)             42,071          63.08
       12/31/2001                       -             -              8.21           (11.78)             31,415          55.97
       12/31/2000                   (0.01)            -              9.34           (11.38)             22,622          57.14

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND

Class A
       12/31/2004                       -             -             13.67            19.49             298,098          2.77
       12/31/2003                       -             -             11.45            37.31              97,126          1.66
    01/15(a)-12/31/02                   -             -              8.44           (13.60)             26,518         32.40

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT S&P MIDCAP INDEX FUND

Class A
       12/31/2004                       -             -             13.28            15.79             198,751         13.75
       12/31/2003                       -             -             11.47            34.55              81,077         18.34
    01/15(a)-12/31/02                   -             -              8.55           (13.94)             12,728         60.00

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT S&P INDEX FUND

Class A
       12/31/2004                   (0.05)            -             10.66            10.06             361,845          6.74
       12/31/2003                   (0.03)            -              9.84            27.79             190,338          8.90
    01/15(a)-12/31/02                   -             -              7.79           (22.10)             46,776          1.89

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT SMALL CAP INDEX FUND

Class A
       12/31/2004                   (0.03)            -             13.43            17.42             173,822         17.66
       12/31/2003                   (0.08)            -             11.46            45.88              76,130         38.17
    01/15(a)-12/31/02                   -             -              7.94           (19.79)             20,027         49.44

---------------------------------------------------------------------------------------------------------------------------------



                                                                   Assuming No Expense Reimburse-
                                                                    ment or Fees Paid Indirectly
                                                                --------------------------------------
                                                                --------------------------------------
                                                Ratio of Net                         Ratio of Net
                                Ratio of         Investment        Ratio of           Investment
                              Expenses to      Income (Loss)      Expenses to        Income (Loss)
                              Average Net        to Average       Average Net         to Average
      Period Ended             Assets (c)      Net Assets (c)     Assets (c)        Net Assets (c)
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT ENHANCED S&P STOCK INDEX FUND

Class A
       12/31/2004                0.78 %           1.17 %            0.78 %                1.17 %
       12/31/2003                0.87             0.87              0.89                  0.85
       12/31/2002                0.89             0.69              0.90                  0.68
       12/31/2001                0.90             0.44              n/a                    n/a
       12/31/2000                0.90             0.56              n/a                    n/a

-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL FUND

Class A
       12/31/2004                0.66             1.83              n/a                  n/a
       12/31/2003                0.65             1.59              n/a                  n/a
    01/15(a)-12/31/02            0.65             1.56              n/a                  n/a

-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT S&P 400 MIDCAP INDEX

Class A
       12/31/2004                0.60             0.62              n/a                 n/a
       12/31/2003                0.60             0.65              0.61                0.64
    01/15(a)-12/31/02            0.60             0.60              0.61                0.59

-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT S&P 500 INDEX FUND

Class A
       12/31/2004                0.60             1.49              n/a                 n/a
       12/31/2003                0.60             1.22              0.61                1.21
    01/15(a)-12/31/02            0.60             1.15              0.61                1.14

-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT SMALL CAP INDEX FUND

Class A
       12/31/2004                0.60             0.81              n/a                 n/a
       12/31/2003                0.60             0.75              0.61                0.74
    01/15(a)-12/31/02            0.60             0.96              0.62                0.94

-----------------------------------------------------------------------------------------------------------



--------------------------

(a)  Commencement of operations.

(b) Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(c)  Annualized for periods less than one year.

(d)  The Portfolio Turnover excludes dollar roll transactions.





JNL Series Trust
Financial Highlights

                                                            Increase (Decrease) from
                                                             Investment Operations
                                            -------------------------------------------------------
                             Net Asset      -------------------------------------------------------
                               Value              Net           Net Realized        Total from       Distributions from
                             Beginning        Investment        & Unrealized        Investment        Net Investment
      Period Ended           of Period       Income (Loss)     Gains (Losses)       Operations            Income
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
JNL/OPPENHEIMER GLOBAL GROWTH FUND

Class A
       12/31/2004           $    10.12               $ 0.03            $ 1.78               $ 1.81              $ (0.01)
       12/31/2003                 7.20                 0.03              2.89                 2.92                    -
       12/31/2002                 9.27                 0.03             (2.10)               (2.07)                   -
    05/01(a)-12/31/01            10.00                 0.03             (0.76)               (0.73)                   -

-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
JNL/OPPENHEIMER GROWTH FUND

Class A
       12/31/2004                 8.28                 0.01              0.34                 0.35                    -
       12/31/2003                 7.03                (0.03)             1.28                 1.25                    -
       12/31/2002                 9.41                (0.03)            (2.35)               (2.38)                   -
    05/01(a)-12/31/01            10.00                 0.01             (0.59)               (0.58)               (0.01)

-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
JNL/PIMCO TOTAL RETURN BOND FUND

Class A
       12/31/2004                11.76                 0.17              0.36                 0.53                (0.20)
       12/31/2003                11.60                 0.13              0.42                 0.55                (0.17)
       12/31/2002                10.66                 0.24              0.70                 0.94                    -
       12/31/2001                10.29                 0.30              0.68                 0.98                (0.28)
       12/31/2000                 9.64                 0.45              0.68                 1.13                (0.47)

-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
JNL/PUTNAM EQUITY FUND

Class A
       12/31/2004                16.54                 0.20              1.96                 2.16                (0.11)
       12/31/2003                13.04                 0.08              3.47                 3.55                (0.05)
       12/31/2002                17.18                    -             (4.14)               (4.14)                   -
       12/31/2001                22.91                (0.01)            (5.72)               (5.73)                   -
       12/31/2000                28.45                (0.05)            (5.03)               (5.08)                   -

-----------------------------------------------------------------------------------------------------------------------


                                                                                                  Supplemental Data
                            Distributions from                                  -------------------------------------------------
                               Net Realized                                     -------------------------------------------------
                                 Gains on                         Net Asset                          Net Assets,
                                Investment        Return of       Value, End          Total         End of Period    Portfolio
      Period Ended             Transactions        Capital        of Period         Return(b)      (in thousands)   Turnover (d)
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
JNL/OPPENHEIMER GLOBAL GROWTH FUND

Class A
       12/31/2004                $    -             $ -           $ 11.92             17.93 %       $ 235,047          17.59%
       12/31/2003                     -               -             10.12             40.56           104,625          38.02
       12/31/2002                     -               -              7.20            (22.33)           50,522          64.05
    05/01(a)-12/31/01                 -               -              9.27             (7.30)           59,841          44.80

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/OPPENHEIMER GROWTH FUND

Class A
       12/31/2004                     -               -              8.63               4.23           24,479         124.90
       12/31/2003                     -               -              8.28              17.78           32,993          94.02
       12/31/2002                     -               -              7.03             (25.29)          17,846          55.58
    05/01(a)-12/31/01                 -               -              9.41              (5.82)          13,557          58.88

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/PIMCO TOTAL RETURN BOND FUND

Class A
       12/31/2004                  (0.13)             -             11.96               4.45          390,124         162.80 (d)
       12/31/2003                  (0.22)             -             11.76               4.78          317,301         146.76
       12/31/2002                      -              -             11.60               8.85          211,362         116.05
       12/31/2001                  (0.33)             -             10.66               9.52           54,851         112.25
       12/31/2000                  (0.01)             -             10.29              11.75           21,715         221.61

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/PUTNAM EQUITY FUND

Class A
       12/31/2004                      -              -             18.59              13.04          149,669          91.21
       12/31/2003                      -              -             16.54              27.23          164,927          74.82
       12/31/2002                      -              -             13.04             (24.10)         153,303         123.47
       12/31/2001                      -              -             17.18             (25.01)         282,049          91.77
       12/31/2000                  (0.46)             -             22.91             (17.85)         497,299          77.67

------------------------------------------------------------------------------------------------------------------------------------



                                                                   Assuming No Expense Reimburse-
                                                                    ment or Fees Paid Indirectly
                                                                --------------------------------------
                                                                --------------------------------------
                                                Ratio of Net                         Ratio of Net
                                Ratio of         Investment        Ratio of           Investment
                              Expenses to      Income (Loss)      Expenses to        Income (Loss)
                              Average Net        to Average       Average Net         to Average
      Period Ended             Assets (c)      Net Assets (c)     Assets (c)        Net Assets (c)
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
JNL/OPPENHEIMER GLOBAL GROWTH FUND

Class A
       12/31/2004                  1.06 %           0.56 %          n/a %                n/a %
       12/31/2003                  1.05             0.57            n/a                  n/a
       12/31/2002                  1.05             0.44            n/a                  n/a
    05/01(a)-12/31/01              1.05             0.54            n/a                  n/a

-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
JNL/OPPENHEIMER GROWTH FUND

Class A
       12/31/2004                  1.01             0.12            n/a                  n/a
       12/31/2003                  1.00            (0.49)           n/a                  n/a
       12/31/2002                  1.00            (0.49)           n/a                  n/a
    05/01(a)-12/31/01              1.00             0.17            n/a                  n/a

-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
JNL/PIMCO TOTAL RETURN BOND FUND

Class A
       12/31/2004                  0.81             1.72            n/a                  n/a
       12/31/2003                  0.80             2.02            n/a                  n/a
       12/31/2002                  0.80             3.23            n/a                  n/a
       12/31/2001                  0.80             4.35            n/a                  n/a
       12/31/2000                  0.93 (e)         5.98            n/a                  n/a

-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
JNL/PUTNAM EQUITY FUND

Class A
       12/31/2004                  0.99             0.95              1.06                  0.88
       12/31/2003                  1.00             0.45              1.07                  0.38
       12/31/2002                  0.99             0.23              1.05                  0.17
       12/31/2001                  0.96            (0.07)             0.99                 (0.10)
       12/31/2000                  0.94            (0.22)             0.95                 (0.23)

-----------------------------------------------------------------------------------------------------------

--------------------------

(a)  Commencement of operations.

(b) Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(c)  Annualized for periods less than one year.

(d)  The Portfolio  Turnover  excludes dollar roll  transactions.  The Portfolio
     Turnover including dollar roll transactions for JNL/PIMCO Total Return Bond
     Fund is 352.28%.

(e)  The ratio of net operating expenses was 0.80%.






JNL Series Trust
Financial Highlights

                                                            Increase (Decrease) from
                                                             Investment Operations
                                            -------------------------------------------------------
                             Net Asset      -------------------------------------------------------
                               Value              Net           Net Realized        Total from       Distributions from
                             Beginning        Investment        & Unrealized        Investment        Net Investment
      Period Ended           of Period       Income (Loss)     Gains (Losses)       Operations            Income
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
JNL/PUTNAM INTERNATIONAL EQUITY FUND

Class A
       12/31/2004           $    9.61               $ 0.10            $ 1.47               $ 1.57              $ (0.14)
       12/31/2003                7.59                 0.10              2.06                 2.16                (0.14)
       12/31/2002                9.66                 0.08             (2.07)               (1.99)               (0.08)
       12/31/2001               12.23                 0.08             (2.56)               (2.48)               (0.07)
       12/31/2000               16.79                 0.08             (2.49)               (2.41)               (0.01)

-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
JNL/PUTNAM MIDCAP GROWTH FUND

Class A
       12/31/2004                6.82                (0.04)             1.31                 1.27                    -
       12/31/2003                5.11                (0.03)             1.74                 1.71                    -
       12/31/2002                7.23                (0.04)            (2.08)               (2.12)                   -
       12/31/2001                9.90                (0.05)            (2.62)               (2.67)                   -
    05/01(a)-12/31/00           10.00                    -             (0.10)               (0.10)                   -

-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
JNL/PUTNAM VALUE EQUITY FUND

Class A
       12/31/2004               16.09                 0.24              1.33                 1.57                (0.24)
       12/31/2003               13.06                 0.16              3.04                 3.20                (0.17)
       12/31/2002               16.50                 0.16             (3.44)               (3.28)               (0.16)
       12/31/2001               17.78                 0.15             (1.27)               (1.12)               (0.16)
       12/31/2000               16.78                 0.16              1.00                 1.16                (0.16)

-----------------------------------------------------------------------------------------------------------------------



                                                                                                  Supplemental Data
                            Distributions from                                  -------------------------------------------------
                               Net Realized                                     -------------------------------------------------
                                 Gains on                         Net Asset                          Net Assets,
                                Investment        Return of       Value, End          Total         End of Period    Portfolio
      Period Ended             Transactions        Capital        of Period         Return(b)      (in thousands)   Turnover (d)
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
JNL/PUTNAM INTERNATIONAL EQUITY FUND

Class A
       12/31/2004               $      -            $ -             $ 11.04           16.34 %         $ 94,998         75.17%
       12/31/2003                      -              -                9.61           28.53             96,811        113.94
       12/31/2002                      -              -                7.59          (20.58)            78,272        134.52
       12/31/2001                  (0.02)             -                9.66          (20.29)           103,972         66.42
       12/31/2000                  (2.14)             -               12.23          (13.99)           126,816        138.12

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
JNL/PUTNAM MIDCAP GROWTH FUND

Class A
       12/31/2004                      -              -                8.09            18.62            33,829        111.57
       12/31/2003                      -              -                6.82            33.46            28,909        116.81
       12/31/2002                      -              -                5.11           (29.32)           18,647        116.70
       12/31/2001                      -              -                7.23           (26.97)           29,541        211.61
    05/01(a)-12/31/00                  -              -                9.90            (1.00)           46,122         58.67

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
JNL/PUTNAM VALUE EQUITY FUND

Class A
       12/31/2004                       -             -               17.42             9.76           215,615         46.27
       12/31/2003                       -             -               16.09            24.55           309,732         67.86
       12/31/2002                       -             -               13.06           (19.87)          256,100         62.19
       12/31/2001                       -             -               16.50            (6.32)          347,246         82.54
       12/31/2000                       -             -               17.78             6.96           422,750         86.43

---------------------------------------------------------------------------------------------------------------------------------



                                                                   Assuming No Expense Reimburse-
                                                                    ment or Fees Paid Indirectly
                                                                --------------------------------------
                                                                --------------------------------------
                                                Ratio of Net                         Ratio of Net
                                Ratio of         Investment        Ratio of           Investment
                              Expenses to      Income (Loss)      Expenses to        Income (Loss)
                              Average Net        to Average       Average Net         to Average
      Period Ended             Assets (c)      Net Assets (c)     Assets (c)        Net Assets (c)
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
JNL/PUTNAM INTERNATIONAL EQUITY FUND

Class A
       12/31/2004                  1.17 %           0.96 %            1.19 %                0.94 %
       12/31/2003                  1.23             1.17              1.26                  1.14
       12/31/2002                  1.18             0.83              1.21                  0.80
       12/31/2001                  1.17             0.76              1.18                  0.75
       12/31/2000                  1.17             0.44               n/a                  n/a

-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
JNL/PUTNAM MIDCAP GROWTH FUND

Class A
       12/31/2004                  1.06            (0.62)             1.14                 (0.70)
       12/31/2003                  1.05            (0.52)             1.11                 (0.58)
       12/31/2002                  1.05            (0.62)             1.10                 (0.67)
       12/31/2001                  1.05            (0.46)             1.09                 (0.50)
    05/01(a)-12/31/00              1.05            (0.09)             1.06                 (0.10)

-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
JNL/PUTNAM VALUE EQUITY FUND

Class A
       12/31/2004                  0.97             1.24              1.01                  1.20
       12/31/2003                  0.98             1.16              1.03                  1.11
       12/31/2002                  0.98             1.06              1.01                  1.03
       12/31/2001                  0.96             0.89              0.99                  0.86
       12/31/2000                  0.96             1.05              0.97                  1.04

-------------------------------------------------------------------------------------------------------


--------------------------

(a)  Commencement of operations.

(b) Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(c)  Annualized for periods less than one year.

(d)  The Portfolio Turnover excludes dollar roll transactions.






JNL Series Trust
Financial Highlights

                                                            Increase (Decrease) from
                                                             Investment Operations
                                            -------------------------------------------------------
                             Net Asset      -------------------------------------------------------
                               Value              Net           Net Realized        Total from       Distributions from
                             Beginning        Investment        & Unrealized        Investment        Net Investment
      Period Ended           of Period       Income (Loss)     Gains (Losses)       Operations            Income
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
JNL/SALOMON BROTHERS HIGH YIELD BOND FUND

Class A
       12/31/2004                8.03             0.17              0.49                 0.66                (0.18)
       12/31/2003                6.98             0.75              1.05                 1.80                (0.75)
       12/31/2002                7.42             0.87             (0.44)                0.43                (0.87)
       12/31/2001                7.67             0.65             (0.24)                0.41                (0.66)
       12/31/2000                8.71             0.64             (1.05)               (0.41)               (0.63)

-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
JNL/SALOMON BROTHERS STRATEGIC BOND FUND

Class A
       12/31/2004               11.40             0.56              0.23                 0.79                (0.53)
       12/31/2003               10.63             0.49              0.95                 1.44                (0.52)
       12/31/2002               10.41             0.65              0.22                 0.87                (0.65)
       12/31/2001               10.37             0.68              0.01                 0.69                (0.65)
       12/31/2000               10.25             0.68              0.06                 0.74                (0.62)

-----------------------------------------------------------------------------------------------------------------------





                                                                                                  Supplemental Data
                            Distributions from                                  -------------------------------------------------
                               Net Realized                                     -------------------------------------------------
                                 Gains on                         Net Asset                          Net Assets,
                                Investment        Return of       Value, End          Total         End of Period    Portfolio
      Period Ended             Transactions        Capital        of Period         Return(b)      (in thousands)   Turnover (d)
---------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/SALOMON BROTHERS HIGH YIELD BOND FUND

Class A
       12/31/2004                       -            -                8.51           8.22             284,949        149.00
       12/31/2003                       -            -                8.03          25.79              19,464         71.74
       12/31/2002                       -            -                6.98           5.76              17,079         77.04
       12/31/2001                       -            -                7.42           5.33              20,220         48.73
       12/31/2000                       -            -                7.67          (4.67)             16,437         35.52

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/SALOMON BROTHERS STRATEGIC BOND FUND

Class A
       12/31/2004                   (0.19)           -               11.47           6.91             236,706         74.16 (d)
       12/31/2003                   (0.15)           -               11.40          13.53             197,923         61.03
       12/31/2002                       -            -               10.63           8.38             125,881         83.34
       12/31/2001                       -            -               10.41           6.71             123,310         86.36
       12/31/2000                       -            -               10.37           7.28             116,654         93.13

------------------------------------------------------------------------------------------------------------------------------------



                                                                   Assuming No Expense Reimburse-
                                                                    ment or Fees Paid Indirectly
                                                                --------------------------------------
                                                                --------------------------------------
                                                Ratio of Net                         Ratio of Net
                                Ratio of         Investment        Ratio of           Investment
                              Expenses to      Income (Loss)      Expenses to        Income (Loss)
                              Average Net        to Average       Average Net         to Average
      Period Ended             Assets (c)      Net Assets (c)     Assets (c)        Net Assets (c)
------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
JNL/SALOMON BROTHERS HIGH YIELD BOND FUND

Class A
       12/31/2004                   0.83             6.97            n/a                  n/a
       12/31/2003                   0.90             8.47            n/a                  n/a
       12/31/2002                   0.90             8.88            n/a                  n/a
       12/31/2001                   0.90             8.54            n/a                  n/a
       12/31/2000                   0.90             9.17            n/a                  n/a

----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
JNL/SALOMON BROTHERS STRATEGIC BOND FUND

Class A
       12/31/2004                   0.94             4.63            n/a                  n/a
       12/31/2003                   0.95             5.03            n/a                  n/a
       12/31/2002                   0.95             6.22            n/a                  n/a
       12/31/2001                   0.98 (e)         6.46            n/a                  n/a
       12/31/2000                   0.95             7.42            n/a                  n/a

----------------------------------------------------------------------------------------------------------

--------------------------

(a)  Commencement of operations.

(b) Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(c)  Annualized for periods less than one year.

(d)  The Portfolio  Turnover  excludes dollar roll  transactions.  The Portfolio
     Turnover  including  dollar  roll  transactions  for  JNL/Salomon  Brothers
     Stratigic Bond Fund is 422.85%.

(e)  The ratio of net operating expenses was 0.95%.







JNL Series Trust
Financial Highlights

                                                            Increase (Decrease) from
                                                             Investment Operations
                                            -------------------------------------------------------
                             Net Asset      -------------------------------------------------------
                               Value              Net           Net Realized        Total from       Distributions from
                             Beginning        Investment        & Unrealized        Investment        Net Investment
      Period Ended           of Period       Income (Loss)     Gains (Losses)       Operations            Income
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
JNL/SALOMON BROTHERS U.S. GOVERNMENT & QUALITY BOND FUND

Class A
       12/31/2004           $  11.47               $ 0.54           $ (0.10)              $ 0.44              $ (0.53)
       12/31/2003              11.89                 0.45             (0.31)                0.14                (0.42)
       12/31/2002              11.17                 0.42              0.86                 1.28                (0.42)
       12/31/2001              10.96                 0.50              0.25                 0.75                (0.49)
       12/31/2000              10.36                 0.60              0.59                 1.19                (0.59)

-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
JNL/SELECT BALANCED FUND

Class A
       12/31/2004              15.55                 0.36              1.33                 1.69                (0.02)
       12/31/2003              13.14                 0.32              2.51                 2.83                (0.30)
       12/31/2002              14.00                 0.42             (0.69)               (0.27)               (0.42)
       12/31/2001              13.13                 0.41              0.98                 1.39                (0.44)
       12/31/2000              12.60                 0.50              0.52                 1.02                (0.46)

-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
JNL/SELECT GLOBAL GROWTH FUND

Class A
       12/31/2004              17.43                 0.10              1.88                 1.98                    -
       12/31/2003              14.06                 0.13              3.24                 3.37                    -
       12/31/2002              19.48                 0.10             (5.38)               (5.28)               (0.14)
       12/31/2001              25.97                 0.08             (6.19)               (6.11)               (0.35)
       12/31/2000              35.69                 0.07             (6.55)               (6.48)               (0.59)

-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
JNL/SELECT LARGE CAP GROWTH FUND

Class A
       12/31/2004              17.65                (0.02)             2.08                 2.06                    -
       12/31/2003              13.03                (0.04)             4.66                 4.62                    -
       12/31/2002              18.55                (0.04)            (5.48)               (5.52)                   -
       12/31/2001              26.65                    -             (8.04)               (8.04)               (0.01)
       12/31/2000              39.97                 0.16             (8.45)               (8.29)               (0.51)

-----------------------------------------------------------------------------------------------------------------------





                                                                                                  Supplemental Data
                            Distributions from                                  -------------------------------------------------
                               Net Realized                                     -------------------------------------------------
                                 Gains on                         Net Asset                          Net Assets,
                                Investment        Return of       Value, End          Total         End of Period    Portfolio
      Period Ended             Transactions        Capital        of Period         Return(b)      (in thousands)   Turnover (d)
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
JNL/SALOMON BROTHERS U.S. GOVERNMENT & QUALITY BOND FUND

Class A
       12/31/2004             $   (0.07)             $ -          $ 11.31             3.85 %         $ 197,863        64.93% (d)
       12/31/2003                 (0.14)               -            11.47             1.18             257,274        43.56
       12/31/2002                 (0.14)               -            11.89            11.47             304,265        35.72
       12/31/2001                 (0.05)               -            11.17             6.92             226,275        69.10
       12/31/2000                     -                -            10.96            11.50             138,122        49.09

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/SELECT BALANCED FUND

Class A
       12/31/2004                 (0.10)               -            17.12            10.88             381,316       120.61
       12/31/2003                 (0.12)               -            15.55            21.57             303,892        54.21
       12/31/2002                 (0.17)               -            13.14            (1.93)            217,013        68.30
       12/31/2001                 (0.08)               -            14.00            10.57             212,196        42.38
       12/31/2000                 (0.03)               -            13.13             8.25             155,270        25.76

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/SELECT GLOBAL GROWTH FUND

Class A
       12/31/2004                     -                -            19.41            11.36             217,952       296.09
       12/31/2003                     -                -            17.43            23.97             197,288       120.39
       12/31/2002                     -                -            14.06           (27.12)            206,070        65.19
       12/31/2001                 (0.03)               -            19.48           (23.50)            389,796        93.37
       12/31/2000                 (2.65)               -            25.97           (18.28)            665,187        65.56

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/SELECT LARGE CAP GROWTH FUND

Class A
       12/31/2004                     -                -            19.71            11.67             295,491       154.46
       12/31/2003                     -                -            17.65            35.46             257,852        78.47
       12/31/2002                     -                -            13.03           (29.76)            215,884       117.19
       12/31/2001                 (0.05)               -            18.55           (30.18)            436,946       100.02
       12/31/2000                 (4.52)               -            26.65           (20.97)            744,972        61.65

-----------------------------------------------------------------------------------------------------------------------------------


                                                                   Assuming No Expense Reimburse-
                                                                    ment or Fees Paid Indirectly
                                                                --------------------------------------
                                                                --------------------------------------
                                                Ratio of Net                         Ratio of Net
                                Ratio of         Investment        Ratio of           Investment
                              Expenses to      Income (Loss)      Expenses to        Income (Loss)
                              Average Net        to Average       Average Net         to Average
      Period Ended             Assets (c)      Net Assets (c)     Assets (c)        Net Assets (c)
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
JNL/SALOMON BROTHERS U.S. GOVERNMENT & QUALITY BOND FUND

Class A
       12/31/2004                 0.79 %           3.92 %          n/a %                n/a %
       12/31/2003                 0.78             3.26            n/a                  n/a
       12/31/2002                 0.78             4.26            n/a                  n/a
       12/31/2001                 0.82 (e)         5.09            n/a                  n/a
       12/31/2000                 0.80             6.06            n/a                  n/a

------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
JNL/SELECT BALANCED FUND

Class A
       12/31/2004                 0.80             2.42            n/a                  n/a
       12/31/2003                 0.80             2.49            0.81                 2.48
       12/31/2002                 0.81             2.98            0.81                 2.98
       12/31/2001                 0.81             3.28            n/a                  n/a
       12/31/2000                 0.82             4.02            n/a                  n/a

------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
JNL/SELECT GLOBAL GROWTH FUND

Class A
       12/31/2004                 1.11             0.58            1.21                  0.48
       12/31/2003                 1.13             0.70            1.18                  0.65
       12/31/2002                 1.07             0.45            1.10                  0.42
       12/31/2001                 1.05             0.42            1.06                  0.41
       12/31/2000                 1.03             0.03            n/a                   n/a

------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
JNL/SELECT LARGE CAP GROWTH FUND

Class A
       12/31/2004                 1.00            (0.09)           1.02                 (0.11)
       12/31/2003                 1.04            (0.28)           1.08                 (0.32)
       12/31/2002                 1.02            (0.18)           1.10                 (0.26)
       12/31/2001                 0.99             0.05            1.02                  0.02
       12/31/2000                 0.98             0.25            n/a                   n/a

------------------------------------------------------------------------------------------------------

--------------------------

(a)  Commencement of operations.

(b) Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(c)  Annualized for periods less than one year.

(d)  The Portfolio  Turnover  excludes dollar roll  transactions.  The Portfolio
     Turnover  including dollar roll transactions for JNL/Salomon  Brothers U.S.
     Governement Quality & Bond Fund is 643.06%.

(e)  The ratio of net operating expenses was 0.79%.






JNL Series Trust
Financial Highlights

                                                            Increase (Decrease) from
                                                             Investment Operations
                                            -------------------------------------------------------
                             Net Asset      -------------------------------------------------------
                               Value              Net           Net Realized        Total from       Distributions from
                             Beginning        Investment        & Unrealized        Investment        Net Investment
      Period Ended           of Period       Income (Loss)     Gains (Losses)       Operations            Income
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
JNL/SELECT MONEY MARKET FUND

Class A
       12/31/2004           $    1.00           $ 0.01               $ -               $ 0.01              $ (0.01)
       12/31/2003                1.00             0.01                 -                 0.01                (0.01)
       12/31/2002                1.00             0.01                 -                 0.01                (0.01)
       12/31/2001                1.00             0.03                 -                 0.03                (0.03)
       12/31/2000                1.00             0.06                 -                 0.06                (0.06)

-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
JNL/SELECT VALUE FUND

Class A
       12/31/2004               14.70             0.12              2.05                 2.17                (0.06)
       12/31/2003               10.97             0.11              3.71                 3.82                (0.03)
    09/30(a)-12/31/02           10.00             0.06              0.91                 0.97                    -

-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
JNL/T.ROWE PRICE ESTABLISHED GROWTH FUND

Class A
       12/31/2004               16.77             0.08              1.58                 1.66                (0.07)
       12/31/2003               12.85             0.02              3.90                 3.92                    -
       12/31/2002               16.78             0.01             (3.92)               (3.91)               (0.02)
       12/31/2001               18.74             0.02             (1.94)               (1.92)                   -
       12/31/2000               21.70                -             (0.11)               (0.11)               (0.01)

-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
JNL/T.ROWE PRICE MID-CAP GROWTH FUND

Class A
       12/31/2004               24.89            (0.13)             4.61                 4.48                    -
       12/31/2003               18.05            (0.12)             7.08                 6.96                    -
       12/31/2002               23.12            (0.15)            (4.92)               (5.07)                   -
       12/31/2001               23.47            (0.13)            (0.22)               (0.35)                   -
       12/31/2000               23.71            (0.04)             1.67                 1.63                    -

-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
JNL/T.ROWE PRICE VALUE FUND

Class A
       12/31/2004               11.92             0.12              1.68                 1.80                (0.08)
       12/31/2003                9.22             0.06              2.70                 2.76                (0.06)
       12/31/2002               11.11             0.09             (1.96)               (1.87)                   -
       12/31/2001               11.14             0.08              0.01                 0.09                (0.08)
    05/01(a)-12/31/00           10.00             0.09              1.16                 1.25                (0.09)

-----------------------------------------------------------------------------------------------------------------------





                                                                                                  Supplemental Data
                            Distributions from                                  -------------------------------------------------
                               Net Realized                                     -------------------------------------------------
                                 Gains on                         Net Asset                          Net Assets,
                                Investment        Return of       Value, End          Total         End of Period    Portfolio
      Period Ended             Transactions        Capital        of Period         Return(b)      (in thousands)   Turnover (d)
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
JNL/SELECT MONEY MARKET FUND

Class A
       12/31/2004               $     -           $   -             $ 1.00            0.78 %        $ 237,815          n/a %
       12/31/2003                     -               -               1.00            0.46            184,440          n/a
       12/31/2002                     -               -               1.00            1.07            214,520          n/a
       12/31/2001                     -               -               1.00            3.45            242,518          n/a
       12/31/2000                     -               -               1.00            5.83            185,012          n/a

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
JNL/SELECT VALUE FUND

Class A
       12/31/2004                 (0.10)              -              16.71           14.77            154,283       136.31
       12/31/2003                 (0.06)              -              14.70           34.80             54,532        16.19
    09/30(a)-12/31/02                 -               -              10.97            9.70             18,004         8.64

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
JNL/T.ROWE PRICE ESTABLISHED GROWTH FUND

Class A
       12/31/2004                     -               -              18.36            9.89            606,885        36.69
       12/31/2003                     -               -              16.77           30.54            474,046        36.37
       12/31/2002                     -               -              12.85          (23.33)           316,367        46.16
       12/31/2001                 (0.04)              -              16.78          (10.23)           474,105        63.38
       12/31/2000                 (2.84)              -              18.74           (0.34)           411,855        77.19

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
JNL/T.ROWE PRICE MID-CAP GROWTH FUND

Class A
       12/31/2004                 (1.50)              -              27.87           18.03            541,739        34.02
       12/31/2003                 (0.12)              -              24.89           38.60            379,541        42.89
       12/31/2002                     -               -              18.05          (21.93)           248,327        42.22
       12/31/2001                     -               -              23.12           (1.49)           366,028        44.26
       12/31/2000                 (1.87)              -              23.47            7.16            419,796        47.90

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
JNL/T.ROWE PRICE VALUE FUND

Class A
       12/31/2004                     -              -              13.64           15.12            485,126        42.10
       12/31/2003                     -              -              11.92           29.97            404,470        28.06
       12/31/2002                 (0.02)             -               9.22          (16.84)           220,106        38.21
       12/31/2001                 (0.04)             -              11.11            0.78            216,408        42.29
    05/01(a)-12/31/00             (0.02)             -              11.14           12.54             26,446        44.84

---------------------------------------------------------------------------------------------------------------------------------





                                                                   Assuming No Expense Reimburse-
                                                                    ment or Fees Paid Indirectly
                                                                --------------------------------------
                                                                --------------------------------------
                                                Ratio of Net                         Ratio of Net
                                Ratio of         Investment        Ratio of           Investment
                              Expenses to      Income (Loss)      Expenses to        Income (Loss)
                              Average Net        to Average       Average Net         to Average
      Period Ended             Assets (c)      Net Assets (c)     Assets (c)        Net Assets (c)
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
JNL/SELECT MONEY MARKET FUND

Class A
       12/31/2004                 0.61 %           0.81 %           n/a %               n/a %
       12/31/2003                 0.69             0.47             n/a                 n/a
       12/31/2002                 0.69             1.07             n/a                 n/a
       12/31/2001                 0.69             3.28             n/a                 n/a
       12/31/2000                 0.70             5.73             n/a                 n/a

------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
JNL/SELECT VALUE FUND

Class A
       12/31/2004                 0.86             1.50             n/a                 n/a
       12/31/2003                 0.85             1.81             0.88                 1.78
    09/30(a)-12/31/02             0.85             2.24             0.98                 2.11

------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
JNL/T.ROWE PRICE ESTABLISHED GROWTH FUND

Class A
       12/31/2004                 0.92             0.51             0.93                 0.50
       12/31/2003                 0.92             0.14             0.95                 0.11
       12/31/2002                 0.92             0.06             0.94                 0.04
       12/31/2001                 0.92             0.12             0.92                 0.12
       12/31/2000                 0.92             0.03             0.92                 0.03

------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
JNL/T.ROWE PRICE MID-CAP GROWTH

Class A
       12/31/2004                 1.02            (0.55)            1.04                (0.57)
       12/31/2003                 1.03            (0.60)            1.04                (0.61)
       12/31/2002                 1.03            (0.67)            1.04                (0.68)
       12/31/2001                 1.02            (0.56)            1.03                (0.57)
       12/31/2000                 1.02            (0.20)            n/a                  n/a

------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
JNL/T.ROWE PRICE VALUE FUND

Class A
       12/31/2004                 0.99             1.01             1.01                 0.99
       12/31/2003                 1.00             1.05             1.02                 1.03
       12/31/2002                 1.00             0.97             1.02                 0.95
       12/31/2001                 1.00             0.93             1.02                 0.91
    05/01(a)-12/31/00             1.00             1.47             1.01                 1.46

------------------------------------------------------------------------------------------------------------


--------------------------

(a)  Commencement of operations.

(b) Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(c)  Annualized for periods less than one year.

(d)  The Portfolio Turnover excludes dollar roll transactions.


                                   PROSPECTUS

                                   MAY 2, 2005

                                JNL SERIES TRUST

You can find more information about the Trust in:

     o The Trust's STATEMENT OF ADDITIONAL INFORMATION (SAI) dated May 2, 2005, which contains further information about the Trust and the Funds, particularly their investment practices and restrictions. The current SAI is on file with the Securities and Exchange Commission
          (SEC) and is incorporated into the Prospectus by reference (which means the SAI is legally part of the Prospectus).

     o The Trust's ANNUAL AND SEMI-ANNUAL REPORTS to shareholders, which show the Fund's actual investments and include financial statements as of the close of the particular annual or semi-annual period. The Annual Report also discusses the market conditions and investment strategies that significantly affected each Fund's performance during the year covered by the report.

You can obtain a copy of the current SAI or the most recent Annual or Semi-Annual Reports without charge, or make other inquiries, by calling 1-800-766-4683 (Annuity and Life Service Center), 1-800-599-5651 (NY Annuity and Life Service Center), 1-800-777-7779 (for contracts purchased through a bank or financial institution) or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution), or writing the JNL Series Trust Service Center, P.O. Box 378002, Denver, Colorado 80237-8003 or by visiting WWW.JNL.COM or WWW.JNLNY.COM.

You also can review and copy information about the Trust (including its current SAI and most recent Annual and Semi-Annual Reports) at the SEC's Public Reference Room in Washington, D.C. Reports and other information about the Trust also are available on the EDGAR database on the SEC's Internet site (HTTP://WWW.SEC.GOV), and copies may be obtained, after payment of a duplicating fee, by electronic request (PUBLICINFO@SEC.GOV) or by writing the SEC's Public Reference Section Washington, D.C., 20549-0102. You can find out about the operation of the Public Reference Section and copying charges by calling 1-202-942-8090.

The Trust's SEC file number is: 811-8894


--------

1 MSCI EAFE is a trademark of Morgan Stanley Capital International, Inc., and has been licensed for use by Mellon Financial Corporation. The Fund is not sponsored, endorsed, sold or promoted by the Morgan Stanley Capital International, Inc., and Morgan Stanley Capital International, Inc. makes no representation regarding the advisability of investing in the Fund.

                                   PROSPECTUS
                                 CLASS A SHARES
                                   May 2, 2005
                               JNL(R) SERIES TRUST
                    1 Corporate Way o Lansing, Michigan 48951

This Prospectus provides you with the basic information you should know before investing in the JNL Series Trust (Trust).

The shares of the Trust are sold to life insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies. Shares of the Trust may also be sold directly to qualified retirement plans. The Trust currently offers shares in the following separate Funds ("Fund" or "Funds"), each with its own investment objective.

JNL/JPMorgan International Equity Fund
JNL/Lazard Mid Cap Value Fund
JNL/Mellon Capital Management S&P 500 Index Fund
JNL/Mellon Capital Management S&P 400 MidCap Index Fund
JNL/Mellon Capital Management Small Cap Index Fund
JNL/Mellon Capital Management International Index Fund
JNL/Mellon Capital Management Bond Index Fund
JNL/PIMCO Total Return Bond Fund
JNL/Salomon Brothers High Yield Bond Fund
JNL/Select Money Market Fund
JNL/Select Value Fund
JNL/T. Rowe Price Established Growth Fund
JNL/T. Rowe Price Mid-Cap Growth Fund
JNL/S&P Managed Conservative Fund
JNL/S&P Managed Moderate Fund
JNL/S&P Managed Moderate Growth Fund
JNL/S&P Managed Growth Fund
JNL/S&P Managed Aggressive Growth Fund


EACH FUND EXCEPT THE JNL/S&P FUNDS OFFERS TWO CLASSES OF SHARES, CLASS A AND CLASS B. THE JNL/SELECT MONEY MARKET FUND ALSO OFFERS CLASS C SHARES. CLASS A SHARES ARE DESCRIBED IN THIS PROSPECTUS.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE TRUST'S SECURITIES, OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," "500,"
"S&P MidCap 400 Index" and "Standard & Poor's MidCap 400" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Jackson National Life Insurance Company. The JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund, JNL/Mellon Capital Management S&P 500 Index Fund and JNL/Mellon Capital Management S&P 400 MidCap Index Fund are not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P") and S&P makes no representation regarding the advisability of investing in the Funds. Among the fund options considered are index funds based on the S&P 500 and other indexes that are published by S&P. S&P typically receives license fees from the issuers of such funds, some of which may be based on the amount of assets invested in the fund. Please see the Statement of Additional Information which sets forth certain additional disclaimers and limitations of liabilities on behalf of S&P. For more detailed information about the Trust and the Funds, see the Trust's Statement of Additional Information (SAI), which is incorporated by reference into (which means it legally is a part of) this prospectus.
                                 ---------------

                                TABLE OF CONTENTS

I. ABOUT THE FUNDS OF THE TRUST............................................1

INCLUDES A DESCRIPTION OF EACH FUND, ITS INVESTMENT STRATEGIES AND PRINCIPAL RISKS; HISTORIC PERFORMANCE; PERFORMANCE MEASURED AGAINST A RELEVANT BENCHMARK; HIGHEST AND LOWEST PERFORMING QUARTERS; EXPENSES; AND MANAGEMENT OF THE FUND.

II. MANAGEMENT OF THE TRUST................................................252

MANAGEMENT OF THE FUNDS; FUND EXPENSES; SUB-ADVISORY ARRANGEMENTS; ADMINISTRATIVE FEE, CLASSES OF SHARES, BROKERAGE ENHANCEMENT PLAN, INVESTMENT IN TRUST SHARES; SHARE REDEMPTION; AND TAX STATUS.

III. FINANCIAL HIGHLIGHTS..................................................264

THE FINANCIAL HIGHLIGHTS TABLES WILL HELP YOU UNDERSTAND A FUND'S FINANCIAL PERFORMANCE FOR THE PAST FIVE YEARS, OR FOR THE SHORTER LIFE OF THE FUND.

                 (This page has been intentionally left blank.)

                          ABOUT THE FUNDS OF THE TRUST

JNL/AIM LARGE CAP GROWTH FUND*

INVESTMENT OBJECTIVE. The investment objective of the JNL/AIM Large Cap Growth Fund is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to meet its objective by investing, normally, at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in securities of large-capitalization companies. In complying with this 80% investment requirement, the Fund will invest primarily in marketable equity securities, including convertible securities, but its investments may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Fund's direct investments and may include warrants, futures, options, exchange-traded funds and ADRs. The Fund considers a company to be a large-capitalization company if it has a market capitalization, at the time of purchase, no smaller than the smallest capitalized company included in the Russell 1000(R) Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. As of December 31, 2004, the Fund had a median market capitalization of $19.320 billion, and had 97.58% of assets invested in large capitalization stocks. The Russell 1000 Index is a widely recognized, unmanaged index of common stocks that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which measures the performance of the 3,000 largest U.S. companies based on market capitalization. The Fund may also invest up to 25% of its total assets in foreign securities.

The portfolio managers purchase securities of a limited number of large-cap companies that they believe have the potential for above-average growth in revenues and earnings. The portfolio managers consider whether to sell a particular security when they believe the security no longer has that potential.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose all or a portion of your money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o CONVERTIBLE SECURITIES RISK. The values of the convertible securities in which the Fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the Fund. Also, since a large percentage of the Fund's assets will be invested in a limited number of securities, any change in value of those securities could significantly affect the value of your investment in the Fund.

     o DERIVATIVES RISK. Investing in derivative instruments, such as futures and options, involves special risks. The Fund's sub-adviser must correctly predict price movements, during the life of the derivative, of the underlying asset in order to realize the desired result from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly, and to a greater extent, than other investments, which may increase the volatility of the Fund and create a greater risk of loss.

     o PORTFOLIO TURNOVER. The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If the fund does trade in this way, it may incur increased transaction costs, which can lower the actual return on your investment. Active trading may also increase short-term gains and losses.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to broad-based indices since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

Effective April 30, 2004, the Fund was combined with JNL/AIM Premier Equity II Fund, with the Fund as the surviving Fund. The performance shown is the Fund's historic performance, and does not reflect the performance of the acquired Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31
-25.47%           30.02%            9.99%
[insert chart]
2002              2003              2004

In the periods shown in the chart, the Fund's highest quarterly return was 12.39% (2nd quarter of 2003) and its lowest quarterly return was -14.46% (2nd quarter of 2002).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
-------------------------------------------------------- ---------------------- -------------------
                                                                1 year            Life of Fund*
-------------------------------------------------------- ---------------------- -------------------
JNL/AIM Large Cap Growth Fund (Class A)                           9.99%                 5.04%
S&P 500 Index                                                    10.88%                 5.54%
Russell 1000 Growth Index                                         5.23%                 1.12%
-------------------------------------------------------- ---------------------- -------------------

The Russell 1000 Growth Index is a style specific index.
The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.
* The Fund began operations on October 29, 2001.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------ --------------------
                                                                                     CLASS A
------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------ --------------------
Management/Administrative Fee*                                                          0.81%
------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------ --------------------
12b-1 Service Fee                                                                       0.20%
------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------ --------------------
Other Expenses                                                                          0.01%
------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------ --------------------
Total Fund Annual Operating Expenses                                                    1.02%
------------------------------------------------------------------------------ --------------------

* A reduction in the advisory fee took place on January 1, 2005. These estimates are based on the Fund's actual operating expenses for its most recently completed fiscal year, as adjusted for contractual changes.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

----------------------------------------------------------------------------- ---------------------
EXPENSE EXAMPLE                                                                     CLASS A
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
1 Year                                                                               $104
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
3 Years                                                                              $325
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
5 Years                                                                              $563
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
10 Years                                                                           $1,248
----------------------------------------------------------------------------- ---------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITION. In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a portion of its assets in cash equivalents, or high-quality debt instruments. During periods in which the Fund employs such a temporary defensive strategy, it will not be pursuing, and will not achieve, its investment objective. For cash management purposes, the Fund may also hold a portion of its assets in cash or such liquid assets.

INITIAL PUBLIC OFFERINGS. The Fund may participate in the initial public offering (IPO) market. Because of the Fund's small asset base, any investment the Fund may make in IPOs may significantly increase the Fund's total returns. As the Fund's assets grow, the impact of IPO investments will decline, which may reduce the Fund's total return.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risk and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/AIM Large Cap Growth Fund is A I M Capital Management, Inc. ("AIM"), located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046.

AIM, an investment adviser since 1986, is an indirect, wholly owned subsidiary of A I M Management Group Inc. A I M Management Group Inc. advises approximately 200 mutual funds and separate accounts which total approximately $138 billion in total net assets as of December 31, 2004. AIM is a wholly owned subsidiary of AMVESCAP, PLC.

The Fund is managed on a team basis. The individual members of the team who are primarily responsible for the day-to-day management of the Fund's portfolio are:

     o Geoffrey V. Keeling, Senior Portfolio Manager, has been associated with AIM and/or its affiliates since 1995.

     o Robert L. Shoss, Senior Portfolio Manager, has been associated with AIM and/or its affiliates since 1995.

They are assisted by AIM's Large Cap Growth Team, which may be compromised of portfolio managers, research analysts and other investment professionals of the advisor. Team members provide research support and make securities recommendations with respect to the fund's portfolio, but do not have day-to-day management responsibilities with respect to the fund. Members of the team may change from time to time.

The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of securities in the Fund.

AIM is a subsidiary of A I M Advisors, Inc. ("AIM"), which is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("IFG"), was formerly the investment advisor to the INVESCO Funds. The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to a wide range of issues, including issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

     On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and AIM reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Under the terms of the settlements, AIM also will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman The SEC has also settled market timing enforcement actions against senior IFG and AIM executives.

REGULATORY INQUIRIES AND PENDING LITIGATION

     As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions or inquiries and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

     ONGOING REGULATORY INQUIRIES CONCERNING IFG AND AIM

     IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds also have received regulatory inquiries on these matters

     PRIVATE CIVIL ACTIONS ALLEGING MARKET TIMING

     Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds.

     PRIVATE CIVIL ACTIONS ALLEGING IMPROPER USE OF FAIR VALUE PRICING

     Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing.

     PRIVATE CIVIL ACTIONS ALLEGING EXCESSIVE ADVISORY AND/OR DISTRIBUTION FEES

     Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans

     PRIVATE CIVIL ACTIONS ALLEGING IMPROPER CHARGING OF DISTRIBUTION FEES ON LIMITED OFFERING FUNDS OR SHARE CLASSES

     Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees.

     PRIVATE CIVIL ACTIONS ALLEGING IMPROPER MUTUAL FUND SALES PRACTICES AND DIRECTED-BROKERAGE ARRANGEMENTS

     Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions.

JNL/AIM REAL ESTATE FUND1

INVESTMENT OBJECTIVE. The investment objective of the JNL/AIM Real Estate Fund is high total return.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to meet this objective by investing, normally, at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in real estate and real estate-related companies. In complying with this 80% investment requirement, the Fund may invest in debt and equity securities, including convertible securities, and its investments may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Fund's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depository Receipts. The Fund considers a company to be a real estate-related company if at least 50% of its assets, gross income or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate. These companies include equity real estate investment trusts (REITs) that own property and mortgage loans or that invest in long-term mortgages or mortgage pools, or companies whose products and services are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions that issue or service mortgages.

The Fund may invest in equity, debt or convertible securities of companies unrelated to the real estate industry that the portfolio managers believe are undervalued and have potential for growth of capital. The Fund will limit its investment in debt securities unrelated to real estate to those that are investment-grade or deemed by the Fund's portfolio managers to be of comparable quality. The Fund may invest up to 25% of its total assets in foreign securities. For cash management purposes, the Fund may also hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds. Any percentage limitations with respect to assets of the Fund are applied at the time of purchase. The Fund may participate in the initial public offering (IPO) market in some market cycles.

The portfolio managers utilize fundamental real estate analysis and quantitative securities analysis to select investments for the Fund, including analyzing a company's management and strategic focus, evaluating the location, physical attributes and cash flow generating capacity of a company's properties and calculating relative return potential among other things. The portfolio managers consider whether to sell a particular security when any of these factors materially changes.

In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a portion of its assets, cash equivalents or high quality debt instruments. During periods in which the Fund employs such a temporary defensive strategy, it will not be pursuing, and will not achieve, its investment objective. For cash management purposes, the Fund may also hold a portion of its assets in cash or such liquid assets.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose all or a portion of your money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o CONVERTIBLE SECURITIES RISK. The values of the convertible securities in which the Fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the Fund. Also, since a large percentage of the Fund's assets will be invested in a limited number of securities, any change in value of those securities could significantly affect the value of your investment in the Fund.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o DERIVATIVES. The Fund may use derivative instruments, such as futures contracts, options, and forward currency contracts, for hedging or as a means of enhancing return. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's sub-adviser must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

     o SYNTHETIC INSTRUMENTS RISK. Investing in synthetic instruments involves risks that the cause fluctuations in the values that may not correlate perfectly with the overall securities market. Some synthetic instruments are more sensitive to interest rate changes and market price fluctuations than others. Also, synthetic instruments are subject to counter part risk which is the risk that the other party in the transaction will not fulfill its contractual obligation to complete the transaction with the Fund.

     o REAL ESTATE INVESTMENT RISK. The Fund could conceivably hold real estate directly if a company defaults on debt securities the Fund owns. In that event, an investment in the Fund may have additional risks relating to direct ownership in real estate, including difficulties in valuing and trading real estate, declines in value of the properties, risks relating to general and local economic conditions, changes in the climate for real estate, increases in taxes, expenses and costs, changes in laws, casualty and condemnation losses, rent control limitations and increases in interest rates.

          The value of the Fund's investment in REITs is affected by the factors listed above, as well as the management skill of the persons managing the REIT. Since REITs have expenses of their own, you will bear a proportionate share of those expenses in addition to those of the Fund. Because the Fund focuses its investments in REITs and other companies related to the real estate industry, the value of your shares may rise and fall more than the value of shares of a fund that invests in a broader range of companies.

     o INDUSTRY FOCUS RISK. At times the Fund may increase the relative emphasis of its investments in a particular industry. Stocks of issuers in a particular industry are subject to changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry more than others. To the extent that the Fund has greater emphasis on investments in a particular industry, its share values may fluctuate in response to events affecting that industry.

     o INVESTMENT IN IPOS. The Fund may participate in the initial public offering (IPO) market in some market cycles. Because of the Fund's small initial asset base, any investment the Fund may make in IPOs may significantly increase the Fund's total return. As the Fund's assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on the Fund's total return.

PERFORMANCE. The Performance of a Fund will vary from year to year. The Fund's performance figures will not reflect the deduction of any charges that are imposed under a variable annuity contract.

Performance for the Fund has not been included because the Fund will commence operations on the effective date of this prospectus.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------- -------------------
                                                                                     CLASS A
------------------------------------------------------------------------------- -------------------
------------------------------------------------------------------------------- -------------------
Management/Administrative Fee                                                            0.85%
------------------------------------------------------------------------------- -------------------
------------------------------------------------------------------------------- -------------------
12b-1 Service Fee                                                                        0.20%
------------------------------------------------------------------------------- -------------------
------------------------------------------------------------------------------- -------------------
Other Expenses                                                                           0.01%
------------------------------------------------------------------------------- -------------------
------------------------------------------------------------------------------- -------------------
Total Fund Annual Operating Expenses                                                     1.06%
------------------------------------------------------------------------------- -------------------


EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate
Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------- --------------------
EXPENSE EXAMPLE                                                                       CLASS A
------------------------------------------------------------------------------- --------------------
------------------------------------------------------------------------------- --------------------
1 Year                                                                               $108
------------------------------------------------------------------------------- --------------------
------------------------------------------------------------------------------- --------------------
3 Years                                                                              $337
------------------------------------------------------------------------------- --------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The SAI has more information about the Fund's authorized investments and strategies, as well as the risk and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/AIM Real Estate Fund is A I M Capital Management, Inc. ("AIM"), located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046.

The sub -sub-adviser to the JNL/ AIM Real Estate Fund (the "Fund") is INVESCO Institutional (N.A.), Inc. ("IINA") with its principal office at 1360 Peachtree St., N.E., Suite 100, Atlanta, Georgia 30309.

Day-to-day investment management decisions for the Fund will be made by IINA. IINA is responsible for choosing certain types of real estate securities for the Fund. IINA and AIM are indirect, wholly-owned subsidiaries of AMVESCAP, Plc. As of December 31, 2004, IINA and its affiliates managed approximately $194 billion in total assets. AMVESCAP, as of December 31, 2004, managed approximately $382 billion in total assets. IINA is compensated by AIM at no additional expense to the Trust. IINA is an affiliate of AIM.

The Fund is managed on a team basis. The individual members of the team, who are assisted by the Real Estate Team, and are primarily responsible for the day-to-day management of the Fund's portfolio are:

     o Joe V. Rodriguez, Jr. (Lead Manager), Portfolio Manager, has been responsible for the Fund since 2005 and has been associated with AIM and/or its affiliates since 1990.

     o Mark Blackburn, Portfolio Manager, has been responsible for the Fund since 2005 and has been associated with AIM and/or its affiliates since 1998.

     o James W. Trowbridge, Portfolio Manager, has been responsible for the Fund since 2005 and has been associated with the adviser and/or its affiliates since 1989.

The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of securities in the Fund.

A I M is a subsidiary of A I M Advisors, Inc. ("AIM"), which is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("IFG"), was formerly the investment advisor to the INVESCO Funds.

The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to a wide range of issues, including issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

     On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and AIM reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Under the terms of the settlements, AIM also will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. The SEC has also settled market timing enforcement actions against senior IFG and AIM executives.

REGULATORY INQUIRIES AND PENDING LITIGATION

     As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions or inquiries and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

     ONGOING REGULATORY INQUIRIES CONCERNING IFG AND AIM

     IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds also have received regulatory inquiries on these matters

     PRIVATE CIVIL ACTIONS ALLEGING MARKET TIMING

     Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds.

     PRIVATE CIVIL ACTIONS ALLEGING IMPROPER USE OF FAIR VALUE PRICING

     Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing.

     PRIVATE CIVIL ACTIONS ALLEGING EXCESSIVE ADVISORY AND/OR DISTRIBUTION FEES

     Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans

     PRIVATE CIVIL ACTIONS ALLEGING IMPROPER CHARGING OF DISTRIBUTION FEES ON LIMITED OFFERING FUNDS OR SHARE CLASSES

     Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees.

     PRIVATE CIVIL ACTIONS ALLEGING IMPROPER MUTUAL FUND SALES PRACTICES AND DIRECTED-BROKERAGE ARRANGEMENTS

     Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions.

JNL/AIM SMALL CAP GROWTH FUND2

INVESTMENT OBJECTIVE. The investment objective of the JNL/AIM Small Cap Growth Fund is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to meet this objective by investing, normally, at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in securities of small-cap companies. In complying with this 80% investment requirement, the Fund will invest primarily in marketable equity securities, including convertible securities, but its investment may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Fund's direct investments and may include warrants, futures, options, exchange-traded funds and ADRs. The Fund considers a company to be a small-cap company if it has a market capitalization, at the time of purchase, no larger than the largest capitalized company included in the Russell 2000(R) Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. As of December 31, 2004, the Fund had a median market capitalization of $1.384 billion, and had 96.63% of assets invested in small cap stocks. The Russell 2000 Index consists of the 2,000 smallest companies in the Russell 3000(R) Index, which includes the 3,000 largest U.S. companies based on total market capitalization.

The Fund may also invest up to 20% of its assets in equity securities of issuers that have market capitalizations, at the time of purchase, outside the range of market capitalizations of companies included in the Russell 2000 Index, and in investment-grade non-convertible debt securities, U.S. government securities and high quality money market instruments. The Fund may also invest up to 25% of its total assets in foreign securities. Any percentage limitations with respect to the assets of the Fund are applied at the time of purchase.

In selecting investments, the portfolio managers seek to identify those companies that have strong earnings momentum or demonstrate other potential for growth of capital. The portfolio managers anticipate that the Fund, when fully invested, will generally be comprised of companies that are currently experiencing a greater than anticipated increase in earnings. The portfolio managers allocate investments among fixed-income securities based on their views as to the best values then available in the marketplace. The portfolio managers consider whether to sell a particular security when any of these factors materially changes.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose all or a portion of your money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o SMALL CAP INVESTING RISK. The prices of equity securities of smaller companies may fluctuate more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for the portfolio to sell securities at a desirable price. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

     o DERIVATIVES RISK. Investing in derivative instruments, such as futures and options, involves special risks. The Fund's sub-adviser must correctly predict price movements, during the life of the derivative, of the underlying asset in order to realize the desired result from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly, and to a greater extent, than other investments, which may increase the volatility of the Fund and create a greater risk of loss.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to broad-based indices since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31
-27.32%           38.43%            6.86%
[insert chart]
2002              2003              2004

In the periods shown in the chart, the Fund's highest quarterly return was 21.01% (2nd quarter of 2003) and its lowest quarterly return was -18.11% (3rd quarter of 2002).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
------------------------------------------------------- --------------------- -------------------
                                                               1 year           Life of Fund*
------------------------------------------------------- --------------------- -------------------
JNL/AIM Small Cap Growth Fund (Class A)                          6.86%                7.20%
Russell 2000 Growth Index                                       13.82%               12.82%
------------------------------------------------------- --------------------- -------------------

The Russell 2000 Growth Index is a style specific index.
* The Fund began operations on October 29, 2001.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------- ------------------
                                                                                      CLASS A
-------------------------------------------------------------------------------- ------------------
-------------------------------------------------------------------------------- ------------------
Management/Administrative Fee*                                                          0.95%
-------------------------------------------------------------------------------- ------------------
-------------------------------------------------------------------------------- ------------------
12b-1 Service Fee                                                                       0.20%
-------------------------------------------------------------------------------- ------------------
-------------------------------------------------------------------------------- ------------------
Other Expenses                                                                          0.01%
-------------------------------------------------------------------------------- ------------------
-------------------------------------------------------------------------------- ------------------
Total Fund Annual Operating Expenses                                                    1.16%
-------------------------------------------------------------------------------- ------------------

* A reduction in the advisory fee took place on January 1, 2005.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------- --------------------
EXPENSE EXAMPLE                                                                       CLASS A
------------------------------------------------------------------------------- --------------------
------------------------------------------------------------------------------- --------------------
1 Year                                                                                  $118
------------------------------------------------------------------------------- --------------------
------------------------------------------------------------------------------- --------------------
3 Years                                                                                 $368
------------------------------------------------------------------------------- --------------------
------------------------------------------------------------------------------- --------------------
5 Years                                                                                 $638
------------------------------------------------------------------------------- --------------------
------------------------------------------------------------------------------- --------------------
10 Years                                                                              $1,409
------------------------------------------------------------------------------- --------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITION. In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a portion of its assets, cash equivalents or high quality debt instruments. During periods in which the Fund employs such a temporary defensive strategy, it will not be pursuing, and will not achieve, its investment objective. For cash management purposes, the fund may also hold a portion of its assets in cash or such liquid assets.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risk and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/AIM Small Cap Growth Fund is A I M Capital Management, Inc. ("AIM"), located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046.

AIM, an investment adviser since 1986, is an indirect, wholly owned subsidiary of A I M Management Group Inc. A I M Management Group Inc. advises approximately 200 mutual funds and separate accounts which total approximately $138 billion in total net assets as of December 31, 2004. AIM is a wholly owned subsidiary of AMVESCAP, PLC.

The Fund is managed on a team basis. The individual members of the team, who are assisted by the Small Cap Growth and Small Cap Core Teams, and are primarily responsible for the day-to-day management of the Fund's portfolio are:

     o Juliet S. Ellis (lead manager), Senior Portfolio Manager, has been responsible for the Fund since 2004 and has been associated AIM and/or its affiliates since 2004. From 2000 to 2004, she was Managing Director and from 1993 to 2004, she was a senior portfolio manager with JPMorgan Fleming Asset Management.

     o Juan R. Hartsfield, Portfolio Manager, has been responsible for the Fund since 2004 and has been associated AIM and/or its affiliates since 2004. From 2000 to 2004, he was a co-portfolio manager with JPMorgan Fleming Asset Management. From 1999 to 2000, he was a management consultant with Booz Allen & Hamilton.

The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of securities in the Fund.

AIM is a subsidiary of A I M Advisors, Inc. ("AIM"), which is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("IFG"), was formerly the investment advisor to the INVESCO Funds. The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to a wide range of issues, including issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

     On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and AIM reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Under the terms of the settlements, AIM also will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. The SEC has also settled market timing enforcement actions against senior IFG and AIM executives.

REGULATORY INQUIRIES AND PENDING LITIGATION

     As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions or inquiries and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

     ONGOING REGULATORY INQUIRIES CONCERNING IFG AND AIM

     IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds also have received regulatory inquiries on these matters

     PRIVATE CIVIL ACTIONS ALLEGING MARKET TIMING

     Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds.

     PRIVATE CIVIL ACTIONS ALLEGING IMPROPER USE OF FAIR VALUE PRICING

     Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing.

     PRIVATE CIVIL ACTIONS ALLEGING EXCESSIVE ADVISORY AND/OR DISTRIBUTION FEES

     Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans

     PRIVATE CIVIL ACTIONS ALLEGING IMPROPER CHARGING OF DISTRIBUTION FEES ON LIMITED OFFERING FUNDS OR SHARE CLASSES

     Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees.

     PRIVATE CIVIL ACTIONS ALLEGING IMPROPER MUTUAL FUND SALES PRACTICES AND DIRECTED-BROKERAGE ARRANGEMENTS

     Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions.

JNL/ALGER GROWTH FUND3

INVESTMENT OBJECTIVE. The investment objective of the JNL/Alger Growth Fund is long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing at least 65% in a diversified portfolio of equity securities - common stock, preferred stock, and securities convertible into or exchangeable for common stock of large companies which trade on U.S. exchanges or in the U.S. over-the-counter market. The Fund considers a large company to be one that, at the time its securities are acquired by the Fund, has a market capitalization of $1 billion or more. These companies typically have broad product lines, markets, financial resources and depth of management.

To provide flexibility to take advantage of investment opportunities, the Fund may hold a portion of its assets in money market investments and repurchase agreements.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in U.S. traded equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31
13.41%   26.20%   45.66%   3.80%    -13.44% -11.97%  -33.19%  35.29%   5.02%
[insert chart]
1996     1997     1998     1999     2000    2001     2002     2003     2004

In the periods shown in the chart, the Fund's highest quarterly return was 25.65% (4th quarter of 1998) and its lowest quarterly return was -20.09% (3rd quarter of 2002).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
------------------------------------------ ----------------- ---------------- ---------------------
                                                1 year           5 year          Life of Fund*
------------------------------------------ ----------------- ---------------- ---------------------
JNL/Alger Growth Fund (Class A)                  5.02%           -6.26%               7.72%
S&P 500 Index                                   10.88%           -2.29%              10.02%
------------------------------------------ ----------------- ---------------- ---------------------

The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.
* The Fund began operations on October 16, 1995.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------ --------------------
                                                                                     CLASS A
------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------ --------------------
Management/Administrative Fee*                                                         0.80%
------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------ --------------------
12b-1 Service Fee                                                                      0.20%
------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------ --------------------
Other Expenses                                                                         0.01%
------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------ --------------------
Total Fund Annual Operating Expenses                                                   1.01%
------------------------------------------------------------------------------ --------------------

* A reduction in the advisory fee took place on July 1, 2004. These estimates are based on the Fund's actual operating expenses for its most recently completed fiscal year, as adjusted for contractual changes.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------ --------------------
EXPENSE EXAMPLE                                                                      CLASS A
------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------ --------------------
1 Year                                                                                 $103
------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------ --------------------
3 Years                                                                                $322
------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------ --------------------
5 Years                                                                                $558
------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------ --------------------
10 Years                                                                             $1,236
------------------------------------------------------------------------------ --------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITION. The Fund may take a temporary, defensive position by investing up to all of its assets in debt securities (typically of a high grade), cash equivalents and repurchase agreements. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive position may reduce the potential for appreciation in the Fund's portfolio.

PORTFOLIO TURNOVER. The Fund may actively trade securities in seeking to achieve its objective. Doing so may increase transaction costs, which may reduce performance. Active trading also may increase short-term gains and losses.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/Alger Growth Fund is Fred Alger Management, Inc. (Alger Management), which is located at 111 Fifth Avenue, New York, New York 10003. Alger Management is generally engaged in the business of rendering investment advisory services to institutions and, to a lesser extent, individuals and has been so engaged since 1964. Alger Management is a wholly owned subsidiary of Fred Alger & Company, Incorporated which, in turn, is a wholly owned subsidiary of Alger Associates, Inc., a privately held financial services holding company. As of December 31, 2003, Alger Management had $9.5 billion in assets under management.

Fred M. Alger, III, is the key strategist for the Fund, overseeing the investments of the Fund. Mr. Alger, who founded Alger Management, has served as Chairman of the Board since 1964 and co-managed the portfolios prior to 1995. Dan C. Chung is responsible for the day-to-day management of portfolio investments and has served in that capacity since September 2001. Mr. Chung has been employed by Alger Management since 1994 as a Vice President and analyst from 1996 to 1999, as Senior Vice President and senior analyst until 2000, as an Executive Vice President and portfolio manager from 2000, and as Chief Investment Officer since September 2001 to September 2003. Mr. Chung was named President of Alger Management in September 2003.

The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of securities in the Fund.

Alger has provided the following information concerning regulatory investigations and proceedings involving Alger. In response to inquiries from the New York Attorney General ("NYAG") and the Securities and Exchange Commission ("SEC"), Alger and its counsel have been investigating certain shareholder trading practices in the mutual funds that it manages. Results of that investigation, which is continuing, are being shares with the NYAG, the SEC and the boards of the funds. Alger has assured the boards of the funds that if it is determined that improper market timing in any of the funds detrimentally affected the fund's performance, Alger will make appropriate restitution.

On October 16, 2003, the SEC commenced and settled a civil proceeding against James Connelly, Jr., a former vice chairman of Alger's immediate parent, in connection with alleged market timing arrangements with certain investors in The Alger Fund. That settlement specifically provides: "The findings herein are made pursuant to [Connelly's settlement] Offer and are not binding on any other person or entity in this or any other proceeding." Neither Alger nor any of the funds was a party to this proceeding.

On October 31, 2003, Peter D. DeMayo, as Custodian for James Liam DeMayo, identifying himself as a shareholder of Spectra Fund, filed a purported class action lawsuit against The Alger Fund, Spectra Fund, various portfolios of The Alger Fund, Alger, Connelly, Veras Management Partners, LLP and John Does 1-100 in the United States District Court for the Southern District of New York, and served the complaint in the lawsuit on Alger and the fund defendants on November 10, 2003. The suit, based primarily upon the SEC settlement with Mr. Connelly, alleges, among other things, that the fund defendants made false and misleading statements in their prospectuses in violation of Section 11 of the Securities Act of 1933, that other defendants violated the "control person" provision of
Section 15 of the Securities Act and Section 20(a) of the Securities Exchange Act of 1934, that all defendants committed fraud in violation of Section 10(b) of the Securities Exchange Act and Rule 10b-5 thereunder, and that Alger breached a fiduciary duty to plaintiffs. The suit seeks among other things, compensatory damages, recovery of advisory fees paid to Alger, and payment of the plaintiff's counsel and expert fees. Several similar class actions against the same and related parties and involving similar allegations and requests for relief have been brought. Additional class actions may be commenced in the near future.

The Manager has stated that it does not believe that such lawsuits will materially affect its ability to perform its management contracts with any of the mutual funds that it manages, and none of the fund defendants believes it will be materially adversely affected by the pending lawsuits.

JNL/EAGLE CORE EQUITY FUND4

INVESTMENT OBJECTIVE. The investment objective of the JNL/Eagle Core Equity Fund is long-term capital appreciation and, secondarily, current income.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio of common stock of U.S. companies that meet the criteria for one of three separate equity strategies: the growth equity strategy, the value equity strategy and the equity income strategy.

     o Under the GROWTH EQUITY STRATEGY, the sub-adviser selects common stocks in part based on its opinions regarding the sustainability of the company's competitive advantage in the marketplace and the company's management team. The sub-adviser looks for securities of companies which have an exceptional management team and which have the potential to increase market share and drive earnings per share growth. If a particular stock appreciates to over 7% of the total assets of the growth equity portion of the Fund, the sub-adviser typically will reduce the position to less than 7%. Generally, the sub-adviser will sell a stock if its price appreciates to a level that the sub-adviser views as not sustainable or to purchase stock that the sub-adviser believes presents a better investment opportunity.

          The sub-adviser seeks securities of companies which:

          -- have projected earnings growth and return on equity greater than 10%,

          --   are dominant in their industries, and

          --   have the ability to create and sustain a competitive advantage.

     o Under the VALUE EQUITY STRATEGY, the sub-adviser picks stocks from the 500 largest names in the Russell 1000 Index (by market capitalization). It focuses on securities with solid fundamentals, predictable growth and reasonable valuations relative to their peers. Unpredictable businesses, high multiple stocks, companies with unproven business models and businesses with no competitive advantage(s) are typically eliminated from consideration. This initial screening leaves a universe of about 150 above-average growth, predictable businesses that are the focus of an intense research process.

          The team develops an earnings model for each company in the resulting universe with each Co-Portfolio Manager responsible for those stocks in his/her sector of expertise. The research process concentrates on determining sustainable long-term growth prospects. Finally, a team uses a quantitative relative valuation model to rank each stock based on the five year expected growth rate and relative valuation, and seeks to hold those stocks with the highest potential return.

     o Under the EQUITY INCOME STRATEGY, the sub-adviser invests primarily in medium to large capitalization stocks with above-average dividend yields and rising dividends, seeking to provide both income and growth. The portfolio is diversified among common stocks, convertible bonds, convertible preferred stocks and Real Estate Investment Trusts. Securities in the portfolio often have value the sub-adviser believes is not fully recognized in the general market.

The sub-adviser divides the Fund's assets among each of these three strategies, with about 40% of the assets allocated to each of the growth equity and value equity strategies and about 20% to the equity income strategy.

The sub-adviser will typically sell a security if the security reaches its target price, negative changes occur with respect to the issuer or its industry, or there is a significant change in one or more of the characteristics applicable to the security's selection. However, the Fund may continue to hold equity securities that no longer meet the selection criteria but that the sub-adviser deems suitable investments in view of the Fund's investment objective.

Under normal circumstances, the Fund invests at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in the common stock of U.S. companies and may invest the balance in other securities, such as common stock of foreign issuers, corporate debt obligations, U.S. government securities, preferred stock, convertible stock, warrants and rights to buy common stock, real estate investment trusts, repurchase agreements and money market instruments. Although the Fund emphasizes investment-grade securities (or unrated securities that the sub-adviser deems to be of comparable quality), the Fund may invest in non-investment-grade securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests primarily in stocks of U.S. companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid securities markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o VALUE INVESTING RISK. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value or the factors that the manager believes will increase the price of the security do not occur.

     o    NON-INVESTMENT   GRADE  RISK.  A  non-investment  grade  security  may
          fluctuate more in value, and present a greater risk of default, than a higher-rated security.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

Effective April 30, 2004, the Fund was combined with JNL/Janus Growth & Income Fund, with the Fund as the surviving fund. The performance shown is the Fund's historic performance, and does not reflect the performance of the acquired fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31
32.33%   16.54%   23.55%   0.28%    -9.83%  -20.53%  24.54%   6.32%
[insert chart]
1997     1998     1999     2000     2001    2002     2003     2004

In the periods shown in the chart, the Fund's highest quarterly return was 18.43% (4th quarter of 1998) and its lowest quarterly return was -16.65% (3rd quarter of 2002).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
--------------------------------------------- --------------- --------------- -------------------
                                                  1 year          5 year        Life of Fund*
--------------------------------------------- --------------- --------------- -------------------
JNL/Eagle Core Equity Fund (Class A)                6.32%         -0.99%             8.25%
S&P 500 Index                                      10.88%         -2.29%             8.79%
--------------------------------------------- --------------- --------------- -------------------

The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.
* The Fund began operations on September 16, 1996.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------- ---------------------
                                                                                    CLASS A
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
Management/Administrative Fee                                                          0.75%
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
12b-1 Service Fee                                                                      0.20%
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
Other Expenses                                                                         0.01%
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
Total Fund Annual Operating Expenses                                                   0.96%
----------------------------------------------------------------------------- ---------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

----------------------------------------------------------------------------- ---------------------
EXPENSE EXAMPLE                                                                     CLASS A
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
1 Year                                                                                  $98
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
3 Years                                                                                $306
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
5 Years                                                                                $531
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
10 Years                                                                             $1,178
----------------------------------------------------------------------------- ---------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITION. The Fund may take a temporary, defensive position by investing a substantial portion of its assets in U.S. government securities, cash, cash equivalents and repurchase agreements. Taking a defensive position may reduce the potential for appreciation in the Fund's portfolio. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective.

DERIVATIVES. The Fund may also use derivative instruments, such as options, futures contracts and indexed securities, which are subject to transaction costs and certain risks, such as unanticipated changes in securities prices. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's sub-adviser must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/Eagle Core Equity Fund is Eagle Asset Management, Inc. (Eagle), 880 Carillon Parkway, St. Petersburg, Florida 33716. Eagle is a wholly owned subsidiary of Raymond James Financial, Inc. Eagle and its affiliates provide a wide range of financial services to retail and institutional clients.

In its capacity as sub-adviser, Eagle supervises and manages the investment portfolio of the Fund. Mr. Ashi Parikh is the Portfolio Manager responsible for the day-to-day management of the GROWTH EQUITY STRATEGY. Mr. Parikh is a Senior Managing Director of Eagle Institutional Growth Advisors, a division of Eagle Asset Management, Inc. Mr. Parikh joined Eagle in April 1999, after serving as Managing Director at Banc One Investment Advisers in Columbus, Ohio for five years. Eagle's Conservative Large Cap Equity team is responsible for the day-to-day management of the VALUE EQUITY STRATEGY. The team is compromised of four Co-Portfolio Managers: (1) Mr. Richard Skeppstrom who is a Managing Director and joined Eagle in April 2001 after serving as Senior Portfolio Manager for Evergreen Investment Management's large cap core program for six years, (2) Mr. John Jordan III who joined Eagle in April 2001 after serving as Co-Portfolio Manager of Evergreen Investment Management's large cap core program for two years, (3) Mr. Craig Dauer who joined Eagle in April 2001 after serving as Co-Portfolio Manager of Evergreen Investment Management's large cap core program for two years, and (4) Mr. Robert Marshall who joined Eagle in September 2002 after serving as Director/Senior Vice President of equity research at Wachovia Securities for seven years. Mr. Lou Kirschbaum, Managing Director and Portfolio Manager, is responsible for the day-to-day management of the EQUITY INCOME STRATEGY. He has been responsible for the equity income strategy since the inception of the Fund. Mr. Kirschbaum has been with Eagle since 1986.

The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of securities in the Fund.

JNL/EAGLE SMALLCAP EQUITY FUND5

INVESTMENT OBJECTIVE. The investment objective of the JNL/Eagle SmallCap Equity Fund is long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio of equity securities of U.S. companies with market capitalizations in the range of $100 million to $3 billion. The sub-adviser employs a bottom-up approach to identify rapidly growing, under-researched small capitalization companies that appear to be undervalued in relation to their long-term earnings growth rate or asset value. The sub-adviser generally invests in companies which have accelerating earnings, reasonable valuations, strong management that participates in the ownership of the company, reasonable debt, and a high or expanding return on equity. The Fund's equity holdings consist primarily of common stocks, but may also include preferred stocks and investment grade securities convertible into common stocks, and warrants.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests primarily in stocks of U.S. companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o SMALL CAP INVESTING. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones. The companies in which the Fund is likely to invest have limited product lines, markets or financial resources, or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Accordingly, an investment in the Fund may not be appropriate for all investors.

     o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

     o VALUE INVESTING RISK. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value or the factors that the manager believes will increase the price of the security do not occur.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31
27.64%   1.18%    19.27%   -13.25%  11.00%  -22.77%  39.97%   18.80%
[insert chart]
1997     1998     1999     2000     2001    2002     2003     2004

In the periods shown in the chart, the Fund's highest quarterly return was 29.40% (2nd quarter of 1999) and its lowest quarterly return was -24.08% (3rd quarter of 2002).


AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
--------------------------------------------------- -------------- -------------- ------------------
                                                       1 year         5 year        Life of Fund*
--------------------------------------------------- -------------- -------------- ------------------
JNL/Eagle SmallCap Equity Fund (Class A)                18.80%        4.33%              9.96%
Russell 2000 Index                                      18.44%        6.67%              9.39%
Russell 2000 Growth Index                               13.82%        1.28%              7.31%
--------------------------------------------------- -------------- -------------- ------------------

The Russell 2000 Index is a broad-based, unmanaged index. The Russell 2000
Growth Index is a style specific index.
* The Fund began operations on September 16, 1996.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------- ------------------
                                                                                      CLASS A
-------------------------------------------------------------------------------- ------------------
-------------------------------------------------------------------------------- ------------------
Management/Administrative Fee                                                            0.85%
-------------------------------------------------------------------------------- ------------------
-------------------------------------------------------------------------------- ------------------
12b-1 Service Fee                                                                        0.20%
-------------------------------------------------------------------------------- ------------------
-------------------------------------------------------------------------------- ------------------
Other Expenses                                                                           0.01%
-------------------------------------------------------------------------------- ------------------
-------------------------------------------------------------------------------- ------------------
Total Fund Annual Operating Expenses                                                     1.06%
-------------------------------------------------------------------------------- ------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------- -------------------
EXPENSE EXAMPLE                                                                      CLASS A
------------------------------------------------------------------------------- -------------------
------------------------------------------------------------------------------- -------------------
1 Year                                                                                $108
------------------------------------------------------------------------------- -------------------
------------------------------------------------------------------------------- -------------------
3 Years                                                                               $337
------------------------------------------------------------------------------- -------------------
------------------------------------------------------------------------------- -------------------
5 Years                                                                               $585
------------------------------------------------------------------------------- -------------------
------------------------------------------------------------------------------- -------------------
10 Years                                                                            $1,294
------------------------------------------------------------------------------- -------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITION. The Fund may take a temporary, defensive position by investing a substantial portion of its assets in U.S. government securities, cash, cash equivalents and repurchase agreements. Taking a defensive position may reduce the potential for appreciation in the Fund's portfolio. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective.

OTHER INVESTMENTS. The JNL/Eagle SmallCap Equity Fund may also invest in American Depositary Receipts of foreign issuers, U.S. government securities, repurchase agreements and other short-term money market instruments which may diminish returns.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/Eagle SmallCap Equity Fund is Eagle Asset Management, Inc. (Eagle), 880 Carillon Parkway, St. Petersburg, Florida 33716. Eagle and its affiliates provide a wide range of financial services to retail and institutional clients. Eagle is a wholly owned subsidiary of Raymond James Financial, Inc.

Bert L. Boksen, Managing Director and Portfolio Manager of Eagle, is responsible for the day-to-day management of the Fund. Mr. Boksen joined Eagle in April 1995 and has portfolio management responsibilities for its small cap equity accounts. Prior to joining Eagle, Mr. Boksen was employed for 16 years by Raymond James & Associates, Inc. in its institutional research and sales department. While employed by Raymond James & Associates, Inc., Mr. Boksen served as co-head of Research, Chief Investment Officer and Chairman of the Raymond James & Associates, Inc. Focus List Committee. Mr. Boksen has had responsibility for the day-to-day management of the Fund since the inception of the Fund.

The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed, and ownership of securities in the Fund.

JNL/FMR BALANCED FUND (formerly JNL/Janus Balanced Fund)6

INVESTMENT OBJECTIVE. The investment objective of the JNL/FMR Balanced Fund is to seek income and capital growth, consistent with reasonable risk.

PRINCIPAL INVESTMENT STRATEGIES. The Fund's sub-adviser, Fidelity Management & Research Company ("FMR"), manages the Fund to maintain a balance between stocks and bonds. When FMR's outlook is neutral, it will invest in approximately 60% of the Fund's assets in stocks and other equity securities and the remainder in bonds and other debt securities, including lower-quality debt securities. FMR may vary from this target if it believes stocks or bonds offer more favorable opportunities, but will always invest at least 25% of the Fund's total assets in fixed-income senior securities (including debt securities and preferred stocks).

FMR may invest the Fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

With respect to the Fund's equity investments, FMR's emphasis on above-average income-producing equity securities tends to lead to investments in stocks that have more "value" characteristics than "growth" characteristics. However, FMR is not constrained by any particular investment style. In buying and selling securities for the Fund, FMR generally analyzes the issuer of a security using fundamental factors (e.g., growth potential, earnings estimates, and management) and evaluates each security's current price relative to its estimated long-term value.

FMR may also use various techniques, such as buying and selling futures contracts, swaps, and exchange traded funds, to increase or decrease the Fund's exposure to changing security prices, interest rates, or other factors that affect security values. FMR may invest the Fund's assets in investment-grade debt securities by investing in other funds. If FMR's strategies do not work as intended, the Fund may not achieve its objective.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones.

          For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a stock's price to fall.

     o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information, more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o DERIVATIVES. The Fund may use derivative instruments, such as futures contracts, options, and forward currency contracts, for hedging or as a means of enhancing return. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's sub-adviser must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to broad-based indices since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

As of May 1, 2004, Fidelity Management and Research Company ("FMR") replaced Janus Capital Management LLC (Janus) as the sub-adviser to this Fund. Returns shown reflect the results achieved by prior sub-adviser.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31
-4.49%   -6.57%   13.73%   9.42%
[insert chart]
2001     2002     2003     2004

In the periods shown in the chart, the Fund's highest quarterly return was 7.79% (4th quarter of 2004) and its lowest quarterly return was -5.59% (3rd quarter of 2002).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
------------------------------------------------------------ ---------------- ---------------------
                                                                 1 year          Life of Fund*
------------------------------------------------------------ ---------------- ---------------------
JNL/FMR Balanced Fund (Class A)                                    9.42%             1.83%
S&P 500 Index                                                     10.88%            -2.52%
Lehman Brothers Government/Corporate Bond Index                    4.20%             8.14%
Balanced Hybrid Composite**                                       10.04%             4.82%
------------------------------------------------------------ ---------------- ---------------------

The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices. The Lehman Brothers
Government/Corporate Bond Index is composed of all bonds that are of investment grade with at least one year until maturity.
*The Fund began operations on May 1, 2000.

**In the future, the Fund's performance will be compared to the Balanced Hybrid
Composite rather than Lehman Brothers Government/Corporate Bond Index because of the change in investment objective and principal investment strategies. The
Balanced Hybrid Composite is a hypothetical representation of the performance of the Fund's general investment categories using a weighting of 60% equity and 40% bond. The following indexes are used to calculate the composite index: the Russell 3000(R) Index, the Russell 3000 Value Index, and the Lehman Brothers(R)
US Treasury Index. The index weightings of the composite index are: Russell
3000, 30%; Russell 3000 Value, 30%; and Lehman Brothers US Treasury Index, 40%.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------ --------------------
                                                                                     CLASS A
------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------ --------------------
Management/Administrative Fee*                                                         0.80%
------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------ --------------------
12b-1 Service Fee                                                                      0.20%
------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------ --------------------
Other Expenses                                                                         0.01%
------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------ --------------------
Total Fund Annual Operating Expenses                                                   1.01%
------------------------------------------------------------------------------ --------------------

* A reduction in the advisory fee took place on May 1, 2004. These estimates are based on the Fund's actual operating expenses for its most recently completed fiscal year, as adjusted for contractual changes.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------ --------------------
EXPENSE EXAMPLE                                                                      CLASS A
------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------ --------------------
1 Year                                                                                 $103
------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------ --------------------
3 Years                                                                                $322
------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------ --------------------
5 Years                                                                                $558
------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------ --------------------
10 Years                                                                             $1,236
------------------------------------------------------------------------------ --------------------

The Fund's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. SPECIAL SITUATIONS. The Fund may invest in "special situations" from time to time. A special situation arises when, in the opinion of the sub-adviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating special situations might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention. The impact of this strategy on the Fund will depend on the Fund's size and the extent of its holdings of special situation issuers relative to total net assets.

LOWER-RATED SECURITIES. The Fund may invest in high-yield, high-risk, fixed-income securities, commonly known as "junk bonds." These are corporate debt securities rated BBB or lower by S&P or Baa or lower by Moody's, or unrated securities deemed by the sub-adviser to be on comparable quality. Lower-rated securities generally involve a higher risk of default than higher-rated ones.

TEMPORARY DEFENSIVE POLICIES. In response to market, economic, political, or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect the Fund's performance and the Fund may not achieve its investment objective. The Fund reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/FMR Balanced Fund is Fidelity Management & Research Company (FMR), with principal offices at 82 Devonshire Street, Boston, MA 02109. Day-to-day investment management decisions for the Fund will be made by FMR Co., Inc. (FMRC) and Fidelity Investments Money Management, Inc. (FIMM), which serve as sub-subadvisers to the Fund. FIMM is responsible for choosing certain types of fixed income securities for the Fund. FMRC and FIMM are wholly-owned subsidiaries of FMR. As of March 31, 2005, FMR and its affiliates, FMRC and FIMM, managed over $639.2 billion in discretionary assets.

Lawrence Rakers is Portfolio Manager of Fund. Since joining Fidelity Investments in 1993, Mr. Rakers has worked as a research analyst and manager.

George Fischer is Co-Manager of the Fund. Since joining Fidelity Investments in 1989, Mr. Fischer has worked as a municipal analyst and manager.

The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed, and ownership of securities in the Fund.

JNL/FMR CAPITAL GROWTH FUND (formerly JNL/Janus Capital Growth Fund)*

INVESTMENT OBJECTIVE. The investment objective of the JNL/FMR Capital Growth Fund is to seek long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund's sub-adviser, Fidelity Management & Research Company ("FMR"), normally invests the Fund's assets primarily in common stocks. FMR normally invests the Fund's assets primarily in securities of companies with medium market capitalizations. Although FMR focuses on investing the Fund's assets in securities issued by medium-sized companies, FMR may also make investments in securities issued by larger or smaller companies.

FMR normally invests a majority of the Fund's equity assets in medium-sized companies. FMR may invest to a lesser degree in other types of securities, including preferred stock, warrants, convertible securities and debt securities. FMR may invest the Fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

FMR is not constrained by any particular investment style. At any given time, FMR may tend to buy "growth" stocks or "value" stocks, or a combination of both types. In buying and selling securities for the Fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates, and management.

FMR may also use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the Fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the Fund may not achieve its objective.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

     o MID-CAPITALIZATION INVESTING RISK. The prices of securities of mid-capitalization companies tend to fluctuate more widely than those of larger, more established companies. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o DERIVATIVES. The Fund may use derivative instruments, such as futures contracts, options, and forward currency contracts, for hedging or as a means of enhancing return. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's sub-adviser must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

As of May 1, 2004, FMR replaced Janus Capital Management LLC (Janus) as the sub-adviser to this Fund. Returns shown reflect the results achieved by the prior sub-adviser.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31
16.85%   15.01%   35.16%   124.19%  -34.74% -40.19%  -29.21%  35.65%   18.00%
[insert chart]
1996     1997     1998     1999      2000     2001     2002     2003     2004

In the periods shown in the chart, the Fund's highest quarterly return was 59.05% (4th quarter of 1999) and its lowest quarterly return was -32.74% (1st quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
------------------------------------------------ --------------- --------------- -----------------
                                                     1 year          5 year       Life of Fund*
------------------------------------------------ --------------- --------------- -----------------
JNL/FMR Capital Growth Fund (Class A)                 18.00%        -15.03%            9.53%
S&P MidCap 400 Index                                  16.49%          9.53%           15.09%
------------------------------------------------ --------------- --------------- -----------------

The S&P MidCap 400 Index is a broad-based, unmanaged index.
* The Fund began operations on May 15, 1995.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------ --------------------
                                                                                     CLASS A
------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------ --------------------
Management/Administrative Fee*                                                         0.80%
------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------ --------------------
12b-1 Service Fee                                                                      0.20%
------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------ --------------------
Other Expenses                                                                         0.01%
------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------ --------------------
Total Fund Annual Operating Expenses                                                   1.01%
------------------------------------------------------------------------------ --------------------

* A reduction in the advisory fee took place on May 1, 2004. These estimates are based on the Fund's actual operating expenses for its most recently completed fiscal year, as adjusted for contractual changes.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------ --------------------
EXPENSE EXAMPLE                                                                      CLASS A
------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------ --------------------
1 Year                                                                                 $103
------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------ --------------------
3 Years                                                                                $322
------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------ --------------------
5 Years                                                                                $558
------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------ --------------------
10 Years                                                                             $1,236
------------------------------------------------------------------------------ --------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. SPECIAL SITUATIONS. The Fund may invest in "special situations" from time to time. A special situation arises when, in the opinion of the sub-adviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating special situations might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention. The impact of this strategy on the Fund will depend on the Fund's size and the extent of its holdings of special situation issuers relative to total net assets.

FIXED INCOME INVESTMENTS. The Fund may invest in debt securities, which involve credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the security will not pay the interest and principal payments when due. The value of a debt security typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise, and the value of debt securities, including those that may be held by the Fund, will fall. Some fixed income investments also involve prepayment risk. This is the risk that, during periods of falling interest rates, a debt security with a high stated interest rate may be prepaid by the issuer before the expected maturity date.

LOWER-RATED SECURITIES. The Fund may invest in high-yield, high-risk, fixed-income securities, commonly known as "junk bonds." These are corporate debt securities rated BBB or lower by S&P or Baa or lower by Moody's, or unrated securities deemed by the sub-adviser to be on comparable quality. Lower-rated securities generally involve a higher risk of default than higher-rated ones.

TEMPORARY DEFENSIVE POLICIES. In response to market, economic, political, or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect the Fund's performance and the Fund may not achieve its investment objective. The Fund reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/FMR Capital Growth Fund is Fidelity Management & Research Company (FMR), with principal offices 82 Devonshire Street, Boston, MA 02109. Day-to-day investment management decisions for the Fund will be made by FMR Co., Inc. (FMRC), which serves as sub-subadviser to the Fund. FMRC is a wholly-owned subsidiary of FMR. As of March 31, 2005, FMR and its affiliates, FMRC and FIMM, managed over $639.2 billion in discretionary assets.

Peter Saperstone is Portfolio Manager of the Fund. Since joining Fidelity Investments in 1995, Mr. Saperstone has worked as a research analyst and manager.

The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of securities in the Fund.

JNL/FRANKLIN TEMPLETON SMALL CAP VALUE FUND7

INVESTMENT OBJECTIVE. The investment objective of the JNL/Franklin Templeton Small Cap Value Fund is long-term total return.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to meet this objective by investing, normally, at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in investments of small capitalization companies. Small capitalization companies are companies with market capitalizations (the market value of a company's outstanding stock) under $2.5 billion at the time of purchase.

The Fund invests in equity securities that the Fund's manager believes are currently undervalued and have the potential for capital appreciation. Common stocks, preferred stocks, and convertible securities (generally debt securities or preferred stock that may be converted into common stock after certain time periods or under certain circumstances) are examples of equity securities. In choosing investments that are undervalued, the Fund's manager focuses on companies that have one or more of the following characteristics:

     o Stock prices that are low relative to current, or historical or future earnings, book value, cash flow, or sales - all relative to the market, a company's industry or a company's earnings growth;

     o Recent sharp price declines (fallen angels) but still have growth potential in the manager's opinion; or

     o Valuable intangibles not reflected in the stock price such as franchises, distribution networks or market share for particular products or services, underused or understated assets or cash, or patents and trademarks.

A stock price is undervalued, or a "value" when it is less than the price at which the manager believes it would trade if the market reflected all factors relating to the company's worth. The manager may consider a company to be undervalued in the marketplace relative to its underlying asset values because of overreaction by investors to unfavorable news about a company, an industry or the stock market in general, or as a result of a market decline, poor economic conditions, tax-loss selling, or actual or anticipated unfavorable developments affecting a company. The types of companies the Fund may invest in include those that are attempting to recover from business setbacks or adverse events (turnarounds) or cyclical downturns.

In addition to price, the Fund, in choosing an investment may consider a variety of other factors that may identify the issuer as a potential turnaround candidate or takeover target, such as ownership of valuable franchises, trademarks or trade names, control of distribution networks and market share for particular products. Purchase decisions may also be influenced by income, company buy-backs, and insider purchases and sales.

The small capitalization companies in which the Fund invests have market capitalizations (share price times the number of shares of common stock outstanding) such as those that comprise the Russell 2500 Index at the time of the Fund's investment (sometimes called "small cap"). The Fund currently intends to limit its investments in foreign securities to no more than 15% of its total assets.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose all or a portion of your money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o VALUE INVESTING RISK. The Fund's policy of investing in securities that may be out of favor, including turnarounds, cyclical companies, companies reporting poor earnings and companies whose share prices have declined sharply or that are not widely followed by other investors, differs from the approach followed by many other mutual funds. A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value or the factors that the manager believes will increase the price of the security do not occur.

     o CYCLICAL OPPORTUNITIES RISK. The Fund may also seek to take advantage of changes in the business cycle by investing in companies that are sensitive to those changes if the portfolio manager believes they have growth potential. Cyclical stocks in which the Fund may invest tend to increase in value more quickly during economic upturns than non-cyclical stocks, but they also tend to lose value more quickly in economic downturns. These companies may have relatively weak balance sheets and, during economic downturns, they may have insufficient cash flow to pay their debt obligations and difficulty finding additional financing needed for their operations.

     o SMALL CAP INVESTING RISK. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones. The companies in which the Fund is likely to invest have limited product lines, markets or financial resources, or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Accordingly, an investment in the Fund may not be appropriate for all investors.

PERFORMANCE. The Performance of a Fund will vary from year to year. The Fund's performance figures will not reflect the deduction of any charges that are imposed under a variable annuity contract.

Performance for the Fund has not been included because the Fund will commence operations on the effective date of this prospectus.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------- -------------------
                                                                                     CLASS A
------------------------------------------------------------------------------- -------------------
------------------------------------------------------------------------------- -------------------
Management/Administrative Fee                                                            0.95%
------------------------------------------------------------------------------- -------------------
------------------------------------------------------------------------------- -------------------
12b-1 Service Fee                                                                        0.20%
------------------------------------------------------------------------------- -------------------
------------------------------------------------------------------------------- -------------------
Other Expenses                                                                           0.01%
------------------------------------------------------------------------------- -------------------
------------------------------------------------------------------------------- -------------------
Total Fund Annual Operating Expenses                                                     1.16%
------------------------------------------------------------------------------- -------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate
Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

-------------------------------------------------------------------------- ---------------------
EXPENSE EXAMPLE                                                                  CLASS A
-------------------------------------------------------------------------- ---------------------
-------------------------------------------------------------------------- ---------------------
1 Year                                                                             $118
-------------------------------------------------------------------------- ---------------------
-------------------------------------------------------------------------- ---------------------
3 Years                                                                            $368
-------------------------------------------------------------------------- ---------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITION. In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a portion of its assets, cash equivalents or high quality debt instruments. During periods in which the Fund employs such a temporary defensive strategy, it will not be pursuing, and will not achieve, its investment objective. For cash management purposes, the Fund may also hold a portion of its assets in cash or such liquid assets.

SECTOR FOCUS RISK. The Fund may invest a significant portion of its assets in the securities of companies involved in the financial services sector. By focusing on a particular sector from time to time, the Fund carries greater risk of adverse developments in a sector than a fund that always invests in a wide variety of sectors.

Financial services companies are subject to extensive government regulation, which may affect their profitability in many ways, including by limiting the amount and types of loans and other commitments they can make, and the interest rates and fees they can charge. A financial services company's profitability, and therefore its stock price is especially sensitive to interest rate changes throughout the world, as well as the ability of borrowers to repay their loans. Changing regulations, continuing consolidations, and development of new products and structures are all likely to have significant impact on financial services companies.

INTEREST RATES. Increases in interest rates may have a negative effect on the types of companies in which each of the Funds normally invest because these companies may find it more difficult to obtain credit to expand, or may have more difficulty meeting interest payments.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risk and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/Franklin Templeton Small Cap Value Fund is Franklin Advisory Services, LLC ("Advisory Services"), One Parker Plaza, Ninth Floor, Fort Lee, New Jersey 07024. Together Advisory Services and its affiliates manage over $402 billion in assets as of December 31, 2004.

The Fund is managed on a team basis. The individual members of the team who are primarily responsible for the day-to-day management of the Fund's portfolio are:

     o William J. Lippman (PRESIDENT OF ADVISORY SERVICES) has been President of each Fund since inception and has more than 30 years' experience in the securities industry. He joined Franklin Templeton Investments in 1988.

     o Bruce C. Baughman, CPA (SENIOR VICE PRESIDENT OF ADVISORY SERVICES), has been a manager of each Fund since inception. He joined Franklin Templeton Investments in 1988.

     o Margaret McGee (VICE PRESIDENT OF ADVISORY SERVICES) has been a manager of each Fund since inception. She joined Franklin Templeton Investments in 1988.

     o Donald G. Taylor, CPA (SENIOR VICE PRESIDENT OF ADVISORY SERVICES), has been a manager of the Rising Dividends Fund and Small Cap Value Fund since 1996. He joined Franklin Templeton Investments in 1996.

The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of securities in the Fund.

On September 20, 2004, Franklin Resources, Inc. announced that two of its subsidiaries, Advisers and Franklin Templeton Alternative Strategies, Inc.
(FTAS), reached an agreement with the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts (the State of Massachusetts) related to an administrative complaint filed on February 4, 2004. The administrative complaint concerned one instance of market timing that was also a subject of the August 2, 2004 settlement that Advisers reached with the Securities and Exchange Commission (SEC), as described below. Under the terms of the settlement consent order issued by the State of Massachusetts, Advisers and FTAS consented to the entry of a cease and desist order and agreed to pay a $5 million administrative fine to the State of Massachusetts (Massachusetts Consent Order).

On November 19, 2004, Franklin Resources, Inc. reached a second agreement with the State of Massachusetts regarding an administrative complaint filed on October 25, 2004 (the Second Complaint). The Second Complaint alleged that Franklin Resources, Inc.'s Form 8-K filing (in which it described the Massachusetts Consent Order) failed to state that Advisers and FTAS admitted the Statements of Fact portion of the Massachusetts Consent Order. As a result of the November 19, 2004 settlement with the State of Massachusetts, Franklin Resources, Inc. filed a new Form 8-K. The terms of the original settlement did not change and there was no monetary fine associated with this second settlement.

On November 17, 2004, Franklin Resources, Inc. announced that its subsidiary, Franklin Templeton Distributors, Inc. (Distributors) (the principal underwriter of shares of the Franklin Templeton mutual funds), reached an agreement with the California Attorney General's Office (CAGO), resolving the issues resulting from the CAGO's investigation concerning marketing support payments to securities dealers who sell fund shares. Under the terms of the settlement with the CAGO, Distributors agreed to pay $2 million to the State of California as a civil penalty, $14 million to Franklin Templeton funds and $2 million to the CAGO for its investigative costs.

On August 2, 2004, Franklin Resources, Inc. announced that Advisers (adviser to many of the funds within Franklin Templeton Investments, and an affiliate of the adviser to the other funds) reached a settlement with the SEC that resolved the issues resulting from an SEC investigation of market timing activity in the Franklin Templeton Investments funds. In connection with that agreement, the SEC issued an "Order Instituting Administrative and Cease-and-Desist Proceedings Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and Sections 9(b) and 9(f) of the Investment Company Act of 1940, Making Findings and Imposing Remedial Sanctions and a Cease-and-Desist Order" (August Order). The SEC's August Order concerns the activities of a limited number of third parties that ended in 2000 and those that are the subject of the Massachusetts Consent Order described above.

Under the terms of the SEC's August Order, pursuant to which Advisers neither admitted nor denied any of the findings contained therein, Advisers agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an independent distribution consultant. Because the distribution methodology has not yet been developed, it is presently not possible to identify which funds or which shareholders of any particular fund will receive distributions, or the amount of those distributions.

The August Order also required Advisers to, among other things:

     o Enhance and periodically review compliance policies and procedures, and establish a corporate ombudsman;

     o Establish a new internal position whose responsibilities shall include compliance matters related to conflicts of interests; and

     o Retain an independent distribution consultant to develop a plan to distribute the $50 million settlement to fund shareholders.

On December 13, 2004, Franklin Resources, Inc. announced that Distributors and Advisers reached an agreement with the SEC, resolving the issues resulting from the SEC's investigation concerning marketing support payments to securities dealers who sell fund shares. In connection with that agreement, the SEC issued an "Order Instituting Administrative and Cease-and-Desist Proceedings, Making Findings, and Imposing Remedial Sanctions Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940, Sections 9(b) and 9(f) of the Investment Company Act of 1940, and Section 15(b) of the Securities and Exchange Act of 1934" (December Order).

Under the terms of the SEC's December Order, in which Advisers and Distributors neither admitted nor denied any of the findings contained therein, they agreed to pay the funds a penalty of $20 million and disgorgement of $1 (one dollar) in accordance with a plan to be developed by an independent distribution consultant. Because the distribution methodology has not yet been developed, it is presently not possible to identify which particular funds will receive distributions, or the amount of those distributions. Advisers and Distributors also agreed to implement certain measures and undertakings relating to marketing support payments to broker-dealers for the promotion or sale of fund shares, including making additional disclosures in the Fund's Prospectus and Statement of Additional Information.

Franklin Resources, Inc. and certain of its subsidiaries, in addition to most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the matters reported above. The lawsuits were filed in federal district courts in California, Florida, Illinois, Massachusetts, Nevada, New Jersey, and New York, and in state courts in Illinois. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland. Franklin Resources, Inc. believes that the claims made in each of the lawsuits are without merit and intends to defend vigorously against the allegations. It is possible that additional similar civil actions related to the matters disclosed above could be filed in the future.

Franklin Resources, Inc. previously disclosed these issues as matters under investigation by government authorities and the subject of an internal company inquiry as well as private lawsuits in its regulatory filings and on its public website. Any further updates on these matters will be disclosed on Franklin Resources, Inc.'s website at franklintempleton.com under "Statement on Current Industry Issues."

JNL/GOLDMAN SACHS MID CAP VALUE FUND8

INVESTMENT OBJECTIVE. The investment objective of the JNL/Goldman Sachs Mid Cap Value Fund is long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to meet this objective by investing, normally, at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio of equity investments in mid-cap issuers with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of market capitalization of companies constituting the Russell Midcap(R) Value Index at the time of the investment. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. The capitalization range of the Russell Midcap(R) Value Index is currently between $276 million and $14.9 billion. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its net assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies. The Fund may also invest in derivatives.

The Fund may invest in the aggregate up to 20% of its net assets in companies with public stock market capitalizations outside the range of companies constituting the Russell Midcap(R) Value Index at the time of investment and in fixed-income securities, such as government, corporate and bank debt obligations.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose all or a portion of your money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o EMERGING MARKETS RISK. The Fund may invest a portion of its assets in securities of issuers in emerging countries, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o DERIVATIVES RISK. The risk that loss may result from a Fund's investments in options, futures, swaps, structured securities and other derivative instruments. Investing in derivative instruments, such as futures and options, involves special risks. The Fund's sub-adviser must correctly predict price movements, during the life of the derivative, of the underlying asset in order to realize the desired result from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly, and to a greater extent, than other investments, which may increase the volatility of the Fund and create a greater risk of loss.

     o VALUE INVESTING RISK. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

     o MID-CAPITALIZATION INVESTING RISK. The prices of securities of mid-capitalization companies tend to fluctuate more widely than those of larger, more established companies. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o INTEREST RATE RISK. The risk that when interest rates increase, fixed income securities held by a Fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term fixed-income securities.

PERFORMANCE. The Performance of a Fund will vary from year to year. The Fund's performance figures will not reflect the deduction of any charges that are imposed under a variable annuity contract.

Performance for the Fund has not been included because the Fund will commence operations on the effective date of this prospectus.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------- -------------------
                                                                                     CLASS A
------------------------------------------------------------------------------- -------------------
------------------------------------------------------------------------------- -------------------
Management/Administrative Fee                                                            0.85%
------------------------------------------------------------------------------- -------------------
------------------------------------------------------------------------------- -------------------
12b-1 Service Fee                                                                        0.20%
------------------------------------------------------------------------------- -------------------
------------------------------------------------------------------------------- -------------------
Other Expenses                                                                           0.01%
------------------------------------------------------------------------------- -------------------
------------------------------------------------------------------------------- -------------------
Total Fund Annual Operating Expenses                                                     1.06%
------------------------------------------------------------------------------- -------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate
Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

-------------------------------------------------------------------------- --------------------
EXPENSE EXAMPLE                                                                  CLASS A
-------------------------------------------------------------------------- --------------------
-------------------------------------------------------------------------- --------------------
1 Year                                                                             $108
-------------------------------------------------------------------------- --------------------
-------------------------------------------------------------------------- --------------------
3 Years                                                                            $337
-------------------------------------------------------------------------- --------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITION. In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a portion of its assets, in cash equivalents or high quality debt instruments. During periods in which the Fund employs such a temporary defensive strategy, it will not be pursuing, and will not achieve, its investment objective. For cash management purposes, the Fund may also hold a portion of its assets in cash or such liquid assets.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risk and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/Goldman Sachs Mid Cap Value Fund is Goldman Sachs Asset Management, L.P. ("GSAM(R)"), 32 Old Slip, New York, New York 10005. GSAM has been registered as an investment adviser since 1990 and is an affiliate of Goldman, Sachs & Co. ("Goldman Sachs"). As of December 31, 2004, GSAM along with other units of the Investment Management Division of Goldman Sachs, had assets under management of $451.3 billion (excludes seed capital and assets under supervision).

The Fund is managed on a team basis. The individual members of the team, who are assisted by the Value Investment Team ("Value Team"), and are primarily responsible for the day-to-day management of the Fund's portfolio are:

     o Dolores Bamford (VICE PRESIDENT) joined GSAM as a portfolio manager for the Value Team in April 2002. Prior to that, she was a portfolio manager at Putnam Investments for various products since 1991.

     o David L. Berdon (VICE PRESIDENT) joined GSAM as a research analyst in March 2001 and became a portfolio manager in October 2002. From September 1999 to March 2001, he was a Vice President for Business Development and Strategic Alliances at Soliloquy, Inc. From September 1997 to September 1999, he was a principal consultant at Diamond Technology partners.

     o Andrew Braun (VICE PRESIDENT) joined the GSAM as a mutual fund product development analyst in July 1993. From January 1997 to April 2001, he was a research analyst on the Value Team and he became a portfolio manager in May 2001.

     o Scott Carroll (VICE PRESIDENT) joined GSAM as a portfolio manager for the Value Team in May 2002. From 1996 to 2002, he worked at Van Kampen Funds where he had portfolio management and analyst responsibilities fro Growth and Income and Equity Income funds.

     o Sally Pope Davis (VICE PRESIDENT) joined GSAM as a portfolio manager in August 2001. From December 1999 to July 2001, she was a relationship manager in Private Wealth Management at Goldman Sachs. From August 1989 to November 1999, she was a bank analyst in the Goldman Sachs Investment Research Department.

     o Sean Gallagher (VICE PRESIDENT) joined GSAM as a research analyst in May 2000. He became a portfolio manager in December 2001. From October 1993 to May 2000, he was a research analyst at Merrill Lynch Asset Management.

     o James Otness (MANAGING DIRECTOR) joined GSAM as a portfolio manager in May 2000. From 1998 to 2000, he headed Dolphin Asset Management. From 1970 to 1998, he worked at J.P. Morgan, most recently as a managing director and portfolio manager responsible for small-cap institutional equity investments.

     o Lisa Parisi (MANAGING DIRECTOR) joined GSAM as a portfolio manager in August 2001. From December 2000 to August 2001, she was a portfolio manager at John A. Levin & Co. From March 1995 to December 2000, she was a portfolio manager and managing director at Valenzuela Capital.

     o Eileen Rominger (MANAGING DIRECTOR AND CHIEF INVESTMENT OFFICER) joined GSAM as a portfolio manager and Chief Investment Officer of the Value Team in August 1999. From 1981 to 1999, she worked at Oppenheimer Capital, most recently as a senior portfolio manager.

     o Edward Perkin, CFA (VICE PRESIDENT AND PORTFOLIO MANAGER) is a portfolio manager for the U.S. Value team, where he has broad responsibilities across the value portfolios. Before joining Goldman Sachs, Edward gained research experience from Fidelity Investments and Gabelli Asset Management while attending business school. Prior to that, Edward worked as a senior research analyst at Fiserv. Edward received a B.A. from the University of California, Santa Barbara and received his M.B.A. from Columbia Business School and is a CFA charter holder. Edward joined the Value Team in June of 2002.

The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of securities in the Fund.

PENDING LITIGATION

On April 2, 2004, Lois Burke, a plaintiff identifying herself as a shareholder of the Goldman Sachs Internet Tollkeeper Fund, filed a purported class and derivative action lawsuit in the United States District Court for the Southern District of New York against The Goldman Sachs Group, Inc. ("GSG"), Goldman Sachs Asset Management, L.P. ("GSAM"), the Trustees and Officers of the Goldman Sachs Trust (the "Trust"), and John Doe Defendants. In addition, the Goldman Sachs Funds and certain other investment portfolios of the Trust were named as nominal defendants. On April 19 and May 6, 2004, additional class and derivative action lawsuits containing substantially similar allegations and requests for redress were filed in the United States District Court for the Southern District of New York. On June 29, 2004, the three complaints were consolidated into one action, IN RE GOLDMAN SACHS MUTUAL FUNDS FEE LITIGATION, and on November 17, 2004, the plaintiffs filed a consolidated amended complaint against GSG, GSAM, Goldman Sachs Asset Management International ("GSAMI"), Goldman, Sachs & Co., the Trustees and Officers of the Trust and John Doe Defendants (collectively, the "Defendants") in the United States District Court for the Southern District of New York. Certain investment portfolios of the Trust and Goldman Sachs Variable Insurance Trust (collectively, the "Goldman Sachs Funds") were also named as nominal defendants in the amended complaint.

The consolidated amended complaint, which is brought on behalf of all persons or entities who held shares in the Goldman Sachs Funds between April 2, 1999 and January 9, 2004, inclusive (the "Class Period"), asserts claims involving (i) violations of the Investment Company Act of 1940 (the "Investment Company Act"), the Investment Advisers Act of 1940, and New York General Business Law, (ii) common law breach of fiduciary duty, (iii) aiding and abetting breach of fiduciary duty and (iv) unjust enrichment. The complaint alleges, among other things, that during the Class Period, the Defendants made improper and excessive brokerage commission and other payments to brokers that sold shares of the Goldman Sachs Funds and omitted statements of fact in registration statements and reports filed pursuant to the Investment Company Act which were necessary to prevent such registration statements and reports from being materially false and misleading. In addition, the complaint alleges that the Goldman Sachs Funds paid excessive and improper investment advisory fees to GSAM and GSAMI. The complaint further alleges that the Trust's Officers and Trustees breached their fiduciary duties by, among other things, permitting the payments to be made. The complaint also alleges that GSAM and GSAMI used Rule 12b-1 fees for improper purposes and made improper use of soft dollars. The plaintiffs in the cases are seeking compensatory damages; punitive damages; rescission of GSAM's and GSAMI's investment advisory agreement and return of fees paid; an accounting of all Goldman Sachs Funds-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and reasonable costs and expenses, including counsel fees and expert fees.

Based on currently available information, GSAM and GSAMI believe that the likelihood that the pending purported class and derivative action lawsuit will have a material adverse financial impact on the Goldman Sachs Funds is remote, and the pending action is not likely to materially affect their ability to provide investment management services to its clients, including the Goldman Sachs Funds.

JNL/JPMORGAN INTERNATIONAL EQUITY FUND (formerly the JNL/Putnam International Equity Fund)

INVESTMENT OBJECTIVE. The investment objective of the JNL/JPMorgan International Equity Fund is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio consisting primarily of common stocks of non-U.S. companies. The Fund invests in foreign securities that the sub-adviser believes offer significant potential for long-term appreciation. The Fund normally has at least three countries represented in its portfolio, including both developed and emerging markets.

The Fund seeks consistent, above-average relative returns and below-average relative risk through a balance of country and sector diversification and the selection of believed underpriced companies. The sub-adviser's process relies on both top-down macroeconomic and market analysis and bottom-up fundamental company research.

The Portfolio uses a three-step bottom-up, stock-picking process. First, regional, locally based analysts rank securities within their regions based on primary research conducted by the analysts. Second, all positively ranked stocks filter up to a group of global sector analysts, who rank the stocks globally. Finally, all securities ranked positively by the local analysts and global sector analysts are considered by a group of senior portfolio managers who construct a diversified and risk managed portfolio.

The adviser will decide how much to invest in the securities of a particular country or currency by evaluating the potential growth of an investment, as well as the relationship between the currency and the U.S. dollar. The adviser may increase or decrease the emphasis on a type of security, sector, country or currency, based on its analysis of a variety of economic factors, including fundamental economic strength, earnings growth, quality of management, sector growth, credit quality and interest rate trends. The Portfolio may purchase securities where the issuer is located in one country but the security is denominated in the currency of another.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o EMERGING MARKETS RISK. The Fund may invest a portion of its assets in securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

As of May 1, 2000, Putnam Investment Management, Inc. replaced Rowe-Price Fleming International, Inc. as the sub-adviser for the Fund. Performance shown for the period prior to May 1, 2000 reflects the results achieved by the prior sub-adviser.

As of May 2, 2005, J.P. Morgan Investment Management, Inc. replaced Putnam Investment Management, Inc. as the sub-adviser for the Fund. Performance shown for the period from May 1, 2000 to May 2, 2005 reflects the results achieved by the prior sub-adviser.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31
13.91%   2.65%    14.43%   32.11%   -13.99% -20.29%  -20.58%  28.53%   16.34%
[insert chart]
1996     1997     1998     1999     2000    2001     2002     2003     2004

In the periods shown in the chart, the Fund's highest quarterly return was 23.24% (4th quarter of 1999) and its lowest quarterly return was -22.59% (3rd quarter of 2002).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
------------------------------------------- ---------------- -------------- ----------------------
                                                1 year          5 year          Life of Fund*
------------------------------------------- ---------------- -------------- ----------------------
JNL/JPMorgan International Equity Fund
(Class A)                                        16.34%          -4.02%            4.60%
Morgan Stanley Europe and Australasia,
Far East Equity (MSCI E.A.FE.) Index             20.25%          -1.13%            4.81%
------------------------------------------- ---------------- -------------- ----------------------

The Morgan Stanley Europe and Australasia, Far East Equity (MSCI E.A.FE.) Index is a broad-based, unmanaged index.
* The Fund began operations on May 15, 1995.
Prior to May 1, 2000, the Fund was managed by Rowe-Price Fleming International,
Inc. Prior to May 2, 2005, the Fund was managed by Putnam Investment Management,
Inc.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------- ---------------------
                                                                                    CLASS A
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
Management/Administrative Fee*                                                        0.88%
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
12b-1 Service Fee                                                                     0.20%
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
Other Expenses                                                                        0.01%
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
Total Fund Annual Operating Expenses                                                  1.09%
----------------------------------------------------------------------------- ---------------------

* A reduction in the advisory fee took place on May 1, 2004. In addition, a reduction in the advisory fee took place on May 2, 2005. These estimates are based on the Fund's actual operating expenses for its most recently completed fiscal year, as adjusted for contractual changes.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------ ----------------------
EXPENSE EXAMPLE                                                                 CLASS A
------------------------------------------------------------------------ ----------------------
------------------------------------------------------------------------ ----------------------
1 Year                                                                            $111
------------------------------------------------------------------------ ----------------------
------------------------------------------------------------------------ ----------------------
3 Years                                                                           $347
------------------------------------------------------------------------ ----------------------
------------------------------------------------------------------------ ----------------------
5 Years                                                                           $601
------------------------------------------------------------------------ ----------------------
------------------------------------------------------------------------ ----------------------
10 Years                                                                        $1,329
------------------------------------------------------------------------ ----------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. In addition to common stocks, the Fund may also invest in other types of securities, such as preferred stocks, convertible securities, fixed-income securities. Fixed income securities, including preferred stocks and convertible securities, are subject to credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer will not make payments of principal or interest when due. A deterioration in the credit quality of an issuer of fixed income securities will cause the price of those securities to fall. Interest rate risk is the risk that interest rates will rise, causing the prices of fixed income securities, including those owned by the Fund, to fall.

DERIVATIVES. The Fund may use derivative instruments, such as futures contracts, options and forward currency contracts, for hedging and risk management. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's sub-adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

TEMPORARY DEFENSIVE POSITION. For temporary, defensive purposes, when the sub-adviser believes other types of investments are advantageous on the basis of both risk and protection of capital values, the Fund may invest in fixed-income securities with or without warrants or conversion features and may retain cash, or invest up to all of its assets in cash equivalents. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive position may reduce the potential for appreciation of the Fund's portfolio.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/JPMorgan International Equity Fund is J.P. Morgan Investment Management Inc. ("J.P. Morgan"), located 522 Fifth Avenue, New York, New York 10036.

J.P. Morgan is an indirect subsidiary of JPMorgan Chase & Co., a publicly held bank holding company and global financial services firm. J.P. Morgan manages assets for governments, corporations, endowments, foundations, and individuals worldwide. As of December 31, 2004, J. P. Morgan and its affiliates had approximately $791 billion in assets under management.

The Fund is managed by a team of investment professionals, who have on average over 18 years of investment experience. The team is led James Fisher. An employee since 1985, Mr. Fisher is a Managing Director and portfolio manager in the Global Portfolios Group.

The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed, and ownership of securities in the Fund.

JNL/JPMORGAN INTERNATIONAL VALUE FUND9

INVESTMENT OBJECTIVE. The investment objective of the JNL/JPMorgan International Value Fund is to provide high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, developing markets.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of common stocks of non-U.S. companies in developed markets. At least 65% of its total assets will be invested, under normal market conditions, in equity securities of foreign issuers included in the Morgan Stanley Capital Index (MSCI) Europe, Australasia and Far East (EAFE) Value Index. The Fund's industry weightings generally approximate those of the MSCI EAFE Value Index, although it does not seek to mirror the index in its choice of individual securities. In choosing stocks, the Fund emphasizes those that are ranked as undervalued according to the sub-adviser's research, while underweighting or avoiding those that appear overvalued. The Fund may also invest in the equity securities of companies in developing countries or "emerging markets." The sub-adviser considers "emerging markets" to be any market not included in the MSCI EAFE Value Index. An issuer in an emerging market is one that: (i) has its principal securities trading market in an emerging market country and (ii) is organized under the laws of an emerging market.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks of foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o EMERGING MARKETS RISK. The Fund may invest a portion of its assets in securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o VALUE INVESTING RISK. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. The Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other types of stock funds. A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value or the factors that the manager believes will increase the price of the security do not occur.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to broad-based indices since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31
38.02%   -15.45%  -20.33%  -26.59%  39.43%  22.54%
[insert chart]
1999     2000     2001     2002     2003    2004

In the period shown in the chart, the Fund's highest quarterly return was 20.40% (2nd quarter of 2003) and its lowest quarterly return was -24.76% (3rd quarter of 2002).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
---------------------------------------------- ---------------- --------------- ------------------
                                                   1 year           5 year        Life of Fund*
---------------------------------------------- ---------------- --------------- ------------------
JNL/JPMorgan International Value Fund (Class
A)                                                  22.54%          -3.31%            2.09%
SSB PMI Value EPAC Index                             4.43%          -0.37%            4.16%
MSCI EAFE Value Index                               25.68%           3.58%            6.06%
---------------------------------------------- ---------------- --------------- ------------------

The SSB PMI Value EPAC Index and MSCI EAFE Value Index are broad-based, unmanaged indices.
* The Fund began operations on March 2, 1998.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------- -------------------
                                                                                     CLASS A
------------------------------------------------------------------------------- -------------------
------------------------------------------------------------------------------- -------------------
Management/Administrative Fee*                                                          0.88%
------------------------------------------------------------------------------- -------------------
------------------------------------------------------------------------------- -------------------
12b-1 Service Fee                                                                       0.20%
------------------------------------------------------------------------------- -------------------
------------------------------------------------------------------------------- -------------------
Other Expenses                                                                          0.01%
------------------------------------------------------------------------------- -------------------
------------------------------------------------------------------------------- -------------------
Total Fund Annual Operating Expenses                                                    1.09%
------------------------------------------------------------------------------- -------------------

*A reduction in the advisory fee took place on May 2, 2005. These estimates are based on the Fund's actual operating expenses for its most recently completed fiscal year, as adjusted for contractual changes.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

-------------------------------------------------------------------------- --------------------
EXPENSE EXAMPLE                                                                  CLASS A
-------------------------------------------------------------------------- --------------------
-------------------------------------------------------------------------- --------------------
1 Year                                                                              $111
-------------------------------------------------------------------------- --------------------
-------------------------------------------------------------------------- --------------------
3 Years                                                                             $347
-------------------------------------------------------------------------- --------------------
-------------------------------------------------------------------------- --------------------
5 Years                                                                             $601
-------------------------------------------------------------------------- --------------------
-------------------------------------------------------------------------- --------------------
10 Years                                                                          $1,329
-------------------------------------------------------------------------- --------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The JNL/JPMorgan International Value Fund seeks to achieve its investment objective primarily through its stock selection process. Using a variety of quantitative valuation techniques and based on in-house research, the sub-adviser ranks issuers within each industry group according to their relative value. The sub-adviser makes investment decisions using the research and valuation rankings, as well as its assessment of other factors, including: value characteristics such as price-to-book and price-earnings ratios, catalysts that could trigger a change in a stock's price, potential reward compared to potential risk, and temporary mispricings caused by market overreactions.

TEMPORARY DEFENSIVE POSITION. The Fund may take a temporary, defensive position by investing a substantial portion of its assets in U.S. government securities, cash, cash equivalents and repurchase agreements. Taking a defensive position may reduce the potential for appreciation in the Fund's portfolio. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective. Under normal market conditions, the Fund may invest in money market instruments to invest temporary cash balances or to maintain liquidity to meet redemptions.

PORTFOLIO TURNOVER. The Fund may actively trade securities in seeking to achieve its objective. Doing so may increase transaction costs, which may reduce performance. Active trading also may increase short-term gains and losses.

DERIVATIVES. The Fund may use derivative instruments, such as futures contracts, options and forward currency contracts, for hedging and risk management. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's sub-adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

WHEN-ISSUED SECURITIES. The Fund may invest in when-issued and delayed delivery securities. Actual payment for and delivery of such securities does not take place until some time in the future, I.E., beyond normal settlement. The purchase of these securities will result in a loss if their value declines prior to the settlement date. This could occur, for example, if interest rates increase prior to settlement.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/JPMorgan International Value Fund is J.P. Morgan Investment Management Inc. (J.P. Morgan), with principal offices at 522 Fifth Avenue, New York, New York 10036. J.P. Morgan is an indirect subsidiary of JPMorgan Chase & Co., a publicly held bank holding company and global financial services firm. J.P. Morgan manages assets for governments, corporations, endowments, foundations, and individuals worldwide. As of December 31, 2004, J. P. Morgan and its affiliates had approximately $791 billion in assets under management.

The Fund has a portfolio management team that is responsible for the day-to-day management of the Fund. The portfolio management team is led by Andrew C. Cormie, Managing Director of J.P. Morgan, and Gerd Woort-Menker, Managing Director of J.P. Morgan. Mr. Cormie, who is head of Global Equity, has been an international equity portfolio manager since 1997 and employed by J.P. Morgan since 1984. Mr. Woort-Menker who is a senior portfolio manager in tge Morgan Global Investment team, has been employed by J.P. Morgan 1987. Mr. Cormie has been on the portfolio management team since the inception of the Fund and Mr. Woort-Menker since 2002.

The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of securities in the Fund.

JNL/LAZARD MID CAP VALUE FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Lazard Mid Cap Value Fund is capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a non-diversified portfolio of equity securities of U.S. companies with market capitalizations in the range of companies represented in the Russell Mid Cap Index and that the sub-adviser believes are undervalued. The Fund invests in 55-65 securities, with a market capitalization of between $1 billion and $10 billion, or in the Russell Midcap(R) Index. The Russell Midcap(R) Index is composed of selected common stocks of medium-size U.S. companies. The Fund's equity holdings consist primarily of common stocks, but may also include preferred stocks, securities convertible into or exchangeable for common stocks, rights and warrants, real estate investment trusts and American and Global Depositary Receipts. To the extent its assets are not invested in such securities, the Fund may invest in the equity securities of larger capitalization companies or investment-grade fixed-income securities. In searching for undervalued medium capitalization stocks, the sub-adviser uses a stock-selection process based primarily on analysis of historical financial data, with little emphasis placed on forecasting future earnings or events.

The sub-adviser does not automatically sell a security if its market capitalization grows or falls outside the range of companies in the Russell Midcap(R) Index. The sub-adviser may sell a security for any of the following reasons:

     o its price rises to a level where it no longer reflects value (target valuation);

     o    the underlying investment assumptions are no longer valid;

     o    company management changes their direction; or

     o    external  events  occur  (e.g.,  changes  in  regulation,   taxes  and
          competitive position).

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests primarily in equity securities of U.S. companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o VALUE INVESTING RISK. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value or the factors that the manager believes will increase the price of the security do not occur.

     o MID-CAPITALIZATION INVESTING RISK. The prices of securities of mid-capitalization companies may fluctuate more than those of larger, more established companies. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

     o NON-DIVERSIFICATION. The Fund is "non-diversified." Under a definition provided by the Investment Company Act of 1940, as amended, non-diversified funds may invest in fewer assets, or in larger proportions of the assets of single companies or industries. Thus, the Fund may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund's total return and share price.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31
4.77%    25.37%   13.24%   -14.08%          28.89%            24.72%
[insert chart]
1999     2000     2001     2002             2003              2004

In the period shown in the chart, the Fund's highest quarterly return was 19.12% (4th quarter of 2001) and its lowest quarterly return was -16.09% (3rd quarter of 2002).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
------------------------------------------------- ------------- -------------- ------------------
                                                     1 year        5 year        Life of Fund*
------------------------------------------------- ------------- -------------- ------------------
JNL/Lazard Mid Cap Value Fund (Class A)               24.72%        14.39%            9.82%
Russell MidCap(R) Index                               18.37%         5.97%            7.10%
------------------------------------------------- ------------- -------------- ------------------

The Russell MidCap(R) Index is a broad-based, unmanaged index.
* The Fund began operations on March 2, 1998.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------- ------------------
                                                                                         CLASS A
----------------------------------------------------------------------------------- ------------------
----------------------------------------------------------------------------------- ------------------
Management/Administrative Fee*                                                            0.82%
----------------------------------------------------------------------------------- ------------------
----------------------------------------------------------------------------------- ------------------
12b-1 Service Fee                                                                         0.20%
----------------------------------------------------------------------------------- ------------------
----------------------------------------------------------------------------------- ------------------
Other Expenses                                                                            0.01%
----------------------------------------------------------------------------------- ------------------
----------------------------------------------------------------------------------- ------------------
Total Fund Annual Operating Expenses                                                      1.03%
----------------------------------------------------------------------------------- ------------------

* A reduction in the advisory fee took place on January 1, 2005. These estimates are based on the Fund's actual operating expenses for its most recently completed fiscal year, as adjusted for contractual changes.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

-------------------------------------------------------------------------- --------------------
EXPENSE EXAMPLE                                                                  CLASS A
-------------------------------------------------------------------------- --------------------
-------------------------------------------------------------------------- --------------------
1 Year                                                                             $105
-------------------------------------------------------------------------- --------------------
-------------------------------------------------------------------------- --------------------
3 Years                                                                            $328
-------------------------------------------------------------------------- --------------------
-------------------------------------------------------------------------- --------------------
5 Years                                                                            $569
-------------------------------------------------------------------------- --------------------
-------------------------------------------------------------------------- --------------------
10 Years                                                                         $1,259
-------------------------------------------------------------------------- --------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITION. For temporary, defensive purposes, the Fund may invest up to all of its assets in larger capitalization companies, cash and short-term money market instruments. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive position may reduce the potential for appreciation of the Fund's portfolio.

DERIVATIVES. The Fund may use derivative instruments, such as options and futures contracts and forward currency contracts, for hedging or to enhance return. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in securities prices.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/Lazard Mid Cap Value Fund is Lazard Asset Management LLC (Lazard), 30 Rockefeller Plaza, New York, New York 10112. Lazard is a subsidiary of Lazard Freres & Co. LLC (Lazard Freres), a New York limited liability company, which provides its clients with a wide variety of investment banking, brokerage and related services. Lazard and its affiliates provide investment management services to client discretionary accounts of both individuals and institutions.

The Fund is managed on a team basis by Christopher Blake, Gary Buesser and Andrew Lacey. Mr. Buesser has been with Lazard and has been associated with the Fund since April 2000. He is a Senior Vice President and portfolio manager. Prior to joining Lazard, he worked for Evergreen Funds, SG Cowen, Shearson Lehman Brothers, and Kidder Peabody. Mr. Lacey has been with Lazard since 1996. He is a portfolio manager and Deputy Chairman of Lazard. Mr. Blake has been with Lazard since 1995. Mr. Blake is a Managing Director of Lazard. Mr. Lacey and Mr. Blake have shared responsibility for the day-to-day management of the Fund since January 2001 and November 2001, respectively.

The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of securities in the Fund.

JNL/LAZARD SMALL CAP VALUE FUND10

INVESTMENT OBJECTIVE. The investment objective of the JNL/Lazard Small Cap Value Fund is capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a non-diversified portfolio of equity securities of U.S. companies with market capitalizations in the range of companies represented by the Russell 2000(R) Index that the sub-adviser believes are undervalued. The Fund holds between 75 - 130 securities with a market capitalization range of $300 million to $5 billion. The Fund's returns are compared to the Russel 2000(R) Index. The Russell 2000 Index is composed of selected common stocks of small, generally unseasoned U.S. companies. The Fund's equity holdings consist primarily of common stocks but may also include preferred stocks, securities convertible into or exchangeable for common stocks, rights and warrants, real estate investment trusts and American and Global Depositary Receipts. In searching for undervalued small capitalization stocks, the sub-adviser uses a stock-selection process based primarily on analysis of historical financial data, with little emphasis placed on forecasting future earnings or events.

The sub-adviser does not automatically sell a security if its market capitalization grows or falls outside the range of companies in the Russell 2000(R) Index. The sub-adviser may sell a security for any of the following reasons:

     o its price rises to a level where it no longer reflects value (target valuation);

     o    the underlying investment assumptions are no longer valid;

     o    company management changes their direction; or

     o    external  events  occur  (e.g.,  changes  in  regulation,   taxes  and
          competitive position).

The  Fund  may  invest  in  equity  securities  of  larger  U.S.   companies  or
investment-grade fixed-income securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o VALUE INVESTING RISK. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value or the factors that the manager believes will increase the price of the security do not occur.

     o SMALL CAP INVESTING RISK. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones. The companies in which the Fund is likely to invest have limited product lines, markets or financial resources, or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Accordingly, an investment in the Fund may not be appropriate for all investors.

     o NON-DIVERSIFICATION. The Fund is "non-diversified." Under a definition provided by the Investment Company Act of 1940, as amended, non-diversified funds may invest in fewer assets, or in larger proportions of the assets of single companies or industries. Thus, the Fund may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund's total return and share price.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31
1.96%    16.60%   17.34%   -17.22%  38.83%  15.38%
[insert chart]
1999     2000     2001     2002     2003    2004

In the period shown in the chart, the Fund's highest quarterly return was 20.18% (2nd quarter of 1999) and its lowest quarterly return was -18.94% (3rd quarter of 2002).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
--------------------------------------------------- -------------- ------------ ------------------
                                                       1 year        5 year       Life of Fund*
--------------------------------------------------- -------------- ------------ ------------------
JNL/Lazard Small Cap Value Fund (Class A)               15.38%        12.63%           7.21%
Russell 2000 Index                                      18.44%         6.67%           6.41%
--------------------------------------------------- -------------- ------------ ------------------

The Russell 2000 Index is a broad-based, unmanaged index.
* The Fund began operations on March 2, 1998.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------- ---------------------
                                                                                    CLASS A
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
Management/Administrative Fee*                                                        0.85%
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
12b-1 Service Fee                                                                     0.20%
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
Other Expenses                                                                        0.01%
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
Total Fund Annual Operating Expenses                                                  1.06%
----------------------------------------------------------------------------- ---------------------

* A reduction in the advisory fee took place on January 1, 2005. These estimates are based on the Fund's actual operating expenses for its most recently completed fiscal year, as adjusted for contractual changes.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------- ---------------------
EXPENSE EXAMPLE                                                                 CLASS A
------------------------------------------------------------------------- ---------------------
------------------------------------------------------------------------- ---------------------
1 Year                                                                             $108
------------------------------------------------------------------------- ---------------------
------------------------------------------------------------------------- ---------------------
3 Years                                                                            $337
------------------------------------------------------------------------- ---------------------
------------------------------------------------------------------------- ---------------------
5 Years                                                                            $585
------------------------------------------------------------------------- ---------------------
------------------------------------------------------------------------- ---------------------
10 Years                                                                         $1,294
------------------------------------------------------------------------- ---------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITION. For temporary, defensive purposes, the Fund may invest up to all of its assets in larger capitalization companies, cash and short-term money market instruments. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive position may reduce the potential for appreciation of the Fund's portfolio.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/Lazard Small Cap Value Fund is Lazard Asset Management LLC (Lazard), 30 Rockefeller Plaza, New York, New York 10112. Lazard is a subsidiary of Lazard Freres & Co. LLC (Lazard Freres), a New York limited liability company, which provides its clients with a wide variety of investment banking, brokerage and related services. Lazard and its affiliates provide investment management services to client discretionary accounts of both individuals and institutions.

The Fund is managed on a team basis by Patrick Mullin and Andrew Lacey. Mr. Mullin has been with Lazard since 1998. He is a Portfolio Manager and a Director of Lazard. Prior to joining Lazard in 1998, he was with Target Capital Management from February 1997 to December 1997 and prior to that he was with Dillon, Read & Co. Inc. Mr. Lacey has been with Lazard since 1996. He is a portfolio manager and Deputy Chairman of US/Global Products of Lazard. Mr. Lacey and Mr. Mullin have shared responsibility for the day-to-day management of the Fund since May 2003 and January 2001, respectively.

The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of securities in the Fund.

JNL/MELLON CAPITAL MANAGEMENT S&P 500 INDEX FUND (formerly the JNL/Curian S&P 500 Index Fund)

INVESTMENT OBJECTIVE. The investment objective of the JNL/Mellon Capital Management S&P 500 Index Fund is to match the performance of the S&P 500(R) Index. The Fund is constructed to mirror the S&P 500 Index to provide long-term capital growth.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing in large-capitalization company securities. The Fund employs a passive investment approach, called indexing, which attempts to replicate the investment performance of the S&P 500 Index through statistical procedures. The Fund does not employ traditional methods of active investment management, which involves the buying and selling of securities based upon security analysis. The Fund attempts to replicate the target index by investing all or substantially all of its assets in the stocks that make up the Index. The Fund's foreign investments generally reflect the weightings of foreign securities in the S&P 500 Index. Indexing offers a cost-effective investment approach to gaining diversified market exposure over the long-term.

The Fund seeks to invest under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in the stocks in the S&P 500 Index in proportion to their market capitalization weighting in the S&P 500 Index. This approach is called "replication." When replicating a capitalization-weighted index such as the S&P 500 Index, portfolio turnover is reduced to what the index adds and deletes, contract owner contributions and withdrawals, and reinvestment income. The replicated portfolio does not require rebalancing as a result of market movement. It is rebalanced automatically with the change in share price.

In the event that all the stocks comprising the index cannot be purchased, the Fund may purchase a representative sample of stocks from each economic sector included in the S&P 500 Index in proportion to the weighting in the S&P 500 Index. To the extent that the Fund seeks to replicate the S&P 500 Index using such sampling techniques, a close correlation between the Fund's performance and the performance of the S&P 500 Index may be anticipated in both rising and falling markets. The Fund attempts to achieve a correlation between the performance of its investments and that of the S&P 500 Index of at least 0.95 before deduction of Fund expenses. A correlation of 1.00 would represent perfect correlation between the Fund and S&P 500 Index performance. The Fund's ability to achieve significant correlation between Fund and S&P 500 Index performance may be affected by changes in securities markets and changes in the composition of the S&P 500 Index.

The Fund may invest in derivative securities to manage cash flows and equitize dividend accruals.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose all or a portion of your money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of a company may result in a decline in its stock price, and a broad-based market drop may also cause a stock's price to fall.

     o DERIVATIVES RISK. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities, asset-backed securities and exchange traded funds, involves special risks. The Fund's sub-adviser must choose the correct derivatives exposure versus the underlying assets to be hedged in order to realize the desired results from the investment. The derivatives purchased are priced on the index that the sub-adviser is tracking. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of derivatives that do not correlate with price movements in the rest of the portfolio.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid securities markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o INDEX INVESTING RISK. While the S&P 500 Index is comprised of the stocks of a large number of companies, market fluctuations can cause the performance of the S&P 500 to be significantly influenced by a handful of companies. Thus, the Fund's performance will be more vulnerable to changes in the market value of those companies.

          The stocks of the S&P 500 Index in which the Fund invests are considered large-capitalization stocks. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund's performance may sometimes be lower than that of other types of funds, such as those emphasizing small- or mid-capitalization companies.

          The Fund uses an indexing strategy. It does not attempt to manage market volatility, use defensive strategies, or reduce the effects of any long-term periods of poor stock performance.

          The correlation between the Fund and index performance may be affected by the Fund's expenses, changes in securities markets, changes in the composition of the index, the size of the Fund's portfolio and the timing of purchases and redemptions of the Fund's shares. Because the Fund has expenses and other investment considerations that an index does not, the Fund's performance may be lower than that of the index.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the returns since the inception of the Fund. The table shows the Fund's returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

For the period from December 13, 2003 until February 17, 2004, the Fund was managed by Curian Capital LLC. Returns shown reflect the results achieved by a prior sub-adviser.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31
27.79%            10.06%
[insert chart]
2003              2004

In the periods shown in the chart, the Fund's highest quarterly return was 15.14% (2nd quarter of 2003) and its lowest quarterly return was -1.97% (3rd quarter of 2004).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
---------------------------------------------------- ----------------------- -------------------
                                                             1 year            Life of Fund*
---------------------------------------------------- ----------------------- -------------------
JNL/Mellon Capital Management S&P 500 Index Fund
(Class A)                                                    10.06%                 3.13%
S&P 500 Index                                                10.88%                 3.65%
---------------------------------------------------- ----------------------- -------------------

The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.
* The Fund began operations on January 15, 2002.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------- ---------------------
                                                                                    CLASS A
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
Management/Administrative Fee                                                         0.39%
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
12b-1 Service Fee                                                                     0.20%
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
Other Expenses                                                                        0.01%
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
Total Fund Annual Operating Expenses                                                  0.60%
----------------------------------------------------------------------------- ---------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs will be:

-------------------------------------------------------------------------- --------------------
EXPENSE EXAMPLE                                                                  CLASS A
-------------------------------------------------------------------------- --------------------
-------------------------------------------------------------------------- --------------------
1 Year                                                                             $61
-------------------------------------------------------------------------- --------------------
-------------------------------------------------------------------------- --------------------
3 Years                                                                           $192
-------------------------------------------------------------------------- --------------------
-------------------------------------------------------------------------- --------------------
5 Years                                                                           $335
-------------------------------------------------------------------------- --------------------
-------------------------------------------------------------------------- --------------------
10 Years                                                                          $750
-------------------------------------------------------------------------- --------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. THE S&P 500 INDEX. The S&P 500 Index is composed of 500 common stocks that are selected by Standard & Poor's to capture the price performance of a large cross-section of the U.S. publicly traded stock market. Stocks included in the S&P 500 Index are chosen with the aim of achieving a representative portfolio from the various components of the U.S. economy. A limited percentage of the S&P 500 Index may include foreign securities traded on U.S. exchanges. Aggregate market value and trading activity also are considered in the selection process. While these stocks do not necessarily represent the 500 largest corporations in the Unites States, the S&P 500 Index is recognized for its emphasis toward large stocks. The 500 securities, most of which trade on the New York Stock Exchange, currently represent approximately 80% of the market value of all U.S. common stocks. Each stock in the S&P 500 Index is weighted by its market capitalization. The inclusion of a stock in the S&P 500 Index in no way implies that Standard & Poor's believes the stock to be an attractive investment, nor is Standard & Poor's in any way affiliated with the Fund.

CASH POSITIONS. To effectively manage cash inflows and outflows, the Fund will maintain a cash position primarily consisting of shares of other money market mutual funds. The Fund may also investment to some degree in money market instruments.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risk and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/Mellon Capital Management S&P 500 Index Fund is Mellon Capital Management Corporation (Mellon), located at 595 Market Street, San Francisco, California 94105. Mellon is a wholly owned subsidiary of Mellon Financial Corporation, a publicly traded financial and bank holding company.

Mellon supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund's investment securities. Mellon utilizes teams of investment professionals acting together to manage the assets of the Fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolio as they deem appropriate in the pursuit of the Fund's investment objectives. The individual members of the team who are primarily responsible for the day-to-day management of the Fund's portfolio are:

Susan Ellison is a Managing Director, Equity Portfolio Management at Mellon Capital. Ms. Ellison is a graduate of San Francisco State University with a Bachelor of Science degree. Ms. Ellison has 17 years of investment experience. She is responsible for the management of all U.S. and international equity portfolios. She is a member of AIMR and the Society of Investment Analysts of San Francisco and has been with Mellon Capital for 17 years.

Richard A. Brown, CFA, is a Director, Equity Portfolio Management at Mellon Capital. Mr. Brown holds a M.B.A. from California State University at Hayward. Mr. Brown has 10 years of investment experience. He co-manages a team of portfolio managers for domestic and international equity indexing funds. Mr. Brown is a member of AIMR and the Society of Investment Analysts of San Francisco and has been with Mellon Capital for 10 years.

Karen Q. Wong, CFA is a Vice President, Equity Portfolio Management at Mellon Capital. Ms. Wong holds a M.B.A. from San Francisco State University. Ms. Wong has 5 years of investment experience. She co-manages a team of portfolio managers for domestic and international equity indexing funds. Ms. Wong is a member of AIMR and the Society of Investment Analysts of San Francisco and has been with Mellon Capital for 5 years.

The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of securities in the Fund.

JNL/MELLON CAPITAL MANAGEMENT S&P 400 MIDCAP INDEX FUND (formerly the JNL/Curian S&P 400 MidCap Index Fund)

INVESTMENT OBJECTIVE. The investment objective of the JNL/Mellon Capital Management S&P 400 MidCap Index Fund is to match the performance of the S&P 400 Index. The Fund is constructed to mirror the index to provide long-term capital growth by investing in equity securities of medium capitalization-weighted domestic corporations.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by utilizing a passive investment approach, called indexing, which attempts to replicate the investment performance of the S&P 400 Index through statistical procedures. The Fund does not employ traditional methods of active investment management, which involves the buying and selling of securities based upon security analysis. Indexing offers a cost-effective investment approach to gaining diversified market exposure over the long term.

The Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in the stocks in the S&P 400 Index in proportion to their market capitalization weighting in the S&P 400 Index. This approach is called "replication." When replicating a capitalization-weighted index such as the S&P 400 Index, portfolio turnover is reduced to what the index adds and deletes, contract owner contributions and withdrawals, and reinvestment of income. The replicated portfolio does not require rebalancing as a result of market movement. It is rebalanced automatically with the change in share prices of the securities owned.

In the event that all the stocks comprising the index cannot be purchased, the Fund may purchase a representative sample of stocks from each economic sector included in the S&P 400 Index in proportion to the weighting in the S&P 400 Index. To the extent that the Fund seeks to replicate the S&P 400 Index using such sampling techniques, a close correlation between the Fund's performance and the performance of the S&P 400 Index may be anticipated in both rising and falling markets. The Fund attempts to achieve a correlation between the performance of its investments and that of the S&P 400 Index of at least 0.95 before deduction of Fund expenses. A correlation of 1.00 would represent perfect correlation between the Fund and S&P 400 Index performance. The Fund's ability to achieve significant correlation between the Fund and S&P 400 Index performance may be affected by changes in securities markets and changes in the composition of the S&P 400 Index.

The Fund may invest in derivatives to manage contract owner cash flows and equitize dividend accruals.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose all or a portion of your money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of a company may result in a decline in its stock price, and a broad-based market drop may also cause a stock's price to fall.

     o MID-CAPITALIZATION INVESTING RISK. Historically, mid-capitalization stocks have been more volatile in price than large-capitalization stocks that dominate the overall stock market and often perform quite differently. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

     o DERIVATIVES RISK. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities, asset-backed securities and exchange traded funds, involves special risks. The Fund's sub-adviser must choose the correct derivatives exposure versus the underlying assets to be hedged in order to realize the desired results from the investment. The derivatives purchased are priced on the index that the sub-adviser is tracking. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of derivatives that do not correlate with price movements in the rest of the portfolio.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid securities markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o INDEX INVESTING RISK. While the S&P 400 Index is comprised of the stocks of a large number of companies, market fluctuations can cause the performance of the S&P 400 Index to be significantly influenced by a handful of companies. Thus, the Fund's performance will be more vulnerable to changes in the market value of those companies.

          Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund's performance may sometimes be lower than that of other types of funds, such as those emphasizing small- or large-capitalization companies.

          The Fund uses an indexing strategy. It does not attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term periods of poor stock performance.

          The correlation between the Fund and index performance may be affected by the Fund's expenses, changes in securities markets, changes in the composition of the index, the size of the Fund's portfolio and the timing of purchases and redemptions of the Fund's shares. Because the Fund has expenses and other investment considerations that an index does not, the Fund's performance may be lower than that of the index.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the returns since the inception of the Fund. The table shows the Fund's returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

For the period from December 13, 2003 until February 17, 2004, the Fund was managed by Curian Capital LLC. Returns shown reflect the results achieved by a prior sub-adviser.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31
34.55%            15.79%
[insert chart]
2003              2004

In the periods shown in the chart, the Fund's highest quarterly return was 17.40% (2nd quarter of 2003) and its lowest quarterly return was -2.31% (3rd quarter of 2004).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
--------------------------------------------------------- ------------------ -------------------
                                                               1 year          Life of Fund*
--------------------------------------------------------- ------------------ -------------------
JNL/Mellon Capital Management S&P 400 MidCap Index Fund
(Class A)                                                       15.79%             10.40%
S&P 400 Midcap Index                                            16.49%             11.00%
--------------------------------------------------------- ------------------ -------------------

The S&P Midcap 400 Index is a broad-based, unmanaged index.
* The Fund began operations on January 15, 2002.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------- -----------------
                                                                                      CLASS A
--------------------------------------------------------------------------------- -----------------
--------------------------------------------------------------------------------- -----------------
Management/Administrative Fee                                                            0.39%
--------------------------------------------------------------------------------- -----------------
--------------------------------------------------------------------------------- -----------------
12b-1 Service Fee                                                                        0.20%
--------------------------------------------------------------------------------- -----------------
--------------------------------------------------------------------------------- -----------------
Other Expenses                                                                           0.01%
--------------------------------------------------------------------------------- -----------------
--------------------------------------------------------------------------------- -----------------
Total Fund Annual Operating Expenses                                                     0.60%
--------------------------------------------------------------------------------- -----------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs will be:

-------------------------------------------------------------------------- --------------------
EXPENSE EXAMPLE                                                                  CLASS A
-------------------------------------------------------------------------- --------------------
-------------------------------------------------------------------------- --------------------
1 Year                                                                             $61
-------------------------------------------------------------------------- --------------------
-------------------------------------------------------------------------- --------------------
3 Years                                                                           $192
-------------------------------------------------------------------------- --------------------
-------------------------------------------------------------------------- --------------------
5 Years                                                                           $335
-------------------------------------------------------------------------- --------------------
-------------------------------------------------------------------------- --------------------
10 Years                                                                          $750
-------------------------------------------------------------------------- --------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. THE S&P 400 MIDCAP INDEX. The S&P MidCap 400 Index consists of 400 domestic stocks that are selected by Standard & Poor's to capture the price performance of a large cross section of the U.S. publicly traded stock market. Stocks included in the S&P 400 Index are chosen with the aim of achieving a representative portfolio from the various components of the U.S. economy. A limited percentage of the S&P 400 Index may include foreign securities traded on U.S. exchanges. Aggregate market value and trading activity are also considered in the selection process. Each stock in the S&P 400 Index is weighted by its market capitalization (or the stock's price multiplied by the number of shares outstanding, as the S&P 400 Index is considered a capitalization-weighted index.) The inclusion of a stock in the S&P 400 Index in no way implies that Standard & Poor's believes the stock to be an attractive investment, nor is Standard & Poor's in any way affiliated with the Fund.

CASH POSITIONS. To effectively manage cash inflows and outflows, the Fund will maintain a cash position primarily consisting of shares other money market mutual funds. The Fund may also invest to some degree in money market instruments.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risk and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/Mellon Capital Management S&P 400 MidCap Index Fund is Mellon Capital Management Corporation (Mellon Capital), located at 595 Market Street, Suite 3000, San Francisco, California 94105. Mellon Capital is a wholly owned subsidiary of Mellon Financial Corporation, a publicly traded financial and bank holding company.

Mellon Capital supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund's investment securities. Mellon Capital utilizes teams of investment professionals acting together to manage the assets of the Fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolio as they deem appropriate in the pursuit of the Fund's investment objectives. The individual members of the team who are primarily responsible for the day-to-day management of the Fund's portfolio are:

Susan Ellison is a Managing Director, Equity Portfolio Management at Mellon Capital. Ms. Ellison is a graduate of San Francisco State University with a Bachelor of Science degree. Ms. Ellison has 17 years of investment experience. She is responsible for the management of all U.S. and international equity portfolios. She is a member of AIMR and the Society of Investment Analysts of San Francisco and has been with Mellon Capital for 17 years.

Richard A. Brown, CFA, is a Director, Equity Portfolio Management at Mellon Capital. Mr. Brown holds a M.B.A. from California State University at Hayward. Mr. Brown has 10 years of investment experience. He co-manages a team of portfolio managers for domestic and international equity indexing funds. Mr. Brown is a member of AIMR and the Society of Investment Analysts of San Francisco and has been with Mellon Capital for 10 years.

Karen Q. Wong, CFA is a Vice President, Equity Portfolio Management at Mellon Capital. Ms. Wong holds a M.B.A. from San Francisco State University. Ms. Wong has 5 years of investment experience. She co-manages a team of portfolio managers for domestic and international equity indexing funds. Ms. Wong is a member of AIMR and the Society of Investment Analysts of San Francisco and has been with Mellon Capital for 5 years.

The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of securities in the Fund.

JNL/MELLON CAPITAL MANAGEMENT SMALL CAP INDEX FUND (formerly the JNL/Curian Small Cap Index Fund)

INVESTMENT OBJECTIVE. The investment objective of the JNL/Mellon Capital Management Small Cap Index Fund is to match the performance of the Russell 2000(R) Index. The capitalization range for the Small Cap Index as of December 31, 2003, was $42.3 million at the bottom of the range, $2.4 billion at the top of the range. The Fund is constructed to mirror the index to provide long-term growth of capital by investing in equity securities of small- to mid-size domestic companies.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its investment objective by utilizing a passive investment approach, called indexing, which attempts to track the investment performance of the Russell 2000 Index through statistical procedures. The Fund does not employ traditional methods of active investment management, which involves the buying and selling of securities based upon security analysis. Indexing offers a cost-effective investment approach to gaining diversified market exposure over the long term.

The Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a portfolio of securities, which seeks to match the performance and characteristics of the Russell 2000 Index through replicating a majority of the Index and sampling from the remaining securities. To the extent that the Fund seeks to replicate the Russell 2000 Index using sampling techniques, a close correlation between the Fund's performance and the performance of the Russell 2000 Index may be anticipated in both rising and falling markets.

The Fund may invest in derivatives to manage contract owner cash flows and to equitize dividend accruals.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose all or a portion of your money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of a company may result in a decline in its stock price, and a broad-based market drop may also cause a stock's price to fall.

     o DERIVATIVES RISK. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities, asset-backed securities and exchange traded funds, involves special risks. The Fund's sub-adviser must choose the correct derivatives exposure versus the underlying assets to be hedged in order to realize the desired results from the investment. The derivatives purchased are priced on the index that the sub-adviser is tracking. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of derivatives that do not correlate with price movements in the rest of the portfolio.

     o SMALL CAP INVESTING RISK. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones. The companies in which the Fund is likely to invest have limited product lines, markets or financial resources, or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Accordingly, an investment in the Fund may not be appropriate for all investors.

     o MID-CAP INVESTING RISK. Mid-capitalization stocks may be more volatile in price than large-capitalization stocks that dominate the overall stock market, and often perform quite differently. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

     o INDEX INVESTING RISK. While the Russell 2000 Index is comprised of the stocks of a large number of companies, market fluctuations can cause the performance of the Russell 2000 Index to be significantly influenced by a handful of companies. Thus, the Fund's performance will be more vulnerable to changes in the market value of those companies.

          Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund's performance may sometimes be lower or higher than that of other types of funds.

          The Fund uses an indexing strategy. It does not attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term periods of poor stock performance.

          The correlation between the Fund and index performance may be affected by the Fund's expenses, changes in securities markets, changes in the composition of the index, the size of the Fund's portfolio and the timing of purchases and redemptions of the Fund's shares. Because the Fund has expenses and other investment considerations that an index does not, the Fund's performance may be lower than that of the index.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the returns since the inception of the Fund. The table shows the Fund's returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

For the period from December 13, 2003 until February 17, 2004, the Fund was managed by Curian Capital LLC. Returns shown reflect the results achieved by a prior sub-adviser.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31
45.88%            17.42%
[insert chart]
2003              2004

In the periods shown in the chart, the Fund's highest quarterly return was 22.99% (2nd quarter of 2003) and its lowest quarterly return was -2.96% (3rd quarter of 2004).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
----------------------------------------------------- ----------------------- ------------------
                                                              1 year            Life of Fund*
----------------------------------------------------- ----------------------- ------------------
JNL/Mellon Capital Management Small Cap Index Fund
(Class A)                                                     17.42%                11.32%
Russell 2000 Index                                            18.44%                11.93%
----------------------------------------------------- ----------------------- ------------------

The Russell 2000 Index is a broad-based, unmanaged index.
* The Fund began operations on January 15, 2002.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------- -------------------
                                                                                     CLASS A
------------------------------------------------------------------------------- -------------------
------------------------------------------------------------------------------- -------------------
Management/Administrative Fee                                                           0.39%
------------------------------------------------------------------------------- -------------------
------------------------------------------------------------------------------- -------------------
12b-1 Service Fee                                                                       0.20%
------------------------------------------------------------------------------- -------------------
------------------------------------------------------------------------------- -------------------
Other Expenses                                                                          0.01%
------------------------------------------------------------------------------- -------------------
------------------------------------------------------------------------------- -------------------
Total Fund Annual Operating Expenses                                                    0.60%
------------------------------------------------------------------------------- -------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs will be:

-------------------------------------------------------------------------- -------------------
EXPENSE EXAMPLE                                                                 CLASS A
-------------------------------------------------------------------------- -------------------
-------------------------------------------------------------------------- -------------------
1 Year                                                                             $61
-------------------------------------------------------------------------- -------------------
-------------------------------------------------------------------------- -------------------
3 Years                                                                           $192
-------------------------------------------------------------------------- -------------------
-------------------------------------------------------------------------- -------------------
5 Years                                                                           $335
-------------------------------------------------------------------------- -------------------
-------------------------------------------------------------------------- -------------------
10 Years                                                                          $750
-------------------------------------------------------------------------- -------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. RUSSELL 2000 INDEX. The Russell 2000 Index is composed of approximately 2000 common stocks that are selected by the Frank Russell Company to capture the price performance of a large cross section of the U.S. publicly traded stock market. Stocks that are included in the Russell 2000 Index are chosen with the aim of achieving a broad representative portfolio from the various sectors of the U.S. economy. These stocks do not necessarily represent the entire U.S. economy, as they exclude approximately 1000 large company stocks. Stocks held in the Russell 1000 Index are excluded from the Russell 2000 Index. The Russell 2000 Index is recognized for its emphasis towards small- and mid-size stocks, essentially the remainder of the U.S. market. Each stock in the Russell 2000 Index is weighted by its market capitalization (the total market value relative to the total market values of all the securities in the Russell 2000 Index).

The inclusion of a security in the Russell 2000 Index in no way implies that the Frank Russell Company believes that security to be an attractive investment, nor is the Frank Russell Company in any way affiliated with the Fund.

CASH POSITIONS. To effectively manage cash inflows and outflows, the Fund will maintain a cash position primarily consisting of shares of other money market mutual funds. The Fund may also invest to some degree in money market instruments.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risk and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/Mellon Capital Management Small Cap Index Fund is Mellon Capital Management Corporation (Mellon Capital), located at 595 Market Street, Suite 3000, San Francisco, California 94105. Mellon Capital is a wholly owned subsidiary of Mellon Financial Corporation, a publicly traded financial and bank holding company.

Mellon Capital supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund's investment securities. Mellon Capital utilizes teams of investment professionals acting together to manage the assets of the Fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolio as they deem appropriate in the pursuit of the Fund's investment objectives. The individual members of the team who are primarily responsible for the day-to-day management of the Fund's portfolio are:

Susan Ellison is a Managing Director, Equity Portfolio Management at Mellon Capital. Ms. Ellison is a graduate of San Francisco State University with a Bachelor of Science degree. Ms. Ellison has 17 years of investment experience. She is responsible for the management of all U.S. and international equity portfolios. She is a member of AIMR and the Society of Investment Analysts of San Francisco and has been with Mellon Capital for 17 years.

Richard A. Brown, CFA, is a Director, Equity Portfolio Management at Mellon Capital. Mr. Brown holds a M.B.A. from California State University at Hayward. Mr. Brown has 10 years of investment experience. He co-manages a team of portfolio managers for domestic and international equity indexing funds. Mr. Brown is a member of AIMR and the Society of Investment Analysts of San Francisco and has been with Mellon Capital for 10 years.

Karen Q. Wong, CFA is a Vice President, Equity Portfolio Management at Mellon Capital. Ms. Wong holds a M.B.A. from San Francisco State University. Ms. Wong has 5 years of investment experience. She co-manages a team of portfolio managers for domestic and international equity indexing funds. Ms. Wong is a member of AIMR and the Society of Investment Analysts of San Francisco and has been with Mellon Capital for 5 years.

The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of securities in the Fund.

JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Mellon Capital Management International Index Fund is to match the performance of the Morgan Stanley Capital International (MSCI) Europe Australasia Far East (EAFE) Free Index. The Fund is constructed to mirror the index to provide long-term capital growth by investing in international equity securities attempting to match the characteristics of each country within the index.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve this investment objective by utilizing a passive investment approach, called indexing, which attempts to track the investment performance of the MSCI EAFE(R) 1 Free Index through statistical procedures. The Fund does not employ traditional methods of active investment management, which involves the buying and selling of securities based upon security analysis. Indexing offers a cost-effective approach to gaining diversified market exposure over the long term.

The Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a portfolio of international securities, sampling from the stocks included in the MCSI EAFE Free Index or derivative securities economically related to the MSCI EAFE Free Index.

To implement this strategy, the Fund may invest up to 50% of its net asset value in derivatives to manage contract owner cash flows and anticipated dividend accruals, and to facilitate meeting the Fund's objectives. For example, the Fund may use foreign currency forward contracts to maintain the approximate currency exposure of the MSCI EAFE Free Index.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose all or a portion of your money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile and less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o DERIVATIVES RISK. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's sub-adviser must choose the correct derivatives exposure versus the underlying assets to be hedged in order to realize the desired results from the investment. The derivatives purchased are priced on the index that the sub-adviser is tracking. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of derivatives that do not correlate with price movements in the rest of the portfolio.

     o INDEX INVESTING RISK. While the MSCI EAFE Index is comprised of the stocks of a large number of companies, market fluctuations can cause the performance of the MSCI EAFE Index to be significantly influenced by a handful of companies. Thus, the Fund's performance will be more vulnerable to changes in the market value of those companies.

          Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund's performance may sometimes be lower than that of other types of funds, such as those emphasizing domestic companies.

          The Fund uses an indexing strategy. It does not attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term periods of poor stock performance.

          The correlation between the Fund and index performance may be affected by the Fund's expenses, changes in securities markets, changes in the composition of the index, the size of the Fund's portfolio and the timing of purchases and redemptions of the Fund's shares. Because the Fund has operating expenses and other considerations that the index does not, the Fund's performance may be lower than that of the index.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the returns since the inception of the Fund. The table shows the Fund's returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31
37.31%            19.49%
[insert chart]
2003              2004

In the periods shown in the chart, the Fund's highest quarterly return was 18.84% (2nd quarter of 2003) and its lowest quarterly return was -0.42% (3rd quarter of 2004).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
--------------------------------------------------------- -------------------- ------------------
                                                                1 year           Life of Fund*
--------------------------------------------------------- -------------------- ------------------
JNL/Mellon Capital Management International Index Fund
(Class A)                                                        19.49%              12.49%
MSCI E.A.FE. Index                                               20.25%              13.26%
--------------------------------------------------------- -------------------- ------------------

The Morgan Stanley Europe and Australasia, Far East Equity (MSCI E.A.FE.) Index is a broad-based, unmanaged index.
* The Fund began operations on January 15, 2002.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------- ---------------------
                                                                                    CLASS A
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
Management/Administrative Fee                                                         0.45%
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
12b-1 Service Fee                                                                     0.20%
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
Other Expenses                                                                        0.01%
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
Total Fund Annual Operating Expenses                                                  0.66%
----------------------------------------------------------------------------- ---------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs will be:

----------------------------------------------------------------------------- ---------------------
EXPENSE EXAMPLE                                                                     CLASS A
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
1 Year                                                                                 $67
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
3 Years                                                                               $211
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
5 Years                                                                               $368
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
10 Years                                                                              $822
----------------------------------------------------------------------------- ---------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. THE MSCI EAFE FREE INDEX. The MSCI EAFE Free Index is comprised of common stocks from the following countries: Australia, Austria, Belgium, Denmark, Finland, France, Greece, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The companies within each country are selected by MSCI to capture the price performance of a large cross section of the international publicly traded stock markets. Stocks included in the Index are chosen with the aim of achieving a representative portfolio from the various countries and sectors of the developed international economy. Aggregate market value and trading activity are also considered in the selection process. The inclusion of a stock in the MSCI EAFE Free Index in no way implies that Morgan Stanley Capital International, Inc. believes the stock to be an attractive investment, nor is Morgan Stanley Capital International, Inc. in any way affiliated with the Fund.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risk and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/Mellon Capital Management International Index Fund is Mellon Capital Management Corporation (Mellon), located at 595 Market Street, San Francisco, California 94105. Mellon is a wholly owned subsidiary of Mellon Financial Corporation, a publicly traded financial and bank holding company.

Mellon supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund's investment securities. Mellon utilizes teams of investment professionals acting together to manage the assets of the Fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolio as they deem appropriate in the pursuit of the Fund's investment objectives. The individual members of the team who are primarily responsible for the day-to-day management of the Fund's portfolio are:

Susan Ellison is a Managing Director, Equity Portfolio Management at Mellon Capital. Ms. Ellison is a graduate of San Francisco State University with a Bachelor of Science degree. Ms. Ellison has 17 years of investment experience. She is responsible for the management of all U.S. and international equity portfolios. She is a member of AIMR and the Society of Investment Analysts of San Francisco and has been with Mellon Capital for 17 years.

Richard A. Brown, CFA, is a Director, Equity Portfolio Management at Mellon Capital. Mr. Brown holds a M.B.A. from California State University at Hayward. Mr. Brown has 10 years of investment experience. He co-manages a team of portfolio managers for domestic and international equity indexing funds. Mr. Brown is a member of AIMR and the Society of Investment Analysts of San Francisco and has been with Mellon Capital for 10 years.

Karen Q. Wong, CFA is a Vice President, Equity Portfolio Management at Mellon Capital. Ms. Wong holds a M.B.A. from San Francisco State University. Ms. Wong has 5 years of investment experience. She co-manages a team of portfolio managers for domestic and international equity indexing funds. Ms. Wong is a member of AIMR and the Society of Investment Analysts of San Francisco and has been with Mellon Capital for 5 years.

The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of securities in the Fund.

JNL/MELLON CAPITAL MANAGEMENT BOND INDEX FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Mellon Capital Management Bond Index Fund is to match the performance of the Lehman Brothers Aggregate Bond Index. The Fund is constructed to mirror the Index to provide a moderate rate of income by investing in domestic fixed-income investments.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by utilizing a passive investment approach called indexing, which seeks to track the investment performance of the Lehman Brothers Aggregate Index through statistical procedures. Bonds are selected based on their characteristics to create a portfolio that profiles the Index. The Fund does not employ traditional methods of active investment management such as actively buying and selling bonds based upon interest rate bets or sector rotation. Indexing offers a cost-effective approach to gaining diversified market exposure over the long-term.

The Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in fixed-income securities that seek to match the performance and summary characteristics of the Lehman Brothers Aggregate Index. Research and experience indicates that it is impractical to fully replicate most broad fixed-income indices. This index includes thousands of issues, many of which may be illiquid and unavailable in the secondary market. Additionally, reinvestment of cash flows would be costly in a full replication environment, as it would entail trading many issues in uneven amounts. Given these difficulties, Mellon Capital utilizes a sampling approach that combines analysis and the experience and judgment of its investment professionals.

Through the sampling approach, the Fund's sub-adviser selects a basket of securities in order to match the important risk characteristics of the Index. Buy and sell decisions are based primarily on portfolio characteristic overweightings and underweightings. The Fund's composition is continuously evaluated relative to the Index, and if necessary, the portfolio is rebalanced, typically using cash flows from accruals and contract owner contributions and withdrawals.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose all or a portion of your money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in fixed-income securities, it is subject to market risk. For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

     o PRE-PAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

     o INDEX INVESTING RISK. The Fund uses an indexing strategy. It does not attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term periods of poor bond performance.

          The correlation between the Fund and index performance may be affected by the Fund's expenses, changes in securities markets, changes in the composition of the index, the size of the Fund's portfolio and the timing of purchases and redemptions of the Fund's shares. Because the Fund is subject to expenses and other considerations to which the index is not, and because the sub-adviser uses a sampling technique rather than full replication of the index, the Fund's performance may be lower than that of the index.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the returns since the inception of the Fund. The table shows the Fund's returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31
2.87%             3.74%
[insert chart]
2003              2004

In the periods shown in the chart, the Fund's highest quarterly return was 3.06% (3rd quarter of 2004) and its lowest quarterly return was -2.61% (2nd quarter of 2004).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
-------------------------------------------------------- ----------------------- ------------------
                                                                 1 year            Life of Fund*
-------------------------------------------------------- ----------------------- ------------------
JNL/Mellon Capital Management Bond Index Fund (Class A)           3.74%                 5.09%
Lehman Brothers Aggregate Bond Index                              4.33%                 6.09%
-------------------------------------------------------- ----------------------- ------------------

The Lehman Brothers Aggregate Bond Index is a broad-based, unmanaged index.
* The Fund began operations on January 15, 2002.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------- -------------------
                                                                                     CLASS A
------------------------------------------------------------------------------- -------------------
------------------------------------------------------------------------------- -------------------
Management/Administrative Fee                                                           0.40%
------------------------------------------------------------------------------- -------------------
------------------------------------------------------------------------------- -------------------
12b-1 Service Fee                                                                       0.20%
------------------------------------------------------------------------------- -------------------
------------------------------------------------------------------------------- -------------------
Other Expenses                                                                          0.01%
------------------------------------------------------------------------------- -------------------
------------------------------------------------------------------------------- -------------------
Total Fund Annual Operating Expenses                                                    0.61%
------------------------------------------------------------------------------- -------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs will be:

------------------------------------------------------------------------------ --------------------
EXPENSE EXAMPLE                                                                      CLASS A
------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------ --------------------
1 Year                                                                                  $62
------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------ --------------------
3 Years                                                                                $195
------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------ --------------------
5 Years                                                                                $340
------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------ --------------------
10 Years                                                                               $762
------------------------------------------------------------------------------ --------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. THE LEHMAN BROTHERS AGGREGATE BOND INDEX. The Lehman Brothers Aggregate Index is comprised of investment-grade, fixed-rate U.S. bonds, including Treasuries, corporate bonds, agency mortgage pass-through securities, and asset-backed securities. The bonds selected for the Index must meet the following criteria: (1) the maturity must be greater than one year; (2) the issue must have at least $250 million available to investors; (3) the rating must be investment grade (Baa3 or better) by Moody's Investors Service or Standard & Poor's; (4) the rate must be fixed; and (5) the bond must be U.S. dollar-denominated and non-convertible. The inclusion of a bond in the Lehman Brothers Aggregate Index in no way implies that Lehman Brothers believes the bond to be an attractive investment, nor is Lehman Brothers in any way affiliated with the Fund.

DERIVATIVES. Derivatives, such as futures or options on futures, are permitted investments of the Fund. However, the Fund's sub-adviser expects to make such investments only infrequently due to the liquidity provided by the Fund's principal investments. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's sub-adviser must choose the correct derivatives exposure versus the underlying assets to be hedged in order to realize the desired results from the investment. The derivatives purchased are priced on the index that the sub-adviser is tracking. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of derivatives that do not correlate with price movements in the rest of the portfolio.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risk and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/Mellon Capital Management Bond Index Fund is Mellon Capital Management Corporation (Mellon), located at 595 Market Street, San Francisco, California 94105. Mellon is a wholly owned subsidiary of Mellon Financial Corporation, a publicly traded financial and bank holding company.

Mellon supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund's investment securities. Mellon utilizes teams of investment professionals acting together to manage the assets of the Fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolio as they deem appropriate in the pursuit of the Fund's investment objectives. The individual members of the team who are primarily responsible for the day-to-day management of the Fund's portfolio are:

David C. Kwan, CFA, is a Managing Director, Fixed Income Management & Trading at Mellon Capital. Mr. Kwan holds a M.B.A., University of California at Berkeley and a M.S., University of California at Los Angeles, Systems Science. Mr. Kwan has 15 years of investment experience. He is responsible for the fixed income portfolio management and trading groups. He also specializes in fixed income derivative enhancement strategies. Mr. Kwan was previously responsible for management of $3.7 billion Enhanced Asset Allocation Fund for Mellon Capital. He has been with Mellon Capital for 15 years.

Lowell J. Bennett, CFA, is a Director, Fixed Income Strategist at Mellon Capital. Mr. Bennett holds a B.S.I.E. and a M.B.A. from Stanford University. Mr. Bennett has 18 years of finance and investment experience. He is responsible for the development and implementation of active fixed income strategies. He provides fixed income knowledge and expertise to management of fixed income portfolios and enhanced strategies. Prior to joining Mellon Capital, was a fixed income strategist at Merrill Lynch. Mr. Bennett has been with Mellon Capital for 8 years.

The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of securities in the Fund.

JNL/MELLON CAPITAL MANAGEMENT ENHANCED S&P 500 STOCK INDEX FUND (formerly the JNL/Curian Enhanced S&P 500 Stock Index Fund)11

INVESTMENT OBJECTIVE. The investment objective of the JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund is to exceed the performance of the S&P 500 Index by tilting towards stocks having higher expected return while maintaining overall index characteristics.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of large- and medium-capitalization U.S. companies. At least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) will be invested, under normal circumstances, in stocks. The Fund owns a large number of stocks within the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index). Within each sector, the Fund overweights stocks that the sub-adviser regards as attractive and underweights or does not hold stocks that the sub-adviser determines to be unattractive. By so doing, the Fund seeks returns that exceed those of the S&P 500 Index over the long-term while maintaining overall index characteristics.

In managing the JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund, the sub-adviser generally employs a three-step process:

     (i) Based on quantitative research, the sub-adviser takes a comprehensive look at a company's fundamentals. This approach is designed to provide insight into a company's cashflow prospects relative to its stock price.

     (ii) The research findings allow the sub-adviser to rank the companies in each sector according to their attractiveness based on valuation, earnings quality and other characteristics determined by the research process.

     (iii)The sub-adviser buys and sells stocks for the Fund based on the ranking arising from the comprehensive quantitative model.

The Fund may invest in derivative securities to manage cash flows and equitize dividend accruals.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o DERIVATIVES RISK. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities, asset-backed securities and exchange traded funds, involves special risks. The Fund's sub-adviser must choose the correct derivatives exposure versus the underlying assets to be hedged in order to realize the desired results from the investment. The derivatives purchased are priced on the index that the sub-adviser is tracking. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of derivatives that do not correlate with price movements in the rest of the portfolio.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid securities markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o INVESTING RISK ARISING FROM JUDGMENT ON VALUATION. The valuation approach that is inherent to the quantitative process carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the returns since the inception of the Fund. The table shows the Fund's returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

As of February 18, 2004, Mellon Capital Management Corporation ("Mellon Capital") replaced Curian Capital, LLC (Curian) as the sub-adviser to this Fund. Prior to December 15, 2003, J.P. Morgan Investment Management, Inc. was sub-adviser to this Fund. Returns shown reflect the results achieved by prior sub-advisers.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31
-11.38%           -11.78%           -24.94%          29.09%            11.27%
[insert chart]
2000              2001              2002             2003              2004

In the periods shown in the chart, the Fund's highest quarterly return was 15.58% (2nd quarter of 2003) and its lowest quarterly return was -17.77% (3rd quarter of 2002).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
--------------------------------------- ------------------ ------------------- -------------------
                                             1 year              5 year          Life of Fund*
--------------------------------------- ------------------ ------------------- -------------------
JNL/Mellon Capital Management
Enhanced S&P 500 Stock Index Fund
(Class A)                                       11.27%           -3.36%              -1.84%
S&P 500 Index                                   10.88%           -2.29%              -0.28%
--------------------------------------- ------------------ ------------------- -------------------

The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.
* The Fund began operations on May 16, 1999.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------- -----------------------
                                                                                   CLASS A
--------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------- -----------------------
Management/Administrative Fee*                                                       0.56%
--------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------- -----------------------
12b-1 Service Fee                                                                    0.20%
--------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------- -----------------------
Other Expenses                                                                       0.01%
--------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------- -----------------------
Total Fund Annual Operating Expenses                                                 0.77%
--------------------------------------------------------------------------- -----------------------

* A reduction in the advisory fee took place on February 17, 2004. These estimates are based on the Fund's actual operating expenses for its most recently completed fiscal year, as adjusted for contractual changes.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

--------------------------------------------------------------------------- -----------------------
EXPENSE EXAMPLE                                                                    CLASS A
--------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------- -----------------------
1 Year                                                                               $79
--------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------- -----------------------
3 Years                                                                             $246
--------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------- -----------------------
5 Years                                                                             $428
--------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------- -----------------------
10 Years                                                                            $954
--------------------------------------------------------------------------- -----------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. In general, the sub-adviser buys stocks that it identifies as attractive based on the quantitative model and considers selling them when they get unattractive. The model itself is subject to change based on the findings and insights of the research group in Mellon Capital. Under normal market conditions, the Fund holds approximately 200-350 stocks and limits each stock's weight in the portfolio to be within +/- 1.0% of its weight in the S&P 500 Index.

CASH POSITIONS. To effectively manage cash inflows and outflows, the Fund will maintain a cash position primarily consisting of shares of other money market mutual funds. The Fund may also invest to some degree in money market instruments.

TEMPORARY DEFENSIVE POSITION. The Fund may invest up to 100% of its assets in investment-grade, short-term fixed-income securities during severe market downturns. During any period in which the Fund employs such a temporary defensive strategy, it will not be pursuing, and will not achieve, its investment objective.

DERIVATIVES. The Fund may use derivative instruments, such as futures contracts, options, forward currency contracts, swaps and exchange traded funds, for hedging and risk management, I.E., to establish or adjust exposure to the equities market. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's sub-adviser must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

A Fund's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund is Mellon Capital Management Corporation (Mellon Capital), located at 595 Market Street, Suite 3000, San Francisco, California 94105. Mellon Capital is a wholly owned subsidiary of Mellon Financial Corporation, a publicly traded financial and bank holding company.

Mellon Capital supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund's investment securities. Mellon Capital utilizes teams of investment professionals acting together to manage the assets of the Fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolio as they deem appropriate in the pursuit of the Fund's investment objectives. The manager of the team who is primarily responsible for the day-to-day management of the Fund's portfolio is:

Warren Chiang, CFA is a Director, Enhanced Equity Portfolio Management at Mellon Capital. Mr. Chiang has a B.A. from University of California at Berkeley. Mr. Chiang has 10 years of investment experience. He heads a team of portfolio managers covering enhanced and active equity funds. Mr. Chiang is responsible for refinement and implementation of the equity portfolio management process. Prior to joining Mellon Capital, was a research associate for Pacific Basin Studies at the Federal Reserve in San Francisco. Mr. Chiang has been with Mellon Capital for 9 years.

The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of securities in the Fund.

JNL/OPPENHEIMER GLOBAL GROWTH FUND12

INVESTMENT OBJECTIVE. The investment objective of the JNL/Oppenheimer Global Growth Fund is to seek capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund attempts to achieve its objective by investing primarily in common stocks of companies in the U.S and foreign countries. The Fund can invest without limit in foreign securities and can invest in any country, including countries with developed or emerging markets. However, the Fund currently emphasizes investments in developed markets such as the United States, Western European countries and Japan. The Fund does not limit its investments to companies in a particular capitalization range, but currently focuses its investments in mid-capitalization and large-capitalization companies.

The Fund is not required to allocate its investments in any set percentages in any particular countries. As a fundamental policy, the Fund normally will invest in at least three countries (one of which may be the United States). Typically, the Fund invests in a number of different countries.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o MID-CAP INVESTING RISK. The stock prices of mid-capitalization companies may tend to fluctuate more widely than those of larger, more established companies. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o EMERGING MARKET RISK. Foreign investment risk may be particularly high to the extent that the Fund invests in emerging market securities of issuers based in countries with developing economies. These securities may present market, credit, currency liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries.

     o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

     o INDUSTRY FOCUS RISK. At times the Fund may increase the relative emphasis of its investments in a particular industry. Stocks of issuers in a particular industry are subject to changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry more than others. To the extent that the Fund has greater emphasis on investments in a particular industry, its share values may fluctuate in response to events affecting that industry.

     o CYCLICAL OPPORTUNITIES RISK. The Fund may also seek to take advantage of changes in the business cycle by investing in companies that are sensitive to those changes if the portfolio manager believes they have growth potential. The Fund might sometimes seek to take tactical advantage of short-term market movements or events affecting particular issuers or industries. There is a risk that if the event does not occur as expected, the value of the stock could fall, which in turn could depress the Fund's share prices. Cyclical stocks in which the Fund may invest tend to increase in value more quickly during economic upturns than non-cyclical stocks, but they also tend to lose value more quickly in economic downturns. These companies may have relatively weak balance sheets and, during economic downturns, they may have insufficient cash flow to pay their debt obligations and difficulty finding additional financing needed for their operations.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31
-22.33%           40.56%            17.93%
[insert chart]
2002              2003              2004

In the period shown in the chart, the Fund's highest quarterly return was 20.48% (2nd quarter of 2003) and its lowest quarterly return was -18.48% (3rd quarter of 2002).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
------------------------------------------------------- ---------------------- -------------------
                                                               1 year            Life of Fund*
------------------------------------------------------- ---------------------- -------------------
JNL/Oppenheimer Global Growth Fund (Class A)                   17.93%                 4.93%
Morgan Stanley Capital International World Index               14.72%                 1.89%
------------------------------------------------------- ---------------------- -------------------

The Morgan Stanley Capital International World Index is a broad-based, unmanaged index.
* The Fund began operations on May 1, 2001.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------ --------------------
                                                                                     CLASS A
------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------ --------------------
Management/Administrative Fee                                                          0.85%
------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------ --------------------
12b-1 Service Fee                                                                      0.20%
------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------ --------------------
Other Expenses                                                                         0.01%
------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------ --------------------
Total Fund Annual Operating Expenses                                                   1.06%
------------------------------------------------------------------------------ --------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------ --------------------
EXPENSE EXAMPLE                                                                      CLASS A
------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------ --------------------
1 Year                                                                                $108
------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------ --------------------
3 Years                                                                               $337
------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------ --------------------
5 Years                                                                               $585
------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------ --------------------
10 Years                                                                            $1,294
------------------------------------------------------------------------------ --------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. SECURITY SELECTION CRITERIA. In selecting securities for the Fund, the Fund's portfolio manager looks primarily for foreign and U.S. companies with high growth potential. The portfolio manager uses fundamental analysis of a company's financial statements, management structure, operations and product development, and considers factors affecting the industry of which the issuer is part. The portfolio manager considers overall and relative economic conditions in U.S. and foreign markets, and seeks broad portfolio diversification in different countries to help moderate the special risks of foreign investing. The portfolio manager currently focuses on the factors below (which may vary in particular cases and may change over time), looking for:

     o Stocks of small-, medium- and large-capitalization growth-oriented companies worldwide,

     o    Companies that stand to benefit from global growth trends,

     o Businesses with strong competitive positions and high demand for their products or services,

     o Cyclical opportunities in the business cycle and sectors or industries that may benefit from those opportunities.

In applying these and other selection criteria, the portfolio manager considers the effect of worldwide trends on the growth of various business sectors. The trends, or global "themes," currently considered include development of new technologies, corporate restructuring, the growth of mass affluence and demographic changes.

TEMPORARY DEFENSIVE POSITION. For temporary, defensive purposes, the Fund can invest up to 100% of its assets in temporary defensive investments. These would ordinarily be U.S. government securities, highly-rated commercial paper, bank deposits or repurchase agreements. For cash management purposes, the Fund can hold cash equivalents such as commercial paper, repurchase agreements, Treasury bills and other short-term U.S. government securities. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risk and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/Oppenheimer Global Growth Fund is OppenheimerFunds, Inc. ("Oppenheimer"), located at Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Oppenheimer is wholly owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company.

Effective August 1, 2004, the portfolio managers of the Fund are William Wilby and Rajeev Bhaman. They are the persons principally responsible for the day-to-day management of the Fund's portfolio. Mr. Wilby has been Vice President of the Fund since October 2002 and Senior Vice President of Oppenheimer since July 1994. Mr. Wilby is a graduate of the United States Military Academy and holds an M.A. and Ph.D. in international economics from the University of Colorado. He has earned the right to use the Chartered Financial Analyst designation. Mr. Bhaman has been a Vice President of the Fund since August 2004 and Vice President of Oppenheimer since January 1997. Prior to joining Oppenheimer in 1996, Mr. Bhaman was employed at Barclays de Zoete Wedd Inc., concentrating on Asian research and research sales. Mr. Bhaman holds a B.A. and an M.B.A. from Cornell University as well as an M.B.A. in International Business from Katholieke Universiteit te Leuven in Belgium. He has earned the right to use the Chartered Financial Analyst designation.

The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of securities in the Fund.

JNL/OPPENHEIMER GROWTH FUND13

INVESTMENT OBJECTIVE. The investment objective of the JNL/Oppenheimer Growth Fund is to seek capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund invests mainly in common stocks of "growth companies." The Fund currently focuses on stocks of companies having, at the time of purchase a large capitalization (currently more than $12 billion) or mid-capitalization ($2 billion to $12 billion), but this focus could change over time as well as the companies the Fund considers to be currently large- and mid-capitalization. The Fund can invest in domestic companies and foreign companies, although most of its investments are in stocks of U.S. companies.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o MID-CAP INVESTING RISK. The prices of stocks of mid-capitalization companies may fluctuate more widely than those of larger, more established companies. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31
-25.29%           17.78%            4.23%
[insert chart]
2002              2003              2004

In the period shown in the chart, the Fund's highest quarterly return was 9.65% (2nd quarter of 2003) and its lowest quarterly return was -11.36% (3rd quarter of 2002).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
----------------------------------------------------- ------------------------ -------------------
                                                              1 year             Life of Fund*
----------------------------------------------------- ------------------------ -------------------
JNL/Oppenheimer Growth Fund (Class A)                           4.23%                -3.91%
S&P 500 Index                                                  10.88%                 0.46%
----------------------------------------------------- ------------------------ -------------------

The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.
* The Fund began operations on May 1, 2001.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)]
---------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------- ---------------------
                                                                                    CLASS A
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
Management/Administrative Fee                                                         0.80%
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
12b-1 Service Fee                                                                     0.20%
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
Other Expenses                                                                        0.01%
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
Total Fund Annual Operating Expenses                                                  1.01%
----------------------------------------------------------------------------- ---------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

----------------------------------------------------------------------------- ---------------------
EXPENSE EXAMPLE                                                                     CLASS A
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
1 Year                                                                                 $103
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
3 Years                                                                                $322
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
5 Years                                                                                $558
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
10 Years                                                                             $1,236
----------------------------------------------------------------------------- ---------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. SECURITY SELECTION CRITERIA. The Fund portfolio manager looks for high-growth companies. The portfolio manager focuses on factors that may vary in particular cases and over time in seeking broad diversification of the Fund's portfolio among industries and market sectors. Currently the portfolio manager looks for:

     o    Companies that are established and well-known in the marketplace

     o    Companies with above-average earnings growth

     o Companies in high-growth market sectors that are leaders within their sectors

     o Growth rates that the portfolio manager believes may be sustainable over time.

TEMPORARY DEFENSIVE POSITION. In times of unstable adverse market or economic conditions, the Fund can invest up to 100% of its assets in temporary defensive investments. Generally they would be cash equivalents, money market instruments, short-term debt securities, U.S. government securities, or repurchase agreements and may include other investment-grade debt securities. The Fund could also hold these types of securities pending the investment of proceeds from the sale of Fund's shares or portfolio securities or to meet anticipated redemptions of Fund shares. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risk and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/Oppenheimer Growth Fund is OppenheimerFunds, Inc. ("Oppenheimer"), located at Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Oppenheimer is wholly owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company.

The portfolio manager of the Fund is David Poiesz, who is the person primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Poiesz has been Vice President of the Fund and Senior Vice President of Oppenheimer since June 2004. Prior to joining Oppenheimer, Mr. Poiesz was a senior portfolio manager at Merrill Lynch from 2002 to 2004. In addition, Mr. Poiesz was a founding partner of River Rock, a tech-oriented hedge fund from 1999 to 2001 and a portfolio manager at Jennison Associates from 1992-1999.

The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed, and ownership of securities in the Fund.

JNL/PIMCO TOTAL RETURN BOND FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/PIMCO Total Return Bond Fund is to realize maximum total return, consistent with the preservation of capital and prudent investment management.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio of investment-grade fixed-income investments of U.S. and foreign issuers such as government, corporate, mortgage- and other asset-backed securities and cash equivalents. For purposes of satisfying the 80% requirement, the Fund may also invest in derivative instruments that have economic characteristics similar to the fixed income instruments mentioned above. The average portfolio duration of the Fund normally varies within a three- to six-year time frame based on the sub-adviser's forecast for interest rates.

The Fund may invest up to 10% of its assets in high-yield securities ("junk bonds") rated B or higher by Moody's or S&P or, if unrated, determined by the sub-adviser to be of comparable quality. The Fund may invest up to 30% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a Fund of purchase and sale contracts or by using other investment techniques (such as buybacks or dollar rolls). The "total return" sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Consistent with the Fund's investment policies, the Fund may invest in "Fixed Income Instruments", which as used in this prospectus includes:

     o securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");

     o corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;

     o    mortgage-backed and other asset-backed securities;

     o    inflation-indexed bonds issued both by governments and corporations;

     o    structured   notes,   including   hybrid  or   "indexed"   securities,
          event-linked bonds and loan participations;

     o    delayed funding loans and revolving credit facilities;

     o bank certificates of deposit, fixed time deposits and bankers' acceptances;

     o    repurchase agreements and reverse repurchase agreements;

     o debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;

     o obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and

     o    obligations of international agencies or supranational entities.

The Fund may invest in derivatives based on Fixed Income Instruments.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. The market price of securities owned by a Fund may fluctuate, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

          For bonds, market risk includes credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of a security will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise causing the value of bonds, including those held by the Fund, to fall. A broad-based market drop also may cause a bond's price to fall.

     o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that the Fund invests in bonds issued by a foreign government, the Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

     o EMERGING MARKET RISK. Foreign investment risk may be particularly high to the extent that the Fund invests in emerging market securities of issuers based in countries with developing economies. These securities may present market, credit, currency liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions (or inaction) of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o DERIVATIVES RISK. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's sub-adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31
-0.26%         11.75%    9.52%      8.85%       4.78%     4.45%
[insert chart]
1999           2000      2001       2002        2003      2004

In the period shown in the chart, the Fund's highest quarterly return was 6.14% (3rd quarter of 2001) and its lowest quarterly return was -2.32% (2nd quarter of 2004).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
----------------------------------------------------- ------------- ------------ ----------------
                                                         1 year       5 year      Life of Fund*
----------------------------------------------------- ------------- ------------ ----------------
JNL/PIMCO Total Return Bond Fund (Class A)                4.45%       7.82%           6.49%
Lehman Brothers Aggregate Bond Index                      4.33%       7.70%           6.37%
----------------------------------------------------- ------------- ------------ ----------------

The Lehman Brothers Aggregate Bond Index is a broad-based, unmanaged index.
* The Fund began operations on March 2, 1998.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------- ---------------------
                                                                                    CLASS A
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
Management/Administrative Fee                                                         0.60%
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
12b-1 Service Fee                                                                     0.20%
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
Other Expenses                                                                        0.01%
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
Total Fund Annual Operating Expenses                                                  0.81%
----------------------------------------------------------------------------- ---------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

----------------------------------------------------------------------------- ---------------------
EXPENSE EXAMPLE                                                                     CLASS A
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
1 Year                                                                                 $83
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
3 Years                                                                               $259
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
5 Years                                                                               $450
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
10 Years                                                                            $1,002
----------------------------------------------------------------------------- ---------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The Fund seeks to consistently add value relative to the Lehman Brothers Aggregate Bond Index, while keeping risk equal to or less than that index. In managing the Fund, the sub-adviser generally makes investment decisions based on its view of longer-term (three- to five-year) trends and non-economic factors that may affect interest rates, while seeking to maintain a portfolio duration that approximates that of the Lehman Brothers Aggregate Bond Index.

The Fund may invest in a wide variety of taxable fixed-income securities, including convertible securities, fixed- and floating-rate loans and loan participations. The Fund may also invest in repurchase agreements, reverse repurchase agreements, and dollar rolls. The Fund may invest all of its assets in mortgage- or other asset-backed securities, zero coupon bonds or strips.

WHEN-ISSUED SECURITIES. The Fund may invest in when-issued and delayed-delivery securities. Actual payment for and delivery of such securities does not take place until some time in the future, I.E., beyond normal settlement. The purchase of these securities will result in a loss if their value declines prior to the settlement date. This could occur, for example, if interest rates increase prior to settlement.

LOWER-RATED SECURITIES. The Fund may invest in high-yield, high-risk, fixed-income securities, commonly known as "junk bonds." These are debt securities rated BB or lower by S&P or Ba or lower by Moody's, or unrated securities deemed by the sub-adviser to be of comparable quality. Lower-rated securities generally involve a higher risk of default than higher-rated ones.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/PIMCO Total Return Bond Fund is Pacific Investment Management Company LLC ("PIMCO"), a Delaware limited liability company, is a majority-owned subsidiary of Allianz Global Investors of America L.P., ("AGI LP"). Allianz Aktiengesellschaft ("Allianz AG") is the indirect majority owner of AGI LP. Allianz AG is a European-based, multinational insurance and financial services holding company. Pacific Life Insurance Company holds an indirect minority interest in AGI

William H. Gross, CFA, managing director, portfolio manager, and chief investment officer, was a founding partner of PIMCO in 1971. Mr. Gross has had responsibility for the day-to-day management of the Fund since the inception of the Fund. Mr. Gross has thirty-five years of investment experience and is the author of BILL GROSS ON INVESTING. Mr. Gross has a bachelor's degree from Duke University and an MBA from the UCLA Graduate School of Business.

The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed, and ownership of securities in the Fund.

REGULATORY INQUIRIES AND PENDING LITIGATION

On February 12, 2004, the staff of the Securities and Exchange Commission (the "Commission") informed PA Fund Management LLC (formerly, PIMCO Advisors Fund Management LLC) ("PA Fund Management") and PEA Capital LLC ("PEA"), two entities that are affiliated, through common ownership, with Pacific Investment Management Company LLC ("PIMCO"), which serves as sub-adviser to the JNL/PIMCO Total Return Bond Fund (the "Fund"), that it intended to recommend that the Commission bring civil and administrative actions against PA Fund Management and PEA seeking a permanent injunction against violations of certain provisions of the federal securities laws, disgorgement plus prejudgment interest and civil penalties in connection with the Commission staff's investigation of "market timing" and related trading activities in certain series of PIMCO Funds:
Multi-Manager Series ("MMS Funds") , for which PEA serves as sub-adviser. On February 17, 2004, the Attorney General of the State of New Jersey filed a complaint alleging, among other things, that PEA, PIMCO, PA Distributors LLC ("PAD") and Allianz Dresdner Asset Management of America L.P. ("ADAM"), the parent company of PEA, PIMCO, PAD and PIMCO Advisors Fund Management, had failed to disclose that they improperly allowed certain hedge funds to engage in "market timing" in certain series of the PIMCO Funds: Pacific Investment Management Series ("PIMS Funds"), for which PIMCO serves as investment adviser, and in certain series of the MMS Funds. The complaint seeks injunctive relief, civil monetary penalties, restitution and disgorgement of profits. On May 6, 2004, the SEC filed a complaint in the U.S. District Court in the Southern District of New York alleging that PA Fund Management, PEA, PAD, Stephen J. Treadway (the chief executive officer of PA Fund Management and PAD as well as chairman of the Board of Trustees of the MMS Funds) and Kenneth W. Corba (the former chief executive officer of PEA and former portfolio manager of certain MMS Funds) had, among other things, violated and/or aided and abetted violations of, various antifraud provisions of the federal securities laws in connection with the alleged "market timing" arrangements discussed above. The complaint seeks injunctive relief, disgorgement plus pre-judgment interest, monetary penalties, and an order permanently enjoining the defendants from serving as investment advisers, principal underwriters, officers, directors, or members of any advisory boards to any registered investment companies.

If the New Jersey Attorney General or the Commission were to obtain a court injunction against PA Fund Management, PEA, PAD, PIMCO, ADAM and/or Mr. Treadway, they and their affiliates would, in the absence of exemptive relief granted by the Commission, be barred from serving as an investment adviser/sub-adviser or principal underwriter for any registered investment company, including the Fund. In such a case, PA Fund Management, PEA, PAD, PIMCO and ADAM would in turn seek exemptive relief from the Commission, as contemplated by the Investment Company Act of 1940, as amended, although there is no assurance that such exemptive relief would be granted. The Commission also has the power by order to prohibit PA Fund Management, PEA, PAD and PIMCO from serving as investment advisers and underwriters, although to date it has not exercised such powers with respect to market timing arrangements involving other mutual fund complexes.

In November 2003, the Commission settled an enforcement action against a broker-dealer not affiliated with PIMCO or the Fund, relating to the undisclosed receipt of fees from certain mutual fund companies in return for preferred marketing of their funds, and announced that it would be investigating mutual funds and their distributors generally with respect to compensation arrangements relating to the sale of mutual fund shares. In that connection, PIMCO, PAD and other affiliates are under investigation by the Commission relating to revenue-sharing arrangements and the use of brokerage commissions to recognize brokers effecting sales of the series of the PIMS Funds and MMS Funds (collectively, the "PIMCO Funds"). In addition, the Attorney General of the State of California has publicly announced an investigation into the PIMCO Funds' brokerage recognition and revenue-sharing arrangements.

Since February 2004, PIMCO, PAD, PA Fund Management, PEA and certain of their affiliates, the PIMCO Funds, PIMCO Variable Insurance Trust ("PVIT"), for which PIMCO serves as investment adviser, and the Trustees of PIMCO Funds and PVIT have been named as defendants in multiple lawsuits filed in U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the PIMCO Funds during specified periods or as derivative actions on behalf of the PIMCO Funds. The lawsuits generally relate to the same facts that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution. PIMCO believes that other similar lawsuits may be filed in federal or state courts naming as defendants ADAM, PIMCO, PAD, PA Fund Management, PEA, and/or their affiliates, PVIT, PIMCO Funds, and the Trustees of PIMCO Funds.

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had dismissed Pacific Investment Management Company LLC from a complaint filed by the New Jersey Attorney General on February 17, 2004, and that it had entered into a settlement agreement (the "New Jersey Settlement") with Allianz Global Investors of America L.P. ("AGI", formerly known as Allianz Dresdner Asset Management of America L.P.) (PIMCO's parent company), PEA Capital LLC (another investment adviser owned by AGI)( "PEA") and PA Distributors LLC ("PAD") (a broker-dealer owned by AGI), inc onnection with the same matter. In the New Jersey Settlement, AGI, PEA and PAD neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes. The complaint relating to the New Jersey Settlement alleged, among other things, that AGI, PEA and PAD had failed to disclose that they improperly allowed certain hedge funds to engage in "market timing" in certain funds. The complaint sought injunctive relief, civil monetary penalties, restitution and disgorgement of profits.

Since February 2004, PIMCO, PAD, AGI, and certain other parties have been named as defendants in a total of 14 lawsuits filed in U.S. District Court in one of the following: the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern "market timing," and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; the remaining four lawsuits concern "revenue sharing" with brokers offering "shelf space" and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of mutual funds managed or distributed by PIMCO and its affiliates during specified periods or as derivative actions on behalf of the funds. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

Under Section 9(a) of the Investment Company Act of 1940, as amended ("1940 Act"), if the New Jersey Settlement or any of the lawsuits described above were to result in a court injunction against AGI, PEA, PAD and/or their affiliates, PIMCO could, in the absence of exemptive relief granted by the SEC, be barred from serving as an investment adviser to any registered investment company, including the Funds. In connection with an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a), PEA, PAD, AGI and certain of their affiliates (including PIMCO) (together, the "Applicants") have sought exemptive relief from the SEC under Section 9(c) of the 1940 Act. The SEC has granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action ont heir application for a permanent order. There is no assurance that the SEC will issue a permanent order.

None of the allegations concerning PIMCO or its affiliates relate to the Fund. It is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Fund. However, PIMCO believes that these matters are not likely to have a material adverse effect on the Fund or on PIMCO's ability to perform its investment advisory services to the Fund.

The foregoing speaks only as of the date of this prospectus. While there may be additional litigation or regulatory developments in connection with the matters discussed above, the foregoing disclosure of litigation and regulatory matters will be updated only if those developments are material.

JNL/PUTNAM EQUITY FUND14

INVESTMENT OBJECTIVE. The investment objective of the JNL/Putnam Equity Fund is long-term capital growth.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of common stock of domestic, large-capitalization companies. At least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) will be invested, under normal circumstances, in equity securities. However, the Fund may also invest in preferred stocks, bonds, convertible preferred stock and convertible debentures if the sub-adviser believes that they offer the potential for capital appreciation. The Fund may invest a portion of its assets in foreign securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a stock's price to fall.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31
26.81%        21.88%  34.93%  29.41%   -17.85%  -25.01%  -24.10%  27.23%  13.04%
[insert chart]
1996          1997    1998    1999     2000     2001     2002     2003    2004

In the periods shown in the chart, the Fund's highest quarterly return was 24.99% (4th quarter of 1998) and its lowest quarterly return was -20.21% (1st quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
------------------------------------------ ------------------ ------------------ ------------------
                                                1 year             5 year          Life of Fund*
------------------------------------------ ------------------ ------------------ ------------------
JNL/Putnam Equity Fund (Class A)                13.04%             -7.62%             9.08%
S&P 500 Index                                   10.88%             -2.29%            10.81%
------------------------------------------ ------------------ ------------------ ------------------

The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a
widely recognized, unmanaged index of common stock prices.
* The Fund began operations on May 15, 1995. Prior to May 1, 1997, the Fund was managed by
Phoenix Investment Counsel, Inc.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------- -------------------
                                                                                     CLASS A
------------------------------------------------------------------------------- -------------------
------------------------------------------------------------------------------- -------------------
Management/Administrative Fee*                                                          0.78%
------------------------------------------------------------------------------- -------------------
------------------------------------------------------------------------------- -------------------
12b-1 Service Fee                                                                       0.20%
------------------------------------------------------------------------------- -------------------
------------------------------------------------------------------------------- -------------------
Other Expenses                                                                          0.01%
------------------------------------------------------------------------------- -------------------
------------------------------------------------------------------------------- -------------------
Total Fund Annual Operating Expenses                                                    0.99%
------------------------------------------------------------------------------- -------------------

*This reflects a reduction in the advisory fee that took place on May 1, 2004. These estimates are based on the Fund's actual operating expenses for its most recently completed fiscal year, as adjusted for contractual changes.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------- ----------------------
EXPENSE EXAMPLE                                                                  CLASS A
------------------------------------------------------------------------- ----------------------
------------------------------------------------------------------------- ----------------------
1 Year                                                                             $101
------------------------------------------------------------------------- ----------------------
------------------------------------------------------------------------- ----------------------
3 Years                                                                            $315
------------------------------------------------------------------------- ----------------------
------------------------------------------------------------------------- ----------------------
5 Years                                                                            $547
------------------------------------------------------------------------- ----------------------
------------------------------------------------------------------------- ----------------------
10 Years                                                                         $1,213
------------------------------------------------------------------------- ----------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The Fund may invest any amount or proportion of its assets in any class or type of security believed by the sub-adviser to offer potential for capital appreciation over both the intermediate and long-term.

DERIVATIVES. The Fund may use derivative instruments, such as financial futures contracts and options, for hedging and risk management. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's sub-adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

TEMPORARY DEFENSIVE POSITION. For temporary, defensive purposes, when the sub-adviser believes other types of investments are advantageous on the basis both of risk and protection of capital values, the Fund may invest in fixed-income securities with or without warrants or conversion features and may retain cash, or invest up to all of its assets in cash equivalents. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive position may reduce the potential for appreciation of the Fund's portfolio.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/Putnam Equity Fund is Putnam Investment Management, LLC (Putnam), located at One Post Office Square, Boston, Massachusetts 02109. Putnam has been managing mutual funds since 1937. Putnam is a subsidiary of Putnam Investments Trust, which is owned by Marsh & McLennan Companies, Inc., a publicly traded holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.

The Fund is managed by the U.S. Core Equity Team at Putnam. The team is headed by James C. Wiess, Managing Director and Senior Portfolio Manager on the U.S. Core Equity team. He joined Putnam in 2000, is a CFA charterholder and has 20 years of investment management experience. Prior to that Mr. Wiesswas a Portfolio Manager with JP Morgan Investment Management. Other members of the team include Joshua H. Brooks, Richard P. Cervone and James S. Yu. Mr Brooks is Managing Director and Chief Investment Officer of the U.S. Core Equity team. Mr. Brooks joined Putnam in 2003 and has 19 years of investment industry experience. Prior to coming to Putnam, Mr. Brooks was employed at Delaware Investment Advisors where he was a CIO, Value Investing from 2000 to 2003 and a Senior Portfolio Manager from 1995 to 2000. Mr. Cervone, Senior Vice President, joined Putnam in 1998 and has 7 years of investment experience. Mr. Yu is a Vice President and a Chartered Financial Analyst with 8 years of investment experience. He joined Putnam in 2002.

The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed, and ownership of securities in the Fund.

REGULATORY INQUIRIES AND PENDING LITIGATION

Putnam Management has provided the following information concerning regulatory investigations and proceedings and civil litigation involving it. On April 8, 2004, Putnam Management entered into agreements with the Securities and Exchange Commission (SEC) and the Massachusetts Securities Division representing a final settlement of all charges brought against Putnam Management by those agencies on October 28, 2003 in connection with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. The settlement with the SEC requires Putnam Management to pay $5 million in disgorgement plus a civil monetary penalty of $50 million, and the settlement with the Massachusetts Securities Division requires Putnam Management to pay $5 million in restitution and an administrative fine of $50 million. The settlements also leave intact the process established under an earlier partial settlement with the SEC under which Putnam Management agreed to pay the amount of restitution determined by an independent consultant, which may exceed the disgorgement and restitution amounts specified above, pursuant to a plan to be developed by the independent consultant.

Putnam Management will bear all costs, including restitution, civil penalties and associated legal fees stemming from both of these proceedings. The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties. Based on currently available information, Putnam Management believes that these actions will not likely materially affect its ability to provide investment management services to its clients, including the JNL/Putnam Equity Fund.

JNL/PUTNAM MIDCAP GROWTH FUND15

INVESTMENT OBJECTIVE. The investment objective of the JNL/Putnam Midcap Growth Fund is capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in common stocks of U.S. mid-capitalization companies of a similar size to those in the Russell MidCap(R) Growth Index, with a focus on growth stocks which are stocks whose earnings the sub-adviser believes are likely to grow faster than the economy as a whole.

Small and midsized companies - These companies, some of which may have a market capitalization of less than $1 billion, are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies often trade less frequently and in limited volume, and their prices may fluctuate more than stocks of larger companies. Stocks of small and midsized companies may therefore be more vulnerable to adverse developments than those of larger companies.

The Fund invests mostly in companies of a size similar to those in the Russell Midcap Growth Index. As of the date of this prospectus, the Index was composed of companies having a market capitalization of between $400 million and $19 billion.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth. There is a risk that the market as a whole may not favor the type of investments which the Fund makes.

     o MID-CAPITALIZATION INVESTING RISK. The prices of equity securities of mid-capitalization companies may fluctuate more than equity securities of larger, more-established companies. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

     o DERIVATIVES. The Fund may use derivative instruments, such as financial futures contracts and options, for hedging and risk management. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's sub-adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31
-26.97%           29.32%            33.46%           18.62%
[insert chart]
2001              2002              2003             2004

In the periods shown in the chart, the Fund's highest quarterly return was 24.87% (4th quarter of 2001) and its lowest quarterly return was -32.20% (3rd quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
------------------------------------------------------- -------------------- --------------------
                                                              1 year            Life of Fund*
------------------------------------------------------- -------------------- --------------------
JNL/Putnam Midcap Growth Fund (Class A)                        18.62%              -4.43%
Russell MidCap(R) Growth Index                                 14.82%              -6.07%
------------------------------------------------------- -------------------- --------------------

The Russell MidCap(R) Growth Index is a broad-based, unmanaged index.
* The Fund began operations on May 1, 2000.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------- ------------------
                                                                                      CLASS A
-------------------------------------------------------------------------------- ------------------
-------------------------------------------------------------------------------- ------------------
Management/Administrative Fee                                                            0.85%
-------------------------------------------------------------------------------- ------------------
-------------------------------------------------------------------------------- ------------------
12b-1 Service Fee                                                                        0.20%
-------------------------------------------------------------------------------- ------------------
-------------------------------------------------------------------------------- ------------------
Other Expenses                                                                           0.01%
-------------------------------------------------------------------------------- ------------------
-------------------------------------------------------------------------------- ------------------
Total Fund Annual Operating Expenses                                                     1.06%
-------------------------------------------------------------------------------- ------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------- -------------------
EXPENSE EXAMPLE                                                                      CLASS A
------------------------------------------------------------------------------- -------------------
------------------------------------------------------------------------------- -------------------
1 Year                                                                                  $108
------------------------------------------------------------------------------- -------------------
------------------------------------------------------------------------------- -------------------
3 Years                                                                                 $337
------------------------------------------------------------------------------- -------------------
------------------------------------------------------------------------------- -------------------
5 Years                                                                                 $585
------------------------------------------------------------------------------- -------------------
------------------------------------------------------------------------------- -------------------
10 Years                                                                              $1,294
------------------------------------------------------------------------------- -------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. FOREIGN SECURITIES. The Fund may also invest in securities of foreign issuers which involve certain special risks. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that the Fund invests in bonds issued by a foreign government, the Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

A Fund's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

PORTFOLIO TURNOVER. The Fund may buy and sell investments relatively often, which involves higher brokerage commissions and other expenses. Active trading also may increase short-term gains and losses, which may affect the taxes you have to pay.

In addition to the main investment strategies described above, the Fund may make other investments, such as investments in preferred stocks, convertible securities, debt instruments and derivatives, which may be subject to other risks, as described in the SAI.

TEMPORARY DEFENSIVE POSITION. At times the sub-adviser may judge that market conditions make pursuing the Fund's usual investment strategies inconsistent with the best interests of the Fund's shareholders. The sub-adviser then may temporarily use alternative strategies that are mainly designed to limit losses, such as investing in high quality money-market securities. However, the sub-adviser may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the Fund to miss out on investment opportunities, and may prevent the Fund from achieving its goal.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/Putnam Midcap Growth Fund is Putnam Investment Management, LLC (Putnam) located at One Post Office Square, Boston, Massachusetts 02109. Putnam has been managing mutual funds since 1937. Putnam is a subsidiary of Putnam Investments Trust, which is owned by Marsh & McLennan Companies, Inc., a publicly traded holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.

The Fund is managed by the Mid Cap Growth team at Putnam. The team is managed by Paul Marrkand and Kevin Divney. Both Mr. Marrkand and Mr. Divney are Managing Directors and Co-Chief Investment Officers of the Mid Cap Growth team. Mr. Marrkand joined Putnam in 1987 and has over 18 years of investment experience. Mr. Divney joined Putnam in 1997 and has 15 years of investment experience.

The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of securities in the Fund.

REGULATORY INQUIRIES AND PENDING LITIGATION

Putnam Management has provided the following information concerning regulatory investigations and proceedings and civil litigation involving it. On April 8, 2004, Putnam Management entered into agreements with the Securities and Exchange Commission (SEC) and the Massachusetts Securities Division representing a final settlement of all charges brought against Putnam Management by those agencies on October 28, 2003 in connection with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. The settlement with the SEC requires Putnam Management to pay $5 million in disgorgement plus a civil monetary penalty of $50 million, and the settlement with the Massachusetts Securities Division requires Putnam Management to pay $5 million in restitution and an administrative fine of $50 million. The settlements also leave intact the process established under an earlier partial settlement with the SEC under which Putnam Management agreed to pay the amount of restitution determined by an independent consultant, which may exceed the disgorgement and restitution amounts specified above, pursuant to a plan to be developed by the independent consultant.

Putnam Management will bear all costs, including restitution, civil penalties and associated legal fees stemming from both of these proceedings. The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties. Based on currently available information, Putnam Management believes that these actions will not likely materially affect its ability to provide investment management services to its clients, including the JNL/Putnam Midcap Growth Fund.

JNL/PUTNAM VALUE EQUITY FUND16

INVESTMENT OBJECTIVE. The investment objective of the JNL/Putnam Value Equity Fund is capital growth, with income as a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objectives by investing primarily in a diversified portfolio of equity securities of domestic, large-capitalization companies. At least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) will be invested, under normal circumstances, in equity securities. For this purpose, equity securities include common stocks, securities convertible into common stock and securities with common stock characteristics, such as rights and warrants. The Fund considers a large-capitalization company to be one that, at the time its securities are acquired by the Fund, has a market capitalization of $4 billion or greater.

The sub-adviser typically selects companies whose stocks have above-average valuations described by dividend yield, price/sale, price/earnings or price/book dividend yields and market prices that it believes are undervalued relative to the normal earning power of the company. Under this approach, the sub-adviser seeks to identify investments where current investor enthusiasm is low, as reflected in their valuations. The sub-adviser typically reduces the Fund's exposure to a company when its stock price approaches, in the sub-adviser's judgment, fair valuation.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in the equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o VALUE INVESTING RISK. With a value approach, there is also the risk that stocks may remain undervalued during a given period, or that a stock judged to be undervalued may in fact be appropriately priced. This may happen because value stocks as a category lose favor with investors compared to growth stocks or because the manager failed to anticipate which stocks or industries would benefit from changing market or economic conditions. A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value or the factors that the manager believes will increase the price of the security do not occur.

     o DERIVATIVES. The Fund may use derivative instruments, such as financial futures contracts and options, for hedging and risk management. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's sub-adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31
24.33%        21.82%   12.48%  -1.04%   6.96%    -6.32%   -19.87%  24.55%  9.76%
[insert chart]
1996          1997     1998    1999     2000     2001     2002     2003    2004

In the periods shown in the chart, the Fund's highest quarterly return was 17.37% (2nd quarter of 2003) and its lowest quarterly return was -17.36% (3rd quarter of 2002).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
----------------------------------------------- ------------- ------------- --------------------
                                                   1 year        5 year        Life of Fund*
----------------------------------------------- ------------- ------------- --------------------
JNL/Putnam Value Equity Fund (Class A)               9.76%        1.88%            8.87%
S&P 500 Index                                       10.88%       -2.29%           10.81%
----------------------------------------------- ------------- ------------- --------------------

The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a
widely recognized, unmanaged index of common stock prices.
* The Fund began operations on May 15, 1995. Prior to May 1, 1997, the Fund was managed by PPM
America, Inc.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------- -------------------
                                                                                     CLASS A
------------------------------------------------------------------------------- -------------------
------------------------------------------------------------------------------- -------------------
Management/Administrative Fee*                                                          0.75%
------------------------------------------------------------------------------- -------------------
------------------------------------------------------------------------------- -------------------
12b-1 Service Fee                                                                       0.20%
------------------------------------------------------------------------------- -------------------
------------------------------------------------------------------------------- -------------------
Other Expenses                                                                          0.01%
------------------------------------------------------------------------------- -------------------
------------------------------------------------------------------------------- -------------------
Total Fund Annual Operating Expenses                                                    0.96%
------------------------------------------------------------------------------- -------------------

* A reduction in the advisory fee took place on May 1, 2004. These estimates are based on the Fund's actual operating expenses for its most recently completed fiscal year, as adjusted for contractual changes.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------ ---------------------
EXPENSE EXAMPLE                                                                      CLASS A
------------------------------------------------------------------------------ ---------------------
------------------------------------------------------------------------------ ---------------------
1 Year                                                                                   $98
------------------------------------------------------------------------------ ---------------------
------------------------------------------------------------------------------ ---------------------
3 Years                                                                                 $306
------------------------------------------------------------------------------ ---------------------
------------------------------------------------------------------------------ ---------------------
5 Years                                                                                 $531
------------------------------------------------------------------------------ ---------------------
------------------------------------------------------------------------------ ---------------------
10 Years                                                                              $1,178
------------------------------------------------------------------------------ ---------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITION. At times the sub-adviser may judge that market conditions make pursuing the Fund's usual investment strategies inconsistent with the best interests of the Fund's shareholders. The sub-adviser then may temporarily use alternative strategies that are mainly designed to limit losses, such as investing in high quality money-market securities. However, the sub-adviser may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the Fund to miss out on investment opportunities, and may prevent the Fund from achieving its goal.

FOREIGN SECURITIES. The Fund may also invest in securities of foreign issuers which involve certain special risks. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that the Fund invests in bonds issued by a foreign government, the Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/Putnam Value Equity Fund is Putnam Investment Management, LLC (Putnam), located at One Post Office Square, Boston, Massachusetts 02109. Putnam has been managing mutual funds since 1937. Putnam is a subsidiary of Putnam Investments Trust, which is owned by Marsh & McLennan Companies, Inc., a publicly traded holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.

The Fund is managed by the Large Cap Value team at Putnam. Ronald J. Bukovac
(RJ), and Michael J. Abata are co-lead managers of the Fund. They report to Joshua H. Brooks, CIO of Core Equities at Putnam. Mr. Bukovac is a Managing Director and Portfolio Manager on the Large Cap Value Equity Team. Mr. Bukovac is a member of the team that manages Large Cap Value Equity institutional portfolios. Mr. Bukovac joined Putnam in 1997. He is a CFA charterholder and Certified Public Accountant with over 16 years of investment industry experience. Before joining Putnam, Mr. Bukovac was a Senior Manager of the Valuation Services Group for Price Waterhouse, LLP. Mr. Abata is a Senior Vice President and Portfolio Manager on the Large Cap Value team. Mr. Abata is a member of the teams that manage Large Cap Value and Structured Equity institutional portfolios. Additionally, he is a Portfolio Member on the New Value Fund and the Structured Equity team. Mr. Abata joined Putnam in 1997. He is a CFA charterholder and holds a series 3 license with the NASD. Mr. Abata has over 12 years of investment industry experience. Before joining Putnam, Mr. Abata was an Assistant Vice President and Quantitative Analyst with Alliance Capital Management.

The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of securities in the Fund.

REGULATORY INQUIRIES AND PENDING LITIGATION

Putnam Management has provided the following information concerning regulatory investigations and proceedings and civil litigation involving it. On April 8, 2004, Putnam Management entered into agreements with the Securities and Exchange Commission (SEC) and the Massachusetts Securities Division representing a final settlement of all charges brought against Putnam Management by those agencies on October 28, 2003 in connection with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. The settlement with the SEC requires Putnam Management to pay $5 million in disgorgement plus a civil monetary penalty of $50 million, and the settlement with the Massachusetts Securities Division requires Putnam Management to pay $5 million in restitution and an administrative fine of $50 million. The settlements also leave intact the process established under an earlier partial settlement with the SEC under which Putnam Management agreed to pay the amount of restitution determined by an independent consultant, which may exceed the disgorgement and restitution amounts specified above, pursuant to a plan to be developed by the independent consultant.

Putnam Management will bear all costs, including restitution, civil penalties and associated legal fees stemming from both of these proceedings. The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties. Based on currently available information, Putnam Management believes that these actions will not likely materially affect its ability to provide investment management services to its clients, including the JNL/Putnam Value Equity Fund.

JNL/SALOMON BROTHERS HIGH YIELD BOND FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Salomon Brothers High Yield Bond Fund is to maximize current income. As a secondary objective, the Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The JNL/Salomon Brothers High Yield Bond Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in high-yield, high-risk debt securities, commonly referred to as "junk bonds" and related investments. The Fund may also invest in securities of foreign issuers. To the extent that the Fund invests in emerging market debt, this will be considered as an investment in a high-yield security for purposes of the 80% investment minimum. In light of the risks associated with such securities, the sub-adviser takes various factors into consideration in evaluating the creditworthiness of an issuer. For corporate debt securities, these typically include the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of the issuer, and the experience and track record of the issuer's management. For sovereign debt instruments, these typically include the economic and political conditions within the issuer's country, the issuer's overall and external debt levels and debt service ratios, the issuer's access to capital markets and other sources of funding, and the issuer's debt service payment history. The sub-adviser also reviews the ratings, if any, assigned to the security by any recognized rating agencies, although the sub-adviser's judgment as to the quality of a debt security may differ from that suggested by the rating published by a rating service. The Fund's ability to achieve its investment objectives may be more dependent on the sub-adviser's credit analysis than would be the case if it invested in higher quality debt securities.

In pursuing the Fund's secondary objective of capital appreciation, the sub-adviser looks for those companies that the sub-adviser believes have the highest potential for improving credit fundamentals.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in fixed-income securities, it is subject to market risk. For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

          To the extent the Fund invests in the equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that the Fund invests in bonds issued by a foreign government, the Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

     o EMERGING MARKET RISK. Many emerging market countries in which the Fund invests have markets that are less liquid and more volatile than markets in the U.S. and other developed countries. There is also less information available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S.

     o HIGH-YIELD/HIGH-RISK BONDS. Lower-rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

     o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

Effective October 4, 2004, the Fund was combined with JNL/PPM America High Yield Bond Fund, with the Fund as the surviving Fund. The performance shown is the Fund's historic performance and does not reflect the performance of the JNL/PPM America High Yield Bond Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31
-1.76%   -4.67%   5.33%    5.76%    25.79%  8.22%
[insert chart]
1999     2000     2001     2002     2003    2004

In the period shown in the chart, the Fund's highest quarterly return was 8.83% (2nd quarter of 2003) and its lowest quarterly return was -3.60% (3rd quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
------------------------------------------------------ ---------------- --------------- ------------------
                                                           1 year           5 year        Life of Fund*
------------------------------------------------------ ---------------- --------------- ------------------
JNL/Salomon Brothers High Yield Bond Fund (Class A)         8.22%            7.64%             5.46%
Citigroup High Yield Index                                 10.79%            7.21%             5.59%
------------------------------------------------------ ---------------- --------------- ------------------

The CitigroupHigh Yield Index is a broad-based, unmanaged index.
* The Fund began operations on March 2, 1998.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------ --------------------
                                                                                     CLASS A
------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------ --------------------
Management/Administrative Fee*                                                         0.60%
------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------ --------------------
12b-1 Service Fee                                                                      0.20%
------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------ --------------------
Other Expenses                                                                         0.01%
------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------ --------------------
Total Fund Annual Operating Expenses                                                   0.81%
------------------------------------------------------------------------------ --------------------

* Effective October 4, 2004, the JNL/Salomon Brothers High Yield Bond Fund fees were changed to reflect the fees of the JNL/PPM America High Yield Bond Fund. These estimates are based on the Fund's actual operating expenses for its most recently completed fiscal year, as adjusted for contractual changes.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

----------------------------------------------------------------------------- ---------------------
EXPENSE EXAMPLE                                                                     CLASS A
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
1 Year                                                                                  $83
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
3 Years                                                                                $259
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
5 Years                                                                                $450
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
10 Years                                                                             $1,002
----------------------------------------------------------------------------- ---------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. FOREIGN SECURITIES. The Fund may invest in foreign securities, such as obligations issued or guaranteed by foreign governmental authorities, debt obligations of supranational organizations and fixed-income securities of foreign corporate issuers.

ZERO-COUPON, PAY-IN-KIND, AND DEFERRED PAYMENT SECURITIES. The Fund may invest without limit in zero coupon securities, pay-in-kind bonds and deferred payment securities, which involve special risk considerations. In particular, zero coupon securities fluctuate more in value in response to a change in interest rates than do bonds that pay current interest.

LOANS. The Fund may invest in fixed- and floating-rate loans, including loan participations and assignments. The Fund may invest up to 10% of its total assets in either (i) equipment lease or trust certificates and conditional sales contracts or (ii) limited partnership interests.

EQUITY SECURITIES. The Fund may also invest up to 10% of its total assets in equity securities (other than preferred stock, in which the Fund may invest without limit), typically equity investments acquired as a result of purchases of fixed-income securities.

PORTFOLIO MATURITY. The sub-adviser has discretion to select the range of maturities of the fixed-income securities in which the Fund may invest. The sub-adviser anticipates that, under current market conditions, the Fund will have average portfolio life of 6 to 12 years. However, the average portfolio life may vary substantially from time to time depending on economic and market conditions.

DERIVATIVES. The Fund may use derivative instruments, such as futures contracts, options and forward currency contracts, and invest in indexed securities for hedging and risk management. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's sub-adviser must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

TEMPORARY DEFENSIVE POSITION. When the sub-adviser believes that adverse conditions prevail in the markets for high-yield fixed-income securities that make the Fund's investment strategy inconsistent with the best interests of the Fund's shareholders, the Fund may invest its assets without limit in high-quality, short-term money market instruments. Doing so may reduce the potential for high current income or appreciation of the Fund's portfolio. During any period in which the Fund employs a temporary defensive strategy, it will not be pursuing and will not achieve its investment objective.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/Salomon Brothers High Yield Bond Fund is Salomon Brothers Asset Management Inc (SaBAM). SaBAM was established in 1987, and, together with affiliates in London, Tokyo and Hong Kong, provides a broad range of fixed-income and equity investment services to individuals and institutional clients throughout the world and serves as sub-adviser to various investment companies. SaBAM is a wholly-owned subsidiary of Citigroup Inc. SaBAM's principal address is 399 Park Avenue, New York, New York 10022.

Peter J. Wilby is primarily responsible for the day-to-day management of the Fund. Mr. Wilby has had primary responsibility for the day-to-day management of the Fund since the inception of the Fund. Mr. Wilby, who joined SaBAM in 1989, is a Managing Director and Chief Investment Officer - Fixed Income of SaBAM and is responsible for investment company and institutional portfolios which invest in high-yield non-U.S. and U.S. corporate debt securities and high-yield foreign sovereign debt securities.

The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed, and ownership of securities in the Fund.

JNL/SALOMON BROTHERS STRATEGIC BOND FUND (formerly JNL/Salomon Brothers Global Bond Fund)17

INVESTMENT OBJECTIVE. The primary investment objective of the JNL/Salomon Brothers Strategic Bond Fund is to seek a high level of current income. As a secondary objective, the Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The JNL/Salomon Brothers Strategic Bond Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a globally diverse portfolio of bonds and other fixed-income securities and related investments. The sub-adviser has broad discretion to invest the Fund's assets among certain segments of the fixed-income market, primarily U.S. investment-grade bonds, high-yield corporate debt securities (commonly referred to as "junk bonds"), emerging market debt securities and investment-grade foreign debt securities. These segments include U.S. government securities and mortgage- and other asset-backed securities (including interest-only or principal-only securities), as well as debt obligations issued or guaranteed by a foreign government or supranational organization. The sub-adviser may invest in medium or lower-rated securities. The Fund does not currently intend to invest more than 75% of assets in non-investment grade securities.

In determining the assets to invest in each type of security, the sub-adviser relies in part on quantitative analytical techniques that measure relative risks and opportunities of each type of security based on current and historical economic, market, political and technical data for each type of security, as well as on its own assessment of economic and market conditions both on a global and local (country) basis. The sub-adviser continuously reviews the allocation of assets for the Fund and makes such adjustments as it deems appropriate. The sub-adviser has discretion to select the range of maturities of the various fixed income securities in which the Fund invests. The sub-adviser anticipates that, under current market conditions, the Fund's portfolio securities will have a weighted average life of 4 1/2 to 10 years. However, the weighted average life of the portfolio securities may vary substantially from time to time depending on economic and market conditions. The Fund may at times hold a substantial portion of its assets in short-term instrutments.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in fixed-income securities, it is subject to market risk. For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that the Fund invests in bonds issued by a foreign government, the Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

     o HIGH-YIELD/HIGH-RISK BONDS. Lower rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, the Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

     o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

     o EMERGING MARKETS RISK. The Fund may invest a portion of its assets in securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31
14.39%   10.66%   2.46%    1.87%    7.28%   6.71%    8.38%    13.53%   6.91%
[insert chart]
1996     1997     1998     1999     2000    2001     2002     2003     2004

In the periods shown in the chart, the Fund's highest quarterly return was 5.88% (2nd quarter of 2003) and its lowest quarterly return was -2.72% (3rd quarter of 1998).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
------------------------------------------------ --------------- ------------- -------------------
                                                     1 year         5 year       Life of Fund*
------------------------------------------------ --------------- ------------- -------------------
JNL/Salomon Brothers Strategic Bond Fund
(Class A)                                              6.91%         8.52%          8.17%
CitigroupBroad Investment Grade Bond Index             4.48%         7.72%          7.11%
Lehman Brothers Aggregate Bond Index                   4.33%         7.70%          6.87%
------------------------------------------------ --------------- ------------- -------------------

The CitigroupBroad Investment Grade Bond Index and Lehman Brothers Aggregate
Bond Index are broad-based, unmanaged indices.
* The Fund began operations on May 15, 1995.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------- -------------------
                                                                                     CLASS A
------------------------------------------------------------------------------- -------------------
------------------------------------------------------------------------------- -------------------
Management/Administrative Fee                                                           0.73%
------------------------------------------------------------------------------- -------------------
------------------------------------------------------------------------------- -------------------
12b-1 Service Fee                                                                       0.20%
------------------------------------------------------------------------------- -------------------
------------------------------------------------------------------------------- -------------------
Other Expenses                                                                          0.01%
------------------------------------------------------------------------------- -------------------
------------------------------------------------------------------------------- -------------------
Total Fund Annual Operating Expenses                                                    0.94%
------------------------------------------------------------------------------- -------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------ --------------------
EXPENSE EXAMPLE                                                                      CLASS A
------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------ --------------------
1 Year                                                                                  $96
------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------ --------------------
3 Years                                                                                $300
------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------ --------------------
5 Years                                                                                $520
------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------ --------------------
10 Years                                                                             $1,155
------------------------------------------------------------------------------ --------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. DERIVATIVES. The Fund may use derivative instruments, such as futures contracts, options and forward currency contracts, and invest in indexed securities for hedging and risk management. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's sub-adviser must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

TEMPORARY DEFENSIVE POSITION. When the sub-adviser believes that adverse conditions prevail in the market for fixed-income securities, the Fund may, for temporary defensive purposes, invest its assets without limit in high-quality, short-term money market instruments. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/Salomon Brothers Strategic Bond Fund is Salomon Brothers Asset Management Inc (SaBAM). SaBAM was established in 1987, and, together with affiliates in London, Tokyo and Hong Kong, provides a broad range of fixed-income and equity investment services to individuals and institutional clients throughout the world and serves as sub-adviser to various investment companies. SaBAM is a wholly-owned subsidiary of Citigroup Inc. SaBAM's principal address is 399 Park Avenue, New York, New York 10022.

In connection with SaBAM's service as sub-adviser to the Fund, Citigroup Asset Management Limited ("CAM Ltd"), whose business address is Citigroup Centre, Canada Square, London E14 5LB, England, provides certain sub-advisory services to SaBAM relating to currency transactions and investments in non-dollar-denominated debt securities for the benefit of the Fund. CAM Ltd. is compensated by SaBAM at no additional expense to the Trust. CAM Ltd is an affiliate of SaBAM.

Peter J. Wilby is primarily responsible for the day-to-day management of the high-yield and emerging market debt securities portions of the Fund. Mr. Wilby has had primary responsibility for the day-to-day management of the high-yield and emerging market debt securities portions of the Fund since the inception of the Fund. Beth Semmel assists Mr. Wilby in the day-to-day management of the Fund. Mr. Wilby, who joined SaBAM in 1989, is a Managing Director and Chief Investment Officer - Fixed Income of SaBAM and is responsible for investment company and institutional portfolios which invest in high-yield non-U.S. and U.S. corporate debt securities and high-yield foreign sovereign debt securities. Ms. Semmel is a Managing Director of SaBAM. Ms. Semmel joined SaBAM in May of 1993, where she manages high-yield portfolios. Ms. Semmel has assisted in the day-to-day management of the Fund since inception of the Fund.

David J. Scott, a Managing Director and Senior Portfolio Manager of SaBAM, is primarily responsible for currency transactions and investments in non-dollar-denominated debt securities for the Fund. Mr. Scott joined SaBAM in 1994.

Roger Lavan is primarily responsible for the mortgage-backed securities and U.S. government securities portions of the Fund. Mr. Lavan joined SaBAM in 1990 and is a Managing Director and Portfolio Manager responsible for investment grade portfolios.

The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of securities in the Fund.

JNL/SALOMON BROTHERS U.S. GOVERNMENT & QUALITY BOND FUND18

INVESTMENT OBJECTIVE. The investment objective of the JNL/Salomon Brothers U.S. Government & Quality Bond Fund is to obtain a high level of current income.

PRINCIPAL INVESTMENT STRATEGIES. The JNL/Salomon Brothers U.S. Government & Quality Bond Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in:

     (i)  U.S. treasury obligations;

     (ii) obligations issued or guaranteed by agencies or instrumentalities of the U.S. government which are backed by their own credit and may not be backed by the full faith and credit of the U.S. government;

     (iii)mortgage-backed securities guaranteed by the Government National Mortgage Association that are supported by the full faith and credit of the U.S. government. Such securities entitle the holder to receive all interest and principal payments due whether or not payments are actually made on the underlying mortgages;

     (iv) mortgage-backed securities guaranteed by agencies or instrumentalities of the U.S. government which are supported by their own credit but not the full faith and credit of the U.S. government, such as the Federal Home Loan Mortgage Corporation and Fannie Mae (formerly, the Federal National Mortgage Association);

     (v) collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed by (i) the credit alone of the U.S. government agency or instrumentality which issues or guarantees the mortgage-backed securities, or (ii) the full faith and credit of the U.S. government;

     (vi) repurchase agreements collateralized by any of the foregoing; and

     (vii)other investments (such as derivatives contracts) related to those listed above.

Any guarantee of the securities in which the Fund invests runs only to the principal and interest payments on the securities and not to the market value of such securities or to the principal and interest payments on the underlying mortgages. A security issued or guaranteed by a U.S. government agency may significantly fluctuate in value, and the Fund may not receive the originally anticipated yield on the security. Shares of the Fund are not insured or guaranteed by the U.S. government, its agencies or instrumentalities.

The sub-adviser seeks to add value by actively managing the portfolio's interest rate exposure, yield curve positioning, sector allocation and security selection. In selecting mortgage-backed securities for the Fund, the sub-adviser determines a security's average maturity and duration according to mathematical models that reflect certain payment assumptions and estimates of future economic factors. These estimates may vary from actual results, and the average maturity and duration of mortgage-backed derivative securities may not reflect the price volatility of those securities in certain market conditions.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in fixed-income securities, it is subject to market risk. For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

     o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

     o    MORTGAGE-BACKED   SECURITIES  RISK.   Investments  in  mortgage-backed
          securities entail the uncertainty of the timing of cash flows resulting from the rate of prepayments on the underlying mortgages serving as collateral. An increase or decrease in prepayment rates (resulting primarily from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price. The prices of mortgage-backed securities, depending on their structure and the rate of prepayments, can be volatile. Some mortgage-backed securities may also not be as liquid as other securities. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the issuer. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31
2.58%    9.16%    9.40%    -2.50%   11.50%  6.92%    11.47%   1.18%    3.85%
[insert chart]
1996     1997     1998     1999     2000    2001     2002     2003     2004

In the periods shown in the chart, the Fund's highest quarterly return was 6.54% (3rd quarter of 2002) and its lowest quarterly return was -2.47% (2nd quarter of 2004).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
------------------------------------------- ----------------- --------------- ------------------
                                                 1 year           5 year        Life of Fund*
------------------------------------------- ----------------- --------------- ------------------
JNL/Salomon Brothers U.S. Government &
Quality Bond Fund (Class A)                        3.85%          6.89%            6.18%
Citigroup Treasury Index                           3.53%          7.43%            6.78%
------------------------------------------- ----------------- --------------- ------------------

The Citigroup Treasury Index is a broad-based, unmanaged index.
* The Fund began operations on May 15, 1995.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------ --------------------
                                                                                     CLASS A
------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------ --------------------
Management/Administrative Fee                                                          0.58%
------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------ --------------------
12b-1 Service Fee                                                                      0.20%
------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------ --------------------
Other Expenses                                                                         0.01%
------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------ --------------------
Total Fund Annual Operating Expenses                                                   0.79%
------------------------------------------------------------------------------ --------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

----------------------------------------------------------------------------- ---------------------
EXPENSE EXAMPLE                                                                     CLASS A
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
1 Year                                                                                  $81
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
3 Years                                                                                $252
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
5 Years                                                                                $439
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
10 Years                                                                               $978
----------------------------------------------------------------------------- ---------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. DERIVATIVES. The Fund may use derivative instruments, such as futures contracts and options. The Fund generally limits its use to manage or "hedge" the overall risk of the portfolio. However, the Fund may use derivatives as a substitute for buying or selling securities or to enhance the Fund's return as non-hedging strategy that may be considered speculative. Investing in derivative instruments, such as options and futures contracts, involves special risks. The Fund's sub-adviser must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

TEMPORARY DEFENSIVE POSITION. When the sub-adviser believes that adverse conditions prevail in the market for fixed-income securities, the Fund may, for temporary defensive purposes, invest its assets without limit in high-quality, short-term money market instruments. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/Salomon Brothers U.S. Government & Quality Bond Fund is Salomon Brothers Asset Management Inc (SaBAM). SaBAM was established in 1987, and, together with affiliates in London, Tokyo and Hong Kong, provides a broad range of fixed-income and equity investment services to individuals and institutional clients throughout the world and serves as sub-adviser to various investment companies. SaBAM is a wholly-owned subsidiary of Citigroup Inc. SaBAM's principal address is 399 Park Avenue, New York, NY 10022.

Roger Lavan is primarily responsible for the day-to-day management of the Fund. Mr. Lavan joined SaBAM in 1990 and is a Managing Director and Portfolio Manager responsible for investment grade portfolios.

The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed, and ownership of securities in the Fund.

JNL/SELECT BALANCED FUND (formerly JNL/PPM America Balanced Fund)19

INVESTMENT OBJECTIVE. The investment objective of the JNL/Select Balanced Fund is reasonable income and long-term capital growth.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of common stock and investment grade fixed-income securities. The Fund may invest in any type or class of security. The anticipated mix of the Fund's holdings is typically 60-70% of its assets in equities and 30-40% in fixed-income securities, including cash and cash equivalents. Changes between the two asset classes will be made gradually based on the managers' long-term perspective and assessment of business, economic, and market projections.

In choosing equity securities, the sub-adviser employs a "bottom-up" stock selection process that utilizes proprietary fundamental research to identify primarily large capitalization companies with a value orientation or out of favor growth stocks. The Fund typically focuses on dividend-paying companies.

With respect to fixed-income investments, the Fund emphasizes investment-grade, fixed-income securities, including obligations of the U.S. government and its agencies, corporate bonds, asset-backed securities, and mortgage-backed securities.

Generally the Fund will sell any fixed income securities downgraded below investment grade within 91 days of the downgrade.

The Fund may invest up to 15% of its assets in foreign equity and fixed income securities. Generally the foreign fixed income securities in which the Fund will invest will be dollar denominated bonds issued by foreign governments and corporations.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to broad-based indices since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

As of October 4, 2004, Wellington Management Company, LLP replaced PPM America, Inc. as the sub-adviser to this Fund. Returns shown reflect the results achieved in part by the prior sub-adviser.

In addition, effective October 4, 2004, the Fund was combined with JNL/Salomon Brothers Balanced Fund, with the Fund as the surviving Fund. The performance shown is the Fund's historic performance and does not reflect the performance of the JNL/Salomon Brothers Balanced Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31
10.81%   18.43%   10.06%   -0.11%   8.25%   10.57%   -1.93%   21.57%   10.88%
[insert chart]
1996     1997     1998     1999     2000    2001     2002     2003     2004

In the periods shown in the chart, the Fund's highest quarterly return was 12.67% (2nd quarter of 2003) and its lowest quarterly return was -11.16% (3rd quarter of 2002).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
----------------------------------------------- ------------- --------------- --------------------
                                                   1 year         5 year         Life of Fund*
----------------------------------------------- ------------- --------------- --------------------
JNL/Select Balanced Fund (Class A)                  10.88%         9.59%           10.57%
S&P 500 Index                                       10.88%        -2.29%           10.81%
Lehman Brothers Aggregate Bond Index                 4.33%         7.70%            6.87%
----------------------------------------------- ------------- --------------- --------------------

The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices. The Lehman Brothers
Aggregate Bond Index is a broad-based, unmanaged index.
* The Fund began operations on May 15, 1995. Prior to May 1, 1997, the Fund was managed by Phoenix Investment Counsel, Inc. Prior to October 4, 2004, the Fund was managed by PPM America, Inc.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

  -------------------------------------------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
  (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
  -------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------- ---------------------
                                                                                    CLASS A
  --------------------------------------------------------------------------- ---------------------
  --------------------------------------------------------------------------- ---------------------
  Management/Administrative Fee                                                       0.59%
  --------------------------------------------------------------------------- ---------------------
  --------------------------------------------------------------------------- ---------------------
  12b-1 Service Fee                                                                   0.20%
  --------------------------------------------------------------------------- ---------------------
  --------------------------------------------------------------------------- ---------------------
  Other Expenses                                                                      0.01%
  --------------------------------------------------------------------------- ---------------------
  --------------------------------------------------------------------------- ---------------------
  Total Fund Annual Operating Expenses                                                0.80%
  --------------------------------------------------------------------------- ---------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

----------------------------------------------------------------------------- ---------------------
EXPENSE EXAMPLE                                                                     CLASS A
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
1 Year                                                                                 $82
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
3 Years                                                                               $255
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
5 Years                                                                               $444
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
10 Years                                                                              $990
----------------------------------------------------------------------------- ---------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The JNL/Select Balanced Fund invests primarily in common stocks and fixed-income securities. Certain investments and investment techniques have additional risks, such as the potential use of leverage by the Fund through borrowings, securities lending and other investment techniques.

DERIVATIVES. The Fund may use derivative instruments, such as options, swaps and financial futures contracts, for hedging purposes or for the cost-effective implementation of various fixed income strategies. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates and securities prices. Investing in derivative instruments, such as swaps, options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's sub-adviser must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

TEMPORARY DEFENSIVE POSITION. For temporary, defensive purposes, the Fund may invest up to all of its assets in cash equivalents, such as U.S. government securities and high-grade commercial paper. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive position may reduce the potential for appreciation of the Fund's portfolio.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/Select Balanced Fund is Wellington Management Company, LLP ("Wellington Management"). Wellington Management Company, LLP ("Wellington Management") is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2004, Wellington Management had investment management authority with respect to approximately $470 billion in assets.

Edward P. Bousa, CFA, Senior Vice President and Partner of Wellington Management, has served as portfolio manager for the equity component of the Fund since October 2004. Mr. Bousa joined Wellington Management as an investment professional in 2000. Prior to joining Wellington Management, Mr. Bousa was a portfolio manager at Putnam Investments (1992-2000).

John C. Keogh, Senior Vice President and Partner of Wellington Management, has served as portfolio manager for the fixed income component of the Fund since October 2004. Mr. Keogh joined Wellington Management as an investment professional in 1983.

The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of securities in the Fund.

JNL/SELECT GLOBAL GROWTH FUND (formerly JNL/Janus Global Equities Fund)20

INVESTMENT OBJECTIVE. The investment objective of the JNL/Select Global Growth Fund is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio of equity securities of foreign and domestic issuers. The sub-adviser seeks to invest in globally competitive growth companies within growing sectors. These companies are, in the opinion of the sub-adviser, leaders in their respective industries as indicated by an established market presence and strong global, regional, or country competitive positions. The Fund may invest in a broad range of market capitalizations but tends to focus on mid to large capitalization companies. The sub-adviser selects securities for their capital growth potential; investment income is not a consideration. To provide flexibility to take advantage of investment opportunities or to meet redemption requests or for temporary defensive purposes, the Fund may hold a portion of its assets in money market investments including repurchase agreements. Doing so may reduce the potential for appreciation in the Fund's portfolio.

The Fund may invest to a lesser degree in other types of securities, including preferred stock, warrants, convertible securities, and debt securities, such as corporate bonds. The Fund can invest on a worldwide basis in companies and other organizations of any size, regardless of country of organization or place of principal business activity, as well as domestic and foreign governments, government agencies and other governmental entities. The Fund normally invests in securities of issuers from at least five different countries, including the United States, although it may invest in fewer than five countries. The Fund may invest without limit in foreign securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that the Fund invests in bonds issued by a foreign government, the Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

     o MID-CAP INVESTING RISK. Stocks of mid-capitalization companies entail greater risk and are usually more volatile than shares of larger companies. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

As of May 1, 2004, Wellington Management Company, LLP ("Wellington Management") replaced Janus Capital Management LLC (Janus) as the sub-adviser to this Fund. Returns shown reflect the results achieved in part by the prior sub-adviser.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31
31.36%   19.12%   26.87%   64.58%   -18.28% -23.50%  -27.12%  23.97%   11.36%
[insert chart]
1996     1997     1998     1999     2000    2001     2002     2003     2004

In the periods shown in the chart, the Fund's highest quarterly return was 43.03% (4th quarter of 1999) and its lowest quarterly return was -20.53% (3rd quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
----------------------------------------------- -------------- ----------------- ----------------
                                                   1 year           5 year        Life of Fund*
----------------------------------------------- -------------- ----------------- ----------------
JNL/Select Global Growth Fund (Class A)                11.36%       -8.84%           10.66%
Morgan Stanley Capital International World
Index                                                  14.72%       -2.42%            6.91%
Morgan Stanley Capital International World
Growth Index                                           12.06%       -6.92             5.73%
----------------------------------------------- -------------- ----------------- ----------------

The Morgan Stanley Capital International World Index and Morgan Stanley Capital
International World Growth Index are broad-based, unmanaged indices.
* The Fund began operations on May 15, 1995. The Morgan Stanley International World Growth
Index return begins on May 1, 1995.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------- -------------------
                                                                                     CLASS A
------------------------------------------------------------------------------- -------------------
------------------------------------------------------------------------------- -------------------
Management/Administrative Fee*                                                          0.88%
------------------------------------------------------------------------------- -------------------
------------------------------------------------------------------------------- -------------------
12b-1 Service Fee                                                                       0.20%
------------------------------------------------------------------------------- -------------------
------------------------------------------------------------------------------- -------------------
Other Expenses                                                                          0.01%
------------------------------------------------------------------------------- -------------------
------------------------------------------------------------------------------- -------------------
Total Fund Annual Operating Expenses                                                    1.09%
------------------------------------------------------------------------------- -------------------

* This fee reflects a reduction in connection with the approval of Wellington as the new sub-adviser to the Fund. These estimates are based on the Fund's actual operating expenses for its most recently completed fiscal year, as adjusted for contractual changes.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------ --------------------
EXPENSE EXAMPLE                                                                      CLASS A
------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------ --------------------
1 Year                                                                                 $111
------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------ --------------------
3 Years                                                                                $347
------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------ --------------------
5 Years                                                                                $601
------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------ --------------------
10 Years                                                                             $1,329
------------------------------------------------------------------------------ --------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. SPECIAL SITUATIONS. The Fund may invest in "special situations" from time to time. A special situation arises when, in the opinion of the sub-adviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating special situations might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investments in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention. The impact of this strategy on the Fund will depend on the Fund's size and the extent of its holdings of special situation issuers relative to total net assets.

DERIVATIVES. The Fund may use derivative instruments, such as futures contracts, options, and forward currency contracts, for hedging or as a means of enhancing return. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's sub-adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

EMERGING MARKETS RISK. The Fund may invest a portion of its assets in securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

TEMPORARY DEFENSIVE POSITION. In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a portion of its assets in cash or the following liquid assets: money market instruments, shares of affiliated money market funds or high-quality debt obligations. During periods in which the Fund employs such a temporary defensive strategy, it will not be pursuing, and will not achieve, its investment objective. For cash management purposes, the Fund may also hold a portion of its assets in cash or such liquid assets.

PORTFOLIO TURNOVER. The Fund may actively trade securities in seeking to achieve its objective. Doing so may increase transaction costs, which may reduce performance. Active trading also may increase short-term gains and losses.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/Select Global Growth Fund is Wellington Management Company, LLP ("Wellington Management"). Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years.

As of December 31, 2004, Wellington Management had investment management authority with respect to approximately $470 billion in assets.

Andrew S. Offit, Senior Vice President and Partner of Wellington Management, has served as portfolio manager for the Fund since May 2004. Mr. Offit joined Wellington Management as an investment professional in 1997.

Jean-Marc Berteaux, Vice President of Wellington Management, has been involved in portfolio management and securities analysis for the Fund since May 2004. Mr. Berteaux joined Wellington Management as an investment professional in 2001. Prior to joining Wellington Management, Mr. Berteaux was an investment professional at John Hancock Funds (1998-2001).

The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed, and ownership of securities in the Fund.

JNL/SELECT LARGE CAP GROWTH FUND (formerly JNL/Janus Aggressive Growth Fund)21

INVESTMENT OBJECTIVE. The investment objective of the JNL/Select Large Cap Growth Fund is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio of common stocks of large U.S. companies selected for their growth potential. In selecting equity securities, the sub-adviser looks for companies with the ability to sustain growth at a faster pace than the market. The JNL/Select Large Cap Growth Fund may invest in companies of any size, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index. The Fund may invest up to 25% of its total assets in securities of foreign issuers and non-dollar securities. Foreign securities include (1) companies organized outside of the United States, (2) foreign governments and agencies or instrumentalities of foreign governments and
(3) issuers whose economic fortunes and risks are primarily linked with markets outside the United States. The sub-adviser selects securities for their capital growth potential; investment income is not a consideration. The key characteristics of growth companies favored by the Fund include a leadership position within the industry, a strong balance sheet, a high return on equity, accelerating earnings, growth in earnings per share, unrecognized or undervalued assets, and a strong management team. Securities may be sold for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising. To provide flexibility to take advantage of investment opportunities or to meet redemption requests or for temporary defensive purposes, the Fund may hold a portion of its asset in money market investments including repurchase agreements. Doing so may reduce the potential for appreciation in the Fund's portfolio.

The Fund may invest to a lesser degree in other types of securities, including preferred stock, warrants, convertible securities and debt securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o INVESTMENT STYLE RISK. The fund is subject to the risk that returns from large cap growth stocks will trail returns from the overall stock market. The fund uses a "growth" investing style. Some other funds use a "value" investing style. Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue and earnings. Value funds typically emphasize stocks whose prices are below-average in comparison to earnings and book value, although they may yield above-average dividends. In the past, over the long-term, the growth and value stock categories have had similar returns; however, each category sometimes outperforms the other. These periods, in the past, sometimes have lasted for several years.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

As of May 1, 2004, Wellington Management Company LLP ("Wellington Management") replaced Janus Capital Management LLC (Janus) as the sub-adviser to this Fund. Returns shown reflect the results achieved in part by the prior sub-adviser.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31
18.95%   12.67%   57.66%   94.43%   -20.97% -30.18%  -29.76%  35.46%   11.67%
[insert chart]
1996     1997     1998     1999     2000    2001     2002     2003     2004

In the periods shown in the chart, the Fund's highest quarterly return was 41.64% (4th quarter of 1999) and its lowest quarterly return was -24.01% (1st quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
-------------------------------------------------- ------------- -------------- -------------------
                                                      1 year        5 year        Life of Fund*
-------------------------------------------------- ------------- -------------- -------------------
JNL/Select Large Cap Growth Fund (Class A)             11.67%       -10.11%           12.03%
Russell 1000(R) Growth Index                            5.23%       -10.02%            7.46%
S&P 500 Index                                          10.88%        -2.29%           10.81%
-------------------------------------------------- ------------- -------------- -------------------

The Russell 1000 Growth Index is a broad-based, unmanaged index.
The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.
* The Fund began operations on May 15, 1995.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)]
---------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------- -----------------------
                                                                                   CLASS A
--------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------- -----------------------
Management/Administrative Fee*                                                       0.78%
--------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------- -----------------------
12b-1 Service Fee                                                                    0.20%
--------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------- -----------------------
Other Expenses                                                                       0.01%
--------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------- -----------------------
Total Fund Annual Operating Expenses                                                 0.99%
--------------------------------------------------------------------------- -----------------------

* This fee reflects a reduction in connection with the approval of Wellington as the new sub-adviser to the Fund. These estimates are based on the Fund's actual operating expenses for its most recently completed fiscal year, as adjusted for contractual changes.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

--------------------------------------------------------------------------- -----------------------
EXPENSE EXAMPLE                                                                    CLASS A
--------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------- -----------------------
1 Year                                                                                $101
--------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------- -----------------------
3 Years                                                                               $315
--------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------- -----------------------
5 Years                                                                               $547
--------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------- -----------------------
10 Years                                                                            $1,213
--------------------------------------------------------------------------- -----------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. SPECIAL SITUATIONS. The Fund may invest in "special situations" from time to time. A special situation arises when, in the opinion of the sub-adviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating special situations might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention. The impact of this strategy on the Fund will depend on the Fund's size and the extent of its holdings of special situation issuers relative to total net assets.

TEMPORARY DEFENSIVE POSITION. In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a portion of its assets in cash or the following liquid assets: money market instruments, shares of affiliated money market funds or high-quality debt obligations. During periods in which the Fund employs such a temporary defensive strategy, it will not be pursuing, and will not achieve, its investment objective. For cash management purposes, the Fund may also hold a portion of its assets in cash or such liquid assets.

PORTFOLIO TURNOVER. The Fund may actively trade securities in seeking to achieve its objective. Doing so may increase transaction costs, which may reduce performance. Active trading also may increase short-term gains and losses.

DERIVATIVES. The Fund may use derivative instruments, such as futures contracts, options, and forward currency contracts, for hedging or as a means of enhancing return. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's sub-adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/Select Large Cap Growth Fund is Wellington Management Company, LLP ("Wellington Management"). Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years.

As of December 31, 2004, Wellington Management had investment management authority with respect to approximately $470 billion in assets.

John A. Boselli, CFA, Senior Vice President and Partner of Wellington Management, has served as portfolio manager for the Fund since May 2004. Mr. Boselli joined Wellington Management as an investment professional in 2002. Prior to joining Wellington Management, he was with Putnam Investments Inc., for six years (1996 - 2002) as a Managing Director in the Global Equity Research Group. He holds the Chartered Financial Analyst designation.

Andrew J. Shilling, CFA, Senior Vice President and Partner of Wellington Management, has been involved in portfolio management and securities analysis for the Fund since May 2004. Mr Shilling joined Wellington Management as an investment professional in 1994.

The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed, and ownership of securities in the Fund.

JNL/SELECT MONEY MARKET FUND (formerly JNL/PPM America Money Market Fund)

INVESTMENT OBJECTIVE. The investment objective of the JNL/Select Money Market Fund is to achieve as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity by investing in high quality, short-term money market instruments.

PRINCIPAL INVESTMENT STRATEGIES. The Fund invests in high-quality, U.S. dollar-denominated money market instruments that mature in 397 days or less. The Fund primarily invests in money market instruments rated in one of the two highest short-term credit rating categories, including:

     o Obligations issued or guaranteed as to principal and interest by the U.S. government, its agencies and instrumentalities or by state and local governments;

     o Obligations, such as time deposits, certificates of deposit and bankers acceptances, issued by U.S. and foreign banks and other lending institutions;

     o Commercial paper and other short-term obligations of U.S. and foreign issuers (including asset-backed securities);

     o Obligations issued or guaranteed by foreign governments or any of their political subdivisions, agencies or instrumentalities, including obligations of supranational entities; and

     o Repurchase agreements on obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

The sub-adviser's investment approach combines top-down analysis with fundamental bottom-up security selection. The manager considers factors such as the anticipated level of interest rates and the maturity of individual securities to determine the Fund's overall weighted average maturity. The overall weighted average maturity of the Fund's investments is 90 days or less.

The sub-adviser manages the Fund to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, including those as to quality, diversification and maturity. The Fund may invest more than 25% of its assets in the U.S. banking industry.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, you could lose money by investing in the Fund. While the Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund itself. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Fixed income securities in general are subject to credit risk and market risk. Credit risk is the actual or perceived risk that the issuer of the security will not pay the interest and principal payments when due. The value of a security typically declines if the issuer's credit quality deteriorates. Market risk, also known as interest rate risk, is the risk that interest rates will rise and the value of the securities, including those held by the Fund, will fall. A broad-based market drop may also cause a security's price to fall.

     o RISK OF INVESTMENT IN BANKING INDUSTRY. Because the Fund may invest more than 25% of total assets in securities issued by U.S. banks, its performance could be affected by factors influencing the health of the banking industry. These may include economic trends, industry competition and governmental actions, as well as factors affecting the financial stability of borrowers. The bank securities in which the Fund may invest typically are not insured by the federal government. Securities that do not represent deposits have lower priority in the bank's capital structure than those that do. This lower priority means that, in the event of insolvency of the bank that issued the security, the security could become worth less than the Fund paid for it.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

As of October 4, 2004, Wellington Management Company, LLP replaced PPM America, Inc. as the sub-adviser to the Fund. Returns shown reflect the results achieved in part by the prior sub-adviser.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31
4.87%         5.01%  4.99%   4.67%    5.83%    3.45%    1.07%    0.46%   0.78%
[insert chart]
1996          1997   1998    1999     2000     2001     2002     2003    2004

In the periods shown in the chart, the Fund's highest quarterly return was 1.50% (4th quarter of 2000) and its lowest quarterly return was 0.09% (3rd and 4th quarter of 2003).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
-------------------------------------------------- ------------ -------------- -------------------
                                                     1 year        5 year        Life of Fund*
-------------------------------------------------- ------------ -------------- -------------------
JNL/Select Money Market Fund (Class A)                 0.78%         2.29%            3.55%
Merrill Lynch Treasury Bill Index (3 month)            1.33%         2.95%            3.94%
-------------------------------------------------- ------------ -------------- -------------------

The 7-day yield of the Fund on December 31, 2004, was 1.63%. The Merrill Lynch
Treasury Bill Index is a broad-based unmanaged index.
* The Fund began operations on May 15, 1995.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------- ----------------------
                                                                                    CLASS A
---------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------- ----------------------
Management/Administrative Fee                                                         0.40%
---------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------- ----------------------
12b-1 Service Fee                                                                     0.20%
---------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------- ----------------------
Other Expenses                                                                        0.01%
---------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------- ----------------------
Total Fund Annual Operating Expenses                                                  0.61%
---------------------------------------------------------------------------- ----------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

---------------------------------------------------------------------------- ----------------------
EXPENSE EXAMPLE                                                                     CLASS A
---------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------- ----------------------
1 Year                                                                                $62
---------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------- ----------------------
3 Years                                                                              $195
---------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------- ----------------------
5 Years                                                                              $340
---------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------- ----------------------
10 Years                                                                             $762
---------------------------------------------------------------------------- ----------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER. The sub-adviser to the JNL/Select Money Market Fund is Wellington Management Company, LLP ("Wellington Management"). Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2004, Wellington Management had investment management authority with respect to approximately $470 billion in assets.

JNL/SELECT VALUE FUND (formerly JNL/PPM America Value Fund)

INVESTMENT OBJECTIVE. The investment objective of the JNL/Select Value Fund is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to meet its objective by investing under normal circumstances at least 65% of its total assets in common stocks of domestic companies. Although the Fund may invest in companies with a broad range of market capitalizations, the Fund will tend to focus on companies with large market capitalizations (generally above $3 billion). The Fund may invest up to 20% of its total assets in the securities of foreign issuers. Foreign securities include (1) companies organized outside of the United States,
(2) foreign governments and agencies or instrumentalities of foreign governments and (3) issuers whose economic fortunes and risks are primarly linked with markets outside the United States. Using a value approach, the Fund seeks to invest in stocks that are underpriced relative to other stocks. The Fund's investment approach is based on the fundamental analysis of companies with large market capitalizations and estimated below-average valuation ratios. Fundamental analysis may include the assessment of company-specific factors such as its business environment, management quality, financial statements and outlook, dividends and other related measures of value. The typical purchase candidate may be characterized as an overlooked or misunderstood company with sound fundamentals. Holdings are frequently in viable, growing businesses with solid financial strength in industries that are temporarily out of favor and under-researched by institutions, but provide the potential for above-average total returns and sell at below-average estimated price-to-earnings multiples. The sub-adviser relies on stock selection to achieve its results, rather than trying to time market fluctuations. Limited consideration is given to macroeconomic analysis in establishing sector and industry weightings.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose all or a portion of your money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks of U.S. companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o VALUE INVESTING RISK. With a value approach, there is also the risk that stocks may remain undervalued during a given period, or that a stock judged to be undervalued may in fact be appropriately priced. This may happen because value stocks as a category lose favor with investors compared to growth stocks or because the manager failed to anticipate which stocks or industries would benefit from changing market or economic conditions. A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value or the factors that the manager believes will increase the price of the security do not occur.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to broad-based indices since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

As of October 4, 2004, Wellington Management Company, LLP replaced PPM America, Inc. as the sub-adviser to the Fund. Returns shown reflect the results achieved in part by the prior sub-adviser.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31
34.80%            14.77%
[insert chart]
2003              2004

In the periods shown in the chart, the Fund's highest quarterly return was 19.83% (2nd quarter of 2003) and its lowest quarterly return was 0.32% (3rd quarter of 2004).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
  ---------------------------------------------------------- --------------------- ------------------
                                                                    1 year           Life of Fund*
  ---------------------------------------------------------- --------------------- ------------------
  JNL/Select Value Fund (Class A)                                    14.77%                26.40%
  Russell 1000 Value Index                                           13.70%                21.85%
  S&P 500 Barra Value Index                                          15.69%                25.69%
  ---------------------------------------------------------- --------------------- ------------------

The Russell 1000 Value Index is a broad-based, unmanaged index. The S&P 500
Barra Value Index is a broad-based, unmanaged index.
* The Fund began operations on September 30, 2002.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------ --------------------
                                                                                     CLASS A
------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------ --------------------
Management/Administrative Fee                                                          0.65%
------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------ --------------------
12b-1 Service Fee                                                                      0.20%
------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------ --------------------
Other Expenses                                                                         0.01%
------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------ --------------------
Total Fund Annual Operating Expenses                                                   0.86%
------------------------------------------------------------------------------ --------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

----------------------------------------------------------------------------- ---------------------
EXPENSE EXAMPLE                                                                     CLASS A
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
1 Year                                                                                 $88
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
3 Years                                                                               $274
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
5 Years                                                                               $477
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
10 Years                                                                            $1,061
----------------------------------------------------------------------------- ---------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The Fund may hold cash or cash equivalents such as high quality money market instruments pending investment and to retain flexibility in meeting redemptions and paying expenses. Certain investments and investment techniques have additional risks, such as the potential use of leverage by the Fund through borrowings, securities lending and other investment techniques.

TEMPORARY DEFENSIVE POSITION. The Fund may adopt a temporary defensive position, such as investing up to all of its assets in cash or cash equivalents, during adverse market, economic or other circumstances that the sub-adviser believes require immediate action to avoid losses. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/Select Value Fund is Wellington Management Company, LLP ("Wellington Management"). Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2004, Wellington Management had investment management authority with respect to approximately $470 billion in assets.

Karen H. Grimes, CFA, has served as portfolio manager for the Fund since October 2004. Ms. Grimes is a Vice President of Wellington Management and has been an investment professional with the firm since 1995.

John R. Ryan, CFA, Senior Vice President and Managing Partner of Wellington Management, has been involved in portfolio management and securities analysis for the Fund since October 2004. Mr. Ryan joined Wellington Management as an investment professional in 1981.

The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed, and ownership of securities in the Fund.

JNL/T. ROWE PRICE ESTABLISHED GROWTH FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/T. Rowe Price Established Growth Fund is long-term growth of capital and increasing dividend income.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing primarily in common stocks. The Fund concentrates its investments in growth companies. The sub-adviser seeks investments in companies that have the ability to pay increasing dividends through strong cash flow. The sub-adviser generally looks for companies with an above-average rate of earnings growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. The sub-adviser believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price. While the Fund invests principally in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures and options, in keeping with Fund objectives. The Fund may invest up to 30% of its total assets (excluding reserves) in foreign securities.

In pursuing its investment objective, the Fund's sub-adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Fund's sub-adviser believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests primarily in equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o DERIVATIVES RISK. Investing in derivative instruments, such as options, futures contracts, hybrids, forward currency contracts, indexed securities and asset-backed securities, involves special risks. In order to realize the desired result from the investment, the Fund's sub-adviser must correctly predict price movements, during the life of a derivative, or of the underlying asset. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, effective May 2, 2005, the Fund was combined with JNL/Alliance Capital Growth Fund, with the Fund as the surviving Fund. The performance shown is the Fund's historic performance and does not reflect the performance of the JNL/Alliance Capital Growth Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31
22.59%   29.47%   27.78%   21.77%   -0.34%  -10.23%  -23.33%  3.054%   9.89%
[insert chart]
1996     1997     1998     1999     2000    2001     2002     2003     2004

In the periods shown in the chart, the Fund's highest quarterly return was 23.36% (4th quarter of 1998) and its lowest quarterly return was -15.30% (3rd quarter of 2002).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
---------------------------------------------- ---------------- -------------- ------------------
                                                   1 year          5 year        Life of Fund*
---------------------------------------------- ---------------- -------------- ------------------
JNL/T. Rowe Price Established Growth Fund
(Class A)                                            9.89%          -0.32%           11.88%
S&P 500 Index                                       10.88%          -2.29%           10.81%
---------------------------------------------- ---------------- -------------- ------------------

The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.
* The Fund began operations on May 15, 1995.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------- ---------------------
                                                                                    CLASS A
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
Management/Administrative Fee*                                                        0.70%
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
12b-1 Service Fee                                                                     0.20%
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
Other Expenses                                                                        0.01%
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
Total Fund Annual Operating Expenses                                                  0.91%
----------------------------------------------------------------------------- ---------------------

* A reduction in the advisory fee took place on January 1, 2005. These estimates are based on the Fund's actual operating expenses for its most recently completed fiscal year, as adjusted for contractual changes.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

----------------------------------------------------------------------------- ---------------------
EXPENSE EXAMPLE                                                                     CLASS A
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
1 Year                                                                                  $93
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
3 Years                                                                                $290
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
5 Years                                                                                $504
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
10 Years                                                                             $1,120
----------------------------------------------------------------------------- ---------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The JNL/T. Rowe Price Established Growth Fund invests most of its assets in common stocks of U.S. companies. However, the Fund may invest in other securities, including foreign securities, convertible securities, warrants, preferred stocks and corporate and government debt obligations, in keeping with Fund objectives.

The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

A Fund's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/T. Rowe Price Established Growth Fund is T. Rowe Price Associates, Inc. (T. Rowe), located at 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe was founded in 1937. T. Rowe and its affiliates provide investment advisory services to individual and institutional investor accounts. T. Rowe is a wholly owned subsidiary of T. Rowe Price Group, Inc., a publicly traded company the principal business of which is investment management services.

The Fund has an Investment Advisory Committee. Robert W. Smith, as Committee Chairman, is responsible for the day-to-day management of the Fund and works with the Committee in developing and executing the Fund's investment program. He is a Vice President of T. Rowe Price Group, Inc., T. Rowe Price Associates, Inc., and T. Rowe Price International, Inc. He is also a Portfolio Manager in the Equity Division. Bob serves as President and Investment Advisory Committee Chairman of the Growth Stock Fund. Bob is also a Vice President and Investment Advisory Committee member of the Blue Chip Growth Fund, Global Stock Fund, Emerging Europe & Mediterranean Fund, Emerging Markets Stock Fund, European Stock Fund, International Discovery Fund, International Growth & Income Fund, Media & Telecommunications Fund, and New America Growth Fund. Bob joined the firm in 1992 as a Research Analyst and previously served for five years as an Investment Analyst for Massachusetts Financial Services. Bob earned a B.S. in Finance and Economics from the University of Delaware and an M.B.A. from the Darden Graduate School of Business, University of Virginia.

The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of securities in the Fund.

JNL/T. ROWE PRICE MID-CAP GROWTH FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/T. Rowe Price Mid-Cap Growth Fund is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes), under normal circumstances, in a broadly diversified portfolio of common stocks of medium-sized (mid-capitalization) companies whose earnings the sub-adviser expects to grow at a faster rate than the average company. The sub-adviser defines mid-capitalization companies as those whose market capitalization, at the time of acquisition by the Fund, falls within the capitalization range of companies in the S&P MidCap 400 Index or the Russell Midcap(R) Growth Index - as of December 31, 2004, generally between $344.4 million and $34.5 billion. The market cap at companies in the Fund's portfolio and the S&P MidCap 400 and the Russell Midcap(R) Growth indices changes over time. However, the Fund will not automatically sell or cease to purchase stock of a company it already owns just because the company's market capitalization grows or falls outside this range. In addition, the Fund on occasion will purchase stock of some larger and smaller companies that have qualities consistent with the portfolio's core characteristics but whose market capitalization is outside the capitalization range of mid-cap companies.

Stock selection is based on a combination of fundamental bottom-up analysis and top-down quantitative strategies in an effort to identify companies with superior long-term appreciation prospects. Proprietary quantitative models are used to identify, measure and evaluate the characteristics of companies in the mid-cap growth sector that can influence stock returns. In addition, a portion of the portfolio will be invested using T. Rowe Price's fundamental research. The Portfolio will be broadly diversified, and this helps to mitigate the downside risk attributable to any single poorly-performing security.

As sub-adviser to the Fund, T. Rowe Price generally selects stocks using a growth approach and looks for companies that have:

     >> A demonstrated ability to consistently increase revenues, earnings and cash flow;

     >>   Capable management;

     >> Attractive business niches and operate in industries experiencing increasing demand;

     >>   A sustainable competitive advantage;

     >>   Proven products or services; or

     >>   Stock prices that appear to undervalue their growth prospects.

In pursuing its investment objective, the Fund's sub-adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Fund's sub-adviser believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

     o MID-CAP INVESTING RISK. Stocks of mid-capitalization companies entail greater risk and are usually more volatile than shares of larger companies. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31
23.47%     18.21% 21.49%  24.01%  7.16%   -1.49%   -21.93%  38.60%   18.03%
[insert chart]
1996       1997   1998    1999    2000    2001     2002     2003     2004

In the periods shown in the chart, the Fund's highest quarterly return was 27.05% (4th quarter of 1998) and its lowest quarterly return was -19.54% (3rd quarter of 2002).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
--------------------------------------------- --------------- --------------- ------------------
                                                  1 year          5 year        Life of Fund*
--------------------------------------------- --------------- --------------- ------------------
JNL/T. Rowe Price Mid-Cap Growth Fund
(Class A)                                          18.03%         6.15%           14.95%
S&P MidCap 400 Index                               16.49%         9.53%           15.09%
Russell MidCap(R) Index                            18.37%         5.97%           11.57%
--------------------------------------------- --------------- --------------- ------------------

The S&P MidCap 400 Index and the Russell MidCap(R) Index are broad-based, unmanaged indices.
* The Fund began operations on May 15, 1995.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------ --------------------
                                                                                     CLASS A
------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------ --------------------
Management/Administrative Fee                                                          0.81%
------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------ --------------------
12b-1 Service Fee                                                                      0.20%
------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------ --------------------
Other Expenses                                                                         0.01%
------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------ --------------------
Total Fund Annual Operating Expenses                                                   1.02%
------------------------------------------------------------------------------ --------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------ --------------------
EXPENSE EXAMPLE                                                                      CLASS A
------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------ --------------------
1 Year                                                                                $104
------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------ --------------------
3 Years                                                                               $325
------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------ --------------------
5 Years                                                                               $563
------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------ --------------------
10 Years                                                                            $1,248
------------------------------------------------------------------------------ --------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The Fund may also invest in securities other than U.S. common stocks, including foreign securities, futures and options, convertible securities, and warrants, in keeping with Fund objectives.

The Fund may invest up to 25% of its assets (excluding reserves) in foreign securities. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

DERIVATIVES. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and hybrids, involves special risks. The Fund may use derivative instruments for hedging purposes and to maintain market exposure. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in securities prices. If the Fund uses futures and options, it is exposed to additional volatility and potential losses. In order to realize the desired result from the investment, the Fund's sub-adviser must correctly predict price movements, during the life of a derivative, or of the underlying asset. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

A Fund's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/T. Rowe Price Mid-Cap Growth Fund is T. Rowe Price Associates, Inc. (T. Rowe), located at 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe was founded in 1937. T. Rowe and its affiliates provide investment advisory services to individual and institutional investor accounts. T. Rowe is a wholly owned subsidiary of T. Rowe Price Group, Inc., a publicly traded company the principal business of which is investment management services.

The Fund has an Investment Advisory Committee co-chaired by Brian W.H. Berghuis and Donald J. Peters. Brian W.H. Berghuis, CFA, is Co-Chairman of the Investment Advisory Committee for the JNL/T. Rowe Price Mid-Cap Growth Fund. He is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc., and a Portfolio Manager in the Equity Division. He is President of the Mid-Cap Growth Fund and Chairman of the fund's Investment Advisory Committee. Brian is also a Vice President and Investment Advisory Committee member of the New Horizons Fund and New America Growth Fund. He joined the firm in 1985. Brian earned an A.B. from Princeton University and an M.B.A. from Harvard Business School. He is a past President of the Baltimore Security Analysts Society. Brian has also earned the Chartered Financial Analyst accreditation.

Don Peters is Co-Chairman of the Investment Advisory Committee for the JNL/T. Rowe Price Mid-Cap Growth Fund. He is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc., and a Portfolio Manager in the Equity Division. He is a portfolio manager for major institutional relationships and the Diversified Mid-Cap Growth Fund, Tax-Efficient Growth Fund, Tax-Efficient Multi-Cap Growth Fund and the equity portion of the Tax-Efficient Balanced Fund. Prior to joining the firm in 1993, he was a Portfolio Manager for Geewax, Terker and Company. Don is a former naval officer and was interviewed and selected by Admiral Hyman G. Rickover to work on his headquarters staff for the Navy's nuclear propulsion program. He earned a B.A., summa cum laude, in Economics from Tulane University and an M.B.A. in Finance from the Wharton School, University of Pennsylvania.

The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of securities in the Fund.

JNL/T. ROWE PRICE VALUE FUND22

INVESTMENT OBJECTIVE. The investment objective of the JNL/T. Rowe Price Value Fund is to provide long-term capital appreciation by investing in common stocks believed to be undervalued. Income is a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES. In taking a value approach to investment selection, at least 65% of total assets will be invested in common stocks the Fund's sub-adviser regards as undervalued. Stock holdings are expected to consist primarily of large-company issues, but may also include mid-cap and small-cap companies. The sub-adviser's research team seeks to identify companies that appear to be undervalued by various measures and may be temporarily out of favor, but have good prospects for capital appreciation. In selecting investments, the sub-adviser generally looks for the following:

     o low price/earnings, price/book value, or price/cash flow ratios relative to the S&P 500 Index, the company's peers, or its own historic norm;

     o    low stock price relative to a company's underlying asset values;

     o    a plan to improve the business through restructuring; and

     o    a sound balance sheet and other positive financial characteristics.

The Fund may invest up to 25% of its total assets (excluding reserves) in foreign securities.

In pursuing its investment objective, the Fund's sub-adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Fund's sub-adviser believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall. Investing in small- and medium-company stocks generally involves greater risks, and they are typically more volatile than larger, more established ones.

     o VALUE INVESTING RISK. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. The Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other types of stock funds. A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value or the factors that the manager believes will increase the price of the security do not occur.

     o SMALL CAP INVESTING RISK. The prices of equity securities of smaller companies may fluctuate more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for the portfolio to sell securities at a desirable price. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

     o FOREIGN INVESTING RISK. The Fund may invest up to 25% of its total assets (excluding reserves) in foreign securities. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o MID-CAP INVESTING RISK. Stocks of mid-capitalization companies entail greater risk and are usually more volatile than shares of larger companies. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31
0.78%             -16.84%           29.97%           15.12%
[insert chart]
2001              2002              2003             2004

In the periods shown in the chart, the Fund's highest quarterly return was 17.89% (2nd quarter of 2003) and its lowest quarterly return was -18.88% (3rd quarter of 2002).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
----------------------------------------------------------- ------------------ -------------------
                                                                 1 year          Life of Fund*
----------------------------------------------------------- ------------------ -------------------
JNL/T. Rowe Price Value Fund (Class A)                           15.12%             7.65%
Russell 1000 Value Index                                         13.70%             3.19%
----------------------------------------------------------- ------------------ -------------------

The Russell 1000 Value Index is a broad-based, unmanaged index.
* The Fund began operations on May 1, 2000.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------- ------------------
                                                                                      CLASS A
-------------------------------------------------------------------------------- ------------------
-------------------------------------------------------------------------------- ------------------
Management/Administrative Fee*                                                           0.77%
-------------------------------------------------------------------------------- ------------------
-------------------------------------------------------------------------------- ------------------
12b-1 Service Fee                                                                        0.20%
-------------------------------------------------------------------------------- ------------------
-------------------------------------------------------------------------------- ------------------
Other Expenses                                                                           0.01%
-------------------------------------------------------------------------------- ------------------
-------------------------------------------------------------------------------- ------------------
Total Fund Annual Operating Expenses                                                     0.98%
-------------------------------------------------------------------------------- ------------------

* A reduction in the advisory fee took place on January 1, 2005. These estimates are based on the Fund's actual operating expenses for its most recently completed fiscal year, as adjusted for contractual changes.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------- -------------------
EXPENSE EXAMPLE                                                                      CLASS A
------------------------------------------------------------------------------- -------------------
------------------------------------------------------------------------------- -------------------
1 Year                                                                                  $100
------------------------------------------------------------------------------- -------------------
------------------------------------------------------------------------------- -------------------
3 Years                                                                                 $312
------------------------------------------------------------------------------- -------------------
------------------------------------------------------------------------------- -------------------
5 Years                                                                                 $542
------------------------------------------------------------------------------- -------------------
------------------------------------------------------------------------------- -------------------
10 Years                                                                              $1,201
------------------------------------------------------------------------------- -------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. OTHER INVESTMENTS. Although the Fund will invest primarily in common stocks, the Fund may invest in any type of security or instrument (including certain potentially high-risk derivatives) whose investment characteristics are consistent with the Fund's investment program. These may include:

     o    futures and options

     o    preferred stocks

     o    convertible securities and warrants

     o    fixed  income   securities,   including  lower  quality   (high-yield,
          high-risk bonds) commonly referred to as "junk bonds" (up to 10% of total assets)

     o hybrid instruments (up to 10% of total assets) which combine the characteristics of securities, futures and options

     o    private placements.

DERIVATIVES. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and hybrids, involves special risks. The Fund may use derivative instruments for hedging purposes and to maintain market exposure. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in securities prices. If the Fund uses futures and options, it is exposed to additional volatility and potential losses. In order to realize the desired result from the investment, the Fund's sub-adviser must correctly predict price movements, during the life of a derivative, or of the underlying asset. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

A Fund's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/T. Rowe Price Value Fund is T. Rowe Price Associates, Inc. (T. Rowe), located at 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe was founded in 1937. T. Rowe and its affiliates provide investment advisory services to individual and institutional investor accounts. T. Rowe is a wholly owned subsidiary of T. Rowe Price Group, Inc., a publicly traded company the principal business of which is investment management services.

The Fund has an Investment Advisory Committee. John Linehan, CFA, is Chairman of the Investment Advisory Committee for the JNL/T. Rowe Price Value Fund. He is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc. He is also a Portfolio Manager in the Equity Division. John is President of the Value Fund and Chairman of the fund's Investment Advisory Committee. He also co-manages several of the firm's separate account portfolios as a member of the Large-Cap Strategy Team and is the Lead Portfolio Manager for the SICAV U.S. Large-Cap Value Equity Fund. In addition, John is also a Vice President and member of the Investment Advisory Committee of the Equity Income Fund and the New Era Fund and a Vice President of the Capital Appreciation Fund. John joined the firm in 1998 and has nine years of previous investment experience at Bankers Trust and E.T. Petroleum. He earned a B.A. from Amherst College and an M.B.A. from Stanford University where he was the Henry Ford II Scholar, an Arjay Miller Scholar, and the winner of the Alexander A. Robichek Award in Finance. He has also earned the Chartered Financial Analyst accreditation.

The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed, and ownership of securities in the Fund.

JNL/S&P MANAGED CONSERVATIVE FUND

INVESTMENT   OBJECTIVE.   The  investment   objective  of  the  JNL/S&P  Managed
Conservative Fund is capital growth and current income.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing in Class A shares of a diversified group of other Funds (Underlying Funds). The Underlying Funds in which the JNL/S&P Managed Conservative Fund may invest are a part of the JNL Series Trust and the JNL Variable Fund LLC.

JNL SERIES TRUST

JNL/AIM Large Cap Growth Fund                       JNL/Mellon Capital Management Bond Index Fund
JNL/AIM Real Estate Fund                            JNL/Mellon Capital Management Enhanced S&P 500
JNL/AIM Small Cap Growth Fund                       Stock Index Fund
JNL/Alger Growth Fund                               JNL/Oppenheimer Global Growth Fund
JNL/Eagle Core Equity Fund                          JNL/Oppenheimer Growth Fund
JNL/Eagle SmallCap Equity Fund                      JNL/PIMCO Total Return Bond Fund
JNL/FMR Balanced Fund                               JNL/Putnam Equity Fund
JNL/FMR Capital Growth Fund                         JNL/Putnam Midcap Growth Fund
JNL/Franklin Templeton Small Cap Value Fund         JNL/Putnam Value Equity Fund
JNL/Goldman Sachs Mid Cap Value Fund                JNL/Salomon Brothers High Yield Bond Fund
JNL/JPMorgan International Equity Fund              JNL/Salomon Brothers Strategic Bond Fund
JNL/JPMorgan International Value Fund               JNL/Salomon Brothers U.S. Government & Quality
JNL/Lazard Mid Cap Value Fund                       Bond Fund
JNL/Lazard Small Cap Value Fund                     JNL/Select Balanced Fund
JNL/Mellon Capital Management S&P 500 Index Fund    JNL/Select Global Growth Fund
JNL/Mellon Capital Management S&P 400 MidCap        JNL/Select Large Cap Growth Fund
Index Fund                                          JNL/Select Money Market Fund
JNL/Mellon Capital Management Small Cap Index Fund  JNL/Select Value Fund
JNL/Mellon Capital Management International Index   JNL/T. Rowe Price Established Growth Fund
Fund                                                JNL/T. Rowe Price Mid-Cap Growth Fund
                                                    JNL/T. Rowe Price Value Fund


JNL VARIABLE FUND LLC

JNL/Mellon Capital Management JNL 5 Fund
JNL/Mellon Capital Management VIP Fund
JNL/Mellon Capital Management Communications Sector Fund
JNL/Mellon Capital Management Consumer Brands Sector Fund
JNL/Mellon Capital Management Financial Sector Fund
JNL/Mellon Capital Management Healthcare Sector Fund
JNL/Mellon Capital Management Oil & Gas Sector Fund
JNL/Mellon Capital Management Technology Sector Fund

The Fund seeks to achieve capital growth through its investments in Underlying Funds that invest primarily in equity securities. These investments may include Funds that invest in stocks of large established companies as well as those that invest in stocks of smaller companies with above-average growth potential.

The Fund seeks to achieve current income through its investments in Underlying Funds that invest primarily in fixed-income securities. These investments may include Underlying Funds that invest in foreign bonds denominated in currencies other than U.S. dollars as well as Underlying Funds that invest exclusively in bonds of U.S. issuers. The Fund may invest in Underlying Funds that invest exclusively in investment-grade securities, as well as Underlying Funds that invest in high-yield, high-risk bonds, commonly referred to as "junk bonds."

Under normal circumstances, the Fund allocates approximately 10% to 30% of its assets to Underlying Funds that invest primarily in equity securities, 50% to 80% to Underlying Funds that invest primarily in fixed-income securities and 0% to 30% to Underlying Funds that invest primarily in money market funds. Within these three asset classes, the Fund remains flexible with respect to the percentage it will allocate among Underlying Funds.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. Since the Fund concentrates its investments in shares of the Underlying Funds, its performance is directly related to the ability of the Underlying Funds to meet their respective investment objectives, as well as the sub-adviser's allocation among the Underlying Funds. Accordingly, a variety of factors may influence the performance of the Fund, such as:

     o MARKET RISK. Because the Fund invests indirectly in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by an Underlying Funds, will fall. A broad-based market drop may also cause a bond's price to fall.

     o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information, more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause an Underlying Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that an Underlying Fund invests in bonds issued by a foreign government, that Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

     o EMERGING MARKETS RISK. The Fund may invest a portion of its assets in one or more Underlying Funds that hold securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

     o HIGH-YIELD/HIGH-RISK BONDS. Lower-rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, an Underlying Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of an Underlying Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o NON-DIVERSIFICATION. The Fund is "non-diversified." Under a definition provided by the Investment Company Act of 1940, as amended, non-diversified funds may invest in fewer assets, or in larger proportions of the assets of single companies or industries. Thus, the Fund may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund's total return and share price.

Because the Fund invests exclusively in the Underlying Funds, you should look elsewhere in this prospectus for the particular information about those Funds.

PERFORMANCE. The Performance of a Fund will vary from year to year. The Fund's performance figures will not reflect the deduction of any charges that are imposed under a variable annuity contract.

Performance for the Fund has not been included because the Fund has not been in operation for a full fiscal year as of December 31, 2004.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

-----------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
-----------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------- ---------------------
Management/Administrative Fee                                                          0.18%
------------------------------------------------------------------------------- ---------------------
------------------------------------------------------------------------------- ---------------------
Other Expenses                                                                         0.00%
------------------------------------------------------------------------------- ---------------------
------------------------------------------------------------------------------- ---------------------
Total Fund Annual Operating Expenses                                                   0.18%
------------------------------------------------------------------------------- ---------------------

As an investor in an Underlying Fund, the Fund also will bear its pro-rata portion of the operating expenses of that Underlying Fund, including Management and Administrative Fees, which are not reflected in the table immediately above, or in the Expense Example which follows. The total annual operating expenses of the Fund, including the operating expenses of the Underlying Funds in which it invests, could range from 0.78% to 1.35%.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate
Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

----------------------------------------------------------------------------- ---------------------
EXPENSE EXAMPLE
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
1 Year                                                                                $18
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
3 Years                                                                               $58
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
5 Years                                                                              $101
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
10 Years                                                                             $230
----------------------------------------------------------------------------- ---------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITION. When the sub-adviser believes that a temporary defensive position is desirable, the Fund may invest up to 100% of its assets in cash, cash equivalents or Underlying Funds that invest primarily in fixed-income securities. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive position may reduce the potential for appreciation of the Fund's portfolio.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser is Standard & Poor's Investment Advisory Services LLC ("SPIAS"), located at 55 Water Street, New York, New York 10041. SPIAS was established in 1995. SPIAS is a subsidiary of The McGraw-Hill Companies, Inc. ("McGraw-Hill"), a publicly traded company with interests in publishing, financial information and financial services. SPIAS is affiliated with Standard & Poor's ("S&P"), a division of McGraw-Hill. S&P is a provider of independent financial information, analytical services, and credit ratings to the global market place. In addition to SPIAS, S&P operates several affiliates that engage in other separate business activities, including a registered broker-dealer. S&P's other businesses are conducted separately and are subject to firewall restrictions. SPIAS operates independently of and has no access to analysis or other information supplied or obtained by S&P in connection with its ratings business, except to the extent such information is made available by S&P to the general public.

David J. Braverman, Peter K. Tsui and Joshua M. Harari share the primary responsibility for the day-to-day management of the Fund. David Braverman has been Vice President of SPIAS since June 2002. Mr. Braverman has served as Vice President of Standard & Poor's with responsibility for providing investment advice used for the development of new investment products as well as advisory relationships. He has worked for Standard & Poor's since 1985. Prior to that, Mr. Braverman worked for S&P's corporate parent for four years as an economist and as a cash management analyst in the Corporate Treasurer's office. Mr. Tsui has been a Senior Investment Officer since April 2001. Prior to 2001, Mr. Tsui worked at J.P. Morgan for 19 years. Mr. Harari has been a Senior Portfolio Officer since July 2002. From 2000 to 2002, Mr. Harari was a Vice President of Equities at Dresdner Kleinwort Wasserstein. Mr. Harari was employed at Standard & Poor's from 1986 to 2000. His duties included sharing primary responsibility for the day-to-day management of the JNL/S&P Funds from 1998 to 2000. Prior to 1998, Mr. Harari supervised S&P's industry equity analysts and covered the automotive and capital goods sectors.

The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of securities in the Fund.

JNL/S&P MANAGED MODERATE FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/S&P Managed Moderate Fund is to seek capital growth. Current income is a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objectives by investing in Class A shares of a diversified group of other Funds (Underlying Funds). The Underlying Funds in which the JNL/S&P Managed Moderate Fund may invest are a part of the JNL Series Trust and the JNL Variable Fund LLC.

JNL SERIES TRUST

JNL/AIM Large Cap Growth Fund                       JNL/Mellon Capital Management Bond Index Fund
JNL/AIM Real Estate Fund                            JNL/Mellon Capital Management Enhanced S&P 500
JNL/AIM Small Cap Growth Fund                       Stock Index Fund
JNL/Alger Growth Fund                               JNL/Oppenheimer Global Growth Fund
JNL/Eagle Core Equity Fund                          JNL/Oppenheimer Growth Fund
JNL/Eagle SmallCap Equity Fund                      JNL/PIMCO Total Return Bond Fund
JNL/FMR Balanced Fund                               JNL/Putnam Equity Fund
JNL/FMR Capital Growth Fund                         JNL/Putnam Midcap Growth Fund
JNL/Franklin Templeton Small Cap Value Fund         JNL/Putnam Value Equity Fund
JNL/Goldman Sachs Mid Cap Value Fund                JNL/Salomon Brothers High Yield Bond Fund
JNL/JPMorgan International Equity Fund              JNL/Salomon Brothers Strategic Bond Fund
JNL/JPMorgan International Value Fund               JNL/Salomon Brothers U.S. Government & Quality
JNL/Lazard Mid Cap Value Fund                       Bond Fund
JNL/Lazard Small Cap Value Fund                     JNL/Select Balanced Fund
JNL/Mellon Capital Management S&P 500 Index Fund    JNL/Select Global Growth Fund
JNL/Mellon Capital Management S&P 400 MidCap        JNL/Select Large Cap Growth Fund
Index Fund                                          JNL/Select Money Market Fund
JNL/Mellon Capital Management Small Cap Index Fund  JNL/Select Value Fund
JNL/Mellon Capital Management International Index   JNL/T. Rowe Price Established Growth Fund
Fund                                                JNL/T. Rowe Price Mid-Cap Growth Fund
                                                    JNL/T. Rowe Price Value Fund


JNL VARIABLE FUND LLC

JNL/Mellon Capital Management JNL 5 Fund
JNL/Mellon Capital Management VIP Fund
JNL/Mellon Capital Management Communications Sector Fund
JNL/Mellon Capital Management Consumer Brands Sector Fund
JNL/Mellon Capital Management Financial Sector Fund
JNL/Mellon Capital Management Healthcare Sector Fund
JNL/Mellon Capital Management Oil & Gas Sector Fund
JNL/Mellon Capital Management Technology Sector Fund

The Fund seeks to achieve capital growth through its investments in Underlying Funds that invest primarily in equity securities. These investments may include Underlying Funds that invest in stocks of large established companies as well as those that invest in stocks of smaller companies with above-average growth potential.

The Fund seeks to achieve current income through its investments in Underlying Funds that invest primarily in fixed-income securities. These investments may include Underlying Funds that invest in foreign bonds denominated in currencies other than U.S. dollars as well as Underlying Funds that invest exclusively in bonds of U.S. issuers. The Fund may invest in Underlying Funds that invest exclusively in investment-grade securities, as well as Underlying Funds that invest in high-yield, high-risk bonds, commonly referred to as "junk bonds."

Under normal circumstances, the Fund allocates approximately 30% to 50% of its assets to Underlying Funds that invest primarily in equity securities, 35% to 65% to Underlying Funds that invest primarily in fixed-income securities and 0-25% to Underlying Funds that invest primarily in money market funds. Within these asset classes, the Fund remains flexible with respect to the percentage it will allocate among particular Underlying Funds.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. Since the Fund concentrates its investments in shares of the Underlying Funds, its performance is directly related to the ability of the Underlying Funds to meet their respective investment objectives, as well as the sub-adviser's allocation among the Underlying Funds. Accordingly, a variety of factors may influence its performance, such as:

     o MARKET RISK. Because the Fund invests indirectly in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by an Underlying Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

     o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause an Underlying Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that an Underlying Fund invests in bonds issued by a foreign government, that Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

     o EMERGING MARKETS RISK. The Fund may invest a portion of its assets in one or more Underlying Funds that hold securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

     o HIGH-YIELD/HIGH-RISK BONDS. Lower-rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, an Underlying Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

     o CURRENCY RISK. The value of an Underlying Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Underlying Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o NON-DIVERSIFICATION. The Fund is "non-diversified." Under a definition provided by the Investment Company Act of 1940, as amended, non-diversified funds may invest in fewer assets, or in larger proportions of the assets of single companies or industries. Thus, the Fund may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund's total return and share price.

Because the Fund invests exclusively in the Underlying Funds, you should look elsewhere in this prospectus for the particular information about those Funds.

PERFORMANCE. The Performance of a Fund will vary from year to year. The Fund's performance figures will not reflect the deduction of any charges that are imposed under a variable annuity contract.

Performance for the Fund has not been included because the Fund has not been in operation for a full fiscal year as of December 31, 2004.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------- ----------------------
Management/Administrative Fee                                                           0.18%
------------------------------------------------------------------------------- ----------------------
------------------------------------------------------------------------------- ----------------------
Other Expenses                                                                          0.00%
------------------------------------------------------------------------------- ----------------------
------------------------------------------------------------------------------- ----------------------
Total Fund Annual Operating Expenses                                                    0.18%
------------------------------------------------------------------------------- ----------------------

As an investor in an Underlying Fund, the Fund also will bear its pro-rata portion of the operating expenses of that Underlying Fund, including Management and Administrative Fees, which are not reflected in the table immediately above, or in the Expense Example which follows. The total annual operating expenses of the Fund, including the operating expenses of the Underlying Funds in which it invests, could range from 0.78% to 1.35%.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate
Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

----------------------------------------------------------------------------- ----------------------
EXPENSE EXAMPLE
----------------------------------------------------------------------------- ----------------------
----------------------------------------------------------------------------- ----------------------
1 Year                                                                                 $18
----------------------------------------------------------------------------- ----------------------
----------------------------------------------------------------------------- ----------------------
3 Years                                                                                $58
----------------------------------------------------------------------------- ----------------------
----------------------------------------------------------------------------- ----------------------
5 Years                                                                               $101
----------------------------------------------------------------------------- ----------------------
----------------------------------------------------------------------------- ----------------------
10 Years                                                                              $230
----------------------------------------------------------------------------- ----------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITION. When the sub-adviser believes that a temporary defensive position is desirable, the Fund may invest up to 100% of its assets in cash, cash equivalents or Underlying Funds that invest primarily in fixed-income securities. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive position may reduce the potential for appreciation of the Fund's portfolio.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser is Standard & Poor's Investment Advisory Services LLC ("SPIAS"), located at 55 Water Street, New York, New York 10041. SPIAS was established in 1995. SPIAS is a subsidiary of The McGraw-Hill Companies, Inc. ("McGraw-Hill"), a publicly traded company with interests in publishing, financial information and financial services. SPIAS is affiliated with Standard & Poor's ("S&P"), a division of McGraw-Hill. S&P is a provider of independent financial information, analytical services, and credit ratings to the global market place. In addition to SPIAS, S&P operates several affiliates that engage in other separate business activities, including a registered broker-dealer. S&P's other businesses are conducted separately and are subject to firewall restrictions. SPIAS operates independently of and has no access to analysis or other information supplied or obtained by S&P in connection with its ratings business, except to the extent such information is made available by S&P to the general public.

David J. Braverman, Peter K. Tsui and Joshua M. Harari share the primary responsibility for the day-to-day management of the Fund. David Braverman has been Vice President of SPIAS since June 2002. Mr. Braverman has served as Vice President of Standard & Poor's with responsibility for providing investment advice used for the development of new investment products as well as advisory relationships. He has worked for Standard & Poor's since 1985. Prior to that, Mr. Braverman worked for S&P's corporate parent for four years as an economist and as a cash management analyst in the Corporate Treasurer's office. Mr. Tsui has been a Senior Investment Officer since April 2001. Prior to 2001, Mr. Tsui worked at J.P. Morgan for 19 years. Mr. Harari has been a Senior Portfolio Officer since July 2002. From 2000 to 2002, Mr. Harari was a Vice President of Equities at Dresdner Kleinwort Wasserstein. Mr. Harari was employed at Standard & Poor's from 1986 to 2000. His duties included sharing primary responsibility for the day-to-day management of the JNL/S&P Funds from 1998 to 2000. Prior to 1998, Mr. Harari supervised S&P's industry equity analysts and covered the automotive and capital goods sectors.

The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of securities in the Fund.

JNL/S&P MANAGED MODERATE GROWTH FUND (formerly JNL/S&P  Conservative Growth Fund
I)

INVESTMENT OBJECTIVE. The investment objective of the JNL/S&P Managed Moderate Growth Fund is capital growth and current income.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing in Class A shares of a diversified group of other Funds (Underlying Funds). The Underlying Funds in which the JNL/S&P Managed Moderate Growth Fund may invest are a part of the JNL Series Trust and the JNL Variable Fund LLC.

JNL SERIES TRUST

JNL/AIM Large Cap Growth Fund                       JNL/Mellon Capital Management Bond Index Fund
JNL/AIM Real Estate Fund                            JNL/Mellon Capital Management Enhanced S&P 500
JNL/AIM Small Cap Growth Fund                       Stock Index Fund
JNL/Alger Growth Fund                               JNL/Oppenheimer Global Growth Fund
JNL/Eagle Core Equity Fund                          JNL/Oppenheimer Growth Fund
JNL/Eagle SmallCap Equity Fund                      JNL/PIMCO Total Return Bond Fund
JNL/FMR Balanced Fund                               JNL/Putnam Equity Fund
JNL/FMR Capital Growth Fund                         JNL/Putnam Midcap Growth Fund
JNL/Franklin Templeton Small Cap Value Fund         JNL/Putnam Value Equity Fund
JNL/Goldman Sachs Mid Cap Value Fund                JNL/Salomon Brothers High Yield Bond Fund
JNL/JPMorgan International Equity Fund              JNL/Salomon Brothers Strategic Bond Fund
JNL/JPMorgan International Value Fund               JNL/Salomon Brothers U.S. Government & Quality
JNL/Lazard Mid Cap Value Fund                       Bond Fund
JNL/Lazard Small Cap Value Fund                     JNL/Select Balanced Fund
JNL/Mellon Capital Management S&P 500 Index Fund    JNL/Select Global Growth Fund
JNL/Mellon Capital Management S&P 400 MidCap        JNL/Select Large Cap Growth Fund
Index Fund                                          JNL/Select Money Market Fund
JNL/Mellon Capital Management Small Cap Index Fund  JNL/Select Value Fund
JNL/Mellon Capital Management International Index   JNL/T. Rowe Price Established Growth Fund
Fund                                                JNL/T. Rowe Price Mid-Cap Growth Fund
                                                    JNL/T. Rowe Price Value Fund


JNL VARIABLE FUND LLC

JNL/Mellon Capital Management JNL 5 Fund
JNL/Mellon Capital Management VIP Fund
JNL/Mellon Capital Management Communications Sector Fund
JNL/Mellon Capital Management Consumer Brands Sector Fund
JNL/Mellon Capital Management Financial Sector Fund
JNL/Mellon Capital Management Healthcare Sector Fund
JNL/Mellon Capital Management Oil & Gas Sector Fund
JNL/Mellon Capital Management Technology Sector Fund

The Fund seeks to achieve capital growth through its investments in Underlying Funds that invest primarily in equity securities. These investments may include Funds that invest in stocks of large established companies as well as those that invest in stocks of smaller companies with above-average growth potential.

The Fund seeks to achieve current income through its investments in Underlying Funds that invest primarily in fixed-income securities. These investments may include Underlying Funds that invest in foreign bonds denominated in currencies other than U.S. dollars as well as Underlying Funds that invest exclusively in bonds of U.S. issuers. The Fund may invest in Underlying Funds that invest exclusively in investment-grade securities, as well as Underlying Funds that invest in high-yield, high-risk bonds, commonly referred to as "junk bonds."

Under normal circumstances, the Fund allocates approximately 50% to 70% of its assets to Underlying Funds that invest primarily in equity securities, 20% to 50% to Underlying Funds that invest primarily in fixed-income securities and 0% to 20% to Underlying Funds that invest primarily in money market funds. Within these three asset classes, the Fund remains flexible with respect to the percentage it will allocate among Underlying Funds.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. Since the Fund concentrates its investments in shares of the Underlying Funds, its performance is directly related to the ability of the Underlying Funds to meet their respective investment objectives, as well as the sub-adviser's allocation among the Underlying Funds. Accordingly, a variety of factors may influence the performance of the Fund, such as:

     o MARKET RISK. Because the Fund invests indirectly in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by an Underlying Funds, will fall. A broad-based market drop may also cause a bond's price to fall.

     o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information, more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause an Underlying Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that an Underlying Fund invests in bonds issued by a foreign government, that Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

     o EMERGING MARKETS RISK. The Fund may invest a portion of its assets in one or more Underlying Funds that hold securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

     o HIGH-YIELD/HIGH-RISK BONDS. Lower-rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, an Underlying Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of an Underlying Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o NON-DIVERSIFICATION. The Fund is "non-diversified." Under a definition provided by the Investment Company Act of 1940, as amended, non-diversified funds may invest in fewer assets, or in larger proportions of the assets of single companies or industries. Thus, the Fund may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund's total return and share price.

Because the Fund invests exclusively in the Underlying Funds, you should look elsewhere in this prospectus for the particular information about those Funds.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to broad-based indices since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

Effective April 30, 2004, the Fund was combined with JNL/S&P Conservative Growth Fund and JNL/S&P Conservative Growth Fund II, with the Fund as the surviving fund. The performance shown is the Fund's historic performance, and does not reflect the performance of the acquired funds.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31
19.52%   -1.55%   -4.78%   -8.48%   17.75%  9.58%
[insert chart]
1999     2000     2001     2002     2003    2004

In the period shown in the chart, the Fund's highest quarterly return was 13.55% (4th quarter of 1999) and its lowest quarterly return was -8.04% (3rd quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
----------------------------------------------------- ------------- -------------- -----------------
                                                         1 year        5 year       Life of Fund*
----------------------------------------------------- ------------- -------------- -----------------
JNL/S&P Managed Moderate Growth Fund  (Class A)             9.58%       2.05%            4.96%
Lehman Brothers Aggregate Bond Index                        4.33%       7.70%            6.58%
S&P 500 Index                                              10.88%      -2.29%            2.81%
----------------------------------------------------- ------------- -------------- -----------------

The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices. The Lehman Brothers
Aggregate Bond Index is a broad-based, unmanaged index.
To create a more representative return comparison, 60% of the Fund's return is benchmarked to the S&P 500 and the remaining 40% of the Fund is benchmarked to the Lehman Brothers Aggregate Bond Index.
* The Fund began operations on April 9, 1998.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

----------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
----------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------- --------------------
Management/Administrative Fee                                                          0.17%
------------------------------------------------------------------------------- --------------------
------------------------------------------------------------------------------- --------------------
Other Expenses                                                                         0.01%
------------------------------------------------------------------------------- --------------------
------------------------------------------------------------------------------- --------------------
Total Fund Annual Operating Expenses                                                   0.18%
------------------------------------------------------------------------------- --------------------

As an investor in an Underlying Fund, the Fund also will bear its pro-rata portion of the operating expenses of that Underlying Fund, including Management and Administrative Fees, which are not reflected in the table immediately above, or in the Expense Example which follows. The total annual operating expenses of the Fund, including the operating expenses of the Underlying Funds in which it invests, could range from 0.78% to 1.35%.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------ ----------------------
EXPENSE EXAMPLE
------------------------------------------------------------------------------ ----------------------
------------------------------------------------------------------------------ ----------------------
1 Year                                                                                  $18
------------------------------------------------------------------------------ ----------------------
------------------------------------------------------------------------------ ----------------------
3 Years                                                                                 $58
------------------------------------------------------------------------------ ----------------------
------------------------------------------------------------------------------ ----------------------
5 Years                                                                                $101
------------------------------------------------------------------------------ ----------------------
------------------------------------------------------------------------------ ----------------------
10 Years                                                                               $230
------------------------------------------------------------------------------ ----------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITION. When the sub-adviser believes that a temporary defensive position is desirable, the Fund may invest up to 100% of its assets in cash, cash equivalents or Underlying Funds that invest primarily in fixed-income securities. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive position may reduce the potential for appreciation of the Fund's portfolio.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser is Standard & Poor's Investment Advisory Services LLC ("SPIAS"), located at 55 Water Street, New York, New York 10041. SPIAS was established in 1995. SPIAS is a subsidiary of The McGraw-Hill Companies, Inc. ("McGraw-Hill"), a publicly traded company with interests in publishing, financial information and financial services. SPIAS is affiliated with Standard & Poor's ("S&P"), a division of McGraw-Hill. S&P is a provider of independent financial information, analytical services, and credit ratings to the global market place. In addition to SPIAS, S&P operates several affiliates that engage in other separate business activities, including a registered broker-dealer. S&P's other businesses are conducted separately and are subject to firewall restrictions. SPIAS operates independently of and has no access to analysis or other information supplied or obtained by S&P in connection with its ratings business, except to the extent such information is made available by S&P to the general public.

David J. Braverman, Peter K. Tsui and Joshua M. Harari share the primary responsibility for the day-to-day management of the Fund. David Braverman has been Vice President of SPIAS since June 2002. Mr. Braverman has served as Vice President of Standard & Poor's with responsibility for providing investment advice used for the development of new investment products as well as advisory relationships. He has worked for Standard & Poor's since 1985. Prior to that, Mr. Braverman worked for S&P's corporate parent for four years as an economist and as a cash management analyst in the Corporate Treasurer's office. Mr. Tsui has been a Senior Investment Officer since April 2001. Prior to 2001, Mr. Tsui worked at J.P. Morgan for 19 years. Mr. Harari has been a Senior Portfolio Officer since July 2002. From 2000 to 2002, Mr. Harari was a Vice President of Equities at Dresdner Kleinwort Wasserstein. Mr. Harari was employed at Standard & Poor's from 1986 to 2000. His duties included sharing primary responsibility for the day-to-day management of the JNL/S&P Funds from 1998 to 2000. Prior to 1998, Mr. Harari supervised S&P's industry equity analysts and covered the automotive and capital goods sectors.

The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of securities in the Fund.

JNL/S&P MANAGED GROWTH FUND (formerly, JNL/S&P Moderate Growth Fund I)

INVESTMENT OBJECTIVE. The investment objective of the JNL/S&P Managed Growth Fund is to seek capital growth. Current income is a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objectives by investing in Class A shares of a diversified group of other Funds (Underlying Funds). The Underlying Funds in which the JNL/S&P Managed Growth Fund may invest are a part of the JNL Series Trust and the JNL Variable Fund LLC.

JNL SERIES TRUST

JNL/AIM Large Cap Growth Fund                       JNL/Mellon Capital Management Bond Index Fund
JNL/AIM Real Estate Fund                            JNL/Mellon Capital Management Enhanced S&P 500
JNL/AIM Small Cap Growth Fund                       Stock Index Fund
JNL/Alger Growth Fund                               JNL/Oppenheimer Global Growth Fund
JNL/Eagle Core Equity Fund                          JNL/Oppenheimer Growth Fund
JNL/Eagle SmallCap Equity Fund                      JNL/PIMCO Total Return Bond Fund
JNL/FMR Balanced Fund                               JNL/Putnam Equity Fund
JNL/FMR Capital Growth Fund                         JNL/Putnam Midcap Growth Fund
JNL/Franklin Templeton Small Cap Value Fund         JNL/Putnam Value Equity Fund
JNL/Goldman Sachs Mid Cap Value Fund                JNL/Salomon Brothers High Yield Bond Fund
JNL/JPMorgan International Equity Fund              JNL/Salomon Brothers Strategic Bond Fund
JNL/JPMorgan International Value Fund               JNL/Salomon Brothers U.S. Government & Quality
JNL/Lazard Mid Cap Value Fund                       Bond Fund
JNL/Lazard Small Cap Value Fund                     JNL/Select Balanced Fund
JNL/Mellon Capital Management S&P 500 Index Fund    JNL/Select Global Growth Fund
JNL/Mellon Capital Management S&P 400 MidCap        JNL/Select Large Cap Growth Fund
Index Fund                                          JNL/Select Money Market Fund
JNL/Mellon Capital Management Small Cap Index Fund  JNL/Select Value Fund
JNL/Mellon Capital Management International Index   JNL/T. Rowe Price Established Growth Fund
Fund                                                JNL/T. Rowe Price Mid-Cap Growth Fund
                                                    JNL/T. Rowe Price Value Fund


JNL VARIABLE FUND LLC

JNL/Mellon Capital Management JNL 5 Fund
JNL/Mellon Capital Management VIP Fund
JNL/Mellon Capital Management Communications Sector Fund
JNL/Mellon Capital Management Consumer Brands Sector Fund
JNL/Mellon Capital Management Financial Sector Fund
JNL/Mellon Capital Management Healthcare Sector Fund
JNL/Mellon Capital Management Oil & Gas Sector Fund
JNL/Mellon Capital Management Technology Sector Fund

The Fund seeks to achieve capital growth through its investments in Underlying Funds that invest primarily in equity securities. These investments may include Underlying Funds that invest in stocks of large established companies as well as those that invest in stocks of smaller companies with above-average growth potential.

The Fund seeks to achieve current income through its investments in Underlying Funds that invest primarily in fixed-income securities. These investments may include Underlying Funds that invest in foreign bonds denominated in currencies other than U.S. dollars as well as Underlying Funds that invest exclusively in bonds of U.S. issuers. The Fund may invest in Underlying Funds that invest exclusively in investment-grade securities, as well as Underlying Funds that invest in high-yield, high-risk bonds, commonly referred to as "junk bonds."

Under normal circumstances, the Fund allocates approximately 70% to 90% of its assets to Underlying Funds that invest primarily in equity securities, 5% to 30% to Underlying Funds that invest primarily in fixed-income securities and 0-15% to Underlying Funds that invest primarily in money market funds. Within these asset classes, the Fund remains flexible with respect to the percentage it will allocate among particular Underlying Funds.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. Since the Fund concentrates its investments in shares of the Underlying Funds, its performance is directly related to the ability of the Underlying Funds to meet their respective investment objectives, as well as the sub-adviser's allocation among the Underlying Funds. Accordingly, a variety of factors may influence its performance, such as:

     o MARKET RISK. Because the Fund invests indirectly in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by an Underlying Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

     o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause an Underlying Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that an Underlying Fund invests in bonds issued by a foreign government, that Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

     o EMERGING MARKETS RISK. The Fund may invest a portion of its assets in one or more Underlying Funds that hold securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

     o HIGH-YIELD/HIGH-RISK BONDS. Lower-rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, an Underlying Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

     o CURRENCY RISK. The value of an Underlying Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Underlying Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o NON-DIVERSIFICATION. The Fund is "non-diversified." Under a definition provided by the Investment Company Act of 1940, as amended, non-diversified funds may invest in fewer assets, or in larger proportions of the assets of single companies or industries. Thus, the Fund may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund's total return and share price.

Because the Fund invests exclusively in the Underlying Funds, you should look elsewhere in this prospectus for the particular information about those Funds.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to broad-based indices since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

Effective April 30, 2004, the Fund was combined with JNL/S&P Moderate Growth Fund and JNL/S&P Moderate Growth Fund II, with the Fund as the surviving fund. The performance shown is the Fund's historic performance, and does not reflect the performance of the acquired funds.

Effective October 4, 2004, the Fund was combined with JNL/S&P Core Index 100 Fund, with the Fund as the surviving fund. The performance shown is the Fund's historic performance, and does not reflect the performance of the acquired fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31
26.74%   -4.35%   -7.34%   -12.40%  21.73%  11.41%
[insert chart]
1999     2000     2001     2002     2003    2004

In the period shown in the chart, the Fund's highest quarterly return was 17.87% (4th quarter of 1999) and its lowest quarterly return was -11.27% (3rd quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
-------------------------------------------------- ---------------- ----------------- -------------------
                                                       1 year            5 year         Life of Fund*

-------------------------------------------------- ---------------- ----------------- -------------------
JNL/S&P Managed Growth Fund  (Class A)                  11.41%            1.04%              5.33%
Lehman Brothers Aggregate Bond Index                     4.33%            7.70%              6.58%
S&P 500 Index                                           10.88%           -2.29%              2.94%
-------------------------------------------------- ---------------- ----------------- -------------------

The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices. The Lehman Brothers
Aggregate Bond Index is a broad-based, unmanaged index.
To create a more representative return comparison, 80% of the Fund's return is benchmarked to the S&P 500 and the remaining 20% is benchmarked to the Lehman
Brothers Aggregate Bond Index.
* The Fund began operations on April 8, 1998.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------- ----------------------
Management/Administrative Fee                                                        0.16%
---------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------- ----------------------
Other Expenses                                                                       0.01%
---------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------- ----------------------
Total Fund Annual Operating Expenses                                                 0.17%
---------------------------------------------------------------------------- ----------------------

As an investor in an Underlying Fund, the Fund also will bear its pro-rata portion of the operating expenses of that Underlying Fund, including Management and Administrative Fees, which are not reflected in the table immediately above, or in the Expense Example which follows. The total annual operating expenses of the Fund, including the operating expenses of the Underlying Funds in which it invests, could range from 0.77% to 1.34%.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

----------------------------------------------------------------------------- -------------------
EXPENSE EXAMPLE
----------------------------------------------------------------------------- -------------------
----------------------------------------------------------------------------- -------------------
1 Year                                                                                $17
----------------------------------------------------------------------------- -------------------
----------------------------------------------------------------------------- -------------------
3 Years                                                                               $55
----------------------------------------------------------------------------- -------------------
----------------------------------------------------------------------------- -------------------
5 Years                                                                               $96
----------------------------------------------------------------------------- -------------------
----------------------------------------------------------------------------- -------------------
10 Years                                                                             $217
----------------------------------------------------------------------------- -------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITION. When the sub-adviser believes that a temporary defensive position is desirable, the Fund may invest up to 100% of its assets in cash, cash equivalents or Underlying Funds that invest primarily in fixed-income securities. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive position may reduce the potential for appreciation of the Fund's portfolio.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser is Standard & Poor's Investment Advisory Services LLC ("SPIAS"), located at 55 Water Street, New York, New York 10041. SPIAS was established in 1995. SPIAS is a subsidiary of The McGraw-Hill Companies, Inc. ("McGraw-Hill"), a publicly traded company with interests in publishing, financial information and financial services. SPIAS is affiliated with Standard & Poor's ("S&P"), a division of McGraw-Hill. S&P is a provider of independent financial information, analytical services, and credit ratings to the global market place. In addition to SPIAS, S&P operates several affiliates that engage in other separate business activities, including a registered broker-dealer. S&P's other businesses are conducted separately and are subject to firewall restrictions. SPIAS operates independently of and has no access to analysis or other information supplied or obtained by S&P in connection with its ratings business, except to the extent such information is made available by S&P to the general public.

David J. Braverman, Peter K. Tsui and Joshua M. Harari share the primary responsibility for the day-to-day management of the Fund. David Braverman has been Vice President of SPIAS since June 2002. Mr. Braverman has served as Vice President of Standard & Poor's with responsibility for providing investment advice used for the development of new investment products as well as advisory relationships. He has worked for Standard & Poor's since 1985. Prior to that, Mr. Braverman worked for S&P's corporate parent for four years as an economist and as a cash management analyst in the Corporate Treasurer's office. Mr. Tsui has been a Senior Investment Officer since April 2001. Prior to 2001, Mr. Tsui worked at J.P. Morgan for 19 years. Mr. Harari has been a Senior Portfolio Officer since July 2002. From 2000 to 2002, Mr. Harari was a Vice President of Equities at Dresdner Kleinwort Wasserstein. Mr. Harari was employed at Standard & Poor's from 1986 to 2000. His duties included sharing primary responsibility for the day-to-day management of the JNL/S&P Funds from 1998 to 2000. Prior to 1998, Mr. Harari supervised S&P's industry equity analysts and covered the automotive and capital goods sectors.

The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of securities in the Fund.

JNL/S&P MANAGED AGGRESSIVE GROWTH FUND (formerly, JNL/S&P Aggressive Growth Fund
I)

INVESTMENT OBJECTIVE. The investment objective of the JNL/S&P Managed Aggressive Growth Fund is capital growth.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing in Class A shares of a diversified group of other Funds (Underlying Funds). The Underlying Funds in which the JNL/S&P Managed Aggressive Growth Fund may invest are a part of the JNL Series Trust and the JNL Variable Fund LLC.

JNL SERIES TRUST

JNL/AIM Large Cap Growth Fund                       JNL/Mellon Capital Management Bond Index Fund
JNL/AIM Real Estate Fund                            JNL/Mellon Capital Management Enhanced S&P 500
JNL/AIM Small Cap Growth Fund                       Stock Index Fund
JNL/Alger Growth Fund                               JNL/Oppenheimer Global Growth Fund
JNL/Eagle Core Equity Fund                          JNL/Oppenheimer Growth Fund
JNL/Eagle SmallCap Equity Fund                      JNL/PIMCO Total Return Bond Fund
JNL/FMR Balanced Fund                               JNL/Putnam Equity Fund
JNL/FMR Capital Growth Fund                         JNL/Putnam Midcap Growth Fund
JNL/Franklin Templeton Small Cap Value Fund         JNL/Putnam Value Equity Fund
JNL/Goldman Sachs Mid Cap Value Fund                JNL/Salomon Brothers High Yield Bond Fund
JNL/JPMorgan International Equity Fund              JNL/Salomon Brothers Strategic Bond Fund
JNL/JPMorgan International Value Fund               JNL/Salomon Brothers U.S. Government & Quality
JNL/Lazard Mid Cap Value Fund                       Bond Fund
JNL/Lazard Small Cap Value Fund                     JNL/Select Balanced Fund
JNL/Mellon Capital Management S&P 500 Index Fund    JNL/Select Global Growth Fund
JNL/Mellon Capital Management S&P 400 MidCap        JNL/Select Large Cap Growth Fund
Index Fund                                          JNL/Select Money Market Fund
JNL/Mellon Capital Management Small Cap Index Fund  JNL/Select Value Fund
JNL/Mellon Capital Management International Index   JNL/T. Rowe Price Established Growth Fund
Fund                                                JNL/T. Rowe Price Mid-Cap Growth Fund
                                                    JNL/T. Rowe Price Value Fund


JNL VARIABLE FUND LLC

JNL/Mellon Capital Management JNL 5 Fund
JNL/Mellon Capital Management VIP Fund
JNL/Mellon Capital Management Communications Sector Fund
JNL/Mellon Capital Management Consumer Brands Sector Fund
JNL/Mellon Capital Management Financial Sector Fund
JNL/Mellon Capital Management Healthcare Sector Fund
JNL/Mellon Capital Management Oil & Gas Sector Fund
JNL/Mellon Capital Management Technology Sector Fund

The Fund seeks to achieve capital growth through its investments in Underlying Funds that invest primarily in equity securities. These investments may include Funds that invest in stocks of large established companies as well as those that invest in stocks of smaller companies with above-average growth potential.

Under normal circumstances, the Fund allocates up to 80% to 100% of its assets to Underlying Funds that invest primarily in equity securities, 0% to 20% to Underlying Funds that invest primarily in fixed-income securities and 0% to 20% to Underlying Funds that invest primarily in money market funds. The Fund remains flexible with respect to the percentage it will allocate among those particular Underlying Funds that invest primarily in equity securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. Since the Fund concentrates its investments in shares of the Underlying Funds, its performance is directly related to the ability of the Underlying Funds to meet their respective investment objectives, as well as the sub-adviser's allocation among the Underlying Funds. Accordingly, a variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests indirectly in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by an Underlying Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause an Underlying Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that an Underlying Fund invests in bonds issued by a foreign government, that Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

     o EMERGING MARKETS RISK. The Fund may invest a portion of its assets in one or more Underlying Funds that hold securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

     o HIGH-YIELD/HIGH-RISK BONDS. Lower-rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, an Underlying Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

     o CURRENCY RISK. The value of an Underlying Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Underlying Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o NON-DIVERSIFICATION. The Fund is "non-diversified." Under a definition provided by the Investment Company Act of 1940, as amended, non-diversified funds may invest in fewer assets, or in larger proportions of the assets of single companies or industries. Thus, the Fund may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund's total return and share price.

Because the Fund invests exclusively in the Underlying Funds, you should look elsewhere in this prospectus for the particular information about those Funds.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's average annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

Effective April 30, 2004, the Fund was combined with JNL/S&P Very Aggressive Growth Fund II, with the Fund as the surviving fund. The performance shown is the Fund's historic performance, and does not reflect the performance of the acquired funds.

Effective October 4, 2004, the Fund was combined with JNL/S&P Very Aggressive Growth Fund I, JNL/S&P Equity Growth Fund I, JNL/S&P Equity Aggressive Growth Fund I, JNL/S&P Core Index 75 Fund and JNL/S&P Core Index 50 Fund, with the Fund as the surviving fund. The performance shown is the Fund's historic performance, and does not reflect the performance of the acquired funds.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31
35.38%   -9.37%   -10.58%  -18.26%  26.80%  12.61%
[insert chart]
1999     2000     2001     2002     2003    2004

In the period shown in the chart, the Fund's highest quarterly return was 29.63% (4th quarter of 1999) and its lowest quarterly return was -18.15% (3rd quarter of 2001).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
------------------------------------------------ --------------- -------------- ------------------
                                                     1 year         5 year        Life of Fund*

------------------------------------------------ --------------- -------------- ------------------
JNL/S&P Managed Aggressive Growth Fund (Class
A)                                                   12.61%         -1.11%            5.04%
S&P 500 Index                                        10.88%         -2.29%            2.85%
Lehman Brothers Aggregate Bond Index                  4.33%          7.70%            6.58%
------------------------------------------------ --------------- -------------- ------------------

The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices. The Lehman Brothers
Aggregate Bond Index is a broad-based, unmanaged index.
To create a more representative return comparison, 90% of the Fund's return is benchmarked to the S&P 500 and the remaining 10% is benchmarked to the Lehman
Brothers Aggregate Bond Index.

* The Fund began operations on April 8, 1998.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------ --------------------
Management/Administrative Fee                                                         0.18%
------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------ --------------------
Other Expenses                                                                        0.00%
------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------ --------------------
Total Fund Annual Operating Expenses                                                  0.18%
------------------------------------------------------------------------------ --------------------

As an investor in an Underlying Fund, the Fund also will bear its pro-rata portion of the operating expenses of that Underlying Fund, including Management and Administrative Fees, which are not reflected in the table immediately above, or in the Expense Example which follows. The total annual operating expenses of the Fund, including the operating expenses of the Underlying Funds in which it invests, could range from 0.78% to 1.35%.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

----------------------------------------------------------------------------- ---------------------
EXPENSE EXAMPLE
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
1 Year                                                                                $18
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
3 Years                                                                               $58
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
5 Years                                                                              $101
----------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------- ---------------------
10 Years                                                                             $230
----------------------------------------------------------------------------- ---------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITION. When the sub-adviser believes that a temporary defensive position is desirable, the Fund may invest up to 100% of its assets in cash, cash equivalents or Underlying Funds that invest primarily in fixed-income securities. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive position may reduce the potential for appreciation of the Fund's portfolio.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser is Standard & Poor's Investment Advisory Services LLC ("SPIAS"), located at 55 Water Street, New York, New York 10041. SPIAS was established in 1995. SPIAS is a subsidiary of The McGraw-Hill Companies, Inc. ("McGraw-Hill"), a publicly traded company with interests in publishing, financial information and financial services. SPIAS is affiliated with Standard & Poor's ("S&P"), a division of McGraw-Hill. S&P is a provider of independent financial information, analytical services, and credit ratings to the global market place. In addition to SPIAS, S&P operates several affiliates that engage in other separate business activities, including a registered broker-dealer. S&P's other businesses are conducted separately and are subject to firewall restrictions. SPIAS operates independently of and has no access to analysis or other information supplied or obtained by S&P in connection with its ratings business, except to the extent such information is made available by S&P to the general public.

David J. Braverman, Peter K. Tsui and Joshua M. Harari share the primary responsibility for the day-to-day management of the Fund. David Braverman has been Vice President of SPIAS since June 2002. Mr. Braverman has served as Vice President of Standard & Poor's with responsibility for providing investment advice used for the development of new investment products as well as advisory relationships. He has worked for Standard & Poor's since 1985. Prior to that, Mr. Braverman worked for S&P's corporate parent for four years as an economist and as a cash management analyst in the Corporate Treasurer's office. Mr. Tsui has been a Senior Investment Officer since April 2001. Prior to 2001, Mr. Tsui worked at J.P. Morgan for 19 years. Mr. Harari has been a Senior Portfolio Officer since July 2002. From 2000 to 2002, Mr. Harari was a Vice President of Equities at Dresdner Kleinwort Wasserstein. Mr. Harari was employed at Standard & Poor's from 1986 to 2000. His duties included sharing primary responsibility for the day-to-day management of the JNL/S&P Funds from 1998 to 2000. Prior to 1998, Mr. Harari supervised S&P's industry equity analysts and covered the automotive and capital goods sectors.

The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of securities in the Fund.

MORE ABOUT THE INVESTMENT OBJECTIVES AND RISKS OF ALL FUNDS

The investment objectives of the respective Funds are not fundamental and may be changed by the Trustees without shareholder approval.

Certain Funds state in the description of their investment strategies that they may invest in futures contracts in certain circumstances. The Fund's use of commodity futures and commodity options trading should not be viewed as providing a vehicle for shareholder participation in a commodity pool. Rather, a Fund will employ such techniques only for: (1) hedging purposes; or (2) otherwise, to the extent that (i) aggregate initial margin and required premiums do not exceed 5 percent of the Fund's net assets; or (ii) the "notional" amount of such contracts does not exceed the net assets of the Fund. Jackson National Asset Management, LLCSM and the sub-advisers have claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, they are not subject to registration or regulation as pool operators under that Act.

                             MANAGEMENT OF THE TRUST

INVESTMENT ADVISER

Under Massachusetts law and the Trust's Declaration of Trust and By-Laws, the management of the business and affairs of the Trust is the responsibility of the Trustees.

Jackson National Asset Management, LLCSM (JNAM L.L.C.(R) or the Adviser), 1 Corporate Way, Lansing, Michigan 48951, is the investment adviser to the Trust and provides the Trust with professional investment supervision and management. The Adviser is a wholly owned subsidiary of Jackson National Life Insurance Company (JNL), which is in turn wholly owned by Prudential plc, a publicly traded life insurance company in the United Kingdom. The Adviser is the successor to Jackson National Financial Services, LLC which served as investment adviser to the Trust from July 1, 1998 until January 31, 2001. Jackson National Financial Services, Inc. served as investment adviser from the inception of the Trust until July 1, 1998.

MANAGEMENT FEE

As compensation for its services, the Adviser receives a fee from the Trust computed separately for each Fund, accrued daily and payable monthly. The fee the Adviser receives from each Fund is set forth below as an annual percentage of the net assets of the Fund. Each JNL/S&P Fund will indirectly bear its pro rata share of fees of the Underlying Funds in addition to the fees shown for that Fund.

............................................... ............................... .........................
                                                                                   ADVISORY FEE (ANNUAL
                                                                                  RATE BASED ON AVERAGE
                                                                                                    NET
FUND                                           ASSETS                              ASSETS OF EACH FUND)
----                                           ------                              --------------------
............................................... ............................... .........................
............................................... ............................... .........................
JNL/AIM Large Cap Growth Fund                  $0 to $50 million                                   .75%
                                               $50 to $300 million                                 .70%
                                               Over $300 million                                   .65%

............................................... ............................... .........................
............................................... ............................... .........................
JNL/AIM Real Estate Fund                       $0 to $50 million                                   .75%
                                               Over $50 million                                    .70%

............................................... ............................... .........................
............................................... ............................... .........................
JNL/AIM Small Cap Growth Fund                  $0 to $300 million                                  .85%
                                               Over $300 million                                   .80%

............................................... ............................... .........................
............................................... ............................... .........................
JNL/Alger Growth Fund                          $0 to $300 million                                  .70%
                                               $300 million to $500 million                        .65%
                                               Over $500 million                                   .60%

............................................... ............................... .........................
............................................... ............................... .........................
JNL/Eagle Core Equity Fund                     $0 to $50 million                                   .70%
                                               $50 million to $300 million                         .65%
                                               Over $300 million                                   .55%

............................................... ............................... .........................
............................................... ............................... .........................
JNL/Eagle SmallCap Equity Fund                 $0 to $150 million                                  .75%
                                               $150 million to $500 million                        .70%
                                               Over $500 million                                   .65%

............................................... ............................... .........................
............................................... ............................... .........................
JNL/FMR Balanced Fund                          $0 to $500 million                                  .70%
                                               $500 million to $750 million                        .65%
                                               Over $750 million                                   .60%

............................................... ............................... .........................
............................................... ............................... .........................
JNL/FMR Capital Growth Fund                    $0 to $250 million                                  .70%
                                               $250 million to $750 million                        .65%
                                               $750 million to $1.5 billion                        .60%
                                               Over $1.5 billion                                   .55%

............................................... ............................... .........................
............................................... ............................... .........................
JNL/Franklin Templeton Small Cap Value Fund    $0 to $200 million                                  .85%
                                               $200 million to $500 million                        .77%
                                               Over $500 million                                   .75%

............................................... ............................... .........................
............................................... ............................... .........................
JNL/Goldman Sachs Mid Cap Value Fund           $0 to $100 million                                  .75%
                                               Over $100 million                                   .70%

............................................... ............................... .........................
............................................... ............................... .........................
JNL/JPMorgan International Equity Fund         $0 to $50 million                                   .75%
                                               $50 million to $200 million                         .70%
                                               $200 million to $500 million                        .65%
                                               Over $500 million                                   .60%

............................................... ............................... .........................
............................................... ............................... .........................
JNL/JPMorgan International Value Fund          $0 to $50 million                                   .75%
                                               $50 million to $200 million                         .70%
                                               $200 million to $500 million                        .65%
                                               Over $500 million                                   .60%

............................................... ............................... .........................
............................................... ............................... .........................
JNL/Lazard Mid Cap Value Fund                  $0 to $100 million                                  .75%
                                               $100 million to $250 million                        .70%
                                               Over $250 million                                   .65%

............................................... ............................... .........................
............................................... ............................... .........................
JNL/Lazard Small Cap Value Fund                $0 to $500 million                                  .75%
                                               Over $500 million                                   .70%

............................................... ............................... .........................
............................................... ............................... .........................
JNL/Mellon Capital Management S&P 500 Index    $0 to $500 million                                  .29%
Fund                                           Over $500 million                                   .24%

............................................... ............................... .........................
............................................... ............................... .........................
JNL/Mellon Capital Management S&P 400 MidCap   $0 to $500 million                                  .29%
Index Fund                                     Over $500 million                                   .24%

............................................... ............................... .........................
............................................... ............................... .........................
JNL/Mellon Capital Management Small Cap        $0 to $500 million                                  .29%
Index Fund                                     Over $500 million                                   .24%

............................................... ............................... .........................
............................................... ............................... .........................
JNL/Mellon Capital Management International    $0 to $500 million                                  .30%
Index Fund                                     Over $500 million                                   .25%

............................................... ............................... .........................
............................................... ............................... .........................
JNL/Mellon Capital Management Bond Index Fund  $0 to $500 million                                  .30%
                                               Over $500 million                                   .25%

............................................... ............................... .........................
............................................... ............................... .........................
JNL/Mellon Capital Management Enhanced S&P     $0 to $50 million                                   .50%
500 Stock Index Fund                           Over $50 million                                    .45%

............................................... ............................... .........................
............................................... ............................... .........................
JNL/Oppenheimer Global Growth Fund             $0 to $300 million                                  .70%
                                               Over $300 million                                   .60%

............................................... ............................... .........................
............................................... ............................... .........................
JNL/Oppenheimer Growth Fund                    $0 to $300 million                                  .70%
                                               Over $300 million                                   .60%

............................................... ............................... .........................
............................................... ............................... .........................
JNL/PIMCO Total Return Bond Fund               All assets                                          .50%

............................................... ............................... .........................
............................................... ............................... .........................
JNL/Putnam Equity Fund                         $0 to $150 million                                 .675%
                                               $150 million to $300 million                        .60%
                                               Over $300 million                                  .575%

............................................... ............................... .........................
............................................... ............................... .........................
JNL/Putnam Midcap Growth Fund                  $0 to $300 million                                  .75%
                                               Over $300 million                                   .70%

............................................... ............................... .........................
............................................... ............................... .........................
JNL/Putnam Value Equity Fund                   $0 to $150 million                                 .675%
                                               $150 million to $300 million                        .60%
                                               Over $300 million                                  .575%

............................................... ............................... .........................
............................................... ............................... .........................
JNL/Salomon Brothers High Yield Bond Fund      $0 to $50 million                                   .55%
                                               $50 million to $150 million                         .50%
                                               $150 million to $300 million                       .475%
                                               $300 million to $500 million                        .45%
                                               Over $500 million                                  .425%

............................................... ............................... .........................
............................................... ............................... .........................
JNL/Salomon Brothers Strategic Bond Fund       $0 to $150 million                                  .65%
                                               $150 million to $500 million                        .60%
                                               Over $500 million                                   .55%

............................................... ............................... .........................
............................................... ............................... .........................
JNL/Salomon Brothers U.S. Government &         $0 to $150 million                                  .50%
Quality Bond Fund                              $150 million to $300 million                        .45%
                                               $300 million to $500 million                        .40%
                                               Over $500 million                                   .35%

............................................... ............................... .........................
............................................... ............................... .........................
JNL/Select Balanced Fund                       $0 to $50 million                                   .55%
                                               $50 million to $150 million                         .50%
                                               $150 million to $300 million                       .475%
                                               $300 million to $500 million                        .45%
                                               Over $500 million                                  .425%

............................................... ............................... .........................
............................................... ............................... .........................
JNL/Select Global Growth Fund                  $0 to $150 million                                  .75%
                                               $150 million to $500 million                        .70%
                                               $500 million to $750 million                        .65%
                                               Over $750 million                                   .60%

............................................... ............................... .........................
............................................... ............................... .........................
JNL/Select Large Cap Growth Fund               $0 to $150 million                                  .70%
                                               $150 million to $500 million                        .65%
                                               $500 million to $750 million                        .60%
                                               Over $750 million                                   .55%

............................................... ............................... .........................
............................................... ............................... .........................
JNL/Select Money Market Fund                   $0 to $500 million                                  .30%
                                               Over $500 million                                   .25%

............................................... ............................... .........................
............................................... ............................... .........................
JNL/Select Value Fund                          $0 to $300 million                                  .55%
                                               $300 million to $500 million                        .50%
                                               Over $500 million                                   .45%

............................................... ............................... .........................
............................................... ............................... .........................
JNL/T. Rowe Price Established Growth Fund      $0 to $150 million                                  .65%
                                               $150 to $500 million                                .60%
                                               Over $500 million                                   .55%

............................................... ............................... .........................
............................................... ............................... .........................
JNL/T. Rowe Price Mid-Cap Growth Fund          $0 to $150 million                                  .75%
                                               Over $150 million                                   .70%

............................................... ............................... .........................
............................................... ............................... .........................
JNL/T. Rowe Price Value Fund                   $0 to $150 million                                  .70%
                                               $150 to $500 million                                .65%
                                               Over $500 million                                   .60%

............................................... ............................... .........................
............................................... ............................... .........................
JNL/S&P Managed Conservative Fund              $0 to $500 million                                  .13%
                                               Over $500 million                                   .08%

............................................... ............................... .........................
............................................... ............................... .........................
JNL/S&P Managed Moderate Fund                  $0 to $500 million                                  .13%
                                               Over $500 million                                   .08%

............................................... ............................... .........................
............................................... ............................... .........................
JNL/S&P Managed Moderate Growth                $0 to $500 million                                  .13%
Fund                                           Over $500 million                                   .08%

............................................... ............................... .........................
............................................... ............................... .........................
JNL/S&P Managed Growth Fund                    $0 to $500 million                                  .13%
                                               Over $500 million                                   .08%

............................................... ............................... .........................
............................................... ............................... .........................
JNL/S&P Managed Aggressive Growth Fund         $0 to $500 million                                  .13%
                                               Over $500 million                                   .08%

............................................... ............................... .........................

SUB-ADVISORY ARRANGEMENTS

The Adviser selects, contracts with and compensates sub-advisers to manage the investment and reinvestment of the assets of the Funds of the Trust. The Adviser monitors the compliance of such sub-advisers with the investment objectives and related policies of each Fund and reviews the performance of such sub-advisers and reports periodically on such performance to the Trustees of the Trust.

Under the terms of each of the Sub-Advisory Agreements with the Adviser, the sub-adviser manages the investment and reinvestment of the assets of the assigned Fund, subject to the supervision of the Trustees of the Trust. The sub-adviser formulates a continuous investment program for each such Fund consistent with its investment objectives and policies outlined in this Prospectus. Each sub-adviser, except SPIAS, implements such programs by purchases and sales of securities. Because the investments of the Funds for which SPIAS is sub-adviser consist exclusively of shares of other Funds of the Trust, SPIAS relays its program recommendations to the Adviser for implementation. Each sub-adviser regularly reports to the Adviser and the Trustees of the Trust with respect to the implementation of such programs.

As compensation for its services, each sub-adviser receives a fee from the Adviser computed separately for the applicable Fund, stated as an annual percentage of the net assets of such Fund. The SAI contains a schedule of the management fees the Adviser currently is obligated to pay the sub-advisers out of the advisory fee it receives from the Fund.

The Adviser and the Trust, together with other investment companies of which the Adviser is investment adviser, has been granted an exemption from the Securities and Exchange Commission that allows the Adviser to hire, replace or terminate sub-advisers with the approval of the Board of Trustees, but without the approval of shareholders. The order allows the Adviser to revise a sub-advisory agreement with the approval of the Board of Trustees, but without shareholder approval. Under the terms of the exemption, if a new sub-adviser is hired by the Adviser, shareholders in the affected Fund will receive information about the new sub-adviser within 90 days of the change. The order allows the Funds to operate more efficiently and with greater flexibility. The Adviser provides the following oversight and evaluation services to the Funds, including, but not limited to:

     o performing initial due diligence on prospective sub-advisers for the Funds;

     o    monitoring the performance of sub-advisers;

     o    communicating performance expectations to the sub-advisers; and

     o    ultimately   recommending   to  the  Board  of   Trustees   whether  a
          sub-adviser's contract should be renewed, modified or terminated.

The Adviser does not expect to recommend frequent changes of sub-advisers. Although the Adviser will monitor the performance of the sub-advisers, there is no certainty that any sub-adviser or Funds will obtain favorable results at any given time. At a shareholder meeting of the Trust held on October 26, 2000, the shareholders of all Funds approved this multi-manager structure.

                               ADMINISTRATIVE FEE

In addition to the investment advisory fee, each Fund, except the JNL/JPMorgan International Value Fund, the JNL/Select Global Growth Fund, the JNL/Oppenheimer Global Growth Fund, the JNL/Mellon Capital Management International Index Fund, the JNL/JPMorgan International Equity Fund and the JNL/S&P Funds, pays to JNAM L.L.C. (the Administrator) an Administrative Fee of .10% of the average daily net assets of the Fund. The JNL/JPMorgan International Value Fund, the JNL/Select Global Growth Fund, the JNL/Oppenheimer Global Growth Fund, the JNL/Mellon Capital Management International Index Fund and the JNL/JPMorgan International Equity Fund pay an Administrative Fee of .15%. The JNL/S&P Funds pay an Administrative Fee of .05%. In return for the Administrative Fee, the Administrator provides or procures all necessary administrative functions and services for the operation of the Funds. In addition, the Administrator, at its own expense, arranges for legal, audit, fund accounting, custody, printing and mailing, and all other services necessary for the operation of each Fund. Each Fund is responsible for trading expenses including brokerage commissions, interest and taxes, other non-operating expenses, licensing costs, a portion of the Chief Compliance Officer costs, directors and officers insurance, the fees and expenses of the disinterested Trustees and of independent legal counsel to the disinterested Trustees (categorized as "Other Expenses" in the fee tables).

                                CLASSES OF SHARES

Effective December 15, 2003, the Trust adopted a multi-class plan pursuant to Rule 18f-3 under the 1940 Act. Under the multi-class plan, each Fund has two classes of shares (Class A and Class B), except (i) the JNL/Select Money Market Fund has three classes of shares (Class A, Class B and Class C) and (ii) the JNL/S&P Funds have one class of shares. The outstanding shares of all Funds (except JNL/S&P Funds) as of that date have been redesignated Class A shares.

This prospectus offers one class of shares. Under the multi-class structure, the Class A shares and Class B shares of each Fund, and the Class A, Class B and Class C shares of the JNL/Select Money Market Fund, represent interests in the same portfolio of securities, and will be substantially the same except for "class expenses." The expenses of each Fund will be borne by each Class of shares based on the net assets of the Fund attributable to each Class, except that class expenses will be allocated to each Class. "Class expenses" will include any distribution or administrative or service expense allocable to the appropriate Class, pursuant to the Brokerage Enhancement Plan described below, and any other expense that JNAMSM determines, subject to ratification or approval by the Board, to be properly allocable to that Class, including: (i) printing and postage expenses related to preparing and distributing to the shareholders of a particular Class (or contract owners of variable contracts funded by shares of such Class) materials such as prospectuses, shareholder reports and (ii) professional fees relating solely to one Class.

                                DISTRIBUTION PLAN

All Funds of the Trust except the JNL/Select Money Market Fund and each of the JNL/S&P Funds, have adopted, in accord with the provisions of Rule 12b-1 under the Investment Company Act of 1940, a Distribution Plan (the "Plan").

On September 25, 2003, the Board of Trustees of the Trust, including all of the disinterested Trustees (within the meaning of the Investment Company Act of 1940, as amended), approved the Amended Plan pursuant to Rule 12b-1 with respect to the Class A shares and the Class B shares of each Fund. Also at that meeting, the Board, including all of the Independent Trustees, approved an amendment to the Trust's existing Distribution Agreement with Jackson National Life Distributors, Inc. ("JNLD"), dated December 12, 2002. The Amendment to the Distribution Agreement reflected the provisions of the Amended Plan establishing new Classes of shares and authorizing the Rule 12b-1 fee with respect to Class A shares. Each of the affected Funds approved the Amended Plan and the amendment to the Distribution Agreement at a shareholders meeting held on December 1, 2003.

On November 23, 2004, the Board of Trustees of the Trust approved an amendment to the Amended Plan and also approved an amendment to the Trust's existing Distribution Agreement, terminating the provisions of the Amended Plan and the Distribution Agreement permitting the use of brokerage commissions to promote the sale and distribution of Trust shares through the sale of variable insurance products funded by the Trust. The amendments approved on November 23, 2004 did not require a shareholder vote. As a result of these changes, effective December 13, 2004, Class B shares will no longer be subject to Rule 12b-1 expenses.

JNLD, as principal underwriter, to the extent consistent with existing law, and the Amended Plan, may use the Rule 12b-1 fee to reimburse itself or compensate broker-dealers, administrators or others for providing distribution, administrative, or other services with respect to Class A shares. This description of the Amended Plan and the Amendment to the Distribution Agreement is qualified in its entirety by reference to the Amended Plan, the current Distribution Agreement, and the Amendment to the Distribution Agreement.

For more information about the Plan, including the November 23, 2004 amendment, please read the "Distribution Plan" section of the SAI.

                                 THE DISTRIBUTOR

The Distributor also has the following relationships with the sub-advisers and their affiliates. The Distributor receives payments from certain of the sub-advisers to assist in defraying the costs of certain promotional and marketing meetings in which they participate. The amounts paid depend on the nature of the meetings, the number of meetings attended, the costs expected to be incurred, and the level of the sub-adviser's participation. A brokerage affiliate of the Distributor participates in the sales of shares of retail mutual funds advised by certain of the sub-advisers and receives selling and other compensation from them in connection with those activities, as described in the prospectus or statement of additional information for those funds. In addition, the Distributor acts as distributor of variable annuity contracts and variable life insurance policies (the "Contracts") issued by Jackson National Life Insurance Company and its subsidiary Jackson National Life Insurance Company of New York. Raymond James Financial Services, a brokerage affiliate of the sub-adviser to the JNL/Eagle Funds, participates in the sale of Contracts and is compensated by JNLD for its activities. The compensation consists of commissions, trail commissions, and other compensation or promotional incentives as described in the prospectus or statement of additional information for the Contracts.

                           INVESTMENT IN TRUST SHARES

Shares of the Trust are currently sold to separate accounts (Accounts) of Jackson National Life Insurance Company, 1 Corporate Way, Lansing, Michigan 48951, and Jackson National Life Insurance Company of New York, 2900 Westchester Avenue, Purchase, New York 10577, to fund the benefits under certain variable contracts (Contracts), to qualified retirement plans and other regulated investment companies. The Accounts purchases the shares of the sub-accounts that investin the Funds at their net asset value. There is no sales charge.

Shares of the Funds are not available to the general public directly. Some of the Funds are managed by sub-advisers who manage publicly available mutual funds having similar names and investment objectives. While some of the Funds may be similar to, and may in fact be modeled after publicly available mutual funds, Contract purchasers should understand that the Funds are not otherwise directly related to any publicly available mutual fund. Consequently, the investment performance of publicly available mutual funds and any corresponding Fund may differ substantially.

The net asset value per share of each Fund is determined by the Administrator at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) each day that the New York Stock Exchange is open. The net asset value per share is calculated by adding the value of all securities and other assets of a Fund, deducting its liabilities, and dividing by the number of shares outstanding. Generally, the value of exchange-listed or -traded securities is based on their respective market prices, bonds are valued based on prices provided by an independent pricing service and short-term debt securities are valued at amortized cost, which approximates market value.

The Board of Trustees has adopted procedures pursuant to which the Administrator may determine, subject to Board verification, the "fair value" of a security for which a current market price is not available. Under these procedures, in general the "fair value" of a security shall be the amount, determined by the Administrator in good faith, that the owner of such security might reasonably expect to receive upon its current sale.

A Fund may invest in securities primarily listed on foreign exchanges and that trade on days when the Fund does not price its shares. As a result, a Fund's net asset value may change on days when shareholders are not able to purchase or redeem the Fund's shares.

Because the calculation of a Fund's net asset value does not take place contemporaneously with the determination of the closing prices of the majority of foreign portfolio securities used in the calculation, there exists a risk that the value of foreign portfolio securities will change after the close of the exchange on which they are traded, but before calculation of the Fund's net asset value ("time-zone arbitrage"). Accordingly, the Trust's procedures for pricing of portfolio securities also authorize the Administrator, subject to verification by the Trustees, to determine the "fair value" of such securities for purposes of calculating a Fund's net asset value. The Administrator will "fair value" such securities if it determines that a "significant event" has occurred subsequent to the close of trading in such securities on the exchanges or markets on which they principally are traded, but prior to the time of the Fund's net asset value calculation. A significant event is one that can be expected materially to affect the value of such securities. Certain specified percentage movements in U.S. equity market indices will be deemed under the Trust's pricing procedures to be a "significant event." A "significant event" affecting multiple issuers might also include, but is not limited to, a substantial price movement in other securities markets, an announcement by a governmental, regulatory or self-regulatory authority relating to securities markets, political or economic matters, or monetary or credit policies, a natural disaster such as an earthquake, flood or storm, or the outbreak of civil strife or military hostilities. Accordingly, on any day when such specified percentage movements in U.S. equity market indices occur, the Administrator will adjust the closing prices of all foreign securities held in any Fund's portfolio, based upon an adjustment factor for each such security provided by an independent pricing service, in order to reflect the "fair value" of such securities for purposes of determining a Fund's net asset value. When fair-value pricing is employed, the securities prices used to calculate a Fund's NAV may differ from quoted or published prices for the same securities.

These procedures seek to minimize the opportunities for "time zone arbitrage" in Funds that invest all or substantial portions of their assets in foreign securities, thereby seeking to make those Funds significantly less attractive to "market timers" and other investors who might seek to profit from time zone arbitrage and seeking to reduce the potential for harm to other Fund investors resulting from such practices. However, these procedures may not completely eliminate opportunities for time zone arbitrage, because it is not possible to predict in all circumstances whether post-closing events will have a significant impact on securities prices.

All investments in the Trust are credited to the shareholder's account in the form of full and fractional shares of the designated Fund (rounded to the nearest 1/1000 of a share). The Trust does not issue share certificates.

                             "MARKET TIMING" POLICY

Fund shares may only be purchased by separate accounts of JNL and an affiliated insurance company, by those insurance companies themselves, by a qualified retirement plan for JNL and its affiliates, and other regulated investment companies.

The interests of the Fund's long-term shareholders may be adversely affected by certain short-term trading activity by other contract owners invested in separate accounts of JNL and an affiliated insurance company that invest in the Fund. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Fund. This type of excessive short-term trading activity is referred to herein as "market timing". The Funds are not intended as vehicles for market timing. The Board of Trustees of the Funds has adopted the policies and procedures set forth below with respect to frequent trading of Fund shares.

The Funds' Board of Trustees have adopted a policy of "fair value" pricing to discourage investors from engaging in market timing or other excessive trading strategies for international Funds. The Funds' "fair value" pricing policy applies to all Funds where a significant event (as described above) has occurred. In addition, the S&P Funds net asset values are calculated based on the net asset values of the underlying Funds and the "fair value" pricing policy will apply to the underlying Funds as described above. The Funds' "fair value" pricing policy is described under "Investment in Trust Shares" above.

The practices and policies described above are intended to deter and curtail market timing in the Fund. However, there can be no assurance that these policies will be totally effective in this regard.

A description of the Fund's policies and procedures relating to disclosure of portfolio securities is available in the Fund's Statement of Additional Information and at WWW.JNL.COM or WWW.JNLNY.COM.

                                SHARE REDEMPTION

An Account redeems shares to make benefit or withdrawal payments under the terms of its Contracts. Redemptions are processed on any day on which the Trust is open for business and are effected at net asset value next determined after the redemption order, in proper form, is received by the Trust's transfer agent.

The Trust may suspend the right of redemption only under the following unusual circumstances:

     o when the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted;

     o when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or

     o during any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

                                   TAX STATUS

Each Fund's policy is to meet the requirements of Subchapter M of the Internal Revenue Code (Code) necessary to qualify as a regulated investment company. Each Fund intends to distribute all its net investment income and net capital gains to shareholders and, therefore, will not be required to pay any federal income taxes.

Each Fund is treated as a separate corporation for purposes of the Code. Therefore, the assets, income, and distributions of each Fund are considered separately for purposes of determining whether or not the Fund qualifies as a regulated investment company.

Because the shareholders of each Fund are Accounts and qualified retirement plans, there are no tax consequences to shareholders of buying, holding, exchanging and selling shares of the Funds. Distributions from the Funds are not taxable to those shareholders. However, owners of Contracts should consult the applicable Account prospectus for more detailed information on tax issues related to the Contracts.

                              FINANCIAL HIGHLIGHTS

The following table provides selected per share data for one share of each Fund. The information does not reflect any charges imposed under a variable insurance contract. You should refer to the appropriate variable insurance contract prospectus regarding such charges.

The information for 2001, 2002, 2003 and 2004 has been audited by KPMG LLP, an independent registered public accounting firm, and should be read in conjunction with the financial statements and notes thereto, together with the report of KPMG LLP thereon, in the Annual Report. The information 2000 was audited by other auditors, whose report dated February 2, 2001, expressed an unqualified opinion.


JNL Series Trust
Financial Highlights

                                                            Increase (Decrease) from
                                                             Investment Operations
                                            -------------------------------------------------------
                             Net Asset      -------------------------------------------------------
                               Value              Net           Net Realized        Total from       Distributions from
                             Beginning        Investment        & Unrealized        Investment        Net Investment
      Period Ended           of Period       Income (Loss)     Gains (Losses)       Operations            Income
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
JNL/AIM LARGE CAP GROWTH FUND

Class A
       12/31/2004           $  10.61           $ 0.01            $ 1.05               $ 1.06                  $ -
       12/31/2003               8.16            (0.02)             2.47                 2.45                    -
       12/31/2002              10.97            (0.03)            (2.76)               (2.79)                   -
    10/29(a)-12/31/01          10.00                -              0.97                 0.97                    -

-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
JNL/AIM SMALL CAP GROWTH FUND

Class A
       12/31/2004              11.67            (0.12)             0.92                 0.80                    -
       12/31/2003               8.43            (0.05)             3.29                 3.24                    -
       12/31/2002              11.60            (0.07)            (3.10)               (3.17)                   -
    10/29(a)-12/31/01          10.00            (0.01)             1.61                 1.60                    -

-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
JNL/ALGER GROWTH FUND

Class A
       12/31/2004              14.76             0.01              0.73                 0.74                    -
       12/31/2003              10.91            (0.03)             3.88                 3.85                    -
       12/31/2002              16.33            (0.04)            (5.38)               (5.42)                   -
       12/31/2001              18.58            (0.04)            (2.18)               (2.22)                   -
       12/31/2000              22.91            (0.01)            (3.08)               (3.09)                   -

-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
JNL/ALLIANCE CAPITAL GROWTH FUND

Class A
       12/31/2004               9.92             0.02              0.61                 0.63                (0.03)
       12/31/2003               7.98             0.01              1.93                 1.94                    -
       12/31/2002              11.57            (0.01)            (3.58)               (3.59)                   -
       12/31/2001              13.55                -             (1.97)               (1.97)               (0.01)
       12/31/2000              16.64                -             (2.93)               (2.93)                   -

-----------------------------------------------------------------------------------------------------------------------





                                                                                                  Supplemental Data
                            Distributions from                                  -------------------------------------------------
                               Net Realized                                     -------------------------------------------------
                                 Gains on                         Net Asset                          Net Assets,
                                Investment        Return of       Value, End          Total         End of Period    Portfolio
      Period Ended             Transactions        Capital        of Period         Return(b)      (in thousands)   Turnover (d)
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
JNL/AIM LARGE CAP GROWTH FUND

Class A
       12/31/2004                  $     -           $ -            $ 11.67            9.99 %       $ 191,003          96.49%
       12/31/2003                        -             -              10.61           30.02            36,421         140.00
       12/31/2002                    (0.02)            -               8.16          (25.47)            6,857         180.06
    10/29(a)-12/31/01                    -             -              10.97            9.70             6,058          14.93

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
JNL/AIM SMALL CAP GROWTH FUND

Class A
       12/31/2004                        -             -              12.47            6.86            44,358         92.65
       12/31/2003                        -             -              11.67           38.43            43,940         30.17
       12/31/2002                        -             -               8.43          (27.32)           12,915         46.22
    10/29(a)-12/31/01                    -             -              11.60           16.00             7,665          3.86

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
JNL/ALGER GROWTH FUND

Class A
       12/31/2004                        -             -              15.50            5.02           292,638      195.33
       12/31/2003                        -             -              14.76           35.29           244,667      168.09
       12/31/2002                        -             -              10.91          (33.19)          175,439      236.63
       12/31/2001                    (0.03)            -              16.33          (11.97)          341,162       86.80
       12/31/2000                    (1.24)            -              18.58          (13.44)          459,577       88.34

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
JNL/ALLIANCE CAPITAL GROWTH FUND

Class A
       12/31/2004                        -             -              10.52            6.31            44,967       83.59
       12/31/2003                        -             -               9.92           24.31           128,518       49.69
       12/31/2002                        -             -               7.98          (31.03)           86,891       54.13
       12/31/2001                        -             -              11.57          (14.57)          140,511       65.21
       12/31/2000                    (0.16)            -              13.55          (17.59)           92,981       47.01

---------------------------------------------------------------------------------------------------------------------------------



                                                                   Assuming No Expense Reimburse-
                                                                    ment or Fees Paid Indirectly
                                                                --------------------------------------
                                                                --------------------------------------
                                                Ratio of Net                         Ratio of Net
                                Ratio of         Investment        Ratio of           Investment
                              Expenses to      Income (Loss)      Expenses to        Income (Loss)
                              Average Net        to Average       Average Net         to Average
      Period Ended             Assets (c)      Net Assets (c)     Assets (c)        Net Assets (c)
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
JNL/AIM LARGE CAP GROWTH FUND

Class A
       12/31/2004                   1.07 %           0.09 %            1.10 %                0.06 %
       12/31/2003                   1.10            (0.41)             1.18                 (0.49)
       12/31/2002                   1.10            (0.33)             1.15                 (0.38)
    10/29(a)-12/31/01               1.10            (0.26)             1.32                 (0.48)

------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
JNL/AIM SMALL CAP GROWTH FUND

Class A
       12/31/2004                   1.16            (0.92)             1.18                 (0.94)
       12/31/2003                   1.15            (0.89)             1.19                 (0.93)
       12/31/2002                   1.15            (0.83)             1.17                 (0.85)
    10/29(a)-12/31/01               1.15            (0.74)             1.24                 (0.83)

------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
JNL/ALGER GROWTH FUND

Class A
       12/31/2004                   1.04             0.11              1.11                  0.04
       12/31/2003                   1.08            (0.27)             1.15                 (0.34)
       12/31/2002                   1.08            (0.25)              n/a                  n/a
       12/31/2001                   1.07            (0.23)              n/a                  n/a
       12/31/2000                   1.07            (0.03)              n/a                  n/a

------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
JNL/ALLIANCE CAPITAL GROWTH FUND

Class A
       12/31/2004                   0.88             0.02              0.97                 (0.07)
       12/31/2003                   0.88             0.11              0.91                  0.08
       12/31/2002                   0.88            (0.10)             0.89                 (0.11)
       12/31/2001                   0.87             0.05              0.90                  0.02
       12/31/2000                   0.87             0.01               n/a                  n/a

------------------------------------------------------------------------------------------------------

--------------------------

(a)  Commencement of operations.

(b) Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(c)  Annualized for periods less than one year.

(d)  The Portfolio Turnover excludes dollar roll transactions.




JNL Series Trust
Financial Highlights

                                                            Increase (Decrease) from
                                                             Investment Operations
                                            -------------------------------------------------------
                             Net Asset      -------------------------------------------------------
                               Value              Net           Net Realized        Total from       Distributions from
                             Beginning        Investment        & Unrealized        Investment        Net Investment
      Period Ended           of Period       Income (Loss)     Gains (Losses)       Operations            Income
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
JNL/EAGLE CORE EQUITY FUND

Class A
       12/31/2004           $  14.17               $ 0.11            $ 0.79               $ 0.90              $ (0.11)
       12/31/2003              11.45                 0.09              2.72                 2.81                (0.09)
       12/31/2002              14.53                 0.10             (3.08)               (2.98)               (0.10)
       12/31/2001              16.21                 0.07             (1.67)               (1.60)               (0.07)
       12/31/2000              18.47                 0.08             (0.08)                   -                (0.09)

-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
JNL/EAGLE SMALLCAP EQUITY FUND

Class A
       12/31/2004              16.81                (0.12)             3.28                 3.16                    -
       12/31/2003              12.01                (0.10)             4.90                 4.80                    -
       12/31/2002              15.55                (0.08)            (3.46)               (3.54)                   -
       12/31/2001              14.20                (0.41)             1.97                 1.56                    -
       12/31/2000              16.97                (0.04)            (2.23)               (2.27)                   -

-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
JNL/FMR BALANCED FUND

Class A
       12/31/2004               9.27                 0.12              0.75                 0.87                (0.12)
       12/31/2003               8.26                 0.12              1.01                 1.13                (0.12)
       12/31/2002               9.05                 0.20             (0.80)               (0.60)               (0.19)
       12/31/2001               9.69                 0.21             (0.65)               (0.44)               (0.20)
    05/01(a)-12/31/00          10.00                 0.11             (0.31)               (0.20)               (0.11)

-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
JNL/FMR CAPITAL GROWTH FUND

Class A
       12/31/2004              13.28                 0.05              2.34                 2.39                    -
       12/31/2003               9.79                (0.06)             3.55                 3.49                    -
       12/31/2002              13.83                (0.07)            (3.97)               (4.04)                   -
       12/31/2001              23.55                (0.11)            (9.35)               (9.46)                   -
       12/31/2000              43.62                (0.20)           (14.90)             (15.10)                    -

-----------------------------------------------------------------------------------------------------------------------




                                                                                                  Supplemental Data
                            Distributions from                                  -------------------------------------------------
                               Net Realized                                     -------------------------------------------------
                                 Gains on                         Net Asset                          Net Assets,
                                Investment        Return of       Value, End          Total         End of Period    Portfolio
      Period Ended             Transactions        Capital        of Period         Return(b)      (in thousands)   Turnover (d)
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
JNL/EAGLE CORE EQUITY FUND

Class A
       12/31/2004            $       -              $ -            $ 14.96             6.32%       $ 357,978        100.79%
       12/31/2003                    -                -              14.17            24.54          245,913         80.50
       12/31/2002                    -                -              11.45           (20.53)         149,242         94.37
       12/31/2001                (0.01)               -              14.53            (9.83)         174,813        102.56
       12/31/2000                (2.17)               -              16.21             0.28          146,888        192.40

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
JNL/EAGLE SMALLCAP EQUITY FUND

Class A
       12/31/2004                    -                -              19.97            18.80          169,746        53.14
       12/31/2003                    -                -              16.81            39.97          109,972        70.06
       12/31/2002                    -                -              12.01           (22.77)          76,198        71.45
       12/31/2001                (0.21)               -              15.55            11.00          112,967        65.36
       12/31/2000                (0.50)               -              14.20           (13.25)          77,200        89.43

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
JNL/FMR BALANCED FUND

Class A
       12/31/2004                    -                -              10.02             9.42          104,564       163.88
       12/31/2003                    -                -               9.27            13.73          114,262        60.48
       12/31/2002                    -                -               8.26            (6.57)          75,591        90.71
       12/31/2001                    -                -               9.05            (4.49)          72,281       105.66
    05/01(a)-12/31/00                -                -               9.69            (2.00)          44,294        41.10

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
JNL/FMR CAPITAL GROWTH FUND

Class A
       12/31/2004                    -                -            15.67              18.00          210,402       231.52
       12/31/2003                    -                -            13.28              35.65          158,013        31.95
       12/31/2002                    -                -             9.79             (29.21)         135,669        56.03
       12/31/2001                (0.26)               -            13.83             (40.19)         260,726        96.69
       12/31/2000                (4.97)               -            23.55             (34.74)         496,830       110.81

---------------------------------------------------------------------------------------------------------------------------------



                                                                   Assuming No Expense Reimburse-
                                                                    ment or Fees Paid Indirectly
                                                                --------------------------------------
                                                                --------------------------------------
                                                Ratio of Net                         Ratio of Net
                                Ratio of         Investment        Ratio of           Investment
                              Expenses to      Income (Loss)      Expenses to        Income (Loss)
                              Average Net        to Average       Average Net         to Average
      Period Ended             Assets (c)      Net Assets (c)     Assets (c)        Net Assets (c)
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
JNL/EAGLE CORE EQUITY FUND

Class A
       12/31/2004                 0.96 %           0.85 %            1.00 %                0.81 %
       12/31/2003                 0.97             0.83              1.01                  0.79
       12/31/2002                 0.97             0.78              1.00                  0.75
       12/31/2001                 0.97             0.58              0.99                  0.56
       12/31/2000                 0.97             0.57               n/a                  n/a

-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
JNL/EAGLE SMALLCAP EQUITY FUND

Class A
       12/31/2004                 1.06            (0.76)             1.07                 (0.77)
       12/31/2003                 1.05            (0.75)             1.10                 (0.80)
       12/31/2002                 1.05            (0.49)             1.08                 (0.52)
       12/31/2001                 1.05            (0.31)             1.07                 (0.33)
       12/31/2000                 1.05            (0.30)              n/a                  n/a

-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
JNL/FMR BALANCED FUND

Class A
       12/31/2004                 1.03             1.25              1.04                  1.24
       12/31/2003                 1.05             1.64              1.07                  1.62
       12/31/2002                 1.05             2.11              1.07                  2.09
       12/31/2001                 1.05             2.48              1.06                  2.47
    05/01(a)-12/31/00             1.05             2.42               n/a                  n/a

-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
JNL/FMR CAPITAL GROWTH FUND

Class A
       12/31/2004                 1.02             0.39              1.04                  0.37
       12/31/2003                 1.05            (0.51)             1.07                 (0.53)
       12/31/2002                 1.04            (0.51)             1.09                 (0.56)
       12/31/2001                 1.01            (0.61)             1.03                 (0.63)
       12/31/2000                 0.99            (0.67)              n/a                  n/a

-----------------------------------------------------------------------------------------------------

--------------------------

(a)  Commencement of operations.

(b) Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(c)  Annualized for periods less than one year.

(d)  The Portfolio Turnover excludes dollar roll transactions.




JNL Series Trust
Financial Highlights

                                                            Increase (Decrease) from
                                                             Investment Operations
                                            -------------------------------------------------------
                             Net Asset      -------------------------------------------------------
                               Value              Net           Net Realized        Total from       Distributions from
                             Beginning        Investment        & Unrealized        Investment        Net Investment
      Period Ended           of Period       Income (Loss)     Gains (Losses)       Operations            Income
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
JNL/JPMORGAN INTERNATIONAL VALUE FUND

Class A
       12/31/2004           $    7.65               $ 0.07            $ 1.65               $ 1.72              $ (0.08)
       12/31/2003                5.56                    -              2.19                 2.19                (0.10)
       12/31/2002                7.75                 0.07             (2.13)               (2.06)               (0.13)
       12/31/2001                9.79                 0.09             (2.08)               (1.99)               (0.04)
       12/31/2000               13.15                 0.04             (2.10)               (2.06)               (0.06)

-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
JNL/LAZARD MID CAP VALUE FUND

Class A
       12/31/2004               13.16                 0.02              3.21                 3.23                (0.02)
       12/31/2003               10.23                 0.04              2.92                 2.96                (0.03)
       12/31/2002               11.97                 0.03             (1.72)               (1.69)               (0.03)
       12/31/2001               11.75                 0.06              1.50                 1.56                (0.06)
       12/31/2000                9.63                 0.03              2.40                 2.43                (0.03)

-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
JNL/LAZARD SMALL CAP VALUE FUND

Class A
       12/31/2004               13.05                (0.02)             2.03                 2.01                (0.01)
       12/31/2003                9.40                 0.01              3.64                 3.65                    -
       12/31/2002               11.40                    -             (1.96)               (1.96)                   -
       12/31/2001               10.28                 0.02              1.77                 1.79                (0.02)
       12/31/2000                8.84                 0.02              1.45                 1.47                (0.03)

-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT BOND INDEX FUND

Class A
       12/31/2004               10.47                 0.35              0.04                 0.39                (0.03)
       12/31/2003               10.48                 0.23              0.07                 0.30                (0.19)
    01/15(a)-12/31/02           10.00                 0.36              0.50                 0.86                (0.36)

-----------------------------------------------------------------------------------------------------------------------


                                                                                                  Supplemental Data
                            Distributions from                                  -------------------------------------------------
                               Net Realized                                     -------------------------------------------------
                                 Gains on                         Net Asset                          Net Assets,
                                Investment        Return of       Value, End          Total         End of Period    Portfolio
      Period Ended             Transactions        Capital        of Period         Return(b)      (in thousands)   Turnover (d)
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
JNL/JPMORGAN INTERNATIONAL VALUE FUND

Class A
       12/31/2004               $       -           $ -            $ 9.29            22.54%         $ 82,081          90.31%
       12/31/2003                       -             -              7.65            39.43            29,609         131.90
       12/31/2002                       -             -              5.56           (26.59)            5,642         146.48
       12/31/2001                   (0.01)            -              7.75           (20.33)            7,304          82.18
       12/31/2000                   (1.24)            -              9.79           (15.45)            9,264         120.75

--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
JNL/LAZARD MID CAP VALUE FUND

Class A
       12/31/2004                   (1.71)            -            14.66             24.72           222,542        100.95
       12/31/2003                       -             -            13.16             28.89           142,798         88.62
       12/31/2002                   (0.02)            -            10.23            (14.08)           76,890         98.18
       12/31/2001                   (1.28)            -            11.97             13.24            26,886        143.12
       12/31/2000                   (0.28)            -            11.75             25.37            15,478        134.53

--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
JNL/LAZARD SMALL CAP VALUE FUND

Class A
       12/31/2004                   (1.24)            -            13.81             15.38           218,851        105.06
       12/31/2003                       -             -            13.05             38.83           155,191         70.95
       12/31/2002                   (0.04)            -             9.40            (17.22)           74,559         94.87
       12/31/2001                   (0.65)            -            11.40             17.34            35,164         78.01
       12/31/2000                       -             -            10.28             16.60            14,614         58.07

--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT BOND INDEX FUND

Class A
       12/31/2004                       -             -            10.83              3.74           116,440       155.71 (d)
       12/31/2003                   (0.12)            -            10.47              2.87            83,547        70.57
    01/15(a)-12/31/02               (0.02)            -            10.48              8.55            34,286        77.16

--------------------------------------------------------------------------------------------------------------------------------



                                                                   Assuming No Expense Reimburse-
                                                                    ment or Fees Paid Indirectly
                                                                --------------------------------------
                                                                --------------------------------------
                                                Ratio of Net                         Ratio of Net
                                Ratio of         Investment        Ratio of           Investment
                              Expenses to      Income (Loss)      Expenses to        Income (Loss)
                              Average Net        to Average       Average Net         to Average
      Period Ended             Assets (c)      Net Assets (c)     Assets (c)        Net Assets (c)
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
JNL/JPMORGAN INTERNATIONAL VALUE FUND

Class A
       12/31/2004                1.13 %           1.14 %          n/a %                n/a %
       12/31/2003                1.12             0.75            n/a                  n/a
       12/31/2002                1.08             0.95            n/a                  n/a
       12/31/2001                1.07             1.07            n/a                  n/a
       12/31/2000                1.07             0.40            n/a                  n/a

--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
JNL/LAZARD MID CAP VALUE FUND

Class A
       12/31/2004                1.08             0.20              1.13                  0.15
       12/31/2003                1.08             0.40              1.17                  0.31
       12/31/2002                1.08             0.41              1.12                  0.37
       12/31/2001                1.07             0.65              1.20                  0.52
       12/31/2000                1.07             0.37               n/a                  n/a

--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
JNL/LAZARD SMALL CAP VALUE FUND

Class A
       12/31/2004                1.12            (0.20)             1.18                 (0.26)
       12/31/2003                1.13             0.17              1.20                  0.10
       12/31/2002                1.14            (0.03)             1.17                 (0.06)
       12/31/2001                1.15             0.32              1.21                  0.26
       12/31/2000                1.15             0.36               n/a                  n/a

--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT BOND INDEX FUND

Class A
       12/31/2004                0.61             3.31               n/a                  n/a
       12/31/2003                0.60             3.29               n/a                  n/a
    01/15(a)-12/31/02            0.60             4.12               n/a                  n/a

--------------------------------------------------------------------------------------------------------

--------------------------

(a)  Commencement of operations.

(b) Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(c)  Annualized for periods less than one year.

(d)  The Portfolio  Turnover  excludes dollar roll  transactions.  The Portfolio
     Turnover   including  dollar  roll  transactions  for  JNL/Mellon   Capital
     Management Bond Index Fund is 215.24%.



JNL Series Trust
Financial Highlights

                                                            Increase (Decrease) from
                                                             Investment Operations
                                            -------------------------------------------------------
                             Net Asset      -------------------------------------------------------
                               Value              Net           Net Realized        Total from       Distributions from
                             Beginning        Investment        & Unrealized        Investment        Net Investment
      Period Ended           of Period       Income (Loss)     Gains (Losses)       Operations            Income
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT ENHANCED S&P 500 STOCK INDEX FUND

Class A
       12/31/2004           $   7.93               $ 0.07            $ 0.82               $ 0.89              $ (0.02)
       12/31/2003               6.16                 0.03              1.76                 1.79                (0.02)
       12/31/2002               8.21                 0.04             (2.09)               (2.05)                   -
       12/31/2001               9.34                 0.03             (1.13)               (1.10)               (0.03)
       12/31/2000              10.58                 0.04             (1.24)               (1.20)               (0.03)

-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND

Class A
       12/31/2004              11.45                 0.16              2.07                 2.23                (0.01)
       12/31/2003               8.44                 0.10              3.04                 3.14                (0.13)
    01/15(a)-12/31/02          10.00                 0.15             (1.51)               (1.36)               (0.20)

-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT S&P 400 MIDCAP INDEX FUND

Class A
       12/31/2004              11.47                 0.06              1.75                 1.81                    -
       12/31/2003               8.55                 0.03              2.92                 2.95                (0.03)
    01/15(a)-12/31/02          10.00                 0.06             (1.45)               (1.39)               (0.06)

-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT S&P 500 INDEX FUND

Class A
       12/31/2004               9.84                 0.12              0.87                 0.99                (0.12)
       12/31/2003               7.79                 0.03              2.13                 2.16                (0.08)
    01/15(a)-12/31/02          10.00                 0.05             (2.26)               (2.21)                   -

-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT SMALL CAP INDEX FUND

Class A
       12/31/2004              11.46                 0.07              1.93                 2.00                    -
       12/31/2003               7.94                 0.05              3.59                 3.64                (0.04)
    01/15(a)-12/31/02          10.00                 0.08             (2.06)               (1.98)               (0.08)

-------------------------------------------------------------------------------------------------------------------------




                                                                                                  Supplemental Data
                            Distributions from                                  -------------------------------------------------
                               Net Realized                                     -------------------------------------------------
                                 Gains on                         Net Asset                          Net Assets,
                                Investment        Return of       Value, End          Total         End of Period    Portfolio
      Period Ended             Transactions        Capital        of Period         Return(b)      (in thousands)   Turnover (d)
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT ENHANCED S&P 500 STOCK INDEX FUND

Class A
       12/31/2004                $      -           $ -            $ 8.80            11.27 %         $ 181,444          66.90%
       12/31/2003                       -             -              7.93            29.09              89,068         123.94
       12/31/2002                       -             -              6.16           (24.94)             42,071          63.08
       12/31/2001                       -             -              8.21           (11.78)             31,415          55.97
       12/31/2000                   (0.01)            -              9.34           (11.38)             22,622          57.14

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND

Class A
       12/31/2004                       -             -             13.67            19.49             298,098          2.77
       12/31/2003                       -             -             11.45            37.31              97,126          1.66
    01/15(a)-12/31/02                   -             -              8.44           (13.60)             26,518         32.40

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT S&P MIDCAP INDEX FUND

Class A
       12/31/2004                       -             -             13.28            15.79             198,751         13.75
       12/31/2003                       -             -             11.47            34.55              81,077         18.34
    01/15(a)-12/31/02                   -             -              8.55           (13.94)             12,728         60.00

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT S&P INDEX FUND

Class A
       12/31/2004                   (0.05)            -             10.66            10.06             361,845          6.74
       12/31/2003                   (0.03)            -              9.84            27.79             190,338          8.90
    01/15(a)-12/31/02                   -             -              7.79           (22.10)             46,776          1.89

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT SMALL CAP INDEX FUND

Class A
       12/31/2004                   (0.03)            -             13.43            17.42             173,822         17.66
       12/31/2003                   (0.08)            -             11.46            45.88              76,130         38.17
    01/15(a)-12/31/02                   -             -              7.94           (19.79)             20,027         49.44

---------------------------------------------------------------------------------------------------------------------------------



                                                                   Assuming No Expense Reimburse-
                                                                    ment or Fees Paid Indirectly
                                                                --------------------------------------
                                                                --------------------------------------
                                                Ratio of Net                         Ratio of Net
                                Ratio of         Investment        Ratio of           Investment
                              Expenses to      Income (Loss)      Expenses to        Income (Loss)
                              Average Net        to Average       Average Net         to Average
      Period Ended             Assets (c)      Net Assets (c)     Assets (c)        Net Assets (c)
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT ENHANCED S&P STOCK INDEX FUND

Class A
       12/31/2004                0.78 %           1.17 %            0.78 %                1.17 %
       12/31/2003                0.87             0.87              0.89                  0.85
       12/31/2002                0.89             0.69              0.90                  0.68
       12/31/2001                0.90             0.44              n/a                    n/a
       12/31/2000                0.90             0.56              n/a                    n/a

-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL FUND

Class A
       12/31/2004                0.66             1.83              n/a                  n/a
       12/31/2003                0.65             1.59              n/a                  n/a
    01/15(a)-12/31/02            0.65             1.56              n/a                  n/a

-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT S&P 400 MIDCAP INDEX

Class A
       12/31/2004                0.60             0.62              n/a                 n/a
       12/31/2003                0.60             0.65              0.61                0.64
    01/15(a)-12/31/02            0.60             0.60              0.61                0.59

-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT S&P 500 INDEX FUND

Class A
       12/31/2004                0.60             1.49              n/a                 n/a
       12/31/2003                0.60             1.22              0.61                1.21
    01/15(a)-12/31/02            0.60             1.15              0.61                1.14

-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT SMALL CAP INDEX FUND

Class A
       12/31/2004                0.60             0.81              n/a                 n/a
       12/31/2003                0.60             0.75              0.61                0.74
    01/15(a)-12/31/02            0.60             0.96              0.62                0.94

-----------------------------------------------------------------------------------------------------------



--------------------------

(a)  Commencement of operations.

(b) Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(c)  Annualized for periods less than one year.

(d)  The Portfolio Turnover excludes dollar roll transactions.




JNL Series Trust
Financial Highlights

                                                            Increase (Decrease) from
                                                             Investment Operations
                                            -------------------------------------------------------
                             Net Asset      -------------------------------------------------------
                               Value              Net           Net Realized        Total from       Distributions from
                             Beginning        Investment        & Unrealized        Investment        Net Investment
      Period Ended           of Period       Income (Loss)     Gains (Losses)       Operations            Income
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
JNL/OPPENHEIMER GLOBAL GROWTH FUND

Class A
       12/31/2004           $    10.12               $ 0.03            $ 1.78               $ 1.81              $ (0.01)
       12/31/2003                 7.20                 0.03              2.89                 2.92                    -
       12/31/2002                 9.27                 0.03             (2.10)               (2.07)                   -
    05/01(a)-12/31/01            10.00                 0.03             (0.76)               (0.73)                   -

-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
JNL/OPPENHEIMER GROWTH FUND

Class A
       12/31/2004                 8.28                 0.01              0.34                 0.35                    -
       12/31/2003                 7.03                (0.03)             1.28                 1.25                    -
       12/31/2002                 9.41                (0.03)            (2.35)               (2.38)                   -
    05/01(a)-12/31/01            10.00                 0.01             (0.59)               (0.58)               (0.01)

-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
JNL/PIMCO TOTAL RETURN BOND FUND

Class A
       12/31/2004                11.76                 0.17              0.36                 0.53                (0.20)
       12/31/2003                11.60                 0.13              0.42                 0.55                (0.17)
       12/31/2002                10.66                 0.24              0.70                 0.94                    -
       12/31/2001                10.29                 0.30              0.68                 0.98                (0.28)
       12/31/2000                 9.64                 0.45              0.68                 1.13                (0.47)

-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
JNL/PUTNAM EQUITY FUND

Class A
       12/31/2004                16.54                 0.20              1.96                 2.16                (0.11)
       12/31/2003                13.04                 0.08              3.47                 3.55                (0.05)
       12/31/2002                17.18                    -             (4.14)               (4.14)                   -
       12/31/2001                22.91                (0.01)            (5.72)               (5.73)                   -
       12/31/2000                28.45                (0.05)            (5.03)               (5.08)                   -

-----------------------------------------------------------------------------------------------------------------------


                                                                                                  Supplemental Data
                            Distributions from                                  -------------------------------------------------
                               Net Realized                                     -------------------------------------------------
                                 Gains on                         Net Asset                          Net Assets,
                                Investment        Return of       Value, End          Total         End of Period    Portfolio
      Period Ended             Transactions        Capital        of Period         Return(b)      (in thousands)   Turnover (d)
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
JNL/OPPENHEIMER GLOBAL GROWTH FUND

Class A
       12/31/2004                $    -             $ -           $ 11.92             17.93 %       $ 235,047          17.59%
       12/31/2003                     -               -             10.12             40.56           104,625          38.02
       12/31/2002                     -               -              7.20            (22.33)           50,522          64.05
    05/01(a)-12/31/01                 -               -              9.27             (7.30)           59,841          44.80

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/OPPENHEIMER GROWTH FUND

Class A
       12/31/2004                     -               -              8.63               4.23           24,479         124.90
       12/31/2003                     -               -              8.28              17.78           32,993          94.02
       12/31/2002                     -               -              7.03             (25.29)          17,846          55.58
    05/01(a)-12/31/01                 -               -              9.41              (5.82)          13,557          58.88

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/PIMCO TOTAL RETURN BOND FUND

Class A
       12/31/2004                  (0.13)             -             11.96               4.45          390,124         162.80 (d)
       12/31/2003                  (0.22)             -             11.76               4.78          317,301         146.76
       12/31/2002                      -              -             11.60               8.85          211,362         116.05
       12/31/2001                  (0.33)             -             10.66               9.52           54,851         112.25
       12/31/2000                  (0.01)             -             10.29              11.75           21,715         221.61

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/PUTNAM EQUITY FUND

Class A
       12/31/2004                      -              -             18.59              13.04          149,669          91.21
       12/31/2003                      -              -             16.54              27.23          164,927          74.82
       12/31/2002                      -              -             13.04             (24.10)         153,303         123.47
       12/31/2001                      -              -             17.18             (25.01)         282,049          91.77
       12/31/2000                  (0.46)             -             22.91             (17.85)         497,299          77.67

------------------------------------------------------------------------------------------------------------------------------------



                                                                   Assuming No Expense Reimburse-
                                                                    ment or Fees Paid Indirectly
                                                                --------------------------------------
                                                                --------------------------------------
                                                Ratio of Net                         Ratio of Net
                                Ratio of         Investment        Ratio of           Investment
                              Expenses to      Income (Loss)      Expenses to        Income (Loss)
                              Average Net        to Average       Average Net         to Average
      Period Ended             Assets (c)      Net Assets (c)     Assets (c)        Net Assets (c)
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
JNL/OPPENHEIMER GLOBAL GROWTH FUND

Class A
       12/31/2004                  1.06 %           0.56 %          n/a %                n/a %
       12/31/2003                  1.05             0.57            n/a                  n/a
       12/31/2002                  1.05             0.44            n/a                  n/a
    05/01(a)-12/31/01              1.05             0.54            n/a                  n/a

-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
JNL/OPPENHEIMER GROWTH FUND

Class A
       12/31/2004                  1.01             0.12            n/a                  n/a
       12/31/2003                  1.00            (0.49)           n/a                  n/a
       12/31/2002                  1.00            (0.49)           n/a                  n/a
    05/01(a)-12/31/01              1.00             0.17            n/a                  n/a

-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
JNL/PIMCO TOTAL RETURN BOND FUND

Class A
       12/31/2004                  0.81             1.72            n/a                  n/a
       12/31/2003                  0.80             2.02            n/a                  n/a
       12/31/2002                  0.80             3.23            n/a                  n/a
       12/31/2001                  0.80             4.35            n/a                  n/a
       12/31/2000                  0.93 (e)         5.98            n/a                  n/a

-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
JNL/PUTNAM EQUITY FUND

Class A
       12/31/2004                  0.99             0.95              1.06                  0.88
       12/31/2003                  1.00             0.45              1.07                  0.38
       12/31/2002                  0.99             0.23              1.05                  0.17
       12/31/2001                  0.96            (0.07)             0.99                 (0.10)
       12/31/2000                  0.94            (0.22)             0.95                 (0.23)

-----------------------------------------------------------------------------------------------------------

--------------------------

(a)  Commencement of operations.

(b) Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(c)  Annualized for periods less than one year.

(d)  The Portfolio  Turnover  excludes dollar roll  transactions.  The Portfolio
     Turnover including dollar roll transactions for JNL/PIMCO Total Return Bond
     Fund is 352.28%.

(e)  The ratio of net operating expenses was 0.80%.





JNL Series Trust
Financial Highlights

                                                            Increase (Decrease) from
                                                             Investment Operations
                                            -------------------------------------------------------
                             Net Asset      -------------------------------------------------------
                               Value              Net           Net Realized        Total from       Distributions from
                             Beginning        Investment        & Unrealized        Investment        Net Investment
      Period Ended           of Period       Income (Loss)     Gains (Losses)       Operations            Income
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
JNL/PUTNAM INTERNATIONAL EQUITY FUND

Class A
       12/31/2004           $    9.61               $ 0.10            $ 1.47               $ 1.57              $ (0.14)
       12/31/2003                7.59                 0.10              2.06                 2.16                (0.14)
       12/31/2002                9.66                 0.08             (2.07)               (1.99)               (0.08)
       12/31/2001               12.23                 0.08             (2.56)               (2.48)               (0.07)
       12/31/2000               16.79                 0.08             (2.49)               (2.41)               (0.01)

-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
JNL/PUTNAM MIDCAP GROWTH FUND

Class A
       12/31/2004                6.82                (0.04)             1.31                 1.27                    -
       12/31/2003                5.11                (0.03)             1.74                 1.71                    -
       12/31/2002                7.23                (0.04)            (2.08)               (2.12)                   -
       12/31/2001                9.90                (0.05)            (2.62)               (2.67)                   -
    05/01(a)-12/31/00           10.00                    -             (0.10)               (0.10)                   -

-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
JNL/PUTNAM VALUE EQUITY FUND

Class A
       12/31/2004               16.09                 0.24              1.33                 1.57                (0.24)
       12/31/2003               13.06                 0.16              3.04                 3.20                (0.17)
       12/31/2002               16.50                 0.16             (3.44)               (3.28)               (0.16)
       12/31/2001               17.78                 0.15             (1.27)               (1.12)               (0.16)
       12/31/2000               16.78                 0.16              1.00                 1.16                (0.16)

-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
JNL/S&P MANAGED AGGRESSIVE GROWTH FUND

Class A
       12/31/2004               10.57                 0.02              1.31                 1.33                (0.01)
       12/31/2003                8.44                 0.06              2.20                 2.26                (0.13)
       12/31/2002               10.45                 0.06             (1.97)               (1.91)               (0.10)
       12/31/2001               12.86                 0.02             (1.38)               (1.36)               (0.35)
       12/31/2000               14.69                (0.10)            (1.28)               (1.38)               (0.17)

-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
JNL/S&P MANAGED CONSERVATIVE FUND

Class A
10/04(a)-12/31/04               10.00                 0.14              0.21                 0.35                    -

-----------------------------------------------------------------------------------------------------------------------



                                                                                                  Supplemental Data
                            Distributions from                                  -------------------------------------------------
                               Net Realized                                     -------------------------------------------------
                                 Gains on                         Net Asset                          Net Assets,
                                Investment        Return of       Value, End          Total         End of Period    Portfolio
      Period Ended             Transactions        Capital        of Period         Return(b)      (in thousands)   Turnover (d)
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
JNL/PUTNAM INTERNATIONAL EQUITY FUND

Class A
       12/31/2004               $      -            $ -             $ 11.04           16.34 %         $ 94,998         75.17%
       12/31/2003                      -              -                9.61           28.53             96,811        113.94
       12/31/2002                      -              -                7.59          (20.58)            78,272        134.52
       12/31/2001                  (0.02)             -                9.66          (20.29)           103,972         66.42
       12/31/2000                  (2.14)             -               12.23          (13.99)           126,816        138.12

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
JNL/PUTNAM MIDCAP GROWTH FUND

Class A
       12/31/2004                      -              -                8.09            18.62            33,829        111.57
       12/31/2003                      -              -                6.82            33.46            28,909        116.81
       12/31/2002                      -              -                5.11           (29.32)           18,647        116.70
       12/31/2001                      -              -                7.23           (26.97)           29,541        211.61
    05/01(a)-12/31/00                  -              -                9.90            (1.00)           46,122         58.67

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
JNL/PUTNAM VALUE EQUITY FUND

Class A
       12/31/2004                       -             -               17.42             9.76           215,615         46.27
       12/31/2003                       -             -               16.09            24.55           309,732         67.86
       12/31/2002                       -             -               13.06           (19.87)          256,100         62.19
       12/31/2001                       -             -               16.50            (6.32)          347,246         82.54
       12/31/2000                       -             -               17.78             6.96           422,750         86.43

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
JNL/S&P MANAGED AGGRESSIVE GROWTH FUND

Class A
       12/31/2004                       -             -               11.89            12.61           670,711         62.01
       12/31/2003                       -             -               10.57            26.80           164,016          3.87
       12/31/2002                       -             -                8.44           (18.26)           97,110         37.53
       12/31/2001                   (0.70)            -               10.45           (10.58)          107,519         67.65
       12/31/2000                   (0.28)            -               12.86            (9.37)           95,075         24.94

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
JNL/S&P MANAGED CONSERVATIVE FUND

Class A
10/04(a)-12/31/04                       -             -               10.35             3.50            13,909         13.03

---------------------------------------------------------------------------------------------------------------------------------



                                                                   Assuming No Expense Reimburse-
                                                                    ment or Fees Paid Indirectly
                                                                --------------------------------------
                                                                --------------------------------------
                                                Ratio of Net                         Ratio of Net
                                Ratio of         Investment        Ratio of           Investment
                              Expenses to      Income (Loss)      Expenses to        Income (Loss)
                              Average Net        to Average       Average Net         to Average
      Period Ended             Assets (c)      Net Assets (c)     Assets (c)        Net Assets (c)
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
JNL/PUTNAM INTERNATIONAL EQUITY FUND

Class A
       12/31/2004                  1.17 %           0.96 %            1.19 %                0.94 %
       12/31/2003                  1.23             1.17              1.26                  1.14
       12/31/2002                  1.18             0.83              1.21                  0.80
       12/31/2001                  1.17             0.76              1.18                  0.75
       12/31/2000                  1.17             0.44               n/a                  n/a

-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
JNL/PUTNAM MIDCAP GROWTH FUND

Class A
       12/31/2004                  1.06            (0.62)             1.14                 (0.70)
       12/31/2003                  1.05            (0.52)             1.11                 (0.58)
       12/31/2002                  1.05            (0.62)             1.10                 (0.67)
       12/31/2001                  1.05            (0.46)             1.09                 (0.50)
    05/01(a)-12/31/00              1.05            (0.09)             1.06                 (0.10)

-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
JNL/PUTNAM VALUE EQUITY FUND

Class A
       12/31/2004                  0.97             1.24              1.01                  1.20
       12/31/2003                  0.98             1.16              1.03                  1.11
       12/31/2002                  0.98             1.06              1.01                  1.03
       12/31/2001                  0.96             0.89              0.99                  0.86
       12/31/2000                  0.96             1.05              0.97                  1.04

-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
JNL/S&P MANAGED AGGRESSIVE GROWTH FUND

Class A
       12/31/2004                  0.18             0.41                n/a                  n/a
       12/31/2003                  0.20             0.97                n/a                  n/a
       12/31/2002                  0.20             0.77                n/a                  n/a
       12/31/2001                  0.20             1.16                n/a                  n/a
       12/31/2000                  0.20             1.62                n/a                  n/a

-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
JNL/S&P MANAGED CONSERVATIVE FUND

Class A
10/04(a)-12/31/04                  0.18            12.94                n/a                  n/a

-------------------------------------------------------------------------------------------------------


--------------------------

(a)  Commencement of operations.

(b) Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(c)  Annualized for periods less than one year.

(d)  The Portfolio Turnover excludes dollar roll transactions.





JNL Series Trust
Financial Highlights

                                                            Increase (Decrease) from
                                                             Investment Operations
                                            -------------------------------------------------------
                             Net Asset      -------------------------------------------------------
                               Value              Net           Net Realized        Total from       Distributions from
                             Beginning        Investment        & Unrealized        Investment        Net Investment
      Period Ended           of Period       Income (Loss)     Gains (Losses)       Operations            Income
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
JNL/S&P MANAGED GROWTH FUND

Class A
       12/31/2004           $   11.07           $ 0.07            $ 1.19               $ 1.26              $ (0.06)
       12/31/2003                9.25             0.08              1.93                 2.01                (0.19)
       12/31/2002               10.70             0.08             (1.41)               (1.33)               (0.12)
       12/31/2001               12.37             0.01             (0.92)               (0.91)               (0.32)
       12/31/2000               13.42             0.03             (0.62)               (0.59)               (0.21)

-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
JNL/S&P MANAGED MODERATE FUND

Class A
10/04(a)-12/31/04               10.00             0.11              0.43                 0.54                    -

-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
JNL/S&P MANAGED MODERATE GROWTH FUND

Class A
       12/31/2004               10.91             0.12              0.92                 1.04                (0.11)
       12/31/2003                9.48             0.10              1.58                 1.68                (0.25)
       12/31/2002               10.54             0.10             (0.99)               (0.89)               (0.17)
       12/31/2001               11.83             0.08             (0.65)               (0.57)               (0.34)
       12/31/2000               12.45             0.11             (0.31)               (0.20)               (0.23)

-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
JNL/SALOMON BROTHERS HIGH YIELD BOND FUND

Class A
       12/31/2004                8.03             0.17              0.49                 0.66                (0.18)
       12/31/2003                6.98             0.75              1.05                 1.80                (0.75)
       12/31/2002                7.42             0.87             (0.44)                0.43                (0.87)
       12/31/2001                7.67             0.65             (0.24)                0.41                (0.66)
       12/31/2000                8.71             0.64             (1.05)               (0.41)               (0.63)

-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
JNL/SALOMON BROTHERS STRATEGIC BOND FUND

Class A
       12/31/2004               11.40             0.56              0.23                 0.79                (0.53)
       12/31/2003               10.63             0.49              0.95                 1.44                (0.52)
       12/31/2002               10.41             0.65              0.22                 0.87                (0.65)
       12/31/2001               10.37             0.68              0.01                 0.69                (0.65)
       12/31/2000               10.25             0.68              0.06                 0.74                (0.62)

-----------------------------------------------------------------------------------------------------------------------





                                                                                                  Supplemental Data
                            Distributions from                                  -------------------------------------------------
                               Net Realized                                     -------------------------------------------------
                                 Gains on                         Net Asset                          Net Assets,
                                Investment        Return of       Value, End          Total         End of Period    Portfolio
      Period Ended             Transactions        Capital        of Period         Return(b)      (in thousands)   Turnover (d)
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
JNL/S&P MANAGED GROWTH FUND

Class A
       12/31/2004                 $ (0.04)         $ -             $ 12.23          11.41 %         $ 1,001,562       46.80%
       12/31/2003                       -            -               11.07          21.73               609,887        3.33
       12/31/2002                       -            -                9.25         (12.40)              331,543       32.67
       12/31/2001                   (0.44)           -               10.70          (7.34)              298,741       59.64
       12/31/2000                   (0.25)           -               12.37          (4.35)              222,052       19.23

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/S&P MANAGED MODERATE FUND

Class A
10/04(a)-12/31/04                       -            -               10.54           5.40               19,873         0.39

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/S&P MANAGED MODERATE GROWTH FUND

Class A
       12/31/2004                   (0.17)           -               11.67           9.58              619,106        38.10
       12/31/2003                       -            -               10.91          17.75              402,322         2.24
       12/31/2002                       -            -                9.48          (8.48)             227,833        31.43
       12/31/2001                   (0.38)           -               10.54          (4.78)             187,495        49.46
       12/31/2000                   (0.19)           -               11.83          (1.55)             139,701        25.30

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/SALOMON BROTHERS HIGH YIELD BOND FUND

Class A
       12/31/2004                       -            -                8.51           8.22             284,949        149.00
       12/31/2003                       -            -                8.03          25.79              19,464         71.74
       12/31/2002                       -            -                6.98           5.76              17,079         77.04
       12/31/2001                       -            -                7.42           5.33              20,220         48.73
       12/31/2000                       -            -                7.67          (4.67)             16,437         35.52

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/SALOMON BROTHERS STRATEGIC BOND FUND

Class A
       12/31/2004                   (0.19)           -               11.47           6.91             236,706         74.16 (d)
       12/31/2003                   (0.15)           -               11.40          13.53             197,923         61.03
       12/31/2002                       -            -               10.63           8.38             125,881         83.34
       12/31/2001                       -            -               10.41           6.71             123,310         86.36
       12/31/2000                       -            -               10.37           7.28             116,654         93.13

------------------------------------------------------------------------------------------------------------------------------------



                                                                   Assuming No Expense Reimburse-
                                                                    ment or Fees Paid Indirectly
                                                                --------------------------------------
                                                                --------------------------------------
                                                Ratio of Net                         Ratio of Net
                                Ratio of         Investment        Ratio of           Investment
                              Expenses to      Income (Loss)      Expenses to        Income (Loss)
                              Average Net        to Average       Average Net         to Average
      Period Ended             Assets (c)      Net Assets (c)     Assets (c)        Net Assets (c)
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
JNL/S&P MANAGED GROWTH FUND

Class A
       12/31/2004                   0.17 %           0.67 %          n/a %                n/a %
       12/31/2003                   0.20             1.40            n/a                  n/a
       12/31/2002                   0.20             1.26            n/a                  n/a
       12/31/2001                   0.20             1.66            n/a                  n/a
       12/31/2000                   0.20             2.61            n/a                  n/a

----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
JNL/S&P MANAGED MODERATE FUND

Class A
10/04(a)-12/31/04                   0.18            11.25            n/a                  n/a

----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
JNL/S&P MANAGED MODERATE GROWTH FUND

Class A
       12/31/2004                   0.18             1.20            n/a                  n/a
       12/31/2003                   0.20             1.79            n/a                  n/a
       12/31/2002                   0.20             1.75            n/a                  n/a
       12/31/2001                   0.20             2.42            n/a                  n/a
       12/31/2000                   0.20             3.53            n/a                  n/a

----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
JNL/SALOMON BROTHERS HIGH YIELD BOND FUND

Class A
       12/31/2004                   0.83             6.97            n/a                  n/a
       12/31/2003                   0.90             8.47            n/a                  n/a
       12/31/2002                   0.90             8.88            n/a                  n/a
       12/31/2001                   0.90             8.54            n/a                  n/a
       12/31/2000                   0.90             9.17            n/a                  n/a

----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
JNL/SALOMON BROTHERS STRATEGIC BOND FUND

Class A
       12/31/2004                   0.94             4.63            n/a                  n/a
       12/31/2003                   0.95             5.03            n/a                  n/a
       12/31/2002                   0.95             6.22            n/a                  n/a
       12/31/2001                   0.98 (e)         6.46            n/a                  n/a
       12/31/2000                   0.95             7.42            n/a                  n/a

----------------------------------------------------------------------------------------------------------

--------------------------

(a)  Commencement of operations.

(b) Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(c)  Annualized for periods less than one year.

(d)  The Portfolio  Turnover  excludes dollar roll  transactions.  The Portfolio
     Turnover  including  dollar  roll  transactions  for  JNL/Salomon  Brothers
     Stratigic Bond Fund is 422.85%.

(e)  The ratio of net operating expenses was 0.95%.






JNL Series Trust
Financial Highlights

                                                            Increase (Decrease) from
                                                             Investment Operations
                                            -------------------------------------------------------
                             Net Asset      -------------------------------------------------------
                               Value              Net           Net Realized        Total from       Distributions from
                             Beginning        Investment        & Unrealized        Investment        Net Investment
      Period Ended           of Period       Income (Loss)     Gains (Losses)       Operations            Income
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
JNL/SALOMON BROTHERS U.S. GOVERNMENT & QUALITY BOND FUND

Class A
       12/31/2004           $  11.47               $ 0.54           $ (0.10)              $ 0.44              $ (0.53)
       12/31/2003              11.89                 0.45             (0.31)                0.14                (0.42)
       12/31/2002              11.17                 0.42              0.86                 1.28                (0.42)
       12/31/2001              10.96                 0.50              0.25                 0.75                (0.49)
       12/31/2000              10.36                 0.60              0.59                 1.19                (0.59)

-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
JNL/SELECT BALANCED FUND

Class A
       12/31/2004              15.55                 0.36              1.33                 1.69                (0.02)
       12/31/2003              13.14                 0.32              2.51                 2.83                (0.30)
       12/31/2002              14.00                 0.42             (0.69)               (0.27)               (0.42)
       12/31/2001              13.13                 0.41              0.98                 1.39                (0.44)
       12/31/2000              12.60                 0.50              0.52                 1.02                (0.46)

-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
JNL/SELECT GLOBAL GROWTH FUND

Class A
       12/31/2004              17.43                 0.10              1.88                 1.98                    -
       12/31/2003              14.06                 0.13              3.24                 3.37                    -
       12/31/2002              19.48                 0.10             (5.38)               (5.28)               (0.14)
       12/31/2001              25.97                 0.08             (6.19)               (6.11)               (0.35)
       12/31/2000              35.69                 0.07             (6.55)               (6.48)               (0.59)

-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
JNL/SELECT LARGE CAP GROWTH FUND

Class A
       12/31/2004              17.65                (0.02)             2.08                 2.06                    -
       12/31/2003              13.03                (0.04)             4.66                 4.62                    -
       12/31/2002              18.55                (0.04)            (5.48)               (5.52)                   -
       12/31/2001              26.65                    -             (8.04)               (8.04)               (0.01)
       12/31/2000              39.97                 0.16             (8.45)               (8.29)               (0.51)

-----------------------------------------------------------------------------------------------------------------------





                                                                                                  Supplemental Data
                            Distributions from                                  -------------------------------------------------
                               Net Realized                                     -------------------------------------------------
                                 Gains on                         Net Asset                          Net Assets,
                                Investment        Return of       Value, End          Total         End of Period    Portfolio
      Period Ended             Transactions        Capital        of Period         Return(b)      (in thousands)   Turnover (d)
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
JNL/SALOMON BROTHERS U.S. GOVERNMENT & QUALITY BOND FUND

Class A
       12/31/2004             $   (0.07)             $ -          $ 11.31             3.85 %         $ 197,863        64.93% (d)
       12/31/2003                 (0.14)               -            11.47             1.18             257,274        43.56
       12/31/2002                 (0.14)               -            11.89            11.47             304,265        35.72
       12/31/2001                 (0.05)               -            11.17             6.92             226,275        69.10
       12/31/2000                     -                -            10.96            11.50             138,122        49.09

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/SELECT BALANCED FUND

Class A
       12/31/2004                 (0.10)               -            17.12            10.88             381,316       120.61
       12/31/2003                 (0.12)               -            15.55            21.57             303,892        54.21
       12/31/2002                 (0.17)               -            13.14            (1.93)            217,013        68.30
       12/31/2001                 (0.08)               -            14.00            10.57             212,196        42.38
       12/31/2000                 (0.03)               -            13.13             8.25             155,270        25.76

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/SELECT GLOBAL GROWTH FUND

Class A
       12/31/2004                     -                -            19.41            11.36             217,952       296.09
       12/31/2003                     -                -            17.43            23.97             197,288       120.39
       12/31/2002                     -                -            14.06           (27.12)            206,070        65.19
       12/31/2001                 (0.03)               -            19.48           (23.50)            389,796        93.37
       12/31/2000                 (2.65)               -            25.97           (18.28)            665,187        65.56

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/SELECT LARGE CAP GROWTH FUND

Class A
       12/31/2004                     -                -            19.71            11.67             295,491       154.46
       12/31/2003                     -                -            17.65            35.46             257,852        78.47
       12/31/2002                     -                -            13.03           (29.76)            215,884       117.19
       12/31/2001                 (0.05)               -            18.55           (30.18)            436,946       100.02
       12/31/2000                 (4.52)               -            26.65           (20.97)            744,972        61.65

-----------------------------------------------------------------------------------------------------------------------------------


                                                                   Assuming No Expense Reimburse-
                                                                    ment or Fees Paid Indirectly
                                                                --------------------------------------
                                                                --------------------------------------
                                                Ratio of Net                         Ratio of Net
                                Ratio of         Investment        Ratio of           Investment
                              Expenses to      Income (Loss)      Expenses to        Income (Loss)
                              Average Net        to Average       Average Net         to Average
      Period Ended             Assets (c)      Net Assets (c)     Assets (c)        Net Assets (c)
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
JNL/SALOMON BROTHERS U.S. GOVERNMENT & QUALITY BOND FUND

Class A
       12/31/2004                 0.79 %           3.92 %          n/a %                n/a %
       12/31/2003                 0.78             3.26            n/a                  n/a
       12/31/2002                 0.78             4.26            n/a                  n/a
       12/31/2001                 0.82 (e)         5.09            n/a                  n/a
       12/31/2000                 0.80             6.06            n/a                  n/a

------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
JNL/SELECT BALANCED FUND

Class A
       12/31/2004                 0.80             2.42            n/a                  n/a
       12/31/2003                 0.80             2.49            0.81                 2.48
       12/31/2002                 0.81             2.98            0.81                 2.98
       12/31/2001                 0.81             3.28            n/a                  n/a
       12/31/2000                 0.82             4.02            n/a                  n/a

------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
JNL/SELECT GLOBAL GROWTH FUND

Class A
       12/31/2004                 1.11             0.58            1.21                  0.48
       12/31/2003                 1.13             0.70            1.18                  0.65
       12/31/2002                 1.07             0.45            1.10                  0.42
       12/31/2001                 1.05             0.42            1.06                  0.41
       12/31/2000                 1.03             0.03            n/a                   n/a

------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
JNL/SELECT LARGE CAP GROWTH FUND

Class A
       12/31/2004                 1.00            (0.09)           1.02                 (0.11)
       12/31/2003                 1.04            (0.28)           1.08                 (0.32)
       12/31/2002                 1.02            (0.18)           1.10                 (0.26)
       12/31/2001                 0.99             0.05            1.02                  0.02
       12/31/2000                 0.98             0.25            n/a                   n/a

------------------------------------------------------------------------------------------------------

--------------------------

(a)  Commencement of operations.

(b) Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(c)  Annualized for periods less than one year.

(d)  The Portfolio  Turnover  excludes dollar roll  transactions.  The Portfolio
     Turnover  including dollar roll transactions for JNL/Salomon  Brothers U.S.
     Governement Quality & Bond Fund is 643.06%.

(e)  The ratio of net operating expenses was 0.79%.





JNL Series Trust
Financial Highlights

                                                            Increase (Decrease) from
                                                             Investment Operations
                                            -------------------------------------------------------
                             Net Asset      -------------------------------------------------------
                               Value              Net           Net Realized        Total from       Distributions from
                             Beginning        Investment        & Unrealized        Investment        Net Investment
      Period Ended           of Period       Income (Loss)     Gains (Losses)       Operations            Income
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
JNL/SELECT MONEY MARKET FUND

Class A
       12/31/2004           $    1.00           $ 0.01               $ -               $ 0.01              $ (0.01)
       12/31/2003                1.00             0.01                 -                 0.01                (0.01)
       12/31/2002                1.00             0.01                 -                 0.01                (0.01)
       12/31/2001                1.00             0.03                 -                 0.03                (0.03)
       12/31/2000                1.00             0.06                 -                 0.06                (0.06)

-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
JNL/SELECT VALUE FUND

Class A
       12/31/2004               14.70             0.12              2.05                 2.17                (0.06)
       12/31/2003               10.97             0.11              3.71                 3.82                (0.03)
    09/30(a)-12/31/02           10.00             0.06              0.91                 0.97                    -

-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
JNL/T.ROWE PRICE ESTABLISHED GROWTH FUND

Class A
       12/31/2004               16.77             0.08              1.58                 1.66                (0.07)
       12/31/2003               12.85             0.02              3.90                 3.92                    -
       12/31/2002               16.78             0.01             (3.92)               (3.91)               (0.02)
       12/31/2001               18.74             0.02             (1.94)               (1.92)                   -
       12/31/2000               21.70                -             (0.11)               (0.11)               (0.01)

-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
JNL/T.ROWE PRICE MID-CAP GROWTH FUND

Class A
       12/31/2004               24.89            (0.13)             4.61                 4.48                    -
       12/31/2003               18.05            (0.12)             7.08                 6.96                    -
       12/31/2002               23.12            (0.15)            (4.92)               (5.07)                   -
       12/31/2001               23.47            (0.13)            (0.22)               (0.35)                   -
       12/31/2000               23.71            (0.04)             1.67                 1.63                    -

-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
JNL/T.ROWE PRICE VALUE FUND

Class A
       12/31/2004               11.92             0.12              1.68                 1.80                (0.08)
       12/31/2003                9.22             0.06              2.70                 2.76                (0.06)
       12/31/2002               11.11             0.09             (1.96)               (1.87)                   -
       12/31/2001               11.14             0.08              0.01                 0.09                (0.08)
    05/01(a)-12/31/00           10.00             0.09              1.16                 1.25                (0.09)

-----------------------------------------------------------------------------------------------------------------------





                                                                                                  Supplemental Data
                            Distributions from                                  -------------------------------------------------
                               Net Realized                                     -------------------------------------------------
                                 Gains on                         Net Asset                          Net Assets,
                                Investment        Return of       Value, End          Total         End of Period    Portfolio
      Period Ended             Transactions        Capital        of Period         Return(b)      (in thousands)   Turnover (d)
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
JNL/SELECT MONEY MARKET FUND

Class A
       12/31/2004               $     -           $   -             $ 1.00            0.78 %        $ 237,815          n/a %
       12/31/2003                     -               -               1.00            0.46            184,440          n/a
       12/31/2002                     -               -               1.00            1.07            214,520          n/a
       12/31/2001                     -               -               1.00            3.45            242,518          n/a
       12/31/2000                     -               -               1.00            5.83            185,012          n/a

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
JNL/SELECT VALUE FUND

Class A
       12/31/2004                 (0.10)              -              16.71           14.77            154,283       136.31
       12/31/2003                 (0.06)              -              14.70           34.80             54,532        16.19
    09/30(a)-12/31/02                 -               -              10.97            9.70             18,004         8.64

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
JNL/T.ROWE PRICE ESTABLISHED GROWTH FUND

Class A
       12/31/2004                     -               -              18.36            9.89            606,885        36.69
       12/31/2003                     -               -              16.77           30.54            474,046        36.37
       12/31/2002                     -               -              12.85          (23.33)           316,367        46.16
       12/31/2001                 (0.04)              -              16.78          (10.23)           474,105        63.38
       12/31/2000                 (2.84)              -              18.74           (0.34)           411,855        77.19

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
JNL/T.ROWE PRICE MID-CAP GROWTH FUND

Class A
       12/31/2004                 (1.50)              -              27.87           18.03            541,739        34.02
       12/31/2003                 (0.12)              -              24.89           38.60            379,541        42.89
       12/31/2002                     -               -              18.05          (21.93)           248,327        42.22
       12/31/2001                     -               -              23.12           (1.49)           366,028        44.26
       12/31/2000                 (1.87)              -              23.47            7.16            419,796        47.90

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
JNL/T.ROWE PRICE VALUE FUND

Class A
       12/31/2004                     -              -              13.64           15.12            485,126        42.10
       12/31/2003                     -              -              11.92           29.97            404,470        28.06
       12/31/2002                 (0.02)             -               9.22          (16.84)           220,106        38.21
       12/31/2001                 (0.04)             -              11.11            0.78            216,408        42.29
    05/01(a)-12/31/00             (0.02)             -              11.14           12.54             26,446        44.84

---------------------------------------------------------------------------------------------------------------------------------





                                                                   Assuming No Expense Reimburse-
                                                                    ment or Fees Paid Indirectly
                                                                --------------------------------------
                                                                --------------------------------------
                                                Ratio of Net                         Ratio of Net
                                Ratio of         Investment        Ratio of           Investment
                              Expenses to      Income (Loss)      Expenses to        Income (Loss)
                              Average Net        to Average       Average Net         to Average
      Period Ended             Assets (c)      Net Assets (c)     Assets (c)        Net Assets (c)
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
JNL/SELECT MONEY MARKET FUND

Class A
       12/31/2004                 0.61 %           0.81 %           n/a %               n/a %
       12/31/2003                 0.69             0.47             n/a                 n/a
       12/31/2002                 0.69             1.07             n/a                 n/a
       12/31/2001                 0.69             3.28             n/a                 n/a
       12/31/2000                 0.70             5.73             n/a                 n/a

------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
JNL/SELECT VALUE FUND

Class A
       12/31/2004                 0.86             1.50             n/a                 n/a
       12/31/2003                 0.85             1.81             0.88                 1.78
    09/30(a)-12/31/02             0.85             2.24             0.98                 2.11

------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
JNL/T.ROWE PRICE ESTABLISHED GROWTH FUND

Class A
       12/31/2004                 0.92             0.51             0.93                 0.50
       12/31/2003                 0.92             0.14             0.95                 0.11
       12/31/2002                 0.92             0.06             0.94                 0.04
       12/31/2001                 0.92             0.12             0.92                 0.12
       12/31/2000                 0.92             0.03             0.92                 0.03

------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
JNL/T.ROWE PRICE MID-CAP GROWTH

Class A
       12/31/2004                 1.02            (0.55)            1.04                (0.57)
       12/31/2003                 1.03            (0.60)            1.04                (0.61)
       12/31/2002                 1.03            (0.67)            1.04                (0.68)
       12/31/2001                 1.02            (0.56)            1.03                (0.57)
       12/31/2000                 1.02            (0.20)            n/a                  n/a

------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
JNL/T.ROWE PRICE VALUE FUND

Class A
       12/31/2004                 0.99             1.01             1.01                 0.99
       12/31/2003                 1.00             1.05             1.02                 1.03
       12/31/2002                 1.00             0.97             1.02                 0.95
       12/31/2001                 1.00             0.93             1.02                 0.91
    05/01(a)-12/31/00             1.00             1.47             1.01                 1.46

------------------------------------------------------------------------------------------------------------


--------------------------

(a)  Commencement of operations.

(b) Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(c)  Annualized for periods less than one year.

(d)  The Portfolio Turnover excludes dollar roll transactions.


                                   PROSPECTUS

                                   MAY 2, 2005

                                JNL SERIES TRUST

You can find more information about the Trust in:

     o The Trust's STATEMENT OF ADDITIONAL INFORMATION (SAI) dated May 2, 2005, which contains further information about the Trust and the Funds, particularly their investment practices and restrictions. The current SAI is on file with the Securities and Exchange Commission
          (SEC) and is incorporated into the Prospectus by reference (which means the SAI is legally part of the Prospectus).

     o The Trust's ANNUAL AND SEMI-ANNUAL REPORTS to shareholders, which show the Fund's actual investments and include financial statements as of the close of the particular annual or semi-annual period. The Annual Report also discusses the market conditions and investment strategies that significantly affected each Fund's performance during the year covered by the report.

You can obtain a copy of the current SAI or the most recent Annual or Semi-Annual Reports without charge, or make other inquiries, by calling 1-800-766-4683 (Annuity and Life Service Center), 1-800-599-5651 (NY Annuity and Life Service Center), 1-800-777-7779 (for contracts purchased through a bank or financial institution) or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution), or writing the JNL Series Trust Service Center, P.O. Box 378002, Denver, Colorado 80237-8003 or by visiting WWW.JNL.COM or WWW.JNLNY.COM.

You also can review and copy information about the Trust (including its current SAI and most recent Annual and Semi-Annual Reports) at the SEC's Public Reference Room in Washington, D.C. Reports and other information about the Trust also are available on the EDGAR database on the SEC's Internet site (HTTP://WWW.SEC.GOV), and copies may be obtained, after payment of a duplicating fee, by electronic request (PUBLICINFO@SEC.GOV) or by writing the SEC's Public Reference Section Washington, D.C., 20549-0102. You can find out about the operation of the Public Reference Section and copying charges by calling 1-202-942-8090.

                                      The Trust's SEC file number is: 811-8894


--------

* The Fund is not available as an investment option. However, the Fund is an underlying Fund in which the JNL/S&P Managed Conservative Fund, JNL/S&P Managed Moderate Fund, JNL/S&P Managed Moderate Growth Fund, JNL/S&P Managed Growth Fund, and the JNL/S&P Managed Aggressive Growth Fund may invest.

1 The Fund is not available as an investment option. However, the Fund is an underlying Fund in which the JNL/S&P Managed Conservative Fund, JNL/S&P Managed Moderate Fund, JNL/S&P Managed Moderate Growth Fund, JNL/S&P Managed Growth Fund, and the JNL/S&P Managed Aggressive Growth Fund may invest.

2 The Fund is not available as an investment option. However, the Fund is an underlying Fund in which the JNL/S&P Managed Conservative Fund, JNL/S&P Managed Moderate Fund, JNL/S&P Managed Moderate Growth Fund, JNL/S&P Managed Growth Fund, and the JNL/S&P Managed Aggressive Growth Fund may invest.

3 The Fund is not available as an investment option. However, the Fund is an underlying Fund in which the JNL/S&P Managed Conservative Fund, JNL/S&P Managed Moderate Fund, JNL/S&P Managed Moderate Growth Fund, JNL/S&P Managed Growth Fund, and the JNL/S&P Managed Aggressive Growth Fund may invest.

4 The Fund is not available as an investment option. However, the Fund is an underlying Fund in which the JNL/S&P Managed Conservative Fund, JNL/S&P Managed Moderate Fund, JNL/S&P Managed Moderate Growth Fund, JNL/S&P Managed Growth Fund, and the JNL/S&P Managed Aggressive Growth Fund may invest.

5 The Fund is not available as an investment option. However, the Fund is an underlying Fund in which the JNL/S&P Managed Conservative Fund, JNL/S&P Managed Moderate Fund, JNL/S&P Managed Moderate Growth Fund, JNL/S&P Managed Growth Fund, and the JNL/S&P Managed Aggressive Growth Fund may invest.

6 The Fund is not available as an investment option. However, the Fund is an underlying Fund in which the JNL/S&P Managed Conservative Fund, JNL/S&P Managed Moderate Fund, JNL/S&P Managed Moderate Growth Fund, JNL/S&P Managed Growth Fund, and the JNL/S&P Managed Aggressive Growth Fund may invest.

* The Fund is not available as an investment option. However, the Fund is an underlying Fund in which the JNL/S&P Managed Conservative Fund, JNL/S&P Managed Moderate Fund, JNL/S&P Managed Moderate Growth Fund, JNL/S&P Managed Growth Fund, and the JNL/S&P Managed Aggressive Growth Fund may invest.

7 The Fund is not available as an investment option. However, the Fund is an underlying Fund in which the JNL/S&P Managed Conservative Fund, JNL/S&P Managed Moderate Fund, JNL/S&P Managed Moderate Growth Fund, JNL/S&P Managed Growth Fund, and the JNL/S&P Managed Aggressive Growth Fund may invest.

8 The Fund is not available as an investment option. However, the Fund is an underlying Fund in which the JNL/S&P Managed Conservative Fund, JNL/S&P Managed Moderate Fund, JNL/S&P Managed Moderate Growth Fund, JNL/S&P Managed Growth Fund, and the JNL/S&P Managed Aggressive Growth Fund may invest.

9 The Fund is not available as an investment option. However, the Fund is an underlying Fund in which the JNL/S&P Managed Conservative Fund, JNL/S&P Managed Moderate Fund, JNL/S&P Managed Moderate Growth Fund, JNL/S&P Managed Growth Fund, and the JNL/S&P Managed Aggressive Growth Fund may invest.

10 The Fund is not available as an investment option. However, the Fund is an underlying Fund in which the JNL/S&P Managed Conservative Fund, JNL/S&P Managed Moderate Fund, JNL/S&P Managed Moderate Growth Fund, JNL/S&P Managed Growth Fund, and the JNL/S&P Managed Aggressive Growth Fund may invest.

1 MSCI EAFE is a trademark of Morgan Stanley Capital International, Inc., and has been licensed for use by Mellon Financial Corporation. The Fund is not sponsored, endorsed, sold or promoted by the Morgan Stanley Capital International, Inc., and Morgan Stanley Capital International, Inc. makes no representation regarding the advisability of investing in the Fund.

11 The Fund is not available as an investment option. However, the Fund is an underlying Fund in which the JNL/S&P Managed Conservative Fund, JNL/S&P Managed Moderate Fund, JNL/S&P Managed Moderate Growth Fund, JNL/S&P Managed Growth Fund, and the JNL/S&P Managed Aggressive Growth Fund may invest.

12 The Fund is not available as an investment option. However, the Fund is an underlying Fund in which the JNL/S&P Managed Conservative Fund, JNL/S&P Managed Moderate Fund, JNL/S&P Managed Moderate Growth Fund, JNL/S&P Managed Growth Fund, and the JNL/S&P Managed Aggressive Growth Fund may invest.

13 The Fund is not available as an investment option. However, the Fund is an underlying Fund in which the JNL/S&P Managed Conservative Fund, JNL/S&P Managed Moderate Fund, JNL/S&P Managed Moderate Growth Fund, JNL/S&P Managed Growth Fund, and the JNL/S&P Managed Aggressive Growth Fund may invest.

14 The Fund is not available as an investment option. However, the Fund is an underlying Fund in which the JNL/S&P Managed Conservative Fund, JNL/S&P Managed Moderate Fund, JNL/S&P Managed Moderate Growth Fund, JNL/S&P Managed Growth Fund, and the JNL/S&P Managed Aggressive Growth Fund may invest.

15 The Fund is not available as an investment option. However, the Fund is an underlying Fund in which the JNL/S&P Managed Conservative Fund, JNL/S&P Managed Moderate Fund, JNL/S&P Managed Moderate Growth Fund, JNL/S&P Managed Growth Fund, and the JNL/S&P Managed Aggressive Growth Fund may invest.

16 The Fund is not available as an investment option. However, the Fund is an underlying Fund in which the JNL/S&P Managed Conservative Fund, JNL/S&P Managed Moderate Fund, JNL/S&P Managed Moderate Growth Fund, JNL/S&P Managed Growth Fund, and the JNL/S&P Managed Aggressive Growth Fund may invest.

17 The Fund is not available as an investment option. However, the Fund is an underlying Fund in which the JNL/S&P Managed Conservative Fund, JNL/S&P Managed Moderate Fund, JNL/S&P Managed Moderate Growth Fund, JNL/S&P Managed Growth Fund, and the JNL/S&P Managed Aggressive Growth Fund may invest.

18 The Fund is not available as an investment option. However, the Fund is an underlying Fund in which the JNL/S&P Managed Conservative Fund, JNL/S&P Managed Moderate Fund, JNL/S&P Managed Moderate Growth Fund, JNL/S&P Managed Growth Fund, and the JNL/S&P Managed Aggressive Growth Fund may invest.

19 The Fund is not available as an investment option. However, the Fund is an underlying Fund in which the JNL/S&P Managed Conservative Fund, JNL/S&P Managed Moderate Fund, JNL/S&P Managed Moderate Growth Fund, JNL/S&P Managed Growth Fund, and the JNL/S&P Managed Aggressive Growth Fund may invest.

20 The Fund is not available as an investment option. However, the Fund is an underlying Fund in which the JNL/S&P Managed Conservative Fund, JNL/S&P Managed Moderate Fund, JNL/S&P Managed Moderate Growth Fund, JNL/S&P Managed Growth Fund, and the JNL/S&P Managed Aggressive Growth Fund may invest.

21 The Fund is not available as an investment option. However, the Fund is an underlying Fund in which the JNL/S&P Managed Conservative Fund, JNL/S&P Managed Moderate Fund, JNL/S&P Managed Moderate Growth Fund, JNL/S&P Managed Growth Fund, and the JNL/S&P Managed Aggressive Growth Fund may invest.

22 The Fund is not available as an investment option. However, the Fund is an underlying Fund in which the JNL/S&P Managed Conservative Fund, JNL/S&P Managed Moderate Fund, JNL/S&P Managed Moderate Growth Fund, JNL/S&P Managed Growth Fund, and the JNL/S&P Managed Aggressive Growth Fund may invest.

                                   PROSPECTUS
                                 CLASS B SHARES
                                   May 2, 2005
                               JNL(R) SERIES TRUST
                    1 Corporate Way o Lansing, Michigan 48951

This Prospectus provides you with the basic information you should know before investing in the JNL Series Trust (Trust).

The shares of the Trust are sold to life insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies. Shares of the Trust may also be sold directly to qualified retirement plans. The Trust currently offers shares in the following separate Funds ("Fund" or "Funds"), each with its own investment objective.

JNL/AIM Large Cap Growth Fund
JNL/AIM Real Estate Fund
JNL/AIM Small Cap Growth Fund
JNL/Alger Growth Fund
JNL/Eagle Core Equity Fund
JNL/Eagle SmallCap Equity Fund
JNL/FMR Balanced Fund
JNL/FMR Capital Growth Fund
JNL/Franklin Templeton Small Cap Value Fund
JNL/Goldman Sachs Mid Cap Value Fund
JNL/JPMorgan International Equity Fund
JNL/JPMorgan International Value Fund
JNL/Lazard Mid Cap Value Fund
JNL/Lazard Small Cap Value Fund
JNL/Mellon Capital Management S&P 500 Index Fund
JNL/Mellon Capital Management S&P 400 MidCap Index Fund
JNL/Mellon Capital Management Small Cap Index Fund
JNL/Mellon Capital Management International Index Fund
JNL/Mellon Capital Management Bond Index Fund
JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund
JNL/Oppenheimer Global Growth Fund
JNL/Oppenheimer Growth Fund
JNL/PIMCO Total Return Bond Fund
JNL/Putnam Equity Fund
JNL/Putnam Midcap Growth Fund
JNL/Putnam Value Equity Fund
JNL/Salomon Brothers High Yield Bond Fund
JNL/Salomon Brothers Strategic Bond Fund
JNL/Salomon Brothers U.S. Government & Quality Bond Fund
JNL/Select Balanced Fund
JNL/Select Global Growth Fund
JNL/Select Large Cap Growth Fund
JNL/Select Money Market Fund
JNL/Select Value Fund
JNL/T. Rowe Price Established Growth Fund
JNL/T. Rowe Price Mid-Cap Growth Fund
JNL/T. Rowe Price Value Fund

EACH FUND EXCEPT THE JNL/S&P FUNDS OFFERS TWO CLASSES OF SHARES, CLASS A AND CLASS B. THE JNL/SELECT MONEY MARKET FUND ALSO OFFERS CLASS C SHARES. CLASS B SHARES ARE DESCRIBED IN THIS PROSPECTUS.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE TRUST'S SECURITIES, OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," "500,"
"S&P MidCap 400 Index" and "Standard & Poor's MidCap 400" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Jackson National Life Insurance Company. The JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund, JNL/Mellon Capital Management S&P 500 Index Fund and JNL/Mellon Capital Management S&P 400 MidCap Index Fund are not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P") and S&P makes no representation regarding the advisability of investing in the Funds. Among the fund options considered are index funds based on the S&P 500 and other indexes that are published by S&P. S&P typically receives license fees from the issuers of such funds, some of which may be based on the amount of assets invested in the fund. Please see the Statement of Additional Information which sets forth certain additional disclaimers and limitations of liabilities on behalf of S&P. For more detailed information about the Trust and the Funds, see the Trust's Statement of Additional Information (SAI), which is incorporated by reference into (which means it legally is a part of) this prospectus.
                                 ---------------

                 (This page has been intentionally left blank.)

                                TABLE OF CONTENTS

I. ABOUT THE FUNDS OF THE TRUST..............................................1

INCLUDES A DESCRIPTION OF EACH FUND, ITS INVESTMENT STRATEGIES AND PRINCIPAL RISKS; HISTORIC PERFORMANCE; PERFORMANCE MEASURED AGAINST A RELEVANT BENCHMARK; HIGHEST AND LOWEST PERFORMING QUARTERS; EXPENSES; AND MANAGEMENT OF THE FUND.

II. MANAGEMENT OF THE TRUST................................................154

MANAGEMENT OF THE FUNDS; FUND EXPENSES; SUB-ADVISORY ARRANGEMENTS; ADMINISTRATIVE FEE, CLASSES OF SHARES, BROKERAGE ENHANCEMENT PLAN, INVESTMENT IN TRUST SHARES; SHARE REDEMPTION; AND TAX STATUS.

III. FINANCIAL HIGHLIGHTS..................................................162

THE FINANCIAL HIGHLIGHTS TABLES WILL HELP YOU UNDERSTAND A FUND'S FINANCIAL PERFORMANCE FOR THE PAST FIVE YEARS, OR FOR THE SHORTER LIFE OF THE FUND.

                 (This page has been intentionally left blank.)

                          ABOUT THE FUNDS OF THE TRUST

JNL/AIM LARGE CAP GROWTH FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/AIM Large Cap Growth Fund is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to meet its objective by investing, normally, at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in securities of large-capitalization companies. In complying with this 80% investment requirement, the Fund will invest primarily in marketable equity securities, including convertible securities, but its investments may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Fund's direct investments and may include warrants, futures, options, exchange-traded funds and ADRs. The Fund considers a company to be a large-capitalization company if it has a market capitalization, at the time of purchase, no smaller than the smallest capitalized company included in the Russell 1000(R) Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. As of December 31, 2004, the Fund had a median market capitalization of $19.320 billion, and had 97.58% of assets invested in large capitalization stocks. The Russell 1000 Index is a widely recognized, unmanaged index of common stocks that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which measures the performance of the 3,000 largest U.S. companies based on market capitalization. The Fund may also invest up to 25% of its total assets in foreign securities.

The portfolio managers purchase securities of a limited number of large-cap companies that they believe have the potential for above-average growth in revenues and earnings. The portfolio managers consider whether to sell a particular security when they believe the security no longer has that potential.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose all or a portion of your money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o CONVERTIBLE SECURITIES RISK. The values of the convertible securities in which the Fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the Fund. Also, since a large percentage of the Fund's assets will be invested in a limited number of securities, any change in value of those securities could significantly affect the value of your investment in the Fund.

     o DERIVATIVES RISK. Investing in derivative instruments, such as futures and options, involves special risks. The Fund's sub-adviser must correctly predict price movements, during the life of the derivative, of the underlying asset in order to realize the desired result from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly, and to a greater extent, than other investments, which may increase the volatility of the Fund and create a greater risk of loss.

     o PORTFOLIO TURNOVER. The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If the fund does trade in this way, it may incur increased transaction costs, which can lower the actual return on your investment. Active trading may also increase short-term gains and losses.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to broad-based indices since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

Effective April 30, 2004, the Fund was combined with JNL/AIM Premier Equity II Fund, with the Fund as the surviving Fund. The performance shown is the Fund's historic performance, and does not reflect the performance of the acquired Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31*
-25.47%           30.02%            9.99%
[insert chart]
2002              2003              2004

In the periods shown in the chart, the Fund's highest quarterly return was 12.39% (2nd quarter of 2003) and its lowest quarterly return was -14.46% (2nd quarter of 2002).

* The Fund's returns shown in the bar chart is for the Fund's Class A shares. Class B shares would have substantially similar annual returns, because both Classes of shares represent an investment in the same portfolio of securities, and the annual returns would differ only to the extent that the Classes do not have the same expenses.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------------------- -------------------
                                                                                                Life of Fund*
--------------------------------------------------------------------------------------------- -------------------
JNL/AIM Large Cap Growth Fund (Class B)                                                                  6.37%
S&P 500 Index                                                                                            6.24%
Russell 1000 Growth Index                                                                                1.73%
--------------------------------------------------------------------------------------------- -------------------

The Russell 1000 Growth Index is a style specific index.
The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.
* The Class B shares of the Fund began operations on March 5, 2004.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------ --------------------
                                                                                                       CLASS B
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Management/Administrative Fee*                                                                          0.81%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
12b-1 Service Fee                                                                                       0.00%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Other Expenses                                                                                          0.01%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Total Fund Annual Operating Expenses                                                                    0.82%
------------------------------------------------------------------------------------------------ --------------------

* A reduction in the advisory fee took place on January 1, 2005. These estimates are based on the Fund's actual operating expenses for its most recently completed fiscal year, as adjusted for contractual changes.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

--------------------------------------------------------------------------------------- ------------------------
EXPENSE EXAMPLE                                                                                 CLASS B
--------------------------------------------------------------------------------------- ------------------------
--------------------------------------------------------------------------------------- ------------------------
1 Year                                                                                             $84
--------------------------------------------------------------------------------------- ------------------------
--------------------------------------------------------------------------------------- ------------------------
3 Years                                                                                           $262
--------------------------------------------------------------------------------------- ------------------------
--------------------------------------------------------------------------------------- ------------------------
5 Years                                                                                           $455
--------------------------------------------------------------------------------------- ------------------------
--------------------------------------------------------------------------------------- ------------------------
10 Years                                                                                        $1,014
--------------------------------------------------------------------------------------- ------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITION. In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a portion of its assets in cash equivalents, or high-quality debt instruments. During periods in which the Fund employs such a temporary defensive strategy, it will not be pursuing, and will not achieve, its investment objective. For cash management purposes, the Fund may also hold a portion of its assets in cash or such liquid assets.

INITIAL PUBLIC OFFERINGS. The Fund may participate in the initial public offering (IPO) market. Because of the Fund's small asset base, any investment the Fund may make in IPOs may significantly increase the Fund's total returns. As the Fund's assets grow, the impact of IPO investments will decline, which may reduce the Fund's total return.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risk and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/AIM Large Cap Growth Fund is A I M Capital Management, Inc. ("AIM"), located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046.

AIM, an investment adviser since 1986, is an indirect, wholly owned subsidiary of A I M Management Group Inc. A I M Management Group Inc. advises approximately 200 mutual funds and separate accounts which total approximately $138 billion in total net assets as of December 31, 2004. AIM is a wholly owned subsidiary of AMVESCAP, PLC.

The Fund is managed on a team basis. The individual members of the team who are primarily responsible for the day-to-day management of the Fund's portfolio are:

     o Geoffrey V. Keeling, Senior Portfolio Manager, has been associated with AIM and/or its affiliates since 1995.

     o Robert L. Shoss, Senior Portfolio Manager, has been associated with AIM and/or its affiliates since 1995.

They are assisted by AIM's Large Cap Growth Team, which may be compromised of portfolio managers, research analysts and other investment professionals of the advisor. Team members provide research support and make securities recommendations with respect to the fund's portfolio, but do not have day-to-day management responsibilities with respect to the fund. Members of the team may change from time to time.

The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of securities in the Fund.

AIM is a subsidiary of A I M Advisors, Inc. ("AIM"), which is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("IFG"), was formerly the investment advisor to the INVESCO Funds. The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to a wide range of issues, including issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

     On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and AIM reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Under the terms of the settlements, AIM also will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman The SEC has also settled market timing enforcement actions against senior IFG and AIM executives.

REGULATORY INQUIRIES AND PENDING LITIGATION

     As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions or inquiries and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

     ONGOING REGULATORY INQUIRIES CONCERNING IFG AND AIM

     IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds also have received regulatory inquiries on these matters

     PRIVATE CIVIL ACTIONS ALLEGING MARKET TIMING

     Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds.

     PRIVATE CIVIL ACTIONS ALLEGING IMPROPER USE OF FAIR VALUE PRICING

     Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing.

     PRIVATE CIVIL ACTIONS ALLEGING EXCESSIVE ADVISORY AND/OR DISTRIBUTION FEES

     Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans

     PRIVATE CIVIL ACTIONS ALLEGING IMPROPER CHARGING OF DISTRIBUTION FEES ON LIMITED OFFERING FUNDS OR SHARE CLASSES

     Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees.

     PRIVATE CIVIL ACTIONS ALLEGING IMPROPER MUTUAL FUND SALES PRACTICES AND DIRECTED-BROKERAGE ARRANGEMENTS

     Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions.

JNL/AIM REAL ESTATE FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/AIM Real Estate Fund is high total return.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to meet this objective by investing, normally, at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in real estate and real estate-related companies. In complying with this 80% investment requirement, the Fund may invest in debt and equity securities, including convertible securities, and its investments may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Fund's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depository Receipts. The Fund considers a company to be a real estate-related company if at least 50% of its assets, gross income or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate. These companies include equity real estate investment trusts (REITs) that own property and mortgage loans or that invest in long-term mortgages or mortgage pools, or companies whose products and services are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions that issue or service mortgages.

The Fund may invest in equity, debt or convertible securities of companies unrelated to the real estate industry that the portfolio managers believe are undervalued and have potential for growth of capital. The Fund will limit its investment in debt securities unrelated to real estate to those that are investment-grade or deemed by the Fund's portfolio managers to be of comparable quality. The Fund may invest up to 25% of its total assets in foreign securities. For cash management purposes, the Fund may also hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds. Any percentage limitations with respect to assets of the Fund are applied at the time of purchase. The Fund may participate in the initial public offering (IPO) market in some market cycles.

The portfolio managers utilize fundamental real estate analysis and quantitative securities analysis to select investments for the Fund, including analyzing a company's management and strategic focus, evaluating the location, physical attributes and cash flow generating capacity of a company's properties and calculating relative return potential among other things. The portfolio managers consider whether to sell a particular security when any of these factors materially changes.

In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a portion of its assets, cash equivalents or high quality debt instruments. During periods in which the Fund employs such a temporary defensive strategy, it will not be pursuing, and will not achieve, its investment objective. For cash management purposes, the Fund may also hold a portion of its assets in cash or such liquid assets.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose all or a portion of your money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o CONVERTIBLE SECURITIES RISK. The values of the convertible securities in which the Fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the Fund. Also, since a large percentage of the Fund's assets will be invested in a limited number of securities, any change in value of those securities could significantly affect the value of your investment in the Fund.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o DERIVATIVES. The Fund may use derivative instruments, such as futures contracts, options, and forward currency contracts, for hedging or as a means of enhancing return. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's sub-adviser must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

     o SYNTHETIC INSTRUMENTS RISK. Investing in synthetic instruments involves risks that the cause fluctuations in the values that may not correlate perfectly with the overall securities market. Some synthetic instruments are more sensitive to interest rate changes and market price fluctuations than others. Also, synthetic instruments are subject to counter part risk which is the risk that the other party in the transaction will not fulfill its contractual obligation to complete the transaction with the Fund.

     o REAL ESTATE INVESTMENT RISK. The Fund could conceivably hold real estate directly if a company defaults on debt securities the Fund owns. In that event, an investment in the Fund may have additional risks relating to direct ownership in real estate, including difficulties in valuing and trading real estate, declines in value of the properties, risks relating to general and local economic conditions, changes in the climate for real estate, increases in taxes, expenses and costs, changes in laws, casualty and condemnation losses, rent control limitations and increases in interest rates.

          The value of the Fund's investment in REITs is affected by the factors listed above, as well as the management skill of the persons managing the REIT. Since REITs have expenses of their own, you will bear a proportionate share of those expenses in addition to those of the Fund. Because the Fund focuses its investments in REITs and other companies related to the real estate industry, the value of your shares may rise and fall more than the value of shares of a fund that invests in a broader range of companies.

     o INDUSTRY FOCUS RISK. At times the Fund may increase the relative emphasis of its investments in a particular industry. Stocks of issuers in a particular industry are subject to changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry more than others. To the extent that the Fund has greater emphasis on investments in a particular industry, its share values may fluctuate in response to events affecting that industry.

     o INVESTMENT IN IPOS. The Fund may participate in the initial public offering (IPO) market in some market cycles. Because of the Fund's small initial asset base, any investment the Fund may make in IPOs may significantly increase the Fund's total return. As the Fund's assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on the Fund's total return.

PERFORMANCE. The Performance of a Fund will vary from year to year. The Fund's performance figures will not reflect the deduction of any charges that are imposed under a variable annuity contract.

Performance for the Fund has not been included because the Fund will commence operations on the effective date of this prospectus.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------ --------------------
                                                                                                       CLASS B
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Management/Administrative Fee                                                                             0.85%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
12b-1 Service Fee                                                                                         0.00%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Other Expenses                                                                                            0.01%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Total Fund Annual Operating Expenses                                                                      0.86%
------------------------------------------------------------------------------------------------ --------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate
Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                                CLASS B
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
1 Year                                                                                            $88
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
3 Years                                                                                          $274
------------------------------------------------------------------------------------- --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The SAI has more information about the Fund's authorized investments and strategies, as well as the risk and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/AIM Real Estate Fund is A I M Capital Management, Inc. ("AIM"), located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046.

The sub -sub-adviser to the JNL/AIM Real Estate Fund (the "Fund") is INVESCO Institutional (N.A.), Inc. ("IINA") with its principal office at 1360 Peachtree St., N.E., Suite 100, Atlanta, Georgia 30309.

Day-to-day investment management decisions for the Fund will be made by IINA. IINA is responsible for choosing certain types of real estate securities for the Fund. IINA and AIM are indirect, wholly-owned subsidiaries of AMVESCAP, Plc. As of December 31, 2004, IINA and its affiliates managed approximately $194 billion in total assets. AMVESCAP, as of December 31, 2004, managed approximately $382 billion in total assets. IINA is compensated by AIM at no additional expense to the Trust. IINA is an affiliate of AIM.

The Fund is managed on a team basis. The individual members of the team, who are assisted by the Real Estate Team, and are primarily responsible for the day-to-day management of the Fund's portfolio are:

     o Joe V. Rodriguez, Jr. (Lead Manager), Portfolio Manager, has been responsible for the Fund since 2005 and has been associated with AIM and/or its affiliates since 1990.

     o Mark Blackburn, Portfolio Manager, has been responsible for the Fund since 2005 and has been associated with AIM and/or its affiliates since 1998.

     o James W. Trowbridge, Portfolio Manager, has been responsible for the Fund since 2005 and has been associated with the adviser and/or its affiliates since 1989.

The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of securities in the Fund.

A I M is a subsidiary of A I M Advisors, Inc. ("AIM"), which is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("IFG"), was formerly the investment advisor to the INVESCO Funds.

The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to a wide range of issues, including issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

     On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and AIM reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Under the terms of the settlements, AIM also will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. The SEC has also settled market timing enforcement actions against senior IFG and AIM executives.

REGULATORY INQUIRIES AND PENDING LITIGATION

     As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions or inquiries and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

     ONGOING REGULATORY INQUIRIES CONCERNING IFG AND AIM

     IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds also have received regulatory inquiries on these matters

     PRIVATE CIVIL ACTIONS ALLEGING MARKET TIMING

     Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds.

     PRIVATE CIVIL ACTIONS ALLEGING IMPROPER USE OF FAIR VALUE PRICING

     Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing.

     PRIVATE CIVIL ACTIONS ALLEGING EXCESSIVE ADVISORY AND/OR DISTRIBUTION FEES

     Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans

     PRIVATE CIVIL ACTIONS ALLEGING IMPROPER CHARGING OF DISTRIBUTION FEES ON LIMITED OFFERING FUNDS OR SHARE CLASSES

     Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees.

     PRIVATE CIVIL ACTIONS ALLEGING IMPROPER MUTUAL FUND SALES PRACTICES AND DIRECTED-BROKERAGE ARRANGEMENTS

     Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions.

JNL/AIM SMALL CAP GROWTH FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/AIM Small Cap Growth Fund is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to meet this objective by investing, normally, at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in securities of small-cap companies. In complying with this 80% investment requirement, the Fund will invest primarily in marketable equity securities, including convertible securities, but its investment may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Fund's direct investments and may include warrants, futures, options, exchange-traded funds and ADRs. The Fund considers a company to be a small-cap company if it has a market capitalization, at the time of purchase, no larger than the largest capitalized company included in the Russell 2000(R) Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. As of December 31, 2004, the Fund had a median market capitalization of $1.384 billion, and had 96.63% of assets invested in small cap stocks. The Russell 2000 Index consists of the 2,000 smallest companies in the Russell 3000(R) Index, which includes the 3,000 largest U.S. companies based on total market capitalization.

The Fund may also invest up to 20% of its assets in equity securities of issuers that have market capitalizations, at the time of purchase, outside the range of market capitalizations of companies included in the Russell 2000 Index, and in investment-grade non-convertible debt securities, U.S. government securities and high quality money market instruments. The Fund may also invest up to 25% of its total assets in foreign securities. Any percentage limitations with respect to the assets of the Fund are applied at the time of purchase.

In selecting investments, the portfolio managers seek to identify those companies that have strong earnings momentum or demonstrate other potential for growth of capital. The portfolio managers anticipate that the Fund, when fully invested, will generally be comprised of companies that are currently experiencing a greater than anticipated increase in earnings. The portfolio managers allocate investments among fixed-income securities based on their views as to the best values then available in the marketplace. The portfolio managers consider whether to sell a particular security when any of these factors materially changes.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose all or a portion of your money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o SMALL CAP INVESTING RISK. The prices of equity securities of smaller companies may fluctuate more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for the portfolio to sell securities at a desirable price. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

     o DERIVATIVES RISK. Investing in derivative instruments, such as futures and options, involves special risks. The Fund's sub-adviser must correctly predict price movements, during the life of the derivative, of the underlying asset in order to realize the desired result from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly, and to a greater extent, than other investments, which may increase the volatility of the Fund and create a greater risk of loss.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to broad-based indices since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31*
-27.32%           38.43%            6.86%
[insert chart]
2002              2003              2004

In the periods shown in the chart, the Fund's highest quarterly return was 21.01% (2nd quarter of 2003) and its lowest quarterly return was -18.11% (3rd quarter of 2002).

* The Fund's returns shown in the bar chart is for the Fund's Class A shares. Class B shares would have substantially similar annual returns, because both Classes of shares represent an investment in the same portfolio of securities, and the annual returns would differ only to the extent that the Classes do not have the same expenses.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
------------------------------------------------------------------------ ---------------------- -------------------
                                                                                                  Life of Fund*
------------------------------------------------------------------------ ---------------------- -------------------
JNL/AIM Small Cap Growth Fund (Class B)                                                                 2.21%
Russell 2000 Growth Index                                                                               5.63%
------------------------------------------------------------------------ ---------------------- -------------------

The Russell 2000 Growth Index is a style specific index.
* The Class B shares of the Fund began operations on March 5, 2004.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------ --------------------
                                                                                                       CLASS B
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Management/Administrative Fee*                                                                          0.95%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
12b-1 Service Fee                                                                                       0.00%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Other Expenses                                                                                          0.01%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Total Fund Annual Operating Expenses                                                                    0.96%
------------------------------------------------------------------------------------------------ --------------------

* A reduction in the advisory fee took place on January 1, 2005.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate
Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                                CLASS B
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
1 Year                                                                                            $98
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
3 Years                                                                                          $306
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
5 Years                                                                                          $531
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
10 Years                                                                                       $1,178
------------------------------------------------------------------------------------- --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITION. In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a portion of its assets, cash equivalents or high quality debt instruments. During periods in which the Fund employs such a temporary defensive strategy, it will not be pursuing, and will not achieve, its investment objective. For cash management purposes, the fund may also hold a portion of its assets in cash or such liquid assets.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risk and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/AIM Small Cap Growth Fund is A I M Capital Management, Inc. ("AIM"), located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046.

AIM, an investment adviser since 1986, is an indirect, wholly owned subsidiary of A I M Management Group Inc.

A I M Management Group Inc. advises approximately 200 mutual funds and separate accounts which total approximately $138 billion in total net assets as of December 31, 2004. AIM is a wholly owned subsidiary of AMVESCAP, PLC.

The Fund is managed on a team basis. The individual members of the team, who are assisted by the Small Cap Growth and Small Cap Core Teams, and are primarily responsible for the day-to-day management of the Fund's portfolio are:

     o Juliet S. Ellis (lead manager), Senior Portfolio Manager, has been responsible for the Fund since 2004 and has been associated AIM and/or its affiliates since 2004. From 2000 to 2004, she was Managing Director and from 1993 to 2004, she was a senior portfolio manager with JPMorgan Fleming Asset Management.

     o Juan R. Hartsfield, Portfolio Manager, has been responsible for the Fund since 2004 and has been associated AIM and/or its affiliates since 2004. From 2000 to 2004, he was a co-portfolio manager with JPMorgan Fleming Asset Management. From 1999 to 2000, he was a management consultant with Booz Allen & Hamilton.

The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of securities in the Fund.

AIM is a subsidiary of A I M Advisors, Inc. ("AIM"), which is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("IFG"), was formerly the investment advisor to the INVESCO Funds. The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to a wide range of issues, including issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

     On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and AIM reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Under the terms of the settlements, AIM also will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. The SEC has also settled market timing enforcement actions against senior IFG and AIM executives.

REGULATORY INQUIRIES AND PENDING LITIGATION

     As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions or inquiries and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

     ONGOING REGULATORY INQUIRIES CONCERNING IFG AND AIM

     IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds also have received regulatory inquiries on these matters

     PRIVATE CIVIL ACTIONS ALLEGING MARKET TIMING

     Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds.

     PRIVATE CIVIL ACTIONS ALLEGING IMPROPER USE OF FAIR VALUE PRICING

     Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing.

     PRIVATE CIVIL ACTIONS ALLEGING EXCESSIVE ADVISORY AND/OR DISTRIBUTION FEES

     Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans

     PRIVATE CIVIL ACTIONS ALLEGING IMPROPER CHARGING OF DISTRIBUTION FEES ON LIMITED OFFERING FUNDS OR SHARE CLASSES

     Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees.

     PRIVATE CIVIL ACTIONS ALLEGING IMPROPER MUTUAL FUND SALES PRACTICES AND DIRECTED-BROKERAGE ARRANGEMENTS

     Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions.

JNL/ALGER GROWTH FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Alger Growth Fund is long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing at least 65% in a diversified portfolio of equity securities - common stock, preferred stock, and securities convertible into or exchangeable for common stock of large companies which trade on U.S. exchanges or in the U.S. over-the-counter market. The Fund considers a large company to be one that, at the time its securities are acquired by the Fund, has a market capitalization of $1 billion or more. These companies typically have broad product lines, markets, financial resources and depth of management.

To provide flexibility to take advantage of investment opportunities, the Fund may hold a portion of its assets in money market investments and repurchase agreements.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in U.S. traded equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31*
13.41%   26.20%   45.66%   3.80%    -13.44% -11.97%  -33.19%  35.29%   5.02%
[insert chart]
1996     1997     1998     1999     2000    2001     2002     2003     2004

In the periods shown in the chart, the Fund's highest quarterly return was 25.65% (4th quarter of 1998) and its lowest quarterly return was -20.09% (3rd quarter of 2002).

* The Fund's returns shown in the bar chart is for the Fund's Class A shares. Class B shares would have substantially similar annual returns, because both Classes of shares represent an investment in the same portfolio of securities, and the annual returns would differ only to the extent that the Classes do not have the same expenses.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
---------------------------------------------------------------------------------------------- ---------------------
                                                                                                  Life of Fund*
---------------------------------------------------------------------------------------------- ---------------------
JNL/Alger Growth Fund (Class B)                                                                        0.82%
S&P 500 Index                                                                                          6.24%
---------------------------------------------------------------------------------------------- ---------------------

The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.
* The Class B shares of the Fund began operations on March 5, 2004.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------- ----------------------
                                                                                                      CLASS B
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Management/Administrative Fee*                                                                         0.80%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
12b-1 Service Fee                                                                                      0.00%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Other Expenses                                                                                         0.01%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Total Fund Annual Operating Expenses                                                                   0.81%
---------------------------------------------------------------------------------------------- ----------------------

* A reduction in the advisory fee took place on July 1, 2004. These estimates are based on the Fund's actual operating expenses for its most recently completed fiscal year, as adjusted for contractual changes.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

-------------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                                 CLASS B
-------------------------------------------------------------------------------------- --------------------------
-------------------------------------------------------------------------------------- --------------------------
1 Year                                                                                             $83
-------------------------------------------------------------------------------------- --------------------------
-------------------------------------------------------------------------------------- --------------------------
3 Years                                                                                           $259
-------------------------------------------------------------------------------------- --------------------------
-------------------------------------------------------------------------------------- --------------------------
5 Years                                                                                           $450
-------------------------------------------------------------------------------------- --------------------------
-------------------------------------------------------------------------------------- --------------------------
10 Years                                                                                        $1,002
-------------------------------------------------------------------------------------- --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITION. The Fund may take a temporary, defensive position by investing up to all of its assets in debt securities (typically of a high grade), cash equivalents and repurchase agreements. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive position may reduce the potential for appreciation in the Fund's portfolio.

PORTFOLIO TURNOVER. The Fund may actively trade securities in seeking to achieve its objective. Doing so may increase transaction costs, which may reduce performance. Active trading also may increase short-term gains and losses.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/Alger Growth Fund is Fred Alger Management, Inc. (Alger Management), which is located at 111 Fifth Avenue, New York, New York 10003. Alger Management is generally engaged in the business of rendering investment advisory services to institutions and, to a lesser extent, individuals and has been so engaged since 1964. Alger Management is a wholly owned subsidiary of Fred Alger & Company, Incorporated which, in turn, is a wholly owned subsidiary of Alger Associates, Inc., a privately held financial services holding company. As of December 31, 2003, Alger Management had $9.5 billion in assets under management.

Fred M. Alger, III, is the key strategist for the Fund, overseeing the investments of the Fund. Mr. Alger, who founded Alger Management, has served as Chairman of the Board since 1964 and co-managed the portfolios prior to 1995. Dan C. Chung is responsible for the day-to-day management of portfolio investments and has served in that capacity since September 2001. Mr. Chung has been employed by Alger Management since 1994 as a Vice President and analyst from 1996 to 1999, as Senior Vice President and senior analyst until 2000, as an Executive Vice President and portfolio manager from 2000, and as Chief Investment Officer since September 2001 to September 2003. Mr. Chung was named President of Alger Management in September 2003.

The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of securities in the Fund.

Alger has provided the following information concerning regulatory investigations and proceedings involving Alger. In response to inquiries from the New York Attorney General ("NYAG") and the Securities and Exchange Commission ("SEC"), Alger and its counsel have been investigating certain shareholder trading practices in the mutual funds that it manages. Results of that investigation, which is continuing, are being shares with the NYAG, the SEC and the boards of the funds. Alger has assured the boards of the funds that if it is determined that improper market timing in any of the funds detrimentally affected the fund's performance, Alger will make appropriate restitution.

On October 16, 2003, the SEC commenced and settled a civil proceeding against James Connelly, Jr., a former vice chairman of Alger's immediate parent, in connection with alleged market timing arrangements with certain investors in The Alger Fund. That settlement specifically provides: "The findings herein are made pursuant to [Connelly's settlement] Offer and are not binding on any other person or entity in this or any other proceeding." Neither Alger nor any of the funds was a party to this proceeding.

On October 31, 2003, Peter D. DeMayo, as Custodian for James Liam DeMayo, identifying himself as a shareholder of Spectra Fund, filed a purported class action lawsuit against The Alger Fund, Spectra Fund, various portfolios of The Alger Fund, Alger, Connelly, Veras Management Partners, LLP and John Does 1-100 in the United States District Court for the Southern District of New York, and served the complaint in the lawsuit on Alger and the fund defendants on November 10, 2003. The suit, based primarily upon the SEC settlement with Mr. Connelly, alleges, among other things, that the fund defendants made false and misleading statements in their prospectuses in violation of Section 11 of the Securities Act of 1933, that other defendants violated the "control person" provision of
Section 15 of the Securities Act and Section 20(a) of the Securities Exchange Act of 1934, that all defendants committed fraud in violation of Section 10(b) of the Securities Exchange Act and Rule 10b-5 thereunder, and that Alger breached a fiduciary duty to plaintiffs. The suit seeks among other things, compensatory damages, recovery of advisory fees paid to Alger, and payment of the plaintiff's counsel and expert fees. Several similar class actions against the same and related parties and involving similar allegations and requests for relief have been brought. Additional class actions may be commenced in the near future.

The Manager has stated that it does not believe that such lawsuits will materially affect its ability to perform its management contracts with any of the mutual funds that it manages, and none of the fund defendants believes it will be materially adversely affected by the pending lawsuits.

JNL/EAGLE CORE EQUITY FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Eagle Core Equity Fund is long-term capital appreciation and, secondarily, current income.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio of common stock of U.S. companies that meet the criteria for one of three separate equity strategies: the growth equity strategy, the value equity strategy and the equity income strategy.

     o Under the GROWTH EQUITY STRATEGY, the sub-adviser selects common stocks in part based on its opinions regarding the sustainability of the company's competitive advantage in the marketplace and the company's management team. The sub-adviser looks for securities of companies which have an exceptional management team and which have the potential to increase market share and drive earnings per share growth. If a particular stock appreciates to over 7% of the total assets of the growth equity portion of the Fund, the sub-adviser typically will reduce the position to less than 7%. Generally, the sub-adviser will sell a stock if its price appreciates to a level that the sub-adviser views as not sustainable or to purchase stock that the sub-adviser believes presents a better investment opportunity.

          The sub-adviser seeks securities of companies which:

          -- have projected earnings growth and return on equity greater than 10%,

          --   are dominant in their industries, and

          --   have the ability to create and sustain a competitive advantage.

     o Under the VALUE EQUITY STRATEGY, the sub-adviser picks stocks from the 500 largest names in the Russell 1000 Index (by market capitalization). It focuses on securities with solid fundamentals, predictable growth and reasonable valuations relative to their peers. Unpredictable businesses, high multiple stocks, companies with unproven business models and businesses with no competitive advantage(s) are typically eliminated from consideration. This initial screening leaves a universe of about 150 above-average growth, predictable businesses that are the focus of an intense research process.

          The team develops an earnings model for each company in the resulting universe with each Co-Portfolio Manager responsible for those stocks in his/her sector of expertise. The research process concentrates on determining sustainable long-term growth prospects. Finally, a team uses a quantitative relative valuation model to rank each stock based on the five year expected growth rate and relative valuation, and seeks to hold those stocks with the highest potential return.

     o Under the EQUITY INCOME STRATEGY, the sub-adviser invests primarily in medium to large capitalization stocks with above-average dividend yields and rising dividends, seeking to provide both income and growth. The portfolio is diversified among common stocks, convertible bonds, convertible preferred stocks and Real Estate Investment Trusts. Securities in the portfolio often have value the sub-adviser believes is not fully recognized in the general market.

The sub-adviser divides the Fund's assets among each of these three strategies, with about 40% of the assets allocated to each of the growth equity and value equity strategies and about 20% to the equity income strategy.

The sub-adviser will typically sell a security if the security reaches its target price, negative changes occur with respect to the issuer or its industry, or there is a significant change in one or more of the characteristics applicable to the security's selection. However, the Fund may continue to hold equity securities that no longer meet the selection criteria but that the sub-adviser deems suitable investments in view of the Fund's investment objective.

Under normal circumstances, the Fund invests at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in the common stock of U.S. companies and may invest the balance in other securities, such as common stock of foreign issuers, corporate debt obligations, U.S. government securities, preferred stock, convertible stock, warrants and rights to buy common stock, real estate investment trusts, repurchase agreements and money market instruments. Although the Fund emphasizes investment-grade securities (or unrated securities that the sub-adviser deems to be of comparable quality), the Fund may invest in non-investment-grade securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests primarily in stocks of U.S. companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid securities markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o VALUE INVESTING RISK. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value or the factors that the manager believes will increase the price of the security do not occur.

     o    NON-INVESTMENT   GRADE  RISK.  A  non-investment  grade  security  may
          fluctuate more in value, and present a greater risk of default, than a higher-rated security.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

Effective April 30, 2004, the Fund was combined with JNL/Janus Growth & Income Fund, with the Fund as the surviving fund. The performance shown is the Fund's historic performance, and does not reflect the performance of the acquired fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31*
32.33%   16.54%   23.55%   0.28%    -9.83%  -20.53%  24.54%   6.32%
[insert chart]
1997     1998     1999     2000     2001    2002     2003     2004

In the periods shown in the chart, the Fund's highest quarterly return was 18.43% (4th quarter of 1998) and its lowest quarterly return was -16.65% (3rd quarter of 2002).

* The Fund's returns shown in the bar chart is for the Fund's Class A shares. Class B shares would have substantially similar annual returns, because both Classes of shares represent an investment in the same portfolio of securities, and the annual returns would differ only to the extent that the Classes do not have the same expenses.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
----------------------------------------------- -------------------------- -------------------- -------------------
                                                                                                  Life of Fund*
----------------------------------------------- -------------------------- -------------------- -------------------
JNL/Eagle Core Equity Fund (Class B)                                                                   2.81%
S&P 500 Index                                                                                          6.24%
----------------------------------------------- -------------------------- -------------------- -------------------

The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.
* The Class B shares of the Fund began operations on March 5, 2004.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------- -----------------------
                                                                                                     CLASS B
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Management/Administrative Fee                                                                          0.75%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
12b-1 Service Fee                                                                                      0.00%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Other Expenses                                                                                         0.01%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Total Fund Annual Operating Expenses                                                                   0.76%
--------------------------------------------------------------------------------------------- -----------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------- -------------------------
EXPENSE EXAMPLE                                                                               CLASS B
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
1 Year                                                                                           $78
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
3 Years                                                                                         $243
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
5 Years                                                                                         $422
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
10 Years                                                                                        $942
------------------------------------------------------------------------------------- -------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITION. The Fund may take a temporary, defensive position by investing a substantial portion of its assets in U.S. government securities, cash, cash equivalents and repurchase agreements. Taking a defensive position may reduce the potential for appreciation in the Fund's portfolio. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective.

DERIVATIVES. The Fund may also use derivative instruments, such as options, futures contracts and indexed securities, which are subject to transaction costs and certain risks, such as unanticipated changes in securities prices. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's sub-adviser must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/Eagle Core Equity Fund is Eagle Asset Management, Inc. (Eagle), 880 Carillon Parkway, St. Petersburg, Florida 33716. Eagle is a wholly owned subsidiary of Raymond James Financial, Inc. Eagle and its affiliates provide a wide range of financial services to retail and institutional clients.

In its capacity as sub-adviser, Eagle supervises and manages the investment portfolio of the Fund. Mr. Ashi Parikh is the Portfolio Manager responsible for the day-to-day management of the GROWTH EQUITY STRATEGY. Mr. Parikh is a Senior Managing Director of Eagle Institutional Growth Advisors, a division of Eagle Asset Management, Inc. Mr. Parikh joined Eagle in April 1999, after serving as Managing Director at Banc One Investment Advisers in Columbus, Ohio for five years. Eagle's Conservative Large Cap Equity team is responsible for the day-to-day management of the VALUE EQUITY STRATEGY. The team is compromised of four Co-Portfolio Managers: (1) Mr. Richard Skeppstrom who is a Managing Director and joined Eagle in April 2001 after serving as Senior Portfolio Manager for Evergreen Investment Management's large cap core program for six years, (2) Mr. John Jordan III who joined Eagle in April 2001 after serving as Co-Portfolio Manager of Evergreen Investment Management's large cap core program for two years, (3) Mr. Craig Dauer who joined Eagle in April 2001 after serving as Co-Portfolio Manager of Evergreen Investment Management's large cap core program for two years, and (4) Mr. Robert Marshall who joined Eagle in September 2002 after serving as Director/Senior Vice President of equity research at Wachovia Securities for seven years. Mr. Lou Kirschbaum, Managing Director and Portfolio Manager, is responsible for the day-to-day management of the EQUITY INCOME STRATEGY. He has been responsible for the equity income strategy since the inception of the Fund. Mr. Kirschbaum has been with Eagle since 1986.

The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of securities in the Fund.

JNL/EAGLE SMALLCAP EQUITY FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Eagle SmallCap Equity Fund is long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio of equity securities of U.S. companies with market capitalizations in the range of $100 million to $3 billion. The sub-adviser employs a bottom-up approach to identify rapidly growing, under-researched small capitalization companies that appear to be undervalued in relation to their long-term earnings growth rate or asset value. The sub-adviser generally invests in companies which have accelerating earnings, reasonable valuations, strong management that participates in the ownership of the company, reasonable debt, and a high or expanding return on equity. The Fund's equity holdings consist primarily of common stocks, but may also include preferred stocks and investment grade securities convertible into common stocks, and warrants.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests primarily in stocks of U.S. companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o SMALL CAP INVESTING. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones. The companies in which the Fund is likely to invest have limited product lines, markets or financial resources, or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Accordingly, an investment in the Fund may not be appropriate for all investors.

     o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

     o VALUE INVESTING RISK. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value or the factors that the manager believes will increase the price of the security do not occur.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31*
27.64%   1.18%    19.27%   -13.25%  11.00%  -22.77%  39.97%   18.80%
[insert chart]
1997     1998     1999     2000     2001    2002     2003     2004

In the periods shown in the chart, the Fund's highest quarterly return was 29.40% (2nd quarter of 1999) and its lowest quarterly return was -24.08% (3rd quarter of 2002).

* The Fund's returns shown in the bar chart is for the Fund's Class A shares. Class B shares would have substantially similar annual returns, because both Classes of shares represent an investment in the same portfolio of securities, and the annual returns would differ only to the extent that the Classes do not have the same expenses.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
----------------------------------------------------------------------------------------------- ------------------
                                                                                                  Life of Fund*
----------------------------------------------------------------------------------------------- ------------------
JNL/Eagle SmallCap Equity Fund (Class B)                                                               9.22%
Russell 2000 Index                                                                                     9.85%
Russell 2000 Growth Index                                                                              5.63%
----------------------------------------------------------------------------------------------- ------------------

The Russell 2000 Index is a broad-based, unmanaged index. The Russell 2000
Growth Index is a style specific index.
* The Class B shares of the Fund began operations on March 5, 2004.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------ --------------------
                                                                                                       CLASS B
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Management/Administrative Fee                                                                            0.85%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
12b-1 Service Fee                                                                                        0.00%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Other Expenses                                                                                           0.01%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Total Fund Annual Operating Expenses                                                                     0.86%
------------------------------------------------------------------------------------------------ --------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

--------------------------------------------------------------------------------------------- -----------------------
EXPENSE EXAMPLE                                                                                      CLASS B
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
1 Year                                                                                                   $88
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
3 Years                                                                                                 $274
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
5 Years                                                                                                 $477
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
10 Years                                                                                              $1,061
--------------------------------------------------------------------------------------------- -----------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITION. The Fund may take a temporary, defensive position by investing a substantial portion of its assets in U.S. government securities, cash, cash equivalents and repurchase agreements. Taking a defensive position may reduce the potential for appreciation in the Fund's portfolio. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective.

OTHER INVESTMENTS. The JNL/Eagle SmallCap Equity Fund may also invest in American Depositary Receipts of foreign issuers, U.S. government securities, repurchase agreements and other short-term money market instruments which may diminish returns.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/Eagle SmallCap Equity Fund is Eagle Asset Management, Inc. (Eagle), 880 Carillon Parkway, St. Petersburg, Florida 33716. Eagle and its affiliates provide a wide range of financial services to retail and institutional clients. Eagle is a wholly owned subsidiary of Raymond James Financial, Inc.

Bert L. Boksen, Managing Director and Portfolio Manager of Eagle, is responsible for the day-to-day management of the Fund. Mr. Boksen joined Eagle in April 1995 and has portfolio management responsibilities for its small cap equity accounts. Prior to joining Eagle, Mr. Boksen was employed for 16 years by Raymond James & Associates, Inc. in its institutional research and sales department. While employed by Raymond James & Associates, Inc., Mr. Boksen served as co-head of Research, Chief Investment Officer and Chairman of the Raymond James & Associates, Inc. Focus List Committee. Mr. Boksen has had responsibility for the day-to-day management of the Fund since the inception of the Fund.

The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed, and ownership of securities in the Fund.

JNL/FMR BALANCED FUND (formerly JNL/Janus Balanced Fund)

INVESTMENT OBJECTIVE. The investment objective of the JNL/FMR Balanced Fund is to seek income and capital growth, consistent with reasonable risk.

PRINCIPAL INVESTMENT STRATEGIES. The Fund's sub-adviser, Fidelity Management & Research Company ("FMR"), manages the Fund to maintain a balance between stocks and bonds. When FMR's outlook is neutral, it will invest in approximately 60% of the Fund's assets in stocks and other equity securities and the remainder in bonds and other debt securities, including lower-quality debt securities. FMR may vary from this target if it believes stocks or bonds offer more favorable opportunities, but will always invest at least 25% of the Fund's total assets in fixed-income senior securities (including debt securities and preferred stocks).

FMR may invest the Fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

With respect to the Fund's equity investments, FMR's emphasis on above-average income-producing equity securities tends to lead to investments in stocks that have more "value" characteristics than "growth" characteristics. However, FMR is not constrained by any particular investment style. In buying and selling securities for the Fund, FMR generally analyzes the issuer of a security using fundamental factors (e.g., growth potential, earnings estimates, and management) and evaluates each security's current price relative to its estimated long-term value.

FMR may also use various techniques, such as buying and selling futures contracts, swaps, and exchange traded funds, to increase or decrease the Fund's exposure to changing security prices, interest rates, or other factors that affect security values. FMR may invest the Fund's assets in investment-grade debt securities by investing in other funds. If FMR's strategies do not work as intended, the Fund may not achieve its objective.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones.

          For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a stock's price to fall.

     o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information, more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o DERIVATIVES. The Fund may use derivative instruments, such as futures contracts, options, and forward currency contracts, for hedging or as a means of enhancing return. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's sub-adviser must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to broad-based indices since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

As of May 1, 2004, Fidelity Management and Research Company ("FMR") replaced Janus Capital Management LLC (Janus) as the sub-adviser to this Fund. Returns shown reflect the results achieved by prior sub-adviser.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31*
-4.49%   -6.57%   13.73%   9.42%
[insert chart]
2001     2002     2003     2004

In the periods shown in the chart, the Fund's highest quarterly return was 7.79% (4th quarter of 2004) and its lowest quarterly return was -5.59% (3rd quarter of 2002).

* The Fund's returns shown in the bar chart is for the Fund's Class A shares. Class B shares would have substantially similar annual returns, because both Classes of shares represent an investment in the same portfolio of securities, and the annual returns would differ only to the extent that the Classes do not have the same expenses.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
-------------------------------------------------------------------------------------------- -----------------------
                                                                                                 Life of Fund*
-------------------------------------------------------------------------------------------- -----------------------
JNL/FMR Balanced Fund (Class B)                                                                     6.78%
S&P 500 Index                                                                                       6.24%
Lehman Brothers Government/CorporateBond Index                                                      2.21%
Balanced Hybrid Composite**                                                                         5.83%
-------------------------------------------------------------------------------------------- -----------------------

The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices. The Lehman Brothers
Government/CorporateBond Index is composed of all bonds that are of investment grade with at least one year until maturity.
* The Class B shares of the Fund began operations on March 5, 2004.

**In the future, the Fund's performance will be compared to the Balanced Hybrid
Composite rather than Lehman Brothers Government/Corporate Bond Index because of the change in investment objective and principal investment strategies. The
Balanced Hybrid Composite is a hypothetical representation of the performance of the Fund's general investment categories using a weighting of 60% equity and 40% bond. The following indexes are used to calculate the composite index: the Russell 3000(R) Index, the Russell 3000 Value Index, and the Lehman Brothers(R)
US Treasury Index. The index weightings of the composite index are: Russell
3000, 30%; Russell 3000 Value, 30%; and Lehman Brothers US Treasury Index, 40%.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------- ----------------------
                                                                                                      CLASS B
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Management/Administrative Fee*                                                                         0.80%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
12b-1 Service Fee                                                                                      0.00%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Other Expenses                                                                                         0.01%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Total Fund Annual Operating Expenses                                                                   0.81%
---------------------------------------------------------------------------------------------- ----------------------

* A reduction in the advisory fee took place on May 1, 2004. These estimates are based on the Fund's actual operating expenses for its most recently completed fiscal year, as adjusted for contractual changes.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

----------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                              CLASS B
----------------------------------------------------------------------------------- --------------------------
----------------------------------------------------------------------------------- --------------------------
1 Year                                                                                          $83
----------------------------------------------------------------------------------- --------------------------
----------------------------------------------------------------------------------- --------------------------
3 Years                                                                                        $259
----------------------------------------------------------------------------------- --------------------------
----------------------------------------------------------------------------------- --------------------------
5 Years                                                                                        $450
----------------------------------------------------------------------------------- --------------------------
----------------------------------------------------------------------------------- --------------------------
10 Years                                                                                     $1,002
----------------------------------------------------------------------------------- --------------------------

The Fund's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. SPECIAL SITUATIONS. The Fund may invest in "special situations" from time to time. A special situation arises when, in the opinion of the sub-adviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating special situations might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention. The impact of this strategy on the Fund will depend on the Fund's size and the extent of its holdings of special situation issuers relative to total net assets.

LOWER-RATED SECURITIES. The Fund may invest in high-yield, high-risk, fixed-income securities, commonly known as "junk bonds." These are corporate debt securities rated BBB or lower by S&P or Baa or lower by Moody's, or unrated securities deemed by the sub-adviser to be on comparable quality. Lower-rated securities generally involve a higher risk of default than higher-rated ones.

TEMPORARY DEFENSIVE POLICIES. In response to market, economic, political, or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect the Fund's performance and the Fund may not achieve its investment objective. The Fund reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/FMR Balanced Fund is Fidelity Management & Research Company (FMR), with principal offices at 82 Devonshire Street, Boston, MA 02109. Day-to-day investment management decisions for the Fund will be made by FMR Co., Inc. (FMRC) and Fidelity Investments Money Management, Inc. (FIMM), which serve as sub-subadvisers to the Fund. FIMM is responsible for choosing certain types of fixed income securities for the Fund. FMRC and FIMM are wholly-owned subsidiaries of FMR. As of March 31, 2005, FMR and its affiliates, FMRC and FIMM, managed over $639.2 billion in discretionary assets.

Lawrence Rakers is Portfolio Manager of Fund. Since joining Fidelity Investments in 1993, Mr. Rakers has worked as a research analyst and manager.

George Fischer is Co-Manager of the Fund. Since joining Fidelity Investments in 1989, Mr. Fischer has worked as a municipal analyst and manager.

The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed, and ownership of securities in the Fund.

JNL/FMR CAPITAL GROWTH FUND (formerly JNL/Janus Capital Growth Fund)

INVESTMENT OBJECTIVE. The investment objective of the JNL/FMR Capital Growth Fund is to seek long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund's sub-adviser, Fidelity Management & Research Company ("FMR"), normally invests the Fund's assets primarily in common stocks. FMR normally invests the Fund's assets primarily in securities of companies with medium market capitalizations. Although FMR focuses on investing the Fund's assets in securities issued by medium-sized companies, FMR may also make investments in securities issued by larger or smaller companies.

FMR normally invests a majority of the Fund's equity assets in medium-sized companies. FMR may invest to a lesser degree in other types of securities, including preferred stock, warrants, convertible securities and debt securities. FMR may invest the Fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

FMR is not constrained by any particular investment style. At any given time, FMR may tend to buy "growth" stocks or "value" stocks, or a combination of both types. In buying and selling securities for the Fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates, and management.

FMR may also use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the Fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the Fund may not achieve its objective.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

     o MID-CAPITALIZATION INVESTING RISK. The prices of securities of mid-capitalization companies tend to fluctuate more widely than those of larger, more established companies. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o DERIVATIVES. The Fund may use derivative instruments, such as futures contracts, options, and forward currency contracts, for hedging or as a means of enhancing return. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's sub-adviser must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

As of May 1, 2004, FMR replaced Janus Capital Management LLC (Janus) as the sub-adviser to this Fund. Returns shown reflect the results achieved by the prior sub-adviser.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31*
16.85%   15.01%   35.16%   124.19%  -34.74% -40.19%  -29.21%  35.65%   18.00%
[insert chart]
1996     1997     1998     1999      2000     2001     2002     2003     2004

In the periods shown in the chart, the Fund's highest quarterly return was 59.05% (4th quarter of 1999) and its lowest quarterly return was -32.74% (1st quarter of 2001).

* The Fund's returns shown in the bar chart is for the Fund's Class A shares. Class B shares would have substantially similar annual returns, because both Classes of shares represent an investment in the same portfolio of securities, and the annual returns would differ only to the extent that the Classes do not have the same expenses.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------------------- ---------------------
                                                                                                 Life of Fund*
--------------------------------------------------------------------------------------------- ---------------------
JNL/FMR Capital Growth Fund (Class B)                                                                12.38%
S&P MidCap 400 Index                                                                                  8.72%
--------------------------------------------------------------------------------------------- ---------------------

The S&P MidCap 400 Index is a broad-based, unmanaged index.
* The Class B shares of the Fund began operations on March 5, 2004.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------- ----------------------
                                                                                                      CLASS B
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Management/Administrative Fee*                                                                         0.80%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
12b-1 Service Fee                                                                                      0.00%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Other Expenses                                                                                         0.01%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Total Fund Annual Operating Expenses                                                                   0.81%
---------------------------------------------------------------------------------------------- ----------------------

* A reduction in the advisory fee took place on May 1, 2004. These estimates are based on the Fund's actual operating expenses for its most recently completed fiscal year, as adjusted for contractual changes.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------ ---------------------------
EXPENSE EXAMPLE                                                                               CLASS B
------------------------------------------------------------------------------------ ---------------------------
------------------------------------------------------------------------------------ ---------------------------
1 Year                                                                                            $83
------------------------------------------------------------------------------------ ---------------------------
------------------------------------------------------------------------------------ ---------------------------
3 Years                                                                                          $259
------------------------------------------------------------------------------------ ---------------------------
------------------------------------------------------------------------------------ ---------------------------
5 Years                                                                                          $450
------------------------------------------------------------------------------------ ---------------------------
------------------------------------------------------------------------------------ ---------------------------
10 Years                                                                                       $1,002
------------------------------------------------------------------------------------ ---------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. SPECIAL SITUATIONS. The Fund may invest in "special situations" from time to time. A special situation arises when, in the opinion of the sub-adviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating special situations might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention. The impact of this strategy on the Fund will depend on the Fund's size and the extent of its holdings of special situation issuers relative to total net assets.

FIXED INCOME INVESTMENTS. The Fund may invest in debt securities, which involve credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the security will not pay the interest and principal payments when due. The value of a debt security typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise, and the value of debt securities, including those that may be held by the Fund, will fall. Some fixed income investments also involve prepayment risk. This is the risk that, during periods of falling interest rates, a debt security with a high stated interest rate may be prepaid by the issuer before the expected maturity date.

LOWER-RATED SECURITIES. The Fund may invest in high-yield, high-risk, fixed-income securities, commonly known as "junk bonds." These are corporate debt securities rated BBB or lower by S&P or Baa or lower by Moody's, or unrated securities deemed by the sub-adviser to be on comparable quality. Lower-rated securities generally involve a higher risk of default than higher-rated ones.

TEMPORARY DEFENSIVE POLICIES. In response to market, economic, political, or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect the Fund's performance and the Fund may not achieve its investment objective. The Fund reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/FMR Capital Growth Fund is Fidelity Management & Research Company (FMR), with principal offices 82 Devonshire Street, Boston, MA 02109. Day-to-day investment management decisions for the Fund will be made by FMR Co., Inc. (FMRC), which serves as sub-subadviser to the Fund. FMRC is a wholly-owned subsidiary of FMR. As of March 31, 2005, FMR and its affiliates, FMRC and FIMM, managed over $639.2 billion in discretionary assets.

Peter Saperstone is Portfolio Manager of the Fund. Since joining Fidelity Investments in 1995, Mr. Saperstone has worked as a research analyst and manager.

The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of securities in the Fund.

JNL/FRANKLIN TEMPLETON SMALL CAP VALUE FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Franklin Templeton Small Cap Value Fund is long-term total return.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to meet this objective by investing, normally, at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in investments of small capitalization companies. Small capitalization companies are companies with market capitalizations (the market value of a company's outstanding stock) under $2.5 billion at the time of purchase.

The Fund invests in equity securities that the Fund's manager believes are currently undervalued and have the potential for capital appreciation. Common stocks, preferred stocks, and convertible securities (generally debt securities or preferred stock that may be converted into common stock after certain time periods or under certain circumstances) are examples of equity securities. In choosing investments that are undervalued, the Fund's manager focuses on companies that have one or more of the following characteristics:

     o Stock prices that are low relative to current, or historical or future earnings, book value, cash flow, or sales - all relative to the market, a company's industry or a company's earnings growth;

     o Recent sharp price declines (fallen angels) but still have growth potential in the manager's opinion; or

     o Valuable intangibles not reflected in the stock price such as franchises, distribution networks or market share for particular products or services, underused or understated assets or cash, or patents and trademarks.

A stock price is undervalued, or a "value" when it is less than the price at which the manager believes it would trade if the market reflected all factors relating to the company's worth. The manager may consider a company to be undervalued in the marketplace relative to its underlying asset values because of overreaction by investors to unfavorable news about a company, an industry or the stock market in general, or as a result of a market decline, poor economic conditions, tax-loss selling, or actual or anticipated unfavorable developments affecting a company. The types of companies the Fund may invest in include those that are attempting to recover from business setbacks or adverse events (turnarounds) or cyclical downturns.

In addition to price, the Fund, in choosing an investment may consider a variety of other factors that may identify the issuer as a potential turnaround candidate or takeover target, such as ownership of valuable franchises, trademarks or trade names, control of distribution networks and market share for particular products. Purchase decisions may also be influenced by income, company buy-backs, and insider purchases and sales.

The small capitalization companies in which the Fund invests have market capitalizations (share price times the number of shares of common stock outstanding) such as those that comprise the Russell 2500 Index at the time of the Fund's investment (sometimes called "small cap"). The Fund currently intends to limit its investments in foreign securities to no more than 15% of its total assets.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose all or a portion of your money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o VALUE INVESTING RISK. The Fund's policy of investing in securities that may be out of favor, including turnarounds, cyclical companies, companies reporting poor earnings and companies whose share prices have declined sharply or that are not widely followed by other investors, differs from the approach followed by many other mutual funds. A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value or the factors that the manager believes will increase the price of the security do not occur.

     o CYCLICAL OPPORTUNITIES RISK. The Fund may also seek to take advantage of changes in the business cycle by investing in companies that are sensitive to those changes if the portfolio manager believes they have growth potential. Cyclical stocks in which the Fund may invest tend to increase in value more quickly during economic upturns than non-cyclical stocks, but they also tend to lose value more quickly in economic downturns. These companies may have relatively weak balance sheets and, during economic downturns, they may have insufficient cash flow to pay their debt obligations and difficulty finding additional financing needed for their operations.

     o SMALL CAP INVESTING RISK. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones. The companies in which the Fund is likely to invest have limited product lines, markets or financial resources, or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Accordingly, an investment in the Fund may not be appropriate for all investors.

PERFORMANCE. The Performance of a Fund will vary from year to year. The Fund's performance figures will not reflect the deduction of any charges that are imposed under a variable annuity contract.

Performance for the Fund has not been included because the Fund will commence operations on the effective date of this prospectus.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------ --------------------
                                                                                                       CLASS B
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Management/Administrative Fee                                                                             0.95%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
12b-1 Service Fee                                                                                         0.00%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Other Expenses                                                                                            0.01%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Total Fund Annual Operating Expenses                                                                      0.96%
------------------------------------------------------------------------------------------------ --------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate
Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                                CLASS B
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
1 Year                                                                                            $98
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
3 Years                                                                                          $306
------------------------------------------------------------------------------------- --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITION. In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a portion of its assets, cash equivalents or high quality debt instruments. During periods in which the Fund employs such a temporary defensive strategy, it will not be pursuing, and will not achieve, its investment objective. For cash management purposes, the Fund may also hold a portion of its assets in cash or such liquid assets.

SECTOR FOCUS RISK. The Fund may invest a significant portion of its assets in the securities of companies involved in the financial services sector. By focusing on a particular sector from time to time, the Fund carries greater risk of adverse developments in a sector than a fund that always invests in a wide variety of sectors.

Financial services companies are subject to extensive government regulation, which may affect their profitability in many ways, including by limiting the amount and types of loans and other commitments they can make, and the interest rates and fees they can charge. A financial services company's profitability, and therefore its stock price is especially sensitive to interest rate changes throughout the world, as well as the ability of borrowers to repay their loans. Changing regulations, continuing consolidations, and development of new products and structures are all likely to have significant impact on financial services companies.

INTEREST RATES. Increases in interest rates may have a negative effect on the types of companies in which each of the Funds normally invest because these companies may find it more difficult to obtain credit to expand, or may have more difficulty meeting interest payments.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risk and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/Franklin Templeton Small Cap Value Fund is Franklin Advisory Services, LLC ("Advisory Services"), One Parker Plaza, Ninth Floor, Fort Lee, New Jersey 07024. Together Advisory Services and its affiliates manage over $402 billion in assets as of December 31, 2004.

The Fund is managed on a team basis. The individual members of the team who are primarily responsible for the day-to-day management of the Fund's portfolio are:

     o William J. Lippman (PRESIDENT OF ADVISORY SERVICES) has been President of each Fund since inception and has more than 30 years' experience in the securities industry. He joined Franklin Templeton Investments in 1988.

     o Bruce C. Baughman, CPA (SENIOR VICE PRESIDENT OF ADVISORY SERVICES), has been a manager of each Fund since inception. He joined Franklin Templeton Investments in 1988.

     o Margaret McGee (VICE PRESIDENT OF ADVISORY SERVICES) has been a manager of each Fund since inception. She joined Franklin Templeton Investments in 1988.

     o Donald G. Taylor, CPA (SENIOR VICE PRESIDENT OF ADVISORY SERVICES), has been a manager of the Rising Dividends Fund and Small Cap Value Fund since 1996. He joined Franklin Templeton Investments in 1996.

The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of securities in the Fund.

On September 20, 2004, Franklin Resources, Inc. announced that two of its subsidiaries, Advisers and Franklin Templeton Alternative Strategies, Inc.
(FTAS), reached an agreement with the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts (the State of Massachusetts) related to an administrative complaint filed on February 4, 2004. The administrative complaint concerned one instance of market timing that was also a subject of the August 2, 2004 settlement that Advisers reached with the Securities and Exchange Commission (SEC), as described below. Under the terms of the settlement consent order issued by the State of Massachusetts, Advisers and FTAS consented to the entry of a cease and desist order and agreed to pay a $5 million administrative fine to the State of Massachusetts (Massachusetts Consent Order).

On November 19, 2004, Franklin Resources, Inc. reached a second agreement with the State of Massachusetts regarding an administrative complaint filed on October 25, 2004 (the Second Complaint). The Second Complaint alleged that Franklin Resources, Inc.'s Form 8-K filing (in which it described the Massachusetts Consent Order) failed to state that Advisers and FTAS admitted the Statements of Fact portion of the Massachusetts Consent Order. As a result of the November 19, 2004 settlement with the State of Massachusetts, Franklin Resources, Inc. filed a new Form 8-K. The terms of the original settlement did not change and there was no monetary fine associated with this second settlement.

On November 17, 2004, Franklin Resources, Inc. announced that its subsidiary, Franklin Templeton Distributors, Inc. (Distributors) (the principal underwriter of shares of the Franklin Templeton mutual funds), reached an agreement with the California Attorney General's Office (CAGO), resolving the issues resulting from the CAGO's investigation concerning marketing support payments to securities dealers who sell fund shares. Under the terms of the settlement with the CAGO, Distributors agreed to pay $2 million to the State of California as a civil penalty, $14 million to Franklin Templeton funds and $2 million to the CAGO for its investigative costs.

On August 2, 2004, Franklin Resources, Inc. announced that Advisers (adviser to many of the funds within Franklin Templeton Investments, and an affiliate of the adviser to the other funds) reached a settlement with the SEC that resolved the issues resulting from an SEC investigation of market timing activity in the Franklin Templeton Investments funds. In connection with that agreement, the SEC issued an "Order Instituting Administrative and Cease-and-Desist Proceedings Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and Sections 9(b) and 9(f) of the Investment Company Act of 1940, Making Findings and Imposing Remedial Sanctions and a Cease-and-Desist Order" (August Order). The SEC's August Order concerns the activities of a limited number of third parties that ended in 2000 and those that are the subject of the Massachusetts Consent Order described above.

Under the terms of the SEC's August Order, pursuant to which Advisers neither admitted nor denied any of the findings contained therein, Advisers agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an independent distribution consultant. Because the distribution methodology has not yet been developed, it is presently not possible to identify which funds or which shareholders of any particular fund will receive distributions, or the amount of those distributions.

The August Order also required Advisers to, among other things:

     o Enhance and periodically review compliance policies and procedures, and establish a corporate ombudsman;

     o Establish a new internal position whose responsibilities shall include compliance matters related to conflicts of interests; and

     o Retain an independent distribution consultant to develop a plan to distribute the $50 million settlement to fund shareholders.

On December 13, 2004, Franklin Resources, Inc. announced that Distributors and Advisers reached an agreement with the SEC, resolving the issues resulting from the SEC's investigation concerning marketing support payments to securities dealers who sell fund shares. In connection with that agreement, the SEC issued an "Order Instituting Administrative and Cease-and-Desist Proceedings, Making Findings, and Imposing Remedial Sanctions Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940, Sections 9(b) and 9(f) of the Investment Company Act of 1940, and Section 15(b) of the Securities and Exchange Act of 1934" (December Order).

Under the terms of the SEC's December Order, in which Advisers and Distributors neither admitted nor denied any of the findings contained therein, they agreed to pay the funds a penalty of $20 million and disgorgement of $1 (one dollar) in accordance with a plan to be developed by an independent distribution consultant. Because the distribution methodology has not yet been developed, it is presently not possible to identify which particular funds will receive distributions, or the amount of those distributions. Advisers and Distributors also agreed to implement certain measures and undertakings relating to marketing support payments to broker-dealers for the promotion or sale of fund shares, including making additional disclosures in the Fund's Prospectus and Statement of Additional Information.

Franklin Resources, Inc. and certain of its subsidiaries, in addition to most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the matters reported above. The lawsuits were filed in federal district courts in California, Florida, Illinois, Massachusetts, Nevada, New Jersey, and New York, and in state courts in Illinois. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland. Franklin Resources, Inc. believes that the claims made in each of the lawsuits are without merit and intends to defend vigorously against the allegations. It is possible that additional similar civil actions related to the matters disclosed above could be filed in the future.

Franklin Resources, Inc. previously disclosed these issues as matters under investigation by government authorities and the subject of an internal company inquiry as well as private lawsuits in its regulatory filings and on its public website. Any further updates on these matters will be disclosed on Franklin Resources, Inc.'s website at franklintempleton.com under "Statement on Current Industry Issues."

JNL/GOLDMAN SACHS MID CAP VALUE FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Goldman Sachs Mid Cap Value Fund is long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to meet this objective by investing, normally, at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio of equity investments in mid-cap issuers with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of market capitalization of companies constituting the Russell Midcap(R) Value Index at the time of the investment. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. The capitalization range of the Russell Midcap(R) Value Index is currently between $276 million and $14.9 billion. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its net assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies. The Fund may also invest in derivatives.

The Fund may invest in the aggregate up to 20% of its net assets in companies with public stock market capitalizations outside the range of companies constituting the Russell Midcap(R) Value Index at the time of investment and in fixed-income securities, such as government, corporate and bank debt obligations.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose all or a portion of your money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o EMERGING MARKETS RISK. The Fund may invest a portion of its assets in securities of issuers in emerging countries, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o DERIVATIVES RISK. The risk that loss may result from a Fund's investments in options, futures, swaps, structured securities and other derivative instruments. Investing in derivative instruments, such as futures and options, involves special risks. The Fund's sub-adviser must correctly predict price movements, during the life of the derivative, of the underlying asset in order to realize the desired result from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly, and to a greater extent, than other investments, which may increase the volatility of the Fund and create a greater risk of loss.

     o VALUE INVESTING RISK. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

     o MID-CAPITALIZATION INVESTING RISK. The prices of securities of mid-capitalization companies tend to fluctuate more widely than those of larger, more established companies. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o INTEREST RATE RISK. The risk that when interest rates increase, fixed income securities held by a Fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term fixed-income securities.

PERFORMANCE. The Performance of a Fund will vary from year to year. The Fund's performance figures will not reflect the deduction of any charges that are imposed under a variable annuity contract.

Performance for the Fund has not been included because the Fund will commence operations on the effective date of this prospectus.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------ --------------------
                                                                                                       CLASS B
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Management/Administrative Fee                                                                             0.85%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
12b-1 Service Fee                                                                                         0.00%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Other Expenses                                                                                            0.01%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Total Fund Annual Operating Expenses                                                                      0.86%
------------------------------------------------------------------------------------------------ --------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate
Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                                CLASS B
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
1 Year                                                                                            $88
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
3 Years                                                                                          $274
------------------------------------------------------------------------------------- --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITION. In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a portion of its assets, in cash equivalents or high quality debt instruments. During periods in which the Fund employs such a temporary defensive strategy, it will not be pursuing, and will not achieve, its investment objective. For cash management purposes, the Fund may also hold a portion of its assets in cash or such liquid assets.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risk and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/Goldman Sachs Mid Cap Value Fund is Goldman Sachs Asset Management, L.P. ("GSAM(R)"), 32 Old Slip, New York, New York 10005. GSAM has been registered as an investment adviser since 1990 and is an affiliate of Goldman, Sachs & Co. ("Goldman Sachs"). As of December 31, 2004, GSAM along with other units of the Investment Management Division of Goldman Sachs, had assets under management of $451.3 billion (excludes seed capital and assets under supervision).

The Fund is managed on a team basis. The individual members of the team, who are assisted by the Value Investment Team ("Value Team"), and are primarily responsible for the day-to-day management of the Fund's portfolio are:

     o Dolores Bamford (VICE PRESIDENT) joined GSAM as a portfolio manager for the Value Team in April 2002. Prior to that, she was a portfolio manager at Putnam Investments for various products since 1991.

     o David L. Berdon (VICE PRESIDENT) joined GSAM as a research analyst in March 2001 and became a portfolio manager in October 2002. From September 1999 to March 2001, he was a Vice President for Business Development and Strategic Alliances at Soliloquy, Inc. From September 1997 to September 1999, he was a principal consultant at Diamond Technology partners.

     o Andrew Braun (VICE PRESIDENT) joined the GSAM as a mutual fund product development analyst in July 1993. From January 1997 to April 2001, he was a research analyst on the Value Team and he became a portfolio manager in May 2001.

     o Scott Carroll (VICE PRESIDENT) joined GSAM as a portfolio manager for the Value Team in May 2002. From 1996 to 2002, he worked at Van Kampen Funds where he had portfolio management and analyst responsibilities fro Growth and Income and Equity Income funds.

     o Sally Pope Davis (VICE PRESIDENT) joined GSAM as a portfolio manager in August 2001. From December 1999 to July 2001, she was a relationship manager in Private Wealth Management at Goldman Sachs. From August 1989 to November 1999, she was a bank analyst in the Goldman Sachs Investment Research Department.

     o Sean Gallagher (VICE PRESIDENT) joined GSAM as a research analyst in May 2000. He became a portfolio manager in December 2001. From October 1993 to May 2000, he was a research analyst at Merrill Lynch Asset Management.

     o James Otness (MANAGING DIRECTOR) joined GSAM as a portfolio manager in May 2000. From 1998 to 2000, he headed Dolphin Asset Management. From 1970 to 1998, he worked at J.P. Morgan, most recently as a managing director and portfolio manager responsible for small-cap institutional equity investments.

     o Lisa Parisi (MANAGING DIRECTOR) joined GSAM as a portfolio manager in August 2001. From December 2000 to August 2001, she was a portfolio manager at John A. Levin & Co. From March 1995 to December 2000, she was a portfolio manager and managing director at Valenzuela Capital.

     o Eileen Rominger (MANAGING DIRECTOR AND CHIEF INVESTMENT OFFICER) joined GSAM as a portfolio manager and Chief Investment Officer of the Value Team in August 1999. From 1981 to 1999, she worked at Oppenheimer Capital, most recently as a senior portfolio manager.

     o Edward Perkin, CFA (VICE PRESIDENT AND PORTFOLIO MANAGER) is a portfolio manager for the U.S. Value team, where he has broad responsibilities across the value portfolios. Before joining Goldman Sachs, Edward gained research experience from Fidelity Investments and Gabelli Asset Management while attending business school. Prior to that, Edward worked as a senior research analyst at Fiserv. Edward received a B.A. from the University of California, Santa Barbara and received his M.B.A. from Columbia Business School and is a CFA charter holder. Edward joined the Value Team in June of 2002.

The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of securities in the Fund.

PENDING LITIGATION

On April 2, 2004, Lois Burke, a plaintiff identifying herself as a shareholder of the Goldman Sachs Internet Tollkeeper Fund, filed a purported class and derivative action lawsuit in the United States District Court for the Southern District of New York against The Goldman Sachs Group, Inc. ("GSG"), Goldman Sachs Asset Management, L.P. ("GSAM"), the Trustees and Officers of the Goldman Sachs Trust (the "Trust"), and John Doe Defendants. In addition, the Goldman Sachs Funds and certain other investment portfolios of the Trust were named as nominal defendants. On April 19 and May 6, 2004, additional class and derivative action lawsuits containing substantially similar allegations and requests for redress were filed in the United States District Court for the Southern District of New York. On June 29, 2004, the three complaints were consolidated into one action, IN RE GOLDMAN SACHS MUTUAL FUNDS FEE Litigation, and on November 17, 2004, the plaintiffs filed a consolidated amended complaint against GSG, GSAM, Goldman Sachs Asset Management International ("GSAMI"), Goldman, Sachs & Co., the Trustees and Officers of the Trust and John Doe Defendants (collectively, the "Defendants") in the United States District Court for the Southern District of New York. Certain investment portfolios of the Trust and Goldman Sachs Variable Insurance Trust (collectively, the "Goldman Sachs Funds") were also named as nominal defendants in the amended complaint.

The consolidated amended complaint, which is brought on behalf of all persons or entities who held shares in the Goldman Sachs Funds between April 2, 1999 and January 9, 2004, inclusive (the "Class Period"), asserts claims involving (i) violations of the Investment Company Act of 1940 (the "Investment Company Act"), the Investment Advisers Act of 1940, and New York General Business Law, (ii) common law breach of fiduciary duty, (iii) aiding and abetting breach of fiduciary duty and (iv) unjust enrichment. The complaint alleges, among other things, that during the Class Period, the Defendants made improper and excessive brokerage commission and other payments to brokers that sold shares of the Goldman Sachs Funds and omitted statements of fact in registration statements and reports filed pursuant to the Investment Company Act which were necessary to prevent such registration statements and reports from being materially false and misleading. In addition, the complaint alleges that the Goldman Sachs Funds paid excessive and improper investment advisory fees to GSAM and GSAMI. The complaint further alleges that the Trust's Officers and Trustees breached their fiduciary duties by, among other things, permitting the payments to be made. The complaint also alleges that GSAM and GSAMI used Rule 12b-1 fees for improper purposes and made improper use of soft dollars. The plaintiffs in the cases are seeking compensatory damages; punitive damages; rescission of GSAM's and GSAMI's investment advisory agreement and return of fees paid; an accounting of all Goldman Sachs Funds-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and reasonable costs and expenses, including counsel fees and expert fees.

Based on currently available information, GSAM and GSAMI believe that the likelihood that the pending purported class and derivative action lawsuit will have a material adverse financial impact on the Goldman Sachs Funds is remote, and the pending action is not likely to materially affect their ability to provide investment management services to its clients, including the Goldman Sachs Funds.

JNL/JPMORGAN INTERNATIONAL EQUITY FUND (formerly the JNL/Putnam International Equity Fund)

INVESTMENT OBJECTIVE. The investment objective of the JNL/JPMorgan International Equity Fund is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio consisting primarily of common stocks of non-U.S. companies. The Fund invests in foreign securities that the sub-adviser believes offer significant potential for long-term appreciation. The Fund normally has at least three countries represented in its portfolio, including both developed and emerging markets.

The Fund seeks consistent, above-average relative returns and below-average relative risk through a balance of country and sector diversification and the selection of believed underpriced companies. The sub-adviser's process relies on both top-down macroeconomic and market analysis and bottom-up fundamental company research.

The Portfolio uses a three-step bottom-up, stock-picking process. First, regional, locally based analysts rank securities within their regions based on primary research conducted by the analysts. Second, all positively ranked stocks filter up to a group of global sector analysts, who rank the stocks globally. Finally, all securities ranked positively by the local analysts and global sector analysts are considered by a group of senior portfolio managers who construct a diversified and risk managed portfolio.

The adviser will decide how much to invest in the securities of a particular country or currency by evaluating the potential growth of an investment, as well as the relationship between the currency and the U.S. dollar. The adviser may increase or decrease the emphasis on a type of security, sector, country or currency, based on its analysis of a variety of economic factors, including fundamental economic strength, earnings growth, quality of management, sector growth, credit quality and interest rate trends. The Portfolio may purchase securities where the issuer is located in one country but the security is denominated in the currency of another.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o EMERGING MARKETS RISK. The Fund may invest a portion of its assets in securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

As of May 1, 2000, Putnam Investment Management, Inc. replaced Rowe-Price Fleming International, Inc. as the sub-adviser for the Fund. Performance shown for the period prior to May 1, 2000 reflects the results achieved by the prior sub-adviser.

As of May 2, 2005, J.P. Morgan Investment Management, Inc. replaced Putnam Investment Management, Inc. as the sub-adviser for the Fund. Performance shown for the period from May 1, 2000 to May 2, 2005 reflects the results achieved by the prior sub-adviser.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31*
13.91%        2.65%   14.43%   32.11%  -13.99%  -20.29% -20.58%  28.53%   16.34%
[insert chart]
1996          1997    1998     1999    2000     2001    2002     2003     2004

In the periods shown in the chart, the Fund's highest quarterly return was 23.24% (4th quarter of 1999) and its lowest quarterly return was -22.59% (3rd quarter of 2002).

* The Fund's returns shown in the bar chart is for the Fund's Class A shares. Class B shares would have substantially similar annual returns, because both Classes of shares represent an investment in the same portfolio of securities, and the annual returns would differ only to the extent that the Classes do not have the same expenses.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
------------------------------------------------------------------------------------------------- -----------------
                                                                                                   Life of Fund*
------------------------------------------------------------------------------------------------- -----------------
JNL/JPMorgan International Equity Fund (Class B)                                                        10.72%
Morgan Stanley Europe and Australasia, Far East Equity (MSCI E.A.FE.) Index                             14.08%
------------------------------------------------------------------------------------------------- -----------------

The Morgan Stanley Europe and Australasia, Far East Equity (MSCI E.A.FE.) Index is a broad-based, unmanaged index.
* The Class B shares of the Fund began operations on March 5, 2004. Prior to May
2, 2005, the Fund was managed by Putnam Investment Management, Inc.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------- -----------------------
                                                                                                     CLASS B
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Management/Administrative Fee*                                                                        0.88%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
12b-1 Service Fee                                                                                     0.00%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Other Expenses                                                                                        0.01%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Total Fund Annual Operating Expenses                                                                  0.89%
--------------------------------------------------------------------------------------------- -----------------------

* A reduction in the advisory fee took place on May 1, 2004. In addition, a reduction in the advisory fee took place on May 2, 2005. These estimates are based on the Fund's actual operating expenses for its most recently completed fiscal year, as adjusted for contractual changes.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------ --------------------------
EXPENSE EXAMPLE                                                                               CLASS B
------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------ --------------------------
1 Year                                                                                           $91
------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------ --------------------------
3 Years                                                                                         $284
------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------ --------------------------
5 Years                                                                                         $493
------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------ --------------------------
10 Years                                                                                      $1,096
------------------------------------------------------------------------------------ --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. In addition to common stocks, the Fund may also invest in other types of securities, such as preferred stocks, convertible securities, fixed-income securities. Fixed income securities, including preferred stocks and convertible securities, are subject to credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer will not make payments of principal or interest when due. A deterioration in the credit quality of an issuer of fixed income securities will cause the price of those securities to fall. Interest rate risk is the risk that interest rates will rise, causing the prices of fixed income securities, including those owned by the Fund, to fall.

DERIVATIVES. The Fund may use derivative instruments, such as futures contracts, options and forward currency contracts, for hedging and risk management. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's sub-adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

TEMPORARY DEFENSIVE POSITION. For temporary, defensive purposes, when the sub-adviser believes other types of investments are advantageous on the basis of both risk and protection of capital values, the Fund may invest in fixed-income securities with or without warrants or conversion features and may retain cash, or invest up to all of its assets in cash equivalents. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive position may reduce the potential for appreciation of the Fund's portfolio.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/JPMorgan International Equity Fund is J.P. Morgan Investment Management Inc. ("J.P. Morgan"), located 522 Fifth Avenue, New York, New York 10036.

J.P. Morgan is an indirect subsidiary of JPMorgan Chase & Co., a publicly held bank holding company and global financial services firm. J.P. Morgan manages assets for governments, corporations, endowments, foundations, and individuals worldwide. As of December 31, 2004, J. P. Morgan and its affiliates had approximately $791 billion in assets under management.

The Fund is managed by a team of investment professionals, who have on average over 18 years of investment experience. The team is led James Fisher. An employee since 1985, Mr. Fisher is a Managing Director and portfolio manager in the Global Portfolios Group.

The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed, and ownership of securities in the Fund.

JNL/JPMORGAN INTERNATIONAL VALUE FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/JPMorgan International Value Fund is to provide high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, developing markets.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of common stocks of non-U.S. companies in developed markets. At least 65% of its total assets will be invested, under normal market conditions, in equity securities of foreign issuers included in the Morgan Stanley Capital Index (MSCI) Europe, Australasia and Far East (EAFE) Value Index. The Fund's industry weightings generally approximate those of the MSCI EAFE Value Index, although it does not seek to mirror the index in its choice of individual securities. In choosing stocks, the Fund emphasizes those that are ranked as undervalued according to the sub-adviser's research, while underweighting or avoiding those that appear overvalued. The Fund may also invest in the equity securities of companies in developing countries or "emerging markets." The sub-adviser considers "emerging markets" to be any market not included in the MSCI EAFE Value Index. An issuer in an emerging market is one that: (i) has its principal securities trading market in an emerging market country and (ii) is organized under the laws of an emerging market.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks of foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o EMERGING MARKETS RISK. The Fund may invest a portion of its assets in securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o VALUE INVESTING RISK. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. The Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other types of stock funds. A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value or the factors that the manager believes will increase the price of the security do not occur.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to broad-based indices since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31*
38.02%   -15.45%  -20.33%  -26.59%  39.43%  22.54%
[insert chart]
1999     2000     2001     2002     2003    2004

In the period shown in the chart, the Fund's highest quarterly return was 20.40% (2nd quarter of 2003) and its lowest quarterly return was -24.76% (3rd quarter of 2002).

* The Fund's returns shown in the bar chart is for the Fund's Class A shares. Class B shares would have substantially similar annual returns, because both Classes of shares represent an investment in the same portfolio of securities, and the annual returns would differ only to the extent that the Classes do not have the same expenses.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
------------------------------------------------------------------------------------------------- -------------------
                                                                                                    Life of Fund*
------------------------------------------------------------------------------------------------- -------------------
JNL/JPMorgan International Value Fund (Class B)                                                         14.85%
SSB PMI Value EPAC Index                                                                                18.30%
MSCI EAFE Value Index                                                                                   18.70%
------------------------------------------------------------------------------------------------- -------------------

The SSB PMI Value EPAC Index and MSCI EAFE Value Index are broad-based, unmanaged indices.
* The Class B shares of the Fund began operations on March 5, 2004. SSB PMI
Value EPAC Index return for Class B is from February 29, 2004 to December 31,
2004.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS) [
---------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------- ---------------------
                                                                                                      CLASS B
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Management/Administrative Fee*                                                                          0.88%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
12b-1 Service Fee                                                                                       0.00%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Other Expenses                                                                                          0.01%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Total Fund Annual Operating Expenses                                                                    0.89%
----------------------------------------------------------------------------------------------- ---------------------

*A reduction in the advisory fee took place on May 2, 2005. These estimates are based on the Fund's actual operating expenses for its most recently completed fiscal year, as adjusted for contractual changes.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                                CLASS B
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
1 Year                                                                                            $91
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
3 Years                                                                                          $284
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
5 Years                                                                                          $493
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
10 Years                                                                                       $1,096
------------------------------------------------------------------------------------- --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The JNL/JPMorgan International Value Fund seeks to achieve its investment objective primarily through its stock selection process. Using a variety of quantitative valuation techniques and based on in-house research, the sub-adviser ranks issuers within each industry group according to their relative value. The sub-adviser makes investment decisions using the research and valuation rankings, as well as its assessment of other factors, including: value characteristics such as price-to-book and price-earnings ratios, catalysts that could trigger a change in a stock's price, potential reward compared to potential risk, and temporary mispricings caused by market overreactions.

TEMPORARY DEFENSIVE POSITION. The Fund may take a temporary, defensive position by investing a substantial portion of its assets in U.S. government securities, cash, cash equivalents and repurchase agreements. Taking a defensive position may reduce the potential for appreciation in the Fund's portfolio. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective. Under normal market conditions, the Fund may invest in money market instruments to invest temporary cash balances or to maintain liquidity to meet redemptions.

PORTFOLIO TURNOVER. The Fund may actively trade securities in seeking to achieve its objective. Doing so may increase transaction costs, which may reduce performance. Active trading also may increase short-term gains and losses.

DERIVATIVES. The Fund may use derivative instruments, such as futures contracts, options and forward currency contracts, for hedging and risk management. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's sub-adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

WHEN-ISSUED SECURITIES. The Fund may invest in when-issued and delayed delivery securities. Actual payment for and delivery of such securities does not take place until some time in the future, I.E., beyond normal settlement. The purchase of these securities will result in a loss if their value declines prior to the settlement date. This could occur, for example, if interest rates increase prior to settlement.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/JPMorgan International Value Fund is J.P. Morgan Investment Management Inc. (J.P. Morgan), with principal offices at 522 Fifth Avenue, New York, New York 10036. J.P. Morgan is an indirect subsidiary of JPMorgan Chase & Co., a publicly held bank holding company and global financial services firm. J.P. Morgan manages assets for governments, corporations, endowments, foundations, and individuals worldwide. As of December 31, 2004, J. P. Morgan and its affiliates had approximately $791 billion in assets under management.

The Fund has a portfolio management team that is responsible for the day-to-day management of the Fund. The portfolio management team is led by Andrew C. Cormie, Managing Director of J.P. Morgan, and Gerd Woort-Menker, Managing Director of J.P. Morgan. Mr. Cormie, who is head of Global Equity, has been an international equity portfolio manager since 1997 and employed by J.P. Morgan since 1984. Mr. Woort-Menker who is a senior portfolio manager in tge Morgan Global Investment team, has been employed by J.P. Morgan 1987. Mr. Cormie has been on the portfolio management team since the inception of the Fund and Mr. Woort-Menker since 2002.

The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of securities in the Fund.

JNL/LAZARD MID CAP VALUE FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Lazard Mid Cap Value Fund is capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a non-diversified portfolio of equity securities of U.S. companies with market capitalizations in the range of companies represented in the Russell Mid Cap Index and that the sub-adviser believes are undervalued. The Fund invests in 55-65 securities, with a market capitalization of between $1 billion and $10 billion, or in the Russell Midcap(R) Index. The Russell Midcap(R) Index is composed of selected common stocks of medium-size U.S. companies. The Fund's equity holdings consist primarily of common stocks, but may also include preferred stocks, securities convertible into or exchangeable for common stocks, rights and warrants, real estate investment trusts and American and Global Depositary Receipts. To the extent its assets are not invested in such securities, the Fund may invest in the equity securities of larger capitalization companies or investment-grade fixed-income securities. In searching for undervalued medium capitalization stocks, the sub-adviser uses a stock-selection process based primarily on analysis of historical financial data, with little emphasis placed on forecasting future earnings or events.

The sub-adviser does not automatically sell a security if its market capitalization grows or falls outside the range of companies in the Russell Midcap(R) Index. The sub-adviser may sell a security for any of the following reasons:

     o its price rises to a level where it no longer reflects value (target valuation);

     o    the underlying investment assumptions are no longer valid;

     o    company management changes their direction; or

     o    external  events  occur  (e.g.,  changes  in  regulation,   taxes  and
          competitive position).

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests primarily in equity securities of U.S. companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o VALUE INVESTING RISK. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value or the factors that the manager believes will increase the price of the security do not occur.

     o MID-CAPITALIZATION INVESTING RISK. The prices of securities of mid-capitalization companies may fluctuate more than those of larger, more established companies. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

     o NON-DIVERSIFICATION. The Fund is "non-diversified." Under a definition provided by the Investment Company Act of 1940, as amended, non-diversified funds may invest in fewer assets, or in larger proportions of the assets of single companies or industries. Thus, the Fund may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund's total return and share price.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31*
4.77%    25.37%   13.24%   -14.08%          28.89%            24.72%
[insert chart]
1999     2000     2001     2002             2003              2004

In the period shown in the chart, the Fund's highest quarterly return was 19.12% (4th quarter of 2001) and its lowest quarterly return was -16.09% (3rd quarter of 2002).

* The Fund's returns shown in the bar chart is for the Fund's Class A shares. Class B shares would have substantially similar annual returns, because both Classes of shares represent an investment in the same portfolio of securities, and the annual returns would differ only to the extent that the Classes do not have the same expenses.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
-------------------------------------------------------------------------------------------------- -----------------
                                                                                                    Life of Fund*
-------------------------------------------------------------------------------------------------- -----------------
JNL/Lazard Mid Cap Value Fund (Class B)                                                                  15.20%
Russell MidCap(R) Index                                                                                  10.72%
-------------------------------------------------------------------------------------------------- -----------------

The Russell MidCap(R) Index is a broad-based, unmanaged index.
* The Class B shares of the Fund began operations on March 5, 2004.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------ --------------------
                                                                                                       CLASS B
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Management/Administrative Fee*                                                                           0.82%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
12b-1 Service Fee                                                                                        0.00%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Other Expenses                                                                                           0.01%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Total Fund Annual Operating Expenses                                                                     0.83%
------------------------------------------------------------------------------------------------ --------------------

* A reduction in the advisory fee took place on January 1, 2005. These estimates are based on the Fund's actual operating expenses for its most recently completed fiscal year, as adjusted for contractual changes.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

---------------------------------------------------------------------------------- ----------------------------
EXPENSE EXAMPLE                                                                              CLASS B
---------------------------------------------------------------------------------- ----------------------------
---------------------------------------------------------------------------------- ----------------------------
1 Year                                                                                           $85
---------------------------------------------------------------------------------- ----------------------------
---------------------------------------------------------------------------------- ----------------------------
3 Years                                                                                         $265
---------------------------------------------------------------------------------- ----------------------------
---------------------------------------------------------------------------------- ----------------------------
5 Years                                                                                         $460
---------------------------------------------------------------------------------- ----------------------------
---------------------------------------------------------------------------------- ----------------------------
10 Years                                                                                      $1,025
---------------------------------------------------------------------------------- ----------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITION. For temporary, defensive purposes, the Fund may invest up to all of its assets in larger capitalization companies, cash and short-term money market instruments. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive position may reduce the potential for appreciation of the Fund's portfolio.

DERIVATIVES. The Fund may use derivative instruments, such as options and futures contracts and forward currency contracts, for hedging or to enhance return. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in securities prices.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/Lazard Mid Cap Value Fund is Lazard Asset Management LLC (Lazard), 30 Rockefeller Plaza, New York, New York 10112. Lazard is a subsidiary of Lazard Freres & Co. LLC (Lazard Freres), a New York limited liability company, which provides its clients with a wide variety of investment banking, brokerage and related services. Lazard and its affiliates provide investment management services to client discretionary accounts of both individuals and institutions.

The Fund is managed on a team basis by Christopher Blake, Gary Buesser and Andrew Lacey. Mr. Buesser has been with Lazard and has been associated with the Fund since April 2000. He is a Senior Vice President and portfolio manager. Prior to joining Lazard, he worked for Evergreen Funds, SG Cowen, Shearson Lehman Brothers, and Kidder Peabody. Mr. Lacey has been with Lazard since 1996. He is a portfolio manager and Deputy Chairman of Lazard. Mr. Blake has been with Lazard since 1995. Mr. Blake is a Managing Director of Lazard. Mr. Lacey and Mr. Blake have shared responsibility for the day-to-day management of the Fund since January 2001 and November 2001, respectively.

The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of securities in the Fund.

JNL/LAZARD SMALL CAP VALUE FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Lazard Small Cap Value Fund is capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a non-diversified portfolio of equity securities of U.S. companies with market capitalizations in the range of companies represented by the Russell 2000(R) Index that the sub-adviser believes are undervalued. The Fund holds between 75 - 130 securities with a market capitalization range of $300 million to $5 billion. The Fund's returns are compared to the Russel 2000(R) Index. The Russell 2000 Index is composed of selected common stocks of small, generally unseasoned U.S. companies. The Fund's equity holdings consist primarily of common stocks but may also include preferred stocks, securities convertible into or exchangeable for common stocks, rights and warrants, real estate investment trusts and American and Global Depositary Receipts. In searching for undervalued small capitalization stocks, the sub-adviser uses a stock-selection process based primarily on analysis of historical financial data, with little emphasis placed on forecasting future earnings or events.

The sub-adviser does not automatically sell a security if its market capitalization grows or falls outside the range of companies in the Russell 2000(R) Index. The sub-adviser may sell a security for any of the following reasons:

     o its price rises to a level where it no longer reflects value (target valuation);

     o    the underlying investment assumptions are no longer valid;

     o    company management changes their direction; or

     o    external  events  occur  (e.g.,  changes  in  regulation,   taxes  and
          competitive position).

The  Fund  may  invest  in  equity  securities  of  larger  U.S.   companies  or
investment-grade fixed-income securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o VALUE INVESTING RISK. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value or the factors that the manager believes will increase the price of the security do not occur.

     o SMALL CAP INVESTING RISK. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones. The companies in which the Fund is likely to invest have limited product lines, markets or financial resources, or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Accordingly, an investment in the Fund may not be appropriate for all investors.

     o NON-DIVERSIFICATION. The Fund is "non-diversified." Under a definition provided by the Investment Company Act of 1940, as amended, non-diversified funds may invest in fewer assets, or in larger proportions of the assets of single companies or industries. Thus, the Fund may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund's total return and share price.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31*
1.96%    16.60%   17.34%   -17.22%  38.83%  15.38%
[insert chart]
1999     2000     2001     2002     2003    2004

In the period shown in the chart, the Fund's highest quarterly return was 20.18% (2nd quarter of 1999) and its lowest quarterly return was -18.94% (3rd quarter of 2002).

* The Fund's returns shown in the bar chart is for the Fund's Class A shares. Class B shares would have substantially similar annual returns, because both Classes of shares represent an investment in the same portfolio of securities, and the annual returns would differ only to the extent that the Classes do not have the same expenses.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
------------------------------------------------------------------------------------------------- ------------------
                                                                                                    Life of Fund*
------------------------------------------------------------------------------------------------- ------------------
JNL/Lazard Small Cap Value Fund (Class B)                                                                8.34%
Russell 2000 Index                                                                                       9.85%
------------------------------------------------------------------------------------------------- ------------------

The Russell 2000 Index is a broad-based, unmanaged index.
* The Class B shares of the Fund began operations on March 5, 2004.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------- -----------------------
                                                                                                     CLASS B
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Management/Administrative Fee*                                                                        0.85%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
12b-1 Service Fee                                                                                     0.00%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Other Expenses                                                                                        0.01%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Total Fund Annual Operating Expenses                                                                  0.86%
--------------------------------------------------------------------------------------------- -----------------------

* A reduction in the advisory fee took place on January 1, 2005. These estimates are based on the Fund's actual operating expenses for its most recently completed fiscal year, as adjusted for contractual changes.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

----------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                              CLASS B
----------------------------------------------------------------------------------- --------------------------
----------------------------------------------------------------------------------- --------------------------
1 Year                                                                                          $88
----------------------------------------------------------------------------------- --------------------------
----------------------------------------------------------------------------------- --------------------------
3 Years                                                                                        $274
----------------------------------------------------------------------------------- --------------------------
----------------------------------------------------------------------------------- --------------------------
5 Years                                                                                        $477
----------------------------------------------------------------------------------- --------------------------
----------------------------------------------------------------------------------- --------------------------
10 Years                                                                                     $1,061
----------------------------------------------------------------------------------- --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITION. For temporary, defensive purposes, the Fund may invest up to all of its assets in larger capitalization companies, cash and short-term money market instruments. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive position may reduce the potential for appreciation of the Fund's portfolio.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/Lazard Small Cap Value Fund is Lazard Asset Management LLC (Lazard), 30 Rockefeller Plaza, New York, New York 10112. Lazard is a subsidiary of Lazard Freres & Co. LLC (Lazard Freres), a New York limited liability company, which provides its clients with a wide variety of investment banking, brokerage and related services. Lazard and its affiliates provide investment management services to client discretionary accounts of both individuals and institutions.

The Fund is managed on a team basis by Patrick Mullin and Andrew Lacey. Mr. Mullin has been with Lazard since 1998. He is a Portfolio Manager and a Director of Lazard. Prior to joining Lazard in 1998, he was with Target Capital Management from February 1997 to December 1997 and prior to that he was with Dillon, Read & Co. Inc. Mr. Lacey has been with Lazard since 1996. He is a portfolio manager and Deputy Chairman of US/Global Products of Lazard. Mr. Lacey and Mr. Mullin have shared responsibility for the day-to-day management of the Fund since May 2003 and January 2001, respectively.

The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of securities in the Fund.

JNL/MELLON CAPITAL MANAGEMENT S&P 500 INDEX FUND (formerly the JNL/Curian S&P 500 Index Fund)

INVESTMENT OBJECTIVE. The investment objective of the JNL/Mellon Capital Management S&P 500 Index Fund is to match the performance of the S&P 500(R) Index. The Fund is constructed to mirror the S&P 500 Index to provide long-term capital growth.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing in large-capitalization company securities. The Fund employs a passive investment approach, called indexing, which attempts to replicate the investment performance of the S&P 500 Index through statistical procedures. The Fund does not employ traditional methods of active investment management, which involves the buying and selling of securities based upon security analysis. The Fund attempts to replicate the target index by investing all or substantially all of its assets in the stocks that make up the Index. The Fund's foreign investments generally reflect the weightings of foreign securities in the S&P 500 Index. Indexing offers a cost-effective investment approach to gaining diversified market exposure over the long-term.

The Fund seeks to invest under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in the stocks in the S&P 500 Index in proportion to their market capitalization weighting in the S&P 500 Index. This approach is called "replication." When replicating a capitalization-weighted index such as the S&P 500 Index, portfolio turnover is reduced to what the index adds and deletes, contract owner contributions and withdrawals, and reinvestment income. The replicated portfolio does not require rebalancing as a result of market movement. It is rebalanced automatically with the change in share price.

In the event that all the stocks comprising the index cannot be purchased, the Fund may purchase a representative sample of stocks from each economic sector included in the S&P 500 Index in proportion to the weighting in the S&P 500 Index. To the extent that the Fund seeks to replicate the S&P 500 Index using such sampling techniques, a close correlation between the Fund's performance and the performance of the S&P 500 Index may be anticipated in both rising and falling markets. The Fund attempts to achieve a correlation between the performance of its investments and that of the S&P 500 Index of at least 0.95 before deduction of Fund expenses. A correlation of 1.00 would represent perfect correlation between the Fund and S&P 500 Index performance. The Fund's ability to achieve significant correlation between Fund and S&P 500 Index performance may be affected by changes in securities markets and changes in the composition of the S&P 500 Index.

The Fund may invest in derivative securities to manage cash flows and equitize dividend accruals.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose all or a portion of your money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of a company may result in a decline in its stock price, and a broad-based market drop may also cause a stock's price to fall.

     o DERIVATIVES RISK. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities, asset-backed securities and exchange traded funds, involves special risks. The Fund's sub-adviser must choose the correct derivatives exposure versus the underlying assets to be hedged in order to realize the desired results from the investment. The derivatives purchased are priced on the index that the sub-adviser is tracking. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of derivatives that do not correlate with price movements in the rest of the portfolio.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid securities markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o INDEX INVESTING RISK. While the S&P 500 Index is comprised of the stocks of a large number of companies, market fluctuations can cause the performance of the S&P 500 to be significantly influenced by a handful of companies. Thus, the Fund's performance will be more vulnerable to changes in the market value of those companies.

          The stocks of the S&P 500 Index in which the Fund invests are considered large-capitalization stocks. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund's performance may sometimes be lower than that of other types of funds, such as those emphasizing small- or mid-capitalization companies.

          The Fund uses an indexing strategy. It does not attempt to manage market volatility, use defensive strategies, or reduce the effects of any long-term periods of poor stock performance.

          The correlation between the Fund and index performance may be affected by the Fund's expenses, changes in securities markets, changes in the composition of the index, the size of the Fund's portfolio and the timing of purchases and redemptions of the Fund's shares. Because the Fund has expenses and other investment considerations that an index does not, the Fund's performance may be lower than that of the index.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the returns since the inception of the Fund. The table shows the Fund's returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

For the period from December 13, 2003 until February 17, 2004, the Fund was managed by Curian Capital LLC. Returns shown reflect the results achieved by a prior sub-adviser.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31*
27.79%            10.06%
[insert chart]
2003              2004

In the periods shown in the chart, the Fund's highest quarterly return was 15.14% (2nd quarter of 2003) and its lowest quarterly return was -1.97% (3rd quarter of 2004).

* The Fund's returns shown in the bar chart is for the Fund's Class A shares. Class B shares would have substantially similar annual returns, because both Classes of shares represent an investment in the same portfolio of securities, and the annual returns would differ only to the extent that the Classes do not have the same expenses.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
----------------------------------------------------------------------------------------------- ------------------
                                                                                                  Life of Fund*
----------------------------------------------------------------------------------------------- ------------------
JNL/Mellon Capital Management S&P 500 Index Fund (Class B)                                             5.91%
S&P 500 Index                                                                                          6.24%
----------------------------------------------------------------------------------------------- ------------------

The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.
* The Class B shares of the Fund began operations on March 5, 2004.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------- -----------------------
                                                                                                     CLASS B
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Management/Administrative Fee                                                                         0.39%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
12b-1 Service Fee                                                                                     0.00%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Other Expenses                                                                                        0.01%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Total Fund Annual Operating Expenses                                                                  0.40%
--------------------------------------------------------------------------------------------- -----------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs will be:

---------------------------------------------------------------------------------- ---------------------------
EXPENSE EXAMPLE                                                                             CLASS B
---------------------------------------------------------------------------------- ---------------------------
---------------------------------------------------------------------------------- ---------------------------
1 Year                                                                                          $41
---------------------------------------------------------------------------------- ---------------------------
---------------------------------------------------------------------------------- ---------------------------
3 Years                                                                                        $128
---------------------------------------------------------------------------------- ---------------------------
---------------------------------------------------------------------------------- ---------------------------
5 Years                                                                                        $224
---------------------------------------------------------------------------------- ---------------------------
---------------------------------------------------------------------------------- ---------------------------
10 Years                                                                                       $505
---------------------------------------------------------------------------------- ---------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. THE S&P 500 INDEX. The S&P 500 Index is composed of 500 common stocks that are selected by Standard & Poor's to capture the price performance of a large cross-section of the U.S. publicly traded stock market. Stocks included in the S&P 500 Index are chosen with the aim of achieving a representative portfolio from the various components of the U.S. economy. A limited percentage of the S&P 500 Index may include foreign securities traded on U.S. exchanges. Aggregate market value and trading activity also are considered in the selection process. While these stocks do not necessarily represent the 500 largest corporations in the Unites States, the S&P 500 Index is recognized for its emphasis toward large stocks. The 500 securities, most of which trade on the New York Stock Exchange, currently represent approximately 80% of the market value of all U.S. common stocks. Each stock in the S&P 500 Index is weighted by its market capitalization. The inclusion of a stock in the S&P 500 Index in no way implies that Standard & Poor's believes the stock to be an attractive investment, nor is Standard & Poor's in any way affiliated with the Fund.

CASH POSITIONS. To effectively manage cash inflows and outflows, the Fund will maintain a cash position primarily consisting of shares of other money market mutual funds. The Fund may also investment to some degree in money market instruments.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risk and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/Mellon Capital Management S&P 500 Index Fund is Mellon Capital Management Corporation (Mellon), located at 595 Market Street, San Francisco, California 94105. Mellon is a wholly owned subsidiary of Mellon Financial Corporation, a publicly traded financial and bank holding company.

Mellon supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund's investment securities. Mellon utilizes teams of investment professionals acting together to manage the assets of the Fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolio as they deem appropriate in the pursuit of the Fund's investment objectives. The individual members of the team who are primarily responsible for the day-to-day management of the Fund's portfolio are:

Susan Ellison is a Managing Director, Equity Portfolio Management at Mellon Capital. Ms. Ellison is a graduate of San Francisco State University with a Bachelor of Science degree. Ms. Ellison has 17 years of investment experience. She is responsible for the management of all U.S. and international equity portfolios. She is a member of AIMR and the Society of Investment Analysts of San Francisco and has been with Mellon Capital for 17 years.

Richard A. Brown, CFA, is a Director, Equity Portfolio Management at Mellon Capital. Mr. Brown holds a M.B.A. from California State University at Hayward. Mr. Brown has 10 years of investment experience. He co-manages a team of portfolio managers for domestic and international equity indexing funds. Mr. Brown is a member of AIMR and the Society of Investment Analysts of San Francisco and has been with Mellon Capital for 10 years.

Karen Q. Wong, CFA is a Vice President, Equity Portfolio Management at Mellon Capital. Ms. Wong holds a M.B.A. from San Francisco State University. Ms. Wong has 5 years of investment experience. She co-manages a team of portfolio managers for domestic and international equity indexing funds. Ms. Wong is a member of AIMR and the Society of Investment Analysts of San Francisco and has been with Mellon Capital for 5 years.

The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of securities in the Fund.

JNL/MELLON CAPITAL MANAGEMENT S&P 400 MIDCAP INDEX FUND (formerly the JNL/Curian S&P 400 MidCap Index Fund)

INVESTMENT OBJECTIVE. The investment objective of the JNL/Mellon Capital Management S&P 400 MidCap Index Fund is to match the performance of the S&P 400 Index. The Fund is constructed to mirror the index to provide long-term capital growth by investing in equity securities of medium capitalization-weighted domestic corporations.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by utilizing a passive investment approach, called indexing, which attempts to replicate the investment performance of the S&P 400 Index through statistical procedures. The Fund does not employ traditional methods of active investment management, which involves the buying and selling of securities based upon security analysis. Indexing offers a cost-effective investment approach to gaining diversified market exposure over the long term.

The Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in the stocks in the S&P 400 Index in proportion to their market capitalization weighting in the S&P 400 Index. This approach is called "replication." When replicating a capitalization-weighted index such as the S&P 400 Index, portfolio turnover is reduced to what the index adds and deletes, contract owner contributions and withdrawals, and reinvestment of income. The replicated portfolio does not require rebalancing as a result of market movement. It is rebalanced automatically with the change in share prices of the securities owned.

In the event that all the stocks comprising the index cannot be purchased, the Fund may purchase a representative sample of stocks from each economic sector included in the S&P 400 Index in proportion to the weighting in the S&P 400 Index. To the extent that the Fund seeks to replicate the S&P 400 Index using such sampling techniques, a close correlation between the Fund's performance and the performance of the S&P 400 Index may be anticipated in both rising and falling markets. The Fund attempts to achieve a correlation between the performance of its investments and that of the S&P 400 Index of at least 0.95 before deduction of Fund expenses. A correlation of 1.00 would represent perfect correlation between the Fund and S&P 400 Index performance. The Fund's ability to achieve significant correlation between the Fund and S&P 400 Index performance may be affected by changes in securities markets and changes in the composition of the S&P 400 Index.

The Fund may invest in derivatives to manage contract owner cash flows and equitize dividend accruals.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose all or a portion of your money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of a company may result in a decline in its stock price, and a broad-based market drop may also cause a stock's price to fall.

     o MID-CAPITALIZATION INVESTING RISK. Historically, mid-capitalization stocks have been more volatile in price than large-capitalization stocks that dominate the overall stock market and often perform quite differently. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

     o DERIVATIVES RISK. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities, asset-backed securities and exchange traded funds, involves special risks. The Fund's sub-adviser must choose the correct derivatives exposure versus the underlying assets to be hedged in order to realize the desired results from the investment. The derivatives purchased are priced on the index that the sub-adviser is tracking. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of derivatives that do not correlate with price movements in the rest of the portfolio.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid securities markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o INDEX INVESTING RISK. While the S&P 400 Index is comprised of the stocks of a large number of companies, market fluctuations can cause the performance of the S&P 400 Index to be significantly influenced by a handful of companies. Thus, the Fund's performance will be more vulnerable to changes in the market value of those companies.

          Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund's performance may sometimes be lower than that of other types of funds, such as those emphasizing small- or large-capitalization companies.

          The Fund uses an indexing strategy. It does not attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term periods of poor stock performance.

          The correlation between the Fund and index performance may be affected by the Fund's expenses, changes in securities markets, changes in the composition of the index, the size of the Fund's portfolio and the timing of purchases and redemptions of the Fund's shares. Because the Fund has expenses and other investment considerations that an index does not, the Fund's performance may be lower than that of the index.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the returns since the inception of the Fund. The table shows the Fund's returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

For the period from December 13, 2003 until February 17, 2004, the Fund was managed by Curian Capital LLC. Returns shown reflect the results achieved by a prior sub-adviser.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31*
34.55%            15.79%
[insert chart]
2003              2004

In the periods shown in the chart, the Fund's highest quarterly return was 17.40% (2nd quarter of 2003) and its lowest quarterly return was -2.31% (3rd quarter of 2004).

* The Fund's returns shown in the bar chart is for the Fund's Class A shares. Class B shares would have substantially similar annual returns, because both Classes of shares represent an investment in the same portfolio of securities, and the annual returns would differ only to the extent that the Classes do not have the same expenses.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
----------------------------------------------------------------------------------------------- -------------------
                                                                                                  Life of Fund*
----------------------------------------------------------------------------------------------- -------------------
JNL/Mellon Capital Management S&P 400 MidCap Index Fund (Class B)                                    8.42%
S&P 400 Midcap Index                                                                                 8.72%
----------------------------------------------------------------------------------------------- -------------------

The S&P Midcap 400 Index is a broad-based, unmanaged index.
* The Class B shares of the Fund began operations on March 5, 2004.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------- -------------------
                                                                                                       CLASS B
------------------------------------------------------------------------------------------------- -------------------
------------------------------------------------------------------------------------------------- -------------------
Management/Administrative Fee                                                                            0.39%
------------------------------------------------------------------------------------------------- -------------------
------------------------------------------------------------------------------------------------- -------------------
12b-1 Service Fee                                                                                        0.00%
------------------------------------------------------------------------------------------------- -------------------
------------------------------------------------------------------------------------------------- -------------------
Other Expenses                                                                                           0.01%
------------------------------------------------------------------------------------------------- -------------------
------------------------------------------------------------------------------------------------- -------------------
Total Fund Annual Operating Expenses                                                                     0.40%
------------------------------------------------------------------------------------------------- -------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs will be:

------------------------------------------------------------------------------------- -------------------------
EXPENSE EXAMPLE                                                                               CLASS B
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
1 Year                                                                                           $41
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
3 Years                                                                                         $128
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
5 Years                                                                                         $224
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
10 Years                                                                                        $505
------------------------------------------------------------------------------------- -------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. THE S&P 400 MIDCAP INDEX. The S&P MidCap 400 Index consists of 400 domestic stocks that are selected by Standard & Poor's to capture the price performance of a large cross section of the U.S. publicly traded stock market. Stocks included in the S&P 400 Index are chosen with the aim of achieving a representative portfolio from the various components of the U.S. economy. A limited percentage of the S&P 400 Index may include foreign securities traded on U.S. exchanges. Aggregate market value and trading activity are also considered in the selection process. Each stock in the S&P 400 Index is weighted by its market capitalization (or the stock's price multiplied by the number of shares outstanding, as the S&P 400 Index is considered a capitalization-weighted index.) The inclusion of a stock in the S&P 400 Index in no way implies that Standard & Poor's believes the stock to be an attractive investment, nor is Standard & Poor's in any way affiliated with the Fund.

CASH POSITIONS. To effectively manage cash inflows and outflows, the Fund will maintain a cash position primarily consisting of shares other money market mutual funds. The Fund may also invest to some degree in money market instruments.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risk and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/Mellon Capital Management S&P 400 MidCap Index Fund is Mellon Capital Management Corporation (Mellon Capital), located at 595 Market Street, Suite 3000, San Francisco, California 94105. Mellon Capital is a wholly owned subsidiary of Mellon Financial Corporation, a publicly traded financial and bank holding company.

Mellon Capital supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund's investment securities. Mellon Capital utilizes teams of investment professionals acting together to manage the assets of the Fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolio as they deem appropriate in the pursuit of the Fund's investment objectives. The individual members of the team who are primarily responsible for the day-to-day management of the Fund's portfolio are:

Susan Ellison is a Managing Director, Equity Portfolio Management at Mellon Capital. Ms. Ellison is a graduate of San Francisco State University with a Bachelor of Science degree. Ms. Ellison has 17 years of investment experience. She is responsible for the management of all U.S. and international equity portfolios. She is a member of AIMR and the Society of Investment Analysts of San Francisco and has been with Mellon Capital for 17 years.

Richard A. Brown, CFA, is a Director, Equity Portfolio Management at Mellon Capital. Mr. Brown holds a M.B.A. from California State University at Hayward. Mr. Brown has 10 years of investment experience. He co-manages a team of portfolio managers for domestic and international equity indexing funds. Mr. Brown is a member of AIMR and the Society of Investment Analysts of San Francisco and has been with Mellon Capital for 10 years.

Karen Q. Wong, CFA is a Vice President, Equity Portfolio Management at Mellon Capital. Ms. Wong holds a M.B.A. from San Francisco State University. Ms. Wong has 5 years of investment experience. She co-manages a team of portfolio managers for domestic and international equity indexing funds. Ms. Wong is a member of AIMR and the Society of Investment Analysts of San Francisco and has been with Mellon Capital for 5 years.

The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of securities in the Fund.

JNL/MELLON CAPITAL MANAGEMENT SMALL CAP INDEX FUND (formerly the JNL/Curian Small Cap Index Fund)

INVESTMENT OBJECTIVE. The investment objective of the JNL/Mellon Capital Management Small Cap Index Fund is to match the performance of the Russell 2000(R) Index. The capitalization range for the Small Cap Index as of December 31, 2003, was $42.3 million at the bottom of the range, $2.4 billion at the top of the range. The Fund is constructed to mirror the index to provide long-term growth of capital by investing in equity securities of small- to mid-size domestic companies.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its investment objective by utilizing a passive investment approach, called indexing, which attempts to track the investment performance of the Russell 2000 Index through statistical procedures. The Fund does not employ traditional methods of active investment management, which involves the buying and selling of securities based upon security analysis. Indexing offers a cost-effective investment approach to gaining diversified market exposure over the long term.

The Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a portfolio of securities, which seeks to match the performance and characteristics of the Russell 2000 Index through replicating a majority of the Index and sampling from the remaining securities. To the extent that the Fund seeks to replicate the Russell 2000 Index using sampling techniques, a close correlation between the Fund's performance and the performance of the Russell 2000 Index may be anticipated in both rising and falling markets.

The Fund may invest in derivatives to manage contract owner cash flows and to equitize dividend accruals.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose all or a portion of your money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of a company may result in a decline in its stock price, and a broad-based market drop may also cause a stock's price to fall.

     o DERIVATIVES RISK. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities, asset-backed securities and exchange traded funds, involves special risks. The Fund's sub-adviser must choose the correct derivatives exposure versus the underlying assets to be hedged in order to realize the desired results from the investment. The derivatives purchased are priced on the index that the sub-adviser is tracking. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of derivatives that do not correlate with price movements in the rest of the portfolio.

     o SMALL CAP INVESTING RISK. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones. The companies in which the Fund is likely to invest have limited product lines, markets or financial resources, or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Accordingly, an investment in the Fund may not be appropriate for all investors.

     o MID-CAP INVESTING RISK. Mid-capitalization stocks may be more volatile in price than large-capitalization stocks that dominate the overall stock market, and often perform quite differently. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

     o INDEX INVESTING RISK. While the Russell 2000 Index is comprised of the stocks of a large number of companies, market fluctuations can cause the performance of the Russell 2000 Index to be significantly influenced by a handful of companies. Thus, the Fund's performance will be more vulnerable to changes in the market value of those companies.

          Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund's performance may sometimes be lower or higher than that of other types of funds.

          The Fund uses an indexing strategy. It does not attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term periods of poor stock performance.

          The correlation between the Fund and index performance may be affected by the Fund's expenses, changes in securities markets, changes in the composition of the index, the size of the Fund's portfolio and the timing of purchases and redemptions of the Fund's shares. Because the Fund has expenses and other investment considerations that an index does not, the Fund's performance may be lower than that of the index.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the returns since the inception of the Fund. The table shows the Fund's returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

For the period from December 13, 2003 until February 17, 2004, the Fund was managed by Curian Capital LLC. Returns shown reflect the results achieved by a prior sub-adviser.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31*
45.88%            17.42%
[insert chart]
2003              2004

In the periods shown in the chart, the Fund's highest quarterly return was 22.99% (2nd quarter of 2003) and its lowest quarterly return was -2.96% (3rd quarter of 2004).

* The Fund's returns shown in the bar chart is for the Fund's Class A shares. Class B shares would have substantially similar annual returns, because both Classes of shares represent an investment in the same portfolio of securities, and the annual returns would differ only to the extent that the Classes do not have the same expenses.


AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
---------------------------------------------------------------------------------------------- -------------------
                                                                                                 Life of Fund*
---------------------------------------------------------------------------------------------- -------------------
JNL/Mellon Capital Management Small Cap Index Fund (Class B)                                          9.24%
Russell 2000 Index                                                                                    9.85%
---------------------------------------------------------------------------------------------- -------------------

The Russell 2000 Index is a broad-based, unmanaged index.
* The Class B shares of the Fund began operations on March 5, 2004.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------- ---------------------
                                                                                                      CLASS B
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Management/Administrative Fee                                                                           0.39%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
12b-1 Service Fee                                                                                       0.00%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Other Expenses                                                                                          0.01%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Total Fund Annual Operating Expenses                                                                    0.40%
----------------------------------------------------------------------------------------------- ---------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs will be:

------------------------------------------------------------------------------------ --------------------------
EXPENSE EXAMPLE                                                                               CLASS B
------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------ --------------------------
1 Year                                                                                           $41
------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------ --------------------------
3 Years                                                                                         $128
------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------ --------------------------
5 Years                                                                                         $224
------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------ --------------------------
10 Years                                                                                        $505
------------------------------------------------------------------------------------ --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. RUSSELL 2000 INDEX. The Russell 2000 Index is composed of approximately 2000 common stocks that are selected by the Frank Russell Company to capture the price performance of a large cross section of the U.S. publicly traded stock market. Stocks that are included in the Russell 2000 Index are chosen with the aim of achieving a broad representative portfolio from the various sectors of the U.S. economy. These stocks do not necessarily represent the entire U.S. economy, as they exclude approximately 1000 large company stocks. Stocks held in the Russell 1000 Index are excluded from the Russell 2000 Index. The Russell 2000 Index is recognized for its emphasis towards small- and mid-size stocks, essentially the remainder of the U.S. market. Each stock in the Russell 2000 Index is weighted by its market capitalization (the total market value relative to the total market values of all the securities in the Russell 2000 Index).

The inclusion of a security in the Russell 2000 Index in no way implies that the Frank Russell Company believes that security to be an attractive investment, nor is the Frank Russell Company in any way affiliated with the Fund.

CASH POSITIONS. To effectively manage cash inflows and outflows, the Fund will maintain a cash position primarily consisting of shares of other money market mutual funds. The Fund may also invest to some degree in money market instruments.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risk and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/Mellon Capital Management Small Cap Index Fund is Mellon Capital Management Corporation (Mellon Capital), located at 595 Market Street, Suite 3000, San Francisco, California 94105. Mellon Capital is a wholly owned subsidiary of Mellon Financial Corporation, a publicly traded financial and bank holding company.

Mellon Capital supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund's investment securities. Mellon Capital utilizes teams of investment professionals acting together to manage the assets of the Fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolio as they deem appropriate in the pursuit of the Fund's investment objectives. The individual members of the team who are primarily responsible for the day-to-day management of the Fund's portfolio are:

Susan Ellison is a Managing Director, Equity Portfolio Management at Mellon Capital. Ms. Ellison is a graduate of San Francisco State University with a Bachelor of Science degree. Ms. Ellison has 17 years of investment experience. She is responsible for the management of all U.S. and international equity portfolios. She is a member of AIMR and the Society of Investment Analysts of San Francisco and has been with Mellon Capital for 17 years.

Richard A. Brown, CFA, is a Director, Equity Portfolio Management at Mellon Capital. Mr. Brown holds a M.B.A. from California State University at Hayward. Mr. Brown has 10 years of investment experience. He co-manages a team of portfolio managers for domestic and international equity indexing funds. Mr. Brown is a member of AIMR and the Society of Investment Analysts of San Francisco and has been with Mellon Capital for 10 years.

Karen Q. Wong, CFA is a Vice President, Equity Portfolio Management at Mellon Capital. Ms. Wong holds a M.B.A. from San Francisco State University. Ms. Wong has 5 years of investment experience. She co-manages a team of portfolio managers for domestic and international equity indexing funds. Ms. Wong is a member of AIMR and the Society of Investment Analysts of San Francisco and has been with Mellon Capital for 5 years.

The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of securities in the Fund.

JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Mellon Capital Management International Index Fund is to match the performance of the Morgan Stanley Capital International (MSCI) Europe Australasia Far East (EAFE) Free Index. The Fund is constructed to mirror the index to provide long-term capital growth by investing in international equity securities attempting to match the characteristics of each country within the index.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve this investment objective by utilizing a passive investment approach, called indexing, which attempts to track the investment performance of the MSCI EAFE(R) 1 Free Index through statistical procedures. The Fund does not employ traditional methods of active investment management, which involves the buying and selling of securities based upon security analysis. Indexing offers a cost-effective approach to gaining diversified market exposure over the long term.

The Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a portfolio of international securities, sampling from the stocks included in the MCSI EAFE Free Index or derivative securities economically related to the MSCI EAFE Free Index.

To implement this strategy, the Fund may invest up to 50% of its net asset value in derivatives to manage contract owner cash flows and anticipated dividend accruals, and to facilitate meeting the Fund's objectives. For example, the Fund may use foreign currency forward contracts to maintain the approximate currency exposure of the MSCI EAFE Free Index.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose all or a portion of your money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile and less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o DERIVATIVES RISK. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's sub-adviser must choose the correct derivatives exposure versus the underlying assets to be hedged in order to realize the desired results from the investment. The derivatives purchased are priced on the index that the sub-adviser is tracking. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of derivatives that do not correlate with price movements in the rest of the portfolio.

     o INDEX INVESTING RISK. While the MSCI EAFE Index is comprised of the stocks of a large number of companies, market fluctuations can cause the performance of the MSCI EAFE Index to be significantly influenced by a handful of companies. Thus, the Fund's performance will be more vulnerable to changes in the market value of those companies.

          Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund's performance may sometimes be lower than that of other types of funds, such as those emphasizing domestic companies.

          The Fund uses an indexing strategy. It does not attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term periods of poor stock performance.

          The correlation between the Fund and index performance may be affected by the Fund's expenses, changes in securities markets, changes in the composition of the index, the size of the Fund's portfolio and the timing of purchases and redemptions of the Fund's shares. Because the Fund has operating expenses and other considerations that the index does not, the Fund's performance may be lower than that of the index.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the returns since the inception of the Fund. The table shows the Fund's returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31*
37.31%            19.49%
[insert chart]
2003              2004

In the periods shown in the chart, the Fund's highest quarterly return was 18.84% (2nd quarter of 2003) and its lowest quarterly return was -0.42% (3rd quarter of 2004).

* The Fund's returns shown in the bar chart is for the Fund's Class A shares. Class B shares would have substantially similar annual returns, because both Classes of shares represent an investment in the same portfolio of securities, and the annual returns would differ only to the extent that the Classes do not have the same expenses.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
----------------------------------------------------------------------------------------------- ------------------
                                                                                                  Life of Fund*
----------------------------------------------------------------------------------------------- ------------------
JNL/Mellon Capital Management International Index Fund (Class B)                                      13.85%
MSCI E.A.FE. Index                                                                                    14.08%
----------------------------------------------------------------------------------------------- ------------------

The Morgan Stanley Europe and Australasia, Far East Equity (MSCI E.A.FE.) Index is a broad-based, unmanaged index.
* The Class B shares of the Fund began operations on March 5, 2004.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------- -----------------------
                                                                                                     CLASS B
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Management/Administrative Fee                                                                         0.45%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
12b-1 Service Fee                                                                                     0.00%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Other Expenses                                                                                        0.01%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Total Fund Annual Operating Expenses                                                                  0.46%
--------------------------------------------------------------------------------------------- -----------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs will be:

-------------------------------------------------------------------------------------- -------------------------
EXPENSE EXAMPLE                                                                                CLASS B
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
1 Year                                                                                            $47
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
3 Years                                                                                          $148
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
5 Years                                                                                          $258
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
10 Years                                                                                         $579
-------------------------------------------------------------------------------------- -------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. THE MSCI EAFE FREE INDEX. The MSCI EAFE Free Index is comprised of common stocks from the following countries: Australia, Austria, Belgium, Denmark, Finland, France, Greece, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The companies within each country are selected by MSCI to capture the price performance of a large cross section of the international publicly traded stock markets. Stocks included in the Index are chosen with the aim of achieving a representative portfolio from the various countries and sectors of the developed international economy. Aggregate market value and trading activity are also considered in the selection process. The inclusion of a stock in the MSCI EAFE Free Index in no way implies that Morgan Stanley Capital International, Inc. believes the stock to be an attractive investment, nor is Morgan Stanley Capital International, Inc. in any way affiliated with the Fund.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risk and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/Mellon Capital Management International Index Fund is Mellon Capital Management Corporation (Mellon), located at 595 Market Street, San Francisco, California 94105. Mellon is a wholly owned subsidiary of Mellon Financial Corporation, a publicly traded financial and bank holding company.

Mellon supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund's investment securities. Mellon utilizes teams of investment professionals acting together to manage the assets of the Fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolio as they deem appropriate in the pursuit of the Fund's investment objectives. The individual members of the team who are primarily responsible for the day-to-day management of the Fund's portfolio are:

Susan Ellison is a Managing Director, Equity Portfolio Management at Mellon Capital. Ms. Ellison is a graduate of San Francisco State University with a Bachelor of Science degree. Ms. Ellison has 17 years of investment experience. She is responsible for the management of all U.S. and international equity portfolios. She is a member of AIMR and the Society of Investment Analysts of San Francisco and has been with Mellon Capital for 17 years.

Richard A. Brown, CFA, is a Director, Equity Portfolio Management at Mellon Capital. Mr. Brown holds a M.B.A. from California State University at Hayward. Mr. Brown has 10 years of investment experience. He co-manages a team of portfolio managers for domestic and international equity indexing funds. Mr. Brown is a member of AIMR and the Society of Investment Analysts of San Francisco and has been with Mellon Capital for 10 years.

Karen Q. Wong, CFA is a Vice President, Equity Portfolio Management at Mellon Capital. Ms. Wong holds a M.B.A. from San Francisco State University. Ms. Wong has 5 years of investment experience. She co-manages a team of portfolio managers for domestic and international equity indexing funds. Ms. Wong is a member of AIMR and the Society of Investment Analysts of San Francisco and has been with Mellon Capital for 5 years.

The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of securities in the Fund.

JNL/MELLON CAPITAL MANAGEMENT BOND INDEX FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Mellon Capital Management Bond Index Fund is to match the performance of the Lehman Brothers Aggregate Bond Index. The Fund is constructed to mirror the Index to provide a moderate rate of income by investing in domestic fixed-income investments.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by utilizing a passive investment approach called indexing, which seeks to track the investment performance of the Lehman Brothers Aggregate Index through statistical procedures. Bonds are selected based on their characteristics to create a portfolio that profiles the Index. The Fund does not employ traditional methods of active investment management such as actively buying and selling bonds based upon interest rate bets or sector rotation. Indexing offers a cost-effective approach to gaining diversified market exposure over the long-term.

The Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in fixed-income securities that seek to match the performance and summary characteristics of the Lehman Brothers Aggregate Index. Research and experience indicates that it is impractical to fully replicate most broad fixed-income indices. This index includes thousands of issues, many of which may be illiquid and unavailable in the secondary market. Additionally, reinvestment of cash flows would be costly in a full replication environment, as it would entail trading many issues in uneven amounts. Given these difficulties, Mellon Capital utilizes a sampling approach that combines analysis and the experience and judgment of its investment professionals.

Through the sampling approach, the Fund's sub-adviser selects a basket of securities in order to match the important risk characteristics of the Index. Buy and sell decisions are based primarily on portfolio characteristic overweightings and underweightings. The Fund's composition is continuously evaluated relative to the Index, and if necessary, the portfolio is rebalanced, typically using cash flows from accruals and contract owner contributions and withdrawals.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose all or a portion of your money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in fixed-income securities, it is subject to market risk. For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

     o PRE-PAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

     o INDEX INVESTING RISK. The Fund uses an indexing strategy. It does not attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term periods of poor bond performance.

          The correlation between the Fund and index performance may be affected by the Fund's expenses, changes in securities markets, changes in the composition of the index, the size of the Fund's portfolio and the timing of purchases and redemptions of the Fund's shares. Because the Fund is subject to expenses and other considerations to which the index is not, and because the sub-adviser uses a sampling technique rather than full replication of the index, the Fund's performance may be lower than that of the index.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the returns since the inception of the Fund. The table shows the Fund's returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31*
2.87%             3.74%
[insert chart]
2003              2004

In the periods shown in the chart, the Fund's highest quarterly return was 3.06% (3rd quarter of 2004) and its lowest quarterly return was -2.61% (2nd quarter of 2004).

* The Fund's returns shown in the bar chart is for the Fund's Class A shares. Class B shares would have substantially similar annual returns, because both Classes of shares represent an investment in the same portfolio of securities, and the annual returns would differ only to the extent that the Classes do not have the same expenses.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
------------------------------------------------------------------------------------------------ -------------------
                                                                                                   Life of Fund*
------------------------------------------------------------------------------------------------ -------------------
JNL/Mellon Capital Management Bond Index Fund (Class B)                                                 1.35%
Lehman Brothers Aggregate Bond Index                                                                    2.53%
------------------------------------------------------------------------------------------------ -------------------

The Lehman Brothers Aggregate Bond Index is a broad-based, unmanaged index.
* The Class B shares of the Fund began operations on March 5, 2004.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------- ---------------------
                                                                                                      CLASS B
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Management/Administrative Fee                                                                           0.40%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
12b-1 Service Fee                                                                                       0.00%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Other Expenses                                                                                          0.01%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Total Fund Annual Operating Expenses                                                                    0.41%
----------------------------------------------------------------------------------------------- ---------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs will be:

------------------------------------------------------------------------------------- -------------------------
EXPENSE EXAMPLE                                                                               CLASS B
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
1 Year                                                                                           $42
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
3 Years                                                                                         $132
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
5 Years                                                                                         $230
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
10 Years                                                                                        $518
------------------------------------------------------------------------------------- -------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. THE LEHMAN BROTHERS AGGREGATE BOND INDEX. The Lehman Brothers Aggregate Index is comprised of investment-grade, fixed-rate U.S. bonds, including Treasuries, corporate bonds, agency mortgage pass-through securities, and asset-backed securities. The bonds selected for the Index must meet the following criteria: (1) the maturity must be greater than one year; (2) the issue must have at least $250 million available to investors; (3) the rating must be investment grade (Baa3 or better) by Moody's Investors Service or Standard & Poor's; (4) the rate must be fixed; and (5) the bond must be U.S. dollar-denominated and non-convertible. The inclusion of a bond in the Lehman Brothers Aggregate Index in no way implies that Lehman Brothers believes the bond to be an attractive investment, nor is Lehman Brothers in any way affiliated with the Fund.

DERIVATIVES. Derivatives, such as futures or options on futures, are permitted investments of the Fund. However, the Fund's sub-adviser expects to make such investments only infrequently due to the liquidity provided by the Fund's principal investments. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's sub-adviser must choose the correct derivatives exposure versus the underlying assets to be hedged in order to realize the desired results from the investment. The derivatives purchased are priced on the index that the sub-adviser is tracking. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of derivatives that do not correlate with price movements in the rest of the portfolio.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risk and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/Mellon Capital Management Bond Index Fund is Mellon Capital Management Corporation (Mellon), located at 595 Market Street, San Francisco, California 94105. Mellon is a wholly owned subsidiary of Mellon Financial Corporation, a publicly traded financial and bank holding company.

Mellon supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund's investment securities. Mellon utilizes teams of investment professionals acting together to manage the assets of the Fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolio as they deem appropriate in the pursuit of the Fund's investment objectives. The individual members of the team who are primarily responsible for the day-to-day management of the Fund's portfolio are:

David C. Kwan, CFA, is a Managing Director, Fixed Income Management & Trading at Mellon Capital. Mr. Kwan holds a M.B.A., University of California at Berkeley and a M.S., University of California at Los Angeles, Systems Science. Mr. Kwan has 15 years of investment experience. He is responsible for the fixed income portfolio management and trading groups. He also specializes in fixed income derivative enhancement strategies. Mr. Kwan was previously responsible for management of $3.7 billion Enhanced Asset Allocation Fund for Mellon Capital. He has been with Mellon Capital for 15 years.

Lowell J. Bennett, CFA, is a Director, Fixed Income Strategist at Mellon Capital. Mr. Bennett holds a B.S.I.E. and a M.B.A. from Stanford University. Mr. Bennett has 18 years of finance and investment experience. He is responsible for the development and implementation of active fixed income strategies. He provides fixed income knowledge and expertise to management of fixed income portfolios and enhanced strategies. Prior to joining Mellon Capital, was a fixed income strategist at Merrill Lynch. Mr. Bennett has been with Mellon Capital for 8 years.

The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of securities in the Fund.

JNL/MELLON CAPITAL MANAGEMENT ENHANCED S&P 500 STOCK INDEX FUND (formerly the JNL/Curian Enhanced S&P 500 Stock Index Fund)

INVESTMENT OBJECTIVE. The investment objective of the JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund is to exceed the performance of the S&P 500 Index by tilting towards stocks having higher expected return while maintaining overall index characteristics.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of large- and medium-capitalization U.S. companies. At least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) will be invested, under normal circumstances, in stocks. The Fund owns a large number of stocks within the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index). Within each sector, the Fund overweights stocks that the sub-adviser regards as attractive and underweights or does not hold stocks that the sub-adviser determines to be unattractive. By so doing, the Fund seeks returns that exceed those of the S&P 500 Index over the long-term while maintaining overall index characteristics.

In managing the JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund, the sub-adviser generally employs a three-step process:

     (i) Based on quantitative research, the sub-adviser takes a comprehensive look at a company's fundamentals. This approach is designed to provide insight into a company's cashflow prospects relative to its stock price.

     (ii) The research findings allow the sub-adviser to rank the companies in each sector according to their attractiveness based on valuation, earnings quality and other characteristics determined by the research process.

     (iii)The sub-adviser buys and sells stocks for the Fund based on the ranking arising from the comprehensive quantitative model.

The Fund may invest in derivative securities to manage cash flows and equitize dividend accruals.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o DERIVATIVES RISK. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities, asset-backed securities and exchange traded funds, involves special risks. The Fund's sub-adviser must choose the correct derivatives exposure versus the underlying assets to be hedged in order to realize the desired results from the investment. The derivatives purchased are priced on the index that the sub-adviser is tracking. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of derivatives that do not correlate with price movements in the rest of the portfolio.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid securities markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o INVESTING RISK ARISING FROM JUDGMENT ON VALUATION. The valuation approach that is inherent to the quantitative process carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the returns since the inception of the Fund. The table shows the Fund's returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

As of February 18, 2004, Mellon Capital Management Corporation ("Mellon Capital") replaced Curian Capital, LLC (Curian) as the sub-adviser to this Fund. Prior to December 15, 2003, J.P. Morgan Investment Management, Inc. was sub-adviser to this Fund. Returns shown reflect the results achieved by prior sub-advisers.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31*
-11.38%           -11.78%           -24.94%          29.09%            11.27%
[insert chart]
2000              2001              2002             2003              2004

In the periods shown in the chart, the Fund's highest quarterly return was 15.58% (2nd quarter of 2003) and its lowest quarterly return was -17.77% (3rd quarter of 2002).

* The Fund's returns shown in the bar chart is for the Fund's Class A shares. Class B shares would have substantially similar annual returns, because both Classes of shares represent an investment in the same portfolio of securities, and the annual returns would differ only to the extent that the Classes do not have the same expenses.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
----------------------------------------------------------------------------------------------- ------------------
                                                                                                  Life of Fund*
----------------------------------------------------------------------------------------------- ------------------
JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund (Class B)                              6.85%
S&P 500 Index                                                                                          6.24%
----------------------------------------------------------------------------------------------- ------------------

The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.
* The Class B shares of the Fund began operations on March 5, 2004.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------ --------------------------
                                                                                                    CLASS B
------------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------------ --------------------------
Management/Administrative Fee*                                                                      0.56%
------------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------------ --------------------------
12b-1 Service Fee                                                                                   0.00%
------------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------------ --------------------------
Other Expenses                                                                                      0.01%
------------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------------ --------------------------
Total Fund Annual Operating Expenses                                                                0.57%
------------------------------------------------------------------------------------------ --------------------------

* A reduction in the advisory fee took place on February 17, 2004. These estimates are based on the Fund's actual operating expenses for its most recently completed fiscal year, as adjusted for contractual changes.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

-------------------------------------------------------------------------------------- -----------------------
EXPENSE EXAMPLE                                                                               CLASS B
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
1 Year                                                                                          $58
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
3 Years                                                                                        $183
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
5 Years                                                                                        $318
-------------------------------------------------------------------------------------- -----------------------
-------------------------------------------------------------------------------------- -----------------------
10 Years                                                                                       $714
-------------------------------------------------------------------------------------- -----------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. In general, the sub-adviser buys stocks that it identifies as attractive based on the quantitative model and considers selling them when they get unattractive. The model itself is subject to change based on the findings and insights of the research group in Mellon Capital. Under normal market conditions, the Fund holds approximately 200-350 stocks and limits each stock's weight in the portfolio to be within +/- 1.0% of its weight in the S&P 500 Index.

CASH POSITIONS. To effectively manage cash inflows and outflows, the Fund will maintain a cash position primarily consisting of shares of other money market mutual funds. The Fund may also invest to some degree in money market instruments.

TEMPORARY DEFENSIVE POSITION. The Fund may invest up to 100% of its assets in investment-grade, short-term fixed-income securities during severe market downturns. During any period in which the Fund employs such a temporary defensive strategy, it will not be pursuing, and will not achieve, its investment objective.

DERIVATIVES. The Fund may use derivative instruments, such as futures contracts, options, forward currency contracts, swaps and exchange traded funds, for hedging and risk management, I.E., to establish or adjust exposure to the equities market. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's sub-adviser must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

A Fund's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund is Mellon Capital Management Corporation (Mellon Capital), located at 595 Market Street, Suite 3000, San Francisco, California 94105. Mellon Capital is a wholly owned subsidiary of Mellon Financial Corporation, a publicly traded financial and bank holding company.

Mellon Capital supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund's investment securities. Mellon Capital utilizes teams of investment professionals acting together to manage the assets of the Fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolio as they deem appropriate in the pursuit of the Fund's investment objectives. The manager of the team who is primarily responsible for the day-to-day management of the Fund's portfolio is:

Warren Chiang, CFA is a Director, Enhanced Equity Portfolio Management at Mellon Capital. Mr. Chiang has a B.A. from University of California at Berkeley. Mr. Chiang has 10 years of investment experience. He heads a team of portfolio managers covering enhanced and active equity funds. Mr. Chiang is responsible for refinement and implementation of the equity portfolio management process. Prior to joining Mellon Capital, was a research associate for Pacific Basin Studies at the Federal Reserve in San Francisco. Mr. Chiang has been with Mellon Capital for 9 years.

The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of securities in the Fund.

JNL/OPPENHEIMER GLOBAL GROWTH FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Oppenheimer Global Growth Fund is to seek capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund attempts to achieve its objective by investing primarily in common stocks of companies in the U.S and foreign countries. The Fund can invest without limit in foreign securities and can invest in any country, including countries with developed or emerging markets. However, the Fund currently emphasizes investments in developed markets such as the United States, Western European countries and Japan. The Fund does not limit its investments to companies in a particular capitalization range, but currently focuses its investments in mid-capitalization and large-capitalization companies.

The Fund is not required to allocate its investments in any set percentages in any particular countries. As a fundamental policy, the Fund normally will invest in at least three countries (one of which may be the United States). Typically, the Fund invests in a number of different countries.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o MID-CAP INVESTING RISK. The stock prices of mid-capitalization companies may tend to fluctuate more widely than those of larger, more established companies. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o EMERGING MARKET RISK. Foreign investment risk may be particularly high to the extent that the Fund invests in emerging market securities of issuers based in countries with developing economies. These securities may present market, credit, currency liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries.

     o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

     o INDUSTRY FOCUS RISK. At times the Fund may increase the relative emphasis of its investments in a particular industry. Stocks of issuers in a particular industry are subject to changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry more than others. To the extent that the Fund has greater emphasis on investments in a particular industry, its share values may fluctuate in response to events affecting that industry.

     o CYCLICAL OPPORTUNITIES RISK. The Fund may also seek to take advantage of changes in the business cycle by investing in companies that are sensitive to those changes if the portfolio manager believes they have growth potential. The Fund might sometimes seek to take tactical advantage of short-term market movements or events affecting particular issuers or industries. There is a risk that if the event does not occur as expected, the value of the stock could fall, which in turn could depress the Fund's share prices. Cyclical stocks in which the Fund may invest tend to increase in value more quickly during economic upturns than non-cyclical stocks, but they also tend to lose value more quickly in economic downturns. These companies may have relatively weak balance sheets and, during economic downturns, they may have insufficient cash flow to pay their debt obligations and difficulty finding additional financing needed for their operations.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31*
-22.33%           40.56%            17.93%
[insert chart]
2002              2003              2004

In the period shown in the chart, the Fund's highest quarterly return was 20.48% (2nd quarter of 2003) and its lowest quarterly return was -18.48% (3rd quarter of 2002).

* The Fund's returns shown in the bar chart is for the Fund's Class A shares. Class B shares would have substantially similar annual returns, because both Classes of shares represent an investment in the same portfolio of securities, and the annual returns would differ only to the extent that the Classes do not have the same expenses.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
---------------------------------------------------------------------------------------------- --------------------
                                                                                                  Life of Fund*
---------------------------------------------------------------------------------------------- --------------------
JNL/Oppenheimer Global Growth Fund (Class B)                                                         11.60%
Morgan Stanley Capital International World Index                                                      9.63%
---------------------------------------------------------------------------------------------- --------------------

The Morgan Stanley Capital International World Index is a broad-based, unmanaged index.
* The Class B shares of the Fund began operations on March 5, 2004.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------- ----------------------
                                                                                                      CLASS B
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Management/Administrative Fee                                                                          0.85%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
12b-1 Service Fee                                                                                      0.00%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Other Expenses                                                                                         0.01%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Total Fund Annual Operating Expenses                                                                   0.86%
---------------------------------------------------------------------------------------------- ----------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                                CLASS B
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
1 Year                                                                                            $88
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
3 Years                                                                                          $274
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
5 Years                                                                                          $477
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
10 Years                                                                                       $1,061
------------------------------------------------------------------------------------- --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. SECURITY SELECTION CRITERIA. In selecting securities for the Fund, the Fund's portfolio manager looks primarily for foreign and U.S. companies with high growth potential. The portfolio manager uses fundamental analysis of a company's financial statements, management structure, operations and product development, and considers factors affecting the industry of which the issuer is part. The portfolio manager considers overall and relative economic conditions in U.S. and foreign markets, and seeks broad portfolio diversification in different countries to help moderate the special risks of foreign investing. The portfolio manager currently focuses on the factors below (which may vary in particular cases and may change over time), looking for:

o Stocks of small-, medium- and large-capitalization growth-oriented companies worldwide, o Companies that stand to benefit from global growth trends, o Businesses with strong competitive positions and high demand for their products or services, o Cyclical opportunities in the business cycle and sectors or industries that may benefit from those opportunities.

In applying these and other selection criteria, the portfolio manager considers the effect of worldwide trends on the growth of various business sectors. The trends, or global "themes," currently considered include development of new technologies, corporate restructuring, the growth of mass affluence and demographic changes.

TEMPORARY DEFENSIVE POSITION. For temporary, defensive purposes, the Fund can invest up to 100% of its assets in temporary defensive investments. These would ordinarily be U.S. government securities, highly-rated commercial paper, bank deposits or repurchase agreements. For cash management purposes, the Fund can hold cash equivalents such as commercial paper, repurchase agreements, Treasury bills and other short-term U.S. government securities. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risk and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/Oppenheimer Global Growth Fund is OppenheimerFunds, Inc. ("Oppenheimer"), located at Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Oppenheimer is wholly owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company.

Effective August 1, 2004, the portfolio managers of the Fund are William Wilby and Rajeev Bhaman. They are the persons principally responsible for the day-to-day management of the Fund's portfolio. Mr. Wilby has been Vice President of the Fund since October 2002 and Senior Vice President of Oppenheimer since July 1994. Mr. Wilby is a graduate of the United States Military Academy and holds an M.A. and Ph.D. in international economics from the University of Colorado. He has earned the right to use the Chartered Financial Analyst designation. Mr. Bhaman has been a Vice President of the Fund since August 2004 and Vice President of Oppenheimer since January 1997. Prior to joining Oppenheimer in 1996, Mr. Bhaman was employed at Barclays de Zoete Wedd Inc., concentrating on Asian research and research sales. Mr. Bhaman holds a B.A. and an M.B.A. from Cornell University as well as an M.B.A. in International Business from Katholieke Universiteit te Leuven in Belgium. He has earned the right to use the Chartered Financial Analyst designation.

The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of securities in the Fund.

JNL/OPPENHEIMER GROWTH FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Oppenheimer Growth Fund is to seek capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund invests mainly in common stocks of "growth companies." The Fund currently focuses on stocks of companies having, at the time of purchase a large capitalization (currently more than $12 billion) or mid-capitalization ($2 billion to $12 billion), but this focus could change over time as well as the companies the Fund considers to be currently large- and mid-capitalization. The Fund can invest in domestic companies and foreign companies, although most of its investments are in stocks of U.S. companies.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o MID-CAP INVESTING RISK. The prices of stocks of mid-capitalization companies may fluctuate more widely than those of larger, more established companies. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31*
-25.29%           17.78%            4.23%
[insert chart]
2002              2003              2004

In the period shown in the chart, the Fund's highest quarterly return was 9.65% (2nd quarter of 2003) and its lowest quarterly return was -11.36% (3rd quarter of 2002).

* The Fund's returns shown in the bar chart is for the Fund's Class A shares. Class B shares would have substantially similar annual returns, because both Classes of shares represent an investment in the same portfolio of securities, and the annual returns would differ only to the extent that the Classes do not have the same expenses.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------------------- --------------------
                                                                                                 Life of Fund*
--------------------------------------------------------------------------------------------- --------------------
JNL/Oppenheimer Growth Fund (Class B)                                                                0.82%
S&P 500 Index                                                                                        6.24%
--------------------------------------------------------------------------------------------- --------------------

The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.
* The Class B shares of the Fund began operations on March 5, 2004.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------- -----------------------
                                                                                                     CLASS B
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Management/Administrative Fee                                                                         0.80%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
12b-1 Service Fee                                                                                     0.00%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Other Expenses                                                                                        0.01%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Total Fund Annual Operating Expenses                                                                  0.81%
--------------------------------------------------------------------------------------------- -----------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

--------------------------------------------------------------------------------------- ------------------------
EXPENSE EXAMPLE                                                                                 CLASS B
--------------------------------------------------------------------------------------- ------------------------
--------------------------------------------------------------------------------------- ------------------------
1 Year                                                                                             $83
--------------------------------------------------------------------------------------- ------------------------
--------------------------------------------------------------------------------------- ------------------------
3 Years                                                                                           $259
--------------------------------------------------------------------------------------- ------------------------
--------------------------------------------------------------------------------------- ------------------------
5 Years                                                                                           $450
--------------------------------------------------------------------------------------- ------------------------
--------------------------------------------------------------------------------------- ------------------------
10 Years                                                                                        $1,002
--------------------------------------------------------------------------------------- ------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. SECURITY SELECTION CRITERIA. The Fund portfolio manager looks for high-growth companies. The portfolio manager focuses on factors that may vary in particular cases and over time in seeking broad diversification of the Fund's portfolio among industries and market sectors. Currently the portfolio manager looks for:

     o    Companies that are established and well-known in the marketplace

     o    Companies with above-average earnings growth

     o Companies in high-growth market sectors that are leaders within their sectors

     o Growth rates that the portfolio manager believes may be sustainable over time.

TEMPORARY DEFENSIVE POSITION. In times of unstable adverse market or economic conditions, the Fund can invest up to 100% of its assets in temporary defensive investments. Generally they would be cash equivalents, money market instruments, short-term debt securities, U.S. government securities, or repurchase agreements and may include other investment-grade debt securities. The Fund could also hold these types of securities pending the investment of proceeds from the sale of Fund's shares or portfolio securities or to meet anticipated redemptions of Fund shares. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risk and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/Oppenheimer Growth Fund is OppenheimerFunds, Inc. ("Oppenheimer"), located at Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Oppenheimer is wholly owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company.

The portfolio manager of the Fund is David Poiesz, who is the person primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Poiesz has been Vice President of the Fund and Senior Vice President of Oppenheimer since June 2004. Prior to joining Oppenheimer, Mr. Poiesz was a senior portfolio manager at Merrill Lynch from 2002 to 2004. In addition, Mr. Poiesz was a founding partner of River Rock, a tech-oriented hedge fund from 1999 to 2001 and a portfolio manager at Jennison Associates from 1992-1999.

The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed, and ownership of securities in the Fund.

JNL/PIMCO TOTAL RETURN BOND FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/PIMCO Total Return Bond Fund is to realize maximum total return, consistent with the preservation of capital and prudent investment management.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio of investment-grade fixed-income investments of U.S. and foreign issuers such as government, corporate, mortgage- and other asset-backed securities and cash equivalents. For purposes of satisfying the 80% requirement, the Fund may also invest in derivative instruments that have economic characteristics similar to the fixed income instruments mentioned above. The average portfolio duration of the Fund normally varies within a three- to six-year time frame based on the sub-adviser's forecast for interest rates.

The Fund may invest up to 10% of its assets in high-yield securities ("junk bonds") rated B or higher by Moody's or S&P or, if unrated, determined by the sub-adviser to be of comparable quality. The Fund may invest up to 30% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a Fund of purchase and sale contracts or by using other investment techniques (such as buybacks or dollar rolls). The "total return" sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Consistent with the Fund's investment policies, the Fund may invest in "Fixed Income Instruments", which as used in this prospectus includes:

     o securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");

     o corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;

     o    mortgage-backed and other asset-backed securities;

     o    inflation-indexed bonds issued both by governments and corporations;

     o    structured   notes,   including   hybrid  or   "indexed"   securities,
          event-linked bonds and loan participations;

     o    delayed funding loans and revolving credit facilities;

     o bank certificates of deposit, fixed time deposits and bankers' acceptances;

     o    repurchase agreements and reverse repurchase agreements;

     o debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;

     o obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and

     o    obligations of international agencies or supranational entities.

The Fund may invest in derivatives based on Fixed Income Instruments.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. The market price of securities owned by a Fund may fluctuate, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

          For bonds, market risk includes credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of a security will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise causing the value of bonds, including those held by the Fund, to fall. A broad-based market drop also may cause a bond's price to fall.

     o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that the Fund invests in bonds issued by a foreign government, the Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

     o EMERGING MARKET RISK. Foreign investment risk may be particularly high to the extent that the Fund invests in emerging market securities of issuers based in countries with developing economies. These securities may present market, credit, currency liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions (or inaction) of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o DERIVATIVES RISK. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's sub-adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31*
-0.26%        11.75%     9.52%    8.85%      4.78%            4.45%
[insert chart]
1999          2000       2001     2002       2003             2004

In the period shown in the chart, the Fund's highest quarterly return was 6.14% (3rd quarter of 2001) and its lowest quarterly return was -2.32% (2nd quarter of 2004).

* The Fund's returns shown in the bar chart is for the Fund's Class A shares. Class B shares would have substantially similar annual returns, because both Classes of shares represent an investment in the same portfolio of securities, and the annual returns would differ only to the extent that the Classes do not have the same expenses.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------------------------- ----------------
                                                                                                     Life of Fund*
--------------------------------------------------------------------------------------------------- ----------------
JNL/PIMCO Total Return Bond Fund (Class B)                                                               2.46%
Lehman Brothers Aggregate Bond Index                                                                     2.53%
--------------------------------------------------------------------------------------------------- ----------------

The Lehman Brothers Aggregate Bond Index is a broad-based, unmanaged index.
* The Class B shares of the Fund began operations on March 5, 2004.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------- -----------------------
                                                                                                     CLASS B
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Management/Administrative Fee                                                                         0.60%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
12b-1 Service Fee                                                                                     0.00%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Other Expenses                                                                                        0.01%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Total Fund Annual Operating Expenses                                                                  0.61%
--------------------------------------------------------------------------------------------- -----------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

-------------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                                 CLASS B
-------------------------------------------------------------------------------------- --------------------------
-------------------------------------------------------------------------------------- --------------------------
1 Year                                                                                             $62
-------------------------------------------------------------------------------------- --------------------------
-------------------------------------------------------------------------------------- --------------------------
3 Years                                                                                           $195
-------------------------------------------------------------------------------------- --------------------------
-------------------------------------------------------------------------------------- --------------------------
5 Years                                                                                           $340
-------------------------------------------------------------------------------------- --------------------------
-------------------------------------------------------------------------------------- --------------------------
10 Years                                                                                          $762
-------------------------------------------------------------------------------------- --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The Fund seeks to consistently add value relative to the Lehman Brothers Aggregate Bond Index, while keeping risk equal to or less than that index. In managing the Fund, the sub-adviser generally makes investment decisions based on its view of longer-term (three- to five-year) trends and non-economic factors that may affect interest rates, while seeking to maintain a portfolio duration that approximates that of the Lehman Brothers Aggregate Bond Index.

The Fund may invest in a wide variety of taxable fixed-income securities, including convertible securities, fixed- and floating-rate loans and loan participations. The Fund may also invest in repurchase agreements, reverse repurchase agreements, and dollar rolls. The Fund may invest all of its assets in mortgage- or other asset-backed securities, zero coupon bonds or strips.

WHEN-ISSUED SECURITIES. The Fund may invest in when-issued and delayed-delivery securities. Actual payment for and delivery of such securities does not take place until some time in the future, I.E., beyond normal settlement. The purchase of these securities will result in a loss if their value declines prior to the settlement date. This could occur, for example, if interest rates increase prior to settlement.

LOWER-RATED SECURITIES. The Fund may invest in high-yield, high-risk, fixed-income securities, commonly known as "junk bonds." These are debt securities rated BB or lower by S&P or Ba or lower by Moody's, or unrated securities deemed by the sub-adviser to be of comparable quality. Lower-rated securities generally involve a higher risk of default than higher-rated ones.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/PIMCO Total Return Bond Fund is Pacific Investment Management Company LLC ("PIMCO"), a Delaware limited liability company, is a majority-owned subsidiary of Allianz Global Investors of America L.P., ("AGI LP"). Allianz Aktiengesellschaft ("Allianz AG") is the indirect majority owner of AGI LP. Allianz AG is a European-based, multinational insurance and financial services holding company. Pacific Life Insurance Company holds an indirect minority interest in AGI

William H. Gross, CFA, managing director, portfolio manager, and chief investment officer, was a founding partner of PIMCO in 1971. Mr. Gross has had responsibility for the day-to-day management of the Fund since the inception of the Fund. Mr. Gross has thirty-five years of investment experience and is the author of BILL GROSS ON INVESTING. Mr. Gross has a bachelor's degree from Duke University and an MBA from the UCLA Graduate School of Business.

The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed, and ownership of securities in the Fund.

REGULATORY INQUIRIES AND PENDING LITIGATION

On February 12, 2004, the staff of the Securities and Exchange Commission (the "Commission") informed PA Fund Management LLC (formerly, PIMCO Advisors Fund Management LLC) ("PA Fund Management") and PEA Capital LLC ("PEA"), two entities that are affiliated, through common ownership, with Pacific Investment Management Company LLC ("PIMCO"), which serves as sub-adviser to the JNL/PIMCO Total Return Bond Fund (the "Fund"), that it intended to recommend that the Commission bring civil and administrative actions against PA Fund Management and PEA seeking a permanent injunction against violations of certain provisions of the federal securities laws, disgorgement plus prejudgment interest and civil penalties in connection with the Commission staff's investigation of "market timing" and related trading activities in certain series of PIMCO Funds:
Multi-Manager Series ("MMS Funds") , for which PEA serves as sub-adviser. On February 17, 2004, the Attorney General of the State of New Jersey filed a complaint alleging, among other things, that PEA, PIMCO, PA Distributors LLC ("PAD") and Allianz Dresdner Asset Management of America L.P. ("ADAM"), the parent company of PEA, PIMCO, PAD and PIMCO Advisors Fund Management, had failed to disclose that they improperly allowed certain hedge funds to engage in "market timing" in certain series of the PIMCO Funds: Pacific Investment Management Series ("PIMS Funds"), for which PIMCO serves as investment adviser, and in certain series of the MMS Funds. The complaint seeks injunctive relief, civil monetary penalties, restitution and disgorgement of profits. On May 6, 2004, the SEC filed a complaint in the U.S. District Court in the Southern District of New York alleging that PA Fund Management, PEA, PAD, Stephen J. Treadway (the chief executive officer of PA Fund Management and PAD as well as chairman of the Board of Trustees of the MMS Funds) and Kenneth W. Corba (the former chief executive officer of PEA and former portfolio manager of certain MMS Funds) had, among other things, violated and/or aided and abetted violations of, various antifraud provisions of the federal securities laws in connection with the alleged "market timing" arrangements discussed above. The complaint seeks injunctive relief, disgorgement plus pre-judgment interest, monetary penalties, and an order permanently enjoining the defendants from serving as investment advisers, principal underwriters, officers, directors, or members of any advisory boards to any registered investment companies.

If the New Jersey Attorney General or the Commission were to obtain a court injunction against PA Fund Management, PEA, PAD, PIMCO, ADAM and/or Mr. Treadway, they and their affiliates would, in the absence of exemptive relief granted by the Commission, be barred from serving as an investment adviser/sub-adviser or principal underwriter for any registered investment company, including the Fund. In such a case, PA Fund Management, PEA, PAD, PIMCO and ADAM would in turn seek exemptive relief from the Commission, as contemplated by the Investment Company Act of 1940, as amended, although there is no assurance that such exemptive relief would be granted. The Commission also has the power by order to prohibit PA Fund Management, PEA, PAD and PIMCO from serving as investment advisers and underwriters, although to date it has not exercised such powers with respect to market timing arrangements involving other mutual fund complexes.

In November 2003, the Commission settled an enforcement action against a broker-dealer not affiliated with PIMCO or the Fund, relating to the undisclosed receipt of fees from certain mutual fund companies in return for preferred marketing of their funds, and announced that it would be investigating mutual funds and their distributors generally with respect to compensation arrangements relating to the sale of mutual fund shares. In that connection, PIMCO, PAD and other affiliates are under investigation by the Commission relating to revenue-sharing arrangements and the use of brokerage commissions to recognize brokers effecting sales of the series of the PIMS Funds and MMS Funds (collectively, the "PIMCO Funds"). In addition, the Attorney General of the State of California has publicly announced an investigation into the PIMCO Funds' brokerage recognition and revenue-sharing arrangements.

Since February 2004, PIMCO, PAD, PA Fund Management, PEA and certain of their affiliates, the PIMCO Funds, PIMCO Variable Insurance Trust ("PVIT"), for which PIMCO serves as investment adviser, and the Trustees of PIMCO Funds and PVIT have been named as defendants in multiple lawsuits filed in U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the PIMCO Funds during specified periods or as derivative actions on behalf of the PIMCO Funds. The lawsuits generally relate to the same facts that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution. PIMCO believes that other similar lawsuits may be filed in federal or state courts naming as defendants ADAM, PIMCO, PAD, PA Fund Management, PEA, and/or their affiliates, PVIT, PIMCO Funds, and the Trustees of PIMCO Funds.

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had dismissed Pacific Investment Management Company LLC from a complaint filed by the New Jersey Attorney General on February 17, 2004, and that it had entered into a settlement agreement (the "New Jersey Settlement") with Allianz Global Investors of America L.P. ("AGI", formerly known as Allianz Dresdner Asset Management of America L.P.) (PIMCO's parent company), PEA Capital LLC (another investment adviser owned by AGI)( "PEA") and PA Distributors LLC ("PAD") (a broker-dealer owned by AGI), inc onnection with the same matter. In the New Jersey Settlement, AGI, PEA and PAD neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes. The complaint relating to the New Jersey Settlement alleged, among other things, that AGI, PEA and PAD had failed to disclose that they improperly allowed certain hedge funds to engage in "market timing" in certain funds. The complaint sought injunctive relief, civil monetary penalties, restitution and disgorgement of profits.

Since February 2004, PIMCO, PAD, AGI, and certain other parties have been named as defendants in a total of 14 lawsuits filed in U.S. District Court in one of the following: the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern "market timing," and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; the remaining four lawsuits concern "revenue sharing" with brokers offering "shelf space" and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of mutual funds managed or distributed by PIMCO and its affiliates during specified periods or as derivative actions on behalf of the funds. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

Under Section 9(a) of the Investment Company Act of 1940, as amended ("1940 Act"), if the New Jersey Settlement or any of the lawsuits described above were to result in a court injunction against AGI, PEA, PAD and/or their affiliates, PIMCO could, in the absence of exemptive relief granted by the SEC, be barred from serving as an investment adviser to any registered investment company, including the Funds. In connection with an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a), PEA, PAD, AGI and certain of their affiliates (including PIMCO) (together, the "Applicants") have sought exemptive relief from the SEC under Section 9(c) of the 1940 Act. The SEC has granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action ont heir application for a permanent order. There is no assurance that the SEC will issue a permanent order.

None of the allegations concerning PIMCO or its affiliates relate to the Fund. It is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Fund. However, PIMCO believes that these matters are not likely to have a material adverse effect on the Fund or on PIMCO's ability to perform its investment advisory services to the Fund.

The foregoing speaks only as of the date of this prospectus. While there may be additional litigation or regulatory developments in connection with the matters discussed above, the foregoing disclosure of litigation and regulatory matters will be updated only if those developments are material.

JNL/PUTNAM EQUITY FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Putnam Equity Fund is long-term capital growth.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of common stock of domestic, large-capitalization companies. At least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) will be invested, under normal circumstances, in equity securities. However, the Fund may also invest in preferred stocks, bonds, convertible preferred stock and convertible debentures if the sub-adviser believes that they offer the potential for capital appreciation. The Fund may invest a portion of its assets in foreign securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a stock's price to fall.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31*
26.81%        21.88%   34.93%  29.41%  -17.85%  -25.01%  -24.10%  27.23%  13.04%
[insert chart]
1996          1997     1998    1999     2000     2001     2002     2003    2004

In the periods shown in the chart, the Fund's highest quarterly return was 24.99% (4th quarter of 1998) and its lowest quarterly return was -20.21% (1st quarter of 2001).

* The Fund's returns shown in the bar chart is for the Fund's Class A shares. Class B shares would have substantially similar annual returns, because both Classes of shares represent an investment in the same portfolio of securities, and the annual returns would differ only to the extent that the Classes do not have the same expenses.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
------------------------------------------------------------------------------------------------- -----------------
                                                                                                   Life of Fund*
------------------------------------------------------------------------------------------------- -----------------
JNL/Putnam Equity Fund (Class B)                                                                       8.55%
S&P 500 Index                                                                                          6.24%
------------------------------------------------------------------------------------------------- -----------------

The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.
* The Class B shares of the Fund began operations on March 5, 2004.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------- ---------------------
                                                                                                      CLASS B
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Management/Administrative Fee*                                                                          0.78%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
12b-1 Service Fee                                                                                       0.00%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Other Expenses                                                                                          0.01%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Total Fund Annual Operating Expenses                                                                    0.79%
----------------------------------------------------------------------------------------------- ---------------------

*This reflects a reduction in the advisory fee that took place on May 1, 2004. These estimates are based on the Fund's actual operating expenses for its most recently completed fiscal year, as adjusted for contractual changes.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------- -------------------------
EXPENSE EXAMPLE                                                                               CLASS B
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
1 Year                                                                                           $81
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
3 Years                                                                                         $252
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
5 Years                                                                                         $439
------------------------------------------------------------------------------------- -------------------------
------------------------------------------------------------------------------------- -------------------------
10 Years                                                                                        $978
------------------------------------------------------------------------------------- -------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The Fund may invest any amount or proportion of its assets in any class or type of security believed by the sub-adviser to offer potential for capital appreciation over both the intermediate and long-term.

DERIVATIVES. The Fund may use derivative instruments, such as financial futures contracts and options, for hedging and risk management. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's sub-adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

TEMPORARY DEFENSIVE POSITION. For temporary, defensive purposes, when the sub-adviser believes other types of investments are advantageous on the basis both of risk and protection of capital values, the Fund may invest in fixed-income securities with or without warrants or conversion features and may retain cash, or invest up to all of its assets in cash equivalents. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive position may reduce the potential for appreciation of the Fund's portfolio.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/Putnam Equity Fund is Putnam Investment Management, LLC (Putnam), located at One Post Office Square, Boston, Massachusetts 02109. Putnam has been managing mutual funds since 1937. Putnam is a subsidiary of Putnam Investments Trust, which is owned by Marsh & McLennan Companies, Inc., a publicly traded holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.

The Fund is managed by the U.S. Core Equity Team at Putnam. The team is headed by James C. Wiess, Managing Director and Senior Portfolio Manager on the U.S. Core Equity team. He joined Putnam in 2000, is a CFA charterholder and has 20 years of investment management experience. Prior to that Mr. Wiesswas a Portfolio Manager with JP Morgan Investment Management. Other members of the team include Joshua H. Brooks, Richard P. Cervone and James S. Yu. Mr Brooks is Managing Director and Chief Investment Officer of the U.S. Core Equity team. Mr. Brooks joined Putnam in 2003 and has 19 years of investment industry experience. Prior to coming to Putnam, Mr. Brooks was employed at Delaware Investment Advisors where he was a CIO, Value Investing from 2000 to 2003 and a Senior Portfolio Manager from 1995 to 2000. Mr. Cervone, Senior Vice President, joined Putnam in 1998 and has 7 years of investment experience. Mr. Yu is a Vice President and a Chartered Financial Analyst with 8 years of investment experience. He joined Putnam in 2002.

The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed, and ownership of securities in the Fund.

REGULATORY INQUIRIES AND PENDING LITIGATION

Putnam Management has provided the following information concerning regulatory investigations and proceedings and civil litigation involving it. On April 8, 2004, Putnam Management entered into agreements with the Securities and Exchange Commission (SEC) and the Massachusetts Securities Division representing a final settlement of all charges brought against Putnam Management by those agencies on October 28, 2003 in connection with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. The settlement with the SEC requires Putnam Management to pay $5 million in disgorgement plus a civil monetary penalty of $50 million, and the settlement with the Massachusetts Securities Division requires Putnam Management to pay $5 million in restitution and an administrative fine of $50 million. The settlements also leave intact the process established under an earlier partial settlement with the SEC under which Putnam Management agreed to pay the amount of restitution determined by an independent consultant, which may exceed the disgorgement and restitution amounts specified above, pursuant to a plan to be developed by the independent consultant.

Putnam Management will bear all costs, including restitution, civil penalties and associated legal fees stemming from both of these proceedings. The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties. Based on currently available information, Putnam Management believes that these actions will not likely materially affect its ability to provide investment management services to its clients, including the JNL/Putnam Equity Fund.

JNL/PUTNAM MIDCAP GROWTH FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Putnam Midcap Growth Fund is capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in common stocks of U.S. mid-capitalization companies of a similar size to those in the Russell MidCap(R) Growth Index, with a focus on growth stocks which are stocks whose earnings the sub-adviser believes are likely to grow faster than the economy as a whole.

Small and midsized companies - These companies, some of which may have a market capitalization of less than $1 billion, are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies often trade less frequently and in limited volume, and their prices may fluctuate more than stocks of larger companies. Stocks of small and midsized companies may therefore be more vulnerable to adverse developments than those of larger companies.

The Fund invests mostly in companies of a size similar to those in the Russell Midcap Growth Index. As of the date of this prospectus, the Index was composed of companies having a market capitalization of between $400 million and $19 billion.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth. There is a risk that the market as a whole may not favor the type of investments which the Fund makes.

     o MID-CAPITALIZATION INVESTING RISK. The prices of equity securities of mid-capitalization companies may fluctuate more than equity securities of larger, more-established companies. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

     o DERIVATIVES. The Fund may use derivative instruments, such as financial futures contracts and options, for hedging and risk management. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's sub-adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31*
-26.97%           29.32%            33.46%           18.62%
[insert chart]
2001              2002              2003             2004

In the periods shown in the chart, the Fund's highest quarterly return was 24.87% (4th quarter of 2001) and its lowest quarterly return was -32.20% (3rd quarter of 2001).

* The Fund's returns shown in the bar chart is for the Fund's Class A shares. Class B shares would have substantially similar annual returns, because both Classes of shares represent an investment in the same portfolio of securities, and the annual returns would differ only to the extent that the Classes do not have the same expenses.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------------------- --------------------
                                                                                                 Life of Fund*
--------------------------------------------------------------------------------------------- --------------------
JNL/Putnam Midcap Growth Fund (Class B)                                                             10.79%
Russell MidCap(R) Growth Index                                                                       7.40%
--------------------------------------------------------------------------------------------- --------------------

The Russell MidCap(R) Growth Index is a broad-based, unmanaged index.
* The Class B shares of the Fund began operations on March 5, 2004.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------ --------------------
                                                                                                       CLASS B
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Management/Administrative Fee                                                                            0.85%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
12b-1 Service Fee                                                                                        0.00%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Other Expenses                                                                                           0.01%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Total Fund Annual Operating Expenses                                                                     0.86%
------------------------------------------------------------------------------------------------ --------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

----------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                              CLASS B
----------------------------------------------------------------------------------- --------------------------
----------------------------------------------------------------------------------- --------------------------
1 Year                                                                                          $88
----------------------------------------------------------------------------------- --------------------------
----------------------------------------------------------------------------------- --------------------------
3 Years                                                                                        $274
----------------------------------------------------------------------------------- --------------------------
----------------------------------------------------------------------------------- --------------------------
5 Years                                                                                        $477
----------------------------------------------------------------------------------- --------------------------
----------------------------------------------------------------------------------- --------------------------
10 Years                                                                                     $1,061
----------------------------------------------------------------------------------- --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. FOREIGN SECURITIES. The Fund may also invest in securities of foreign issuers which involve certain special risks. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that the Fund invests in bonds issued by a foreign government, the Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

A Fund's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

PORTFOLIO TURNOVER. The Fund may buy and sell investments relatively often, which involves higher brokerage commissions and other expenses. Active trading also may increase short-term gains and losses, which may affect the taxes you have to pay.

In addition to the main investment strategies described above, the Fund may make other investments, such as investments in preferred stocks, convertible securities, debt instruments and derivatives, which may be subject to other risks, as described in the SAI.

TEMPORARY DEFENSIVE POSITION. At times the sub-adviser may judge that market conditions make pursuing the Fund's usual investment strategies inconsistent with the best interests of the Fund's shareholders. The sub-adviser then may temporarily use alternative strategies that are mainly designed to limit losses, such as investing in high quality money-market securities. However, the sub-adviser may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the Fund to miss out on investment opportunities, and may prevent the Fund from achieving its goal.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/Putnam Midcap Growth Fund is Putnam Investment Management, LLC (Putnam) located at One Post Office Square, Boston, Massachusetts 02109. Putnam has been managing mutual funds since 1937. Putnam is a subsidiary of Putnam Investments Trust, which is owned by Marsh & McLennan Companies, Inc., a publicly traded holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.

The Fund is managed by the Mid Cap Growth team at Putnam. The team is managed by Paul Marrkand and Kevin Divney. Both Mr. Marrkand and Mr. Divney are Managing Directors and Co-Chief Investment Officers of the Mid Cap Growth team. Mr. Marrkand joined Putnam in 1987 and has over 18 years of investment experience. Mr. Divney joined Putnam in 1997 and has 15 years of investment experience.

The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of securities in the Fund.

REGULATORY INQUIRIES AND PENDING LITIGATION

Putnam Management has provided the following information concerning regulatory investigations and proceedings and civil litigation involving it. On April 8, 2004, Putnam Management entered into agreements with the Securities and Exchange Commission (SEC) and the Massachusetts Securities Division representing a final settlement of all charges brought against Putnam Management by those agencies on October 28, 2003 in connection with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. The settlement with the SEC requires Putnam Management to pay $5 million in disgorgement plus a civil monetary penalty of $50 million, and the settlement with the Massachusetts Securities Division requires Putnam Management to pay $5 million in restitution and an administrative fine of $50 million. The settlements also leave intact the process established under an earlier partial settlement with the SEC under which Putnam Management agreed to pay the amount of restitution determined by an independent consultant, which may exceed the disgorgement and restitution amounts specified above, pursuant to a plan to be developed by the independent consultant.

Putnam Management will bear all costs, including restitution, civil penalties and associated legal fees stemming from both of these proceedings. The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties. Based on currently available information, Putnam Management believes that these actions will not likely materially affect its ability to provide investment management services to its clients, including the JNL/Putnam Midcap Growth Fund.

JNL/PUTNAM VALUE EQUITY FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Putnam Value Equity Fund is capital growth, with income as a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objectives by investing primarily in a diversified portfolio of equity securities of domestic, large-capitalization companies. At least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) will be invested, under normal circumstances, in equity securities. For this purpose, equity securities include common stocks, securities convertible into common stock and securities with common stock characteristics, such as rights and warrants. The Fund considers a large-capitalization company to be one that, at the time its securities are acquired by the Fund, has a market capitalization of $4 billion or greater.

The sub-adviser typically selects companies whose stocks have above-average valuations described by dividend yield, price/sale, price/earnings or price/book dividend yields and market prices that it believes are undervalued relative to the normal earning power of the company. Under this approach, the sub-adviser seeks to identify investments where current investor enthusiasm is low, as reflected in their valuations. The sub-adviser typically reduces the Fund's exposure to a company when its stock price approaches, in the sub-adviser's judgment, fair valuation.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in the equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o VALUE INVESTING RISK. With a value approach, there is also the risk that stocks may remain undervalued during a given period, or that a stock judged to be undervalued may in fact be appropriately priced. This may happen because value stocks as a category lose favor with investors compared to growth stocks or because the manager failed to anticipate which stocks or industries would benefit from changing market or economic conditions. A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value or the factors that the manager believes will increase the price of the security do not occur.

     o DERIVATIVES. The Fund may use derivative instruments, such as financial futures contracts and options, for hedging and risk management. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's sub-adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31*
24.33%        21.82%   12.48%  -1.04%   6.96%    -6.32%   -19.87%  24.55%  9.76%
[insert chart]
1996          1997     1998    1999     2000     2001     2002     2003    2004

In the periods shown in the chart, the Fund's highest quarterly return was 17.37% (2nd quarter of 2003) and its lowest quarterly return was -17.36% (3rd quarter of 2002).

* The Fund's returns shown in the bar chart is for the Fund's Class A shares. Class B shares would have substantially similar annual returns, because both Classes of shares represent an investment in the same portfolio of securities, and the annual returns would differ only to the extent that the Classes do not have the same expenses.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
----------------------------------------------------------------------------------------------- --------------------
                                                                                                   Life of Fund*
----------------------------------------------------------------------------------------------- --------------------
JNL/Putnam Value Equity Fund (Class B)                                                                 5.17%
S&P 500 Index                                                                                          6.24%
----------------------------------------------------------------------------------------------- --------------------

The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.
* The Class B shares of the Fund began operations on March 5, 2004.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------- ---------------------
                                                                                                      CLASS B
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Management/Administrative Fee*                                                                          0.75%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
12b-1 Service Fee                                                                                       0.00%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Other Expenses                                                                                          0.01%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Total Fund Annual Operating Expenses                                                                    0.76%
----------------------------------------------------------------------------------------------- ---------------------

* A reduction in the advisory fee took place on May 1, 2004. These estimates are based on the Fund's actual operating expenses for its most recently completed fiscal year, as adjusted for contractual changes.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

-------------------------------------------------------------------------------------- ------------------------
EXPENSE EXAMPLE                                                                                CLASS B
-------------------------------------------------------------------------------------- ------------------------
-------------------------------------------------------------------------------------- ------------------------
1 Year                                                                                           $78
-------------------------------------------------------------------------------------- ------------------------
-------------------------------------------------------------------------------------- ------------------------
3 Years                                                                                         $243
-------------------------------------------------------------------------------------- ------------------------
-------------------------------------------------------------------------------------- ------------------------
5 Years                                                                                         $422
-------------------------------------------------------------------------------------- ------------------------
-------------------------------------------------------------------------------------- ------------------------
10 Years                                                                                        $942
-------------------------------------------------------------------------------------- ------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. TEMPORARY DEFENSIVE POSITION. At times the sub-adviser may judge that market conditions make pursuing the Fund's usual investment strategies inconsistent with the best interests of the Fund's shareholders. The sub-adviser then may temporarily use alternative strategies that are mainly designed to limit losses, such as investing in high quality money-market securities. However, the sub-adviser may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the Fund to miss out on investment opportunities, and may prevent the Fund from achieving its goal.

FOREIGN SECURITIES. The Fund may also invest in securities of foreign issuers which involve certain special risks. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that the Fund invests in bonds issued by a foreign government, the Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/Putnam Value Equity Fund is Putnam Investment Management, LLC (Putnam), located at One Post Office Square, Boston, Massachusetts 02109. Putnam has been managing mutual funds since 1937. Putnam is a subsidiary of Putnam Investments Trust, which is owned by Marsh & McLennan Companies, Inc., a publicly traded holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.

The Fund is managed by the Large Cap Value team at Putnam. Ronald J. Bukovac
(RJ), and Michael J. Abata are co-lead managers of the Fund. They report to Joshua H. Brooks, CIO of Core Equities at Putnam. Mr. Bukovac is a Managing Director and Portfolio Manager on the Large Cap Value Equity Team. Mr. Bukovac is a member of the team that manages Large Cap Value Equity institutional portfolios. Mr. Bukovac joined Putnam in 1997. He is a CFA charterholder and Certified Public Accountant with over 16 years of investment industry experience. Before joining Putnam, Mr. Bukovac was a Senior Manager of the Valuation Services Group for Price Waterhouse, LLP. Mr. Abata is a Senior Vice President and Portfolio Manager on the Large Cap Value team. Mr. Abata is a member of the teams that manage Large Cap Value and Structured Equity institutional portfolios. Additionally, he is a Portfolio Member on the New Value Fund and the Structured Equity team. Mr. Abata joined Putnam in 1997. He is a CFA charterholder and holds a series 3 license with the NASD. Mr. Abata has over 12 years of investment industry experience. Before joining Putnam, Mr. Abata was an Assistant Vice President and Quantitative Analyst with Alliance Capital Management.

The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of securities in the Fund.

REGULATORY INQUIRIES AND PENDING LITIGATION

Putnam Management has provided the following information concerning regulatory investigations and proceedings and civil litigation involving it. On April 8, 2004, Putnam Management entered into agreements with the Securities and Exchange Commission (SEC) and the Massachusetts Securities Division representing a final settlement of all charges brought against Putnam Management by those agencies on October 28, 2003 in connection with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. The settlement with the SEC requires Putnam Management to pay $5 million in disgorgement plus a civil monetary penalty of $50 million, and the settlement with the Massachusetts Securities Division requires Putnam Management to pay $5 million in restitution and an administrative fine of $50 million. The settlements also leave intact the process established under an earlier partial settlement with the SEC under which Putnam Management agreed to pay the amount of restitution determined by an independent consultant, which may exceed the disgorgement and restitution amounts specified above, pursuant to a plan to be developed by the independent consultant.

Putnam Management will bear all costs, including restitution, civil penalties and associated legal fees stemming from both of these proceedings. The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties. Based on currently available information, Putnam Management believes that these actions will not likely materially affect its ability to provide investment management services to its clients, including the JNL/Putnam Value Equity Fund.

JNL/SALOMON BROTHERS HIGH YIELD BOND FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Salomon Brothers High Yield Bond Fund is to maximize current income. As a secondary objective, the Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The JNL/Salomon Brothers High Yield Bond Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in high-yield, high-risk debt securities, commonly referred to as "junk bonds" and related investments. The Fund may also invest in securities of foreign issuers. To the extent that the Fund invests in emerging market debt, this will be considered as an investment in a high-yield security for purposes of the 80% investment minimum. In light of the risks associated with such securities, the sub-adviser takes various factors into consideration in evaluating the creditworthiness of an issuer. For corporate debt securities, these typically include the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of the issuer, and the experience and track record of the issuer's management. For sovereign debt instruments, these typically include the economic and political conditions within the issuer's country, the issuer's overall and external debt levels and debt service ratios, the issuer's access to capital markets and other sources of funding, and the issuer's debt service payment history. The sub-adviser also reviews the ratings, if any, assigned to the security by any recognized rating agencies, although the sub-adviser's judgment as to the quality of a debt security may differ from that suggested by the rating published by a rating service. The Fund's ability to achieve its investment objectives may be more dependent on the sub-adviser's credit analysis than would be the case if it invested in higher quality debt securities.

In pursuing the Fund's secondary objective of capital appreciation, the sub-adviser looks for those companies that the sub-adviser believes have the highest potential for improving credit fundamentals.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in fixed-income securities, it is subject to market risk. For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

          To the extent the Fund invests in the equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that the Fund invests in bonds issued by a foreign government, the Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

     o EMERGING MARKET RISK. Many emerging market countries in which the Fund invests have markets that are less liquid and more volatile than markets in the U.S. and other developed countries. There is also less information available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S.

     o HIGH-YIELD/HIGH-RISK BONDS. Lower-rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

     o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

Effective October 4, 2004, the Fund was combined with JNL/PPM America High Yield Bond Fund, with the Fund as the surviving Fund. The performance shown is the Fund's historic performance and does not reflect the performance of the JNL/PPM America High Yield Bond Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31*
-1.76%   -4.67%   5.33%    5.76%    25.79%  8.22%
[insert chart]
1999     2000     2001     2002     2003    2004

In the period shown in the chart, the Fund's highest quarterly return was 8.83% (2nd quarter of 2003) and its lowest quarterly return was -3.60% (3rd quarter of 2001).

* The Fund's returns shown in the bar chart is for the Fund's Class A shares. Class B shares would have substantially similar annual returns, because both Classes of shares represent an investment in the same portfolio of securities, and the annual returns would differ only to the extent that the Classes do not have the same expenses.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
-------------------------------------------------------------------------------------------------- ------------------
                                                                                                     Life of Fund*
-------------------------------------------------------------------------------------------------- ------------------
JNL/Salomon Brothers High Yield Bond Fund (Class B)                                                       6.84%
CitigroupHigh Yield Index                                                                                 9.07%
-------------------------------------------------------------------------------------------------- ------------------

The CitigroupHigh Yield Index is a broad-based, unmanaged index.
* The Class B shares of the Fund began operations on March 5, 2004.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------- ----------------------
                                                                                                      CLASS B
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Management/Administrative Fee*                                                                         0.60%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
12b-1 Service Fee                                                                                      0.00%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Other Expenses                                                                                         0.01%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Total Fund Annual Operating Expenses                                                                   0.61%
---------------------------------------------------------------------------------------------- ----------------------

* Effective October 4, 2004, the JNL/Salomon Brothers High Yield Bond Fund fees were changed to reflect the fees of the JNL/PPM America High Yield Bond Fund. These estimates are based on the Fund's actual operating expenses for its most recently completed fiscal year, as adjusted for contractual changes.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------------ ----------------------
EXPENSE EXAMPLE                                                                                   CLASS B
------------------------------------------------------------------------------------------ ----------------------
------------------------------------------------------------------------------------------ ----------------------
1 Year                                                                                              $62
------------------------------------------------------------------------------------------ ----------------------
------------------------------------------------------------------------------------------ ----------------------
3 Years                                                                                            $195
------------------------------------------------------------------------------------------ ----------------------
------------------------------------------------------------------------------------------ ----------------------
5 Years                                                                                            $340
------------------------------------------------------------------------------------------ ----------------------
------------------------------------------------------------------------------------------ ----------------------
10 Years                                                                                           $762
------------------------------------------------------------------------------------------ ----------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. FOREIGN SECURITIES. The Fund may invest in foreign securities, such as obligations issued or guaranteed by foreign governmental authorities, debt obligations of supranational organizations and fixed-income securities of foreign corporate issuers.

ZERO-COUPON, PAY-IN-KIND, AND DEFERRED PAYMENT SECURITIES. The Fund may invest without limit in zero coupon securities, pay-in-kind bonds and deferred payment securities, which involve special risk considerations. In particular, zero coupon securities fluctuate more in value in response to a change in interest rates than do bonds that pay current interest.

LOANS. The Fund may invest in fixed- and floating-rate loans, including loan participations and assignments. The Fund may invest up to 10% of its total assets in either (i) equipment lease or trust certificates and conditional sales contracts or (ii) limited partnership interests.

EQUITY SECURITIES. The Fund may also invest up to 10% of its total assets in equity securities (other than preferred stock, in which the Fund may invest without limit), typically equity investments acquired as a result of purchases of fixed-income securities.

PORTFOLIO MATURITY. The sub-adviser has discretion to select the range of maturities of the fixed-income securities in which the Fund may invest. The sub-adviser anticipates that, under current market conditions, the Fund will have average portfolio life of 6 to 12 years. However, the average portfolio life may vary substantially from time to time depending on economic and market conditions.

DERIVATIVES. The Fund may use derivative instruments, such as futures contracts, options and forward currency contracts, and invest in indexed securities for hedging and risk management. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's sub-adviser must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

TEMPORARY DEFENSIVE POSITION. When the sub-adviser believes that adverse conditions prevail in the markets for high-yield fixed-income securities that make the Fund's investment strategy inconsistent with the best interests of the Fund's shareholders, the Fund may invest its assets without limit in high-quality, short-term money market instruments. Doing so may reduce the potential for high current income or appreciation of the Fund's portfolio. During any period in which the Fund employs a temporary defensive strategy, it will not be pursuing and will not achieve its investment objective.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/Salomon Brothers High Yield Bond Fund is Salomon Brothers Asset Management Inc (SaBAM). SaBAM was established in 1987, and, together with affiliates in London, Tokyo and Hong Kong, provides a broad range of fixed-income and equity investment services to individuals and institutional clients throughout the world and serves as sub-adviser to various investment companies. SaBAM is a wholly-owned subsidiary of Citigroup Inc. SaBAM's principal address is 399 Park Avenue, New York, New York 10022.

Peter J. Wilby is primarily responsible for the day-to-day management of the Fund. Mr. Wilby has had primary responsibility for the day-to-day management of the Fund since the inception of the Fund. Mr. Wilby, who joined SaBAM in 1989, is a Managing Director and Chief Investment Officer - Fixed Income of SaBAM and is responsible for investment company and institutional portfolios which invest in high-yield non-U.S. and U.S. corporate debt securities and high-yield foreign sovereign debt securities.

The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed, and ownership of securities in the Fund.

JNL/SALOMON BROTHERS STRATEGIC BOND FUND (formerly JNL/Salomon Brothers Global Bond Fund)

INVESTMENT OBJECTIVE. The primary investment objective of the JNL/Salomon Brothers Strategic Bond Fund is to seek a high level of current income. As a secondary objective, the Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The JNL/Salomon Brothers Strategic Bond Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a globally diverse portfolio of bonds and other fixed-income securities and related investments. The sub-adviser has broad discretion to invest the Fund's assets among certain segments of the fixed-income market, primarily U.S. investment-grade bonds, high-yield corporate debt securities (commonly referred to as "junk bonds"), emerging market debt securities and investment-grade foreign debt securities. These segments include U.S. government securities and mortgage- and other asset-backed securities (including interest-only or principal-only securities), as well as debt obligations issued or guaranteed by a foreign government or supranational organization. The sub-adviser may invest in medium or lower-rated securities. The Fund does not currently intend to invest more than 75% of assets in non-investment grade securities.

In determining the assets to invest in each type of security, the sub-adviser relies in part on quantitative analytical techniques that measure relative risks and opportunities of each type of security based on current and historical economic, market, political and technical data for each type of security, as well as on its own assessment of economic and market conditions both on a global and local (country) basis. The sub-adviser continuously reviews the allocation of assets for the Fund and makes such adjustments as it deems appropriate. The sub-adviser has discretion to select the range of maturities of the various fixed income securities in which the Fund invests. The sub-adviser anticipates that, under current market conditions, the Fund's portfolio securities will have a weighted average life of 4 1/2 to 10 years. However, the weighted average life of the portfolio securities may vary substantially from time to time depending on economic and market conditions. The Fund may at times hold a substantial portion of its assets in short-term instrutments.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in fixed-income securities, it is subject to market risk. For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that the Fund invests in bonds issued by a foreign government, the Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

     o HIGH-YIELD/HIGH-RISK BONDS. Lower rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, the Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

     o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

     o EMERGING MARKETS RISK. The Fund may invest a portion of its assets in securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31*
14.39%   10.66%   2.46%    1.87%    7.28%   6.71%    8.38%    13.53%   6.91%
[insert chart]
1996     1997     1998     1999     2000    2001     2002     2003     2004

In the periods shown in the chart, the Fund's highest quarterly return was 5.88% (2nd quarter of 2003) and its lowest quarterly return was -2.72% (3rd quarter of 1998).

* The Fund's returns shown in the bar chart is for the Fund's Class A shares. Class B shares would have substantially similar annual returns, because both Classes of shares represent an investment in the same portfolio of securities, and the annual returns would differ only to the extent that the Classes do not have the same expenses.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
----------------------------------------------------------------------------------------------- ------------------
                                                                                                  Life of Fund*
----------------------------------------------------------------------------------------------- ------------------
JNL/Salomon Brothers Strategic Bond Fund (Class B)                                                   5.20%
Citigroup Broad Investment Grade Bond Index                                                          1.83%
Lehman Brothers Aggregate Bond Index                                                                 2.53%
----------------------------------------------------------------------------------------------- ------------------

The Citigroup Broad Investment Grade Bond Index and Lehman Brothers Aggregate
Bond Index are broad-based, unmanaged indices.
* The Class B shares of the Fund began operations on March 5, 2004.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------- ---------------------
                                                                                                      CLASS B
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Management/Administrative Fee                                                                           0.73%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
12b-1 Service Fee                                                                                       0.00%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Other Expenses                                                                                          0.01%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Total Fund Annual Operating Expenses                                                                    0.74%
----------------------------------------------------------------------------------------------- ---------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------- ------------------------
EXPENSE EXAMPLE                                                                               CLASS B
------------------------------------------------------------------------------------- ------------------------
------------------------------------------------------------------------------------- ------------------------
1 Year                                                                                          $76
------------------------------------------------------------------------------------- ------------------------
------------------------------------------------------------------------------------- ------------------------
3 Years                                                                                        $237
------------------------------------------------------------------------------------- ------------------------
------------------------------------------------------------------------------------- ------------------------
5 Years                                                                                        $411
------------------------------------------------------------------------------------- ------------------------
------------------------------------------------------------------------------------- ------------------------
10 Years                                                                                       $918
------------------------------------------------------------------------------------- ------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. DERIVATIVES. The Fund may use derivative instruments, such as futures contracts, options and forward currency contracts, and invest in indexed securities for hedging and risk management. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's sub-adviser must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

TEMPORARY DEFENSIVE POSITION. When the sub-adviser believes that adverse conditions prevail in the market for fixed-income securities, the Fund may, for temporary defensive purposes, invest its assets without limit in high-quality, short-term money market instruments. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/Salomon Brothers Strategic Bond Fund is Salomon Brothers Asset Management Inc (SaBAM). SaBAM was established in 1987, and, together with affiliates in London, Tokyo and Hong Kong, provides a broad range of fixed-income and equity investment services to individuals and institutional clients throughout the world and serves as sub-adviser to various investment companies. SaBAM is a wholly-owned subsidiary of Citigroup Inc. SaBAM's principal address is 399 Park Avenue, New York, New York 10022.

In connection with SaBAM's service as sub-adviser to the Fund, Citigroup Asset Management Limited ("CAM Ltd"), whose business address is Citigroup Centre, Canada Square, London E14 5LB, England, provides certain sub-advisory services to SaBAM relating to currency transactions and investments in non-dollar-denominated debt securities for the benefit of the Fund. CAM Ltd. is compensated by SaBAM at no additional expense to the Trust. CAM Ltd is an affiliate of SaBAM.

Peter J. Wilby is primarily responsible for the day-to-day management of the high-yield and emerging market debt securities portions of the Fund. Mr. Wilby has had primary responsibility for the day-to-day management of the high-yield and emerging market debt securities portions of the Fund since the inception of the Fund. Beth Semmel assists Mr. Wilby in the day-to-day management of the Fund. Mr. Wilby, who joined SaBAM in 1989, is a Managing Director and Chief Investment Officer - Fixed Income of SaBAM and is responsible for investment company and institutional portfolios which invest in high-yield non-U.S. and U.S. corporate debt securities and high-yield foreign sovereign debt securities. Ms. Semmel is a Managing Director of SaBAM. Ms. Semmel joined SaBAM in May of 1993, where she manages high-yield portfolios. Ms. Semmel has assisted in the day-to-day management of the Fund since inception of the Fund.

David J. Scott, a Managing Director and Senior Portfolio Manager of SaBAM, is primarily responsible for currency transactions and investments in non-dollar-denominated debt securities for the Fund. Mr. Scott joined SaBAM in 1994.

Roger Lavan is primarily responsible for the mortgage-backed securities and U.S. government securities portions of the Fund. Mr. Lavan joined SaBAM in 1990 and is a Managing Director and Portfolio Manager responsible for investment grade portfolios.

The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of securities in the Fund.

JNL/SALOMON BROTHERS U.S. GOVERNMENT & QUALITY BOND FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Salomon Brothers U.S. Government & Quality Bond Fund is to obtain a high level of current income.

PRINCIPAL INVESTMENT STRATEGIES. The JNL/Salomon Brothers U.S. Government & Quality Bond Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in:

     (i)  U.S. treasury obligations;

     (ii) obligations issued or guaranteed by agencies or instrumentalities of the U.S. government which are backed by their own credit and may not be backed by the full faith and credit of the U.S. government;

     (iii)mortgage-backed securities guaranteed by the Government National Mortgage Association that are supported by the full faith and credit of the U.S. government. Such securities entitle the holder to receive all interest and principal payments due whether or not payments are actually made on the underlying mortgages;

     (iv) mortgage-backed securities guaranteed by agencies or instrumentalities of the U.S. government which are supported by their own credit but not the full faith and credit of the U.S. government, such as the Federal Home Loan Mortgage Corporation and Fannie Mae (formerly, the Federal National Mortgage Association);

     (v) collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed by (i) the credit alone of the U.S. government agency or instrumentality which issues or guarantees the mortgage-backed securities, or (ii) the full faith and credit of the U.S. government;

     (vi) repurchase agreements collateralized by any of the foregoing; and

     (vii)other investments (such as derivatives contracts) related to those listed above.

Any guarantee of the securities in which the Fund invests runs only to the principal and interest payments on the securities and not to the market value of such securities or to the principal and interest payments on the underlying mortgages. A security issued or guaranteed by a U.S. government agency may significantly fluctuate in value, and the Fund may not receive the originally anticipated yield on the security. Shares of the Fund are not insured or guaranteed by the U.S. government, its agencies or instrumentalities.

The sub-adviser seeks to add value by actively managing the portfolio's interest rate exposure, yield curve positioning, sector allocation and security selection. In selecting mortgage-backed securities for the Fund, the sub-adviser determines a security's average maturity and duration according to mathematical models that reflect certain payment assumptions and estimates of future economic factors. These estimates may vary from actual results, and the average maturity and duration of mortgage-backed derivative securities may not reflect the price volatility of those securities in certain market conditions.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in fixed-income securities, it is subject to market risk. For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

     o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

     o    MORTGAGE-BACKED   SECURITIES  RISK.   Investments  in  mortgage-backed
          securities entail the uncertainty of the timing of cash flows resulting from the rate of prepayments on the underlying mortgages serving as collateral. An increase or decrease in prepayment rates (resulting primarily from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price. The prices of mortgage-backed securities, depending on their structure and the rate of prepayments, can be volatile. Some mortgage-backed securities may also not be as liquid as other securities. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the issuer. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31*
2.58%         9.16%   9.40%  -2.50%   11.50%   6.92%    11.47%  1.18%    3.85%
[insert chart]
1996          1997    1998   1999     2000     2001     2002    2003     2004

In the periods shown in the chart, the Fund's highest quarterly return was 6.54% (3rd quarter of 2002) and its lowest quarterly return was -2.47% (2nd quarter of 2004).

* The Fund's returns shown in the bar chart is for the Fund's Class A shares. Class B shares would have substantially similar annual returns, because both Classes of shares represent an investment in the same portfolio of securities, and the annual returns would differ only to the extent that the Classes do not have the same expenses.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
----------------------------------------------------------------------------------------------- -------------------
                                                                                                  Life of Fund*
----------------------------------------------------------------------------------------------- -------------------
JNL/Salomon Brothers U.S. Government & Quality Bond Fund (Class B)                                   1.54%
Citigroup Treasury Index                                                                             0.63%
----------------------------------------------------------------------------------------------- -------------------

The Citigroup Treasury Index is a broad-based, unmanaged index.
* The Class B shares of the Fund began operations on March 5, 2004.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------- ----------------------
                                                                                                      CLASS B
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Management/Administrative Fee                                                                          0.58%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
12b-1 Service Fee                                                                                      0.00%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Other Expenses                                                                                         0.01%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Total Fund Annual Operating Expenses                                                                   0.59%
---------------------------------------------------------------------------------------------- ----------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

-------------------------------------------------------------------------------------- -------------------------
EXPENSE EXAMPLE                                                                                CLASS B
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
1 Year                                                                                            $60
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
3 Years                                                                                          $189
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
5 Years                                                                                          $329
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
10 Years                                                                                         $738
-------------------------------------------------------------------------------------- -------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. DERIVATIVES. The Fund may use derivative instruments, such as futures contracts and options. The Fund generally limits its use to manage or "hedge" the overall risk of the portfolio. However, the Fund may use derivatives as a substitute for buying or selling securities or to enhance the Fund's return as non-hedging strategy that may be considered speculative. Investing in derivative instruments, such as options and futures contracts, involves special risks. The Fund's sub-adviser must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

TEMPORARY DEFENSIVE POSITION. When the sub-adviser believes that adverse conditions prevail in the market for fixed-income securities, the Fund may, for temporary defensive purposes, invest its assets without limit in high-quality, short-term money market instruments. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/Salomon Brothers U.S. Government & Quality Bond Fund is Salomon Brothers Asset Management Inc (SaBAM). SaBAM was established in 1987, and, together with affiliates in London, Tokyo and Hong Kong, provides a broad range of fixed-income and equity investment services to individuals and institutional clients throughout the world and serves as sub-adviser to various investment companies. SaBAM is a wholly-owned subsidiary of Citigroup Inc. SaBAM's principal address is 399 Park Avenue, New York, NY 10022.

Roger Lavan is primarily responsible for the day-to-day management of the Fund. Mr. Lavan joined SaBAM in 1990 and is a Managing Director and Portfolio Manager responsible for investment grade portfolios.

The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed, and ownership of securities in the Fund.

JNL/SELECT BALANCED FUND (formerly JNL/PPM America Balanced Fund)

INVESTMENT OBJECTIVE. The investment objective of the JNL/Select Balanced Fund is reasonable income and long-term capital growth.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of common stock and investment grade fixed-income securities. The Fund may invest in any type or class of security. The anticipated mix of the Fund's holdings is typically 60-70% of its assets in equities and 30-40% in fixed-income securities, including cash and cash equivalents. Changes between the two asset classes will be made gradually based on the managers' long-term perspective and assessment of business, economic, and market projections.

In choosing equity securities, the sub-adviser employs a "bottom-up" stock selection process that utilizes proprietary fundamental research to identify primarily large capitalization companies with a value orientation or out of favor growth stocks. The Fund typically focuses on dividend-paying companies.

With respect to fixed-income investments, the Fund emphasizes investment-grade, fixed-income securities, including obligations of the U.S. government and its agencies, corporate bonds, asset-backed securities, and mortgage-backed securities.

Generally the Fund will sell any fixed income securities downgraded below investment grade within 91 days of the downgrade.

The Fund may invest up to 15% of its assets in foreign equity and fixed income securities. Generally the foreign fixed income securities in which the Fund will invest will be dollar denominated bonds issued by foreign governments and corporations.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to broad-based indices since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

As of October 4, 2004, Wellington Management Company, LLP replaced PPM America, Inc. as the sub-adviser to this Fund. Returns shown reflect the results achieved in part by the prior sub-adviser.

In addition, effective October 4, 2004, the Fund was combined with JNL/Salomon Brothers Balanced Fund, with the Fund as the surviving Fund. The performance shown is the Fund's historic performance and does not reflect the performance of the JNL/Salomon Brothers Balanced Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31*
10.81%   18.43%   10.06%   -0.11%   8.25%   10.57%   -1.93%   21.57%   10.88%
[insert chart]
1996     1997     1998     1999     2000    2001     2002     2003     2004

In the periods shown in the chart, the Fund's highest quarterly return was 12.67% (2nd quarter of 2003) and its lowest quarterly return was -11.16% (3rd quarter of 2002).

* The Fund's returns shown in the bar chart is for the Fund's Class A shares. Class B shares would have substantially similar annual returns, because both Classes of shares represent an investment in the same portfolio of securities, and the annual returns would differ only to the extent that the Classes do not have the same expenses.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
---------------------------------------------------------------------------------------------- --------------------
                                                                                                  Life of Fund*
---------------------------------------------------------------------------------------------- --------------------
JNL/Select Balanced Fund (Class B)                                                                   6.54%
S&P 500 Index                                                                                        6.24%
Lehman Brothers Aggregate Bond Index                                                                 2.53%
---------------------------------------------------------------------------------------------- --------------------

The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices. The Lehman Brothers
Aggregate Bond Index is a broad-based, unmanaged index.
* The Class B shares of the Fund began operations on March 5, 2004.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

  ------------------------------------------------------------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
  (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
  ------------------------------------------------------------------------------------------------------------------
  ----------------------------------------------------------------------------------------- ------------------------
                                                                                                    CLASS B
  ----------------------------------------------------------------------------------------- ------------------------
  ----------------------------------------------------------------------------------------- ------------------------
  Management/Administrative Fee                                                                     0.59%
  ----------------------------------------------------------------------------------------- ------------------------
  ----------------------------------------------------------------------------------------- ------------------------
  12b-1 Service Fee                                                                                 0.00%
  ----------------------------------------------------------------------------------------- ------------------------
  ----------------------------------------------------------------------------------------- ------------------------
  Other Expenses                                                                                    0.01%
  ----------------------------------------------------------------------------------------- ------------------------
  ----------------------------------------------------------------------------------------- ------------------------
  Total Fund Annual Operating Expenses                                                              0.60%
  ----------------------------------------------------------------------------------------- ------------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

--------------------------------------------------------------------------------------- -------------------------
EXPENSE EXAMPLE                                                                                 CLASS B
--------------------------------------------------------------------------------------- -------------------------
--------------------------------------------------------------------------------------- -------------------------
1 Year                                                                                             $61
--------------------------------------------------------------------------------------- -------------------------
--------------------------------------------------------------------------------------- -------------------------
3 Years                                                                                           $192
--------------------------------------------------------------------------------------- -------------------------
--------------------------------------------------------------------------------------- -------------------------
5 Years                                                                                           $335
--------------------------------------------------------------------------------------- -------------------------
--------------------------------------------------------------------------------------- -------------------------
10 Years                                                                                          $750
--------------------------------------------------------------------------------------- -------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The JNL/Select Balanced Fund invests primarily in common stocks and fixed-income securities. Certain investments and investment techniques have additional risks, such as the potential use of leverage by the Fund through borrowings, securities lending and other investment techniques.

DERIVATIVES. The Fund may use derivative instruments, such as options, swaps and financial futures contracts, for hedging purposes or for the cost-effective implementation of various fixed income strategies. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates and securities prices. Investing in derivative instruments, such as swaps, options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's sub-adviser must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

TEMPORARY DEFENSIVE POSITION. For temporary, defensive purposes, the Fund may invest up to all of its assets in cash equivalents, such as U.S. government securities and high-grade commercial paper. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive position may reduce the potential for appreciation of the Fund's portfolio.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/Select Balanced Fund is Wellington Management Company, LLP ("Wellington Management"). Wellington Management Company, LLP ("Wellington Management") is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2004, Wellington Management had investment management authority with respect to approximately $470 billion in assets.

Edward P. Bousa, CFA, Senior Vice President and Partner of Wellington Management, has served as portfolio manager for the equity component of the Fund since October 2004. Mr. Bousa joined Wellington Management as an investment professional in 2000. Prior to joining Wellington Management, Mr. Bousa was a portfolio manager at Putnam Investments (1992-2000).

John C. Keogh, Senior Vice President and Partner of Wellington Management, has served as portfolio manager for the fixed income component of the Fund since October 2004. Mr. Keogh joined Wellington Management as an investment professional in 1983.

The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of securities in the Fund.

JNL/SELECT GLOBAL GROWTH FUND (formerly JNL/Janus Global Equities Fund)

INVESTMENT OBJECTIVE. The investment objective of the JNL/Select Global Growth Fund is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio of equity securities of foreign and domestic issuers. The sub-adviser seeks to invest in globally competitive growth companies within growing sectors. These companies are, in the opinion of the sub-adviser, leaders in their respective industries as indicated by an established market presence and strong global, regional, or country competitive positions. The Fund may invest in a broad range of market capitalizations but tends to focus on mid to large capitalization companies. The sub-adviser selects securities for their capital growth potential; investment income is not a consideration. To provide flexibility to take advantage of investment opportunities or to meet redemption requests or for temporary defensive purposes, the Fund may hold a portion of its assets in money market investments including repurchase agreements. Doing so may reduce the potential for appreciation in the Fund's portfolio.

The Fund may invest to a lesser degree in other types of securities, including preferred stock, warrants, convertible securities, and debt securities, such as corporate bonds. The Fund can invest on a worldwide basis in companies and other organizations of any size, regardless of country of organization or place of principal business activity, as well as domestic and foreign governments, government agencies and other governmental entities. The Fund normally invests in securities of issuers from at least five different countries, including the United States, although it may invest in fewer than five countries. The Fund may invest without limit in foreign securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that the Fund invests in bonds issued by a foreign government, the Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

     o MID-CAP INVESTING RISK. Stocks of mid-capitalization companies entail greater risk and are usually more volatile than shares of larger companies. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

As of May 1, 2004, Wellington Management Company, LLP ("Wellington Management") replaced Janus Capital Management LLC (Janus) as the sub-adviser to this Fund. Returns shown reflect the results achieved in part by the prior sub-adviser.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31*
31.36%   19.12%   26.87%   64.58%   -18.28% -23.50%  -27.12%  23.97%   11.36%
[insert chart]
1996     1997     1998     1999     2000    2001     2002     2003     2004

In the periods shown in the chart, the Fund's highest quarterly return was 43.03% (4th quarter of 1999) and its lowest quarterly return was -20.53% (3rd quarter of 2001).

* The Fund's returns shown in the bar chart is for the Fund's Class A shares. Class B shares would have substantially similar annual returns, because both Classes of shares represent an investment in the same portfolio of securities, and the annual returns would differ only to the extent that the Classes do not have the same expenses.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
------------------------------------------------------------------------------------------------ -----------------
                                                                                                  Life of Fund*
------------------------------------------------------------------------------------------------ -----------------
JNL/Select Global Growth Fund (Class B)                                                               5.88%
Morgan Stanley Capital International World Index                                                      9.63%
Morgan Stanley Capital International World Growth Index                                               7.42%
------------------------------------------------------------------------------------------------ -----------------

The Morgan Stanley Capital International World Index and Morgan Stanley Capital
International World Growth Index are broad-based, unmanaged indices.
* The Class B shares of the Fund began  operations on March 5, 2004.  The Morgan
Stanley International World Growth Index return begins on May 1, 1995.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------- ---------------------
                                                                                                      CLASS B
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Management/Administrative Fee*                                                                          0.88%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
12b-1 Service Fee                                                                                       0.00%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Other Expenses                                                                                          0.01%
----------------------------------------------------------------------------------------------- ---------------------
----------------------------------------------------------------------------------------------- ---------------------
Total Fund Annual Operating Expenses                                                                    0.89%
----------------------------------------------------------------------------------------------- ---------------------

* This fee reflects a reduction in connection with the approval of Wellington as the new sub-adviser to the Fund. These estimates are based on the Fund's actual operating expenses for its most recently completed fiscal year, as adjusted for contractual changes.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                                CLASS B
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
1 Year                                                                                            $91
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
3 Years                                                                                          $284
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
5 Years                                                                                          $493
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
10 Years                                                                                       $1,096
------------------------------------------------------------------------------------- --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. SPECIAL SITUATIONS. The Fund may invest in "special situations" from time to time. A special situation arises when, in the opinion of the sub-adviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating special situations might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investments in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention. The impact of this strategy on the Fund will depend on the Fund's size and the extent of its holdings of special situation issuers relative to total net assets.

DERIVATIVES. The Fund may use derivative instruments, such as futures contracts, options, and forward currency contracts, for hedging or as a means of enhancing return. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's sub-adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

EMERGING MARKETS RISK. The Fund may invest a portion of its assets in securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

TEMPORARY DEFENSIVE POSITION. In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a portion of its assets in cash or the following liquid assets: money market instruments, shares of affiliated money market funds or high-quality debt obligations. During periods in which the Fund employs such a temporary defensive strategy, it will not be pursuing, and will not achieve, its investment objective. For cash management purposes, the Fund may also hold a portion of its assets in cash or such liquid assets.

PORTFOLIO TURNOVER. The Fund may actively trade securities in seeking to achieve its objective. Doing so may increase transaction costs, which may reduce performance. Active trading also may increase short-term gains and losses.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/Select Global Growth Fund is Wellington Management Company, LLP ("Wellington Management"). Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years.

As of December 31, 2004, Wellington Management had investment management authority with respect to approximately $470 billion in assets.

Andrew S. Offit, Senior Vice President and Partner of Wellington Management, has served as portfolio manager for the Fund since May 2004. Mr. Offit joined Wellington Management as an investment professional in 1997.

Jean-Marc Berteaux, Vice President of Wellington Management, has been involved in portfolio management and securities analysis for the Fund since May 2004. Mr. Berteaux joined Wellington Management as an investment professional in 2001. Prior to joining Wellington Management, Mr. Berteaux was an investment professional at John Hancock Funds (1998-2001).

The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed, and ownership of securities in the Fund.

JNL/SELECT LARGE CAP GROWTH FUND (formerly JNL/Janus Aggressive Growth Fund)

INVESTMENT OBJECTIVE. The investment objective of the JNL/Select Large Cap Growth Fund is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio of common stocks of large U.S. companies selected for their growth potential. In selecting equity securities, the sub-adviser looks for companies with the ability to sustain growth at a faster pace than the market. The JNL/Select Large Cap Growth Fund may invest in companies of any size, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index. The Fund may invest up to 25% of its total assets in securities of foreign issuers and non-dollar securities. Foreign securities include (1) companies organized outside of the United States, (2) foreign governments and agencies or instrumentalities of foreign governments and
(3) issuers whose economic fortunes and risks are primarily linked with markets outside the United States. The sub-adviser selects securities for their capital growth potential; investment income is not a consideration. The key characteristics of growth companies favored by the Fund include a leadership position within the industry, a strong balance sheet, a high return on equity, accelerating earnings, growth in earnings per share, unrecognized or undervalued assets, and a strong management team. Securities may be sold for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising. To provide flexibility to take advantage of investment opportunities or to meet redemption requests or for temporary defensive purposes, the Fund may hold a portion of its asset in money market investments including repurchase agreements. Doing so may reduce the potential for appreciation in the Fund's portfolio.

The Fund may invest to a lesser degree in other types of securities, including preferred stock, warrants, convertible securities and debt securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o INVESTMENT STYLE RISK. The fund is subject to the risk that returns from large cap growth stocks will trail returns from the overall stock market. The fund uses a "growth" investing style. Some other funds use a "value" investing style. Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue and earnings. Value funds typically emphasize stocks whose prices are below-average in comparison to earnings and book value, although they may yield above-average dividends. In the past, over the long-term, the growth and value stock categories have had similar returns; however, each category sometimes outperforms the other. These periods, in the past, sometimes have lasted for several years.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

As of May 1, 2004, Wellington Management Company LLP ("Wellington Management") replaced Janus Capital Management LLC (Janus) as the sub-adviser to this Fund. Returns shown reflect the results achieved in part by the prior sub-adviser.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31*
18.95%   12.67%   57.66%   94.43%   -20.97% -30.18%  -29.76%  35.46%   11.67%
[insert chart]
1996     1997     1998     1999     2000    2001     2002     2003     2004

In the periods shown in the chart, the Fund's highest quarterly return was 41.64% (4th quarter of 1999) and its lowest quarterly return was -24.01% (1st quarter of 2001).

* The Fund's returns shown in the bar chart is for the Fund's Class A shares. Class B shares would have substantially similar annual returns, because both Classes of shares represent an investment in the same portfolio of securities, and the annual returns would differ only to the extent that the Classes do not have the same expenses.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
------------------------------------------------------------------------------------------------ -------------------
                                                                                                   Life of Fund*
------------------------------------------------------------------------------------------------ -------------------
JNL/Select Large Cap Growth Fund (Class B)                                                              5.78%
Russell 1000(R) Growth Index                                                                              1.73%
S&P 500 Index                                                                                           6.24%
------------------------------------------------------------------------------------------------ -------------------

The Russell 1000 Growth Index is a broad-based, unmanaged index.
The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.
* The Class B shares of the Fund began operations on March 5, 2004.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

----------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
----------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------- -------------------------
                                                                                               CLASS B
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
Management/Administrative Fee*                                                                  0.78%
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
12b-1 Service Fee                                                                               0.00%
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
Other Expenses                                                                                  0.01%
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
Total Fund Annual Operating Expenses                                                            0.79%
-------------------------------------------------------------------------------------- -------------------------

* This fee reflects a reduction in connection with the approval of Wellington as the new sub-adviser to the Fund. These estimates are based on the Fund's actual operating expenses for its most recently completed fiscal year, as adjusted for contractual changes.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

-------------------------------------------------------------------------------------- -------------------------
EXPENSE EXAMPLE                                                                                CLASS B
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
1 Year                                                                                            $81
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
3 Years                                                                                          $252
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
5 Years                                                                                          $439
-------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------------------------- -------------------------
10 Years                                                                                         $978
-------------------------------------------------------------------------------------- -------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. SPECIAL SITUATIONS. The Fund may invest in "special situations" from time to time. A special situation arises when, in the opinion of the sub-adviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating special situations might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention. The impact of this strategy on the Fund will depend on the Fund's size and the extent of its holdings of special situation issuers relative to total net assets.

TEMPORARY DEFENSIVE POSITION. In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a portion of its assets in cash or the following liquid assets: money market instruments, shares of affiliated money market funds or high-quality debt obligations. During periods in which the Fund employs such a temporary defensive strategy, it will not be pursuing, and will not achieve, its investment objective. For cash management purposes, the Fund may also hold a portion of its assets in cash or such liquid assets.

PORTFOLIO TURNOVER. The Fund may actively trade securities in seeking to achieve its objective. Doing so may increase transaction costs, which may reduce performance. Active trading also may increase short-term gains and losses.

DERIVATIVES. The Fund may use derivative instruments, such as futures contracts, options, and forward currency contracts, for hedging or as a means of enhancing return. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's sub-adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/Select Large Cap Growth Fund is Wellington Management Company, LLP ("Wellington Management"). Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years.

As of December 31, 2004, Wellington Management had investment management authority with respect to approximately $470 billion in assets.

John A. Boselli, CFA, Senior Vice President and Partner of Wellington Management, has served as portfolio manager for the Fund since May 2004. Mr. Boselli joined Wellington Management as an investment professional in 2002. Prior to joining Wellington Management, he was with Putnam Investments Inc., for six years (1996 - 2002) as a Managing Director in the Global Equity Research Group. He holds the Chartered Financial Analyst designation.

Andrew J. Shilling, CFA, Senior Vice President and Partner of Wellington Management, has been involved in portfolio management and securities analysis for the Fund since May 2004. Mr Shilling joined Wellington Management as an investment professional in 1994.

The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed, and ownership of securities in the Fund.

JNL/SELECT MONEY MARKET FUND (formerly JNL/PPM America Money Market Fund)

INVESTMENT OBJECTIVE. The investment objective of the JNL/Select Money Market Fund is to achieve as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity by investing in high quality, short-term money market instruments.

PRINCIPAL INVESTMENT STRATEGIES. The Fund invests in high-quality, U.S. dollar-denominated money market instruments that mature in 397 days or less. The Fund primarily invests in money market instruments rated in one of the two highest short-term credit rating categories, including:

     o Obligations issued or guaranteed as to principal and interest by the U.S. government, its agencies and instrumentalities or by state and local governments;

     o Obligations, such as time deposits, certificates of deposit and bankers acceptances, issued by U.S. and foreign banks and other lending institutions;

     o Commercial paper and other short-term obligations of U.S. and foreign issuers (including asset-backed securities);

     o Obligations issued or guaranteed by foreign governments or any of their political subdivisions, agencies or instrumentalities, including obligations of supranational entities; and

     o Repurchase agreements on obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

The sub-adviser's investment approach combines top-down analysis with fundamental bottom-up security selection. The manager considers factors such as the anticipated level of interest rates and the maturity of individual securities to determine the Fund's overall weighted average maturity. The overall weighted average maturity of the Fund's investments is 90 days or less.

The sub-adviser manages the Fund to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, including those as to quality, diversification and maturity. The Fund may invest more than 25% of its assets in the U.S. banking industry.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, you could lose money by investing in the Fund. While the Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund itself. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Fixed income securities in general are subject to credit risk and market risk. Credit risk is the actual or perceived risk that the issuer of the security will not pay the interest and principal payments when due. The value of a security typically declines if the issuer's credit quality deteriorates. Market risk, also known as interest rate risk, is the risk that interest rates will rise and the value of the securities, including those held by the Fund, will fall. A broad-based market drop may also cause a security's price to fall.

     o RISK OF INVESTMENT IN BANKING INDUSTRY. Because the Fund may invest more than 25% of total assets in securities issued by U.S. banks, its performance could be affected by factors influencing the health of the banking industry. These may include economic trends, industry competition and governmental actions, as well as factors affecting the financial stability of borrowers. The bank securities in which the Fund may invest typically are not insured by the federal government. Securities that do not represent deposits have lower priority in the bank's capital structure than those that do. This lower priority means that, in the event of insolvency of the bank that issued the security, the security could become worth less than the Fund paid for it.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

As of October 4, 2004, Wellington Management Company, LLP replaced PPM America, Inc. as the sub-adviser to the Fund. Returns shown reflect the results achieved in part by the prior sub-adviser.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31*
4.87%         5.01%  4.99%   4.67%    5.83%    3.45%    1.07%    0.46%   0.78%
[insert chart]
1996          1997   1998    1999     2000     2001     2002     2003    2004

In the periods shown in the chart, the Fund's highest quarterly return was 1.50% (4th quarter of 2000) and its lowest quarterly return was 0.09% (3rd and 4th quarter of 2003).

* The Fund's returns shown in the bar chart is for the Fund's Class A shares. Class B shares would have substantially similar annual returns, because both Classes of shares represent an investment in the same portfolio of securities, and the annual returns would differ only to the extent that the Classes do not have the same expenses.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
-------------------------------------------------------------------------------------------- ----------------------
                                                                                                 Life of Fund*
-------------------------------------------------------------------------------------------- ----------------------
JNL/Select Money Market Fund (Class B)                                                              0.91%
Merrill Lynch Treasury Bill Index (3 month)                                                         1.10%
-------------------------------------------------------------------------------------------- ----------------------

The 7-day yield of the Fund on December 31, 2004, was 1.63%. The Merrill Lynch
Treasury Bill Index is a broad-based unmanaged index.
* The Class B shares of the Fund began operations on March 5, 2004.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

--------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
--------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------ -------------------------
                                                                                                   CLASS B
------------------------------------------------------------------------------------------ -------------------------
------------------------------------------------------------------------------------------ -------------------------
Management/Administrative Fee                                                                       0.40%
------------------------------------------------------------------------------------------ -------------------------
------------------------------------------------------------------------------------------ -------------------------
12b-1 Service Fee                                                                                   0.00%
------------------------------------------------------------------------------------------ -------------------------
------------------------------------------------------------------------------------------ -------------------------
Other Expenses                                                                                      0.01%
------------------------------------------------------------------------------------------ -------------------------
------------------------------------------------------------------------------------------ -------------------------
Total Fund Annual Operating Expenses                                                                0.41%
------------------------------------------------------------------------------------------ -------------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------------ -------------------------
EXPENSE EXAMPLE                                                                                    CLASS B
------------------------------------------------------------------------------------------ -------------------------
------------------------------------------------------------------------------------------ -------------------------
1 Year                                                                                                  $42
------------------------------------------------------------------------------------------ -------------------------
------------------------------------------------------------------------------------------ -------------------------
3 Years                                                                                                $132
------------------------------------------------------------------------------------------ -------------------------
------------------------------------------------------------------------------------------ -------------------------
5 Years                                                                                                $230
------------------------------------------------------------------------------------------ -------------------------
------------------------------------------------------------------------------------------ -------------------------
10 Years                                                                                               $518
------------------------------------------------------------------------------------------ -------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER. The sub-adviser to the JNL/Select Money Market Fund is Wellington Management Company, LLP ("Wellington Management"). Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2004, Wellington Management had investment management authority with respect to approximately $470 billion in assets.

JNL/SELECT VALUE FUND (formerly JNL/PPM America Value Fund)

INVESTMENT OBJECTIVE. The investment objective of the JNL/Select Value Fund is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to meet its objective by investing under normal circumstances at least 65% of its total assets in common stocks of domestic companies. Although the Fund may invest in companies with a broad range of market capitalizations, the Fund will tend to focus on companies with large market capitalizations (generally above $3 billion). The Fund may invest up to 20% of its total assets in the securities of foreign issuers. Foreign securities include (1) companies organized outside of the United States,
(2) foreign governments and agencies or instrumentalities of foreign governments and (3) issuers whose economic fortunes and risks are primarly linked with markets outside the United States. Using a value approach, the Fund seeks to invest in stocks that are underpriced relative to other stocks. The Fund's investment approach is based on the fundamental analysis of companies with large market capitalizations and estimated below-average valuation ratios. Fundamental analysis may include the assessment of company-specific factors such as its business environment, management quality, financial statements and outlook, dividends and other related measures of value. The typical purchase candidate may be characterized as an overlooked or misunderstood company with sound fundamentals. Holdings are frequently in viable, growing businesses with solid financial strength in industries that are temporarily out of favor and under-researched by institutions, but provide the potential for above-average total returns and sell at below-average estimated price-to-earnings multiples. The sub-adviser relies on stock selection to achieve its results, rather than trying to time market fluctuations. Limited consideration is given to macroeconomic analysis in establishing sector and industry weightings.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose all or a portion of your money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks of U.S. companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o VALUE INVESTING RISK. With a value approach, there is also the risk that stocks may remain undervalued during a given period, or that a stock judged to be undervalued may in fact be appropriately priced. This may happen because value stocks as a category lose favor with investors compared to growth stocks or because the manager failed to anticipate which stocks or industries would benefit from changing market or economic conditions. A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value or the factors that the manager believes will increase the price of the security do not occur.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to broad-based indices since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

As of October 4, 2004, Wellington Management Company, LLP replaced PPM America, Inc. as the sub-adviser to the Fund. Returns shown reflect the results achieved in part by the prior sub-adviser.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31*
34.80%            14.77%
[insert chart]
2003              2004

In the periods shown in the chart, the Fund's highest quarterly return was 19.83% (2nd quarter of 2003) and its lowest quarterly return was 0.32% (3rd quarter of 2004).

* The Fund's returns shown in the bar chart is for the Fund's Class A shares. Class B shares would have substantially similar annual returns, because both Classes of shares represent an investment in the same portfolio of securities, and the annual returns would differ only to the extent that the Classes do not have the same expenses.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
  ------------------------------------------------------------------------------------------- ---------------------
                                                                                                 Life of Fund*
  ------------------------------------------------------------------------------------------- ---------------------
  JNL/Select Value Fund (Class B)                                                                      9.22%
  Russell 1000 Value Index                                                                             8.28%
  S&P 500 Barra Value Index                                                                            9.50%
  ------------------------------------------------------------------------------------------- ---------------------

The Russell 1000 Value Index is a broad-based, unmanaged index. The S&P 500
Barra Value Index is a broad-based, unmanaged index.
* The Class B shares of the Fund began operations on March 5, 2004.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

-----------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
-----------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------ ----------------------
                                                                                                  CLASS B
------------------------------------------------------------------------------------------ ----------------------
------------------------------------------------------------------------------------------ ----------------------
Management/Administrative Fee                                                                      0.65%
------------------------------------------------------------------------------------------ ----------------------
------------------------------------------------------------------------------------------ ----------------------
12b-1 Service Fee                                                                                  0.00%
------------------------------------------------------------------------------------------ ----------------------
------------------------------------------------------------------------------------------ ----------------------
Other Expenses                                                                                     0.01%
------------------------------------------------------------------------------------------ ----------------------
------------------------------------------------------------------------------------------ ----------------------
Total Fund Annual Operating Expenses                                                               0.66%
------------------------------------------------------------------------------------------ ----------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

-------------------------------------------------------------------------------------- ----------------------------
EXPENSE EXAMPLE                                                                                  CLASS B
-------------------------------------------------------------------------------------- ----------------------------
-------------------------------------------------------------------------------------- ----------------------------
1 Year                                                                                               $67
-------------------------------------------------------------------------------------- ----------------------------
-------------------------------------------------------------------------------------- ----------------------------
3 Years                                                                                             $211
-------------------------------------------------------------------------------------- ----------------------------
-------------------------------------------------------------------------------------- ----------------------------
5 Years                                                                                             $368
-------------------------------------------------------------------------------------- ----------------------------
-------------------------------------------------------------------------------------- ----------------------------
10 Years                                                                                            $822
-------------------------------------------------------------------------------------- ----------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The Fund may hold cash or cash equivalents such as high quality money market instruments pending investment and to retain flexibility in meeting redemptions and paying expenses. Certain investments and investment techniques have additional risks, such as the potential use of leverage by the Fund through borrowings, securities lending and other investment techniques.

TEMPORARY DEFENSIVE POSITION. The Fund may adopt a temporary defensive position, such as investing up to all of its assets in cash or cash equivalents, during adverse market, economic or other circumstances that the sub-adviser believes require immediate action to avoid losses. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/Select Value Fund is Wellington Management Company, LLP ("Wellington Management"). Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2004, Wellington Management had investment management authority with respect to approximately $470 billion in assets.

Karen H. Grimes, CFA, has served as portfolio manager for the Fund since October 2004. Ms. Grimes is a Vice President of Wellington Management and has been an investment professional with the firm since 1995.

John R. Ryan, CFA, Senior Vice President and Managing Partner of Wellington Management, has been involved in portfolio management and securities analysis for the Fund since October 2004. Mr. Ryan joined Wellington Management as an investment professional in 1981.

The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed, and ownership of securities in the Fund.

JNL/T. ROWE PRICE ESTABLISHED GROWTH FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/T. Rowe Price Established Growth Fund is long-term growth of capital and increasing dividend income.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing primarily in common stocks. The Fund concentrates its investments in growth companies. The sub-adviser seeks investments in companies that have the ability to pay increasing dividends through strong cash flow. The sub-adviser generally looks for companies with an above-average rate of earnings growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. The sub-adviser believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price. While the Fund invests principally in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures and options, in keeping with Fund objectives. The Fund may invest up to 30% of its total assets (excluding reserves) in foreign securities.

In pursuing its investment objective, the Fund's sub-adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Fund's sub-adviser believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests primarily in equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o DERIVATIVES RISK. Investing in derivative instruments, such as options, futures contracts, hybrids, forward currency contracts, indexed securities and asset-backed securities, involves special risks. In order to realize the desired result from the investment, the Fund's sub-adviser must correctly predict price movements, during the life of a derivative, or of the underlying asset. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, effective May 2, 2005, the Fund was combined with JNL/Alliance Capital Growth Fund, with the Fund as the surviving Fund. The performance shown is the Fund's historic performance and does not reflect the performance of the JNL/Alliance Capital Growth Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31*
22.59%        29.47%  27.78% 21.77%   -0.34%   -10.23%  -23.33% 3.054%   9.89%
[insert chart]
1996          1997    1998   1999     2000     2001     2002    2003     2004

In the periods shown in the chart, the Fund's highest quarterly return was 23.36% (4th quarter of 1998) and its lowest quarterly return was -15.30% (3rd quarter of 2002).

* The Fund's returns shown in the bar chart is for the Fund's Class A shares. Class B shares would have substantially similar annual returns, because both Classes of shares represent an investment in the same portfolio of securities, and the annual returns would differ only to the extent that the Classes do not have the same expenses.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
----------------------------------------------------------------------------------------------- -------------------
                                                                                                  Life of Fund*
----------------------------------------------------------------------------------------------- -------------------
JNL/T. Rowe Price Established Growth Fund (Class B)                                                    5.81%
S&P 500 Index                                                                                          6.24%
----------------------------------------------------------------------------------------------- -------------------

The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.
* The Class B shares of the Fund began operations on March 5, 2004.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------- -----------------------
                                                                                                     CLASS B
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Management/Administrative Fee*                                                                        0.70%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
12b-1 Service Fee                                                                                     0.00%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Other Expenses                                                                                        0.01%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Total Fund Annual Operating Expenses                                                                  0.71%
--------------------------------------------------------------------------------------------- -----------------------

* A reduction in the advisory fee took place on January 1, 2005. These estimates are based on the Fund's actual operating expenses for its most recently completed fiscal year, as adjusted for contractual changes.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

--------------------------------------------------------------------------------------- ------------------------
EXPENSE EXAMPLE                                                                                 CLASS B
--------------------------------------------------------------------------------------- ------------------------
--------------------------------------------------------------------------------------- ------------------------
1 Year                                                                                            $73
--------------------------------------------------------------------------------------- ------------------------
--------------------------------------------------------------------------------------- ------------------------
3 Years                                                                                          $227
--------------------------------------------------------------------------------------- ------------------------
--------------------------------------------------------------------------------------- ------------------------
5 Years                                                                                          $395
--------------------------------------------------------------------------------------- ------------------------
--------------------------------------------------------------------------------------- ------------------------
10 Years                                                                                         $883
--------------------------------------------------------------------------------------- ------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The JNL/T. Rowe Price Established Growth Fund invests most of its assets in common stocks of U.S. companies. However, the Fund may invest in other securities, including foreign securities, convertible securities, warrants, preferred stocks and corporate and government debt obligations, in keeping with Fund objectives.

The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

A Fund's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/T. Rowe Price Established Growth Fund is T. Rowe Price Associates, Inc. (T. Rowe), located at 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe was founded in 1937. T. Rowe and its affiliates provide investment advisory services to individual and institutional investor accounts. T. Rowe is a wholly owned subsidiary of T. Rowe Price Group, Inc., a publicly traded company the principal business of which is investment management services.

The Fund has an Investment Advisory Committee. Robert W. Smith, as Committee Chairman, is responsible for the day-to-day management of the Fund and works with the Committee in developing and executing the Fund's investment program. He is a Vice President of T. Rowe Price Group, Inc., T. Rowe Price Associates, Inc., and T. Rowe Price International, Inc. He is also a Portfolio Manager in the Equity Division. Bob serves as President and Investment Advisory Committee Chairman of the Growth Stock Fund. Bob is also a Vice President and Investment Advisory Committee member of the Blue Chip Growth Fund, Global Stock Fund, Emerging Europe & Mediterranean Fund, Emerging Markets Stock Fund, European Stock Fund, International Discovery Fund, International Growth & Income Fund, Media & Telecommunications Fund, and New America Growth Fund. Bob joined the firm in 1992 as a Research Analyst and previously served for five years as an Investment Analyst for Massachusetts Financial Services. Bob earned a B.S. in Finance and Economics from the University of Delaware and an M.B.A. from the Darden Graduate School of Business, University of Virginia.

The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of securities in the Fund.

JNL/T. ROWE PRICE MID-CAP GROWTH FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/T. Rowe Price Mid-Cap Growth Fund is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes), under normal circumstances, in a broadly diversified portfolio of common stocks of medium-sized (mid-capitalization) companies whose earnings the sub-adviser expects to grow at a faster rate than the average company. The sub-adviser defines mid-capitalization companies as those whose market capitalization, at the time of acquisition by the Fund, falls within the capitalization range of companies in the S&P MidCap 400 Index or the Russell Midcap(R) Growth Index - as of December 31, 2004, generally between $344.4 million and $34.5 billion. The market cap at companies in the Fund's portfolio and the S&P MidCap 400 and the Russell Midcap(R) Growth indices changes over time. However, the Fund will not automatically sell or cease to purchase stock of a company it already owns just because the company's market capitalization grows or falls outside this range. In addition, the Fund on occasion will purchase stock of some larger and smaller companies that have qualities consistent with the portfolio's core characteristics but whose market capitalization is outside the capitalization range of mid-cap companies.

Stock selection is based on a combination of fundamental bottom-up analysis and top-down quantitative strategies in an effort to identify companies with superior long-term appreciation prospects. Proprietary quantitative models are used to identify, measure and evaluate the characteristics of companies in the mid-cap growth sector that can influence stock returns. In addition, a portion of the portfolio will be invested using T. Rowe Price's fundamental research. The Portfolio will be broadly diversified, and this helps to mitigate the downside risk attributable to any single poorly-performing security.

As sub-adviser to the Fund, T. Rowe Price generally selects stocks using a growth approach and looks for companies that have:

     >> A demonstrated ability to consistently increase revenues, earnings and cash flow;

     >>   Capable management;

     >> Attractive business niches and operate in industries experiencing increasing demand;

     >>   A sustainable competitive advantage;

     >>   Proven products or services; or

     >>   Stock prices that appear to undervalue their growth prospects.

In pursuing its investment objective, the Fund's sub-adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Fund's sub-adviser believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o GROWTH INVESTING RISK. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

     o MID-CAP INVESTING RISK. Stocks of mid-capitalization companies entail greater risk and are usually more volatile than shares of larger companies. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31*
23.47%     18.21%  21.49%  24.01%   7.16%   -1.49%   -21.93%  38.60%   18.03%
[insert chart]
1996       1997    1998    1999     2000    2001     2002     2003     2004

In the periods shown in the chart, the Fund's highest quarterly return was 27.05% (4th quarter of 1998) and its lowest quarterly return was -19.54% (3rd quarter of 2002).

* The Fund's returns shown in the bar chart is for the Fund's Class A shares. Class B shares would have substantially similar annual returns, because both Classes of shares represent an investment in the same portfolio of securities, and the annual returns would differ only to the extent that the Classes do not have the same expenses.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
------------------------------------------------------------------------------------------------ -----------------
                                                                                                  Life of Fund*
------------------------------------------------------------------------------------------------ -----------------
JNL/T. Rowe Price Mid-Cap Growth Fund (Class B)                                                      12.32%
S&P MidCap 400 Index                                                                                  8.72%
Russell MidCap(R) Index                                                                              10.72%
------------------------------------------------------------------------------------------------ -----------------

The S&P MidCap 400 Index and the Russell MidCap(R) Index are are broad-based, unmanaged indices.
* The Class B shares of the Fund began operations on March 5, 2004.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------- ----------------------
                                                                                                      CLASS B
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Management/Administrative Fee                                                                          0.81%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
12b-1 Service Fee                                                                                      0.00%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Other Expenses                                                                                         0.01%
---------------------------------------------------------------------------------------------- ----------------------
---------------------------------------------------------------------------------------------- ----------------------
Total Fund Annual Operating Expenses                                                                   0.82%
---------------------------------------------------------------------------------------------- ----------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------ ---------------------------
EXPENSE EXAMPLE                                                                               CLASS B
------------------------------------------------------------------------------------ ---------------------------
------------------------------------------------------------------------------------ ---------------------------
1 Year                                                                                            $84
------------------------------------------------------------------------------------ ---------------------------
------------------------------------------------------------------------------------ ---------------------------
3 Years                                                                                          $262
------------------------------------------------------------------------------------ ---------------------------
------------------------------------------------------------------------------------ ---------------------------
5 Years                                                                                          $455
------------------------------------------------------------------------------------ ---------------------------
------------------------------------------------------------------------------------ ---------------------------
10 Years                                                                                       $1,014
------------------------------------------------------------------------------------ ---------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The Fund may also invest in securities other than U.S. common stocks, including foreign securities, futures and options, convertible securities, and warrants, in keeping with Fund objectives.

The Fund may invest up to 25% of its assets (excluding reserves) in foreign securities. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

DERIVATIVES. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and hybrids, involves special risks. The Fund may use derivative instruments for hedging purposes and to maintain market exposure. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in securities prices. If the Fund uses futures and options, it is exposed to additional volatility and potential losses. In order to realize the desired result from the investment, the Fund's sub-adviser must correctly predict price movements, during the life of a derivative, or of the underlying asset. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

A Fund's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/T. Rowe Price Mid-Cap Growth Fund is T. Rowe Price Associates, Inc. (T. Rowe), located at 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe was founded in 1937. T. Rowe and its affiliates provide investment advisory services to individual and institutional investor accounts. T. Rowe is a wholly owned subsidiary of T. Rowe Price Group, Inc., a publicly traded company the principal business of which is investment management services.

The Fund has an Investment Advisory Committee co-chaired by Brian W.H. Berghuis and Donald J. Peters. Brian W.H. Berghuis, CFA, is Co-Chairman of the Investment Advisory Committee for the JNL/T. Rowe Price Mid-Cap Growth Fund. He is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc., and a Portfolio Manager in the Equity Division. He is President of the Mid-Cap Growth Fund and Chairman of the fund's Investment Advisory Committee. Brian is also a Vice President and Investment Advisory Committee member of the New Horizons Fund and New America Growth Fund. He joined the firm in 1985. Brian earned an A.B. from Princeton University and an M.B.A. from Harvard Business School. He is a past President of the Baltimore Security Analysts Society. Brian has also earned the Chartered Financial Analyst accreditation.

Don Peters is Co-Chairman of the Investment Advisory Committee for the JNL/T. Rowe Price Mid-Cap Growth Fund. He is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc., and a Portfolio Manager in the Equity Division. He is a portfolio manager for major institutional relationships and the Diversified Mid-Cap Growth Fund, Tax-Efficient Growth Fund, Tax-Efficient Multi-Cap Growth Fund and the equity portion of the Tax-Efficient Balanced Fund. Prior to joining the firm in 1993, he was a Portfolio Manager for Geewax, Terker and Company. Don is a former naval officer and was interviewed and selected by Admiral Hyman G. Rickover to work on his headquarters staff for the Navy's nuclear propulsion program. He earned a B.A., summa cum laude, in Economics from Tulane University and an M.B.A. in Finance from the Wharton School, University of Pennsylvania.

The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of securities in the Fund.

JNL/T. ROWE PRICE VALUE FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/T. Rowe Price Value Fund is to provide long-term capital appreciation by investing in common stocks believed to be undervalued. Income is a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES. In taking a value approach to investment selection, at least 65% of total assets will be invested in common stocks the Fund's sub-adviser regards as undervalued. Stock holdings are expected to consist primarily of large-company issues, but may also include mid-cap and small-cap companies. The sub-adviser's research team seeks to identify companies that appear to be undervalued by various measures and may be temporarily out of favor, but have good prospects for capital appreciation. In selecting investments, the sub-adviser generally looks for the following:

     o low price/earnings, price/book value, or price/cash flow ratios relative to the S&P 500 Index, the company's peers, or its own historic norm;

     o    low stock price relative to a company's underlying asset values;

     o    a plan to improve the business through restructuring; and

     o    a sound balance sheet and other positive financial characteristics.

The Fund may invest up to 25% of its total assets (excluding reserves) in foreign securities.

In pursuing its investment objective, the Fund's sub-adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Fund's sub-adviser believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall. Investing in small- and medium-company stocks generally involves greater risks, and they are typically more volatile than larger, more established ones.

     o VALUE INVESTING RISK. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. The Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other types of stock funds. A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value or the factors that the manager believes will increase the price of the security do not occur.

     o SMALL CAP INVESTING RISK. The prices of equity securities of smaller companies may fluctuate more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for the portfolio to sell securities at a desirable price. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

     o FOREIGN INVESTING RISK. The Fund may invest up to 25% of its total assets (excluding reserves) in foreign securities. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o MID-CAP INVESTING RISK. Stocks of mid-capitalization companies entail greater risk and are usually more volatile than shares of larger companies. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31*
0.78%             -16.84%           29.97%           15.12%
[insert chart]
2001              2002              2003             2004

In the periods shown in the chart, the Fund's highest quarterly return was 17.89% (2nd quarter of 2003) and its lowest quarterly return was -18.88% (3rd quarter of 2002).

* The Fund's returns shown in the bar chart is for the Fund's Class A shares. Class B shares would have substantially similar annual returns, because both Classes of shares represent an investment in the same portfolio of securities, and the annual returns would differ only to the extent that the Classes do not have the same expenses.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
---------------------------------------------------------------------------------------------- --------------------
                                                                                                  Life of Fund*
---------------------------------------------------------------------------------------------- --------------------
JNL/T. Rowe Price Value Fund (Class B)                                                                  9.87%
Russell 1000 Value Index                                                                                8.28%
---------------------------------------------------------------------------------------------- --------------------

The Russell 1000 Value Index is a broad-based, unmanaged index.
* The Class B shares of the Fund began operations on March 5, 2004.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------ --------------------
                                                                                                       CLASS B
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Management/Administrative Fee*                                                                           0.77%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
12b-1 Service Fee                                                                                        0.00%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Other Expenses                                                                                           0.01%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Total Fund Annual Operating Expenses                                                                     0.78%
------------------------------------------------------------------------------------------------ --------------------

* A reduction in the advisory fee took place on January 1, 2005. These estimates are based on the Fund's actual operating expenses for its most recently completed fiscal year, as adjusted for contractual changes.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

-------------------------------------------------------------------------------------- ------------------------
EXPENSE EXAMPLE                                                                                CLASS B
-------------------------------------------------------------------------------------- ------------------------
-------------------------------------------------------------------------------------- ------------------------
1 Year                                                                                           $80
-------------------------------------------------------------------------------------- ------------------------
-------------------------------------------------------------------------------------- ------------------------
3 Years                                                                                         $249
-------------------------------------------------------------------------------------- ------------------------
-------------------------------------------------------------------------------------- ------------------------
5 Years                                                                                         $433
-------------------------------------------------------------------------------------- ------------------------
-------------------------------------------------------------------------------------- ------------------------
10 Years                                                                                        $966
-------------------------------------------------------------------------------------- ------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. OTHER INVESTMENTS. Although the Fund will invest primarily in common stocks, the Fund may invest in any type of security or instrument (including certain potentially high-risk derivatives) whose investment characteristics are consistent with the Fund's investment program. These may include:

     o    futures and options

     o    preferred stocks

     o    convertible securities and warrants

     o    fixed  income   securities,   including  lower  quality   (high-yield,
          high-risk bonds) commonly referred to as "junk bonds" (up to 10% of total assets)

     o hybrid instruments (up to 10% of total assets) which combine the characteristics of securities, futures and options

     o    private placements.

DERIVATIVES. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and hybrids, involves special risks. The Fund may use derivative instruments for hedging purposes and to maintain market exposure. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in securities prices. If the Fund uses futures and options, it is exposed to additional volatility and potential losses. In order to realize the desired result from the investment, the Fund's sub-adviser must correctly predict price movements, during the life of a derivative, or of the underlying asset. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

A Fund's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/T. Rowe Price Value Fund is T. Rowe Price Associates, Inc. (T. Rowe), located at 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe was founded in 1937. T. Rowe and its affiliates provide investment advisory services to individual and institutional investor accounts. T. Rowe is a wholly owned subsidiary of T. Rowe Price Group, Inc., a publicly traded company the principal business of which is investment management services.

The Fund has an Investment Advisory Committee. John Linehan, CFA, is Chairman of the Investment Advisory Committee for the JNL/T. Rowe Price Value Fund. He is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc. He is also a Portfolio Manager in the Equity Division. John is President of the Value Fund and Chairman of the fund's Investment Advisory Committee. He also co-manages several of the firm's separate account portfolios as a member of the Large-Cap Strategy Team and is the Lead Portfolio Manager for the SICAV U.S. Large-Cap Value Equity Fund. In addition, John is also a Vice President and member of the Investment Advisory Committee of the Equity Income Fund and the New Era Fund and a Vice President of the Capital Appreciation Fund. John joined the firm in 1998 and has nine years of previous investment experience at Bankers Trust and E.T. Petroleum. He earned a B.A. from Amherst College and an M.B.A. from Stanford University where he was the Henry Ford II Scholar, an Arjay Miller Scholar, and the winner of the Alexander A. Robichek Award in Finance. He has also earned the Chartered Financial Analyst accreditation.

The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed, and ownership of securities in the Fund.

MORE ABOUT THE INVESTMENT OBJECTIVES AND RISKS OF ALL FUNDS

The investment objectives of the respective Funds are not fundamental and may be changed by the Trustees without shareholder approval.

Certain Funds state in the description of their investment strategies that they may invest in futures contracts in certain circumstances. The Fund's use of commodity futures and commodity options trading should not be viewed as providing a vehicle for shareholder participation in a commodity pool. Rather, a Fund will employ such techniques only for: (1) hedging purposes; or (2) otherwise, to the extent that (i) aggregate initial margin and required premiums do not exceed 5 percent of the Fund's net assets; or (ii) the "notional" amount of such contracts does not exceed the net assets of the Fund. Jackson National Asset Management, LLCSM and the sub-advisers have claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, they are not subject to registration or regulation as pool operators under that Act.

                             MANAGEMENT OF THE TRUST

INVESTMENT ADVISER

Under Massachusetts law and the Trust's Declaration of Trust and By-Laws, the management of the business and affairs of the Trust is the responsibility of the Trustees.

Jackson National Asset Management, LLCSM (JNAM L.L.C.(R) or the Adviser), 1 Corporate Way, Lansing, Michigan 48951, is the investment adviser to the Trust and provides the Trust with professional investment supervision and management. The Adviser is a wholly owned subsidiary of Jackson National Life Insurance Company (JNL), which is in turn wholly owned by Prudential plc, a publicly traded life insurance company in the United Kingdom. The Adviser is the successor to Jackson National Financial Services, LLC which served as investment adviser to the Trust from July 1, 1998 until January 31, 2001. Jackson National Financial Services, Inc. served as investment adviser from the inception of the Trust until July 1, 1998.

MANAGEMENT FEE

As compensation for its services, the Adviser receives a fee from the Trust computed separately for each Fund, accrued daily and payable monthly. The fee the Adviser receives from each Fund is set forth below as an annual percentage of the net assets of the Fund. Each JNL/S&P Fund will indirectly bear its pro rata share of fees of the Underlying Funds in addition to the fees shown for that Fund.

............................................... ................................... .................................
                                                                                         Advisory Fee (Annual Rate
                                                                                              Based on Average Net
FUND                                           ASSETS                                         Assets of each FUND)
----                                           ------                                                       ------
............................................... ................................... .................................
............................................... ................................... .................................
JNL/AIM Large Cap Growth Fund                  $0 to $50 million                                               .75%
                                               $50 to $300 million                                             .70%
                                               Over $300 million                                               .65%

............................................... ................................... .................................
............................................... ................................... .................................
JNL/AIM Real Estate Fund                       $0 to $50 million                                               .75%
                                               Over $50 million                                                .70%

............................................... ................................... .................................
............................................... ................................... .................................
JNL/AIM Small Cap Growth Fund                  $0 to $300 million                                              .85%
                                               Over $300 million                                               .80%

............................................... ................................... .................................
............................................... ................................... .................................
JNL/Alger Growth Fund                          $0 to $300 million                                              .70%
                                               $300 million to $500 million                                    .65%
                                               Over $500 million                                               .60%

............................................... ................................... .................................
............................................... ................................... .................................
JNL/Eagle Core Equity Fund                     $0 to $50 million                                               .70%
                                               $50 million to $300 million                                     .65%
                                               Over $300 million                                               .55%

............................................... ................................... .................................
............................................... ................................... .................................
JNL/Eagle SmallCap Equity Fund                 $0 to $150 million                                              .75%
                                               $150 million to $500 million                                    .70%
                                               Over $500 million                                               .65%

............................................... ................................... .................................
............................................... ................................... .................................
JNL/FMR Balanced Fund                          $0 to $500 million                                              .70%
                                               $500 million to $750 million                                    .65%
                                               Over $750 million                                               .60%

............................................... ................................... .................................
............................................... ................................... .................................
JNL/FMR Capital Growth Fund                    $0 to $250 million                                              .70%
                                               $250 million to $750 million                                    .65%
                                               $750 million to $1.5 billion                                    .60%
                                               Over $1.5 billion                                               .55%

............................................... ................................... .................................
............................................... ................................... .................................
JNL/Franklin Templeton Small Cap Value Fund    $0 to $200 million                                              .85%
                                               $200 million to $500 million                                    .77%
                                               Over $500 million                                               .75%

............................................... ................................... .................................
............................................... ................................... .................................
JNL/Goldman Sachs Mid Cap Value Fund           $0 to $100 million                                              .75%
                                               Over $100 million                                               .70%

............................................... ................................... .................................
............................................... ................................... .................................
JNL/JPMorgan International Equity Fund         $0 to $50 million                                               .75%
                                               $50 million to $200 million                                     .70%
                                               $200 million to $500 million                                    .65%
                                               Over $500 million                                               .60%

............................................... ................................... .................................
............................................... ................................... .................................
JNL/JPMorgan International Value Fund          $0 to $50 million                                               .75%
                                               $50 million to $200 million                                     .70%
                                               $200 million to $500 million                                    .65%
                                               Over $500 million                                               .60%

............................................... ................................... .................................
............................................... ................................... .................................
JNL/Lazard Mid Cap Value Fund                  $0 to $100 million                                              .75%
                                               $100 million to $250 million                                    .70%
                                               Over $250 million                                               .65%

............................................... ................................... .................................
............................................... ................................... .................................
JNL/Lazard Small Cap Value Fund                $0 to $500 million                                              .75%
                                               Over $500 million                                               .70%

............................................... ................................... .................................
............................................... ................................... .................................
JNL/Mellon Capital Management S&P 500 Index    $0 to $500 million                                              .29%
Fund                                           Over $500 million                                               .24%

............................................... ................................... .................................
............................................... ................................... .................................
JNL/Mellon Capital Management S&P 400 MidCap   $0 to $500 million                                              .29%
Index Fund                                     Over $500 million                                               .24%

............................................... ................................... .................................
............................................... ................................... .................................
JNL/Mellon Capital Management Small Cap        $0 to $500 million                                              .29%
Index Fund                                     Over $500 million                                               .24%

............................................... ................................... .................................
............................................... ................................... .................................
JNL/Mellon Capital Management International    $0 to $500 million                                              .30%
Index Fund                                     Over $500 million                                               .25%

............................................... ................................... .................................
............................................... ................................... .................................
JNL/Mellon Capital Management Bond Index Fund  $0 to $500 million                                              .30%
                                               Over $500 million                                               .25%

............................................... ................................... .................................
............................................... ................................... .................................
JNL/Mellon Capital Management Enhanced S&P     $0 to $50 million                                               .50%
500 Stock Index Fund                           Over $50 million                                                .45%

............................................... ................................... .................................
............................................... ................................... .................................
JNL/Oppenheimer Global Growth Fund             $0 to $300 million                                              .70%
                                               Over $300 million                                               .60%

............................................... ................................... .................................
............................................... ................................... .................................
JNL/Oppenheimer Growth Fund                    $0 to $300 million                                              .70%
                                               Over $300 million                                               .60%

............................................... ................................... .................................
............................................... ................................... .................................
JNL/PIMCO Total Return Bond Fund               All assets                                                      .50%

............................................... ................................... .................................
............................................... ................................... .................................
JNL/Putnam Equity Fund                         $0 to $150 million                                             .675%
                                               $150 million to $300 million                                    .60%
                                               Over $300 million                                              .575%

............................................... ................................... .................................
............................................... ................................... .................................
JNL/Putnam Midcap Growth Fund                  $0 to $300 million                                              .75%
                                               Over $300 million                                               .70%

............................................... ................................... .................................
............................................... ................................... .................................
JNL/Putnam Value Equity Fund                   $0 to $150 million                                             .675%
                                               $150 million to $300 million                                    .60%
                                               Over $300 million                                              .575%

............................................... ................................... .................................
............................................... ................................... .................................
JNL/Salomon Brothers High Yield Bond Fund      $0 to $50 million                                               .55%
                                               $50 million to $150 million                                     .50%
                                               $150 million to $300 million                                   .475%
                                               $300 million to $500 million                                    .45%
                                               Over $500 million                                              .425%

............................................... ................................... .................................
............................................... ................................... .................................
JNL/Salomon Brothers Strategic Bond Fund       $0 to $150 million                                              .65%
                                               $150 million to $500 million                                    .60%
                                               Over $500 million                                               .55%

............................................... ................................... .................................
............................................... ................................... .................................
JNL/Salomon Brothers U.S. Government &         $0 to $150 million                                              .50%
Quality Bond Fund                              $150 million to $300 million                                    .45%
                                               $300 million to $500 million                                    .40%
                                               Over $500 million                                               .35%

............................................... ................................... .................................
............................................... ................................... .................................
JNL/Select Balanced Fund                       $0 to $50 million                                               .55%
                                               $50 million to $150 million                                     .50%
                                               $150 million to $300 million                                   .475%
                                               $300 million to $500 million                                    .45%
                                               Over $500 million                                              .425%

............................................... ................................... .................................
............................................... ................................... .................................
JNL/Select Global Growth Fund                  $0 to $150 million                                              .75%
                                               $150 million to $500 million                                    .70%
                                               $500 million to $750 million                                    .65%
                                               Over $750 million                                               .60%

............................................... ................................... .................................
............................................... ................................... .................................
JNL/Select Large Cap Growth Fund               $0 to $150 million                                              .70%
                                               $150 million to $500 million                                    .65%
                                               $500 million to $750 million                                    .60%
                                               Over $750 million                                               .55%

............................................... ................................... .................................
............................................... ................................... .................................
JNL/Select Money Market Fund                   $0 to $500 million                                              .30%
                                               Over $500 million                                               .25%

............................................... ................................... .................................
............................................... ................................... .................................
JNL/Select Value Fund                          $0 to $300 million                                              .55%
                                               $300 million to $500 million                                    .50%
                                               Over $500 million                                               .45%

............................................... ................................... .................................
............................................... ................................... .................................
JNL/T. Rowe Price Established Growth Fund      $0 to $150 million                                              .65%
                                               $150 to $500 million                                            .60%
                                               Over $500 million                                               .55%

............................................... ................................... .................................
............................................... ................................... .................................
JNL/T. Rowe Price Mid-Cap Growth Fund          $0 to $150 million                                              .75%
                                               Over $150 million                                               .70%

............................................... ................................... .................................
............................................... ................................... .................................
JNL/T. Rowe Price Value Fund                   $0 to $150 million                                              .70%
                                               $150 to $500 million                                            .65%
                                               Over $500 million                                               .60%

............................................... ................................... .................................

SUB-ADVISORY ARRANGEMENTS

The Adviser selects, contracts with and compensates sub-advisers to manage the investment and reinvestment of the assets of the Funds of the Trust. The Adviser monitors the compliance of such sub-advisers with the investment objectives and related policies of each Fund and reviews the performance of such sub-advisers and reports periodically on such performance to the Trustees of the Trust.

Under the terms of each of the Sub-Advisory Agreements with the Adviser, the sub-adviser manages the investment and reinvestment of the assets of the assigned Fund, subject to the supervision of the Trustees of the Trust. The sub-adviser formulates a continuous investment program for each such Fund consistent with its investment objectives and policies outlined in this Prospectus. Each sub-adviser, except SPIAS, implements such programs by purchases and sales of securities. Because the investments of the Funds for which SPIAS is sub-adviser consist exclusively of shares of other Funds of the Trust, SPIAS relays its program recommendations to the Adviser for implementation. Each sub-adviser regularly reports to the Adviser and the Trustees of the Trust with respect to the implementation of such programs.

As compensation for its services, each sub-adviser receives a fee from the Adviser computed separately for the applicable Fund, stated as an annual percentage of the net assets of such Fund. The SAI contains a schedule of the management fees the Adviser currently is obligated to pay the sub-advisers out of the advisory fee it receives from the Fund.

The Adviser and the Trust, together with other investment companies of which the Adviser is investment adviser, has been granted an exemption from the Securities and Exchange Commission that allows the Adviser to hire, replace or terminate sub-advisers with the approval of the Board of Trustees, but without the approval of shareholders. The order allows the Adviser to revise a sub-advisory agreement with the approval of the Board of Trustees, but without shareholder approval. Under the terms of the exemption, if a new sub-adviser is hired by the Adviser, shareholders in the affected Fund will receive information about the new sub-adviser within 90 days of the change. The order allows the Funds to operate more efficiently and with greater flexibility. The Adviser provides the following oversight and evaluation services to the Funds, including, but not limited to:

     o performing initial due diligence on prospective sub-advisers for the Funds;

     o    monitoring the performance of sub-advisers;

     o    communicating performance expectations to the sub-advisers; and

     o    ultimately   recommending   to  the  Board  of   Trustees   whether  a
          sub-adviser's contract should be renewed, modified or terminated.

The Adviser does not expect to recommend frequent changes of sub-advisers. Although the Adviser will monitor the performance of the sub-advisers, there is no certainty that any sub-adviser or Funds will obtain favorable results at any given time. At a shareholder meeting of the Trust held on October 26, 2000, the shareholders of all Funds approved this multi-manager structure.

                               ADMINISTRATIVE FEE

In addition to the investment advisory fee, each Fund, except the JNL/JPMorgan International Value Fund, the JNL/Select Global Growth Fund, the JNL/Oppenheimer Global Growth Fund, the JNL/Mellon Capital Management International Index Fund, the JNL/JPMorgan International Equity Fund and the JNL/S&P Funds, pays to JNAM L.L.C. (the Administrator) an Administrative Fee of .10% of the average daily net assets of the Fund. The JNL/JPMorgan International Value Fund, the JNL/Select Global Growth Fund, the JNL/Oppenheimer Global Growth Fund, the JNL/Mellon Capital Management International Index Fund and the JNL/JPMorgan International Equity Fund pay an Administrative Fee of .15%. In return for the Administrative Fee, the Administrator provides or procures all necessary administrative functions and services for the operation of the Funds. In addition, the Administrator, at its own expense, arranges for legal, audit, fund accounting, custody, printing and mailing, and all other services necessary for the operation of each Fund. Each Fund is responsible for trading expenses including brokerage commissions, interest and taxes, other non-operating expenses, licensing costs, a portion of the Chief Compliance Officer costs, directors and officers insurance, the fees and expenses of the disinterested Trustees and of independent legal counsel to the disinterested Trustees (categorized as "Other Expenses" in the fee tables).

                                CLASSES OF SHARES

Effective December 15, 2003, the Trust adopted a multi-class plan pursuant to Rule 18f-3 under the 1940 Act. Under the multi-class plan, each Fund has two classes of shares (Class A and Class B), except (i) the JNL/Select Money Market Fund has three classes of shares (Class A, Class B and Class C) and (ii) the JNL/S&P Funds have one class of shares. The outstanding shares of all Funds (except JNL/S&P Funds) as of that date have been redesignated Class A shares.

This prospectus offers one class of shares. Under the multi-class structure, the Class A shares and Class B shares of each Fund, and the Class A, Class B and Class C shares of the JNL/Select Money Market Fund, represent interests in the same portfolio of securities, and will be substantially the same except for "class expenses." The expenses of each Fund will be borne by each Class of shares based on the net assets of the Fund attributable to each Class, except that class expenses will be allocated to each Class. "Class expenses" will include any distribution or administrative or service expense allocable to the appropriate Class, pursuant to the Brokerage Enhancement Plan described below, and any other expense that JNAMSM determines, subject to ratification or approval by the Board, to be properly allocable to that Class, including: (i) printing and postage expenses related to preparing and distributing to the shareholders of a particular Class (or contract owners of variable contracts funded by shares of such Class) materials such as prospectuses, shareholder reports and (ii) professional fees relating solely to one Class.

                                DISTRIBUTION PLAN

All Funds of the Trust except the JNL/Select Money Market Fund and each of the JNL/S&P Funds, have adopted, in accord with the provisions of Rule 12b-1 under the Investment Company Act of 1940, a Distribution Plan (the "Plan").

On September 25, 2003, the Board of Trustees of the Trust, including all of the disinterested Trustees (within the meaning of the Investment Company Act of 1940, as amended), approved the Amended Plan pursuant to Rule 12b-1 with respect to the Class A shares and the Class B shares of each Fund. Also at that meeting, the Board, including all of the Independent Trustees, approved an amendment to the Trust's existing Distribution Agreement with Jackson National Life Distributors, Inc. ("JNLD"), dated December 12, 2002. The Amendment to the Distribution Agreement reflected the provisions of the Amended Plan establishing new Classes of shares and authorizing the Rule 12b-1 fee with respect to Class A shares. Each of the affected Funds approved the Amended Plan and the amendment to the Distribution Agreement at a shareholders meeting held on December 1, 2003.

On November 23, 2004, the Board of Trustees of the Trust approved an amendment to the Amended Plan and also approved an amendment to the Trust's existing Distribution Agreement, terminating the provisions of the Amended Plan and the Distribution Agreement permitting the use of brokerage commissions to promote the sale and distribution of Trust shares through the sale of variable insurance products funded by the Trust. The amendments approved on November 23, 2004 did not require a shareholder vote. As a result of these changes, effective December 13, 2004, Class B shares will no longer be subject to Rule 12b-1 expenses.

JNLD, as principal underwriter, to the extent consistent with existing law, and the Amended Plan, may use the Rule 12b-1 fee to reimburse itself or compensate broker-dealers, administrators or others for providing distribution, administrative, or other services with respect to Class A shares. This description of the Amended Plan and the Amendment to the Distribution Agreement is qualified in its entirety by reference to the Amended Plan, the current Distribution Agreement, and the Amendment to the Distribution Agreement.

For more information about the Plan, including the November 23, 2004 amendment, please read the "Distribution Plan" section of the SAI.

                                 THE DISTRIBUTOR

The Distributor also has the following relationships with the sub-advisers and their affiliates. The Distributor receives payments from certain of the sub-advisers to assist in defraying the costs of certain promotional and marketing meetings in which they participate. The amounts paid depend on the nature of the meetings, the number of meetings attended, the costs expected to be incurred, and the level of the sub-adviser's participation. A brokerage affiliate of the Distributor participates in the sales of shares of retail mutual funds advised by certain of the sub-advisers and receives selling and other compensation from them in connection with those activities, as described in the prospectus or statement of additional information for those funds. In addition, the Distributor acts as distributor of variable annuity contracts and variable life insurance policies (the "Contracts") issued by Jackson National Life Insurance Company and its subsidiary Jackson National Life Insurance Company of New York. Raymond James Financial Services, a brokerage affiliate of the sub-adviser to the JNL/Eagle Funds, participates in the sale of Contracts and is compensated by JNLD for its activities. The compensation consists of commissions, trail commissions, and other compensation or promotional incentives as described in the prospectus or statement of additional information for the Contracts.

                           INVESTMENT IN TRUST SHARES

Shares of the Trust are currently sold to separate accounts (Accounts) of Jackson National Life Insurance Company, 1 Corporate Way, Lansing, Michigan 48951, and Jackson National Life Insurance Company of New York, 2900 Westchester Avenue, Purchase, New York 10577, to fund the benefits under certain variable contracts (Contracts), to qualified retirement plans and other regulated investment companies. The Accounts purchases the shares of the sub-accounts that investin the Funds at their net asset value. There is no sales charge.

Shares of the Funds are not available to the general public directly. Some of the Funds are managed by sub-advisers who manage publicly available mutual funds having similar names and investment objectives. While some of the Funds may be similar to, and may in fact be modeled after publicly available mutual funds, Contract purchasers should understand that the Funds are not otherwise directly related to any publicly available mutual fund. Consequently, the investment performance of publicly available mutual funds and any corresponding Fund may differ substantially.

The net asset value per share of each Fund is determined by the Administrator at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) each day that the New York Stock Exchange is open. The net asset value per share is calculated by adding the value of all securities and other assets of a Fund, deducting its liabilities, and dividing by the number of shares outstanding. Generally, the value of exchange-listed or -traded securities is based on their respective market prices, bonds are valued based on prices provided by an independent pricing service and short-term debt securities are valued at amortized cost, which approximates market value.

The Board of Trustees has adopted procedures pursuant to which the Administrator may determine, subject to Board verification, the "fair value" of a security for which a current market price is not available. Under these procedures, in general the "fair value" of a security shall be the amount, determined by the Administrator in good faith, that the owner of such security might reasonably expect to receive upon its current sale.

A Fund may invest in securities primarily listed on foreign exchanges and that trade on days when the Fund does not price its shares. As a result, a Fund's net asset value may change on days when shareholders are not able to purchase or redeem the Fund's shares.

Because the calculation of a Fund's net asset value does not take place contemporaneously with the determination of the closing prices of the majority of foreign portfolio securities used in the calculation, there exists a risk that the value of foreign portfolio securities will change after the close of the exchange on which they are traded, but before calculation of the Fund's net asset value ("time-zone arbitrage"). Accordingly, the Trust's procedures for pricing of portfolio securities also authorize the Administrator, subject to verification by the Trustees, to determine the "fair value" of such securities for purposes of calculating a Fund's net asset value. The Administrator will "fair value" such securities if it determines that a "significant event" has occurred subsequent to the close of trading in such securities on the exchanges or markets on which they principally are traded, but prior to the time of the Fund's net asset value calculation. A significant event is one that can be expected materially to affect the value of such securities. Certain specified percentage movements in U.S. equity market indices will be deemed under the Trust's pricing procedures to be a "significant event." A "significant event" affecting multiple issuers might also include, but is not limited to, a substantial price movement in other securities markets, an announcement by a governmental, regulatory or self-regulatory authority relating to securities markets, political or economic matters, or monetary or credit policies, a natural disaster such as an earthquake, flood or storm, or the outbreak of civil strife or military hostilities. Accordingly, on any day when such specified percentage movements in U.S. equity market indices occur, the Administrator will adjust the closing prices of all foreign securities held in any Fund's portfolio, based upon an adjustment factor for each such security provided by an independent pricing service, in order to reflect the "fair value" of such securities for purposes of determining a Fund's net asset value. When fair-value pricing is employed, the securities prices used to calculate a Fund's NAV may differ from quoted or published prices for the same securities.

These procedures seek to minimize the opportunities for "time zone arbitrage" in Funds that invest all or substantial portions of their assets in foreign securities, thereby seeking to make those Funds significantly less attractive to "market timers" and other investors who might seek to profit from time zone arbitrage and seeking to reduce the potential for harm to other Fund investors resulting from such practices. However, these procedures may not completely eliminate opportunities for time zone arbitrage, because it is not possible to predict in all circumstances whether post-closing events will have a significant impact on securities prices.

All investments in the Trust are credited to the shareholder's account in the form of full and fractional shares of the designated Fund (rounded to the nearest 1/1000 of a share). The Trust does not issue share certificates.

                             "MARKET TIMING" POLICY

Fund shares may only be purchased by separate accounts of JNL and an affiliated insurance company, by those insurance companies themselves, by a qualified retirement plan for JNL and its affiliates, and other regulated investment companies.

The interests of the Fund's long-term shareholders may be adversely affected by certain short-term trading activity by other contract owners invested in separate accounts of JNL and an affiliated insurance company that invest in the Fund. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Fund. This type of excessive short-term trading activity is referred to herein as "market timing". The Funds are not intended as vehicles for market timing. The Board of Trustees of the Funds has adopted the policies and procedures set forth below with respect to frequent trading of Fund shares.

JNL and an affiliated insurance company that invest in the Fund take various steps designed to deter and curtail market timing, based on daily monitoring of trading activity. The Funds also report trading activity that it has identified as being potentially injurious to the Funds. SEE the Separate Account Prospectus for the contract that describes JNL's anti-market timing policies and procedures. The rights of the Separate Accounts to purchase and redeem shares of a Fund are not affected by any Fund anti-market timing policies if they are not in violation of the Separate Accounts anti-market timing policies and procedures.

In addition to identifying any potentially disruptive trading activity, the Funds' Board of Trustees have adopted a policy of "fair value" pricing to discourage investors from engaging in market timing or other excessive trading strategies for international Funds. The Funds' "fair value" pricing policy applies to all Funds where a significant event (as described above) has occurred. In addition, the S&P Funds net asset values are calculated based on the net asset values of the underlying Funds and the "fair value" pricing policy will apply to the underlying Funds as described above. The Funds' "fair value" pricing policy is described under "Investment in Trust Shares" above.

The practices and policies described above are intended to deter and curtail market timing in the Fund. However, there can be no assurance that these policies, together with those of JNL, its affiliated insurance company, and any other insurance company that may invest in the Funds in the future, will be totally effective in this regard. The Funds rely on JNL and its affiliated insurance company to take the appropriate steps, including daily monitoring of separate account trading activity, to further deter market timing. If they are ineffective, the adverse consequences described above could occur.

A description of the Fund's policies and procedures relating to disclosure of portfolio securities is available in the Fund's Statement of Additional Information and at www.jnl.com or www.jnlny.com.

                                SHARE REDEMPTION

An Account redeems shares to make benefit or withdrawal payments under the terms of its Contracts. Redemptions are processed on any day on which the Trust is open for business and are effected at net asset value next determined after the redemption order, in proper form, is received by the Trust's transfer agent.

The Trust may suspend the right of redemption only under the following unusual circumstances:

     o when the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted;

     o when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or

     o during any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

                                   TAX STATUS

Each Fund's policy is to meet the requirements of Subchapter M of the Internal Revenue Code (Code) necessary to qualify as a regulated investment company. Each Fund intends to distribute all its net investment income and net capital gains to shareholders and, therefore, will not be required to pay any federal income taxes.

Each Fund is treated as a separate corporation for purposes of the Code. Therefore, the assets, income, and distributions of each Fund are considered separately for purposes of determining whether or not the Fund qualifies as a regulated investment company.

Because the shareholders of each Fund are Accounts and qualified retirement plans, there are no tax consequences to shareholders of buying, holding, exchanging and selling shares of the Funds. Distributions from the Funds are not taxable to those shareholders. However, owners of Contracts should consult the applicable Account prospectus for more detailed information on tax issues related to the Contracts.

                              FINANCIAL HIGHLIGHTS

The following table provides selected per share data for one share of each Fund. The information does not reflect any charges imposed under a variable insurance contract. You should refer to the appropriate variable insurance contract prospectus regarding such charges.

The information for 2001, 2002, 2003 and 2004 has been audited by KPMG LLP, an independent registered public accounting firm, and should be read in conjunction with the financial statements and notes thereto, together with the report of KPMG LLP thereon, in the Annual Report. The information 2000 was audited by other auditors, whose report dated February 2, 2001, expressed an unqualified opinion.


JNL Series Trust
Financial Highlights

                                                            Increase (Decrease) from
                                                             Investment Operations
                                            -------------------------------------------------------
                             Net Asset      -------------------------------------------------------
                               Value              Net           Net Realized        Total from       Distributions from
                             Beginning        Investment        & Unrealized        Investment        Net Investment
      Period Ended           of Period       Income (Loss)     Gains (Losses)       Operations            Income
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
JNL/AIM LARGE CAP GROWTH FUND

Class B
    03/05(a)-12/31/04          10.99             0.02              0.68                 0.70                    -

-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
JNL/AIM SMALL CAP GROWTH FUND

Class B
    03/05(a)-12/31/04          12.21            (0.02)             0.29                 0.27                    -

-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
JNL/ALGER GROWTH FUND

Class B
    03/05(a)-12/31/04          15.41             0.04              0.09                 0.13                (0.04)

-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
JNL/ALLIANCE CAPITAL GROWTH FUND

Class B
    03/05(a)-12/31/04          10.19             0.01              0.35                 0.36                (0.01)

-----------------------------------------------------------------------------------------------------------------------





                                                                                                  Supplemental Data
                            Distributions from                                  -------------------------------------------------
                               Net Realized                                     -------------------------------------------------
                                 Gains on                         Net Asset                          Net Assets,
                                Investment        Return of       Value, End          Total         End of Period    Portfolio
      Period Ended             Transactions        Capital        of Period         Return(b)      (in thousands)   Turnover (d)
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
JNL/AIM LARGE CAP GROWTH FUND

Class B
    03/05(a)-12/31/04                    -             -              11.69            6.37                24         296.49

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
JNL/AIM SMALL CAP GROWTH FUND

Class B
    03/05(a)-12/31/04                    -             -              12.48            2.21                 7         92.65

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
JNL/ALGER GROWTH FUND

Class B
    03/05(a)-12/31/04                    -             -              15.50            0.82                 7      195.33

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
JNL/ALLIANCE CAPITAL GROWTH FUND

Class B
    03/05(a)-12/31/04                    -             -              10.54            3.53                 3       83.59

---------------------------------------------------------------------------------------------------------------------------------



                                                                   Assuming No Expense Reimburse-
                                                                    ment or Fees Paid Indirectly
                                                                --------------------------------------
                                                                --------------------------------------
                                                Ratio of Net                         Ratio of Net
                                Ratio of         Investment        Ratio of           Investment
                              Expenses to      Income (Loss)      Expenses to        Income (Loss)
                              Average Net        to Average       Average Net         to Average
      Period Ended             Assets (c)      Net Assets (c)     Assets (c)        Net Assets (c)
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
JNL/AIM LARGE CAP GROWTH FUND

Class B
    03/05(a)-12/31/04               0.86             0.55              0.90                  0.52

------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
JNL/AIM SMALL CAP GROWTH FUND

Class B
    03/05(a)-12/31/04               0.96            (0.68)             0.98                 (0.70)

------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
JNL/ALGER GROWTH FUND

Class B
    03/05(a)-12/31/04               0.79             0.88              0.86                  0.81

------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
JNL/ALLIANCE CAPITAL GROWTH FUND

Class B
    03/05(a)-12/31/04               0.75             0.29              0.83                  0.21

------------------------------------------------------------------------------------------------------

--------------------------

(a)  Commencement of operations.

(b) Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(c)  Annualized for periods less than one year.

(d)  The Portfolio Turnover excludes dollar roll transactions.



JNL Series Trust
Financial Highlights

                                                            Increase (Decrease) from
                                                             Investment Operations
                                            -------------------------------------------------------
                             Net Asset      -------------------------------------------------------
                               Value              Net           Net Realized        Total from       Distributions from
                             Beginning        Investment        & Unrealized        Investment        Net Investment
      Period Ended           of Period       Income (Loss)     Gains (Losses)       Operations            Income
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
JNL/EAGLE CORE EQUITY FUND

Class B
    03/05(a)-12/31/04          14.68                 0.07              0.34                 0.41                (0.07)

-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
JNL/EAGLE SMALLCAP EQUITY FUND

Class B
    03/05(a)-12/31/04          18.33                (0.04)             1.73                 1.69                    -

-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
JNL/FMR BALANCED FUND

Class B
    03/05(a)-12/31/04           9.52                 0.06              0.58                 0.64                (0.06)

-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
JNL/FMR CAPITAL GROWTH FUND

Class B
    03/05(a)-12/31/04          13.97                 0.05              1.68                 1.73                    -

-----------------------------------------------------------------------------------------------------------------------




                                                                                                  Supplemental Data
                            Distributions from                                  -------------------------------------------------
                               Net Realized                                     -------------------------------------------------
                                 Gains on                         Net Asset                          Net Assets,
                                Investment        Return of       Value, End          Total         End of Period    Portfolio
      Period Ended             Transactions        Capital        of Period         Return(b)      (in thousands)   Turnover (d)
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
JNL/EAGLE CORE EQUITY FUND

Class B
    03/05(a)-12/31/04                -                -              15.02             2.81               20        100.79

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
JNL/EAGLE SMALLCAP EQUITY FUND

Class B
    03/05(a)-12/31/04                -                -              20.02             9.22                7        53.14

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
JNL/FMR BALANCED FUND

Class B
    03/05(a)-12/31/04                -                -              10.10             6.78                2       163.88

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
JNL/FMR CAPITAL GROWTH FUND

Class B
    03/05(a)-12/31/04                -                -            15.70              12.38                3       231.52

---------------------------------------------------------------------------------------------------------------------------------



                                                                   Assuming No Expense Reimburse-
                                                                    ment or Fees Paid Indirectly
                                                                --------------------------------------
                                                                --------------------------------------
                                                Ratio of Net                         Ratio of Net
                                Ratio of         Investment        Ratio of           Investment
                              Expenses to      Income (Loss)      Expenses to        Income (Loss)
                              Average Net        to Average       Average Net         to Average
      Period Ended             Assets (c)      Net Assets (c)     Assets (c)        Net Assets (c)
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
JNL/EAGLE CORE EQUITY FUND

Class B
    03/05(a)-12/31/04             0.76             1.33              0.80                  1.29

-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
JNL/EAGLE SMALLCAP EQUITY FUND

Class B
    03/05(a)-12/31/04             0.84            (0.53)             0.86                 (0.55)

-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
JNL/FMR BALANCED FUND

Class B
    03/05(a)-12/31/04             0.77             1.38              0.78                  1.37

-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
JNL/FMR CAPITAL GROWTH FUND

Class B
    03/05(a)-12/31/04             0.78             0.97              0.80                  0.95

-----------------------------------------------------------------------------------------------------

--------------------------

(a)  Commencement of operations.

(b) Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(c)  Annualized for periods less than one year.

(d)  The Portfolio Turnover excludes dollar roll transactions.




JNL Series Trust
Financial Highlights

                                                            Increase (Decrease) from
                                                             Investment Operations
                                            -------------------------------------------------------
                             Net Asset      -------------------------------------------------------
                               Value              Net           Net Realized        Total from       Distributions from
                             Beginning        Investment        & Unrealized        Investment        Net Investment
      Period Ended           of Period       Income (Loss)     Gains (Losses)       Operations            Income
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
JNL/JPMORGAN INTERNATIONAL VALUE FUND

Class B
    03/05(a)-12/31/04            8.17                 0.03              1.18                 1.21                (0.01)

-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
JNL/LAZARD MID CAP VALUE FUND

Class B
    03/05(a)-12/31/04           14.28                 0.02              2.13                 2.15                (0.02)

-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
JNL/LAZARD SMALL CAP VALUE FUND

Class B
    03/05(a)-12/31/04           13.92                    -              1.16                 1.16                    -

-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT BOND INDEX FUND

Class B
    03/05(a)-12/31/04           10.73                 0.12              0.02                 0.14                (0.11)

-----------------------------------------------------------------------------------------------------------------------


                                                                                                  Supplemental Data
                            Distributions from                                  -------------------------------------------------
                               Net Realized                                     -------------------------------------------------
                                 Gains on                         Net Asset                          Net Assets,
                                Investment        Return of       Value, End          Total         End of Period    Portfolio
      Period Ended             Transactions        Capital        of Period         Return(b)      (in thousands)   Turnover (d)
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
JNL/JPMORGAN INTERNATIONAL VALUE FUND

Class B
    03/05(a)-12/31/04                   -             -              9.37            14.85                 5          90.31

--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
JNL/LAZARD MID CAP VALUE FUND

Class B
    03/05(a)-12/31/04               (1.71)            -            14.70             15.20                29        100.95

--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
JNL/LAZARD SMALL CAP VALUE FUND

Class B
    03/05(a)-12/31/04               (1.24)            -            13.84              8.34                27        105.06

--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT BOND INDEX FUND

Class B
    03/05(a)-12/31/04                   -             -            10.76              1.35                17       155.71 (d)

--------------------------------------------------------------------------------------------------------------------------------



                                                                   Assuming No Expense Reimburse-
                                                                    ment or Fees Paid Indirectly
                                                                --------------------------------------
                                                                --------------------------------------
                                                Ratio of Net                         Ratio of Net
                                Ratio of         Investment        Ratio of           Investment
                              Expenses to      Income (Loss)      Expenses to        Income (Loss)
                              Average Net        to Average       Average Net         to Average
      Period Ended             Assets (c)      Net Assets (c)     Assets (c)        Net Assets (c)
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
JNL/JPMORGAN INTERNATIONAL VALUE FUND

Class B
    03/05(a)-12/31/04            0.93             1.36            n/a                  n/a

--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
JNL/LAZARD MID CAP VALUE FUND

Class B
    03/05(a)-12/31/04            0.88             0.45              0.93                  0.40

--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
JNL/LAZARD SMALL CAP VALUE FUND

Class B
    03/05(a)-12/31/04            0.92            (0.10)             0.98                 (0.16)

--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT BOND INDEX FUND

Class B
    03/05(a)-12/31/04            0.41             3.38               n/a                  n/a

--------------------------------------------------------------------------------------------------------

--------------------------

(a)  Commencement of operations.

(b) Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(c)  Annualized for periods less than one year.

(d)  The Portfolio  Turnover  excludes dollar roll  transactions.  The Portfolio
     Turnover   including  dollar  roll  transactions  for  JNL/Mellon   Capital
     Management Bond Index Fund is 215.24%.




JNL Series Trust
Financial Highlights

                                                            Increase (Decrease) from
                                                             Investment Operations
                                            -------------------------------------------------------
                             Net Asset      -------------------------------------------------------
                               Value              Net           Net Realized        Total from       Distributions from
                             Beginning        Investment        & Unrealized        Investment        Net Investment
      Period Ended           of Period       Income (Loss)     Gains (Losses)       Operations            Income
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT ENHANCED S&P 500 STOCK INDEX FUND

Class B
    03/05(a)-12/31/04           8.24                 0.08              0.48                 0.56                (0.07)

-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND

Class B
    03/05(a)-12/31/04          12.05                 0.05              1.62                 1.67                (0.06)

-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT S&P 400 MIDCAP INDEX FUND

Class B
    03/05(a)-12/31/04          12.28                 0.05              0.98                 1.03                (0.04)

-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT S&P 500 INDEX FUND

Class B
    03/05(a)-12/31/04          10.25                 0.09              0.52                 0.61                (0.09)

-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT SMALL CAP INDEX FUND

Class B
    03/05(a)-12/31/04          12.33                 0.06              1.08                 1.14                (0.05)

-------------------------------------------------------------------------------------------------------------------------




                                                                                                  Supplemental Data
                            Distributions from                                  -------------------------------------------------
                               Net Realized                                     -------------------------------------------------
                                 Gains on                         Net Asset                          Net Assets,
                                Investment        Return of       Value, End          Total         End of Period    Portfolio
      Period Ended             Transactions        Capital        of Period         Return(b)      (in thousands)   Turnover (d)
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT ENHANCED S&P 500 STOCK INDEX FUND

Class B
    03/05(a)-12/31/04                   -             -              8.73             6.85                   4          66.90

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND

Class B
    03/05(a)-12/31/04                   -             -             13.66            13.85                  50          2.77

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT S&P MIDCAP INDEX FUND

Class B
    03/05(a)-12/31/04                   -             -             13.27             8.42                  90         13.75

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT S&P INDEX FUND

Class B
    03/05(a)-12/31/04               (0.05)            -             10.72             5.91                 239          6.74

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT SMALL CAP INDEX FUND

Class B
    03/05(a)-12/31/04               (0.03)            -             13.39             9.24                  85         17.66

---------------------------------------------------------------------------------------------------------------------------------



                                                                   Assuming No Expense Reimburse-
                                                                    ment or Fees Paid Indirectly
                                                                --------------------------------------
                                                                --------------------------------------
                                                Ratio of Net                         Ratio of Net
                                Ratio of         Investment        Ratio of           Investment
                              Expenses to      Income (Loss)      Expenses to        Income (Loss)
                              Average Net        to Average       Average Net         to Average
      Period Ended             Assets (c)      Net Assets (c)     Assets (c)        Net Assets (c)
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT ENHANCED S&P STOCK INDEX FUND

Class B
    03/05(a)-12/31/04            0.58             1.55              0.58                  1.55

-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL FUND

Class B
    03/05(a)-12/31/04            0.46             1.19              n/a                  n/a

-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT S&P 400 MIDCAP INDEX

Class B
    03/05(a)-12/31/04            0.40             0.84              n/a                 n/a

-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT S&P 500 INDEX FUND

Class B
    03/05(a)-12/31/04            0.40             2.07              n/a                 n/a

-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
JNL/MELLON CAPITAL MANAGEMENT SMALL CAP INDEX FUND

Class B
    03/05(a)-12/31/04            0.40             1.25              n/a                 n/a

-----------------------------------------------------------------------------------------------------------



--------------------------

(a)  Commencement of operations.

(b) Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(c)  Annualized for periods less than one year.

(d)  The Portfolio Turnover excludes dollar roll transactions.





JNL Series Trust
Financial Highlights

                                                            Increase (Decrease) from
                                                             Investment Operations
                                            -------------------------------------------------------
                             Net Asset      -------------------------------------------------------
                               Value              Net           Net Realized        Total from       Distributions from
                             Beginning        Investment        & Unrealized        Investment        Net Investment
      Period Ended           of Period       Income (Loss)     Gains (Losses)       Operations            Income
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
JNL/OPPENHEIMER GLOBAL GROWTH FUND

Class B
    03/05(a)-12/31/04            10.71                 0.03              1.21                 1.24                (0.02)

-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
JNL/OPPENHEIMER GROWTH FUND

Class B
    03/05(a)-12/31/04             8.57                 0.03              0.04                 0.07                    -

-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
JNL/PIMCO TOTAL RETURN BOND FUND

Class B
    03/05(a)-12/31/04            12.02                 0.08              0.22                 0.30                (0.04)

-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
JNL/PUTNAM EQUITY FUND

Class B
    03/05(a)-12/31/04            17.26                 0.15              1.32                 1.47                (0.14)

-----------------------------------------------------------------------------------------------------------------------


                                                                                                  Supplemental Data
                            Distributions from                                  -------------------------------------------------
                               Net Realized                                     -------------------------------------------------
                                 Gains on                         Net Asset                          Net Assets,
                                Investment        Return of       Value, End          Total         End of Period    Portfolio
      Period Ended             Transactions        Capital        of Period         Return(b)      (in thousands)   Turnover (d)
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
JNL/OPPENHEIMER GLOBAL GROWTH FUND

Class B
    03/05(a)-12/31/04                 -               -             11.93              11.60               24         217.59

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/OPPENHEIMER GROWTH FUND

Class B
    03/05(a)-12/31/04                 -               -              8.64               0.82                1         124.90

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/PIMCO TOTAL RETURN BOND FUND

Class B
    03/05(a)-12/31/04              (0.13)             -             12.15               2.46               30         162.80 (d)

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/PUTNAM EQUITY FUND

Class B
    03/05(a)-12/31/04                  -              -             18.59               8.55               11         191.21

------------------------------------------------------------------------------------------------------------------------------------



                                                                   Assuming No Expense Reimburse-
                                                                    ment or Fees Paid Indirectly
                                                                --------------------------------------
                                                                --------------------------------------
                                                Ratio of Net                         Ratio of Net
                                Ratio of         Investment        Ratio of           Investment
                              Expenses to      Income (Loss)      Expenses to        Income (Loss)
                              Average Net        to Average       Average Net         to Average
      Period Ended             Assets (c)      Net Assets (c)     Assets (c)        Net Assets (c)
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
JNL/OPPENHEIMER GLOBAL GROWTH FUND

Class B
    03/05(a)-12/31/04              0.86             0.59            n/a                  n/a

-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
JNL/OPPENHEIMER GROWTH FUND

Class B
    03/05(a)-12/31/04              0.82             0.61            n/a                  n/a

-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
JNL/PIMCO TOTAL RETURN BOND FUND

Class B
    03/05(a)-12/31/04              0.61             3.09            n/a                  n/a

-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
JNL/PUTNAM EQUITY FUND

Class B
    03/05(a)-12/31/04              0.78             2.15              0.85                  2.08

-----------------------------------------------------------------------------------------------------------

--------------------------

(a)  Commencement of operations.

(b) Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(c)  Annualized for periods less than one year.

(d)  The Portfolio  Turnover  excludes dollar roll  transactions.  The Portfolio
     Turnover including dollar roll transactions for JNL/PIMCO Total Return Bond
     Fund is 352.28%.




JNL Series Trust
Financial Highlights

                                                            Increase (Decrease) from
                                                             Investment Operations
                                            -------------------------------------------------------
                             Net Asset      -------------------------------------------------------
                               Value              Net           Net Realized        Total from       Distributions from
                             Beginning        Investment        & Unrealized        Investment        Net Investment
      Period Ended           of Period       Income (Loss)     Gains (Losses)       Operations            Income
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
JNL/PUTNAM INTERNATIONAL EQUITY FUND

Class B
    03/05(a)-12/31/04           10.11                 0.09              0.99                 1.08                (0.13)

-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
JNL/PUTNAM MIDCAP GROWTH FUND

Class B
    03/05(a)-12/31/04            7.32                (0.02)             0.81                 0.79                    -

-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
JNL/PUTNAM VALUE EQUITY FUND

Class B
    03/05(a)-12/31/04           16.82                 0.21              0.66                 0.87                (0.21)

-----------------------------------------------------------------------------------------------------------------------



                                                                                                  Supplemental Data
                            Distributions from                                  -------------------------------------------------
                               Net Realized                                     -------------------------------------------------
                                 Gains on                         Net Asset                          Net Assets,
                                Investment        Return of       Value, End          Total         End of Period    Portfolio
      Period Ended             Transactions        Capital        of Period         Return(b)      (in thousands)   Turnover (d)
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
JNL/PUTNAM INTERNATIONAL EQUITY FUND

Class B
    03/05(a)-12/31/04                  -              -               11.06            10.72                 1         75.17

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
JNL/PUTNAM MIDCAP GROWTH FUND

Class B
    03/05(a)-12/31/04                  -              -                8.11            10.79                 1        111.57

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
JNL/PUTNAM VALUE EQUITY FUND

Class B
    03/05(a)-12/31/04                   -             -               17.48             5.17                 1         46.27

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------



                                                                   Assuming No Expense Reimburse-
                                                                    ment or Fees Paid Indirectly
                                                                --------------------------------------
                                                                --------------------------------------
                                                Ratio of Net                         Ratio of Net
                                Ratio of         Investment        Ratio of           Investment
                              Expenses to      Income (Loss)      Expenses to        Income (Loss)
                              Average Net        to Average       Average Net         to Average
      Period Ended             Assets (c)      Net Assets (c)     Assets (c)        Net Assets (c)
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
JNL/PUTNAM INTERNATIONAL EQUITY FUND

Class B
    03/05(a)-12/31/04              0.92             1.30              0.94                  1.28

-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
JNL/PUTNAM MIDCAP GROWTH FUND

Class B
    03/05(a)-12/31/04              0.78            (0.34)             0.87                 (0.43)

-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
JNL/PUTNAM VALUE EQUITY FUND

Class B
    03/05(a)-12/31/04              0.75             1.58              0.79                  1.54

-------------------------------------------------------------------------------------------------------


--------------------------

(a)  Commencement of operations.

(b) Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(c)  Annualized for periods less than one year.

(d)  The Portfolio Turnover excludes dollar roll transactions.




JNL Series Trust
Financial Highlights

                                                            Increase (Decrease) from
                                                             Investment Operations
                                            -------------------------------------------------------
                             Net Asset      -------------------------------------------------------
                               Value              Net           Net Realized        Total from       Distributions from
                             Beginning        Investment        & Unrealized        Investment        Net Investment
      Period Ended           of Period       Income (Loss)     Gains (Losses)       Operations            Income
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
JNL/SALOMON BROTHERS HIGH YIELD BOND FUND

Class B
    03/05(a)-12/31/04            8.15             0.14              0.41                 0.55                (0.04)

-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
JNL/SALOMON BROTHERS STRATEGIC BOND FUND

Class B
    03/05(a)-12/31/04           11.60             0.20              0.41                 0.61                (0.18)

-----------------------------------------------------------------------------------------------------------------------





                                                                                                  Supplemental Data
                            Distributions from                                  -------------------------------------------------
                               Net Realized                                     -------------------------------------------------
                                 Gains on                         Net Asset                          Net Assets,
                                Investment        Return of       Value, End          Total         End of Period    Portfolio
      Period Ended             Transactions        Capital        of Period         Return(b)      (in thousands)   Turnover (d)
---------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/SALOMON BROTHERS HIGH YIELD BOND FUND

Class B
    03/05(a)-12/31/04                   -            -                8.66           6.84                  13        149.00

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL/SALOMON BROTHERS STRATEGIC BOND FUND

Class B
    03/05(a)-12/31/04               (0.19)           -               11.84           5.20                   8         74.16 (d)

------------------------------------------------------------------------------------------------------------------------------------



                                                                   Assuming No Expense Reimburse-
                                                                    ment or Fees Paid Indirectly
                                                                --------------------------------------
                                                                --------------------------------------
                                                Ratio of Net                         Ratio of Net
                                Ratio of         Investment        Ratio of           Investment
                              Expenses to      Income (Loss)      Expenses to        Income (Loss)
                              Average Net        to Average       Average Net         to Average
      Period Ended             Assets (c)      Net Assets (c)     Assets (c)        Net Assets (c)
------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
JNL/SALOMON BROTHERS HIGH YIELD BOND FUND

Class B
    03/05(a)-12/31/04               0.63             7.20            n/a                  n/a

----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
JNL/SALOMON BROTHERS STRATEGIC BOND FUND

Class B
    03/05(a)-12/31/04               0.72             4.87            n/a                  n/a

----------------------------------------------------------------------------------------------------------

--------------------------

(a)  Commencement of operations.

(b) Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(c)  Annualized for periods less than one year.

(d)  The Portfolio  Turnover  excludes dollar roll  transactions.  The Portfolio
     Turnover  including  dollar  roll  transactions  for  JNL/Salomon  Brothers
     Stratigic Bond Fund is 422.85%.




JNL Series Trust
Financial Highlights

                                                            Increase (Decrease) from
                                                             Investment Operations
                                            -------------------------------------------------------
                             Net Asset      -------------------------------------------------------
                               Value              Net           Net Realized        Total from       Distributions from
                             Beginning        Investment        & Unrealized        Investment        Net Investment
      Period Ended           of Period       Income (Loss)     Gains (Losses)       Operations            Income
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
JNL/SALOMON BROTHERS U.S. GOVERNMENT & QUALITY BOND FUND

Class B
    03/05(a)-12/31/04          11.75                 0.16              0.02                 0.18                (0.15)

-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
JNL/SELECT BALANCED FUND

Class B
    03/05(a)-12/31/04          16.19                 0.17              0.89                 1.06                (0.17)

-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
JNL/SELECT GLOBAL GROWTH FUND

Class B
    03/05(a)-12/31/04          18.37                 0.11              0.97                 1.08                    -

-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
JNL/SELECT LARGE CAP GROWTH FUND

Class B
    03/05(a)-12/31/04          18.67                 0.04              1.04                 1.08                    -

-----------------------------------------------------------------------------------------------------------------------





                                                                                                  Supplemental Data
                            Distributions from                                  -------------------------------------------------
                               Net Realized                                     -------------------------------------------------
                                 Gains on                         Net Asset                          Net Assets,
                                Investment        Return of       Value, End          Total         End of Period    Portfolio
      Period Ended             Transactions        Capital        of Period         Return(b)      (in thousands)   Turnover (d)
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
JNL/SALOMON BROTHERS U.S. GOVERNMENT & QUALITY BOND FUND

Class B
    03/05(a)-12/31/04             (0.07)               -            11.71             1.54                  13       164.93 (d)

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/SELECT BALANCED FUND

Class B
    03/05(a)-12/31/04             (0.10)               -            16.98             6.54                  22       120.61

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/SELECT GLOBAL GROWTH FUND

Class B
    03/05(a)-12/31/04                 -                -            19.45             5.88                   1       296.09

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
JNL/SELECT LARGE CAP GROWTH FUND

Class B
    03/05(a)-12/31/04                 -                -            19.75             5.78                   2       154.46

-----------------------------------------------------------------------------------------------------------------------------------


                                                                   Assuming No Expense Reimburse-
                                                                    ment or Fees Paid Indirectly
                                                                --------------------------------------
                                                                --------------------------------------
                                                Ratio of Net                         Ratio of Net
                                Ratio of         Investment        Ratio of           Investment
                              Expenses to      Income (Loss)      Expenses to        Income (Loss)
                              Average Net        to Average       Average Net         to Average
      Period Ended             Assets (c)      Net Assets (c)     Assets (c)        Net Assets (c)
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
JNL/SALOMON BROTHERS U.S. GOVERNMENT & QUALITY BOND FUND

Class B
    03/05(a)-12/31/04             0.61             4.22            n/a                  n/a

------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
JNL/SELECT BALANCED FUND

Class B
    03/05(a)-12/31/04             0.60             2.68            n/a                  n/a

------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
JNL/SELECT GLOBAL GROWTH FUND

Class B
    03/05(a)-12/31/04             0.84             1.02            0.94                  0.92

------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
JNL/SELECT LARGE CAP GROWTH FUND

Class B
    03/05(a)-12/31/04             0.76             0.40            0.77                  0.39

------------------------------------------------------------------------------------------------------

--------------------------

(a)  Commencement of operations.

(b) Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(c)  Annualized for periods less than one year.

(d)  The Portfolio  Turnover  excludes dollar roll  transactions.  The Portfolio
     Turnover  including dollar roll transactions for JNL/Salomon  Brothers U.S.
     Governement Quality & Bond Fund is 643.06%.



JNL Series Trust
Financial Highlights

                                                            Increase (Decrease) from
                                                             Investment Operations
                                            -------------------------------------------------------
                             Net Asset      -------------------------------------------------------
                               Value              Net           Net Realized        Total from       Distributions from
                             Beginning        Investment        & Unrealized        Investment        Net Investment
      Period Ended           of Period       Income (Loss)     Gains (Losses)       Operations            Income
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
JNL/SELECT MONEY MARKET FUND

Class B
    03/05(a)-12/31/04            1.00             0.01                 -                 0.01                (0.01)

-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
JNL/SELECT VALUE FUND

Class B
    03/05(a)-12/31/04           15.47             0.11              1.31                 1.42                (0.11)

-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
JNL/T.ROWE PRICE ESTABLISHED GROWTH FUND

Class B
    03/05(a)-12/31/04           17.44             0.08              0.93                 1.01                (0.07)

-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
JNL/T.ROWE PRICE MID-CAP GROWTH FUND

Class B
    03/05(a)-12/31/04           26.20            (0.03)             3.25                 3.22                    -

-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
JNL/T.ROWE PRICE VALUE FUND

Class B
    03/05(a)-12/31/04           12.50             0.05              1.18                 1.23                (0.04)

-----------------------------------------------------------------------------------------------------------------------





                                                                                                  Supplemental Data
                            Distributions from                                  -------------------------------------------------
                               Net Realized                                     -------------------------------------------------
                                 Gains on                         Net Asset                          Net Assets,
                                Investment        Return of       Value, End          Total         End of Period    Portfolio
      Period Ended             Transactions        Capital        of Period         Return(b)      (in thousands)   Turnover (d)
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
JNL/SELECT MONEY MARKET FUND

Class B
    03/05(a)-12/31/04                 -               -               1.00            0.91                 38          n/a

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
JNL/SELECT VALUE FUND

Class B
    03/05(a)-12/31/04             (0.10)              -              16.68            9.22                 27       136.31

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
JNL/T.ROWE PRICE ESTABLISHED GROWTH FUND

Class B
    03/05(a)-12/31/04                 -               -              18.38            5.81                 24       236.69

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
JNL/T.ROWE PRICE MID-CAP GROWTH FUND

Class B
    03/05(a)-12/31/04             (1.50)              -              27.92           12.32                 33        34.02

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
JNL/T.ROWE PRICE VALUE FUND

Class B
    03/05(a)-12/31/04                 -              -              13.69            9.87                 34        42.10

---------------------------------------------------------------------------------------------------------------------------------





                                                                   Assuming No Expense Reimburse-
                                                                    ment or Fees Paid Indirectly
                                                                --------------------------------------
                                                                --------------------------------------
                                                Ratio of Net                         Ratio of Net
                                Ratio of         Investment        Ratio of           Investment
                              Expenses to      Income (Loss)      Expenses to        Income (Loss)
                              Average Net        to Average       Average Net         to Average
      Period Ended             Assets (c)      Net Assets (c)     Assets (c)        Net Assets (c)
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
JNL/SELECT MONEY MARKET FUND

Class B
    03/05(a)-12/31/04             0.40             1.57             n/a                 n/a

------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
JNL/SELECT VALUE FUND

Class B
    03/05(a)-12/31/04             0.66             1.73             n/a                 n/a

------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
JNL/T.ROWE PRICE ESTABLISHED GROWTH FUND

Class B
    03/05(a)-12/31/04             0.73             1.21             0.74                 1.20

------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
JNL/T.ROWE PRICE MID-CAP GROWTH

Class B
    03/05(a)-12/31/04             0.81            (0.24)            0.82                (0.25)

------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
JNL/T.ROWE PRICE VALUE FUND

Class B
    03/05(a)-12/31/04             0.79             1.51             0.80                 1.50

------------------------------------------------------------------------------------------------------------


--------------------------

(a)  Commencement of operations.

(b) Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(c)  Annualized for periods less than one year.



                                   PROSPECTUS

                                   MAY 2, 2005

                                JNL SERIES TRUST

You can find more information about the Trust in:

     o The Trust's STATEMENT OF ADDITIONAL INFORMATION (SAI) dated May 2, 2005, which contains further information about the Trust and the Funds, particularly their investment practices and restrictions. The current SAI is on file with the Securities and Exchange Commission
          (SEC) and is incorporated into the Prospectus by reference (which means the SAI is legally part of the Prospectus).

     o The Trust's ANNUAL AND SEMI-ANNUAL REPORTS to shareholders, which show the Fund's actual investments and include financial statements as of the close of the particular annual or semi-annual period. The Annual Report also discusses the market conditions and investment strategies that significantly affected each Fund's performance during the year covered by the report.

You can obtain a copy of the current SAI or the most recent Annual or Semi-Annual Reports without charge, or make other inquiries, by calling 1-800-766-4683 (Annuity and Life Service Center), 1-800-599-5651 (NY Annuity and Life Service Center), 1-800-777-7779 (for contracts purchased through a bank or financial institution) or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution), or writing the JNL Series Trust Service Center, P.O. Box 378002, Denver, Colorado 80237-8003 or by visiting WWW.JNL.COM or WWW.JNLNY.COM.

You also can review and copy information about the Trust (including its current SAI and most recent Annual and Semi-Annual Reports) at the SEC's Public Reference Room in Washington, D.C. Reports and other information about the Trust also are available on the EDGAR database on the SEC's Internet site (HTTP://WWW.SEC.GOV), and copies may be obtained, after payment of a duplicating fee, by electronic request (PUBLICINFO@SEC.GOV) or by writing the SEC's Public Reference Section Washington, D.C., 20549-0102. You can find out about the operation of the Public Reference Section and copying charges by calling 1-202-942-8090.

The Trust's SEC file number is: 811-8894


--------

1 MSCI EAFE is a trademark of Morgan Stanley Capital International, Inc., and has been licensed for use by Mellon Financial Corporation. The Fund is not sponsored, endorsed, sold or promoted by the Morgan Stanley Capital International, Inc., and Morgan Stanley Capital International, Inc. makes no representation regarding the advisability of investing in the Fund.

                       STATEMENT OF ADDITIONAL INFORMATION

                                   MAY 2, 2005

                                JNL SERIES TRUST

     This Statement of Additional Information (the "SAI") is not a prospectus. It contains information in addition to and more detailed than set forth in the Prospectus and should be read in conjunction with the JNL Series Trust Prospectus dated May 2, 2005 (the "Prospectus"). Not all Funds described in this SAI may be available for investment in each variable annuity contract or variable life insurance policy offered by Jackson National Life Insurance Company or Jackson National Life Insurance Company of New York. The financial statements of the JNL Series Trust for the year ended December 31, 2004 are incorporated by reference (which means they legally are a part of this SAI) from the Trust's Annual/Semi-Annual Reports to shareholders. The Prospectus, SAIand Annual/Semi-Annual Reports may be obtained at no charge by calling 1-800-766-4683 (Annuity and Life Service Center), 1-800-599-5651 (NY Annuity and Life Service Center), 1-800-777-7779 (for contracts purchased through a bank or financial institution) or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution), by writing JNL Series Trust, P.O. Box 378002, Denver, Colorado 80237-8002 or by visiting WWW.JNL.COM or WWW.JNLNY.COM.

                    SHAREHOLDER COMMUNICATIONS WITH TRUSTEES

Shareholders of the Funds can communicate directly with the Board of Trustees by writing to the Chair of the Board, Dominic D'Annunzio, P.O. Box 30902, Lansing, MI 48909-8402. Shareholders can communicate directly with an individual trustee by writing to that trustee at P.O. Box 30902, Lansing, MI 48909-8402. Such communications to the Board or individual trustees are not screened before being delivered to the addressee.

                                TABLE OF CONTENTS

    General Information and History                                      2
    Common Types of Investments and Management Practices                 2
    Additional Risk Considerations                                      28
    Investment Restrictions Applicable to all Funds                     32
    Trustees and Officers of the Trust                                  44
    Principal Holders of the Trust's Shares                             50
    Investment Adviser, Sub-Advisers and Other Service Providers        56
    Purchases, Redemptions and Pricing of Shares                       167
    Description of Shares; Voting Rights; Shareholder Inquiries        169
    Tax Status                                                         170
    Financial Statements                                               172
    Appendix A - Ratings of Investments                                A-1

                         GENERAL INFORMATION AND HISTORY

     The JNL Series Trust (the "Trust") is an open-end management investment company organized under the laws of the Commonwealth of Massachusetts, by a Declaration of Trust dated June 1, 1994. The Trust offers shares in separate Funds, each with its own investment objective.

              COMMON TYPES OF INVESTMENTS AND MANAGEMENT PRACTICES

     This section describes some of the types of securities a Fund may hold in its portfolio and the various kinds of investment practices that may be used in day-to-day portfolio management. A Fund may invest in the following securities or engage in the following practices to the extent that such securities and practices are consistent with the Fund's investment objective(s) and policies described in the Prospectus and in this SAI.

ALTERNATIVE ENTITY SECURITIES. Companies that are formed as limited partnerships, limited liability companies, business trusts or other non-corporate entities may issue equity securities that are similar to common or preferred stock of corporations.

ASSET-BACKED SECURITIES. A Fund may invest in asset-backed securities, which include mortgage-backed securities. Asset-backed securities represent interests in pools of assets which are backed by assets such as, but not exclusively, installment sales contracts, credit card receivables, automobile loans and leases, equipment sales/lease contracts, obligation trusts, commercial and residential mortgages and most are structured as pass-through securities. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets, which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. A sub-adviser considers estimated prepayment rates in calculating the average weighted maturities of the Fund. Unscheduled prepayments are more likely to accelerate during periods of declining long-term interest rates. In the event of a prepayment during a period of declining interest rates, a Fund may be required to invest the unanticipated proceeds at a lower interest rate. Prepayments during such periods will also limit a Fund's ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.

         Asset-backed securities may be classified as pass-through certificates or collateralized obligations. Pass-through certificates are asset-backed securities that represent an undivided fractional ownership interest in an underlying pool of assets. Pass-through certificates usually provide for payments of principal and interest received to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool. Because pass-through certificates represent an ownership interest in the underlying assets, the holders thereof directly bear the risk of any defaults by the obligors on the underlying assets not covered by any credit support.

     Asset-backed securities issued in the form of debt instruments, also known as collateralized obligations, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Such assets are most often trade, credit card or automobile receivables. The assets collateralizing such asset-backed securities are pledged to a trustee or custodian for the benefit of the holders hereof. Such issuers generally hold no assets other than those underlying the asset-backed securities and any credit support provided. As a result, although payments on such asset-backed securities are obligations of the issuers, in the event of defaults on the underlying assets not covered by any credit support, the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities.

     If a Fund purchases an asset-backed security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of an asset-backed security may decline when interest rates rise, the converse is not necessarily true. As noted above, interest rate changes also affect prepayments, which in turn affect the yield on asset-backed securities. For these and other reasons, an asset-backed security's average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security's return.

BANK OBLIGATIONS. A Fund may invest in bank obligations, which include certificates of deposit, bankers' acceptances, and other short-term debt obligations. Certificates of deposit are short-term obligations of commercial banks. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. Certificates of deposit may have fixed or variable rates. The Funds may invest in U.S. banks, foreign branches of U.S. banks, U.S. branches of foreign banks, and foreign branches of foreign banks.

BORROWING AND LENDING. A Fund may borrow money from banks for temporary or emergency purposes in amounts up to 25% of its total assets, except that JNL/AIM Small Cap Growth Fund, JNL/AIM Large Cap Growth Fund, JNL/Franklin Templeton Small Cap Value Fund and JNL/Goldman Sachs Mid Cap Value Fund each may borrow up to 33 1/3% of its total assets. To secure borrowings, a Fund may mortgage or pledge securities in amounts up to 15% of its net assets.

A Fund also may effect simultaneous purchase and sale transactions that are known as "sale-buybacks." A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Fund's repurchase of the underlying security. A Fund's obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Fund's forward commitment to repurchase the subject security.

BRADY BONDS. A Fund may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented in a number of countries, including: Argentina, Bolivia, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, the Philippines, Poland, Uruguay and Venezuela. In addition, Brazil has concluded a Brady-like plan. It is expected that other countries will undertake a Brady Plan in the future, including Panama and Peru.

     Brady Bonds do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily in U.S. dollars) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted to at least one year's interest payments based on applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: 1) the collateralized repayment of principal at final maturity; 2) the collateralized interest payments; 3) the uncollateralized interest payments; and
(4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").

     Brady Bonds involve various risk factors including residual risk and the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the Funds may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause a Fund to suffer a loss of interest or principal on any of its holdings.

     Investments in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal or interest when due in accord with the terms of the debt.

CASH POSITION. A Fund may hold a certain portion of its assets in repurchase agreements and money market securities maturing in one year or less that are rated in one of the two highest rating categories by a nationally recognized statistical rating organization. The Funds also may invest cash balances in shares of affiliated money market funds and unaffiliated money market funds. For temporary, defensive purposes, a Fund may invest without limitation in such securities. This reserve position provides flexibility in meeting redemptions, expenses, and the timing of new investments, and serves as a short-term defense during periods of unusual market volatility.

COLLATERALIZED DEBT OBLIGATIONS. The Funds may invest in collateralized debt obligations ("CDOs"), which includes collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

For both CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Funds as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Funds' prospectuses (E.G., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS). A Fund may invest in CMOs, which are bonds that are collateralized by whole loan mortgages or mortgage pass-through securities. The bonds issued in a CMO transaction are divided into groups, and each group of bonds is referred to as a "tranche." Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the CMO bondholders. The bonds issued under a CMO structure are retired sequentially as opposed to the pro rata return of principal found in traditional pass-through obligations. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds. Under the CMO structure, the repayment of principal among the different tranches is prioritized in accord with the terms of the particular CMO issuance. The "fastest-pay" tranche of bonds, as specified in the prospectus for the issue, would initially receive all principal payments. When that tranche of bonds is retired, the next tranche, or tranches, in the sequence, as specified in the prospectus, receive all of the principal payments until they are retired. The sequential retirement of bond groups continues until the last tranche, or group of bonds, is retired. Accordingly, the CMO structure allows the issuer to use cash flows of long maturity, monthly-pay collateral to formulate securities with short, intermediate and long final maturities and expected average lives. Depending on the type of CMOs in which a Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities.

         The primary risk of any mortgage security is the uncertainty of the timing of cash flows. For CMOs, the primary risk results from the rate of prepayments on the underlying mortgages serving as collateral. An increase or decrease in prepayment rates (resulting primarily from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price of CMOs. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

COMMERCIAL PAPER. A Fund may invest in commercial paper. Commercial paper is a short-term promissory note issued by a corporation primarily to finance short-term credit needs. Commercial paper may have fixed, floating or variable rates, and a maturity of up to 270 days.

COMMON AND PREFERRED STOCKS. A Fund may invest in common and preferred stocks. Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay a dividend, a Fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential. Although common and preferred stocks have a history of long-term growth in value, their prices tend to fluctuate in the short term, particularly those of smaller companies or companies that are experiencing financial stress.

CONVERTIBLE AND EXCHANGEABLE SECURITIES. A Fund may invest in debt or preferred equity securities convertible into or exchangeable for equity securities. A convertible security provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price increase in its underlying stock. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than non-convertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features.

     A convertible security usually is issued by either an operating company or by an investment bank. When issued by an operating company, a convertible security usually will be senior in the issuer's capital structure to common stock, but subordinate to other types of fixed income securities issued by that company. If and when the convertible security is "converted," the operating company often issues new stock to the holder of the convertible security. If, however, the parity price (the price at which the common stock underlying the convertible security may be obtained) of the convertible security is less than the call price (the price of the bond, including any premium related to the conversion feature), the operating company may pay out cash instead of common stock. When a convertible security is issued by an investment bank, the security is an obligation of, and is convertible through, the investment bank (or a special purpose entity created by the investment bank for such purpose). The issuer of a convertible security may be important in determining the security's value. This is because the holder of a convertible security will have recourse only to the issuer. A convertible security may be subject to redemption by the issuer, but only after a specified date and upon conditions established at the time of issue.

     Exchangeable securities often are issued by a company divesting a holding in another company. The primary difference between an exchangeable security and a traditional convertible security is the issuing company is different from the company that is the issuer of the underlying equity security into which the exchangeable security may be converted.

DEPOSITORY RECEIPTS. American Depositary Receipts ("ADRs") typically are issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") typically are issued by foreign banks or trust companies, although they may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or U.S. corporation. Generally, depositary receipts in registered form are intended for use in the U.S. securities markets, while depositary receipts in bearer form are intended for use in securities markets outside the U.S. Depository receipts may or may not be denominated in the same currency as the underlying securities which they represent.

     Depositary receipts may be issued in sponsored or unsponsored programs. In a sponsored program, a security issuer has made arrangements to have its securities traded in the form of depositary receipts. In an unsponsored program, the issuer may not be directly involved in the creation of the program. Although the U.S. regulatory requirements applicable to ADRs generally are similar for both sponsored and unsponsored programs, in some cases it may be easier to obtain financial and other information from an issuer that has participated in the creation of a sponsored program. To the extent a Fund invests in depositary receipts of an unsponsored program, there may be an increased possibility the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer on a timely basis.

     Depositary receipts involve many of the same risks as direct investments in foreign securities, described below.

DIVERSIFICATION. Certain of the Funds are diversified companies, as such term is defined under the Investment Company Act of 1940, as amended (the "1940 Act"). A Fund that is a diversified company under the 1940 Act will have at least 75% of the value of its total assets represented by:

     o    cash and cash items (including receivables);

     o    government securities;

     o    securities of other investment companies; and

     o other securities limited in respect to any one issuer to not more than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer.

     These percentage limitations are measured at the time that a Fund acquires a security, and a Fund will not lose its diversification status if the Fund's holdings exceed these percentages because of post-acquisition changes in security prices.

EQUITY LINKED DERIVATIVES. Equity-Linked Derivatives are interests in a securities portfolio designed to replicate the composition and performance of a particular index. Equity-Linked Derivatives are exchange traded. The performance results of Equity-Linked Derivatives will not replicate exactly the performance of the pertinent index due to transaction and other expenses, including fees to service providers, borne by the Equity-Linked Derivatives. Examples of such products include S&P Depositary Receipts ("SPDRs"), World Equity Benchmark Series ("WEBs"), NASDAQ 100 tracking shares ("QQQs"), Dow Jones Industrial Average Instruments ("DIAMONDS") and Optimised Portfolios As Listed Securities ("OPALS"). Investments in Equity-Linked Derivatives involve the same risks associated with a direct investment in the types of securities included in the indices such products are designed to track. There can be no assurance that the trading price of the Equity-Linked Derivatives will equal the underlying value of the basket of securities purchased to replicate a particular index or that such basket will replicate the index. Investments in Equity-Linked Derivatives may constitute investments in other investment companies and, therefore, a Fund may be subject to the same investment restrictions with Equity-Linked Derivatives as with other investment companies. See "Investment Companies."

EQUITY SWAPS. Equity swap contracts offer an opportunity to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to an equity swap contract typically will be a bank, investment banking firm or broker-dealer. The counterparty generally will agree to pay the Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in specified equity securities, plus the dividends that would have been received on those equity securities. The Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such equity securities. Therefore, the return to the Fund on any equity swap contract should be the gain or loss on the notional amount plus dividends on the equity securities less the interest paid by the Fund on the notional amount.

     A Fund will enter into equity swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is limited to the net amount of payments that are contractually obligated to be made. If the other party to an equity swap defaults, the Fund's risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by the Fund's custodian. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash or liquid assets, as permitted by applicable law, the Fund will not treat them as being subject to the Fund's borrowing restrictions.

EXCHANGE TRADED FUNDS. Exchange traded funds ("ETFs") are funds, unit investment trusts or depository receipts that hold portfolios of stocks that closely track the performance and dividend yield of a specific index. Currently, the types of indices sought to be replicated by ETFs included domestic equity indices, fixed-income indices, sector indices and foreign or international indices. ETF shares are traded on exchanges and are traded and priced throughout the trading day. ETFs permit an investor to purchase a selling interest in a portfolio of stocks throughout the trading day. Because ETFs trade on an exchange, they may not trade at net asset value (NAV). Sometimes, the prices of ETFs may vary significantly from the NAVs of the ETFs underlying securities. Additionally, if a Fund decides to redeem its ETF shares rather than selling them on a secondary market, the Fund may receive the underlying securities which it must sell in order to obtain cash. Most ETFs are investment companies. Therefore, a Funds' purchase of ETF shares are subject to the limitations on and the risks of a Funds' investment in other investment companies, which are described below.

EVENT-LINKED BONDS. A Fund may invest in event-linked bonds, which are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event occurs, a Fund may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company wide losses, index-portfolio losses, industry indices or readings of scientific instruments rather than specified actual losses. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds also may expose a Fund to certain unanticipated risks including issuer (credit) risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risks.

     Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and the Fund will only invest in event-linked bonds that meet the credit quality requirements for the Fund.

FIXED-INCOME SECURITIES. A Fund may invest in fixed-income securities of companies that meet the investment criteria for the Fund. In general, fixed income securities represent a loan on money by the purchaser to the issuer. A fixed income security typically has a fixed payment schedule that obligates the issuer to pay interest to the lender and to return the lender's money over a certain period of time or at a specified date, called "maturity." The security issuer typically must meet its obligations associated with its outstanding fixed income securities before it may declare or pay any dividend to holders of its equity securities, and may also be obliged under the terms of its fixed income securities to maintain certain measures of financial condition. Bonds, notes and commercial paper are typical types of fixed income securities, differing in the length of the issuer's repayment schedule.

     The price of fixed-income securities fluctuates with changes in interest rates and in response to changes in the financial condition of the issuer. The value of fixed income securities generally rises when interest rates fall, and fall when interest rates rise. Prices of longer-term securities generally increase or decrease more sharply than those of shorter-term securities in response to interest rate changes.

ADJUSTABLE AND FLOATING RATE OBLIGATIONS. The Fund may purchase adjustable or floating rate obligations, including floating rate demand notes and bonds. The Fund may invest in adjustable or floating rate obligations whose interest rates are adjusted either at pre-designated periodic intervals or whenever there is a change in the market rate to which the security's interest rate is tied. The Fund also may purchase adjustable or floating rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 397 days, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days' notice. See also the discussion of "Variable Rate Securities" below.

FOREIGN CURRENCY TRANSACTIONS. A Fund that may invest in foreign currency-denominated securities also may purchase and sell foreign currency options and foreign currency futures contracts and related options (see "Derivative Instruments"), and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through forward currency contracts ("forwards") with terms generally of less than one year. A Fund may engage in these transactions in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities. A Fund also may use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

A forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect a Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Although forwards are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. Forwards will be used primarily to adjust the foreign exchange exposure of each Fund with a view to protecting the outlook, and the Fund might be expected to enter into such contracts under the following circumstances:

     LOCK IN. When a Fund desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

     CROSS HEDGE. If a particular currency is expected to decrease against another currency, a Fund may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to some or all of the Fund's portfolio holdings denominated in the currency sold.

     DIRECT HEDGE. If a Fund wants to a eliminate substantially all of the risk of owning a particular currency, or if the sub-adviser expects that a Fund may benefit from price appreciation in a security denominated in a particular foreign currency but does not wish to maintain exposure to that currency, it may employ a direct hedge back into the U.S. dollar. In either case, a Fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated the contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but a Fund would hope to benefit from an increase (if any) in value of the security.

     PROXY HEDGE. A Fund might choose to use a "proxy" hedge, which may be less costly than a direct hedge. In this case, a Fund, having purchased a security denominated in a foreign currency, will sell a currency whose value is expected to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the U.S. and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

FOREIGN SECURITIES. A Fund may invest in foreign securities. Investors should realize that investing in foreign securities involves certain special considerations that typically are not associated with investing in U.S. securities. These include non-U.S. dollar-denominated securities traded principally outside the U.S. and U.S. dollar-denominated securities traded in the U.S. (such as ADRs). Such investments increase a Fund's diversification and may enhance return, but they also involve some special risks such as exposure to potentially adverse local political and economic developments; nationalization and exchange controls; potentially lower liquidity and higher volatility; possible problems arising from accounting, disclosure, settlement, and regulatory practices that differ from U.S. standards; and the chance that fluctuations in foreign exchange rates will decrease the investment's value (favorable changes can increase its value). In addition, foreign securities purchased by the Fund may be subject to foreign government taxes, higher custodian fees, higher brokerage commissions and dividend collection fees. Foreign government securities are issued or guaranteed by a foreign government, province, instrumentality, political subdivision or similar unit thereof.

     CURRENCY RISK. The value of the Fund's foreign investments will be affected by changes in currency exchange rates. The U.S. dollar value of a foreign security decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and increases when the value of the U.S. dollar falls against such currency.

     POLITICAL AND ECONOMIC RISK. The economies of many of the countries in which the Funds may invest may not be as developed as the United States' economy and may be subject to significantly different forces. Political or social instability, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets could also adversely affect the value of the Funds' investments.

     REGULATORY RISK. Foreign companies are not registered with the Securities and Exchange Commission ("SEC") and are generally not subject to the regulatory controls imposed on United States issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, corporate governance practices and requirements comparable to those applicable to domestic companies. Income from foreign securities owned by the Funds may be reduced by a withholding tax at the source, which tax would reduce dividend income payable to the Funds' shareholders.

     MARKET RISK. The securities markets in many of the countries in which the Funds invest will have substantially less trading volume than the major United States markets. As a result, the securities of some foreign companies may be less liquid and experience more price volatility than comparable domestic securities. Increased custodian costs as well as administrative costs (such as the need to use foreign custodians) may be associated with the maintenance of assets in foreign jurisdictions. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers which may make it difficult to enforce contractual obligations. In addition, transaction costs in foreign securities markets are likely to be higher, since brokerage commission rates in foreign countries are likely to be higher than in the United States.

     RISK OF DEVELOPING COUNTRIES. JNL/AIM Real Estate Fund may each invest up to 5% of its total assets in securities of companies located in developing countries. Developing countries are those countries which are not included in the MSCI World Index. The Fund considers various factors when determining whether a company is in a developing country, including whether (1) it is organized under the laws of a developing country; (2) it has a principal office in a developing country; (3) it derives 50% or more of its total revenues from business in a developing country; or (4) its securities are traded principally on a stock exchange, or in an over-the-counter market, in a developing country. Investments in developing countries present risks greater than, and in addition to, those presented by investments in foreign issuers in general. A number of developing countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. Many of the developing securities markets are relatively small or less diverse, have low trading volumes, suffer periods of relative liquidity, and are characterized by significant price volatility. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government
monopolies,   any  of  which  may  have  a  detrimental  effect  on  the  Fund's investments.

FUTURES AND OPTIONS. Futures contracts are often used to manage risk, because they enable the investor to buy or sell an asset in the future at an agreed upon price. Options give the investor the right, but not the obligation, to buy or sell an asset at a predetermined price in the future. A Fund may buy and sell futures contracts (and options on such contracts) to manage its exposure to changes in securities prices and foreign currencies and as an efficient means of adjusting overall exposure to certain markets. A Fund may purchase or sell call and put options on securities, financial indices, and foreign currencies, and may invest in futures contracts on foreign currencies and financial indices, including interest rates or an index of U.S. government securities, foreign government securities or equity or fixed-income securities. A Fund may buy or sell "regulated" futures contracts that are traded on U.S. exchanges, as well as standardized futures contracts that are traded on foreign exchanges or boards of trade, or non-standardized instruments traded in U.S. or foreign over-the-counter or inter-dealer markets.

     Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower a Fund's total return; and the potential loss from the use of futures can exceed the Fund's initial investment in such contracts. These instruments may also be used for non-hedging purposes such as increasing a Fund's income.

     The Fund's use of commodity futures and commodity options trading should not be viewed as providing a vehicle for shareholder participation in a commodity pool. Rather, in accord with regulations adopted by the Commodity Futures Trading Commission (CFTC), a Fund will employ such techniques only for:
(1) hedging purposes; or (2) otherwise, to the extent that (i) aggregate initial margin and required premiums do not exceed 5 percent of the Fund's net assets; or (ii) the "notional" amount of such contracts does not exceed the net assets of the Fund.

     In addition, the JNL/FMR Capital Growth Fund and the JNL/FMR Balanced Fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the Fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the Fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of the Fund's total assets under normal conditions; or
(c) purchase call options if, as a result, the current value of option premiums for call options purchased by the Fund would exceed 5% of the Fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

     If a Fund were unable to liquidate a futures contract or an option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the futures contract or option or to maintain cash or securities in a segregated account.

HIGH-YIELD BONDS. A Fund may invest its assets in fixed-income securities offering high current income that are in the lower-rated categories of recognized rating agencies or, if not rated, considered to be of comparable quality. Investments in lower-rated fixed income securities involve greater risk than investments in higher-rated ("investment grade") securities. High-yield bonds are commonly referred to as "junk bonds."

     High-yield securities frequently are issued by corporations in the growth stage of their development. They may also be issued in connection with a corporate reorganization or a corporate takeover. Companies that issue such high-yielding securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or recession, highly leveraged issuers of high-yield securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. Adverse publicity and investor perceptions regarding lower rated bonds, whether or not based upon fundamental analysis, may also depress the price for such securities. The risk of loss from default by the issuer is significantly greater for the holders of high-yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

     The analysis of the creditworthiness of issuers of lower-rated fixed income securities may be more complex and uncertain than for issuers of higher-rated securities, and the use of credit ratings as the sole method of evaluating high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. A Fund may not rely solely on credit ratings when selecting securities for the Fund, and develops its own independent analysis of issuer credit quality. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the portfolio security if the Fund deems it in the best interest of shareholders.

HYBRID INSTRUMENTS. A Fund may purchase hybrid instruments, which combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Often these hybrid instruments are indexed to the price of a commodity, a particular currency, or a domestic or foreign debt or equity securities index. Hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

ILLIQUID SECURITIES. A Fund may hold illiquid investments. Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the price at which they are valued. Illiquid investments generally include: repurchase agreements not terminable within seven days; securities for which market quotations are not readily available; restricted securities (securities that cannot be offered for sale to the public without first being registered under the Securities Act of 1933) not determined to be liquid in accord with guidelines established by the Trust's Board of Trustees; over-the-counter (OTC) options and, in certain instances, their underlying collateral; and securities involved in swap, cap, collar and floor transactions. See the description of the Funds' investment restrictions below for more information about the Funds' policies with respect to investments in illiquid securities.

     Reduced liquidity in the secondary market for illiquid securities may make it difficult or impossible for the Funds to obtain market quotations based on actual transactions for purposes of valuing the Funds' shares.

     Each Fund may invest up to 15% (10% in the case of JNL/Select Money Market Fund, JNL/Alger Growth Fund, JNL/Oppenheimer Global Growth Fund and JNL/Oppenheimer Growth Fund) of its net assets in securities that are illiquid. Limitations on the resale of restricted securities may have an adverse effect on their marketability, which may prevent a Fund from disposing of them promptly at reasonable prices. A Fund may have to bear the expense of registering such securities for resale, and the risk of substantial delays in effecting such registrations.

INFLATION-INDEXED BONDS. A Fund may purchase inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Such bonds generally are issued at an interest rate lower than typical bonds, but are expected to retain their principal value over time. The interest rate on these bonds is fixed at issuance, but over the life of the bond the interest may be paid on an increasing principal value, which has been adjusted for inflation.

     Inflation-indexed securities issued by the U.S. Treasury have maturities of ten years, although it is anticipated that securities with other maturities will be issued in the future. The securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount.

     If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Fund may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

     The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

     The periodic adjustment of U.S. inflation-index bonds is tied to the Consumer Price-Index for Urban Consumers (CPI-U), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

INVESTMENT COMPANIES. A Fund may invest in investment companies, including other Funds of the Trust, to the extent permitted under the 1940 Act, including unaffiliated money market funds. A Fund may invest cash balances in shares of investment companies, including other Funds of the Trust, which are money market funds managed by the Trust's investment adviser or its affiliates. As a shareholder in an investment company, the Fund would bear its pro rata share of that investment company's expenses, which could result in duplication of certain fees, including management and administrative fees.

MORTGAGE-BACKED SECURITIES. A Fund may invest in mortgage-backed securities. Mortgage-backed securities are securities representing an interest in a pool of mortgages. The mortgages may be of a variety of types, including adjustable rate, conventional 30-year, fixed-rate, graduated payment, and 15-year. Principal and interest payments made on the mortgages in the underlying mortgage pool of a mortgage-backed security held by a Fund are passed through to the Fund. This is in contrast to traditional bonds where principal is normally paid back at maturity in a lump sum. Unscheduled prepayments of principal shorten the securities' weighted average life and may raise or lower their total return. (When a mortgage in the underlying mortgage pool is prepaid, an unscheduled principal prepayment is passed through to the Fund. This principal is returned to the Fund at par. As a result, if a mortgage security were trading at a discount, its total return would be increased by prepayments. Conversely, if a mortgage security is trading at a premium, its total return would be decreased by prepayments.). The value of these securities also may change because of changes in the market's perception of the creditworthiness of the issuer. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies. In the case of privately-issued mortgage-related and asset-backed securities, the Funds take the position that such instruments do not represent interests in any particular industry or group of industries.

MORTGAGE DOLLAR ROLLS AND U.S. TREASURY ROLLS. A Fund may enter into mortgage dollar rolls in which a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a Fund foregoes principal and interest paid on the mortgage-backed securities. A Fund is compensated by the interest earned on the cash proceeds of the initial sale and from negotiated fees paid by brokers offered as an inducement to the Fund to "roll over" its purchase commitments. A Fund may only enter into covered rolls. A "covered roll" is a type of dollar roll for which the Fund maintains an offsetting cash or cash equivalent position which matures on or before the forward repurchase settlement date of the dollar roll transaction. At the time a Fund enters into a "covered roll," it will establish a segregated account with its custodian bank in which it will maintain cash, U.S. government securities or other liquid assets equal in value to its repurchase obligation and, accordingly, such dollar rolls will not be considered borrowings. Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

     In a U.S. Treasury roll, a Fund sells U.S. Treasury securities and buys back "when issued" U.S. Treasury securities of slightly longer maturity for simultaneous settlement on the settlement date of the "when issued" U.S. Treasury security. A Fund might enter into this type of transaction to (i) incrementally adjust the average maturity of its portfolio (which otherwise would constantly decrease with the passage of time), or (ii) increase the interest yield on its portfolio by extending the average maturity of the portfolio. During the period before the settlement date of a U.S. Treasury roll, the Fund continues to earn interest on the securities it is selling, but does not earn interest on the securities it is purchasing until after the settlement date. A Fund could suffer an opportunity loss if the counter-party to the roll transaction failed to perform its obligations on the settlement date, and if market conditions changed adversely between the date of the transaction and the date of settlement. However, to minimize this risk, the Funds intend to enter into U.S. Treasury roll transactions only with government securities dealers recognized by the Federal Reserve Board or with member banks of the Federal Reserve System.

PARTICIPATIONS AND ASSIGNMENTS. A Fund may invest in fixed- and floating-rate loans (Loans) arranged through private negotiations between a corporate borrower or a foreign sovereign entity and one or more financial institutions (Lenders). A Fund may invest in such Loans in the form of participations in Loans (Participations) and assignments of all or a portion of Loans from third parties (Assignments). Participations typically will result in a Fund having a contractual relationship only with the Lender, not with the borrower. A Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and a Fund may not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, a Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, a Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. A Fund will acquire Participations only if the Lender interpositioned between a Fund and the borrower is determined by the sub-adviser to be creditworthy. When a Fund purchases Assignments from Lenders, a Fund will acquire direct rights against the borrower on the Loan, except that under certain circumstances such rights may be more limited than those held by the assigning Lender.

     A Fund may have difficulty disposing of Assignments and Participations. Because the market for such instruments is not highly liquid, such instruments could be resold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on a Fund's ability to dispose of particular Assignments or Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The Funds currently treat investments in Participations and Assignments as illiquid for purposes of their limitations on investment in illiquid securities. However, the Trustees may in the future adopt guidelines for determining whether Assignments and Loan Participations are liquid or illiquid.

PASSIVE FOREIGN INVESTMENT COMPANIES. A Fund may purchase the securities of passive foreign investment companies. A passive foreign investment company, in general, is a foreign corporation of which either at least 75% of its income is passive or an average of at least 50% of its assets produce, or are held for the production of, passive income. In addition to bearing their proportionate share of the Trust's annual operating expenses, shareholders will also indirectly bear similar expenses of such investment companies.

PORTFOLIO TURNOVER. A Fund may engage in short-term transactions if such transactions further its investment objective. A Fund may sell one security and simultaneously purchase another of comparable quality or simultaneously purchase and sell the same security to take advantage of short-term differentials in bond yields or otherwise purchase individual securities in anticipation of relatively short-term price gains. The rate of portfolio turnover will not be a determining factor in the purchase and sale of such securities. Portfolio turnover rates also may be increased by purchases or redemptions of a Fund's shares, because of the need to invest new cash resulting from purchases of shares or the need to sell portfolio securities owned in order to meet redemption requests. Increased portfolio turnover necessarily results in correspondingly higher costs including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities.

REAL ESTATE INVESTMENT TRUSTS (REITS). REITs are pooled investment vehicles whose assets consist primarily of interests in real estate and real estate loans. The REITs in which a Fund may invest include equity REITs, which own real estate properties and realize income from rents and gain or loss from the sale of real estate interests, and mortgage REITs, which make construction, development and long-term mortgage loans and realize income from interest payments on loans. The value of an equity REIT may be affected by changes in the value of the underlying property, while a mortgage REIT may be affected by the quality of the credit extended. The performance of both types of REITs depends upon conditions in the real estate industry, management skills and the amount of cash flow. The risks associated with REITs include defaults by borrowers, heavy cash flow dependency, self-liquidation, failure to qualify as a "pass-through" entity under the Federal tax law, failure to qualify as an exempt entity under the 1940 Act, and the fact that REITs are not diversified. REITs (especially mortgage REITs) are subject to interest rate risk.

REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS. A Fund may invest in repurchase or reverse repurchase agreements. A repurchase agreement involves the purchase of a security by a Fund and a simultaneous agreement by the seller (generally by a bank or broker-dealer) to repurchase that security from the Fund at a specified price and date or upon demand. This technique offers a method of earning income on idle cash. A repurchase agreement may be considered a loan collateralized by the underlying security, which typically is a U.S. Treasury bill or note, or other highly liquid short-term security. A Fund will only enter into repurchase agreements that are fully collateralized. For a repurchase agreement to be considered fully collateralized, the Fund must take physical possession of the security or receive written confirmation of the purchase and a custodial or safekeeping receipt from a third party or be recorded as the owner of the security through the Federal Reserve Book Entry System.

     The Fund may invest in open repurchase agreements which vary from the typical agreement in the following respects: (1) the agreement has no set maturity, but instead matures upon 24 hours' notice to the seller; and (2) the repurchase price is not determined at the time the agreement is entered into, but is instead based on a variable interest rate and the duration of the agreement. In addition, a Fund, together with other registered investment companies having management agreements with the Investment Adviser or its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

     When a Fund invests in a reverse repurchase agreement, it sells a portfolio security to another party, such as a bank or a broker-dealer, in return for cash, and agrees to buy the security back at a future date and price. Reverse repurchase agreements may be used to provide cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities or to earn additional income on portfolio securities, such as Treasury bills and notes.

RULE 144A SECURITIES. Rule 144A securities are securities which, while privately placed, are eligible for purchase and resale pursuant to Rule 144A under the 1933 Act. This Rule permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities even though such securities are not registered under the 1933 Act. The sub-advisers, under the supervision of the Board and in accordance with guidelines approved by the Board, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Funds' restriction on investment in illiquid securities. Determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination the sub-advisers will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, the sub-advisers could consider the (i) frequency of trades and quotes; (ii) number of dealers and potential purchasers; (iii) dealer undertakings to make a market; and (iv) nature of the security and of market place trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The sub-advisers will also monitor the liquidity of Rule 144A securities and, if as a result of changed conditions, the sub-advisers determines that a Rule 144A security is no longer liquid, the sub-advisers will review a Fund's holdings of illiquid securities to determine what, if any, action is required to assure that such Fund complies with its restriction on investment in illiquid securities. Investing in Rule 144A securities could increase the amount of each Fund's investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

SECURITIES LENDING. Lending portfolio securities enables a Fund to earn additional income, but could result in a loss or delay in recovering these securities. The borrower of a Fund's portfolio securities must deposit acceptable collateral with the Fund's custodian in an amount, marked to market daily, at least equal to the market value of the securities loaned, plus accrued interest and dividends. Acceptable collateral is limited to cash, U.S. government securities and irrevocable letters of credit that meet certain guidelines. A Fund may reinvest any cash collateral in money market investments or other short-term liquid investments. A Fund retains authority to terminate any of its loans at any time. A Fund may terminate a loan and regain record ownership of loaned securities to exercise ownership rights, such as voting and subscription rights, when regaining such rights is considered to be in the Fund's interest.

The Funds' Board of Trustees has approved each Fund's participation in a securities lending program. Under the securities lending program, the Funds have retained an affiliate of a sub-adviser to serve as the securities lending agent (Mellon Trust of New England, N.A.). Mellon Trust of New England, N.A. also serves as the Funds' custodian. A Fund will receive amounts equivalent to any dividends, interest or other distributions on the securities loaned. The Funds' Board of Trustees will periodically review information on the Funds' securities lending program.

The net securities lending revenue is shared by the lending agent and the Funds. The Funds retain 100% of their portion. The securities lending revenue "split" between the Funds and the lending agent was determined based on the Adviser's review of competitive industry information. The Adviser will periodically review the "split" between the lending agent and the Funds.

SHORT SALES. A Fund may sell securities short. A short sale is the sale of a security the Fund does not own. If a Fund sells a security short, it must borrow from a broker-dealer or other lender that security to deliver to the purchaser in the short sale. A short sale is "against the box" if at all times when the short position is open the Fund owns an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. To the extent that a Fund engages in short sales that are not "against the box," it must maintain asset coverage in the form of assets determined to be liquid by the sub-adviser in accord with procedures established by the Board of Trustees, in a segregated account, or otherwise cover its position in a permissible manner. If the value of the security sold short goes up, the Fund will have to buy it back at that higher price resulting in a loss to the Fund, to make good on the borrowing.

SHORT-TERM CORPORATE DEBT SECURITIES. A Fund may invest in short-term corporate debt securities. These are non-convertible corporate debt securities (E.G., bonds, debentures or notes) which have one year or less remaining to maturity. Short-term corporate debt securities may have fixed, variable, or floating rates.

STANDARD & POOR'S DEPOSITORY RECEIPTS (SPDRS). SPDRs are American Stock Exchange-traded securities that represent ownership in the SPDR Trust, a trust that has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500 Index. The SPDR Trust is sponsored by a subsidiary of the American Stock Exchange. SPDRs may be used for several reasons including but not limited to: facilitating the handling of cash flows or trading, or reducing transaction costs. The use of SPDRs would introduce additional risk to a Fund as the price movement of the instrument does not perfectly correlate with the price action of the underlying index.

STRIPPED MORTGAGE-BACKED SECURITIES. A Fund may purchase stripped mortgage-backed securities, which may be considered derivative mortgage-backed securities. Stripped mortgage-backed securities may be issued by agencies or instrumentalities of the U.S. government or by private entities. Stripped mortgage-backed securities have greater volatility than other types of mortgage-backed securities. Stripped mortgage-backed securities are structured with two or more classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In the most extreme case, one class will receive all of the interest (IOs, or "interest-only" securities), while the other class will receive all of the principal (POs, or "principal-only" securities). The yield to maturity of such mortgage-backed securities that are purchased at a substantial discount or premium are extremely sensitive to changes in interest rates as well as to the rate of principal payments (including prepayments) on the related underlying mortgage assets.

     As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. The value of the other mortgage-backed securities described herein, like other debt instruments, will tend to move in the opposite direction compared to interest rates.

     The cash flows and yields on IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. For example, a rapid or slow rate of principal payments may have a material adverse effect on the prices of IOs or POs, respectively. If the underlying mortgage assets experience greater than anticipated prepayments of principal, an investor may fail to recoup fully its initial investment in an IO class of a stripped mortgage-backed security, even if the IO class is rated AAA or AA or is derived from a full faith and credit obligation of an agency or instrumentality of the U.S. government. Conversely, if the underlying mortgage assets experience slower than anticipated prepayments of principal, the price on a PO class will be affected more severely than would be the case with a traditional mortgage-backed security.

SUPRANATIONAL  AGENCY  SECURITIES.  A Fund may  invest in  securities  issued or
guaranteed  by  certain  supranational   entities,  such  as  the  International
Development Bank.

SPECIAL SITUATIONS. A Fund may invest in "special situations." A special situation arises when, in the opinion of the Fund's investment sub-adviser, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development applicable to that company, and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others: liquidations, reorganizations, recapitalizations, mergers, material litigation, technical breakthroughs, and new management or management policies. Although large and well-known companies may be involved, special situations more often involve comparatively small or unseasoned companies. Investments in unseasoned companies and special situations often involve much greater risk than is inherent in ordinary investment securities.

SWAP AGREEMENTS. A Fund may enter into interest rate, index and, to the extent it may invest in foreign currency-denominated securities, currency exchange rate swap agreements. Each Fund may also enter into options on swap agreements. These transactions are entered into an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower costs to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or change in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate "caps," under which, in return for premium, one party agrees to make payments to the other to the extent that interest rates rise above a specified rate; interest rate "floors," under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate; and interest rate "collars," under which a party sells a "cap" and purchases a "floor" or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum values.

     Most swap agreements entered into by a Fund would calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by the sub-adviser in accord with procedures established by the Board of Trustees, to avoid any potential leveraging of the Fund's portfolio. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the 1940 Act's restriction concerning issuance by a Fund of senior securities. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.

     Whether a Fund's use of swap agreements will be successful in furthering its investment objective of total return will depend on the sub-adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be construed to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund's repurchase agreement guidelines). Certain restrictions imposed on the Fund by the Internal Revenue Code may limit the Fund's ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

     For purposes of applying the Funds' investment policies and restrictions (as stated in the prospectuses and this SAI) swap agreements are generally valued by the Funds at market value. In the case of a credit default swap sold by a Fund (I.E., where the Fund is selling credit default protection), however, the Fund will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the Funds for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

     A Fund may enter into credit default swap agreements. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation in exchange for the reference obligation. A Fund may be either the buyer or seller in a credit default swap transaction. If a Fund is a buyer and no event of default occurs, the Fund will lose its investment and recover nothing. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swap transactions involve greater risks than if a Fund had invested in the reference obligation directly.

TRADE CLAIMS. The JNL/Franklin Templeton Small Cap Value Fund may buy trade claims from creditors of companies in financial difficulty who seek to reduce the number of debt obligations they are owed. Such trade creditors generally sell their claims in an attempt to improve their balance sheets and reduce uncertainty regarding payments. For buyers, trade claims offer the potential for profits since they are often purchased at a significantly discounted value and, consequently, have the potential for higher income and capital appreciation should the debt issuer's financial position improve. Trade claims are generally liquid, as there is a secondary market, but the Board of Trustees will monitor their liquidity. An investment in trade claims is speculative and there can be no guarantee that the debt issuer will ever be able to satisfy the obligation. Further, trading in trade claims is not regulated by federal securities laws but primarily by bankruptcy and commercial laws. Because trade claims are unsecured obligations, holders may have a lower priority than secured or preferred creditors. At the present time, however, each Fund intends to limit these investments to no more than 5% of its net assets.

UNSEASONED ISSUERS. Investments in the equity securities of companies having less than three years' continuous operations (including operations of any predecessor) involve more risk than investments in the securities of more established companies because unseasoned issuers have only a brief operating history and may have more limited markets and financial resources. As a result, securities of unseasoned issuers tend to be more volatile than securities of more established companies.

U.S. GOVERNMENT OBLIGATIONS. Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include bills, notes and bonds issued by the U.S. Treasury, as well as "stripped" or "zero coupon" U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury notes or bonds. Stripped securities are sold at a discount to their "face value," and may exhibit greater price volatility than interest-bearing securities since investors receive no payment until maturity. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Student Loan Marketing Association ("SLMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, though issued by an instrumentality chartered by the U.S. Government, like the Federal Farm Credit Bureau ("FFCB"), are supported only by the credit of the instrumentality. The U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so.

VARIABLE RATE SECURITIES. Variable rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations provide that interest rates are adjusted periodically based upon some appropriate interest rate adjustment index described in the respective obligations. The adjustment intervals may be regular and range from daily up to annually, or may be event based, such as on a change in the prime rate.

     A Fund may invest in floating rate debt instruments ("floaters") and engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide a Fund with a certain degree of protection against rises in interest rates, a Fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by changes in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

     A Fund may also invest in inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality. The Funds have adopted a policy under which no Fund will invest more than 5% of its assets in any combination of inverse floater, interest only ("IO"), or principal only ("PO") securities.

WARRANTS. A Fund may invest in warrants. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Warrants constitute options to purchase equity securities at a specific price, and are valid for a specific period of time. They do not represent ownership of the equity securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security that may be purchased on their exercise, whereas call options may be issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENT CONTRACTS. A Fund may purchase securities on a when-issued or delayed delivery basis ("when-issueds") and may purchase securities on a forward commitment basis ("forwards"). Any or all of a Fund's investments in debt securities may be in the form of when-issueds and forwards. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment take place at a later date. Normally, the settlement date occurs within 90 days of the purchase for when-issueds, but the period may be substantially longer for forwards. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The purchase of these securities will result in a loss if their value declines prior to the settlement date. This could occur, for example, if interest rates increase prior to settlement. The longer the period between purchase and settlement, the greater the risk. At the time the Fund makes the commitment to purchase these securities, it will record the transaction and reflect the value of the security in determining its net asset value. The Fund will maintain segregated cash or liquid assets with its custodian bank at least equal in value to its when-issued and forward commitments during the period between the purchase and the settlement (alternatively, a Fund may earmark liquid assets on its records for segregated asset purposes). During this period, alternative investment options are not available to the Fund to the extent of the segregated cash or liquid assets.

A Fund may enter into buy/sell back transactions (a form of delayed delivery agreement). In a buy/sell back transaction, a Fund enters a trade to sell securities at one price and simultaneously enters a trade to buy the same securities at another price for settlement at a future date.

ZERO COUPON, STRIPPED AND PAY-IN-KIND BONDS. Unless otherwise stated herein, a Fund may invest up to 10% of its assets in "zero coupon" bonds or "strips." Zero coupon bonds do not make regular interest payments; rather, they are sold at a discount from face value. Principal and accreted discount (representing interest accrued but not paid) are paid at maturity. Strips are debt securities that are stripped of their interest after the securities are issued, but otherwise are comparable to zero coupon bonds. A Fund may also purchase "pay-in-kind" bonds. Pay-in-kind bonds pay all or a portion of their interest in the form of debt or equity securities.

     Zero coupon, stripped and pay-in-kind bonds tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon or stripped securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities of similar quality and with similar maturities. Zero coupon securities and pay-in-kind bonds may be issued by a wide variety of corporate and governmental issuers.

     Current federal income tax law requires holders of zero coupon and stripped securities, certain pay-in-kind securities, and certain other securities acquired at a discount, to accrue current interest income with respect to such securities even though no payment of interest is actually received, and a regulated investment company, such as a Fund, may be required to distribute its net income, including the interest income accrued but not actually received, to its shareholders. To avoid income or excise tax, a Fund may be required to distribute income accrued with respect to these discount securities, and may need to dispose of other securities owned to generate cash sufficient to make such distributions. The operation of these tax requirements may make such investments less attractive to investment companies and to taxable investors.

MONEY MARKET FUND INVESTMENTS

     The JNL/Select Money Market Fund will comply with Rule 2a-7, (the "Rule") under the Investment Company Act (the "Act"), as amended from time to time, including the diversification, quality and maturity limitations imposed by the Rule. The Rule is applicable to any registered investment company, such as the Fund, which holds itself out as a "money market" fund and which seeks to maintain a stable net asset value per share by either the "amortized cost" or "penny rounding" methods of determining net asset value.

     It is the policy of the Fund to seek to maintain a stable net asset value per share of $1.00. The portfolio investments of the Fund are valued on the basis of their "amortized cost" in accordance with the Rule. This involves valuing an investment at its cost initially and, thereafter, assuming a constant rate of amortization to maturity of the investment of any discount or premium, regardless of the impact of fluctuating interest rates on the fair market value of the investment during the period in which it is held by the Fund prior to its maturity. While this method provides certainty in valuation, it may result in periods during which the value of an investment, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the investment in the market. The Rule imposes certain diversification, quality and maturity requirements for money market funds in order to reduce the risk the Fund's net asset value per share as determined by the fair market value of the investments held will materially differ from the Fund's net asset value per share determined on the basis of amortized cost. However, there can be no assurance the Fund will be able to maintain a stable net asset value per share of $1.00.

     Pursuant to the Rule, the Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, and may invest only in U.S. dollar-denominated "Eligible Securities" (as that term is defined in the Rule) that have been determined by the sub-adviser, pursuant to procedures approved by the Trustees, to present minimal credit risks. Generally, an Eligible Security is a security that (i) has a remaining maturity of 397 days or less and (ii) is rated, or is issued by an issuer with short-term debt outstanding that is rated, in one of the two highest rating categories by two nationally recognized statistical rating organizations ("NRSRO") or, if only one NRSRO has issued a rating, by that NRSRO (the "requisite NRSRO"). An unrated security may also be an Eligible Security if the sub-adviser determines that it is of comparable quality to a rated Eligible Security pursuant to the guidelines approved by the Trustees. A description of the ratings of some NRSROs appears in the Appendix to this Statement of Additional Information. Securities in which the Fund invests may be subject to liquidity or credit enhancements. These securities are generally considered to be Eligible Securities if the enhancement or the issuer of the enhancement has received the appropriate rating from the requisite NRSROs.

     Under the Rule, the Fund may not invest more than five percent of its assets in the securities of any one issuer, other than the U.S. government, its agencies and instrumentalities. A "first tier security" is an Eligible Security that has received a short-term rating from the requisite NRSROs in the highest short-term rating category for debt obligations, or is an unrated security deemed to be of comparable quality. Government securities are also considered to be first tier securities. The Fund may not invest in a security that has received, or is deemed comparable in quality to a security that has received the second highest rating by the requisite number of NRSROs (a "second tier security") if immediately after the acquisition thereof the Fund would have invested more than (i) the greater of one percent of its total assets or one million dollars in securities issued by that issuer which are second tier securities, or (ii) five percent of its total assets in second tier securities.

                         ADDITIONAL RISK CONSIDERATIONS

EMERGING MARKETS. The risk considerations noted below under "Foreign Securities" may be particularly relevant in the case of investments in developing countries. Investments in securities of issuers in emerging markets countries may involve a high degree of risk and many may be considered speculative. These investments carry all of the risks of investing in securities of foreign issuers to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) limitations on daily price changes and the small current size of the markets for securities of emerging markets issuers and the currently low or nonexistent volume of trading, resulting in lack of liquidity and in price volatility; (iii) certain national policies which may restrict a Fund's investment opportunities including limitations on aggregate holdings by foreign investors and restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and (iv) the absence of developed legal structures governing private or foreign investment and private property. In addition, emerging market economies may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

FOREIGN SECURITIES. Investments in foreign securities, including those of foreign governments, involve risks that are different in some respects from investments in securities of U.S. issuers, such as the risk of fluctuations in the value of the currencies in which they are denominated, a heightened risk of adverse political and economic developments and, with respect to certain countries, the possibility of expropriation, nationalization or confiscatory taxation or limitations on the removal of funds or other assets of a Fund. Securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. There also may be less publicly available information about foreign issuers than domestic issuers, and foreign issuers generally are not subject to the uniform accounting, auditing and financial reporting standards, practices and requirements applicable to domestic issuers. Certain markets may require payment for securities before delivery. A Fund may have limited legal recourse against the issuer in the event of a default on a debt instrument. Delays may be encountered in settling securities transactions in certain foreign markets and a Fund will incur costs in converting foreign currencies into U.S. dollars. Bank custody charges are generally higher for foreign securities. The Funds that invest primarily in foreign securities are particularly susceptible to such risks. Investments in ADRs generally involve the same risks as direct investments in foreign securities, except they do not involve the same direct currency and liquidity risks as direct investments in foreign securities.

     The share price of a Fund that invests in foreign securities will reflect the movements of both the prices of the portfolio securities and the currencies in which such securities are denominated. A Fund's foreign investments may cause changes in a Fund's share price that have a low correlation with movement in the U.S. markets. Because most of the foreign securities in which a Fund invests will be denominated in foreign currencies, or otherwise will have values that depend on the performance of foreign currencies relative to the U.S. dollar, the relative strength of the U.S. dollar may be an important factor in the
performance  of  a  Fund,   depending  on  the  extent  of  the  Fund's  foreign
investments.

     A Fund may employ certain strategies in order to manage currency exchange rate risks. For example, a Fund may hedge some or all of its investments denominated in or exposed to a foreign currency against a decline in the value of that currency. A Fund may enter into contracts to sell that foreign currency for U.S. dollars (not exceeding the value of a Fund's assets denominated in or exposed to that currency) or by participating in options or futures contracts with respect to such currency (position hedge). A Fund could also hedge that position by selling a second currency, which is expected to perform similarly to the currency in which portfolio investments are denominated, for U.S. dollars (proxy hedge). A Fund may also enter into a forward contract to sell the currency in which the security is denominated for a second currency that is expected to perform better relative to the U.S. dollar if the sub-adviser believes there is a reasonable degree of correlation between movements in the two currencies (cross hedge). A Fund may also enter into a forward contract to sell a currency in which portfolio securities are denominated in exchange for a second currency in order to manage its currency exposure to selected countries. In addition, when a Fund anticipates purchasing securities denominated in or exposed to a particular currency, the Fund may enter into a forward contract to purchase or sell such currency in exchange for the dollar or another currency (anticipatory hedge).

     These strategies seek to minimize the effect of currency appreciation as well as depreciation, but do not protect against a decline in the underlying value of the hedged security. In addition, such strategies may reduce or eliminate the opportunity to profit from increases in the value of the original currency and may impact adversely a Fund's performance depending on the sub-adviser's ability to correctly predict future exchange rates. If the sub-adviser employs such strategies based on an incorrect prediction of future exchange rates, the Fund's return may be lower than if such strategies had not be employed at all.

FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS. The use of futures, options, forward contracts, and swaps (derivative instruments) exposes a Fund to additional investment risks and transaction costs. If a sub-adviser seeks to protect a Fund against potential adverse movements in the securities, foreign currency or interest rate markets using these instruments, and such markets do not move in a direction adverse to the Fund, that Fund could be left in a less favorable position than if such strategies had not been used. Risks inherent in the use of futures, options, forward contracts and swaps include: (i) the risk that interest rates, securities prices and currency markets will not move in the directions anticipated; (ii) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (iii) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; and
(iv) the possible absence of a liquid secondary market for any particular instrument at any time. Investments in derivative instruments traded on foreign exchanges or in foreign markets also entail the additional risks described above with respect to foreign securities. Foreign derivatives may be standardized contracts traded on a foreign exchange or board of trade, or traded in over-the-counter or inter-dealer markets.

     A Fund may purchase and sell both put and call options on fixed income or other securities, swap agreements or indices in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on an over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

     An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by a specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

     A Fund may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient cash or liquid assets are segregated to meet the Fund's immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund also will segregate cash or liquid assets equivalent to the amount, if any, by which the put is "in the money."

HIGH-YIELD/HIGH-RISK BONDS. Lower-rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. More careful analysis of the financial condition of issuers of lower-rated securities is therefore necessary. During an economic downturn or a period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing.

     The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities. Since the previous major U.S. economic recession, there has been a substantial increase in the use of high-yield debt securities to fund highly leveraged corporate acquisitions and restructurings, so past experience with high-yield securities in a prolonged economic downturn may not provide an accurate indication of likely behavior of such investments during such periods. Lower-rated securities also may have less liquid markets than higher-rated securities, and their liquidity as well as their value may be more severely affected by adverse economic conditions. Many high-yield bonds do not trade frequently. When they do trade, their price may be substantially higher or lower than had been expected. A lack of liquidity also means that judgment may play a bigger role in valuing the securities. Adverse publicity and investor perceptions as well as new or proposed laws may also have a greater negative impact on the market for lower rated bonds.

     A Fund may also invest in unrated debt securities of foreign and domestic issuers. Unrated debt, while not necessarily of lower quality than rated securities, may not have as broad a market. Sovereign debt of foreign governments is generally rated by country, because these ratings do not take into account individual factors relevant to each issue and may not be updated regularly.

HIGH-YIELD FOREIGN SOVEREIGN DEBT SECURITIES. Investing in fixed and floating rate high-yield foreign sovereign debt securities will expose the Fund investing in such securities to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities. (See "Foreign Securities.") The ability and willingness of sovereign obligors in developing and emerging market countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Countries such as those in which a Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's policy towards the International Monetary Fund, the World Bank and other international agencies.

HYBRID INSTRUMENTS. The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, including volatility and lack of liquidity. Reference is made to the discussion of futures, options, and forward contracts herein for a discussion of these risks. Further, the prices of the hybrid instrument and the related commodity or currency may not move in the same direction or at the same time. Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss. In addition, because the purchase and sale of hybrid instruments could take place in an over-the-counter or in a private transaction between the Fund and the seller of the hybrid instrument, the creditworthiness of the counter-party to the transaction would be an additional risk factor that the Fund must consider. Hybrid instruments also may not be subject to regulation of the Commodity Futures Trading Commission, which generally regulates the trading of commodity futures on U.S. exchanges, the Securities and Exchange Commission, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

                 INVESTMENT RESTRICTIONS APPLICABLE TO ALL FUNDS

FUNDAMENTAL POLICIES. Each Fund is subject to certain fundamental policies and restrictions that may not be changed without shareholder approval. Shareholder approval means approval by the lesser of (i) more than 50% of the outstanding voting securities of the Trust (or a particular Fund if a matter affects just that Fund), or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or the affected Fund) are present or represented by proxy. Unless otherwise indicated, all restrictions apply at the time of investment.

     (1) Each Fund, except the JNL/S&P Managed Growth Fund, JNL/S&P Managed Conservative Fund, JNL/S&P Managed Moderate Growth Fund, JNL/S&P Managed Moderate Fund, JNL/S&P Managed Aggressive Growth Fund, JNL/Lazard Small Cap Value Fund and JNL/Lazard Mid Cap Value Fund, shall be a "diversified company," as such term is defined under the 1940 Act.

     (2) No Fund (except for the JNL/AIM Real Estate Fund) may invest more than 25% (for the AIM sub-advised Funds, the percentage limitation is a non-fundamental restriction) of the value of their respective assets in any particular industry (other than U.S. government securities or shares of the JNL/Select Money Market Fund). For example, the telecommunications industry is comprised of several services which are considered separate industries by the sub-advisers. Services can include cellular, long distance, paging and messaging, satellite or data and internet. As the telecommunications industry continues to expand, there may be more service industries created.

               JNL/AIM Real Estate Fund will concentrate (as such term may be defined or interpreted under the 1940 Act, the rules thereunder, and governing interpretations) its investments in the securities of domestic and foreign real estate and real estate-related companies. For purposes of this fundamental restriction regarding industry concentration, real estate and real estate-related companies shall consist of companies (i) that at least 50% of its assets, gross income or net profits are attributable to ownership, construction, management, or sale of residential, commercial or industrial real estate, including listed equity REITs that own property, and mortgage REITs which make short-term construction and development mortgage loans or which invest in long-term mortgages or mortgage pools, or
          (ii) whose products and services are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions which issue or service mortgages.

     (3) No Fund may invest directly in real estate or interests in real estate (except for the JNL/AIM Real Estate Fund); however, the Fund may own debt or equity securities issued by companies engaged in those businesses.

     (4) The JNL/ Franklin Templeton Small Cap Value Fund may not invest in oil, gas or other mineral leases, exploration or development programs, including limited partner ship interests.

     (5) No Fund may purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this limitation shall not prevent the Fund from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

     (6) No Fund may lend any security or make any other loan if, as a result, more than 33 1/3% (for the AIM sub-advised Funds, the percentage limitation is a non-fundamental restriction) of the Fund's total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or repurchase agreements).

     (7) No Fund may act as an underwriter of securities issued by others, except to the extent that a Fund may be deemed an underwriter in connection with the disposition of portfolio securities of such Fund.

     (8) No Fund may invest more than 15% of its net assets (10% in the case of the JNL/Select Money Market Fund, the JNL/Alger Growth Fund, the JNL/Oppenheimer Global Growth Fund and the JNL/Oppenheimer Growth
          Fund) in illiquid securities. This limitation does not apply to securities eligible for resale pursuant to Rule 144A of the Securities Act of 1933 or commercial paper issued in reliance upon the exemption from registration contained in Section 4(2) of that Act, which have been determined to be liquid in accord with guidelines established by the Board of Trustees.

     (9) No Fund may issue senior securities except that a Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 25% (33 1/3% for the AIM sub-advised Funds, the JNL/Franklin Templeton Small Cap Value Fund and JNL/Goldman Sachs Mid Cap Value Fund) of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). If borrowings exceed 25% of the value of a Fund's (not applicable to the AIM sub-advised Funds and the JNL/Franklin Templeton Small Cap Value Fund) total assets by reason of a decline in net assets, the Fund will reduce its borrowings within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements, deposits of assets to margin or guarantee positions in futures, options, swaps and forward contracts, or the segregation of assets in connection with such contracts, or dollar rolls where segregated.

OPERATING POLICIES. The Trustees have adopted additional investment restrictions for the Fund. These restrictions are operating policies of the Fund and may be changed by the Trustees without shareholder approval. The additional investment restrictions adopted by the Trustees to date include the following:

FOR EACH FUND, TO THE EXTENT APPLICABLE:

     (a) The Funds intend to comply with the CFTC regulations limiting a Fund's investments in futures and options for non-hedging purposes.

FOR THE JNL/AIM LARGE CAP GROWTH FUND AND JNL/AIM SMALL CAP GROWTH FUND:

     (a) The Fund may not deposit or pledge as collateral, more than 10% of its total assets for short sales ("against the box") at any one time.

     (b) The Fund may not invest more than 25% of its net assets in foreign securities.

     (c) The Fund may not invest more than 15% of its net assets in illiquid securities.

     (d) The JNL/AIM Small Cap Growth Fund and JNL/AIM Large Cap Growth Fund may not invest more than 15% of its net assets in REITs.

     (e) The Funds will not write options if, immediately after such sale, the aggregate value of securities or obligations underlying the outstanding options exceeds 20% of the Fund's total assets. The Funds will not purchase options if, at any time of the investment, the aggregate premiums paid for the options exceed 5% of the Fund's total assets.

     (f) The Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund's total assets.

     (g) The Funds do not intend to invest more than 5% in futures contracts. Additionally, they currently do not intend to invest in any security (including futures contracts or options thereon) that are secured by physical commodities.

FOR THE JNL/AIM REAL ESTATE FUND:

     (a) The Fund will normally invest at least 80% of its assets in securities of real estate and real estate-related companies.

     (b) The Fund may invest up to 25% of its total assets in foreign securities.

     (c) The Fund may invest up to 5% of their total assets in securities of companies located in developing countries.

FOR THE JNL/ALGER GROWTH FUND:

     (a) At least 85% of the Fund's net assets, under normal market conditions, will be invested in equity securities and at least 65% of its total assets will be invested in the equity securities of companies that, at the time their securities are purchased by the Fund, have a market capitalization of $1 billion or more.

     (b) The Fund may hold up to 15% of its net assets in money market instruments and repurchase agreements.

FOR THE JNL/EAGLE CORE EQUITY FUND:

     (a) At least 80% of the Fund's assets (net assets plus the amount of any borrowings for investment purposes), under normal circumstances, will be invested in U.S. common stocks.

     (b) The Fund may invest up to 20% of its assets in non-investment grade securities.

     (c) The Fund may invest up to 25% of its total assets in foreign securities.

FOR THE JNL/EAGLE SMALLCAP EQUITY FUND:

     (a) At least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) will be invested, under normal circumstances, in the equity securities of companies with market capitalizations in the range of companies represented by the Russell 2000(R) Index.

     (b) The Fund may invest up to 5% of its assets in non-investment grade securities.

FOR THE JNL/FRANKLIN TEMPLETON SMALL CAP VALUE FUND:

     (a) The Fund may not invest in any company for the purpose of exercising control or management, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment goal and policies as the Fund.

     (b) The Fund may not purchase securities on margin, except that the Fund may make margin payments in connection with futures, options and currency transactions.

     (c)  The Fund may invest up to 15% in high yield bonds.

     (d) The Fund may not buy securities of open-end or closed-end investment companies, except that the Fund may: (i) buy securities of open-end or closed-end investment companies in compliance with the 1940 Act; (ii) invest all or substantially all of its assets in another registered investment company having the same investment goal and policies as the Fund; or (iii) invest in shares of one or more money market funds managed by the manager or its affiliates, to the extent permitted by exemptions granted under the 1940 Act, as amended.

     (e) The Fund may not invest more that 5% of its assets in securities of issuers with less than 3 years continuous operation, including the operations of any predecessor companies.

     (f) The Fund may not hold or purchase the securities of any issuer if, as a result, in the aggregate, more than 15% of the value of the Fund's net assets would be invested in (i) securities that are not readily marketable or (ii) repurchase agreements maturing in more than seven days. The Fund may, however, invest in registered investment companies as described in restriction (a) above.

     (g) The Fund may buy trade claims from creditors of companies in financial difficulty who seek to reduce the number of debt obligations they are owed.

     (h)  The Fund may invest up to 5% in unseasoned issuers.

FOR THE JNL/JPMORGAN INTERNATIONAL VALUE FUND:

     (a) At least 65% of its total assets will be invested, under normal market conditions, in equity securities of foreign issuers included in the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Value Index.

     (b) The Fund may invest up to 10% of its total assets in shares of investment companies and up to 5% of its total assets in any one investment company as long as that investment does not represent more than 3% of the total voting stock of the acquired investment company.

FOR THE JNL/JPMORGAN INTERNATIONAL EQUITY FUND:

     (a) The Fund normally invests at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio consisting of primarily common stocks of non-U.S. companies.

FOR THE JNL/GOLDMAN SACHS MID CAP VALUE FUND:

     (a) The Fund may not invest in companies for the purpose of exercising control.

     (b) The Fund may invest more than 15% of the Fund's net assets in illiquid investments including illiquid repurchase agreements with a notice or demand period of more than seven days, securities which are not readily marketable and restricted securities not eligible for resale pursuant to Rule 144A under the Securities Act of 1933.

     (c) The Fund may not purchase additional securities if the Fund's borrowings (excluding mortgage dollar rolls) exceed 5% of its net assets.

     (d) The Fund may make short sales of securities, except short sales against the box.

     (e)  The Fund may invest in the  aggregate up to 25% of its net assets plus
          any  borrowings   (measured  at  the  time  of  purchase)  in  foreign
          securities.

     (f) The Fund may enter into forward foreign currency exchange contracts for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates.

     (g) The Fund may invest up to 10% of its total assets, calculated at the time of purchase, in the securities of other investment companies but may neither invest more than 5% of its total assets in any one investment company nor acquire more than 3% of the voting securities of any other investment company.

FOR THE JNL/LAZARD MID CAP VALUE FUND:

     (a) At least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) will generally be invested in the equity securities of undervalued medium size companies.

     (b) The Fund may invest up to 15% of its total assets in foreign securities.

FOR THE JNL/LAZARD SMALL CAP VALUE FUND:

     (a) At least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) will generally be invested in the equity securities of undervalued small U.S. companies in the range of the Russell 2000 Index.

     (b) The Fund does not currently intend to invest more than 10% of its total assets in the securities of unseasoned companies.

FOR THE JNL/MELLON CAPITAL MANAGEMENT ENHANCED S&P 500 STOCK INDEX FUND:

     (a) At least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) will be invested, under normal circumstances, in stocks.

FOR THE JNL/MELLON CAPITAL MANAGEMENT S&P 500 INDEX FUND:

     (a) The Fund may hold up to 25% of its value in S&P 500 Index futures contracts.

FOR THE JNL/MELLON CAPITAL MANAGEMENT INTERNATIONAL INDEX FUND:

     (a) The Fund may hold up to 25% of its value in baskets of local futures contracts (DAX, Cac 40, Euro Stox, Topix, etc.).

FOR THE JNL/OPPENHEIMER GLOBAL GROWTH FUND:

     (a) Securities of foreign issuers that are represented by American Depository Receipts or that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter markets are not considered "foreign securities" for the purposes of the Fund's investment allocations.

FOR THE JNL/OPPENHEIMER GROWTH FUND:

     (a) The Fund may not issue senior securities. However, this does not prohibit certain investment activities that are permitted by the Fund's other policies, including for example, borrowing money, and entering into contracts to buy or sell derivatives, hedging instruments, options, futures and the related margin, collateral or escrow arrangements.

     (b) The Fund may invest up to 25% of its total assets in foreign securities (American Depository Receipts are not considered foreign securities.)

FOR THE JNL/PIMCO TOTAL RETURN BOND FUND:

     (a) At least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) will be invested, under normal circumstances, in fixed-income securities.

     (b) The Fund may invest up to 10% of its assets in non-investment grade fixed-income securities rated at least B by Moody's or S&P.

     (c) The Fund may invest up to 20% of its assets in securities denominated in foreign currencies. A minimum of 75% of currency exposure will be hedged.

     (d) The Fund may invest up to 10% of its assets in securities of issuers based in emerging markets.

     (e)  The  Fund  may  not  invest  more  than 5% of its  net  assets  in any
          combination  of  inverse  floater,   interest-only  or  principal-only
          securities.

     (f) The Fund may not enter into a swap agreement with a party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.

FOR THE JNL/PUTNAM EQUITY FUND:

     (a) The Fund normally invests at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in equity securities.

     (b)  The Fund may invest up to 20% of its net assets in foreign securities.

FOR THE JNL/PUTNAM MIDCAP GROWTH FUND:

     (a) At least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) will be invested, under normal circumstances, in common stocks of U.S. companies with a focus on growth stocks.

     (b) The Fund may not invest more than 10% of its assets in zero coupon bonds.

FOR THE JNL/PUTNAM VALUE EQUITY FUND:

     (a) At least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) will be invested, under normal circumstances, in equity securities.

     (b) The Fund may invest up to 20% of its total assets in the common stocks of foreign issuers.

FOR THE JNL/SALOMON BROTHERS HIGH YIELD BOND FUND:

     (a) At least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) will be invested, under normal circumstances, in non-investment grade fixed-income securities.

     (b) The Fund may invest up to 35% of its total assets in the securities of foreign issuers.

     (c)  The Fund may  invest  up to 10% of its  total  assets  in  either  (i)
          equipment  lease   certificates,   equipment  trust  certificates  and
          conditional sales contracts or (ii) limited partnership interests.

     (d) The Fund may invest up to 20% of its total assets in common stock, convertible securities, warrants or other equity securities when consistent with its objective.

     (e) To maintain liquidity, the Fund may invest up to 20% of its assets in cash and/or U.S. dollar-denominated debt securities (short term investments in securities for the forward settlement of trades shall not count for purposes of this policy).

     (f) There may be times when, in the sub-adviser's judgment, conditions in the securities markets would make pursuing the Fund's basic investment strategy inconsistent with the best interests of the Fund's shareholders. At such times, the Fund may employ alternative strategies, including investment of a substantial portion of its assets in securities rated higher than 'Baa' by Moody's or 'BBB' by S&P, or of comparable quality.

     (g) In order to maintain liquidity, the Fund may invest up to 20% of its assets in high-quality short-term money market instruments. Such instruments may include obligations of the U.S. government or its agencies or instrumentalities, commercial paper of issuers rated, at the time of purchase, A-2 or better by S&P or P-2 or better by Moody's or which, in the sub-adviser's determination, are of comparable quality; certificates of deposit, banker's acceptances or time deposits of U.S. banks with total assets of at least $1 billion (including obligations of foreign branches of such banks) and of the 75 largest foreign commercial banks in terms of total assets (including domestic branches of such banks), and repurchase agreements with respect to such obligations.

FOR THE JNL/SALOMON BROTHERS STRATEGIC BOND FUND:

     (a) The Fund does not currently intend to invest more than 75% of its assets in non-investment grade securities.

     (b) The Fund may invest up to 20% of its assets in common stock, convertible securities, warrants, preferred stock or other equity securities when consistent with the Fund's objectives.

     (c) To maintain liquidity, the Fund may invest up to 20% of its assets in high-quality, short-term money market instruments (except that the short-term investment in securities for the forward settlement of trades shall not count for purposes of this policy).

     (d) If at some future date, in the opinion of the sub-adviser, adverse conditions prevail in the market for fixed-income securities, the Fund for temporary defensive purposes may invest its assets without limit in high-quality short-term money market instruments.

     (e) The Fund may not make loans of its portfolio securities with a value in excess of 33 1/3% of its total assets.

FOR THE JNL/SALOMON BROTHERS U.S. GOVERNMENT & QUALITY BOND FUND:

     (a) At least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) will be invested, under normal circumstances, in: U.S. Treasury obligations; obligations issued or guaranteed by agencies or instrumentalities of the U.S. government; mortgage-backed securities guaranteed by Ginnie Mae that are supported by the full faith and credit of the U.S. government; mortgage-backed securities guaranteed by agencies or instrumentalities of the U.S. government which are supported by their own credit but not the full faith and credit of the U.S. government; and collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed either by
          (i) the credit alone of the U.S. government agency or instrumentality which issues or guarantees them or (ii) the full faith and credit of the U.S. government.

     (b) The Fund may invest up to 20% of its assets in U.S. dollar-denominated non-U.S. government securities rated AAA, AA, A or BBB by S&P or AAA, AA, A or BAA by Moody's, or if unrated, determined to be of comparable quality.

     (c) The Fund may not invest more than 10% of its total assets in obligations of foreign issuers.

        (d) The Fund may not make loans of its portfolio securities with a value in excess of 33 1/3% of its total assets.

FOR THE JNL/SELECT BALANCED FUND:

     (a) At least 25% of its assets will be invested, under normal market conditions, in fixed-income securities.

     (b) The Fund may invest up to 35% of its net assets in non-investment grade securities rated at least Ca by Moody's Investors Services, Inc. (Moody's), CC by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. (S&P) or CC by Fitch.

FOR EACH OF THE JNL/SELECT  LARGE CAP GROWTH FUND, AND JNL/SELECT  GLOBAL GROWTH
FUND:

     (a) The Fund may not invest more than 35% of its net assets in high-yield/high-risk bonds.

     (b) The Fund may not invest more than 25% of its assets in mortgage- and asset-backed securities.

     (c) The Fund may not invest more than 10% of its assets in zero coupon bonds.

FOR THE JNL/SELECT MONEY MARKET FUND:

     (a) The Fund may not invest more than 5% of its assets in the securities of any one issuer or invest more than 5% of its assets in securities (other than U.S. government securities and repurchase agreements on such securities) that have not been rated in the highest category by the requisite rating agencies or, if unrated, have not been deemed to be of comparable quality, as determined in accord with Rule 2a-7 under the 1940 Act.

     (b) The Fund may invest more than 25% of its total assets in the domestic banking industry. There are no limitations on investments in U.S. government securities, including obligations issued or guaranteed by its agencies or instrumentalities.

FOR THE JNL/SELECT VALUE FUND:

     (a) The Fund may not purchase portfolio securities if its outstanding borrowings exceed 5% of its total assets or borrow for purposes other than meeting redemptions in an amount exceeding 5% of the value of its total assets at the time the borrowing is made.

     (b) The Fund may not acquire securities or invest in repurchase agreements with respect to any securities if, as a result, more than 15% of the Fund's net assets (taken at current value) would be invested in illiquid securities.

     (c) The Fund may not make short sales of securities (except short sales against the box).

     (d) The Fund may not purchase securities on margin except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities but the Fund may make margin deposits in connection with permitted transactions in options, futures contracts and options on futures contracts.

     (e) The Fund may not pledge, mortgage, hypothecate or encumber any of its securities except to secure permitted borrowings or to secure other permitted transactions. The deposit in escrow of securities in connection with the writing of put and call options, collateralized loans of securities and collateral arrangements with respect to margin for futures contracts are not deemed to be pledges or hypothecations for this purpose.

     (f) The Fund may not invest in interests in oil or gas or interests in other mineral exploration or development programs.

     (g) The Fund may not purchase any call or put option on a futures contract if the premiums associated with all such options held by the Fund would exceed 5% of the Fund's total assets as of the date the option is purchased. The Fund may not sell a put option if the exercise value of all put options written by the Fund would exceed 50% of the Fund's total assets. Likewise, the Fund may not sell a call option if the exercise value of all call options written by the Fund would exceed the value of the Fund's assets. In addition, the current market value all open futures positions held by the Fund may not exceed 50% of its total assets.

FOR THE JNL/T. ROWE PRICE ESTABLISHED GROWTH FUND:

     (a) The Fund may invest up to 30% of its total assets (excluding reserves) in foreign securities.

     (b) The Fund may invest up to 10% of its total assets in hybrid instruments.

FOR THE JNL/T. ROWE PRICE MID-CAP GROWTH FUND:

     (a) At least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) will be invested, under normal circumstances, in mid-cap (as defined in the Prospectus) common stocks with above-average earnings growth potential.

     (b) The Fund may invest up to 25% of its total assets (excluding reserves) in foreign securities.

     (c) The Fund may invest up to 10% of its total assets in hybrid instruments.

FOR THE JNL/T. ROWE PRICE VALUE FUND:

     (a) The Fund may invest up to 25% of its total assets (excluding reserves) in foreign securities.

     (b) The Fund may invest up to 10% of its total assets in hybrid instruments.

     (c) The Fund may invest up to 10% of its total assets in high yield fixed income securities ("junk bonds").

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. Unless otherwise indicated, all limitations applicable to Fund investments apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed to be of comparable quality), or change in the percentage of Fund assets invested in certain securities or other instruments, or change in the average duration of a Fund's investment portfolio, resulting from market fluctuations or other changes in a Fund's total assets will not require a Fund to dispose of an investment until the sub-adviser determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Fund. In the event that ratings services assign different ratings to the same security, the sub-adviser will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.

OPERATING POLICIES. The Trustees have adopted additional investment restrictions for the funds. The restrictions or operating policies of the funds may be changed by the Trustees without shareholder approval. The additional investment restrictions adopted by the Trustees to date include the following:

     (a) A Fund (other than a Fund sub-advised by Standard & Poor's Investment Advisory Services, L.L.C.) will not acquire any securities of registered open-end investment companies or unit investment trusts in reliance upon paragraphs (F) or (G) of Section 12(d)(1) of the 1940 Act.

RULE 35D-1. Certain of the Funds, as noted immediately above or in the prospectus, have adopted non-fundamental operating policies that require at least 80% (or, in the case of certain Funds, an amount greater than 80%) of the Fund's assets (net assets plus the amount of any borrowings for investment purposes) be invested, under normal circumstances, in securities of the type connoted by the name of the Fund.

     Although these 80% or greater requirements are non-fundamental operating policies that may be changed by the Board of Trustees without shareholder approval, the Board of Trustees has adopted a policy requiring not less than 60 days' written notice be provided to shareholders, in the manner required by Rule 35d-1 under the 1940 Act, before the effective date of any change in such a policy by a Fund which is subject to that Rule. This includes Funds of the Trust with names such as "equity," "stock," "bond," "U.S. government," "small, mid or large-cap," or "high yield," or which refer in the name of the Fund to a particular securities index, but does not include terms connoting a style of investing (as distinguished from a type of security) such as "growth," "value" or "global."

INSURANCE LAW RESTRICTIONS. In connection with the Trust's agreement to sell shares to the separate accounts, Jackson National Asset Management, LLC (JNAM L.L.C. or the Adviser) and the insurance companies may enter into agreements, required by certain state insurance departments, under which the Adviser may agree to use its best efforts to assure and to permit insurance companies to monitor that each Fund of the Trust complies with the investment restrictions and limitations prescribed by state insurance laws and regulations applicable to the investment of separate account assets in shares of mutual funds. If a Fund failed to comply with such restrictions or limitations, the insurance company would take appropriate action which might include ceasing to make investments in the Fund or withdrawing from the state imposing the limitation. Such restrictions and limitations are not expected to have a significant impact on the Trust's operations.

                       TRUSTEES AND OFFICERS OF THE TRUST

     The officers of the Trust manage its day to day operations and are responsible to the Trust's Board of Trustees. The Trustees set broad policies for each Fund and choose the Trust's officers. As of February 13, 2004, the Board reduced its membership to six Trustees in anticipation of regulatory changes requiring that 75% of the Trustees be disinterested. All of the Trustees also serve as Trustees and Managers for the other investment companies in the Fund Complex (as defined below). Since December 2003, the Trustees met as a consolidated Board for all of the investment companies in the Fund Complex.

     The following is a list of the Trustees and officers of the Trust, a statement of their present positions and principal occupations during the past five years. The following also lists the number of portfolios overseen by the Trustees and other directorships of public companies or other registered investment companies held by the Trustees.

     For purposes of this section, the term "Fund Complex" includes each of the following investment companies: JNL(R) Series Trust (42 portfolios), JNL Investors Series Trust (1 portfolio), JNL Variable Fund LLC (15 portfolios), and JNLNY Variable Fund I LLC (7 portfolios). Some of the Trustees and officers are also Trustees and officers of other Funds in the Fund Complex.


------------------------------- ------------ ----------------- ------------------------------- ------------------ ------------------
                                                                                                   NUMBER OF
                                  CURRENT                                                        PORTFOLIOS IN           OTHER
                                 POSITION         LENGTH                 PRINCIPAL             THE FUND COMPLEX      TRUSTEESHIPS
    TRUSTEE/OFFICER (AGE)        WITH THE        OF TIME                 OCCUPATION             OVERSEEN BY THE         HELD BY
          & ADDRESS                TRUST          SERVED            FOR THE PAST 5 YEARS            TRUSTEE           THE TRUSTEE
------------------------------- ------------ ----------------- ------------------------------- ------------------ ------------------
------------------------------- ------------ ----------------- ------------------------------- ------------------ ------------------
INTERESTED TRUSTEE
------------------------------- ------------ ----------------- ------------------------------- ------------------ ------------------
------------------------------- ------------ ----------------- ------------------------------- ------------------ ------------------
Robert A. Fritts* (56)          Trustee      8/97 to           Senior Vice President (9/03            65          None
1 Corporate Way                              present           to present) and Controller of
Lansing, MI 48951                                              Jackson National Life
                                President    12/02 to          Insurance Company (9/82 to
                                and Chief    present           present); Vice President and
                                Executive                      Controller of Jackson
                                Officer                        National Life Insurance
                                                               Company (8/82 to 8/03);
                                                               Trustee or Manager, and
                                                               (since 12/02) President and
                                                               Chief Executive Officer, of
                                                               each other investment company
                                                               in the Fund Complex.
------------------------------- ------------ ----------------- ------------------------------- ------------------ ------------------
------------------------------------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
------------------------------- ------------ ----------------- ------------------------------- ------------------ ------------------
Michael Bouchard (49)           Trustee      12/03 to present  Sheriff, Oakland County,               65          None
1 Corporate Way                                                Michigan (1/99 to present);
Lansing, MI 48951                                              Senator - State of Michigan
                                                               (1991 to 1999);
                                                               Chairman - Financial Services
                                                               Committee (1/95 to 1/99)
------------------------------- ------------ ----------------- ------------------------------- ------------------ ------------------
------------------------------- ------------ ----------------- ------------------------------- ------------------ ------------------
Dominic D'Annunzio (67)         Chairman     2/04 to           Acting Commissioner of                 65          None
1 Corporate Way                 of the       present           Insurance for the State of
Lansing, MI 48951               Board                          Michigan (1/90 to 5/90) (8/97
                                                               to 5/98)
                                Trustee      2/02 to
                                             present
------------------------------- ------------ ----------------- ------------------------------- ------------------ ------------------
------------------------------- ------------ ----------------- ------------------------------- ------------------ ------------------
Michelle Engler (47)            Trustee      12/03 to present  Attorney (1983 to present);            65          Director of
1 Corporate Way                                                First Lady of the State of                         Federal Home
Lansing, MI 48951                                              Michigan (1990 to 2002);                           Loan Mortgage
                                                               Michigan Community Service                         Corporation
                                                               Commission Chair (1991 to
                                                               2000)
------------------------------- ------------ ----------------- ------------------------------- ------------------ ------------------
------------------------------- ------------ ----------------- ------------------------------- ------------------ ------------------
Joseph Frauenheim (70)          Trustee      12/94 to present  Consultant (Banking)                   65          None
1 Corporate Way
Lansing, MI 48951
------------------------------- ------------ ----------------- ------------------------------- ------------------ ------------------
------------------------------- ------------ ----------------- ------------------------------- ------------------ ------------------
Richard McLellan (62)           Trustee      12/94 to present  Member, Dykema Gossett PLLC            65          None
1 Corporate Way                                                (Law Firm)
Lansing, MI 48951
------------------------------- ------------ ----------------- ------------------------------- ------------------ ------------------






--------------------------- -------------- ------------------- ------------------------------ --------------------- ----------------
                                                                                                   NUMBER OF
                                  CURRENT                                                        PORTFOLIOS IN           OTHER
                                 POSITION         LENGTH                 PRINCIPAL             THE FUND COMPLEX      TRUSTEESHIPS
    TRUSTEE/OFFICER (AGE)        WITH THE        OF TIME                 OCCUPATION             OVERSEEN BY THE         HELD BY
          & ADDRESS                TRUST          SERVED            FOR THE PAST 5 YEARS            TRUSTEE           THE TRUSTEE
--------------------------- -------------- ------------------- ------------------------------ --------------------- ----------------
--------------------------- -------------- ------------------- ------------------------------ --------------------- ----------------
OFFICERS
--------------------------- -------------- ------------------- ------------------------------ --------------------- ----------------
--------------------------- -------------- ------------------- ------------------------------ --------------------- ----------------
Mark D. Nerud (38)          Vice           8/97 to             Chief Financial Officer of        Not Applicable       Not Applicable
225 West Wacker Drive,      President      present             the Adviser (11/00 to
Chicago, IL 60606                                              present) and Managing Board
                            Treasurer      12/02 to            Member of the Adviser (11/00
                            and Chief      present             to 11/03); Vice President,
                            Financial                          Treasurer, Chief Financial
                            Officer                            Officer of other Investment
                                                               Companies advised by the
                                                               Adviser; Vice President -
                                                               Fund Accounting &
                                                               Administration of Jackson
                                                               National Life Insurance
                                                               Company (1/00 to present)
--------------------------- -------------- ------------------- ------------------------------ --------------------- ----------------
--------------------------- -------------- ------------------- ------------------------------ --------------------- ----------------
Susan S. Rhee (33)          Vice           2/04 to             Secretary of the Adviser          Not Applicable       Not Applicable
1 Corporate Way             President,     present             (11/00 to present);
Lansing, MI 48951           Counsel and                        Assistant Vice President of
                            Secretary                          Jackson National Life
                                                               Insurance Company (8/03 to
                                                               present); Associate General
                                                               Counsel of Jackson National
                                                               Life Insurance Company (7/01
                                                               to present); Senior Attorney
                                                               of Jackson National Life
                                                               Insurance Company (1/00 to
                                                               7/01); Goldman, Sachs & Co.
                                                               (10/99 to 12/99); Van Eck
                                                               Associates Corporation (9/97
                                                               to 10/99)
--------------------------- -------------- ------------------- ------------------------------ --------------------- ----------------
--------------------------- -------------- ------------------- ------------------------------ --------------------- ----------------
Steven J. Fredricks (34)    Acting Chief   1/05 to present     Attorney of Jackson National      Not Applicable       Not Applicable
1 Corporate Way             Compliance                         Life Insurance Company (2/02
Lansing, MI 48951           Officer                            to Present);  Contract
                                                               Attorney, Godfrey & Kahn,
                                                               S.C. (2001 -
                                                               2002); Associate
                                                               Attorney I, AAL
                                                               Capital
                                                               Management
                                                               Corporation (1997
                                                               to 2001)
--------------------------- -------------- ------------------- ------------------------------ --------------------- ----------------

                       COMMITTEES OF THE BOARD OF TRUSTEES

The Audit Committee assists the Board of Trustees in fulfilling its oversight responsibilities by providing oversight with respect to the preparation and review of the financial reports and other financial information provided by the Trust to the public or government agencies. The Audit Committee is responsible for the selection, subject to ratification by the Board, of the Trust's independent auditor, and for the approval of the auditor's fee. The Audit Committee also reviews the Trust's internal controls regarding finance, accounting, legal compliance and the Trust's auditing, accounting and financial processes generally. The Audit Committee also serves as the Trust's "Qualified Legal Compliance Committee", for the confidential receipt, retention, and consideration of reports of evidence of material violations under rules of the Securities and Exchange Commission. Messrs. Frauenheim, McLellan, Bouchard, D'Annunzio and Mrs. Engler are members of the Audit Committee. Mr. Frauenheim serves as Chair of the Audit Committee. The Audit Committee had 3 meetings in the last fiscal year.

The Pricing Committee oversees the valuation of portfolio securities when there are missing prices, other circumstances requiring determination of fair value of portfolio securities, or pricing errors. As of February 12, 2005, Messrs. Nerud, Fritts and Fredricks are members of the Pricing Committee. Actions of the Pricing Committee in determining the fair value of portfolio securities are subject to subsequent ratification by the Board. The Pricing Committee had 12 meetings in the last fiscal year.

CERTAIN POSITIONS OF DISINTERESTED TRUSTEES AND THEIR FAMILY MEMBERS

None of the disinterested Trustees, nor any member of a disinterested Trustee's immediate family, held any position (other than the disinterested Trustee's position as such with the Trust) including as officer, employee, director or general partner during the two most recently completed calendar years with: (i) any Fund; (ii) an investment company, or a person that would be an investment company but for the exclusion provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as any Fund or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with an investment adviser or principal underwriter of any Fund; (iii) an investment adviser, principal underwriter or affiliated person of any Fund; or (iv) any person directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of any Fund.

OWNERSHIP OF TRUSTEES OF SHARES IN THE FUNDS OF THE TRUST

As of December 31, 2004, the Trustees beneficially owned the following interests in shares of the Funds:

---------------------------- ----------------------------------------------------------- ------------------------------------

                                                                                         AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                         SECURITIES IN ALL REGISTERED
                                                                                         INVESTMENT COMPANIES OVERSEEN BY
                                                                                         THE TRUSTEE IN THE FAMILY OF
TRUSTEE                      DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND               INVESTMENT COMPANIES
---------------------------- ----------------------------------------------------------- ------------------------------------
Robert A. Fritts             $1 - $10,000                                                Over $100,000


---------------------------- ----------------------------------------------------------- ------------------------------------
---------------------------- ----------------------------------------------------------- ------------------------------------
                             JNL/Alger Growth Fund
                             JNL/FMR Capital Growth Fund
                             JNL/Lazard Small Cap Value Fund
                             JNL/Salomon Brothers High Yield Bond Fund
                             JNL/Select Global Growth Fund
                             JNL/Select Large Cap Growth Fund
                             JNL/T. Rowe Price Established Growth Fund
                             JNL/T. Rowe Price Mid-Cap Growth Fund
                             JNL/S&P Managed Aggressive Growth Fund
                             JNL/S&P Managed Growth Fund
---------------------------- ----------------------------------------------------------- ------------------------------------
---------------------------- ----------------------------------------------------------- ------------------------------------
                             $10,001 - $50,000
---------------------------- ----------------------------------------------------------- ------------------------------------
---------------------------- ----------------------------------------------------------- ------------------------------------
                             JNL/Lazard Mid Cap Value Fund
---------------------------- ----------------------------------------------------------- ------------------------------------
---------------------------- ----------------------------------------------------------- ------------------------------------
                             $50,001 - $100,000
---------------------------- ----------------------------------------------------------- ------------------------------------
---------------------------- ----------------------------------------------------------- ------------------------------------
                             JNL/JPMorgan International Equity Fund
---------------------------- ----------------------------------------------------------- ------------------------------------
---------------------------- ----------------------------------------------------------- ------------------------------------
                             Over $100,000
---------------------------- ----------------------------------------------------------- ------------------------------------
---------------------------- ----------------------------------------------------------- ------------------------------------
                             JNL/Putnam Value Fund
                             JNL/Mellon Capital Management S&P 500 Index Fund
---------------------------- ----------------------------------------------------------- ------------------------------------
---------------------------- ----------------------------------------------------------- ------------------------------------
Michael Bouchard             None                                                        None
---------------------------- ----------------------------------------------------------- ------------------------------------
---------------------------- ----------------------------------------------------------- ------------------------------------
Michelle Engler              None                                                        None
---------------------------- ----------------------------------------------------------- ------------------------------------
---------------------------- ----------------------------------------------------------- ------------------------------------
Joseph Frauenheim            None                                                        None
---------------------------- ----------------------------------------------------------- ------------------------------------
---------------------------- ----------------------------------------------------------- ------------------------------------
Richard McLellan*            Over $100,000                                               Over $100,000
---------------------------- ----------------------------------------------------------- ------------------------------------
---------------------------- ----------------------------------------------------------- ------------------------------------
                             JNL/Mellon Capital Management Enhanced S&P 500 Stock Index
                             Fund
                             JNL/Mellon Capital Management S&P 400 MidCap Index Fund
                             JNL/Mellon Capital Management Small Cap Index Fund
                             JNL/Mellon Capital Management Bond Index Fund
---------------------------- ----------------------------------------------------------- ------------------------------------
---------------------------- ----------------------------------------------------------- ------------------------------------
Dominic D'Annunzio**         $1 - $10,000                                                $10,001 - $50,000
---------------------------- ----------------------------------------------------------- ------------------------------------
---------------------------- ----------------------------------------------------------- ------------------------------------
                             JNL/Select Balanced Fund
---------------------------- ----------------------------------------------------------- ------------------------------------
---------------------------- ----------------------------------------------------------- ------------------------------------
                             $10,001 - $50,000
---------------------------- ----------------------------------------------------------- ------------------------------------
---------------------------- ----------------------------------------------------------- ------------------------------------
                             JNL/T. Rowe Price Mid-Cap Growth Fund
---------------------------- ----------------------------------------------------------- ------------------------------------

* Mr. McLellan owns a Jackson National Life Insurance Company variable annuity under which his investment is allocated to the investment divisions that invest in the Funds.

** Mr. D'Annunzio has deferred a portion of his compensation as a Trustee into a Deferred Compensation Plan.

     As is described in the prospectus, shares in the Funds of the Trust are sold only to Jackson National Life Insurance Company and Jackson National Life Insurance Company of New York and to qualified retirement plans. The beneficial interests of Mr. Fritts in shares of the Funds reflected in the foregoing table are held by him through a qualified retirement plan maintained by Jackson National Life Insurance Company for its officers and employees.

OWNERSHIP BY DISINTERESTED TRUSTEES OF INTERESTS IN CERTAIN AFFILIATES OF THE TRUST

As of December 31, 2004, none of the disinterested Trustees, nor any member of a disinterested Trustee's immediate family, owned beneficially or of record any securities in an adviser or principal underwriter of any Fund, or a person directly or indirectly controlling or under common control with an investment adviser or principal underwriter of any Fund.

TRUSTEE COMPENSATION

     The Trustee who is an "interested person" receives no compensation from the Trust. Each disinterested Trustee is paid by JNAM L.L.C., as Administrator, an annual retainer of $25,000, as well as a fee of $5,000 for each meeting of the Board of Trustees attended. The Chairman of the Board of Trustees receives an annual retainer of $10,000. Each Trustee receives $2,500 for telephonic meetings. The Chair of the Audit Committee receives an additional annual retainer of $5,000 for his services in that capacity. The members of the Audit Committee receive $2,500 for each Audit Committee meeting. The members of the Audit Committee will receive $1,250 for telephonic Audit Committee meetings.

     For the year ended December 31, 2004, the disinterested Trustees received the following fees for service as Trustee:


                                                     PENSION OR RETIREMENT
                                   AGGREGATE       BENEFITS ACCRUED AS PART     ESTIMATED ANNUAL
                                  COMPENSATION                OF                 BENEFITS UPON       TOTAL COMPENSATION FROM
TRUSTEE                           FROM TRUST*           TRUST EXPENSES            RETIREMENT       TRUST AND FROM FUND COMPLEX
Joseph Frauenheim                   $82,500                  $0                       $0                     $82,500
Richard McLellan                    $77,500                   $0                      $0                     $77,500
Dominic D'Annunzio                  $87,500                   $0                      $0                     $87,500**
Michael Bouchard                    $77,500                   $0                      $0                     $77,500
Michelle Engler                     $77,500                   $0                      $0                     $77,500

* The fees paid to the independent Trustees are paid for combined meetings of the funds in the fund complex. The fees are allocated to the funds and it affiliated investment companies on a pro-rata basis based on net assets.

**   Mr. D'Annunzio deferred $19,583.

     Neither the Trust nor any of the other investment companies in the Fund Complex has adopted any plan providing pension or retirement benefits for Trustees.

                     PRINCIPAL HOLDERS OF THE TRUST'S SHARES

     As of April 18, 2005, the officers and Trustees of the Trust, as a group, beneficially owned less than 1% of the then outstanding shares of the Trust.

     Because shares in the Trust are sold only to Jackson National Life Insurance Company ("JNL"), Jackson National Life Insurance Company of New York ("JNLNY"), certain Funds of the Trust organized as fund of funds, and to certain qualified retirement plans, JNL, through its separate accounts which hold shares in the Trust as funding vehicles for variable insurance contracts, is the owner of record of substantially all of the shares of the Trust. In addition, JNL, through its general account, is the beneficial owner of shares in certain of the Funds, in some cases representing the initial capital contributed at the inception of a Fund, and in other cases representing investments made for other corporate purposes. As may be required by applicable law and interpretations of the staff of the SEC, JNL and JNLNY will solicit voting instructions from owners of variable insurance contracts regarding matters submitted to shareholder vote, and will vote the shares held by its separate accounts in accord with the voting instructions received from variable contract owners to whose contracts such shares are attributable. This is sometimes referred to as "pass through" voting. Further, those shares which are owned by JNL through its general account, and shares held in the separate accounts for which no voting instructions are received from contract owners, also will be voted in the same proportions as those shares for which voting instructions are received from variable contract owners. This is sometimes referred to as "echo" voting.


     As of April 18, 2005 the following persons beneficially owned more than 5% or more of the shares of the Fund(s) indicated below:

----------------------------------------- ------------------------------- ---------------------- -------------------
FUND                                      NAME AND ADDRESS                 AMOUNT OF OWNERSHIP     PERCENTAGE OF
                                                                                                    SHARES OWNED
----------------------------------------- ------------------------------- ---------------------- -------------------
----------------------------------------- ------------------------------- ---------------------- -------------------
JNL/AIM LARGE CAP GROWTH FUND (CLASS A)
----------------------------------------- ------------------------------- ---------------------- -------------------
----------------------------------------- ------------------------------- ---------------------- -------------------
JNL/S&P Managed Moderate Growth Fund      Attn: Mark Nerud                        2,331,435.11           13.60%
                                          225 W. Wacker Drive
                                          Suite 1200
                                          Chicago, Illinois 60606
----------------------------------------- ------------------------------- ---------------------- -------------------
----------------------------------------- ------------------------------- ---------------------- -------------------
JNL/S&P Managed Growth Fund               Attn: Mark Nerud                        4,684,913.50           27.34%
                                          225 W. Wacker Drive
                                          Suite 1200
                                          Chicago, Illinois 60606
----------------------------------------- ------------------------------- ---------------------- -------------------
----------------------------------------- ------------------------------- ---------------------- -------------------
JNL/S&P Managed Aggressive Growth Fund    Attn: Mark Nerud                        3,679,496.37           21.47%
                                          225 W. Wacker Drive
                                          Suite 1200
                                          Chicago, Illinois 60606
----------------------------------------- ------------------------------- ---------------------- -------------------
----------------------------------------- ------------------------------- ---------------------- -------------------
JNL/ALGER GROWTH FUND (CLASS A)
----------------------------------------- ------------------------------- ---------------------- -------------------
----------------------------------------- ------------------------------- ---------------------- -------------------
JNL/S&P Managed Moderate Growth Fund      Attn: Mark Nerud                        1,691,328.28            9.59%
                                          225 W. Wacker Drive
                                          Suite 1200
                                          Chicago, Illinois 60606
----------------------------------------- ------------------------------- ---------------------- -------------------
----------------------------------------- ------------------------------- ---------------------- -------------------
JNL/S&P Managed Growth Fund               Attn: Mark Nerud                        2,850,163.94           16.17%
                                          225 W. Wacker Drive
                                          Suite 1200
                                          Chicago, Illinois 60606
----------------------------------------- ------------------------------- ---------------------- -------------------
----------------------------------------- ------------------------------- ---------------------- -------------------
JNL/S&P Managed Aggressive Growth Fund    Attn: Mark Nerud                        2,769,906.01           15.71%
                                          225 W. Wacker Drive
                                          Suite 1200
                                          Chicago, Illinois 60606
----------------------------------------- ------------------------------- ---------------------- -------------------
----------------------------------------- ------------------------------- ---------------------- -------------------
JNL/EAGLE CORE EQUITY FUND (CLASS A)
----------------------------------------- ------------------------------- ---------------------- -------------------
----------------------------------------- ------------------------------- ---------------------- -------------------
JNL/S&P Managed Moderate Growth Fund      Attn: Mark Nerud                        4,660,081.14           19.30%
                                          225 W. Wacker Drive
                                          Suite 1200
                                          Chicago, Illinois 60606
----------------------------------------- ------------------------------- ---------------------- -------------------
----------------------------------------- ------------------------------- ---------------------- -------------------
JNL/S&P Managed Growth Fund               Attn: Mark Nerud                        7,329,801.87           30.35%
                                          225 W. Wacker Drive
                                          Suite 1200
                                          Chicago, Illinois 60606
----------------------------------------- ------------------------------- ---------------------- -------------------
----------------------------------------- ------------------------------- ---------------------- -------------------
JNL/S&P Managed Aggressive Growth Fund    Attn: Mark Nerud                        5,190,410.43           21.49%
                                          225 W. Wacker Drive
                                          Suite 1200
                                          Chicago, Illinois 60606
----------------------------------------- ------------------------------- ---------------------- -------------------
----------------------------------------- ------------------------------- ---------------------- -------------------
JNL/EAGLE SMALLCAP EQUITY FUND (CLASS A)
----------------------------------------- ------------------------------- ---------------------- -------------------
----------------------------------------- ------------------------------- ---------------------- -------------------
JNL/S&P Managed Moderate Growth Fund      Attn: Mark Nerud                          638,783.14            8.17%
                                          225 W. Wacker Drive
                                          Suite 1200
                                          Chicago, Illinois 60606
----------------------------------------- ------------------------------- ---------------------- -------------------
----------------------------------------- ------------------------------- ---------------------- -------------------
JNL/S&P Managed Growth Fund               Attn: Mark Nerud                        1,403,428.56           17.95%
                                          225 W. Wacker Drive
                                          Suite 1200
                                          Chicago, Illinois 60606
----------------------------------------- ------------------------------- ---------------------- -------------------
----------------------------------------- ------------------------------- ---------------------- -------------------
JNL/S&P Managed Aggressive Growth Fund    Attn: Mark Nerud                        1,060,527.58           13.56%
                                          225 W. Wacker Drive
                                          Suite 1200
                                          Chicago, Illinois 60606
----------------------------------------- ------------------------------- ---------------------- -------------------
----------------------------------------- ------------------------------- ---------------------- -------------------
JNL/FMR CAPITAL GROWTH FUND (CLASS A)
----------------------------------------- ------------------------------- ---------------------- -------------------
----------------------------------------- ------------------------------- ---------------------- -------------------
JNL/S&P Managed Moderate Growth Fund      Attn: Mark Nerud                          875,127.45            7.08%
                                          225 W. Wacker Drive
                                          Suite 1200
                                          Chicago, Illinois 60606
----------------------------------------- ------------------------------- ---------------------- -------------------
----------------------------------------- ------------------------------- ---------------------- -------------------
JNL/S&P Managed Growth Fund               Attn: Mark Nerud                        1,426,774.72           11.54%
                                          225 W. Wacker Drive
                                          Suite 1200
                                          Chicago, Illinois 60606
----------------------------------------- ------------------------------- ---------------------- -------------------
----------------------------------------- ------------------------------- ---------------------- -------------------
JNL/S&P Managed Aggressive Growth Fund    Attn: Mark Nerud                        1,390,196.58           11.24%
                                          225 W. Wacker Drive
                                          Suite 1200
                                          Chicago, Illinois 60606
----------------------------------------- ------------------------------- ---------------------- -------------------
----------------------------------------- ------------------------------- ---------------------- -------------------
JNL/JPMORGAN INTERNATIONAL EQUITY FUND    Jackson National Life                     801,228.31            8.47%
(CLASS A) (FORMERLY, JNL/PUTNAM           Insurance Company (seed money)
INTERNATIONAL EQUITY FUND)                1 Corporate Way
                                          Lansing, MI 48951
----------------------------------------- ------------------------------- ---------------------- -------------------
----------------------------------------- ------------------------------- ---------------------- -------------------
JNL/LAZARD MID CAP VALUE FUND (CLASS A)
----------------------------------------- ------------------------------- ---------------------- -------------------
----------------------------------------- ------------------------------- ---------------------- -------------------
JNL/S&P Managed Moderate Growth Fund      Attn: Mark Nerud                          902,829.28            5.71%
                                          225 W. Wacker Drive
                                          Suite 1200
                                          Chicago, Illinois 60606
----------------------------------------- ------------------------------- ---------------------- -------------------
----------------------------------------- ------------------------------- ---------------------- -------------------
JNL/S&P Managed Growth Fund               Attn: Mark Nerud                        1,904,804.53           12.05%
                                          225 W. Wacker Drive
                                          Suite 1200
                                          Chicago, Illinois 60606
----------------------------------------- ------------------------------- ---------------------- -------------------
----------------------------------------- ------------------------------- ---------------------- -------------------
JNL/S&P Managed Aggressive Growth Fund    Attn: Mark Nerud                        1,366,732.22            8.64%
                                          225 W. Wacker Drive
                                          Suite 1200
                                          Chicago, Illinois 60606
----------------------------------------- ------------------------------- ---------------------- -------------------
----------------------------------------- ------------------------------- ---------------------- -------------------
JNL/LAZARD SMALL CAP VALUE FUND (CLASS
A)
----------------------------------------- ------------------------------- ---------------------- -------------------
----------------------------------------- ------------------------------- ---------------------- -------------------
JNL/S&P Managed Moderate Growth Fund      Attn: Mark Nerud                          982,224.33            6.02%
                                          225 W. Wacker Drive
                                          Suite 1200
                                          Chicago, Illinois 60606
----------------------------------------- ------------------------------- ---------------------- -------------------
----------------------------------------- ------------------------------- ---------------------- -------------------
JNL/S&P Managed Growth Fund               Attn: Mark Nerud                        2,823,516.16           17.29%
                                          225 W. Wacker Drive
                                          Suite 1200
                                          Chicago, Illinois 60606
----------------------------------------- ------------------------------- ---------------------- -------------------
----------------------------------------- ------------------------------- ---------------------- -------------------
JNL/S&P Managed Aggressive Growth Fund    Attn: Mark Nerud                        1,989,014.98           12.18%
                                          225 W. Wacker Drive
                                          Suite 1200
                                          Chicago, Illinois 60606
----------------------------------------- ------------------------------- ---------------------- -------------------
----------------------------------------- ------------------------------- ---------------------- -------------------
JNL/MELLON CAPITAL MANAGEMENT ENHANCED
S&P 500 Stock Index Fund (Class A)
----------------------------------------- ------------------------------- ---------------------- -------------------
----------------------------------------- ------------------------------- ---------------------- -------------------
JNL/S&P Managed Moderate Growth Fund      Attn: Mark Nerud                        3,074,647.33           15.96%
                                          225 W. Wacker Drive
                                          Suite 1200
                                          Chicago, Illinois 60606
----------------------------------------- ------------------------------- ---------------------- -------------------
----------------------------------------- ------------------------------- ---------------------- -------------------
JNL/S&P Managed Growth Fund               Attn: Mark Nerud                        6,147,215.15           31.91%
                                          225 W. Wacker Drive
                                          Suite 1200
                                          Chicago, Illinois 60606
----------------------------------------- ------------------------------- ---------------------- -------------------
----------------------------------------- ------------------------------- ---------------------- -------------------
JNL/S&P Managed Aggressive Growth Fund    Attn: Mark Nerud                        3,094,258.24           16.06%
                                          225 W. Wacker Drive
                                          Suite 1200
                                          Chicago, Illinois 60606
----------------------------------------- ------------------------------- ---------------------- -------------------
----------------------------------------- ------------------------------- ---------------------- -------------------
JNL/MELLON CAPITAL MANAGEMENT
INTERNATIONAL INDEX FUND (CLASS A)
----------------------------------------- ------------------------------- ---------------------- -------------------
----------------------------------------- ------------------------------- ---------------------- -------------------
JNL/S&P Managed Moderate Growth Fund      Attn: Mark Nerud                        2,536,058.41           10.41%
                                          225 W. Wacker Drive
                                          Suite 1200
                                          Chicago, Illinois 60606
----------------------------------------- ------------------------------- ---------------------- -------------------
----------------------------------------- ------------------------------- ---------------------- -------------------
JNL/S&P Managed Growth Fund               Attn: Mark Nerud                        4,154,819.33           17.05%
                                          225 W. Wacker Drive
                                          Suite 1200
                                          Chicago, Illinois 60606
----------------------------------------- ------------------------------- ---------------------- -------------------
----------------------------------------- ------------------------------- ---------------------- -------------------
JNL/S&P Managed Aggressive Growth Fund    Attn: Mark Nerud                        2,947,967.82           12.10%
                                          225 W. Wacker Drive
                                          Suite 1200
                                          Chicago, Illinois 60606
----------------------------------------- ------------------------------- ---------------------- -------------------
----------------------------------------- ------------------------------- ---------------------- -------------------
JNL/MELLON CAPITAL MANAGEMENT S&P 500
INDEX FUND (CLASS A)
----------------------------------------- ------------------------------- ---------------------- -------------------
----------------------------------------- ------------------------------- ---------------------- -------------------
JNL/S&P Managed Moderate Growth Fund      Attn: Mark Nerud                        2,033,524.77            5.52%
                                          225 W. Wacker Drive
                                          Suite 1200
                                          Chicago, Illinois 60606
----------------------------------------- ------------------------------- ---------------------- -------------------
----------------------------------------- ------------------------------- ---------------------- -------------------
JNL/S&P Managed Growth Fund               Attn: Mark Nerud                        2,036,519.96            5.53%
                                          225 W. Wacker Drive
                                          Suite 1200
                                          Chicago, Illinois 60606
----------------------------------------- ------------------------------- ---------------------- -------------------
----------------------------------------- ------------------------------- ---------------------- -------------------
JNL/OPPENHEIMER GLOBAL GROWTH FUND
(CLASS A)
----------------------------------------- ------------------------------- ---------------------- -------------------
----------------------------------------- ------------------------------- ---------------------- -------------------
JNL/S&P Managed Moderate Growth Fund      Attn: Mark Nerud                        2,358,321.87           11.88%
                                          225 W. Wacker Drive
                                          Suite 1200
                                          Chicago, Illinois 60606
----------------------------------------- ------------------------------- ---------------------- -------------------
----------------------------------------- ------------------------------- ---------------------- -------------------
JNL/S&P Managed Growth Fund               Attn: Mark Nerud                        4,750,509.50           23.93%
                                          225 W. Wacker Drive
                                          Suite 1200
                                          Chicago, Illinois 60606
----------------------------------------- ------------------------------- ---------------------- -------------------
----------------------------------------- ------------------------------- ---------------------- -------------------
JNL/S&P Managed Aggressive Growth Fund    Attn: Mark Nerud                        3,402,708.02           17.14%
                                          225 W. Wacker Drive
                                          Suite 1200
                                          Chicago, Illinois 60606
----------------------------------------- ------------------------------- ---------------------- -------------------
----------------------------------------- ------------------------------- ---------------------- -------------------
JNL/PIMCO TOTAL RETURN BOND FUND (CLASS
A)
----------------------------------------- ------------------------------- ---------------------- -------------------
----------------------------------------- ------------------------------- ---------------------- -------------------
JNL/S&P Managed Moderate Growth Fund      Attn: Mark Nerud                        6,150,562.63           17.10%
                                          225 W. Wacker Drive
                                          Suite 1200
                                          Chicago, Illinois 60606
----------------------------------------- ------------------------------- ---------------------- -------------------
----------------------------------------- ------------------------------- ---------------------- -------------------
JNL/S&P Managed Growth Fund               Attn: Mark Nerud                        3,827,671.01           10.64%
                                          225 W. Wacker Drive
                                          Suite 1200
                                          Chicago, Illinois 60606
----------------------------------------- ------------------------------- ---------------------- -------------------
----------------------------------------- ------------------------------- ---------------------- -------------------
JNL/SALOMON BROTHERS HIGH YIELD BOND
FUND (CLASS A)
----------------------------------------- ------------------------------- ---------------------- -------------------
----------------------------------------- ------------------------------- ---------------------- -------------------
JNL/S&P Managed Moderate Growth Fund      Attn: Mark Nerud                        2,272,098.05            7.45%
                                          225 W. Wacker Drive
                                          Suite 1200
                                          Chicago, Illinois 60606
----------------------------------------- ------------------------------- ---------------------- -------------------
----------------------------------------- ------------------------------- ---------------------- -------------------
JNL/SALOMON BROTHERS STRATEGIC BOND
FUND  (CLASS A)
----------------------------------------- ------------------------------- ---------------------- -------------------
----------------------------------------- ------------------------------- ---------------------- -------------------
JNL/S&P Managed Moderate Growth Fund      Attn: Mark Nerud                        3,976,409.48           17.50%
                                          225 W. Wacker Drive
                                          Suite 1200
                                          Chicago, Illinois 60606
----------------------------------------- ------------------------------- ---------------------- -------------------
----------------------------------------- ------------------------------- ---------------------- -------------------
JNL/S&P Managed Growth Fund               Attn: Mark Nerud                        4,066,864.75           17.89%
                                          225 W. Wacker Drive
                                          Suite 1200
                                          Chicago, Illinois 60606
----------------------------------------- ------------------------------- ---------------------- -------------------
----------------------------------------- ------------------------------- ---------------------- -------------------
JNL/SALOMON BROTHERS U.S. GOVERNMENT &
QUALITY BOND FUND (CLASS A)
----------------------------------------- ------------------------------- ---------------------- -------------------
----------------------------------------- ------------------------------- ---------------------- -------------------
JNL/S&P Managed Moderate Growth Fund      Attn: Mark Nerud                        1,629,934.66            9.48%
                                          225 W. Wacker Drive
                                          Suite 1200
                                          Chicago, Illinois 60606
----------------------------------------- ------------------------------- ---------------------- -------------------
----------------------------------------- ------------------------------- ---------------------- -------------------
JNL/SELECT GLOBAL GROWTH FUND (CLASS A)
----------------------------------------- ------------------------------- ---------------------- -------------------
----------------------------------------- ------------------------------- ---------------------- -------------------
JNL/S&P Managed Growth Fund               Attn: Mark Nerud                        1,108,629.05           10.95%
                                          225 W. Wacker Drive
                                          Suite 1200
                                          Chicago, Illinois 60606
----------------------------------------- ------------------------------- ---------------------- -------------------
----------------------------------------- ------------------------------- ---------------------- -------------------
JNL/S&P Managed Aggressive Growth Fund    Attn: Mark Nerud                        1,535,831.78           15.17%
                                          225 W. Wacker Drive
                                          Suite 1200
                                          Chicago, Illinois 60606
----------------------------------------- ------------------------------- ---------------------- -------------------
----------------------------------------- ------------------------------- ---------------------- -------------------
JNL/SELECT LARGE CAP GROWTH FUND (CLASS
A)
----------------------------------------- ------------------------------- ---------------------- -------------------
----------------------------------------- ------------------------------- ---------------------- -------------------
JNL/S&P Managed Growth Fund               Attn: Mark Nerud                        1,375,494.64           10.42%
                                          225 W. Wacker Drive
                                          Suite 1200
                                          Chicago, Illinois 60606
----------------------------------------- ------------------------------- ---------------------- -------------------
----------------------------------------- ------------------------------- ---------------------- -------------------
JNL/S&P Managed Aggressive Growth Fund    Attn: Mark Nerud                          809,382.65            6.13%
                                          225 W. Wacker Drive
                                          Suite 1200
                                          Chicago, Illinois 60606
----------------------------------------- ------------------------------- ---------------------- -------------------
----------------------------------------- ------------------------------- ---------------------- -------------------
JNL/SELECT MONEY MARKET FUND (CLASS A)
----------------------------------------- ------------------------------- ---------------------- -------------------
----------------------------------------- ------------------------------- ---------------------- -------------------
JNL/S&P Managed Moderate Growth Fund      Attn: Mark Nerud                       34,289,652.31           11.73%
                                          225 W. Wacker Drive
                                          Suite 1200
                                          Chicago, Illinois 60606
----------------------------------------- ------------------------------- ---------------------- -------------------
----------------------------------------- ------------------------------- ---------------------- -------------------
JNL/S&P Managed Growth Fund               Attn: Mark Nerud                       53,892,663.13           18.43%
                                          225 W. Wacker Drive
                                          Suite 1200
                                          Chicago, Illinois 60606
----------------------------------------- ------------------------------- ---------------------- -------------------
----------------------------------------- ------------------------------- ---------------------- -------------------
JNL/S&P Managed Aggressive Growth Fund    Attn: Mark Nerud                       37,713,711.21           12.90%
                                          225 W. Wacker Drive
                                          Suite 1200
                                          Chicago, Illinois 60606
----------------------------------------- ------------------------------- ---------------------- -------------------
----------------------------------------- ------------------------------- ---------------------- -------------------
JNL/SELECT VALUE FUND (CLASS A)
----------------------------------------- ------------------------------- ---------------------- -------------------
----------------------------------------- ------------------------------- ---------------------- -------------------
JNL/S&P Managed Moderate Growth Fund      Attn: Mark Nerud                        2,013,531.50           18.67%
                                          225 W. Wacker Drive
                                          Suite 1200
                                          Chicago, Illinois 60606
----------------------------------------- ------------------------------- ---------------------- -------------------
----------------------------------------- ------------------------------- ---------------------- -------------------
JNL/S&P Managed Growth Fund               Attn: Mark Nerud                        2,296,790.69           21.30%
                                          225 W. Wacker Drive
                                          Suite 1200
                                          Chicago, Illinois 60606
----------------------------------------- ------------------------------- ---------------------- -------------------
----------------------------------------- ------------------------------- ---------------------- -------------------
JNL/S&P Managed Aggressive Growth Fund    Attn: Mark Nerud                        1,307,536.68           12.12%
                                          225 W. Wacker Drive
                                          Suite 1200
                                          Chicago, Illinois 60606
----------------------------------------- ------------------------------- ---------------------- -------------------
----------------------------------------- ------------------------------- ---------------------- -------------------
JNL/T. ROWE PRICE ESTABLISHED GROWTH
FUND (CLASS A)
----------------------------------------- ------------------------------- ---------------------- -------------------
----------------------------------------- ------------------------------- ---------------------- -------------------
JNL/S&P Managed Moderate Growth Fund      Attn: Mark Nerud                        3,892,583.31           10.98%
                                          225 W. Wacker Drive
                                          Suite 1200
                                          Chicago, Illinois 60606
----------------------------------------- ------------------------------- ---------------------- -------------------
----------------------------------------- ------------------------------- ---------------------- -------------------
JNL/S&P Managed Growth Fund               Attn: Mark Nerud                        6,033,962.90           17.02%
                                          225 W. Wacker Drive
                                          Suite 1200
                                          Chicago, Illinois 60606
----------------------------------------- ------------------------------- ---------------------- -------------------
----------------------------------------- ------------------------------- ---------------------- -------------------
JNL/S&P Managed Aggressive Growth Fund    Attn: Mark Nerud                        4,292,667.87           12.11%
                                          225 W. Wacker Drive
                                          Suite 1200
                                          Chicago, Illinois 60606
----------------------------------------- ------------------------------- ---------------------- -------------------
----------------------------------------- ------------------------------- ---------------------- -------------------
JNL/T. ROWE PRICE MID-CAP GROWTH FUND
(CLASS A)
----------------------------------------- ------------------------------- ---------------------- -------------------
----------------------------------------- ------------------------------- ---------------------- -------------------
JNL/S&P Managed Moderate Growth Fund      Attn: Mark Nerud                        1,241,773.49            6.38%
                                          225 W. Wacker Drive
                                          Suite 1200
                                          Chicago, Illinois 60606
----------------------------------------- ------------------------------- ---------------------- -------------------
----------------------------------------- ------------------------------- ---------------------- -------------------
JNL/S&P Managed Growth Fund               Attn: Mark Nerud                        1,785,315.14            9.17%
                                          225 W. Wacker Drive
                                          Suite 1200
                                          Chicago, Illinois 60606
----------------------------------------- ------------------------------- ---------------------- -------------------
----------------------------------------- ------------------------------- ---------------------- -------------------
JNL/S&P Managed Aggressive Growth Fund    Attn: Mark Nerud                        1,428,915.21            7.34%
                                          225 W. Wacker Drive
                                          Suite 1200
                                          Chicago, Illinois 60606
----------------------------------------- ------------------------------- ---------------------- -------------------
----------------------------------------- ------------------------------- ---------------------- -------------------
JNL/T. ROWE PRICE VALUE FUND
(CLASS A)
----------------------------------------- ------------------------------- ---------------------- -------------------
----------------------------------------- ------------------------------- ---------------------- -------------------
JNL/S&P Managed Moderate Growth Fund      Attn: Mark Nerud                        4,979,370.80           13.43%
                                          225 W. Wacker Drive
                                          Suite 1200
                                          Chicago, Illinois 60606
----------------------------------------- ------------------------------- ---------------------- -------------------
----------------------------------------- ------------------------------- ---------------------- -------------------
JNL/S&P Managed Growth Fund               Attn: Mark Nerud                        7,289,484.03           19.66%
                                          225 W. Wacker Drive
                                          Suite 1200
                                          Chicago, Illinois 60606
----------------------------------------- ------------------------------- ---------------------- -------------------
----------------------------------------- ------------------------------- ---------------------- -------------------
JNL/S&P Managed Aggressive Growth Fund    Attn: Mark Nerud                        4,820,271.91           13.00%
                                          225 W. Wacker Drive
                                          Suite 1200
                                          Chicago, Illinois 60606
----------------------------------------- ------------------------------- ---------------------- -------------------

     Persons who own Variable Contracts may be deemed to have an indirect beneficial interest in the Fund shares owned by the relevant Investment
Divisions. As noted above, Contract owners have the right to give instructions to the insurance company shareholders as to how to vote the Fund shares attributable to their Variable Contracts. To the knowledge of management of the Trust, as of April 18, 2005, the following person may be deemed to have an indirect beneficial interest totaling more than 25% of the voting securities of any Fund:

------------------------------------------ ------------------------------- ---------------------- --------------------
FUND                                       NAME AND ADDRESS                 AMOUNT OF OWNERSHIP      PERCENTAGE OF
                                                                                                     SHARES OWNED
------------------------------------------ ------------------------------- ---------------------- --------------------
------------------------------------------ ------------------------------- ---------------------- --------------------
JNL/AIM LARGE CAP GROWTH FUND (CLASS B)    Jackson National Life                       8,909.33           66.25%
                                           Insurance Company (seed money)
                                           1 Corporate Way
                                           Lansing, MI 48951
------------------------------------------ ------------------------------- ---------------------- --------------------
------------------------------------------ ------------------------------- ---------------------- --------------------
JNL/AIM SMALL CAP GROWTH FUND              Jackson National Life                      8,292.08           81.97%
(CLASS B)                                  Insurance Company (seed money)
                                           1 Corporate Way
                                           Lansing, MI 48951
------------------------------------------ ------------------------------- ---------------------- --------------------
------------------------------------------ ------------------------------- ---------------------- --------------------
JNL/ALGER GROWTH FUND (CLASS B)            Jackson National Life                      6,683.18           94.15%
                                           Insurance Company (seed money)
                                           1 Corporate Way
                                           Lansing, MI 48951
------------------------------------------ ------------------------------- ---------------------- --------------------
------------------------------------------ ------------------------------- ---------------------- --------------------
JNL/EAGLE CORE EQUITY FUND (CLASS B)       Jackson National Life                      6,927.16           85.29%
                                           Insurance Company (seed money)
                                           1 Corporate Way
                                           Lansing, MI 48951
------------------------------------------ ------------------------------- ---------------------- --------------------
------------------------------------------ ------------------------------- ---------------------- --------------------
JNL/EAGLE SMALL CAP EQUITY FUND            Jackson National Life                      5,309.42           94.12%
(CLASS B)                                  Insurance Company (seed money)
                                           1 Corporate Way
                                           Lansing, MI 48951
------------------------------------------ ------------------------------- ---------------------- --------------------
------------------------------------------ ------------------------------- ---------------------- --------------------
JNL/FMR BALANCED FUND (CLASS B)            Jackson National Life                     10,135.78           94.33%
                                           Insurance Company (seed money)
                                           1 Corporate Way
                                           Lansing, MI 48951
------------------------------------------ ------------------------------- ---------------------- --------------------
------------------------------------------ ------------------------------- ---------------------- --------------------
JNL/FMR CAPITAL GROWTH FUND (CLASS B)      Jackson National Life                      6,782.99           96.18%
                                           Insurance Company (seed money)
                                           1 Corporate Way
                                           Lansing, MI 48951
------------------------------------------ ------------------------------- ---------------------- --------------------
------------------------------------------ ------------------------------- ---------------------- --------------------
JNL/JPMORGAN INTERNATIONAL EQUITY FUND     Jackson National Life                      9,240.88           96.86%
(CLASS B) (FORMERLY, JNL/PUTNAM            Insurance Company (seed money)
INTERNATIONAL EQUITY FUND)                 1 Corporate Way
                                           Lansing, MI 48951
------------------------------------------ ------------------------------- ---------------------- --------------------
------------------------------------------ ------------------------------- ---------------------- --------------------
JNL/JPMORGAN INTERNATIONAL VALUE FUND      Jackson National Life                     10,840.68           92.61%
(CLASS B)                                  Insurance Company (seed money)
                                           1 Corporate Way
                                           Lansing, MI 48951
------------------------------------------ ------------------------------- ---------------------- --------------------
------------------------------------------ ------------------------------- ---------------------- --------------------
JNL/LAZARD MID CAP VALUE FUND (CLASS B)    Jackson National Life                      6,989.22           71.00%
                                           Insurance Company (seed money)
                                           1 Corporate Way
                                           Lansing, MI 48951
------------------------------------------ ------------------------------- ---------------------- --------------------
------------------------------------------ ------------------------------- ---------------------- --------------------
JNL/LAZARD SMALL CAP VALUE FUND (CLASS B)  Jackson National Life                      7,447.48           68.69%
                                           Insurance Company (seed money)
                                           1 Corporate Way
                                           Lansing, MI 48951
------------------------------------------ ------------------------------- ---------------------- --------------------
------------------------------------------ ------------------------------- ---------------------- --------------------
JNL/MELLON CAPITAL MANAGEMENT S&P 500      Jackson National Life                      9,631.69           28.79%
INDEX FUND (CLASS B)                       Insurance Company (seed money)
                                           1 Corporate Way
                                           Lansing, MI 48951
------------------------------------------ ------------------------------- ---------------------- --------------------
------------------------------------------ ------------------------------- ---------------------- --------------------
JNL/MELLON CAPITAL MANAGEMENT SMALL CAP    Jackson National Life                      7,974.24           55.22%
INDEX FUND (CLASS B)                       Insurance Company (seed money)
                                           1 Corporate Way
                                           Lansing, MI 48951
------------------------------------------ ------------------------------- ---------------------- --------------------
------------------------------------------ ------------------------------- ---------------------- --------------------
JNL/MELLON CAPITAL MANAGEMENT              Jackson National Life                      7,452.54           65.63%
INTERNATIONAL INDEX FUND (CLASS B)         Insurance Company (seed money)
                                           1 Corporate Way
                                           Lansing, MI 48951
------------------------------------------ ------------------------------- ---------------------- --------------------
------------------------------------------ ------------------------------- ---------------------- --------------------
JNL/MELLON CAPITAL MANAGEMENT S&P 400      Jackson National Life                      7,686.27           53.11%
MIDCAP INDEX FUND (CLASS B)                Insurance Company (seed money)
                                           1 Corporate Way
                                           Lansing, MI 48951
------------------------------------------ ------------------------------- ---------------------- --------------------
------------------------------------------ ------------------------------- ---------------------- --------------------
JNL/MELLON CAPITAL MANAGEMENT BOND INDEX   Jackson National Life                      9,466.26           82.73%
FUND (CLASS B)                             Insurance Company (seed money)
                                           1 Corporate Way
                                           Lansing, MI 48951
------------------------------------------ ------------------------------- ---------------------- --------------------
------------------------------------------ ------------------------------- ---------------------- --------------------
JNL/MELLON CAPITAL MANAGEMENT ENHANCED S&P Jackson National Life                     11,750.30           93.97%
500 STOCK INDEX FUND (CLASS B)             Insurance Company (seed money)
                                           1 Corporate Way
                                           Lansing, MI 48951
------------------------------------------ ------------------------------- ---------------------- --------------------
------------------------------------------ ------------------------------- ---------------------- --------------------
JNL/OPPENHEIMER GLOBAL GROWTH FUND (CLASS  Jackson National Life                      8,781.64           69.64%
B)                                         Insurance Company (seed money)
                                           1 Corporate Way
                                           Lansing, MI 48951
------------------------------------------ ------------------------------- ---------------------- --------------------
------------------------------------------ ------------------------------- ---------------------- --------------------
JNL/OPPENHEIMER GROWTH FUND (CLASS B)      Jackson National Life                     12,341.63           89.53%
                                           Insurance Company (seed money)
                                           1 Corporate Way
                                           Lansing, MI 48951
------------------------------------------ ------------------------------- ---------------------- --------------------
------------------------------------------ ------------------------------- ---------------------- --------------------
JNL/PIMCO TOTAL RETURN BOND FUND (CLASS B) Jackson National Life                       8362.48           72.17%
                                           Insurance Company (seed money)
                                           1 Corporate Way
                                           Lansing, MI 48951
------------------------------------------ ------------------------------- ---------------------- --------------------
------------------------------------------ ------------------------------- ---------------------- --------------------
JNL/PUTNAM EQUITY FUND (CLASS B)           Jackson National Life                      5,528.85           90.41%
                                           Insurance Company (seed money)
                                           1 Corporate Way
                                           Lansing, MI 48951
------------------------------------------ ------------------------------- ---------------------- --------------------
------------------------------------------ ------------------------------- ---------------------- --------------------
JNL/PUTNAM MIDCAP GROWTH FUND (CLASS B)    Jackson National Life                     12,528.19           95.28%
                                           Insurance Company (seed money)
                                           1 Corporate Way
                                           Lansing, MI 48951
------------------------------------------ ------------------------------- ---------------------- --------------------
------------------------------------------ ------------------------------- ---------------------- --------------------
JNL/PUTNAM VALUE EQUITY FUND (CLASS B)     Jackson National Life                      5,850.55           99.95%
                                           Insurance Company (seed money)
                                           1 Corporate Way
                                           Lansing, MI 48951
------------------------------------------ ------------------------------- ---------------------- --------------------
------------------------------------------ ------------------------------- ---------------------- --------------------
JNL/SALOMON BROTHERS HIGH YIELD BOND FUND  Jackson National Life                     12,010.79           85.78%
(CLASS B)                                  Insurance Company (seed money)
                                           1 Corporate Way
                                           Lansing, MI 48951
------------------------------------------ ------------------------------- ---------------------- --------------------
------------------------------------------ ------------------------------- ---------------------- --------------------
JNL/SALOMON BROTHERS U.S. GOVERNMENT &     Jackson National Life                      8,663.04           89.13%
QUALITY BOND FUND (CLASS B)                Insurance Company (seed money)
                                           1 Corporate Way
                                           Lansing, MI 48951
------------------------------------------ ------------------------------- ---------------------- --------------------
------------------------------------------ ------------------------------- ---------------------- --------------------
JNL/SALOMON BROTHERS STRATEGIC BOND FUND   Jackson National Life                      8,614.00           90.77%
(CLASS B)                                  Insurance Company (seed money)
                                           1 Corporate Way
                                           Lansing, MI 48951
------------------------------------------ ------------------------------- ---------------------- --------------------
------------------------------------------ ------------------------------- ---------------------- --------------------
JNL/SELECT BALANCED FUND (CLASS B)         Jackson National Life                      5,993.94           80.65%
                                           Insurance Company (seed money)
                                           1 Corporate Way
                                           Lansing, MI 48951
------------------------------------------ ------------------------------- ---------------------- --------------------
------------------------------------------ ------------------------------- ---------------------- --------------------
JNL/SELECT GLOBAL GROWTH FUND (CLASS B)    Jackson National Life                      5,742.72           98.13%
                                           Insurance Company (seed money)
                                           1 Corporate Way
                                           Lansing, MI 48951
------------------------------------------ ------------------------------- ---------------------- --------------------
------------------------------------------ ------------------------------- ---------------------- --------------------
JNL/SELECT LARGE CAP GROWTH FUND (CLASS B) Jackson National Life                      5,533.01           98.93%
                                           Insurance Company (seed money)
                                           1 Corporate Way
                                           Lansing, MI 48951
------------------------------------------ ------------------------------- ---------------------- --------------------
------------------------------------------ ------------------------------- ---------------------- --------------------
JNL/SELECT MONEY MARKET FUND (CLASS B)     Jackson National Life                    101,020.49           55.01%
                                           Insurance Company (seed money)
                                           1 Corporate Way
                                           Lansing, MI 48951
------------------------------------------ ------------------------------- ---------------------- --------------------
------------------------------------------ ------------------------------- ---------------------- --------------------
JNL/SELECT MONEY MARKET FUND (CLASS B)     Ramirez & Sons                            51,341.400          27.96%
                                           25151 Frank Street
                                           Barstow, CA 92311
------------------------------------------ ------------------------------- ---------------------- --------------------
------------------------------------------ ------------------------------- ---------------------- --------------------
JNL/SELECT VALUE FUND (CLASS B)            Jackson National Life                      6,075.10           79.49%
                                           Insurance Company (seed money)
                                           1 Corporate Way
                                           Lansing, MI 48951
------------------------------------------ ------------------------------- ---------------------- --------------------
------------------------------------------ ------------------------------- ---------------------- --------------------
JNL/T. ROWE PRICE ESTABLISHED GROWTH FUND  Jackson National Life                      5,752.33           68.67%
(CLASS B)                                  Insurance Company (seed money)
                                           1 Corporate Way
                                           Lansing, MI 48951
------------------------------------------ ------------------------------- ---------------------- --------------------
------------------------------------------ ------------------------------- ---------------------- --------------------
JNL/T. Rowe Price Established Growth Fund  Jackson National Life                     10,229.94           98.13%
(formerly, JNL/Alliance Capital Growth     Insurance Company (seed money)
Fund) (Class B)                            1 Corporate Way
                                           Lansing, MI 48951
------------------------------------------ ------------------------------- ---------------------- --------------------
------------------------------------------ ------------------------------- ---------------------- --------------------
JNL/T. ROWE PRICE MID-CAP GROWTH FUND      Jackson National Life                      3,708.61           65.16%
(CLASS B)                                  Insurance Company (seed money)
                                           1 Corporate Way
                                           Lansing, MI 48951
------------------------------------------ ------------------------------- ---------------------- --------------------
------------------------------------------ ------------------------------- ---------------------- --------------------
JNL/T. ROWE PRICE VALUE FUND (CLASS B)     Jackson National Life                      7,465.78           75.33%
                                           Insurance Company (seed money)
                                           1 Corporate Way
                                           Lansing, MI 48951
------------------------------------------ ------------------------------- ---------------------- --------------------

The S&P Funds noted above are Funds of the Trust. The address for the S&P Funds and Jackson National Life Insurance Company is 1 Corporate Way, Lansing, Michigan 48951.

          INVESTMENT ADVISER, SUB-ADVISERS AND OTHER SERVICE PROVIDERS

INVESTMENT ADVISER

     Jackson National Asset Management, LLC ("JNAM L.L.C." or the "Adviser"), 1 Corporate Way, Lansing, Michigan 48951, is the investment adviser to the Trust. As investment adviser, JNAM L.L.C. provides the Trust with professional investment supervision and management. The Adviser is a wholly owned subsidiary of Jackson National Life Insurance Company, which is in turn wholly owned by Prudential plc, a publicly traded life insurance company in the United Kingdom.

     JNAM L.L.C. acts as investment adviser to the Trust pursuant to an Investment Advisory and Management Agreement. Prior to January 31, 2001, Jackson National Financial Services, LLC, an affiliate of JNAM L.L.C., acted as investment adviser to the Trust. Jackson National Asset Management, LLC assumed all related investment management duties from Jackson National Financial Services, LLC pursuant to a Plan of Merger dated January 31, 2001. The Board of Trustees approved the merger on November 9, 2000. Prior to July 1, 1998, Jackson National Financial Services, Inc., an affiliate of JNAM L.L.C. acted as investment adviser to the Trust.

     The Investment Advisory and Management Agreement continues in effect for each Fund from year to year after its initial two-year term so long as its continuation is approved at least annually by (i) a majority of the Trustees who are not parties to such agreement or interested persons of any such party except in their capacity as Trustees of the Trust, and (ii) the shareholders of the affected Fund or the Board of Trustees. It may be terminated at any time upon 60 days notice by the Adviser, or by a majority vote of the outstanding shares of a Fund with respect to that Fund, and will terminate automatically upon assignment. Additional Funds may be subject to a different agreement. The Investment Advisory and Management Agreement provides that the Adviser shall not be liable for any error of judgment, or for any loss suffered by any Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement. As compensation for its services, the Trust pays Adviser a fee in respect of each Fund as described in the Prospectus. The fee paid by the Trust to the Adviser for the fiscal years ended December 31, 2002, December 31, 2003 and December 31, 2004 were $41,843,429, $45,016,898 and $43,703,596.

INVESTMENT SUB-ADVISERS AND PORTFOLIO MANAGERS

In addition to providing the services described above, the Adviser may, subject to the approval of the Trustees of the Trust, select, contract with and compensate sub-advisers to manage the investment and reinvestment of the assets of the Funds of the Trust. The Adviser monitors the compliance of such sub-advisers with the investment objectives and related policies of each Fund and reviews the performance of such sub-advisers and reports periodically on such performance to the Trustees of the Trust.

     A I M Capital Management, Inc. ("AIM"), with principal offices at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, serves as sub-adviser to the JNL/AIM Large Cap Growth Fund, JNL/AIM Small Cap Growth Fund and the JNL/AIM Real Estate Fund. AIM is an indirect wholly-owned subsidiary of AMVESCAP, PLC, a publicly traded financial services company based in the United Kingdom.

     The sub-sub-adviser to the JNL/AIM Real Estate Fund (the "Fund") is INVESCO Institutional (N.A.), Inc. ("IINA") with its principal office at 1360 Peachtree St. N.E., Atlanta, GA 30309. IINA is an affiliate of AIM. IINA is compensated by AIM at no additional expense to the Trust.

     Day-to-day investment management decisions for the Fund will be made by IINA. IINA is responsible for choosing certain types of real estate securities for the Fund. IINA and AIM are indirect, wholly-owned subsidiaries of AMVESCAP, PLC. As of December 31, 2004, IINA and its affiliates managed approximately $194 billion in total assets. As of December 31, 2004, AMVESCAP managed approximately $382 billion in total assets.

A I M CAPITAL MANAGEMENT, INC.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

     AIM seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote good sustained fund performance. AIM evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager's compensation consists of the following five elements:

     >> BASE SALARY. Each portfolio manager is paid a base salary. In setting the base salary, AIM's intention is to be competitive in light of the particular portfolio manager's experience and responsibilities.

     >> ANNUAL BONUS. Each portfolio manager is eligible to receive an annual cash bonus which has quantitative and non-quantitative components. Generally, 70% of the bonus is quantitatively determined, based typically on a four-year rolling average of pre-tax performance of all registered investment company accounts for which a portfolio manager has day-to-day management responsibilities versus the performance of a pre-determined peer group. In instances where a portfolio manager has responsibility for management of more than one fund, an asset weighted four-year rolling average is used.

          High fund performance (against applicable peer group) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor fund performance (versus applicable peer group) could result in no bonus. The amount of fund assets under management typically have an impact on the bonus potential (for example, managing more assets increases the bonus potential); however, this factor typically carries less weight than relative performance. The remaining 30% portion of the bonus is discretionary as determined by AIM and takes into account other subjective factors.

     >> EQUITY-BASED COMPENSATION. Portfolio managers may be awarded options to purchase common shares and/or granted restricted shares of AMVESCAP stock from pools determined from time to time by the Remuneration Committee of the AMVESCAP Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.

     >> PARTICIPATION IN GROUP INSURANCE PROGRAMS. Portfolio managers are provided life insurance coverage in the form of a group variable universal life insurance policy, under which they may make additional contributions to purchase additional insurance coverage or for investment purposes.

     >> PARTICIPATION IN DEFERRED COMPENSATION PLAN. Portfolio managers are eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation.

     Portfolio managers also participate in benefit plans and programs available generally to all employees.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER AND POTENTIAL CONFLICTS OF INTEREST

     AIM's portfolio managers develop investment models which are used in connection with the management of certain AIM funds as well as other mutual funds for which AIM or an affiliate acts as sub-sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals. The following chart reflects information regarding accounts other than the Fund for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) mutual funds, (ii) other pooled investment vehicles, and
(iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance ("performance-based fees"), information on those accounts is specifically broken out.

JNL/AIM Large Cap Growth Fund (As of 12-31-04)
Geoffrey V. Keeling                                                    NUMBER OF                     TOTAL
                                                                       ACCOUNTS*                    ASSETS*
registered investment companies: .......................                   3                     $810,044,763
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   1                      $11,298,261
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   12                     $3,591,940*
                                                                 -----------------------    ------------------------

Robert L. Shoss                                                        NUMBER OF                     TOTAL
                                                                       ACCOUNTS*                    ASSETS*
registered investment companies: .......................                   3                     $810,044,763
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   1                      $11,298,261
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   12                     $3,591,940*
                                                                 -----------------------    ------------------------

JNL/AIM Small Cap Growth Fund (As of 12-31-04)
Juliet S. Ellis                                                   NUMBER OF                       TOTAL
                                                                  ACCOUNTS*                      ASSETS*
registered investment companies: .......................              5                      $3,196,792,318
                                                             ---------------------    ------------------------------
                                                             ---------------------    ------------------------------
other pooled investment vehicles:.......................              0                            $0
                                                             ---------------------    ------------------------------
                                                             ---------------------    ------------------------------
other accounts:.........................................              1                         $124,542
                                                             ---------------------    ------------------------------

Juan R. Hartsfield                                                NUMBER OF                       TOTAL
                                                                  ACCOUNTS*                      ASSETS*
registered investment companies: .......................              5                      $3,196,792,318
                                                             ---------------------    ------------------------------
                                                             ---------------------    ------------------------------
other pooled investment vehicles:.......................              0                            $0
                                                             ---------------------    ------------------------------
                                                             ---------------------    ------------------------------
other accounts:.........................................              1                         $124,542
                                                             ---------------------    ------------------------------

* These are accounts/assets of individual investors for which AIM's affiliate, AIM Private Asset Management, Inc. ("APAM") provides investment advice. APAM offers separately managed accounts that are managed according to the investment models developed by AIM's portfolio managers and used in connection with the management of certain AIM funds. APAM accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.

CONFLICTS OF INTEREST

     Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple funds and /or other accounts may be presented with one or more of the following potential conflicts:

     >> The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. AIM seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Fund.

     >> If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, AIM and the Funds have adopted procedures for allocating portfolio transactions across multiple accounts.

     >> With respect to securities transactions for the Funds, AIM determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which AIM or an affiliate acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), AIM may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

     >> Finally, the appearance of a conflict of interest may arise where AIM has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.

     AIM and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

SECURITY OWNERSHIP OF PORTFOLIO MANAGER**

------------------------------ --------- ----------- ------------ ------------- -------------- --------------- --------------
      PORTFOLIO MANAGER          NONE    $1-$10,000  $10,001-      $50,001-      $100,001-      $500,001-         OVER
                                                       $50,000      $100,000      $500,000        $1,000,000     $1,000,000
------------------------------ --------- ----------- ------------ ------------- -------------- --------------- --------------
------------------------------ --------- ----------- ------------ ------------- -------------- --------------- --------------
Geoffrey V. Keeling               X
------------------------------ --------- ----------- ------------ ------------- -------------- --------------- --------------
------------------------------ --------- ----------- ------------ ------------- -------------- --------------- --------------
Robert L. Shoss                   X
------------------------------ --------- ----------- ------------ ------------- -------------- --------------- --------------
------------------------------ --------- ----------- ------------ ------------- -------------- --------------- --------------
Juliet S. Ellis                   X
------------------------------ --------- ----------- ------------ ------------- -------------- --------------- --------------
------------------------------ --------- ----------- ------------ ------------- -------------- --------------- --------------
Juan R. Hartsfield                X
------------------------------ --------- ----------- ------------ ------------- -------------- --------------- --------------

** Shares of the Funds may only be purchased by insurance company separate accounts and certain qualified retirement plans. Accordingly, no portfolio manager may invest in Funds directly.

INVESCO INSTITUTIONAL (N.A.), INC.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

     IINA seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote good sustained fund performance. IINA evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager's compensation consists of the following five elements:

     >> BASE SALARY. Each portfolio manager is paid a base salary. In setting the base salary, IINA's intention is to be competitive in light of the particular portfolio manager's experience and responsibilities.

     >> ANNUAL BONUS. Each portfolio manager is eligible to receive an annual cash bonus which has quantitative and non-quantitative components. Generally, 70% of the bonus is quantitatively determined, based typically on a four-year rolling average of pre-tax performance of all registered investment company accounts for which a portfolio manager has day-to-day management responsibilities versus the performance of a pre-determined peer group. In instances where a portfolio manager has responsibility for management of more than one fund, an asset weighted four-year rolling average is used.

          High fund performance (against applicable peer group) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor fund performance (versus applicable peer group) could result in no bonus. The amount of fund assets under management typically have an impact on the bonus potential (for example, managing more assets increases the bonus potential); however, this factor typically carries less weight than relative performance. The remaining 30% portion of the bonus is discretionary as determined by IINA and takes into account other subjective factors.

     >> EQUITY-BASED COMPENSATION. Portfolio managers may be awarded options to purchase common shares and/or granted restricted shares of AMVESCAP stock from pools determined from time to time by the Remuneration Committee of the AMVESCAP Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.

     >> PARTICIPATION IN GROUP INSURANCE PROGRAMS. Portfolio managers are provided life insurance coverage in the form of a group variable universal life insurance policy, under which they may make additional contributions to purchase additional insurance coverage or for investment purposes.

     >> PARTICIPATION IN DEFERRED COMPENSATION PLAN. Portfolio managers are eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation.

Portfolio managers also participate in benefit plans and programs available generally to all employees.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER AND POTENTIAL CONFLICTS OF INTEREST

IINA's portfolio managers develop investment models which are used in connection with the management of certain registered investment companies, for which IINA or an affiliate acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals. The following chart reflects information regarding accounts other than the Fund for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) mutual funds,
(ii) other pooled investment vehicles, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance ("performance-based fees"), information on those accounts is specifically broken out.

JNL/AIM Real Estate Fund (As of 12-31-04)
Mark Blackburn                                                    NUMBER OF                       TOTAL
                                                                   ACCOUNTS                      ASSETS
registered investment companies: .......................              5                      $2,860,522,948
                                                             ---------------------    ------------------------------
                                                             ---------------------    ------------------------------
other pooled investment vehicles:.......................              9                       $663,626,940
                                                             ---------------------    ------------------------------
                                                             ---------------------    ------------------------------
other accounts:.........................................              47                     $2,621,927,402
                                                             ---------------------    ------------------------------

Joe V. Rodriguez, Jr.                                             NUMBER OF                       TOTAL
                                                                   ACCOUNTS                      ASSETS
registered investment companies: .......................              5                      $2,860,522,948
                                                             ---------------------    ------------------------------
                                                             ---------------------    ------------------------------
other pooled investment vehicles:.......................              9                       $663,626,940
                                                             ---------------------    ------------------------------
                                                             ---------------------    ------------------------------
other accounts:.........................................              47                     $2,621,927,402
                                                             ---------------------    ------------------------------

James W. Trowbridge                                               NUMBER OF                       TOTAL
                                                                   ACCOUNTS                      ASSETS
registered investment companies: .......................              5                      $2,860,522,948
                                                             ---------------------    ------------------------------
                                                             ---------------------    ------------------------------
other pooled investment vehicles:.......................              9                       $663,626,940
                                                             ---------------------    ------------------------------
                                                             ---------------------    ------------------------------
other accounts:.........................................              47                     $2,621,927,402
                                                             ---------------------    ------------------------------

CONFLICTS OF INTEREST

     Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple funds and /or other accounts may be presented with one or more of the following potential conflicts:

     >> The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. IINA seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Fund.

     >> If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, IINA and the Fund have adopted procedures for allocating portfolio transactions across multiple accounts.

     >> With respect to securities transactions for the Fund, IINA determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which IINA or an affiliate acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), IINA may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

     >> Finally, the appearance of a conflict of interest may arise where IINA has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.

     IINA and the Fund have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

SECURITY OWNERSHIP OF PORTFOLIO MANAGER**

------------------------------ --------- ----------- ------------ ------------- -------------- --------------- --------------
      PORTFOLIO MANAGER          NONE    $1-$10,000  $10,001-     $50,001-       $100,001-      $500,001-          OVER
                                                      $50,000       $100,000        $500,000       $1,000,000    $1,000,000
------------------------------ --------- ----------- ------------ ------------- -------------- --------------- --------------
------------------------------ --------- ----------- ------------ ------------- -------------- --------------- --------------
Joe V. Rodriguez                  X
------------------------------ --------- ----------- ------------ ------------- -------------- --------------- --------------
------------------------------ --------- ----------- ------------ ------------- -------------- --------------- --------------
Mark Blackburn                    X
------------------------------ --------- ----------- ------------ ------------- -------------- --------------- --------------
------------------------------ --------- ----------- ------------ ------------- -------------- --------------- --------------
James W. Trowbridge               X
------------------------------ --------- ----------- ------------ ------------- -------------- --------------- --------------

** Shares of the Fund may only be purchased by insurance company separate accounts and certain qualified retirement plans. Accordingly, no portfolio manager may invest in Fund directly.

     Eagle Asset Management, Inc. ("Eagle"), 880 Carillon Parkway, St. Petersburg, Florida 33716, serves as sub-adviser to the JNL/Eagle Core Equity Fund and the JNL/Eagle SmallCap Equity Fund. Eagle is a wholly owned subsidiary of Raymond James Financial, Inc., a publicly traded company which, together with its subsidiaries, provides a wide range of financial services to retail and institutional clients.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

     Eagle has created a compensation plan that provides our investment professionals with long-term financial incentives and encourages them to develop their careers at Eagle. Our investment professionals are compensated as follows:

     o All portfolio managers, analysts, and traders are paid base salaries that are competitive with others in their fields, based on industry surveys;

     o In the Institutional Growth division, Ashi Parikh and his team have a profit-sharing arrangement that is tied to the growth and success of their business. Eagle and Mr. Parikh changed the structure from a revenue-sharing format to allow for greater long-term economic participation as the business grows. Additionally, members of the team continue to participate in a Raymond James stock option program. Eagle plans to move toward emulating the compensation structure of our Institutional Growth team across other portfolio management teams;

     o Other Portfolio managers participate in a revenue-sharing program that provides incentives to build a successful investment program over the long term;

     o Additional deferred compensation plans are provided to key investment professionals;

     o Analysts and traders receive incentive bonus compensation up to three times their base salaries, primarily based upon experience and their contribution to investment results;

     o All portfolio managers participate in a non-qualified stock option program that vests at the end of the seventh year following their respective dates of employment;

     o All employees receive benefits from our parent company including a 401(k) plan, profit sharing, Employee Stock Option Plan and Employee Stock Purchase Plan.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER AND POTENTIAL CONFLICTS OF INTEREST

JNL/Eagle Core Equity Fund
Ashi Parikh                                                            NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS
>>       registered investment companies: ..............                   6                      646,143,567
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
>>       other pooled investment vehicles:..............                   2                      26,652,881
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
>>       other accounts:................................                  310                     747,978,436
                                                                 -----------------------    ------------------------

Richard Skeppstrom Team                                                NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS
>>       registered investment companies: ..............                   3                      408,723,058
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
>>       other pooled investment vehicles:..............                   0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
>>       other accounts:................................                  5270                   1,552,671,504
                                                                 -----------------------    ------------------------

Lou Kirschbaum                                                         NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS
>>       registered investment companies: ..............                   1                      71,623,053
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
>>       other pooled investment vehicles:..............                   0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
>>       other accounts:................................                  1172                    372,862,575
                                                                 -----------------------    ------------------------

JNL/Eagle SmallCap Equity Fund
Bert Boksen                                                            NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS
>>       registered investment companies: ..............                   6                      697,652,474
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
>>       other pooled investment vehicles:..............                   1                      31,930,436
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
>>       other accounts:................................                  1050                    880,754,330
                                                                 -----------------------    ------------------------

CONFLICTS OF INTEREST

Potential Conflicts

     Eagle currently holds a 51% ownership interests in EB Management I, LLC which acts as the general partner to a limited partnership formed for investment purposes. Bert Boksen is a 49% owner of EB Management and the Portfolio Manager for the Eagle Aggressive Growth Partners Fund I L.P. In addition to EB Management I, LLC Eagle owns a 50% ownership interest in EA Management I, LLC which acts as the general partner to two limited partnerships formed for investment purposes. Ashi Parikh is a 50% owner of EA Management and the Portfolio Manager for the Eagle Growth Partners Fund I L.P. and Eagle Growth Partners Fund III L.P. Eagle also provides administrative and investment research services for the general partner. Certain officers and employees of Eagle have investment interests in the partnership. On occasion, orders for the securities transactions of a partnership may be aggregated with orders for Eagle's client accounts. In such instances, Eagle will ensure that the allocation of securities among Eagle's clients and the partnership is equitable; price averaging may be used for trades executed in a series of transactions on the same day. Eagle does not invest assets of clients' accounts in such limited partnership. Officers and employees of Raymond James Financial, Inc. and its subsidiaries may have investment interest in such investment partnership.

     Eagle's portfolio management team manages other accounts with investment strategies similar to the Portfolio. Certain conflicts of interest may arise in connection with the management of multiple portfolios. As noted above, fees vary among these accounts and the portfolio manager may personally invest in some of these accounts. This could create potential conflicts of interest where a portfolio manager may favor certain accounts over others, resulting in other accounts outperforming the Portfolio. Other potential conflicts include conflicts in the allocation of investment opportunities and aggregated trading. However, Eagle has developed and implemented policies and procedures designed to ensure that all clients are treated equitably. In addition, compliance oversight and monitoring ensures adherence to policies designed to avoid conflicts. Also, as indicated in Eagle's Code of Ethics there are certain procedures in place to avoid conflicts of interest when the Manager and other investment personnel of Eagle buy or sell securities also owned by, or bought or sold for Clients.

SECURITY OWNERSHIP OF PORTFOLIO MANAGER(S)

--------------------------- -------- -------------- ------------ ------------- --------------- --------------- --------------
    PORTFOLIO MANAGER        NONE     $1-$10,000    $10,001-      $50,001-      $100,001-       $500,001-          OVER
                                                      $50,000      $100,000       $500,000        $1,000,000     $1,000,000
--------------------------- -------- -------------- ------------ ------------- --------------- --------------- --------------
--------------------------- -------- -------------- ------------ ------------- --------------- --------------- --------------
Ashi Parikh                    X
--------------------------- -------- -------------- ------------ ------------- --------------- --------------- --------------
--------------------------- -------- -------------- ------------ ------------- --------------- --------------- --------------
Richard   Skeppstrom   and     X
Team
--------------------------- -------- -------------- ------------ ------------- --------------- --------------- --------------
--------------------------- -------- -------------- ------------ ------------- --------------- --------------- --------------
Bert Boksen                    X
--------------------------- -------- -------------- ------------ ------------- --------------- --------------- --------------
--------------------------- -------- -------------- ------------ ------------- --------------- --------------- --------------
Lou Kirschbaum                 X
--------------------------- -------- -------------- ------------ ------------- --------------- --------------- --------------

     FMR Corp., organized in 1972, is the ultimate parent company of FMR, Fidelity Investments Money Management, Inc., and FMR Co., Inc. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the Investment Company Act of 1940, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp. FMR serves as the sub-adviser for the JNL/FMR Capital Growth Fund and the JNL/FMR Balanced Fund. The address of FMR and its affiliates, unless otherwise indicated below, is 82 Devonshire Street, Boston, Massachusetts 02109. As the sub-adviser, FMR chooses the JNL/FMR Capital Growth Fund and the JNL/FMR Balanced Fund's investments and places orders to buy and sell each Fund's investments. On behalf of the JNL/FMR Balanced Fund, FMR has entered into a sub-subadvisory agreement with Fidelity Investments Money Management, Inc. (FIMM). The address of FIMM is One Spartan Way, Merrimack, New Hampshire 03054. FIMM chooses certain types of investments for the Fund. On behalf of the JNL/FMR Capital Growth Fund and the JNL/FMR Balanced Fund, FMR has entered into a sub-subadvisory agreement with FMR Co., Inc. (FMRC). FMRC chooses certain types of investments for the Funds. Under the terms of the sub-subadvisory agreements, FMR pays FIMM and FMRC for providing sub-subadvisory services.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

     Larry Rakers is the lead manager of JNL/FMR Balanced Fund and receives compensation for his services. Mr. Rakers is also a co-manager of the fund and receives compensation for managing the equity investments of the fund. George Fisher is a co-manager of JNL/FMR Balanced Fund and receives compensation for managing the bond investments of the fund. As of December 31, 2004, portfolio manager compensation generally consists of a base salary, a bonus and, in certain cases, participation in several types of equity-based compensation plans. A portion of each portfolio manager's compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

     The lead manager's and each co-manager's base salary is determined annually by level of responsibility and tenure at FMR or its affiliates.

     The components of the composite benchmark index of the Fund and their relative weightings are: Lehman Brothers U.S. Treasury Bond Index (40%); Russell 3000 Index (30%); Russell 3000 Value Index (30%). A portion of the lead manager's bonus is based on the pre-tax investment performance of the investments of the fund within the Lipper Balanced Objective. A portion of the equity co-manager's bonus is based pre-tax investment performance of the equity investments of the fund measured against a composite equity index. The components of the equity index and their relative weightings are: Russell 3000 Index (50%) and the Russell 3000 Value Index (50%). The lead manager's and equity co-manager's bonus is based on several components calculated separately over his tenure over multiple measurement periods that eventually encompass periods of up to five years. The primary components of the lead manager and equity co-manager's bonus are based on (i) the pre-tax investment performance of the portfolio manager's fund(s) and account(s) relative to a defined peer group and relative to a benchmark index assigned to each fund or account, and (ii) the investment performance of a broad range of other FMR equity funds and accounts. A subjective component of the bonus is based on the lead manager and co-manager's overall contribution to management of FMR.

     A portion of the bond co-manager's bonus is linked to the pre-tax investment performance of the bond investments of the fund measured against the Lehman Brothers U.S. Treasury Bond Index. The bond co-manager's bonus is based on several components calculated separately over his tenure over a measurement period that eventually encompasses a period of up to three years. The primary components of the bond co-manager's bonus are based on (i) the pre-tax investment performance of the co-manager's fund(s) and account(s) relative to a benchmark index assigned to each fund or account, and (ii) the investment performance of other FMR taxable bond funds and accounts. A subjective component of the co- manager's bonus is based on the co-manager's overall contribution to management of FMR.

     The lead manager and each co-manager is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR Corp., FMR's parent company. FMR Corp. is a diverse financial services company engaged in various activities that include fund management, brokerage and employer administrative services.

     Peter Saperstone is the portfolio manager of JNL/FMR Capital Growth Fund and receives compensation for his services. As of December 31, 2004, portfolio manager compensation generally consists of a base salary, a bonus and, in certain cases, participation in several types of equity-based compensation plans. A portion of the portfolio manager's compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

     The portfolio manager's base salary is determined annually by level of responsibility and tenure at FMR or its affiliates. A substantial portion of the portfolio manager's bonus is linked to the pre-tax investment performance of the equity assets of the fund measured against the S&P MidCap 400 Index and the pre-tax investment performance of the equity assets of the fund within the Lipper Mid Cap Objective. The portfolio manager's bonus is based on several components calculated separately over his tenure over multiple measurement periods that eventually encompass periods of up to five years. The primary components of the portfolio manager's bonus are based on (i) the pre-tax investment performance of the portfolio manager's fund(s) and account(s) relative to a defined peer group and relative to a benchmark index assigned to each fund or account, and (ii) the investment performance of a broad range of other FMR equity funds and accounts. A smaller, subjective component of the portfolio manager's bonus is based on the portfolio manager's overall contribution to management of FMR. The portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR Corp., FMR's parent company. FMR Corp. is a diverse financial services company engaged in various activities that include fund management, brokerage, and employer administrative services.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER AND POTENTIAL CONFLICTS OF INTEREST

JNL/FMR Balanced Fund
Larry Rakers                                                           NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS
registered investment companies: .......................                   2                    $12,682 million
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   1                    $8,742 million
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   1                      $72 million
                                                                 -----------------------    ------------------------

George Fischer                                                         NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS
registered investment companies: .......................                   7                    $9,625 million
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   5                    $10,220 million
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   4                    $1,327 million
                                                                 -----------------------    ------------------------

JNL/FMR Capital Growth Fund
Peter Saperstone                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS
registered investment companies: .......................                   4                    $11,191 million
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   1                     $153 million
                                                                 -----------------------    ------------------------

CONFLICTS OF INTEREST

     The portfolio manager's compensation plan may give rise to potential conflicts of interest. The portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the fund. Securities selected for funds or accounts other than the fund may outperform the securities selected for the fund. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the fund's code of ethics will adequately address such conflicts.

SECURITY OWNERSHIP OF PORTFOLIO MANAGER(S)

--------------------------- -------- -------------- ------------ ------------- --------------- --------------- --------------
    PORTFOLIO MANAGER        NONE     $1-$10,000    $10,001-      $50,001-      $100,001-       $500,001-          OVER
                                                      $50,000       $100,000      $500,000        $1,000,000     $1,000,000
--------------------------- -------- -------------- ------------ ------------- --------------- --------------- --------------
--------------------------- -------- -------------- ------------ ------------- --------------- --------------- --------------
Larry Rakers                   X
--------------------------- -------- -------------- ------------ ------------- --------------- --------------- --------------
--------------------------- -------- -------------- ------------ ------------- --------------- --------------- --------------
George Fischer                 X
--------------------------- -------- -------------- ------------ ------------- --------------- --------------- --------------
--------------------------- -------- -------------- ------------ ------------- --------------- --------------- --------------
Peter Saperstone               X
--------------------------- -------- -------------- ------------ ------------- --------------- --------------- --------------

     Franklin Advisory Services, LLC, ("Franklin") which is located at One Parker Plaza, Ninth Floor, Fort Lee, New Jersey 07024, serves as sub-adviser to the JNL/Franklin Templeton Small Cap Value Fund. Franklin is an indirect wholly owned subsidiary of Franklin Resources, Inc., a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Franklin Resources, Inc.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

Franklin Advisory Services seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager's level of responsibility and Franklin Templeton budget guidelines. Portfolio managers have no financial incentive to favor one fund or account over another. Each portfolio manager's compensation consists of the following three elements:

     BASE SALARY. Each portfolio manager is paid a base salary.

     ANNUAL BONUS. Each portfolio manager is eligible to receive an annual bonus. Franklin Templeton feels that portfolio managers should have some deferred or equity-based compensation in order to build a vested interest in the company and its shareholders. With this in mind, bonuses generally are split between cash (65%) and restricted shares of Franklin Resources stock (35%).

     Larger bonus awards are 50% cash and 50% in restricted shares of Franklin Resources stock. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and aligns the financial incentives of Franklin Advisory Services and the portfolio manager. Any bonus under the plan is completely discretionary. While the amount of any bonus is discretionary, the following factors are generally used in determining bonuses under the plan:

     |X| INVESTMENT PERFORMANCE: The historic long-term (i.e., 3 and 5 year) investment performance of all accounts managed by the portfolio manager is considered. The pre-tax performance of each account is measured relative to an appropriate peer group benchmark (for example, a Lipper small cap value peer group if the fund invests primarily in small cap stocks with a value strategy) and securities market index (for example, the Russell 2000 Value Index).

     |X|  RESEARCH:   Since  the   Franklin   equity  team  also  has   research
          responsibilities; each portfolio manager is evaluated on the number and performance of recommendations over time, productivity and quality of recommendations, and peer evaluation.

     |X| NON-INVESTMENT PERFORMANCE: The more qualitative contributions of a portfolio manager to Franklin Advisory Services' business and the investment management team, including professional knowledge, productivity, responsiveness to client needs and communication, are evaluated in determining the amount of any bonus award.

     ADDITIONAL LONG TERM EQUITY-BASED COMPENSATION. Portfolio managers may be awarded options to purchase common shares of Franklin Resources stock that would permit the portfolio to purchase a set amount of shares at the market price on the date of grant. Some portfolio managers may be granted additional restricted shares of Franklin Resources stock. Awards of such equity-based compensation typically vest over time, so as to create incentives to retain key talent.

     Portfolio managers also participate in benefit plans and programs available generally to all employees.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER AND POTENTIAL CONFLICTS OF INTEREST

William J. Lippman                                                     NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS
registered investment companies: .......................                   8                    $10,329,000,000
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   0                          $0
                                                                 -----------------------    ------------------------

Bruce C. Baughman, CPA                                                 NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS
registered investment companies: .......................                   8                    $10,329,000,000
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   0                          $0
                                                                 -----------------------    ------------------------

Margaret McGee                                                         NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS
registered investment companies: .......................                   8                    $10,329,000,000
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   0                          $0
                                                                 -----------------------    ------------------------

Donald G. Taylor, CPA                                                  NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS
registered investment companies: .......................                   8                    $10,329,000,000
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   0                          $0
                                                                 -----------------------    ------------------------

CONFLICTS OF INTEREST

The management of multiple funds and accounts may also give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. Franklin Advisory Services, LLC seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline, such as investing in value oriented securities. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Finally, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and accounts. Franklin Advisory Services seeks to manage such potential conflicts by having adopted procedures, approved by the fund boards, intended to provide a fair allocation of buy and sell opportunities among Funds and other accounts.

The structure of a portfolio manager's compensation may give rise to potential conflicts of interest. A portfolio manager's base pay tends to increase with additional and more complex responsibilities.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest; there is no assurance that a fund's code of ethics will adequately address such conflicts.

Franklin Advisory Services has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

SECURITY OWNERSHIP OF PORTFOLIO MANAGER(S)

------------------------------ -------- ----------- ------------ ------------- --------------- --------------- --------------
      PORTFOLIO MANAGER         NONE    $1-$10,000  $10,001-      $50,001-      $100,001-       $500,001-          OVER
                                                      $50,000       $100,000      $500,000       $1,000,000     $1,000,000
------------------------------ -------- ----------- ------------ ------------- --------------- --------------- --------------
------------------------------ -------- ----------- ------------ ------------- --------------- --------------- --------------
William J. Lippman               N/A
------------------------------ -------- ----------- ------------ ------------- --------------- --------------- --------------
------------------------------ -------- ----------- ------------ ------------- --------------- --------------- --------------
Bruce C. Baughman, CPA           N/A
------------------------------ -------- ----------- ------------ ------------- --------------- --------------- --------------
------------------------------ -------- ----------- ------------ ------------- --------------- --------------- --------------
Margaret McGee                   N/A
------------------------------ -------- ----------- ------------ ------------- --------------- --------------- --------------
------------------------------ -------- ----------- ------------ ------------- --------------- --------------- --------------
Donald G. Taylor, CPA            N/A
------------------------------ -------- ----------- ------------ ------------- --------------- --------------- --------------

     Fred Alger Management, Inc. ("Alger"), which is located at 111 Fifth Avenue, New York, New York 10003, serves as sub-adviser to the JNL/Alger Growth Fund. Alger generally is engaged in the business of rendering investment advisory services to institutions and, to a lesser extent, individuals. Alger has been engaged in the business of rendering investment advisory services since 1964. Alger is a wholly owned subsidiary of Fred Alger & Company, Incorporated which in turn is a wholly owned subsidiary of Alger Associates, Inc., a privately held financial services holding company. Fred M. Alger III is a majority shareholder of Alger Associates, Inc. and may be deemed to control that company and its subsidiaries.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

An Alger portfolio manager's compensation generally consists of salary, an annual bonus and eligibility for payments under Alger's incentive compensation program. In addition, portfolio managers are eligible for standard health and retirement benefits available to all Alger employees, including a 401(k) plan sponsored by Alger. A portfolio manager's base salary is typically a function of the portfolio manager's experience (with consideration given to type, investment style and size of investment portfolios previously managed), performance of his job responsibilities, and financial services industry peer comparisons. Base salary is generally a fixed amount that may change following an annual review. The annual bonus is typically a percentage of the base salary. The percentage is variable from year to year, and considers various factors, including:

     o    the firm's overall financial results and profitability;

     o    the firm's overall investment management performance;

     o    current year's and prior years' investment  performance (both relative
          and  absolute)  of  the   portfolios   for  which  the  individual  is
          responsible; and

     o    the individual's leadership contribution within the firm.

Incentive compensation is based on factors comparable to those considered in determining the annual bonus, is designed to retain key talent, and typically includes a cash bonus payment and investments in Alger fund(s) selected by the portfolio manager that generally vest in increments over a period of time. The proportion of incentive compensation allocated to the cash bonus payment and to investments in Alger funds may vary among portfolio managers, and is subject to change.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER AND POTENTIAL CONFLICTS OF INTEREST

Dan Chung                                                              NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS
registered investment companies: .......................                   14                    $4.4 billion
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   62                   $896.0 million
                                                                 -----------------------    ------------------------

CONFLICTS OF INTEREST

Alger's portfolio managers are often responsible for managing several accounts for several clients. In addition to Alger mutual funds, these other accounts may include mutual funds sub-advised by Alger and separate accounts. Potential conflicts of interest may arise when a portfolio manager has responsibility for more than one account and makes investment decisions involving the same security for two or more accounts. Investment decisions for accounts are made with consideration of their respective investment objectives, availability of cash for investment, current holdings and size of investment positions. A particular security may be bought or sold for only one account, or in different amounts and at different times for one account but not another account. Alger has developed trade allocation policies and procedures to avoid action that would result in an improper advantage or disadvantage to any one account managed by Alger. Transactions are allocated among accounts in a manner believed by Alger to be most equitable to each account, generally using a pro-rata allocation methodology. Exceptions to pro-rata allocation may be made to recognize the investment needs of each individual account, including but not limited to consideration of issuer concentration, industry exposure, asset class exposure, credit exposure, available cash, desire to eliminate de minimus positions, and to give priority to accounts with specialized investment policies and objectives.

SECURITY OWNERSHIP OF PORTFOLIO MANAGER(S)

--------------------------- -------- -------------- ------------ ------------- --------------- --------------- --------------
    PORTFOLIO MANAGER        NONE     $1-$10,000    $10,001-      $50,001-      $100,001-       $500,001-          OVER
                                                       $50,000      $100,000      $500,000        $1,000,000    $1,000,000
--------------------------- -------- -------------- ------------ ------------- --------------- --------------- --------------
--------------------------- -------- -------------- ------------ ------------- --------------- --------------- --------------
Dan Chung                      X
--------------------------- -------- -------------- ------------ ------------- --------------- --------------- --------------


     Goldman Sachs Asset Management, L.P. ("GSAM(R)"), which is located at 32 Old Slip, New York, New York 10005 serves as sub-adviser to the JNL/Goldman Sachs Mid Cap Value Fund. GSAM has been registered as an investment adviser since 1990 and is an affiliate of Goldman, Sachs & Co. ("Goldman Sachs").

PORTFOLIO MANAGER COMPENSATION STRUCTURE

GSAM and the GSAM Value Team's (the "Value Team") compensation package for its portfolio mangers is comprised of a base salary and a performance bonus. The performance bonus is a function of each portfolio manager's individual performance and his or her contribution to overall team performance. Portfolio Managers are rewarded for their ability to outperform a benchmark while managing risk appropriately. Compensation is also influenced by the Value Team's total revenues for the past year which in part is derived from advisory fees and for certain accounts, performance based fees. Anticipated compensation levels among competitor firms may also be considered, but is not a principal factor.

The performance bonus is significantly influenced by 3 Year period of investment performance. The following criteria are considered:

     o    Individual performance (relative, absolute)

     o    Team Performance (relative, absolute)

     o    Consistent performance that aligns with clients' objectives

     o    Achievement of top rankings (relative and competitive)

The investment performance mentioned above is considered only on a pre-tax basis. As it relates to relative performance, the benchmark for this Fund is the Russell Mid Cap Value Index. As mentioned above, performance is measured on a 3 Year basis.

OTHER COMPENSATION. In addition to base salary and performance bonus, GSAM has a number of additional benefits/deferred compensation programs for all portfolio managers in place including (i) a 401K program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; (ii) a profit sharing program to which Goldman Sachs & Co. makes a pretax contribution; and (iii) investment opportunity programs in which certain professionals are eligible to participate subject to certain net worth requirements. Portfolio Managers may also receive grants of restricted stock units and/or stock options as part of their compensation.

Certain GSAM Portfolio Managers may also participate in the firm's Partner Compensation Plan, which covers many of the firm's senior executives. In general, under the Partner Compensation Plan, participants receive a base salary and a bonus (which may be paid in cash or in the form of an equity-based award) that is linked to Goldman Sachs' overall financial performance.


OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER AND POTENTIAL CONFLICTS OF INTEREST

Eileen Rominger                                                        NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS
registered investment companies: .......................                   19                    $9.2 billion
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts*:........................................                  311                    $4.7 billion
                                                                 -----------------------    ------------------------

Dolores Bamford                                                        NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS
registered investment companies: .......................                   19                    $9.2 billion
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts*:........................................                  311                    $4.7 billion
                                                                 -----------------------    ------------------------

Lisa Parisi                                                            NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS
registered investment companies: .......................                   19                    $9.2 billion
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts*:........................................                  311                    $4.7 billion
                                                                 -----------------------    ------------------------

Sean Gallagher                                                         NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS
registered investment companies: .......................                   13                    $6.2 billion
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts*:........................................                  285                    $4.1 billion
                                                                 -----------------------    ------------------------

Edward Perkin                                                          NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS
registered investment companies: .......................                   13                    $6.2 billion
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts*:........................................                  285                    $4.1 billion
                                                                 -----------------------    ------------------------

Sally Pope Davis                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS
registered investment companies: .......................                   13                    $6.2 billion
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts*:........................................                  285                    $4.1 billion
                                                                 -----------------------    ------------------------

Andrew Braun                                                           NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS
registered investment companies: .......................                   13                    $6.2 billion
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts*:........................................                  285                    $4.1 billion
                                                                 -----------------------    ------------------------

Scott Carroll                                                          NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS
registered investment companies: .......................                   19                    $9.2 billion
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts*:........................................                  311                    $4.7 billion
                                                                 -----------------------    ------------------------

David L. Berdon                                                        NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS
registered investment companies: .......................                   19                    $9.2 billion
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts*:........................................                  311                    $4.7 billion
                                                                 -----------------------    ------------------------

James Otness                                                           NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS
registered investment companies: .......................                   6                     $3.0 billion
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   26                    $662 million
                                                                 -----------------------    ------------------------

* The information listed in "other accounts" includes one account that is managed whose advisory fee is based on performance, which has $113.6 million in total assets.

CONFLICTS OF INTEREST

GSAM's portfolio managers are often responsible for managing one or more Funds as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Fund and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.

GSAM has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, GSAM has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, GSAM has adopted policies limiting the circumstances under which cross-trades may be effected between a Fund and another client account. GSAM conducts periodic reviews of trades for consistency with these policies.

SECURITY OWNERSHIP OF PORTFOLIO MANAGER(S)

--------------------------- -------- -------------- ------------ ------------- --------------- --------------- --------------
    PORTFOLIO MANAGER        NONE     $1-$10,000    $10,001-      $50,001-       $100,001-      $500,001-          OVER
                                                       $50,000      $100,000       $500,000       $1,000,000    $1,000,000
--------------------------- -------- -------------- ------------ ------------- --------------- --------------- --------------
--------------------------- -------- -------------- ------------ ------------- --------------- --------------- --------------
Eileen Rominger                X
--------------------------- -------- -------------- ------------ ------------- --------------- --------------- --------------
--------------------------- -------- -------------- ------------ ------------- --------------- --------------- --------------
Sally P. Davis                 X
--------------------------- -------- -------------- ------------ ------------- --------------- --------------- --------------
--------------------------- -------- -------------- ------------ ------------- --------------- --------------- --------------
Dolores Bamford                X
--------------------------- -------- -------------- ------------ ------------- --------------- --------------- --------------
--------------------------- -------- -------------- ------------ ------------- --------------- --------------- --------------
Andy Braun                     X
--------------------------- -------- -------------- ------------ ------------- --------------- --------------- --------------
--------------------------- -------- -------------- ------------ ------------- --------------- --------------- --------------
Lisa Parisi                    X
--------------------------- -------- -------------- ------------ ------------- --------------- --------------- --------------
--------------------------- -------- -------------- ------------ ------------- --------------- --------------- --------------
Sean Gallagher                 X
--------------------------- -------- -------------- ------------ ------------- --------------- --------------- --------------
--------------------------- -------- -------------- ------------ ------------- --------------- --------------- --------------
David Berdon                   X
--------------------------- -------- -------------- ------------ ------------- --------------- --------------- --------------
--------------------------- -------- -------------- ------------ ------------- --------------- --------------- --------------
Scott Carroll                  X
--------------------------- -------- -------------- ------------ ------------- --------------- --------------- --------------
--------------------------- -------- -------------- ------------ ------------- --------------- --------------- --------------
Edward Perkin                  X
--------------------------- -------- -------------- ------------ ------------- --------------- --------------- --------------
--------------------------- -------- -------------- ------------ ------------- --------------- --------------- --------------
James Otness                   X
--------------------------- -------- -------------- ------------ ------------- --------------- --------------- --------------

Due to Goldman Sachs Asset Management, L.P.'s ("GSAM") internal policies, GSAM portfolio managers are generally prohibited from purchasing shares of Sub-Advised Funds for which they have primary responsibility.

     J.P. Morgan Investment Management Inc. ("J.P. Morgan"), with principal offices at 522 Fifth Avenue, New York, New York 10036, serves as sub-adviser to the JNL/JPMorgan International Value Fund and the JNL/JPMorgan International Equity Fund. J.P. Morgan is an indirect subsidiary of JPMorgan Chase & Co., a publicly-traded bank holding company. J.P. Morgan and its affiliates offer a wide range of services to governmental, institutional, corporate and individual customers and act as investment adviser to individual and institutional customers.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

JPMorgan's portfolio managers participate in a highly competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable bonus consisting of cash incentives, stock awards and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of the JPMorgan's business as a whole.

Each portfolio manager's performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. Investment performance is generally more heavily weighted to the long-term.

Stock awards are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of a portfolio manager's total award. As incentive compensation increases, the percentage of compensation awarded in restricted stock, stock appreciation awards or stock options also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER AND POTENTIAL CONFLICTS OF INTEREST

JNL/JPMorgan International Equity Fund
James Fisher, M.D.                                                     NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS
registered investment companies: .......................                   10                    $5.6 billion
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   13                    $5.9 billion
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   23                    $5.4 billion
                                                                 -----------------------    ------------------------

JNL/JPMorgan International Value Fund
Andrew Cormie, M.D.                                                    NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS
registered investment companies: .......................                   4                     $425 million
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   7                      $3 billion
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   15                    $2.6 billion
                                                                 -----------------------    ------------------------


Gerd Woort-Menker, M.D.                                                NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS
registered investment companies: .......................                   1                      $56 million
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   2                     $300 million
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   5                     $725 million
                                                                 -----------------------    ------------------------

CONFLICTS OF INTEREST

The potential material conflicts of interest that may arise in connection with the portfolio managers' management of the Fund and the management of their other accounts include:

     1. A conflict between investment strategy of the Fund and the investment strategy of the other accounts managed by the portfolio manager.

     2. A conflict in allocation of investment opportunities between the Fund and the other accounts managed by the portfolio manager. However, the Adviser's allocation practices are designed to achieve fair and equitable allocation of investment opportunities among its clients over time. Orders for the same equity security are aggregated on a continual basis throughout each trading day consistent with the Adviser's duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. For equity securities, partially completed orders generally will be allocated among accounts with similar investment objectives and strategies on a pro-rata average price basis, subject to certain limited exceptions. One such exception provides that if an allocation results in a DE
          MINIMIS allocation relative to the size of the account or its investment strategy, the allocation may be reallocated to other accounts. While aggregation of the Fund's order for a security with orders for the Adviser's other clients seeks to achieve an equitable allocation of the order between the Fund and the Adviser's other clients, it may adversely affect the size of the position the Fund may obtain or the price paid or received by the Fund.

     3. The Fund is subject to different regulation than the other pooled investment vehicles and other accounts managed by the portfolio manager. As a consequence of this difference in regulatory requirements, the Fund may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same the extent as the other accounts managed by the portfolio manager.

SECURITY OWNERSHIP OF PORTFOLIO MANAGER(S)

--------------------------------- -------- ----------- ------------ ------------- ------------ --------------- --------------
       PORTFOLIO MANAGER           NONE    $1-$10,000  $10,001-      $50,001-      $100,001-    $500,001-           OVER
                                                         $50,000       $100,000     $500,000     $1,000,000      $1,000,000
--------------------------------- -------- ----------- ------------ ------------- ------------ --------------- --------------
--------------------------------- -------- ----------- ------------ ------------- ------------ --------------- --------------
James Fisher, M.D.                   X
--------------------------------- -------- ----------- ------------ ------------- ------------ --------------- --------------
--------------------------------- -------- ----------- ------------ ------------- ------------ --------------- --------------
Andrew Cormie, M.D.                  X
--------------------------------- -------- ----------- ------------ ------------- ------------ --------------- --------------
--------------------------------- -------- ----------- ------------ ------------- ------------ --------------- --------------
Gerd Woort-Menker, M.D.              X
--------------------------------- -------- ----------- ------------ ------------- ------------ --------------- --------------

     Lazard Asset Management LLC ("Lazard"), 30 Rockefeller Plaza, New York, New York 10112, serves as sub-adviser to the JNL/Lazard Mid Cap Value Fund and the JNL/Lazard Small Cap Value Fund. Lazard is a subsidiary of Lazard Freres & Co. LLC (Lazard Freres), a privately held New York limited liability company, which is a member of the New York, American and Chicago Stock Exchanges. Lazard Freres provides its clients with a wide variety of investment banking, brokerage and related services. Its clients are both individuals and institutions.

     TEAM MANAGEMENT AND MODEL PORTFOLIOS. Portfolio managers at Lazard manage multiple accounts for a diverse client base, including private clients, institutions and investment funds. Lazard manages all portfolios on a team basis. The team is involved at all levels of the investment process. This team approach allows for every portfolio manager to benefit from his/her peers, and for clients to receive the firm's best thinking, not that of a single portfolio manager. Lazard manages all like investment mandates against a model portfolio. Specific client objectives, guidelines or limitations then are applied against the model, and any necessary adjustments are made.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

     Lazard's portfolio managers are generally responsible for managing multiple types of accounts that may, or may not, have similar investment objectives, strategies, risks and fees to those managed on behalf of the Fund. Portfolio managers responsible for managing the Fund may also manage sub-advised registered investment companies, collective investment trusts, unregistered funds and/or other pooled investment vehicles, separate accounts, separately managed account programs (often referred to as "wrap accounts") and model portfolios.

     Lazard compensates portfolio managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. Salary and bonus are paid in cash. Portfolio managers are compensated on the performance of the aggregate group of portfolios managed by them rather than for a specific fund or account. Various factors are considered in the determination of a portfolio manager's compensation. All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce Lazard's investment philosophy such as leadership, teamwork and commitment.

     Total compensation is not fixed, but rather is based on the following factors: (i) maintenance of current knowledge and opinions on companies owned in the portfolio; (ii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iii) ability and willingness to develop and share ideas on a team basis; and (iv) the performance results of the portfolios managed by the investment team.

     Variable bonus is based on the portfolio manager's quantitative performance as measured by his or her ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by them, by comparison of each account to a predetermined benchmark (as set forth in the prospectus) over the current fiscal year and the longer-term performance (3-, 5- or 10-year, if applicable) of such account, as well as performance of the account relative to peers. In addition, the portfolio manager's bonus can be influenced by subjective measurement of the manager's ability to help others make investment decisions.

     Portfolio managers also have an interest in the Lazard Asset Management LLC Equity Plan, an equity based incentive program for Lazard Asset Management. The plan offers permanent equity in Lazard Asset Management to a significant number of its professionals, including portfolio managers, as determined by the Board of Directors of Lazard Asset Management, from time to time. This plan gives certain Lazard employees a permanent equity interest in Lazard and an opportunity to participate in the future growth of Lazard.

     The chart below includes information regarding the members of the portfolio management team responsible for managing the Fund. Specifically, it shows the number of other portfolios and assets (as of the most recent fiscal year end) managed by each team member, as well as the amount (within certain specified ranges) of money invested by each team member in shares of the Fund. As noted in the chart, the portfolio managers managing the Fund may also individually be members of management teams that are responsible for managing Similar Accounts. A significant proportion of these Similar Accounts may be within separately managed account programs, where the third party program sponsor is responsible for applying specific client objectives, guidelines and limitations against the model portfolio managed by the portfolio management team. Regardless of the number of accounts, the portfolio management team still manages each account based on a model portfolio as described above.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER AND POTENTIAL CONFLICTS OF INTEREST

JNL/Lazard Mid Cap Value Fund
Andrew Lacey                                                           NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS
registered investment companies: .......................                   13                   $4,260,070,033
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   13                    $590,516,644
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                 18,189                 $17,105,076,875
                                                                 -----------------------    ------------------------

Patrick M. Mullin                                                      NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS
registered investment companies: .......................                   5                    $2,109,082,338
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   51                   $1,315,820,958
                                                                 -----------------------    ------------------------

Christopher H. Blake                                                   NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS
registered investment companies: .......................                   5                    $2,005,425,920
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   2                      $61,106,421
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                  222                   $1,316,965,306
                                                                 -----------------------    ------------------------

Gary Buesser                                                           NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS
registered investment companies: .......................                   5                    $2,005,425,920
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   2                      $61,106,421
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                  218                    $996,800,770
                                                                 -----------------------    ------------------------

JNL/Lazard Small Cap Value Fund
Patrick M. Mullin                                                      NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS
registered investment companies: .......................                   5                    $2,109,082,338
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   51                   $1,315,820,958
                                                                 -----------------------    ------------------------

CONFLICTS OF INTEREST

     MATERIAL CONFLICTS RELATED TO MANAGEMENT OF SIMILAR ACCOUNTS. Although the potential for conflicts of interest exist when an investment adviser and portfolio managers manage other accounts with similar investment objectives and strategies as the Fund ("Similar Accounts"), Lazard has procedures in place that are designed to ensure that all accounts are treated fairly and that the Fund is not disadvantaged, including procedures regarding trade allocations and "conflicting trades" (E.G., long and short positions in the same security, as described below). In addition, the Fund, as a registered investment company, is subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.

     Potential conflicts of interest may arise because of Lazard's management of the Fund and Similar Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Lazard may be perceived as causing accounts it manages to participate in an offering to increase Lazard's overall allocation of securities in that offering, or to increase Lazard's ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Lazard may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. Additionally, portfolio managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the Fund, that they are managing on behalf of Lazard. Although Lazard does not track each individual portfolio manager's time dedicated to each account, Lazard periodically reviews each portfolio manager's overall responsibilities to ensure that they are able to allocate the necessary time and resources to effectively manage the Fund. In addition, Lazard could be viewed as having a conflict of interest to the extent that Lazard and/or portfolios managers have a materially larger investment in a Similar Account than their investment in the Fund.

     A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchase by the other account, or when a sale in one account lowers the sale price received in a sale by a second account. Lazard manages hedge funds that are subject to performance/incentive fees. Certain hedge funds managed by Lazard may also be permitted to sell securities short. When Lazard engages in short sales of securities of the type in which the Fund invests, Lazard could be seen as harming the performance of the Fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. As described above, Lazard has procedures in place to address these conflicts. Additionally, Lazard currently does not have any portfolio managers that manage both hedge funds that engage in short sales and long-only accounts, including open-end and closed-end registered investment companies.

SECURITY OWNERSHIP OF PORTFOLIO MANAGER(S)

----------------------------- -------- ------------ ------------ ------------- --------------- --------------- --------------
     PORTFOLIO MANAGER         NONE        $1-      $10,001-      $50,001-      $100,001-       $500,001-          OVER
                                         $10,000     $50,000        $100,000       $500,000      $1,000,000     $1,000,000
----------------------------- -------- ------------ ------------ ------------- --------------- --------------- --------------
----------------------------- -------- ------------ ------------ ------------- --------------- --------------- --------------
Andrew Lacey                     X
----------------------------- -------- ------------ ------------ ------------- --------------- --------------- --------------
----------------------------- -------- ------------ ------------ ------------- --------------- --------------- --------------
Patrick M. Mullin                X
----------------------------- -------- ------------ ------------ ------------- --------------- --------------- --------------
----------------------------- -------- ------------ ------------ ------------- --------------- --------------- --------------
Christopher H. Blake             X
----------------------------- -------- ------------ ------------ ------------- --------------- --------------- --------------
----------------------------- -------- ------------ ------------ ------------- --------------- --------------- --------------
Gary Buesser                     X
----------------------------- -------- ------------ ------------ ------------- --------------- --------------- --------------

     Mellon Capital Management Corporation ("Mellon Capital"), located at 595 Market Street, Suite 3000, San Francisco, California 94105, serves as sub-adviser to the JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund, JNL/Mellon Capital Management S&P 500 Index Fund, JNL/Mellon Capital Management S&P 400 MidCap Index Fund, JNL/Mellon Capital Management Small-Cap Index Fund, JNL/Mellon Capital Management International Index Fund and to the JNL/Mellon Capital Management Bond Index Fund. Mellon Capital Management Corporation is a wholly-owned indirect subsidiary of Mellon Financial Corporation, a publicly traded financial holding company.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

PASSIVELY   MANAGED  AND  ACTIVELY   MANAGED  MUTUAL  FUND   PORTFOLIO   MANAGER
COMPENSATION

As of January 2005, a Mellon Capital Management Corporation's ("Mellon Capital's") portfolio managers responsible for both passively managed and actively managed mutual funds are generally eligible for compensation consisting of base salary, bonus, and payments under Mellon Capital's long-term incentive compensation program. All compensation is paid by Mellon Capital and not by the mutual funds. The same methodology described below is used to determine portfolio manager compensation with respect to the management of mutual funds and other accounts.

Mutual fund portfolio managers are also eligible for the standard retirement benefits and health and welfare benefits available to all Mellon Capital employees. Certain portfolio managers may be eligible for additional retirement benefits under several supplemental retirement plans that Mellon Capital provides to restore dollar-for-dollar the benefits of management employees that had been cut back solely as a result of certain limits due to the tax laws. These plans are structured to provide the same retirement benefits as the standard retirement benefits. In addition, mutual fund portfolio managers whose compensation exceeds certain limits may elect to defer a portion of their salary and/or bonus under the Mellon Financial Corporation deferred compensation plan.

A portfolio manager's base salary is determined by the manager's experience and performance in the role, taking into account the ongoing compensation benchmark analyses. A portfolio manager's base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs.

A portfolio manager's bonus is determined by a number of factors. One factor is performance of the mutual fund relative to expectations for how the mutual fund should have performed, given its objectives, policies, strategies and limitations, and the market environment during the measurement period. For index funds, the performance factor depends on how closely the portfolio manager tracks the mutual fund's benchmark index over a one-year period. For actively managed funds, the performance factors depend on how successfully the portfolio manager out performs the relevant benchmark while maintaining the appropriate risk profile for the fund over the past year. Additional factors include the overall financial performance of Mellon Capital, the performance of all accounts (relative to expectations) for which the portfolio manager has responsibility, the portfolio manager's contributions to the investment management functions within the sub-asset class, contributions to the development of other investment professionals and supporting staff, and overall contributions to strategic planning and decisions for the investment group. The target bonus is expressed as a percentage of base salary. The actual bonus paid may be more or less than the target bonus, based on how well the manager satisfies the objectives stated above. The bonus is paid on an annual basis.

Under the long-term incentive compensation program, certain portfolio managers are eligible to receive a payment from Mellon Capital's long-term incentive compensation plan based on their years of service, job level and, if applicable, management responsibilities. Each year, a portion of the firm's profits is allocated to the long-term incentive compensation award. The annual awards are paid after three years.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER AND POTENTIAL CONFLICTS OF INTEREST

JNL/Mellon Capital Management S&P 500 Index Fund
Susan Ellison, Richard Brown, Karen Wong                               NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS
registered investment companies: .......................                   34                    $4.8 Billion
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   28                    $46.1 Billion
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   31                    $18.8 Billion
                                                                 -----------------------    ------------------------

JNL/Mellon Capital Management S&P 400 MidCap Index Fund
Susan Ellison, Richard Brown, Karen Wong                               NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS
registered investment companies: .......................                   34                    $5.0 Billion
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   28                    $46.1 Billion
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   31                    $18.8 Billion
                                                                 -----------------------    ------------------------

JNL/Mellon Capital Management Small Cap Index Fund
Susan Ellison, Richard Brown, Karen Wong                               NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS
registered investment companies: .......................                   34                    $5.0 Billion
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   28                    $46.1 Billion
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   31                    $18.8 Billion
                                                                 -----------------------    ------------------------

JNL/Mellon Capital Management International Index Fund
Susan Ellison, Richard Brown, Karen Wong                               NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS
registered investment companies: .......................                   34                    $4.9 Billion
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   28                    $46.1 Billion
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   31                    $18.8 Billion
                                                                 -----------------------    ------------------------

JNL/Mellon Capital Management Bond Index Fund
David Kwan, Lowell Bennett                                             NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS
registered investment companies: .......................                   2                     $1.1 Billion
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   17                    $8.4 Billion
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   8                     $1.2 Billion
                                                                 -----------------------    ------------------------

JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund
Warren Chiang                                                          NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS
registered investment companies: .......................                   0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   3                     $154,023,234
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   1                      $14,900,000
                                                                 -----------------------    ------------------------

CONFLICTS OF INTEREST

At Mellon Capital Management Corporation, individual portfolio managers may manage multiple accounts for multiple clients. Mellon manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes and oversight by select orporate officers. Mellon has developed control procedures to ensure that no one client, regardless of type, is intentionally favored at the expense of another.

SECURITY OWNERSHIP OF PORTFOLIO MANAGER(S)

--------------------------- -------- -------------- ------------ ------------- --------------- --------------- --------------
    PORTFOLIO MANAGER        NONE     $1-$10,000    $10,001-      $50,001-       $100,001-      $500,001-          OVER
                                                      $50,000       $100,000      $500,000        $1,000,000     $1,000,000
--------------------------- -------- -------------- ------------ ------------- --------------- --------------- --------------
--------------------------- -------- -------------- ------------ ------------- --------------- --------------- --------------
Warren Chiang                  X
--------------------------- -------- -------------- ------------ ------------- --------------- --------------- --------------
--------------------------- -------- -------------- ------------ ------------- --------------- --------------- --------------
Susan Ellison                  X
--------------------------- -------- -------------- ------------ ------------- --------------- --------------- --------------
--------------------------- -------- -------------- ------------ ------------- --------------- --------------- --------------
Richard Brown                  X
--------------------------- -------- -------------- ------------ ------------- --------------- --------------- --------------
--------------------------- -------- -------------- ------------ ------------- --------------- --------------- --------------
Karen Wong                     X
--------------------------- -------- -------------- ------------ ------------- --------------- --------------- --------------
--------------------------- -------- -------------- ------------ ------------- --------------- --------------- --------------
David Kwan                     X
--------------------------- -------- -------------- ------------ ------------- --------------- --------------- --------------
--------------------------- -------- -------------- ------------ ------------- --------------- --------------- --------------
Lowell Bennett                 X
--------------------------- -------- -------------- ------------ ------------- --------------- --------------- --------------

     Oppenheimer Funds, Inc. ("Oppenheimer"), located at Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-10008, serves as sub-adviser to the JNL/Oppenheimer Global Growth Fund and to the JNL/Oppenheimer Growth Fund. As of December 31, 2004, Oppenheimer, including subsidiaries and affiliates, managed in excess of $170 billion in assets, including more than 60 mutual funds having more than 7 million shareholder accounts. Oppenheimer is wholly-owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

COMPENSATION OF THE PORTFOLIO MANAGERS. The Fund's Portfolio Managers are employed and compensated by the Manager, not the Fund. Under the Manager's compensation program for its portfolio managers and portfolio analysts, their compensation is based primarily on the investment performance results of the funds and accounts they manage, rather than on the financial success of the Manager. This is intended to align the portfolio managers' and analysts' interests with the success of the funds and accounts and their investors. The Manager's compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. As of December 31, 2004 each Portfolio Managers' compensation consisted of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and appreciation rights in regard to the common stock of the Manager's holding company parent. Senior portfolio managers may also be eligible to participate in the Manager's deferred compensation plan.

The base pay component of each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions, to help the Manager attract and retain talent. The annual discretionary bonus is determined by senior management of the Manager and is based on a number of factors, including a fund's pre-tax performance for periods of up to five years, measured against an appropriate benchmark selected by management. Other factors include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the Fund and other funds managed by the Portfolio Managers. The compensation structure of one other fund managed by the Portfolio Managers is different from the compensation structure of the Fund, described above. That fund's compensation structure is based on the fund's performance.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER AND POTENTIAL CONFLICTS OF INTEREST

JNL/Oppenheimer Global Growth Fund
William L. Wilby                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS
registered investment companies: .......................                   15                  $19,316.4 million
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   1                     $19.5 million
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                  None                        $0
                                                                 -----------------------    ------------------------

Rajeev Bhaman                                                          NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS
registered investment companies: .......................                   14                  $19,316.4 million
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   1                     $19.5 million
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                  None                        $0
                                                                 -----------------------    ------------------------

JNL/Oppenheimer Growth Fund
David Poiesz                                                           NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS
registered investment companies: .......................                   4                   $4,610.7 million
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                  None                        $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                  None                        $0
                                                                 -----------------------    ------------------------

CONFLICTS OF INTEREST

As indicated above, each of the Portfolio Managers also manages other funds. Potentially, at times, those responsibilities could conflict with the interests of the Fund. That may occur whether the investment strategies of the other fund are the same as, or different from, the Fund's investment objectives and strategies. For example the Portfolio Manager may need to allocate investment opportunities between the Fund and another fund having similar objectives or strategies, or he may need to execute transactions for another fund that could have a negative impact on the value of securities held by the Fund. Not all funds and accounts advised by the Manager have the same management fee. If the management fee structure of another fund is more advantageous to the Manager than the fee structure of the Fund, the Manager could have an incentive to favor the other fund. However, the Manager's compliance procedures and Code of Ethics recognize the Manager's fiduciary obligations to treat all of its clients, including the Fund, fairly and equitably, and are designed to preclude the Portfolio Managers from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so. At different times, one or more of the Fund's Portfolio Managers may manage other funds or accounts with investment objectives and strategies that are similar to those of the Fund, or may manage funds or accounts with investment objectives and strategies that are different from those of the Fund.

SECURITY OWNERSHIP OF PORTFOLIO MANAGER(S)

--------------------------- -------- -------------- ------------ ------------- --------------- --------------- --------------
    PORTFOLIO MANAGER        NONE     $1-$10,000    $10,001-      $50,001-       $100,001-      $500,001-           OVER
                                                      $50,000      $100,000        $500,000       $1,000,000     $1,000,000
--------------------------- -------- -------------- ------------ ------------- --------------- --------------- --------------
--------------------------- -------- -------------- ------------ ------------- --------------- --------------- --------------
William L. Wilby               X
--------------------------- -------- -------------- ------------ ------------- --------------- --------------- --------------
--------------------------- -------- -------------- ------------ ------------- --------------- --------------- --------------
Rajeev Bhaman                  X
--------------------------- -------- -------------- ------------ ------------- --------------- --------------- --------------
--------------------------- -------- -------------- ------------ ------------- --------------- --------------- --------------
David Poiesz                   X
--------------------------- -------- -------------- ------------ ------------- --------------- --------------- --------------

     PIMCO, located at 840 Newport Center Drive, Newport Beach, California 92660 serves as sub-advisor to the Trust portfolios listed above. PIMCO is an investment counseling firm founded in 1971. PIMCO is a Delaware limited liability company and is a majority-owned subsidiary of Allianz Global Investors of America L.P., ("AGI LP") with a minority interest held by PIMCO Partners, LLC. PIMCO Partners, LLC is owned by the current managing directors and executive management of PIMCO. AGI LP was organized as a limited partnership under Delaware law in 1987. AGI LP's sole general partner is Allianz-PacLife Partners LLC. Allianz-PacLife Partners LLC is a Delaware limited company with two members, ADAM U.S. Holding LLC, the managing member, which is a Delaware limited liability company and Pacific Life Insurance Company, a California stock life insurance company. The sole member of ADAM U.S. Holding LLC is Allianz Global Investors of America LLC. Allianz Global Investors of America LLC has two members, Allianz of America, Inc., a Delaware corporation which owns a 99.9% non-managing interest and Allianz Global Investors of America Holding Inc., a Delaware corporation which owns a 0.01% managing interest. Allianz Global Investors of America Holding Inc. is a wholly-owned subsidiary of Allianz Global Investors Aktiengesellschaft, which is wholly owned by Allianz Aktiengesellschaft ("Allianz AG"). Allianz of America, Inc. is wholly-owned by Allianz AG. Pacific Life Insurance Company, a wholly-owned subsidiary of Pacific Mutual Holding Company. Allianz AG indirectly holds a controlling interest in Allianz Global Investors of America L.P. Allianz AG is a European-based, multinational insurance and financial services holding company. Pacific Life Insurance Company owns an indirect minority equity interest in Allianz Global Investors of America L.P. and is a California-based insurance company.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

PIMCO has adopted a "Total Compensation Plan" for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm's mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, a bonus, and may include a retention bonus. Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO's profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO's deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee's compensation. PIMCO's contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

SALARY AND BONUS. Base salaries are determined by considering an individual portfolio manager's experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.

In addition, the following non-exclusive list of qualitative criteria (collectively, the "Bonus Factors") may be considered when determining the bonus for portfolio managers:

     |X|  3-year,   2-year  and  1-year   dollar-weighted  and  account-weighted
          investment performance as judged against benchmarks and relative to applicable industry peer groups;

     |X|  Appropriate   risk   positioning   that  is  consistent  with  PIMCO's
          investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

     |X|  Amount and nature of assets managed by the portfolio manager;

     |X| Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

     |X| Generation and contribution of investment ideas in the context of PIMCO's secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

     |X| Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

     |X|  Contributions to asset retention, gathering and client satisfaction;

     |X|  Contributions to mentoring, coaching and/or supervising; and

     |X|  Personal growth and skills added.

Final award amounts are determined by the PIMCO Compensation Committee.

RETENTION BONUSES. Certain portfolio managers may receive a discretionary, fixed amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO. Each portfolio manager who is a Senior Vice President or Executive Vice President of PIMCO receives a variable amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO.

Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan ("Cash Bonus Plan"), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO's parent company, Allianz Global Investors of America L.P. ("AGI"), and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon AGI's profit growth and PIMCO's profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors, and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.

PROFIT SHARING PLAN. Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO's net profits. Portfolio managers who are Managing Directors receive an amount determined by the Managing Director Compensation Committee, based upon an individual's overall contribution to the firm and the Bonus Factors. Under his employment agreement, William Gross receives a fixed percentage of the profit sharing plan.

ALLIANZ TRANSACTION RELATED COMPENSATION. In May 2000, a majority interest in the predecessor holding company of PIMCO was acquired by a subsidiary of Allianz AG ("Allianz"). In connection with the transaction, Mr. Gross received a grant of restricted stock of Allianz, the last of which vests on May 5, 2005.

From time to time, under the PIMCO Class B Unit Purchase Plan, Managing Directors and certain executive management (including Executive Vice Presidents) of PIMCO may become eligible to purchase Class B Units of PIMCO. Upon their purchase, the Class B Units are immediately exchanged for Class A Units of PIMCO Partners, LLC, a California limited liability company that holds a minority interest in PIMCO and is owned by the Managing Directors and certain executive management of PIMCO. The Class A Units of PIMCO Partners, LLC entitle their holders to distributions of a portion of the profits of PIMCO. The PIMCO Compensation Committee determines which Managing Directors and executive management may purchase Class B Units and the number of Class B Units that each may purchase. The Class B Units are purchased pursuant to full recourse notes issued to the holder. The base compensation of each Class B Unit holder is increased in an amount equal to the principal amortization applicable to the notes given by the Managing Director or member of executive management.

Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director's employment with PIMCO.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER AND POTENTIAL CONFLICTS OF INTEREST

William H. Gross                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS
registered investment companies: .......................                   27                     $114,103.10
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   14                      $4,570.20
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   73                     $42,709.40
                                                                 -----------------------    ------------------------

CONFLICTS OF INTEREST

From time to time, potential conflicts of interest may arise between a portfolio manager's management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Funds, track the same index a Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds.

KNOWLEDGE AND TIMING OF FUND TRADES. A potential conflict of interest may arise as a result of the portfolio manager's day-to-day management of a Fund. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund's trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.

INVESTMENT OPPORTUNITIES. A potential conflict of interest may arise as result of the portfolio manager's management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO's allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO's investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.

PERFORMANCE FEES. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between such other accounts and the Funds on a fair and equitable basis over time.

SECURITY OWNERSHIP OF PORTFOLIO MANAGER(S)

--------------------------- -------- -------------- ------------ ------------- --------------- --------------- --------------
    PORTFOLIO MANAGER        NONE     $1-$10,000    $10,001-      $50,001-      $100,001-       $500,001-           OVER
                                                     $50,000        $100,000      $500,000       $1,000,000      $1,000,000
--------------------------- -------- -------------- ------------ ------------- --------------- --------------- --------------
--------------------------- -------- -------------- ------------ ------------- --------------- --------------- --------------
William H. Gross               X
--------------------------- -------- -------------- ------------ ------------- --------------- --------------- --------------

     Putnam Investment Management, LLC ("Putnam"), located at One Post Office Square, Boston, Massachusetts 02109, serves as sub-adviser to the JNL/Putnam Equity Fund, the JNL/Putnam Value Equity Fund, and the JNL/Putnam Midcap Growth Fund. Putnam has been managing mutual funds since 1937. Putnam is a subsidiary of Putnam Investments Trust, which is owned by Marsh & McLennan Companies, Inc., a publicly-traded holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.

     Putnam's investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class. Members of the Team are responsible for day-to-day management of funds under their supervision in that they actively contribute their expertise and unique insights to the investment process across the Team's funds. A Chief Investment Officer heads each Investment Management Team. For each fund, a Portfolio Leader and Portfolio Members are assigned to drive the broader Investment Management Team's work. The Portfolio Leader is designated to lead the investment process for a specific fund and has overall accountability for implementation of the Team's work. The Portfolio Leader facilitates and coordinates decision-making, leverages resources and expertise for the fund, and serves as a sounding board in working through investment issues.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

Putnam Management believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam Investments' total incentive compensation pool that is available to Putnam Management's Investment Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time. The peer group for the fund is its broad investment category as determined by Lipper Inc.* The portion of the incentive compensation pool available to your investment management team varies based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time on a before-tax basis.

     o    Consistent performance means being above median over one year.

     o Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

     o Superior performance (which is the largest component of Putnam Management's incentive compensation program) means being in the top third of the peer group over three and five years.

In determining an investment management team's portion of the incentive compensation pool and allocating that portion to individual team members, Putnam Management retains discretion to reward or penalize teams or individuals, including the fund's Portfolio Leader(s) and Portfolio Member(s), as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined by Putnam Management's parent company, Marsh & McLennan Companies, Inc., and depends in large part on Putnam's profitability for the year, which is influenced by assets under management. Incentive compensation is generally paid as cash bonuses, but a portion of incentive compensation may instead be paid as grants of restricted stock, options or other forms of compensation, based on the factors described above. In addition to incentive compensation, investment team members receive annual salaries that are typically based on seniority and experience. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.

 * these are the Lipper peer groups for the three JNL funds:
JNL/Putnam Equity Fund - Large-Cap Core Funds
JNL/Putnam Midcap Equity Fund - Mid-Cap Growth Funds
JNL/Putnam Value Equity Fund - Large-Cap Value Funds

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER AND POTENTIAL CONFLICTS OF INTEREST

JNL/Putnam Equity Fund
James Wiess                                                            NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS
registered investment companies: .......................                   5                    $5,679,400,000
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   3                      $98,900,000
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   2                      $37,500,000
                                                                 -----------------------    ------------------------

Joshua Brooks                                                          NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS
registered investment companies*: ......................                   8                    $10,249,700,000
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   21                   $4,387,800,000
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts**:.......................................                   12                   $1,831,100,000
                                                                 -----------------------    ------------------------

Richard P. Cervone                                                     NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS
registered investment companies: .......................                   5                    $5,688,400,000
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   3                      $98,900,000
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   2                      $39,900,000
                                                                 -----------------------    ------------------------

James S. Yu                                                            NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS
registered investment companies: .......................                   5                    $5,691,000,000
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   3                      $98,900,000
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   2                      $37,900,000
                                                                 -----------------------    ------------------------

* The information does not include one account that is managed whose advisory fee is based on performance, which has $1,329,200,000 in total assets.

** The information does not include one account that is managed whose advisory fee is based on performance, which has $58,300,000 in total assets.

JNL/Putnam Midcap Equity Fund
Kevin Divney                                                           NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS
registered investment companies: .......................                   4                    $10,253,300,000
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   4                     $174,600,000
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   7                     $461,500,000
                                                                 -----------------------    ------------------------

Paul Marrkand                                                          NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS
registered investment companies: .......................                   4                    $10,253,300,000
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   4                     $174,600,000
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   8                     $461,800,000
                                                                 -----------------------    ------------------------

JNL/Putnam Value Equity Fund
Michael J. Abata                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS
registered investment companies: .......................                   5                    $5,294,600,000
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   5                      $88,600,000
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   4                     $334,800,000
                                                                 -----------------------    ------------------------

Ronald J. Bukovac                                                      NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS
registered investment companies: .......................                   6                    $3,018,600,000
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   3                      $68,100,000
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   3                     $145,100,000
                                                                 -----------------------    ------------------------

CONFLICTS OF INTEREST

POTENTIAL CONFLICTS OF INTEREST IN MANAGING MULTIPLE ACCOUNTS.
Like other investment professionals with multiple clients, the fund's Portfolio Leader(s) and Portfolio Member(s) may face certain potential conflicts of interest in connection with managing both the fund and the other accounts referenced above. The paragraphs below describe some of these potential conflicts, which Putnam Management believes are faced by investment professionals at most major financial firms. As described below, Putnam Management has adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance ("performance fee accounts"), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

     o The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

     o The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

     o The trading of other accounts could be used to benefit higher-fee accounts (front- running).

     o    The  investment  management  team could  focus  their time and efforts
          primarily  on  higher-fee   accounts  due  to  a  personal   stake  in
          compensation.

Putnam Management attempts to address these potential conflicts of interest relating to higher-fee accounts through various compliance policies that are generally intended to place all accounts, regardless of fee structure, on the same footing for investment management purposes. For example, under Putnam Management's policies:

     o Performance fee accounts must be included in all standard trading and allocation procedures with all other accounts.

     o All accounts must be allocated to a specific category of account and trade in parallel with allocations of similar accounts based on the procedures generally applicable to all accounts in those groups (e.g., based on relative risk budgets of accounts).

     o All trading must be effected through Putnam's trading desks and normal queues and procedures must be followed (I.E., no special treatment is permitted for performance fee accounts or higher-fee accounts based on account fee structure).

     o    Front running is strictly prohibited.

     o No portfolio manager or team may be guaranteed or specifically allocated any portion of a performance fee. All performance fee revenues are paid and allocated under the same process as other Putnam revenues.

As part of these policies, Putnam Management has also implemented trade oversight and review procedures in order to monitor whether particular accounts (including higher-fee accounts or performance fee accounts) are being favored over time.

Potential conflicts of interest may also arise when the Portfolio Leader(s) or Portfolio Member(s) have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, Putnam Management's investment professionals do not have the opportunity to invest in client accounts, other than the Putnam funds. However, in the ordinary course of business, Putnam Management or related persons may from time to time establish "pilot" or "incubator" funds for the purpose of testing proposed investment strategies and products prior to offering them to clients. These pilot accounts may be in the form of registered investment companies, private funds such as partnerships or separate accounts established by Putnam Management or an affiliate. Putnam Management or an affiliate supplies the funding for these accounts. Putnam employees, including the fund's Portfolio Leader(s) and Portfolio Member(s), may also invest in certain pilot accounts. Putnam Management, and to the extent applicable, the Portfolio Leader(s) and Portfolio Member(s) will benefit from the favorable investment performance of those funds and accounts. Pilot funds and accounts may, and frequently do, invest in the same securities as the client accounts. Putnam Management's policy is to treat pilot accounts in the same manner as client accounts for purposes of trading allocation - neither favoring nor disfavoring them except as is legally required. For example, pilot accounts are normally included in Putnam Management's daily block trades to the same extent as client accounts.

A potential conflict of interest may arise when the fund and other accounts purchase or sell the same securities. On occasions when the Portfolio Leader(s) or Portfolio Member(s) consider the purchase or sale of a security to be in the best interests of the fund as well as other accounts, Putnam Management's trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the fund or another account if one account is favored over another in allocating the securities purchased or sold - for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. Putnam Management's trade allocation policies generally provide that each day's transactions in securities that are purchased or sold by multiple accounts are, insofar as possible, averaged as to price and allocated between such accounts (including the fund) in a manner which in Putnam Management's opinion is equitable to each account and in accordance with the amount being purchased or sold by each account. Certain exceptions exist for specialty, regional or sector accounts. Trade allocations are reviewed on a periodic basis as part of Putnam Management's trade oversight procedures in an attempt to ensure fairness over time across accounts.

"Cross trades," in which one Putnam account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades could be seen to involve a potential conflict of interest if, for example, one account were permitted to sell a security to another account at a higher price than an independent third party would pay.

Another potential conflict of interest may arise based on the different investment objectives and strategies of the fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than the fund. Depending on another account's objectives or other factors, the Portfolio Leader(s) and Portfolio Member(s) may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to the fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by the Portfolio Leader(s) or Portfolio Member(s) when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. As noted above, Putnam Management has implemented trade oversight and review procedures to monitor whether any account is systematically favored over time.

The fund's Portfolio Leader(s) and Portfolio Member(s) may also face other potential conflicts of interest in managing the fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the fund and other accounts.

SECURITY OWNERSHIP OF PORTFOLIO MANAGER(S)

---------------------------- -------- ------------- ------------ ------------- --------------- --------------- --------------
     PORTFOLIO MANAGER        NONE     $1-$10,000   $10,001-      $50,001-      $100,001-       $500,001-          OVER
                                                      $50,000       $100,000      $500,000        $1,000,000    $1,000,000
---------------------------- -------- ------------- ------------ ------------- --------------- --------------- --------------
---------------------------- -------- ------------- ------------ ------------- --------------- --------------- --------------
James Wiess                     X
---------------------------- -------- ------------- ------------ ------------- --------------- --------------- --------------
---------------------------- -------- ------------- ------------ ------------- --------------- --------------- --------------
Joshua Brooks                   X
---------------------------- -------- ------------- ------------ ------------- --------------- --------------- --------------
---------------------------- -------- ------------- ------------ ------------- --------------- --------------- --------------
Richard P. Cervone              X
---------------------------- -------- ------------- ------------ ------------- --------------- --------------- --------------
---------------------------- -------- ------------- ------------ ------------- --------------- --------------- --------------
James S. Yu                     X
---------------------------- -------- ------------- ------------ ------------- --------------- --------------- --------------
---------------------------- -------- ------------- ------------ ------------- --------------- --------------- --------------
Kevin Divney                    X
---------------------------- -------- ------------- ------------ ------------- --------------- --------------- --------------
---------------------------- -------- ------------- ------------ ------------- --------------- --------------- --------------
Paul Marrkand                   X
---------------------------- -------- ------------- ------------ ------------- --------------- --------------- --------------
---------------------------- -------- ------------- ------------ ------------- --------------- --------------- --------------
Michael J. Abata                X
---------------------------- -------- ------------- ------------ ------------- --------------- --------------- --------------
---------------------------- -------- ------------- ------------ ------------- --------------- --------------- --------------
Ronald J. Bukovac               X
---------------------------- -------- ------------- ------------ ------------- --------------- --------------- --------------

     Salomon Brothers Asset Management Inc. ("SBAM"), located at 399 Park Avenue, New York, NY 10022, serves as sub-adviser to the JNL/Salomon Brothers High Yield Bond Fund, the JNL/Salomon Brothers Strategic Bond Fund, and the JNL/Salomon Brothers U.S. Government & Quality Bond Fund. SBAM is an indirect wholly owned subsidiary of Citigroup Inc., a publicly traded bank holding company. SBAM was incorporated in 1987, and, together with affiliates in London, Tokyo and Hong Kong, provides a broad range of fixed income and equity investment advisory services to various individual and institutional clients located throughout the world and serves as sub-adviser to various investment companies.

     In connection with SBAM's service as sub-adviser to the JNL/Salomon Brothers Global Bond Fund, Citigroup Asset Management Limited ("CAM Ltd."), whose business address is Citigroup Centre, Canada Square, London E14 5LB England, provides certain sub-advisory services to SBAM relating to currency transactions and investments in non-dollar denominated debt securities for the benefit of the Fund. CAM Ltd is compensated by SBAM at no additional expense to the Trust. Like SBAM, CAM Ltd is an indirect, wholly owned subsidiary of Citigroup Inc. SBAM Limited is a member of the Investment Management Regulatory Organization Limited in the United Kingdom and is registered as an investment adviser in the United States pursuant to the Investment Advisers Act of 1940, as amended.

     Citigroup Asset Management ("CAM") has implemented an investment management incentive and deferred compensation plan (the "Plan") for its investment professionals, including the fund's portfolio manager(s). The Plan is designed to align the objectives of CAM investment professionals with those of fund shareholders and other investors, and includes three primary components:

PORTFOLIO MANAGER COMPENSATION STRUCTURE

     Citigroup Asset Management ("CAM") investment professionals receive base salary and other employee benefits and are eligible to receive incentive compensation. Base salary is typically determined based on market factors and the skill and experience of individual investment personnel.

     CAM has recently implemented an investment management incentive and deferred compensation plan (the "Plan") for its investment professionals, including the fund's portfolio manager(s). Each investment professional works as a part of an investment team. The Plan is designed to align the objectives of CAM investment professionals with those of fund shareholders and other CAM clients. Under the Plan a "base incentive pool" is established for each team each year as a percentage of CAM's revenue attributable to the team (largely management and related fees generated by funds and other accounts). A team's revenues are typically expected to increase or decrease depending in part on the effect that the team's investment performance has on the level of assets in the investment products managed by the team. The "base incentive pool" of a team is reduced by base salaries paid to members of the team and employee benefits expenses attributable to the team.

     The investment team's incentive pool is then adjusted to reflect the team's investment performance against the applicable product benchmark (e.g., a securities index) and its ranking among a "peer group" of non-CAM investment managers. Longer-term performance will be more heavily weighted than shorter-term performance in the calculation of the performance adjustment factor. The incentive pool for a team may also be adjusted to reflect other factors (e.g., severance pay to departing members of the team, and discretionary allocations by the applicable CAM chief investment officer from one investment team to another). The incentive pool will be allocated by the applicable CAM chief investment officer to the team leader and, based on the recommendations of the team leader, to the other members of the team.

Up to 40% of an investment professional's annual incentive compensation is subject to deferral. Amounts deferred will accrue a return based on the hypothetical returns of a composite of CAM's investment products (where deemed appropriate, approximately half of the deferred amount will accrue a return based on the return of products managed by the applicable investment team). An additional portion of awarded incentive compensation may be received in the form of Citigroup stock or options to purchase common stock. Citigroup may from time to time offer other stock purchase or option programs to investment personnel.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER AND POTENTIAL CONFLICTS OF INTEREST

The table below identifies, for each portfolio manager, the number of accounts
(other than the Fund with respect to which information is provided) for which he or she has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

JNL/Salomon Brothers Strategic Bond Fund
Peter J. Wilby                                                         NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS
registered investment companies: .......................                   32                   $18.10 billion
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   16                    $2.20 billion
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   47                    $7.79 billion
                                                                 -----------------------    ------------------------

Roger Lavan                                                            NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS
registered investment companies: .......................                   16                    $6.67 billion
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   4                     $0.40 billion
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   4                     $1.87 billion
                                                                 -----------------------    ------------------------

David J. Scott                                                         NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS
registered investment companies: .......................                   5                     $1.53 billion
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   20                    $1.41 billion
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   24                    $3.13 billion
                                                                 -----------------------    ------------------------

JNL/Salomon Brothers High Yield Bond Fund
Peter J. Wilby                                                         NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS
registered investment companies: .......................                   32                   $18.05 billion
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   16                    $2.20 billion
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   47                    $7.79 billion
                                                                 -----------------------    ------------------------

JNL/Salomon Brothers U.S. Government & Quality Bond Fund
Roger Lavan                                                            NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS
registered investment companies: .......................                   16                    $6.17 billion
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   4                     $0.40 billion
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   4                     $1.87 billion
                                                                 -----------------------    ------------------------

CONFLICTS OF INTEREST

Material conflicts of interest may arise when a Fund's portfolio manager also has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for [certain of] the portfolio managers listed in the table above. These potential conflicts include:

ALLOCATION OF LIMITED TIME AND ATTENTION. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund's ability to take full advantage of the investment opportunity.

PURSUIT OF DIFFERING STRATEGIES. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

SELECTION OF BROKERS/DEALERS. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

VARIATION IN COMPENSATION. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser's management fee and/or the portfolio manager's compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager's performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

RELATED BUSINESS OPPORTUNITIES. The investment adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

SECURITY OWNERSHIP OF PORTFOLIO MANAGER(S)

The portfolio managers for the Funds sub-advised by SBAM did not hold any shares in the JNL funds as of the Funds' fiscal year ends.

--------------------------- -------- -------------- ------------ ------------- --------------- --------------- --------------
    PORTFOLIO MANAGER        NONE     $1-$10,000    $10,001-      $50,001-      $100,001-       $500,001-          OVER
                                                     $50,000       $100,000       $500,000        $1,000,000     $1,000,000
--------------------------- -------- -------------- ------------ ------------- --------------- --------------- --------------
--------------------------- -------- -------------- ------------ ------------- --------------- --------------- --------------
Peter J. Wilby                 X
--------------------------- -------- -------------- ------------ ------------- --------------- --------------- --------------
--------------------------- -------- -------------- ------------ ------------- --------------- --------------- --------------
Roger Lavan                    X
--------------------------- -------- -------------- ------------ ------------- --------------- --------------- --------------
--------------------------- -------- -------------- ------------ ------------- --------------- --------------- --------------
David J. Scott                 X
--------------------------- -------- -------------- ------------ ------------- --------------- --------------- --------------

     Standard & Poor's Investment Advisory Services LLC ("SPIAS"), located at 55 Water Street, New York, New York 10041, serves as sub-adviser to the JNL/S&P Managed Growth Fund, JNL/S&P Managed Conservative Fund, JNL/S&P Managed Moderate Growth Fund, JNL/S&P Managed Moderate Fund, and JNL/S&P Managed Aggressive Growth Fund. SPIAS was established in 1995 to provide investment advice to the financial community. SPIAS is a subsidiary of The McGraw-Hill Companies, Inc. ("McGraw-Hill"), a publicly traded company with interests in publishing, financial information and financial services. SPIAS is affiliated with Standard & Poor's ("S&P"), a division of McGraw-Hill. S&P is a provider of independent financial information, analytical services, and credit ratings to the global market place. In addition to SPIAS, S&P operates several affiliates that engage in other separate business activities, including a registered broker-dealer. S&P's other businesses are conducted separately and are subject to firewall restrictions. SPIAS operates independently of and has no access to analysis or other information supplied or obtained by S&P in connection with its ratings business, except to the extent such information is made available by S&P to the general public.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

Joshua Harari and Peter Tsui's compensation is a combination of salary and bonus. Bonuses are based on the overall profits of the Investment Services division of Standard & Poor's, of which SPIAS is a part. David Braverman's compensation can vary based on his achievement of various business management objectives. The performance of the accounts he manages is one of many objectives that are considered in his overall evaluation that determines his merit increase and bonus.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER AND POTENTIAL CONFLICTS OF INTEREST

All figures quoted are as of December 31, 2004
DAVID BRAVERMAN*                                                       NUMBER OF               APPROXIMATE TOTAL
                                                                        ACCOUNTS                    ASSETS
Registered investment companies: .......................                   1                     $2.3 billions
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
Other pooled investment vehicles:.......................                   1                     $230 million
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
Other accounts:.........................................               Approx. 8                 Not available
                                                                 -----------------------    ------------------------
* In addition to acting as a co-portfolio manager on the JNL Series Trust and as supervisor of the SPIAS analytical group, Mr. Braverman is the primary manager on the above accounts.

JOSHUA HARARI & PETER TSUI (CO-MANAGERS)                               NUMBER OF               APPROXIMATE TOTAL
                                                                        ACCOUNTS                    ASSETS
Registered investment companies: .......................                   0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
Other pooled investment vehicles:.......................                   2                      $11 billion
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
Other accounts:.........................................                   2                     $118 million
                                                                 -----------------------    ------------------------

CONFLICTS OF INTEREST

The portfolio managers manage multiple accounts and there are potential conflicts of interest. The portfolio managers are required to sign the Standard & Poor's Investment Advisory Services LLC Code of Ethics. The Code addresses conflict situations, most specifically in terms of personal trading policies, but also in general provisions that our advice to our clients must not be affected by conflicts of interest.

SECURITY OWNERSHIP OF PORTFOLIO MANAGER(S)

--------------------------- -------- -------------- ------------ ------------- --------------- --------------- --------------
    PORTFOLIO MANAGER        NONE     $1-$10,000    $10,001-      $50,001-      $100,001-       $500,001-          OVER
                                                     $50,000        $100,000      $500,000       $1,000,000     $1,000,000
--------------------------- -------- -------------- ------------ ------------- --------------- --------------- --------------
--------------------------- -------- -------------- ------------ ------------- --------------- --------------- --------------
David Braverman                X
--------------------------- -------- -------------- ------------ ------------- --------------- --------------- --------------
--------------------------- -------- -------------- ------------ ------------- --------------- --------------- --------------
Joshua Harari                  X
--------------------------- -------- -------------- ------------ ------------- --------------- --------------- --------------
--------------------------- -------- -------------- ------------ ------------- --------------- --------------- --------------
Peter Tsui                     X
--------------------------- -------- -------------- ------------ ------------- --------------- --------------- --------------

     T. Rowe Price Associates, Inc. ("T. Rowe"), located at 100 East Pratt Street, Baltimore, Maryland 21202, serves as sub-adviser to the JNL/T. Rowe Price Established Growth Fund, the JNL/T. Rowe Price Mid-Cap Growth Fund, and the JNL/T. Rowe Price Value Fund. T. Rowe was founded in 1937 by the late Thomas Rowe Price, Jr., and is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly traded company the principal business of which is investment management services.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

     Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors:

     Investment performance over one-, three-, five-, and 10-year periods is the most important input. We evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad based index (ex. S&P 500) and an applicable Lipper index (ex. Large-Cap Growth), though other benchmarks may be used as well. Investment results are also compared to comparably managed funds of competitive investment management firms. Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. It is important to note that compensation is viewed with a long term time horizon. The more consistent a manager's performance over time, the higher the compensation opportunity. The increase or decrease in a fund's assets due to the purchase or sale of fund shares is not considered a material factor.

     Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts, and being good corporate citizens are important components of our long term success and are highly valued.

     All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

     This compensation structure is used for all portfolios managed by the portfolio manager.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS AND POTENTIAL CONFLICTS OF INTEREST

JNL/T. Rowe Price Established Growth Fund
   Robert Smith                                                   NUMBER OF                     TOTAL
                                                                  ACCOUNTS*                     ASSETS*
                                                                  ---------                     ------
   >>       registered investment companies:                         11                    $11,111,757,227
                                                           ------------------------    ------------------------
                                                           ------------------------    ------------------------
   >>       other pooled investment vehicles:                         3                      $92,986,353
                                                           ------------------------    ------------------------
                                                           ------------------------    ------------------------
   >>       other accounts:                                           4                     $235,425,274
                                                           ------------------------    ------------------------

JNL/T. Rowe Price Mid-Cap Growth Fund
   Brian Berghuis                                                 NUMBER OF                     TOTAL
                                                                  ACCOUNTS*                    ASSETS*
   >>       registered investment companies:                          7                    $16,096.2 million
                                                           ------------------------    ------------------------
                                                           ------------------------    ------------------------
   >>       other pooled investment vehicles:                         2                    $321.6 million
                                                           ------------------------    ------------------------
                                                           ------------------------    ------------------------
   >>       other accounts:                                           5                    $283.7 million
                                                           ------------------------    ------------------------

   Donald Peters                                                  NUMBER OF                     TOTAL
                                                                  ACCOUNTS*                    ASSETS*
   >>       registered investment companies:                         13                   $1,741.2 million
                                                           ------------------------    ------------------------
                                                           ------------------------    ------------------------
   >>       other pooled investment vehicles:                         0                           0
                                                           ------------------------    ------------------------
                                                           ------------------------    ------------------------
   >>       other accounts:                                          28                   $1,882.0 million
                                                           ------------------------    ------------------------

JNL/T. Rowe Price Value Fund
   John Linehan                                                   NUMBER OF                     TOTAL
                                                                  ACCOUNTS*                    ASSETS*
   >>       registered investment companies:                          2                   $2,698.2 million
                                                           ------------------------    ------------------------
                                                           ------------------------    ------------------------
   >>       other pooled investment vehicles:                         3                    $392.2 million
                                                           ------------------------    ------------------------
                                                           ------------------------    ------------------------
   >>       other accounts:                                           8                    $800.7 million
                                                           ------------------------    ------------------------

*PLEASE NOTE THE INFORMATION ABOVE DOES NOT INCLUDE ANY OF THE FUNDS FOR WHICH
T. ROWE PRICE SERVES AS SUBADVISER FOR JNL. TOTAL ASSETS ARE BASED ON T. ROWE PRICE INTERNAL RECORDS AS OF DECEMBER 31, 2004. THE ASSETS HAVE NOT YET BEEN RECONCILED, AND THEREFORE, ARE SUBJECT TO CHANGE.

CONFLICTS OF INTEREST

         T. Rowe is not aware of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments and the investments of the other account(s).

SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS

------------------------ --------- ----------- ------------ ------------- -------------- ---------------- ---------------
PORTFOLIO MANAGER        NONE       $1-$10,000 $10,001-      $50,001-      $100,001-      $500,001-            OVER
                                                 $50,000      $100,000       $500,000       $1,000,000      $1,000,000
------------------------ --------- ----------- ------------ ------------- -------------- ---------------- ---------------
------------------------ --------- ----------- ------------ ------------- -------------- ---------------- ---------------
Robert W. Smith             X
------------------------ --------- ----------- ------------ ------------- -------------- ---------------- ---------------
------------------------ --------- ----------- ------------ ------------- -------------- ---------------- ---------------
Brian Berghuis              X
------------------------ --------- ----------- ------------ ------------- -------------- ---------------- ---------------
------------------------ --------- ----------- ------------ ------------- -------------- ---------------- ---------------
Donald Peters               X
------------------------ --------- ----------- ------------ ------------- -------------- ---------------- ---------------
------------------------ --------- ----------- ------------ ------------- -------------- ---------------- ---------------
John Linehan                X
------------------------ --------- ----------- ------------ ------------- -------------- ---------------- ---------------

     Wellington Management Company, LLP ("Wellington Management"), with principal offices at 75 State Street, Boston, Massachusetts 02109, serves as sub-adviser to the JNL/Select Balanced Fund, JNL/Select Global Growth Fund, JNL/Select Large Cap Growth Fund, JNL/Select Money Market Fund and JNL/Select Value Fund. Wellington Management is a Massachusetts limited liability partnership. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2004, Wellington Management had investment management authority with respect to approximately $470 billion in assets.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

Each Fund pays Wellington Management a fee based on the assets under management of the Fund as set forth in an Investment Sub-Advisory Agreement between Wellington Management and Jackson National Asset Management, LLC with respect to the Funds. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to the Funds. The following information relates to the period ended December 31, 2004.

Wellington Management's compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management's compensation of its investment professionals primarily responsible for the day-to-day management of each Fund ("Investment Professionals") includes a base salary and incentive components. The base salary for each Investment Professional who is a partner of Wellington Management is determined by the Managing Partners of the firm. A partner's base salary is generally a fixed amount that may change as a result of an annual review. The base salaries for all other Investment Professionals are determined by the Investment Professional's experience and performance in their respective roles. Base salaries for non-partners are reviewed annually and may be adjusted based on the recommendation of the Investment Professional's business manager, using guidelines established by Wellington Management's Compensation Committee, which has final oversight responsibility for base salaries non-partners. Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the relevant Fund and generally each other portfolio managed by such Investment Professional. Each equity Investment Professional's incentive payment relating to the relevant Fund is linked to the gross pre-tax performance of the Fund compared to the benchmark index and/or peer group identified below over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other portfolios managed by these Investment Professionals, including portfolios with performance fees. Each fixed income Investment Professional's incentive payment on the relevant Fund is based solely on the revenues earned by Wellington Management on the Fund, with no specific link to performance. Portfolio-based incentives across all portfolios managed by an Investment Professional can, and typically do, represent a significant portion of an Investment Professional's overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management's business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than portfolio performance. Each partner of Wellington Management is also eligible to participate in a partner-funded retirement plan. Messrs. Boselli, Bousa, Keogh, Ryan and Shilling are all partners of the firm.

Wellington Management's incentive payments to its Investment Professionals are based on comparisons of each Investment Professional's performance relative to the following benchmark and/or relevant peer group:

FUND                                                         INCENTIVE BENCHMARK(S) / PEER GROUPS
JNL/Select Balanced Fund (equity portion)                    Russell 1000 Value Index

JNL/Select Global Growth Fund                                MSCI World Index

JNL/Select Large Cap Growth Fund                             Russell 1000 Growth Index

JNL/Select Value Fund                                        Russell 1000 Value Index


OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER AND POTENTIAL CONFLICTS OF INTEREST

JNL/Select Balanced Fund
                                                                       NUMBER OF                     TOTAL
Edward Bousa                                                            ACCOUNTS                    ASSETS
                                                                        --------                    ------
registered investment companies: .......................                   5                   $31,822.2 million
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   3                     $216 million
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   19                  $1,016.1 million
                                                                 -----------------------    ------------------------

John Keogh                                                             NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS
registered investment companies: .......................                   7                   $6,170.6 million
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   1                     $231 million
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   47                  $6,245.3 million
                                                                 -----------------------    ------------------------

JNL/Select Global Growth Fund
Jean-Marc Berteaux                                                     NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS
registered investment companies: .......................                   11                  $3,619.2 million
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   10                  $1,245.4 million
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   21                  $1,435.4 million
                                                                 -----------------------    ------------------------

Andrew Offitt                                                          NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS
registered investment companies: .......................                   11                  $3,619.2 million
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   10                  $1,245.4 million
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   29                   $1,440 million
                                                                 -----------------------    ------------------------

JNL/Select Large Cap Growth Fund
John Boselli                                                           NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS
registered investment companies: .......................                   8                   $2,275.8 million
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   7                    $438.4 million
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   29                  $4,641.3 million
                                                                 -----------------------    ------------------------

Andrew Shilling                                                        NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS
registered investment companies: .......................                   8                   $2,275.8 million
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   7                    $438.4 million
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   44                  $4,640.9 million
                                                                 -----------------------    ------------------------

JNL/Select Value Fund
Karen Grimes                                                           NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS
registered investment companies: .......................                   1                    $114.9 million
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   11                        $1.0
                                                                 -----------------------    ------------------------

John Ryan                                                              NUMBER OF                     TOTAL
                                                                        ACCOUNTS                    ASSETS
registered investment companies: .......................                   13                  $8,495.4 million
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   3                    $235.3 million
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   44                  $3,247.6 million
                                                                 -----------------------    ------------------------

CONFLICTS OF INTEREST

Individual investment professionals at Wellington Management manage multiple portfolios for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations), bank common trust accounts, and hedge funds. Each Fund's Investment Professionals generally manage portfolios in several different investment styles. These portfolios may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the relevant Fund. The Investment Professionals make investment decisions for each portfolio, including the relevant Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that portfolio. Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the relevant Fund, or make investment decisions that are similar to those made for the relevant Fund, both of which have the potential to adversely impact the relevant Fund depending on market conditions. For example, an Investment Professional may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures, including performance fees, that are or have the potential to be higher, in some cases significantly higher, than the fees paid by the Fund to Wellington Management. Because incentive payments are tied to revenues earned by Wellington Management, and where noted, to the performance achieved by the manager in each account, the incentives associated with any given Fund may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional.

Wellington Management's goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary Fund guidelines, the allocation of IPOs, and compliance with the firm's Code of Ethics, and places additional investment restrictions on Investment Professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management's Investment Professionals. Although Wellington Management does not track the time an Investment Professional spends on a single portfolio, Wellington Management does periodically assess whether an Investment Professional has adequate time and resources to effectively manage the Investment Professional's various client mandates.

SECURITY OWNERSHIP OF PORTFOLIO MANAGER(S)

--------------------------- -------- -------------- ------------ ------------- --------------- --------------- --------------
    PORTFOLIO MANAGER        NONE     $1-$10,000    $10,001-      $50,001-      $100,001-       $500,001-           OVER
                                                     $50,000       $100,000       $500,000       $1,000,000      $1,000,000
--------------------------- -------- -------------- ------------ ------------- --------------- --------------- --------------
--------------------------- -------- -------------- ------------ ------------- --------------- --------------- --------------
Edward Bousa                   X
--------------------------- -------- -------------- ------------ ------------- --------------- --------------- --------------
--------------------------- -------- -------------- ------------ ------------- --------------- --------------- --------------
John Keogh                     X
--------------------------- -------- -------------- ------------ ------------- --------------- --------------- --------------
--------------------------- -------- -------------- ------------ ------------- --------------- --------------- --------------
Jean-Marc Berteaux             X
--------------------------- -------- -------------- ------------ ------------- --------------- --------------- --------------
--------------------------- -------- -------------- ------------ ------------- --------------- --------------- --------------
Andrew Offit                   X
--------------------------- -------- -------------- ------------ ------------- --------------- --------------- --------------
--------------------------- -------- -------------- ------------ ------------- --------------- --------------- --------------
John Boselli                   X
--------------------------- -------- -------------- ------------ ------------- --------------- --------------- --------------
--------------------------- -------- -------------- ------------ ------------- --------------- --------------- --------------
Andrew Shilling                X
--------------------------- -------- -------------- ------------ ------------- --------------- --------------- --------------
--------------------------- -------- -------------- ------------ ------------- --------------- --------------- --------------
Karen Grimes                   X
--------------------------- -------- -------------- ------------ ------------- --------------- --------------- --------------
--------------------------- -------- -------------- ------------ ------------- --------------- --------------- --------------
John Ryan                      X
--------------------------- -------- -------------- ------------ ------------- --------------- --------------- --------------

                 TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY
                           AND SUB-ADVISORY AGREEMENTS

     Under the 1940 Act, an investment advisory or sub-advisory contract initially must be approved by a vote of the majority of the outstanding voting securities of the investment company (which, in the case of a newly organized Fund, may be a vote by the sole initial shareholder), and may continue in effect for a period longer than two years from the date of its execution only so long as continuance is specifically approved at least annually by the Trustees or by a vote of the majority of the outstanding voting securities of the investment company.

     Further, the 1940 Act requires that an investment advisory or sub-advisory agreement, or the continuance thereof, be approved by a vote of the majority of the disinterested Trustees cast in person at a meeting called for the purpose of voting on such approval. The 1940 Act also places a specific duty upon the Trustees to request and evaluate, and a corresponding duty upon the investment adviser or sub-adviser to furnish, such information as reasonably may be necessary to evaluate the terms of the agreement.

     The Trustees are presented at each of their regular meetings with reports and analyses by the Adviser and the sub-advisers regarding (i) the investment performance of each Fund of the Trust, in relation to benchmark indices and in relation to other funds having similar investment objectives; (ii) Fund brokerage; and (iii) portfolio compliance matters. In addition to submitting quarterly written reports regarding the Funds under their management, portfolio management representatives of the Trust's sub-advisers also make in-person reports to the Trustees on a rotating basis, so that each sub-adviser makes an in-person presentation to the Trustees approximately annually.

     The Trustees review and consider these reports and presentations as part of their responsibility to manage the affairs of the Trust. These reports and presentations also form a part of the information considered by the Trustees in determining whether to approve the continuation of the agreements with the Adviser and each sub-adviser.

     Described below is a summary of additional information provided to and considered by the Trustees, and their conclusions with respect thereto, that formed the basis of the Trustees' approval of the current investment advisory and sub-advisory agreements of the Trust.

         INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT WITH THE ADVISER

     The current Investment Advisory and Management Agreement between the Trust and the Adviser contemplates a "manager of managers" structure whereby the Adviser, with the approval of the Trustees but without necessity of obtaining shareholder approval, may select, retain and compensate sub-advisers for the Funds, or materially amend agreements with sub-advisers. The Adviser and the Trust have been granted an exemption by the SEC. The "manager of managers" structure was approved by the Trustees at a meeting held May 11, 2000. The form of the Investment Advisory and Management Agreement with the Adviser's predecessor, JNFS, was approved by the Trustees at a meeting held August 10, 2000, and was submitted to shareholders of the Trust for approval at a meeting of shareholders held October 10, 2000. The agreement was approved by the shareholders of each Fund, and became effective as of January 31, 2001.

     Annual continuance of the Investment Advisory and Management Agreement between the Trust and the Adviser most recently was approved by the Trustees at their September 2004 meeting. The Trustees were presented by the Adviser with information regarding (i) the nature of the services to be provided to the Trust by the Adviser, including its procedures for monitoring and evaluating sub-advisers and service providers; (ii) the investment performance of the Funds in comparison with their benchmark indices and in comparison with other investment company portfolios having similar investment objectives; (iii) the fees proposed to be charged the Trust by the Adviser, in comparison with the fees charged other underlying funds of variable annuity products, including the facts that (a) the proposed 20 bps reduction in fees for all Funds that approved the 20 bps Rule 12b-1 fee proposed to be charged to the Funds' Class A shares,
(b) the proposed further reduction in fees to be charged to certain Funds, if the shareholders approved sub-advisory agreements with Curian, and (c) as to the other Funds the proposed fees under the new investment advisory agreement were the same as those under the then-existing agreement; (iv) ancillary benefits which might be expected to accrue to the Adviser in respect of its investment advisory relationship with the Trust, including the fees payable to JNAM L.L.C. as administrator; (v) the overall expenses of the Trust in comparison with other underlying funds of variable annuity products; (vi) the Adviser's profitability with respect to its services as Adviser and Administrator and (vii) information regarding the Adviser's personnel rendering services to the Trust.

     In determining to approve the Investment Advisory and Management Agreement with JNAM L.L.C., the Trustees considered the information provided by the Adviser indicating: (i) the services to be provided by the Adviser under the agreement were necessary for the operation of the Trust; (ii) the quality of the services which had been provided by the Adviser in the past, as evidenced by the investment performance of the Funds in relation to their benchmark indices and in relation to other investment company portfolios with similar investment objectives, was within reasonable expectations; and (iii) the compensation proposed to be paid the Adviser for its services under the agreement, including ancillary benefits, and the overall expenses of the Trust, were reasonable both in relation to the nature and quality of the services to be provided by the Adviser, and in relation to the fees and expenses of other underlying funds of variable annuity products.

     The Investment Advisory and Management Agreement has been amended on several occasions since its approval by the Trustees and the shareholders, in connection with the establishment of the new Funds of the Trust. In each such case, the approval of such amendment by the Trustees has been given based on information, prepared by the Adviser, regarding:

     o the services to be provided by the Adviser under the amended agreement in respect of such new Funds and

     o the compensation to be paid the Adviser for its services under the amended agreement in respect of such new Funds, including ancillary benefits, in relation to:

          o both the nature and quality of the services to be provided by the Adviser, and

          o to the fees and expenses of other underlying funds of variable annuity products.


     SUB-ADVISORY AGREEMENT WITH ALLIANCE CAPITAL MANAGEMENT LLP

     At its meeting on February 9, 2005, the Board of Trustees (the "Board") of the JNL/Alliance Capital Growth Fund (the "Fund"), including a majority of the Independent Trustees, considered and approved the Fund's investment sub-advisory agreement with Alliance Capital Management LLP (the "Sub-adviser") through April 29, 2005 (the "Agreement"). In considering the Agreement, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, quality and extent of the Sub-adviser's services, (2) the investment performance of the Fund, including information comparing the performance of the Fund with a peer group of funds and an appropriate index, (3) the profitability of the Sub-adviser, including an analysis of the Sub-adviser's cost of providing services and comparative expense information, and (4) the extent to which economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors.

     The Board of Trustees also periodically considers other material facts such as the allocation of the Fund's brokerage commissions and the Fund's record of compliance with its investment policies and restrictions on personal securities transactions.

     Before approving the Agreement, the Board's Independent Trustees met in executive session with their independent counsel to consider the materials provided by Jackson National Asset Management LLC (the "Adviser") and the Sub-adviser and the terms of the Agreement.

     Based on its evaluation of all material factors, the Board, including a majority of the Independent Trustees, concluded that the Agreement is fair and in the best interests of shareholders. During its deliberations, the Board balanced the various factors based on all the facts and circumstances applicable to each sub-advisory relationship. The following summaries do not detail every matter considered. In reaching its conclusion, the Board considered the following:

     NATURE, QUALITY AND EXTENT OF SERVICES

     The Board examined the nature, quality and extent of the services provided by the Sub-adviser to the Fund. The Board reviewed the Sub-adviser's key personnel in providing investment management services to the Fund as well as the time that investment personnel devote to the Fund. The Board also considered the Sub-adviser's duties under the Agreement in serving as the Fund's investment Sub-adviser, including duties for investment research and stock selection, adherence to the Fund's investment restrictions and monitoring compliance with various Fund policies and procedures. The Board concluded that the Fund benefits from the services provided by the Sub-adviser under the Agreement as a result of the Sub-adviser's experience, reputation, personnel, operations and resources.

     INVESTMENT PERFORMANCE OF THE SUB-ADVISER AND THE FUND

     The Board considered the performance of the Fund and the Sub-adviser, including comparative performance information. The Board reviewed information provided by Lipper, Inc, which ranked the Fund in the 71st, 90th, and 61st percentile for total return for the one-, three, and five-year periods ended December 31, 2004. The Board considered the below average performance of the Fund and possible merger with the JNL/T. Rowe Price Established Growth Fund, which was ranked in the 27th, 15th and 6th percentile for the same time periods. The Board considered the fact that JNAM could not implement the merger prior to April 29, 2005 because of significant system and administrative changes required for fund mergers. Given these necessary and essential changes and the fact that JNAM does not have the capability to manage this Fund itself, the Board concluded that it would not be prudent to replace Alliance at the February meeting. The Board, therefore, concluded, that it would be reasonable to approve the Agreement despite the Sub-adviser's performance, given JNAM's merger proposal.

     COSTS OF SERVICES AND PROFITS REALIZED BY THE SUB-ADVISER

     The Board examined the Sub-adviser's costs in serving as the Fund's investment manager, including the costs associated with the personnel and systems necessary to manage the Fund. The Board also considered the profitability of the Sub-adviser from its relationship with the Fund. The Board examined the sub-adviser fee for the Fund as compared to that of comparable funds managed by other advisers, in addition to its Lipper average. The Board noted that as of 12/31/03, the Fund's sub-adviser fee of 0.35% versus 0.41%. However, based on current asset level of approximately $45 million, the Fund's sub-adviser fee is 0.69%. The Board also noted that the information provided by Lipper reflected that the Fund's management fee was below the median of management fees for other mutual funds similar in size, character and investment strategy. The Board considered the low expense ratio compared to its Lipper average against the Fund's poor performance. The Board also considered JNAM's representation that a lower fee could not be negotiated for the remainder of Alliance's tenure as sub-adviser.

     The Board also  considered the possible  merger with the JNL/T.  Rowe Price
Established Growth Fund and noted its sub-adviser fee was 0.38%, versus the Fund's current sub-adviser fee 0.69%. The Board decided that the 2 basis point increase in the advisory fee due to the merger is reasonable in light of the performance of the JNL/T. Rowe Price Established Growth Fund and concluded that, it is in the best interest of the Fund and its shareholders to merge the Fund into the JNL/T. Rowe Price Established Fund effective April 29, 2005. Due to the 2 basis point increase the shareholders of the Fund would have to approve the merger.

     ECONOMIES OF SCALE

     The Board considered the extent to which the Fund's sub-advisory fee reflects economies of scale for the benefit of Fund shareholders to be a relevant factor regardless of the proposed duration of the contract. The Board reviewed the Fund's fee arrangements, which include breakpoints that decrease the fee rate as the Fund's assets increase, notwithstanding that no breakpoint was likely to take effect prior to April 29, 2005. The Board concluded that the breakpoints shared with JNAM and that JNAM in turn, through the breakpoints in its contract with the Fund, shares with shareholders the benefits of economies of scale as the Fund's assets grow. In light of this, the Board concluded that shareholders share in the benefits to be achieved through economies of scale.

     OTHER BENEFITS TO THE SUB-ADVISER AND ADVISER

     Alliance receives research results from the Funds' soft dollar trades.

     In evaluating the benefits that accrue to the Sub-Adviser, the Board reviewed the Fund as a whole, including the benefits accruing to the Adviser who identifies and recommends the Sub-Advisers to the JNL Funds. Through its relationship with the Fund, the Board recognized that the Adviser and its affiliate serve the Fund in various capacities, including as distributor. The Sub-adviser pays part of the costs of various meetings organized and run by the distributor for its variable insurance product wholesalers. The meetings are arranged by the distributor and provide an opportunity for the Sub-adviser to educate the wholesalers and, in the case of the due diligence meetings, certain agents. The Board considered the payments made by the sub-adviser. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, concluded that approval of the Agreement was in the best interest of the Fund and its shareholders.

     SUB-ADVISORY AGREEMENT WITH FRED ALGER MANAGEMENT INC.

     At its meeting on February 9, 2005, the Board of Trustees (the "Board") of the JNL/Alger Growth Fund (the "Fund"), including a majority of the Independent Trustees, considered and approved the Fund's investment sub-advisory agreement with Fred Alger Management Inc. (the "Sub-adviser") through February 28, 2006 (the "Agreement"). In considering the Agreement, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, quality and extent of the Sub-adviser's services, (2) the investment performance of the Fund, including information comparing the performance of the Fund with a peer group of funds and an appropriate index, (3) the profitability of the Sub-adviser, including an analysis of the Sub-adviser's cost of providing services and comparative expense information, and (4) the extent to which economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors.

     The Board of Trustees also periodically considers other material facts such as the allocation of the Fund's brokerage commissions and the Fund's record of compliance with its investment policies and restrictions on personal securities transactions.

     Before approving the Agreement, the Board's Independent Trustees met in executive session with their independent counsel on numerous occasions to consider the materials provided by Jackson National Asset Management, LLC (the "Adviser") and the Sub-adviser and the terms of the Agreement.

     Based on its evaluation of all material factors, the Board, including a majority of the Independent Trustees, concluded that the Agreement is fair and in the best interests of shareholders. During its deliberations, the Board balanced the various factors based on all the facts and circumstances applicable to each sub-advisory relationship. The following summaries do not detail every matter considered. In reaching its conclusion, the Board considered the following:

     NATURE, QUALITY AND EXTENT OF SERVICES

     The Board examined the nature, quality and extent of the services provided by the Sub-adviser to the Fund. The Board reviewed the Sub-adviser's key personnel in providing investment management services to the Fund. The Board also considered the Sub-adviser's duties under the Agreement in serving as the Fund's investment Sub-adviser, including responsibilities for investment research and stock selection, adherence to the Fund's investment restrictions and monitoring compliance with various Fund policies and procedures. The Board concluded that the Fund benefits from the services provided by the Sub-adviser under the Agreement as a result of the Sub-adviser's experience, reputation, personnel, operations and resources.

     INVESTMENT PERFORMANCE OF THE SUB-ADVISER AND THE FUND

     The Board considered the performance of the Fund and the Sub-adviser, including comparative performance information. The Board reviewed information provided by Lipper, Inc, which ranked the Fund in the bottom quartile versus its peers for total return for the one-year period and the third quartile for the three-year period ended December 31, 2004. For the five-year period, the Fund ranked in the second quartile versus its peers and outperformed its Lipper benchmark. Alger recently replaced the portfolio manager in September 2004 and subsequently, the Fund has outperformed its benchmark every month through December 31, 2004. The Board considered the recent portfolio manager change, the strong 5-year track record, and recent improvement in performance compared to its benchmark and concluded that, it will continue to closely monitor the Fund's performance for improvement with the new management, but at this time, it is in the best interest of the Fund and its shareholders to renew the Agreement.

     COSTS OF SERVICES AND PROFITS REALIZED BY THE SUB-ADVISER

     The Board examined the Sub-adviser's costs in serving as the Fund's investment manager, including the costs associated with the personnel and systems necessary to manage the Fund. The Board also considered the profitability of the Sub-adviser from their relationship with the Fund. The Board examined the sub-adviser fee for the Fund as compared to that of other funds and accounts managed by the Sub-adviser and of comparable funds managed by other advisers, in addition to its Lipper average. The Board noted that the Fund's sub-adviser fee of 0.55% from inception to July 2004 was higher than the Lipper average of 0.41%. In July 2004, the Fund's sub-adviser fees were reduced resulting in a sub-adviser fee of 0.45%, which was closer to the Fund's Lipper average. The Board also noted that the information provided by Lipper reflected that the Fund's sub-advisory fee was competitive with the median of management fees for other mutual funds similar in size, character and investment strategy. The Board concluded that the Fund's management fee and expense ratio are reasonable.

     ECONOMIES OF SCALE

     The Board considered the extent to which the Fund's sub-advisory fee reflects economies of scale for the benefit of Fund shareholders. The Board reviewed the Fund's fee arrangements, which include breakpoints that decrease the fee rate as the Fund's assets increase. The Board concluded that the breakpoints shared with JNAM and that JNAM in turn, through the breakpoints in its contract with the Fund, shares with shareholders the benefits of economies of scale as the Fund's assets grow. In light of this, the Board noted that it would be reasonable to conclude that under the Agreement, shareholders share in the benefits to be achieved through economies of scale.

     OTHER BENEFITS TO THE SUB-ADVISER AND ADVISER

     Alger uses its affiliated broker-dealer for many of the Fund's trades and therefore, the commissions paid by the Fund are paid to an affiliate of Alger.

     In evaluating the benefits that accrue to the Sub-Adviser, the Board reviewed the Fund as a whole, including the benefits accruing to the Adviser who identifies and recommends the Sub-Advisers to the JNL Funds. Through its relationship with the Fund, the Board recognized that the Adviser and its affiliate serve the Fund in various capacities, including as distributor. The Sub-adviser pays part of the costs of various meetings organized and run by the distributor for its variable insurance product wholesalers. The meetings are arranged by the distributor and provide an opportunity for the Sub-adviser to educate the wholesalers and, in the case of the due diligence meetings, certain agents. The Board considered the payments made by the Sub-adviser. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, concluded that approval of the Agreement was in the best interest of the Fund and its shareholders.

     SUB-ADVISORY AGREEMENT WITH FRANKLIN TEMPLETON ASSET MANAGEMENT

     At its meeting on February 9, 2005, the Board of Trustees (the "Board"), including a majority of the Independent Trustees, considered and approved the investment sub-advisory agreement with Franklin Templeton Asset Management (the "Sub-adviser") for the JNL/Franklin Templeton Small Cap Value Fund (the "Fund") through May 1, 2007 (the "Agreement"), with Fund operations commencing May 2, 2005. In considering the Agreement, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, quality and extent of the Sub-adviser's services, (2) the investment performance of the Fund "patterned after" fund, including information comparing the performance of the Fund with a peer group of funds and an appropriate index, (3) comparative fund expense information, and (4) the extent to which economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors.

     The Board of Trustees also periodically considers other material facts such as the allocation of each Fund's brokerage commissions and each Fund's record of compliance with its investment policies and restrictions on personal securities transactions.

     Before approving the Agreement, the Board's Independent Trustees met in executive session with their independent counsel to consider the materials provided by Jackson National Asset Management LLC (the "Adviser") and the Sub-adviser and the terms of the Agreement.

     The Board also met with a representative from the Sub-adviser who answered several questions, including questions regarding the Sub-adviser's legal/regulatory issues. The Adviser and the Board would continue to monitor these issues.

     Based on its evaluation of all material factors, the Board, including a majority of the Independent Trustees, concluded that the Agreement is fair and in the best interests of shareholders. During its deliberations, the Board balanced the various factors based on all the facts and circumstances applicable to each sub-advisory relationship. The following summaries do not detail every matter considered. In reaching its conclusion, the Board considered the following:

     NATURE, QUALITY AND EXTENT OF SERVICES

     The Board examined the nature, quality and extent of the services that would be provided by the Sub-adviser to the Fund. The Board reviewed the Sub-adviser's key personnel in providing investment management services to the Fund. The Board also considered the Sub-adviser's duties under the Agreement in serving as the Fund's investment Sub-adviser, including duties for investment research and stock selection, adherence to the Fund's investment restrictions and monitoring compliance with various Fund policies and procedures. The Board concluded that the Fund benefits from the services provided by the Sub-adviser under the Agreement as a result of the Sub-adviser's experience, reputation, personnel, operations and resources.

     INVESTMENT PERFORMANCE OF THE SUB-ADVISER AND THE FUND

     The Board reviewed information provided by the Sub-adviser, which showed the Franklin Templeton Small Cap Value fund, the Fund's "patterned after" fund, outperformed its benchmark by 293 basis points for total return for the year to date period, and was in line for the three- and five-year periods ended September 30, 2004. The fund also ranked in the 4th, 48th and 37th percentile for the one-, three- and five-year periods ended November 30, 2004. The Board concluded that it is in the best interest of its shareholders to enter into an Agreement.

     COSTS OF SERVICES AND PROFITS REALIZED BY THE SUB-ADVISER

     The Board examined the sub-advisory fee and expense information for the Fund as compared to comparable funds managed by other advisers, in addition to its Lipper average. The Board noted that the Fund's expense ratio of 1.15% was equal to its Lipper average. The sub-adviser fee of 0.60% was above the Lipper average of 0.52%. The Board concluded that the Fund's expense ratio and sub-advisory fee are reasonable.

     ECONOMIES OF SCALE

     The Board considered the extent to which the Fund's management fee reflects economies of scale for the benefit of Fund shareholders. The Board reviewed the Fund's fee arrangements, which include breakpoints that decrease the fee rate as the Fund's assets increase. The Board concluded that although the small cap value portfolio being proposed will be seeded with the minimum investment in order for the Sub-Adviser to effectively commence operations, the breakpoints shared with JNAM and that JNAM in turn, through the breakpoints in its contract with the Fund, shared with shareholders the benefits of economies of scale as the Fund's assets grow.

     OTHER BENEFITS TO THE SUB-ADVISER AND ADVISER

     The Sub-Adviser does not realize any other benefits at this time.

     SUB-ADVISORY AGREEMENT WITH GOLDMAN SACHS MANAGEMENT

     At its meeting on February 9, 2005, the Board of Trustees (the "Board"), including a majority of the Independent Trustees, considered and approved the investment sub-advisory agreement with Goldman Sachs Management (the "Sub-adviser") for the JNL/Goldman Sachs Mid Cap Value Fund's (the "Fund") through May 1, 2007 (the "Agreement"), with Fund operations commencing May 2, 2005. In considering the Agreement, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, quality and extent of the Sub-adviser's services, (2) the investment performance of the Sub-adviser for funds with similar investment objectives and strategies, including information comparing the performance of the Fund with a peer group of funds and an appropriate index, (3) comparative fund expense information, and (4) the extent to which economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors.

     The Board of Trustees also periodically considers other material facts such as the allocation of each Fund's brokerage commissions and each Fund's record of compliance with its investment policies and restrictions on personal securities transactions.

     Before approving the Agreement, the Board's Independent Trustees met in executive session with their independent counsel to consider the materials provided by Jackson National Asset Management LLC ("Adviser") and the Sub-adviser and the terms of the Agreement.

     The Board also met with a representative and a portfolio manager from the Sub-Adviser who answered several questions

     Based on its evaluation of all material factors, the Board, including a majority of the Independent Trustees, concluded that the Agreement is fair and in the best interests of shareholders. During its deliberations, the Board balanced the various factors based on all the facts and circumstances applicable to each sub-advisory relationship. The following summaries do not detail every matter considered. In reaching its conclusion, the Board considered the following:

     NATURE, QUALITY AND EXTENT OF SERVICES

     The Board examined the nature, quality and extent of the services that would be provided by the Sub-adviser to the Fund. The Board reviewed the Sub-adviser's key personnel in providing investment management services to the Fund. The Board also considered the Sub-adviser's duties under the Agreement in serving as the Fund's investment Sub-adviser, including duties for investment research and stock selection, adherence to the Fund's investment restrictions and monitoring compliance with various Fund policies and procedures. The Board concluded that the Fund benefits from the services provided by the Sub-adviser under the Agreement as a result of the Sub-adviser's experience, reputation, personnel, operations and resources.

     INVESTMENT PERFORMANCE OF THE SUB-ADVISER AND THE FUND

     The Board reviewed information provided by Lipper, which showed the Goldman Sachs Mid Cap Value Fund, the Fund's "patterned-after" fund, considerably outperformed its Lipper average by 73, 775, and 291 basis points for total return for the year to date, one-, and three-year periods, respectively. The Goldman Sachs retail fund underperformed for the five-year period by 660 basis points. All figures are based on performance as of January 18, 2005. The Board concluded that it is in the best interest of its shareholders to enter into an Agreement.

     COSTS OF SERVICES AND PROFITS REALIZED BY THE SUB-ADVISER

     The Board examined the sub-advisory fee and expense information for the Fund as compared to comparable funds managed by other advisers, in addition to its Lipper average. The Board noted that the Fund's expense ratio of 1.05% was below the Lipper average of 1.08%. The sub-adviser fee of 0.50% was slightly above the Lipper average of 0.46%. The Board concluded that the Fund's sub-advisory fee and expense ratio are reasonable.

     ECONOMIES OF SCALE

     The Board considered the extent to which the Fund's management fee reflects economies of scale for the benefit of Fund shareholders. The Board reviewed the Fund's fee arrangements, which include breakpoints that decrease the fee rate as the Fund's assets increase. The Board concluded that although the mid cap value portfolio being proposed will be seeded with the minimum investment in order for the Sub-Adviser to effectively commence operations, the breakpoints shared with JNAM and that JNAM in turn, through the breakpoints in its contract with the Fund, shared with shareholders the benefits of economies of scale as the Fund's assets grow.

     OTHER BENEFITS TO THE SUB-ADVISER AND ADVISER

     The Sub-Adviser does not realize any other benefits at this time.

     SUB-ADVISORY AGREEMENT WITH OPPENHEIMERFUNDS (JNL/OPPENHEIMER GLOBAL GROWTH
FUND)

     At its meeting on February 9, 2005, the Board of Trustees (the "Board") of the JNL/Oppenheimer Global Growth Fund (the "Fund"), including a majority of the Independent Trustees, considered and approved the Fund's investment sub-advisory agreement with OppenheimerFunds (the "Sub-adviser") through February 28, 2006 (the "Agreement"). In considering the Agreement, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, quality and extent of the Sub-adviser's services, (2) the investment performance of the Fund, including information comparing the performance of the Fund with a peer group of funds and an appropriate index, (3) the profitability of the Sub-adviser, including an analysis of the Sub-adviser's cost of providing services and comparative expense information, and (4) the extent to which economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors.

     The Board of Trustees also periodically considers other material facts such as the allocation of the Fund's brokerage commissions and the Fund's record of compliance with its investment policies and restrictions on personal securities transactions.

     Before approving the Agreement, the Board's Independent Trustees met in executive session with their independent counsel to consider the materials provided by Jackson National Asset Management, LLC (the "Adviser") and the Sub-adviser and the terms of the Agreement.

     Based on its evaluation of all material factors, the Board, including a majority of the Independent Trustees, concluded that the Agreement is fair and in the best interests of shareholders. During its deliberations, the Board balanced the various factors based on all the facts and circumstances applicable to each sub-advisory relationship. The following summaries do not detail every matter considered. In reaching its conclusion, the Board considered the following:

     NATURE, QUALITY AND EXTENT OF SERVICES

     The Board examined the nature, quality and extent of the services provided by the Sub-adviser to the Fund. The Board reviewed the Sub-adviser's key personnel in providing investment management services to the Fund as well as the time that investment personnel devote to the Fund. The Board also considered the Sub-adviser's duties under the Agreement in serving as the Fund's investment Sub-adviser, including duties for investment research and stock selection, adherence to the Fund's investment restrictions and monitoring compliance with various Fund policies and procedures. The Board concluded that the Fund benefits from the services provided by the Sub-adviser under the Agreement as a result of the Sub-adviser's experience, reputation, personnel, operations and resources.

     INVESTMENT PERFORMANCE OF THE SUB-ADVISER AND THE FUND

     The Board considered the performance of the Fund and the Sub-adviser, including comparative performance information. The Board reviewed information provided by Lipper, Inc., which ranked the Fund in the second quartile versus its peers for total return for the one- and three-year periods ended December 31, 2004. The Fund also outperformed its benchmark and respective Lipper benchmark. The Board reviewed the strong Fund performance record achieved by the Sub-adviser relative to the Fund's peers and concluded that, while past performance is no guarantee of future performance, it was in the best interest of the Fund and its shareholders to renew the Agreement.

     COSTS OF SERVICES AND PROFITS REALIZED BY THE SUB-ADVISER

     The Board examined the Sub-adviser's costs in serving as the Fund's investment manager, including the costs associated with the personnel and systems necessary to manage the Fund for 2003. The Board examined the sub-adviser fee for the Fund as compared to that of other funds and accounts managed by the Sub-adviser and of comparable funds managed by other advisers, in addition to its Lipper average. The Board noted that the Sub-adviser fee of 0.35% is 9 basis points lower than the Lipper average of 0.44%. The Board also noted that the information provided by Lipper reflected that the Fund's sub-adviser fee was lower than the median for other mutual funds similar in size, character and investment strategy. The Board concluded that the Fund's sub-adviser fee is reasonable.

     ECONOMIES OF SCALE

         The Board considered the extent to which the Fund's sub-advisory fee reflects economies of scale for the benefit of Fund shareholders. The Board reviewed the Fund's fee arrangements, which include breakpoints that decrease the fee rate as the Fund's assets increase. The Board concluded that the breakpoints shared with JNAM and that JNAM in turn, through the breakpoints in its contract with the Fund, shares with shareholders the benefits of economies of scale as the Fund's assets grow. In light of this, the Board noted that it would be reasonable to conclude that under the Agreement, shareholders share in the benefits to be achieved through economies of scale.

     OTHER BENEFITS TO THE SUB-ADVISER AND ADVISER

     Other than acting as sub-adviser to another JNL Fund, the Sub-adviser does not realize any other benefits at this time.

     In evaluating the benefits that accrue to the Sub-adviser, the Board reviewed the Fund as a whole, including the benefits accruing to the Adviser who identifies and recommends the Sub-advisers to the JNL Funds. Through its relationship with the Fund, the Board recognized that the Adviser and its affiliate serve the Fund in various capacities, including as distributor. The Sub-adviser pays part of the costs of various meetings organized and run by the distributor for its variable insurance product wholesalers. The meetings are arranged by the distributor and provide an opportunity for the Sub-adviser to educate the wholesalers and, in the case of the due diligence meetings, certain agents. The Board considered the payments made by the sub-adviser. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, concluded that approval of the Agreement was in the best interest of the Fund and its shareholders.

     SUB-ADVISORY AGREEMENT WITH OPPENHEIMERFUNDS (JNL/OPPENHEIMER GROWTH FUND)

     At its meeting on February 9, 2005, the Board of Trustees (the "Board") of the JNL/Oppenheimer Growth Fund (the "Fund"), including a majority of the Independent Trustees, considered and approved the Fund's investment sub-advisory agreement with OppenheimerFunds (the "Sub-adviser") through February 28, 2006 (the "Agreement"). In considering the Agreement, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, quality and extent of the Sub-adviser's services, (2) the investment performance of the Fund, including information comparing the performance of the Fund with a peer group of funds and an appropriate index, (3) the profitability of the Sub-adviser, including an analysis of the Sub-adviser's cost of providing services and comparative expense information, and (4) the extent to which economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors.

     The Board of Trustees also periodically considers other material facts such as the allocation of the Fund's brokerage commissions and the Fund's record of compliance with its investment policies and restrictions on personal securities transactions.

     Before approving the Agreement, the Board's Independent Trustees met in executive session with their independent counsel to consider the materials provided by Jackson National Asset Management, LLC (the "Adviser") and the Sub-adviser and the terms of the Agreement.

     Based on its evaluation of all material factors, the Board, including a majority of the Independent Trustees, concluded that the Agreement is fair and in the best interests of shareholders. During its deliberations, the Board balanced the various factors based on all the facts and circumstances applicable to each sub-advisory relationship. The following summaries do not detail every matter considered. In reaching its conclusion, the Board considered the following:

     NATURE, QUALITY AND EXTENT OF SERVICES

     The Board examined the nature, quality and extent of the services provided by the Sub-adviser to the Fund. The Board reviewed the Sub-adviser's key personnel in providing investment management services to the Fund. The Board also considered the Sub-adviser's duties under the Agreement in serving as the Fund's investment Sub-adviser, including responsibilities for investment research and stock selection, adherence to the Fund's investment restrictions and monitoring compliance with various Fund policies and procedures. The Board concluded that the Fund benefits from the services provided by the Sub-adviser under the Agreement as a result of the Sub-adviser's experience, reputation, personnel, operations and resources.

     INVESTMENT PERFORMANCE OF THE SUB-ADVISER AND THE FUND

     The Board considered the performance of the Fund and the Sub-adviser, including comparative performance information. The Board reviewed information provided by Lipper, Inc., which ranked the Fund in the bottom quartile versus its peers for total return for the one- and three-year periods ended December 31, 2004. Oppenheimer recently replaced the portfolio manager in June 2004. Since this personnel change the Fund has outperformed its benchmark over the last four months of 2004. In light of the more recent performance trend and the change in portfolio manager for the Fund, the Board concluded that it was reasonable to allow the Fund's new portfolio manager to create a performance record in which he and Oppenheimer should be evaluated. The Board considered the recent portfolio manager change and concluded that, it will continue to closely monitor the Fund's performance for improvement with the new management, but at this time, it is in the best interest of the Fund and its shareholders to renew the Agreement.

     COSTS OF SERVICES AND PROFITS REALIZED BY THE SUB-ADVISER

     The Board examined the Sub-adviser's costs in serving as the Fund's investment manager, including the costs associated with the personnel and systems necessary to manage the Fund. The Board examined the sub-adviser fee for the Fund as compared to that of other funds and accounts managed by the Sub-adviser and of comparable funds managed by other advisers, in addition to its Lipper average. The Board noted that the sub-adviser fee of 0.45% is above the Lipper average of 0.41% due primarily to the Fund's small size. The pro-forma sub-adviser fee using the Lipper average assets is 0.38%. The Board also noted, however, that the information provided by Lipper reflected that the Fund's sub-adviser fee was below the median of sub-adviser fees for other mutual funds similar in size, character and investment strategy. The Board concluded that the Fund's sub-adviser fee is reasonable.

     ECONOMIES OF SCALE

     The Board considered the extent to which the Fund's sub-advisory fee reflects economies of scale for the benefit of Fund shareholders. The Board reviewed the Fund's fee arrangements, which include breakpoints that decrease the fee rate as the Fund's assets increase. The Board concluded that the breakpoints shared with JNAM and that JNAM in turn, through the breakpoints in its contract with the Fund, shares with shareholders the benefits of economies of scale as the Fund's assets grow. In light of this, the Board noted that it would be reasonable to conclude that under the Agreement, shareholders share in the benefits to be achieved through economies of scale.

     OTHER BENEFITS TO THE SUB-ADVISER AND ADVISER

     Other than acting as sub-adviser to another JNL Fund, the Sub-adviser does not realize any other benefits at this time.

     In evaluating the benefits that accrue to the Sub-adviser, the Board reviewed the Fund as a whole, including the benefits accruing to the Adviser who identifies and recommends the Sub-advisers to the JNL Funds. Through its relationship with the Fund, the Board recognized that the Adviser and its affiliate serve the Fund in various capacities, including as distributor. The Sub-adviser pays part of the costs of various meetings organized and run by the distributor for its variable insurance product wholesalers. The meetings are arranged by the distributor and provide an opportunity for the Sub-adviser to educate the wholesalers and, in the case of the due diligence meetings, certain agents. The Board considered the payments made by the sub-adviser. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, concluded that approval of the Agreement was in the best interest of the Fund and its shareholders.

     SUB-ADVISORY AGREEMENT WITH PACIFIC INVESTMENT MANAGEMENT COMPANY

     At its meeting on February 9, 2005, the Board of Trustees (the "Board") of the JNL/PIMCO Total Return Bond Fund (the "Fund"), including a majority of the Independent Trustees, considered and approved the Fund's investment sub-advisory agreement with Pacific Investment Management Company (the "Sub-adviser") through February 28, 2006 (the "Agreement"). In considering the Agreement, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, quality and extent of the Sub-adviser's services, (2) the investment performance of the Fund, including information comparing the performance of the Fund with a peer group of funds and an appropriate index, (3) the profitability of the Sub-adviser, including an analysis of the Sub-adviser's cost of providing services and comparative expense information, and (4) the extent to which economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors.

     The Board of Trustees also periodically considers other material facts such as the allocation of the Fund's brokerage commissions and the Fund's record of compliance with its investment policies and restrictions on personal securities transactions.

     Before approving the Agreement, the Board's Independent Trustees met in executive session with their independent counsel to consider the materials provided by Jackson National Asset Management, LLC (the "Adviser") and the Sub-adviser and the terms of the Agreement.

     Based on its evaluation of all material factors, the Board, including a majority of the Independent Trustees, concluded that the Agreement is fair and in the best interests of shareholders. During its deliberations, the Board balanced the various factors based on all the facts and circumstances applicable to each sub-advisory relationship. The following summaries do not detail every matter considered. In reaching its conclusion, the Board considered the following:

     NATURE, QUALITY AND EXTENT OF SERVICES

     The Board examined the nature, quality and extent of the services provided by the Sub- Adviser to the Fund. The Board reviewed the Sub-adviser's key personnel in providing investment management services to the Fund as well as the time that investment personnel devote to the Fund. The Board also considered the Sub-adviser's duties under the Agreement in serving as the Fund's investment Sub-adviser, including duties for investment research and stock selection, adherence to the Fund's investment restrictions and monitoring compliance with various Fund policies and procedures. The Board concluded that the Fund benefits from the services provided by the Sub-adviser under the Agreement as a result of the Sub-adviser's experience, reputation, personnel, operations and resources.

     INVESTMENT PERFORMANCE OF THE SUB-ADVISER AND THE FUND

     The Board considered the performance of the Fund and the Sub-adviser, including comparative performance information. The Board reviewed information provided by Lipper, Inc., which ranked the Fund in the top half versus its peers for total return for the one- and three-year periods and the top quartile for the five-year period ended December 31, 2004. The Fund also outperformed its benchmark and corresponding Lipper benchmark for the same time periods. The Board reviewed the strong Fund performance record achieved by the Sub-adviser relative to the Fund's peers and concluded that, while past performance is no guarantee of future performance, it was in the best interest of the Fund and its shareholders to renew the Agreement.

     COSTS OF SERVICES AND PROFITS REALIZED BY THE SUB-ADVISER

     The Board examined the Sub-adviser's costs in serving as the Fund's investment manager, including the costs associated with the personnel and systems necessary to manage the Fund. The Board also considered the profitability of the Sub-adviser from their relationship with the Fund. The Board examined the sub-adviser fee for the Fund as compared to that of other funds and accounts managed by the Sub-adviser and of comparable funds managed by other advisers, in addition to its Lipper average. The Board noted that the sub-adviser fee of 0.25% just above the Lipper average of 0.23%. The Board also noted that the information provided by Lipper reflected that the Fund's sub-adviser fee is lower than the median for other mutual funds similar in size, character and investment strategy. The Board concluded that while the Fund's sub-advisory fee is slightly higher than the Lipper average, the Sub-Adviser's positive performance record made it reasonable to conclude that the Fund's sub-advisory fee is reasonable.

     ECONOMIES OF SCALE

     The Board considered the extent to which the Fund's management fee reflects economies of scale for the benefit of Fund shareholders. The sub-adviser fee currently has no breakpoints. The Fund's sub-advisory fee is the same as that of other funds managed by the Sub-adviser. The Board reviewed the Fund's fee arrangements and considered them reasonable due to the strong short and long term performance record. The Board concluded that the current fee schedule was competitive with comparable funds managed by other advisers.

     OTHER BENEFITS TO THE SUB-ADVISER AND ADVISER

     The Sub-adviser does not realize any other benefits at this time.

     In evaluating the benefits that accrue to the Sub-adviser, the Board reviewed the Fund as a whole, including the benefits accruing to the Adviser who identifies and recommends the Sub-advisers to the JNL Funds. Through its relationship with the Fund, the Board recognized that the Adviser and its affiliate serve the Fund in various capacities, including as distributor. The Sub-adviser pays part of the costs of various meetings organized and run by the distributor for its variable insurance product wholesalers. The meetings are arranged by the distributor and provide an opportunity for the Sub-adviser to educate the wholesalers and, in the case of the due diligence meetings, certain agents. The Board considered the payments made by the sub-adviser. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, concluded that approval of the Agreement was in the best interest of the Fund and its shareholders.

     SUB-ADVISORY AGREEMENT WITH PUTNAM INVESTMENT MANAGEMENT INC. (JNL/PUTNAM EQUITY FUND)

     At its meeting on February 9, 2005, the Board of Trustees (the "Board) of the JNL/Putnam Equity Fund (the "Fund"), including a majority of the Independent Trustees, considered and approved the Fund's investment sub-advisory agreement with Putnam Investment Management Inc. (the "Sub-adviser") through February 28, 2006 (the "Agreement"). In considering the Agreement, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, quality and extent of the Sub-adviser's services, (2) the investment performance of the Fund, including information comparing the performance of the Fund with a peer group of funds and an appropriate index, (3) the profitability of the Sub-adviser, including an analysis of the Sub-adviser's cost of providing services and comparative expense information, and (4) the extent to which economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors.

     The Board of Trustees also periodically considers other material facts such as the allocation of the Fund's brokerage commissions and the Fund's record of compliance with its investment policies and restrictions on personal securities transactions.

     Before approving the Agreement, the Board's Independent Trustees met in executive session with their independent counsel to consider the materials provided by Jackson National Asset Management, LLC (the "Adviser") and the Sub-adviser and the terms of the Agreement.

     Based on its evaluation of all material factors, the Board, including a majority of the Independent Trustees, concluded that the Agreement is fair and in the best interests of shareholders. During its deliberations, the Board balanced the various factors based on all the facts and circumstances applicable to each sub-advisory relationship. The following summaries do not detail every matter considered. In reaching its conclusion, the Board considered the following:

     NATURE, QUALITY AND EXTENT OF SERVICES

     The Board examined the nature, quality and extent of the services provided by the Sub-adviser to the Fund. The Board reviewed the Sub-adviser's key personnel in providing investment management services to the Fund. The Board also considered the Sub-adviser's duties under the Agreement in serving as the Fund's investment Sub-adviser, including duties for investment research and stock selection, adherence to the Fund's investment restrictions and monitoring compliance with various Fund policies and procedures. While recent legal and regulatory issues at the Sub-Adviser are a cause for concern, and require increased scrutiny by JNAM and the Board, the Board concluded that the Fund benefits from the services provided by the Sub-adviser under the Agreement as a result of the Sub-adviser's experience, reputation, personnel, operations and resources.

     INVESTMENT PERFORMANCE OF THE SUB-ADVISER AND THE FUND

     The Board considered the performance of the Fund and the Sub-adviser, including comparative performance information. The Board reviewed information provided by Lipper, which ranked the Fund in the 6th, 29th, and 93rd percentile versus its peers for total return for the one-, three-, and five-year period, respectively, ended December 31, 2004. The Fund also outperformed its Lipper benchmark for the same time periods except the five-year period. The Board considered the solid performance record, and concluded that, it is in the best interest of the Fund and its shareholders to renew the Agreement.

     COSTS OF SERVICES AND PROFITS REALIZED BY THE SUB-ADVISER

     The Board examined the Sub-adviser's costs in serving as the Fund's investment manager, including the costs associated with the personnel and systems necessary to manage the Fund for 2003. The Board examined the sub-adviser fee for the Fund as compared to that of other funds and accounts managed by the Sub-adviser and of comparable funds managed by other advisers, in addition to its Lipper average. The Board noted that the Fund's sub-adviser fee of 0.50% is above the Lipper average of 0.38%. In May 2004, the Fund's Sub-adviser fees was reduced to 0.47%, resulting in the Fund's sub-adviser fee to be more in line, though still above, its respective Lipper average. The Board concluded that the Fund's sub-adviser fee is reasonable.

     ECONOMIES OF SCALE

     The Board considered the extent to which the Fund's sub-advisory fee reflects economies of scale for the benefit of Fund shareholders. The Board reviewed the Fund's fee arrangements, which include breakpoints that decrease the fee rate as the Fund's assets increase. The Board concluded that the breakpoints shared with JNAM and that JNAM in turn, through the breakpoints in its contract with the Fund, shares with shareholders the benefits of economies of scale as the Fund's assets grow. In light of this, the Board noted that it would be reasonable to conclude that under the Agreement, shareholders share in the benefits to be achieved through economies of scale.

     OTHER BENEFITS TO THE SUB-ADVISER AND ADVISER

     Putnam receives research results from the Funds' soft dollar trades. In addition, Putnam is sub-adviser to other funds advised by JNAM.

     In evaluating the benefits that accrue to the Sub-adviser, the Board reviewed the Fund as a whole, including the benefits accruing to the Adviser who identifies and recommends the Sub-advisers to the JNL Funds. Through its relationship with the Fund, the Board recognized that the Adviser and its affiliate serve the Fund in various capacities, including as distributor. The Sub-adviser pays part of the costs of various meetings organized and run by the distributor for its variable insurance product wholesalers. The meetings are arranged by the distributor and provide an opportunity for the Sub-adviser to educate the wholesalers and, in the case of the due diligence meetings, certain agents. The Board considered the payments made by the sub-adviser. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, concluded that approval of the Agreement was in the best interest of the Fund and its shareholders.

     SUB-ADVISORY AGREEMENT WITH PUTNAM INVESTMENT MANAGEMENT INC. (JNL/PUTNAM INTERNATIONAL EQUITY FUND)

     At its meeting on February 9, 2005, the Board of Trustees (the "Board") of the JNL/Putnam International Equity Fund (the "Fund"), including a majority of the Independent Trustees, considered and approved the Fund's investment sub-advisory agreement with Putnam Investment Management LLC ("Putnam" or the "Sub-adviser") through May 2, 2005 (the "Agreement"). In considering the Agreement, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, quality and extent of the Sub-adviser's services, (2) the investment performance of the Fund, including information comparing the performance of the Fund with a peer group of funds and an appropriate index, (3) the profitability of the Sub-adviser, including an analysis of the Sub-adviser's cost of providing services and comparative expense information, and (4) the extent to which economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors.

     The Board of Trustees also periodically considers other material facts such as the allocation of the Fund's brokerage commissions and the Fund's record of compliance with its investment policies and restrictions on personal securities transactions.

     Before approving the Agreement, the Board's Independent Trustees met in executive session with their independent counsel to consider the materials provided by Jackson National Asset Management LLC (the "Adviser") and the Sub-adviser and the terms of the Agreement.

     Based on its evaluation of all material factors, the Board, including a majority of the Independent Trustees, concluded that the Agreement is fair and in the best interests of shareholders. During its deliberations, the Board balanced the various factors based on all the facts and circumstances applicable to each sub-advisory relationship. The following summaries do not detail every matter considered. In reaching its conclusion, the Board considered the following:

     NATURE, QUALITY AND EXTENT OF SERVICES

     The Board examined the nature, quality and extent of the services provided by the Sub-adviser to the Fund. The Board reviewed the Sub-adviser's key personnel in providing investment management services to the Fund. The Board also considered the Sub-adviser's duties under the Agreement in serving as the Fund's investment Sub-adviser, including duties for investment research and stock selection, adherence to the Fund's investment restrictions and monitoring compliance with various Fund policies and procedures. While recent legal and regulatory issues at the Sub-Adviser are a cause for concern, and require increased scrutiny by JNAM and the Board, the Board concluded that the Fund benefits from the services provided by the Sub-adviser under the Agreement as a result of the Sub-adviser's experience, reputation, personnel, operations and resources.

     INVESTMENT PERFORMANCE OF THE SUB-ADVISER AND THE FUND

     The Board considered the performance of the Fund and the Sub-adviser, including comparative performance information. The Board reviewed information provided by Lipper, Inc., which ranked the Fund in the 70th, 87th and 66th percentile for total return for the one-, three, and five-year periods ended December 31, 2004. The Board considered the below average performance of the Fund and possible sub-adviser change to JP Morgan Investment Management, Inc ("JPMorgan"). JPMorgan offers an International Equity product, which fits within the current investment objectives of the JNL/Putnam International Equity Fund and has ranked in the 17th, 8th and 9th percentile for the same time periods. The Board considered the fact that JNAM could not implement the sub-advisory change prior to May 2, 2005 because of significant system and administrative changes required for sub-adviser replacements. Given these necessary and customary changes and the fact that JNAM does not have the capability to manage this Fund itself, the Board concluded that it would not be prudent to replace Putnam at the February meeting. The Board concluded that it is in the best interest of the Fund and its shareholders to replace Putnam with JPMorgan effective May 2, 2005.

     COSTS OF SERVICES AND PROFITS REALIZED BY THE SUB-ADVISER

     The Board examined the Sub-adviser's costs in serving as the Fund's investment manager, including the costs associated with the personnel and systems necessary to manage the Fund for 2003. The Board examined the sub-adviser fee for the Fund as compared to that of comparable funds managed by other advisers, in addition to its Lipper average. The Board noted that the Fund's advisory fee of 0.78% (with the May 2004 pro-forma reduction) is below the Lipper average of 0.84%, but the sub-adviser fee of 0.55% is above the Lipper average of 0.45%. The Board considered the sub-advisory reduction of 7 basis points to 0.48% if JPMorgan is approved as described above. The Board also considered JNAM's belief that a lower fee could not be negotiated for the remainder of Putnam's tenure as sub-adviser to the Fund. Given this fact and more importantly, the challenges noted above of replacing Putnam with JPMorgan prior to May 2, 2005, the Board concluded that, it is in the best interest of the Fund and its shareholders to replace Putnam with JPMorgan effective May 2, 2005.

     ECONOMIES OF SCALE

     The Board considered the extent to which the Fund's sub-advisory fee reflects economies of scale for the benefit of Fund shareholders to be a relevant factor regardless of the proposed duration of the contract. The Board reviewed the Fund's fee arrangements, which include breakpoints that decrease the fee rate as the Fund's assets increase, notwithstanding that no breakpoint was likely to take effect prior to May 2, 2005. The Board concluded that the breakpoints shared with JNAM and that JNAM in turn, through the breakpoints in its contract with the Fund, shares with shareholders the benefits of economies of scale as the Fund's assets grow. In light of this, the Board noted that it would be reasonable to conclude that under the Agreement, shareholders share in the benefits to be achieved through economies of scale.

     OTHER BENEFITS TO THE SUB-ADVISER AND ADVISER

     Putnam receives research results from the Funds' soft dollar trades. In addition, Putnam is sub-adviser to other funds advised by JNAM.

     In evaluating the benefits that accrue to the Sub-adviser, the Board reviewed the Fund as a whole, including the benefits accruing to the Adviser who identifies and recommends the Sub-advisers to the JNL Funds. Through its relationship with the Fund, the Board recognized that the Adviser and its affiliate serve the Fund in various capacities, including as distributor. The Sub-adviser pays part of the costs of various meetings organized and run by the distributor for its variable insurance product wholesalers. The meetings are arranged by the distributor and provide an opportunity for the Sub-adviser to educate the wholesalers and, in the case of the due diligence meetings, certain agents. The Board considered the payments made by the sub-adviser. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, concluded that approval of the Agreement was in the best interest of the Fund and its shareholders.

     SUB-ADVISORY AGREEMENT WITH PUTNAM INVESTMENT MANAGEMENT INC. (JNL/PUTNAM MIDCAP GROWTH FUND)

     At its meeting on February 9, 2005, the Board of Trustees (the "Board") of the JNL/Putnam Midcap Growth Fund (the "Fund"), including a majority of the Independent Trustees, considered and approved the Fund's investment sub-advisory agreement with Putnam Investment Management Inc. (the "Sub-adviser") through February 28, 2006 (the "Agreement"). In considering the Agreement, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, quality and extent of the Sub-adviser's services, (2) the investment performance of the Fund, including information comparing the performance of the Fund with a peer group of funds and an appropriate index, (3) the profitability of the Sub-adviser, including an analysis of the Sub-adviser's cost of providing services and comparative expense information, and (4) the extent to which economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors.

     The Board of Trustees also periodically considers other material facts such as the allocation of the Fund's brokerage commissions and the Fund's record of compliance with its investment policies and restrictions on personal securities transactions.

     Before approving the Agreement, the Board's Independent Trustees met in executive session with their independent counsel to consider the materials provided by Jackson National Asset Management, LLC (the "Adviser") and the Sub-adviser and the terms of the Agreement.

     Based on its evaluation of all material factors, the Board, including a majority of the Independent Trustees, concluded that the Agreement is fair and in the best interests of shareholders. During its deliberations, the Board balanced the various factors based on all the facts and circumstances applicable to each sub-advisory relationship. The following summaries do not detail every matter considered. In reaching its conclusion, the Board considered the following:

     NATURE, QUALITY AND EXTENT OF SERVICES

     The Board examined the nature, quality and extent of the services provided by the Sub-adviser to the Fund. The Board reviewed the Sub-adviser's key personnel in providing investment management services to the Fund. The Board also considered the Sub-adviser's duties under the Agreement in serving as the Fund's investment Sub-adviser, including duties for investment research and stock selection, adherence to the Fund's investment restrictions and monitoring compliance with various Fund policies and procedures. While recent legal and regulatory issues at the Sub-Adviser are a cause for concern, and require increased scrutiny by JNAM and the Board, the Board concluded that the Fund benefits from the services provided by the Sub-adviser under the Agreement as a result of the Sub-adviser's experience, reputation, personnel, operations and resources.

     INVESTMENT PERFORMANCE OF THE SUB-ADVISER AND THE FUND

     The Board considered the performance of the Fund and the Sub-adviser, including comparative performance information. The Board reviewed information provided by Lipper, which ranked the Fund in the top quartile versus its peers for total return for the one-year period and ranked in the 51st percentile for the three-year period ended December 31, 2004. The Fund also outperformed its benchmark for the one-year period and corresponding Lipper benchmark for both periods. The Board reviewed the strong Fund performance record achieved by the Sub-adviser relative to the Fund's peers and concluded that, while past performance is no guarantee of future performance, it was in the best interest of the Fund and its shareholders to renew the Agreement.

     COSTS OF SERVICES AND PROFITS REALIZED BY THE SUB-ADVISER

     The Board examined the Sub-adviser's costs in serving as the Fund's investment manager, including the costs associated with the personnel and systems necessary to manage the Fund for 2003. The Board examined the sub-adviser fee for the Fund as compared to that of other funds and accounts managed by the Sub-adviser and of comparable funds managed by other advisers, in addition to its Lipper average. The Board that the sub-adviser fee of 0.50% was slightly above the Lipper average of 0.44%. The Board also noted that the information provided by Lipper reflected that the Fund's sub-adviser fee was lower than the median for other mutual funds similar in size, character and investment strategy. The Board noted that the Fund's management fee and expense ratio are reasonable.

     ECONOMIES OF SCALE

     The Board considered the extent to which the Fund's sub-advisory fee reflects economies of scale for the benefit of Fund shareholders. The Board reviewed the Fund's fee arrangements, which include breakpoints that decrease the fee rate as the Fund's assets increase. The Board concluded that the breakpoints shared with JNAM and that JNAM in turn, through the breakpoints in its contract with the Fund, shares with shareholders the benefits of economies of scale as the Fund's assets grow. In light of this, the Board noted that it would be reasonable to conclude that under the Agreement, shareholders share in the benefits to be achieved through economies of scale.

     OTHER BENEFITS TO THE SUB-ADVISER AND ADVISER

     Putnam receives research results from the Funds' soft dollar trades. In addition, Putnam is sub-adviser to other funds advised by JNAM.

     In evaluating the benefits that accrue to the Sub-adviser, the Board reviewed the Fund as a whole, including the benefits accruing to the Adviser who identifies and recommends the Sub-advisers to the JNL Funds. Through its relationship with the Fund, the Board recognized that the Adviser and its affiliate serve the Fund in various capacities, including as distributor. The Sub-adviser pays part of the costs of various meetings organized and run by the distributor for its variable insurance product wholesalers. The meetings are arranged by the distributor and provide an opportunity for the Sub-adviser to educate the wholesalers and, in the case of the due diligence meetings, certain agents. The Board considered the payments made by the sub-adviser. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, concluded that approval of the Agreement was in the best interest of the Fund and its shareholders.

SUB-ADVISORY AGREEMENT WITH PUTNAM INVESTMENT MANAGEMENT INC. (JNL/PUTNAM VALUE EQUITY FUND)

     At its meeting on February 9, 2005, the Board of Trustees (the "Board") of the JNL/Putnam Value Equity Fund (the "Fund"), including a majority of the Independent Trustees, considered and approved the Fund's investment sub-advisory agreement with Putnam Investment Management Inc. (the "Sub-adviser") through February 28, 2006 (the "Agreement"). In considering the Agreement, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, quality and extent of the Sub-adviser's services, (2) the investment performance of the Fund, including information comparing the performance of the Fund with a peer group of funds and an appropriate index, (3) the profitability of the Sub-adviser, including an analysis of the Sub-adviser's cost of providing services and comparative expense information, and (4) the extent to which economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors.

     The Board of Trustees also periodically considers other material facts such as the allocation of the Fund's brokerage commissions and the Fund's record of compliance with its investment policies and restrictions on personal securities transactions.

     Before approving the Agreement, the Board's Independent Trustees met in executive session with their independent counsel to consider the materials provided by Jackson National Asset Management, LLC (the "Adviser") and the Sub-adviser and the terms of the Agreement.

     Based on its evaluation of all material factors, the Board, including a majority of the Independent Trustees, concluded that the Agreement is fair and in the best interests of shareholders. During its deliberations, the Board balanced the various factors based on all the facts and circumstances applicable to each sub-advisory relationship. The following summaries do not detail every matter considered. In reaching its conclusion, the Board considered the following:

     NATURE, QUALITY AND EXTENT OF SERVICES

     The Board examined the nature, quality and extent of the services provided by the Sub-adviser to the Fund. The Board reviewed the Sub-adviser's key personnel in providing investment management services to the Fund. The Board also considered the Sub-adviser's duties under the Agreement in serving as the Fund's investment Sub-adviser, including duties for investment research and stock selection, adherence to the Fund's investment restrictions and monitoring compliance with various Fund policies and procedures. While recent legal and regulatory issues at the Sub-Adviser are a cause for concern, and require increased scrutiny by JNAM and the Board, the Board concluded that the Fund benefits from the services provided by the Sub-adviser under the Agreement as a result of the Sub-adviser's experience, reputation, personnel, operations and resources.

     INVESTMENT PERFORMANCE OF THE SUB-ADVISER AND THE FUND

     The Board considered the performance of the Fund and the Sub-adviser, including comparative performance information. The Board reviewed information provided by Lipper, Inc., which ranked the Fund in the bottom quartile versus its peers for total return for the one- and three-year period and the third quartile for the five-year period ended December 31, 2004. The Fund slightly lagged its benchmark and Lipper benchmark for the same time periods except the five-year period, where the fund strongly outperformed both benchmarks. The sub-adviser has recently had a change in the portfolio manager. Since this personnel change in December 2004, the Fund has outperformed its benchmark over January. In light of the more recent performance trend and the change in portfolio manager for the Fund, the Board concluded that it was reasonable to allow the Fund's new portfolio manager to create a performance record in which he and Putnam should be evaluated. The Board considered the recent portfolio manager change and concluded that it will continue to closely monitor the Fund's performance for improvement with the new management, but at this time, it is in the best interest of the Fund and its shareholders to renew the Agreement.

     COSTS OF SERVICES AND PROFITS REALIZED BY THE SUB-ADVISER

     The Board examined the Sub-adviser's costs in serving as the Fund's investment manager, including the costs associated with the personnel and systems necessary to manage the Fund for 2003. The Board examined the sub-adviser fee for the Fund as compared to that of other funds and accounts managed by the Sub-adviser and of comparable funds managed by other advisers, in addition to its Lipper average. The Board noted that the Fund's sub-adviser fee of 0.48% was higher than the Lipper average of 0.40%. In May 2004, the Fund's sub-adviser fees was reduced to 0.45% resulting in the Fund's sub-adviser fee to be in line with its Lipper average. The Board also noted that the information provided by Lipper reflected that the Fund's management fee was below the median of management fees for other mutual funds similar in size, character and investment strategy. The Board concluded that the Fund's management fee and expense ratio are reasonable.

     ECONOMIES OF SCALE

     The Board considered the extent to which the Fund's sub-advisory fee reflects economies of scale for the benefit of Fund shareholders. The Board reviewed the Fund's fee arrangements, which include breakpoints that decrease the fee rate as the Fund's assets increase. The Board concluded that the breakpoints shared with JNAM and that JNAM in turn, through the breakpoints in its contract with the Fund, shares with shareholders the benefits of economies of scale as the Fund's assets grow. In light of this, the Board noted that it would be reasonable to conclude that under the Agreement, shareholders share in the benefits to be achieved through economies of scale.

     OTHER BENEFITS TO THE SUB-ADVISER AND ADVISER

     Putnam receives research results from the Funds' soft dollar trades. In addition, Putnam is sub-adviser to other funds advised by JNAM.

     In evaluating the benefits that accrue to the Sub-adviser, the Board reviewed the Fund as a whole, including the benefits accruing to the Adviser who identifies and recommends the Sub-advisers to the JNL Funds. Through its relationship with the Fund, the Board recognized that the Adviser and its affiliate serve the Fund in various capacities, including as distributor. The Sub-adviser pays part of the costs of various meetings organized and run by the distributor for its variable insurance product wholesalers. The meetings are arranged by the distributor and provide an opportunity for the Sub-adviser to educate the wholesalers and, in the case of the due diligence meetings, certain agents. The Board considered the payments made by the sub-adviser. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, concluded that approval of the Agreement was in the best interest of the Fund and its shareholders.

     SUB-ADVISORY AGREEMENT WITH S&P INVESTMENT ADVISORY SERVICES INC. (JNL/S&P MANAGED AGGRESSIVE GROWTH FUND)

     At its meeting on February 9, 2005, the Board of Trustees (the "Board") of the JNL/S&P Managed Aggressive Growth Fund (the "Fund"), including a majority of the Independent Trustees, considered and approved the Fund's investment sub-advisory agreement with S&P Investment Advisory Services Inc. (the "Sub-adviser") through February 28, 2006 (the "Agreement"). In considering the Agreement, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, quality and extent of the Sub-adviser's services, (2) the investment performance of the Fund, including information comparing the performance of the Fund with a peer group of funds and an appropriate index, (3) the profitability of the Sub-adviser, including an analysis of the Sub-adviser's cost of providing services and comparative expense information, and (4) the extent to which economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors.

     The Board of Trustees also periodically considers other material facts such as the allocation of the Fund's brokerage commissions and the Fund's record of compliance with its investment policies and restrictions on personal securities transactions.

     Before approving the Agreement, the Board's Independent Trustees met in executive session with their independent counsel to consider the materials provided by Jackson National Asset Management, LLC (the "Adviser") and the Sub-adviser and the terms of the Agreement.

         Based on its evaluation of all material factors, the Board, including a majority of the Independent Trustees, concluded that the Agreement is fair and in the best interests of shareholders. During its deliberations, the Board balanced the various factors based on all the facts and circumstances applicable to each sub-advisory relationship. The following summaries do not detail every matter considered. In reaching its conclusion, the Board considered the following:

     NATURE, QUALITY AND EXTENT OF SERVICES

     The Board examined the nature, quality and extent of the services provided by the Sub-adviser to the Fund. The Board reviewed the Sub-adviser's key personnel in providing investment management services to the Fund. The Board also considered the Sub-adviser's duties under the Agreement in serving as the Fund's investment Sub-adviser, including duties for investment research and stock selection, adherence to the Fund's investment restrictions and monitoring compliance with various Fund policies and procedures. The Board concluded that the Fund benefits from the services provided by the Sub-adviser under the Agreement as a result of the Sub-adviser's experience, reputation, personnel, operations and resources.

     INVESTMENT PERFORMANCE OF THE SUB-ADVISER AND THE FUND

     The Board considered the performance of the Fund and the Sub-adviser, including comparative performance information. The Board reviewed information provided by Lipper, which ranked the Fund in the second quartile versus its peers for total return for the one- and three-year periods ended December 31, 2004 and ranked in the 59th percentile for the five-year period. The Fund also outperformed its Lipper benchmark for the all periods except the five-year. The Board reviewed the strong Fund performance record achieved by the Sub-adviser relative to the Fund's peers and concluded that, while past performance is no guarantee of future performance, it was in the best interest of the Fund and its shareholders to renew the Agreement.

     COSTS OF SERVICES AND PROFITS REALIZED BY THE SUB-ADVISER

     The Board examined the Sub-adviser's costs in serving as the Fund's investment manager. The Board examined the sub-adviser fee for the Fund as compared to that of other funds and accounts managed by the Sub-adviser and of comparable funds managed by other advisers, in addition to its Lipper average. The Board noted that the Fund's sub-adviser fee of 0.10% is considerably lower than the Lipper average of 0.37%. The Lipper category includes fund of funds and actively managed funds in calculating averages. In January 2004, the Fund's sub-adviser fee was reduced to 0.06%. The current Fund expense ratio is 0.17%, and including the underlying funds, the ratio is 1.128%. The Board also noted that the information provided by Lipper reflected that the Fund's sub-adviser fee was equal to the median for other fund of funds similar in size, character and investment strategy. The Board concluded that the Fund's management fee and expense ratio are reasonable.

     ECONOMIES OF SCALE

     The Board considered the extent to which the Fund's sub-advisory fee reflects economies of scale for the benefit of Fund shareholders. The Board reviewed the Fund's fee arrangements, which include breakpoints that decrease the fee rate as the Fund's assets increase. The Board concluded that the breakpoints shared with JNAM and that JNAM in turn, through the breakpoints in its contract with the Fund, shares with shareholders the benefits of economies of scale as the Fund's assets grow. In light of this, the Board noted that it would be reasonable to conclude that under the Agreement, shareholders share in the benefits to be achieved through economies of scale.

     OTHER BENEFITS TO THE SUB-ADVISER

     Other than acting as sub-adviser to other JNL Funds, the Sub-Adviser does not realize any other benefits at this time.

     SUB-ADVISORY AGREEMENT WITH S&P INVESTMENT ADVISORY SERVICES INC. (JNL/S&P MANAGED CONSERVATIVE FUND)

     At its meeting on February 9, 2005, the Board of Trustees (the "Board") of the JNL/S&P Managed Conservative Fund (the "Fund"), including a majority of the Independent Trustees, considered and approved the Fund's investment sub-advisory agreement with S&P Investment Advisory Services Inc. (the "Sub-adviser") through February 28, 2006 (the "Agreement"). In considering the Agreement, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, quality and extent of the Sub-adviser's services, (2) the investment performance of the Fund, including information comparing the performance of the Fund with a peer group of funds and an appropriate index, (3) the profitability of the Sub-adviser, including an analysis of the Sub-adviser's cost of providing services and comparative expense information, and (4) the extent to which economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors.

     The Board of Trustees also periodically considers other material facts such as the allocation of the Fund's brokerage commissions and the Fund's record of compliance with its investment policies and restrictions on personal securities transactions.

     Before approving the Agreement, the Board's Independent Trustees met in executive session with their independent counsel to consider the materials provided by Jackson National Asset Management, LLC (the "Adviser") and the Sub-adviser and the terms of the Agreement.

     Based on its evaluation of all material factors, the Board, including a majority of the Independent Trustees, concluded that the Agreement is fair and in the best interests of shareholders. During its deliberations, the Board balanced the various factors based on all the facts and circumstances applicable to each sub-advisory relationship. The following summaries do not detail every matter considered. In reaching its conclusion, the Board considered the following:

     NATURE, QUALITY AND EXTENT OF SERVICES

     The Board examined the nature, quality and extent of the services provided by the Sub-adviser to the Fund. The Board reviewed the Sub-adviser's key personnel in providing investment management services to the Fund. The Board also considered the Sub-adviser's duties under the Agreement in serving as the Fund's investment Sub-adviser, including duties for investment research and stock selection, adherence to the Fund's investment restrictions and monitoring compliance with various Fund policies and procedures. The Board concluded that the Fund benefits from the services provided by the Sub-adviser under the Agreement as a result of the Sub-adviser's experience, reputation, personnel, operations and resources.

     INVESTMENT PERFORMANCE OF THE SUB-ADVISER AND THE FUND

     The Board considered the performance of the Fund and the Sub-adviser and the performance of the other funds managed by the Sub-adviser, including comparative performance information. The Fund operations commenced October 4, 2004. Returns for month-end and since inception as of December 31, 2004 were 1.57% and 3.50%, respectively. The Board reviewed the Fund performance record achieved by the Sub-adviser relative to the Fund's peers and concluded that, while past performance is no guarantee of future performance, it was in the best interest of the Fund and its shareholders to renew the Agreement.

     COSTS OF SERVICES AND PROFITS REALIZED BY THE SUB-ADVISER

     The Board examined the Sub-adviser's costs in serving as the Fund's investment manager. The Board examined the sub-adviser fee for the Fund as compared to that of other funds and accounts managed by the Sub-adviser and of comparable funds managed by other advisers, in addition to its Lipper average. The Board noted that the Fund's sub-adviser fee of 0.06% is considerably lower than the Lipper average of 0.37%. The Lipper category includes fund of funds and actively managed funds in calculating averages. The Fund expense ratio including the underlying funds is 1.002%. The Board also noted that while the information provided by Lipper reflected that the Fund's sub-adviser fee was higher than the median for other fund of funds similar in character and investment strategy, the asset size of the other fund of funds was considerably higher than the Fund. The Board concluded that the Fund's management fee and expense ratio are reasonable.

         ECONOMIES OF SCALE

         The Board considered the extent to which the Fund's sub-advisory fee reflects economies of scale for the benefit of Fund shareholders. The Board reviewed the Fund's fee arrangements, which include breakpoints that decrease the fee rate as the Fund's assets increase. The Board concluded that the breakpoints shared with JNAM and that JNAM in turn, through the breakpoints in its contract with the Fund, shares with shareholders the benefits of economies of scale as the Fund's assets grow. In light of this, the Board noted that it would be reasonable to conclude that under the Agreement, shareholders share in the benefits to be achieved through economies of scale.

     OTHER BENEFITS TO THE SUB-ADVISER

     Other than acting as sub-adviser to other JNL Funds, the Sub-Adviser does not realize any other benefits at this time.

     SUB-ADVISORY AGREEMENT WITH S&P INVESTMENT ADVISORY SERVICES INC. (JNL/S&P MANAGED GROWTH FUND)

         At its meeting on February 9, 2005, the Board of Trustees (the "Board") of the JNL/S&P Managed Growth Fund (the "Fund"), including a majority of the Independent Trustees, considered and approved the Fund's investment sub-advisory agreement with S&P Investment Advisory Services Inc. (the "Sub-adviser") through February 28, 2006 (the "Agreement"). In considering the Agreement, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, quality and extent of the Sub-adviser's services, (2) the investment performance of the Fund, including information comparing the performance of the Fund with a peer group of funds and an appropriate index, (3) the profitability of the Sub-adviser, including an analysis of the Sub-adviser's cost of providing services and comparative expense information, and (4) the extent to which economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors.

         The Board of Trustees also periodically considers other material facts such as the allocation of the Fund's brokerage commissions and the Fund's record of compliance with its investment policies and restrictions on personal securities transactions.

         Before approving the Agreement, the Board's Independent Trustees met in executive session with their independent counsel to consider the materials provided by Jackson National Asset Management, LLC (the "Adviser") and the Sub-adviser and the terms of the Agreement.

         Based on its evaluation of all material factors, the Board, including a majority of the Independent Trustees, concluded that the Agreement is fair and in the best interests of shareholders. During its deliberations, the Board balanced the various factors based on all the facts and circumstances applicable to each sub-advisory relationship. The following summaries do not detail every matter considered. In reaching its conclusion, the Board considered the following:

         NATURE, QUALITY AND EXTENT OF SERVICES

         The Board examined the nature, quality and extent of the services provided by the Sub-adviser to the Fund. The Board reviewed the Sub-adviser's key personnel in providing investment management services to the Fund. The Board also considered the Sub-adviser's duties under the Agreement in serving as the Fund's investment Sub-adviser, including duties for investment research and stock selection, adherence to the Fund's investment restrictions and monitoring compliance with various Fund policies and procedures. The Board concluded that the Fund benefits from the services provided by the Sub-adviser under the Agreement as a result of the Sub-adviser's experience, reputation, personnel, operations and resources.

         INVESTMENT PERFORMANCE OF THE SUB-ADVISER AND THE FUND

         The Board considered the performance of the Fund and the Sub-adviser, including comparative performance information. The Board reviewed information provided by Lipper, Inc., which placed the Fund in the 59th percentile versus its peers for total return for the one-year period and the second quartile for the three- and five-year periods, ended December 31, 2004. The Fund was also in line with its Lipper benchmark. The Board reviewed the strong Fund performance record achieved by the Sub-adviser relative to the Fund's peers and concluded that, while past performance is no guarantee of future performance, it was in the best interest of the Fund and its shareholders to renew the Agreement.

         COSTS OF SERVICES AND PROFITS REALIZED BY THE SUB-ADVISER

         The Board examined the Sub-adviser's costs in serving as the Fund's investment manager. The Board examined the sub-adviser fee for the Fund as compared to that of other funds and accounts managed by the Sub-adviser and of comparable funds managed by other advisers, in addition to its Lipper average. The Board noted that the Fund's sub-adviser fee of 0.10% was considerably lower than the Lipper average of 0.37%. The Lipper category includes fund of funds and actively managed funds in calculating averages. In January 2004, the Fund's sub-adviser fees was reduced to 0.06%. The current Fund expense ratio is 0.16%. and including the underlying funds, the ratio is 1.111%. The Board also noted that the information provided by an independent data service reflected that the Fund's management fee and expense ratio were below the median for other fund of funds similar in size, character and investment strategy. The Board concluded that the Fund's management fee and expense ratio are reasonable.

         ECONOMIES OF SCALE

         The Board considered the extent to which the Fund's sub-advisory fee reflects economies of scale for the benefit of Fund shareholders. The Board reviewed the Fund's fee arrangements, which include breakpoints that decrease the fee rate as the Fund's assets increase. The Board concluded that the breakpoints shared with JNAM and that JNAM in turn, through the breakpoints in its contract with the Fund, shares with shareholders the benefits of economies of scale as the Fund's assets grow. In light of this, the Board noted that it would be reasonable to conclude that under the Agreement, shareholders share in the benefits to be achieved through economies of scale.

     OTHER BENEFITS TO THE SUB-ADVISER

     Other than acting as sub-adviser to other JNL Funds, the Sub-Adviser does not realize any other benefits at this time.

     SUB-ADVISORY AGREEMENT WITH S&P INVESTMENT ADVISORY SERVICES INC. (JNL/S&P MANAGED MODERATE FUND)

         At its meeting on February 9, 2005, the Board of Trustees (the "Board") of the JNL/S&P Managed Moderate Fund (the "Fund"), including a majority of the Independent Trustees, considered and approved the Fund's investment sub-advisory agreement with S&P Investment Advisory Services, Inc. (the "Sub-adviser") through February 28, 2006 (the "Agreement"). In considering the Agreement, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, quality and extent of the Sub-adviser's services, (2) the investment performance of the Fund, including information comparing the performance of the Fund with a peer group of funds and an appropriate index, (3) the profitability of the Sub-adviser, including an analysis of the Sub-adviser's cost of providing services and comparative expense information, and (4) the extent to which economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors.

         The Board of Trustees also periodically considers other material facts such as the allocation of the Fund's brokerage commissions and the Fund's record of compliance with its investment policies and restrictions on personal securities transactions.

         Before approving the Agreement, the Board's Independent Trustees met in executive session with their independent counsel to consider the materials provided by Jackson National Asset Management, LLC (the "Adviser") and the Sub-adviser and the terms of the Agreement.

         Based on its evaluation of all material factors, the Board, including a majority of the Independent Trustees, concluded that the Agreement is fair and in the best interests of shareholders. During its deliberations, the Board balanced the various factors based on all the facts and circumstances applicable to each sub-advisory relationship. The following summaries do not detail every matter considered. In reaching its conclusion, the Board considered the following:

         NATURE, QUALITY AND EXTENT OF SERVICES

         The Board examined the nature, quality and extent of the services provided by the Sub-adviser to the Fund. The Board reviewed the Sub-adviser's key personnel in providing investment management services to the Fund. The Board also considered the Sub-adviser's duties under the Agreement in serving as the Fund's investment manager, including duties for investment research and stock selection, adherence to the Fund's investment restrictions and monitoring compliance with various Fund policies and procedures. The Board concluded that the Fund benefits from the services provided by the Sub-adviser under the Agreement as a result of the Sub-adviser's experience, reputation, personnel, operations and resources.

         INVESTMENT PERFORMANCE OF THE SUB-ADVISER AND THE FUND

         The Board considered the performance of the Fund and the Sub-adviser and the performance of the other funds managed by the Sub-adviser, including comparative performance information. Fund operations commenced October 4, 2004. Returns for month-end and since inception as of December 31, 2004 were 2.33% and 5.40%, respectively. The Board reviewed the solid Fund performance record achieved by the Sub-adviser relative to the Fund's peers and concluded that, while past performance is no guarantee of future performance, it was in the best interest of the Fund and its shareholders to renew the Agreement.

         COSTS OF SERVICES AND PROFITS REALIZED BY THE SUB-ADVISER

         The Board examined the Sub-adviser's costs in serving as the Fund's investment manager. The Board examined the sub-adviser fee for the Fund as compared to that of other funds and accounts managed by the Sub-adviser and of comparable funds managed by other advisers, in addition to its Lipper average. The Board noted that the Fund's sub-adviser fee of 0.06%was considerably lower than the Lipper average of 0.37%. The Lipper category includes fund of funds and actively managed funds in calculating averages. The Fund expense ratio including the underlying funds is 1.035%. The Board also noted that the information provided by an independent data service reflected that the Fund's expense ratio was equal to the median for other fund of funds similar in size, character and investment strategy. The Board concluded that the Fund's management fee and expense ratio are reasonable.

         ECONOMIES OF SCALE

         The Board considered the extent to which the Fund's sub-advisory fee reflects economies of scale for the benefit of Fund shareholders. The Board reviewed the Fund's fee arrangements, which include breakpoints that decrease the fee rate as the Fund's assets increase. The Board concluded that the breakpoints shared with JNAM and that JNAM in turn, through the breakpoints in its contract with the Fund, shares with shareholders the benefits of economies of scale as the Fund's assets grow. In light of this, the Board noted that it would be reasonable to conclude that under the Agreement, shareholders share in the benefits to be achieved through economies of scale.

     OTHER BENEFITS TO THE SUB-ADVISER

     Other than acting as sub-adviser to other JNL Funds, the Sub-Adviser does not realize any other benefits at this time.

     SUB-ADVISORY AGREEMENT WITH S&P INVESTMENT ADVISORY SERVICES INC. (JNL/S&P MANAGED MODERATE GROWTH FUND)

     At its meeting on February 9, 2005, the Board of Trustees (the "Board") of the JNL/S&P Managed Moderate Growth Fund (the "Fund"), including a majority of the Independent Trustees, considered and approved the Fund's investment sub-advisory agreement with S&P Investment Advisory Services Inc. (the "Sub-adviser") through February 28, 2006 (the "Agreement"). In considering the Agreement, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, quality and extent of the Sub-adviser's services, (2) the investment performance of the Fund, including information comparing the performance of the Fund with a peer group of funds and an appropriate index, (3) the profitability of the Sub-adviser, including an analysis of the Sub-adviser's cost of providing services and comparative expense information, and (4) the extent to which economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors.

     The Board of Trustees also periodically considers other material facts such as the allocation of the Fund's brokerage commissions and the Fund's record of compliance with its investment policies and restrictions on personal securities transactions.

     Before approving the Agreement, the Board's Independent Trustees met in executive session with their independent counsel to consider the materials provided by Jackson National Asset Management, LLC (the "Adviser") and the Sub-adviser and the terms of the Agreement.

     Based on its evaluation of all material factors, the Board, including a majority of the Independent Trustees, concluded that the Agreement is fair and in the best interests of shareholders. During its deliberations, the Board balanced the various factors based on all the facts and circumstances applicable to each sub-advisory relationship. The following summaries do not detail every matter considered. In reaching its conclusion, the Board considered the following:

     NATURE, QUALITY AND EXTENT OF SERVICES

     The Board examined the nature, quality and extent of the services provided by the Sub-adviser to the Fund. The Board reviewed the Sub-adviser's key personnel in providing investment management services to the Fund. The Board also considered the Sub-adviser's duties under the Agreement in serving as the Fund's investment Sub-adviser, including duties for investment research and stock selection, adherence to the Fund's investment restrictions and monitoring compliance with various Fund policies and procedures. The Board concluded that the Fund benefits from the services provided by the Sub-adviser under the Agreement as a result of the Sub-adviser's experience, reputation, personnel, operations and resources.

     INVESTMENT PERFORMANCE OF THE SUB-ADVISER AND THE FUND

     The Board considered the performance of the Fund and the Sub-adviser, including comparative performance information. The Board reviewed information provided by Lipper, Inc., which placed the Fund in the 78th percentile versus its peers for total return for the one-year period and the second quartile for the three- and five-year periods, ended December 31, 2004. The Fund also outperformed its Lipper benchmark for the three- and five-year periods. Prior to October 4, 2004, this Fund was the JNL/S&P Conservative Growth Fund I and maintained an allocation of approximately 60% equity fund investments and 40% fixed income fund investments. With the overall equity market up 10.81% as measured by the S&P 500 Index and the bond markets up only 4.31% (Lehman Aggregate Bond Index), the more conservatively managed Fund would expect to underperform its peers in the Lipper Multi-cap Core index. After the changes to the S&P Fund line-up in October, the Fund currently has a equity and fixed income weighting of 75%/25%. JNAM was comfortable with the Fund's overall performance as it outperformed its 50/50 benchmark index and also outperformed both of JNL's Balanced Funds for the 1-year period. The Board reviewed the above average Fund performance record achieved by the Sub-adviser relative to the Fund's peers and concluded that, while past performance is no guarantee of future performance, it was in the best interest of the Fund and its shareholders to renew the Agreement.

     COSTS OF SERVICES AND PROFITS REALIZED BY THE SUB-ADVISER

     The Board examined the Sub-adviser's costs in serving as the Fund's investment manager. The Board examined the sub-adviser fee for the Fund as compared to that of other funds and accounts managed by the Sub-adviser and of comparable funds managed by other advisers, in addition to its Lipper average. The Board noted that the Fund's sub-adviser fee 0.10% was considerably lower than the Lipper average of 0.37%. The Lipper category includes fund of funds and actively managed funds in calculating averages. In January 2004, the Fund's sub-adviser fees was reduced to 0.06%. The current Fund expense ratio is 0.17%, and including the underlying funds, the ratio is 1.070%. The Board also noted that the information provided by Lipper reflected that the Fund's management fee was below the median for other fund of funds similar in size, character and investment strategy. The Board concluded that the Fund's management fee and expense ratio are reasonable.

     ECONOMIES OF SCALE

     The Board considered the extent to which the Fund's sub-advisory fee reflects economies of scale for the benefit of Fund shareholders. The Board reviewed the Fund's fee arrangements, which include breakpoints that decrease the fee rate as the Fund's assets increase. The Board concluded that the breakpoints shared with JNAM and that JNAM in turn, through the breakpoints in its contract with the Fund, shares with shareholders the benefits of economies of scale as the Fund's assets grow. In light of this, the Board noted that it would be reasonable to conclude that under the Agreement, shareholders share in the benefits to be achieved through economies of scale.

     OTHER BENEFITS TO THE SUB-ADVISER

     Other than acting as sub-adviser to other JNL Funds, the Sub-Adviser does not realize any other benefits at this time.

     SUB-ADVISORY AGREEMENT WITH MELLON CAPITAL MANAGEMENT CORPORATION ("MELLON CAPITAL")

     In September 2003, the Trustees approved continuation of the sub-advisory agreement with Mellon. In determining to approve the continuation of the agreement, the Trustees considered information regarding Mellon Capital provided by the sub-adviser, as well as information and analysis provided by the Adviser with respect to Mellon Capital. Among the type of information considered by the Trustees in determining that continuation of the sub-advisory agreement was in the best interests of the Funds and their shareholders, were the following:

     o Information, prepared by Mellon Capital, describing its investment processes, the security selection criteria to be employed in managing the Funds, and the personnel of Mellon Capital to be involved in managing the Funds.

     o Historical performance data, prepared by Mellon Capital, reflecting the performance of portfolios advised by Mellon Capital having investment objectives similar to the Funds and comparing that performance to benchmark indices, indicating the investment performance of those portfolios was within reasonable expectations. The Trustees were presented with an analysis, prepared by the Adviser, of the performance of each Fund compared to its benchmark index and compared also to other investment company portfolios having similar investment objectives, indicating that, while the Funds reviewed exhibited negative variances from their benchmark indices, the performance of each Fund was within reasonable expectations.

     o An analysis, prepared by the Adviser, comparing the sub-advisory fees paid to Mellon Capital for each Fund with the sub-advisory fees of underlying funds of variable annuity products having similar investment objectives, indicating the fees paid to Mellon Capital under the agreement were reasonable in relation to sub-advisory fees of other underlying funds of variable annuities having similar investment objectives.

     o    Copies of Mellon Capital's Code of Conduct.

     SUB-ADVISORY AGREEMENT WITH MELLON

     In February 2004, the Trustees approved the sub-advisory agreement (which amended and restated an existing Sub-Advisory Agreement with Mellon to add the Relevant Funds) with Mellon. Mellon was approved as sub-advisor for the following funds: JNL/Mellon Capital Management Enhanced S&P 500 Stock Index
Fund,  JNL/Mellon  Capital  Management  S&P 500 Index Fund,  JNL/Mellon  Capital
Management  Enhanced  S&P 400  MidCap  Index  Fund  and the  JNL/Mellon  Capital
Management Enhanced Small-Cap Index Fund. In determining to approve the amendment to the agreement, the Trustees considered information provided by Mellon, as well as information and analysis provided by the Adviser with respect to Mellon. Among the type of information considered by the Trustees in determining approval of the sub-advisory agreement was in the best interests of the Funds, were the following:

     o Information, prepared by Mellon, describing its investment philosophies and processes, its best execution policies, the security selection criteria employed, and the personnel to be involved in managing the Funds, indicating it would adhere to the investment philosophy and security selection criteria for the Funds and would devote adequate personnel resources to the Funds.

     o Historical performance data, prepared by Mellon, reflecting the performance of portfolios advised by Mellon having investment objectives similar to the Funds and comparing that performance to benchmark indices, indicating the investment performance of those portfolios was within reasonable expectations. The Trustees also considered Mellon's past performance on other Funds managed by Mellon.

     o An analysis, prepared by the Adviser, comparing Mellon's fees with the sub-advisory fees of underlying funds of variable annuity products having similar investment objectives, indicating the fees to be Mellon under the amended agreement were reasonable in relation to sub-advisory fees of other underlying funds of variable annuities having similar investment objectives.

     o    The Trustees considered Mellon's positive compliance history.

     o    Copies of Mellon's Code of Ethics.

     o    Copies of Mellon Capital's Statement of Policy on Brokerage Practices.

     o Copies of Mellon Capital's Statement of Policy on Allocation of Transactions Among Clients.

     o    Copies of Mellon Capital's Proxy Voting Policies and Procedures.

     SUB-ADVISORY AGREEMENT WITH AIM

     In September 2004, the Trustees approved continuation of the agreement with AIM. In determining to approve the continuation of the agreement, the Trustees considered information provided by AIM, as well as information and analysis provided by the Adviser with respect to AIM. Among the type of information considered by the Trustees in determining approval of the continuation of the sub-advisory agreement was in the best interests of the Funds, were the following:

     o A memorandum, prepared by AIM, describing in detail its investment processes, administrative and compliance procedures and capabilities, securities trading policies, and other matters relevant to the sub-advisory engagement, indicating that AIM was capable of providing the sub-advisory services.

     o Information, prepared by AIM, describing AIM's investment processes, the security selection criteria to be employed in managing the Funds, and the AIM personnel to be involved in managing the Funds.

     o An analysis, prepared by the Adviser, of the performance of each Fund compared to its benchmark index and compared also to other investment company portfolios having similar investment objectives, indicating that, while the Funds reviewed exhibited both positive and negative variances from their benchmark indices, the performance of each Fund was within reasonable expectations.

     o Analysis, prepared by the Adviser, comparing the sub-advisory fees paid to AIM for each Fund with the sub-advisory fees of underlying funds of variable annuity products having similar investment objectives, indicating the fees paid to AIM under the agreement were reasonable in relation to the nature and quality of services provided by AIM and in relation to sub-advisory fees of other underlying funds of variable annuities having similar investment objectives.

     o In the financial condition of AIM's parent company, AMVESCAP plc, and information on the profitability of both AMVESCAP plc and its Managed Products division, which includes AIM, demonstrating that AIM's parent company was it adequate financial condition, and indicating the profitability of AMVESCAP plc and its Managed Products division were not excessive.

     o Information regarding AIM's brokerage allocation policies, including the expected receipt by AIM of ancillary benefits in the form of soft dollar credits for research services resulting from its services to the Trust, indicating the soft dollar investment research credits would not impose any additional costs on the Trust, and would result in benefits to the Trust in the form of increased investment research available to the sub-adviser.

     o The independent counsel to the Trustees were provided a copy of AIM's Form ADV.

     SUB-ADVISORY AGREEMENT FOR JNL/AIM REAL ESTATE FUND

     At its meeting on February 9, 2005, the Board of Trustees (the "Board"), including a majority of the Independent Trustees, considered and approved an amendment to the Fund's investment sub-advisory agreement with AIM Capital Management Inc. (the "Sub-adviser") through May 1, 2007 (the "Agreement") in order to add the JNL/AIM Real Estate Fund, with Fund operations commencing May 2, 2005. In considering the Agreement, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, quality and extent of the Sub-adviser's services, (2) the investment performance of the Sub-adviser for funds, including information comparing the performance of the Fund with a peer group of funds and an appropriate index and (3) comparative fund expense information and (4) the extent to which economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors.


     SUB-SUB-ADVISORY AGREEMENT FOR JNL/AIM REAL ESTATE FUND

     At a special  meeting  held on April 29, 2005,  the Board of Trustees  (the
"Board") approved an agreement between INVESCO Institutional (N.A), Inc. ("IINA") and A I M Capital Management, Inc. ("AIM") whereby AIM designates IINA as Sub-sub-adviser to the JNL/AIM Real Estate Fund through May 1, 2007 (the "Agreement"). In considering the Agreement, the Board relied on the information provided at the February 9, 2005 Board of Trustees meeting.

     The Board of Trustees also periodically considers other material facts such as the allocation of each Fund's brokerage commissions and each Fund's record of compliance with its investment policies and restrictions on personal securities transactions.

     Before approving the Agreement, the Board's Independent Trustees met in executive session with their independent counsel to consider the materials provided by Jackson National Asset Management LLC (the "Adviser") and the Sub-adviser and the terms of the Agreement.

     Based on its evaluation of all material factors, the Board, including a majority of the Independent Trustees, concluded that the Agreement is fair and in the best interests of shareholders. During its deliberations, the Board balanced the various factors based on all the facts and circumstances applicable to each sub-advisory relationship. The following summaries do not detail every matter considered. In reaching its conclusion, the Board considered the following:

     NATURE, QUALITY AND EXTENT OF SERVICES

     The Board examined the nature, quality and extent of the services that would be provided by the Sub-adviser to the Fund. The Board reviewed the Sub-adviser's key personnel in providing investment management services to the Fund. The Board also considered the Sub-adviser's duties under the Agreement in serving as the Fund's investment Sub-adviser, including duties for investment research and stock selection, adherence to the Fund's investment restrictions and monitoring compliance with various Fund policies and procedures. While recent legal and regulatory issues at the Sub-Adviser are cause for concern, and require increased scrutiny by JNAM and the Board, the Board concluded that the Fund benefits from the services provided by the Sub-adviser under the Agreement as a result of the Sub-adviser's experience, reputation, personnel, operations and resources.

     INVESTMENT PERFORMANCE OF THE SUB-ADVISER AND THE FUND

     The Board reviewed information provided by the Sub-adviser, which showed the AIM Real Estate fund, the Fund's "patterned after" fund, outperformed its benchmark by 213, 275 and 197 basis points for total return for the year to date, three-, and five-year periods ended September 30, 2004. The fund also ranked in the top quintile against its Lipper average for the one-, three- and five-year periods ended November 30, 2004. The Board concluded that it is in the best interest of its shareholders to enter into an Agreement.

     COSTS OF SERVICES AND PROFITS REALIZED BY THE SUB-ADVISER

     The Board examined the sub-advisory fee and expense information for the Fund as compared to comparable funds managed by other advisers, in addition to its Lipper average. The Board noted that the Fund's expense ratio of 1.10% was below the Lipper average of 1.17%. The sub-adviser fee of 0.50% was slightly above the Lipper average of 0.45%. The Board concluded that the Fund's expense ratio and sub-advisory fee are reasonable.

     ECONOMIES OF SCALE

     The Board considered the extent to which the Fund's sub-advisory fee reflects economies of scale for the benefit of Fund shareholders. The Board reviewed the Fund's fee arrangements, which include breakpoints that decrease the fee rate as the Fund's assets increase. The Board concluded that although the real estate portfolio being proposed will be seeded with the minimum investment required in order for the Sub-Adviser to effectively commence operations, the breakpoints shared with JNAM and that JNAM in turn, through the breakpoints in its contract with the Fund, shared with shareholders the benefits of economies of scale as the Fund's assets grow. In light of this, the Board noted that it would be reasonable to conclude that under the Agreement, shareholders share in the benefits to be achieved through economies of scale.

     OTHER BENEFITS TO THE SUB-ADVISER AND ADVISER

     AIM enjoys benefits from the other JNL Funds it sub-advises.

     In evaluating the benefits that would accrue to the Sub-adviser, the Board reviewed the Fund as a whole, including the benefits accruing to the Adviser who identifies and recommends the Sub-advisers to the JNL Funds. Through its relationship with the Fund, the Board recognized that the Adviser and its affiliate serve the Fund in various capacities, including as distributor. The Sub-adviser may pay part of the costs of various meetings organized and run by the distributor for its variable insurance product wholesalers. The meetings are arranged by the distributor and provide an opportunity for the Sub-adviser to educate the wholesalers and, in the case of the due diligence meetings, certain agents. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, concluded that approval of the Agreement was in the best interest of the Fund and its shareholders.


     SUB-ADVISORY AGREEMENTS WITH LAZARD, J.P. MORGAN, T. ROWE PRICE, SALOMON AND EAGLE

     In September 2004, the Trustees approved continuation of agreements with Lazard, J.P. Morgan, T. Rowe Price, SaBAM and Eagle. In determining the continuation of these agreements, the Trustees considered information provided by the sub-advisers, as well as information and analysis provided by the Adviser with respect to each sub-adviser. Among the type of information considered by the Trustees in determining approval of the new sub-advisory agreements were in the best interests of the Funds and their shareholders, were the following:

     o An analysis, prepared by the Adviser, of the performance of each Fund compared to its benchmark index and, in the case of each Fund, compared also to other investment company portfolios having similar investment objectives, indicating that, while the Funds reviewed exhibited both positive and negative variances from their benchmark indices, the performance of each Fund was within reasonable expectations.

     o Information, prepared by the sub-advisers, describing their investment philosophies and processes, their best execution policies, the security selection criteria employed, and the each sub-adviser's personnel to be involved in managing the Fund, indicating each sub-adviser continued to adhere to the investment philosophy and security selection criteria which formed a basis for its initial retention by the Trust, and each was continuing to devote adequate personnel resources to the Funds.

     o An analysis, prepared by the Adviser, comparing each sub-adviser's fees with the sub-advisory fees of underlying funds of variable annuity products having similar investment objectives, indicating the fees paid the sub-advisers under the agreements were reasonable in relation to sub-advisory fees of other underlying funds of variable annuities having similar investment objectives.

     o Profitability information by each sub-adviser regarding its profitability with respect to its services to the Trust (or, in the case of T. Rowe Price, profitability of T. Rowe Price's parent) indicating its profitability was not excessive.

     At the May 13, 2004 meeting, SaBAM provided updated information to the Board of Trustees to approve the amendment to the Salomon Brothers Sub-Advisory Agreement. Among the type of information considered by the Board at the May 13, 2004 meeting were the following:

     o    Personnel of SaBAM to be involved in managing the Funds.

     o    Historical  performance  data,  prepared  by  SaBAM,   reflecting  the
          performance  of  portfolios   advised  by  Salomon   Brothers   having
          investment objectives similar to the Fund.

     o An analysis, prepared by the Adviser, comparing the sub-advisory fees paid to SaBAM for each Fund with the sub-advisory fees of underlying funds of variable annuity products having similar investment objectives, indicating the fees to be paid to SaBAM under the agreement were reasonable in relation to sub-advisory fees of other underlying funds of variable annuities having similar investment objectives.

     o Copies of SaBAM's Proxy Voting Policies and Procedures, Personal Investment Policy and Best Execution Policy.

     SUB-ADVISORY AGREEMENT WITH FIDELITY MANAGEMENT & RESEARCH COMPANY ("FMR")

     At a meeting in January 2004, the Trustees approved a change in sub-adviser to FMR for the following two Funds, effective May 1, 2004: JNL/FMR Balanced Fund and JNL/FMR Capital Growth Fund (formerly, JNL/Janus Balanced Fund and JNL/Janus Capital Growth Fund). In determining to approve the sub-advisory agreement, the Trustees considered information regarding FMR provided by the sub-adviser, as well as information and analysis provided by the Adviser with respect to FMR. Among the type of information considered by the Trustees in determining that continuation of the sub-advisory agreement was in the best interests of the Funds and their shareholders, were the following:

     o Information prepared by FMR, describing its investment processes, the security selection criteria to be employed in managing the Funds, and the personnel of FMR to be involved in managing the Funds.

     o Historical performance data, prepared by FMR, reflecting the performance of portfolios advised by FMR having investment objectives similar to the Funds and comparing that performance to benchmark indices, indicating the investment performance of those portfolios was within reasonable expectations.

     o An analysis, prepared by the Adviser, comparing the sub-advisory fees paid to FMR for each Fund with the sub-advisory fees of underlying funds of variable annuity products having similar investment objectives, indicating the fees paid to FMR under the agreement were reasonable in relation to sub-advisory fees of other underlying funds of variable annuities having similar investment objectives.

     o Copies of FMR's Code of Ethics, best execution policy, directed brokerage policies, and commission recapture program.

     o Information on the financial condition of FMR, a wholly owned subsidiary of FMR Corporation, and its subsidiaries, demonstrating that FMR was in adequate financial condition, and indicating the profitability of FMR and its subsidiaries were not excessive.

     SUB-ADVISORY    AGREEMENT   WITH   WELLINGTON    MANAGEMENT   COMPANY   LLP
("WELLINGTON")

     At a meeting in January 2004, the Trustees approved a change in sub-adviser to Wellington for the following two Funds: JNL/Select Large Cap Growth Fund Fund and JNL/Select Global Growth Fund (formerly, JNL/Janus Aggressive Growth Fund and JNL/Janus Global Equities Fund). In determining to approve the sub-advisory agreement, the Trustees considered information regarding Wellington provided by the sub-adviser, as well as information and analysis provided by the Adviser with respect to Wellington. Among the type of information considered by the Trustees in determining that continuation of the sub-advisory agreement was in the best interests of the Funds and their shareholders, were the following:

     o Information, prepared by Wellington, describing its investment processes, the security selection criteria to be employed in managing the Funds, and the personnel of Wellington to be involved in managing the Funds.

     o Historical performance data, prepared by Wellington, reflecting the performance of portfolios advised by Wellington having investment objectives similar to the Funds and comparing that performance to benchmark indices, indicating the investment performance of those portfolios was within reasonable expectations.

     o An analysis, prepared by the Adviser, comparing the sub-advisory fees paid to Wellington for each Fund with the sub-advisory fees of underlying funds of variable annuity products having similar investment objectives, indicating the fees paid to Wellington under the agreement were reasonable in relation to sub-advisory fees of other underlying funds of variable annuities having similar investment objectives.

     o Information on the financial condition of Wellington, and its subsidiaries, demonstrating that Wellington was in adequate financial condition, and indicating the profitability of Wellington and its subsidiaries were not excessive.

     o Copies of Wellington's Code of Ethics, best execution policy, directed brokerage policies, information on market timing and late trading, statement on internal controls, statement of policy on the receipt and use of material, non-public information and policy on allocation of transactions among and between clients.

     At a meeting on May 13, 2004, the Board, including a majority of the Disinterested Trustees, unanimously approved a change in sub-adviser of the JNL/PPM America Balanced Fund, JNL/PPM America Money Market Fund and JNL/PPM America Value Fund from PPM to Wellington Management after determining that the change in sub-adviser was in the best interests of the JNL/PPM America Balanced Fund, JNL/PPM America Money Market Fund and JNL/PPM America Value Fund and their shareholders. At that meeting, the Board approved the amendment to the Wellington Management Sub-Advisory Agreement (which amended and restated an existing Sub-Advisory Agreement with Wellington Management to add the JNL/PPM America Balanced Fund, JNL/PPM America Money Market Fund and JNL/PPM America Value Fund). In determining to approve the amendment, the Board considered information provided by Wellington Management, as well as information and analysis provided by JNAM with respect to Wellington Management. Among the type of information considered by the Board in determining approval of the amendment of the sub-advisory agreement was in the best interests of the Funds and their shareholders were the following:

     o The Trustees were presented with information, prepared by Wellington Management, describing its investment processes, the security selection criteria to be employed in managing the Funds, and the personnel of Wellington Management to be involved in managing the Funds.

     o The Trustees were presented with an analysis, prepared by the Adviser, comparing the sub-advisory fees paid to Wellington Management for each Fund with the sub-advisory fees of underlying funds of variable annuity products having similar investment objectives, indicating the fees to be paid to Wellington Management under the agreement were reasonable in relation to sub-advisory fees of other underlying funds of variable annuities having similar investment objectives.

     o The Trustees were provided with information on the financial condition of Wellington Management, and its subsidiaries, demonstrating that Wellington Management was in adequate financial condition.

     o The Trustees were provided copies of Wellington Management's Policy on Allocation of Transactions Among and Between Clients and Statement on Internal Controls.

     As compensation for their services, the sub-advisers receive fees from the Adviser computed separately for each Fund. The fee for each Fund is stated as an annual percentage of the net assets of such Fund, and is calculated based on the average net assets of the Fund (excluding, in the case of those Funds sub-advised by Eagle, net assets of the Funds representing capital contributed by Jackson National Life Insurance Company).

     The following is a schedule of the management fees the Adviser currently is obligated to pay the sub-advisers out of the advisory fees it receives from the Funds as described elsewhere in this SAI and the Prospectus:

                             FUND                                               ASSETS                        FEES

  JNL/AIM Large Cap Growth Fund........................        $0 to $300 million......................      .45%
                                                               Over $300 million.......................      .40%

  JNL/AIM Real Estate Fund.............................        $0 to $50 million.......................      .50%
                                                               Over $50 million........................      .45%

  JNL/AIM Small Cap Growth Fund........................        $0 to $250 million......................      .65%
                                                               Over $250 million.......................      .60%

  JNL/Alger Growth Fund................................        $0 to $300 million......................      .45%
                                                               $300 million to $500 million............      .40%
                                                               Over $500 million.......................      .35%

  JNL/Eagle Core Equity Fund...........................        $0 to $50 million.......................      .45%
                                                               $50 million to $300 million.............      .40%
                                                               Over $300 million.......................      .30%

  JNL/Eagle SmallCap Equity Fund.......................        $0 to $150 million......................      .50%
                                                               $150 million to $500 million............      .45%
                                                               Over $500 million.......................      .40%

  JNL/Franklin Templeton Small Cap Value Fund                  $0 to $200 million......................      .60%
                                                               $200 to $500 million....................      .52%
                                                               Over $500 million.......................      .50%

  JNL/FMR Balanced Fund................................        $0 to $250 million......................      .45%
                                                               $250 million to $750 million............      .40%
                                                                Over $750 million......................      .35%

  JNL/FMR Capital Growth Fund..........................        $0 to $250 million......................      .45%
                                                               $250 million to $750 million............      .40%
                                                               Over $750 million.......................      .35%

  JNL/Goldman Sachs Mid Cap Value Fund.................        $0 to $100 million......................      .50%
                                                               Over $100 million.......................      .45%

  JNL/JPMorgan International Equity Fund...............        $0 to $50 million.......................      .50%
  (formerly JNL/Putnam International Equity Fund)              $50 million to $200 million.............      .45%
                                                               $200 million to $500 million............      .40%
                                                               Over $500 million.......................      .35%

  JNL/JPMorgan International Value Fund................        $0 to $50 million.......................      .50%
                                                               $50 million to $200 million.............      .45%
                                                               $200 million to $500 million............      .40%
                                                               Over $500 million.......................      .35%

  JNL/Lazard Mid Cap Value Fund........................        $0 to $100 million......................      .50%
                                                               $100 million to $250 million............      .45%
                                                               Over $250 million.......................      .40%

  JNL/Lazard Small Cap Value Fund......................        $0 to $500 million......................      .50%
                                                               Over $500 million.......................      .45%

  JNL/ Mellon Capital Management S&P 500 Index Fund....        $0 to $50 million........................     .12%
                                                               $50 to $100 million......................     .06%
                                                               Amounts over $100 million................     .03%

  JNL/ Mellon Capital Management S&P 400 MidCap Index Fund     $0 to $50 million........................     .12%
                                                               $50 to $100 million......................     .06%
                                                               Amounts over $100 million................     .03%

  JNL/ Mellon Capital Management Small Cap Index Fund..        $0 to $50 million........................     .12%
                                                               $50 to $100 million......................     .06%
                                                               Amounts over $100 million................     .03%

  JNL/Mellon Capital Management International Index Fund...    $0 to $50 million........................     .12%
                                                               $50 to $100 million......................     .06%
                                                               Amounts over $100 million................     .03%

  JNL/Mellon Capital Management Bond Index Fund........        $0 to $50 million........................     .12%
                                                               $50 to $100 million......................     .06%
                                                               Amounts over $100 million................     .03%

  JNL/Mellon Capital Management Enhanced S&P 500 Stock Index   $0 to $50 million.......................      .25%
  Fund.................................................        Over $50 million........................      .20%


  JNL/Oppenheimer Global Growth Fund...................        $0 to $350 million......................      .35%
                                                               $350 to $800 million....................      .30%
                                                               Over $800 million.......................      .25%

  JNL/Oppenheimer Growth Fund..........................        $0 to $50 million.......................      .45%
                                                               $50 million to $100 million.............      .40%
                                                               $100 million to $250 million............      .35%
                                                               Over $250 million.......................      .30%
  JNL/PIMCO Total Return Bond Fund.....................        all assets..............................      .25%

  JNL/Putnam Equity Fund...............................        $0 to $150 million......................      .475%
                                                               $150 million to $300 million............      .40%
                                                               Over $300 million.......................      .325%

  JNL/Putnam Value Equity Fund.........................        $0 to $150 million......................      .475%
                                                               $150 million to $300 million............      .40%
                                                               Over $300 million.......................      .325%

  JNL/Putnam Midcap Growth Fund........................        $0 to $250 million......................      .50%
                                                               Over $250  million......................      .45%

  JNL/Salomon Brothers High Yield Bond Fund............        $0 to $50 million.......................      .35%
                                                               $50 million to $100 million.............      .30%
                                                               Over $100 million.......................      .25%

  JNL/Salomon Brothers Strategic Bond Fund.............        $0 to $50 million.......................      .375%
                                                               $50 million to $150 million.............      .35%
                                                               $150 million to $500 million............      .30%
                                                               Over $500 million.......................      .25%

  JNL/Salomon Brothers U.S. Government & Quality Bond Fund...  $0 to $150 million......................      .225%
                                                               $150 million to $300 million............      .175%
                                                               $300 million to $500 million............      .15%
                                                               Over $500 million.......................      .10%

  JNL/Select Balanced Fund.............................        $0 to $200 million......................      .27%
                                                               $200 million to $400 million............      .25%
                                                               Over $400 million.......................      .23%

  JNL/Select Global Growth Fund........................        $0 to $100 million......................      .50%
                                                               $100 million to $450 million............      .40%
                                                               Over $450 million.......................      .35%

  JNL/Select Large Cap Growth Fund.....................        $0 to $100 million......................      .45%
                                                               $100 million to $450 million............      .40%
                                                               Over $450 million.......................      .35%

  JNL/Select Money Market Fund.........................        $0 to $500 million......................      .075%
                                                               Over $500 million.......................      .02%

  JNL/Select Value Fund................................        $0 to $50 million.......................      .40%
                                                               Over $50 million........................      .30%

  JNL/T. Rowe Price Established Growth Fund............        $0 to $250 million......................     0.40%
                                                               $250 million to $500 million............     0.375%
                                                               Over $500 million.......................     0.35%

  JNL/T. Rowe Price Mid-Cap Growth Fund................        $0 to $20 million.......................     0.60%
                                                               $20 million to $50 million..............     0.50%
                                                               $50 million to $200 million.............     0.50%**
                                                               Above $200 million......................     0.50%**

  JNL/T. Rowe Price Value Fund.........................        $0 to $250 million......................     0.40%
                                                               $250 million to $500 million............     0.375%
                                                               Over $500 million.......................     0.35%

  JNL/S&P Managed Growth Fund*.........................        $0 to $1.3 billion......................      .07%
                                                               Over $1.3 billion.......................      .05%

  JNL/S&P Managed Conservative Fund*...................        $0 to $1.3 billion......................      .07%
                                                               Over $1.3 billion.......................      .05%

  JNL/S&P Managed Moderate Growth Fund*................        $0 to $1.3 billion......................      .07%
                                                               Over $1.3 billion.......................      .05%

  JNL/S&P Managed Moderate Fund*.......................        $0 to $1.3 billion......................      .07%
                                                               Over $1.3 billion.......................      .05%

  JNL/S&P Managed Aggressive Growth Fund*..............        $0 to $1.3 billion......................      .07%
                                                               Over $1.3 billion.......................      .05%

*    Assets for these funds are aggregated in calculating the sub-advisory fee.

** When average net assets exceed this amount, the sub-advisory fee asterisked is applicable to all amounts in this Fund.

     The sub-advisory fees payable by the Adviser to a sub-adviser may be reduced as agreed to by the parties from time to time. Effective June 1, 2001,
T. Rowe Price Associates, Inc. agreed to waive compensation due to it under the Investment Sub-Advisory Agreement to the extent necessary to reduce its effective monthly sub-advisory fees for the Fund by certain percentages.

     With respect to the JNL/Salomon Brothers Strategic Bond Fund and in connection with the advisory consulting agreement between Salomon Brothers and its affiliate, CAM Ltd, Salomon Brothers pays CAM Ltd a portion of its investment sub-advisory fee. The amount payable to SBAM Limited is equal to the fee payable under Salomon Brothers' sub-advisory agreement multiplied by the portion of the assets of the Fund that SBAM Limited has been delegated to manage divided by the current value of the net assets of the Fund.

     Subject to the supervision of the Adviser and the Trustees pursuant to investment sub-advisory agreements entered into between the Adviser and each of the sub-advisers, the sub-advisers invest and reinvest the Fund's assets consistent with the Fund's respective investment objectives and policies. Each investment sub-advisory agreement continues in effect for each Fund from year to year after its initial two-year term so long as its continuation is approved at least annually by a majority of the Trustees who are not parties to such agreement or interested persons of any such party except in their capacity as Trustees of the Fund and by the shareholders of the affected Fund or the Board of Trustees. A sub-advisory agreement may be terminated at any time upon 60 days notice by either party or under certain sub-advisory agreements, upon 60 days' notice of the Trust and the Adviser and 90 days' notice of the sub-adviser, or by a majority vote of the outstanding shares of the Fund to which such agreement relates, and will terminate automatically upon assignment or upon the termination of the investment management agreement between the Adviser and the Fund. Additional Funds may be subject to a different agreement. Except with respect to the Funds sub-advised by SPIAS, sub-advisers are responsible for compliance with or have agreed to use their best efforts to manage the Fund to comply with the provisions of Section 817(h) of the Internal Revenue Code, applicable to each Fund (relating to the diversification requirements applicable to investments in underlying variable annuity contracts). With respect to the Funds sub-advised by SPIAS, the Adviser and the sub-adviser jointly are responsible for compliance of the Funds with Section 817(h).

     The JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund, JNL/Mellon Capital Management S&P 500 Index Fund, and JNL/Mellon Capital
Management S&P 400 MidCap Index Fund are not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the Funds or any member of public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the S&P 500 Index or the S&P MidCap 400 Index to track general stock market performance. S&P's only relationship to the Funds is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index and the S&P MidCap 400 Index which are determined, composed and calculated by S&P without regard to the Funds. S&P has no obligation to take the needs of the owners of the Funds into consideration in determining, composing or calculating the S&P 500 Index or the S&P MidCap 400 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Funds or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Funds are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Funds.

     S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR THE S&P MIDCAP 400 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR THE S&P MIDCAP 400 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR THE S&P MIDCAP 400 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

ADMINISTRATIVE FEE. Each Fund, except the JNL/Mellon Capital Management International Index Fund, the JNL/Select Global Growth Fund, the JNL/JPMorgan International Value Fund, the JNL/Oppenheimer Global Growth Fund, the JNL/JPMorgan International Equity Fund and each of the JNL/S&P Funds, pay to the JNAM L.L.C. (the Administrator) an Administrative Fee of .10% of the average daily net assets of the Fund. Each of the JNL/Mellon Capital Management International Index Fund, the JNL/Select Global Growth Fund, the JNL/JPMorgan International Value Fund, the JNL/Oppenheimer Global Growth Fund and the JNL/JPMorgan International Equity Fund pays an Administrative Fee of .15%. The JNL/S&P Funds pay an Administrative Fee of .05%. In return for the Administrative Fee, the Administrator provides or procures all necessary administrative functions and services for the operation of the Funds. In addition, the Administrator, at its own expense, arranges for legal, audit, fund accounting, custody, printing and mailing, and all other services necessary for the operation of each Fund. Each Fund is responsible for trading expenses including brokerage commissions, interest and taxes, other non-operating expenses, licensing costs, a portion of the Chief Compliance Officer costs, directors and officers insurance and the fees and expenses of the disinterested Trustees and of independent legal counsel to the disinterested Trustees.

CUSTODIAN AND TRANSFER AGENT. The custodian has custody of all securities and cash of the Trust maintained in the United States and attend to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Trust.

     Mellon Trust of New England, N.A. (formerly, Boston Safe Deposit and Trust Company), One Boston Place, Boston, Massachusetts 02108, acts as custodian for all of the Funds except the following Funds, for which the Trust acts as custodian: JNL/S&P Managed Growth Fund, JNL/S&P Managed Conservative Fund, JNL/S&P Managed Moderate Growth Fund, JNL/S&P Managed Moderate Fund, and JNL/S&P Managed Aggressive Growth Fund.

     JNAM L.L.C. is the transfer agent and dividend-paying agent for each Fund of the Trust.

REGISTERED INDEPENDENT PUBLIC ACCOUNTING FIRM. The Trustees have appointed KPMG LLP as the Trust's registered independent public accounting firm. KPMG LLP, 303
E. Wacker Drive, Chicago, Illinois 60601, will audit and report on the Trust's annual financial statements and will perform other professional accounting, auditing and advisory services when engaged to do so by the Trust. Prior to April 2001, another auditing firm acted as independent accountants for the Trust.

THE DISTRIBUTOR. Jackson National Life Distributors, Inc. (the "Distributors" or "JNLD"), 8055 E. Tufts Avenue, Denver, Colorado 80237 is the distributor of the shares of the Trust. JNLD is a wholly owned subsidiary of Jackson National Life Insurance Company, which is in turn wholly owned by Prudential plc, a publicly traded life insurance company in the United Kingdom. The Distribution Agreement was approved by the Board of Trustees on Novemember 23, 2004.

The Distributor also has the following relationships with the sub-advisers and their affiliates. The Distributor receives payments from certain of the sub-advisers to assist in defraying the costs of certain promotional and marketing meetings in which they participate. The amounts paid depend on the nature of the meetings, the number of meetings attended, the costs expected to be incurred, and the level of the sub-adviser's participation. A brokerage affiliate of the Distributor participates in the sales of shares of retail mutual funds advised by certain of the sub-advisers and receives selling and other compensation from them in connection with those activities, as described in the prospectus or statement of additional information for those funds. In addition, the Distributor acts as distributor of variable annuity contracts and variable life insurance policies (the "Contracts") issued by Jackson National Life Insurance Company and its subsidiary Jackson National Life Insurance Company of New York. Raymond James Financial Services, a brokerage affiliate of the sub-adviser to the JNL/Eagle Funds, participates in the sale of Contracts and is compensated by JNLD for its activities. The compensation consists of commissions, trail commissions, and other compensation or promotional incentives as described in the prospectus or statement of additional information for the Contracts.

DISTRIBUTION PLAN. On September 25, 2003, the Board of Trustees of the Trust, including all of the Independent Trustees, approved an Amended Plan pursuant to Rule 12b-1 ("the Amended Plan") with respect to the Class A shares and the Class B shares of each Fund (other than the JNL/S&P Funds). For purposes of this section of the SAI only, the Funds covered by the Amended Plan are referred to as the "Funds".) Also at that meeting, the Board, including all of the Independent Trustees, approved an amendment to the Trust's existing Distribution Agreement with JNLD, dated December 12, 2002. The Amendment to the Distribution Agreement reflects the provisions of the Amended Plan establishing new Classes of shares and authorizing the Rule 12b-1 fee with respect to Class A shares. Effective December 15, 2003, after approval of the Amended Plan at a shareholders meeting held on December 1, 2003, the then-existing shareholders of each Fund became the Class A shareholders of that Fund.

     On November 23, 2004, the Board of Trustees of the Trust approved an amendment to the Amended Plan and an amendment to the Trust's existing Distribution Agreement. The amendments approved on November 23, 2004 did not require a shareholder vote. These amendments terminated the provisions of the Amended Plan and the Distribution Agreement permitting the use of amounts recaptured from portfolio brokerage commissions to promote the sale and distribution of Trust shares through the sale of variable insurance products funded by the Trust. The Board of Trustees approved the amendments to implement amendments to Rule 12b-1 under the 1940 Act. As a result of the amendments to the Amended Plan and the Distribution Agreement, effective December 13, 2004, Class B shares will no longer be subject to Rule 12b-1 expenses.

     Currently, under the Amended Plan, each Fund will accrue daily and pay quarterly to JNLD a Rule 12b-1 fee at a maximum annual rate of 0.20% of the average daily net assets attributable to the Class A shares of the Fund. To the extent consistent with the Amended Plan and applicable law, JNLD may use the Rule 12b-1 fees to reimburse itself or compensate broker-dealers, administrators, or others for providing distribution, administrative, or other services. The types of services and expenses that may be reimbursed or compensated by the Rule 12b-1 fee pursuant to the Amended Plan include, but are not limited to, the following:

     o Developing, preparing, printing, and mailing of advertisements, sales literature and other promotional material describing and/or relating to the Companies or the Funds, including materials intended for use by Jackson National Life and its affiliates, or for broker-dealer only use or retail use.

     o Holding or participating in seminars and sales meetings for registered representatives designed to promote the distribution of shares of the Companies or the Funds.

     o Payment of servicing fees requested by broker-dealers or other financial intermediaries who sell Variable Contracts that offer the Funds.

     o Obtaining information and providing explanations to Variable Contract owners regarding the Funds' investment objectives and policies and other information about the Companies and the Funds, including the performance of the Funds.

     o Training sales personnel regarding the sale of Variable Contracts that relate to the Funds offered in those Variable Contracts.

     o Financing any other activity that the Companies' Board determines are primarily intended directly or indirectly to result in the servicing or sale of Fund shares.

     The Plan provides (1) that it is subject to annual approval of continuance by the Trustees and the disinterested Trustees; (2) that the Distributor must provide the Trustees with a quarterly written report of payments made under the Plan and the purpose of the payments and (3) that the Plan may be terminated at any time by the vote of a majority of the disinterested Trustees. The Plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval, and all material Plan amendments must be approved by a vote of the disinterested Trustees.

     The table below sets out the amount of commissions paid by each Fund during the fiscal year ended December 31, 2004 to brokers under the now terminated provisions of the Amended Plan pertaining to commission recapture the dollar amounts of such commissions recaptured by the Distributor pursuant to the Plan, and the percentage of the net assets of each Fund as of December 31, 2004 which such recaptured amounts represent.



         As described above, effective December 13, 2004, the commission recapture provisions of the Amended Plan terminated.

                                                          Commissions paid to          Dollar Amount         Recaptured Amount
                                                           Brokers under the           Recaptured by         as Percentage of
                                                              Amended Plan         Distributor under Plan     Fund Net Assets
                                                        ------------------------- ------------------------- --------------------
JNL/AIM Large Cap Growth Fund                                     $69,032                  $44,917                  0.02%
JNL/AIM Small Cap Growth Fund                                     $17,952                  $12,857                  0.03%
JNL/AIM Premier Equity II Fund                                     $5,595                   $3,991                  0.00%
JNL/Alger Growth Fund                                            $259,513                 $192,404                  0.07%
JNL/Alliance Capital Growth Fund                                  $89,872                  $66,163                  0.15%
JNL/Eagle Core Equity Fund                                       $181,472                 $119,864                  0.03%
JNL/Eagle SmallCap Equity Fund                                    $29,268                  $18,778                  0.01%
JNL/Select Large Cap Growth Fund                                  $68,340                  $48,597                  0.02%
JNL/FMR Balanced Fund                                             $35,268                  $11,772                  0.01%
JNL/FMR Capital Growth Fund                                      $153,611                  $32,732                  0.02%
JNL/Select Global Growth Fund                                    $290,196                 $164,596                  0.08%
JNL/Janus Growth & Income Fund                                       $977                     $669                  0.00%
JNL/Putnam Equity Fund                                           $140,491                 $104,834                  0.07%
JNL/JPMorgan International Equity Fund (formerly,
      JNL/Putnam International Equity Fund)                       $44,530                  $21,744                  0.02%
JNL/Putnam Midcap Growth Fund                                     $34,099                  $25,039                  0.07%
JNL/Putnam Value Equity Fund                                     $125,074                  $93,208                  0.04%
JNL/Lazard Mid Cap Value Fund                                    $117,377                  $85,686                  0.04%
JNL/Lazard Small Cap Value Fund                                  $137,502                 $100,005                  0.05%
JNL/T. Rowe Price Established Growth Fund                         $70,164                  $51,834                  0.01%
JNL/T. Rowe Price Mid-Cap Growth Fund                             $74,844                  $54,531                  0.01%
JNL/T. Rowe Price Value Fund                                      $87,712                  $64,279                  0.01%

FUND TRANSACTIONS AND BROKERAGE. Pursuant to the Sub-Advisory Agreements, the sub-advisers (except for SPIAS) are responsible for placing all orders for the purchase and sale of portfolio securities of the Trust. Except as provided under the Trust's Directed Brokerage Guidelines, which are described below, the sub-advisers may place portfolio securities orders with broker-dealers selected in their discretion. The sub-advisers are obliged to place orders for the purchase and sale of securities with the objective of obtaining the most favorable overall results for the Trust ("best execution"), and each sub-adviser has adopted policies and procedures intended to assist it in fulfilling that obligation. In doing so, a Fund may pay higher commission rates than the lowest available when sub-adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker-dealer effecting the transaction, as discussed below.

     The cost of securities transactions for each portfolio consist not only of brokerage commissions (for transactions in exchange-traded equities, over-the-counter equities, and certain derivative instruments) or dealer or underwriter spreads for other types of securities, but also may include the market price impact of the Funds' transactions. Bonds and money market instruments are generally traded on a net basis and do not normally involve brokerage commissions.

     Occasionally, securities may be purchased directly from the issuer. For securities traded primarily in the over-the-counter market, the sub-adviser may deal directly with dealers who make a market in the securities. Such dealers usually act as principals for their own account. Securities may also be purchased from various market centers.

     In selecting broker-dealers through which to effect transactions, each sub-adviser gives consideration to a number of factors described in its policy and procedures. The sub-advisers' policies and procedures generally include as factors for consideration such matters as price, confidentiality, broker-dealer spread or commission, if any, the reliability, integrity and financial condition of the broker-dealer, size of the transaction and difficulty of execution. Consideration of these factors by a sub-adviser, either in terms of a particular transaction or the sub-adviser's overall responsibilities with respect to the Trust and any other accounts managed by the sub-adviser, could result in the Trust paying a commission or spread on a transaction that is in excess of the amount of commission or spread another broker-dealer might have charged for executing the same transaction.

     Under the terms of the Sub-Advisory Agreements, and subject to best execution, the sub-advisers also expressly are permitted to give consideration to the value and quality of any "brokerage and research services" (as defined under Section 28(e) of the Securities Exchange Act of 1934, as amended), including securities research, statistical, quotation, or valuation services provided to the sub-adviser by the broker-dealer. In placing a purchase or sale order, a sub-adviser may use a broker-dealer whose commission in effecting the transaction is higher than that another broker-dealer might have charged for the same transaction if the sub-adviser determines in good faith that the amount of the higher commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the sub-adviser's overall responsibilities with respect to the Trust and any other accounts managed by the sub-adviser. Research services provided by broker-dealers include advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling securities, the availability of securities or purchasers or sellers of securities, and analyses and reports concerning issuers, industries, securities, economic factors and trends and portfolio strategy. Research services provided by broker-dealers through which the sub-adviser effects Fund transactions may be used by the sub-adviser in serving any or all of its accounts, and not all such services may be used by the sub-adviser in connection with the sub-advisers' services to the Trust.

     Where new issues of securities are purchased by a Fund in underwritten fixed price offerings, the underwriter or another selling group member may provide research services to a sub-adviser in addition to selling the securities to the Fund or other advisory clients of the sub-adviser.

     During the fiscal year ended December 31, 2004, the Funds directed the following amounts of portfolio securities transactions, and commissions paid thereon, to broker-dealers which provided research services to the Funds' sub-advisers:

---------------------------------------------------- -------------------------------- -----------------------------

                                                          GROSS DOLLAR VALUE OF             DOLLAR AMOUNT OF
                                                       PURCHASES/SALES DIRECTED TO      COMMISSIONS DIRECTED TO
                       FUND                                RESEARCH PROVIDERS              RESEARCH PROVIDERS
---------------------------------------------------- -------------------------------- -----------------------------
---------------------------------------------------- -------------------------------- -----------------------------
JNL/AIM Large Cap Growth Fund                                    $32,049,750                       $45,751
---------------------------------------------------- -------------------------------- -----------------------------
---------------------------------------------------- -------------------------------- -----------------------------
JNL/AIM Small Cap Growth Fund                                      2,562,166                         5,426
---------------------------------------------------- -------------------------------- -----------------------------
---------------------------------------------------- -------------------------------- -----------------------------
JNL/Alger Growth Fund                                             43,512,602                        80,609
---------------------------------------------------- -------------------------------- -----------------------------
---------------------------------------------------- -------------------------------- -----------------------------
JNL/Eagle Core Equity Fund                                        14,115,594                        81,228
---------------------------------------------------- -------------------------------- -----------------------------
---------------------------------------------------- -------------------------------- -----------------------------
JNL/Eagle SmallCap Equity Fund                                    12,225,114                        64,370
---------------------------------------------------- -------------------------------- -----------------------------
---------------------------------------------------- -------------------------------- -----------------------------
JNL/Lazard Mid Cap Value Fund                                    361,373,875                       507,210
---------------------------------------------------- -------------------------------- -----------------------------
---------------------------------------------------- -------------------------------- -----------------------------
JNL/Lazard Small Cap Value Fund                                  387,314,412                       793,294
---------------------------------------------------- -------------------------------- -----------------------------
---------------------------------------------------- -------------------------------- -----------------------------
JNL/Oppenheimer Global Growth Fund                                    71,431                        10,012
---------------------------------------------------- -------------------------------- -----------------------------
---------------------------------------------------- -------------------------------- -----------------------------
JNL/Oppenheimer Growth Fund                                          172,218                         9,505
---------------------------------------------------- -------------------------------- -----------------------------
---------------------------------------------------- -------------------------------- -----------------------------
JNL/Putnam Equity Fund                                               378,844                        30,083
---------------------------------------------------- -------------------------------- -----------------------------
---------------------------------------------------- -------------------------------- -----------------------------
JNL/Putnam Midcap Growth Fund                                         84,479                         6,036
---------------------------------------------------- -------------------------------- -----------------------------
---------------------------------------------------- -------------------------------- -----------------------------
JNL/Putnam Value Equity Fund                                         315,591                         9,076
---------------------------------------------------- -------------------------------- -----------------------------
---------------------------------------------------- -------------------------------- -----------------------------
JNL/Select Balanced Fund                                           4,458,915                         2,137
---------------------------------------------------- -------------------------------- -----------------------------
---------------------------------------------------- -------------------------------- -----------------------------
JNL/Select Global Growth Fund                                     41,399,496                       47,9973
---------------------------------------------------- -------------------------------- -----------------------------
---------------------------------------------------- -------------------------------- -----------------------------
JNL/Select Large Cap Growth Fund                                  26,672,228                        17,372
---------------------------------------------------- -------------------------------- -----------------------------
---------------------------------------------------- -------------------------------- -----------------------------
JNL/Select Value Fund                                              6,444,850                         2,345
---------------------------------------------------- -------------------------------- -----------------------------
---------------------------------------------------- -------------------------------- -----------------------------
JNL/T. Rowe Price Established Growth Fund                        142,062,108                       189,351
---------------------------------------------------- -------------------------------- -----------------------------
---------------------------------------------------- -------------------------------- -----------------------------
JNL/T. Rowe Price Mid-Cap Growth Fund                            159,429,543                       270,422
---------------------------------------------------- -------------------------------- -----------------------------
---------------------------------------------------- -------------------------------- -----------------------------
JNL/T. Rowe Price Value Fund                                     132,743,606                       203,303
---------------------------------------------------- -------------------------------- -----------------------------

     Pursuant to the Trust's Directed Brokerage Guidelines, the Trust is authorized to enter into agreements or arrangements pursuant to which the Trust may direct Jackson National Asset Management, LLC, ("JNAM"), in its capacity as the Trust's investment adviser, and each of the sub-advisers retained by JNAM (and approved by the Trust) to manage certain of the Funds (each a
"Sub-Adviser"), acting as agents for the Trust or its Funds to execute orders for the purchase or sale of portfolio securities with broker-dealers that have agreed to direct a portion of the brokerage commissions paid by the Funds back to the Funds.

     In addition, in selecting broker-dealers to execute orders for the purchase or sale of portfolio securities for a Fund, JNAM and Sub-Advisers, may not take into account the broker-dealers' promotion or sale of variable contracts that invest in Fund shares. The Trust, JNAM, the Sub-Advisers and Jackson National Life Distributors, Inc., the principal underwriter for the Trust, may not enter into any agreement (whether oral or written) or other understanding under which the Trust directs or is expected to direct to a broker-dealer, in consideration for the promotion or sale of shares issued by the Trust or any other registered investment company, portfolio securities transactions, or any remuneration, including but not limited to any commission, mark-up, mark-down, or other fee (or portion thereof) received or to be received from the Trust's portfolio transactions effected through any other broker-dealer.

     From time to time the Board of Trustees will review whether the sub-adviser's recapture for the benefit of the Funds of some portion of the compensation paid by the Fund on the portfolio transactions is legally permissible and advisable. The Board of Trustees intend to continue to review whether recapture opportunities are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for the Funds to participate, or continue to participate, in the commission recapture program.

     Portfolio transactions for a Fund may be executed on an agency basis through broker-dealers that are affiliated with the Trust, the Adviser or a sub-adviser, if, in the sub-adviser's judgment, the use of such affiliated broker-dealer is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in the transaction, the affiliated broker-dealer charges the Fund a commission rate consistent with those charged by the affiliated broker-dealer to comparable unaffiliated customers in similar transactions. In the case of the JNL/Alger Growth Fund, it is Alger's policy to effect all agency transactions for the Fund through its affiliated broker-dealer. All transactions with affiliated broker-dealers must comply with Rule 17e-1 under the 1940 Act, and are reported to and reviewed by the Trustees on a regular basis.

     Subject to compliance with Rule 10f-3 under the 1940 Act, sub-advisers are permitted to purchase securities from an underwriting syndicate in which an affiliate of the sub-adviser is a member. All such transactions are reported to and reviewed by the Trustees on a regular basis.

     Subject to compliance with Rule 17a-7 under the 1940 Act, sub-advisers are permitted to cause a Fund to purchase securities from or sell securities to another account, including another investment company, advised by the sub-adviser. All such transactions are reported to and reviewed by the Trustees on a regular basis.

     There are occasions when portfolio transactions for a Fund are executed as part of concurrent authorizations to purchase or sell the same security for the Fund and for other accounts served by the Adviser or a sub-adviser, or an affiliated company. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the Fund, they are effected only when the Adviser or the sub-adviser believes that to do so is in the interest of the Fund and the other accounts participating. When such concurrent authorizations occur the executions will be allocated in an equitable manner.



         During the past three fiscal years, the Funds paid the following amounts in brokerage commissions for portfolio transactions:

                                                     Fiscal year          Fiscal year          Fiscal year
                                                        ended                ended                ended
                                                    December 31,          December 31,        December 31,
                                                        2004                  2003                2002
                                                   --------------       ---------------      ---------------
JNL/AIM Large Cap Growth Fund7                           $348,228            $85,266              $35,838
JNL/AIM Small Cap Growth Fund7                            116,343             58,378               30,167
JNL/AIM Premier Equity II Fund                                  0             35,281               35,631
JNL/Alger Growth Fund3                                  1,372,999          1,196,609            1,957,372
JNL/Alliance Capital Growth Fund5                         299,999            186,194              201,940
JNL/Eagle Core Equity Fund4                               718,456            472,162              536,871
JNL/Eagle SmallCap Equity Fund4                           385,321            309,354              304,892
JNL/FMR Balanced Fund6 (formerly, JNL/Janus
     Balanced Fund)                                       232,136             90,064               98,969
JNL/FMR Capital Growth Fund2 (formerly,
     JNL/Janus Capital Growth Fund)                       713,698            135,248              342,934
JNL/JPMorgan International Value Fund5                    187,493             60,962               42,177
JNL/Janus Growth & Income Fund                                  0             16,695               18,240
JNL/Lazard Mid Cap Value Fund5                            507,210            347,609              267,255
JNL/Lazard Small Cap Value Fund5                          793,254            417,319              330,034
JNL/Mellon Capital Management S&P 500 Index Fund9          63,324             46,885               41,516
JNL/Mellon Capital Management S&P 400 MidCap
     Index Fund9                                           62,546             34,217               29,143
JNL/Mellon Capital Management Small Cap Index
     Fund9                                                109,650             41,566               67,221
JNL/Mellon Capital Management International
     Index Fund9                                          145,048             56,191               49,974
JNL/Mellon Capital Management Bond Index Fund9                390                700                  720
JNL/Mellon Capital Management Enhanced S&P 500
     Stock Index Fund1                                     94,447            111,830               46,990
JNL/Oppenheimer Global Growth Fund8                       169,188            137,743              102,701
JNL/Oppenheimer Growth Fund8                               65,465             64,603               29,198
JNL/PIMCO Total Return Bond Fund5                          63,268             54,169               21,348
JNL/Select Balanced Fund2                                 522,617             99,864              131,709
JNL/Salomon Brothers High Yield Bond Fund2                  6,745                  0                    0
JNL/Select Money Market Fund2                                   0                  0                    2
JNL/Select Value Fund10                                   415,547             34,521               31,766
JNL/Putnam Equity Fund2                                   378,843            339,679              804,103
JNL/JPMorgan International Equity Fund
     (formerly, JNL/Putnam International Equity
     Fund) 2                                              207,066            228,701              423,947
JNL/Putnam Midcap Growth Fund6                             84,447             77,546               87,841
JNL/Putnam Value Equity Fund2                             315,585            499,974              599,960
JNL/Salomon Brothers Strategic Bond Fund2                  17,312              2,610                    0
JNL/Salomon Brothers U.S. Government and Quality
     Bond Fund2                                            35,210             43,752               19,290
JNL/Select Large Cap Growth Fund2 (formerly,
     JNL/Janus Aggressive Growth Fund)                    819,162            470,723            1,058,974
JNL/Select Global Growth Fund2 (formerly,
     JNL/Janus Global Equities Fund)                    1,589,085            760,203              652,501
JNL/T. Rowe Price Established Growth Fund2                591,438            450,652              545,213
JNL/T. Rowe Price Mid-Cap Growth Fund2                    531,037            429,855              486,669
JNL/T. Rowe Price Value6                                  415,518            376,188              412,425

1 Commenced operations on May 16, 1999.
2 Commenced operations on May 15, 1995.
3 Commenced operations on October 16, 1995.
4 Commenced operations on September 16, 1996.
5 Commenced operations on March 2, 1998.
6 Commenced operations on May 1, 2000.
7 Commenced operation on October 29, 2001.
8 Commenced operation on May 1, 2001.
9 Commenced operation on January 15, 2002.
10 Commenced operation on September 30, 2002.

         During the past three fiscal years, the Funds paid the following amounts in brokerage commissions to affiliated broker-dealers:



                                                       Period Ended          Period Ended          Period Ended
               NAME OF BROKER/DEALER                 December 31, 2004    December 31, 2003        December 31, 2002
               ---------------------                ------------------    -----------------        -----------------
Fred Alger & Co., Inc.                                     $732,469             $851,622             $1,423,011
Raymond James & Associates Inc.                                 135                    0                  3,490
Citigroup Global Markets Inc.                                     0                    0                    193
CIBC World Markets Corp.                                      1,590                    0                      0
OppenheimerFunds Distributor, Inc.                                0                1,493                    718
Curian Clearing, Division of ICA                             10,471               67,033                      0
Fidelity National Capital Investors Inc.                     18,588                    0                      0
J.P. Morgan Securities, Inc.                                    400                    0                      0

     Each of the  broker-dealers  listed  above is (or,  in the case of  Goldman
Sachs, was, at the time of the transactions) affiliated with the Trust through a sub-adviser.

     The percentage of the Fund's aggregate brokerage commissions paid to affiliated broker-dealers during the fiscal year ended December 31, 2004 is as follows:

      BROKER/DEALER                        PERCENTAGE OF AGGREGATE COMMISSIONS
Fred Alger & Co., Inc.                                   53.35%
Raymond James & Associates, Inc.                          0.02%
CIBC World Markets Corp.                                  0.68%
Curian Clearing, Division of ICA                          6.08%
Fidelity National Capital Investors Inc.                  1.97%
J.P. Morgan Securities, Inc.                              0.21%

         As of December 31, 2004, the following Funds owned securities of one of the Trust's regular broker-dealers, or a publicly traded parent company of such broker-dealer:

                                                                                                          VALUE OF
                                                                                                        SECURITIES
                                                                                                         OWNED (IN
                          FUND                                           BROKER-DEALER                   THOUSANDS)
                          -----                                          -------------                   ----------
JNL/AIM Large Cap Fund                                     Bear Stearns Asset Management                       $1,483
JNL/Alliance Capital Growth Fund                           JP Morgan Securities Inc.                              780
JNL/Alliance Capital Growth Fund                           Citigroup Global Markets                             1,127
JNL/Eagle Core Equity Fund                                 Citigroup Global Markets                             5,256
JNL/Eagle Core Equity Fund                                 Bank of America Securities                           5,573
JNL/Eagle Core Equity Fund                                 Goldman Sachs & Co.                                  2,388
JNL/Eagle Core Equity Fund                                 JP Morgan Securities Inc.                            3,031
JNL/FMR Balanced Fund                                      Bank of America Securities                           1,548
JNL/FMR Balanced Fund                                      Citigroup Inc.                                       1,527
JNL/FMR Balanced Fund                                      Goldman Sachs & Co.                                    235
JNL/FMR Balanced Fund                                      JP Morgan Securities, Inc.                             876
JNL/FMR Balanced Fund                                      Lehman Brothers Inc.                                   306
JNL/FMR Balanced Fund                                      Merrill Lynch, Pierce, Fenner & Smith                  412
JNL/FMR Balanced Fund                                      Morgan Stanley & Co., Inc.                             450
JNL/FMR Balanced Fund                                      State Street Corp.                                      93
JNL/Mellon Capital Management Enhanced S&P 500 Index Fund  BancAmerica Securities                               3,638
JNL/ Mellon Capital Management Enhanced S&P 500 Index      Bear Stearns Asset Management                          205
   Fund
JNL/ Mellon Capital Management Enhanced S&P 500 Index      Citigroup Global Markets                             4,304
   Fund
JNL/ Mellon Capital Management Enhanced S&P 500 Index      Goldman Sachs & Co.                                  1,574
   Fund
JNL/ Mellon Capital Management Enhanced S&P 500 Index      JP Morgan Securities, Inc.                           1,304
   Fund
JNL/ Mellon Capital Management Enhanced S&P 500 Index      Lehman Brothers Holdings Inc.                          656
   Fund
JNL/ Mellon Capital Management Enhanced S&P 500 Index      Merrill Lynch & Co.                                    867
   Fund
JNL/ Mellon Capital Management Enhanced S&P 500 Index      Morgan Stanley & Co., Inc.                           1,646
   Fund
JNL/ Mellon Capital Management Enhanced S&P 500 Index      State Street Brokerage Services                        275
   Fund
JNL/ Mellon Capital Management S&P 500 Index Fund          BancAmerica Securities                               5,930
JNL/ Mellon Capital Management S&P 500 Index Fund          Bear Stearns Asset Management                          325
JNL/ Mellon Capital Management S&P 500 Index Fund          Citigroup Inc.                                       7,746
JNL/ Mellon Capital Management S&P 500 Index Fund          Goldman Sachs & Co.                                  1,569
JNL/ Mellon Capital Management S&P 500 Index Fund          JP Morgan Securities Inc.                            4,312
JNL/ Mellon Capital Management S&P 500 Index Fund          Lehman Brothers Inc.                                   745
JNL/ Mellon Capital Management S&P 500 Index Fund          Merrill Lynch & Co.                                  1,741
JNL/ Mellon Capital Management S&P 500 Index Fund          Morgan Stanley & Co., Inc.                           1,889
JNL/ Mellon Capital Management S&P 500 Index Fund          State Street Brokerage Services                        519
JNL/Mellon Capital Management International Index Fund     Credit Suisse Group                                  1,527
JNL/Mellon Capital Management International Index Fund     Barclays Capital Inc.                                2,322
JNL/Mellon Capital Management International Index Fund     UBS AG                                               2,871
JNL/Mellon Capital Management Bond Index Fund              BancAmerica Securities                                 526
JNL/Mellon Capital Management Bond Index Fund              Barclays Capital Inc.                                3,055
JNL/Mellon Capital Management Bond Index Fund              Credit Suisse First Boston Corp.                       332
JNL/Mellon Capital Management Bond Index Fund              Goldman Sachs & Co.                                    777
JNL/Mellon Capital Management Bond Index Fund              JPMorgan Securities Inc.                               785
JNL/Mellon Capital Management Bond Index Fund              Morgan Stanley & Co., Inc.                             569
JNL/Mellon Capital Management Bond Index Fund              Citigroup Global Markets                               877
JNL/Alger Growth Fund                                      JP Morgan Securities, Inc.                           1,424
JNL/Alger Growth Fund                                      Lehman Brothers, Inc.                                2,231
JNL/JPMorgan International Value Fund                      Barclay Plc                                          2,458
JNL/JPMorgan International Value Fund                      UBS AG                                                 768
JNL/PIMCO Total Return Bond Fund                           Bear Stearns Asset Management                        2,075
JNL/PIMCO Total Return Bond Fund                           Credit Suisse First Boston Corp.                       461
JNL/PIMCO Total Return Bond Fund                           BancAmerica Securities                                 790
JNL/PIMCO Total Return Bond Fund                           Barclays Capital Inc.                               10,454
JNL/PIMCO Total Return Bond Fund                           Citigroup Global Markets                             4,300
JNL/PIMCO Total Return Bond Fund                           Morgan Stanley & Co., Inc.                           1,436
JNL/PIMCO Total Return Bond Fund                           UBS Warburg LLC                                     10,956
JNL/Putnam Equity Fund                                     Bear Stearns Asset Management                          962
JNL/Putnam Equity Fund                                     Lehman Brothers Inc.                                 2,668
JNL/Putnam Equity Fund                                     Goldman Sachs & Co.                                    832
JNL/Putnam Equity Fund                                     Citigroup Global Markets                             6,023
JNL/Putnam Value Equity Fund                               Bank of America Corp.                                5,465
JNL/Putnam Value Equity Fund                               Citigroup Global Markets                             8,109
JNL/Putnam Value Equity Fund                               Goldman Sachs & Co.                                  1,860
JNL/Putnam Value Equity Fund                               JPMorgan Securities Inc.                             5,005
JNL/Putnam Value Equity Fund                               Lehman Brothers Holdings Inc.                        1,890
JNL/Putnam Value Equity Fund                               Merrill Lynch & Co. Inc.                             1,751
JNL/Putnam Value Equity Fund                               Morgan Stanley & Co., Inc.                             661
JNL/Putnam Value Equity Fund                               State Street Brokerage Services                      1,572
JNL/Putnam Midcap Growth Fund                              Bear Stearns Asset Management                          501
JNL/JPMorgan International Equity Fund (formerly,          Goldman Sachs & Co.                                  1,171
JNL/Putnam International Equity Fund)
JNL/Select Balanced Fund                                   Citigroup Global Markets                             8,832
JNL/Select Balanced Fund                                   BancAmerica Securities                               7,851
JNL/Select Balanced Fund                                   JP Morgan Securities, Inc.                           5,693
JNL/Select Balanced Fund                                   Merrill Lynch, Pierce Fenner & Smith                 3,277
JNL/Select Balanced Fund                                   Morgan Stanley & Co, Inc.                            1,133
JNL/Select Balanced Fund                                   Credit Suisse First Boston Corp.                       546
JNL/Select Balanced Fund                                   State Street Brokerage Services                      1,051
JNL/Select Balanced Fund                                   Lehman Brothers, Inc.                                  335
JNL/Select Global Growth Fund                              Citigroup Global Markets                               689
JNL/Select Global Growth Fund                              Bank of America                                      2,199
JNL/Select Global Growth Fund                              Goldman Sachs Group, Inc.                            2,549
JNL/Select Large Cap Growth Fund                           State Street Corporation                             2,309
JNL/Select Large Cap Growth Fund                           Citigroup, Inc.                                      4,842
JNL/Select Money Market Fund                               Barclays Capital Inc.                                4,984
JNL/Select Money Market Fund                               Credit Suisse First Boston Corp.                     6,594
JNL/Select Money Market Fund                               Goldman Sachs & Co.                                  3,993
JNL/Select Money Market Fund                               JP Morgan Securities, Inc.                           1,615
JNL/Select Money Market Fund                               Morgan Stanley & Co.                                 4,495
JNL/Select Value Fund                                      JPMorgan Securities Inc.                             2,637
JNL/Select Value Fund                                      Citigroup Global Markets                             7,058
JNL/Select Value Fund                                      Goldman Sachs & Co.                                  3,204
JNL/Select Value Fund                                      Morgan Stanley & Co., Inc.                           2,609
JNL/Select Value Fund                                      BancAmerica Securities                               7,175
JNL/Salomon Brothers Strategic Bond Fund                   Credit Suisse First Boston Corp.                       336
JNL/Salomon High Yield Fund                                State Street Brokerage Services                        159
JNL/Salomon Brothers U.S. Government & Quality Bond Fund   UBS Warburg LLC                                      8,442
JNL/T. Rowe Price Established Growth Fund                  Credit Suisse First Boston Corp.                     4,287
JNL/T. Rowe Price Established Growth Fund                  Goldman Sachs & Co.                                  3,745
JNL/T. Rowe Price Established Growth Fund                  Merrill Lynch, Pierce, Fenner & Smith                6,724
JNL/T. Rowe Price Established Growth Fund                  UBS AG                                               8,016
JNL/T. Rowe Price Established Growth Fund                  Citigroup Global Markets                            21,963
JNL/T. Rowe Price Established Growth Fund                  State Street Brokerage Services                     11,533
JNL/T. Rowe Price Mid-Cap Growth Fund                      State Street Brokerage Services                        300
JNL/T. Rowe Price Value Fund                               Bank of America Securities                           6,776
JNL/T. Rowe Price Value Fund                               Citigroup Global Markets                             3,939
JNL/T. Rowe Price Value Fund                               Merrill Lynch, Pierce, Fenner & Smith                2,289
JNL/T. Rowe Price Value Fund                               JPMorgan Securities Inc.                             7,609
JNL/T. Rowe Price Value Fund                               Morgan Stanley & Co., Inc.                           3,725
JNL/T. Rowe Price Value Fund                               State Street Brokerage Services                      5,688
JNL/Oppenheimer Global Growth Fund                         Citigroup Global Markets                               713
JNL/Oppenheimer Global Growth Fund                         JP Morgan Chase & Co.                                3,556
JNL/Oppenheimer Growth Fund                                Morgan Stanley & Co., Inc.                             300

CODE OF ETHICS. To mitigate the possibility that a Fund will be adversely affected by personal trading of employees, the Trust, the Adviser, the sub-advisers and JNLD have adopted Codes of Ethics ("Codes") under Rule 17j-1 of the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940, as amended. These Codes contain policies restricting securities trading in personal accounts of the portfolio managers and others who normally come into possession of information regarding portfolio transactions of the Funds of the Trust. The Trust's and the Adviser Codes complies, in all material respects, with the recommendations of the Investment Company Institute. Subject to the requirements of the Codes, employees may invest in securities for their own investment accounts, including securities that may be purchased or held by the Trust.

PROXY VOTING FOR SECURITIES HELD BY THE FUNDS. The Board of Trustees has adopted the proxy voting policy and procedure ("Trust Policy") of the Adviser, pursuant to which the Trustees have delegated proxy voting responsibility to the Adviser, and pursuant to which the Adviser has delegated proxy voting responsibility to each of the sub-advisers. The Trust has adopted each of the sub-adviser's proxy voting policies and procedures ("Policies"). The policies and procedures (or summaries) are attached to this SAI. The Trustees will review each Fund's proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Funds' Shareholders, the Adviser, or the sub-advisers, the sub-advisers will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board of Trustees, and a committee of the Board of Trustees with responsibility for proxy oversight will instruct the Adviser and the sub-adviser on the appropriate course of action.

The Policy is designed to promote accountability of a company's management to its shareholders and to align the interests of management with those shareholders. The sub-advisers generally review each matter on a case-by-case basis in order to make a determination of how to vote in a manner that best serves the interests of Fund shareholders. The sub-advisers may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote. In addition, the sub-advisers will monitor situations that may result in a conflict of interest between the Funds' shareholders and the sub-advisers, or affiliate of the Funds. A description of the policies and procedures used by the Funds to vote proxies relating to the portfolio securities and information on how the Funds voted proxies relating to portfolio securities during the 12 month period ended June 30 are available (1) without charge, upon request by calling 1-800-766-4683 (Annuity Service Center), 1-800-599-5651 (NY Annuity Service Center) or 1-800-777-7779 (for contracts purchased through a bank or financial institution), (2) on Jackson National Life Insurance Company's website at WWW.JNL.COM or Jackson National Life Insurance Company of New York's website at www.jnlny.com, and (3) on the Securities and Exchange Commission's website at WWW.SEC.GOV.

DISCLOSURE OF PORTFOLIO INFORMATION

The Adviser, Distributor and the Funds have adopted policies and procedures governing the disclosure of information regarding its portfolio holdings. As a general matter, it is the Company's policy that public disclosure of information concerning the Funds' portfolio holdings should be made at times and in circumstances under which it may promptly become generally available to the brokerage community and the investing public. The policies and procedures generally provide that (i) information about the Funds' portfolio holdings may not be disclosed until it is either filed with the Securities & Exchange Commission, or mailed out to shareholders, which filing or mailing will not be made sooner than 30 days after quarter end, and (ii) portfolio holding information that is solely available in other regulatory reports or filings may not be disclosed, except as expressly authorized by the Fund's President, and
(iii) portfolio holding information for the fund of funds and index funds that is more current than that in reports or other filings filed electronically with the SEC may be disclosed in certain printed materials provided the information is posted on the Funds' website one day prior to the use of any printed materials.

PUBLIC DISCLOSURES. Information regarding each Fund's portfolio holdings will be disclosed to the public as required or permitted by applicable laws, rules or regulations, such as in annual and semi-annual shareholder reports and other reports or filings with the SEC. Such reports shall be released not sooner than 30 days after the end of the relevant reporting period, or after such period required under applicable law.

The Funds and the Distributor may disclose the Funds' ten largest portfolio holdings in monthly overviews in connection with the distribution of Fund shares. The monthly overview updates may not be released earlier than thirty days after the end of the relevant month and shall not be provided to any broker-dealer on a preferential basis. The Funds will disclose their ten largest portfolio holdings on the Funds' website at WWW.JNL.COM or WWW.JNLNY.COM at approximately the same time as printed performance updates are first released. For the Mellon and Standard & Poor's sub-advised Funds, the distributor may periodically disclose portfolio holdings thirty days after the relevant reporting period and shall not be provided to any broker-dealers on a preferential basis. The Funds may also disclose, on their website, portfolio holdings and composition as of the end of each quarter; such information may be released not less than 30 days after the end of the relevant quarter.

The Funds may disclose their portfolio holdings to mutual fund databases and rating services such as Lipper and Morningstar, at such time as they request, for the purpose of obtaining ratings for the Funds and enabling such services to provide such portfolio holding information to the public as they typically provide for rated funds. Any disclosure to mutual fund databases and rating services shall be made subject to a confidentiality agreement limiting the use of such information to the approved purposes.

OTHER DISCLOSURES. The Funds periodically provide information concerning their portfolio holdings to the Adviser's service providers and the Company's disinterested directors in connection with their transactions/services to or on behalf of the Funds. In addition to the Adviser, these service providers include any sub-adviser, distributor, auditor, and legal counsel.

The Funds may also disclose portfolio holding information to any regulator in response to any regulatory requirement not involving public disclosure, or any regulatory inquiry or proceeding, and to any person, to the extent required by order or other judicial process.

The Funds may also disclose portfolio holding information to any person who expressly agrees in writing to keep the disclosed information in confidence, and to use it only for purposes expressly authorized by the Fund. Furthermore, as authorized by the Company's President in writing and upon his determination that such disclosure would be in the interests of the relevant Fund and its shareholders, a Fund may disclose portfolio holding information.

Any exceptions authorized by the President are reported to the Board of Trustees/ Managers. The Board also receives reports at least annually concerning the operation of these policies and procedures. The Board may amend these policies and procedures from time to time, as it may deem appropriate in the interests of the Funds and their shareholders. The President's exceptions will be consistent with the general principals of these procedures and will not permit inappropriate trading or violate confidentiality.

                  PURCHASES, REDEMPTIONS AND PRICING OF SHARES

     An insurance company may purchase shares of the Funds at their respective net asset values, using premiums received with respect to Contracts issued by the insurance company's separate accounts. These separate accounts are funded by shares of the Trust.

     All investments in the Trust are credited to the shareholder's account in the form of full and FRACTIONAL shares of the designated Fund (rounded to the nearest 1/1000 of a share). The Trust does not issue share certificates.

     As stated in the Prospectus, the net asset value (NAV) of a Fund's shares is determined once each day on which the New York Stock Exchange (NYSE) is open (a "Business Day") at the close of the regular trading session of the NYSE (normally 4:00 p.m., Eastern Time, Monday through Friday). The NAV of a Fund's shares is not determined on the days the NYSE is closed, which days generally are New Year's Day, Martin Luther King Jr. holiday, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

     The per share NAV of a Fund is determined by dividing the total value of the securities and other assets, less liabilities, by the total number of shares outstanding. In determining NAV, securities listed on the national securities exchanges, the Nasdaq National Market and foreign markets are valued at the closing prices on such markets, or if such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Securities that are traded on the over-the-counter market are valued at their closing bid prices. The values of foreign securities and currencies are translated to U.S. dollars using exchange rates in effect at the time of valuation. A Fund may determine the market value of individual securities held by it, by using prices provided by one or more independent pricing services which may provide market prices to other funds, or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days are valued on the amortized cost basis.

     The Trustees have adopted procedures pursuant to which the Administrator may determine, subject to ratification by the Board of Trustees, the "fair value" of securities for which a current market price is not available.

     Certain of the Funds invest in securities that are traded in European and Far Eastern securities markets. Due to differences in local time, trading in securities on European and Far Eastern securities exchanges and over-the-counter markets normally is completed well before the close of business on each Business Day. In addition, European and Far Eastern securities trading generally, or in a particular country or countries, may not take place on all Business Days due to differing national holidays or for other reasons. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on other days which are not Business Days and on which a Fund's NAV is not calculated.

     A Fund calculates its NAV per share, and effects sales, redemptions and repurchases of its shares at that NAV per share, as of the close of the NYSE once on each Business Day. Because the calculation of a Fund's NAV does not take place contemporaneously with the determination of the closing prices of the majority of the foreign portfolio securities used in such calculation, the
Trust's procedures for pricing of portfolio securities authorize the Administrator, subject to verification by the Trustees, to determine the "fair value" of such securities for purposes of calculating a Fund's net asset value. This will occur if the Administrator determines that a "significant event" has occurred subsequent to the close of trading in such securities on the exchanges or markets on which they principally are traded, but prior to the time of the Fund's net asset value calculation. A significant event is one that can be expected materially to affect the value of such securities. Certain specified percentage movements in U.S. equity market indices are deemed under the Trust's pricing procedures to be a "significant event." Accordingly, on any day when such specified percentage movements in U.S. equity market indices occur, the Administrator adjusts the closing prices of foreign portfolio securities, based upon an adjustment factor for each such security provided by an independent pricing service, in order to reflect the "fair value" of such securities for purposes of determining a Fund's net asset value.

     For the JNL/Select Money Market Fund, securities are valued at amortized cost, which approximates market value, in accord with Rule 2a-7 under the 1940 Act. The net income of the JNL/Select Money Market Fund is determined once each day, on which the NYSE is open, at the close of the regular trading session of the NYSE (normally 4:00 p.m., Eastern time, Monday through Friday). All the net income of the Fund, so determined, is declared as a dividend to shareholders of record at the time of such determination. Shares purchased become entitled to dividends declared as of the first day following the date of investment. Dividends are distributed in the form of additional shares of the Fund on the last business day of each month at the rate of one share (and fraction thereof) of the Fund for each one dollar (and fraction thereof) of dividend income.

     For this purpose, the net income of the JNL/Select Money Market Fund (from the time of the immediately preceding determination thereof) shall consist of:
(a) all interest income accrued on the portfolio assets of the Fund, (b) less all actual and accrued expenses, and (c) plus or minus net realized gains and losses on the assets of the Fund determined in accord with generally accepted accounting principles. Interest income includes discount earned (including both original issue and market discount) on discount paper accrued ratably to the date of maturity. Securities are valued at amortized cost which approximates market, which the Trustees have determined in good faith constitutes fair value for the purposes of complying with the 1940 Act.

     Because the net income of the JNL/Select Money Market Fund is declared as a dividend payable in additional shares each time the Fund's net income is determined, the net asset value per share (I.E., the value of the net assets of the Fund divided by the number of shares outstanding) is expected to remain at one dollar per share immediately after each such determination and dividend declaration. Any increase in the value of a shareholder's investment in the Fund, representing the reinvestment of dividend income, is reflected by an increase in the number of shares of the Fund in the shareholder's account.

     The Trust may suspend the right of redemption for any Fund only under the following unusual circumstances: (a) when the NYSE is closed (other than weekends and holidays) or trading is restricted; (b) when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or (c) during any period when the Securities and Exchange Commission has by order permitted a suspension of redemption for the protection of shareholders.

           DESCRIPTION OF SHARES; VOTING RIGHTS; SHAREHOLDER INQUIRIES

DESCRIPTION OF SHARES. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of each Fund and to divide or combine such shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust. Each share of a Fund represents an equal proportionate interest in that Fund with each other share. The Trust reserves the right to create and issue any number of Fund of shares. In that case, the shares of each Fund would participate equally in the earnings, dividends, and assets of the particular Fund. Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of such Fund available for distribution to shareholders.

VOTING RIGHTS. Shareholders are entitled to one vote for each share held. Except for matters affecting a particular Fund, as described below, all shares of the Trust have equal voting rights and may be voted in the election of Trustees and on other matters submitted to the vote of the shareholders. Shareholders' meetings ordinarily will not be held unless required by the 1940 Act. As permitted by Massachusetts law, there normally will be no shareholders' meetings for the purpose of electing Trustees unless and until such time as fewer than a two-thirds majority of the Trustees holding office have been elected by shareholders. At that time, the Trustees then in office will call a shareholders' meeting for the election of Trustees. The Trustees must call a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so by the record holders of 10% of the outstanding shares of the Trust. A Trustee may be removed after the holders of record of not less than two-thirds of the outstanding shares have declared that the Trustee be removed either by declaration in writing or by votes cast in person or by proxy. Except as set forth above, the Trustees shall continue to hold office and may appoint additional or successor Trustees, provided that immediately after the appointment of any additional or successor Trustee, at least two-thirds of the Trustees have been elected by the shareholders. Shares do not have cumulative voting rights. Thus, holders of a majority of the shares voting for the election of Trustees can elect all the Trustees.

     In matters affecting only a particular Fund, the matter shall have been effectively acted upon by a majority vote of the shares of only that Fund even though: (1) the matter has not been approved by a majority vote of the shares of any other Fund; or (2) the matter has not been approved by a majority vote of the shares of the Trust.

     Because shares in the Trust are sold only to Jackson National Life Insurance Company and to certain qualified retirement plans, Jackson National Life Insurance Company, through its separate accounts which hold shares in the Trust as funding vehicles for variable insurance contracts, is the owner of record of substantially all of the shares of the Trust. In addition, Jackson National Life Insurance Company, through its general account, is the beneficial owner of shares in certain of the Funds, in some cases representing the initial capital contributed at the inception of a Fund, and in other cases representing investments made for other corporate purposes. As may be required by applicable law and interpretations of the staff of the SEC, Jackson National Life Insurance Company will solicit voting instructions from owners of variable insurance contracts regarding matters submitted to shareholder vote, and will vote the shares held by its separate accounts in accord with the voting instructions received from variable contract owners to whose contracts such shares are attributable. This is sometimes referred to as "pass through" voting. Further, those shares which are owned by Jackson National Life Insurance Company through its general account, as well as shares held by its separate accounts for which no voting instructions are received from contract owners, also will be voted by Jackson National Life Insurance Company in the same proportions as those shares for which voting instructions are received from variable contract owners. This is sometimes referred to as "echo" voting.

     Shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The risk of a shareholder incurring any financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of the disclaimer must be given in each agreement, obligation or instrument entered into or executed by the Trust or Trustees. The Declaration of Trust provides for indemnification of any shareholder held personally liable for the obligations of the Trust and also provides for the Trust to reimburse the shareholder for all legal and other expenses reasonably incurred in connection with any such claim or liability.

     No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust. The Trustees may, however, amend the Declaration of Trust without the vote or consent of shareholders to:

     o    designate a Fund of the Trust;

     o    change the name of the Trust; or

     o supply any omission, cure, correct, or supplement any ambiguous, defective, or inconsistent provision to conform the Declaration of Trust to the requirements of applicable federal or state regulations if they deem it necessary.

If not terminated by the vote or written consent of a majority of its outstanding shares, the Trust will continue indefinitely. Shares have no pre-emptive or conversion rights. Shares are fully paid and non-assessable when issued.

SHAREHOLDER INQUIRIES. All inquiries regarding the Trust should be directed to the Trust at the telephone number or address shown on the back cover page of the Prospectus.

                                   TAX STATUS

     The Trust's policy is to meet the requirements of Subchapter M of the Internal Revenue Code of 1986 ("Code"). Each Fund intends to distribute taxable net investment income and capital gains to shareholders in amounts that will avoid federal income or excise tax. In addition, each Fund intends to comply with the diversification requirements of Code Section 817(h) related to the tax-deferred status of annuity and life insurance contracts issued by insurance company separate accounts. If any Fund failed to qualify for treatment as a regulated investment company for any taxable year, (1) it would be taxed at corporate rates on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders, (2) the shareholders would treat all those distributions, including distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), as dividends (that is, ordinary income) to the extent of the Fund's earnings and profits, and (3) most importantly, each insurance company separate account invested therein would fail to satisfy the diversification requirements of Section 817(h), with the result that the variable annuity contracts supported by that account would no longer be eligible for tax deferral. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for regulated investment company treatment.

     All income dividends and capital gain distributions, if any, on Fund shares are reinvested automatically in additional shares of the Fund at the NAV determined on the first Business Day following the record date, unless otherwise requested by a shareholder.

     Each Fund is treated as a separate corporation for purpose of the Code and, therefore, the assets, income, and distributions of each Fund are considered separately for purposes of determining whether or not the Fund qualifies as a regulated investment company.

                                JNL SERIES TRUST

                              FINANCIAL STATEMENTS

The financial statements of the JNL Series Trust for the year ended December 31, 2004 are incorporated by reference (which means they legally are part of this SAI) from the Trust's Annual Report to shareholders. The Annual Report is available at no charge upon written or telephone request to the Trust at the address and telephone number set forth on the front page of this Statement of Additional Information.

                      APPENDIX A -- RATINGS OF INVESTMENTS

RATINGS BY MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")

COMMERCIAL PAPER RATINGS. The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody's. Among the factors considered by it in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer-acceptance; (4) liquidity; (5) amount and quality of long-term debt;
(6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated Prime-1 or 2.

BOND RATINGS.
    AAA. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    AA. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

    A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    BAA. Bonds which are rated Baa are considered as medium grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

    BA. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    CAA. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal and interest.

    CA. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

    C. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD & POOR'S RATINGS SERVICES ("S&P")

ISSUE CREDIT RATINGS DEFINITIONS. A S&P issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days - including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

LONG-TERM ISSUE CREDIT RATINGS. Issue credit ratings are based, in varying degrees, on the following considerations:

         1. Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accord with the terms of the obligation;
         2.  Nature of and provisions of the obligation;
         3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not confirm exactly with the category definition.

    AAA. An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

    AA. An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

    A. An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

    BBB. An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

    Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

    BB. An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

    B. An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

    CCC. An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

    CC. An obligation rated CC is currently highly vulnerable to nonpayment.

    C. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

    D. An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

    PLUS (+) OR MINUS (-). The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

    R. This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk-such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

SHORT-TERM ISSUE CREDIT RATINGS.
    A-1. A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

    A-2. A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

    A-3. A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

    B. A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

    C. A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

    D. A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

LOCAL CURRENCY AND FOREIGN CURRENCY RISKS. Country risk considerations are a standard part of S&P's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

FITCH RATINGS

AAA
HIGHEST CREDIT QUALITY. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA
VERY HIGH CREDIT QUALITY. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A
HIGH CREDIT QUALITY. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB
GOOD CREDIT QUALITY. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB
SPECULATIVE. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B
HIGHLY SPECULATIVE. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C
HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

DDD, DD, D
DEFAULT. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. 'DD' indicates potential recoveries in the range of 50%-90% and 'D' the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated 'DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated 'DD' and 'D' are generally undergoing a formal reorganization or liquidation process; those rated 'DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated 'D' have a poor prospect of repaying all obligations.


--------
* Mr. Fritts is an "interested persons" of the Trust due to his position with Jackson National Life Insurance Company(R), which is the parent company of the Adviser and Distributor.

                     JACKSON NATIONAL ASSET MANAGEMENT, LLC

               PROXY VOTING POLICIES AND RECORDKEEPING PROCEDURES

I.   INTRODUCTION

JNAM views the proxy voting process as a component of the investment process and, as such, seeks to ensure that all proxy proposals are voted with the primary goal of seeking the optimal benefit for its clients. JNAM maintains a policy of seeking to protect the best interests of its clients should a proxy issue potentially implicate a conflict of interest between its clients and JNAM or its affiliates. Schedule A lists the Funds to which this policy relates.

While JNAM is the investment adviser to the Funds, certain non-affiliated sub-advisers ("Sub-Advisers") conduct the day-to-day management of the Funds. Pursuant to the Sub-Advisers' respective "Sub-Advisory Agreements" with JNAM, the Sub-Advisers make the investment decisions for the Funds, including determinations as to the purchase and sale of securities for the Funds and the disposition of the assets for the Funds. JNAM, pursuant to exemptive relief granted by the SEC, is a "Manager of Managers," and monitors and reviews the performance of the Sub-Advisers and the Funds. JNAM does not make individual investment decisions on behalf of the Funds. JNAM does not have a portfolio management department and does not operate a trading desk. JNAM provides the Funds with various services, including, but not limited to, compliance, fund accounting, transfer agency services, due diligence, and administrative services.

II   DELEGATION TO THE SUB-ADVISERS

JNAM is authorized to delegate, in whole or in part, its proxy voting authority to the Funds' Sub-Advisers, or other third party vendors, consistent with the policies set forth below. The Sub-Advisers are expected to identify and seek to obtain the optimal benefit for the Funds. JNAM believes that the Sub-Advisers generally are also best suited to evaluate and vote proxies for the securities they acquire for the Funds. Therefore, except as provided below, it is the JNAM's policy to delegate its proxy voting responsibility, as delegated to JNAM by the Funds' Board, to the Sub-Advisers of each Fund and to maintain substantial oversight to ensure that each Fund's Sub-Adviser has written policies that meet certain minimum standards, as follows:

A. The policies are expected to be reasonably designed to protect the best interests of the Fund.

B. JNAM expects that a Sub-Adviser's proxy voting guidelines will be set forth in sufficient detail. The proxy voting guidelines (or the Sub-Adviser's, through separate written means) should address at least the following issues:

     o The extent to which the Sub-Adviser delegates its proxy voting decisions to a third party, or relies on the recommendations of a third party;

     o    Policies   and   procedures   relating  to  matters  that  may  affect
          substantially the rights or privileges of the holders of securities to be voted; and

     o Policies regarding the extent to which the Sub-Adviser will support or give weight to the views of management of a portfolio company.

     The policies are expected to delineate procedures to be followed when a proxy vote presents a conflict between the interests of a Fund and the interests of its Sub-Adviser and/or its affiliates, and to resolve any conflicts of interest based on the best interests of the Fund. If the matter involves an issue that is specifically addressed in the Sub-Adviser's proxy voting policies, the proxy shall be cast in accordance with those policies.

C. To the extent that a Sub-Adviser identifies a material conflict of interest between itself and the interests of a Fund, the Sub-Adviser shall notify JNAM at least annually and confirm how the conflict was resolved.

D. Each Sub-Adviser is expected to deliver to JNAM, or its appointed vendor, its annual proxy voting record in a form suitable for filing on Form N-PX. This form shall include the following information:

          o    Name of the issuer of the portfolio security;

          o    Exchange ticker symbol of the portfolio security;

          o    The CUSIP number of the portfolio security;

          o    The shareholder meeting date;

          o    A brief identification of the matter voted on;

          o Whether the matter was proposed by the issuer or by a security holder;

          o    Whether the registrant cast its vote on the matter;

          o    How the registrant cast its vote; and

          o    Whether the Sub-Adviser cast its vote for or against management.

E. JNAM shall report at least annually to the Funds' Board, on the Funds' proxy voting during that year, including the resolution of any conflicts of interest during that period, any votes cast in contravention of the Sub-Advisers' proxy voting policy, and any recommended changes in the Funds' proxy voting policies, and/or any recommended changes in the third party service providers.

III. RESERVATION JNAM'S AUTHORITY

JNAM shall annually review the proxy voting policies of each Sub-Adviser, and shall provide such policies annually to the Funds' Board for review. JNAM seeks to insure that the Sub-Advisers seek the best interests of the Funds in voting proxies for the Funds, as described herein.

In addition, JNAM recognizes that in certain circumstances, a Sub-Advisers may wish to abstain from a proxy vote based on a cost benefit analysis that casting a vote would not be in the overall best interests of the Fund it sub-advises. In cases where the operational or other costs involved in voting a proxy outweigh potential benefits, JNAM shall permit a Sub-Adviser to abstain from voting. In particular, JNAM recognizes the following circumstances where voting might not be in the best interests of a Fund:

     o    Voting a proxy for securities held in a passively managed index fund;

     o Voting a proxy for certain foreign securities with "block out" or other restrictive features associated with proxy voting or which involve additional costs such as hiring a translator or traveling to the foreign country to vote the security in person; and

     o Voting a proxy for securities that have been loaned by the Fund and would have to be recalled in order to submit a proxy vote.

Further, JNAM reserves the right to vote proxies with respect to any portfolio of a Fund that is operated as "Funds of Funds" pursuant to Section 12(d)(1)(G) of the 1940 Act. Those portfolios invest solely in shares of other Funds. As a result, JNAM anticipates that all of the proposals to be voted on by the Fund of Funds portfolios will previously have been presented to the Funds' Board.

Accordingly, it is JNAM's policy to vote Fund shares held by the Fund of Funds portfolios in accordance with the recommendation of the relevant Funds' Board with respect to the proposal, provided that such proposal has been approved by a majority of the independent Managers/Trustees on the relevant Board. JNAM believes that since all of the Funds' Board comprises a majority of independent Managers/Trustees, this policy will obviate any potential conflicts of interest. JNAM will report to the Funds' Board at least annually, as set forth herein, with respect to the JNAM's voting of proxies on behalf of the Fund of Funds portfolios.

IV.  RECORDKEEPING

Rule 30b1-4 under the 1940 Act requires each Fund to file its complete proxy voting record on an annual basis (for each fiscal year ending June 30) on Form N-PX no later than August 31 of each year. JNAM will prepare and file Form N-PX on behalf of the Funds based on proxy voting data collected by a third party service provider retained by JNAM and the Funds. In addition, JNAM will post this data on a public website, the address of which will be disclosed for the benefit of shareholders (contract holders) in the statement of additional information of any Fund filing its annual registration statement update.

The Funds' Board approved the Proxy Voting Policies and Procedures effective September 25, 2003, and has approved the amended Proxy Voting Policies and Procedures effective May 17, 2005.

                                   SCHEDULE A

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                                  JNAM Clients
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JNL SERIES TRUST
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JNL INVESTORS SERIES TRUST
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JNL VARIABLE FUND LLC
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JNL VARIABLE FUND III LLC
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JNL VARIABLE FUND IV LLC
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JNL VARIABLE FUND V LLC
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JNLNY VARIABLE FUND I LLC
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JNLNY VARIABLE FUND II LLC
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
                         A I M CAPITAL MANAGEMENT, INC.


                          PROXY POLICIES AND PROCEDURES


                          As amended September 16, 2004

A.   PROXY POLICIES

     Each of A I M Advisors, Inc., A I M Capital Management, Inc., AIM Private Asset Management, Inc. and AIM Alternative Asset Management Company (each an "AIM Advisor" and collectively "AIM") has the fiduciary obligation to, at all times, make the economic best interest of advisory clients the sole consideration when voting proxies of companies held in client accounts. As a general rule, each AIM Advisor shall vote against any actions that would reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders' investments. At the same time, AIM believes in supporting the management of companies in which it invests, and will accord proper weight to the positions of a company's board of directors, and the AIM portfolio managers who chose to invest in the companies. Therefore, on most issues, our votes have been cast in accordance with the recommendations of the company's board of directors, and we do not currently expect that trend to change. Although AIM's proxy voting policies are stated below, AIM's proxy committee considers all relevant facts and circumstances, and retains the right to vote proxies as deemed appropriate.

     I.   BOARDS OF DIRECTORS

          A board that has at least a majority of independent directors is integral to good corporate governance. Key board committees, including audit, compensation and nominating committees, should be completely independent. There are some actions by directors that should result in votes being withheld. These instances include directors who:

          >> Are not independent directors and (a) sit on the board's audit, compensation or nominating committee, or (b) sit on a board where the majority of the board is not independent;

          >> Attend less than 75 percent of the board and committee meetings without a valid excuse;

          >>   Implement or renew a dead-hand or modified dead-hand poison pill;

          >>   Sit on the boards of an excessive number of companies;

          >> Enacted egregious corporate governance or other policies or failed to replace management as appropriate;

          >> Have failed to act on takeover offers where the majority of the shareholders have tendered their shares; or

          >> Ignore a shareholder proposal that is approved by a majority of the shares outstanding.

          Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors:

          >> Long-term financial performance of the target company relative to its industry;

          >>   Management's track record;

               >>   Portfolio manager's assessment;

               >>   Qualifications of director nominees (both slates);

               >> Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

               >>   Background to the proxy contest.

     II.  INDEPENDENT AUDITORS

          A company should limit its relationship with its auditors to the audit engagement, and certain closely related activities that do not, in the aggregate, raise an appearance of impaired independence. We will support the reappointment of the company's auditors unless:

          >> It is not clear that the auditors will be able to fulfill their function;

          >> There is reason to believe the independent auditors have rendered an opinion that is neither accurate nor indicative of the company's financial position; or

          >>   The  auditors  have  a  significant   professional   or  personal
               relationship with the issuer that compromises the auditors' independence.

     III. COMPENSATION PROGRAMS

          Appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. Plans should not substantially dilute shareholders' ownership interests in the company, provide participants with excessive awards or have objectionable structural features. We will consider all incentives, awards and compensation, and compare them to a company-specific adjusted allowable dilution cap and a weighted average estimate of shareholder wealth transfer and voting power dilution.

          >> We will generally vote against equity-based plans where the total dilution (including all equity-based plans) is excessive.

          >> We will support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

          >> We will vote against plans that have any of the following structural features: ability to re-price underwater options without shareholder approval, ability to issue options with an exercise price below the stock's current market price, ability to issue reload options, or automatic share replenishment ("evergreen") feature.

          >> We will vote for proposals to re-price options if there is a value-for-value (rather than a share-for-share) exchange.

          >> We will generally support the board's discretion to determine and grant appropriate cash compensation and severance packages.

     IV.  CORPORATE MATTERS

          We will review management proposals relating to changes to capital structure, reincorporation, restructuring and mergers and acquisitions on a case by case basis, considering the impact of the changes on corporate governance and shareholder rights, anticipated financial and operating benefits, portfolio manager views, level of dilution, and a company's industry and performance in terms of shareholder returns.

          >> We will vote for merger and acquisition proposals that the proxy committee and relevant portfolio managers believe, based on their review of the materials, will result in financial and operating benefits, have a fair offer price, have favorable prospects for the combined companies, and will not have a negative impact on corporate governance or shareholder rights.

          >> We will vote against proposals to increase the number of authorized shares of any class of stock that has superior voting rights to another class of stock.

          >> We will vote for proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in excessive dilution given a company's industry and performance in terms of shareholder returns.

          >> We will vote for proposals to institute open-market share repurchase plans in which all shareholders participate on an equal basis.

     V.   SHAREHOLDER PROPOSALS

          Shareholder proposals can be extremely complex, and the impact on share value can rarely be anticipated with any high degree of confidence. The proxy committee reviews shareholder proposals on a case-by-case basis, giving careful consideration to such factors as: the proposal's impact on the company's short-term and long-term share value, its effect on the company's reputation, the economic effect of the proposal, industry and regional norms applicable to the company, the company's overall corporate governance provisions, and the reasonableness of the request.

          >>   We  will   generally   abstain   from   shareholder   social  and
               environmental proposals.

          >> We will generally support the board's discretion regarding shareholder proposals that involve ordinary business practices.

          >> We will generally vote for shareholder proposals that are designed to protect shareholder rights if the company's corporate governance standards indicate that such additional protections are warranted.

          >> We will generally vote for proposals to lower barriers to shareholder action.

          >> We will generally vote for proposals to subject shareholder rights plans to a shareholder vote. In evaluating these plans, we give favorable consideration to the presence of "TIDE" provisions (short-term sunset provisions, qualified bid/permitted offer provisions, and/or mandatory review by a committee of independent directors at least every three years).

     VI.  OTHER

          >> We will vote against any proposal where the proxy materials lack sufficient information upon which to base an informed decision.

          >> We will vote against any proposals to authorize the proxy to conduct any other business that is not described in the proxy statement.

          >> We will vote any matters not specifically covered by these proxy policies and procedures in the economic best interest of advisory clients. AIM's proxy policies, and the procedures noted below, may be amended from time to time.

B.   PROXY COMMITTEE PROCEDURES

     I.   COMMITTEE MEMBER DUTIES

          The proxy committee currently consists of representatives from the Legal and Compliance Department, the Investments Department and the Finance Department. The committee members review detailed reports analyzing the proxy issues and have access to proxy statements and annual reports. Committee members may also speak to management of a company regarding proxy issues and should share relevant considerations with the proxy committee. The committee then discusses the issues and determines the vote. The committee shall give appropriate and significant weight to portfolio managers' views regarding a proposal's impact on shareholders. A proxy committee meeting requires a quorum of three committee members, voting in person or by e-mail. AIM's proxy committee shall consider its fiduciary responsibility to all clients when addressing proxy issues and vote accordingly. The proxy committee may enlist the services of reputable outside professionals and/or proxy evaluation services, such as Institutional Shareholder Services or any of its subsidiaries ("ISS"), to assist with the analysis of voting issues and/or to carry out the actual voting process. To the extent the services of ISS or another provider are used, the proxy committee shall periodically review the policies of that provider. The proxy committee shall prepare a report for the Funds' Board of Trustees on a periodic basis regarding issues where AIM's votes do not follow the recommendation of ISS or another provider because AIM's proxy policies differ from those of such provider.

     II.  RESTRICTIONS

          In addition to the foregoing, the following shall be strictly adhered to unless contrary action receives the prior approval of the Funds' Board of Trustees:

          1. Other than by voting proxies and participating in Creditors' committees, AIM shall not engage in conduct that involves an attempt to change or influence the control of a company.

          2. AIM will not publicly announce its voting intentions and the reasons therefore.

          3.   AIM shall not  participate in a proxy  solicitation  or otherwise
               seek  proxy-voting   authority  from  any  other  public  company
               shareholder.

          4.   All  communications  regarding  proxy  issues  between  the proxy committee and companies or their agents, or with fellow shareholders shall be for the sole purpose of expressing and discussing AIM's concerns for its advisory clients' interests and not for an attempt to influence or control management.

C.   BUSINESS/DISASTER RECOVERY

     If the proxy committee is unable to meet due to a temporary business interruption, such as a power outage, a sub-committee of the proxy committee may vote proxies in accordance with the policies stated herein. If the sub-committee of the proxy committee is not able to vote proxies, the sub-committee shall authorize ISS to vote proxies by default in accordance with ISS' proxy policies and procedures, which may vary slightly from AIM's.

D.   RESTRICTIONS AFFECTING VOTING

     If a country's laws allow a company in that country to block the sale of the company's shares by a shareholder in advance of a shareholder meeting, AIM will not vote in shareholder meetings held in that country, unless the company represents that it will not block the sale of its shares in connection with the meeting. Administrative or other procedures, such as securities lending, may also cause AIM to refrain from voting. Although AIM considers proxy voting to be an important shareholder right, the proxy committee will not impede a portfolio manager's ability to trade in a stock in order to vote at a shareholder meeting.

D.   CONFLICT OF INTEREST

     The proxy committee reviews each proxy to assess the extent to which there may be a material conflict between AIM's interests and those of advisory clients. A potential conflict of interest situation may include where AIM or an affiliate manages assets for, administers an employee benefit plan for, provides other financial products or services to, or otherwise has a material business relationship with, a company whose management is soliciting proxies, and failure to vote proxies in favor of management of the company may harm AIM's relationship with the company. In order to avoid even the appearance of impropriety, the proxy committee will not take AIM's relationship with the company into account, and will vote the company's proxies in the best interest of the advisory clients, in accordance with these proxy policies and procedures. In the event that AIM's proxy policies and voting record do not guide the proxy committee's vote in a situation where a conflict of interest exists, the proxy committee will vote the proxy in the best interest of the advisory clients, and will provide information regarding the issue to the Funds' Board of Trustees in the next quarterly report.To the extent that a committee member has any conflict of interest with respect to a company or an issue presented, that committee member should inform the proxy committee of such conflict and abstain from voting on that company or issue.

E.   FUND OF FUNDS

     When an AIM Fund that invests in another AIM Fund(s) has the right to vote on the proxy of the underlying AIM Fund, AIM will seek guidance from the Board of Trustees of the investing AIM Fund on how to vote such proxy.

                       POLICIES FOR BROKERAGE TRANSACTIONS
                               [GRAPHIC OMITTED]
                           As Amended December 2, 2004

A.   POLICIES AND PROCEDURES

     The Trading Practices Committee (the "Committee") of A I M Advisors, Inc. and its subsidiaries that serve as investment advisors (collectively,
     "AIM") has created these Policies for Brokerage Transactions (the "Policies"). The Committee and the Boards of Trustees (the "Boards") of the registered investment companies advised by AIM and distributed by A I M Distributors, Inc. or Fund Management Company (each, a "Fund") approve these Policies on an annual basis. The Boards must approve any material changes to these Policies before they are made.

     AIM has implemented Brokerage Procedures ("the Procedures") in the form attached as Exhibit 1 to implement and monitor compliance with these Policies. The Committee and the Boards review and approve the Procedures annually.

     The Policies and Procedures apply to AIM and the Funds for which AIM has investment discretion.

B.   INVESTMENT DISCRETION

     AIM has investment discretion over any account for which it has the responsibility of selecting Brokers, dealers or other trading counterparties (together, "Brokers") to effect securities transactions and for managed wrap accounts where transactions are executed through the client's wrap Broker. Where AIM has delegated the responsibility of selecting Broker to effect securities transactions for an account to a sub-advisor, the brokerage policies and procedures of such sub-advisor will govern portfolio transactions directed by such sub-advisor for the applicable account. AIM may share investment discretion for some accounts with a sub-advisor, in which case the Policies and Procedures will govern portfolio transactions directed by AIM for the applicable account, and the brokerage policies and procedures of the sub-advisor will govern portfolio transactions directed by such sub-advisor for the applicable account.

C.   TYPES OF TRANSACTIONS

     AIM will effect purchases and sales for accounts other than managed wrap accounts at either (i) net prices, without commissions as such, but which include compensation to the Broker in the form of mark-ups or mark-downs (principal basis), or (ii) on an agency basis, which involves the payment of negotiated brokerage commissions to the Broker, including electronic communication networks. Purchases of underwritten issues will include a commission or concession paid by the issuer (not the account) to the underwriter. Purchases of money market instruments may be made directly from issuers without the payment of commissions. The wrap fee paid by each managed wrap account client includes payment for all brokerage commissions for transactions executed through the wrap Broker. Wrap Brokers act as agents for all client transactions and AIM executes trades through wrap Brokers with no commissions, mark-ups or mark-downs. AIM may execute transactions for managed wrap accounts through Brokers other than the wrap Broker in very unusual circumstances, such as in a case where large discrepancies exist between the price offered by the wrap Broker and the price offered by other Brokers capable of executing the order. Such transactions may be subject to commissions, mark-ups or mark-downs that are not included in the wrap fee.

D.   RESPONSIBILITY FOR SELECTION OF BROKER

     When effecting a transaction for an advisory account for which AIM has investment discretion, the person executing the transaction (the "Trader"), consistent with the Policies and the Procedures, is responsible for selection of the Broker to effect the transaction and for negotiation of the commission rate. AIM's Equity Trading Desk will direct all purchase and sale orders for equity securities, including securities convertible into equity securities, and for options and futures contracts on equity securities under the general supervision of the Director of Equity Trading. The Fixed Income portfolio managers and analysts will direct all purchase and sale orders for money market securities and for other securities, such as bonds and other fixed income securities under the general supervision of the Chief Investments Officer. The Cash Management portfolio managers and analysts will direct all purchase and sale orders for money market securities and for other securities, such as bonds and other fixed income securities under the general supervision of the Chief Investment Officer - Money Markets.

E.   GENERAL POLICY

     AIM's general policy in selecting a Broker to effect a particular transaction is to seek to obtain "best execution" (unless the client relieves AIM of the requirement of obtaining best execution as described in Section K below), which means prompt and efficient execution of the transaction at the best obtainable price with payment of commissions which are reasonable in relation to the value of the brokerage services provided by the Broker. The Trader may give preference to Brokers who provide research services to AIM when he/she believes that more than one Broker can satisfy the objective of best execution.

     Unless otherwise requested in writing by a particular client, AIM will not have any binding commitments with any Broker as to the amount of portfolio transactions to be allocated to such Broker or as to the levels of commission rates at which any transactions with such Broker will be effected.

F.   POLICY  AGAINST USING  DIRECTED  BROKERAGE TO  COMPENSATE  BROKERS FOR FUND
     SALES

     It is the policy of the AIM Complex Affiliates (defined below) not to enter into any Directed Brokerage Arrangements (defined below) in recognition of, as remuneration for, or as an inducement for, the promotion or sale of Fund shares ("Sales Promotional Activities"). For purposes of these Policies, "Directed Brokerage Arrangements" include:

     (1) any agreement or arrangement, whether explicit or implicit and whether written or oral, in which a Broker:

          Executes portfolio transactions for the account of a Fund; or

          Receives any remuneration, including but not limited to any commission, mark-up, mark-down, or other fee (or portion thereof) payable or to be payable from portfolio transactions for the account of a Fund (whether executed by that Broker or through any other Broker (including a government securities broker, municipal securities dealer or government securities dealer)); or

     (2) any other quid pro quo-type portfolio transactions, such as purchasing or selling securities issued by the Broker or any of its affiliates in connection with Sales Promotional Activities.

     The term "AIM Complex Affiliates" includes A I M Management Group Inc. and each of its subsidiaries. In the event that a Broker requests any form of Directed Brokerage Arrangements in violation of the policy set forth above, AIM will inform the Broker of the prohibition against such arrangements under this policy.

     AIM will seek to execute trades with Brokers to obtain best execution. In many cases, AIM will direct portfolio transactions of the Funds to Brokers that promote or sell shares of the Funds to their clients, or that act as agent in the purchase of shares of the Funds for their clients, when such transactions are in compliance with this policy and AIM believes such Brokers provide best execution.

     Employees of AIM will not attempt to influence other persons in the Equity, Fixed Income or Cash Management Investment departments to engage in conduct that would violate this policy. Persons in the Equity, Fixed Income and Cash Management Investment departments will report to AIM's Chief Compliance Officer (or her designee) any attempts they become aware of by other AIM employees to influence them to violate this policy.

G.   COMMISSION RATES

     1. Use of Guideline Rate - Since it may be impractical or contrary to the best interests of an account for the Trader to seek advance competitive bidding for the commission rate applicable to a particular transaction, the Committee will from time to time set the guideline commission rate ("Guideline Rate") which will be paid on transactions effected by accounts managed by AIM, with the exception of those accounts that have prepaid commissions. This Guideline Rate may be adjusted as provided below.

     2. Considerations in Setting Guideline Rate - AIM believes that its accounts benefit from a securities industry comprised of many and diverse firms and that it is in the best interests of its accounts to have a number of Brokers willing to service such accounts. Accordingly, AIM believes that the interests of its accounts are best served by brokerage policies that include paying a fair commission rather than seeking to force the lowest possible commission rates. AIM also believes that the commission charged on a particular transaction is generally a relatively small part of the total amount of the transaction, and, accordingly, a larger commission may be more than offset by a more favorable execution price on any particular transaction. In addition, AIM believes that a Broker's willingness to undertake a difficult and possibly unprofitable transaction will depend on the overall profitability of such Broker's transactions for AIM's accounts. The Committee will consider these factors, as well as the commission rates generally charged by various Brokers to institutional accounts of various sizes and the aggregate amount of commissions generated in the past and likely to be generated in the future by accounts managed by AIM, in setting the Guideline Rate. Accordingly, the commission actually paid by an account advised by AIM on any particular transaction may not be the lowest available commission.

     3. Adjustments of Guideline Rate for Execution - The Trader may agree to a higher or lower commission rate as appropriate if in a particular transaction the Trader believes that the payment of a commission to the Broker at the Guide-line Rate would result in a commission which is either unreasonably high or unreasonably low based upon the difficulty of the transaction. The Trader may also agree to a higher commission rate as appropriate if the Broker has brought AIM's accounts an unusually favorable trading oppor-tunity. The Trader may make these adjustments if he/she has made a good faith determination that the commission is reasonable in relation to the brokerage services provided by the Broker.

H.   RESEARCH SERVICES

     1. Description of Services - Brokers who effect transactions for AIM's accounts may provide AIM and persons sharing investment discretion with AIM with research and other services. Research services provided to AIM by Brokers supplements AIM's own research. Research services may include the provision of the following types of information: statistical and background information on U.S. and foreign economies, industry groups and individual companies; information supplied by specialized services to AIM and to the boards of directors/trustees of the investment companies advised by AIM with respect to the perfor-mance, investment activities and fees and expenses of other investment companies and/or hedge funds; forecasts and interpretations with respect to U.S. and foreign economies, money markets, fixed income markets, equity markets, securities, specific industry groups and individual companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indexes and investment accounts; electronic communication of trade information; and information concerning prices of securities. Brokers may communicate such information to AIM electronically, orally or in written form. Research services may also include: the provision of custody services; the provision of equipment used to communicate research information; the provision of specialized consultations with AIM personnel with respect to computerized systems and data furnished to AIM as a component of other research services; the arrangement of meetings with management of companies; and the provision of access to consultants who supply research information.

     2. Benefit to AIM Accounts - AIM finds outside research assistance to be useful since the Brokers as a group tend to provide a more in-depth analysis of a broader universe of securities and other matters than AIM's staff follows. In addition, such services provide AIM with a diverse perspective on financial markets. AIM may use research services received through the placement of portfolio transactions of particular clients for the general benefit of all accounts managed by AIM, and in some cases, for the benefit of accounts, which have not placed portfolio transactions for the purpose of obtaining the research. In some cases, research services are available only from the Broker providing such services. In other cases, research services may be obtainable from alternate sources in return for cash payments. AIM believes that because Broker research supplements rather than replaces its research, the receipt of such research does not tend to decrease its expenses, but does tend to improve the quality of its investment advice. However, one could consider AIM's expenses to have been reduced to the extent AIM would have purchased any such research services had such services not been provided by Brokers.

     3. Research Arrangements - Some Brokers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by AIM's accounts. The Committee will approve in advance all arrangements, whether formal or informal, whereby the provision of research services is explicitly dependent on the level of commissions and underwriting concessions generated by AIM's accounts. AIM's Legal Department will approve in advance any written agreements for the provision of research services. All such arrangements, whether oral or in writing, shall be subject to the following conditions:

          (a) The services provided by the Broker must be of benefit to AIM's accounts;

          (b) No such arrangement shall commit an AIM account to pay a specified rate of commission or generate a specified amount of commissions with or make any payments to any Broker; and

          (c) Any arrangement will be subject to the rules of the NASD governing fixed-price underwritings.

     4. Required Findings - Section 28(e) of the Securities Exchange Act of 1934, as amended, requires that when a Broker provides research services, and the adviser executes a trade with that Broker, the adviser must determine in good faith that the amount of commission paid was reasonable in relation to the value of the brokerage and research services provided by the Broker, viewed in terms of either that particular transaction or the adviser's overall responsibility to all of its discretionary accounts. So long as AIM follows the Guideline Rate and determines in all cases that the Guideline Rate, together with any adjustments thereto is reasonable in relation to the brokerage services rendered, no separate decision is necessary for transactions with Brokers who supply research.

I. Client Directed Transactions - On occasion, a client (e.g., separate account, managed wrap, sub-advised) may request or direct, in writing that AIM effect transactions in the client's account through a particular Broker or Brokers. In the case of a client that is not an Employee Retirement Income Security Act ("ERISA") account, AIM will attempt to honor such request only when it can do so consistent with the policy of obtaining best execution, unless the client specifically relieves AIM of the requirement of obtaining best execution. In the case of an ERISA account, AIM will honor such request only when it can do so consistent with the policy of obtaining of best execution and the client certifies to AIM that any services provided by the Broker to the client are for the exclusive benefit of the participants in the ERISA plan.

J. Allocation of Commissions - AIM will execute trades with Brokers based upon the following factors, among others:

     the execution services provided by the Broker, including:

     >>   commitment of Broker capital

     >> Broker's activity in a security (market share and current client supply/demand);

     >>   Broker's experience and skill level; and

     >>   Broker's  ability  to  provide   anonymity  and  quick  response  time
          consistent with applicable law and with section I above

     >>   the research services provided by the Broker; or

     >> with respect to requests by client accounts for which AIM is the sub-advisor that AIM direct brokerage commissions to certain Brokers when such requests are consistent with obtaining best execution, unless the client specifically relieves AIM of the requirement of obtaining best execution.

     Unless otherwise requested in writing by a particular client, AIM will not enter into a binding commitment with Brokers to place trades with such Brokers involving brokerage commissions in precise amounts. However, the Committee will take into consideration Broker indications of a certain level of commissions desired in return for certain research services provided by the Broker.

K.   RECAPTURE OF FEES

     AIM will not seek to recapture for the benefit of its accounts any commissions, fees, brokerage or similar payments paid by the accounts on portfolio transactions (other than as required by law) unless a client specifically directs AIM to seek such recapture for the benefit of that client's account.

                           FRED ALGER MANAGEMENT, INC.


                      PROXY VOTING POLICIES AND PROCEDURES












                   111 FIFTH AVENUE, NEW YORK, NEW YORK 10003
                                  800.223.3810

                           FRED ALGER MANAGEMENT, INC.
                      PROXY VOTING POLICIES AND PROCEDURES
                                TABLE OF CONTENTS

SECTION                                                                   PAGE

I.   Overview...............................................................3

II.  Proxy Voting Process...................................................3

III. Conflicts of Interest..................................................4

IV.  Client Disclosure......................................................4

V. Proxy Voting Guidelines..................................................4

         Operational Issues.................................................4

         Board of Directors Issues..........................................5

         Proxy Contests Issues..............................................7

         Anti-Takeover Defenses and Voting Related Issues...................8

         Mergers and Corporate Restructuring Issues.........................9

         State of Incorporation Issues......................................11

         Capital Structure Issues...........................................13

         Executive and Director Compensation Issues.........................14

         Social and Environmental Issues....................................17

         Mutual Fund Proxy Issues...........................................24

VI. How to Obtain Further Information.......................................28

I.   OVERVIEW

Fred Alger Management, Inc. ("Alger"), an investment adviser registered under the Investment Advisers Act of 1940, as amended, has discretionary authority over its clients' accounts and is responsible for voting proxies of securities held in certain client accounts. Alger views the responsibility its clients have entrusted to it seriously and has developed policies and procedures to ensure that proxies are voted in its clients' best interests.

Rule 206(4)-6 of the Investment Advisers Act of 1940, requires that registered investment advisers, which have discretionary authority to vote the proxies held in their clients' accounts, adopt and implement written policies and procedures reasonably designed to ensure that they vote proxies in the best interests of their clients; describe their proxy voting policies and procedures to their clients and upon request, provide copies of such policies and procedures; and disclose to clients how they may obtain information on how the investment adviser voted their proxies.

Rule 204-2 of the Investment Advisers Act of 1940, as amended, requires that registered investment advisers maintain records of their proxy voting policies and procedures; proxy statements received; votes cast on behalf of clients; client requests for proxy voting information; and documents prepared by the investment adviser that were material to making a voting decision.

II.  PROXY VOTING PROCESS

The Senior Vice President of Alger's Account Administration Department is responsible for the overall supervision of the proxy voting process; setting up new accounts; determining the accounts for which Alger has proxy voting responsibilities; and maintaining appropriate proxy voting policies and procedures and records.

Pursuant to contractual agreements with Alger, certain clients authorize Alger to vote the proxies of securities held in the clients' accounts and permit Alger to delegate its proxy voting authority on their behalf. Alger has delegated its proxy voting authority for such clients to Institutional Shareholder Services, Inc. ("ISS"), a leading proxy voting service provider, to vote the proxies in such accounts. ISS, a registered investment adviser, issues voting recommendations and casts votes on the proxies based strictly on the pre-determined voting guidelines described below. Other clients authorize Alger to vote proxies on their behalf, but do not permit Alger to delegate its proxy voting authority. In such cases, a designated Alger analyst determines how to vote the proxies based on the pre-determined voting guidelines. Additionally, some clients may have their own specific proxy voting guidelines. For such clients, a designated Alger analyst determines the votes for these accounts in accordance with the clients' specific voting guidelines based on ISS' recommendations or delegates the voting authority to ISS, based on the clients' instructions.

Alger maintains records of its proxy voting policies and procedures. Alger or ISS, on Alger's behalf, maintains records of proxy statements received; votes cast on behalf of clients; client requests for proxy voting information; and documents prepared by the respective investment adviser that were material to making a voting decision. Such records will be maintained in an easily accessible place for a period of not less than 5 years in an appropriate office of Alger or ISS. In the event that ISS maintains such records, ISS will provide such records to Alger promptly, upon Alger's request.

III. CONFLICTS OF INTEREST

ISS issues voting recommendations and casts proxy votes strictly in accordance with pre-determined proxy voting guidelines, which Alger believes are in the best interests of its clients. ISS will recuse itself from voting proxies when it has a material conflict of interest with the company whose proxies are at issue. In such cases, a designated Alger analyst will vote those proxies strictly in accordance with pre-determined proxy voting guidelines with due consideration for the clients' best interests. The designated Alger analyst is required to certify in writing that to the best of his knowledge and belief, neither he nor Alger have a material conflict of interest with the company whose proxies are at issue. If a material conflict of interest exists, the voting determination is made by the Alger Proxy Voting Committee, composed of Alger's Senior Vice President of Compliance, Alger's Senior Vice President of Account Administration and an Alger Senior Analyst.

The adherence to pre-determined proxy voting guidelines by Alger and ISS and the establishment of the Alger Proxy Voting Committee help avoid conflicts of interests and help ensure that proxy votes are cast in accordance with the best interests of Alger's clients. Additionally, Alger monitors ISS' proxy voting policies and procedures on a quarterly basis to ensure that the proxies are voted in the best interests of its clients.

IV.  CLIENT DISCLOSURE

Alger will provide its clients with a description of its proxy voting policies and procedures; disclose to clients that they may obtain the actual proxy voting policies and procedures by accessing Alger's website, HTTP://WWW.ALGER.COM or by calling toll-free, (800) 223-3810; and disclose to clients that they may obtain information about how the investment adviser voted their proxies by calling toll-free, (800) 223-3810. Such description and disclosure will be provided by mail. New clients will be provided with the description and disclosure along with their account application. The Senior Vice President of Alger's Account Administration Department will provide clients with records of how the investment adviser voted their proxies, upon request.

V.   PROXY VOTING GUIDELINES

The following are the pre-determined proxy voting guidelines used by Alger and ISS in making proxy voting decisions for client accounts.

     1.   OPERATIONAL ISSUES

          ADJOURN MEETING

          Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

          AMEND QUORUM REQUIREMENTS

          Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding, unless there are compelling reasons to support the proposal.

          AMEND MINOR BYLAWS

          Vote FOR bylaw or charter changes that are of a housekeeping nature (i.e. updates or corrections).

          CHANGE COMPANY NAME

          Vote FOR proposals to change the corporate name.

          CHANGE DATE, TIME OR LOCATION OF ANNUAL MEETING

          Vote FOR management proposals to change the date, time or location of the annual meeting, unless the proposed change is unreasonable. Vote AGAINST shareholder proposals to change the date, time or location of the annual meeting, unless the current scheduling or location is unreasonable.

          RATIFYING AUDITORS

          Vote FOR proposals to ratify auditors, unless any of the following apply:

          o An auditor has a financial interest in or association with the company and is, therefore, not independent

          o    Fees for non-audit services are excessive, or

          o There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position

          Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services. Vote FOR shareholder proposals asking for audit firm rotation, unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company.

          TRANSACT OTHER BUSINESS

          Vote AGAINST proposals to approve other business when it appears as a voting item.


     2.   BOARD OF DIRECTORS ISSUES

          VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions takeover activity, long-term company performance relative to a market index directors' investment in the company, whether the chairman is also serving as CEO and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being WITHHELD. These instances include directors who:

          o Attend less than 75 percent of the board and committee meetings without a valid excuse

          o    Implement or renew a dead-hand or modified dead-hand poison pill

          o Ignore a shareholder proposal that is approved by a majority of the shares outstanding

          o Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

          o Failed to act on takeover offers where the majority of the shareholders tendered their shares

          o Are inside directors or affiliated outsiders and sit on the audit, compensation, or nominating committees

          o Are inside directors or affiliated outsiders and the full board serves as the audit, compensation or nominating committee or the company does not have one of these committees

          o Are audit committee members and the non-audit fees paid to the auditor are excessive

          In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to WITHHOLD votes.

          AGE LIMITS

          Vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.

          BOARD SIZE

          Vote FOR proposals seeking to fix the board size or designate a range for the board size. Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

          CLASSIFICATION/DECLASSIFICATION OF THE BOARD

          Vote AGAINST proposals to classify the board.

          Vote FOR proposals to repeal classified boards and to elect all directors annually.

          CUMULATIVE VOTING

          Vote AGAINST proposals to eliminate cumulative voting. Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

          DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

          Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard. Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care. Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply: o The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and o Only if the director's legal expenses would be covered

          ESTABLISH/AMEND NOMINEE QUALIFICATIONS

          Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board. Vote AGAINST shareholder proposals requiring two candidates per board seat.

          FILLING VACANCIES/REMOVAL OF DIRECTORS

          Vote AGAINST proposals that provide that directors may be removed only for cause. Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

          Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies. Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

          INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

          Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, the following factors should be taken into account in determining whether the proposal warrants support: o Designated lead director appointed from the ranks of the independent board members with clearly delineated duties

          o    Majority of independent directors on board

          o    All-independent key committees

          o    Committee chairpersons nominated by the independent directors

          o CEO performance reviewed annually by a committee of outside directors

          o    Established governance guidelines

          o    Company performance

          MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

          Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS' definition of independence.

          Vote FOR shareholder proposals asking that board audit, compensation and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

          STOCK OWNERSHIP REQUIREMENTS

          Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

          TERM LIMITS

          Vote AGAINST shareholder proposals to limit the tenure of outside directors.

     3.   PROXY CONTEST ISSUES

          VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

          Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the following factors: o Long-term financial performance of the target company relative to its industry; management's track record

          o    Background to the proxy contest

          o    Qualifications of director nominees (both slates)

          o Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions

          REIMBURSING PROXY SOLICITATION EXPENSES

          Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, ISS also recommends voting for reimbursing proxy solicitation expenses.

          CONFIDENTIAL VOTING

          Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived. Vote FOR management proposals to adopt confidential voting.


     4.   ANTI-TAKEOVER DEFENSES AND VOTING RELATED ISSUES

          ADVANCE NOTICE REQUIREMENTS FOR SHAREHOLDER PROPOSALS/NOMINATIONS

          Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

          AMEND BYLAWS WITHOUT SHAREHOLDER CONSENT

          Vote AGAINST proposals giving the board exclusive authority to amend the bylaws. Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

          POISON PILLS

          Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill. Review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

          SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

          Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent. Vote FOR proposals to allow or make easier shareholder action by written consent.

          SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

          Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings. Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

          SUPERMAJORITY VOTE REQUIREMENTS

          Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.


     5.   MERGERS AND CORPORATE RESTRUCTURING ISSUES

          APPRAISAL RIGHTS

          Vote FOR proposals to restore or provide shareholders with rights of appraisal.

          ASSET PURCHASES

          Vote  CASE-BY-CASE  on  asset  purchase  proposals,   considering  the
          following factors:

          o    Purchase price

          o    Fairness opinion

          o    Financial and strategic benefits

          o    How the deal was negotiated

          o    Conflicts of interest

          o    Other alternatives for the business

          o    Noncompletion risk

          ASSET SALES

          Votes on asset sales should be  determined  on a  CASE-BY-CASE  basis,
          considering   the   following   factors:

          o    Impact on the balance sheet/working capital

          o    Potential elimination of diseconomies

          o    Anticipated financial and operating benefits

          o    Anticipated use of funds

          o    Value received for the asset o Fairness opinion

          o    How the deal was negotiated o Conflicts of interest

          BUNDLED PROPOSALS

          Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

          CONVERSION OF SECURITIES

          Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties and conflicts of interest.

          Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

          CORPORATE  REORGANIZATION/DEBT   RESTRUCTURING/PREPACKAGED  BANKRUPTCY
          PLANS/REVERSE LEVERAGED BUYOUTS/WRAP PLANS

          Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:

          o    Dilution to existing shareholders' position

          o    Terms of the offer

          o    Financial issues

          o    Management's efforts to pursue other alternatives

          o    Control issues

          o    Conflicts of interest

          Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

          FORMATION OF HOLDING COMPANY

          Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:

          o    The reasons for the change

          o    Any financial or tax benefits

          o    Regulatory benefits

          o    Increases in capital structure

          o    Changes to the articles of incorporation or bylaws of the company

          Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

          o Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure model

          o    Adverse changes in shareholder rights

          GOING PRIVATE TRANSACTIONS (LBOS AND MINORITY SQUEEZEOUTS)

          Vote going private transactions on a CASE-BY-CASE basis, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered and noncompletion risk.

          JOINT VENTURES

          Vote CASE-BY-CASE on proposals to form joint ventures, taking into account the following: percentage of assets/business contributed, percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives and noncompletion risk.

          LIQUIDATIONS

          Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets and the compensation plan for executives managing the liquidation. Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

          MERGERS AND ACQUISITIONS/ ISSUANCE OF SHARES TO FACILITATE MERGER OR ACQUISITION

          Votes  on  mergers  and   acquisitions   should  be  considered  on  a
          CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:

          o Prospects of the combined company; anticipated financial and operating benefits

          o    Offer price

          o    Fairness opinion

          o    How the deal was negotiated

          o    Changes in corporate governance

          o    Change in the capital structure

          o    Conflicts of interest

          PRIVATE PLACEMENTS/WARRANTS/CONVERTIBLE DEBENTURES

          Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review: dilution to existing shareholders' position, terms of the offer, financial issues, management's efforts to pursue other alternatives, control issues and conflicts of interest.

          Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

          SPIN-OFFS

          Votes on spin-offs should be considered on a CASE-BY-CASE basis depending on:

          o    Tax and regulatory advantages

          o    Planned use of the sale proceeds

          o    Valuation of spin-off

          o    Fairness opinion

          o    Benefits to the parent company

          o    Conflicts of interest

          o    Managerial incentives

          o    Corporate governance changes

          o    Changes in the capital structure

          VALUE MAXIMIZATION PROPOSALS

          Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management; strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution and whether company is actively exploring its strategic options, including retaining a financial advisor.


     6.   STATE OF INCORPORATION ISSUES

          CONTROL SHARE ACQUISITION PROVISIONS

          Vote FOR proposals to opt out of control share acquisition statutes, unless doing so would enable the completion of a takeover that would be detrimental to shareholders. Vote AGAINST proposals to amend the charter to include control share acquisition provisions. Vote FOR proposals to restore voting rights to the control shares.

          CONTROL SHARE CASHOUT PROVISIONS

          Vote FOR proposals to opt out of control share cashout statutes.

          DISGORGEMENT PROVISIONS

          Vote FOR proposals to opt out of state disgorgement provisions.

          FAIR PRICE PROVISIONS

          Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision and the mechanism for determining the fair price.

          Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

          FREEZEOUT PROVISIONS

          Vote FOR proposals to opt out of state freezeout provisions.

          GREENMAIL

          Vote FOR proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments. Review on a CASE-BY-CASE basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

          REINCORPORATION PROPOSALS

          Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

          STAKEHOLDER PROVISIONS

          Vote AGAINST proposals that ask the board to consider nonshareholder constituencies or other nonfinancial effects when evaluating a merger or business combination.

          STATE ANTI-TAKEOVER STATUTES

          Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions and disgorgement provisions).

     7.   CAPITAL STRUCTURE ISSUES

          ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

          Vote FOR management proposals to reduce the par value of common stock.

          COMMON STOCK AUTHORIZATION

          Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS. Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

          DUAL-CLASS STOCK

          Vote AGAINST proposals to create a new class of common stock with superior voting rights. Vote FOR proposals to create a new class of nonvoting or subvoting common stock if: o It is intended for financing purposes with minimal or no dilution to current shareholders o It is not designed to preserve the voting power of an insider or significant shareholder

          ISSUE STOCK FOR USE WITH RIGHTS PLAN

          Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

          PREEMPTIVE RIGHTS

          Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company, the characteristics of its shareholder base and the liquidity of the stock.

          PREFERRED STOCK

          Vote  AGAINST  proposals  authorizing  the  creation of new classes of
          preferred  stock  with  unspecified   voting,   conversion,   dividend
          distribution and other rights ("blank check" preferred stock).

          Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense). Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock appear reasonable.

          Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

          Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

          RECAPITALIZATION

          Vote CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following: more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest and other alternatives considered.

          REVERSE STOCK SPLITS

          Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Vote FOR management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

          SHARE REPURCHASE PROGRAMS

          Vote  FOR  management   proposals  to  institute   open-market   share
          repurchase plans in which all shareholders may participate on equal terms.

          STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

          Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

          TRACKING STOCK

          Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans and other alternatives such as spin-off.


     8.   EXECUTIVE AND DIRECTOR COMPENSATION ISSUES

          Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. ISS' methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

          ISS' model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to executives, adjusted for:

          o    Long-term  corporate   performance  (on  an  absolute  basis  and
               relative to a standard industry peer group and an appropriate market index),

          o    Cash compensation, and

          o    Categorization of the company as emerging, growth or mature

          These adjustments are pegged to market capitalization. ISS will continue to examine other features of proposed pay plans such as administration, payment terms, plan duration and whether the administering committee is permitted to reprice underwater stock options without shareholder approval.

          DIRECTOR COMPENSATION

          Votes on compensation plans for directors are determined on a CASE-BY-CASE basis, using a proprietary, quantitative model developed by ISS.

          STOCK PLANS IN LIEU OF CASH

          Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis. Vote FOR plans which provide a dollar-for-dollar cash for stock exchange. Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

          DIRECTOR RETIREMENT PLANS

          Vote AGAINST retirement plans for nonemployee directors. Vote FOR shareholder proposals to eliminate retirement plans for nonemployee directors.

          MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

          Votes on management  proposals seeking approval to reprice options are
          evaluated  on  a  CASE-BY-CASE  basis  giving   consideration  to  the
          following:

          o    Historic trading patterns

          o    Rationale for the repricing

          o    Value-for-value exchange

          o    Option vesting

          o    Term of the option

          o    Exercise price

          o    Participation

          EMPLOYEE STOCK PURCHASE PLANS

          Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis. Vote FOR employee stock purchase plans where all of the following apply:

          o    Purchase price is at least 85 percent of fair market value

          o    Offering period is 27 months or less, and

          o    Potential voting power dilution (VPD) is ten percent or less

          Vote AGAINST employee stock purchase plans where any of the following apply:

          o    Purchase price is less than 85 percent of fair market value, or

          o    Offering period is greater than 27 months, or

          o    VPD is greater than ten percent

          INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS (OBRA-RELATED COMPENSATION PROPOSALS)

          Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m). Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

          Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

          Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

          EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

          Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

          401(K) EMPLOYEE BENEFIT PLANS

          Vote FOR proposals to implement a 401(k) savings plan for employees.

          SHAREHOLDER PROPOSALS REGARDING EXECUTIVE AND DIRECTOR PAY

          Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry and is not unduly burdensome to the company.

          Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation. Vote AGAINST shareholder proposals requiring director fees be paid in stock only. Vote FOR shareholder proposals to put option repricings to a shareholder vote. Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry and long-term corporate outlook.

          OPTION EXPENSING

          Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.

          PERFORMANCE-BASED STOCK OPTIONS

          Vote  CASE-BY-CASE  on  shareholder  proposals  advocating  the use of
          performance-based   stock   options   (indexed,   premium-priced   and
          performance-vested options), taking into account:

          o    Whether   the    proposal    mandates    that   ALL   awards   be
               performance-based

          o Whether the proposal extends beyond executive awards to those of lower-ranking employees

          o Whether the company's stock-based compensation plans meet ISS' SVT criteria and do not violate ISS' repricing guidelines

          GOLDEN AND TIN PARACHUTES

          Vote FOR shareholder proposals to require golden and tin parachutes (executive severance agreements) to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden or tin parachutes. An acceptable parachute should include the following:

          o    The  parachute   should  be  less   attractive  than  an  ongoing
               employment opportunity with the firm

          o    The  triggering   mechanism  should  be  beyond  the  control  of
               management

          o The amount should not exceed three times base salary plus guaranteed benefits

     9.   SOCIAL AND ENVIRONMENTAL ISSUES

          CONSUMER ISSUES AND PUBLIC SAFETY ANIMAL RIGHTS

          Vote CASE-BY-CASE on proposals to phase out the use of animals in product testing, taking into account:

          o The nature of the product and the degree that animal testing is necessary or federally mandated (such as medical products)

          o The availability and feasibility of alternatives to animal testing to ensure product Safety, and

          o The degree that competitors are using animal-free testing. Generally vote FOR proposals seeking a report on the company's animal welfare standards unless:

          o The company has already published a set of animal welfare standards and monitors compliance

          o The company's standards are comparable to or better than those of peer firms, and

          o There are no serious controversies surrounding the company's treatment of animals

          DRUG PRICING

          Vote CASE-BY-CASE on proposals asking the company to implement price restraints on pharmaceutical products, taking into account:

          o    Whether the proposal focuses on a specific drug and region

          o Whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in terms of reduced profits, lower R&D spending and harm to competitiveness

          o The extent that reduced prices can be offset through the company's marketing budget without affecting R&D spending

          o Whether the company already limits price increases of its products

          o    Whether   the    company    already    contributes    life-saving
               pharmaceuticals to the needy and Third World countries

          o    The extent that peer companies implement price restraints

          GENETICALLY MODIFIED FOODS

          Vote CASE-BY-CASE on proposals to label genetically modified (GMO) ingredients voluntarily in the company's products, or alternatively to provide interim labeling and eventually eliminate GMOs, taking into account:

          o    The costs and feasibility of labeling and/or phasing out

          o The nature of the company's business and the proportion of it affected by the proposal

          o The proportion of company sales in markets requiring labeling or GMO-free products

          o    The extent that peer companies label or have eliminated GMOs

          o Competitive benefits, such as expected increases in consumer demand for the company's products

          o The risks of misleading consumers without federally mandated, standardized labeling

          o    Alternatives to labeling employed by the company

          Vote FOR proposals asking for a report on the feasibility of labeling products containing GMOs. Vote AGAINST proposals to completely phase out GMOs from the company's products. Such resolutions presuppose that there are proven health risks to GMOs--an issue better left to federal regulators--which outweigh the economic benefits derived from biotechnology.

          Vote   CASE-BY-CASE  on  reports  outlining  the  steps  necessary  to eliminate GMOs from the company's products, taking into account:

          o The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution

          o    The extent that peer companies have eliminated GMOs

          o The extent that the report would clarify whether it is viable for the company to eliminate GMOs from its products

          o Whether the proposal is limited to a feasibility study or additionally seeks an action plan and timeframe actually to phase out GMOs

          o The percentage of revenue derived from international operations, particularly in Europe, where GMOs are more regulated

          Vote AGAINST proposals seeking a report on the health and environmental effects of GMOs and the company's strategy for phasing out GMOs in the event they become illegal in the United States.
          Studies of this sort are better undertaken by regulators and the scientific community. If made illegal in the United States, genetically modified crops would automatically be recalled and phased out.

          HANDGUNS

          Generally vote AGAINST requests for reports on a company's policies aimed at curtailing gun violence in the United States, unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

          PREDATORY LENDING

          Vote CASE-BY-CASE on requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:

          o Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices

          o Whether the company has adequately disclosed the financial risks of its subprime business

          o Whether the company has been subject to violations of lending laws or serious lending controversies

          o    Peer companies' policies to prevent abusive lending practices


          TOBACCO

          Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors: Second-hand smoke:

          o Whether the company complies with all local ordinances and regulations

          o The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness

          o    The risk of any health-related liabilities Advertising to youth:

          o Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations

          o Whether the company has gone as far as peers in restricting advertising

          o Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth

          o Whether restrictions on marketing to youth extend to foreign countries Cease production of tobacco-related products or avoid selling products to tobacco companies:

          o    The percentage of the company's business affected

          o    The  economic  loss  of  eliminating   the  business  versus  any
               potential tobacco-related liabilities Spin-off tobacco-related businesses:

                    o    The percentage of the company's business affected

                    o    The feasibility of a spin-off

                    o Potential future liabilities related to the company's tobacco business

          Stronger product warnings:

          Vote  AGAINST  proposals  seeking  stronger  product  warnings.   Such
          decisions are better left to public health authorities.

          Investment in tobacco stocks:

          Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

          ENVIRONMENT AND ENERGY

          ARCTIC NATIONAL WILDLIFE REFUGE

          Vote CASE-BY-CASE on reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR), taking into account:

          o    Whether there are publicly available environmental impact reports

          o Whether the company has a poor environmental track record, such as violations of federal and state regulations or accidental spills, and

          o    The current status of legislation regarding drilling in ANWR

          CERES PRINCIPLES

          Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:

          o The company's current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES

          o    The  company's   environmental   performance  record,   including
               violations of federal and state regulations, level of toxic emissions and accidental spills

          o Environmentally conscious practices of peer companies, including endorsement of CERES

          o    Costs of membership and implementation

          ENVIRONMENTAL REPORTS

          Generally  vote FOR  requests  for reports  disclosing  the  company's
          environmental   policies   unless  it  already   has   well-documented
          environmental management systems that are available to the public.

          GLOBAL WARMING

          Generally vote FOR reports on the level of greenhouse gas emissions from the company's operations and products, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business.
          However,  additional  reporting  may be warranted  if:

          o The company's level of disclosure lags that of its competitors, or

          o The company has a poor environmental track record, such as violations of federal and state regulations

          RECYCLING

          Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

          o    The nature of the company's business and the percentage affected

          o    The extent that peer companies are recycling

          o    The timetable prescribed by the proposal

          o    The costs and methods of implementation

          o Whether the company has a poor environmental track record, such as violations of federal and state regulations

          RENEWABLE ENERGY

          Vote CASE-BY-CASE on proposals to invest in renewable energy sources, taking into account:

          o    The nature of the company's business and the percentage affected

          o The extent that peer companies are switching from fossil fuels to cleaner sources

          o    The timetable and specific action prescribed by the proposal

          o    The costs of implementation

          o    The company's initiatives to address climate change

          Generally vote FOR requests for reports on the feasibility of developing renewable energy sources, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business.

          GENERAL CORPORATE ISSUES

          LINK EXECUTIVE COMPENSATION TO SOCIAL PERFORMANCE

          Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending and executive/employee pay disparities. Such resolutions should be evaluated in the context of:

          o    The relevance of the issue to be linked to pay

          o The degree that social performance is already included in the company's pay structure and disclosed

          o The degree that social performance is used by peer companies in setting pay

          o Violations or complaints filed against the company relating to the particular social performance measure

          o Artificial limits sought by the proposal, such as freezing or capping executive pay

          o Independence of the compensation committee o Current company pay levels

          CHARITABLE/POLITICAL CONTRIBUTIONS

          Generally  vote  AGAINST   proposals  asking  the  company  to  affirm
          political nonpartisanship in the workplace so long as:

          o The company is in compliance with laws governing corporate political activities, and

          o The company has procedures in place to ensure that employee contributions to company-sponsored political action committees
               (PACs) are strictly voluntary and not coercive

          Vote AGAINST proposals to report or publish in newspapers the company's political contributions. Federal and state laws restrict the amount of corporate contributions and include reporting requirements.

          Vote AGAINST proposals disallowing the company from making political contributions. Businesses are affected by legislation at the federal, state and local level and barring contributions can put the company at a competitive disadvantage. Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing or gross negligence, management should determine which contributions are in the best interests of the company. Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

          LABOR STANDARDS AND HUMAN RIGHTS

          CHINA PRINCIPLES

          Vote AGAINST proposals to implement the China Principles unless:

          o There are serious controversies surrounding the company's China operations, and

          o    The  company  does  not  have a code of  conduct  with  standards
               similar  to  those   promulgated  by  the   International   Labor
               Organization (ILO)

          COUNTRY-SPECIFIC HUMAN RIGHTS REPORTS

          Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on:

          o    The nature and amount of company business in that country

          o  The  company's   workplace  code  of  conduct

          o    Proprietary and confidential information involved

          o Company compliance with U.S. regulations on investing in the country

          o    Level of peer company involvement in the country

          INTERNATIONAL CODES OF CONDUCT/VENDOR STANDARDS

          Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:

          o The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent

          o Agreements with foreign suppliers to meet certain workplace standards

          o Whether company and vendor facilities are monitored and if so, how

          o    Company participation in fair labor organizations

          o    Type of business

          o    Proportion of business conducted overseas

          o    Countries of operation with known human rights abuses

          o Whether the company has been recently involved in significant labor and human rights controversies or violations

          o    Peer company standards and practices

          o    Union presence in company's international factories

          Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:

          o The company does not operate in countries with significant human rights violations

          o    The  company  has  no  recent  human  rights   controversies   or
               violations, or

          o The company already publicly discloses information on its vendor standards compliance

          MACBRIDE PRINCIPLES

          Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:

          o Company compliance with or violations of the Fair Employment Act of 1989

          o Company antidiscrimination policies that already exceed the legal requirements

          o    The cost and feasibility of adopting all nine principles

          o The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles)

          o    The potential for charges of reverse discrimination

          o The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted

          o    The level of the company's investment in Northern Ireland

          o    The number of company employees in Northern Ireland

          o    The  degree  that  industry   peers  have  adopted  the  MacBride
               Principles

          o Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles

          MILITARY BUSINESS

          FOREIGN MILITARY SALES/OFFSETS

          Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

          LANDMINES AND CLUSTER BOMBS

          Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:

          o Whether the company has in the past manufactured landmine components

          o Whether the company's peers have renounced future production Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:

          o    What weapons classifications the proponent views as cluster bombs

          o Whether the company currently or in the past has manufactured cluster bombs or their components

          o    The percentage of revenue derived from cluster bomb manufacture

          o    Whether the company's peers have renounced future production

          NUCLEAR WEAPONS

          Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses and withdrawal from these contracts could have a negative impact on the company's business.

          SPACED-BASED WEAPONIZATION

          Generally vote FOR reports on a company's  involvement in spaced-based
          weaponization,   unless:

          o    The information is already publicly available, or

          o    The disclosures sought could compromise proprietary information

          WORKPLACE DIVERSITY

          BOARD DIVERSITY

          Generally vote FOR reports on the company's efforts to diversify the board, unless:

          o The board composition is reasonably inclusive in relation to companies of similar size and business, or

          o The board already reports on its nominating procedures and diversity initiatives

          Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:

          o    The degree of board diversity

          o    Comparison with peer companies

          o    Established process for improving board diversity

          o    Existence of independent nominating committee

          o    Use of outside search firm

          o    History of EEO violations

          EQUAL EMPLOYMENT OPPORTUNITY (EEO)

          Generally vote FOR reports outlining the company's affirmative action initiatives, unless all of the following apply:

          o    The company has well-documented equal opportunity programs

          o    The  company  already   publicly   reports  on  its  company-wide
               affirmative initiatives and provides data on its workforce diversity, and

          o    The company has no recent EEO-related violations or litigation

          Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

          GLASS CEILING

          Generally vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless:

          o The composition of senior management and the board is fairly inclusive

          o The company has well-documented programs addressing diversity initiatives and leadership development

          o The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

          o The company has had no recent, significant EEO-related violations or litigation

          SEXUAL ORIENTATION

          Vote CASE-BY-CASE on proposals to amend the company's EEO policy to include sexual orientation, taking into account:

          o Whether the company's EEO policy is already in compliance with federal, state and local laws

          o    Whether  the  company  has  faced  significant  controversies  or
               litigation   regarding   unfair  treatment  of  gay  and  lesbian
               employees

          o The industry norm for including sexual orientation in EEO statements

          o Existing policies in place to prevent workplace discrimination based on sexual orientation

          Vote AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefit decisions should be left to the discretion of the company.


     10.  MUTUAL FUND PROXY ISSUES

          ELECTION OF DIRECTORS

          Vote to elect directors on a CASE-BY-CASE basis, considering the following factors:

          o    Board structure

          o    Director independence and qualifications

          o    Attendance at board and committee meetings

          Votes should be withheld from directors who:

          o Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent.

          o Ignore a shareholder proposal that is approved by a majority of shares outstanding

          o Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

          o Are interested directors and sit on the audit or nominating committee, or

          o Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees

          CONVERT CLOSED-END FUND TO OPEN-END FUND

          Vote conversion proposals on a CASE-BY-CASE basis, considering the following factors:

          o    Past performance as a closed-end fund

          o    Market in which the fund invests

          o    Measures taken by the board to address the discount

          o    Past  shareholder  activism,  board  activity

          o    Votes on related proposals

          PROXY CONTESTS

          Votes on proxy contests should be determined on a CASE-BY-CASE basis, considering the following factors:

          o    Past performance relative to its peers

          o    Market in which fund invests

          o    Measures taken by the board to address the issues

          o Past shareholder activism, board activity and votes on related proposals

          o    Strategy of the incumbents versus the dissidents

          o    Independence of directors

          o Experience and skills of director candidates o Governance profile of the company

          o    Evidence of management entrenchment

          INVESTMENT ADVISERY AGREEMENTS

          Votes on investment advisery agreements should be determined on a CASE-BY-CASE basis, considering the following factors:

          o    Proposed and current fee schedules

          o    Fund category/investment objective

          o    Performance benchmarks

          o    Share price performance compared to peers

          o    Resulting fees relative to peers

          o    Assignments (where the adviser undergoes a change of control)

          APPROVE NEW CLASSES OR SERIES OF SHARES

          Vote FOR the establishment of new classes or series of shares.

          PREFERRED STOCK PROPOSALS

          Votes on the authorization for or increase in preferred shares should be determined on a CASE-BY-CASE basis, considering the following factors:

          o    Stated specific financing purpose

          o    Possible dilution for common shares

          o    Whether the shares can be used for anti-takeover purposes

          1940 ACT POLICIES

          Votes on 1940 Act policies should be determined on a CASE-BY-CASE basis, considering the following factors:

          o    Potential competitiveness

          o    Regulatory developments

          o    Current and potential returns

          o    Current and potential risk

          Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

          CHANGE FUNDAMENTAL RESTRICTION TO NONFUNDAMENTAL

          RESTRICTION

          Proposals to change a fundamental restriction to a nonfundamental restriction should be evaluated on a CASE-BY-CASE basis, considering the following factors:

          o    The fund's target investments

          o    The reasons given by the fund for the change

          o    The projected impact of the change on the portfolio

          CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NONFUNDAMENTAL

          Vote AGAINST proposals to change a fund's fundamental investment objective to nonfundamental.

          NAME CHANGE PROPOSALS

          Votes on name change proposals should be determined on a CASE-BY-CASE basis, considering the following factors:

          o    Political/economic changes in the target market

          o    Consolidation in the target market

          o    Current asset composition

          CHANGE IN FUND'S SUBCLASSIFICATION

          Votes on changes in a fund's subclassification should be determined on a CASE-BY-CASE basis, considering the following factors:

          o    Potential competitiveness

          o    Current and potential returns

          o    Risk of concentration

          o    Consolidation in target industry

          DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION

          Vote  these  proposals  on  a  CASE-BY-CASE  basis,   considering  the
          following factors:

          o    Strategies employed to salvage the company

          o    The fund's past performance

          o    Terms of the liquidation

          CHANGES TO THE CHARTER DOCUMENT

          Votes on changes to the charter document should be determined on a CASE-BY-CASE basis, considering the following factors:

          o    The degree of change implied by the proposal

          o    The efficiencies that could result

          o    The state of incorporation

          o    Regulatory standards and implications

          Vote AGAINST any of the following changes:

          o Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series

          o Removal of shareholder approval requirement for amendments to the new declaration of trust

          o Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act

          o Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares

          o Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements

          o    Removal  of  shareholder   approval  requirement  to  change  the
               domicile of the fund

          CHANGE THE FUND'S DOMICILE

          Vote  reincorporations  on  a  CASE-BY-CASE  basis,   considering  the
          following factors:

          o    Regulations of both states

          o    Required fundamental policies of both states

          o    Increased flexibility available

          AUTHORIZE  THE  BOARD  TO  HIRE  AND  TERMINATE   SUBADVISORS  WITHOUT
          SHAREHOLDER APPROVAL

          Vote  AGAINST  proposals   authorizing  the  board  to  hire/terminate
          subadvisors without shareholder approval.

          DISTRIBUTION AGREEMENTS

          Vote  these  proposals  on  a  CASE-BY-CASE  basis,   considering  the
          following factors:

          o    Fees charged to comparably sized funds with similar objectives

          o    The proposed distributor's reputation and past performance

          o    The competitiveness of the fund in the industry

          o    Terms of the agreement

          MASTER-FEEDER STRUCTURE

          Vote FOR the establishment of a master-feeder structure.

          MERGERS

          Vote merger proposals on a CASE-BY-CASE basis, considering the following factors:

          o    Resulting fee structure

          o    Performance of both funds

          o    Continuity of management personnel

          o Changes in corporate governance and their impact on shareholder rights

          SHAREHOLDER PROPOSALS TO ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT

          Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

          SHAREHOLDER PROPOSALS TO REIMBURSE PROXY SOLICITATION EXPENSES

          Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, ISS also recommends voting for reimbursing proxy solicitation expenses.

          SHAREHOLDER PROPOSALS TO TERMINATE INVESTMENT ADVISER

          Vote to terminate the investment adviser on a CASE-BY-CASE basis, considering the following factors:

          o    Performance of the fund's NAV

          o    The fund's history of shareholder relations

          o    The performance of other funds under the adviser's management


V.   HOW TO OBTAIN FURTHER INFORMATION

Clients may obtain Fred Alger Management, Inc.'s Proxy Voting Policies and Procedures by accessing Alger's website, HTTP://WWW.ALGER.COM or by calling toll-free, (800) 223-3810. Clients may obtain information about how the investment adviser voted proxies by calling toll-free, (800) 223-3810. These materials will be mailed to clients upon request.

                          EAGLE ASSET MANAGEMENT, INC.

                       PROXY VOTING POLICY AND GUIDELINES

     The exercise of proxy voting rights is an important element in the successful management of clients' investments. Eagle Asset Management recognizes its fiduciary responsibility to vote proxies solely in the best interests of both its ERISA and non-ERISA clients. We have therefore adopted the following proxy voting guidelines as a part of our overall goal of maximizing the growth of our clients' assets.

     Eagle generally votes proxies in furtherance of the long-term economic value of the underlying securities. We consider each proxy proposal on its own merits, and we make an independent determination of the advisability of supporting or opposing management's position. We believe that the recommendations of management should be given substantial weight, but we will not support management proposals which we believe are detrimental to the underlying value of our clients' positions.

     We usually oppose proposals which dilute the economic interest of shareholders, and we also oppose those that reduce shareholders' voting rights or otherwise limit their authority. With respect to takeover offers, Eagle calculates a "going concern" value for every holding. If the offer approaches or exceeds our value estimate, we will generally vote for the merger, acquisition or leveraged buy-out.

     The following guidelines deal with a number of specific issues, particularly in the area of corporate governance. While they are not exhaustive, they do provide a good indication of Eagle's general approach to a wide range of issues. A list of Eagle's detailed voting guidelines is attached as APPENDIX A and incorporates routine and non-routine proxy issues. On occasion we may vote a proxy otherwise than suggested by the guidelines, but departures from the guidelines will be rare, and we will explain the basis for such votes in our reports to clients.

     If you have any questions about these guidelines, or about how we voted, or may vote, on a particular issue, please contact our Compliance Department at 1-800-237-3101.

I.   DIRECTORS AND AUDITORS

     Eagle generally supports the management slate of directors, although we may withhold our votes if the board has adopted excessive anti-takeover measures. (App. R1)

     We favor inclusion of the selection of auditors on the proxy as a matter for shareholder ratification. As a general rule, in the absence of any apparent conflict of interest, we will support management's selection of auditors. (App.
R8)

II.  CORPORATE GOVERNANCE

     In the area of corporate governance, Eagle will generally support proxy measures which we believe tend to increase shareholder rights.

     A. CONFIDENTIAL VOTING. We generally support proposals to adopt confidential voting and independent vote tabulation practices, which we believe lessen potential management pressure on shareholders and thus allow shareholders to focus on the merits of proxy proposals. (App S31)

     B. GREENMAIL. Unless they are part of anti-takeover provisions, we usually support anti-greenmail proposals because greenmail tends to discriminate against shareholders other than the greenmailer and may result in a decreased stock price. (App S23)

     C. INDEMNIFICATION OF DIRECTORS. We usually vote in favor of charter or by-law amendments which expand the indemnification of directors or limit their liability for breaches of care, because we believe such measures are important in attracting competent directors and officers. (App R4)

     D.   CUMULATIVE VOTING RIGHTS.  We usually support  cumulative voting as an
          effective  method  of  guaranteeing   minority   representation  on  a
          board.(App N17, S24)

     E. OPT OUT OF DELAWARE. We usually support by-law amendments requiring a company to opt out of the Delaware takeover statute because it is undemocratic and contrary to the principle that shareholders should have the final decision on merger or acquisition. (App S15, S46)

     F. INCREASES IN COMMON STOCK. We will generally support an increase in common stock of up to three times the number of shares outstanding and scheduled to be issued, including stock options, provided the increase is not intended to implement a poison pill defense. (App R18)

     Eagle generally votes against the following anti-takeover proposals, as we believe they diminish shareholder rights.

     A. FAIR PRICE AMENDMENTS. We generally oppose fair price amendments because they may deter takeover bids, but we will support those that consider only a two year price history and are not accompanied by a supermajority vote requirement.(App N3)

     B. CLASSIFIED BOARDS. We generally oppose classified boards because they limit shareholder control. (App N4)

     C. BLANK CHECK PREFERRED STOCK. We generally oppose the authorization of blank check preferred stock because it limits shareholder rights and allows management to implement anti-takeover policies without shareholder approval. (App N2)

     D.   SUPERMAJORITY  PROVISIONS.  We  usually  oppose   supermajority-voting
          requirements because they often detract from the majority's rights to enforce its will. (App N5, S32)

     E. GOLDEN PARACHUTES. We generally oppose golden parachutes, as they tend to be excessive and self-serving, and we favor proposals which require shareholder approval of golden parachutes and similar arrangements. (App S18)

     F. POISON PILLS. We believe poison pill defenses tend to depress the value of shares. Therefore, we will vote for proposals requiring (1) shareholder ratification of poison pills, (2) sunset provision for existing poison pills, and (3) shareholder vote on redemption of poison pills. (App N1)

     G. REINCORPORATION. We oppose reincorporation in another state in order to take advantage of a stronger anti-takeover statute. (App S15)

     H. SHAREHOLDER RIGHTS. We oppose proposals which would eliminate, or limit, the rights of shareholders to call special meetings and to act by written consent because they detract from basic shareholder authority. (App S26-S30)


     Eagle generally votes on other corporate governance issues as follows:

     A. OTHER BUSINESS. Absent any compelling grounds, we usually authorize management to vote in its discretion. (App R22)

     B. DIFFERENTIAL VOTING RIGHTS. We usually vote against the issuance of new classes of stock with differential voting rights, because such rights can dilute the rights of existing shares. (App N27)

     C. DIRECTORS-SHARE OWNERSHIP. While we view some share ownership by directors as having a positive effect, we will usually vote against proposals requiring directors to own a specific number of shares. (App
          S5)

     D. INDEPENDENT DIRECTORS. While we oppose proposals which would require that a board consist of a majority of independent directors, we may support proposals which call for some independent positions on the board. (App S11)

     E.   PREEMPTIVE   RIGHTS.  We  generally  vote  against  preemptive  rights
          proposals, as they may tend to limit share ownership, and they limit management's flexibility to raise capital. (App N21, S25)

     F. EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS). We evaluate ESOPs on a case-by-case basis. We usually vote for unleveraged ESOPs if they provide for gradual accumulation of moderate levels of stock. For leveraged ESOPs, we examine the company's state of incorporation, existence of supermajority vote rules in the charter, number of shares authorized for ESOP and number of shares held by insiders. We may also examine where the ESOP shares are purchased and the dilutive effect of the purchase. We vote against leveraged ESOPs if all outstanding loans are due immediately upon a change in control or if the ESOP appears to be primarily designed as an anti-takeover device. (App R21)


III. COMPENSATION AND STOCK OPTION PLANS

     We review compensation plan proposals on a case-by-case basis. We believe that strong compensation programs are needed to attract, hold and motivate good executives and outside directors, and so we generally tend to vote with management on these issues. However, if the proposals appear excessive, or bear no rational relation to company performance, we may vote in opposition.

     With respect to compensation plans which utilize stock options or stock incentives, our analyses generally have lead us to vote with management. However, if the awards of options appear excessive, or if the plans reserve an unusually large percentage of the company's stock for the award of options, we may oppose them because of concerns regarding the dilution of shareholder value. Compensation plans that come within the purview of this guideline include long-range compensation plans, deferred compensation plans, long-term incentive plans, performance stock plans, and restricted stock plans and share option arrangements. (App N7)

IV.  SOCIAL ISSUES

     Eagle has a fiduciary duty to vote on all proxy issues in furtherance of the long-term economic value of the underlying shares. Consistent with that duty, we will vote on social issues with a view toward promoting good corporate citizenship, but also with the realization that we cannot require a company to go beyond applicable legal requirements or put itself in a noncompetitive position.

     We have found that management generally analyzes such issues on the same basis, and so we generally support management's recommendations on social issue proposals. However, if our analysis shows that adoption of such a proposal would have a positive impact on the share value, we may vote in favor. (App S40--S65)

     Examples of proposals in this category include:

     1.   Anti - Abortion.

     2.   Affirmative Action.

     3.   Animal Rights.

          a.   Animal Testing.

          b.   Animal Experimentation.

          c.   Factory Farming.

     4.   Chemical Releases.

     5.   El Salvador.

     6.   Environmental   Issues.

          a.   CERES Principles.

          b.   Environmental Protection.

     7.   Equal Opportunity.

     8.   Discrimination.

     9.   Government Service.

     10.  Infant Formula.

     11.  Israel.

     12.  Military Contracts.

     13.  Northern Ireland.

          a.   MacBride Principles.

     14.  Nuclear Power.

          a.   Nuclear Waste.

          b.   Nuclear Energy Business.

     15.  Planned Parenthood Funding.

     16.  Political Contributions.

     17.  South Africa.

          a.   Sullivan Principles.

     18.  Space Weapons.

     19.  Tobacco-Related Products.

     20.  World Debt.

VII. CONFLICTS OF INTEREST

     Investment advisers who vote client proxies may, from time to time, be faced with situations which present the adviser with a potential conflict of interest. For example, a conflict of interest could exist where Eagle, or an affiliate, provides investment advisory services, or brokerage or underwriting services, to a company whose management is soliciting proxies, and a vote against management could harm Eagle's, or the affiliate's, business relationship with that company. Potential conflicts of interest may also arise where Eagle has business or personal relationships with other proponents of proxy proposals, participants in proxy contests, or corporate directors or candidates for directorships.

     Eagle addresses the potential conflict of interest issue primary by voting proxies in accordance with the predetermined set of Guidelines described above. With very few exceptions, Eagle's proxy votes are cast as prescribed by our guidelines. On the rare occasion where a portfolio manager may recommend a vote contrary to Eagle's Guidelines, Eagle's Compliance Department will review the proxy issue and the recommended vote to ensure that the vote is cast in compliance with Eagle's overriding obligation to vote proxies in the best interests of clients and to avoid conflicts of interest. By limiting the discretionary factor in the proxy voting process, Eagle is confident that potential conflicts of interest will not affect the manner in which proxy voting rights are exercised.


VIII. RECORD KEEPING

     The following documents related to Proxy Voting are kept by Eagle Compliance in accordance with Rule 204-2 of the Investment advisers Act.

     >>   Copy of each proxy statement received.

     >>   Record of each vote cast.

     >>   Copy of any  documents  created by Eagle that was material to making a
          decision   how  to  vote  proxies  on  behalf  of  a  client  or  that memorializes the basis for that decision.

     >> Copy of each written client request for information on how Eagle voted proxies on behalf of the client.

     >> Copy of all written responses by Eagle to client who requested (written or oral) information on how the Eagle voted proxies on behalf of the client.

ATTACHED IS APPENDIX A WHICH DETAILS EAGLE'S PROXY VOTING GUIDELINES FOR ROUTINE, NON-ROUTINE AND NON-ROUTINE SHAREHOLDER PROPOSALS.

APPENDIX A




                             EAGLE ASSET MANAGEMENT


================================================================================
                             PROXY VOTING GUIDELINES
================================================================================




                                    JUNE 2003






















                              COMPLIANCE DEPARTMENT
                                   (573-8285)

This packet contains Eagle's standard proxy voting policies and the proposal wording used to help in preparing proxy voting authorizarions for portfolio management voting decision. In addition, most proposals (including their recommended vote and justification) are followed by a brief explanation of the issue.




                                    CONTENTS



         SECTION I           PROXY POLICY STATEMENT


         SECTION II          DIRECTORY OF PROXY PROPOSALS


         SECTION III        PROPOSAL SUMMARIES AND RECOMMENDATIONS

                                    SECTION I


                             PROXY POLICY STATEMENT

                                    JUNE 2003

                             EAGLE ASSET MANAGEMENT
                             PROXY POLICY STATEMENT


o These guidelines have been established to assist Portfolio Management in carrying out their responsibility to vote in clients best interests.

o Eagle Compliance department will make every effort to assure that it receives all proxies for securitities held in client accounts. Eagle Compliance will attempt to process proxies in a timely manner with a vote or a recommendation provided at least 2 weeks prior to the meeting date if the proxy material has been received in time. Eagle does this by calling custodians, subcustodians, proxy services, proxy solicitors, etc.

o Eagle examines each proxy and each proxy issue on a case-by-case basis and will rely on these guidelines as the standard.

o If the economic impact of an issue to shareholders is deemed positive, we will recommend supporting that issue. If the economic impact of an issue to shareholders is deemed negative, we will recommend a vote against the proposal.

o A proxy issue may have a shareholder rights effect as well. To the extent that a proposal has no negative effect on shareholder rights, Eagle usually recommends supporting the proposal. If a proposal has a negative effect on one or several rights currently held by shareholders, Eagle will recommend a vote against that proposal.

o Eagle Compliance will transmit the vote on all proxies for companies held by clients as of record date. If the client accounts no longer hold the shares on the meeting date, but did hold the shares on record date, those shares will be voted.








Updated on 6/13/03

                                   SECTION II


                          DIRECTORY OF PROXY PROPOSALS

                                    JUNE 2003

                          DIRECTORY OF PROXY PROPOSALS

                                ROUTINE PROPOSALS

--------------------------------------------------------------------------------
VOTE REC     PAGE        PROPOSAL
--------------------------------------------------------------------------------

 F/W         R1          Routine - Election of directors.

 F/W         R2          Routine - Limit director monetary liability.

 F/W         R3          Routine - Approve/increase director's remuneration.

 F/W         R4          Routine - Indemnification of directors and officers.

 F/W         R5          Routine - Fix number of directors.

 F/W         R6          Routine - Approve discharge of Management Board.

 F/W         R7          Routine - Approve discharge of Supervisory Board.

 F/W         R8          Routine - Approve auditors.

 F/W         R9          Routine - Approve auditors and fix their remuneration.

 F/W         R10         Routine - Approve special auditor's report.

 F/W         R11         Routine - Approve financial statements.

 F/W         R12         Routine - Approve financial statements, directors'
                                   reports, and auditors' reports.

 F/W         R13         Routine - Set/approve dividend.

 F/W         R14         Routine - Approve scrip dividend alternative.

 F/W         R15         Routine - Approve allocation of income.

 F/W         R16         Routine - Approve appropriation of profits and
                                   dividends.

 F/W         R17         Routine - Grant Board authority to repurchase shares.

 F/W         R18         Routine - Increase number of authorized shares of
                                   common/preferred stock.

--------------------------------------------------------------------------------
VOTE REC     PAGE        PROPOSAL
--------------------------------------------------------------------------------
 F/W R19 Routine - Approve stock splits or reverse stock splits.

 F/W         R20         Routine - Approve qualified 401(k) savings plan.

 F/W         R21         Routine - Approve/Amend Employee Stock Purchase Plan.

 F/W         R22         Routine - Other business.

 F/W         R23         Routine - List Company on Additional Exchanges

 F/W         R24         Routine - Designate Keeper of Minutes

 F/W         R25         Routine - Open/Close Meeting

 F/W         R26         Routine - Approve Minutes

 F/W         R27         Routine International - Approve Payment of Corporate
                         Income Taxes

 F/W         R28         Routine International - Cancel Preapproved Issuance
                         Authority

 F/W         R29         Routine International - Authorize New Product Lines

 F/W         R30         Routine International - Appoint Statutory Auditor

 F/W         R31         Routine International - Appoint Chairman of the Board

 F/W         R32         Routine International - Authorize Filing of Required
                         Documents/Other Formalities.

 F/W         R33         Routine International - Propose Publications Media

 F/W         R34         Routine International - Clarify Articles of Association

 F/W         R35         Routine International - Update Articles of Association
                         with Proxy Results

 F/W         R36         Routine International - Conform Articles of Association
                         to Law or Stock Exchange.

 F/W         R37         Routine International - Authorize Board to Ratify and
                         Execute Approved Resolutions.

 F/W         R38         Routine International - Prepare and Approve List of
                         Shareholders

 F/W         R39         Routine International - Announce Vacancies on
                         Management Board

 F/W         R40         Routine International - Elect Chairman of Meeting

                         NONROUTINE MANAGEMENT PROPOSALS


--------------------------------------------------------------------------------
VOTE REC     PAGE        PROPOSAL
--------------------------------------------------------------------------------

 F/W         N1          Nonroutine Antitakeover - Approve shareholder rights
                         plan (poison pill).

 A/A         N2          Nonroutine Antitakeover - Authorize issuance of
                         preferred stock.

 A/A         N3          Nonroutine Antitakeover - Fair price proposal.

 A/A         N4          Nonroutine Antitakeover - Classified board of
                         directors.

 A/A         N5          Nonroutine Antitakeover - Supermajority vote
                         requirement.

 A/A         N6          Nonroutine Antitakeover - Elimination of action by
                         written consent.

 VARIES      N7          Nonroutine - Approve/Amend Stock Option Plan.

 A/A         N9          Nonroutine - Approve/Amend Stock Option Plan
                         - Insufficient details.

 F/W         N10         Nonroutine - Amend Stock Option Plan - no additional
                         shares.

 F/W         N11         Nonroutine - Accelerate exercise date of options for
                         retiring employees.

 F/W         N12         Nonroutine - Amend Executive Incentive Compensation
                         Plan.

 F/W         N13         Nonroutine - Approve Restricted Stock Grant Program.

 F/W         N14         Nonroutine - Approve Non-employee Directors' Stock
                         Plan.

 A/A         N15         Nonroutine - Approve Non-employee Directors' Pension
                         Plan.

 F/W         N16         Nonroutine - Amend Directors' Deferred Fee Plan.

 A/A         N17         Nonroutine - Dissolution of cumulative voting.

 F/W         N18         Nonroutine - Board consideration of constituents.

 F/W         N19         Nonroutine - Allotment of unissued shares.

 F/W         N20         Nonroutine - Authority to issue shares.

 F/W         N21         Nonroutine - Issue shares without preemptive rights.

--------------------------------------------------------------------------------
VOTE REC     PAGE        PROPOSAL
--------------------------------------------------------------------------------

F/W          N22         Nonroutine - Authority to allot shares for cash.

F/W          N23         Nonroutine - Change company name.

F/W          N24         Nonroutine - Adjourn meeting.

F/W          N25         Nonroutine Antitakeover - Authorize Board to Use All
                         Outstanding Capital.

F/W          N26         Nonroutine - Allow Board to Appoint Additional
                         Directors between Annual Meetings.

A/A          N27         Nonroutine - Approve New Class of Common/Preferred
                         Stock.

F/W          N28         Nonroutine - Approve Recapitalization.

F/W          N29         Nonroutine - Amend Stock Ownership Limitations.

F/W          N30         Nonroutine - Extend Term of Directors.

F/W          N31         Nonroutine - Eliminate/Adjust Par Value of Common
                         Stock.

F/W          N32         Nonroutine - Declassify the board of directors.

F/W          N33         Nonroutine International - Change Date/Location of
                         Annual Meeting.

F/W          N34         Nonroutine International - Authorize Issuance
                         of Equity or Equity-Linked Securities.

F/W          N35         Nonroutine International - Authorize Issuance of Bonds.

F/W          N36         Nonroutine International - Authorize Capitalization of
                         Reserves for Bonus Issue or Increase In Par Value.

F/W          N37         Nonroutine International - Increase Issued Capital
                         for Rights Issue.

F/W          N38         Nonroutine International - Authorize Reissuance of
                         Repurchased Shares.

A/A          N39         Nonroutine International - Approve Retirement Bonuses
                         for Directors/Statutory Auditors.

A/A          N40         Nonroutine International - Approve Payment to Deceased
                         Director's Family.

F/W          N41         Nonroutine International - Authorize company to
                         engage in transactions with related parties.

F/W          N42         Nonroutine International - Authorize Board to
                         Denominate Share Capital in Euros.

A/A          N43         Nonroutine - Approve Granting and Repricing of Stock
                         Options.

F/W          N44         Nonroutine International - Approve Issuance of Equity
                         or Equity-Linked (UP TO 20%) Securities Without
                         Preemptive Rights.

F/W          N45         Nonroutine - Approve Merger Agreement/Reogranization

                        NONROUTINE SHAREHOLDER PROPOSALS


--------------------------------------------------------------------------------
VOTE REC     PAGE        PROPOSAL
--------------------------------------------------------------------------------

A/W           S1         Nonroutine - Shareholder proposal on outside director
                         retirement.

A/W           S2         Nonroutine - Shareholder proposal on term of outside
                         directors.

F/A           S3         Nonroutine - Shareholder proposal on annual
                         election of directors (repeal classified boards).

A/W           S4         Nonroutine - Shareholder proposal regarding director
                         attendance.

A/W           S5         Nonroutine - Shareholder proposal on stock ownership by
                         directors.

A/W           S6         Nonroutine - Shareholder proposal on disclosure of
                         compensation.

A/W           S7         Nonroutine - Shareholder proposal to compensate
                         directors solely in stock.

A/W           S8         Nonroutine - Shareholder proposal to review and
                         report on executive compensation.

A/W           S9         Nonroutine - Shareholder proposal regarding the holding
                         of more than one position.

A/W           S10        Nonroutine - Shareholder proposal to limit executives'
                         compensation.

A/W           S11        Nonroutine - Shareholder proposal regarding director
                         independence.

F/A           S12        Nonroutine - Shareholder proposal regarding
                         independent nominating committee.

A/W          S13         Nonroutine - Shareholder proposal regarding women and
                         minorities on the Board.

A/W          S14         Nonroutine - Shareholder proposal regarding union
                         representation on the Board.

A/W          S15         Nonroutine - Shareholder proposal to opt out of
                         Delaware.

A/W          S16         Nonroutine - Shareholder proposal to put all
                         director candidates on the proxy ballot.

A/W          S17         Nonroutine - Shareholder proposal regarding
                         Board nominee statement for candidacy.

F/A          S18         Nonroutine - Shareholder proposal on approval of
                         severance agreements.

--------------------------------------------------------------------------------
VOTE REC     PAGE        PROPOSAL
--------------------------------------------------------------------------------

A/W          S19         Nonroutine - Shareholder proposal on providing
                         an opposition slate of directors.

F/A          S20         Nonroutine - Shareholder proposal to eliminate
                         non-employee director retirement plans.

A/W          S21         Nonroutine - Shareholder proposal on rotation of
                         meeting sites.

A/W          S22         Nonroutine - Shareholder proposal on annual meeting
                         date.

F/A          S23         Nonroutine - Shareholder proposal regarding greenmail
                         payments.

F/A          S24         Nonroutine - Shareholder proposal requesting cumulative
                         voting.

A/W          S25         Nonroutine - Shareholder proposal regarding preemptive
                         rights.

A/W          S26         Nonroutine - Shareholder proposal to eliminate
                         shareholder rights plans (poison pills).

F/A          S27         Nonroutine - Shareholder proposal to submit
                         shareholder rights plans (poison pills) for shareholder ratification.

F/A          S28         Nonroutine - Shareholder proposal to lower
                         shareholder vote requirement in existing fair price provision to a simple majority.

A/W          S29         Nonroutine - Shareholder proposal to require
                         shareholder approval before implementing blocking preferred stock.

F/A          S30         Nonroutine - Shareholder proposal to allow or
                         simplify shareholder action by written consent.

F/A          S31         Nonroutine - Shareholder proposal on a confidential
                         ballot.

F/A          S32         Nonroutine - Shareholder proposal on supermajority vote
                         requirement.

A/W          S33         Nonroutine - Shareholder proposal regarding equal
                         access to proxies.

A/W          S34         Nonroutine - Shareholder proposal on political
                         contributions.

A/W          S35         Nonroutine - Shareholder proposal on charitable
                         contributions.

A/W          S36         Nonroutine - Shareholder proposal on government
                         service.

A/W          S37         Nonroutine - Shareholder proposal on political
                         non-partisanship.
--------------------------------------------------------------------------------
VOTE REC     PAGE        PROPOSAL
--------------------------------------------------------------------------------

A/W          S38         Nonroutine - Shareholder proposal regarding capital
                         flight.

A/W          S39         Nonroutine - Shareholder proposal on the MacBride
                         Principles.

A/W          S40         Nonroutine - Shareholder proposal regarding SDI.

A/W          S41         Nonroutine - Shareholder proposal regarding economic
                         conversion.

A/W          S42         Nonroutine - Shareholder proposal regarding lending to
                         Chile.

A/W          S43         Nonroutine - Shareholder proposal on Third World
                         conservation.

A/W          S44         Nonroutine - Shareholder proposal on animal testing.

A/W          S45         Nonroutine - Shareholder proposal regarding abortion.

F/A          S46         Nonroutine - Shareholder proposal on Delaware
                         antitakeover law.

A/W          S47         Nonroutine - Shareholder proposal on political action
                         committees.

A/W          S48         Nonroutine - Shareholder proposal regarding the Ceres
                         principles.

A/W          S49         Nonroutine - Shareholder request for report on Northern
                         Ireland.

A/W          S50         Nonroutine - Shareholder proposal regarding affirmative
                         action.

A/W          S51         Nonroutine - Shareholder proposal regarding tobacco
                         products.

A/W          S52         Nonroutine - Shareholder proposal regarding
                         equal employment opportunity.

A/W          S53         Nonroutine - Shareholder proposal on foreign military
                         sales.

A/W          S54         Nonroutine - Shareholder proposal to uphold Code of
                         Conduct in South Africa.

A/W          S55         Nonroutine - Shareholder proposal regarding Maquiladora
                         operations.

A/W          S56         Nonroutine - Shareholder proposal to amend
                         discretionary voting.

A/W          S57         Nonroutine - Shareholder proposal requesting a report
                         on political practices.

A/W          S58         Nonroutine - Shareholder proposal to update Code of
                         Conduct.

A/W          S59         Nonroutine - Shareholder proposal to Discourage
                         Underage Smoking.

--------------------------------------------------------------------------------
VOTE REC     PAGE        PROPOSAL
--------------------------------------------------------------------------------
A/W          S60         Nonroutine - Shareholder proposal on Infants and
                         Tobacco.

A/W          S61         Nonroutine - Shareholder proposal to Prepare
                         Tobacco-Related Report.

A/W          S62         Nonroutine - Shareholder proposal to Preserve
                         The Health of Tobacco-Using Customers.

A/W          S63         Nonroutine - Shareholder proposal to Disclose Warning
                         Labels on Tobacco Products.

A/W          S64         Nonroutine - Shareholder proposal to Establish Advisory
                         Committee.

A/W          S65         Nonroutine - Shareholder proposal for Report on
                         Environment and to reduce or eliminate toxic waste or emissions.

A/W          S66         Nonroutine - Shareholder proposal to Require Director
                         Attendance at Annual Meeting.

A/W          S67         Nonroutine - Shareholder proposal to Require Director
                         Nominee Qualifications.

A/W          S68         Nonroutine - Shareholder proposal  Regarding Directors
                         Receiving Consulting Fees.

A/W          S69         Nonroutine - Shareholder Proposal to Seek Sale of
                         Company/Assets.

A/W          S70         Nonroutine - Shareholder Proposal to Adopt Policy
                         Relating to Genetically Engineered Food Products.

A/W          S71         Nonroutine - Shareholder Proposal to Adopt
                         Policy/Prepare Report on Drug Pricing.

A/W          S72         Nonroutine - Shareholder Proposal to Hire Advisor to
                         Maximize Shareholder Value

                                   SECTION III


                     PROPOSAL SUMMARIES AND RECOMMENDATIONS

                                    JUNE 2003

                                   SECTION III


                                ROUTINE PROPOSALS


ROUTINE - ELECTION OF DIRECTORS.


        This proposal allows shareholders to vote for or against individuals selected by the current board to serve as members of the new board of directors. However, voters may withhold their votes from any one or more director candidates while casting their votes for the remaining candidates.

        In a routine election of directors, we will vote with management on its slate of directors. We feel that the company is more knowledgeable and qualified to make a decision as to who should be nominated and serve on the board.

        THE FOLLOWING ARE OTHER POSSIBLE TERMS FOR THE DIRECTORS OF THE COMPANY:

        1.     MANAGEMENT BOARD
        2.     SUPERVISORY BOARD
        3.     COMMISSIONERS
        4.     TRUSTEES
        5.     CENSORS

ROUTINE - LIMIT DIRECTOR MONETARY LIABILITY.



        Limit on monetary liability: a maximum dollar amount that can be obtained through the course of legal action from a director in the event that his/her good faith actions are detrimental to share value, the shareholders and/or any other interested parties.

        Many qualified men and women would be unwilling to serve as directors without limits on their monetary liability. If this were the case, the company might not have the best people in charge which could lead to poor results and, ultimately, economic depreciation of shareholder equity.

        The insurance coverage premiums for directors would be rather high, if obtainable at all, without limits on their monetary liability. Also, if director monetary liability was not limited, directors might always make conservative decisions to avoid legal complications rather than tough decisions in an attempt to advance the company. However, this provision does not limit liability for gross negligence of duty, willful misconduct or lack of good-faith performance.

        We support a proposal to limit director monetary liability.

ROUTINE - APPROVE/INCREASE DIRECTOR'S REMUNERATION.



       The proposal requests shareholders approval of the annual fees set for the directors. We feel the level of pay allotted to the directors is a decision the company should make to the extent that it is not excessive. A competitive fee will allow the Board to attract and retain outstanding directors.

ROUTINE - INDEMNIFICATION OF DIRECTORS AND OFFICERS.



        Indemnification is an agreement whereby the company will pay, in advance, the legal expenses of directors and officers should a lawsuit be filed against them in the event that their good faith actions are thought to be detrimental to share value, the shareholders and/or any other interested parties.

        Many qualified men and women would be unwilling to serve as directors and officers of a corporation without indemnification protection. If this were the case, the company might not have the best people in charge which could lead to poor results and, ultimately, economic depreciation of shareholder equity.

        The insurance coverage premiums for directors and officers would be rather high, if obtainable at all, without director and officer indemnification. Also, if the directors and officers are not indemnified, they might make conservative decisions to avoid legal complications rather than tough decisions in an attempt to advance the company. However, this provision does not indemnify a director or officer for gross negligence of duty, willful misconduct or lack of good-faith performance.

        We support a proposal to indemnify directors and officers.

ROUTINE - FIX NUMBER OF DIRECTORS.



       The proposal requests that the Board be given the authority to determine the number of directors. This allows the directors to adjust the size of the Board to adapt to needs as they arise. It also provides the Board with the flexibility to fully comply with their fiduciary duty to shareholders.

ROUTINE - APPROVE DISCHARGE OF MANAGEMENT BOARD.



       This proposal asks that shareholders approve formal discharge of responsibility of the Management Board for fiscal _______. This is a standard request in Germany, and discharge is generally granted unless a shareholder states a specific reason for withholding discharge and intends to take legal action.

ROUTINE - APPROVE DISCHARGE OF SUPERVISORY BOARD.



       This proposal asks that shareholders approve formal discharge of responsibility of the Supervisory Board for fiscal _______. This is a standard request in Germany, and discharge is generally granted unless a shareholder states a specific reason for withholding discharge and intends to take legal action.

 ROUTINE - APPROVE AUDITORS.



        This proposal allows shareholders to vote for or against the accounting firm selected by the board of directors to audit the company's books and prepare the financial statements for the upcoming year.

        In a routine selection of auditors, we will vote with management on this issue. The company has acted in good faith in selecting a qualified, independent auditor in the past and we feel will continue this practice. The company is knowledgeable and qualified in determining who should serve as auditors based on past experiences, references, etc.

ROUTINE - APPROVE AUDITORS AND FIX THEIR REMUNERATION.



        This proposal allows shareholders to vote for or against the accounting firm selected by the board of directors to audit the company's books and prepare the financial statements for the upcoming year. In addition, shareholders are asked to approve the annual fees set for the auditors.

        In a routine selection of auditors, we will vote with management on this issue. The company has acted in good faith in selecting and compensating auditors in the past and we feel this practice will continue. The company is knowledgeable and qualified in determining who should serve as auditors and what their remuneration should be based on past experiences, references, etc.

ROUTINE - APPROVE SPECIAL AUDITOR'S REPORT.



       French companies are required by law to present shareholders with a special auditor's report that confirms the presence or absence of any outstanding related party transactions. At a minimum, such transactions ( with directors or similar parties ) must be previously authorized by the board. This part of the French commercial code provides shareholders with a mechanism to ensure an annual review of any outstanding related party transactions. This approval of the special auditor's report is regarded as routine in France.

ROUTINE - APPROVE FINANCIAL STATEMENTS.



       The proposal requests shareholder approval of the financial statements. We routinely vote for financial statements which are prepared for the company by auditors which we voted for. Additionally, we regard the financial statements to be routine business.

ROUTINE - APPROVE FINANCIAL STATEMENTS, DIRECTORS' REPORTS, AND AUDITORS'
REPORTS.



       The proposal requests shareholder approval of the financial statements, directors' reports, and auditors' reports. We routinely vote for these financial statements and reports which are prepared for the company by the directors and auditors which we voted for. Additionally, we regard such reports to be routine business.

ROUTINE - SET/APPROVE DIVIDEND.



       The proposal requests that shareholders approve of the dividend level which management has set or recommended. We feel that the level of dividends can best be decided upon by management.

ROUTINE - APPROVE SCRIP DIVIDEND ALTERNATIVE.



       In this proposal, shareholders are being asked to authorize the dividend payment in the form of cash or shares, at the discretion of the shareholder. We approve of giving shareholders this option as long as shareholders are given a financially equal choice between cash and stock.

ROUTINE - APPROVE ALLOCATION OF INCOME.



       The proposal asks shareholders to approve the Board's proposed allocation of income for the current fiscal year, as well as the dividend level. We feel that decisions concerning how to allocate company income and what levels dividends should be set at are best left to management to decide.

ROUTINE - APPROVE APPROPRIATION OF PROFITS AND DIVIDENDS.



       The proposal asks shareholders to approve the Board's proposed allocation of income for the current fiscal year, as well as the dividend level. We feel that decisions concerning how to allocate company income and what levels dividends should be set at are best left to management to decide.

 ROUTINE - GRANT BOARD AUTHORITY TO REPURCHASE SHARES.



       The proposal requests that the Board be given the authority to repurchase shares of the company on the open market. This authority would continue until the next annual meeting. In general, domestic firms do not require shareholder approval to repurchase shares on the open market. We feel that the Board should be given this authority because strategic repurchase programs can enhance the company's net asset value, earnings per share, and shareholder value.

ROUTINE - INCREASE NUMBER OF AUTHORIZED SHARES OF COMMON/PREFERRED STOCK.



        This proposal allows shareholders to vote for or against a management-sponsored proposal to increase the number of authorized shares of common or preferred stock. Typically, an increase in authorized shares is sought in order that the company has an adequate share reserve in the event of a stock split and/or stock dividend. These additional shares may also be used to finance any future business opportunities.

        It should be noted that this is not an increase in the number of outstanding shares, but rather an increase in the number of shares that may be issued. The number of outstanding shares is increased in the event of a stock split, stock dividend or any future financing activities.

        We believe that the company will continue to act in good faith upon the authorization of these shares in order to achieve maximum shareholder value.

ROUTINE - APPROVE STOCK SPLITS OR REVERSE STOCK SPLITS.



       The proposal requests shareholder approval for stock splits or reverse stock splits. We feel that ownership of a company should be encouraged among all types of investors. When stock prices are high, it often discourages individual investors from investing in the company. Likewise, when the price of a share of stock is too low, the transaction fees often make investment in the company prohibitive. In addition, there is no negative impact on institutional shareholders.

   ROUTINE - APPROVE QUALIFIED 401(K) SAVINGS PLAN.



        This is a benefit plan in which employees can reduce their salaries and contribute that pre-tax money to an account where the money gains tax-free interest until the funds are withdrawn upon/after retirement. We do not object to plans of this nature.

ROUTINE - APPROVE/AMEND EMPLOYEE STOCK PURCHASE PLAN.



       An employee stock purchase plan is a method of providing employees with an opportunity to share in the ownership of the company by providing them with a convenient means for regular and systematic purchases of company stock. We feel an employee stock purchase plan develops a stronger incentive to work for the continued success of the company and will recommend voting for these types of plans provided they contain the following provisions:

       o The purchase price of the company stock may not be less than 85% of fair market value (80% IF U.K. COMPANY).
       o All full-time employees who own less than 10% of company stock are eligible to participate in the plan.
       o There must be a $25,000 limit on the maximum value of the shares that can be purchased by any one employee during any one offering period.

ROUTINE - OTHER BUSINESS.



        We will support the board and the company in their good-faith act of conducting day-to-day business in an attempt to maximize shareholder value. A vote for this issue will allow the board to respond to any other issues which may surface at the shareholder annual/special meeting.

ROUTINE - LIST COMPANY ON ADDITIONAL EXCHANGES.



       This proposal requests shareholder approval to list the company's stock on additional stock exchanges. Trading on more than one exchange can increase the liquidity and marketability of the company's stock, which is in the best interests of shareholders.

ROUTINE - DESIGNATE KEEPER OF MINUTES.



       This proposal designates a shareholder or other individual to detail the discussion of the annual meeting and write the minutes for submission to the board, shareholders and/or the government.

ROUTINE - OPEN/CLOSE MEETING.



       This proposal is to approve the opening or closing of the annual meeting. We have no objections to this routine request.

ROUTINE - APPROVE MINUTES.



       This proposal requests shareholders approve the minutes from the previous meeting. We have good faith that the Secretary of the Board will properly account for the items covered at the annual meeting.

ROUTINE INTERNATIONAL - APPROVE PAYMENT OF CORPORATE INCOME TAXES.



       This item seeks approval for the use by the company of its reserves in order to pay corporate taxes. This is common practice in Europe. According to European accounting procedures, a company is required every year to set aside a certain percentage (usually five percent) from its profits which will be allocated to the company's reserves. Reserves are usually used to cover losses in future years, pay dividends to savings shareholders, and to pay corporate taxes.

ROUTINE INTERNATIONAL - CANCEL PREAPPROVED ISSUANCE AUTHORITY.

       This proposal would cancel a previously approved authority to issue capital. Companies in Denmark do not have authorized but unissued capital that they may issue as needed like their counterparts in other countries. They must create specific pools of capital with a limited life for general use, which they may call upon during the life of the pool. Therefore, companies routinely request the creation of pools of capital for no specific use or for a specific reason.

       If the board deems the pool of capital as no longer necessary or relevant to the company's needs, yet the life of the authority has not yet lapsed, then shareholder approval is needed to cancel it. This is a routine request in Denmark.

ROUTINE INTERNATIONAL - AUTHORIZE NEW PRODUCT LINES.



       This proposal seeks shareholder approval to amend the company's articles to allow the company to expand into new lines of business. In Japan, a company's articles of association are usually very specific about the types of business in which the company may engage. This originally helped limit intragroup competition. However, as more companies seek to diversify out of their traditional narrow industries, greater flexibility is being routinely introduced.

       This change does not require the company to go into these businesses, but gives them the flexibility to do so if and when they choose. We support the board seeking new product lines to increase shareholder value. This is a routine request in Japan.

ROUTINE INTERNATIONAL - APPOINT STATUTORY AUDITOR.



       This item seeks to appoint one internal statutory auditor, designated as independent internal auditor as required by the revised Japanese Commercial Code. Statutory auditors in Japan are responsible for attending all board meetings and important business meetings, reviewing all major documents, cooperating with the external auditors, and approving the external audit.

       Even though the independence of internal auditors is sometimes questionable, we will vote with management on this issue. The company is knowledgeable and qualified in determining who should serve as statutory auditors based on past experiences, references, etc.

ROUTINE INTERNATIONAL - APPOINT CHAIRMAN OF THE BOARD.



       This proposal is to appoint or elect a chairman of the board of directors. We will vote for the proposed candidate, because we feel the board is more knowledgeable and qualified to make a decision as to who should be nominated and serve as chairman.

ROUTINE INTERNATIONAL - AUTHORIZE FILING OF REQUIRED DOCUMENTS/OTHER
FORMALITIES.



       This item would authorize the holder of a copy of the minutes of the general assembly to accomplish any formalities required by law. This is a routine item in France.

ROUTINE INTERNATIONAL - PROPOSE PUBLICATIONS MEDIA.



       This proposal would designate the newspaper as the medium to publish the company's meeting notice. Although we would prefer that foreign shareholders receive written notification of the annual meeting, publishing this information in newspapers is common in Chile and other countries. We do not object to this routine request.

ROUTINE INTERNATIONAL - CLARIFY ARTICLES OF ASSOCIATION.



       Sometimes the board will ask shareholders to approve a routine housekeeping of the company's articles, including clarifying items and deleting obsolete items. These requests often have little affect on shareholders, so we routinely support these types of requests.

ROUTINE INTERNATIONAL - UPDATE ARTICLES OF ASSOCIATION WITH PROXY RESULTS.



       This proposal updates the company's articles of association to reflect the results of a proxy vote by shareholders. For example, if shareholders approve an increase in authorized shares of common stock, they will sometimes be asked to amend this change in capital to the articles of association. This is a routine proposal in international proxies.

ROUTINE INTERNATIONAL - CONFORM ARTICLES OF ASSOCIATION TO LAW OR STOCK
EXCHANGE.



       The company seeks approval to amend its articles of association to conform with new requirements in local or national law or rules established by a stock exchange on which its stock is listed. This is a routine procedure with international companies and has little affect on shareholder value.

ROUTINE   INTERNATIONAL  -  AUTHORIZE  BOARD  TO  RATIFY  AND  EXECUTE  APPROVED
RESOLUTIONS




         This proposal requests shareholder approval to authorize the board to ratify and execute any resolutions approved at the meeting. This is a routine item and is essentially a legal formality.

ROUTINE INTERNATIONAL - PREPARE AND APPROVE LIST OF SHAREHOLDERS.



         This proposal requests shareholder approval for the preparation and approval of the list of shareholders entitled to vote at the meeting.

         RECOMMENDATION:              Vote FOR this proposal.
                                           ---
                                      This is a vote WITH management.
                                                     ----

         This is a routine formality in European countries.

ROUTINE INTERNATIONAL - ANNOUNCE VACANCIES ON MANAGEMENT BOARD.



       This proposal requests shareholder approval to announce vacancies on the management Board.

       RECOMMENDATION:                Vote FOR this proposal.
                                           ---
                                      This is a vote WITH management.
                                                     ----

       In accordance with Dutch law, the company must announce which of the supervisory board members will retire from the board during the next year, either because their terms have expired or because they have reached the mandatory retirement age. This is a routine agenda item.

ROUTINE INTERNATIONAL - ELECT CHAIRMAN OF THE MEETING.



       This proposal requests shareholder approval to elect the chairman of the meeting.

       RECOMMENDATION:       Vote FOR this proposal.
                                  ---
                             This is a vote WITH management.
                                            ----

       This is a routine meeting formality in European countries.

                                   SECTION III


                              NONROUTINE PROPOSALS

NONROUTINE ANTITAKEOVER - APPROVE SHAREHOLDER RIGHTS PLAN (POISON PILL).



       This proposal requests shareholder approval of a poison pill which management could use for antitakeover protection.

       RECOMMENDATION:  Vote FOR this proposal.
                             ---
                        This is a vote WITH management.
                                       ----

       We believe poison pills force uninvited bidders to negotiate with the board. These negotiations allow time for the company to maximize value for shareholders by forcing a higher premium out of a bidder, attracting a better bid from a competing bidder or allowing the company to pursue its own strategy for enhancing shareholder value.

NONROUTINE ANTITAKEOVER - AUTHORIZE ISSUANCE OF PREFERRED STOCK.



       This proposal would give the board authorization to issue preferred stock.

       RECOMMENDATION:  Vote AGAINST proposal.
                             -------
                        This is a vote AGAINST management.
                                       -------

       We generraly oppose the authorization of blank check preferred stock because it limits shareholder rights and allows management to implement anti-take over policies without shareholder approval.

NONROUTINE ANTITAKEOVER - FAIR PRICE PROPOSAL.



       This proposal would allow the board to include a fair price provision in the company's charter.

       RECOMMENDATION:  Vote AGAINST proposal.
                             -------
                        This is a vote AGAINST management.
                                      -------

        We generally oppose fair price amendments because they may deter takeover bids, but we will support those that consider only a two year price history and are not accompanied by a supermajority vote requirement..

        To the extent that fair price provisions protect shareholders from abusive tender offers, they are positive. However, fair price provisions are only valuable to shareholders when shareholders exercise some control over the application of such provisions

NONROUTINE ANTITAKEOVER - CLASSIFIED BOARD OF DIRECTORS.



        The proposal requests shareholder approval to classify the board.

       RECOMMENDATION:  Vote AGAINST proposal.
                             -------
                        This is a vote AGAINST management.
                                       -------


        A classified board is one in which directors are divided into separate classes--in most instances, three classes--so that one-third of the board (a class) is elected each year for a three-year term. If only one-third of the directors are (re)elected each year, it is more difficult for a hostile bidder to seize control of a target company immediately, even if a bidder controls a majority of a company's stock which otherwise would be sufficient to win control of the board in most cases. Classifying the board may deter proxy contests for control because only one-third of the directors stand for election in any one year. In this example it would take two years to gain control of the board.

        A staggered board system is antitakeover in nature by virtue of the fact that a raider would need at least two years to gain a majority of directors at companies whose board members are elected to staggered three-year terms. This would delay the raider from finalizing the acquisition, which in turn could prevent shareholders from receiving maximum share appreciation. Not only does a staggered board entrench management and lengthen the takeover process, it also serves to discourage potential buyers from making an initial bid for the company. In addition, we feel a staggered board may lead to complacency among its members, which in turn may inhibit optimal corporate performance and maximum share appreciation. Therefore, we recommend voting against a proposal that calls for a classified board of directors.

  NONROUTINE ANTITAKEOVER -  SUPERMAJORITY VOTE REQUIREMENT.



       This item would require the affirmative vote of a super-majority of the outstanding voting stock to amend or repeal company articles and/or bylaws.

       RECOMMENDATION:  Vote AGAINST proposal.
                             -------
                        This is a vote AGAINST management.
                                       -------

        Supermajority provisions in a company's charter or bylaws set a level of approval for specified actions that is higher than the minimum set by state law. Such provisions often establish approval levels of 75 or 80%, sometimes even higher, for actions that otherwise would require majority approval. Supermajority rules are most frequently based on total shares outstanding, not those represented in person or by proxy at an annual or special shareholder meeting, thereby making action that requires supermajority approval extremely difficult.

        We view the required supermajority as having antitakeover implications and recommend reducing the supermajority figure to a simple majority (51%). Required supermajority rules could lead to entrenchment of management because the number of shares represented in person or by proxy at these meetings does not usually exceed 80%. In the event of a possible merger, often times the interested third party does not get to vote his/her shares. Also, as the size of the interested third party's holdings increase, the fewer the number of outstanding shares it takes to defeat the merger proposal (usually management's shares).

        Knowing that a supermajority bylaw is in place for a particular company, a third party may not make an offer, even if it is equitable, which results in depriving shareholders of a potential premium/profit. Also, an SEC study noted that stock prices declined in those companies which sought adoption of supermajority amendments.

NONROUTINE ANTITAKEOVER - ELIMINATION OF ACTION BY WRITTEN CONSENT.



        The proposed amendment would require that any shareholder action be taken only at a stockholders' meeting and would prohibit action by stockholders by written consent. Certain by-law amendments allow the Board and certain executives to call a meeting.

        RECOMMENDATION:      Vote AGAINST this proposal.
                                  -------
                             This is a vote AGAINST management.
                                            -------

        This is an antitakeover proposal which substantially reduces the rights of each shareholder. Its passage would practically eliminate the possibility for a written proxy fight, an activity in which IDS has made its feelings known in the past through its written consent vote.

        Written consent allows shareholders to vote on a solicited proxy card. These proxy cards are not necessarily issued by the board, but may be from an opponent, raider, etc.

        The business corporation statutes of some states permit shareholders to act by written consent without a meeting, unless the company's charter or bylaws restrict or prohibit such action. Usually the holders of written consents must have the consent to act from the same number of shares that would be required to take a proposed action if a meeting were held. The ability to act through written consent enables shareholders to replace a company's board, amend the bylaws or take other action to effect a change in control without having to call a special meeting or wait for the annual meeting. Charter or bylaw amendments to prohibit shareholders from acting by written consent, or to require unanimous consent for such action, limit shareholder opportunities to act quickly to change control or to take other actions that could facilitate a change in control.

        In recommending an against vote, we feel that allowing action by written consent is in the best interest of shareholders. Action by written consent gives shareholders an opportunity to act expediently upon any important issues which could enhance or diminish share value, such as a proposed takeover or merger. In situations that allow only the Board and certain executive officers to call a stockholders' meeting, shareholders are at quite a disadvantage; they must wait until the next annual meeting to raise their concerns.

        The inability to act by written consent is essentially an antitakeover proposal which could entrench management and/or prevent a proxy fight; thus shareholders may not realize potential share price appreciation.

NONROUTINE - APPROVE/AMEND STOCK OPTION PLAN.



        The plan reserves ______ shares of common stock which may be issued in conjunction with the exercise of incentive and non-qualified stock options.

        RECOMMENDATION:      Vote FOR AGAINST this proposal.
                                  --- -------
                             This is a vote WITH AGAINST management.
                                            ---- -------

        We estimate the maximum potential earnings dilution from this plan together with existing (and other proposed) plans is ______%. The combined allowable dilution cap for this company is ______%.


       Approval of plans and amendments to plans are examined on an individual basis with each recommendation completed with the pertinent information, such as the type of award(s), the maximum potential dilution and the allowable dilution cap. The steps in determining if a plan is voted FOR are as follows:

          1. Determine a company's dilution by taking the number of shares in all existing and proposed plans and divide it by the number of outstanding shares:

                    # OF SHARES IN PROPOSED & EXISTING PLANS
                             # of shares outstanding

          2. Determine the companies 3-year growth rate in total shareholder returns (includes increase in the stock price along with any dividends paid to shareholders).

          3. Compensation plans will be given tentative approval if they fall within the following dilution guidelines:

                  3-YEAR GROWTH RATE               ALLOWABLE DILUTION CAP

                  30% or less                      up to 10% dilution
                  31- 45%                          up to 15% dilution
                  46-60%                           up to 20% dilution
                  61%+                             up to 25% dilution

          4. Compensation plans that have a HISTORY of repricing or replacing of underwater stock options would automatically be voted AGAINST, even if they meet the above criteria.

          5. A plan will also be voted AGAINST if the proxy and/or annual report do not provide all the information needed to evaluate the plan, i.e. the number of existing options outstanding, the performance of the company, etc.


       The types of awards usually given in compensation plans are listed below in order, generally, from least dilutive (incentive) to most dilutive (performance share). However, this order is subject to change depending upon the particulars of the plan:

       -INCENTIVE STOCK OPTION: Executive receives right to purchase stock at a stipulated price over a specific period of time, in conformance with the Internal Revenue Code. Grants may not be given at a price less than 100% of fair market value.

       -NON QUALIFIED STOCK OPTION: Executive receives right to purchase stock at a stipulated price over a specific period of time, in conformance with the Internal Revenue Code. Grants may be given at a price less than 100% of fair market value.

       -STOCK APPRECIATION RIGHT (SAR): Company grants executive the right to any appreciation in the underlying stock over a specific period of time. SAR value can usually be received in cash and/or stock.

       -RESTRICTED STOCK: Executive receives outright grand of shares free or at a discount, but isrestricted from transferring them into his/her name until certain conditions are met, such as remaining employed by the company for a specified time. If conditions are not met, stock is forfeited.

       -PHANTOM STOCK: Executive receives the appreciation in the book, fair market or formula value of a specified number of shares over a set period of time.

       -PERFORMANCE UNIT: Executive receives a grant of units with an absolute dollar value. Payout is contingent on meeting stated performance targets (ROE, ROI, etc.) over a specified time period. A performance unit can usually be converted into a specified number of shares of stock.

       -PERFORMANCE SHARE: Executive receives a grant of shares with payout contingent on meeting stated performance targets (ROE, ROI, etc.) over a specified time period.

NONROUTINE - APPROVE/AMEND STOCK OPTION PLAN -- INSUFFICIENT DETAILS.



         The proposal requests that the Board of Directors be given the authority to grant stock options to employees.

         RECOMMENDATION:              Vote AGAINST this proposal.
                                           -------
                                      This is a vote AGAINST management.
                                                     -------

         The proxy lacks sufficient information needed for a proper evaluation of the plan. The proposal allows stock options to be granted, but doesn't inform the shareholder of the type of option, the number of available shares, or the number of shares outstanding. Therefore, we cannot perform a dilution test.

NONROUTINE - AMEND STOCK OPTION PLAN -- NO ADDITIONAL SHARES



       The proposal asks shareholders to approve an amendment to the Stock and Incentive Plan to change the terms of the plan only.

       RECOMMENDATION:                Vote FOR this proposal.
                                           ---
                                      This is a vote WITH management.
                                                     ----

       The amendment would only amend the terms of the existing plan and would not increase the number of authorized shares of common stock available for the plan. We have already assumed that all of the shares available under the existing plan would be granted. Therefore, the amendment would not dilute common stock beyond what we already expect.

NONROUTINE - ACCELERATE EXERCISE DATE OF OPTIONS FOR RETIRING EMPLOYEES.



       The proposal asks shareholders to approve an amendment to the Stock and Incentive Plan granting the plan committee authority to accelerate the exercise date of options held by retiring employees and employees terminated due to company divestitures.

       RECOMMENDATION:                Vote FOR this proposal.
                                           ---
                                      This is a vote WITH management.
                                                     ----

       We have no objection to accelerating options for these two situations. The amendment would not increase the number of authorized shares of common stock issuable under the plan. We have already assumed that all of the shares available under the existing plan would be granted and therefore the amendment would not dilute common stock beyond what we already expect.

NONROUTINE - AMEND EXECUTIVE INCENTIVE COMPENSATION PLAN.



       This amendment, if approved, would allow the plan to qualify for federal tax deductions. The 1993 Omnibus Budget Reconciliation Act (OBRA), mandates certain restrictions on the tax deductibility of executive compensation above $1 million. The law provides exceptions for certain performance-based compensation, including cash bonuses, provided the plan is administered by a compensation committee of two or more outside directors and amendments to the plan are approved by shareholders.

        RECOMMENDATION:  Vote FOR this proposal.
                              ---
                         This is a vote WITH management.
                                        ----

       Under the terms of the plan, the company links cash payouts to the attainment of preset hurdle rates. The goals are appropriate. We support the plan.

NONROUTINE - APPROVE RESTRICTED STOCK GRANT PROGRAM.



      This proposal seeks shareholder approval of the Restricted Stock Grant Program, which would grant shares from those reserved under the Executive Award Plan. This plan has been submitted in order to qualify for certain tax deductions granted for "performance-based" compensation under Section 162(m) of the Internal Revenue Code.


      RECOMMENDATION:  Vote FOR this proposal.
                            ---
                       This is a vote WITH management.
                                      ----

      Under the terms of the plan, the company links the granting of awards to the attainment of preset hurdle rates. The goals are appropriate. We support the plan.

NONROUTINE - APPROVE NON-EMPLOYEE DIRECTORS' STOCK PLAN.



       This plan seeks shareholder approval of the company's Non-Employee Directors' Stock Plan which is designed to provide outside directors with the option of receiving all or a portion of their annual retainer fees in the form of company stock.

       RECOMMENDATION:  Vote FOR this proposal.
                             ---
                         This is a Vote WITH management.
                                        ----

       We feel plans such as the proposed plan are an important and necessary part of a comprehensive director compensation packages. This plan will help the company to attract and retain qualified, talented individuals to serve as directors. In addition, this plan will help to better align director interests with shareholder interests.

NONROUTINE - APPROVE NON-EMPLOYEE DIRECTORS' PENSION PLAN.



       This proposal requests shareholder approval of a pension plan for non-employee directors.

       RECOMMENDATION:  Vote AGAINST on this proposal.
                             -------
                        This is a Vote AGAINST management.

       The majority of directors on boards serve or have served as executive officers of major companies and undoubtedly receive substantial compensation and retirement plans at their primary places of employment. This calls into question the benefits of these plans to both shareholders and directors.

       Bonus plans are now being adopted by companies to replace pension plans as well as annual grants of stock units, restricted stock, or deferred stock that cannot be exercised until the individual leaves the board. Other companies compensate for the removal of pension benefits with outright stock grants or cash payments, which have provided shareholders with better information about the value companies place on such benefits.

       We believe that this form of compensation for outside directors is excessive, and we prefer to see pension benefits withdrawn.

NONROUTINE - AMEND DIRECTORS' DEFERRED FEE PLAN.



       Under the terms of the plan, each non-employee director may elect to defer his or her compensation for a specified period of time, or until he or she retires. The amendment seeks to amend this plan by providing for transactions in the company's common stock. Directors will now be able to defer receipt of their annual retainer fees by specifying that a portion of the retainer fee be allocated to either a company cash account or stock account.

       RECOMMENDATION:  Vote FOR this proposal.
                             ---
                        This is a Vote WITH management.

       We believe plans such as this one are an essential part of the comprehensive director compensation packages that are needed to attract and retain well qualified, talented individuals to serve on the Board.

NONROUTINE - DISSOLUTION OF CUMULATIVE VOTING



       The proposal requests the dissolution of cumulative voting in the election of directors.

        RECOMMENDATION:      Vote AGAINST this proposal.
                             This is a Vote AGAINST management.

       We believe minority shareholders should receive representation. Therefore, we do not support management's proposal requesting dissolution of cumulative voting.

       Cumulative voting allows stockholders to cast as many votes as equal to the number of shares they own, multiplied by the number of directors to be elected. The stock holder can then cast all of his /her votes for a single candidate, or any two or more as he/she sees fit. The use of cumulative voting enables the holder of a minority of a company's stock to elect one or more directors if they are able to gain sufficient support. For example, a 10-share holder normally casts 10 votes for each of 12 nominees to the board of directors; therefore, he/she has 120 votes. Under the cumulative voting principle he/she may cast 120 (10x12) votes for any one nominee, 60 votes each for two, 40 each for three, or any other distribution he/she chooses. The greater the number of directors to be elected, the lower the level of support needed to elect directors cumulatively.

 NONROUTINE - BOARD CONSIDERATION OF CONSTITUENTS.



        This proposal would permit the board to consider the effects of its actions on its employees, customers, suppliers, creditors, and local communities, as well as its shareholders.

        RECOMMENDATION:      Vote FOR this proposal.
                                  ---
                             This is a Vote WITH management.

        This amendment would apply to board decisions, including those with respect to tender offers, mergers, and business combinations. Although we feel that consideration should be given to corporate owners that have assumed the investment risk--the shareholders--we also feel that companies should act as responsible corporate citizens in making decisions. In addition, we feel that it is the responsibility of the appropriate regulatory and legislative bodies to determine which of the constituents should be given primary consideration.

NONROUTINE - ALLOTMENT OF UNISSUED SHARES.



       This proposal requests that shareholders give the directors of the company the authority to allot unissued shares.

        RECOMMENDATION:      Vote FOR this proposal.
                                  ---
                             This is a Vote WITH management.

       The proposal provides authority to directors which is already provided to U.S. company directors without shareholder approval, i.e. the ability to issue additional shares of common stock. We support this proposal. Directors must have the ability to issue stock as necessary.

 NONROUTINE - AUTHORITY TO ISSUE SHARES.



       This proposal requests that shareholders give the Board the ability to issue the shares authorized. This authority will expire in one year.

       RECOMMENDATION:        Vote FOR this proposal.
                                           ---
                              This is a Vote WITH management.

       We have no objection to allowing the Board the ability to issue authorized shares. The Board requires this flexibility in order to respond to financing and/or expansion needs of the company. Similar proposals do not appear in proxies of US companies. Domestic boards are automatically granted this authority to issue authorized shares.

NONROUTINE - ISSUE SHARES WITHOUT PREEMPTIVE RIGHTS (UP TO 20%)



       The Board seeks authority until the next annual meeting to issue shares equivalent to xx% of the company's issued ordinary share capital in the form of securities free of preemptive rights.

       RECOMMENDATION:        Vote FOR this proposal.
                                           ---
                              This is a Vote WITH management.

       We believe the Board must have the ability to issue common stock as necessary and they should not be constrained to issue it first to current shareholders. Current shareholders may always obtain additional shares from the marketplace if they wish to maintain their current relative ownership position.

NONROUTINE - AUTHORITY TO ALLOT SHARES FOR CASH.



       This proposal requests that shareholders give the Board the ability to allot a set number of authorized but unissued shares for the purpose of employee share schemes and to allot equity securities for cash to persons other than existing shareholders up to a limited aggregate nominal amount of X (approximately % of the issued share capital of the company). This will renew the existing authorization and will terminate in one year.

       RECOMMENDATION:        Vote FOR this proposal.
                                           ---
                              This is a Vote WITH management.

       UK laws require that current shareholders have pre-emptive rights to all newly-issued shares. We do not feel that pre-emptive rights are necessary; shareholders can always purchase additional shares in the open market if they wish to maintain their relative ownership in a firm. Therefore, we approve of the authority to allow the Board to allot shares that are not subject to pre-emptive rights measures.

NONROUTINE - CHANGE COMPANY NAME.



      The proposal requests that shareholders approve of modifying the name of the company from (old name) to (new name). The new name will be used as the primary identification for all business units. The Board of Directors and management believe the name change will create a more uniform, visible and effective presence in the markets where the company's products and services compete.

      RECOMMENDATION:         Vote FOR this proposal.
                                           ---
                              This is a Vote WITH management.

      We believe the name of the company can best be determined by management. Therefore, we have no objection to the proposed name change.

NONROUTINE - ADJOURN MEETING.



       Management seeks authority to adjourn the meeting if it become necessary to solicit additional votes for a merger agreement.

       RECOMMENDATION:       Vote FOR this proposal.
                                  ---
                             This is a Vote WITH management.

       If the board believes that the merger agreement will not be approved by the shareholders, they can elect to adjourn the meeting in order to solicit additional votes to approve the merger at a later date. Opponents of this proposal believe that shareholders already have the information they need to make their voting decisions. Once their votes have been cast, there is no justification to spend extra money to continue pressing shareholders for more votes. Proponents, however, feel that if the board believes a merger is in the best interests of shareholders, it should have every opportunity to present the details to the shareholders, even if it requires additional time and another vote. With this additional time, the merger agreement could be enhanced to increase the value to the shareholders, or additional information could be provided to increase the chances for approval. In the end, shareholders will still have the opportunity to vote on the merger.

       We approve giving the board as much time as it feels is necessary to gain sufficient support for a merger, and therefore approve giving the board authority to adjourn a meeting.

NONROUTINE ANTITAKEOVER - AUTHORIZE BOARD TO USE ALL OUTSTANDING CAPITAL.



       This item asks shareholders to authorize the board, for one year, to use all outstanding capital authorizations in the event that a hostile public tender or exchange offer is made for the company.

       RECOMMENDATION:  Vote FOR this proposal.
                             ---
                        This is a Vote WITH management.

       Similar to the way U.S. companies use preferred stock, this is a common antitakeover measure in France. The antitakeover protection may give companies breathing room for making the right choices, not just the expedient ones. In addition, a large-block holder serves as a monitor of management that may keep the pressure on to ensure good performance, to the benefit of all shareholders. We approve of such poison pills, especially if they are ratified by shareholders.

NONROUTINE - ALLOW BOARD TO APPOINT ADDITIONAL DIRECTORS BETWEEN ANNUAL
MEETINGS.



       This proposal would give the board authority to add additional directors between annual meetings without seeking shareholder approval.

       RECOMMENDATION:  Vote FOR this proposal.
                             ---
                        This is a Vote WITH management.

       Allowing the broad the authority to add additional directors, as they deem necessary, provides the board with continuity. In some cases, it gives the board the flexibility to bring in new members who have time to become familiar with the issues of the company before the existing board member leaves. We believe this helps ease the transition and provides a more stable board. In addition, the board can use this flexibility to bring in new members with expertise in particular areas that may be needed by the company.

NONROUTINE - APPROVE NEW CLASS OF COMMON/PREFERRED STOCK.


       This proposal requests shareholder approval to create a new class of common/preferred stock.

       RECOMMENDATION:  Vote AGAINST this proposal.
                        This is a Vote AGAINST management.

        A corporation's management team, subject to review by its board of directors, is responsible for the company's day-to-day operations and strategic planning. Therefore, management is best suited to judge the corporation's current and future requirements for raising additional capital and the means for raising such capital.

NONROUTINE - APPROVE RECAPITALIZATION.



       This proposal requests shareholder approval to combine two or more classes of stock into one class.

       RECOMMENDATION:  Vote FOR this proposal.
                             ---
                        This is a Vote WITH management.

       Recapitalizations which combine classes of stock into one class are usually favorable to all shareholders. Not only do all shareholders receive an equal voice in the management of the company, but there is evidence to believe that stock prices increase as well. We support such plans, as long as the different classes do not receive fewer right's under the terms of the new plan than they currently maintain (unless they are adequately compensated with stock or cash).

NONROUTINE - AMEND STOCK OWNERSHIP LIMITATIONS.



       This proposal seeks to clarify or amend ownership limitations to maintain the company's status as a Real Estate Investment Trust (REIT).

       RECOMMENDATION:  Vote FOR this proposal.
                             ---
                        This is a Vote WITH management.

       REITs have a special tax-exempt status that mandates them to transfer 95% of the profits of the company to its shareholders. The IRS also requires that REITs place limits on the percentage of common stock that can be held by its majority shareholders. Current tax laws apply a "5/50 Rule" in determining whether a company will qualify as a REIT. That is, if, during the last half of a taxable year, more than 50 percent of the value of its outstanding stock is owned by five or fewer individual shareholders, a company will NOT qualify as a REIT.

       REITs usually offer these proposals to allow the company to repurchase its shares on the open market without causing any of the shareholders to violate the company's ownership limits. We support these proposals, because the tax-advantages of maintaining a company's REIT status are clearly in shareholders' best interests.

NONROUTINE - EXTEND TERMS OF DIRECTORS.



       This proposal would extend the term that directors serve between elections to the board.

       RECOMMENDATION:  Vote FOR this proposal.
                             ---
                        This is a Vote WITH management.

        The board of directors and management of a company are in the best positions to determine the optimum board structure. Extending the board terms provides stability and continuity.

NONROUTINE - ELIMINATE/ADJUST PAR VALUE OF COMMON STOCK



         This proposal requests shareholder approval to amend the company's charter to reduce par value of the company's stock. Par value represents the maximum responsibility of a shareholder in the event that the company becomes insolvent and the minimum price a shareholder must pay for a single share of common stock.

         RECOMMENDATION:              Vote FOR this proposal.
                                           ---
                                      This is a Vote WITH management.
                                                     ----

         Par value places a restriction on the amount of a company's capital that may be paid out to shareholders in the form of dividends. Reducing par value may increase paid-in capital in excess of par value, which in turn may allow for greater distributions to shareholders. We believe that adjusting par value is a routine financing decision that warrants shareholders' support.

NONROUTINE - DECLASSIFY THE BOARD OF DIRECTORS



         This proposal requests shareholder approval to declassify the board of directors.

         RECOMMENDATION:              Vote FOR this proposal.
                                           ---
                                      This is a  Vote WITH management.
                                                      ----

         A classified board is one in which directors are divided into separate classes--in most instances, three classes--so that one-third of the board (a class) is elected each year for a three-year term. Classifying the board may deter proxy contests for control because only one-third of the directors stand for election in any one year.

         A staggered board system is antitakeover in nature by virtue of the fact that a raider would need at least two years to gain a majority of directors at companies whose board members are elected to staggered three-year terms. This would delay the raider from finalizing the acquisition, which in turn could prevent shareholders from receiving maximum share appreciation. Not only does a staggered board entrench management and lengthen the takeover process, it also serves to discourage potential buyers from making an initial bid for the company. In addition, we feel a staggered board may lead to complacency among its members, which in turn may inhibit optimal corporate performance and maximum share appreciation. Therefore, we recommend voting for proposals that call for declassifying the board of directors.

NONROUTINE INTERNATIONAL - CHANGE DATE/LOCATION OF ANNUAL MEETING.



       In some companies, the annual meeting is established at the same date each year (i.e. the first Monday in May). This proposal gives the Board flexibility to establish another date or location to hold the annual meeting.

       RECOMMENDATION:  Vote FOR this proposal.
                             ---
                        This is a Vote WITH management.

       The board needs to consider several factors when selecting a meeting date, including the individual schedules of directors and executives, the availability of an appropriate location, the need to solicit shareholder approval, and the economical distribution of annual reports and other information. We approve giving the board this flexibility.

NONROUTINE INTERNATIONAL - AUTHORIZE ISSUANCE OF EQUITY OR EQUITY-LINKED SECURITIES.



       This item is to authorize the issuance of convertible bonds or other equity-linked debt instruments, or to issue shares to satisfy the exercise of such securities.

       RECOMMENDATION:  Vote FOR this proposal.
                             ---
                        This is a vote WITH management.
                                       ----

       This is a routine request that will have less affect on shareholder dilution than a stock issuance. The board should have the flexibility to respond to the financing and/or expansion needs of the company. Therefore, we support this proposal.

NONROUTINE INTERNATIONAL - AUTHORIZE ISSUANCE OF BONDS.



       This proposal requests shareholder approval to issue bonds or subordinated bonds.

       RECOMMENDATION:  Vote FOR this proposal.
                             ---
                        This is a vote WITH management.
                                       ----

       The board should have the flexibility to respond to the financing and/or expansion needs of the company. Full use of this authorization could potentially increase the debt-to-equity ratio to _____%. However, French companies generally do not expect to utilize the total amount of issuance power they request. This is a routine financing request in France.

NONROUTINE INTERNATIONAL - AUTHORIZE CAPITALIZATION OF RESERVES FOR BONUS ISSUE
    OR INCREASE IN PAR VALUE.



       This proposal requests shareholder approval to increase authorized issued stock by capitalizing various reserves or retained earnings. Management will then use this capital to increase the par value of the stock or issue a bonus payment to shareholders.

       RECOMMENDATION:  Vote FOR this proposal.
                             ---
                        This is a vote WITH management.
                                       ----

       Under this authorization, shareholders would receive either new shares or a boost in the par value of their shares at no cost. When the company capitalizes reserves and distributes new shares to shareholders free of charge in a bonus issue, there is no cost for shareholders to maintain their stakes and no risk of dilution. Bonus issues basically transfer wealth to shareholders and do not impact share value significantly. The only impact would be a mildly positive one--by increasing the number of shares on issue, the company could increase liquidity, enhance marketability, and ultimately expand its shareholder base.

NONROUTINE INTERNATIONAL - INCREASE ISSUED CAPITAL FOR RIGHTS ISSUE.

       This proposal requests shareholder approval to increase issued capital to offer a rights issue to current registered shareholders. With a rights issue, shareholders have the option of purchasing additional shares of the company's stock, often at a discount to market value.

       RECOMMENDATION:  Vote FOR this proposal.
                             ---
                        This is a vote WITH management.
                                       ----

       The company will use the proceeds from the issue to provide additional financing for the company. Because the shares are being offered at a discount, this offer is very attractive to shareholders. Considering the positive effects for both the company and participating shareholders, we have no problems with this plan.

NONROUTINE INTERNATIONAL - AUTHORIZE REISSUANCE OF REPURCHASED SHARES.



       This proposal requests shareholder approval for the Board to reissue shares of the company's stock that had been repurchased by the company at an earlier date.

       RECOMMENDATION:  Vote FOR this proposal.
                             ---
                        This is a vote WITH management.
                                       ----

       The board needs the flexibility to issue shares in order to respond to the financing needs of the company. Because shareholders had previously authorized issuance of these shares before they were repurchased by the board, we have no objections to this proposal. Similar proposals do not appear in proxies of US companies. Domestic boards are automatically granted this authority to issue any authorized shares, regardless of whether they have been repurchased or not.

NONROUTINE INTERNATIONAL - APPROVE RETIREMENT BONUSES FOR DIRECTORS/STATUTORY AUDITORS.



       This item requests shareholder approval for the payment of retirement bonuses to retiring directors and/or statutory auditors.

       RECOMMENDATION:                Vote AGAINST this proposal.
                                           -------
                                      This is a vote AGAINST management.
                                                     -------

       We believe that retirement benefits for employee directors and auditors should be considered by executives and/or the Board as part of an employee's comprehensive compensation package, rather than left for shareholders to approve upon a director's or auditor's retirement. Although this is a routine request in Japan, we do not support these proposals because they do not contain enough information in order to perform a sufficient analysis.

       We believe the benefits of board membership should be determined in advance when a director can still contribute to the growth and management of the company.

NONROUTINE INTERNATIONAL - APPROVE PAYMENT TO DECEASED DIRECTOR'S FAMILY.



       This item requests shareholder approval for the payment of a retirement bonus to the family of a deceased director.

       RECOMMENDATION:                Vote AGAINST this proposal.
                                           -------
                                      This is a vote AGAINST management.
                                                     -------

       We believe that retirement benefits for employee directors should be considered by executives and/or the Board as part of an employee's comprehensive compensation package, rather than left for shareholders to approve upon a director's death. Although this is a routine request in Japan, we do not support these proposals because they do not contain enough information in order to perform a sufficient analysis.

       The merits of this proposal are laudable, but we believe the benefits of board membership should be determined in advance when a director can still contribute to the growth and management of the company.

NONROUTINE INTERNATIONAL - AUTHORIZE COMPANY TO ENGAGE IN TRANSACTIONS WITH RELATED PARTIES.



         This proposal requests shareholder approval for the company, its subsidiaries, and target associated companies to enter into certain transactions with persons who are considered "interested parties" as defined in Chapter 9A of the Listing Manual of the Stock Exchange of Singapore (SES).

         RECOMMENDATION:              Vote FOR this proposal.  This is a
                                           ---
                                       vote WITH management.
                                            ----

         Singapore's related-party transaction rules are fairly comprehensive, providing shareholders with substantial protection against insider trading abuses. Therefore, we support this proposal.

NONROUTINE INTERNATIONAL - AUTHORIZE BOARD TO DENOMINATE SHARE CAPITAL IN EUROS.



         This proposal requests shareholder approval to authorize the board to denominate all share capital in euros in preparation for (THE COUNTRY) entrance into the European Monetary Union (EMU). The rate of (CURRENCY) to euros will be set on Jan. 1, 1999.

         RECOMMENDATION:              Vote FOR this proposal.
                                           ---
                                      This is a vote WITH management.
                                                     ----

         Many European companies are taking these steps this proxy season. Because this amendment is necessary in order for the company to participate in the unified currency, we recommend supporting it.

NONROUTINE - APPROVE GRANTING AND REPRICING OF STOCK OPTIONS.



         This proposal requests shareholder approval for the repricing of options previously granted to various employees of the company.

         RECOMMENDATION:              Vote AGAINST this proposal.
                                           -------
                                      This is a vote AGAINST management.
                                                     -------

         We do not approve of the repricing of options. We believe that such a practice may reward poor performance and may serve to lessen the incentive that stock options are supposed to provide.

NONROUTINE   INTERNATIONAL  -  APPROVE   ISSUANCE  OF  EQUITY  OR  EQUITY-LINKED
SECURITIES WITHOUT PREEMPTIVE RIGHTS.



       This item is to authorize the issuance of equity, convertible bonds or other equity-linked debt instruments, or to issue shares to satisfy the exercise of such securities without preemptive rights.

       RECOMMENDATION:  Vote FOR this proposal.
                             ---
                        This is a Vote WITH management.

       We believe that companies should have the flexibility to transact ordinary business (fund compensation plans, for example) without having to incur the extra expense of providing preemptive rights. However, shareholders suffer dilution as a result of such issuances, therefore, we will support management on issuance requests without preemptive rights for up to 20 percent of the company's outstanding capital.

NONROUTINE - APPROVE MERGER AGREEMENT/REOGANIZATION

         This proposal requests shareholder approval for the merger agreement between _______ and _______.

         RECOMMENDATION:              Vote FOR this proposal.
                                           ---
                                      This is a vote WITH management.
                                                     ----

         This merger will ensure that the new company is stronger and in a better position to take advantage of future business opportunities. This merger is in the best interest of shareholders.


[If the analyst does not support the merger and this is not in the best interest of the shareholders, a letterhead memo will be produced with a vote AGAINST the proposal and signed by the analyst.]

                                   SECTION III


                        NONROUTINE SHAREHOLDER PROPOSALS

 NONROUTINE - SHAREHOLDER PROPOSAL ON OUTSIDE DIRECTOR RETIREMENT.



        The proposal requests the Board take the necessary steps so that future outside directors shall not serve on the Board once they retire from their own corporation or organization.

        RECOMMENDATION:      Vote AGAINST this proposal.
                                  -------
                             This is a vote WITH management.
                                            ----

        The adoption of the proposal would arbitrarily prevent the company from using the services of persons who are extremely qualified merely because they have retired from their own firm.

        If an outside director retires from his/her firm, he/she should not be removed from the board of the company for this reason alone. An outside director is elected to and remains on the board because he/she is a competent individual who can help lead the company to profitability. We do not believe this competence diminishes or vanishes upon retirement from one's own company.

        To have board members continually vacate their positions when they retire would place more of an emphasis on finding a replacement rather than running the company. As a safeguard against outside directors overstaying their time, there are nominating committees which review board candidates and their qualifications annually, as well as mandatory retirement at a certain age, usually 70.

NONROUTINE - SHAREHOLDER PROPOSAL ON TERM OF OUTSIDE DIRECTORS.



        The proposal requests the Board take the necessary steps so that future outside directors shall not serve for more than six years.

        RECOMMENDATION:      Vote AGAINST this proposal.
                                  -------
                             This is a vote WITH management.
                                            ----

        Arbitrarily limiting the period of board service would deny the company the benefits of the valuable contributions and judgment of experienced directors.

        In voting against this type of proposal, we feel that continuity of service enhances contributions made by non-employee directors, which in turn is beneficial to company profitability and shareholder value. An arbitrary time limit on board service could detract from the benefits of experience and familiarity with the company. If a director has served for the specified number of years and provided valuable service, he/she would still have to be removed from the Board on the basis of his/her time having expired, not due to incompetence. Proposals such as this are not in the best interest of shareholders as they could deny the most qualified individual(s) a position on the Board. There are safeguards to keep directors from overstaying their time, such as the nominating committee which reviews qualifications annually, as well as a mandatory retirement age, usually 70.

NONROUTINE - SHAREHOLDER PROPOSAL ON ANNUAL ELECTION OF DIRECTORS (REPEAL OF CLASSIFIED BOARDS).



       This proposal requests that classified boards be repealed so that all directors are elected annually.

       RECOMMENDATION:  Vote FOR this proposal.
                             ---
                        This is a vote AGAINST management.
                                       -------

        A classified board is one in which directors are divided into separate classes--in most instances, three classes--so that one-third of the board (a class) is elected each year for a three-year term. Classified boards deter proxy contests for control because only one-third of the directors stand for election in any one year.

        Staggered board systems are antitakeover in nature by virtue of the fact that a raider needs at least two years to gain a majority of directors at companies whose board members are elected to staggered three-year terms. This delays the raider from finalizing the acquisition, which in turn could prevent shareholders from receiving maximum share appreciation. Not only does a staggered board entrench management and lengthen the takeover process, it also serves to discourage potential buyers from making an initial bid for the company. In addition, we feel a staggered board may lead to complacency among its members, which in turn may inhibit optimal corporate performance and maximum share appreciation. Therefore, we recommend voting for shareholder proposals calling for the elimination of classified boards.

NONROUTINE - SHAREHOLDER PROPOSAL REGARDING DIRECTOR ATTENDANCE.



        This proposal requests that the company publish a yearly report on the attendance of each Board member at the meetings called.

        RECOMMENDATION:      Vote AGAINST this proposal.
                                  -------
                             This is a Vote WITH management.

        In compliance with SEC regulations, the company already discloses the names of directors who attend less than 75% of all meetings. Moreover, a director's contribution cannot be judged solely by his or her attendance record. There are opportunities outside of regularly scheduled meetings for director-management interaction which may be as significant as the time spent in meetings.

NONROUTINE - SHAREHOLDER PROPOSAL ON STOCK OWNERSHIP BY DIRECTORS.



        This proposal requests that each director, before qualifying as a director and at all times while serving as a director, shall own a minimum amount of the company's common and/or preferred stock. In addition, each director must sign an agreement to hold this minimum amount for at least one year after his or her term expires.

        RECOMMENDATION:      Vote AGAINST this proposal.
                                  -------
                             This is a Vote WITH management.

        Each director should be selected and nominated on the basis of individual qualifications and past performance without regard to stock ownership. This proposal would inhibit the company's ability to select and retain outstanding individuals as directors.

        Directors should be chosen on their merits alone. The primary function of a director is to see that the company is operated as profitably as possible, thereby acting in the best interest of shareholders.

        These people were chosen as directors based on their expertise, experience and knowledge, not on their personal investment activities. It would be unfair and inaccurate to assume that directors would not act on behalf of shareholders simply because they themselves do not own company stock. In addition, placing this restriction on potential board members may hinder the selection of the most qualified individuals and, therefore, be counterproductive.

NONROUTINE - SHAREHOLDER PROPOSAL ON DISCLOSURE OF COMPENSATION.



        The proposal requests that the Board disclose the name, title, and compensation of each individual executive officer who receives cash compensation in excess of $100,000.

        RECOMMENDATION:      Vote AGAINST this proposal.
                                  -------
                             This is a vote WITH management.
                                            ----

        The company already complies with the applicable law regarding disclosure of compensation, which includes the disclosure of the company's five highest paid executives. We feel that additional disclosure would be an improper violation of privacy and of minimal value to shareholders.

       The proxy statement provides individual compensation data on the company's five highest paid executives, plus gross amounts for all corporate officers as a group. This disclosure is in compliance with SEC regulations.

       Further, a threshold of $100,000 is arbitrary and we do not know what this additional information would provide for analysis purposes. In addition, many companies do not have contractual arrangements with executive officers. When they do, they are disclosed as required under the applicable SEC proxy rules.

NONROUTINE - SHAREHOLDER PROPOSAL TO COMPENSATE DIRECTORS SOLELY IN STOCK.

         This proposal requests that the company give each of its directors ______ shares of company stock as their only compensation for board service. The proponent argues that such compensation would align the interests of management and shareholders.

         RECOMMENDATION:              Vote AGAINST this proposal.
                                           -------
                                      This is a Vote WITH management.
                                                     ----

         A director's investment in the company is a critical factor in evaluation of his candidacy. However, the appropriate ownership level depends on the individual director's own financial circumstances. Moreover, we believe this proposal's rigid standards for compensating directors would limit the company's ability to attract and retain talented executives. The compensation committee should not be constrained by fixed formulas, but should instead have the flexibility to make an appropriate award based on continually changing circumstances affecting the company.



(S7A) NONROUTINE - SHAREHOLDER PROPOSAL TO COMPENSATE DIRECTORS IN STOCK.



       This proposal requests that the company give each of its DIRECTORS 50% OF MORE OF THEIR COMPENSATION IN SHARES OF COMPANY STOCK. The proponent argues that such compensation would align the interests of management and shareholders.

       RECOMMENDATION:                Vote AGAINST this proposal.
                                           -------
                                      This is a vote WITH management.
                                                     ----

       A director's investment in the company is a critical factor in evaluation of his or her candidacy. However, the appropriate ownership level depends on the individual director's own financial circumstances. Moreover, we believe this proposal's rigid standards for compensating directors would limit the company's ability to attract and retain talented executives. The compensation committee should not be constrained by fixed formulas, but should instead have the flexibility to make an appropriate award based on continually changing circumstances affecting the company.

NONROUTINE - SHAREHOLDER PROPOSAL TO REVIEW AND REPORT ON EXECUTIVE
COMPENSATION.



       This proposal requests that the company review executive compensation packages, concentrating on ways in which executive compensation can be more closely linked to financial, environmental, and social performance. The proponent is also requesting a study and description of the environmental and social criteria the company should take into account, such as environmental performance standards, environmental lawsuits, violations, penalties, and independent environmental audits.

       RECOMMENDATION:  Vote AGAINST this proposal.
                             -------
                        This is a vote WITH management.
                                       ----

       The company has already undertaken a number of steps designed to more closely link executive pay with company performance and individual performance goals. Furthermore, the company has implemented policies designed to ensure that environmental and social concerns are integrated into the company's business decisions. Lastly, because the information requested in this proposal can be found in the company's Compensation Committee Report, we feel that providing an additional report would be redundant.

NONROUTINE - SHAREHOLDER PROPOSAL REGARDING THE HOLDING OF MORE THAN ONE
POSITION.



        This proposal requests that the company adopt a policy that would prohibit anyone from holding more than one position simultaneously.

        RECOMMENDATION:      Vote AGAINST this proposal.
                                  -------
                             This is a vote WITH management.
                                            ----

        Adopting this proposal could prevent qualified individuals from holding a certain position when, in fact, this may be in the best interest of the company and the shareholders. We feel that shareholders are not in a position to determine the segregation of duties. The Board of Directors is more qualified to evaluate candidates and utilize each position as they see fit.

        The most common dual role within the executive ranks is that of Chairman and CEO of a company. Institutional Shareholder Services (ISS) notes that of the S & P 500 companies, 389 CEO's also serve as Chairman of the Board. One of the Board's responsibilities is to monitor the management of the company. Granted, a Chairman who serves the dual role of CEO cannot possibly monitor himself. However, chairmen, generally, do not have powers over other Board members simply because they chair Board meetings. Furthermore, a CEO also serving on the Board is a very valuable contributor in another of the Board's responsibilities, that of planning the overall strategic direction of the company.

        Although there is the potential for a conflict of interest under this particular structure, there is little indication of abuse. In addition, a strong argument can be made for the benefits to shareholders value.

NONROUTINE - SHAREHOLDER PROPOSAL TO LIMIT EXECUTIVES' COMPENSATION.

       The proposal requests that the Board voluntarily cap the total pay and other compensation of its executive officers to no more than X times the pay of the average employee of the company.

       RECOMMENDATION:                Vote AGAINST this proposal.
                                           -------
                                      This is a vote WITH management.
                                                     ----

       The proposal would apply rigid standards and limit the company's ability to attract and retain talented executives. The compensation committee should not be constrained by fixed formulas, but should instead have the flexibility to make an appropriate award based on continually changing circumstances affecting the company.

(S10A) NONROUTINE - SHAREHOLDER PROPOSAL TO LIMIT EXECUTIVES' COMPENSATION.

         The proposal requests that the Board discontinue the use of all stock-based awards upon termination of existing agreements with management and directors.

         RECOMMENDATION:              Vote AGAINST this proposal.
                                           -------
                                      This is a vote WITH management.
                                                     ----

         The proposal would limit the company's ability to attract and retain talented executives. The compensation committee should have the flexibility to make an appropriate awards based on continually changing circumstances affecting the company.

(S10B) NONROUTINE - SHAREHOLDER PROPOSAL TO LIMIT EXECUTIVES' COMPENSATION.

         The proposal requests that the Board provide that all bonuses in excess of $30,000 be approved by shareholders.

         RECOMMENDATION:              Vote AGAINST this proposal.
                                           -------
                                      This is a vote WITH management.
                                                     ----

         This proposal would considerably restrict the use of performance-based awards. In addition, the proposal would limit the company's ability to attract and retain talented executives. The compensation committee should have the flexibility to make an appropriate award based on continually changing circumstances affecting the company.



NONROUTINE - SHAREHOLDER PROPOSAL REGARDING DIRECTOR INDEPENDENCE.



       The proposal requests that the Board of Directors should consist of a majority of independent directors.

       RECOMMENDATION:                Vote AGAINST this proposal.
                                           -------
                                      This is a vote WITH management.
                                                     ----

       While we oppose proposals which would require that a board consist of a majority of independent directors, we may support proposals which call for some independent positions on the board.

NONROUTINE - SHAREHOLDER PROPOSAL REGARDING INDEPENDENT NOMINATING COMMITTEE.



       The proposal requests that shareholders approve of requiring the company to establish a nominating committee composed solely of independent directors.

       RECOMMENDATION:                Vote FOR this proposal.
                                           ---
                                      This is a vote AGAINST management.
                                                     -------

       We feel that a nominating committee which is composed of independent individuals can help to ensure that the directors are nominated based upon objective reasons. A nominating committee comprised of independent individuals can serve as a conduit for shareholder input into the nominating process.

NONROUTINE - SHAREHOLDER PROPOSAL REGARDING WOMEN ON THE BOARD.



       The proposal requests that the Nominating Committee of the Board of Directors make a greater effort to review women and minority candidates for nomination to the Board.

       RECOMMENDATION:                Vote AGAINST this proposal.
                                           -------
                                      This is a vote WITH management.
                                                     ----

       The Board of Directors of this company believes (as we do) in nominating for membership those persons who demonstrate the highest degree of knowledge, competency, and desire, regardless of race, creed, color, sex, or national origin. We believe that the Board should continue its practice of seeking the most highly qualified individuals to serve on the Board rather than dictating that gender be a primary criterion.

NONROUTINE - SHAREHOLDER PROPOSAL REGARDING UNION REPRESENTATION ON THE BOARD.



       The proposal asks shareholders to declare that union representation on the Board of Directors would be a step toward improving employee relations and achieving the common business objectives of the company.

       RECOMMENDATION:                Vote AGAINST this proposal.
                                           -------
                                      This is a vote WITH management.
                                                     ----

       We feel that the interests of the shareholders would not be served by the election of directors identified as representatives of special interest groups. The directors' duty is to administer corporate affairs for the good of all the shareholders. A director from a special interest group may be more concerned with the welfare of a minority group of shareholders rather than the best interest of all shareholders.

NONROUTINE - SHAREHOLDER PROPOSAL TO OPT OUT OF DELAWARE TAKEOVER STATUTE



       The proposal requests that the Board of Directors adopt a by-law amendment requiring the company to opt out of the Delaware takeover statute..

       RECOMMENDATION:                Vote FOR this proposal.
                                           ---
                                      This is a vote AGAINST management.
                                                     -------

       We usually support by-law amendments requiring a company to opt out of the Delaware takeover statute because it is undemocratic and contrary to the principle that shareholders should have the final decision on merger and acquisition.

NONROUTINE - SHAREHOLDER PROPOSAL TO PUT ALL DIRECTOR CANDIDATES ON THE PROXY BALLOT.



       The proposal requests that the Board of Directors ensure that all qualified candidates for the Board have their name placed on the proxy to be voted on by the shareholders of the corporation.

       RECOMMENDATION:                Vote AGAINST this proposal.
                                           -------
                                      This is a vote WITH management.
                                                     ----

       A shareholder wishing to propose the nomination of an individual for election to the company's Board of Directors can submit his or her recommendation to the Human Resources Committee of the company. The qualifications of any such candidate will be weighed by the committee in making its decision. It is the committee's responsibility to provide, through the nomination process, the balance of member qualifications needed to assure an effective, well-rounded Board of Directors.

NONROUTINE - SHAREHOLDER PROPOSAL REGARDING BOARD NOMINEE STATEMENT FOR
CANDIDACY.



       The proposal requests that each candidate for the Board of Directors briefly state his or her vision for the corporation, and why their candidacy merits support.

       RECOMMENDATION:  Vote AGAINST this proposal.
                             -------
                         This is a vote WITH management.
                                        ----

       We feel that the nominations for a seat on the Board of Directors can best be determined by the company. Qualifications and experience of a prospective board member are carefully researched and considered before a person is nominated. In addition, the proposal may deter qualified individuals from standing for election.

NONROUTINE - SHAREHOLDER PROPOSAL ON APPROVAL OF SEVERANCE AGREEMENTS.



        This proposal recommends that the Board of Directors adopt a policy against awarding compensation contingent upon a change in control (a golden parachute), unless first approved by a majority of shareholders present and voting.

        RECOMMENDATION:      Vote FOR this proposal.
                                  ----
                             This is a vote AGAINST management.
                                           --------

        We generally oppose golden parachutes, as they tend to be excessive and self-serving, and we favor proposals which require shareholder approval of golden parachutes and similar arrangements.

NONROUTINE - SHAREHOLDER PROPOSAL ON PROVIDING AN OPPOSITION SLATE OF DIRECTORS.



       This proposal asks management to adopt a resolution requiring that the company's nominating committee select two candidates for each directorship to be filled by shareholders at annual meetings. The proposal would also require a statement from each candidate explaining why he/she ought to be elected. The intent of this request is provide shareholders with a means of bringing about director turnovers should shareholders become dissatisfied with the performance of current directors.

       RECOMMENDATION:  Vote AGAINST this proposal.
                             -------
                        This is a vote WITH management.
                                       ----

       It is the responsibility of the nominating committee to identify candidates for the board who share the interests of the company and its shareholders. In an effort to fulfill this responsibility, the nominating committee does annual reviews of both existing board members and other possible candidates, and then selects only the most qualified of the potential candidates to stand for election. We feel that increasing the number of candidates in the election of directors will not result in a higher quality board, but may, in fact, decrease the quality of board. We recommend voting against this proposal.

NONROUTINE - SHAREHOLDER PROPOSAL TO ELIMINATE NON-EMPLOYEE DIRECTOR RETIREMENT PLANS.



       This proposal asks that the pension plans for non-employee directors be eliminated.

       RECOMMENDATION:  Vote FOR on this proposal.
                             ---
                        This is a vote AGAINST management.
                                       -------

       The majority of directors on boards serve or have served as executive officers of major companies and undoubtedly receive substantial compensation and retirement plans at their primary places of employment. This calls into question the benefits of these plans to both shareholders and directors.

       Bonus plans are now being adopted by companies to replace pension plans as well as annual grants of stock units, restricted stock, or deferred stock that cannot be exercised until the individual leaves the board. Other companies compensate for the removal of pension benefits with outright stock grants or cash payments, which have provided shareholders with better information about the value companies place on such benefits.

       We believe that this form of compensation for outside directors is excessive, and we prefer to see pension benefits withdrawn.

NONROUTINE - SHAREHOLDER PROPOSAL ON ROTATION OF MEETING SITES.



        This proposal requests that the annual meeting site be rotated each year among cities where a large percentage of shareholders reside, and/or where the company maintains prominent facilities.

        RECOMMENDATION:      Vote AGAINST this proposal.
                                  -------
                             This is a vote WITH management.
                                            ----

        We feel that the Board should be free to consider all appropriate locations, including its own facilities, for meeting sites. Often, this decision is based upon accessibility of the area, availability of facilities, and costs at each location.

NONROUTINE - SHAREHOLDER PROPOSAL ON ANNUAL MEETING DATE.



        This proposal requests the Board hold the annual meeting on the same specific date each year.

        RECOMMENDATION:      Vote AGAINST this proposal.
                                  -------
                             This is a vote WITH management.
                                            ----

        It is important that the Board have flexibility in setting the annual meeting date so that it can consider several factors including the individual schedules of company executives, the availability of an appropriate location, the need to solicit shareholder approval, and the economical distribution of annual reports and other information.

 NONROUTINE - SHAREHOLDER PROPOSAL REGARDING GREENMAIL PAYMENTS.



        This proposal would not allow the corporation to acquire any voting securities from any person or group at a price above the average market price unless the same offer is made to all holders of securities of such class. This provision shall not apply to any acquisition approved by a majority vote of shareholders.

        RECOMMENDATION:      Vote FOR this proposal.
                                  ---
                             This is a vote AGAINST management.
                                            -------

        We oppose the practice of making greenmail payments because they damage the corporation's finances and treat shareholders unequally. Greenmail payments can result in substantial benefits to a single shareholder at the expense of all other shareholders.

        Greenmail is the practice of accumulating a sizable block of stock in a company and then selling the stock back to the company, usually at an above-market price, in exchange for agreeing not to attempt to take control of the company for a lengthy period of time.

        This proposal typically calls for an amendment to the certificate of incorporation that requires stockholder approval before a company can buy shares of its own common at a premium from beneficial owners of a specified percentage of common stock (usually 2% or more) unless certain conditions are met. By ratifying this amendment, the corporation is taking measures to: 1) act in the best interest of all shareholders and
        2) see that all shareholders are treated equally.

NONROUTINE - SHAREHOLDER PROPOSAL REQUESTING CUMULATIVE VOTING.



        The proposal requests the Board take the steps necessary to provide for cumulative voting in the election of directors.

        RECOMMENDATION:      Vote FOR this proposal.
                             This is a vote AGAINST management.

        Cumulative voting allows stockholders to cast as many votes as equal the number of shares they own, multiplied by the number of directors to be elected. The stockholder can then cast all of his/her votes for a single candidate, or any two or more as he/she sees fit. The use of cumulative voting enables the holders of a minority of a company's stock to elect one or more directors if they are able to gain sufficient support. For example, a 10-share holder normally casts 10 votes for each of 12 nominees to the board of directors; therefore, he/she has 120 votes. Under the cumulative voting principle he/she may cast 120 (10x12) votes for any one nominee, 60 votes each for two, 40 each for three, or any other distribution he/she chooses. The greater the number of directors to be elected, the lower the level of support needed to elect directors cumulatively.

        Cumulative voting is a method by which nominees of minority shareholder groups may be elected.

NONROUTINE - SHAREHOLDER PROPOSAL REGARDING PREEMPTIVE RIGHTS.



        The proposal requests the Board take the steps necessary to restore limited preemptive rights to the shareholders.

        RECOMMENDATION:      Vote AGAINST this proposal.
                                  -------
                             This is a vote WITH management.
                                            ----

        We believe that preemptive rights restrict corporate financing, are an unnecessary expense, and create an administrative burden.

        Preemptive rights permit current shareholders to purchase new shares offered by corporations in which they own stock before public sales begin. Essentially, preemptive rights give the shareholder the right to maintain his/her percentage interest in a corporation by requiring the corporation to offer to him/her the opportunity of buying his/her proportion of shares in a new issue before others can buy.

        However, if the board were to allow current shareholders the right to first purchase, the board may be prevented from raising capital in a timely manner and receiving favorable terms. For example, if a potential investment arose that would benefit the shareholders only if the company acted quickly in raising capital, the company may not be able to act quickly enough to secure favorable terms if it had to go through the lengthy and time- consuming process of contacting and offering current shareholders the right to purchase company stock before this stock could be used for financing activities. Another possibility is that the board may have to make an offering far above what is actually needed, just to meet the preemptive rights requirement. This results in an inefficient use of funds, and may ultimately hurt stock performance.

 NONROUTINE - SHAREHOLDER PROPOSAL TO ELIMINATE SHAREHOLDER RIGHTS PLANS (POISON PILLS).



       This proposal asks that the company's current shareholder rights plan either be rescinded or put to a shareholder vote.

       RECOMMENDATION:  Vote AGAINST this proposal.
                             -------
                        This is a vote WITH management

       We believe that poison pills force uninvited bidders to negotiate with the board. These negotiations allow time for the company to maximize value for shareholders by forcing a higher premium out of a bidder, attracting a better bid from a competing bidder or allowing the company to pursue its own strategy for enhancing shareholder value. Despite the potential benefits of poison pills, however, we do believe that companies should submit their poison pills for shareholder ratification.

       In total, while we approve of submitting poison pills to a shareholder vote, we cannot support this proposal due to its additional component of eliminating the poison pill.

NONROUTINE - SHAREHOLDER PROPOSAL TO SUBMIT SHAREHOLDER RIGHTS PLANS (POISON
       PILLS) FOR SHAREHOLDER RATIFICATION.



       This proposal requests that shareholders ratify any company poison pill plans.

       RECOMMENDATION:  Vote FOR this proposal.
                             ---
                        This is a vote AGAINST management.
                                       -------

       Although we support the use of poison pills for antitakeover protection, we also believe that companies should submit their plans for shareholder approval.

NONROUTINE - SHAREHOLDER PROPOSAL TO LOWER SHAREHOLDER VOTE REQUIREMENT IN
       EXISTING FAIR PRICE PROVISIONS TO A SIMPLE MAJORITY.



       This proposal requests reducing the vote requirement for negating fair price provisions from 80% to a simple majority.

       RECOMMENDATION:  Vote FOR this proposal.
                             ---
                        This is a vote AGAINST management.
                                       -------

       Although we support the use of fair price provisions for antitakeover protection, we also believe that shareholders should be able to negate such provisions by a simple majority vote of the disinterested shares. This serves in the best interest of shareholders should they wish to approve a business combination with another entity.

NONROUTINE - SHAREHOLDER PROPOSAL TO REQUIRE SHAREHOLDER APPROVAL BEFORE
       IMPLEMENTING BLOCKING PREFERRED STOCK.



       This proposal asks shareholders to approve management's use of blocking preferred stock as an antitakeover device.

       RECOMMENDATION:  Vote AGAINST this proposal.
                             -------
                        This is a vote WITH management.
                                       ----

       Blocking preferred stock is a necessary component required by management to implement a poison pill. Boards are empowered to authorize the issuance of preferred stock in one or more series. The board could fix the various rights and privileges of the shares, including the voting rights. In the event of a proposed takeover which the board opposed, it would be possible to authorize the issuance of a series of preferred stock with rights and preferences specifically intended to impede the attempted takeover.

       This protection gives companies breathing room for making the right choices in the event of a possible takeover, not just the expedient ones. In addition, a large-block holder serves as a monitor of management that may keep the pressure on to ensure good performance, to the benefit of all shareholders.

NONROUTINE - SHAREHOLDER PROPOSAL TO ALLOW OR SIMPLIFY SHAREHOLDER ACTION BY WRITTEN CONSENT.



        The amendment would allow shareholders to submit proposals for changes in governance without holding a meeting.

        RECOMMENDATION:      Vote FOR this proposal.
                                  ---
                             This is a vote AGAINST management.
                                            -------

        Written consent allows shareholders to vote for proposals on a solicited proxy card. These proxy cards are not necessarily issued by the board, but may be from an opponent, raider, etc.

        The business corporation statutes of some states permit shareholders to act by written consent without a meeting, unless the company's charter or bylaws restrict or prohibit such action. Usually the holders of written consents must have the consent to act from the same number of shares that would be required to take a proposed action if a meeting were held. The ability to act through written consent enables shareholders to replace a company's board, amend the bylaws or take other action to effect a change in control without having to call a special meeting or wait for the annual meeting. Charter or bylaw amendments to prohibit shareholders from acting by written consent, or to require unanimous consent for such action, limit shareholder opportunities to act quickly to change control or to take other actions that could facilitate a change in control.

       In recommending this proposal, we feel that allowing or simplifying action by written consent is in the best interest of shareholders. Action by written consent gives shareholders an opportunity to act expediently upon any important issues which could enhance or diminish share value, such as a proposed takeover or merger. In situations that allow only the Board and certain executive officers to call a stockholders' meeting, shareholders are at quite a disadvantage; they must wait until the next annual meeting to raise their concerns.

NONROUTINE - SHAREHOLDER PROPOSAL ON A CONFIDENTIAL BALLOT.

        This proposal requests the Board take certain steps to ensure that all proxies, ballots, and voting tabulations which identify shareholders be kept confidential, except where disclosure is mandated by law.

        RECOMMENDATION:      Vote FOR this proposal.
                                  ---
                             This is a vote AGAINST management.
                                            -------

        The secret ballot is fundamental to the American political system because it ensures that voters are not subjected to actual or perceived unwarranted pressure with regard to their votes. We feel a confidential ballot would relieve shareholders of these pressures and would allow them to vote without fear of negative consequences. The cost of such a program would be minimal.

        Confidential voting would eliminate the threat of management coercion and retaliation, whether perceived or real, and result in shareholders casting ballots on the merits alone of each proposal. Shareholders would not have to be concerned with the loss of an information source or the loss of business.

        Confidential voting promotes the duty of loyalty by eliminating conflict-of-interest voting when dual business relationships are held with the company, allowing votes to be cast in the best interests of the beneficiaries.

        Confidential voting would eliminate management's current unfair advantage of knowing and re-soliciting shareholder votes before the meeting date, something shareholders currently are not able to do. Both sides would have equal information.

        Confidential voting would encourage Employee Stock Ownership Plan (ESOP) participants to vote in their own best interests with no fear of negative consequences such as job loss or demotion.

        Confidential voting would result in a higher vote count (Chemical Bank's reason for adopting the proposal).

        Confidential voting would result in fewer management re-solicitation phone calls to institutional money managers.

        Confidential voting would support a basic tenet of the American political system, the right to a secret ballot.


NONROUTINE - SHAREHOLDER PROPOSAL ON SUPERMAJORITY VOTE REQUIREMENT.



       This proposal asks that the company repeal the supermajority vote requirement needed to alter the structure of the board.

        RECOMMENDATION:      Vote FOR this proposal.
                                  ---
                             This is a vote AGAINST management.
                                            -------

        Supermajority provisions in a company's charter or bylaws set a level of approval for specified actions that is higher than the minimum set by state law. Supermajority rules are most frequently based on total shares outstanding, not those represented in person or by proxy at an annual or special shareholder meeting, thereby making action that requires supermajority approval extremely difficult.

        We view the required supermajority as having antitakeover implications and recommend reducing the supermajority figure to a simple majority (51%). Required supermajority rules could lead to entrenchment of management because the number of shares represented in person or by proxy at these meetings does not usually exceed 80%. In the event of a possible merger, often times the interested third party does not get to vote his/her shares. Also, as the size of the interested third party's holdings increase, the fewer the number of outstanding shares it takes to defeat the merger proposal (usually management's shares).

       Knowing that a supermajority bylaw is in place for a particular company, a third party may not make an offer, even if it is equitable, which results in depriving shareholders of a potential premium/profit.

NONROUTINE - SHAREHOLDER PROPOSAL REGARDING EQUAL ACCESS TO PROXIES.



        This proposal requests that the company allow shareholder opinions in its proxy statement and any other statements with respect to any issue including candidates for director. These shareholder views will receive equal space and treatment, and may be presented by any shareholder or shareholder group with beneficial ownership of at least $1,000,000 (market value) in company stock.

        RECOMMENDATION:      Vote AGAINST this proposal.
                                  -------
                             This is a vote WITH management.
                                            ----

        The company complies fully with existing proxy regulations set forth by the SEC. Also, adoption of this new format could result in lengthy and unintelligible proxy statements and shareholder confusion.

       We feel that unrestricted access to include resolutions in proxy statements could create confusion and possibly lead to misunderstandings among shareholders which could be reflected in their votes. Current SEC procedures are in place to provide clear and valuable information to shareholders on proxy statements. Further, it is not apparent that unrestricted access to proxy material will enhance corporate profitability and shareholder value.

NONROUTINE - SHAREHOLDER PROPOSAL ON POLITICAL CONTRIBUTIONS.



        The proposal requests that the Board publish in certain newspapers a statement of each contribution made by the company, either directly or indirectly, to a political campaign, political party, referendum, citizens' initiative, or any attempts to influence legislation. Dates, amounts, and recipients must be listed.

        RECOMMENDATION:      Vote AGAINST this proposal.
                                  -------
                             This is a vote WITH management.
                                            ----

        Legislation and government policies impact the company's business in countless ways; so, corporate funds must be used to monitor these activities. However, the above requested information is already available to the public upon request from the Federal Election Commission in Washington.

       The company already complies with laws that prohibit corporate contributions in federal and some state and local elections; however, the company has established Political Action Committees (PACs) where participation is voluntary. These PACs comply fully with strict federal and state election laws as well as disclose contributions made to whom and for how much. This data is available to the public via the Federal Election Commission in Washington D.C.. Also, publishing this data for shareholders would be expensive, redundant and would not enhance shareholder value.

NONROUTINE - SHAREHOLDER PROPOSAL ON CHARITABLE CONTRIBUTIONS.



        This proposal is requesting that the company attach a report concerning its charitable contributions to the proxy statements for the company's next annual meeting. It also requests that the company shall not give any contributions to charitable, educational or similar organizations except in direct furtherance of the company's business interests.

        RECOMMENDATION:      Vote AGAINST this proposal.
                                  -------
                             This is a vote WITH management.
                                            ----

       The company currently complies with all federal and state regulations that require disclosure of charitable contributions for public scrutiny. We do not see how an additional report on the company's charitable contributions will benefit shareholders. Therefore, we consider the publication and distribution of the proposed report an unnecessary cost.

       By contributing to community organizations, the company is acting as a responsible corporate citizen. These contributions benefit the society in which the company operates and, therefore, benefit the company as well.

NONROUTINE - SHAREHOLDER PROPOSAL ON GOVERNMENT SERVICE.



        This proposal requests that the company furnish a list of high-ranking employees who served in any governmental capacities over the last five years.

        RECOMMENDATION:      Vote AGAINST this proposal.
                                  -------
                             This is a vote WITH management.
                                            ----

        The company already complies with the limitations and restrictions imposed by federal, state, and local laws which deal with the employment of former government employees in occupations related to their government service. Also, furnishing such a list would be nearly impossible and would be expensive and time-consuming.

        To compile and provide a list of high-ranking company officials who have served in government office during the past five years would not provide any economic value to shareholders. The company already complies with federal, state and local limitations and restrictions pertaining to employment of former government employees in positions related to their government service. Also, scrutinizing this particular area of work experience could hamper attracting and retaining qualified employees which would be a disservice to the shareholders.

NONROUTINE - SHAREHOLDER PROPOSAL ON POLITICAL NON-PARTISANSHIP.



        This proposal requests the company avoid certain practices which might appear to coerce employees to make political contributions against their personal inclinations.

       RECOMMENDATION:       Vote AGAINST this proposal.
                                  -------
                             This is a vote WITH management.
                                            ----

        Current federal and state laws already limit and define the scope of corporate involvement in politics to assure neutrality. Further, this proposal could inhibit an employee's ability to support political parties or candidates of his/her choice.

        The company fully complies with federal and state laws that prevent the coercion of employees to make political contributions or join a political party against their will. As a corporate citizen, the company is entitled to political beliefs that it feels will benefit the company. Expression of these beliefs within legal limits is not harmful and may provide an avenue for individuals to express their political views.

NONROUTINE - SHAREHOLDER PROPOSAL REGARDING CAPITAL FLIGHT.



        This proposal addresses the problem of capital flight from lesser-developed countries by requesting that the company report total bank liabilities by country, report policies instituted to prevent any capital flight, and develop policies to prevent the bank from receiving unlawful capital flight.

        RECOMMENDATION:      Vote AGAINST this proposal.
                                  -------
                             This is a vote WITH management.
                                            ----

        Capital outflows are the result of a country's fiscal and monetary policies that jeopardize local investment. Therefore, the only effective solution is in the implementation of sound economic policies and structural reform. We believe that the measures called for here would do little to alleviate the problem.

        Capital flight is the international transfer of funds to escape domestic taxation, inflation, political instability, devaluation, or any other unfavorable circumstances. Capital flight may cause balance of payment problems since it can deplete domestic reserves.

        Sometimes investors will invest funds outside their native country to achieve higher returns and diversification. The most reasonable and realistic solution to the problem of capital flight is the implementation of sound economic policies by the governments of the countries involved.

NONROUTINE -  SHAREHOLDER PROPOSAL ON THE MACBRIDE PRINCIPLES.

       The proposal requests the company implement and/or increase activity on each of the nine MacBride Principles. These Principles relate to the abolition of discrimination in Northern Ireland based on religious, political, or ethnic reasons.

        RECOMMENDATION:      Vote AGAINST this proposal.
                                  -------
                             This is a vote WITH management.
                                            ----

       The company fully complies with the Fair Employment (Northern Ireland) Act of 1989 which makes political and religious discrimination unlawful and requires private employers to register with the Fair Employment Commission to monitor and review regularly employment practices in the manner detailed in the Code of Practice, to create a neutral working environment, and to take corrective action when necessary. In addition, the company already bases hiring decisions solely on the merits and qualifications of candidates.

       THE MACBRIDE PRINCIPLES:

          1)   Increase the representation of individuals from under-represented
               religious   groups  in  the  work  force  including   managerial,
               supervisory, administrative, clerical and technical jobs.

          2) Adequate security for the protection of minority employees both at the workplace and while traveling to and from work.

          3) The banning of provocative religious or political emblems from the workplace.

          4) All job openings should be publicly advertised and special recruitment efforts should be made to attract applicants from under-represented religious groups.

          5) Layoff, recall and termination procedures should not favor particular religious groupings.

          6) The abolition of job reservations, apprenticeship restrictions and differential employment criteria which discriminate on the basis of religion or ethnic origin.

          7) The development of training programs that will prepare substantial numbers of current minority employees for skilled jobs, including the expansion of existing programs and the creation of new programs to train, upgrade and improve the skills of minority employees.

          8)   The establishment of procedures to assess,  identify and actively
               recruit   minority   employees   with   potential   for   further
               advancement.

          9) The appointment of a senior management staff member to oversee the company's affirmative action efforts and the establishment of timetables to carry out affirmative action principles.

       A central overtone to the MacBride principles is the call for more representation of religious minorities in the workplace. This would result in an employee having to provide personal religious information to the company and hiring decisions made based upon this information.

NONROUTINE -  SHAREHOLDER PROPOSAL REGARDING SDI.



        The proposal requests that the company publish certain information concerning its policies and finances regarding the development of space weaponry.

        RECOMMENDATION:      Vote AGAINST this proposal.
                                  -------
                             This is a vote WITH management.
                                            ----

        Shareholder proposals are an inappropriate means by which to debate national defense policy. This should be addressed through governmental officials who are accountable to the electorate. If the company has a legitimate, legal business opportunity (SDI contracts) which can increase profitability and enhance shareholder value, it is obligated to pursue the venture. The company's first priority is to increase shareholder wealth through profitable business ventures, not to be a forum for individual political views.

        The company is a contractor for the Department of Defense and is engaged in various types of research and development for Strategic Defense Initiative (SDI) weapons. The shareholders object to the company engaging in this type of work because they: 1) question the morality of involvement in the development of space weapons and 2) are concerned about the company's dependency on military contracts in light of the possibility of a slowdown in defense spending.

        The proposal calls for the company to issue a report to the shareholders regarding the company's views on space weaponization and how financially dependent the company is on defense spending.

        The issue in this proposal is one of government policy rather than corporate profitability and should not be debated under the guise of a proxy issue. If the company has a legitimate, legal business opportunity (SDI contracts) which can increase profitability and enhance shareholder value, it is obligated to pursue the venture. After all, the company's first priority is to increase shareholder wealth through profitable business ventures, not to be a forum for individual political views.

NONROUTINE - SHAREHOLDER PROPOSAL REGARDING ECONOMIC CONVERSION.



        This proposal requests the Board report within one year on plans for "economic conversion," the planned transfer of productive resources from defense-related contracts to other operations.

        RECOMMENDATION:      Vote AGAINST this proposal.
                                  -------
                             This is a vote WITH management.
                                            ----

        We believe that it is the responsibility of the United States Government to determine which programs are necessary for an effective defense. This issue should be addressed through governmental officials who are accountable to the electorate. If the company has a legitimate, legal business opportunity (defense contracts) which can increase profitability and enhance shareholder value, it is obligated to pursue the venture. The company's first priority is to increase shareholder wealth through profitable business ventures, not to be a forum for individual political views.

        This proposal is an attempt to have the company reduce its dependency on weapons contracts and convert its facilities to emphasize "more stable," non-defense related operations. The shareholders: 1) question the morality of involvement in the development of weapons and 2) are concerned about the company's dependency on military contracts in light of the possibility of a slowdown in defense spending.

        The issue in this proposal is one of government policy rather than corporate profitability and should not be debated under the guise of a proxy issue. If the company has a legitimate, legal business opportunity (defense contracts) which can increase profitability and enhance shareholder value, it is obligated to pursue the venture. After all, the company's first priority is to increase shareholder wealth through profitable business ventures, not to be a forum for individual political views.

NONROUTINE - SHAREHOLDER PROPOSAL REGARDING LENDING TO CHILE.



        This proposal requests the Board prohibit further lending to the government of Chile until the country is restored to a democratic form of government with full political rights for its citizens.

        RECOMMENDATION:      Vote AGAINST this proposal.
                                  -------
                             This is a vote WITH management.
                                            ----

        Although we may not philosophically support the Chilean system of government, the extension of credit to this country can lead to the kind of economic progress that frequently results in social and political change. This act of extending credit to a foreign government does not imply an endorsement of its policies. We believe it best that the company continue evaluating loan requests based on the creditworthiness of the prospective borrower.

NONROUTINE - SHAREHOLDER PROPOSAL ON THIRD WORLD CONSERVATION.



        This proposal requests that the company develop a policy to encourage management and long term development of natural resources in the Third World, particularly through the use of "debt for conservation" and "debt for development" exchanges.

        RECOMMENDATION:      Vote AGAINST this proposal.
                                  -------
                             This is a vote WITH management.
                                            ----

        The Corporation has supported sound economic reforms through such measures as reduced interest charges and lengthened repayment schedules; however, we do not feel the Corporation has the ability to determine what is best for a specific country in terms of natural resource and agricultural policy. This should be addressed through local governmental agencies and specialized multilateral lenders, such as the World Bank.

NONROUTINE - SHAREHOLDER PROPOSAL ON ANIMAL TESTING.



        The proposal requests that the Board disclose certain information annually on animal testing with the goal of reducing and eliminating such experiments.

        RECOMMENDATION:      Vote AGAINST this proposal.
                                  -------
                             This is a vote WITH management.
                                            ----

        The company does no more testing than the law and/or common sense requires. However, the company will not put humans at unnecessary risk through failure to do appropriate animal testing. Also, the U.S. Food and Drug Administration has stated that, at the present time, there are no acceptable alternatives to animal testing.

NONROUTINE - SHAREHOLDER PROPOSAL REGARDING ABORTION.



        This proposal requests that the Board eliminate, to the fullest extent permitted by law, all financial support for abortions and abortion-related services and research.

        RECOMMENDATION:      Vote AGAINST this proposal.
                                  -------
                             This is a vote WITH management.
                                            ----

        The company's position on this issue is to maintain strict neutrality. However, selective withholding of benefits for an accepted medical procedure is not a neutral position and may constitute a violation of the Pregnancy Discrimination Act. In addition, the company does not specifically support organizations that are either pro-abortion or anti-abortion. Corporate charitable contributions are given to hospitals, universities, and other reputable charities on an unrestricted basis. The acceptance of this proposal would restrict such contributions.

 NONROUTINE - SHAREHOLDER PROPOSAL ON DELAWARE ANTITAKEOVER LAW.



        This proposal calls for the corporation, which is incorporated in Delaware, to no longer be governed by Article 203 of the General Corporation Law of the State of Delaware.

        RECOMMENDATION:      Vote FOR this proposal.
                                  ---
                             This is a vote AGAINST management.
                                            -------

        According to this law, a business combination must be approved by: a) the board, PRIOR to a stockholder acquiring 15% of the firm's outstanding stock, or b) the board AND 66% of the outstanding voting stock, not including the acquirer's shares. This law removes the right from shareholders to decide for themselves whether to accept or reject a merger or tender offer; essentially, the board, rather than the shareholders, has the final say. We feel this legislation has antitakeover implications and that the decision to realize an immediate return on an investment or wait for a long-term gain is for the shareholders to make.

NONROUTINE - SHAREHOLDER PROPOSAL ON POLITICAL ACTION COMMITTEES.



        This proposal calls for the board to issue a report on its political contributions to congressional candidates by the PAC(s) whose expenses the company helps defray. The proposal also calls for the company to make a statement in favor of the passage of legislation to reduce the role of PACs in political campaigns.

        RECOMMENDATION:      Vote AGAINST this proposal.
                                  -------
                             This is a vote WITH management.
                                            ----

        Political action committees comprised of company employees donate their own funds, not those of the company, and must make public disclosure of their political contributions. Also, the role of PACs should be debated more appropriately in a public policy forum rather than in an annual meeting and/or proxy statement.

NONROUTINE - SHAREHOLDER PROPOSAL REGARDING THE CERES PRINCIPLES.


        The proposal requests the company issue a report describing company programs and progress toward achieving the Ceres Principles. These principles relate to the protection of the environment.

        RECOMMENDATION:      Vote AGAINST this proposal.
                                  -------
                             This is a vote WITH management.
                                            ----

        The company complies fully with an extensive array of environmental regulations at both the federal and state levels. We believe it is the responsibility of certain government agencies to determine environmental, health, and safety laws and regulations. Accordingly, we believe that although the concerns expressed in the proposal are valid, they would be more appropriately addressed to those authorities responsible for environmental regulation.

        The proposal requests that the company become a signatory to the Ceres Principles. The Principles are a 10-point code of environmental conduct for major corporations. Specifically, the guidelines call for the:

          1) protection of the biosphere via curbs on contaminants that damage the air, water, or earth and its inhabitants;

          2)   sustainable  use  of  renewable   resources  (i.e.  water,  soil,
               woodlands) and conservation of non-renewable resources;

          3)   minimal creation of hazardous  wastes,  safe disposal methods for
               all  refuse  and,  where   possible,   recycling  of  salvageable
               materials;

          4)   wise, efficient use of resources;

          5) reduction of all workplace risks and development of contingency plans for emergency;

          6) marketing of safe goods and services, plus disclosure of their environmental impact;

          7) assumption of full responsibility for any environmental accident caused by the company;

          8)   full  disclosure  of  all  corporate   operations,   as  well  as
               accidents, that cause environmental damage or pose health and safety hazards;

          9) creation of a Board committee for environmental affairs and the appointment of senior environmental managers who would report directly to the CEO;

          10) annual audits of progress toward achieving the goals designated by these principals, which would be made available to the public.

        We feel that although the spirit of the Principles is well-intentioned, they are vague and potentially unproductive, requiring disclosures and audits that would not necessarily increase the environmental awareness of the company. More than likely, the company has already addressed many, if not all, of the items listed and has formal reporting procedures in place to ensure compliance with all environmental laws and regulations.

 NONROUTINE - SHAREHOLDER REQUEST FOR REPORT ON NORTHERN IRELAND



        The proposal requests the Board to issue a report on the company's employment practices in Northern Ireland, particularly the fairness of employment opportunities for people of varying religions and political beliefs.

        RECOMMENDATION:      Vote AGAINST this proposal.
                                  -------
                             This is a vote WITH management.
                                            ----

        The company fully complies with the Fair Employment (Northern Ireland) Act of 1989 which makes political and religious discrimination unlawful and requires private employers to register with the Fair Employment Commission, to monitor and review regularly employment practices in the manner detailed in the Code of Practice, to create a neutral working environment, and to take corrective action when necessary. In addition, the company already bases hiring decisions solely on the merits and qualifications of candidates.

NONROUTINE - SHAREHOLDER PROPOSAL REGARDING AFFIRMATIVE ACTION.



        The proposal requests that the company adopt various reporting requirements with respect to its affirmative action programs, and that the company develop a program to guide and encourage minority students to attend and graduate from college.

        RECOMMENDATION:      Vote AGAINST this proposal.
                                  --------
                             This is a vote WITH management.
                                            -----

        It is the company's policy to provide equal employment opportunity to all persons. The company strives to achieve this policy through its affirmative action program. Although the goals of this proposal are laudable, we believe that issues of this nature should be directed to the applicable government and legislative authorities.

NONROUTINE - SHAREHOLDER PROPOSAL REGARDING TOBACCO PRODUCTS.



        The proposal requests the Board end business in tobacco or tobacco products within ten years.

        RECOMMENDATION:      Vote AGAINST this proposal.
                                  -------
                             This is a vote WITH management.
                                            ----

        It is widely known that smoking cigarettes can be harmful, yet cigarette consumption is legal. If the company stopped cigarette production, another company would merely step in to fill the gap. Therefore, we suggest that this issue be addressed to the appropriate government authorities, and that the company not be deprived of a currently legal business opportunity.

NONROUTINE - SHAREHOLDER PROPOSAL REGARDING EQUAL EMPLOYMENT OPPORTUNITY.



        This proposal requests that the Board report on the total number of employees in each of the major Equal Employment Opportunity Commission
        (EEOC) categories and provide a summary of affirmative action programs and timetables to improve equal employment opportunity.

        RECOMMENDATION:      Vote AGAINST this proposal.
                                  -------
                             This is a vote WITH management.
                                            ----

        The company is strongly committed to providing equal employment opportunity and complying with all EEOC laws and regulations. The company's policy is to recruit, hire and promote the most qualified candidates. Given the company's commitment to equal opportunity, we feel a report is unnecessary.

        Specifically, the proposal usually asks that the company provide:

       1) a breakdown by sex and race on the number of corporate employees in the nine major job categories established by the Equal Employment Opportunity Commission (EEOC) for the last three years;
       2) a summary of affirmative action goals at the company and timetables for achieving them;
       3) a rundown on plans to increase the census of women and minorities in creative, managerial and decision-making positions throughout the company.

       The company most likely has in place a formal equal employment policy and is committed to recruiting and retaining women and minorities. They also have formal procedures to insure compliance with all EEOC reporting requirements. These requirements require much of the information requested in the proposal. Given that these policies and procedures are in place, we feel the company's commitment to equal opportunity is strong and that additional reporting requirements would be time consuming and of no benefit to women or minorities.

 NONROUTINE - SHAREHOLDER PROPOSAL ON FOREIGN MILITARY SALES.



       The proposal requests that the Board of Directors provide a comprehensive report to all shareholders on the company's foreign military sales. The report would include the criteria used to accept a contract, the procedures by which the company engages in military sales directly with foreign governments, and the categories of military equipment exported.

       RECOMMENDATION:                Vote AGAINST this proposal.
                                           -------
                                      This is a vote WITH management.
                                                     ----

       The sale of military equipment to foreign governments is highly regulated to ensure that all such sales are consistent with U.S. policy. Accordingly, we believe that although the concerns expressed in the proposal are valid, they would be more appropriately addressed to those authorities responsible for military equipment regulation. In addition, disclosing business-sensitive information could put the company at a disadvantage with its competitors. We believe the proposed report would be costly and unnecessary.

NONROUTINE - SHAREHOLDER PROPOSAL TO UPHOLD CODE OF CONDUCT IN SOUTH AFRICA.



       This proposal requests that the board take steps to implement or increase activity with respect to the principles contained in the Code of Business Conduct developed by the South African Council of Churches and to report to shareholders on its implementation. Among other things, the Code embraces the principals of equal opportunity, workers' rights, and consumer protection. It also asks that efforts be made to provide training and education, suitable working and living conditions, job security, and the empowerment of black businesses.

       RECOMMENDATION:  Vote AGAINST this proposal.
                             -------
                        This is a vote WITH management.
                                       ----

       We believe that this proposal, rather than having the desired effect of improving the economic conditions of the black population of South Africa, will result in a further depression of the local economies by discouraging already wary investors from investing in a South Africa where companies would have to issue reports on their progress in meeting the goals of this proposal. Although the goals are laudable, we believe that issues such as these would be more effectively addressed if directed to the appropriate government and legislative authorities. Furthermore, requirements to provide training, living accommodations, and job security would place great costs on the company, thus, decreasing South Africa's attractiveness as a country for company investment.

 NONROUTINE - SHAREHOLDER PROPOSAL REGARDING MAQUILADORA OPERATIONS.



       The proposal asks the Board of Directors to provide a comprehensive report describing the company's Maquiladora operations (i.e., the company's low cost manufacturing factories operating in Mexico). The proponents of this plan believe that U.S. companies operating in Mexico should respect the fundamental principles of providing safe environmental practices, adequate health and safety standards, and a fair and dignified quality of life to the workers and their communities.

       RECOMMENDATION:  Vote AGAINST this proposal.
                             -------
                        This is a vote WITH management.
                                       ----

       The company is in compliance with all Mexican labor and environmental laws as determined by the respective government agencies. Accordingly, although the concerns expressed in the proposal are valid, we feel they would be more appropriately addressed to those authorities responsible for labor and environmental laws in both the United States and in Mexico.

 NONROUTINE - SHAREHOLDER PROPOSAL TO AMEND DISCRETIONARY VOTING.



       This proposal asks the company to eliminate trustee discretionary voting of unmarked proxies. The proponent is recommending that only proxy cards that have been voted, signed, dated, and returned by shareholders be used when tabulating proxy results. Proxy cards that are not returned or are unmarked would not count toward the majority quorum requirement.

       RECOMMENDATION:  Vote AGAINST proposal.
                             -------
                        This is a vote WITH management.
                                       ----

       The current proxy system is designed so that in cases where shareholders wish to vote entirely with management, all they need to do is sign their proxies rather than mark each issue separately. Moreover, because proxies clearly state the effects of not marking specific votes, shareholders are fully aware of the implications of only signing their proxies. More importantly, many shareholders have entrusted their voting rights to financial advisors precisely because these groups or individuals have the expertise and resources to consider each issue with the interests of the shareholder in mind. It is out belief that denying brokers or trustees the ability to vote on behalf of shareholders could, in fact, prove detrimental to shareholders. We recommend voting against this proposal.

NONROUTINE - SHAREHOLDER PROPOSAL REQUESTING A REPORT ON POLITICAL PRACTICES.



       The proponent of this proposal, in an effort to keep the company politically neutral, is requesting that the company avoid the following practices: a) handling the contribution cards of a single political party by an employee or a supervisor; b) requesting an employee to send a political contribution, as part of a group of contributions, to an individual in the corporation for subsequent delivery to a political party or fundraising committee; c) requesting an employee to issue personal blank checks as to payee for subsequent forwarding to a political party, political committee, or candidate; d) using supervisory meetings to announce that the contribution cards of one party are available and that anyone desiring cards of a different party will be supplied on request to his/her supervisor; and e) placing large quantities of the contribution cards of one party at mail station locations.

       RECOMMENDATION:  Vote AGAINST proposal.
                             -------
                        This is a vote WITH management.
                                       ----

       We support the company's policy of operating a political action committee, supported by the voluntary contributions of the company's senior officers, that makes nonpartisan donations to groups or individuals most capable of representing the company's business views. Furthermore, we are satisfied that the laws governing a company's political activities are stringent enough to ensure political nonpartisanship.

NONROUTINE - SHAREHOLDER PROPOSAL TO UPDATE CODE OF CONDUCT.



       This proposal asks the company to update its Code of Conduct to account for its international conduct. The proponents believe the company's expanding involvement in the police state of Burma strengthens the repressive military government by portraying that country in a positive light through its investment there. Further, the proponents claim that in addition to Burma, the company does business in other countries with controversial human rights records, including Indonesia, China, Guatemala, Saudi Arabia, Turkey, and Thailand.

       RECOMMENDATION:  Vote AGAINST this proposal.
                             -------
                        This is a vote WITH management.
                                       ----

       Although we may not philosophically support the governments mentioned above, investment in these countries can lead to the kind of economic progress that frequently results in social and political change. This act of trading with a foreign government does not imply an endorsement of its policies. We believe, as the company does, that international commerce strengthens both peace and understanding while also creating economic growth and opportunities for all countries involved.

NONROUTINE - SHAREHOLDER PROPOSAL TO DISCOURAGE UNDERAGE SMOKING.



       This proposal requests that the company contribute three percent of its profits realized from sales to minorities to run a national anti-smoking campaign to discourage underage smoking.

       RECOMMENDATION:  Vote AGAINST this proposal.
                             -------
                        This is a vote WITH management.
                                       ----

       The company already adequately supports numerous private and governmental nonsmoking efforts across the country, including programs which discourage underage smoking. We believe that funding of another program would provide few additional benefits to the public or the company.

NONROUTINE - SHAREHOLDER PROPOSAL ON INFANTS AND TOBACCO.



       This proposal requests that the company develop and implement a program to prevent fetal and neonatal harm from tobacco smoke.

       RECOMMENDATION:  Vote AGAINST this proposal.
                             -------
                        This is a vote WITH management.
                                       ----

       Cigarette packs and advertising already contain warnings indicating the dangers of smoking by pregnant women. The company is already in full compliance with government regulations regarding the disclosure of health risks associated with smoking, and we believe implementation of this plan would place the company at a competitive disadvantage with its peers.

NONROUTINE - SHAREHOLDER PROPOSAL TO PREPARE TOBACCO-RELATED REPORT.



       This proposal requests the company to develop a nicotine rating system and develop and market a low-nicotine cigarette.

       RECOMMENDATION:  Vote AGAINST this proposal.
                             -------
                        This is a vote WITH management.
                                       ----

       The company already complies with government standards regarding the disclosure of nicotine yields. Also, previously marketed de-nicotinized cigarettes have proven unacceptable to consumers. We believe complying with this proposal would put the company at a competitive disadvantage to its peers and decrease shareholder returns.

NONROUTINE - SHAREHOLDER PROPOSAL TO PRESERVE THE HEALTH OF TOBACCO-USING CUSTOMERS.



       This proposal requests that the board take steps necessary to preserve the health of its tobacco-using customers, including publicizing nicotine ratings for its tobacco-related products, reducing the addictive properties of its products over time, and developing and marketing new nicotine or nicotine-like products that have minimal toxic agents that can be used in lieu of tobacco.

       RECOMMENDATION:  Vote AGAINST this proposal.
                             -------
                        This is a vote WITH management.
                                       ----

       The proposal requests that the company enter a new business arena with the manufacture and sale of medical devices and drugs, which is not consistent with the company's current business plan and would cause the company to incur substantial costs. We believe the requests of the proposal would not benefit shareholders or the company's business as a whole.

NONROUTINE - SHAREHOLDER PROPOSAL TO DISCLOSE WARNING LABELS ON TOBACCO
PRODUCTS.



       This shareholder proposal requests that all advertising and promotional use of various tobacco names and symbols be accompanied by a warning label indicating the health hazards associated with the use of these products.

       RECOMMENDATION:  Vote AGAINST this proposal.
                             -------
                        This is a vote WITH management.
                                       ----

       The company already complies with regulations on all levels of government. Moreover, additional requirements may place the company at a competitive disadvantage to its peers. We do not believe this proposal is in the best interest of shareholders.

NONROUTINE - SHAREHOLDER PROPOSAL TO ESTABLISH ADVISORY COMMITTEE.



       This proposal requests that the company establish a shareholders' advisory committee which would advise the board on policy and strategy issues which may enhance shareholder value, including mergers, acquisitions, divestitures and restructurings.

       RECOMMENDATION:  Vote AGAINST this proposal.
                             -------
                        This is a vote WITH management.
                                       ----

       Approval of this proposal could interfere with the board's ability to manage the company in the interests of all shareholders. Considering that shareholders have already elected a board to represent their interests, we believe that the formation of a shareholders' advisory committee would be costly, time consuming and unnecessary.

NONROUTINE - SHAREHOLDER PROPOSAL FOR REPORT ON ENVIRONMENT AND TO REDUCE OR
    ELIMINATE TOXIC WASTE OR EMISSIONS.



       This proposal requests that the company adopt a policy to reduce or eliminate toxic waste or emissions and to prepare a report for shareholders regarding the environmental impact or liability of its products. The proponent believes that the company's products or byproducts are hazardous to the environment.

       RECOMMENDATION:  Vote AGAINST this proposal.
                             -------
                        This is a vote WITH management.
                                       ----

       The company complies fully with all government regulations regarding the environment. We feel that those concerned with issues regarding the environment should consult with the appropriate government agencies responsible for determining environmental, health & safety laws and regulations. In addition, we believe that creation of such a report would be time constraining, unnecessarily costly, and of little benefit to shareholders.

NONROUTINE - SHAREHOLDER PROPOSAL TO REQUIRE DIRECTOR ATTENDANCE AT ANNUAL MEETING.



       This proposal requests that the board members and nominees attend the annual shareholders meeting to personally respond to questions pertaining to their past or future responsibilities as directors of the company.

       RECOMMENDATION:  Vote AGAINST this proposal.
                             -------
                        This is a vote WITH management.
                                       ----

       A director's contribution cannot be judged solely by his or her attendance at the annual meeting. Also, this formal requirement would have no impact on absences due to illness or unavoidable business conflicts.

NONROUTINE - SHAREHOLDER PROPOSAL TO REQUIRE DIRECTOR NOMINEE QUALIFICATIONS.



       This proposal requires that no director hold seats on the boards of more than five other for-profit corporations.

       RECOMMENDATION:  Vote AGAINST this proposal.
                             -------
                        This is a vote WITH management.
                                       ----

       We believe that the recommended number of directorships is arbitrary and does not ensure that a director will be more qualified to serve in shareholders' best interests. Also, the company's proxy statement lists all the boards on which each director serves. For those shareholders concerned about excessive membership on other corporate boards, the director election process gives them ample opportunity to withhold votes from certain nominees.

NONROUTINE - SHAREHOLDER PROPOSAL REGARDING DIRECTORS RECEIVING CONSULTING FEES.




       This proposal requests that directors refrain from accepting consulting fees, either individually or through an associated business entity, while serving on the board. The proponent believes this practice is a conflict of interest.

       RECOMMENDATION:  Vote AGAINST this proposal.
                             -------
                        This is a vote WITH management.
                                       ----

       Although we feel the board should consist of a majority of independent directors, we do not believe that certain affiliations with a company necessarily impair a director's ability to act objectively in the interests of shareholders. Shareholders who may be concerned about a director having a conflict of interest can withhold votes from that director or the directors on the Nominating Committee.

NONROUTINE - SHAREHOLDER PROPOSAL TO SEEK SALE OF COMPANY/ASSETS.


         This proposal requests that the board arrange for the prompt sale of the company to the highest bidder.

         RECOMMENDATION:     Vote AGAINST this proposal.
                                  -------
                             This is a vote WITH management.
                                            ----

         We believe that under normal circumstances the decision to buy, sell, or engage in a merger is one appropriately left in the hands of management and the board. However, we recognize that there are situations which justify the adoption of such proposals, such as a prolonged period of poor or sluggish performance with no turnaround in sight. Such situations may be exacerbated by an entrenched board and management which appears to be strongly opposed to any sale or merger that could jeopardize their current positions or threaten their control of the company. Adoption of poison pills, golden parachutes, and other antitakeover provisions in the face of an attractive offer may be signs of entrenchment.

         Such proposals have pros and cons. On the plus side, seeking competing merger offers may boost the stock price through increased investor interest. The end result may be an offer price that represents a market premium to most or all shareholders. On the downside, often the worst time for a company to be "put into play" is when the share price has declined to historically low levels. Then, "bottom feeders" are likely to approach a company with offers that represent a premium only to a few short-term investors and speculators seeking a quick profit, to the detriment of long-term shareholders who purchased their shares at a higher price. This scenario is only beneficial to long-term shareholders when the company's prospects are dim for any number of reasons, such as the permanent decline of an industry, and share price cannot reasonably be expected to rebound.

NONROUTINE - SHAREHOLDER PROPOSAL TO ADOPT POLICY RELATING TO GENETICALLY ENGINEERED FOOD PRODUCTS.



         This shareholder proposal is requesting that the board remove genetically engineered crops, or organisms from the products that are either sold or manufactured by the company until they are found to be safe to humans, animals, and the environment.

         RECOMMENDATION:              Vote AGAINST this proposal.
                                           -------
                                      This is a vote WITH management.
                                                     ----

         Approval of this proposal would not give the company the flexibility it needs to meet consumers' changing demands. By not allowing the company to sell genetically engineered products to consumers, the company could be placed at a competitive disadvantage. Also, the food industry is heavily regulated already by the USDA, the EPA, and the U.S. Food and Drug Administration.

NONROUTINE  -  SHAREHOLDER  PROPOSAL  TO  ADOPT  POLICY/PREPARE  REPORT  ON DRUG
PRICING.




         This proposal is requesting that the company create and implement a policy of price restraint on pharmaceutical products for individual consumers and institutional purchasers using a combination of approaches to keep drug prices at reasonable levels. In addition, the shareholder requests that the company prepare a report on changes in policies and pricing procedures for pharmaceutical products.

         RECOMMENDATION:              Vote AGAINST this proposal.
                                           -------
                                      This is a vote WITH management.
                                                     ----

        We believe that in order for the company to remain competitive in the marketplace, prices need to be based on market forces rather than artificially imposed restraints. Price restraints would place the company at a competitive disadvantage among its peers. Absent evidence of illegal pricing activity, determination of prices is best left to the company. Even if such a policy could be crafted, it would increase costs to the company and provide no benefit to shareholders.







NONROUTINE - SHAREHOLDER PROPOSAL TO HIRE ADVISOR TO MAXIMIZE SHAREHOLDER VALUE.


         This proposal requests that the board hire outside professional advisors to help the company explore strategic alternatives to maximize shareholder value, including the possible sale or merger of the company.

         RECOMMENDATION:              Vote AGAINST this proposal.
                                           -------
                                      This is a vote WITH management.
                                                     ----

        Under normal circumstances, we feel that the decision to buy, sell, or engage in a merger is best left in the hands of management and the board. If the board appears to have outlined a reasonable strategic plan of action to enhance shareholder value, we will support management in voting against this type of proposal.

        However, we recognize that certain situations may justify the adoption of proposals that suggest exploring alternatives to maximize shareholder value, including a sale or merger. These proposals will be reviewed on a case-by-case basis.

                    Fidelity Highly Confidential Information
                      Fidelity Fund Proxy Voting Guidelines
                     (including funds sub-advised by FMR Co.
              for which FMR Co. has been granted voting authority)
                                   March 2005

I.   General Principles

     A. Except as set forth herein, FMR will generally vote in favor of routine management proposals. FMR will generally oppose shareholder proposals that do not appear reasonably likely to enhance the economic returns or profitability of the portfolio company or to maximize shareholder value.

     B. Non-routine proposals will generally be voted in accordance with the guidelines.

     C. Non-routine proposals not covered by the following guidelines or other special circumstances will be evaluated on a case-by-case basis with input from the appropriate FMR analyst or portfolio manager, as applicable, subject to review by the General Counsel or Compliance Officer of FMR or the General Counsel of FMR Corp. A significant pattern of such proposals or other special circumstances will be referred to the Operations Committee or its designee.

     D. Voting of shares will be conducted in a manner consistent with the best interests of mutual fund shareholders as follows: (i) securities of a portfolio company will generally be voted in a manner consistent with the Proxy Voting Guidelines; and (ii) voting will be done without regard to any other Fidelity companies' relationship, business or otherwise, with that portfolio company.

     E. The FMR Investment & Advisor Compliance Department votes proxies. In the event an Investment & Advisor Compliance employee has a personal conflict with a portfolio company or an employee or director of a portfolio company, that employee will withdraw from making any proxy voting decisions with respect to that portfolio company. A conflict of interest arises when there are factors that may prompt one to question whether a Fidelity employee is acting solely in the best interests of Fidelity and its customers. Employees are expected to avoid situations that could present even the appearance of a conflict between their interests and the interests of Fidelity and its customers.

II.  Definitions (as used in this document)

     A. Large capitalization company - a company included in the Russell 1000 stock index.

     B. Small capitalization company - a company not included in the Russell 1000 stock index.

     C. Anti-takeover plan - includes fair price amendments; classified boards; "blank check" preferred stock; golden and tin parachutes; supermajority provisions; poison pills; and any other plan that eliminates or limits shareholder rights.

     D. Poison Pill Plan - a strategy employed by a potential take-over / target company to make its stock less attractive to an acquirer. Such Plans are generally designed to dilute the acquirer's ownership and value in the event of a take-over.

     E. Golden parachute - accelerated options and/or employment contracts for officers and directors that will result in a lump sum payment of more than three times annual compensation (salary and bonus) in the event of termination following a change in control.

     F. Tin parachute - accelerated options and/or employment contracts for employees beyond officers and directors that will result in a lump sum payment in the event of termination.

     G. Sunset provision - a condition in a charter or plan that specifies an expiration date.

     H. Greenmail - payment of a premium to a raider trying to take over a company through a proxy contest or other means.

III. Directors

     A.   Incumbent Directors

          FMR will generally vote in favor of incumbent and nominee directors except where one or more such directors clearly appear to have failed to exercise reasonable judgment. FMR will also generally withhold authority on the election of directors if:

          1. An anti-takeover provision was introduced, an anti-takeover provision was extended, or a new anti-takeover provision was
               adopted  upon  the   expiration  of  an  existing   anti-takeover
               provision, without shareholder approval except as set forth below.

               With respect to poison pills, FMR will consider not withholding authority on the election of directors if all of the following conditions are met when a poison pill is introduced, extended, or adopted:

               a. The poison pill includes a sunset provision of less than 5 years;

               b. The poison pill is linked to a business strategy that will result in greater value for the shareholders; and

               c. Shareholder approval is required to reinstate the poison pill upon expiration.

               FMR will also not consider withholding authority on the election of directors when one or more of the conditions above are not met if the board is willing to strongly consider seeking shareholder ratification of, or adding a sunset provision meeting the above conditions to, an existing poison pill. In such a case, if the company does not take appropriate action prior to the next annual shareholder meeting, FMR will withhold authority on the election of directors.

          2. The company refuses, upon request by FMR, to amend a Poison Pill Plan to allow Fidelity to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities.

          3. Within the last year and without shareholder approval, the company's board of directors or compensation committee has repriced outstanding options held by officers and directors which, together with all other options repriced under the same stock option plan (whether held by officers, directors, or other employees) exceed 5% (for a large capitalization company) or 10% (for a small capitalization company) of the shares authorized for grant under the plan.

          4. The company failed to act in the best interests of shareholders when approving executive compensation, taking into account such factors as: (i) whether the company used an independent compensation committee; and (ii) whether the compensation committee engaged independent compensation consultants.

     B.   Indemnification

          FMR will generally vote in favor of charter and by-law amendments expanding the indemnification of Directors and/or limiting their liability for breaches of care unless FMR is otherwise dissatisfied with the performance of management or the proposal is accompanied by anti-takeover measures.

     C.   Independent Chairperson

          FMR will generally vote against shareholder proposals calling for or recommending the appointment of a non-executive or independent chairperson. However, FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and to promote effective oversight of management by the board of directors.

IV.  Compensation

     A. Equity Award Plans (including stock options, restricted stock awards, and other stock awards)

          FMR will generally vote against Equity Award Plans or amendments to authorize additional shares under such plans if:

          1. (a) The dilution effect of the shares authorized under the plan, plus the shares reserved for issuance pursuant to all other stock plans, is greater than 10% (for large capitalization companies) or 15% (for small capitalization companies) and (b) there were no circumstances specific to the company or the plans that lead FMR to conclude that the level of dilution in the Plan or the amendments is acceptable.

          2. In the case of stock option plans, (a) the offering price of options is less than 100% of fair market value on the date of grant, except that the offering price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus; (b) the plan's terms allow repricing of underwater options; or (c) the Board/Committee has repriced options outstanding under the plan in the past 2 years.

               However, option repricing may be acceptable if all of the following conditions, as specified by the plan's express terms or board resolution, are met:

               a. The repricing is rarely used and, when used, is authorized by a compensation committee composed entirely of independent directors to fulfill a legitimate corporate purpose such as retention of a key employee;

               b. The repricing is limited to no more than 5% (large capitalization company) or 10% (small capitalization company) of the shares currently authorized for grant under the plan.

          3. The Board may materially alter the plan without shareholder approval, including by increasing the benefits accrued to participants under the plan; increasing the number of securities which may be issued under the plan; modifying the requirements for participation in the plan; or including a provision allowing the Board to lapse or waive restrictions at its discretion.

          4. The granting of awards to non-employee directors is subject to management discretion.

          5. In the case of stock awards, the restriction period, or holding period after exercise, is less than 3 years for non-performance-based awards, and less than 1 year for performance-based awards.

          FMR will consider approving an Equity Award Plan or an amendment to authorize additional shares under such plan if, without complying with guidelines 2(a), 3, and 4 immediately above, the following two conditions are met:

          1. The shares are granted by a compensation committee composed entirely of independent directors; and

          2. The shares are limited to 5% (large capitalization company) and 10% (small capitalization company) of the shares authorized for grant under the plan.

     B.   Equity Exchanges and Repricing

          FMR will generally vote in favor of a management proposal to exchange shares or reprice outstanding options if the proposed exchange or repricing is consistent with the interests of shareholders, taking into account such factors as:

          1.   Whether the proposal excludes senior management and directors;

          2. Whether the equity proposed to be exchanged or repriced exceeded FMR's dilution thresholds when initially granted;

          3. Whether the exchange or repricing proposal is value neutral to shareholders based upon an acceptable pricing model;

          4. The company's relative performance compared to other companies within the relevant industry or industries;

          5. Economic and other conditions affecting the relevant industry or industries in which the company competes; and

          6.   Any other facts or circumstances  relevant to determining whether
               an  exchange  or  repricing   proposal  is  consistent  with  the
               interests of shareholders.

     C.   Employee Stock Purchase Plans

          FMR will generally vote against employee stock purchase plans if the plan violates any of the criteria in section IV(A) above, except that the minimum stock purchase price may be equal to or greater than 85% of the stock's fair market value if the plan constitutes a reasonable effort to encourage broad based participation in the company's equity. In the case of non-U.S. company stock purchase plans, FMR may permit a lower minimum stock purchase price equal to the prevailing "best practices" in the relevant non-U.S. market, provided that the minimum stock purchase price must be at least 75% of the stock's fair market value.

     D.   Employee Stock Ownership Plans (ESOPs)

          FMR will generally vote in favor of non-leveraged ESOPs. For leveraged ESOPs, FMR may examine the company's state of incorporation, existence of supermajority vote rules in the charter, number of shares authorized for the ESOP, and number of shares held by insiders. FMR may also examine where the ESOP shares are purchased and the dilution effect of the purchase. FMR will generally vote against leveraged ESOPs if all outstanding loans are due immediately upon change in control.

     E.   Executive Compensation

          FMR will generally vote against management proposals on stock-based compensation plans or other compensation plans if such proposals are inconsistent with the interests of shareholders, taking into account such factors as: (i) whether the company has an independent compensation committee; and (ii) whether the compensation committee has authority to engage independent compensation consultants.

V.   Anti-Takeover Plans

     FMR will generally vote against a proposal to adopt or approve the adoption of an anti-takeover plan unless:

     A. The proposal requires that shareholders be given the opportunity to vote on the adoption of anti-takeover provision amendments.

     B.   The anti-takeover plan includes the following:

          1. the board has adopted an anti-takeover plan with a sunset provision of no greater than 5 years;

          2. the anti-takeover plan is linked to a business strategy that is expected to result in greater value for the shareholders;

          3. shareholder approval is required to reinstate the anti-takeover plan upon expiration;

          4. the anti-takeover plan contains a provision suspending its application, by shareholder referendum, in the event a potential acquirer announces a bona fide offer, made for all outstanding shares; and

          5. the anti-takeover plan allows the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities.

     C.   It  is  an  anti-greenmail   proposal  that  does  not  include  other
          anti-takeover provisions.

     D. It is a fair price amendment that considers a two-year price history or less.

     FMR will generally vote in favor of proposals to eliminate anti-takeover plans. In the case of proposals to declassify a board of directors, FMR will generally vote against such a proposal if the issuer's Articles of Incorporation or applicable statutes include a provision whereby a majority of directors may be removed at any time, with or without cause, by written consent, or other reasonable procedures, by a majority of shareholders entitled to vote for the election of directors.

VI.  Capital Structure / Incorporation

     A.   Increases in Common Stock

          FMR will generally vote against a provision to increase a Company's common stock if such increase is greater than 3 times outstanding and scheduled to be issued shares, including stock options, except in the case of real estate investment trusts, where an increase of up to 5 times is generally acceptable.

     B.   New Classes of Shares

          FMR will generally vote against the introduction of new classes of stock with differential voting rights.

     C.   Cumulative Voting Rights

          FMR  will  generally  vote  in  favor  of  introduction   and  against
          elimination of cumulative voting rights where this is determined to enhance portfolio interests of minority shareholders.

     D.   Acquisition or Business Combination Statutes

          FMR will generally vote in favor of proposed amendments to a company's certificate of incorporation or by-laws that enable the company to opt out of the control shares acquisition or business combination statutes.

     E.   Incorporation or Reincorporation in Another State or Country

          FMR will generally vote against shareholder proposals calling for or recommending that a portfolio company reincorporate in the United States and vote in favor of management proposals to reincorporate in a jurisdiction outside the United States if (i) it is lawful under United States, state and other applicable law for the company to be incorporated under the laws of the relevant foreign jurisdiction and to conduct its business and (ii) reincorporating or maintaining a domicile in the United States would likely give rise to adverse tax or other economic consequences detrimental to the interests of the company and its shareholders. However, FMR will consider supporting such shareholder proposals and opposing such management proposals in limited cases if, based upon particular facts and circumstances, reincorporating in or maintaining a domicile in the relevant foreign jurisdiction gives rise to significant risks or other potential adverse consequences that appear reasonably likely to be detrimental to the interests of the company or its shareholders.

VII. Auditors

     A. FMR will generally vote against shareholder proposals calling for or recommending periodic rotation of a portfolio company's auditor. FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, a company's board of directors and audit committee clearly appear to have failed to exercise reasonable business judgment in the selection of the company's auditor.

     B. FMR will generally vote against shareholder proposals calling for or recommending the prohibition or limitation of the performance of non-audit services by a portfolio company's auditor. FMR will also generally vote against shareholder proposals calling for or recommending removal of a company's auditor due to, among other reasons, the performance of non-audit work by the auditor. FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, a company's board of directors and audit committee clearly appear to have failed to exercise reasonable business judgment in the oversight of the performance of the auditor of audit or non-audit services for the company.

VIII. Other

     A.   Voting Process

          FMR will generally vote in favor of proposals to adopt Confidential Voting and Independent Vote Tabulation practices.

     B.   Regulated Industries

          Voting of shares in securities of any regulated industry (e.g., U.S. banking) organization shall be conducted in a manner consistent with conditions that may be specified by the industry's regulator (e.g., the Federal Reserve Board) for a determination under applicable law
          (e.g., federal banking law) that no Fund or group of Funds has acquired control of such organization.

                                   SUMMARY OF
                         FRANKLIN ADVISORY SERVICES, LLC
                       PROXY VOTING POLICIES & PROCEDURES

Franklin Advisory Services, LLC (hereinafter "Adviser") has delegated its administrative duties with respect to voting proxies to the Proxy Group within Franklin Templeton Companies, LLC (the "Proxy Group"), an affiliate and wholly owned subsidiary of Franklin Resources, Inc.

All proxies received by the Proxy Group will be voted based upon Adviser's instructions and/or policies. To assist it in analyzing proxies, Adviser subscribes to Institutional Shareholder Services ("ISS"), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, record keeping and vote disclosure services. In addition, Adviser subscribes to Glass Lewis & Co., LLC ("Glass Lewis"), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although ISS' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, Adviser does not consider recommendations from ISS, Glass Lewis, or any other third party to be determinative of Adviser's ultimate decision. Adviser votes proxies solely in the interests of the client, Adviser-managed fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries (collectively "Advisory Clients"). As a matter of policy, the officers, directors and employees of Adviser and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients. In situations where Adviser perceives a material conflict of interest, Adviser may: disclose the conflict to the relevant Advisory Clients; defer to the voting recommendation of the Advisory Clients, ISS, Glass Lewis, or those of another independent third party provider of proxy services; send the proxy directly to the relevant Advisory Client for a decision, or take such other action in good faith (in consultation with counsel) which would protect the interests of the Advisory Clients.

As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and Adviser will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

The Proxy Group is part of the Franklin Templeton Companies, LLC Corporate Legal Department and is overseen by legal counsel. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and will provide the analyst with the meeting notice, agenda, ISS and/or Glass Lewis analyses, recommendations and any other available information. Adviser's research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, ISS and/or Glass Lewis analyses, their knowledge of the company and any other information readily available. The Proxy Group must obtain voting instructions from Adviser's research analyst, relevant portfolio manager(s) and/or legal counsel prior to submitting the vote.

Adviser has adopted general proxy voting guidelines that are reviewed periodically by various members of Adviser's organization, including portfolio management, legal counsel and Adviser's officers, and are subject to change. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can Adviser anticipate all future situations. The guidelines cover such agenda items as the election of directors, ratification of auditors, management and director compensation, anti-takeover mechanisms, changes to capital structure, mergers and corporate restructuring, social and corporate policy issues, and global corporate governance.

The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to SEC rules and regulations. In addition, Adviser understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, Adviser will attempt to process every proxy it receives for all domestic and foreign proxies. However, there may be situations in which Adviser cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. In addition, Adviser may abstain from voting under certain circumstances or vote against items such as "Other Business" when Adviser is not given adequate information from the company.

The Proxy Group is responsible for maintaining the documentation that supports Adviser's voting position. The Proxy Group is also responsible for maintaining appropriate proxy voting supporting documentation and records. Such records may include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, and any other relevant information. The Proxy Group may use an outside service such as ISS to support this function. All files will be retained for at least five years, the first two of which will be on-site. Advisory Clients may view Adviser's complete proxy voting policies and procedures on-line at WWW.FRANKLINTEMPLETON.COM, request copies of their proxy voting records and Adviser's complete proxy voting policies and procedures by calling the Proxy Group collect at 1-954-847-2268 or send a written request to:
Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. In addition, the Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of Adviser are made available as required by law and is responsible for overseeing the filing of such policies and procedures with the SEC.

As of  October 5, 2004

                      GOLDMAN SACHS ASSET MANAGEMENT, L.P.
                                  PROXY VOTING

     The Trust, on behalf of the Funds, has delegated the voting of portfolio securities to the Investment Adviser. The Investment Adviser has adopted policies and procedures (the "Policy") for the voting of proxies on behalf of client accounts for which the Investment Adviser has voting discretion, including the Funds. Under the Policy, the Investment Adviser's guiding principles in performing proxy voting are to make decisions that: (i) favor proposals that tend to maximize a company's shareholder value; and (ii) are not influenced by conflicts of interest. These principles reflect the Investment Adviser's belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.

     The principles and positions reflected in the Policy are designed to guide the Investment Adviser in voting proxies, and not necessarily in making investment decisions. Senior management of the Investment Adviser will periodically review the Policy to ensure that it continues to be consistent with the Investment Adviser's guiding principles.

PUBLIC EQUITY INVESTMENTS. To implement these guiding principles for investments in publicly-traded equities, the Investment Adviser follows proxy voting guidelines (the "Guidelines") developed by Institutional Shareholder Services ("ISS"), except in certain circumstances, which are generally described below. The Guidelines embody the positions and factors the Investment Adviser generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among others, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals. Attached as Appendix B is a summary of the Guidelines.

     ISS has been retained to review proxy proposals and make voting recommendations in accordance with the Guidelines. While it is the Investment Adviser's policy generally to follow the Guidelines and recommendations from ISS, the Investment Adviser's portfolio management teams ("Portfolio Management Teams") retain the authority on any particular proxy vote to vote differently from the Guidelines or a related ISS recommendation, in keeping with their different investment philosophies and processes. Such decisions, however, remain subject to a review and approval process, including a determination that the decision is not influenced by any conflict of interest. In forming their views on particular matters, the Portfolio Management Teams are also permitted to consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the Guidelines and recommendations from ISS.

     In addition to assisting the Investment Adviser in developing substantive proxy voting positions, ISS also updates and revises the Guidelines on a periodic basis, and the revisions are reviewed by the Investment Adviser to determine whether they are consistent with the Investment Adviser's guiding principles. ISS also assists the Investment Adviser in the proxy voting process by providing operational, recordkeeping and reporting services.

     The Investment Adviser is responsible for reviewing its relationship with ISS and for evaluating the quality and effectiveness of the various services provided by ISS. The Investment Adviser may hire other service providers to replace or supplement ISS with respect to any of the services the Investment Adviser currently receives from ISS.

     The Investment Adviser has implemented procedures that are intended to prevent conflicts of interest from influencing proxy voting decisions. These procedures include the Investment Adviser's use of ISS as an independent third party, a review and approval process for individual decisions that do not follow ISS's recommendations, and the establishment of information barriers between the Investment Adviser and other businesses within The Goldman Sachs Group, Inc.

FIXED INCOME AND PRIVATE INVESTMENTS. Voting decisions with respect to fixed income securities and the securities of privately held issuers generally will be made by a Fund's managers based on their assessment of the particular transactions or other matters at issue.

     Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on or through the Funds' website at HTTP://WWW.GS.COM/FUNDS and on the SEC's website at HTTP://WWW.SEC.GOV.

                                   APPENDIX B

                       ISS PROXY VOTING GUIDELINES SUMMARY

The following is a summary of certain of the ISS Proxy Voting Guidelines, which form the substantive basis of the Investment Adviser's Policy on Proxy Voting ("Policy") with respect to public equity investments. Unlike the abbreviated nature of this summary, the actual ISS Proxy Voting Guidelines address additional voting matters and provide more discussion regarding the factors that may determine ISS's position on a matter. The Investment Adviser may diverge from the ISS guidelines and a related ISS recommendation on any particular proxy vote or in connection with any individual investment decision.

1.   AUDITORS

     Vote FOR proposals to ratify auditors, unless any of the following apply:

     o An auditor has a financial interest in or association with the company, and is therefore not independent,

     o    Fees for non-audit services are excessive, or

     o There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

2.   BOARD OF DIRECTORS

     A.   VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

          Votes on director nominees should be made on a CASE-BY-CASE basis, examining, among other factors, the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, and whether the chairman is also serving as a CEO.

     B.   CLASSIFICATION/DECLASSIFICATION OF THE BOARD

          Vote AGAINST proposals to classify the board.

          Vote FOR proposals to repeal classified boards and to elect all directors annually.

     C.   INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

          Generally vote FOR shareholder proposals requiring the position of chairman to be filled by an independent director unless there are compelling reasons to recommend against the proposal.

     D.   MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

          Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

          Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3.   SHAREHOLDER RIGHTS

     A.   SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

          Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

          Vote FOR proposals to allow or make easier shareholder action by written consent.

     B.   SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

          Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

          Vote  FOR  proposals  that  remove   restrictions   on  the  right  of
          shareholders to act independently of management.

     C.   SUPERMAJORITY VOTE REQUIREMENTS

          Vote AGAINST proposals to require a supermajority shareholder vote.

          Vote FOR proposals to lower supermajority vote requirements.

     D.   CUMULATIVE VOTING

          Vote AGAINST proposals to eliminate cumulative voting.

          Vote   proposals  to  restore  or  permit   cumulative   voting  on  a
          CASE-BY-CASE   basis  relative  to  the  company's  other   governance
          provisions.

     E.   CONFIDENTIAL VOTING

          Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

          Vote FOR management proposals to adopt confidential voting.

4.   PROXY CONTESTS

     A.   VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

          Votes in a contested  election of  directors  must be  evaluated  on a
          CASE-BY-CASE  basis,  considering  the  factors  that  include,  among
          others,  the  long-term  financial  performance,   management's  track
          record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

     B.   REIMBURSING PROXY SOLICITATION EXPENSES

          Vote  CASE-BY-CASE.  Where ISS recommends in favor of the  dissidents,
          ISS  also  recommends  voting  for  reimbursing   proxy   solicitation
          expenses.

5.   POISON PILLS

     Vote FOR shareholder proposals that ask a company to submit its poison pill to shareholder vote or redeem it.

6.   MERGERS AND ACQUISITIONS

     Vote CASE-BY-CASE on mergers and acquisitions based on such features, among others, as the fairness opinion, pricing, prospects of the combined company, and the negotiating process.

7.   REINCORPORATION PROPOSALS

     Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8.   CAPITAL STRUCTURE

     A.   COMMON STOCK AUTHORIZATION

          Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS. Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being de-listed or if a company's ability to continue to operate as a going concern is uncertain.

     B.   DUAL-CLASS STOCK

          Vote AGAINST proposals to create a new class of common stock with superior voting rights. Vote FOR proposals to create a new class of non-voting or sub-voting common stock if:

          o It is intended for financing purposes with minimal or no dilution to current shareholders

          o It is not designed to preserve the voting power of an insider or significant shareholder

9.   EXECUTIVE AND DIRECTOR COMPENSATION

     Votes with respect to equity based compensation plans should be determined on a CASE-BY-CASE basis. The ISS methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the Securities and Exchange Commission's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once ISS determines the estimated cost of the plan, ISS compares it to a company-specific dilution cap. Vote AGAINST equity plans that explicitly permit repricing of underwater stock options without shareholder approval.

     A.   MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

          Votes on management  proposals seeking approval to reprice options are
          evaluated  on  a  CASE-BY-CASE  basis  giving   consideration  to  the
          following:

          o    Historic trading patterns

          o    Rationale for the repricing

          o    Value-for-value exchange

          o    Option vesting

          o    Term of the option

          o    Exercise price

          o    Participation

     B.   EMPLOYEE STOCK PURCHASE PLANS

          Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

          Vote FOR employee stock purchase plans where all of the following apply:

          o    Purchase price is at least 85 percent of fair market value;

          o    Offering period is 27 months or less; and

          o    Potential voting power dilution is ten percent or less.

          Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

     C.   SHAREHOLDER PROPOSALS ON COMPENSATION

          Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information and shareholder proposals to put option repricings to a shareholder vote. Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

          Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.

10.  SOCIAL AND ENVIRONMENTAL ISSUES

     These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

     Generally, ISS votes CASE-BY-CASE on such proposals. However, there are certain specific topics where ISS generally votes FOR the proposal (E.G., proposals seeking a report on a company's animal welfare standards) or AGAINST the proposal (E.G., reports on foreign military sales or offsets).

Voting Policy

As an investment adviser within JPMorgan Asset Management, each of the entities listed on Exhibit A attached hereto (each referred to individually as a "JPMAM Entity" and collectively as "JPMAM"), may be granted by their clients the authority to vote the proxies of the securities held in client portfolios. To ensure that the proxies are voted in the best interests of its clients, JPMAM has adopted detailed proxy voting procedures ("Procedures") that incorporate detailed proxy guidelines ("Guidelines") for voting proxies on specific types of issues. The JPMorgan Funds, with the exception of JPMorgan Value Opportunities Fund, JPMorgan Multi-Manager Small Cap Growth Fund and the portion of the JPMorgan Multi-Manager Small Cap Value Fund not sub-advised by JPMIM, Undiscovered Managers Behavioral Growth Fund, Undiscovered Managers Behavioral Value Fund, and Undiscovered Managers Small Cap Growth Fund, have granted JPMAM the authority to vote proxies for the Funds in accordance with these Procedures and Guidelines.* The JPMorgan Value Opportunities Fund votes proxies in accordance with its own voting policies. The JPMorgan Multi-Manager Small Cap Growth Fund and the portion of the JPMorgan Multi-Manager Small Cap Value Fund that is not sub-advised by JPMIM, vote proxies in accordance with the voting policies of their subadvisers. The Undiscovered Managers Behavioral Growth Fund, Undiscovered Managers Behavioral Value Fund and Undiscovered Managers Small Cap Growth Fund vote proxies in accordance with the voting policies of their subadvisers.

JPMAM currently has separate guidelines for each of the following regions: (1) North America, (2) Europe, Middle East, Africa, Central America and South America, (3) Asia (ex-Japan) and (4) Japan. As a general rule, in voting proxies of a particular security, each JPMAM Entity will apply the guidelines of the region in which the issuer of such security is organized.

Pursuant to the Procedures, most routine proxy matters will be voted in accordance with the Guidelines, which have been developed with the objective of encouraging corporate action that enhances shareholder value. For proxy matters that are not covered by the Guidelines, matters that require a case-by-case determination or where a vote contrary to the Guidelines is considered appropriate, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest and ensure that the proxy vote is cast in the best interests of clients.

To oversee and monitor the proxy-voting process, each JPMAM advisory entity has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. Each proxy committee will meet periodically to review general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues implemented by the relevant JPMAM entity. The procedures permit an independent proxy voting service to perform certain services otherwise carried out or coordinated by the proxy administrator.

A copy of the JPMAM Global Proxy Voting Procedures and Guidelines, the JPMorgan Value Opportunities Fund Proxy Voting Procedures and Policy, and the policies of the subadvisers to the JPMorgan Multi-Manager Small Cap Growth Fund, the JPMorgan Multi-Manager Small Cap Value Fund, Undiscovered Managers Behavioral Growth Fund, Undiscovered Managers Behavioral Value Fund, and Undiscovered Managers Small Cap Growth Fund are available upon request by contacting our Service Center at 1-800-480-4111.

*The JPMorgan Multi-Manager Funds are only available through JPMorgan Private Bank.

EXHIBIT A
JPMorgan High Yield Partners LLC
JPMorgan Investment Advisors Inc.
Bank One Trust Company, NA
JPMorgan Chase Bank , NA
J.P. Morgan Fleming Asset Management (London) Limited
J.P. Morgan Fleming Asset Management (UK) Limited
J.P. Morgan Investment Management Inc.
J.P. Morgan Investment Management Limited
JF Asset Management Limited JF Asset Management (Singapore) Limited JF International Management Inc.
Security Capital Research & Management Incorporated

                           LAZARD ASSET MANAGEMENT LLC
                              30 Rockefeller Plaza
                          New York, New York 10112-6300

              INFORMATION REGARDING LAZARD'S PROXY VOTING POLICIES



A.   INTRODUCTION

     As a fiduciary, Lazard Asset Management LLC ("Lazard") is obligated to vote proxies in the best interests of its clients. Lazard has adopted a written policy (the "Policy") that is designed to ensure that it satisfies its fiduciary obligation. Lazard has developed a structure to attempt to ensure that proxy voting is conducted in an appropriate manner, consistent with clients' best interest, and within the framework of that Policy.

     Lazard manages assets for a variety of clients, including individuals, Taft-Hartley plans, governmental plans, foundations and endowments, corporations, investment companies and other collective investment vehicles. Absent specific guidelines provided by a client, Lazard's policy is to vote proxies on a given issue the same for all of its clients. The Policy is based on the view that, in its role as investment adviser, Lazard must vote proxies based on what it believes will maximize shareholder value as a long-term investor, and that the votes it casts on behalf of all its clients are intended to accomplish that objective.

B.   ADMINISTRATION AND IMPLEMENTATION OF PROXY VOTING PROCESS

     Lazard's proxy-voting process is administered by its Proxy Operations Department ("ProxyOps"), which reports to Lazard's Chief Operations Officer. Oversight of the process is provided by Lazard's Legal and Compliance Department and by a Proxy Committee consisting of senior Lazard officers. To assist it in its proxy-voting responsibilities, Lazard currently subscribes to several research and other proxy-related services offered by Institutional Shareholder Services, Inc. ("ISS"), one of the world's largest providers of proxy-voting services. ISS provides Lazard with its independent analysis and recommendation regarding virtually every proxy proposal that Lazard votes on behalf of its clients, with respect to both U.S. and non-U.S. securities.

     Lazard's Proxy Committee has approved specific proxy voting guidelines regarding the most common proxy proposals (the "Approved Guidelines"). These Approved Guidelines provide that Lazard should vote for or against the proposal, or that the proposal should be considered on a case-by-case basis. Lazard believes that its portfolio managers and global research analysts with knowledge of the company ("Portfolio Management") are in the best position to evaluate the impact that the outcome of a given proposal will have on long-term shareholder value. Therefore, ProxyOps seeks Portfolio Management's recommendation on all proposals to be considered on a case-by-case basis. Portfolio Management is also given the opportunity to review all proposals (other than routine proposals) where the Approved Guideline is to vote for or against, and, in compelling circumstances, to overrule the Approved Guideline, subject to the Proxy Committee's final determination. The Manager of ProxyOps may also consult with Lazard's Chief Compliance Officer or the Proxy Committee concerning any proxy agenda or proposal.

C.   TYPES OF PROPOSALS

     Shareholders receive proxies involving many different proposals. Many proposals are routine in nature, such as a non-controversial election of Directors or a change in a company's name. Other proposals are more complicated, such as items regarding corporate governance and shareholder rights, changes to capital structure, stock option plans and other executive compensation issues, mergers and other significant transactions and social or political issues. Lazard's Proxy Committee has developed Approved Guidelines for the most common proposals. New or unusual proposals may be presented from time to time. Such proposals will be presented to Portfolio Management and discussed with the Proxy Committee to determine how they should be voted and an Approved Guideline will be adopted if appropriate.

D.   CONFLICTS OF INTEREST

     Lazard's Policy recognizes that there may be times when meeting agendas or proposals create the appearance of a material conflict of interest for Lazard. Should the appearance of such a conflict exist, Lazard will seek to alleviate the conflict by voting consistent with pre-approved guidelines (to vote for or against), or, in situations where the pre-approved guideline is to vote case-by-case, with the recommendation of an independent source. Currently, when a material conflict, or the appearance of a material conflict, arises regarding a proposal, and the Approved Guideline is to vote case-by-case, Lazard defers to the recommendation provided by an independent source, Institutional Shareholder Services ("ISS"). This allows Lazard to ensure that a vote is not influenced by a material conflict of interest, and nevertheless receive the benefit of ISS's thorough analysis and recommendation designed to further long-term shareholder value. If the recommendations of the two services offered by ISS, the Proxy Advisor Service and the Proxy Voter Service, are not the same, Lazard will obtain a recommendation from a third independent source that provides proxy voting advisory services, and will defer to the majority recommendation.

E.   HOW TO OBTAIN INFORMATION

     A copy of Lazard's Proxy Voting Policy is available on request. If you would like to receive a copy of the Proxy Voting Policy, or information about how Lazard voted securities held in your account, you should contact your Lazard representative, or, alternatively, you can call Richard Kowal, Lazard's Proxy Administrator, at (212) 632-6985. If Lazard manages your account through a wrap or similar program, you should contact your account representative, who will be able to obtain the information for you.





DATED AS OF JULY 1, 2003

June 24, 2003


      Summary of Mellon Capital Management Corporation Proxy Voting Policy
                                 and Procedures

Adviser, through its participation on Mellon's Proxy Policy Committee, has adopted a Proxy Voting Policy, related procedures, and voting guidelines which are applied to those client accounts over which it has been delegated the authority to vote proxies. In voting proxies, Adviser seeks to act solely in the best financial and economic interest of the applicable client. Adviser will carefully review proposals that would limit shareholder control or could affect the value of a client's investment. Adviser generally will oppose proposals designed to insulate an issuer's management unnecessarily from the wishes of a majority of shareholders. Adviser will generally support proposals designed to provide management with short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors and otherwise achieve long-term goals. On questions of social responsibility where economic performance does not appear to be an issue, Adviser will attempt to ensure that management reasonably responds to the social issues.

All proxy voting proposals are reviewed, categorized, analyzed and voted in accordance with written guidelines in effect from time to time. These proxy voting guidelines are based on research and recommendations provided by internal resources and third party vendors. The guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in our policies on specific issues. Items that can be categorized will be voted in accordance with any applicable guidelines or referred to the Proxy Policy Committee, if the applicable guidelines so require. Proposals that cannot be categorized under the guidelines will be referred to the Proxy Policy Committee for discussion and vote. Additionally, the Proxy Policy Committee may review any proposal where it has identified a particular company, industry or issue for special scrutiny. With regard to voting proxies of foreign companies, Adviser weighs the cost of voting, and potential inability to sell, the shares against the benefit of voting the shares to determine whether or not to vote.

Adviser recognizes its duty to vote proxies in the best interests of its clients. Adviser seeks to avoid material conflicts of interest through the establishment of the Proxy Policy Committee, which applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, Adviser and its affiliates engage a third party as an independent fiduciary to vote all proxies for Mellon Financial Corporation securities and affiliated mutual fund securities.

Adviser will furnish a copy of its Proxy Voting Policy, any related procedures, and its voting guidelines to each advisory client upon request. Upon request, Adviser will also disclose to an advisory client the proxy voting history for its account after the votes have been recorded.

                       MUTUAL FUND PROXY VOTING GUIDELINES
                                (Revised 11/19/99

THE FOLLOWING ARE GENERAL GUIDELINES USED IN MUTUAL FUND VOTING PROXIES. HOWEVER, IT SHOULD BE NOTED THAT MANY ITEMS ARE CONSIDERED ON A CASE-BY-CASE BASIS IN LIGHT OF THE PARTICULAR CIRCUMSTANCES WHICH MAY ALTER THE APPLICATION OF THE GENERAL GUIDELINES. GUIDELINES ARE REVIEWED AND AMENDED FROM TIME TO TIME AT THE DISCRETION OF THE PROXY POLICY COMMITTEE ("PPC").

-------------------------------------------    ------------------------------------------- -----------------------------------------
ISSUE                                          MELLON POLICY (SEE GUIDELINE KEY)           CONSIDERATIONS FOR CASE-BY-CASE ANALYSIS
-------------------------------------------    ------------------------------------------- -----------------------------------------
FUNDAMENTAL INVESTMENT POLICIES - MAKE         FOR proposals to make nonfundamental                                             1.
NONFUNDAMENTAL OR ELIMINATE                    without other wording change or to
                                               eliminate if: (1) policy was in
                                               place for State blue sky laws
                                               that have been liberalized or
                                               repealed; or (2) if SEC regulates
                                               the activity covered by the
                                               proposal under Investment Company
                                               Act (40 Act).

-------------------------------------------    ------------------------------------------- ------------------------------------ ----
FUNDAMENTAL INVESTMENT POLICY ON               FOR proposal prohibiting investment that                                         2.
CONCENTRATION                                  will result in the concentration (as
                                               defined in the 40 Act) in any one industry.

-------------------------------------------    ------------------------------------------- ------------------------------------ ----
FUNDAMENTAL INVESTMENT POLICY ON BORROWING     FOR proposal limiting ability to borrow or                                       3.
                                               to issue senior securities except as
                                               permitted under the 40 Act.

                                               AGAINST proposal to permit borrowing for
                                               purpose of leveraging.

                                               AGAINST proposal to permit purchase of
                                               portfolio securities while outstanding
                                               borrowing at maximum level permitted under
                                               40 Act.

-------------------------------------------    ------------------------------------------- ------------------------------------ ----
FUNDAMENTAL INVESTMENT POLICY ON UNDERWRITING  FOR proposal prohibiting underwriting                                            4.
                                               securities of other issuers except that the
                                               fund may engage in transactions involving
                                               the acquisition, disposition or resale of
                                               its portfolio securities, under certain
                                               circumstances where it be considered to be
                                               an underwriter (fit technical definition of
                                               underwriting) under the Securities Act of
                                               1933.
-------------------------------------------    ------------------------------------------- ------------------------------------ ----
FUNDAMENTAL INVESTMENT POLICY ON INVESTMENT    FOR proposals to prohibit direct investment                                      5.
IN REAL ESTATE                                 in real estate unless acquired through
                                               ownership of another security but to permit
                                               investment in issuer that invests in real
                                               estate and in other securities secured by
                                               real estate.

-------------------------------------------    ------------------------------------------- ------------------------------------ ----




-------------------------------------------    ------------------------------------------- ------------------------------------ ----

ISSUE                                          MELLON POLICY (SEE GUIDELINE KEY)            CONSIDERATIONS FOR CASE-BY-CASE ANALYSIS

-------------------------------------------    ------------------------------------------- ------------------------------------ ----

-------------------------------------------    ------------------------------------------- ------------------------------------ ----
FUNDAMENTAL INVESTMENT POLICY ON COMMODITIES   FOR proposals prohibiting purchase or sale                                       6
                                               of physical commodities, unless acquired
                                               as a result of ownership of securities or
                                               other instruments and provided that this
                                               restriction does not prevent the fund from
                                               engaging in transactions involving futures
                                               contracts, swap transactions and other
                                               financial contracts or investing in
                                               securities that are secured by physical
                                               commodities.

-------------------------------------------    ------------------------------------------- ------------------------------------ ----
FUNDAMENTAL INVESTMENT POLICY ON LENDING       FOR proposal to prohibit lending except                                          7
                                               for securities lending to broker/dealers
                                               or institutional investors for which
                                               initial collateralization is as least 102%
                                               for domestic and 105% for international;
                                               if less than 102% and 105% respectively,
                                               AGAINST.

-------------------------------------------    ------------------------------------------- ------------------------------------ ----
FUNDAMENTAL INVESTMENT POLICY ON               If fund has identified itself as                                                 8
DIVERSIFICATION                                diversified, FOR proposal to limit
                                               investment in any one issuer that would
                                               result in fund failing to qualify as
                                               diversified under the 40 Act.

                                               For money market funds, FOR proposal to
                                               enable fund to qualify under 2a-7 of the
                                               40 Act.

-------------------------------------------    ------------------------------------------- ------------------------------------ ----
INVESTMENT POLICY ON INVESTING IN UNSEASONED   AGAINST proposals to eliminate restriction   1. Type of fund.                    9
ISSUERS (FUNDAMENTAL OR NONFUNDAMENTAL)        on investment in unseasoned issuers.         2. Intended use.
                                                                                            3. % of total assets limit.

-------------------------------------------    ------------------------------------------- ------------------------------------ ----
INVESTMENT POLICY ON INVESTMENT IN ILLIQUID    FOR proposal to broaden definition                                               10
ASSETS (FUNDAMENTAL OR NONFUNDAMENTAL)         of illiquid assets to include 144A
                                               securities or other such restricted
                                               securities that are considered liquid in
                                               institutional markets if no other provisions
                                               changed.

-------------------------------------------    ------------------------------------------- ------------------------------------ ----
INVESTMENT POLICY ON INVESTING IN OTHER        FOR proposal to permit investment in other                                       9
MUTUAL FUNDS (FUNDAMENTAL OR NONFUNDAMENTAL)   mutual funds as permitted under the 40 Act
                                               if advisor has agreed to waive advisory
                                               fees or to ensure that there will be no
                                               duplicative fees on that portion of fund
                                               so invested.

                                               AGAINST all others.


-------------------------------------------    ------------------------------------------- ------------------------------------ ----
INVESTMENT POLICY ON CONTROL (FUNDAMENTAL OR   FOR proposals to prohibit investment for                                         10
NONFUNDAMENTAL)                                the purpose of management or the exercise
                                               of control but to permit voting
                                               the securities held in the fund
                                               as a shareholder in accordance
                                               with its own views.

-------------------------------------------    ------------------------------------------- ------------------------------------ ----





-------------------------------------------    ------------------------------------------- ------------------------------------ ----
INVESTMENT POLICY ON PLEDGING (FUNDAMENTAL     FOR proposals to prohibit mortgaging,                                            11
OR NONFUNDAMENTAL)                             pledging, or hypothecation of any of its
                                               assets, provided that this shall
                                               not apply to the transfer of
                                               securities in connection with any
                                               permissible borrowing or to
                                               collateral arrangements in
                                               connection with permissible
                                               activities.

-------------------------------------------    ------------------------------------------- ------------------------------------ ----
INVESTMENT POLICY ON SHORT SALES               AGAINST - proposals to eliminate                                                 12
(FUNDAMENTAL OR NONFUNDAMENTAL)                restrictions.

-------------------------------------------    ------------------------------------------- ------------------------------------ ----
INVESTMENT POLICY ON REPURCHASE AGREEMENTS                                                                                      13
(FUNDAMENTAL OR NONFUNDAMENTAL)

-------------------------------------------    ------------------------------------------- ------------------------------------ ----
INVESTMENT POLICY ON PURCHASING ON MARGIN                                                                                       14
(FUNDAMENTAL OR NONFUNDAMENTAL)

-------------------------------------------    ------------------------------------------- ------------------------------------ ----
INVESTMENT POLICY ON INVESTING IN SECURITIES   FOR proposals to permit investment in                                            15
OF FOREIGN ISSUERS (FUNDAMENTAL OR             securities of foreign issuers if listed on
NONFUNDAMENTAL)                                U.S. exchange and not more than 10% of
                                               total assets.

-------------------------------------------    ------------------------------------------- ------------------------------------ ----
LIBERALIZED INVESTMENT GUIDELINES              FOR proposals to permit dollar-based                                             16
(FUNDAMENTAL OR NONFUNDAMENTAL)                voting rights.

                                               FOR proposals to eliminate notification to
                                               shareholders of appointment of trustee.

                                               FOR proposal to permit investment in
                                               issuers whose stock is owned by fund
                                               managers, officers or directors/trustees
                                               if conflict of interest issues are
                                               governed by a Code of Ethics.

-------------------------------------------    ------------------------------------------- ------------------------------------ ----
DEFINE MAJORITY OF SHAREHOLDERS AS "40 ACT     FOR but refer to PPC if other changes not                                        17
MAJORITY"                                      covered by a specific Mellon guideline are
                                               included in the proposal.

-------------------------------------------    ------------------------------------------- ------------------------------------ ----
CHANGE STATE OF ORGANIZATION TO DELAWARE       FOR                                                                              18

-------------------------------------------    ------------------------------------------- ------------------------------------ ----
SALE, TRANSFER, CONVEYANCE OF ALL ASSETS -     AGAINST                                                                          19
LIQUIDATION, MERGER OR REORGANIZATION INTO
ANOTHER FUND WITHOUT SHAREHOLDER APPROVAL

-------------------------------------------    ------------------------------------------- ------------------------------------ ----





-------------------------------------------    ------------------------------------------- ------------------------------------ ----
EXPENSES                                       GUIDELINE A, unless overall expenses                                             20
                                               increase for most recent year by more than
                                               10%, and if so, AGAINST.

---------------------------------------------- -------------------------------------------- ------------------------------------- --
AUTHORIZE BLANK CHECK PREFERRED                AGAINST                                                                          21

(Added 4/9/99)

-------------------------------------------    ------------------------------------------- ------------------------------------ ----
AUTHORIZE COMMON STOCK                         FOR if increase is not more than 100% of                                         22
                                               total of outstanding stock and reserved
(Added 4/9/99)                                 stock or if particular purpose is articulated,
                                               otherwise, AGAINST.

-------------------------------------------    ------------------------------------------- ------------------------------------ ----
ELIMINATE CLASS OF COMMON STOCK                FOR                                                                              23

(Added 11/19/99)

-------------------------------------------    ------------------------------------------- ------------------------------------ ----
AUTHORIZE NEW CLASS OF COMMON STOCK            FOR                                                                              24
(OPEN-ENDED FUND)

(Added 11/19/99)

-------------------------------------------    ------------------------------------------- ------------------------------------ ----
ELIMINATE OR REDUCE PAR VALUE OF STOCK         FOR                                                                              25

(Added 11/19/99)

-------------------------------------------    ------------------------------------------- ------------------------------------ ----
GRANT PROXY FOR "OTHER BUSINESS" (not          AGAINST                                                                          26
specified)

-------------------------------------------    ------------------------------------------- ------------------------------------ ----


KEY:   A=     Vote in accordance with management recommendation.
       B=     Vote in accordance with management recommendation, but refer to
              Proxy Policy Committee if bundled with one or more anti-takeover proposals of type which must be referred to PPC.
       C=     Vote in accordance with management recommendation, but refer to
              Proxy Policy Committee if compensation not approved by committee of outside directors.
       D=     Vote in accordance with management recommendation, but refer to
              Proxy Policy Committee if management fails to respond meaningfully to proposal in its opposing statement by addressing issue.

OPPENHEIMERFUNDS, INC.
498 SEVENTH AVENUE
NEW YORK, NEW YORK 10018

        OPPENHEIMER FUNDS PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES
                                 AUGUST 1, 2003


     These PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES set forth the proxy voting guidelines and procedures adopted by the boards of the Oppenheimer funds to be followed by the Oppenheimer funds in voting proxies relating to securities held by (i) the Oppenheimer funds, and (ii) the funds for which OppenheimerFunds, Inc. ("OFI") is the sub-advisor unless OFI has been directed to the contrary in writing by the fund's adviser.

A.   ACCOUNTS FOR WHICH OFI HAS PROXY VOTING RESPONSIBILITY

     Under the investment advisory agreement between OFI and each Oppenheimer fund, OFI regularly provides investment advice and recommendations to the fund with respect to its investments, investment policies and the purchase and sale of securities. Voting proxies relating to securities held by the fund ("portfolio proxies") is within OFI's responsibility to supervise the fund's investment program.

     In addition, OFI is the sub-adviser for more than 20 funds across 12 outside fund families. Pursuant to the sub-advisory agreement between OFI and each such fund's advisor, OFI is responsible for portfolio proxy voting unless the adviser has directed OFI to the contrary in writing.

B.   OBJECTIVE

     o    OFI  has  a  fiduciary   duty  under  its   investment   advisory  and
          sub-advisory agreements to vote portfolio proxies in the best interests of the fund and its shareholders. OFI undertakes to vote portfolio proxies with a view to enhancing the value of the company's stock held by the funds.

     When making proxy voting decisions on behalf of the Funds, OFI adheres to its Proxy Voting Guidelines. These Guidelines set forth OFI's position on routine issues and parameters for assessing non-routine issues.

     In the case of social and political responsibility issues, OFI believes they do not primarily involve financial considerations and OFI abstains from voting on those issues.


C.   PROXY VOTING AGENT

     OFI has retained INSTITUTIONAL SHAREHOLDER SERVICES ("ISS") of Baltimore, Maryland as its proxy voting agent. ISS is a leading proxy research, voting and vote reporting service. OFI has directed the custodian bank for each fund advised or sub-advised by OFI to forward portfolio proxies to ISS.

     ISS apprises OFI electronically via postings to a password-protected website of pending shareholder meetings. ISS votes each fund's portfolio proxies per the Oppenheimer Funds Portfolio Proxy Voting Guidelines. As part of the electronic posting of upcoming shareholder meeting, ISS includes (i) the company's recommended vote for each proposal, (ii) the ISS recommended vote for each proposal, and (iii) any associated ISS research. A designated OFI paralegal is responsible for monitoring the ISS electronic postings, and for conveying the voting instructions of OFI's portfolio managers in those instances where the OFI policy is to vote a particular type of proposal on a case-by-case basis. Although OFI may consider the ISS research and analysis as part of its own review of a proxy proposal, OFI bears ultimate responsibility for how portfolio proxies are voted.

     ISS maintains records of portfolio proxy voting. ISS provides quarterly reports to OFI's Legal Department that include the information required by the SEC rules, including for each voting security owned by each fund:

     o    The name of the issuer of the portfolio security;

     o    The exchange ticker symbol of the portfolio security;

     o    The CUSIP number for the portfolio security;

     o    The shareholder meeting date;

     o    A brief identification of the matter voted on;

     o    Whether the matter was proposed by the issuer or by a security holder;

     o    Whether the fund cast its vote on the matter;

     o How the fund cast its vote (E.G., for or against proposal, or abstain; for or withhold regarding election of directors); and

     o    Whether the fund cast its vote for or against management.

     The ISS reports also include the ISS recommended vote on each proposal.


D.   PROXY VOTING COORDINATOR

     The Proxy Voting Coordinator, who reports to a senior attorney within OFI's Legal Department, is responsible for monitoring proxy voting by the proxy voting agent. The Proxy Voting Coordinator deals directly with the proxy voting agent and, as to questions referred by the proxy voting agent, will solicit recommendations and instructions from OFI's investment professionals, as appropriate. The Proxy Voting Coordinator will review the investment professionals' recommendation with the senior attorney in determining how to vote the portfolio proxy. The Proxy Voting Coordinator is responsible for ensuring that these questions are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting agent.

E.   CONFLICTS OF INTEREST

     OFI's primary consideration when voting proxies is the financial interests of the Funds and their shareholders. It is possible that a conflict of interest may arise between the interests of the Fund's shareholders and OFI or its directly-controlled affiliates in voting a portfolio proxy. A potential conflict of interest situation may include where an OFI directly-controlled affiliate manages or administers the assets of a pension plan of the company soliciting the proxy, and failure to vote the proxy as recommended by the company's management might harm the OFI affiliate's business relationship with the company. In order to prevent potential conflicts of interest between OFI and its directly-controlled affiliates, OFI and its directly-controlled affiliates each maintain separate investment decision making processes to prevent the sharing of business objectives with respect to proposed or actual actions regarding portfolio proxy voting decisions. When voting proxies on behalf of Fund shareholders, OFI votes in a manner consistent with the best interest of the Fund and its shareholders, and votes a company's proxies without regard to any other business relationship between OFI (or its directly-controlled affiliates) and the company.


F.   PROXY VOTING GUIDELINES

     The Portfolio Proxy Voting Guidelines adopted by the boards of the Oppenheimer funds are attached. The importance of various issues shifts as political, economic and corporate governance issues come to the forefront and then recede. The Oppenheimer Funds Portfolio PROXY VOTING GUIDELINES address the issues OFI has most frequently encountered in the past several years.

               OPPENHEIMER FUNDS PORTFOLIO PROXY VOTING GUIDELINES
                                 AUGUST 1, 2003



SUMMARY

With reference to the Proxy Voting Guidelines set forth below, highlights of the Oppenheimer funds' current policies on routine and non-routine proxy proposals may be summarized as follows:

     o We vote with the recommendation of the company's management on routine matters, including election of directors nominated by management and ratification of auditors, unless circumstances indicate otherwise.

     o In general, we oppose anti-takeover proposals and support elimination of anti-takeover proposals, absent unusual circumstances.

     o We support shareholder proposals to reduce a super-majority vote requirement.

     o    We  oppose   management   proposals  to  add  a  super-majority   vote
          requirement.

     o We oppose proposals to classify the board of directors. A company that has a classified, or staggered, board is one in which directors are typically divided into three classes, with each class serving three-year terms; each class's reelection occurs in different years. In contrast, all directors of an annually elected board serve one-year terms and the entire board stands for election each year. We believe classified boards inappropriately limit the ability of shareholders to effect change in a board's composition.

     o We support proposals to eliminate cumulative voting. Cumulative voting permits a shareholder to amass (cumulate) all his or her votes for directors and apportion these votes among one, a few, or all of the directors on a multi-candidate slate. We believe cumulative voting promotes special interest candidates who may not represent the interests of all shareholders.

     o    We oppose re-pricing of stock options.

     o In general, we consider executive compensation questions such as stock option plans and bonus plans to be ordinary business activity. We analyze stock option plans, paying particular attention to their dilutive effect. While we generally support management proposals, we oppose compensation plans we consider to be excessive.

                                OPPENHEIMER FUNDS
                             PROXY VOTING GUIDELINES



1.0  THE BOARD OF DIRECTORS

     1.01 VOTING ON DIRECTOR NOMINEES

     Vote FOR each Director Nominee, except:

     Vote against individual Director if he/she attended less than 75% of Board meetings; vote against employee-director who sits on audit, compensation or nominating committee; vote against entire board if company lacks either an audit, compensation or nominating committee; vote against entire Board if company has poor long-term performance (to be reviewed case-by-case).

     EXAMPLES of poor long-term performance include: negative 5-year annualized shareholder return, or under-performance against the company's peer group and/or index for 5 consecutive years.

     1.02 ELECT COMPENSATION COMMITTEE OR AUDIT COMMITTEE

     OPPOSE if Committee is not fully composed of Independent Directors.

     An Independent Director is defined as a director that:

          o Has not been employed by the company or any affiliate in an executive capacity within the last five years.

          o Is not a member of a firm that is one of this company's paid advisors or consultants.

               o Is not employed by a significant customer or supplier of the company.

               o    Does not have a personal services contract with the company.

               o Is not employed by a tax-exempt organization that receives significant contributions from the company.

               o Is not a relative of the management of the company ("relative" defined as a parent, spouse of a parent, child, spouse of a child, spouse, brother or sister, and includes step and adoptive relationships.

               o Has not had any business relationship that would be required to be disclosed under Regulation S-K.

               o a director's fees must be the sole compensation an audit committee member receives from the company.1


     1.03 ESTABLISH A NOMINATING COMMITTEE

     Oppose if less than all Directors on the Nominating Committee are Independent Directors.

     1.04 LIMIT COMPOSITION OF COMMITTEE(S) TO INDEPENDENT DIRECTORS

     Review on a case-by-case basis. Audit, Compensation and Nominating/Corporate Governance Committees shall be fully composed of Independent Directors; a majority of all other Committees shall be composed of Independent Directors.

     1.05 REQUIRE THAT DIRECTORS' FEES BE PAID IN STOCK

     Vote WITH MANAGEMENT.

     1.06 APPROVE INCREASE IN BOARD SIZE

     Consider on a CASE-BY-CASE basis, with consideration given to maintaining or improving ratio of Independent/Non-Independent Directors.

     1.07 APPROVE DECREASE IN BOARD SIZE

     SUPPORT if maintaining or improving ratio of Independent/Non-Independent Directors.

     1.08 CLASSIFY BOARD OF DIRECTORS

     Vote AGAINST proposal to classify the board of directors.

     Vote FOR proposals to repeal classified boards and to elect all directors annually.

     In addition, if more than 50% of shareholders request repeal of the classified board and the board remains classified, withhold votes for those directors at the next meeting at which directors are elected.

     DISCUSSION. A company that has a classified, or staggered, board is one in which directors are typically divided into three classes, with each class serving three-year terms; each class's reelection occurs in different years. In contrast, all directors of an annually elected board serve one-year terms and the entire board stands for election each year. We believe classified boards inappropriately limit the ability of shareholders to effect change in a board's composition.

     1.09 OFFICERS/DIRECTORS LIABILITY AND INDEMNIFICATION

     SUPPORT proposal if it conforms to state law.

     1.10 DIRECTOR AGE RESTRICTIONS

     OPPOSE proposal to impose or lower director age restrictions. We believe management is in the best position to assess whether if a Director is functioning effectively.

     1.11 ESTABLISH TERM LIMITS FOR DIRECTORS

     Vote WITH MANAGEMENT.

     1.12 MANDATORY RETIREMENT AGE FOR DIRECTORS

     OPPOSE provided there are term limits for Directors.

     1.13 SEPARATE CEO & CHAIRMAN POSITIONS

     Vote WITH MANAGEMENT. We believe the working relationship between a company and its board is an ordinary business matter to be determined by management in recommending whether to separate the CEO and Chairman positions.

     1.14 REQUIRE ANNUAL ELECTION OF DIRECTORS

     Vote FOR. Also support a shareholder proposal that the Independent Directors meet regularly without management.

     1.15 REQUIRE    THAT   A   MAJORITY    OF    DIRECTORS    BE    INDEPENDENT

     Vote FOR proposal that a majority of Directors be Independent.

     Consider proposals that MORE THAN A MAJORITY of Directors be Independent on a CASE-BY-CASE basis.

     1.16 ESTABLISH DIRECTOR STOCK OWNERSHIP REQUIREMENTS

     Vote WITH MANAGEMENT

2.0 AUDITORS

     2.01 RATIFY SELECTION OF AUDITORS

     Vote FOR proposal to ratify selection of auditors, unless the auditor has failed to qualify as independent under the Sarbanes-Oxley Act of 2002. For example, in an effort to reduce conflicts of interest in services performed by audit firms, the Sarbanes-Oxley Act of 2002 prohibits auditors from engaging in nine categories of non-audit services.

     2.02 APPROVE DISCHARGE OF AUDITORS

     Examine on a CASE-BY-CASE basis.

     2.03 AUDIT FIRM ROTATION

     Vote AGAINST shareholder proposal asking for audit firm rotation.

     Section 203 of the Sarbanes-Oxley Act adequately addresses rotation, in the context of partner rotation. Section 203 specifies that the lead and concurring partner must be subject to rotation requirements after five years. The rules specify that the lead and concurring partner must rotate after five years and be subject to a five-year "time out" period after rotation. Additionally, certain other significant audit partners are subject to a seven-year rotation requirement with a two-year time out period.

     OFI believes that requiring audit firm rotation, given the few choices remaining among top tier accounting firms, is unduly burdensome.

3.0  PROXY CONTEST DEFENSES

     3.01 ELIMINATE CUMULATIVE VOTING

     Vote FOR proposal to eliminate cumulative voting.

     Cumulative voting permits a shareholder to amass (cumulate) all his or her votes for directors and apportion these votes among one, a few, or all of the directors on a multi-candidate slate. We believe cumulative voting promotes special interest candidates who may not represent the interests of all shareholders.

     3.02 PROVIDE FOR CONFIDENTIAL VOTING

     OPPOSE.

     If a proxy solicitor loses the right to inspect individual proxy cards in advance of a meeting, this could result in many cards being voted improperly (wrong signatures, for example) or not at all, with the result that companies fail to reach a quorum count at their annual meetings, and therefore these companies to incur the expense of second meetings or votes.

4.0  TENDER OFFER DEFENSES

     4.01 MANAGEMENT  PROPOSAL TO ADOPT SHAREHOLDERS RIGHTS PLAN ("POISON PILL")

     These plans are generally adopted to discourage "hostile" advances on a company. In one common type of plan, shareholders are issued rights to purchase shares at a bargain price if a raider acquires a certain percentage of the company's outstanding shares.

     OFI will generally Oppose adopting "poison pill" plans unless the following factors are present: (1) sunset provision of three years; qualifying clause that permits shareholders to redeem the pill in the face of a bona fide tender offer; and record of giving shareholders an opportunity to consider prior tender offers; AND (2) absence of other takeover defenses OR provisions for independent director review of poison pill, with option to renew poison pill.

     4.02 SUBMIT POISON PILL TO SHAREHOLDER VOTE

     Vote FOR.

     4.03 ALLOW BOARD TO USE ALL OUTSTANDING CAPITAL AUTHORIZATIONS IN THE EVENT OF PUBLIC TENDER OR SHARE EXCHANGE OFFER

     OPPOSE.

     4.04 SUPER-MAJORITY VOTE REQUIREMENTS

     Vote FOR shareholder proposal to reduce super-majority vote requirement.

     Vote AGAINST management proposal to require supermajority vote.

     4.05 ANTI-GREENMAIL AMENDMENTS

     Greenmail proposals, submitted by both management and shareholders, are aimed at preventing a company from buying a large block of its own stock at an above-market price in order to prevent a takeover or proxy fight. OFI believes greenmail provides no economic benefit to anyone but the greenmailer.

     Vote FOR proposals to adopt anti-greenmail amendments of the company's bylaws or articles of incorporation or that otherwise restrict a company's ability to make greenmail payments.

5.0  CORPORATE GOVERNANCE

     5.01 ESTABLISH SHAREHOLDER ADVISORY COMMITTEE

     Vote WITH MANAGEMENT

     5.02 SHAREHOLDERS' RIGHT TO CALL A SPECIAL MEETING

     Vote FOR shareholder proposal to enable shareholders to call special meeting consistent with state statutes.

6.0  CAPITAL STRUCTURE

     6.01 INCREASE AUTHORIZED COMMON STOCK

     SUPPORT up to 100% of current authorization, in absence of specific need for additional authorization.

     6.02 ISSUE TRACKING STOCK

     In these situations, a company creates a new class of stock that is tied to a specific segment of the company. The general assumption is that the company as a whole is undervalued. The rationale for the tracking stock is that it enables investors to more effectively analyze the designated segment of the company, leading to a higher overall value for the company.

     OPPOSE if creation of tracking stock is bundled with adverse corporate governance changes.

     6.03 SUBMIT PREFERRED STOCK ISSUANCE TO VOTE

     SUPPORT  shareholder   proposal  to  submit  preferred  stock  issuance  to
     shareholder vote.

     6.04 ISSUE "BLANK CHECK" PREFERRED STOCK

     OPPOSE issuance of "blank check" preferred stock, which could be used for the "poison pill" defense.

     6.05 INCREASE AUTHORIZATION OF "BLANK CHECK" PREFERRED STOCK

     OPPOSE unless: (i) class of stock has already been approved by shareholders and (ii) the company has a record of issuing preferred stock for legitimate financing purposes.

     6.06 PLEDGE OF ASSETS FOR DEBT (GENERALLY, FOREIGN ISSUERS)

     In certain foreign markets, such as France, Latin America and India, companies often propose to pledge assets for debt, or seek to issue bonds which increase debt-to-equity ratios up to 300 percent.

     OFI will consider these proposals on a CASE-BY-CASE basis. Generally, OFI will support increasing the debt-to-equity ratio to 100 percent. Any increase beyond 100 percent will require further assessment, with a comparison of the company to its industry peers or country of origin.

7.0  COMPENSATION

     We review compensation proposals on a CASE-BY-CASE basis.

     In general, OFI considers compensation questions such as stock option plans and bonus plans to be ordinary business activity. We analyze stock option plans, paying particular attention to their dilutive effect (see section 7.04, below). While we generally support management proposals, we oppose compensation proposals we believe are excessive, with consideration of factors including the company's industry, market capitalization, revenues and cash flow.

     7.01 EMPLOYEE STOCK PURCHASE PLAN

     Vote FOR unless the offering period exceeds 12 months.

     7.02 CASH BONUS PLAN

     Consider on a CASE-BY-CASE basis. In general, OFI considers compensation questions such as cash bonus plans to be ordinary business activity. While we generally support management proposals, we oppose compensation proposals we believe are excessive.

     7.03 NON-EMPLOYEE DIRECTOR STOCK PLANS

     Vote in favor if the number of shares reserved is less than 3% of outstanding shares, and the exercise price is 100% of fair market value.

     7.04 EXECUTIVE STOCK BASED PLANS

     OFI generally votes FOR management proposals, unless we believe the proposal is excessive.

     In casting its vote, OFI reviews the ISS recommendation per a "transfer of wealth" binomial formula that determines an appropriate cap for the wealth transfer based upon the company's industry peers.2

     7.05 BONUS FOR RETIRING DIRECTOR

     Examine on a CASE-BY CASE basis. Factors we consider typically include length of service, company's accomplishments during the Director's tenure, and whether we believe the bonus is commensurate with the Director's contribution to the company. .

     7.06 PROPOSAL TO RE-PRICE STOCK OPTIONS

     OPPOSE.

     7.07 SUBMIT SEVERANCE AGREEMENT TO SHAREHOLDER VOTE

     Vote AGAINST shareholder proposal to submit severance agreements to shareholder vote.

     7.08 SHAREHOLDER PROPOSAL TO LIMIT EXECUTIVE COMPENSATION

     Vote WITH MANAGEMENT

     7.09 SHAREHOLDER PROPOSAL TO SUBMIT EXECUTIVE COMPENSATION TO SHAREHOLDER VOTE

     Vote WITH MANAGEMENT

     7.10 TREATMENT OF STOCK OPTION AWARDS: REQUIRE EXPENSING OF STOCK OPTIONS AWARDS

     Until there is certainty on the required accounting treatment for expensing of stock options, consider shareholder proposals requiring that stock options be expensed on a CASE-BY-CASE basis. Factors we consider typically include the time period over which the options were granted, the methodology for valuing the options, and the impact on the company's balance sheet.

8.0  STATE OF INCORPORATION

     8.01 PROPOSAL TO CHANGE THE COMPANY'S STATE OF INCORPORATION

     Examine on a CASE-BY-CASE basis taking into account impact of state takeover statutes.

9.0  MERGERS AND RESTRUCTURING

     9.01 MERGERS AND ACQUISITIONS

     Votes on mergers and acquisitions should be considered on a case-by-case basis. Factors considered typically include: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

     9.02 CORPORATE RESTRUCTURING

     Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales should be considered on a case-by-case basis.

     9.03 SPIN-OFFS

     Votes on spin-offs should be considered on a case-by-case basis. Factors considered typically include: tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

     9.04 ASSET SALES

     Votes on asset sales should be made on a case-by-case basis. Factors considered typically include: the impact on the balance sheet/working capital, value received for the asset, and potential elimination of non-economies of scale.

     9.05 LIQUIDATIONS

     Votes on liquidations should be made on a case-by-case basis. Factors considered typically include: management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

     9.06 APPRAISAL RIGHTS

     Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

     9.07 CHANGING CORPORATE NAME

     Vote WITH MANAGEMENT. We believe this to be an ordinary business matter to be determined by management.

     9.08 SEVERANCE AGREEMENTS THAT ARE OPERATIVE IN EVENT OF CHANGE OF CONTROL

     Review case-by-case, with consideration given to ISS "transfer-of-wealth" analysis (see footnote to section 7.04, above).





--------

1    Per the proposed NYSE corporate governance standards for listed companies.

1 As part of its binomial formula, ISS considers long-term corporate performance (both absolute and relative to the industry), cash compensation, categorization of the company as emerging, growth or mature, and administrative features (such as whether the administering committee is permitted to re-price out-of-money options without shareholder approval). If ISS determines that the "transfer of shareholder wealth" (the dollar cost to shareholders of the executive compensation plan) would be excessive under its model, ISS will recommend a vote against the executive stock-based compensation plan.

                                      PIMCO
                       PROXY VOTING POLICY AND PROCEDURES


     The following are general proxy voting policies and procedures ("Policies and Procedures") adopted by Pacific Investment Management Company LLC ("PIMCO"), an investment adviser registered under the Investment Advisers Act of 1940, as amended ("Advisers Act").1 PIMCO serves as the investment adviser to a wide range of domestic and international clients, including investment companies registered under the Investment Company Act of 1940, as amended ("1940 Act") and separate investment accounts for other clients.2 These Policies and Procedures are adopted to ensure compliance with Rule 206(4)-6 under the Advisers Act, other applicable fiduciary obligations of PIMCO and the applicable rules and regulations of the Securities and Exchange Commission ("SEC") and interpretations of its staff. In addition to SEC requirements governing advisers, PIMCO's Policies and Procedures reflect the long-standing fiduciary standards and responsibilities applicable to investment advisers with respect to accounts subject to the Employee Retirement Income Security Act of 1974 ("ERISA"), as set forth in the Department of Labor's rules and regulations.3

     PIMCO will implement these Policies and Procedures for each of its respective clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client's proxies. PIMCO's authority to vote proxies on behalf of its clients is established by its advisory contracts, comparable documents or by an overall delegation of discretionary authority over its client's assets. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, these Policies and Procedures also apply to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.4

     Set forth below are PIMCO's Policies and Procedures with respect to any voting or consent rights of advisory clients over which PIMCO has discretionary voting authority. These Policies and Procedures may be revised from time to time.

General Statements of Policy

     These Policies and Procedures are designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO's clients. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances.

     PIMCO may abstain from voting a client proxy under the following circumstances: (1) when the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant; or (2) when the cost of voting the proxies outweighs the benefits.

Conflicts of Interest

     PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client's best interest by pursuing any one of the following courses of action:

     1.   convening an ad-hoc committee to assess and resolve the conflict;5

     2. voting in accordance with the instructions/consent of a client after providing notice of and disclosing the conflict to that client;

     3.   voting  the  proxy  in  accordance  with  the   recommendation  of  an
          independent third-party service provider;

     4. suggesting that the client engage another party to determine how the proxies should be voted;

     5.   delegating the vote to an independent third-party service provider; or

     6. voting in accordance with the factors discussed in these Policies and Procedures.

PIMCO will document the process of resolving any identified material conflict of interest.

Reporting Requirements and the Availability of Proxy Voting Records

     Except to the extent required by applicable law or otherwise approved by PIMCO, PIMCO will not disclose to third parties how it voted a proxy on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients (e.g., trustees or consultants retained by the client), how PIMCO voted such client's proxy. In addition, PIMCO provides its clients with a copy of these Policies and Procedures or a concise summary of these Policies and Procedures: (i) in Part II of Form ADV; (ii) together with a periodic account statement in a separate mailing; or (iii) any other means as determined by PIMCO. The summary will state that these Policies and Procedures are available upon request and will inform clients that information about how PIMCO voted that client's proxies is available upon request.

PIMCO Record Keeping

     PIMCO or its agent maintains proxy voting records as required by Rule 204-2(c) of the Advisers Act. These records include: (1) a copy of all proxy voting policies and procedures; (2) proxy statements (or other disclosures accompanying requests for client consent) received regarding client securities (which may be satisfied by relying on obtaining a copy of a proxy statement from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system or a third party provided that the third party undertakes to provide a copy promptly upon request); (3) a record of each vote cast by PIMCO on behalf of a client;
(4) a copy of any document created by PIMCO that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) a copy of each written client request for proxy voting records and any written response from PIMCO to any (written or oral) client request for such records. Additionally, PIMCO or its agent maintains any documentation related to an identified material conflict of interest.

     Proxy voting books and records are maintained by PIMCO or its agent in an easily accessible place for a period of five years from the end of the fiscal year during which the last entry was made on such record, the first two years in the offices of PIMCO or its agent.

Review and Oversight

     PIMCO's proxy voting procedures are described below. PIMCO's Compliance Group will provide for the supervision and periodic review, no less than on a quarterly basis, of its proxy voting activities and the implementation of these Policies and Procedures.

     Because PIMCO has contracted with State Street Investment Manager Solutions, LLC ("IMS West") to perform portfolio accounting, securities processing and settlement processing on behalf of PIMCO, certain of the following procedures involve IMS West in administering and implementing the proxy voting process. IMS West will review and monitor the proxy voting process to ensure that proxies are voted on a timely basis.

     1. Transmit Proxy to PIMCO. IMS West will forward to PIMCO's Middle Office Group each proxy received from registered owners of record (e.g., custodian bank or other third party service providers).

     2. Conflicts of Interest. PIMCO's Middle Office Group will review each proxy to determine whether there may be a material conflict between PIMCO and its client. As part of this review, the group will determine whether the issuer of the security or proponent of the proposal is a client of PIMCO, or if a client has actively solicited PIMCO to support a particular position. If no conflict exists, this group will forward each proxy to the appropriate portfolio manager for consideration. However, if a conflict does exist, PIMCO's Middle Office Group will seek to resolve any such conflict in accordance with these Policies and Procedures.

     3. Vote. The portfolio manager will review the information, will vote the proxy in accordance with these Policies and Procedures and will return the voted proxy to PIMCO's Middle Office Group.

     4. Review. PIMCO's Middle Office Group will review each proxy that was submitted to and completed by the appropriate portfolio manager. PIMCO's Middle Office Group will forward the voted proxy back to IMS West with the portfolio manager's decision as to how it should be voted.

     5. Transmittal to Third Parties. IMS West will document the portfolio manager's decision for each proxy received from PIMCO's Middle Office Group in a format designated by the custodian bank or other third party service provider. IMS West will maintain a log of all corporate actions, including proxy voting, which indicates, among other things, the date the notice was received and verified, PIMCO's response, the date and time the custodian bank or other third party service provider was notified, the expiration date and any action taken.

     6. Information Barriers. Certain entities controlling, controlled by, or under common control with PIMCO ("Affiliates") may be engaged in banking, investment advisory, broker-dealer and investment banking activities. PIMCO personnel and PIMCO's agents are prohibited from disclosing information regarding PIMCO's voting intentions to any Affiliate. Any PIMCO personnel involved in the proxy voting process who are contacted by an Affiliate regarding the manner in which PIMCO or its delegate intend to vote on a specific issue must terminate the contact and notify the Compliance Group immediately.

Categories of Proxy Voting Issues

     In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO considers each proposal on a case-by-case basis, taking into consideration various factors and all relevant facts and circumstances at the time of the vote. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or shareholders, because PIMCO believes the recommendations by the issuer generally are in shareholders' best interests, and therefore in the best economic interest of PIMCO's clients. The following is a non-exhaustive list of issues that may be included in proxy materials submitted to clients of PIMCO, and a non-exhaustive list of factors that PIMCO may consider in determining how to vote the client's proxies.

     Board of Directors

     1. Independence. PIMCO may consider the following factors when voting on director independence issues: (i) majority requirements for the board and the audit, nominating, compensation and/or other board committees; and (ii) whether the issuer adheres to and/or is subject to legal and regulatory requirements.

     2. Director Tenure and Retirement. PIMCO may consider the following factors when voting on limiting the term of outside directors: (i) the introduction of new viewpoints on the board; (ii) a reasonable retirement age for the outside directors; and (iii) the impact on the board's stability and continuity.

     3. Nominations in Elections. PIMCO may consider the following factors when voting on uncontested elections: (i) composition of the board;
          (ii) nominee availability and attendance at meetings; (iii) any investment made by the nominee in the issuer; and (iv) long-term corporate performance and the price of the issuer's securities.

     4.   Separation  of Chairman  and CEO  Positions.  PIMCO may  consider  the following factors when voting on proposals requiring that the positions of chairman of the board and the chief executive officer not be filled by the same person: (i) any potential conflict of interest with respect to the board's ability to review and oversee management's actions; and (ii) any potential effect on the issuer's productivity and efficiency.

     5. D&O Indemnification and Liability Protection. PIMCO may consider the following factors when voting on proposals that include director and officer indemnification and liability protection: (i) indemnifying directors for conduct in the normal course of business; (ii) limiting liability for monetary damages for violating the duty of care; (iii) expanding coverage beyond legal expenses to acts that represent more serious violations of fiduciary obligation than carelessness (e.g. negligence); and (iv) providing expanded coverage in cases where a director's legal defense was unsuccessful if the director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the company.

     6. Stock Ownership. PIMCO may consider the following factors when voting on proposals on mandatory share ownership requirements for directors:
          (i) the benefits of additional  vested interest in the issuer's stock;
          (ii) the ability of a director to fulfill his duties to the issuer regardless of the extent of his stock ownership; and (iii) the impact of limiting the number of persons qualified to be directors.

     Proxy Contests and Proxy Contest Defenses

     1. Contested Director Nominations. PIMCO may consider the following factors when voting on proposals for director nominees in a contested election: (i) background and reason for the proxy contest; (ii) qualifications of the director nominees; (iii) management's track record; (iv) the issuer's long-term financial performance within its industry; (v) assessment of what each side is offering shareholders;
          (vi) the likelihood that the proposed objectives and goals can be met; and (vii) stock ownership positions of the director nominees.

     2. Reimbursement for Proxy Solicitation Expenses. PIMCO may consider the following factors when voting on reimbursement for proxy solicitation expenses: (i) identity of the persons who will pay the expenses; (ii) estimated total cost of solicitation; (iii) total expenditures to date; (iv) fees to be paid to proxy solicitation firms; and (v) when applicable, terms of a proxy contest settlement.

     3. Ability to Alter the Size of the Board by Shareholders. PIMCO may consider whether the proposal seeks to fix the size of the board and/or require shareholder approval to alter the size of the board.

     4. Ability to Remove Directors by Shareholders. PIMCO may consider whether the proposal allows shareholders to remove directors with or without cause and/or allow shareholders to elect directors and fill board vacancies.

     5. Cumulative Voting. PIMCO may consider the following factors when voting on cumulative voting proposals: (i) the ability of significant stockholders to elect a director of their choosing; (ii) the ability of minority shareholders to concentrate their support in favor of a director(s) of their choosing; and (iii) any potential limitation placed on the director's ability to work for all shareholders.

     6. Supermajority Shareholder Requirements. PIMCO may consider all relevant factors, including but not limited to limiting the ability of shareholders to effect change when voting on supermajority requirements to approve an issuer's charter or bylaws, or to approve a merger or other significant business combination that would require a level of voting approval in excess of a simple majority.

     Tender Offer Defenses

     1. Classified Boards. PIMCO may consider the following factors when voting on classified boards: (i) providing continuity to the issuer;
          (ii) promoting long-term planning for the issuer; and (iii) guarding against unsolicited takeovers.

     2. Poison Pills. PIMCO may consider the following factors when voting on poison pills: (i) supporting proposals to require a shareholder vote on other shareholder rights plans; (ii) ratifying or redeeming a poison pill in the interest of protecting the value of the issuer; and
          (iii) other alternatives to prevent a takeover at a price clearly below the true value of the issuer.

     3. Fair Price Provisions. PIMCO may consider the following factors when voting on proposals with respect to fair price provisions: (i) the vote required to approve the proposed acquisition; (ii) the vote required to repeal the fair price provision; (iii) the mechanism for determining fair price; and (iv) whether these provisions are bundled with other anti-takeover measures (e.g., supermajority voting requirements) that may entrench management and discourage attractive tender offers.

     Capital Structure

     1. Stock Authorizations. PIMCO may consider the following factors to help distinguish between legitimate proposals to authorize increases in common stock for expansion and other corporate purchases and those proposals designed primarily as an anti-takeover device: (i) the purpose and need for the stock increase; (ii) the percentage increase with respect to the authorization currently in place; (iii) voting rights of the stock; and (iv) overall capitalization structure of the issuer.

     2. Issuance of Preferred Stock. PIMCO may consider the following factors when voting on the issuance of preferred stock: (i) whether the new class of preferred stock has unspecified voting, conversion, dividend distribution, and other rights; (ii) whether the issuer expressly states that the stock will not be used as a takeover defense or carry superior voting rights; (iii) whether the issuer specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable; and (iv) whether the stated purpose is to raise capital or make acquisitions in the normal course of business.

     3. Stock Splits. PIMCO may consider the following factors when voting on stock splits: (i) the percentage increase in the number of shares with respect to the issuer's existing authorized shares; and (ii) the industry that the issuer is in and the issuer's performance in that industry.

     4. Reversed Stock Splits. PIMCO may consider the following factors when voting on reverse stock splits: (i) the percentage increase in the shares with respect to the issuer's existing authorized stock; and
          (ii) issues related to delisting the issuer's stock.

     Executive and Director Compensation

     1. Stock Option Plans. PIMCO may consider the following factors when voting on stock option plans: (i) whether the stock option plan expressly permits the repricing of options; (ii) whether the plan could result in earnings dilution of greater than a specified percentage of shares outstanding; (iii) whether the plan has an option exercise price below the market price on the day of the grant; (iv) whether the proposal relates to an amendment to extend the term of options for persons leaving the firm voluntarily or for cause; and (v) whether the stock option plan has certain other embedded features.

     2. Director Compensation. PIMCO may consider the following factors when voting on director compensation: (i) whether director shares are at the same market risk as those of the issuer's shareholders; and (ii) how stock option programs for outside directors compare with the standards of internal stock option programs.

     3. Golden and Tin Parachutes. PIMCO may consider the following factors when voting on golden and/or tin parachutes: (i) whether they will be submitted for shareholder approval; and (ii) the employees covered by the plan and the quality of management.

     State of Incorporation

     StateTakeover Statutes. PIMCO may consider the following factors when voting on proposals to opt out of a state takeover statute: (i) the power the statute vests with the issuer's board; (ii) the potential of the statute to stifle bids; and (iii) the potential for the statute to empower the board to negotiate a better deal for shareholders.

     Mergers and Restructurings

     1. Mergers and Acquisitions. PIMCO may consider the following factors when voting on a merger and/or acquisition: (i) anticipated financial and operating benefits as a result of the merger or acquisition; (ii) offer price; (iii) prospects of the combined companies; (iv) how the deal was negotiated; and (v) changes in corporate governance and the potential impact on shareholder rights. PIMCO may also consider what impact the merger or acquisition may have on groups/organizations other than the issuer's shareholders.

     2. Corporate Restructurings. With respect to a proxy proposal that includes a spin-off, PIMCO may consider the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives. With respect to a proxy proposal that includes an asset sale, PIMCO may consider the impact on the balance sheet or working capital and the value received for the asset. With respect to a proxy proposal that includes a liquidation, PIMCO may consider management's efforts to pursue alternatives, the appraisal value of assets, and the compensation plan for executives managing the liquidation.

     Investment Company Proxies

     For a client that is invested in an investment company, PIMCO votes each proxy of the investment company on a case-by-case basis and takes all reasonable steps to ensure that proxies are voted consistent with all applicable investment policies of the client and in accordance with any resolutions or other instructions approved by authorized persons of the client.

     For a client that is invested in an investment company that is advised by PIMCO or its affiliates, if there is a conflict of interest which may be presented when voting for the client (e.g., a proposal to approve a contract between PIMCO and the investment company), PIMCO will resolve the conflict by doing any one of the following: (i) voting in accordance with the instructions/consent of the client after providing notice of and disclosing the conflict to that client; (ii) voting the proxy in accordance with the recommendation of an independent third-party service provider; or
     (iii) delegating the vote to an independent third-party service provider.

     1. Election of Directors or Trustees. PIMCO may consider the following factors when voting on the director or trustee nominees of a mutual fund: (i) board structure, director independence and qualifications, and compensation paid by the fund and the family of funds; (ii) availability and attendance at board and committee meetings; (iii) investments made by the nominees in the fund; and (iv) the fund's performance.

     2. Converting Closed-end Fund to Open-end Fund. PIMCO may consider the following factors when voting on converting a closed-end fund to an open-end fund: (i) past performance as a closed-end fund; (ii) the market in which the fund invests; (iii) measures taken by the board to address any discount of the fund's shares; (iv) past shareholder activism; (v) board activity; and (vi) votes on related proposals.

     3. Proxy Contests. PIMCO may consider the following factors related to a proxy contest: (i) past performance of the fund; (ii) the market in which the fund invests; (iii) measures taken by the board to address past shareholder activism; (iv) board activity; and (v) votes on related proposals.

     4. Investment Advisory Agreements. PIMCO may consider the following factors related to approval of an investment advisory agreement: (i) proposed and current fee arrangements/schedules; (ii) fund category/investment objective; (iii) performance benchmarks; (iv) share price performance as compared with peers; and (v) the magnitude of any fee increase and the reasons for such fee increase.

     5. Policies Established in Accordance with the 1940 Act. PIMCO may consider the following factors: (i) the extent to which the proposed changes fundamentally alter the investment focus of the fund and comply with SEC interpretation; (ii) potential competitiveness; (iii) regulatory developments; and (iv) current and potential returns and risks.

     6. Changing a Fundamental Restriction to a Non-fundamental Restriction. PIMCO may consider the following when voting on a proposal to change a fundamental restriction to a non-fundamental restriction: (i) reasons given by the board and management for the change; and (ii) the projected impact of the change on the fund's portfolio.

     7. Distribution Agreements. PIMCO may consider the following when voting on a proposal to approve a distribution agreement: (i) fees charged to comparably sized funds with similar investment objectives; (ii) the distributor's reputation and past performance; and (iii) competitiveness of the fund among other similar funds in the industry.

     8. Names Rule Proposals. PIMCO may consider the following factors when voting on a proposal to change a fund name, consistent with Rule 35d-1 of the 1940 Act: (i) whether the fund invests a minimum of 80% of its assets in the type of investments suggested by the proposed name; (ii) the political and economic changes in the target market; and (iii) current asset composition.

     9. Disposition of Assets/Termination/Liquidation. PIMCO may consider the following when voting on a proposal to dispose of fund assets, terminate, or liquidate the fund: (i) strategies employed to salvage the fund; (ii) the fund's past performance; and (iii) the terms of the liquidation.

     10. Changes to Charter Documents. PIMCO may consider the following when voting on a proposal to change a fund's charter documents: (i) degree of change implied by the proposal; (ii) efficiencies that could result; (iii) state of incorporation; and (iv) regulatory standards and implications.

     11. Changing the Domicile of a Fund. PIMCO may consider the following when voting on a proposal to change the domicile of a fund: (i) regulations of both states; (ii) required fundamental policies of both states; and
          (iii) the increased flexibility available.

     12. Change in Fund's Subclassification. PIMCO may consider the following when voting on a change in a fund's subclassification from diversified to non-diversified or to permit concentration in an industry: (i) potential competitiveness; (ii) current and potential returns; (iii) risk of concentration; and (iv) consolidation in the target industry.

     Distressed and Defaulted Securities

     1. Waivers and Consents. PIMCO may consider the following when determining whether to support a waiver or consent to changes in provisions of indentures governing debt securities which are held on behalf of clients: (i) likelihood that the granting of such waiver or consent will potentially increase recovery to clients; (ii) potential for avoiding cross-defaults under other agreements; and (iii) likelihood that deferral of default will give the obligor an opportunity to improve its business operations.

     2. Voting on Chapter 11 Plans of Liquidation or Reorganization. PIMCO may consider the following when determining whether to vote for or against a Chapter 11 plan in a case pending with respect to an obligor under debt securities which are held on behalf of clients: (i) other alternatives to the proposed plan; (ii) whether clients are treated appropriately and in accordance with applicable law with respect to their distributions; (iii) whether the vote is likely to increase or decrease recoveries to clients.

     Miscellaneous Provisions

     1. Such Other Business. Proxy ballots sometimes contain a proposal granting the board authority to "transact such other business as may properly come before the meeting." PIMCO may consider the following factors when developing a position on proxy ballots that contain a proposal granting the board authority to "transact such other business as may properly come before the meeting": (i) whether the board is limited in what actions it may legally take within such authority; and
          (ii) PIMCO's responsibility to consider actions before supporting them.

     2. Equal Access. PIMCO may consider the following factors when voting on equal access: (i) the opportunity for significant company shareholders to evaluate and propose voting recommendations on proxy proposals and director nominees, and to nominate candidates to the board; and (ii) the added complexity and burden of providing shareholders with access to proxy materials.

     3. Charitable Contributions. PIMCO may consider the following factors when voting on charitable contributions: (i) the potential benefits to shareholders; and (ii) the potential impact on the issuer's resources that could have been used to increase shareholder value.

     4. Special Interest Issues. PIMCO may consider the following factors when voting on special interest issues: (i) the long-term benefit to shareholders of promoting corporate accountability and responsibility on social issues; (ii) management's responsibility with respect to special interest issues; (iii) any economic costs and restrictions on management; (iv) a client's instruction to vote proxies in a specific manner and/or in a manner different from these Policies and
          Procedures; and (v) the responsibility to vote proxies for the greatest long-term shareholder value.

                                    * * * * *





--------

1 These Policies and Procedures are adopted by PIMCO pursuant to Rule 206(4)-6 under the Advisers Act, effective August 6, 2003. See Proxy Voting by Investment Advisers, IA Release No. 2106 (January 31, 2003).

2 These Policies and Procedures address proxy voting considerations under U.S. law and regulations and do not address the laws or requirements of other jurisdictions.

3 Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994). If a client is subject to ERISA, PIMCO will be responsible for voting proxies with respect to the client's account, unless the client has expressly retained the right and obligation to vote the proxies, and provided prior written notice to PIMCO of this retention.

4 For purposes of these Policies and Procedures, proxy voting includes any voting rights, consent rights or other voting authority of PIMCO on behalf of its clients.

5 Any committee must be comprised of personnel who have no direct interest in the outcome of the potential conflict.

                                                                 May 6, 2003
                               PUTNAM INVESTMENTS

                             PROXY VOTING PROCEDURES


INTRODUCTION AND SUMMARY

Many of Putnam's investment management clients have delegated to Putnam the authority to vote proxies for shares in the client accounts Putnam manages. Putnam believes that the voting of proxies can be an important tool for institutional investors to promote best practices in corporate governance and votes all proxies in the best interests of its clients as investors. In Putnam's view, strong corporate governance policies, most notably oversight by an independent board of qualified directors, best serve investors' interests. Putnam will vote proxies and maintain records of voting of shares for which Putnam has proxy voting authority in accordance with its fiduciary obligations and applicable law.

This memorandum sets forth Putnam's policies for voting proxies. It covers all accounts for which Putnam has proxy voting authority. These accounts are primarily US and international institutional accounts managed by The Putnam Advisory Company, L.L.C. and Putnam Fiduciary Trust Company. In addition they include sub-advised US mutual funds and smaller separate accounts managed under `wrap fee' programs by Putnam Investment Management, L.L.C. In addition, this memorandum sets forth Putnam's procedures for coordination of proxy voting for the Putnam mutual funds. The Trustees of the Putnam mutual funds have retained authority for voting proxies but refer many proxy issues to Putnam's investment professionals for advice.

PROXY COMMITTEE

Putnam has a Proxy Committee composed of senior professionals in the Investment Division. The co-heads of the Investment Division appoint the members of the Proxy Committee. The Proxy Committee is responsible for setting general policy as to proxies. Specifically, the Committee:

1. reviews these procedures and the Proxy Guidelines annually and approves any amendments considered to be advisable.

2    considers special proxy issues as they may from time to time arise.

PROXY VOTING ADMINISTRATION

The Putnam Legal and Compliance Department administers Putnam's proxy voting through a Proxy Manager. (The Proxy Manager as of the date of these procedures is Victoria Card). Under the supervision of senior members of the Legal and Compliance Department the Proxy Manager has the following duties:

1. annually prepares the Proxy Guidelines and distributes them to the Proxy Committee for review.

2. coordinates the Proxy Committee's review of any new or unusual proxy issues.

3. manages the process of referring issues to portfolio managers for voting instructions.

4. oversees the work of any third party vendor hired to process proxy votes (as of the date of these procedures Putnam has engaged Institutional Shareholder Services to process proxy votes) and the process of setting up the voting process with ISS and custodial banks for new clients.

5. coordinates responses to investment professionals' questions on proxy issues and proxy policies, including forwarding specialized proxy research from ISS and other vendors and forwards information to investment professionals prepared by other areas at Putnam.

6. maintains required records of proxy votes on behalf of the appropriate Putnam client accounts.

7.   prepares and distributes reports required by Putnam clients.


PROXY VOTING GUIDELINES

Putnam maintains written voting guidelines ("Guidelines") setting forth voting positions determined by the Proxy Committee on those issues believed most likely to arise day to day. The Guidelines may call for votes to be cast normally in favor of or opposed to a matter or may deem the matter an item to be referred to investment professionals on a case by case basis. A copy of the Guidelines is attached to this memorandum as Exhibit A.

Putnam will vote all proxies in accordance with the Guidelines subject to two exceptions as follows:

1. If the portfolio managers of client accounts holding the stock of a company with a proxy vote believe that following the Guidelines in any specific case would not be in clients' best interests, they may request the Proxy Manager not to follow the guidelines in such case. The request must be in writing and include an explanation of the rationale for doing so. The Proxy Manager will review any such request with a senior member of the Legal and Compliance Department prior to implementing the request.

2. For clients with plan assets subject to ERISA, under rules of the U. S. Department of Labor ("DOL") Putnam may accept instructions to vote proxies in accordance with AFL-CIO proxy voting guidelines, in lieu of Putnam's regular proxy voting guidelines. However, when in Putnam's judgment voting in accordance with the AFL-CIO guidelines would be inconsistent with ERISA, Putnam will not vote in accordance with those guidelines. Putnam will use the Proxy Voter Services U.S. Proxy Voting Policy Statement and Guidelines to implement voting under the AFL-CIO guidelines. For clients not subject to ERISA, Putnam may accept instructions to vote proxies under client specific guidelines subject to review and acceptance by the Investment Division and the Legal and Compliance Department.

PROXY VOTING REFERRALS

Under the Guidelines, certain proxy matters will be referred to the Investment Division. The Putnam mutual funds maintain similar proxy procedures which require certain matters to be referred to the investment professionals. The Putnam Proxy Manager and Putnam Funds Proxy Coordinator will coordinate efforts so that in cases where both are referring matters, only one referral will be sent out. Normally specific referral items will be referred to the portfolio team leader (or another member of the portfolio team he or she designates) whose accounts hold the greatest number of shares of the issuer of the proxies using the attached Proxy Voting Recommendation Form. (attached as Exhibit B). The Proxy Voting Recommendation Form contains (1) a field that will be used by the portfolio team leader or member for recommending a vote on each referral item, and (2) a field for describing any contacts relating to the proxy referral item the portfolio team may have had with any Putnam employee outside Putnam's Investment Division or with any person other than a proxy solicitor acting in the normal course of proxy solicitation.

The portfolio team leader or members who have been requested to provide a recommendation on a proxy referral item will return a completed Proxy Voting Recommendation Form. Upon receiving each completed Proxy Voting Recommendation Form received from the Investment Division, the form will be reviewed by the Proxy Manager or the Putnam Funds Proxy Coordinator to be sure it has been completed correctly. If not, the Putnam Manager or Putnam Funds Proxy Coordinator will follow up with representatives of the Investment Division to be sure the form is completed correctly.

CONFLICTS OF INTEREST

A potential conflict of interest may arise when voting proxies of an issuer which has a significant business relationship with Putnam. For example, Putnam could manage a defined benefit or defined contribution pension plan for the issuer. Putnam's policy is to vote proxies based solely on the investment merits of the proposal. In order to guard against conflicts the following procedures have been adopted:

1. The Proxy Committee is composed solely of professionals in the Investment Division. Proxy administration is in the Legal and Compliance Department. Neither the Investment Division nor the Legal and Compliance Department report to Putnam's marketing businesses.

2. No Putnam employee outside the Investment Division may contact any portfolio manager about any proxy vote without first contacting the Proxy Manager or a senior lawyer in the Legal and Compliance Department. There is no prohibition on Putnam employees seeking to communicate investment related information to investment professionals. However, the Proxy Manager will coordinate the delivery of such information to investment professionals to avoid appearances of conflict.

3.   Investment  professionals responding to referral requests must disclose any
     contacts  with  third   parties  other  than  normal   contact  with  proxy
     solicitation firms.

4. The Proxy Manager will review the name of the issuer of each proxy that contains a referral item against a list of Putnam business relationships maintained by the Legal and Compliance Department for potential material business relationships (I.E., conflicts of interest). If the issuer of the proxy is on the list of Putnam business relationships, the Putnam Proxy Manager will confer with a senior lawyer in the Putnam Investments Legal and Compliance Department prior to voting. In addition, for referrals involving Putnam mutual funds the Proxy Manager will fill out attached
     Proxy Voting Disclosure Form (attached as Exhibit C) and deliver it to Putnam Fund Administration.

5. Putnam's Proxy Voting Guidelines may only be overridden with the written recommendation of the Investment Division and concurrence of the Legal and Compliance Department.

RECORDKEEPING

The Legal and Compliance Department will retain copies of the following books and records:

1. A copy of Proxy Procedures and Guidelines as are from time to time in effect;

2. A copy of each proxy statement received with respect to securities in client accounts;

3.   Records of each vote cast for each client;

4. Internal documents generated in connection with a proxy referral to the Investment Division such as emails, memoranda etc.

5. Written reports to clients on proxy voting and of all client requests for information and Putnam's response.

All records will be maintained for seven years. A proxy vendor will maintain the records noted in 2 and 3 above if it commits to providing copies promptly upon request.

                          EXHIBIT A TO PROXY PROCEDURES

                   PUTNAM INVESTMENTS PROXY VOTING GUIDELINES

The proxy voting guidelines below summarize Putnam's positions on various issues of concern to investors and indicate how client portfolio securities will be voted on proposals dealing with a particular issue. The proxy voting service is instructed to vote all proxies relating to client portfolio securities in accordance with these guidelines, except as otherwise instructed by the Proxy Manager.

The following guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and recommended by a company's board of directors. Part II deals with proposals submitted by shareholders for inclusion in proxy statements. Part III addresses unique considerations pertaining to non US issuers.

I.   BOARD-APPROVED PROPOSALS

     Proxies will be voted FOR board-approved proposals, except as follows:

     A.   MATTERS RELATING TO THE BOARD OF DIRECTORS

          The board of directors has the important role of overseeing management and its performance on behalf of shareholders. Proxies will be voted FOR the election of the company's nominees for directors and FOR board-approved proposals on other matters relating to the board of directors (provided that such nominees and other matters have been approved by an independent nominating committee), except as follows:

          >>   Putnam will WITHHOLD VOTES for the entire board of directors if

               o    The board does not have a majority of independent directors;
                    or

               o The board does not have nominating, audit and compensation committees composed solely of independent directors.

          For these purposes, an "independent director" is a director who meets all requirements to serve as an independent director of a company under the pending NYSE rule proposals (i.e., no material business relationships with the company, no present or recent employment relationship with the company (including employment of immediate family members) and, in the case of audit committee members, no compensation for non-board services). If a board does not meet these independence standards, Putnam may refer board proposed items which would normally be supported for CASE-BY-CASE BASIS review.

          >> Putnam will WITHHOLD VOTES for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director (e.g., investment banking, consulting, legal or financial advisory fees).

          >> Putnam will WITHHOLD VOTES for the entire board of directors if the board has more than 19 members or fewer than FIVE members, absent special circumstances.

          >> Putnam will vote on a CASE-BY-CASE BASIS in contested elections of directors.

          >> Putnam will WITHHOLD VOTES for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for the absences (i.e., illness, personal emergency, etc.).

          Putnam is concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution. This may be particularly true for senior executives of public companies (or other directors with substantially full-time employment) who serve on more than a few outside boards. Putnam may withhold votes from such directors on a case-by-case basis where it appears that they may be unable to discharge their duties properly because of excessive commitments.

          >> Putnam will WITHHOLD VOTES for any nominee for director of a public company (Company A) who is employed as a senior executive of another public company (Company B) if a director of Company B serves as a senior executive of Company A (commonly referred to as an "interlocking directorate").

          Board independence depends not only on its members' individual relationships, but also the board's overall attitude toward management. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhancing shareholder value. Putnam may withhold votes on a case-by-case basis from some or all directors that, through their lack of independence, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interest of shareholders.

          >> Putnam will vote AGAINST proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.


     B.   EXECUTIVE COMPENSATION

          Putnam will vote on a CASE-BY-CASE BASIS on board-approved proposals relating to executive compensation, except as follows:

          >> Except where Putnam would otherwise be withholding votes for the entire board of directors, Putnam will vote FOR stock option plans which will result in an average ANNUAL dilution of 1.67% or less (including all equity-based plans).

          >> Putnam will vote AGAINST stock option plans that permit replacing or repricing of underwater options (and against any proposal to authorize such replacement or repricing of underwater options).

          >> Putnam will vote AGAINST stock option plans that permit issuance of options with an exercise price below the stock's current market price.

          >> Except where Putnam is otherwise withholding votes for the entire board of directors, Putnam will vote FOR employee stock purchase plans that have the following features: (1) the shares purchased under the plan are acquired for no less than 85% of their market value, (2) the offering period under the plan is 27 months or less, and (3) dilution is 10% or less.

          Putnam may vote against executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards, or where a company fails to provide transparent disclosure of executive compensation. In voting on proposals relating to executive compensation, Putnam will consider whether the proposal has been approved by an independent compensation committee of the board.

     C.   CAPITALIZATION

          Putnam will vote on a CASE-BY-CASE BASIS on board-approved proposals involving changes to a company's capitalization.

          >> Putnam will vote FOR proposals relating to the authorization of additional common stock (except where such proposals relate to a specific transaction).

          >> Putnam will vote FOR proposals to effect stock splits (excluding reverse stock splits.)

          >> Putnam will vote FOR proposals authorizing share repurchase programs.


     D. ACQUISITIONS, MERGERS, REINCORPORATIONS, REORGANIZATIONS AND OTHER TRANSACTIONS

          Putnam will vote on a CASE-BY-CASE BASIS on business transactions such as acquisitions, mergers, reorganizations involving business combinations, liquidations and sale of all or substantially all of a company's assets, except as follows:

          >> Putnam will vote FOR mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.

     E.   ANTI-TAKEOVER MEASURES

          Putnam will vote AGAINST board-approved proposals to adopt anti-takeover measures such as a shareholder rights plan, supermajority voting provisions, adoption of fair price provisions, issuance of blank check preferred stock and the creation of a separate class of stock with disparate voting rights, except as follows:

          >> Putnam will vote on a CASE-BY-CASE BASIS on proposals to ratify or approve shareholder rights plans (commonly referred to as "poison pills"); and

          >> Putnam will vote on a CASE-BY-CASE BASIS on proposals to adopt fair price provisions.


     F.   OTHER BUSINESS MATTERS

          Putnam will vote FOR board-approved proposals approving routine business matters such as changing the company's name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting, except as follows:

          >> Putnam will vote on a CASE-BY-CASE BASIS on proposals to amend a company's charter or bylaws (except for charter amendments necessary or to effect stock splits to change a company's name or to authorize additional shares of common stock).

          >>   Putnam  will  vote  AGAINST   authorization   to  transact  other
               unidentified, substantive business at the meeting.


II.  SHAREHOLDER PROPOSALS

     Putnam will vote IN ACCORDANCE WITH THE RECOMMENDATION OF THE COMPANY'S BOARD OF DIRECTORS on all shareholder proposals, except as follows:

     >> Putnam will vote FOR shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.

     >> Putnam will vote FOR shareholder proposals to require shareholder approval of shareholder rights plans.

     >> Putnam will vote FOR shareholder proposals that are consistent with Putnam's proxy voting guidelines for board-approved proposals.

III. VOTING SHARES OF NON US ISSUERS

     Putnam  recognizes  that  the  laws  governing  non US  issuers  will  vary significantly from US law and from jurisdiction to jurisdiction. Accordingly it may not be possible or even advisable to apply these guidelines mechanically to non US issuers. However, Putnam believes that shareholders of all companies are protected by the existence of a sound corporate governance and disclosure framework. Accordingly, Putnam will vote proxies of non US issuers IN ACCORDANCE WITH THE FOREGOING GUIDELINES WHERE APPLICABLE, except as follows:

     >> Putnam will vote FOR shareholder proposals calling for a majority of the directors to be independent of management.

     >> Putnam will vote FOR shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

     >> Putnam will vote FOR shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

     >> Putnam will vote on CASE-BY-CASE BASIS on proposals relating to (1) the issuance of common stock in excess of 20% of a company's outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company's outstanding common stock where shareholders have preemptive rights.

          Many non US jurisdictions impose material burdens on voting proxies. There are three primary types of limits as follows:

          (1) Share blocking. Shares must be frozen for certain periods of time to vote via proxy.

          (2) Share re-registration. Shares must be reregistered out of the name of the local custodian or nominee into the name of the client for the meeting and, in may cases, then reregistered back. Shares are normally blocked in this period.

          (3) Powers of Attorney. Detailed documentation from a client must be given to the local sub-custodian. In many cases Putnam is not authorized to deliver this information or sign the relevant documents.

          Putnam's policy is to weigh the benefits to clients from voting in these jurisdictions against the detriments of doing so. For example, in a share blocking jurisdiction, it will normally not be in a client's interest to freeze shares simply to participate in a non contested routine meeting. More specifically, Putnam will normally not vote shares in non-US jurisdictions imposing burdensome proxy voting requirements except in significant votes (such as contested elections and major corporate transactions) where directed by portfolio managers.

                          EXHIBIT B TO PROXY PROCEDURES

PROXY VOTE REFERRAL REQUEST:  COMPANY XYZ, VOTE DUE X/X/XX


                       Proxy Voting Referral Request Form

From:  Victoria Card       ext.  1-1168

Please describe any contacts with any person you may have had, apart from the Investment Division, Putnam's Proxy Administration staff, or proxy soliciting firms regarding the proxy:_________.

Meeting Date:

VOTE RECOMMENDATION DUE DATE:

Company Name:  XYZ INC.

o Please indicate FOR, AGAINST OR ABSTAIN for each agenda item referenced below.

o Please provide VOTE RATIONALE when you believe additional information is necessary to explain your vote. Examples: "Stock option plan will create excessive dilution," "Shareholder proposal would be disruptive"


REFERRAL ITEMS:                             PUTNAM REC.*          ISS REC.
---------------                             ------------------------------


1. [Description of item] Rationale: ___________



* Assuming Board meets Putnam Independence Standards for the Board of Directors


Please see attached ISS analysis for information on the proposals.

                          EXHIBIT C TO PROXY PROCEDURES


                               PUTNAM INVESTMENTS
                              PROXY VOTING CONFLICT
                           OF INTEREST DISCLOSURE FORM


1.   COMPANY NAME:____________________________________________

2.   DATE OF MEETING: ___________________________________________

3.   REFERRAL ITEM(S): ____________________________________________

4. DESCRIPTION OF PUTNAM'S BUSINESS RELATIONSHIP WITH ISSUER OF PROXY WHICH MAY GIVE RISE TO A CONFLICT OF INTEREST:________________________________


5. DESCRIBE PROCEDURES USED TO ADDRESS ANY CONFLICT OF INTEREST: INVESTMENT PROFESSIONAL WHO WAS SOLICITED TO PROVIDE A RECOMMENDATION WAS ADVISED THAT THE RECOMMENDATION MUST BE PROVIDED WITHOUT REGARD TO ANY CLIENT OR OTHER BUSINESS RELATIONSHIP BETWEEN PUTNAM AND THE COMPANY. IN ADDITION, PUTNAM HAS MADE ARRANGEMENTS THAT, UNLESS AUTHORIZED BY PUTNAM'S LEGAL AND COMPLIANCE DEPARTMENT, CONTACTS FROM OUTSIDE PARTIES, EXCEPT FOR REPRESENTATIVES OF THE ISSUING COMPANY, WITH RESPECT TO REFERRAL ITEMS WILL BE HANDLED BY PUTNAM'S LEGAL AND COMPLIANCE DEPARTMENT TO PREVENT ANY INFLUENCE ON THE INVESTMENT PROCESS. IN THE CASE OF CONTACT BETWEEN PUTNAM INVESTMENT PROFESSIONALS AND REPRESENTATIVES OF ISSUING COMPANIES, ANY SUCH CONTACT WILL BE DOCUMENTED AND INCLUDED IN THE PROXY VOTING FILES.

     ___________________________________________________________________________

     ___________________________________________________________________________

     ___________________________________________________________________________

6. DESCRIBE ANY CONTACTS FROM PARTIES OUTSIDE PUTNAM MANAGEMENT (OTHER THAN ROUTINE COMMUNICATIONS FROM PROXY SOLICITORS) WITH RESPECT TO THE REFERRAL ITEM NOT OTHERWISE REPORTED IN AN INVESTMENT PROFESSIONAL'S RECOMMENDATION:

     ___________________________________________________________________________

     ___________________________________________________________________________

     ___________________________________________________________________________


     CERTIFICATION

     The undersigned officer of Putnam Investments certifies that, to the best of his or her knowledge, any recommendation of an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

     -------------------------------
     Name:  Victoria R. Card
     Title:  Assistant Vice President, Proxy Voting Project Manager

                        CITIGROUP ASSET MANAGEMENT (CAM)
                              NORTH AMERICA REGION
                      PROXY VOTING POLICIES AND PROCEDURES

                      AMENDED AND RESTATED AS OF JULY 2004

I.       TYPES OF ACCOUNTS FOR WHICH CAM VOTES PROXIES

II.      GENERAL GUIDELINES

III.     HOW CAM VOTES

IV.      CONFLICTS OF INTEREST

V.       VOTING POLICY

(1)      Election of directors
(2)      Proxy contests
(3)      Auditors
(4)      Proxy contest defenses
(5)      Tender offer defenses
(6)      Miscellaneous governance provisions
(7)      Capital structure
(8)      Executive and director compensation
(9)      State of incorporation
(10)     Mergers and corporate restructuring
(11)     Social and environmental issues
(12)     Miscellaneous

VI.      DISCLOSURE OF PROXY VOTING

VII.     RECORDKEEPING AND OVERSIGHT

CITIGROUP ASSET MANAGEMENT1                                            (CAM)
                              North America Region
                      Proxy Voting Policies and Procedures


I.   TYPES OF ACCOUNTS TO WHICH CAM VOTES PROXIES

     Citigroup Asset Management (CAM) votes proxies for each client that has specifically authorized us to vote them in the investment management contract or otherwise; votes proxies for each United States Registered Investment Company (mutual fund) for which we act as adviser or sub-adviser with the power to vote proxies; and votes proxies for each ERISA account unless the plan document or investment advisory agreement specifically reserves the responsibility to vote proxies to the plan trustees or other named fiduciary. These policies and procedures are intended to fulfill applicable requirements imposed on CAM by the Investment Advisers Act of 1940, as amended, the Investment Company Act of 1940, as amended, and the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations adopted under these laws.

II.  GENERAL GUIDELINES

     In voting proxies, CAM is guided by general fiduciary principles. CAM's goal is to act prudently, solely in the best interest of the beneficial owners of the accounts it manages, and, in the case of ERISA accounts, for the exclusive purpose of providing economic benefits to such persons. CAM attempts to consider all factors of its vote that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. CAM may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the CAM adviser (business unit) of its responsibility for the proxy vote.

III. HOW CAM VOTES

     In the case of a proxy issue for which there is a stated position set forth in Section V, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in Section V that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. CAM divides issues into eleven categories listed in Section V below.

IV.  CONFLICTS OF INTEREST

     In furtherance of CAM's goal to vote proxies in the best interests of clients, CAM follows procedures designed to identify and address material conflicts that may arise between CAM's interests and those of its clients before voting proxies on behalf of such clients.

     (1)  Procedures for Identifying Conflicts of Interest

     CAM relies on the following to seek to identify conflicts of interest with respect to proxy voting:

          A. The policy memorandum attached hereto as Appendix A will be distributed periodically to CAM employees. The policy memorandum alerts CAM employees that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of CAM with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM's business, and (ii) to bring conflicts of interest of which they become aware to the attention of CAM Compliance.

          B. CAM Financial Control shall maintain and make available to CAM Compliance and proxy voting personnel an up to date list of all client relationships that have historically accounted for or are projected to account for greater than 1% of CAM's annual revenues. CAM relies on the policy memorandum directive described in Section IV. (1) A. to identify conflicts of interest arising due to potential client relationships with proxy issuers.

          C. As a general matter, CAM takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for CAM in voting proxies with respect to such issuer. Such position is based on the fact that CAM is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between CAM and certain other Citigroup business units. Special circumstances, such as contact between CAM and non-CAM personnel, may cause CAM to consider whether non-CAM relationships between Citigroup and an issuer present a conflict of interest for CAM with respect to such issuer. As noted in Section IV. (1) A., CAM employees are under an obligation to be aware of the potential for conflicts of interest in voting proxies and to bring such conflicts of interest, including conflicts of interest which may arise because of such special circumstances (such as any attempt by a Citigroup business unit or Citigroup officer or employee to influence proxy voting by CAM) to the attention of CAM Compliance. Also, CAM is sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which CAM decides to vote a proxy with respect to such issuer. For prudential reasons, CAM treats such significant, publicized relationships as creating a potential conflict of interest for CAM in voting proxies

          D. Based on information furnished by CAM employees or maintained by CAM Compliance pursuant to Section IV. (1) A. and C. and by CAM Financial Control pursuant to Section IV. (1) B., CAM Compliance shall maintain an up to date list of issuers with respect to which CAM has a potential conflict of interest in voting proxies on behalf of client accounts. CAM shall not vote proxies relating to issuers on such list on behalf of client accounts until it has been determined that the conflict of interest is not material or a method for resolving such conflict of interest has been agreed upon and implemented, as described in this Section IV below. Exceptions apply: (i) with respect to a proxy issue that will be voted in accordance with a stated CAM position on such issue, and
               (ii) with respect to a proxy issue that will be voted in accordance with the recommendation of an independent third party based on application of the policies set forth herein. Such issues generally are not brought to the attention of the Proxy
               Voting Committee described in Section IV. (2) because CAM's position is that any conflict of interest issues are resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party based on application of the policies set forth herein.

     (2) Procedures for Assessing Materiality of Conflicts of Interest and for Addressing Material Conflicts of Interest

          A. CAM shall maintain a Proxy Voting Committee to review and address conflicts of interest brought to its attention. The Proxy Voting Committee shall be comprised of such CAM personnel as are designated from time to time by CAM's Office of the CIO, CAM's General Counsel and CAM's Chief Compliance Officer. The initial members of the Proxy Voting Committee are set forth on Appendix B hereto.

          B. All conflicts of interest identified pursuant to the procedures outlined in Section IV.(1) must be brought to the attention of the Proxy Voting Committee by CAM Compliance for resolution. As noted above, a proxy issue that will be voted in accordance with a stated CAM position on such issue or in accordance with the recommendation of an independent third party generally is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because CAM's position is that any conflict of interest issues are resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party.

          C. The Proxy Voting Committee shall determine whether a conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, CAM's decision-making in voting the proxy. All materiality determinations will be based on an assessment of the particular facts and circumstances. CAM Compliance shall maintain a written record of all materiality determinations made by the Proxy Voting Committee.

          D. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, CAM may vote proxies notwithstanding the existence of the conflict.

          E. If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee shall determine an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination shall be based on the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc. Such methods may include:

               i. disclosing the conflict to clients and obtaining their consent before voting;

               ii. suggesting to clients that they engage another party to vote the proxy on their behalf;

               iii.in the  case  of a  conflict  of  interest  resulting  from a particular employee's personal relationships, removing such employee from the decision-making process with respect to such proxy vote; or

               iv. such other method as is deemed appropriate given the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc.*

     CAM Compliance shall maintain a written record of the method used to resolve a material conflict of interest.

     (3)  Third Party Proxy Voting Firm - Conflicts of Interests

          With respect to a third party proxy voting firm described herein, CAM will periodically review such firm's policies, procedures and practices with respect to the disclosure and handling of conflicts of interest.

V.   VOTING POLICY

     These are policy guidelines that can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account holding the shares being voted. As a result of the independent investment advisory services provided by distinct business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue. A CAM business unit or investment team (e.g. CAM's Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, CAM will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services' (ISS) PVS Proxy Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

     (1)  Election of Directors

          A.   Voting on Director Nominees in Uncontested Elections.

               1.   We vote for director nominees.

          B.   Chairman and CEO is the Same Person.

               1. We vote on a case-by-case basis on shareholder proposals that would require the positions of the Chairman and CEO to be held by different persons. We would generally vote FOR such a proposal unless there are compelling reasons to vote against the proposal, including:

                    o    Designation of a lead director

                    o    Majority of independent directors (supermajority)

                    o    All independent key committees

                    o    Size of the company (based on market capitalization)

                    o    Established governance guidelines

                    o    Company performance

          C.   Majority of Independent Directors

               1. We vote for shareholder proposals that request that the board be comprised of a majority of independent directors. Generally that would require that the director have no connection to the company other than the board seat. In determining whether an independent director is truly independent (e.g. when voting on a slate of director candidates), we consider certain factors including, but not necessarily limited to, the following: whether the director or his/her company provided professional services to the company or its affiliates either currently or in the past year; whether the director has any transactional relationship with the company; whether the director is a significant customer or supplier of the company; whether the director is employed by a foundation or university that received significant grants or endowments from the company or its affiliates; and whether there are interlocking directorships.

               2.   We vote for  shareholder  proposals  that  request  that the
                    board  audit,   compensation  and/or  nominating  committees
                    include independent directors exclusively.

          D.   Stock Ownership Requirements

               1. We vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

          E.   Term of Office

               1. We vote against shareholder proposals to limit the tenure of independent directors.

          F.   Director and Officer Indemnification and Liability Protection

               1. Subject to subparagraphs 2, 3, and 4 below, we vote for proposals concerning director and officer indemnification and liability protection.

               2.   We vote for  proposals  to limit and  against  proposals  to
                    eliminate   entirely  director  and  officer  liability  for
                    monetary damages for violating the duty of care.

               3. We vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

               4. We vote for only those proposals that provide such expanded coverage noted in subparagraph 3 above in cases when a director's or officer's legal defense was unsuccessful if:
                    (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) if only the director's legal expenses would be covered.

          G.   Director Qualifications

               1. We vote case-by-case on proposals that establish or amend director qualifications. Considerations include how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

               2.   We  vote  against   shareholder   proposals   requiring  two
                    candidates per board seat.

     (2)  Proxy Contests

          A.   Voting for Director Nominees in Contested Elections

               1. We vote on a case-by-case basis in contested elections of directors. Considerations include: chronology of events leading up to the proxy contest; qualifications of director nominees (incumbents and dissidents); for incumbents, whether the board is comprised of a majority of outside directors; whether key committees (ie: nominating, audit, compensation) comprise solely of independent outsiders; discussion with the respective portfolio manager(s).

          B.   Reimburse Proxy Solicitation Expenses

               1. We vote on a case-by-case basis on proposals to provide full reimbursement for dissidents waging a proxy contest. Considerations include: identity of persons who will pay solicitation expenses; cost of solicitation; percentage that will be paid to proxy solicitation firms.

     (3)  Auditors

          A.   Ratifying Auditors

               1. We vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position or there is reason to believe the independent auditor has not followed the highest level of ethical conduct. Specifically, we will vote to ratify auditors if the auditors only provide the company audit services and such other audit-related and non-audit services the provision of which will not cause such auditors to lose their independence under applicable laws, rules and regulations.

          B.   Financial Statements and Director and Auditor Reports

               1. We generally vote for management proposals seeking approval of financial accounts and reports and the discharge of management and supervisory board members, unless there is concern about the past actions of the company's auditors or directors.

          C.   Remuneration of Auditors

               1. We vote for proposals to authorize the board or an audit committee of the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company.

          D.   Indemnification of Auditors

               1.   We vote against proposals to indemnify auditors.

     (4)  Proxy Contest Defenses

          A.   Board Structure: Staggered vs. Annual Elections

               1.   We vote against proposals to classify the board.

               2. We vote for proposals to repeal classified boards and to elect all directors annually.

          B.   Shareholder Ability to Remove Directors

               1. We vote against proposals that provide that directors may be removed only for cause.

               2. We vote for proposals to restore shareholder ability to remove directors with or without cause.

               3. We vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

               4. We vote for proposals that permit shareholders to elect directors to fill board vacancies.

          C.   Cumulative Voting

               1.   We vote against proposals to eliminate cumulative voting.

               2.   We vote for proposals to permit cumulative voting.

          D.   Shareholder Ability to Call Special Meetings

               1.   We  vote   against   proposals   to   restrict  or  prohibit
                    shareholder ability to call special meetings.

               2. We vote for proposals that remove restrictions on the right of shareholders to act independently of management.

          E.   Shareholder Ability to Act by Written Consent

               1.   We  vote   against   proposals   to   restrict  or  prohibit
                    shareholder ability to take action by written consent.

               2. We vote for proposals to allow or make easier shareholder action by written consent.

          F.   Shareholder Ability to Alter the Size of the Board

               1. We vote for proposals that seek to fix the size of the board.

               2. We vote against proposals that give management the ability to alter the size of the board without shareholder approval.

          G.   Advance Notice Proposals

               1. We vote on advance notice proposals on a case-by-case basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

          H.   Amendment of By-Laws

               1.   We  vote  against   proposals  giving  the  board  exclusive
                    authority to amend the by-laws.

               2. We vote for proposals giving the board the ability to amend the by-laws in addition to shareholders.

          I. Article Amendments (not otherwise covered by CAM Proxy Voting Policies and Procedures).

               We  review  on  a  case-by-case   basis  all  proposals   seeking
               amendments to the articles of association.

               We vote for article amendments if:

               o    shareholder rights are protected;

               o    there is negligible or positive impact on shareholder value;

               o    management provides adequate reasons for the amendments; and

               o    the company is required to do so by law (if applicable).

     (5)  Tender Offer Defenses

          A.   Poison Pills

               1. We vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

               2. We vote on a case-by-case basis on shareholder proposals to redeem a company's poison pill. Considerations include: when the plan was originally adopted; financial condition of the company; terms of the poison pill.

               3. We vote on a case-by-case basis on management proposals to ratify a poison pill. Considerations include: sunset provision - poison pill is submitted to shareholders for ratification or rejection every 2 to 3 years; shareholder redemption feature -10% of the shares may call a special meeting or seek a written consent to vote on rescinding the rights plan.

          B.   Fair Price Provisions

               1. We vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

               2. We vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

          C.   Greenmail

               1. We vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

               2.   We vote on a case-by-case basis on anti-greenmail  proposals
                    when  they  are   bundled   with  other   charter  or  bylaw
                    amendments.

          D.   Unequal Voting Rights

               1.   We vote against dual class exchange offers.

               2.   We vote against dual class re-capitalization.

          E. Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

               1.   We  vote   against   management   proposals   to  require  a
                    supermajority shareholder vote to approve charter and bylaw amendments.

               2.   We vote for  shareholder  proposals  to lower  supermajority
                    shareholder   vote   requirements   for  charter  and  bylaw
                    amendments.

          F.   Supermajority Shareholder Vote Requirement to Approve Mergers

               1.   We  vote   against   management   proposals   to  require  a
                    supermajority shareholder vote to approve mergers and other significant business combinations.

               2.   We vote for  shareholder  proposals  to lower  supermajority
                    shareholder   vote   requirements   for  mergers  and  other
                    significant business combinations.

          G.   White Squire Placements

               1. We vote for shareholder proposals to require approval of blank check preferred stock issues.

     (6)  Miscellaneous Governance Provisions

          A.   Confidential Voting

               1. We vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: in the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

               2. We vote for management proposals to adopt confidential voting subject to the proviso for contested elections set forth in sub-paragraph A.1 above.

          B.   Equal Access

               1. We vote for shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

          C.   Bundled Proposals

               1. We vote on a case-by-case basis on bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests and therefore not in the best interests of the beneficial owners of accounts, we vote against the proposals. If the combined effect is positive, we support such proposals.

          D.   Shareholder Advisory Committees

               1. We vote on a case-by-case basis on proposals to establish a shareholder advisory committee. Considerations include: rationale and cost to the firm to form such a committee. We generally vote against such proposals if the board and key nominating committees are comprised solely of independent/outside directors.

          E.   Other Business

               We vote for proposals that seek to bring forth other business matters.

          F.   Adjourn Meeting

               We vote on a case-by-case basis on proposals that seek to adjourn a shareholder meeting in order to solicit additional votes.

          G.   Lack of Information

               We  vote  against   proposals  if  a  company  fails  to  provide
               shareholders with adequate information upon which to base their voting decision.

     (7)  Capital Structure

          A.   Common Stock Authorization

               1. We vote on a case-by-case basis on proposals to increase the number of shares of common stock authorized for issue, except as described in paragraph 2 below.

               2. Subject to paragraph 3, below we vote for the approval requesting increases in authorized shares if the company meets certain criteria:

                    a) Company has already issued a certain percentage (i.e. greater than 50%) of the company's allotment.

                    b) The proposed increase is reasonable (i.e. less than 150% of current inventory) based on an analysis of the company's historical stock management or future growth outlook of the company.

               3. We vote on a case-by-case basis, based on the input of affected portfolio managers, if holding is greater than 1% of an account.

          B.   Stock Distributions: Splits and Dividends

               1. We vote on a case-by-case basis on management proposals to increase common share authorization for a stock split, provided that the split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the split.

          C.   Reverse Stock Splits

               1. We vote for management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.

          D.   Blank Check Preferred Stock

               1. We vote against proposals to create, authorize or increase the number of shares with regard to blank check preferred stock with unspecified voting, conversion, dividend distribution and other rights.

               2. We vote for proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

               3. We vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

               4. We vote for proposals requiring a shareholder vote for blank check preferred stock issues.

          E.   Adjust Par Value of Common Stock

               1. We vote for management proposals to reduce the par value of common stock.

          F.   Preemptive Rights

               1.   We vote on a case-by-case  basis for  shareholder  proposals
                    seeking  to  establish   them  and  consider  the  following
                    factors:

                    a)   Size of the Company.

                    b) Characteristics of the size of the holding (holder owning more than 1% of the outstanding shares).

                    c) Percentage of the rights offering (rule of thumb less than 5%).

               2. We vote on a case-by-case basis for shareholder proposals seeking the elimination of pre-emptive rights.

          G.   Debt Restructuring

               1. We vote on a case-by-case basis for proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Generally, we approve proposals that facilitate debt restructuring.

          H.   Share Repurchase Programs

               1.   We vote for  management  proposals to institute  open-market
                    share   repurchase  plans  in  which  all  shareholders  may
                    participate on equal terms.

          I.   Dual-Class Stock

               1. We vote for proposals to create a new class of nonvoting or subvoting common stock if:

                    o It is intended for financing purposes with minimal or no dilution to current shareholders

                    o It is not designed to preserve the voting power of an insider or significant shareholder

          J.   Issue Stock for Use with Rights Plan

               1. We vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

          K.   Debt Issuance Requests

               When evaluating a debt issuance request, the issuing company's present financial situation is examined. The main factor for analysis is the company's current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company's bond rating, increasing its investment risk factor in the process. A gearing level up to 100 percent is considered acceptable.

               We vote for debt issuances for companies when the gearing level is between zero and 100 percent.

               We view on a case-by-case basis proposals where the issuance of debt will result in the gearing level being greater than 100 percent. Any proposed debt issuance is compared to industry and market standards.

          L.   Financing Plans

               We generally vote for the adopting of financing plans if we believe they are in the best economic interests of shareholders.

     (8)  Executive and Director Compensation

          In general, we vote for executive and director compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having high payout sensitivity to increases in shareholder value. Certain factors, however, such as repricing underwater stock options without shareholder approval, would cause us to vote against a plan. Additionally, in some cases we would vote against a plan deemed unnecessary.

          A.   OBRA-Related Compensation Proposals

               1. Amendments that Place a Cap on Annual Grant or Amend Administrative Features

                    a) We vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of the Internal Revenue Code.

               2.   Amendments to Added Performance-Based Goals

                    a) We vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of the Internal Revenue Code.

               3. Amendments to Increase Shares and Retain Tax Deductions Under OBRA

                    a) We vote for amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) the Internal Revenue Code.

               4.   Approval of Cash or Cash-and-Stock Bonus Plans

                    a) We vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of the Internal Revenue Code.

          B.   Expensing of Options

               We vote for proposals to expense stock options on financial statements.

          C.   Index Stock Options

               We vote on a case by case basis with respect to proposals seeking to index stock options. Considerations include whether the issuer expenses stock options on its financial statements and whether the issuer's compensation committee is comprised solely of independent directors.

          D.   Shareholder Proposals to Limit Executive and Director Pay

               1. We vote on a case-by-case basis on all shareholder proposals that seek additional disclosure of executive and director pay information. Considerations include: cost and form of disclosure. We vote for such proposals if additional disclosure is relevant to shareholder's needs and would not put the company at a competitive disadvantage relative to its industry.

               2. We vote on a case-by-case basis on all other shareholder proposals that seek to limit executive and director pay.

                    We have a policy of voting to reasonably limit the level of options and other equity-based compensation arrangements available to management to reasonably limit shareholder dilution and management compensation. For options and equity-based compensation arrangements, we vote FOR proposals or amendments that would result in the available awards being less than 10% of fully diluted outstanding shares (i.e. if the combined total of shares, common share equivalents and options available to be awarded under all current and proposed compensation plans is less than 10% of fully diluted shares). In the event the available awards exceed the 10% threshold, we would also consider the % relative to the common practice of its specific industry (e.g. technology firms). Other considerations would include, without limitation, the following:

                    o Compensation committee comprised of independent outside directors

                    o    Maximum award limits

                    o    Repricing without shareholder approval prohibited

          E.   Golden Parachutes

               1. We vote for shareholder proposals to have golden parachutes submitted for shareholder ratification.

               2. We vote on a case-by-case basis on all proposals to ratify or cancel golden parachutes. Considerations include: the amount should not exceed 3 times average base salary plus guaranteed benefits; golden parachute should be less attractive than an ongoing employment opportunity with the firm.

          F.   Employee Stock Ownership Plans (ESOPs)

               1. We vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).

          G.   401(k) Employee Benefit Plans

               1. We vote for proposals to implement a 401(k) savings plan for employees.

          H.   Stock Compensation Plans

               1. We vote for stock compensation plans which provide a dollar-for-dollar cash for stock exchange.

               2. We vote on a case-by-case basis for stock compensation plans which do not provide a dollar-for-dollar cash for stock exchange using a quantitative model.

          I.   Directors Retirement Plans

               1.   We vote against retirement plans for nonemployee directors.

               2. We vote for shareholder proposals to eliminate retirement plans for nonemployee directors.

          J.   Management Proposals to Reprice Options

               1. We vote on a case-by-case basis on management proposals seeking approval to reprice options. Considerations include the following:

                    o    Historic trading patterns

                    o    Rationale for the repricing

                    o    Value-for-value exchange

                    o    Option vesting

                    o    Term of the option

                    o    Exercise price

                    o    Participation

          K.   Shareholder Proposals Recording Executive and Director Pay

               1.   We  vote  against  shareholder   proposals  seeking  to  set
                    absolute levels on compensation or otherwise dictate the amount or form of compensation.

               2. We vote against shareholder proposals requiring director fees be paid in stock only.

               3. We vote for shareholder proposals to put option repricing to a shareholder vote.

               4. We vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking unto account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

     (9)  State/Country of Incorporation

          A.   Voting on State Takeover Statutes

               1. We vote for proposals to opt out of state freezeout provisions.

               2. We vote for proposals to opt out of state disgorgement provisions.

          B.   Voting on Re-incorporation Proposals

               1. We vote on a case-by-case basis on proposals to change a company's state or country of incorporation. Considerations include: reasons for re-incorporation (i.e. financial, restructuring, etc); advantages/benefits for change (i.e. lower taxes); compare the differences in state/country laws governing the corporation.

          C.   Control Share Acquisition Provisions

               1. We vote against proposals to amend the charter to include control share acquisition provisions.

               2. We vote for proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

               3. We vote for proposals to restore voting rights to the control shares.

               4. We vote for proposals to opt out of control share cashout statutes.

     (10) Mergers and Corporate Restructuring

          A.   Mergers and Acquisitions

               1. We vote on a case-by-case basis on mergers and acquisitions. Considerations include: benefits/advantages of the combined companies (i.e. economies of scale, operating synergies, increase in market power/share, etc...); offer price
                    (premium or discount); change in the capital structure; impact on shareholder rights.

          B.   Corporate Restructuring

               1. We vote on a case-by-case basis on corporate restructuring proposals involving minority squeeze outs and leveraged buyouts. Considerations include: offer price, other alternatives/offers considered and review of fairness opinions.

          C.   Spin-offs

               1. We vote on a case-by-case basis on spin-offs. Considerations include the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

          D.   Asset Sales

               1. We vote on a case-by-case basis on asset sales. Considerations include the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.


          E.   Liquidations

               1. We vote on a case-by-case basis on liquidations after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

          F.   Appraisal Rights

               1. We vote for proposals to restore, or provide shareholders with, rights of appraisal.

          G.   Changing Corporate Name

               1. We vote for proposals to change the "corporate name", unless the proposed name change bears a negative connotation.

          H.   Conversion of Securities

               1. We vote on a case-by-case basis on proposals regarding conversion of securities. Considerations include the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

          I.   Stakeholder Provisions

               1. We vote against proposals that ask the board to consider nonshareholder constituencies or other nonfinancial effects when evaluating a merger or business combination.

     (11) Social and Environmental Issues

          A. In general we vote on a case-by-case basis on shareholder social and environmental proposals, on the basis that their impact on share value can rarely be anticipated with any high degree of confidence. In most cases, however, we vote for disclosure reports that seek additional information, particularly when it appears the company has not adequately addressed shareholders' social and environmental concerns. In determining our vote on shareholder social and environmental proposals, we also analyze the following factors:

               1. whether adoption of the proposal would have either a positive or negative impact on the company's short-term or long-term share value;

               2.   the percentage of sales, assets and earnings affected;

               3. the degree to which the company's stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;

               4. whether the issues presented should be dealt with through government or company-specific action;

               5.   whether  the  company   has   already   responded   in  some
                    appropriate manner to the request embodied in a proposal;

               6. whether the company's analysis and voting recommendation to shareholders is persuasive;

               7.   what other companies have done in response to the issue;

               8.   whether the proposal itself is well framed and reasonable;

               9. whether implementation of the proposal would achieve the objectives sought in the proposal; and

               10. whether the subject of the proposal is best left to the discretion of the board.

          B. Among the social and environmental issues to which we apply this analysis are the following:

               1.   Energy and Environment

               2.   Equal Employment Opportunity and Discrimination

               3.   Product Integrity and Marketing

               4.   Human Resources Issues

     (12) Miscellaneous

          A.   Charitable Contributions

               1. We vote against proposals to eliminate, direct or otherwise restrict charitable contributions.

          B.   Operational Items

               1. We vote against proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

               2. We vote against proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

               3. We vote for by-law or charter changes that are of a housekeeping nature (updates or corrections).

               4.   We   vote   for   management   proposals   to   change   the
                    date/time/location of the annual meeting unless the proposed change is unreasonable.

               5.   We  vote  against   shareholder   proposals  to  change  the
                    date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

               6. We vote against proposals to approve other business when it appears as voting item.

          C.   Route Agenda Items

               In some markets, shareholders are routinely asked to approve:

               o    the opening of the shareholder meeting

               o that the meeting has been convened under local regulatory requirements

               o    the presence of a quorum

               o    the agenda for the shareholder meeting

               o    the election of the chair of the meeting

               o    regulatory filings

               o    the allowance of questions

               o    the publication of minutes

               o    the closing of the shareholder meeting

               We generally vote for these and similar routine management proposals.

          D.   Allocation of Income and Dividends

               We generally vote for management proposals concerning allocation of income and the distribution of dividends, unless the amount of the distribution is consistently and unusually small or large.

          E.   Stock (Scrip) Dividend Alternatives

               1.   We vote for most stock (scrip) dividend proposals.

               2. We vote against proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

     (13) CAM has determined that registered investment companies, particularly closed end investment companies, raise special policy issues making specific voting guidelines frequently inapplicable. To the extent that CAM has proxy voting authority with respect to shares of registered investment companies, CAM shall vote such shares in the best interest of client accounts and subject to the general fiduciary principles set forth herein without regard to the specific voting guidelines set forth in Section V. (1) through (12).

          The voting policy guidelines set forth in this Section V may be changed from time to time by CAM in its sole discretion.

VI.  DISCLOSURE OF PROXY VOTING

     CAM employees may not disclose to others outside of CAM (including employees of other Citigroup business units) how CAM intents to vote a proxy absent prior approval from CAM Legal/Compliance, except that a CAM investment professional may disclose to a non-Citigroup employee how it intends to vote without obtaining prior approval from CAM Legal/Compliance if (1) the disclosure is intended to facilitate a discussion of publicly available information by CAM personnel with a representative of a company whose securities are the subject of the proxy, (2) the company's market capitalization exceeds $1 billion and (3) CAM has voting power with respect to less than 5% of the outstanding common stock of the company.

     If a CAM employee receives a request to disclose CAM's proxy voting intentions to, or is otherwise contacted by, another person outside of CAM (including an employee of another Citigroup business unit) in connection with an upcoming proxy voting matter, he/she should immediately notify CAM Legal/Compliance.

VII. RECORD KEEPING AND OVERSIGHT

     CAM shall maintain the following records relating to proxy voting:

     -    a copy of these policies and procedures;

     -    a copy of each proxy form (as voted);

     - a copy of each proxy solicitation (including proxy statements) and related materials with regard to each vote;

     -    documentation   relating  to  the  identification  and  resolution  of
          conflicts of interest;

     - any documents created by CAM that were material to a proxy voting decision or that memorialized the basis for that decision; and

     - a copy of each written client request for information on how CAM voted proxies on behalf of the client, and a copy of any written response by CAM to any (written or oral) client request for information on how CAM voted proxies on behalf of the requesting client.

     Such records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the CAM adviser.

     Each adviser to a United States Registered Investment Company shall maintain such records as are necessary to allow such fund to comply with its recordkeeping, reporting and disclosure obligations under applicable laws, rules and regulations.

     In lieu of keeping copies of proxy statements, CAM may rely on proxy statements filed on the EDGAR system as well as on third party records of proxy statements and votes cast if the third party provides an undertaking to provide the documents promptly upon request.

     CAM Compliance will review the proxy voting process, record retention and related matters on a periodic basis.

                                   Appendix A

                                   Memorandum

To:  All CAM North America Region Employees

From: CAM Legal and Compliance

Date: July ____, 2003

Re: New CAM North America Region Proxy Voting Policies and Procedures Conflicts of Interest with respect to Proxy Voting

--------------------------------------------------------------------------------

     Citigroup Asset Management (CAM) currently has in place proxy voting policies and procedures designed to ensure that CAM votes proxies in the best interest of client accounts. Attached to this memorandum is a copy of CAM North America Region Proxy Voting Policies and Procedures that have been updated, effective as of July 2003, to comply with a new SEC rule under the Investment Advisers Act that addresses an investment adviser's fiduciary obligation to its clients when voting proxies. AS DISCUSSED IN MORE DETAIL BELOW, CAM EMPLOYEES ARE UNDER AN OBLIGATION (i) TO BE AWARE OF THE POTENTIAL FOR CONFLICTS OF INTEREST ON THE PART OF CAM IN VOTING PROXIES ON BEHALF OF CLIENT ACCOUNTS BOTH AS A RESULT OF AN EMPLOYEE'S PERSONAL RELATIONSHIPS AND DUE TO SPECIAL CIRCUMSTANCES THAT MAY ARISE DURING THE CONDUCT OF CAM'S BUSINESS, AND (ii) TO BRING CONFLICTS OF INTEREST OF WHICH THEY BECOME AWARE TO THE ATTENTION OF CAM COMPLIANCE.

     The updated proxy voting policies and procedures are substantially similar to the policies and procedures currently in effect in terms of CAM's stated position on certain types of proxy issues and the factors and considerations taken into account by CAM in voting on certain other types of proxy issues.

     The updated proxy voting policies and procedures reflect two major changes. First, Section VI (Recordkeeping and Oversight) of the updated policies and procedures sets forth detailed recordkeeping requirements relating to the proxy voting process, as required by the new SEC rule. CAM Compliance will be working with affected groups to make sure that we are complying with the new record retention requirements. Second, Section IV (Conflicts of Interest) of the updated policies and procedures sets forth procedures designed to identify and address material conflicts of interest that may arise between CAM's interests and those of its clients before proxies are voted on behalf of such clients, as required by the new SEC rule.

     While, as described in Section IV of the updated policies and procedures, CAM will seek to identify significant CAM client relationships and significant, publicized non-CAM affiliate client relationships1 which could present CAM with a conflict of interest in voting proxies, all CAM employees must play an important role in helping our organization identify potential conflicts of interest that could impact CAM's proxy voting. CAM employees need to (i) be aware of the potential for conflicts of interest on the part of CAM in voting proxies on behalf of client accounts both as a result of an employee's personal relationships and due to special circumstances that may arise during the conduct of CAM's business, and (ii) bring conflicts of interest of which they become aware to the attention of a CAM compliance officer.

     A conflict of interest arises when the existence of a personal or business relationship on the part of CAM or one of its employees or special circumstances that arise during the conduct of CAM's business might influence, or appear to influence, the manner in which CAM decides to vote a proxy. An example of a personal relationship that creates a potential conflict of interest would be a situation in which a CAM employee (such as a portfolio manager or senior level executive) has a spouse or other close relative who serves as a director or senior executive of a company. An example of "special circumstances" would be explicit or implicit pressure exerted by a CAM relationship to try to influence CAM's vote on a proxy with respect to which the CAM relationship is the issuer. Another example would be a situation in which there was contact between CAM and non-CAM personnel in which the non-CAM personnel, on their own initiative or at the prompting of a client of a non-CAM unit of Citigroup, tried to exert pressure to influence CAM's proxy vote2. Of course, the foregoing examples are not exhaustive, and a variety of situations may arise that raise conflict of interest questions for CAM. You are encouraged to raise and discuss with CAM Compliance particular facts and circumstances that you believe may raise conflict of interest issues for CAM.

     As described in Section IV of the updated policies and procedures, CAM has established a Proxy Voting Committee to assess the materiality of conflicts of interest brought to its attention by CAM Compliance as well as to agree upon appropriate methods to resolve material conflicts of interest before proxies affected by the conflicts of interest are voted3. As described in the updated policies and procedures, there are a variety of methods and approaches that the Proxy Voting Committee may utilize to resolve material conflicts of interest. Please note that CAM employees should report all conflicts of interest of which they become aware to CAM Compliance. It is up to the Proxy Voting Committee to assess the materiality of conflicts of interest brought to its attention and to agree upon an appropriate resolution with respect to conflicts of interest determined to be material.

     The obligation of CAM employees to be sensitive to the issue of conflicts of interest and to bring conflicts of interest to the attention of CAM Compliance is a serious one. Failure to do so can lead to negative legal, regulatory, and reputational consequences for the firm as well as to negative regulatory and disciplinary consequences for the CAM employee. Please consult with a CAM Compliance officer if you have any questions concerning your obligations with respect to conflicts of interest under the updated proxy voting policies and procedures.

                                   Appendix B

                         Proxy Voting Committee Members

Investment Management Representatives

Wayne Lin
Amanda Suss

Legal Representatives

George Shively
Leonard Larrabee
Thomas Mandia

Compliance Representatives

Andrew Beagley
Jeffrey Scott



At least one representative from each of Investment Management, Legal and Compliance must participate in any deliberations and decisions of the Proxy Voting Committee.

--------

1 Citigroup Asset Management comprises Salomon Brothers Asset Management Inc, Smith Barney Asset Management (a division of Citigroup Global Markets Inc.), Citibank Global Asset Management (a unit of Citibank, N.A.), Smith Barney Fund Management LLC, Citi Fund Management Inc. and other investment adviser affiliates.


* Especially in the case of an apparent, as opposed to actual, conflict of interest, the Proxy Voting Committee may resolve such conflict to interest by satisfying itself that CAM's proposed vote on a proxy issue is in the best interest of client accounts and is not being influenced by the conflict of interest.

1,2 As a general matter, CAM takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for CAM in voting proxies with respect to such issuer. Such position is based on the fact that CAM is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between CAM and certain other Citigroup business units. CAM is sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which CAM decides to vote a proxy with respect to such issuer. As noted, CAM seeks to identify such significant, publicized relationships, and for prudential reasons brings such identified situations to the attention of the Proxy Voting Committee, as described herein. Special circumstances, such as those described in the noted examples, also could cause CAM to consider whether non-CAM relationships between Citigroup and an issuer present a conflict of interest for CAM with respect to such issuer. 3 Exceptions apply: (i) with respect to a proxy issue that will be voted in accordance with a stated CAM position on such issue, and (ii) with respect to a proxy issue that will be voted in accordance with the recommendation of an independent third party. Such issues are not brought to the attention of the Proxy Voting Committee because CAM's position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party.

                T. ROWE PRICE PROXY VOTING - PROCESS AND POLICIES

T. Rowe Price Associates, Inc. and T. Rowe Price International, Inc. recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote on issues submitted to shareholder vote--such as election of directors and important matters affecting a company's structure and operations. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the investment companies that it sponsors and serves as investment adviser. T. Rowe Price also is involved in the proxy process on behalf of its institutional and private counsel clients who have requested such service. For those private counsel clients who have not delegated their voting responsibility but who request advice, T. Rowe Price makes recommendations regarding proxy voting.

PROXY ADMINISTRATION

The T. Rowe Price Proxy Committee develops our firm's positions on all major corporate issues, creates guidelines, and oversees the voting process. The Proxy Committee, composed of portfolio managers, investment operations managers, and internal legal counsel, analyzes proxy policies based on whether they would adversely affect shareholders' interests and make a company less attractive to own. In evaluating proxy policies each year, the Proxy Committee relies upon our own fundamental research, independent research provided by third parties, and information presented by company managements and shareholder groups.

Once the Proxy Committee establishes its recommendations, they are distributed to the firm's portfolio managers as voting guidelines. Ultimately, the portfolio manager votes on the proxy proposals of companies in his or her portfolio. When portfolio managers cast votes that are counter to the Proxy Committee's guidelines, they are required to document their reasons in writing to the Proxy Committee. Annually, the Proxy Committee reviews T. Rowe Price's proxy voting process, policies, and voting records.

T. Rowe Price has retained Institutional Shareholder Services, an expert in the proxy voting and corporate governance area, to provide proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy Committee relies upon ISS research in establishing T. Rowe Price's voting guidelines--many of which are consistent with ISS positions--T. Rowe Price may deviate from ISS recommendations on general policy issues or specific proxy proposals.

FIDUCIARY CONSIDERATIONS

T. Rowe Price's decisions with respect to proxy issues are made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Practicalities involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

CONSIDERATION GIVEN MANAGEMENT RECOMMENDATIONS

When determining whether to invest in a particular company, one of the key factors T. Rowe Price considers is the quality and depth of its management. As a result, T. Rowe Price believes that recommendations of management on most issues should be given weight in determining how proxy issues should be voted.

T. ROWE PRICE VOTING POLICIES

Specific voting guidelines have been established by the Proxy Committee for recurring issues that appear on proxies, which are available to clients upon request. The following is a summary of the more significant T. Rowe Price policies:

ELECTION OF DIRECTORS

T. Rowe Price generally supports slates with a majority of independent directors and nominating committees chaired by an independent board member. We withhold votes for inside directors serving on compensation and audit committees and for directors who miss more than one-fourth of the scheduled board meetings.

EXECUTIVE COMPENSATION

Our goal is to assure that a company's equity-based compensation plan is aligned with shareholders' long-term interests. While we evaluate most plans on a case-by-case basis, T. Rowe Price generally opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option plans. We base our review on criteria such as the costs associated with the plan, plan features, dilution to shareholders and comparability to plans in the company's peer group. We generally oppose plans that give a company the ability to reprice options.

ANTI-TAKEOVER AND CORPORATE GOVERNANCE ISSUES

T. Rowe Price generally opposes anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. When voting on corporate governance proposals, we will consider the dilutive impact to shareholders and the effect on shareholder rights.

SOCIAL AND CORPORATE RESPONSIBILITY ISSUES

T. Rowe Price generally votes with a company's management on social issues unless they have substantial economic implications for the company's business and operations that have not been adequately addressed by management.

MONITORING AND RESOLVING CONFLICTS OF INTEREST

The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. Since our voting guidelines are pre-determined by the Proxy Committee using recommendations from ISS, an independent third party, application of the T. Rowe Price guidelines to vote clients' proxies should in most instances adequately address any possible conflicts of interest. However, for proxy votes inconsistent with T. Rowe Price guidelines, the Proxy Committee reviews all such proxy votes in order to determine whether the portfolio manager's voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company's proxy. Issues raising possible conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution.

REPORTING

Vote Summary Reports are generated for each client that requests T. Rowe Price to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, votes cast for the client during the period, and the position taken with respect to each issue. Reports normally cover quarterly or annual periods. If you wish to receive a copy of your account's voting record, please contact your T. Rowe Price Client Relationship Manager.

Wellington Management Company, llp
Proxy Policies and Procedures

Dated: April 30, 2003





Wellington Management Company, llp

INTRODUCTION

Wellington Management Company, llp ("Wellington Management") has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interests of its clients around the world.

Wellington Management's Proxy Voting Guidelines, attached as Exhibit A to these Proxy Policies and Procedures, set forth the guidelines that Wellington
Management uses in voting specific proposals presented by the boards of directors or shareholders of companies whose securities are held in client portfolios for which Wellington Management has voting discretion. While the Proxy Voting Guidelines set forth general guidelines for voting proxies, each proposal is evaluated on its merits. The vote entered on a client's behalf with respect to a particular proposal may differ from the Proxy Voting Guidelines.


STATEMENT OF POLICIES

As a matter of policy, Wellington Management:

1 Takes responsibility for voting client proxies only upon a client's written request.

2 Votes all proxies in the best interests of its clients as shareholders, I.E., to maximize economic value.

3 Develops and maintains broad guidelines setting out positions on common proxy issues, but also considers each proposal in the context of the issuer, industry, and country in which it is involved.

4 Evaluates all factors it deems relevant when considering a vote, and may determine in certain instances that it is in the best interest of one or more clients to refrain from voting a given proxy ballot.

5 Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.

6 Believes that sound corporate governance practices can enhance shareholder value and therefore encourages consideration of an issuer's corporate governance as part of the investment process.

7 Believes that proxy voting is a valuable tool that can be used to promote sound corporate governance to the ultimate benefit of the client as shareholder.

8 Provides all clients, upon request, with copies of these Proxy Policies and Procedures, the Proxy Voting Guidelines, and related reports, with such frequency as required to fulfill obligations under applicable law or as reasonably requested by clients.

9 Reviews regularly the voting record to ensure that proxies are voted in accordance with these Proxy Policies and Procedures and the Proxy Voting Guidelines; and ensures that procedures, documentation, and reports relating to the voting of proxies are promptly and properly prepared and disseminated.

RESPONSIBILITY AND OVERSIGHT

Wellington Management has a Proxy Committee, established by action of the firm's Executive Committee, that is responsible for the review and approval of the firm's written Proxy Policies and Procedures and its Proxy Voting Guidelines, and for providing advice and guidance on specific proxy votes for individual issuers. The firm's Legal Services Department monitors regulatory requirements with respect to proxy voting on a global basis and works with the Proxy Committee to develop policies that implement those requirements. Day-to-day administration of the proxy voting process at Wellington Management is the responsibility of the Proxy Group within the Legal Services Department. In addition, the Proxy Group acts as a resource for portfolio managers and research analysts on proxy matters, as needed.


STATEMENT OF PROCEDURES

Wellington Management has in place certain procedures for implementing its proxy voting policies.


GENERAL PROXY VOTING

AUTHORIZATION TO VOTE. Wellington Management will vote only those proxies for which its clients have affirmatively delegated proxy-voting authority.

RECEIPT OF PROXY. Proxy materials from an issuer or its information agent are forwarded to registered owners of record, typically the client's custodian bank. If a client requests that Wellington Management vote proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management. Wellington Management may receive this voting information by mail, fax, or other electronic means.

RECONCILIATION. To the extent reasonably practicable, each proxy received is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due.

RESEARCH. In addition to proprietary investment research undertaken by Wellington Management investment professionals, the firm conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance around the world and of current practices of specific companies.

PROXY VOTING. Following the reconciliation process, each proxy is compared against Wellington Management's Proxy Voting Guidelines, and handled as follows:

     o Generally, issues for which explicit proxy voting guidance is provided in the Proxy Voting Guidelines (I.E., "For", "Against", "Abstain") are reviewed by the Proxy Group and voted in accordance with the Proxy Voting Guidelines.

     o Issues identified as "case-by-case" in the Proxy Voting Guidelines are further reviewed by the Proxy Group. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.

     o Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients' proxies.

MATERIAL CONFLICT OF INTEREST IDENTIFICATION AND RESOLUTION PROCESSES. Wellington Management's broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Proxy Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships and publishes those to individuals involved in the proxy voting process. In addition, the Proxy Committee encourages all personnel to contact the Proxy Group about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Proxy Committee to determine if there is a conflict, and if so whether the conflict is material.

If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by the designated members of the Proxy Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Proxy Committee should convene. Any Proxy Committee member who is himself or herself subject to the identified conflict will not participate in the decision on whether and how to vote the proxy in question.


OTHER CONSIDERATIONS

In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following list of considerations highlights some potential instances in which a proxy vote might not be entered.

SECURITIES LENDING. Wellington Management may be unable to vote proxies when the underlying securities have been lent out pursuant to a client's securities lending program. In general, Wellington Management does not know when securities have been lent out and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

SHARE BLOCKING AND RE-REGISTRATION. Certain countries require shareholders to stop trading securities for a period of time prior to and/or after a shareholder meeting in that country (I.E., share blocking). When reviewing proxies in share blocking countries, Wellington Management evaluates each proposal in light of the trading restrictions imposed and determines whether a proxy issue is sufficiently important that Wellington Management would consider the possibility of blocking shares. The portfolio manager retains the final authority to determine whether to block the shares in the client's portfolio or to pass on voting the meeting.

In certain countries, re-registration of shares is required to enter a proxy vote. As with share blocking, re-registration can prevent Wellington Management from exercising its investment discretion to sell shares held in a client's portfolio for a substantial period of time. The decision process in blocking countries as discussed above is also employed in instances where re-registration is necessary.

LACK OF ADEQUATE INFORMATION, UNTIMELY RECEIPT OF PROXY, IMMATERIAL IMPACT, OR EXCESSIVE COSTS. Wellington Management may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may abstain from voting in those instances. Proxy materials not delivered in a timely fashion may prevent analysis or entry of a vote by voting deadlines. In instances where the aggregate shareholding to be voted on behalf of clients is less than 1% of shares outstanding, or the proxy matters are deemed not material to shareholders or the issuer, Wellington Management may determine not to enter a vote. Wellington Management's practice is to abstain from voting a proxy in circumstances where, in its judgment, the costs exceed the expected benefits to clients.


ADDITIONAL INFORMATION

Wellington Management maintains records of proxies voted pursuant to Section 204-2 of the Investment Advisers Act of 1940 (the "Advisers Act"), the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and other applicable laws.

Wellington Management's Proxy Policies and Procedures may be amended from time to time by Wellington Management. Wellington Management provides clients with a copy of its Proxy Policies and Procedures, including the Proxy Voting Guidelines, upon written request. In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.

                                                                       EXHIBIT A

                                    Wellington Management Company, llp
                                    Proxy Voting Guidelines

                                    Dated:  April 30, 2003



                                    Wellington Management Company, llp

INTRODUCTION

Upon a client's written request, Wellington Management Company, llp ("Wellington Management") votes securities that are held in the client's account in response to proxies solicited by the issuers of such securities. Wellington Management established these Proxy Voting Guidelines to document positions generally taken on common proxy issues voted on behalf of clients.

These Guidelines are based on Wellington Management's fiduciary obligation to act in the best interest of its clients as shareholders. Hence, Wellington Management examines and votes each proposal so that the long-term effect of the vote will ultimately increase shareholder value for our clients. Wellington Management's experience in voting proposals has shown that similar proposals often have different consequences for different companies. Moreover, while these Proxy Voting Guidelines are written to apply globally, differences in local practice and law make universal application impractical. Therefore, each proposal is evaluated on its merits, taking into account its effects on the specific company in question, and on the company within its industry.

Following is a list of common proposals and the guidelines on how Wellington Management anticipates voting on these proposals. The "(SP)" after a proposal indicates that the proposal is usually presented as a Shareholder Proposal.

VOTING GUIDELINES

COMPOSITION AND ROLE OF THE BOARD OF DIRECTORS

     o    Election of Directors: For

     o    Repeal Classified Board (SP): For

     o    Adopt Director Tenure/Retirement Age (SP): Against

     o    Minimum Stock Ownership by Directors (SP): Case-by-Case

     o    Adopt Director & Officer Indemnification: For

     o    Allow Special Interest Representation to Board (SP): Against

     o    Require Board Independence (SP): For

     o    Require Board Committees to be Independent (SP): For

     o Require a Separation of Chair and CEO or Require a Case-by-Case Lead Director (SP):

     o Boards not Amending Policies That are Supported Withhold by a Majority of Shareholders: vote*

          *    on all Directors seeking election the following year

     o    Approve Directors' Fees: For

     o    Approve Bonuses for Retiring Directors: For

     o    Elect Supervisory Board/Corporate Assembly: For

MANAGEMENT COMPENSATION

     o    Adopt/Amend Stock Option Plans: Case-by-Case

     o    Adopt/Amend Employee Stock Purchase Plans: For

     o    Eliminate Golden Parachutes (SP): For

     o    Expense Future Stock Options (SP): For

     o    Shareholder Approval of All Stock Option Plans (SP): For

     o Shareholder Approval of Future Severance Agreements For Covering Senior Executives (SP):

     o Recommend Senior Executives Own and Hold Company For Stock, not Including Options (SP):

     o    Disclose All Executive Compensation (SP): For

REPORTING OF RESULTS

     o    Approve Financial Statements: For

     o    Set Dividends and Allocate Profits: For

     o    Limit Non-Audit Services Provided by Auditors (SP): For

     o    Ratify Selection of Auditors and Set Their Fees: For

     o    Elect Statutory Auditors: For

SHAREHOLDER VOTING RIGHTS

     o    Adopt Cumulative Voting (SP): Against

     o    Redeem or Vote on Poison Pill (SP): For

     o    Authorize Blank Check Preferred Stock: Against

     o    Eliminate Right to Call a Special Meeting: Against

     o    Increase Supermajority Vote Requirement: Against

     o    Adopt Anti-Greenmail Provision: For

     o    Restore Preemptive Rights: Case-by-Case

     o    Adopt Confidential Voting (SP): For

     o    Approve Unequal Voting Rights: Against

     o    Remove Right to Act by Written Consent: Against

     o    Approve Binding Shareholder Proposals: Case-by-Case

CAPITAL STRUCTURE

     o    Increase Authorized Common Stock: Case-by-Case

     o    Approve Merger or Acquisition: Case-by-Case

     o    Approve Technical Amendments to Charter: Case-by-Case

     o    Opt Out of State Takeover Statutes: For

     o    Consider Non-Financial Effects of Mergers: Against

     o    Authorize Share Repurchase: For

     o    Authorize Trade in Company Stock: For

     o    Issue Debt Instruments: For

SOCIAL ISSUES

     o    Endorse the Ceres Principles (SP): Case-by-Case

     o    Disclose Political and PAC Gifts (SP): For

     o Require Adoption of International Labor Organization's Case-by-Case Fair Labor Principles (SP):

MISCELLANEOUS

     o    Approve Other Business: Abstain

     o    Approve Reincorporation: Case-by-Case